FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08090

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(Exact name of registrant as specified in charter)

1300 South Clinton Street

Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Jill R. Whitelaw, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

Radnor, Pennsylvania, 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

2010 Main Street

Suite 500

Irvine, CA 92614

Registrant’s telephone number, including area code: (260) 455-3404

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 through December 31, 2013

Item 1. Reports to Stockholders

Lincoln Variable Insurance Products Trust:

LVIP American Allocation Funds

LVIP American Balanced Allocation Fund

LVIP American Income Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Emerging Markets RPM Fund

LVIP BlackRock Equity Dividend RPM Fund

LVIP BlackRock Global Allocation V.I. RPM Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP Capital Growth Fund

LVIP Clarion Global Real Estate Fund

LVIP Columbia Small-Mid Cap Growth RPM Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation® Aggressive Allocation Fund

LVIP Delaware Foundation® Conservative Allocation Fund

LVIP Delaware Foundation® Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional Non-US Equity RPM Fund

LVIP Dimensional US Equity RPM Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Global Income Fund

LVIP JPMorgan Mid Cap Value RPM Fund

LVIP JP Morgan High Yield Fund

LVIP Managed Risk American Allocation Target Risk Funds:

LVIP Managed Risk American Balanced Allocation Fund

LVIP Managed Risk American Growth Allocation Fund

LVIP Managed Risk Profile Funds:

LVIP Managed Risk Profile Conservative Fund

LVIP Managed Risk Profile Moderate Fund

LVIP Managed Risk Profile Growth Fund

LVIP Managed Risk Profile Target Maturity Funds:

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

LVIP MFS International Growth Fund

LVIP MFS International Growth RPM Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA Allocation Funds

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Funds

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small/Mid-Cap 200 Fund

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap RPM Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Cap RPM Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth RPM Fund

LVIP UBS Large Cap Growth RPM Fund

LVIP VIP Contrafund ® RPM Portfolio

Lincoln Variable Insurance Products Trust

President’s Letter for the LVIP American Funds Annual Report

Dear Fellow Investors,

Investors in developed market equities were rewarded during 2013 as markets steered clear of several headwinds and rewarded investors with strong returns. Stocks in large cap US companies, as measured by the S&P 500, surged to a total return of over 32%. Meanwhile, stocks in large cap non-US companies from developed markets, as measured by the MSCI EAFE Index, advanced over 20%. Returns were not so strong in all markets, however. Stocks of companies in emerging economies, as measured by the MSCI Emerging Markets Index, declined (2.60%) last year as concerns about the pace of growth in these economies mounted. Bond investors were impacted by rising interest rates, as the bellwether 10-Year US Treasury Bond yield surged to 3.03% to end 2013, up from 1.76% to begin the year. With interest rates rising, many fixed income investors experienced their first negative returns in many years, with the Barclays US Aggregate Bond Index declining (2.02%) during 2013. Other highlights from the year included:

•	The U.S. unemployment rate steadily fell through the year, driven by improving economic strength, dropping from 7.9% in January to 6.7% by year end.

•	To help ensure stability at the Fed as they begin to unwind an historic quantitative easing program, President Obama nominated Janet Yellen, a long-time ally of current Fed Chair Ben Bernanke, to lead the central bank going forward.

•	The U.S. continued to experience corporate earnings growth. Thomson Reuters reported that earnings for the S&P 500 as a whole grew 5.8% over the year ended September 30, 2013.

•	Equity market volatility, as measured by the VIX Index, ended the year lower as investors became more comfortable with the global economic outlook.

Looking forward to 2014 now is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified. Below is a brief summary of innovative funds designed to help you manage the risks in your portfolio:

LVIP Managed Risk American Allocation Funds

•	The LVIP Managed Risk American Allocation Funds provide a means for investors to remain invested in markets, while the risks in their portfolio are being managed on a daily basis.
•	Although not guaranteed, each of the Funds employs sophisticated capital protection and volatility management techniques designed to provide a greater level of stability for retirement savings.

•	The Funds go beyond traditional asset allocation methods to accommodate ever-changing market conditions, seeking to capture growth in rising markets and defend against losses in falling markets.

LVIP American Preservation Fund

As part of a diversified investment strategy, the Fund seeks to provide your clients with current income through preservation of capital in their American Legacy® annuity portfolios. This Fund offers access to:

•	A well-diversified portfolio of U.S. bonds and non-U.S. bonds.
•	The pairing of six American Funds Insurance Series® portfolios with three short-to-intermediate term American Funds® mutual funds.
•	15 portfolio counselors with a median of 25 years of experience.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2014.

Sincerely,

Daniel R. Hayes

President

Lincoln Variable Insurance Products Trust

Lincoln Variable Insurance Products Trust

President’s Letter for the remaining LVIP Fund Annual Reports

Dear Fellow Investors,

Investors in developed market equities were rewarded during 2013 as markets steered clear of several headwinds and rewarded investors with strong returns. Stocks in large cap US companies, as measured by the S&P 500, surged to a total return of over 32%. Meanwhile, stocks in large cap non-US companies from developed markets, as measured by the MSCI EAFE Index, advanced over 20%. Returns were not so strong in all markets, however. Stocks of companies in emerging economies, as measured by the MSCI Emerging Markets Index, declined (2.60%) last year as concerns about the pace of growth in these economies mounted. Bond investors were impacted by rising interest rates, as the bellwether 10-Year US Treasury Bond yield surged to 3.03% to end 2013, up from 1.76% to begin the year. With interest rates rising, many fixed income investors experienced their first negative returns in many years, with the Barclays US Aggregate Bond Index declining (2.02%) during 2013. Other highlights from the year included:

•	The U.S. unemployment rate steadily fell through the year, driven by improving economic strength, dropping from 7.9% in January to 6.7% by year end.

•	To help ensure stability at the Fed as they begin to unwind an historic quantitative easing program, President Obama nominated Janet Yellen, a long-time ally of current Fed Chair Ben Bernanke, to lead the central bank going forward.

•	The U.S. continued to experience corporate earnings growth. Thomson Reuters reported that earnings for the S&P 500 as a whole grew 5.8% over the year ended September 30, 2013.

•	Equity market volatility, as measured by the VIX Index, ended the year lower as investors became more comfortable with the global economic outlook.

Looking forward to 2014 now is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified. In addition to a broad selection of equity funds, the Lincoln Variable Insurance Products (LVIP) Trust offers a number of innovative fixed income options that seek to mitigate the effects of rising interest rates. We also continue to focus on innovative ways to manage risk through all market cycles within the LVIP Managed Risk and the Risk Portfolio Management (“RPM”) series’ of funds. A brief summary of these funds is provided below.

Managed Risk Profile Funds

•	The LVIP Managed Risk Series of Funds, offered in both Target Maturity and Target Risk versions, provide a means for investors to remain invested in markets, while the risks in their portfolio are being managed on a daily basis.

•	Although not guaranteed, each of the Managed Risk Series of Funds employs sophisticated capital protection and volatility management techniques designed to provide a greater level of stability for retirement savings.

•	The Funds go beyond traditional asset allocation methods to accommodate ever-changing market conditions, seeking to capture growth in rising markets and defend against losses in falling markets.

Risk Portfolio Management (RPM) Funds

•	A series of funds which offer the ability to invest in specific asset classes or asset allocation strategies along with the benefits of volatility management.

•	We currently offer 19 RPM Funds, ranging from large and small cap U.S. stock funds to international stock funds and global asset allocation funds.

Fixed Income Funds

•	The LVIP Delaware Diversified Floating Rate Fund is designed for investors that are concerned about rising interest rates and want a short duration option that is designed to benefit as market rates increase.

•	The LVIP Global Income Fund allows investors to diversify their fixed income exposure globally, which reduces the risks associated from investing in just one country.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2014.

Sincerely,

Daniel R. Hayes

President

Lincoln Variable Insurance Products Trust

LVIP American Allocation Funds

LVIP American Balanced Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP American Allocation Funds

LVIP American Allocation Funds

2013 Annual Report Commentary (unaudited)

Managed by:

The LVIP American Balanced Allocation Fund returned 14.98% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Balanced Allocation Composite1, returned 15.80%; and its broad-based index, the S&P 500® Index2, returned 32.39%.

The LVIP American Growth Allocation Fund returned 17.94% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Growth Allocation Composite3, returned 18.59%; and its broad-based benchmark index, the S&P 500® Index, returned 32.39%.

The LVIP American Income Allocation Fund returned 8.95% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Income Allocation Composite4, returned 10.01%; and its broad-based benchmark index, the Barclays Capital U.S. Aggregate Bond Index5, returned (2.02%).

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index gained 32.39% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends)6 exceeded 22.78% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index (net dividends)7 lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The equity portion of the LVIP American Allocation Funds generally underperformed the equity portion of their respective composite benchmarks during 2013. Exposure to American Funds® Capital Income Builder Fund® and American Funds® American Mutual Fund® detracted to results relative to the Index. Positive contributors included the American Funds® AMCAP Fund® and the American Funds Insurance Series (“AFIS®”) Growth-Income FundSM.

The fixed income portion of the LVIP American Allocation Funds generally outperformed the fixed income portion of their respective composite benchmarks during 2013. Contributors included the AFIS® High-Income Bond FundSM and the AFIS® Bond FundSM. Detractors included the AFIS® U.S. Government/AAA-Rated Securities FundSM and the AFIS® Global Bond FundSM.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds

2013 Annual Report Commentary (continued)

LVIP American Balanced Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Balanced Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,633 for the Standard Class shares and to $13,473 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite Index and S&P 500® Index did from 8/2/10 through 12/31/13. The same $10,000 investment would have increased to $14,101 and $17,675, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+ 14.98%

Inception (8/2/10)	+ 9.47%

Service Class Shares

One Year	+ 14.59%

Inception (8/2/10)	+ 9.10%

LVIP American Growth Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,095 for the Standard Class shares and to $13,930 the Service Class shares. For comparison, look at how the Growth Allocation Composite Index and S&P 500® Index did from 8/2/10 through 12/31/13. The same $10,000 would have increased to $14,489 and $17,675, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+ 17.94%

Inception (8/2/10)	+ 10.54%

Service Class Shares

One Year	+ 17.53%

Inception (8/2/10)	+ 10.16%

LVIP American Allocation Funds–2

LVIP American Allocation Funds

2013 Annual Report Commentary (continued)

LVIP American Income Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Income Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,713 for the Standard Class shares and to $12,563 for the Service Class shares. For comparison, look at how the Income Allocation Composite Index and Barclays Capital U.S. Aggregate Bond Index did from 8/2/10 through 12/31/13. The same $10,000 would have increased to $13,191 and $11,020, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+ 8.95%

Inception (8/2/10)	+ 7.26%

Service Class Shares

One Year	+ 8.57%

Inception (8/2/10)	+ 6.89%

1.

The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Barclays Capital U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE Index (net dividends).

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Growth Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 40% S&P 500® Index and 30% MSCI EAFE Index (net dividends).

4.

The Income Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Barclays Capital U.S. Aggregate Index, 30% S&P 500®Index and 10% MSCI EAFE Index (net dividends).

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

6

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP American Allocation Funds–3

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP American Balanced Allocation Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,100.10	0.22%	$1.16
Service Class Shares	1,000.00	1,098.10	0.57%	3.01
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.33	0.57%	2.91

LVIP American Growth Allocation Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,117.80	0.22%	$1.17
Service Class Shares	1,000.00	1,115.90	0.57%	3.04
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.33	0.57%	2.91

LVIP American Income Allocation Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,065.00	0.25%	$1.30
Service Class Shares	1,000.00	1,063.10	0.60%	3.12
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.18	0.60%	3.06

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP American Allocation Funds–4

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES (continued)

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected on page 1, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table on page 4 does not reflect the expenses of the Underlying Funds.

LVIP American Allocation Funds–5

LVIP American Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2013

LVIP American Balanced Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	100.25%
Asset Allocation Fund	20.17%
Equity Funds	26.35%
Fixed Income Funds	32.48%
International Equity Funds	18.29%
International Fixed Income Fund	2.96%
Total Value of Securities	100.25%
Liabilities Net of Receivables and Other Assets	(0.25%	)
Total Net Assets	100.00%

LVIP American Growth Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	100.26%
Asset Allocation Fund	17.08%
Equity Funds	31.30%
Fixed Income Funds	21.59%
International Equity Funds	26.36%
International Fixed Income Fund	3.93%
Total Value of Securities	100.26%
Liabilities Net of Receivables and Other Assets	(0.26%	)
Total Net Assets	100.00%

LVIP American Income Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	99.36%
Asset Allocation Fund	22.13%
Equity Funds	19.20%
Fixed Income Funds	49.07%
International Equity Funds	4.04%
International Fixed Income Fund	4.92%
Money Market Fund	0.00%
Total Value of Securities	99.36%
Receivables and Other Assets Net of Liabilities	0.64%
Total Net Assets	100.00%

LVIP American Allocation Funds–6

LVIP American Balanced Allocation Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–100.25%
Asset Allocation Fund–20.17%
²American Funds®–
Capital Income Builder	2,783,524	$162,947,490

		162,947,490

Equity Funds–26.35%
²American Funds®–
AMCAP Fund	893,826	24,517,634
Mutual Fund	934,474	32,529,028
çAmerican Funds Insurance Series®–
Blue Chip Income & Growth Fund	4,362,472	57,235,636
Growth Fund	418,805	32,892,981
Growth-Income Fund	1,295,239	65,694,500

		212,869,779

Fixed Income Funds–32.48%
²American Funds®–
Intermediate Bond Fund of America	1,184,766	15,899,559
çAmerican Funds Insurance Series®–
Bond Fund	14,819,201	159,010,031
High-Income Bond Fund	2,877,540	32,027,019
Mortgage Bond Fund	3,101,311	31,726,412
U.S. Government/AAA-Rated Securities Fund	1,992,001	23,784,497

		262,447,518

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–18.29%
çAmerican Funds Insurance Series®–
Global Growth Fund	1,645,594	$49,548,848
Global Small Capitalization Fund	1,588,701	40,813,727
International Fund	2,323,664	49,308,143
New World Fund	324,614	8,141,309

		147,812,027

International Fixed Income Fund–2.96%
çAmerican Funds Insurance Series®–
Global Bond Fund	2,013,208	23,916,916

		23,916,916

Total Unaffiliated Investment Companies (Cost $715,091,347)		809,993,730

TOTAL VALUE OF SECURITIES–100.25% (Cost $715,091,347)	809,993,730
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.25%)	(2,052,310)

NET ASSETS APPLICABLE TO 63,031,896 SHARES OUTSTANDING–100.00%	$807,941,420

NET ASSET VALUE–LVIP AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($29,314,403 / 2,286,594 Shares)	$12.820

NET ASSET VALUE–LVIP AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($778,627,017 / 60,745,302 Shares)	$12.818

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$687,470,991
Accumulated net realized gain on investments	25,568,046
Net unrealized appreciation of investments	94,902,383

Total net assets	$807,941,420

²	Class R6 shares.

ç	Class 1 shares.

«	Of this amount, $1,685,261 represents payable for fund shares redeemed as of December 31, 2013.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–7

LVIP American Growth Allocation Fund

Statement of Net Assets

December 31, 2013

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–100.26%
Asset Allocation Fund–17.08%
²American Funds®–
Capital Income Builder	2,329,328	$136,358,858

		136,358,858

Equity Funds–31.30%
†American Funds®–
AMCAP Fund	879,982	24,137,895
Mutual Fund	1,150,010	40,031,831
çAmerican Funds Insurance Series®–
Blue Chip Income & Growth Fund. . .	6,135,444	80,497,028
Growth Fund	515,391	40,478,834
Growth-Income Fund	1,275,142	64,675,214

		249,820,802

Fixed Income Funds–21.59%
²American Funds®–
Intermediate Bond Fund of America	583,244	7,827,133
çAmerican Funds Insurance Series®–
Bond Fund	10,943,350	117,422,146
High-Income Bond Fund	2,124,840	23,649,465
Mortgage Bond Fund	2,290,098	23,427,707

		172,326,451

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–26.36%
çAmerican Funds Insurance Series®–
Global Growth & Income Fund	1,302,480	$16,320,077
Global Growth Fund	1,890,305	56,917,075
Global Small Capitalization Fund . . .	1,564,071	40,180,971
International Fund	3,812,519	80,901,660
New World Fund	639,158	16,030,094

		210,349,877

International Fixed Income Fund–3.93%
çAmerican Funds Insurance Series®–
Global Bond Fund	2,641,371	31,379,489

		31,379,489

Total Unaffiliated Investment Companies (Cost $685,250,673)		800,235,477

TOTAL VALUE OF SECURITIES–100.26% (Cost $685,250,673)	800,235,477
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.26%)	(2,072,779)

NET ASSETS APPLICABLE TO 60,036,593 SHARES OUTSTANDING–100.00%	$798,162,698

NET ASSET VALUE–LVIP AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($14,903,216 / 1,120,837 Shares)	$13.297
NET ASSET VALUE–LVIP AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($783,259,482 / 58,915,756 Shares)	$13.295
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$662,050,211
Accumulated net realized gain on investments	21,127,683
Net unrealized appreciation of investments	114,984,804

Total net assets	$798,162,698

²	Class R6 shares.

ç	Class 1 shares.

«	Of this amount, $1,895,665 represents payable for fund shares redeemed as of December 31, 2013.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–8

LVIP American Income Allocation Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–99.36%
Asset Allocation Fund–22.13%
²American Funds®–
Capital Income Builder	810,828	$47,465,875

		47,465,875

Equity Funds–19.20%
²American Funds®–
AMCAP Fund	157,788	4,328,122
Mutual Fund	185,584	6,460,193
çAmerican Funds Insurance Series®–
Blue Chip Income & Growth Fund	825,169	10,826,214
Growth Fund	110,901	8,710,194
Growth-Income Fund	214,423	10,875,515

		41,200,238

Fixed Income Funds–49.07%
²American Funds®–
Intermediate Bond Fund of America	627,427	8,420,074
çAmerican Funds Insurance Series®–
Bond Fund	6,278,375	67,366,960
High-Income Bond Fund	761,939	8,480,381
Mortgage Bond Fund	1,026,492	10,501,013
U.S. Government/AAA-Rated Securities Fund	879,099	10,496,441

		105,264,869

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–4.04%
çAmerican Funds Insurance Series®–	72,263	$2,175,852
Global Small Capitalization Fund	252,426	6,484,835

		8,660,687

International Fixed Income Fund–4.92%
çAmerican Funds Insurance Series®–
Global Bond Fund	888,614	10,556,733

		10,556,733

Money Market Fund–0.00%
Dreyfus Treasury & Agency Cash Management Fund	3,016	3,016

		3,016

Total Unaffiliated Investment Companies (Cost $200,001,545)		213,151,418

TOTAL VALUE OF SECURITIES–99.36% (Cost $200,001,545)	213,151,418
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.64%	1,382,371

NET ASSETS APPLICABLE TO 17,976,333 SHARES OUTSTANDING–100.00%	$214,533,789

NET ASSET VALUE–LVIP AMERICAN INCOME ALLOCATION FUND STANDARD CLASS ($6,350,999 / 532,060 Shares)	$11.937

NET ASSET VALUE–LVIP AMERICAN INCOME ALLOCATION FUND SERVICE CLASS ($208,182,790 / 17,444,273 Shares)	$11.934

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$193,709,551
Accumulated net realized gain on investments	7,674,365
Net unrealized appreciation of investments	13,149,873

Total net assets	$214,533,789

²	Class R6 shares.

ç	Class 1 shares.

«	Of this amount, $3,016 represents payable for investment companies purchased and $19,224 represents payable for fund shares redeemed as of December 31, 2013.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–9

LVIP American Allocation Funds

Statements of Operations

Year Ended December 31, 2013

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$16,965,762	$15,808,496	$4,731,387

EXPENSES:
Distribution fees-Service Class	2,572,904	2,479,328	722,632
Management fees	1,901,641	1,802,382	532,171
Accounting and administration expenses	96,404	93,617	60,909
Professional fees	36,862	35,852	23,526
Reports and statements to shareholders	36,848	32,769	13,066
Trustees’ fees and expenses	19,370	18,047	5,543
Custodian fees	12,639	11,739	5,909
Consulting fees	6,258	6,046	3,196
Pricing fees	230	217	65
Other	11,117	10,127	2,913

	4,694,273	4,490,124	1,369,930
Less management fees waived	(380,328)	(360,476)	(106,434)
Less underlying funds class share waiver	(35,909)	(31,140)	(10,681)

Total operating expenses	4,278,036	4,098,508	1,252,815

NET INVESTMENT INCOME	12,687,726	11,709,988	3,478,572

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Distributions from unaffiliated investment companies	5,280,273	4,317,075	1,765,863
Sale of investments in unaffiliated investment companies	29,594,012	25,125,067	7,116,887

Net realized gain	34,874,285	29,442,142	8,882,750
Net change in unrealized appreciation (depreciation) of investments in unaffiliated investment companies	55,803,142	75,440,857	4,851,575

NET REALIZED AND UNREALIZED GAIN	90,677,427	104,882,999	13,734,325

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,365,153	$116,592,987	$17,212,897

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–10

LVIP American Allocation Funds

Statements of Changes in Net Assets

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,687,726	$13,260,614	$11,709,988	$11,281,508	$3,478,572	$3,962,776
Net realized gain (loss)	34,874,285	(112,926)	29,442,142	446,280	8,882,750	922,319
Net change in unrealized appreciation (depreciation)	55,803,142	49,743,712	75,440,857	54,840,184	4,851,575	8,539,242

Net increase in net assets resulting from operations	103,365,153	62,891,400	116,592,987	66,567,972	17,212,897	13,424,337

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(577,523)	(480,744)	(271,137)	(297,052)	(131,818)	(178,050)
Service Class	(12,784,883)	(17,634,785)	(11,772,821)	(15,666,989)	(3,641,073)	(5,570,719)
Net realized gain:
Standard Class	(107,583)	(12,026)	(53,486)	(4,660)	(10,732)	(3,509)
Service Class	(2,856,653)	(516,347)	(2,821,886)	(276,439)	(340,588)	(124,059)

	(16,326,642)	(18,643,902)	(14,919,330)	(16,245,140)	(4,124,211)	(5,876,337)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	13,850,425	9,926,785	5,319,387	3,832,972	2,058,622	3,537,076
Service Class	116,620,644	278,630,568	119,988,292	215,715,484	50,001,741	97,661,312
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	685,106	492,770	324,623	301,712	142,550	181,559
Service Class	15,641,536	18,151,132	14,594,707	15,943,428	3,981,661	5,694,778

	146,797,711	307,201,255	140,227,009	235,793,596	56,184,574	107,074,725

Cost of shares redeemed:
Standard Class	(5,507,035)	(4,018,307)	(3,132,906)	(2,692,951)	(2,042,406)	(1,060,184)
Service Class	(123,555,235)	(114,221,723)	(93,418,743)	(89,286,046)	(54,247,539)	(45,825,364)

	(129,062,270)	(118,240,030)	(96,551,649)	(91,978,997)	(56,289,945)	(46,885,548)

Increase (decrease) in net assets derived from capital share transactions	17,735,441	188,961,225	43,675,360	143,814,599	(105,371)	60,189,177

NET INCREASE IN NET ASSETS	104,773,952	233,208,723	145,349,017	194,137,431	12,983,315	67,737,177
NET ASSETS:
Beginning of year	703,167,468	469,958,745	652,813,681	458,676,250	201,550,474	133,813,297

End of year	$807,941,420	$703,167,468	$798,162,698	$652,813,681	$214,533,789	$201,550,474

Undistributed net investment income	$—	$947,212	$—	$351,496	$—	$319,092

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–11

LVIP American Balanced Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Standard Class
				8/2/10[1] to 12/31/10
	Year Ended
	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.416	$10.545	$10.659	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.246	0.270	0.336	0.691
Net realized and unrealized gain (loss)	1.463	0.947	(0.369)	(0.032)

Total from investment operations	1.709	1.217	(0.033)	0.659

Less dividends and distributions from:
Net investment income	(0.257)	(0.337)	(0.081)	—
Net realized gain	(0.048)	(0.009)	— [3]	—

Total dividends and distributions	(0.305)	(0.346)	(0.081)	—

Net asset value, end of period	$12.820	$11.416	$10.545	$10.659

Total return[4]	14.98%	11.58%	(0.30% )	6.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,314	$17,492	$10,124	$722
Ratio of expenses to average net assets[5]	0.22%	0.20%	0.23%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.28%	0.28%	0.30%	2.54%
Ratio of net investment income to average net assets	2.01%	2.40%	3.15%	15.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.95%	2.32%	3.08%	13.50%
Portfolio turnover	49%	24%	33%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $6 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–12

LVIP American Balanced Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Service Class
				8/2/10[1] to 12/31/10
	Year Ended
	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.416	$10.549	$10.644	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.202	0.231	0.298	0.678
Net realized and unrealized gain (loss)	1.462	0.945	(0.366)	(0.034)

Total from investment operations	1.664	1.176	(0.068)	0.644

Less dividends and distributions from:
Net investment income	(0.214)	(0.300)	(0.027)	—
Net realized gain	(0.048)	(0.009)	— [3]	—

Total dividends and distributions	(0.262)	(0.309)	(0.027)	—

Net asset value, end of period	$12.818	$11.416	$10.549	$10.644

Total return[4]	14.59%	11.18%	(0.64% )	6.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$778,627	$685,675	$459,835	$36,710
Ratio of expenses to average net assets[5]	0.57%	0.55%	0.58%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.63%	0.63%	0.65%	2.89%
Ratio of net investment income to average net assets	1.66%	2.05%	2.80%	15.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	1.97%	2.73%	13.15%
Portfolio turnover	49%	24%	33%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $285 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–13

LVIP American Growth Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Standard Class
				8/2/10[1] to 12/31/10
	Year Ended
	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.526	$10.485	$10.763	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.247	0.253	0.335	0.671
Net realized and unrealized gain (loss)	1.820	1.120	(0.536)	0.092

Total from investment operations	2.067	1.373	(0.201)	0.763

Less dividends and distributions from:
Net investment income	(0.247)	(0.327)	(0.077)	—
Net realized gain	(0.049)	(0.005)	— [3]	—

Total dividends and distributions	(0.296)	(0.332)	(0.077)	—

Net asset value, end of period	$13.297	$11.526	$10.485	$10.763

Total return[4]	17.94%	13.15%	(1.87% )	7.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,903	$10,649	$8,324	$24
Ratio of expenses to average net assets[5]	0.22%	0.21%	0.23%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.28%	0.29%	0.30%	3.01%
Ratio of net investment income to average net assets	1.97%	2.25%	3.14%	15.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.91%	2.17%	3.07%	12.82%
Portfolio turnover	42%	18%	26%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $4 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–14

LVIP American Growth Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Service Class
				8/2/10[1] to 12/31/10
	Year Ended
	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.527	$10.490	$10.749	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.202	0.214	0.297	0.675
Net realized and unrealized gain (loss)	1.818	1.118	(0.534)	0.074

Total from investment operations	2.020	1.332	(0.237)	0.749

Less dividends and distributions from:
Net investment income	(0.203)	(0.290)	(0.022)	—
Net realized gain	(0.049)	(0.005)	— [3]	—

Total dividends and distributions	(0.252)	(0.295)	(0.022)	—

Net asset value, end of period	$13.295	$11.527	$10.490	$10.749

Total return[4]	17.53%	12.74%	(2.20% )	7.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$783,260	$642,165	$450,352	$32,215
Ratio of expenses to average net assets[5]	0.57%	0.56%	0.58%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.63%	0.64%	0.65%	3.36%
Ratio of net investment income to average net assets	1.62%	1.90%	2.79%	15.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.56%	1.82%	2.72%	12.47%
Portfolio turnover	42%	18%	26%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $305 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–15

LVIP American Income Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Standard Class
				8/2/10[1] to 12/31/10
	Year Ended
	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.208	$10.660	$10.440	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.231	0.286	0.347	0.431
Net realized and unrealized gain (loss)	0.771	0.635	(0.049)	0.009

Total from investment operations	1.002	0.921	0.298	0.440

Less dividends and distributions from:
Net investment income	(0.254)	(0.365)	(0.078)	—
Net realized gain	(0.019)	(0.008)	— [3]	—

Total dividends and distributions	(0.273)	(0.373)	(0.078)	—

Net asset value, end of period	$11.937	$11.208	$10.660	$10.440

Total return[4]	8.95%	8.66%	2.86%	4.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,351	$5,799	$2,963	$75
Ratio of expenses to average net assets[5]	0.25%	0.23%	0.27%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.30%	0.31%	0.38%	5.16%
Ratio of net investment income to average net assets	1.97%	2.56%	3.27%	10.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.92%	2.48%	3.16%	5.18%
Portfolio turnover	61%	30%	41%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $5 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–16

LVIP American Income Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Service Class
				8/2/10[1] to 12/31/10
	Year Ended
	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.207	$10.663	$10.426	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.190	0.247	0.309	0.420
Net realized and unrealized gain (loss)	0.769	0.633	(0.048)	0.006

Total from investment operations	0.959	0.880	0.261	0.426

Less dividends and distributions from:
Net investment income	(0.213)	(0.328)	(0.024)	—
Net realized gain	(0.019)	(0.008)	— [3]	—

Total dividends and distributions	(0.232)	(0.336)	(0.024)	—

Net asset value, end of period	$11.934	$11.207	$10.663	$10.426

Total return[4]	8.57%	8.27%	2.50%	4.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$208,183	$195,751	$130,850	$18,135
Ratio of expenses to average net assets[5]	0.60%	0.58%	0.62%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.65%	0.66%	0.73%	5.51%
Ratio of net investment income to average net assets	1.62%	2.21%	2.92%	9.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.57%	2.13%	2.81%	4.83%
Portfolio turnover	61%	30%	41%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $239 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–17

LVIP American Allocation Funds

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund will invest a significant portion of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end Funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

LVIP American Allocation Funds–18

LVIP American Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. The fee is in addition to the management fees indirectly paid to the investment advisors of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the average daily net assets of each Fund. This agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administration fees	$35,419	$33,395	$9,977
Legal fees	6,318	5,962	1,779

Lincoln Life also performs daily trading operations. For the year ended December 31, 2013, each fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Trading operations fees	$7,401	$7,010	$2,079

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013, the Funds had liabilities payable to affiliates as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$135,430	$133,185	$36,057
Distribution fees payable to LFD	228,377	228,700	61,240
Trading operation fees payable to Lincoln Life	491	483	131

The Funds operate as a “fund of funds” structure in reliance on an SEC exemptive order (Release No. 29196). One of the conditions of the order requires that LIAC waives fees otherwise payable to it by a fund of fund in an amount at least equal to any compensation received by LIAC and its affiliates from an unaffiliated underlying fund, other than advisory fees (if any) paid to LIAC and its affiliates for managing an unaffiliated underlying fund. For the year ended December 31, 2013, LIAC waived the following amounts:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Underlying Funds class share waiver	$35,909	$31,140	$10,681

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

LVIP American Allocation Funds–19

LVIP American Allocation Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2013, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$389,531,955	$348,825,473	$129,523,393
Sales	368,803,395	302,299,788	130,105,064

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$719,024,594	$689,856,421	$201,294,523

Aggregate unrealized appreciation	$102,096,389	$120,321,185	$16,123,077
Aggregate unrealized depreciation	(11,127,253)	(9,942,129)	(4,266,182)

Net unrealized appreciation	$90,969,136	$110,379,056	$11,856,895

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Unaffiliated Investment Companies	$809,993,730	$800,235,477	$213,151,418

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

LVIP American Allocation Funds–20

LVIP American Allocation Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year Ended December 31, 2013:
Ordinary income	$15,864,967	$14,465,533	$3,772,891
Long-term capital gains	461,675	453,797	351,320

Total	$16,326,642	$14,919,330	$4,124,211

Year Ended December 31, 2012:
Ordinary income	18,420,268	$16,045,825	$5,773,463
Long-term capital gains	223,634	199,315	102,874

Total	$18,643,902	$16,245,140	$5,876,337

In addition, the Funds declared the following ordinary income consent dividends for the year ended December 31, 2012. Such amount has been deemed paid and contributed to the Funds as additional paid-in capital.

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Ordinary income	$947,212	$351,496	$319,092

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Shares of beneficial interest	$687,470,991	$662,050,211	$193,709,551
Undistributed ordinary income	—	—	1,184,988
Undistributed long-term capital gains	29,501,293	25,733,431	7,782,355
Unrealized appreciation	90,969,136	110,379,056	11,856,895

Net assets	$807,941,420	$798,162,698	$214,533,789

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds, dividends and distributions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Funds recorded the following reclassifications:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed net investment income	$(272,532)	$(17,526)	$(24,773)
Accumulated net realized gain	(674,680)	(333,970)	(294,319)
Paid-in capital	947,212	351,496	319,092

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP American Allocation Funds–21

LVIP American Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

During the fiscal year 2013, the Funds utilized capital loss carryforwards as follows:

LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
$1,807,311	$626,586	$-

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	1,153,782	888,254	421,385	343,133	176,685	317,468
Service Class	9,597,091	25,066,193	9,606,739	19,347,189	4,292,236	8,803,638
Shares issued upon reinvestment of dividends and distributions:
Standard Class	53,574	43,490	24,485	26,471	11,975	16,216
Service Class	1,223,333	1,601,380	1,100,906	1,398,585	334,668	508,519

	12,027,780	27,599,317	11,153,515	21,115,378	4,815,564	9,645,841

Shares redeemed:
Standard Class	(452,997)	(359,552)	(248,979)	(239,579)	(174,071)	(94,173)
Service Class	(10,135,360)	(10,198,811)	(7,500,892)	(7,969,861)	(4,649,666)	(4,116,785)

	(10,588,357)	(10,558,363)	(7,749,871)	(8,209,440)	(4,823,737)	(4,210,958)

Net increase (decrease)	1,439,423	17,040,954	3,403,644	12,905,938	(8,173)	5,434,883

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Allocation Funds–22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Allocation Funds

We have audited the accompanying statements of net assets of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP American Allocation Funds–23

LVIP American Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Funds report distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income Total	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP American Balanced Allocation Fund	2.83%	97.17%	100.00%
LVIP American Growth Allocation Fund	3.04%	96.96%	100.00%
LVIP American Income Allocation Fund	8.52%	91.48%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Proxy Results (unaudited)

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management Agreement

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund, each a series of the Trust (each a “Fund” and collectively, the “LVIP American Allocation Funds”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC and Lincoln Life provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based

LVIP American Allocation Funds–24

LVIP American Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreement.

In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for each Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year period ended June 30, 2013.

The Board reviewed the LVIP American Balanced Allocation Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Moderate Allocation funds and a custom index (Balanced Allocation composite). The Board noted that the Fund’s return was below the median of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced investment operations in March 2012, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth Allocation Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Moderate Allocation funds and a custom index (Growth Allocation composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced investment operations in March 2012, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Income Allocation Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Conservative Allocation funds and a custom index (Income Allocation composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced investment operations in March 2012, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for each Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Funds’ separate administrative fee in the Funds’ management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2014 of 0.05% for each of the Funds. The Board noted that the investment management fees for each Fund giving effect to the advisory fee waiver were equal to the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver and/or expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

LVIP American Allocation Funds–25

LVIP American Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that its continuation is in the best interests of each Fund.

LVIP American Allocation Funds–26

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP American Allocation Funds–27

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP American Allocation Funds–28

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus.

To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds–29

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP American Funds

The 2013 Annual Report for the American Funds Insurance Series (AFIS) will be mailed separately to all Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York policyholders and variable annuity contract owners with allocations to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (LVIP). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the LVIP Annual Report included herein.

LVIP American Global Growth Fund

2013 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 28.69% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the MSCI All Country World Index (net dividends)*, returned 22.80%. The LVIP American Global Growth Fund invests all of its assets in Class I shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

Supported by central bank stimulus and improving economic activity, developed market stocks rallied strongly in 2013. However, emerging market stocks ended the year lower as the Federal Reserve began to reduce its bond-buying program.

The Fund ended the year with gains in all industry sectors. Good stock selection in U.S. companies was the key factor in the Fund’s return differential over the index. Holdings in the consumer discretionary sector, the Fund’s largest at December 31, were particularly beneficial, with strong returns from cable company Virgin Media and online retailer Amazon. Japanese telecommunication services company SoftBank, which acquired a majority stake in U.S. cellular company Sprint in 2013, and U.S. biopharmaceutical company Gilead Sciences had the Fund’s highest returns and were also among the primary contributors to the Fund’s results.

Most holdings outside the U.S. were additive, with Japan, the United Kingdom and France the major contributors. Holdings in India, Brazil and Australia detracted slightly from results.

Looking ahead, the Fund’s portfolio managers expect global markets to be challenged by the reduction in monetary stimulus. However, they are enthusiastic about the prospects for investments in the U.S. and Japan and less concerned about recent areas of weakness, such as China and Europe.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Global Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,772. For comparison, look at how the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $16,427. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Service Class II Shares

One Year	+28.69%

Inception (7/1/10)	+17.82%

*

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund

2013 Annual Report Commentary (continued)

Advised by:

The Fund returned 27.79% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the MSCI All Country World Small Cap Index (net dividends)*, returned 29.18%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class I shares of the Global Small Capitalization FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

Economies continued to improve, particularly the U.S., as evidenced by the 4.1% third-quarter gross domestic product growth figure and increased auto demand. The U.S. economy is steadily recovering despite stubborn unemployment and underemployment, while Europe continued to experience an even more fragile recovery.

Consumer discretionary holdings, which represented almost one-quarter of the Fund, were strong. The rising stock price of Netflix and Tesla, two “disruptive” technology companies that continue to threaten their entrenched competitors, led the way. Melco Crown Entertainment, a Hong Kong-based gaming and entertainment company, saw its stock price double. Utilities holdings were also beneficial, highlighted by ENN Energy Holdings, a China-based natural gas distributor. Emerging markets holdings lagged.

Companies have been managed more efficiently as they stretch resources and improve their balance sheets. Corporate profits are strong, courtesy of margins as companies have been able to keep costs down. The economic cycle of recovery will likely continue as the Fund’s portfolio managers remain focused on the long term.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Global Small Capitalization Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,572. For comparison, look at how the MSCI All Country World Small Cap Index did over the same period. The same $10,000 investment would have increased to $17,862. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Service Class II Shares

One Year	+27.79%

Inception (7/1/10)	+13.46%

*

The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

LVIP American Funds–2

LVIP American Growth Fund

2013 Annual Report Commentary (continued)

Advised by:

The Fund returned 29.65% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the S&P 500® Index*, returned 32.39%. The LVIP American Growth Fund invests all of its assets in Class I shares of the Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

U.S. stocks posted another year of strong gains, with the major indexes recording all-time highs.

Holdings in the consumer discretionary sector were the major contributors to the Fund’s results. The standout was Amazon, the Fund’s largest holding at December 31. Companies in the hotels, restaurant and leisure industry also did well, particularly two investments in gaming companies with operations in Macau.

Two of the Fund’s strongest results for the year came from U.S. biopharmaceutical companies in the health care sector, Incyte and Gilead Sciences, which each had triple-digit returns. The Fund’s smallest sectors at year-end — utilities and telecommunication services — detracted from absolute results. Holdings in the energy and materials sectors, while ending the year ahead, were a drag on relative results.

The Fund’s portfolio managers believe the Fund is well-positioned for 2014 and are optimistic that holdings in domestic energy companies will benefit as the U.S. becomes more energy-independent.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,260. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $19,137. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Service Class II Shares

One Year	+29.65%

Inception (7/1/10)	+18.73%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–3

LVIP American Growth-Income Fund

2013 Annual Report Commentary (continued)

Advised by:

The Fund returned 33.02% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the S&P 500® Index*, returned 32.39%. The LVIP American Growth-Income Fund invests all of its assets in Class I shares of the Growth-Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

U.S. stocks posted another year of strong gains, with the major indexes recording all-time highs.

Stock selection was the key factor in the Fund beating the index. Holdings in the Fund’s two largest sectors at year-end — information technology and health care — were among the primary drivers of returns. Within IT, the Fund benefited from its investment in Yahoo, as well as having no holdings in the weak IBM. Holdings in the health care sector included the top contributor to the Fund’s result: U.S. biotechnology company Gilead Sciences.

Other strong sectors for the Fund were industrials and consumer discretionary. Aerospace and defense companies led absolute results in the industrials group, while holdings in the media industry contributed most of the consumer discretionary sector’s gains.

All sectors except utilities, the Fund’s smallest sector, gained during the year. The weakest area was the metals and mining industry in the materials sector, where demand remains sluggish.

Looking ahead, the portfolio managers expect that the likely rise in interest rates may lead to increased volatility in equity markets.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth-Income Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,664. For comparison, look at how the S&P 500®Index did over the same period. The same $10,000 investment would have increased to $19,137. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Service Class II Shares

One Year	+33.02%

Inception (7/1/10)	+19.48%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–4

LVIP American International Fund

2013 Annual Report Commentary (continued)

Advised by:

The Fund returned 21.15% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the MSCI All Country World Index ex USA (net dividends)*, returned 15.29%. The LVIP American International Fund invests all of its assets in Class I shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

Improving economies and quantitative easing, particularly in Japan, helped to boost stock markets. Many cyclical stocks such as financials and autos had solid results. Consumer goods and consumer-facing companies in Asia, particularly China, had a difficult year as risk there increased.

Despite a lower exposure to Japan than the index, effective stock picking compensated, led by SoftBank, a telecommunications and internet corporation, whose stock price doubled. The prospect of its major asset, Alibaba (a China-based e-commerce company), coming to the market increased its potential valuation. Holdings in China also boosted fund results, led by Sands China, Baidu and NetEase, an internet technology company. Samsung Electronics was one of the major holdings that detracted from results.

Offsetting gains was a weakness in emerging markets due to the Federal Reserve reducing its bond buying, as investors have interpreted that as meaning liquidity in global equity markets will shrink.

As the U.S. economy and dollar strengthen, emerging markets may continue to struggle. However, this can provide an excellent opportunity to evaluate and buy attractive stocks of companies at favorable valuations.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American International Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,063. For comparison, look at how the MSCI ACWI ex USA Index did over the same period. The same $10,000 investment would have increased to $14,469. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Service Class II Shares

One Year	+21.15%

Inception (7/1/10)	+12.39%

*

The MSCI All County World Index ex USA (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global development and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

LVIP American Funds–5

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads) redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect for the LVIP American Global Growth Fund and LVIP American Global Small Capitalization Fund.

LVIP American Global Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Service Class II Shares	$1,000.00	$1,199.90	0.65%	$3.60
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Global Small Capitalization Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Service Class II Shares	$1,000.00	$1,175.20	0.65%	$3.56
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Service Class II Shares	$1,000.00	$1,178.80	0.59%	$3.24
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.23	0.59%	$3.01

LVIP American Funds–6

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP American Growth-Income Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Service Class II Shares	$1,000.00	$1,192.70	0.59%	$3.26
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.23	0.59%	$3.01

LVIP American International Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Service Class II Shares	$1,000.00	$1,175.30	0.61%	$3.34
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.13	0.61%	$3.11

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP American Funds–7

LVIP American Global Growth Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
American Funds Insurance Series®– Global Growth Fund	2,577,632	$77,612,495

Total Unaffiliated Investment Company (Cost $56,171,339)		77,612,495

TOTAL VALUE OF SECURITIES–100.05% (Cost $56,171,339)		77,612,495

«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(37,312)

NET ASSETS APPLICABLE TO 4,444,137 SHARES OUTSTANDING–100.00%		$77,575,183

NET ASSET VALUE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($77,575,183 / 4,444,137 Shares)		$17.456

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)		$56,479,258
Accumulated net realized loss on investments		(345,232)
Net unrealized appreciation of investments		21,441,157

Total net assets		$77,575,183

«	Of this amount, $58,133 represents payable for fund shares redeemed as of December 31, 2013.

The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–8

LVIP American Global Small Capitalization Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
American Funds Insurance Series®– Global Small Capitalization Fund Class 1	2,676,049	$68,747,697

Total Unaffiliated Investment Company (Cost $52,783,614)		68,747,697

TOTAL VALUE OF SECURITIES–100.05% (Cost $52,783,614)		68,747,697

«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(32,218)

NET ASSETS APPLICABLE TO 4,487,140 SHARES OUTSTANDING–100.00%		$68,715,479

NET ASSET VALUE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($68,715,479 / 4,487,140 Shares)		$15.314

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)		$53,443,543
Accumulated net realized loss on investments		(692,147)
Net unrealized appreciation of investments		15,964,083

Total net assets		$68,715,479

«	Of this amount, $6,533 represents payable for securities purchased and $7,084 represents payable for fund shares redeemed as of December 31, 2013.

The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–9

LVIP American Growth Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®– Growth Fund Class 1	3,553,011	$279,053,521

Total Unaffiliated Investment Company (Cost $197,220,779)	.	279,053,521

TOTAL VALUE OF SECURITIES–100.05% (Cost $197,220,779)		279,053,521
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(129,002)

NET ASSETS APPLICABLE TO 15,396,497 SHARES OUTSTANDING–100.00%		$278,924,519

NET ASSET VALUE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($278,924,519 / 15,396,497 Shares)		$18.116

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)		$197,815,366
Accumulated net realized loss on investments		(723,589)
Net unrealized appreciation of investments		81,832,742

Total net assets		$278,924,519

«	Of this amount, $138,816 represents payable for fund shares redeemed as of December 31, 2013.

The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–10

LVIP American Growth-Income Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®– Growth-Income Fund Class 1	4,540,955	$230,317,232

Total Unaffiliated Investment Company (Cost $159,885,056)		230,317,232

TOTAL VALUE OF SECURITIES–100.05% (Cost $159,885,056)		230,317,232

«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(107,271)

NET ASSETS APPLICABLE TO 12,598,103 SHARES OUTSTANDING–100.00%		$230,209,961

NET ASSET VALUE–LVIP AMERICAN GROWTH-INCOME FUND SERVICE CLASS II ($230,209,961 / 12,598,103 Shares)		$18.273

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)		$159,915,804
Accumulated net realized loss on investments		(138,019)
Net unrealized appreciation of investments		70,432,176

Total net assets		$230,209,961

«	Of this amount, $192,716 represents payable for fund shares redeemed as of December 31, 2013.

The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–11

LVIP American International Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
American Funds Insurance Series®– International Fund Class 1	6,729,383	$142,797,510

Total Unaffiliated Investment Company (Cost $113,060,041)		142,797,510

TOTAL VALUE OF SECURITIES–100.05% (Cost $113,060,041)		142,797,510

«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(67,875)

NET ASSETS APPLICABLE TO 9,798,674 SHARES OUTSTANDING–100.00%		$142,729,635

NET ASSET VALUE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($142,729,635 / 9,798,674 Shares)		$14.566

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)		$114,169,176
Accumulated net realized loss on investments		(1,177,010)
Net unrealized appreciation of investments		29,737,469

Total net assets		$142,729,635

«	Of this amount, $66,641 represents payable for fund shares redeemed as of December 31, 2013.

The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–12

LVIP American Funds

Statements of Operations

Year Ended December 31, 2013

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$1,013,756	$529,635	$2,950,624	$3,280,513	$2,096,626

EXPENSES:
Distribution fees-Service Class II	353,503	331,786	1,341,651	1,087,878	702,747
Accounting and administration expenses	50,490	50,308	60,337	57,786	54,026
Professional fees	16,358	16,217	21,781	20,468	18,366
Reports and statements to shareholders	8,284	11,480	56,285	20,541	16,116
Consulting fees	3,370	3,338	4,389	4,125	3,716
Trustees’ fees and expenses	1,520	1,477	5,903	4,757	3,226
Custodian fees	848	813	2,525	2,091	1,448
Pricing fees	19	18	73	59	39
Other	751	750	2,985	2,340	1,610

	435,143	416,187	1,495,929	1,200,045	801,294
Less expenses reimbursed	(17,367)	(24,076)	—	—	—

Total operating expenses	417,776	392,111	1,495,929	1,200,045	801,294

NET INVESTMENT INCOME	595,980	137,524	1,454,695	2,080,468	1,295,332

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from sale of investments in unaffiliated investment companies	17,515	68,540	161,291	97,658	140,508
Net change in unrealized appreciation (depreciation) of investments	15,935,268	14,509,623	61,857,985	54,298,355	23,690,341

NET REALIZED AND UNREALIZED GAIN	15,952,783	14,578,163	62,019,276	54,396,013	23,830,849

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,548,763	$14,715,687	$63,473,971	$56,476,481	$25,126,181

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–13

LVIP American Funds

Statements of Changes in Net Assets

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$595,980	$287,293	$137,524	$467,869	$1,454,695	$934,115
Net realized gain (loss)	17,515	(233,099)	68,540	(649,342)	161,291	(616,724)
Net change in unrealized appreciation (depreciation)	15,935,268	8,798,803	14,509,623	7,439,039	61,857,985	27,583,165

Net increase in net assets resulting from operations.	16,548,763	8,852,997	14,715,687	7,257,566	63,473,971	27,900,556

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(606,887)	(459,490)	(147,228)	(497,305)	(1,488,168)	(426,435)
Return of capital:
Service Class II	—	(21,247)	—	—	—	—

	(606,887)	(480,737)	(147,228)	(497,305)	(1,488,168)	(426,435)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	19,009,455	20,749,682	12,290,389	18,818,699	41,264,023	86,699,880
Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class II	606,887	480,737	147,228	497,305	1,488,168	426,435
Cost of shares redeemed:
Service Class II	(12,182,377)	(9,835,887)	(11,787,690)	(8,238,151)	(37,030,812)	(40,564,729)

Increase in net assets derived from capital share transactions	7,433,965	11,394,532	649,927	11,077,853	5,721,379	46,561,586

NET INCREASE IN NET ASSETS	23,375,841	19,766,792	15,218,386	17,838,114	67,707,182	74,035,707
NET ASSETS:
Beginning of year	54,199,342	34,432,550	53,497,093	35,658,979	211,217,337	137,181,630

End of year	$77,575,183	$54,199,342	$68,715,479	$53,497,093	$278,924,519	$211,217,337

Undistributed (distributions in excess of) net investment income	$—	$—	$—	$59,986	$—	$507,680

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–14

LVIP American Funds

Statement of Changes in Net Assets (continued)

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,080,468	$2,076,778	$1,295,332	$1,283,503
Net realized gain (loss)	97,658	(108,331)	140,508	(981,131)
Net change in unrealized appreciation (depreciation)	54,298,355	19,404,319	23,690,341	15,522,851

Net increase in net assets resulting from operations	56,476,481	21,372,766	25,126,181	15,825,223

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(2,107,903)	(1,802,078)	(1,313,600)	(2,533,605)
Return of capital:
Service Class II	—	—	—	(105,692)

	(2,107,903)	(1,802,078)	(1,313,600)	(2,639,297)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	38,122,817	66,230,119	21,327,881	43,449,379
Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class II	2,107,903	1,802,078	1,313,600	2,639,297
Cost of shares redeemed:
Service Class II	(33,645,287)	(22,411,653)	(20,594,844)	(17,107,641)

Increase in net assets derived from capital share transactions	6,585,433	45,620,544	2,046,637	28,981,035

NET INCREASE IN NET ASSETS	60,954,011	65,191,232	25,859,218	42,166,961
NET ASSETS:
Beginning of year	169,255,950	104,064,718	116,870,417	74,703,456

End of year	$230,209,961	$169,255,950	$142,729,635	$116,870,417

Undistributed (distributions in excess of) net investment income	$—	$274,700	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–15

LVIP American Global Growth Fund

Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Growth Fund Service Class II
				7/1/10[1] to 12/31/10
	Year Ended
	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.672	$11.301	$12.463	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.142	0.079	0.230	0.540
Net realized and unrealized gain (loss)	3.780	2.415	(1.384)	1.923

Total from investment operations	3.922	2.494	(1.154)	2.463

Less dividends and distributions from:
Net investment income	(0.138)	(0.118)	(0.008)	—
Net realized gain	—	—	— [3]	—
Return of capital	—	(0.005)	—	—

Total dividends and distributions	(0.138)	(0.123)	(0.008)	—

Net asset value, end of period	$17.456	$13.672	$11.301	$12.463

Total return[4]	28.69%	22.11%	(9.26% )	24.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$77,575	$54,199	$34,433	$2,923
Ratio of expenses to average net assets[5]	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.68%	0.78%	0.95%	18.78%
Ratio of net investment income to average net assets	0.93%	0.62%	1.93%	8.88%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.90%	0.49%	1.63%	(9.25%	)
Portfolio turnover	9%	9%	3%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $157 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–16

LVIP American Global Small Capitalization Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Small Capitalization Fund Service Class II
				7/1/10[1] to 12/31/10
	Year Ended
	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.010	$10.298	$12.852	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.031	0.112	0.129	0.305
Net realized and unrealized gain (loss)	3.306	1.712	(2.631)	2.547

Total from investment operations	3.337	1.824	(2.502)	2.852

Less dividends and distributions from:
Net investment income	(0.033)	(0.112)	(0.052)	—
Net realized gain	—	—	— [3]	—

Total dividends and distributions	(0.033)	(0.112)	(0.052)	—

Net asset value, end of period	$15.314	$12.010	$10.298	$12.852

Total return[4]	27.79%	17.76%	(19.48% )	28.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$68,715	$53,497	$35,659	$3,680
Ratio of expenses to average net assets[5]	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.69%	0.78%	0.93%	17.47%
Ratio of net investment income to average net assets	0.23%	0.98%	1.12%	4.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.19%	0.85%	0.84%	(11.95%	)
Portfolio turnover	12%	9%	4%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $200 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–17

LVIP American Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Fund Service Class II
				7/1/10[1] to 12/31/10
	Year Ended
	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$14.048	$11.986	$12.580	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.095	0.065	0.081	0.454
Net realized and unrealized gain (loss)	4.070	2.026	(0.669)	2.126

Total from investment operations	4.165	2.091	(0.588)	2.580

Less dividends and distributions from:
Net investment income	(0.097)	(0.029)	(0.006)	—
Net realized gain	—	—	— [3]	—

Total dividends and distributions	(0.097)	(0.029)	(0.006)	—

Net asset value, end of period	$18.116	$14.048	$11.986	$12.580

Total return[4]	29.65%	17.45%	(4.68% )	25.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$278,925	$211,217	$137,182	$13,026
Ratio of expenses to average net assets[5]	0.61%	0.64%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.61%	0.64%	0.68%	6.41%
Ratio of net investment income to average net assets	0.60%	0.48%	0.65%	7.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.60%	0.48%	0.62%	1.50%
Portfolio turnover	9%	11%	2%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $114 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–18

LVIP American Growth-Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth-Income Fund Service Class II
				7/1/10[1] to 12/31/10
	Year Ended
	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.864	$11.976	$12.261	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.169	0.187	0.288	0.882
Net realized and unrealized gain (loss)	4.408	1.852	(0.562)	1.379

Total from investment operations	4.577	2.039	(0.274)	2.261

Less dividends and distributions from:
Net investment income	(0.168)	(0.151)	(0.011)	—
Net realized gain	—	—	— [3]	—

Total dividends and distributions	(0.168)	(0.151)	(0.011)	—

Net asset value, end of period	$18.273	$13.864	$11.976	$12.261

Total return[4]	33.02%	17.04%	(2.23% )	22.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$230,210	$169,256	$104,065	$9,201
Ratio of expenses to average net assets[5]	0.61%	0.64%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.61%	0.64%	0.71%	8.84%
Ratio of net investment income to average net assets	1.05%	1.41%	2.39%	14.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.05%	1.41%	2.33%	6.32%
Portfolio turnover	9%	6%	1%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $72 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–19

LVIP American International Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American International Fund Service Class II
				7/1/10[1] to 12/31/10
	Year Ended
	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.135	$10.577	$12.355	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.133	0.143	0.348	0.736
Net realized and unrealized gain (loss)	2.433	1.690	(2.118)	1.619

Total from investment operations	2.566	1.833	(1.770)	2.355

Less dividends and distributions from:
Net investment income	(0.135)	(0.264)	(0.008)	—
Net realized gain	—	—	— [3]	—
Return of capital	—	(0.011)	—	—

Total dividends and distributions	(0.135)	(0.275)	(0.008)	—

Net asset value, end of period	$14.566	$12.135	$10.577	$12.355

Total return[4]	21.15%	17.45%	(14.32% )	23.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$142,730	$116,870	$74,703	$6,278
Ratio of expenses to average net assets[5]	0.63%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.63%	0.67%	0.77%	11.91%
Ratio of net investment income to average net assets	1.01%	1.25%	3.05%	12.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.01%	1.23%	2.93%	0.75%
Portfolio turnover	10%	8%	4%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $124 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–20

LVIP American Funds

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Service Class II shares. The Service Class II shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate in the manner of fund of funds and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.

The investment objective of the LVIP American Growth Fund is growth of capital.

The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end Funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open year tax years (December 31, 2010-December 31, 2013), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Fund recognizes interest accured to unrecognized tax benefits in interest expenses, and penalties in other expenses on the statement of operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

LVIP American Funds–21

LVIP American Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees. To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%

The fee is in addition to the management fees indirectly paid to the investment advisors of the Underlying Funds.

LIAC has contractually agreed to reimburse the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American Growth-Income Fund to the extent that each Fund’s Other Expenses exceed 0.10% of the average daily net assets. This agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC. Prior to May 1, 2013, LIAC had contractually agreed to reimburse the LVIP American Growth Fund and LVIP American International Fund to the extent that each Fund’s Other Expenses exceeded 0.10% of the average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administration fees	$2,941	$2,789	$11,245	$9,093	$5,924
Legal fees	526	498	2,007	1,624	1,058

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class II shares, an annual fee (Plan Fee) not to exceed 0.75% of the average daily net assets of the Service Class II shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.55% of the average daily net assets of the Service Class II shares. The limitation can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Expense reimbursement from LIAC	$1,206	$2,697	$—	$—	$—
Distribution fees payable to LFD	34,962	31,396	127,096	104,997	65,068

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

LVIP American Funds–22

LVIP American Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2013, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$13,239,610	$8,180,739	$27,241,938	$25,045,047	$15,014,896
Sales	5,801,309	7,528,726	21,529,989	18,465,731	12,972,953

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$56,550,925	$53,550,919	$198,081,383	$160,156,475	$114,391,179

Aggregate unrealized appreciation	$21,061,570	$15,196,778	$80,972,138	$70,160,757	$28,406,331
Aggregate unrealized depreciation	—	—	—	—	—

Net unrealized appreciation	$21,061,570	$15,196,778	$80,972,138	$70,160,757	$28,406,331

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investment Companies	$77,612,495	$68,747,697	$279,053,521	$230,317,232	$142,797,510

There were no Level 3 securities at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period following the period in which the transfer occured.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years December 31, 2013 and 2012 was as follows:

LVIP American Funds–23

LVIP American Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Year ended December 31, 2013
Ordinary income	$606,887	$147,228	$1,488,168	$2,107,903	$1,313,600

Total	$606,887	$147,228	$1,488,168	$2,107,903	$1,313,600

Year ended December 31, 2012
Ordinary income	$456,234	$497,305	$426,435	$1,802,078	$2,533,605
Long-term capital gains	3,256	—	—	—	—
Return of capital	21,247	—	—	—	105,692

Total	$480,737	$497,305	$426,435	$1,802,078	$2,639,297

In addition, the Funds declared ordinary income consent dividends for the year ended December 31, 2012 and such amounts have been deemed paid and contributed to paid-in capital as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Ordinary Income	$—	$59,986	$533,881	$295,154	$—

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Shares of beneficial interest	$56,479,258	$53,443,543	$197,815,366	$159,915,804	$114,169,176
Undistributed ordinary income	34,355	35,226	137,015	133,400	67,076
Undistributed long-term capital gains	—	39,932	—	—	87,052
Unrealized appreciation	21,061,570	15,196,778	80,972,138	70,160,757	28,406,331

Net assets	$77,575,183	$68,715,479	$278,924,519	$230,209,961	$142,729,635

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends and pass-through consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Funds recorded the following reclassifications:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Undistributed net investment income (loss)	$10,907	$(50,282)	$(474,207)	$(247,265)	$18,268
Accumulated net realized loss	(10,907)	(9,704)	(59,674)	(47,889)	(18,268)
Paid-in capital	—	59,986	533,881	295,154	—

LVIP American Funds–24

LVIP American Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For fiscal year 2013, the Funds utilized capital loss carryforwards as follows:

LVIP American International Fund
$22,095

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Service Class II	1,241,700	1,656,332	880,935	1,669,133	2,584,259	6,611,738
Shares issued upon reinvestment of dividends and distributions:
Service Class II	34,917	36,421	9,666	42,914	82,538	31,110
Shares redeemed:
Service Class II	(796,838)	(775,244)	(858,023)	(720,089)	(2,305,822)	(3,052,294)

Net increase	479,779	917,509	32,578	991,958	360,975	3,590,554

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Service Class II	2,358,922	5,081,221	1,622,877	3,829,041
Shares issued upon reinvestment of dividends and distributions:
Service Class II	115,781	132,127	90,518	226,323
Shares redeemed:
Service Class II	(2,084,690)	(1,694,892)	(1,545,649)	(1,487,414)

Net increase	390,013	3,518,456	167,746	2,567,950

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Funds–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Funds

We have audited the accompanying statements of net assets of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, and LVIP American International Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period July 1, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, and LVIP American International Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period July 1, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP American Funds–26

LVIP American Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, each Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
LVIP American Global Growth Fund	100.00%
LVIP American Global Small Capitalization Fund	100.00%
LVIP American Growth Fund	100.00%
LVIP American Growth-Income Fund	100.00%
LVIP American International Fund	100.00%

(A) is based on a percentage of each Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management Agreement

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund, each a series of the Trust (each a “Fund” and collectively, the “LVIP American Funds”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC and Lincoln Life provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees

LVIP American Funds–27

LVIP American Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the portfolio management team providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreement.

In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board considered that the LVIP American Funds each invest all of its assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Board considered that LIAC closely monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master-feeder arrangement. Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds and the Board considered Capital Research and Management Company’s good investment management reputation.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for each Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one and three year periods, as applicable, ended June 30, 2013.

The Board reviewed the LVIP American Global Growth Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar World Stock funds and the MSCI ACWI NR USD Index. The Board noted that the Fund’s return was above the median return of the Morningstar peer group and the benchmark index for the one and three year periods. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Global Small Capitalization Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar World Stock funds and the MSCI ACWI Small NR USD Index. The Board noted that the Fund’s return was equal to the median return of the Morningstar peer group and above the benchmark index for the one year period and that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board considered LIAC’s view that underperformance was due to the underlying fund being underweight in U.S. and Japanese equities and investments in the energy and healthcare sectors, and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Growth funds and the S&P 500 TR USD Index. The Board noted that the Fund’s return was above the median return of the Morningstar peer group and below the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board considered American Funds’ reputation for good performance over full market cycles and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth-Income Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Blend funds and the S&P 500 TR USD Index. The Board noted that the Fund’s return was below the median return of the Morningstar peer group and equal to the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board considered LIAC’s view that underperformance of the underlying fund was due to stock selection primarily in the industrials and technology sectors. The Board also considered the Fund’s reputation for good performance over full market cycles and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American International Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Foreign Large Blend funds and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s return was below the median return of the Morningstar peer group and above the benchmark index for the one and three year periods. The Board concluded that the services provided by LIAC were satisfactory.

LVIP American Funds–28

LVIP American Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for each Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Funds’ separate administrative fee in the Funds’ management fees in its report.

Because the LVIP American Funds invest their assets in the respective master funds, LIAC has agreed to not charge a management fee to the LVIP American Funds, unless the funds are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant underlying fund’s prospectus. The Board considered that LIAC charged no management fee conditioned on the master-feeder relationships for the Funds and that LIAC had implemented an expense limitation of 0.10% through April 30, 2014 for the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and the LVIP American International Fund. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC did not currently charge the Funds a management fee and had implemented an expense limitation for certain of the Funds and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and noted that the LIAC does not charge an advisory fee and therefore concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that its continuation is in the best interests of each Fund.

LVIP American Funds–29

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP American Funds–30

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP American Funds–31

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus.

To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Funds–32

LVIP American Preservation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP American Preservation Fund

LVIP American Preservation Fund

2013 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (1.09%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Barclays Capital Government/Credit 1-3 Year Index1, returned 0.64%.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500 Index 2 gained 32% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends)3 exceeded 22% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index (net dividends)4 lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The Fund posted a negative return for the year, a period when market interest rates rose significantly. Leading detractors to total return versus the benchmark included longer duration holdings, represented by the American Funds® Intermediate Bond Fund of America®, the American Funds Insurance Series (“AFIS®”) Bond FundSM and the AFIS® Global Bond FundSM. Contributors versus the Index included shorter duration holdings, including the LVIP Money Market Fund and the American Funds® Short Term Bond Fund of America®.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/29/12 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Preservation Fund shares on 8/29/12 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,941 for the Standard Class shares and to $9,895 for the Service Class shares. For comparison, look at how the Barclays Capital Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,098. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

LVIP American Preservation Fund–1

LVIP American Preservation Fund

2013 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	- 1.09%
Inception (8/29/12)	- 0.44%

Service Class Shares
One Year	- 1.43%
Inception (8/29/12)	- 0.78%

1	The Barclays Capital Government/Credit 1-3 Year Index measures the performance of short-term (1-3 years) government and corporate bonds.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP American Preservation Fund–2

LVIP American Preservation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,005.60	0.21%	$1.06
Service Class Shares	1,000.00	1,003.70	0.56%	2.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.15	0.21%	$1.07
Service Class Shares	1,000.00	1,022.38	0.56%	2.85

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other mutual funds (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds.

LVIP American Preservation Fund–3

LVIP American Preservation Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.02%
Money Market Fund	2.02%
Unaffiliated Investment Companies	98.99%
Fixed Income Funds	95.53%
International Fixed Income Fund	3.02%
Money Market Fund	0.44%
Total Value of Securities	101.01%
Liabilities Net of Receivables and Other Assets	(1.01%)
Total Net Assets	100.00%

LVIP American Preservation Fund–4

LVIP American Preservation Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–2.02%
Money Market Fund–2.02%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund	328,515	$3,285,145

Total Affiliated Investment Company (Cost $3,285,145)		3,285,145

UNAFFILIATED INVESTMENT COMPANIES–98.99%
Fixed Income Funds–95.53%
²American Funds®–
Bond Fund of America	528,923	6,558,645
Intermediate Bond Fund of America	3,052,838	40,969,087
Short-Term Bond Fund of America	6,087,270	60,750,955
çAmerican Funds Insurance Series®–
Bond Fund	916,481	9,833,839
High-Income Bond Fund	741,420	8,252,003
Mortgage Bond Fund	799,195	8,175,766
U.S. Government/AAA-Rated Securities Fund	1,779,511	21,247,365

		155,787,660

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–3.02%
çAmerican Funds Insurance Series®– Global Bond Fund	414,757	$4,927,314

		4,927,314

Money Market Fund–0.44%

Dreyfus Treasury & Agency Cash Management Fund	711,270	711,270

		711,270

Total Unaffiliated Investment Companies (Cost $163,123,672)		161,426,244

TOTAL VALUE OF SECURITIES–101.01% (Cost $166,408,817)	164,711,389
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.01%)	(1,641,291)

NET ASSETS APPLICABLE TO 16,658,770 SHARES OUTSTANDING–100.00%	$163,070,098

NET ASSET VALUE–LVIP AMERICAN PRESERVATION FUND STANDARD CLASS ($224,489 / 22,935 Shares)	$9.788

NET ASSET VALUE–LVIP AMERICAN PRESERVATION FUND SERVICE CLASS ($162,845,609 / 16,635,835 Shares)	$9.789

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$165,317,872
Undistributed net investment income	61,680
Accumulated net realized loss on investments	(612,026)
Net unrealized depreciation of investments	(1,697,428)

Total net assets	$163,070,098

²	Class R6 shares.

*	Standard Class shares.

ç	Class 1 shares.

«	Of this amount, $748,120 represents payable for investment companies purchased and $1,430,590 represents payable for fund shares redeemed as of December 31, 2013.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–5

LVIP American Preservation Fund

Statement of Operations

Year Ended December 31, 2013

LVIP American Preservation Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$1,621,421
Dividends from affiliated investment companies	464

1,621,885

EXPENSES:
Distribution fees-Service Class	319,193
Management fees	228,169
Accounting and administration expenses	52,281
Professional fees	20,504
Reports and statements to shareholders	7,063
Custodian fees	3,680
Consulting fees	2,637
Trustees’ fees and expenses	1,175
Pricing fees	22
Other	88

634,812

Less management fees waived	(91,267)
Less expenses reimbursed	(13,643)
Less underlying funds class share waiver	(4,126)

Total operating expenses	525,776

NET INVESTMENT INCOME	1,096,109

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment companies	386,177
Sale of investments in unaffiliated investment companies	(857,367)

Net realized loss	(471,190)
Net change in unrealized appreciation (depreciation) of investments	(1,490,431)

NET REALIZED AND UNREALIZED LOSS	(1,961,621)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(865,512)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended 12/31/13	8/29/12* to 12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,096,109	$202,844
Net realized gain (loss)	(471,190)	8,904
Net change in unrealized appreciation (depreciation)	(1,490,431)	(206,997)

Net increase (decrease) in net assets resulting from operations	(865,512)	4,751

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,539)	(32)
Service Class	(1,352,252)	(34,859)

	(1,354,791)	(34,891)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	240,110	10,000
Service Class	181,039,914	34,600,768
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,539	32
Service Class	1,352,252	34,859

	182,634,815	34,645,659

Cost of shares redeemed:
Standard Class	(25,003)	—
Service Class	(49,537,989)	(2,396,941)

	(49,562,992)	(2,396,941)

Increase in net assets derived from capital share transactions	133,071,823	32,248,718

NET INCREASE IN NET ASSETS	130,851,520	32,218,578
NET ASSETS:
Beginning of period	32,218,578	—

End of period	$163,070,098	$32,218,578

Undistributed net investment income	$61,680	$179,900

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–6

LVIP American Preservation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP American Preservation Fund Standard Class

	Year Ended 12/31/13	8/29/12[1] to 12/31/12

Net asset value, beginning of period	$10.020	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.153	0.239
Net realized and unrealized loss	(0.264)	(0.187)

Total from investment operations	(0.111)	0.052

Less dividends and distributions from:
Net investment income	(0.121)	(0.032)

Total dividends and distributions	(0.121)	(0.032)

Net asset value, end of period	$9.788	$10.020

Total return[3]	(1.09% )	0.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$224	$10
Ratio of expenses to average net assets[4]	0.23%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.35%	1.39%
Ratio of net investment income to average net assets	1.54%	6.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.42%	5.84%
Portfolio turnover	55%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–7

LVIP American Preservation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP American Preservation Fund Service Class

	Year Ended 12/31/13	8/29/12[1] to 12/31/12

Net asset value, beginning of period	$10.018	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.118	0.227
Net realized and unrealized loss	(0.262)	(0.188)

Total from investment operations	(0.144)	0.039

Less dividends and distributions from:
Net investment income	(0.085)	(0.021)

Total dividends and distributions	(0.085)	(0.021)

Net asset value, end of period	$9.789	$10.018

Total return[3]	(1.43% )	0.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$162,846	$32,209
Ratio of expenses to average net assets[4]	0.58%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.70%	1.74%
Ratio of net investment income to average net assets	1.19%	6.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.07%	5.49%
Portfolio turnover	55%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–8

LVIP American Preservation Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP American Preservation Fund ( Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund will invest in open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market securities.

The Fund’s investment objective is to seek current income, consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end Funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for the open tax years (December 31, 2012—December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net asset of the Fund. This agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LVIP American Preservation Fund–9

LVIP American Preservation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of average daily net assets for the Standard Class (and 0.60% for the Service Class). The agreement will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for the administrative and legal services amounted to $3,724 and $679, respectively.

Lincoln Life also performs daily trading operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $841 for the year ended December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013, the Fund had receivable from or liabilities payable to affiliates as follows:

Management fees payable to LIAC	$20,294
Distribution fees payable to LFD	47,286
Trading operation fees payable to Lincoln Life	98

The Fund operates as a “fund of funds” structure in reliance on an SEC exemptive order (Release No. 29196). One of the conditions of the order requires that LIAC waive fees otherwise payable to it by a fund of fund in an amount at least equal to any compensation received by LIAC and its affiliates from an unaffiliated underlying fund, other than advisory fees (if any) paid to LIAC and its affiliates for managing an unaffiliated underlying fund. For the year ended December 31, 2013, LIAC waived $4,126.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $185,199,892 and sales of $50,295,271 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$166,880,148

Aggregate unrealized appreciation	$52,839
Aggregate unrealized depreciation	(2,221,598)

Net unrealized depreciation	$(2,168,759)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

LVIP American Preservation Fund–10

LVIP American Preservation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Investment Companies	$164,711,389

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2013 and the period August 29, 2012* through December 31, 2012 was as follow:

	Year Ended	8/29/12* to
	12/31/13	12/31/12
Ordinary income	$1,354,791	$34,891

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$165,317,872
Undistributed ordinary income	61,680
Capital loss carryforwards	(140,695)
Unrealized depreciation	(2,168,759)

Net assets	$163,070,098

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$140,462	$(140,462)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term. At December 31, 2013, short-term losses of $140,695 will be carried forward under the Act.

LVIP American Preservation Fund–11

LVIP American Preservation Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	8/29/12* to 12/31/12
Shares sold:
Standard Class	24,185	1,000
Service Class	18,277,211	3,450,710
Shares issued upon reinvestment of dividends and distributions:
Standard Class	259	3
Service Class	138,189	3,477

	18,439,844	3,455,190

Shares redeemed:
Standard Class	(2,512)	—
Service Class	(4,994,695)	(239,057)

	(4,997,207)	(239,057)

Net increase	13,442,637	3,216,133

*	Date of commencement of operations.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP American Preservation Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Preservation Fund

We have audited the accompanying statement of net assets of the LVIP American Preservation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Preservation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP American Preservation Fund–13

LVIP American Preservation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Return of Capital Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.04%	99.96%	100.00%

(A) is based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management Agreement

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for the LVIP American Preservation Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC and Lincoln Life provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreement.

LVIP American Preservation Fund–14

LVIP American Preservation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year period ended June 30, 2013.

The Board reviewed the Fund’s quarterly returns from October 1, 2012 through June 30, 2013 compared to the average quarterly returns of funds included in a group of Morningstar Short-Term Bond funds. The Board noted that the Fund’s quarterly returns were below the average of the Morningstar category (benchmark information was not provided). The Board considered that the Fund commenced operations in August 2012 which provided a limited period of time to evaluate investment performance and LIAC’s view that the Fund had a shorter duration than the Morningstar peer group funds and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that the Fund had a fee waiver of 0.10% and an expense limitation of 0.25% on the standard class through April 30, 2014. The Board noted that the investment management fee for the Fund, giving effect to the advisory fee waiver and the expense limitation was lower than the median investment management fee of its Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that its continuation is in the best interests of the Fund.

LVIP American Preservation Fund–15

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011 - 2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP American Preservation Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP American Preservation Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund–18

LVIP Baron Growth Opportunities Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP Baron Growth Opportunities Fund

LVIP Baron Growth Opportunities Fund

2013 Annual Report Commentary (unaudited)

Managed by: BAMCO, Inc.

The Fund returned 40.06% (Service Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 2000® Index*, returned 38.82%.

Results for U.S. stock markets were exceptionally strong in 2013, driven by an improving economy, stock prices modestly below historic median valuations, and widely available inexpensive credit from a healed banking system. In making investments, we look for companies that we believe to be well run by visionary management teams, with a differentiated long-term strategy, and significant competitive advantages. These companies possess what we believe to be strong balance sheets with the ability to reinvest in their businesses to earn high returns.

The Fund’s outperformance for the period was due to a combination of stock selection and differences in sector weights relative to the index.

Consumer Discretionary was the top contributing sector, driven in large part by performance of LKQ Corp., a seller and distributor of alternative vehicle parts; and Under Armour, Inc., a specialty apparel company. Strong performance of several of our holdings in the lodging & hospitality subsector also contributed.

Information Technology (IT) was another top performing sector, driven by top contributor CoStar Group, Inc., the leading provider of information and marketing services to the commercial real estate industry. CoStar’s shares more than doubled in 2013, propelled by outstanding financial results, accelerating business momentum, and growing synergies from the LoopNet acquisition.

Industrials also contributed, largely as a result of Generac Holdings, Inc. Shares of Generac, a manufacturer of stand-by generators, increased 88.1% in the year, driven by strong sales and earnings growth as backup power increasingly becomes a necessity for residential and commercial customers.

Although no sectors detracted, a handful of individual holdings detracted from Fund performance. The top detractor was Edwards Lifesciences Corp., a medical device company whose shares fell after its main competitor announced positive clinical trial results and a potential FDA approval of a competing product. Latin American generic drug company CFR Pharmaceuticals SA saw a moderate stock drop while investors waited for the outcome of its offer to acquire a South African pharmaceutical company. Shares of student housing developer American Campus Communities, Inc. also detracted. Its stock price decreased on investor concerns over increased competition and a lower return on invested capital.

Outperformance of the Fund’s investments within the Information Technology (IT), Financials, and Materials sectors contributed the most to relative results during the year.

Strength in IT was mainly attributable to outperformance of the Fund’s application software and Internet software & services investments. Half of the Fund’s IT investments are in application software businesses, and outperformance was led by Pegasystems, Inc., SS&C Technologies, Inc., and Advent Software, Inc. Among the Fund’s Internet software & services investments, CoStar Group, Inc. was the largest relative contributor.

Within Financials, a combination of stock selection and the Fund’s lower exposure to REITs, which as group drastically underperformed in the period, contributed to relative results. Outperformance of the Fund’s asset managers, led by Artisan Partners Asset Management, Inc. and Financial Engines, Inc., added the most value in the sector.

Within Materials, outperformance of CaesarStone Sdot-Yam Ltd., combined with the Fund’s lower exposure to this lagging sector, aided relative results.

Underperformance of the Fund’s investments within the Health Care and Consumer Discretionary sectors and its average cash exposure of 3.6% in upbeat market conditions detracted the most from relative results. Within Health Care, a combination of stock selection and the Fund’s meaningfully lower exposure to biotechnology stocks, which rose 57% during the year, detracted from relative results. Weakness in the sector was mostly attributable to the underperformance of CFR Pharmaceuticals SA and health care equipment companies Edwards Lifesciences Corp. and IDEXX Laboratories, Inc.

Several of the Fund’s holdings in the Consumer Discretionary sector underperformed, led by its investments in restaurants and casinos & gaming operators. The Fund’s only investment in restaurants, Panera Bread Co., underperformed this year as the company’s same store sales growth slowed relative to competitors. Another detractor from relative performance in the sector was Dick’s Sporting Goods, Inc., the country’s leading sporting goods retailer. Underperformance within Consumer Discretionary was partially offset by its larger exposure to this sector, which was one of the best performing sectors in the index.

In addition to the improving domestic economy, we think that a number of factors, including less than median stock price valuations, low interest and inflation rates, and a shrinking number of publicly owned stocks, point to continued expansion in equity valuations.

We see many opportunities in the current investment landscape. Just like the effort to land a man on the moon in the 1960s resulted in opportunities for technology, communications and the Internet, health care service providers with a demonstrable value proposition to offer better outcomes at lower costs will benefit from significant increases in government spending as a result of the Affordable Care Act. We think there remain tremendous growth opportunities for providers of technology and users of the Internet as well. Energy is another source of opportunities, including unconventional energy resources such as shale, and transportation and refinery infrastructure.

Ronald Baron

BAMCO, Inc., an investment adviser

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/03. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $28,442. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $23,831. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Service Class Shares

One Year	+ 40.06%

Five Years	+ 24.67%

Ten Years	+ 11.02%

Standard Class Shares

One Year	+ 40.41%

Five Years	+ 24.98%

Inception (6/5/07)	+ 9.11%

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,207.10	1.02%	$5.67
Service Class Shares	1,000.00	1,205.70	1.27%	7.06
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.06	1.02%	$5.19
Service Class Shares	1,000.00	1,018.80	1.27%	6.46

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.66%
Beverages	1.22%
Biotechnology	0.05%
Capital Markets	6.81%
Commercial Services & Supplies	1.63%
Construction Materials	1.81%
Distributor	3.03%
Diversified Consumer Services	1.75%
Diversified Financial Services	1.69%
Electric Utilities	1.33%
Electrical Equipment	3.27%
Energy Equipment & Services	3.92%
Food & Staples Retailing	2.45%
Food Products	1.51%
Health Care Equipment & Supplies	2.40%
Health Care Providers & Services	1.96%
Hotels, Restaurants & Leisure	10.69%
Household Products	0.90%
Insurance	3.67%
Internet Software & Services	2.88%
IT Services	5.04%
Life Sciences Tools & Services	2.28%
Machinery	4.62%
Media	3.00%
Oil, Gas & Consumable Fuels	3.08%
Pharmaceuticals	1.11%
Professional Services	0.58%
Real Estate Investment Trusts	3.35%
Road & Rail	3.63%
Software	9.38%
Specialty Retail	2.23%
Textiles, Apparel & Luxury Goods	4.53%
Trading Companies & Distributors	1.86%
Money Market Fund	2.25%
Total Value of Securities	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Generac Holdings	3.27%
Genesee & Wyoming Class A	3.08%
LKQ	3.03%
Vail Resorts	2.89%
CoStar Group	2.66%
Under Armour Class A	2.55%
Choice Hotels International	2.51%
Arch Capital Group	2.29%
Dick’s Sporting Goods	2.23%
Middleby	2.11%

Total	26.62%

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.66%
Beverages–1.22%
†Boston Beer Class A	30,600	$7,398,774

		7,398,774

Biotechnology–0.05%
†Foundation Medicine	11,500	273,930

		273,930

Capital Markets–6.81%
Artisan Partners Asset Management	145,636	9,494,011
Carlyle Group	166,000	5,912,920
Cohen & Steers	220,000	8,813,200
Eaton Vance	90,000	3,851,100
Financial Engines	75,000	5,211,000
Manning & Napier	185,000	3,265,250
Oaktree Capital Group	81,000	4,766,040

		41,313,521

Commercial Services & Supplies–1.63%
†Copart	250,400	9,177,160
†Tetra Tech	25,000	699,500

		9,876,660

Construction Materials–1.81%
CaesarStone Sdot-Yam	221,648	11,009,256

		11,009,256

Distributor–3.03%
†LKQ	559,000	18,391,100

		18,391,100

Diversified Consumer Services–1.75%
†Bright Horizons Family Solutions	148,500	5,455,890
DeVry Education Group	145,000	5,147,500

		10,603,390

Diversified Financial Services–1.69%
Leucadia National	22,500	637,650
†MSCI Class A	220,000	9,618,400

		10,256,050

Electric Utilities–1.33%
ITC Holdings	84,420	8,089,124

		8,089,124

Electrical Equipment–3.27%
Generac Holdings	350,000	19,824,000

		19,824,000

Energy Equipment & Services–3.92%
CARBO Ceramics	24,000	2,796,720
Core Laboratories	50,500	9,642,975
Helmerich & Payne	87,400	7,348,592
†SEACOR Holdings	43,700	3,985,440

		23,773,727

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food & Staples Retailing–2.45%
†Fairway Group Holdings	132,000	$2,391,840
†United Natural Foods	165,792	12,499,059

		14,890,899

Food Products–1.51%
†TreeHouse Foods	133,000	9,166,360

		9,166,360

Health Care Equipment & Supplies–2.40%
†Edwards Lifesciences	34,000	2,235,840
†IDEXX Laboratories	66,300	7,052,331
†Neogen	32,550	1,487,535
West Pharmaceutical Services	76,910	3,773,205

		14,548,911

Health Care Providers & Services–1.96%
†Brookdale Senior Living	32,500	883,350
†Community Health Systems	280,000	10,995,600

		11,878,950

Hotels, Restaurants & Leisure–10.69%
Choice Hotels International	310,000	15,224,100
ClubCorp Holdings	2,461	43,658
†Diamond Resorts International	18,116	334,421
†Gaming and Leisure Properties	156,600	7,956,846
Interval Leisure Group	192,700	5,954,430
†Marriott Vacations Worldwide	11,500	606,740
†Panera Bread Class A	36,000	6,360,840
†Penn National Gaming	156,000	2,244,078
†Pinnacle Entertainment	330,000	8,576,700
Vail Resorts	233,300	17,551,159

		64,852,972

Household Products–0.90%
Church & Dwight	82,800	5,487,984

		5,487,984

Insurance–3.67%
†Arch Capital Group	233,300	13,925,677
Primerica	195,000	8,367,450

		22,293,127

Internet Software & Services–2.88%
†CoStar Group	87,351	16,123,248
†Shutterstock	16,100	1,346,443

		17,469,691

IT Services–5.04%
Booz Allen Hamilton Holding	440,000	8,426,000
†Gartner	174,900	12,426,645
MAXIMUS	221,600	9,748,184

		30,600,829

Life Sciences Tools & Services–2.28%
†Mettler-Toledo International	38,000	9,218,420

LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunites Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
Techne	48,600	$4,600,962

		13,819,382

Machinery-4.62%
†Colfax	166,390	10,597,379
†Middleby	53,400	12,814,398
†Rexnord	50,429	1,362,087
Valmont Industries	21,800	3,250,816

		28,024,680

Media-3.00%
†DreamWorks Animation SKG Class A	187,000	6,638,500
†Imax	75,000	2,211,000
†Manchester United Class A	176,475	2,740,657
Morningstar	85,000	6,637,650

		18,227,807

Oil, Gas & Consumable Fuels–3.08%
†Denbury Resources	70,000	1,150,100
MPLX	5,000	222,700
†Oasis Petroleum	11,960	561,761
SM Energy	30,000	2,493,300
Susser Petroleum Partners	150,000	4,977,000
Targa Resources	105,000	9,257,850

		18,662,711

Pharmaceuticals-1.11%
#†CFR Pharmaceuticals ADR 144A	300,536	6,749,107

		6,749,107

Professional Services–0.58%
†Advisory Board	38,800	2,470,396
†lHS Class A	8,700	1,041,390

		3,511,786

Real Estate Investment Trusts–3.35%
Alexander’s	11,600	3,828,000
Alexandria Real Estate Equities	34,000	2,163,080
American Assets Trust	100,000	3,143,000
American Campus Communities	38,000	1,223,980
Douglas Emmett	272,200	6,339,538
LaSalle Hotel Properties	117,100	3,613,706

		20,311,304

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Road & Rail–3.63%
†Genesee & Wyoming Class A	194,400	$18,672,120
Landstar System	58,300	3,349,335

		22,021,455

Software-9.38%
Advent Software	139,821	4,892,337
†ANSYS	126,300	11,013,360
†Benefitfocus	60,294	3,481,376
†Bottomline Technologies	76,800	2,777,088
†Concur Technologies	60,000	6,190,800
FactSet Research Systems	50,900	5,526,722
†Guidewire Software	95,000	4,661,650
Pegasystems	135,000	6,639,300
†RealPage	143,203	3,348,086
†SS&C Technologies Holdings	190,000	8,409,400

		56,940,119

Specialty Retail–2.23%
Dick’s Sporting Goods	233,300	13,554,730

		13,554,730

Textiles, Apparel & Luxury Goods–4.53%
Ralph Lauren	68,000	12,006,760
†Under Armour Class A	177,500	15,495,750

		27,502,510

Trading Companies & Distributors–1.86%
Air Lease	225,000	6,993,000
MSC Industrial Direct Class A	53,400	4,318,458

		11,311,458

Total Common Stock (Cost $261,789,481)		592,636,304

MONEY MARKET FUND–2.25%
Dreyfus Treasury & Agency Cash Management Fund	13,631,604	13,631,604

Total Money Market Fund (Cost $13,631,604)		13,631,604

TOTAL VALUE OF SECURITIES–99.91% (Cost $275,421,085)	606,267,908
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	553,544

NET ASSETS APPLICABLE TO 13,419,020 SHARES OUTSTANDING–100.00%	$606,821,452

LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunites Fund

Statement of Net Assets (continued)

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($16,739,256 / 364,362 Shares)	$45.941
NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($590,082,196 / 13,054,658 Shares)	$45.201

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$272,766,555
Undistributed net investment income	171,293
Accumulated net realized gain on investments	3,036,781
Net unrealized appreciation of investments	330,846,823

Total net assets	$606,821,452

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2013, the aggregate value of Rule 144A securities was $6,749,107, which represents 1.11% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

†	Non-income producing for the period.

«	Of this amount, $412 represents payable for securities purchased and $547,280 represents payable for fund shares redeemed as of December 31, 2013.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunites Fund

Statement of Operations

Year Ended December 31, 2013

LVIP Baron Growth Opportunites Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$5,785,581
Foreign tax withheld	(73,268)

5,712,313

EXPENSES:
Management fees	5,133,042
Distribution expenses-Service Class	1,248,736
Accounting and administration expenses	190,608
Reports and statements to shareholders	82,125
Professional fees	31,879
Trustees’ fees and expenses	11,934
Custodian fees	10,654
Consulting fees	4,968
Pricing fees	1,210
Other	7,128

6,722,284
Less management fees waived	(51,980)
Less expenses reimbursed	(104,486)

Total operating expenses	6,565,818

NET INVESTMENT LOSS	(853,505)

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	7,689,244
Net change in unrealized appreciation (depreciation) of investments	163,530,531

NET REALIZED AND UNREALIZED GAIN	171,219,775

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$170,366,270

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(853,505)	$6,831,461
Net realized gain	7,689,244	39,041,436
Net change in unrealized appreciation (depreciation)	163,530,531	19,914,047

Net increase in net assets resulting from operations	170,366,270	65,786,944

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(62,031)	(167,584)
Service Class	(2,189,902)	(4,510,015)
Net realized gain:
Standard Class	(1,158,932)	(551,918)
Service Class	(40,956,891)	(18,697,556)

	(44,367,756)	(23,927,073)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,018,515	6,518,485
Service Class	114,903,061	63,355,773
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,220,963	719,502
Service Class	43,146,792	23,207,571

	164,289,331	93,801,331

Cost of shares redeemed:
Standard Class	(3,289,004)	(5,735,668)
Service Class	(95,464,692)	(76,341,775)

	(98,753,696)	(82,077,443)

Increase in net assets derived from capital share transactions	65,535,635	11,723,888

NET INCREASE IN NET ASSETS	191,534,149	53,583,759
NET ASSETS:
Beginning of year	415,287,303	361,703,544

End of year	$606,821,452	$415,287,303

Undistributed net investment income	$171,293	$2,378,507

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11		12/31/10		12/31/09

Net asset value, beginning of period	$35.526	$31.857	$30.546		$24.109		$17.386

Income (loss) from investment operations:
Net investment income (loss)[1]	0.032	0.681	(0.158)		(0.069)		(0.125)
Net realized and unrealized gain	13.978	5.155	1.469		6.506		6.848

Total from investment operations	14.010	5.836	1.311		6.437		6.723

Less dividends and distributions from:
Net investment income	(0.184)	(0.483)	—		—		—
Net realized gain	(3.411)	(1.684)	—		—		—

Total dividends and distributions	(3.595)	(2.167)	—		—		—

Net asset value, end of period	$45.941	$35.526	$31.857		$30.546		$24.109

Total return[2]	40.41%	18.54%	4.29%		26.70%		38.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,739	$10,415	$7,770		$40,730		$53,680
Ratio of expenses to average net assets	1.03%	1.04%	1.04%		1.04%		1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.06%	1.08%	1.08%		1.09%		1.09%
Ratio of net investment income (loss) to average net assets	0.08%	1.97%	(0.49%	)	(0.27%	)	(0.63%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.05%	1.93%	(0.53%	)	(0.32%	)	(0.68%	)
Portfolio turnover	6%	18%	18%		14%		10%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Service Class
	Year Ended
	12/31/13	12/31/12	12/31/11		12/31/10		12/31/09

Net asset value, beginning of period	$35.084	$31.488	$30.270		$23.951		$17.315

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.071)	0.586	(0.233)		(0.133)		(0.174)
Net realized and unrealized gain	13.783	5.092	1.451		6.452		6.810

Total from investment operations	13.712	5.678	1.218		6.319		6.636

Less dividends and distributions from:
Net investment income	(0.184)	(0.398)	—		—		—
Net realized gain	(3.411)	(1.684)	—		—		—

Total dividends and distributions	(3.595)	(2.082)	—		—		—

Net asset value, end of period	$45.201	$35.084	$31.488		$30.270		$23.951

Total return[2]	40.06%	18.24%	4.02%		26.38%		38.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$590,082	$404,872	$353,934		$354,444		$290,589
Ratio of expenses to average net assets	1.28%	1.29%	1.29%		1.29%		1.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.31%	1.33%	1.33%		1.34%		1.34%
Ratio of net investment income (loss) to average net assets	(0.17% )	1.72%	(0.74%	)	(0.52%	)	(0.88%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.20% )	1.68%	(0.78%	)	(0.57%	)	(0.93%	)
Portfolio turnover	6%	18%	18%		14%		10%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. The commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,023 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the Fund’s average daily net assets.

Effective October 1, 2013, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.00% on the first $250 million of average daily net assets of the Fund; 0.05% on the next $250 million; and 0.10% in excess of $500 million. The agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BAMCO, Inc. (BAMCO) (Sub-Advisor) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays BAMCO a fee based on the Fund’s average daily net assets.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 1.04% of the Fund’s average daily net assets for the Standard Class (and 1.29% for the Service Class). The agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $23,443 and $4,190, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had receivable from or liabilities payable to affiliates as follows:

Management fees payable to LIAC	$485,580
Distribution fees payable to LFD	122,534

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $58,756,184 and sales of $31,673,944 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$275,624,495

Aggregate unrealized appreciation	$331,635,994
Aggregate unrealized depreciation	(992,581)

Net unrealized appreciation	$330,643,413

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Common Stock	$585,887,197	$6,749,107	$592,636,304
Money Market Fund	13,631,604	—	13,631,604

Total	$599,518,801	$6,749,107	$606,267,908

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$4,833,065	$4,677,599
Long-term capital gains	39,534,691	19,249,474

Total	$44,367,756	$23,927,073

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$272,766,555
Undistributed long-term capital gains	3,411,484
Unrealized appreciation	330,643,413

Net assets	$606,821,452

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax character of distributions from REITs, and partnership income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$898,224	$(898,194)	$(30)

LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	119,743	192,221
Service Class	2,788,221	1,868,944
Shares issued upon reinvestment of dividends and distributions:
Standard Class	28,980	20,677
Service Class	1,039,971	676,242

	3,976,915	2,758,084

Shares redeemed:
Standard Class	(77,524)	(163,630)
Service Class	(2,313,476)	(2,245,434)

	(2,391,000)	(2,409,064)

Net increase	1,585,915	349,020

7. Market Risk

The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2013, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Event

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Baron Growth Opportunities Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees LVIP Baron Growth Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Baron Growth Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Baron Growth Opportunities Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Baron Growth Opportunities Fund–15

LVIP Baron Growth Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
89.11%	10.89%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions

Proxy Results (unaudited)

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon			92.593%	4.161%	0.00%
Thomas A. Leonard, Ph.D			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted. **Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with BAMCO, Inc. (“BAMCO” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Baron Growth Opportunities Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based

LVIP Baron Growth Opportunities Fund–16

LVIP Baron Growth Opportunities Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees were higher than the median of a Morningstar peer group and considered management’s view that the fee level was reasonable given the fee paid to the subadviser and the subadviser’s expertise in the investment strategy. The Board considered that LIAC had implemented an expense limitation of 1.04% for the standard class through April 30, 2014 and that LIAC had proposed an advisory fee waiver of 0.05% on net assets between $250-$500 million and 0.10% on net assets in excess of $500 million from October 1, 2013 through April 30, 2015. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation and proposed advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund and had proposed an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BAMCO on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the subadvisory agreement. The Board reviewed the services provided by BAMCO, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

LVIP Baron Growth Opportunities Fund–17

LVIP Baron Growth Opportunities Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Mid-Cap Growth funds and the Russell 2000 Growth TR USD Index. The Board noted that the Fund’s return was above the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by BAMCO were satisfactory.

Subadvisory Fee. The Board reviewed the subadvisory fees compared to the fee BAMCO charges to other funds and clients with similar objectives and noted that the Fund was charged the lowest fee by BAMCO compared to other funds with similar investment strategies. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability, Economies of Scale and Fallout Benefits. The Board considered that BAMCO does not break out the profitability of subadvised accounts on an account by account basis, that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party, and that LIAC compensates BAMCO from its fees. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers that charge bundled commission rates and that research may or may not be used for the Fund and may be used for the benefit of other clients of BAMCO.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Baron Growth Opportunities Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Baron Growth Opportunities Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Baron Growth Opportunities Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus.

To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund–21

LVIP BlackRock Emerging Markets RPM Fund

  (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP BlackRock Emerging Markets RPM Fund

LVIP BlackRock Emerging Markets RPM Fund

2013 Annual Report Commentary (unaudited)

The Fund returned (7.91%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell Emerging Markets Index1, returned 0.29%.

Managed by:

Emerging markets underperformed developed markets amid the resurgence of macro risks to the world economy. As the first quarter progressed, signs of a potential slowdown in the larger developing countries, particularly China and Brazil, put additional pressure on emerging market stocks.

In the second quarter, financial markets around the world were dominated by speculation around monetary policy decisions from global central banks, particularly the US Federal Reserve. Risk assets, including emerging market equities, broadly moved higher in the first half of the quarter as increased global liquidity kept interest rates low and investors moved into riskier asset classes in search of yield.

Renewed assurance that global liquidity would continue to be supported by the Fed relieved pressure on interest rates and compelled investors to seek riskier assets. Gains in emerging market equities did not keep pace with the broader global rally given slower growth in emerging economies relative to the developed world and a strengthening US dollar, which tends to pressure countries that borrow heavily from abroad. Additionally, disappointing trade data out of China was a sour point in July as the outlook for emerging market growth continued to be dominated by Chinese economic indicators.

Mixed economic data drove high levels of market volatility and made investors increasingly anxious about when and how much the Fed would reduce its bond-buying stimulus program in the start of third quarter. The continued escalation of geopolitical instability in the Middle East put upward pressure on oil prices, creating an additional headwind for global economic growth. These macro risks sent equity markets lower around the world for the month of August. Currency weakness compounded the selling pressure in a number of emerging markets, as central banks in some of these economies, including Brazil, were forced to tighten monetary policy in order to strengthen the local currency.

September was surprisingly positive for stocks as some key risks eased. For one, the Fed defied market expectations with its decision to maintain the existing pace of its asset purchase program, sparking a global rally in financial markets. The ongoing crisis in Syria abated enough such that foreign military intervention seemed less likely to be warranted. As global equities moved higher in the month of September, emerging markets outperformed the broader rally given their particular sensitivity to changes in global liquidity flows coupled with increasing evidence of economic stabilization in China.

From a broad perspective, the overarching themes behind emerging market performance in the third and fourth quarter continued to be global liquidity and growth in China. However, equity market returns show a high level of dispersion across sectors and geographies. Given the low nominal global growth environment, the differences in a country’s available monetary policy flexibility, need for access to cheap liquidity or reliance on commodity exporting can result in greater disparities in equity market performance.

Edward Corallo

Christopher Bliss

Greg Savage

BlackRock Investment Management LLC

Advised by:

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index2 gained 32.39% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends)3 exceeded 22.78% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index (net dividends)4 lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The Fund invests predominantly in emerging markets, which tend to exhibit heightened volatility during times of market uncertainty. The risk management strategy is designed control the overall level of volatility

LVIP BlackRock Emerging Markets RPM Fund–1

LVIP BlackRock Emerging Markets RPM Fund

2013 Annual Report Commentary (continued)

in the Fund’s net asset value on a daily basis, helping to stabilize the Fund’s risk level. Relative to its history, 2013 was an abnormal year for risk & return in the emerging markets asset class. During the first half of the year the asset class generally exhibited a period of negative returns associated with low volatility, negatively impacting the Fund’s relative returns. At points during the 2nd and 3rd quarters of 2013 when the global equity markets were more volatile, the RPM strategy successfully reduced the Fund’s overall volatility and mitigated the impact of these brief drawdowns. However, overall the risk management strategy detracted from results during 2013 despite negative equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/29/12 through 12/31/13

    This chart illustrates, hypothetically, that $10,000 was invested in the LVIP BlackRock Emerging Markets RPM Fund on 8/29/12 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,168 for the Standard Class shares and to $10,136 for the Service Class shares. For comparison, look at how the Russell Emerging Markets Index did from 8/29/12 through 12/31/13. The same $10,000 investment would have increased to $11,118. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	- 7.91%

Inception (8/29/12)	+ 1.25%

Service Class Shares

One Year	- 8.13%

Inception (8/29/12)	+ 1.01%

1.

The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally. The Russell Emerging Markets Index (net dividends) is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP BlackRock Emerging Markets RPM Fund–2

LVIP BlackRock Emerging Markets RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies) and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,059.50	0.76%	$3.95
Service Class Shares	1,000.00	1,058.30	1.01%	5.24
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.76%	$3.87
Service Class Shares	1,000.00	1,020.11	1.01%	5.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Emerging Markets RPM Fund–3

LVIP BlackRock Emerging Markets RPM Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Security Type/Country	Percentage of Net Assets
Common Stock	80.23%
Brazil	5.57%
China	14.97%
Colombia	0.95%
Cyprus	0.03%
Czech Republic	0.21%
Egypt	0.14%
Greece	0.36%
Hong Kong	4.35%
Hungary	0.20%
India	2.45%
Indonesia	1.83%
Luxembourg	0.01%
Malaysia	3.81%
Mexico	4.39%
Morocco	0.20%
Peru	0.33%
Philippines	1.01%
Poland	1.28%
Republic of Korea	12.61%
Russia	6.28%
South Africa	6.28%
Taiwan	9.24%
Thailand	1.88%
Turkey	1.22%
United Arab Emirates	0.63%
Exchange-Traded Funds	5.02%
Preferred Stock	4.99%
Right	0.00%
Warrant	0.00%
Money Market Fund	9.39%
Total Value of Securities	99.63%
Receivables and Other Assets Net of Liabilities	0.37%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	0.21%
Air Freight & Logistics	0.07%
Airlines	0.19%
Auto Components	0.72%
Automobiles	2.39%
Beverages	1.53%
Biotechnology	0.06%
Building Products	0.09%
Capital Markets	5.38%

Sector	Percentage of Net Assets
Chemicals	2.34%
Commercial Banks	16.31%
Commercial Services & Supplies	0.26%
Communications Equipment	0.19%
Computers & Peripherals	0.86%
Construction & Engineering	0.85%
Construction Materials	1.26%
Consumer Finance	0.11%
Containers & Packaging	0.05%
Distributor	0.08%
Diversified Consumer Services	0.10%
Diversified Financial Services	1.62%
Diversified Telecommunication Services	1.32%
Electric Utilities	1.11%
Electrical Equipment	0.12%
Electronic Equipment, Instruments & Components	1.53%
Energy Equipment & Services	0.28%
Food & Staples Retailing	1.85%
Food Products	2.40%
Gas Utilities	0.59%
Health Care Equipment & Supplies	0.13%
Health Care Providers & Services	0.49%
Hotels, Restaurants & Leisure	0.69%
Household Durables	0.55%
Household Products	0.28%
Independent Power Producers & Energy Traders	0.56%
Industrial Conglomerates	1.69%
Insurance	2.97%
Internet & Catalog Retail	0.14%
Internet Software & Services	3.54%
IT Services	0.80%
Machinery	0.74%
Marine	0.13%
Media	1.45%
Metals & Mining	4.36%
Multiline Retail	0.58%
Multi-Utilities	0.09%
Oil, Gas & Consumable Fuels	10.15%
Paper & Forest Products	0.14%
Personal Products	0.46%
Pharmaceuticals	0.64%
Real Estate Investment Trusts	0.15%
Real Estate Management & Development	1.51%
Road & Rail	0.14%
Semiconductors & Semiconductor Equipment	6.87%
Software	0.11%
Specialty Retail	0.60%
Textiles, Apparel & Luxury Goods	0.28%
Tobacco	0.36%
Trading Companies & Distributors	0.22%
Transportation Infrastructure	0.76%

LVIP BlackRock Emerging Markets RPM Fund–4

LVIP BlackRock Emerging Markets RPM Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (continued)

Sector	Percentage of Net Assets
Water Utilities	0.20%
Wireless Telecommunication Services	4.59%
Total	90.24%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Samsung Electronics	3.22%
Sberbank of Russia	2.53%
Taiwan Semiconductor Manufacturing	1.89%
Surgutneftegas	1.54%
China Construction Bank	1.49%
Tencent Holdings	1.34%
China Mobile	1.20%
Industrial & Commercial Bank of China	1.13%
Baidu ADR	1.06%
Lukoil	1.04%
Total	16.44%

LVIP BlackRock Emerging Markets RPM Fund–5

LVIP BlackRock Emerging Markets RPM Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–80.23%
Brazil–5.57%
AES Tiete	6,100	$45,968
All America Latina Logistica	36,900	102,478
AMBEV	269,600	1,976,831
Arteris	9,557	77,076
Banco Bradesco	61,330	829,556
Banco do Brasil	69,800	721,019
BB Seguridade Participacoes	37,100	384,806
BM&FBovespa	112,400	526,288
BR Malls Participacoes	23,400	168,905
BR Properties	9,300	73,231
Bradespar	1,800	15,469
BRF	34,300	715,158
CCR	56,300	423,543
Centrais Eletricas Brasileiras	10,800	26,839
CETIP	12,004	122,982
Cia de Saneamento Basico do Estado de Sao Paulo	19,300	216,197
Cia de Saneamento de Minas Gerais	4,000	62,995
Cia Energetica de Minas Gerais	6,582	39,568
Cia Hering	8,300	105,063
Cia Paranaense de Energia	1,000	9,441
Cia Siderurgica Nacional	44,900	273,342
Cielo	20,280	563,643
Cosan Class A	12,429	170,526
Cosan Industria e Comercio	6,000	100,538
CPFL Energia	17,400	140,623
†CPFL Energias Renovaveis	4,300	24,394
Cyrela Brazil Realty	12,200	74,374
Duratex	12,000	66,805
EcoRodovias Infraestrutura e Logistica	11,100	69,548
Embraer	46,600	372,666
Energias do Brasil	12,600	60,544
†Eneva	8,015	10,179
†Fibria Celulose	12,600	147,492
@Gerdau	7,300	46,635
Grupo BTG Pactual	12,600	145,838
Guararapes Confeccoes	200	8,890
Hypermarcas	20,700	154,674
Itau Unibanco Holding	19,710	245,739
Itausa - Investimentos Itau	49,384	265,517
JBS	53,700	199,377
Localiza Rent a Car	7,630	107,500
Lojas Americanas	10,200	59,030
Lojas Renner	6,400	165,277
M Dias Branco	2,600	110,072
Marcopolo	7,200	14,936
†Marfrig Alimentos	14,100	23,877
Marisa Lojas	2,000	15,749
Metalurgica Gerdau	1,409	11,316
Multiplan Empreendimentos Imobiliarios	6,500	137,314
Multiplus	1,600	20,267

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Brazil (continued)
Natura Cosmeticos	12,400	$217,175
Odontoprev	16,800	69,914
Oi	5,700	8,711
Petroleo Brasileiro	163,500	1,106,797
Porto Seguro	5,200	65,493
†Qualicorp	9,500	90,491
Raia Drogasil	15,500	96,986
Souza Cruz	25,000	255,175
Sul America	5,757	36,047
Telefonica Brasil	1,700	28,788
Tim Participacoes	53,500	279,266
Totvs	7,300	114,224
Tractebel Energia	8,600	130,851
Transmissora Alianca de Energia Eletrica	5,800	44,689
Ultrapar Participacoes	20,700	490,312
†Usinas Siderurgicas de Minas Gerais	8,800	46,196
Vale	85,200	1,288,045
WEG	12,400	163,576

		14,982,831

☐China–14.97%
AAC Technologies Holdings	40,000	194,212
Agile Property Holdings	124,000	132,885
Agricultural Bank of China	1,369,000	672,636
Air China	88,000	65,707
†Aluminum Corp of China	202,000	70,334
†Angang Steel	56,000	41,597
Anhui Conch Cement	73,000	270,653
Anhui Gujing Distillery Class B	11,300	25,429
Anta Sports Products	57,000	70,566
AviChina Industry & Technology	100,000	58,161
†Baidu ADR	16,097	2,863,334
Bank of China	4,911,000	2,260,945
Bank of Communications	466,000	328,719
Baoxin Auto Group	42,500	41,270
BBMG	42,000	36,560
Beijing Capital International Airport	94,000	73,581
Biostime International Holdings	8,500	75,799
†BOE Technology Group Class B	86,700	21,355
†Byd	28,500	139,663
China BlueChemical	122,000	76,305
China CITIC Bank	393,000	213,367
China Coal Energy	205,000	115,264
China Communications Construction	239,000	192,633
China Communications Services	154,000	95,327
China Construction Bank	5,309,000	4,005,165
†China COSCO Holdings	137,500	67,026
†China Eastern Airlines	94,000	35,397
China Gas Holdings	124,000	182,296
China Hongqiao Group	71,000	48,894
†China Huishan Dairy Holdings	239,000	86,299

LVIP BlackRock Emerging Markets RPM Fund–6

LVIP BlackRock Emerging Markets RPM Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
☐China (continued)
China International Marine Containers Group	29,300	$62,345
China Life Insurance	432,000	1,350,975
China Longyuan Power Group	166,000	213,858
China Merchants Bank	260,582	555,145
China Merchants Property Development Class B	10,900	30,207
China Minsheng Banking	292,500	324,774
China Molybdenum	207,000	92,630
China National Building Material	200,000	215,104
China Oilfield Services	92,000	285,335
China Pacific Insurance Group	144,000	564,531
China Petroleum & Chemical	1,482,000	1,209,773
China Railway Construction	105,500	105,032
China Railway Group	233,000	120,190
China Shenhua Energy	198,500	625,880
†China Shipping Container Lines	192,000	50,015
†China Shipping Development	68,000	52,791
China Southern Airlines	78,000	30,378
China Telecom	826,000	417,559
China Vanke Class B	77,900	121,555
†China Zhongwang Holdings	128,800	39,864
=Chongqing Changan Automobile Class B	44,900	88,591
Chongqing Rural Commercial Bank	142,000	68,854
CNOOC	960,000	1,785,206
Country Garden Holdings	247,000	149,071
CSG Holding Class B	38,400	30,851
CSR	106,000	86,939
†Ctrip.com International ADR	7,841	389,070
Datang International Power Generation	168,000	77,561
Dongfang Electric	13,400	23,501
Dongfeng Motor Group	168,000	263,015
ENN Energy Holdings	44,000	325,415
Evergrande Real Estate Group	316,000	120,623
†FIH Mobile	164,000	88,193
Fosun International	90,500	89,865
Golden Eagle Retail Group	19,000	25,090
Great Wall Motor	59,500	328,407
Greentown China Holdings	39,500	60,312
Guangdong Electric Power Development Class B	159,700	95,148
Guangshen Railway	98,000	45,370
Guangzhou Automobile Group	104,000	113,732
†Guangzhou Baiyunshan Pharmaceutical Holdings	12,000	42,015
Guangzhou R&F Properties	56,800	83,064
Haitong Securities	71,200	123,955
Hengan International Group	46,000	543,382
Huadian Power International	114,000	44,545
Huaneng Power International	178,000	160,912

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
☐China (continued)
Huaneng Renewables	150,000	$71,959
Huaxin Cement Class B	11,100	16,939
Industrial & Commercial Bank of China	4,488,000	3,032,745
Inner Mongolia Yitai Coal	13,600	23,151
Inner Mongolia Yitai Coal Class B	57,200	101,187
Intime Retail Group	61,500	64,003
Jiangsu Expressway	78,000	95,860
Jiangxi Copper	80,000	144,434
Lenovo Group	422,000	513,187
Longfor Properties	63,500	88,768
†Maanshan Iron & Steel	118,000	31,956
†Metallurgical Corporation of China	160,000	29,506
Mindray Medical International ADR	6,267	227,868
NetEase ADR	4,493	353,150
†New China Life Insurance	29,600	99,247
New Oriental Education & Technology Group ADR	8,271	260,536
People’s Insurance Group of China	229,000	110,744
PetroChina	1,230,000	1,348,267
PICC Property & Casualty	186,000	275,843
Ping An Insurance Group of China	105,500	944,880
†Qihoo 360 Technology ADR	4,151	340,590
Shandong Weigao Group Medical Polymer	96,000	129,496
Shanghai Electric Group	162,000	58,914
Shanghai Fosun Pharmaceutical Group.	16,500	49,685
Shanghai Lujiazui Finance & Trade Zone Development Class B	25,700	41,505
Shanghai Pharmaceuticals Holding	38,800	94,969
†Shanghai Zhenhua Heavy Industries Class B	202,500	87,480
Shenzhou International Group Holdings	30,000	112,581
Shui On Land	95,500	29,311
Sihuan Pharmaceutical Holdings Group	113,000	103,172
†SINA	4,055	341,634
Sino-Ocean Land Holdings	181,500	119,137
Sinopec Shanghai Petrochemical	234,000	67,293
†Sinopec Yizheng Chemical Fibre	162,000	33,008
Sinopharm Group	54,800	157,240
SOHO China	119,000	102,512
†Sohu.com	1,972	143,818
Sun Art Retail Group	250,000	352,703
Tencent Holdings	56,700	3,616,504
Tingyi Cayman Islands Holding	118,000	340,865
Tsingtao Brewery	24,000	202,878
@Uni-President China Holdings	75,000	76,408
Want Want China Holdings	347,000	501,186
Weichai Power	25,000	100,749
Weifu High-Technology Group Class B	3,900	13,680

LVIP BlackRock Emerging Markets RPM Fund–7

LVIP BlackRock Emerging Markets RPM Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
☐China (continued)
Wumart Stores	33,000	$53,621
Xinjiang Goldwind Science & Technology	21,200	24,168
Yantai Changyu Pioneer Wine Class B	12,600	41,922
Yanzhou Coal Mining	98,000	89,477
†Youku Tudou ADR	7,770	235,431
Zhaojin Mining Industry	27,000	15,425
Zhejiang Expressway	84,000	79,403
Zhongsheng Group Holdings	37,000	51,055
Zhuzhou CSR Times Electric	38,000	136,722
Zijin Mining Group	450,000	96,332
Zoomlion Heavy Industry Science & Technology	59,800	55,833
†ZTE	33,000	65,537

		40,278,481

Colombia–0.95%
Almacenes Exito	15,780	245,285
Banco de Bogota	6,346	235,098
Bancolombia	15,227	187,931
Celsia	29,498	86,813
Cementos Argos	31,828	161,614
†Cemex Latam Holdings	9,618	73,755
Corp Financiera Colombiana	4,540	93,152
Ecopetrol	269,396	516,459
Empresa de Energia de Bogota	112,169	89,212
Grupo Argos	19,743	198,862
Grupo de Inversiones Suramericana	12,912	225,458
Grupo Nutresa	18,499	253,427
Interconexion Electrica	23,598	111,265
Isagen	50,532	85,093

		2,563,424

Cyprus–0.03%
Globaltrans Investment GDR	4,648	73,903

		73,903

Czech Republic–0.21%
CEZ	10,026	261,019
Komercni Banka	913	203,256
Telefonica Czech Republic	6,032	89,606

		553,881

Egypt–0.14%
Commercial International Bank Egypt	49,313	231,214
†Global Telecom Holding	144,097	97,675
Telecom Egypt	21,259	44,913

		373,802

Greece–0.36%
†Alpha Bank	641,529	556,890
Hellenic Petroleum	5,309	55,361

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Greece (continued)
†Hellenic Telecommunications Organization	15,811	$210,334
OPAP	11,336	150,803

		973,388

¢Hong Kong–4.35%
ASM Pacific Technology	13,700	114,661
Beijing Enterprises Holdings	28,000	277,675
Beijing Enterprises Water Group	176,000	110,533
Belle International Holdings	313,000	362,067
BOC Hong Kong Holdings	221,000	708,224
Brilliance China Automotive Holdings	176,000	286,887
China Agri-Industries Holdings	139,100	69,421
China Everbright	44,000	69,566
China Everbright International	124,000	165,986
China Mengniu Dairy	82,000	389,147
China Merchants Holdings International	64,000	233,571
China Mobile	310,500	3,219,359
China Overseas Grand Oceans Group	60,000	57,180
China Overseas Land & Investment	234,000	657,846
China Resources Cement Holdings	162,000	108,844
China Resources Enterprise	66,000	219,166
China Resources Gas Group	52,000	181,058
China Resources Land	120,000	297,431
China Resources Power Holdings	116,000	274,951
China State Construction International Holdings	100,000	179,253
†China Taiping Insurance Holdings	45,400	92,739
China Unicom Hong Kong	272,000	406,891
Chow Tai Fook Jewellery Group	50,800	75,731
CITIC Pacific	87,000	133,062
COSCO Pacific	94,000	128,980
Far East Horizon	108,000	92,340
Franshion Properties China	264,000	91,922
†GCL-Poly Energy Holdings	393,000	121,634
Geely Automobile Holdings	315,000	152,333
Guangdong Investment	154,000	150,536
Haier Electronics Group	70,000	203,110
†Hopson Development Holdings	30,000	36,134
Kingboard Chemical Holdings	35,000	91,400
Kunlun Energy	202,000	355,839
KWG Property Holding	48,000	26,617
Lee & Man Paper Manufacturing	67,000	44,152
Lifestyle International Holdings	29,500	54,630
†Melco Crown Entertainment ADR	11,086	434,793
New World China Land	192,000	92,850
Nine Dragons Paper Holdings	80,000	69,638
Poly Property Group	86,000	45,915
Shanghai Industrial Holdings	29,000	106,024
Shangri-La Asia	88,000	171,588
Shimao Property Holdings	71,500	164,311

LVIP BlackRock Emerging Markets RPM Fund–8

LVIP BlackRock Emerging Markets RPM Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
¢Hong Kong (continued)
Shougang Fushan Resources Group	252,000	$88,394
Sino Biopharmaceutical	160,000	126,896
Yue Yuen Industrial Holdings	47,000	156,982

		11,698,267

Hungary–0.20%
MOL Hungarian Oil & Gas	2,736	183,189
OTP Bank	11,068	209,902
Richter Gedeon	7,786	158,428

		551,519

India–2.45%
Axis Bank GDR	19,919	418,490
Dr. Reddy’s Laboratories ADR	11,362	466,183
HDFC Bank ADR	18,629	641,583
ICICI Bank ADR	17,363	645,383
Infosys ADR	14,204	803,946
Larsen & Toubro GDR	21,470	385,386
Mahindra & Mahindra GDR	25,627	358,778
†Ranbaxy Laboratories GDR	28,478	209,456
#@Reliance Industries GDR 144A	29,998	871,142
State Bank of India GDR	11,307	646,195
Tata Motors ADR	15,314	471,671
Wipro ADR	53,388	672,155

		6,590,368

Indonesia–1.83%
Adaro Energy	614,000	54,993
Astra Agro Lestari	17,000	35,062
Astra International	1,188,500	664,076
Bank Central Asia	753,000	593,985
Bank Danamon Indonesia	160,000	49,630
Bank Mandiri Persero	567,500	366,054
Bank Negara Indonesia Persero	407,500	132,262
†Bank Pan Indonesia	95,500	5,179
Bank Rakyat Indonesia Persero	634,000	377,691
†Bank Tabungan Pensiunan Nasional	136,500	48,229
Bumi Serpong Damai	408,000	43,247
Charoen Pokphand Indonesia	422,000	117,030
Global Mediacom	251,500	39,265
Gudang Garam	24,500	84,552
Indo Tambangraya Megah	23,000	53,862
Indocement Tunggal Prakarsa	99,000	162,695
Indofood CBP Sukses Makmur	59,500	49,868
Indofood Sukses Makmur	256,000	138,833
Indosat	52,000	17,732
Jasa Marga Persero	99,500	38,631
Kalbe Farma	1,392,500	143,026
Lippo Karawaci	883,500	66,063
Mayora lndah	52,333	111,804
Media Nusantara Citra	228,500	49,286
Perusahaan Gas Negara Persero	698,000	256,660
Semen Indonesia Persero	161,000	187,194

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Indonesia (continued)
Sinar Mas Multiartha	213,105	$57,785
Surya Citra Media	241,500	52,090
Tambang Batubara Bukit Asam Persero	47,000	39,392
Telekomunikasi Indonesia Persero	2,713,000	479,289
†Tower Bersama Infrastructure	95,500	45,514
Unilever Indonesia	67,000	143,139
United Tractors	81,000	126,458
Vale Indonesia	139,500	30,376
XL Axiata	177,000	75,629

		4,936,581

Luxembourg–0.01%
O’Key Group GDR	2,545	30,285

		30,285

Malaysia–3.81%
AirAsia	106,500	71,466
AMMB Holdings	99,100	218,845
Astro Malaysia Holdings	92,300	84,459
Axiata Group	313,500	659,799
Batu Kawan	12,100	72,338
British American Tobacco Malaysia	8,000	156,462
Bumi Armada	96,900	119,111
CIMB Group Holdings	276,700	643,115
DiGi.com	234,900	355,377
Felda Global Ventures Holdings	136,300	186,667
Gamuda	117,700	172,323
Genting	131,900	412,778
Genting Malaysia	148,700	198,660
Hong Leong Bank	32,300	141,870
Hong Leong Financial Group	12,600	59,493
†lHH Healthcare	148,100	174,368
IJM	58,300	104,561
IOI	223,900	321,662
†=IOI Properties Group	60,967	51,883
KLCC Property Holdings	23,300	41,575
Kuala Lumpur Kepong	32,400	246,076
Lafarge Malaysia	26,900	70,317
Malayan Banking	263,200	797,989
Maxis	164,400	364,553
†MISC	77,900	135,437
MMC	45,300	39,794
Nestle Malaysia	4,700	97,484
Petronas Chemicals Group	180,300	380,563
Petronas Dagangan	20,800	199,467
Petronas Gas	51,100	378,438
PPB Group	35,700	175,750
Public Bank	149,400	884,051
RHB Capital	46,700	112,530
†Sapurakencana Petroleum	206,000	307,885
Sime Darby	174,500	506,707

LVIP BlackRock Emerging Markets RPM Fund –9

LVIP BlackRock Emerging Markets RPM Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Malaysia (continued)
SP Setia	50,500	$46,364
Telekom Malaysia	125,300	212,114
Tenaga Nasional	184,200	639,377
UEM Sunrise	73,400	52,836
UMW Holdings	21,600	79,456
†Westports Holdings	44,700	34,495
YTL	288,200	142,408
YTL Power International	194,400	112,068

		10,262,971

Mexico–4.39%
Alfa Class A	172,800	484,788
Alpek	17,877	40,663
America Movil	1,268,700	1,479,324
Arca Continental	14,000	87,574
†Cemex CPO	675,332	793,656
Coca-Cola Femsa	27,800	336,335
†Compartamos	91,300	170,807
†Concentradora Fibra Danhos	11,500	22,114
Controladora Comercial Mexicana	20,900	89,505
El Puerto de Liverpool	12,200	139,328
†Fibra Uno Administracion	83,900	268,804
Fomento Economico Mexicano	103,600	1,003,221
Fresnillo	9,504	117,338
Grupo Aeroportuario del Pacifico Class B	19,600	104,810
Grupo Aeroportuario del Sureste Class B	12,100	151,322
Grupo Bimbo Class A	146,600	451,492
Grupo Carso Class A1	29,300	155,894
Grupo Comercial Chedraui	20,300	71,741
Grupo Elektra	3,585	122,073
Grupo Financiero Banorte	133,700	935,787
Grupo Financiero Inbursa	97,800	276,699
Grupo Financiero Santander Mexico Class B ADR	20,132	274,600
Grupo Lala	49,800	110,298
Grupo Mexico Class B	223,100	738,881
Grupo Modelo Class C	12,900	118,139
Grupo Sanborns	19,200	40,671
Grupo Televisa CPO	171,800	1,035,828
†IDEAL Class B1	62,700	144,009
†lndustrias CH Class B	9,300	62,748
Industrias Penoles	7,245	179,934
Infraestructura Energetica Nova	12,600	50,359
†lnmuebles Carso	20,900	22,304
Kimberly-Clark de Mexico Class A	105,100	298,560
Mexichem	57,500	236,819
†Minera Frisco	31,700	65,401
†OHL Mexico	44,700	114,481
†Organizacion Soriana Class B	16,400	58,474

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Mexico (continued)
†Promotora y Operadora de Infraestructura	11,300	$135,067
Wal-Mart de Mexico Series V	311,000	816,277

		11,806,125

Morocco–0.20%
Attijariwafa Bank	4,951	184,752
Banque Centrale Populaire	4,895	115,886
Banque Marocaine du Commerce Exterieur	2,385	59,673
Douja Promotion Groupe Addoha	6,614	45,235
Maroc Telecom	10,485	123,151

		528,697

Peru–0.33%
Alicorp Class C	44,793	145,749
BBVA Banco Continental	16,632	31,518
Cia de Minas Buenaventura ADR	13,145	147,487
Credicorp	3,010	399,517
Intercorp Financial Services	2,044	63,364
†Sociedad Minera Cerro Verde	1,206	29,547
Volcan Cia Minera Class B	148,577	60,564

		877,746

Philippines–1.01%
Aboitiz Equity Ventures	122,060	149,963
Aboitiz Power	132,000	101,081
Alliance Global Group	236,500	137,426
Ayala	10,620	123,900
Ayala Land	312,000	173,919
BDO Unibank	82,550	127,544
†Bloomberry Resorts	141,400	27,420
DMCI Holdings	49,000	61,802
Energy Development	491,400	58,990
Globe Telecom	2,200	81,261
GT Capital Holdings	3,670	63,812
International Container Terminal Services	50,510	116,036
JG Summit Holdings	149,349	129,671
Jollibee Foods	26,640	103,860
LT Group	204,900	71,254
Manila Electric	9,920	56,079
Metro Pacific Investments	556,000	54,097
Metropolitan Bank & Trust	52,432	89,217
Petron	207,800	65,335
Philippine Long Distance Telephone	5,450	327,246
San Miguel	21,640	30,462
SM Investments	17,162	274,824
SM Prime Holdings	419,500	138,700
†=Top Frontier Investment Holding	2,164	1,876
†Travellers International Hotel Group	87,700	20,305

LVIP BlackRock Emerging Markets RPM Fund–10

LVIP BlackRock Emerging Markets RPM Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Philippines (continued)
Universal Robina	51,410	$130,957

		2,717,037

Poland–1.28%
Bank Handlowy w Warszawie	1,404	48,765
Bank Pekao	7,299	433,394
Bank Zachodni WBK	1,745	223,735
BRE Bank	666	110,154
Enea	8,060	36,260
†ING Bank Slaski	2,456	92,088
Jastrzebska Spolka Weglowa	2,305	40,510
KGHM Polska Miedz	8,411	328,310
LPP	53	157,788
PGE	46,103	248,278
Polski Koncern Naftowy Orlen	19,282	261,511
Polskie Gornictwo Naftowe i Gazownictwo	98,285	167,436
Powszechna Kasa Oszczednosci Bank Polski	48,263	629,340
Powszechny Zaklad Ubezpieczen	3,231	479,833
Tauron Polska Energia	58,222	84,163
Telekomunikacja Polska	35,881	116,318

		3,457,883

Republic of Korea–12.61%
Amorepacific	181	171,446
AMOREPACIFIC Group	205	90,293
BS Financial Group	9,290	140,794
Celltrion	3,149	114,379
Cheil Industries	2,621	219,715
CJ	832	91,812
CJ CheilJedang	459	120,432
Coway	2,794	175,729
Daelim Industrial	1,371	122,201
†Daewoo Engineering & Construction	10,770	75,185
Daewoo International	2,500	97,800
Daewoo Securities	7,540	63,564
Daewoo Shipbuilding & Marine Engineering	4,930	163,442
Dongbu Insurance	2,911	154,963
Doosan	375	49,551
Doosan Heavy Industries & Construction	2,428	81,414
†Doosan Infracore	4,010	47,859
E-Mart	1,120	282,725
GS Holdings	2,986	162,067
Halla Visteon Climate Control	1,630	59,829
Hana Financial Group	16,815	699,215
Hankook Tire	4,421	254,190
Hanwha	3,020	112,135
Hanwha Chemical	6,980	142,479
Hanwha Life Insurance	13,130	94,396

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Republic of Korea (continued)
Hyosung	1,206	$80,307
Hyundai Department Store	813	123,984
Hyundai Development	2,510	55,158
Hyundai Engineering & Construction	4,934	283,685
Hyundai Glovis	857	187,518
Hyundai Heavy Industries	2,468	600,797
=Hyundai Hysco	1,770	69,578
Hyundai Mipo Dockyard	565	95,262
Hyundai Mobis	4,282	1,190,430
Hyundai Motor	9,182	2,056,921
†Hyundai Rotem	1,190	32,463
Hyundai Steel	3,813	311,693
Hyundai Wia	1,034	186,090
Industrial Bank of Korea	15,120	174,011
Kangwon Land	8,000	234,531
KB Financial Group	12,610	504,651
@KCC	247	109,611
KEPCO Engineering & Construction	430	24,642
Kia Motors	15,700	834,280
Korea Aerospace Industries	4,520	124,161
†Korea Electric Power	14,490	476,949
Korea Gas	1,645	103,774
Korea Investment Holdings	2,130	82,317
Korea Zinc	487	146,692
†Korean Air Lines	1,522	44,980
KT&G	6,587	464,829
Kumho Petro Chemical	602	54,285
LG	6,218	376,947
LG Chem	2,620	743,271
†LG Display	13,680	328,483
LG Electronics	6,392	412,319
LG Household & Health Care	603	313,002
†LG Uplus	13,510	137,567
Lotte Chemical	819	179,979
Lotte Shopping	615	235,345
LS	1,044	80,002
†NAVER	1,760	1,206,981
NCSoft	767	180,539
†NHN Entertainment	883	80,628
OCI	890	161,017
Orion	204	183,377
POSCO	3,993	1,234,900
Samsung C&T	6,862	393,888
Samsung Card	3,270	115,843
Samsung Electro-Mechanics	3,101	214,424
Samsung Electronics	6,657	8,651,310
Samsung Engineering	1,433	89,586
Samsung Fire & Marine Insurance	2,229	546,838
Samsung Heavy Industries	8,540	307,795
Samsung Life Insurance	5,149	507,231
Samsung SDI	2,324	356,616
Samsung Securities	3,029	126,385

LVIP BlackRock Emerging Markets RPM Fund–11

LVIP BlackRock Emerging Markets RPM Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Republic of Korea (continued)
Samsung Techwin	2,129	$109,704
Shinhan Financial Group	22,450	1,005,835
Shinsegae	381	91,125
SKC&C	867	110,867
SK Holdings	1,794	324,567
†SK Hynix SK Innovation	31,590 3,732	1,101,150 500,204
SK Telecom	2,469	537,896
S-Oil	3,031	212,455
Woori Finance Holdings	22,100	278,415
Woori Investment & Securities	6,800	61,770

		33,939,475

Russia–6.28%
Aeroflot - Russian Airlines	15,728	40,068
Alrosa	31,500	34,199
Bashneft	2,485	151,271
E.ON Russia	530,000	37,867
†Federal Grid Unified Energy System	12,310,000	33,781
Gazprom	655,088	2,766,503
†lnter Rao Ues	94,700,000	28,824
Lukoil	45,088	2,799,148
Magnit	3,022	849,894
†Magnitogorsk Iron & Steel Works	74,200	16,703
Mail.ru Group GDR	7,699	343,375
MegaFon	5,251	176,988
MMC Norilsk Nickel	4,014	659,613
Mobile Telesystems	55,760	557,159
Moscow Exchange	77,780	153,879
Moscow United Electric Grid	407,900	17,248
†NOMOS-BANK GDR	2,922	42,369
NovaTek	133,244	1,618,192
Novolipetsk Steel	56,400	94,724
†=OTCpharm	2,532	33
†Pharmstandard	633	22,619
Phosagro	900	26,023
Polymetal International	12,454	118,594
Rosneft	67,420	516,295
Rostelecom	73,030	246,686
RusHydro Management	4,760,000	82,219
†Russian Grids	457,000	10,808
Sberbank of Russia	592,460	1,824,355
Severstal	8,130	79,060
Sistema JSFC	161,100	219,671
Surgutneftegas	2,120,300	1,830,473
Tatneft	86,690	549,402
TMK	13,497	38,546
†United RUSAL	67,000	19,873
Uralkali	116,630	610,572
VTB Bank	183,110,000	276,769

		16,893,803

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
South Africa–6.28%
African Rainbow Minerals	7,982	$143,813
†Anglo American Platinum	3,647	136,949
AngloGold Ashanti	21,424	251,043
Aspen Pharmacare Holdings	16,949	434,179
Assore	2,410	78,253
Barclays Africa Group	23,159	291,971
Barloworld	10,939	104,291
Bidvest Group	19,538	499,811
Capitec Bank Holdings	4,139	82,176
Discovery	19,212	154,758
Exxaro Resources	8,203	114,529
FirstRand	205,039	701,511
Foschini Group	9,628	87,882
Gold Fields	40,401	126,672
Harmony Gold Mining	20,018	49,425
Impala Platinum Holdings	33,601	393,987
Imperial Holdings	10,909	210,703
Kumba Iron Ore	6,052	255,840
Liberty Holdings	9,203	106,681
Life Healthcare Group Holdings	56,209	224,300
Massmart Holdings	6,144	76,141
Mediclinic International	27,431	198,737
MMI Holdings	68,754	165,822
Mr Price Group	11,231	175,306
MTN Group	111,019	2,296,792
Naspers Class N	24,394	2,548,720
Nedbank Group	14,790	296,082
Netcare	88,367	219,191
Pick n Pay Stores	13,295	65,905
PPC	36,375	108,882
Remgro	30,960	613,356
RMB Holdings	46,632	214,934
RMI Holdings	50,997	133,448
Sanlam	112,580	571,378
Santam	3,100	55,049
Sasol	37,718	1,849,944
Shoprite Holdings	25,746	402,511
Standard Bank Group	75,074	926,223
Steinhoff International Holdings	111,072	477,853
Tiger Brands	11,284	287,134
Truworths International	22,103	161,737
Tsogo Sun Holdings	15,423	39,109
Vodacom Group	18,285	231,831
Woolworths Holdings	45,495	323,756

		16,888,615

Taiwan–9.24%
†Acer	123,000	75,454
Advanced Semiconductor Engineering	354,000	328,706
Asia Cement	192,260	248,772
Asustek Computer	45,000	404,271
†AU Optronics	401,000	127,969

LVIP BlackRock Emerging Markets RPM Fund–12

LVIP BlackRock Emerging Markets RPM Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Taiwan (continued)
Catcher Technology	45,000	$291,889
Cathay Financial Holding	433,423	701,025
Chang Hwa Commercial Bank	252,160	155,109
Cheng Shin Rubber Industry	85,750	224,209
†China Airlines	149,000	54,692
China Development Financial Holding	894,000	269,715
China Steel	743,240	672,694
Chunghwa Telecom	229,000	714,677
Compal Electronics	212,000	162,385
CTBC Financial Holding	830,757	566,713
Delta Electronics	123,000	700,937
E.Sun Financial Holding	372,300	247,106
†Epistar	62,000	119,297
†Eva Airways	91,000	50,638
†Evergreen Marine Taiwan	88,000	53,688
Far Eastern New Century	236,540	272,765
Far EasTone Telecommunications	96,000	210,784
First Financial Holding	412,240	256,342
Formosa Chemicals & Fibre	314,070	884,363
Formosa Petrochemical	109,000	298,885
Formosa Plastics	316,560	854,234
Foxconn Technology	48,250	112,572
Fubon Financial Holding	459,000	670,848
Hon Hai Precision Industry	617,700	1,658,575
Hotai Motor	30,000	370,079
HTC	52,000	245,781
Hua Nan Financial Holdings	413,200	241,010
†Innolux	362,000	137,730
Largan Precision	5,000	203,644
Lite-On Technology	125,542	201,160
MediaTek	69,000	1,025,812
Mega Financial Holding	602,423	506,874
MStar Semiconductor	15,000	174,480
Nan Ya Plastics	329,800	761,719
Novatek Microelectronics	26,000	106,331
Pegatron	76,000	97,830
Pou Chen	132,000	197,127
President Chain Store	36,000	249,200
Quanta Computer	151,000	351,793
Shin Kong Financial Holding	713,222	246,256
Siliconware Precision Industries	169,000	201,679
SinoPac Financial Holdings	527,069	262,373
Synnex Technology International	94,000	149,044
Taishin Financial Holding	446,874	219,456
Taiwan Cement	218,000	337,982
Taiwan Cooperative Financial Holding	413,800	226,101
Taiwan Fertilizer	73,000	165,178
Taiwan Glass Industry	108,000	120,014
Taiwan Mobile	105,000	338,954
Taiwan Semiconductor Manufacturing	1,438,000	5,085,530
TPK Holding	10,000	58,998
Uni-President Enterprises	251,300	452,368

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Taiwan (continued)
United Microelectronics	686,000	$283,998
Wistron	108,150	90,815
Yuanta Financial Holding	503,000	300,132
Yulon Motor	22,000	39,824
Yulon Nissan Motor	1,000	14,146

		24,852,732

Thailand–1.88%
Advanced Info Service NVDR	64,400	390,570
Airports of Thailand - Foreign	27,300	131,541
Bangkok Bank NVDR	29,400	159,088
Bangkok Dusit Medical Services - Foreign	21,600	77,154
Banpu - Foreign	62,000	57,015
BEC World - Foreign	62,000	95,182
Berli Jucker - Foreign	24,400	35,790
Big C Supercenter - Foreign	7,500	41,952
Big C Supercenter NVDR	13,800	77,191
BTS Group Holdings - Foreign	81,000	21,423
BTS Group Holdings NVDR	123,400	32,636
Central Pattana - Foreign	84,900	105,818
Charoen Pokphand Foods - Foreign	194,700	189,403
CP ALL NVDR	263,200	336,051
Glow Energy - Foreign	31,400	67,296
Home Product Center - Foreign	61,367	17,443
Home Product Center NVDR	127,600	36,269
Indorama Ventures - Foreign	80,500	48,944
IRPC - Foreign	586,900	58,164
Kasikornbank NVDR	69,000	327,223
Krung Thai Bank - Foreign	209,100	104,884
Land & Houses NVDR	116,700	31,751
Minor International - Foreign	35,900	22,591
Minor International NVDR	67,800	42,665
PTT Exploration & Production NVDR	100,100	506,662
PTT Global Chemical NVDR	87,100	209,178
PTT NVDR	53,900	468,624
Robinson Department Store - Foreign	10,100	14,738
Robinson Department Store NVDR	10,200	14,884
SCB Life Assurance PCL NVDR	1,400	45,454
Shin - Foreign	9,500	20,071
Shin PCL NVDR	35,400	72,909
Siam Cement NVDR	18,400	223,742
Siam City Cement	1,700	20,568
Siam City Cement NVDR	3,500	42,347
Siam Commercial Bank - Foreign	16,200	70,670
Siam Commercial Bank NVDR	84,300	367,747
Thai Oil - Foreign	51,200	87,551
Thai Union Frozen Products - Foreign	30,700	66,962
TMB Bank - Foreign	917,700	57,470
Total Access Communication - Foreign	300	885
Total Access Communication NVDR	54,100	159,529
†True - Foreign	96,900	22,093

LVIP BlackRock Emerging Markets RPM Fund–13

LVIP BlackRock Emerging Markets RPM Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Thailand (continued)
†True NVDR	371,600	$84,724

		5,064,852

Turkey–1.22%
Akbank	93,753	292,419
Anadolu Efes Biracilik Ve Malt Sanayii	13,470	145,793
Arcelik	11,710	66,234
BIM Birlesik Magazalar	13,259	267,883
Coca-Cola Icecek	4,593	110,650
Emlak Konut Gayrimenkul Yatirim Ortakligi	78,135	76,385
Enka Insaat ve Sanayi	31,446	88,127
Eregli Demir ve Celik Fabrikalari	71,811	86,249
†Finansbank	3,400	4,147
Ford Otomotiv Sanayi	4,019	42,471
Haci Omer Sabanci Holding	53,194	213,955
KOC Holding	51,062	209,183
Koza Altin Isletmeleri	2,997	30,973
Tofas Turk Otomobil Fabrikasi	6,590	41,109
Tupras Turkiye Petrol Rafinerileri	7,142	142,634
Turk Hava Yollari	38,044	114,056
Turk Telekomunikasyon	26,260	72,860
†Turkcell Iletisim Hizmetleri	51,225	270,660
Turkiye Garanti Bankasi	121,925	395,046
Turkiye Halk Bankasi	36,401	205,890
Turkiye Is Bankasi Class C	81,507	176,438
Turkiye Sise ve Cam Fabrikalari	27,241	34,493
Turkiye Vakiflar Bankasi Tao Class D	73,045	129,897
Yapi ve Kredi Bankasi	34,613	59,941

		3,277,493

United Arab Emirates–0.63%
Abu Dhabi Commercial Bank	155,301	274,832
DP World	9,000	159,390
Dragon Oil	15,193	142,789
†Dubai Financial Market	109,564	73,679
Dubai Islamic Bank	50,000	72,965
Emaar Properties	175,967	366,019
First Gulf Bank	48,192	246,667
National Bank of Abu Dhabi	71,263	269,685
Union National Bank	61,399	98,125

		1,704,151

Total Common Stock (Cost $202,860,713)		215,878,310

EXCHANGE-TRADED FUNDS–5.02%
iShares India 50	289,564	6,807,650
iShares MSCI Chile Capped	86,958	4,131,374

	Number of Shares	Value (U.S. $)

EXCHANGE-TRADED FUNDS (continued)
iShares MSCI India	104,200	$2,579,993

Total Exchange-Traded Funds (Cost $13,965,317)		13,519,017

rPREFERRED STOCK–4.99%
Brazil–3.76%
AES Tiete 13.37%	3,800	30,711
Alpargatas 2.11%	8,230	51,566
Banco Bradesco 3.17%	125,030	1,539,783
Banco do Estado do Rio Grande do Sul 6.48%	8,800	46,941
Bradespar 6.42%	12,300	130,597
†Braskem	6,900	61,344
Centrais Eletricas Brasileiras 19.06%	16,900	71,046
Cia Brasileira de Distribuicao Grupo Pao de Acucar 1.05%	6,700	297,573
Cia de Gas de Sao Paulo Class A 3.99%	1,100	27,126
Cia de Transmissao de Energia Eletrica Paulista 5.06%	1,900	21,654
Cia Energetica de Minas Gerais 7.94%	38,529	228,524
Cia Energetica de Sao Paulo Class B 6.43%	10,300	97,763
Cia Paranaense de Energia Class B 5.73%	6,200	80,135
Gerdau 1.35%	48,800	378,897
Itau Unibanco Holding 3.35%	149,070	1,978,470
Itausa - Investimentos Itau 3.92%	166,480	627,269
Klabin 2.66%	26,600	138,062
Lojas Americanas 0.71%	29,600	197,116
Marcopolo 3.07%	26,900	58,080
Metalurgica Gerdau 1.44%	16,600	164,447
Oi 20.69%	44,400	67,481
Petroleo Brasileiro 5.02%	241,900	1,749,143
Suzano Papel e Celulose 1.07%	12,800	50,071
Telefonica Brasil 7.65%	14,700	278,989
†Usinas Siderurgicas de Minas Gerais	20,500	123,325
Vale 6.21%	117,500	1,628,117

		10,124,230

Colombia–0.19%
Banco Davivienda 2.47%	5,465	66,996
Bancolombia 3.18%	18,100	219,826
Grupo Argos 1.21%	8,136	82,203
Grupo Aval Acciones y Valores 4.18%	65,853	43,504
Grupo de Inversiones Suramericana 3.00%	5,074	91,963

		504,492

Republic of Korea–0.69%
Amorepacific 1.51%	154	61,412
Hyundai Motor
1.65%	2,186	270,215
1.71%	1,583	187,430

LVIP BlackRock Emerging Markets RPM Fund–14

LVIP BlackRock Emerging Markets RPM Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

rPREFERRED STOCK (continued)
Republic of Korea (continued)
Hyundai Motor (continued)
LG Chem 2.90%	424	$61,247
LG Electronics 0.92%	1,600	39,935
LG Household & Health Care 1.74%	184	39,738
Samsung Electronics 0.85%	1,214	1,164,870
Samsung Fire & Marine Insurance 2.56%	250	33,744

		1,858,591

Russia–0.35%
AK Transneft 0.81%	102	266,681
Bashneft 15.52%	2,295	99,896
†RN Holding	19,500	31,284
Rostelecom 5.53%	8,225	18,733
Sberbank of Russia 3.95%	45,800	111,813
Surgutneftegas 5.69%	469,600	370,191
Tatneft 6.95%	7,000	25,929

		924,527

Total Preferred Stock (Cost $14,034,314)		13,411,840

	Number of Shares	Value (U.S. $)

rRIGHT–0.00%
Malaysia–0.00%
†=IOI Properties	30,483	$9,577

Total Right (Cost $0)		9,577

rWARRANT–0.00%
Thailand–0.00%
BTS Group Holdings strike price THB 12, expiration date 11/1/18	68,133	0

Total Warrant (Cost $0)		0

MONEY MARKET FUND–9.39%
Dreyfus Treasury & Agency Cash Management Fund	25,275,280	25,275,280

Total Money Market Fund (Cost $25,275,280)		25,275,280

TOTAL VALUE OF SECURITIES–99.63% (Cost $256,135,624)	268,094,024
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.37%	989,737

NET ASSETS APPLICABLE TO 27,029,735 SHARES OUTSTANDING–100.00%	$269,083,761

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2013, the aggregate value of Rule 144A securities was $871,142, which represented 0.32% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

¢	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

@	Illiquid security. At December 31, 2013, the aggregate value of illiquid securities was $1,103,796, which represented 0.41% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $221,538, which represents 0.08% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

LVIP BlackRock Emerging Markets RPM Fund–15

LVIP BlackRock Emerging Markets RPM Fund

Schedule of Investments (continued)

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNP	EUR	5,000	USD	(6,907)	1/2/14	$(29)
BNYM	COP	672,869,933	USD	(347,737)	1/3/14	878
BNYM	IDR	4,361,633,220	USD	(358,805)	1/3/14	(795)
BNYM	KRW	2,723,582,414	USD	(2,593,888)	1/2/14	(14,433)
BNYM	MYR	2,447,764	USD	(746,588)	1/2/14	(70)
BNYM	PHP	900,000	USD	(20,279)	1/2/14	(8)
BNYM	THB	18,404,297	USD	(559,912)	1/6/14	(592)

						$(15,049)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
916 E-mini MSCI Emerging Markets	$45,305,087	$46,569,440	3/22/14	$1,264,353

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

BNP–Banque Paribas SA

BNYM–Bank of New York Mellon

COP–Colombian Peso

CPO–Ordinary Participation Certificate

EUR–European Monetary Unit

GDR–Global Depositary Receipt

IDR–Indonesian Rupiah

KRW–South Korean Won

MYR–Malaysian Ringgit

PHP–Philippine Peso

NVDR–Nonvoting Depositary Receipt

THB–Thailand Baht

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets RPM Fund–16

LVIP BlackRock Emerging Markets RPM Fund

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments, at value	$242,818,744
Short-term investments, at value 25,275,280
Foreign currencies, at value	8,552,996
Receivables for securities sold	3,075,852
Cash collateral	2,381,600
Cash	1,556,279
Receivable for fund shares sold	751,950
Variation margin receivable on futures contracts	374,229
Dividends receivable	111,084
Unrealized gain on foreign currency exchange contracts	878

TOTAL ASSETS	284,898,892

LIABILITIES:
Payable for securities purchased	15,515,687
Due to manager and affiliates	136,813
Unrealized loss on foreign currency exchange contracts	15,927
Payable for fund shares redeemed	464
Other accrued expenses	146,240

TOTAL LIABILITIES	15,815,131

TOTAL NET ASSETS	$269,083,761

Investments, at cost	$230,860,344
Short-term investments, at cost	$25,275,280
Foreign currencies, at cost	$8,753,539

Standard Class :
Net Assets	$172,664,449
Shares Outstanding	17,345,689
Net Asset Value	$9.954

Service Class :
Net Assets	$96,419,312
Shares Outstanding	9,684,046
Net Asset Value	$9.957

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$274,547,861
Undistributed net investment income	273,124
Accumulated net realized loss on investments	(18,946,352)
Net unrealized appreciation of investments and derivatives	13,209,128

Total net assets	$269,083,761

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets RPM Fund–17

LVIP BlackRock Emerging Markets RPM Fund

Statement of Operations

Year Ended December 31, 2013

LVIP BlackRock Emerging Markets RPM Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$4,837,935
Foreign tax withheld	(555,121)

4,282,814

EXPENSES:
Management fees	1,162,086
Custodian fees	347,764
Accounting and administration expenses	118,795
Distribution fees-Service Class	115,002
Pricing fees	76,096
Professional fees	64,867
Index fees	32,676
Reports and statements to shareholders	16,102
Trustees’ fees and expenses	3,773
Consulting fees	3,369
Other	992

1,941,522
Less management fees waived	(105,644)
Less expenses reimbursed	(69,348)

Total operating expenses	1,766,530

NET INVESTMENT INCOME	2,516,284

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
Investments	(5,947,718)
Foreign currencies	(261,724)
Foreign currency exchange contracts	(148,374)
Futures contracts	(12,613,477)

Net realized loss	(18,971,293)

Net change in unrealized appreciation (depreciation) of:
Investments	3,695,908
Foreign currencies	(3,286)
Foreign currency exchange contracts	(15,049)
Futures contracts	897,637

Net change in unrealized appreciation (depreciation)	4,575,210

NET REALIZED AND UNREALIZED LOSS	(14,396,083)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,879,799)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended 12/31/13	8/29/12* to 12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,516,284	$120,013
Net realized gain (loss)	(18,971,293)	846,937
Net change in unrealized appreciation (depreciation)	4,575,210	8,633,918

Net increase (decrease) in net assets resulting from operations	(11,879,799)	9,600,868

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,333,912)	(1,329,353)
Service Class	(474,532)	(47,783)

	(1,808,444)	(1,377,136)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	133,632,241	105,493,656
Service Class	95,948,160	7,404,112
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,333,912	1,329,353
Service Class	474,532	47,783

	231,388,845	114,274,904

Cost of shares redeemed:
Standard Class	(61,380,030)	(3,893,026)
Service Class	(5,571,698)	(270,723)

	(66,951,728)	(4,163,749)

Increase in net assets derived from capital share transactions	164,437,117	110,111,155

NET INCREASE IN NET ASSETS	150,748,874	118,334,887
NET ASSETS:
Beginning of year	118,334,887	—

End of year	$269,083,761	$118,334,887

Undistributed (distributions in excess of) net investment income	$273,124	$(43,059)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets RPM Fund–18

LVIP BlackRock Emerging Markets RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Emerging Markets RPM Fund
	Standard Class
	Year Ended 12/31/13	8/29/12[1] to 12/31/12
Net asset value, beginning of period	$10.895	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.125	0.014
Net realized and unrealized gain (loss)	(0.988)	1.020

Total from investment operations	(0.863)	1.034

Less dividends and distributions from:
Net investment income	(0.078)	(0.139)

Total dividends and distributions	(0.078)	(0.139)

Net asset value, end of period	$9.954	$10.895

Total return[3]	(7.91% )	10.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$172,665	$110,885
Ratio of expenses to average net assets	0.78%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.86%	1.22%
Ratio of net investment income to average net assets	1.24%	0.39%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.16%	(0.03% )
Portfolio turnover	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets RPM Fund–19

LVIP BlackRock Emerging Markets RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Emerging Markets RPM Fund
	Service Class
	Year Ended 12/31/13	8/29/12[1] to 12/31/12
Net asset value, beginning of period	$10.895	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.099	0.005
Net realized and unrealized gain (loss)	(0.986)	1.021

Total from investment operations	(0.887)	1.026

Less dividends and distributions from:
Net investment income	(0.051)	(0.131)

Total dividends and distributions	(0.051)	(0.131)

Net asset value, end of period	$9.957	$10.895

Total return[3]	(8.13% )	10.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$96,419	$7,450
Ratio of expenses to average net assets	1.03%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.11%	1.47%
Ratio of net investment income to average net assets	0.99%	0.14%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.91%	(0.28% )
Portfolio turnover	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets RPM Fund–20

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP BlackRock Emerging Markets RPM Fund (formerly LVIP BlackRock Emerging Markets Index Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income return for open tax years (December 31, 2012-December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP BlackRock Emerging Markets RPM Fund–21

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.55% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets. The agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.80% of the Fund’s average daily net assets for the Standard Class (1.05% for the Service Class). The agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BlackRock Investment Management, LLC (BlackRock) (Sub-Advisor) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $9,232 and $1,660, respectively.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $11,394 for the year ended December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$117,124
Distribution fees payable to LFD	18,973
Trading operation fees payable to Lincoln Life	716

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $200,898,835 and sales of $52,672,882 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized (depreciation) for federal income tax purposes for the Fund were as follows:

LVIP BlackRock Emerging Markets RPM Fund–22

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Cost of investments	$259,170,874

Aggregate unrealized appreciation	$26,340,800
Aggregate unrealized depreciation	(17,417,650)

Net unrealized appreciation	$8,923,150

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock	$213,961,156	$1,705,193	$211,961	$215,878,310
Investment Companies	38,794,297	—	—	38,794,297
Preferred Stock	13,411,840	—	—	13,411,840
Rights	—	—	9,577	9,577

Total	$266,167,293	$1,705,193	$221,538	$268,094,024

Foreign Currency Exchange Contracts	$—	$(15,049)	$—	$(15,049)

Futures Contracts	$1,264,353	$—	$—	$1,264,353

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2013 and period August 29, 2012* through December 31, 2012 was as follows:

LVIP BlackRock Emerging Markets RPM Fund–23

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

	Year Ended 12/31/13	8/29/12* to 12/31/12
Ordinary income	$1,808,444	$623,000
Long-term capital gains	—	754,136

Total	$1,808,444	$1,377,136

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$274,547,861
Undistributed ordinary income	775,210
Capital loss carryforwards	(15,163,297)
Unrealized appreciation	8,923,987

Net assets	$269,083,761

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(391,657)	$391,657

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. Losses that will be carried forward under the Act are as follows:

Tax Character
Short-Term	Long-Term
$7,025,264	$8,138,033

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	8/29/12* to 12/31/12
Shares sold:
Standard Class	13,114,380	10,414,031
Service Class	9,507,873	705,168
Shares issued upon reinvestment of dividends and distributions:
Standard Class	136,684	128,838
Service Class	48,619	4,630

	22,807,556	11,252,667

Shares redeemed:
Standard Class	(6,083,135)	(365,109)
Service Class	(556,212)	(26,032)

	(6,639,347)	(391,141)

Net increase	16,168,209	10,861,526

LVIP BlackRock Emerging Markets RPM Fund–24

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

6. Capital Shares (continued)

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2013, the Fund posted $2,435,600 cash collateral for futures contracts, which is presented on the Statement of Assets and Liabilities.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Variation margin receivable on futures contracts	$1,264,353	*	Variation margin receivable on futures contracts	$—
Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	878		Unrealized loss on foreign currency exchange contracts	(15,927)

Total		$1,265,231			$(15,927)

*

Includes cummulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

LVIP BlackRock Emerging Markets RPM Fund–25

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net unrealized appreciation (depreciation) of foreign currency exchange contracts	$(148,374)	$(15,049)
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	(12,613,477)	897,637

Total		$(12,761,851)	$882,588

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held generally is similar to the volume of derivatives activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$518,532	$98,410
Futures contracts (average notional value)	14,694,261	—

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivatives liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. At December 31, 2013, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Assets
Foreign Currency Exchange Contracts	$878	$(878)	$—
Futures Contracts - Variation Margin[1]	374,229	—	374,229

Total	$375,107	$(878)	$374,229

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[2]
Goldman Sachs Capital	$374,229	$—	$—	$374,229

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities
Foreign Currency Exchange Contracts	$(15,927)	$878	$(15,049)

LVIP BlackRock Emerging Markets RPM Fund–26

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[3]
Bank of New York Mellon	$(15,020)	$—	$—	$(15,020)
Banque Paribas	(29)	—	—	(29)

Total	$(15,049)	$—	$—	$(15,049)

1Unrealized appreciation/depreciation on futures is disclosed in the Schedule of Investments, whereas the variation margin is the amount receivable or payable to the counterparty at December 31, 2013.

2Net amount represents the net amount receivable from the counterparty in the event of default.

3Net amount represents the net amount payable due to the counterparty in the event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Emerging Markets RPM Fund–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Blackrock Emerging Markets RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Blackrock Emerging Markets RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Blackrock Emerging Markets RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Blackrock Emerging Markets RPM Fund–28

LVIP BlackRock Emerging Markets RPM Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust, at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP BlackRock Emerging Markets RPM Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among

LVIP BlackRock Emerging Markets RPM Fund–29

LVIP BlackRock Emerging Markets RPM Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board also considered that in the third quarter of 2012, LIAC implemented a Risk Portfolio Management (“RPM”) strategy for the Fund by which, with respect to 0-20% of the Fund’s assets, LIAC actively manages the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and the subadviser manages the remaining 80-100% of the Fund’s assets according to the investment mandate. The Board considered that the RPM strategy was designed to reduce the volatility of the Fund’s returns and as risk management is a newer strategy, the Morningstar peer groups generally do not include risk-managed funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.05% and an expense limitation of 0.80% for the standard class through July 1, 2014. The Board noted that the investment management fees, giving effect to the advisory fee waiver and the expense limitation, were lower than the median of a Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and the expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.
Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by Blackrock, the background of the investment professionals servicing the Fund and the reputation, resources

LVIP BlackRock Emerging Markets RPM Fund–30

LVIP BlackRock Emerging Markets RPM Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

and investment approach of Blackrock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s quarterly returns from October 1, 2012 through June 30, 2013 compared to the average quarterly returns of funds included in a group of Morningstar Diversified Emerging Markets funds. The Board noted that the Fund’s quarterly returns were below the average of the Morningstar category (benchmark information was not provided). The Board considered that the Fund commenced operations in August 2012, which provided a limited period of time to evaluate investment performance. The Board considered that the Risk Portfolio Management strategy implemented for the Fund in September 2012 was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets. The Board also considered that the peer group did not include risk-managed funds. They also considered that LIAC would continue to closely monitor performance.

Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedule which contains breakpoints and noted that there were no comparable portfolios managed by BlackRock to which to compare the Fund’s subadvisory fee schedule. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Blackrock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Blackrock, an unaffiliated third party, and that LIAC compensates Blackrock from its fees. The Board reviewed materials provided by Blackrock as to any additional benefits it receives and noted that Blackrock stated that the engagement raises its profile in the broker-dealer community.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP BlackRock Emerging Markets RPM Fund–31

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP BlackRock Emerging Markets RPM Fund–32

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP BlackRock Emerging Markets RPM Fund–33

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors

Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Emerging Markets RPM Fund–34

LVIP BlackRock Equity Dividend RPM Fund

a series of Lincoln Variable

Insurance Products Trust

    Annual Report

    December 31, 2013

LVIP BlackRock Equity Dividend RPM Fund

LVIP BlackRock Equity Dividend RPM Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 18.21% (Standard Class shares with distributions reinvested) for the year ended December 31,2013, while its benchmark, the Russell 1000® Value Index1 returned 32.53%.

2013 was an exceptionally strong year for the US equity market, achieving its best return since 1997 and only the 19th time it has eclipsed 30% in a calendar year since 1926. US equities climbed steadily higher throughout the year led by the small, mid-cap and growth areas of the marketplace. Despite a few speed bumps along the way (elimination of the 2% payroll tax cut, budget sequestration, Fed exit strategy and political infighting, to name a few) the US economy continued to show signs of a modest yet sustainable recovery. Although deflation and politics remain primary concerns heading into the New Year, we believe there are many tailwinds in place to support US equities. Corporations are exceptionally healthy, are carrying high cash balances and continue to return capital to investors in the form of growing dividends and buybacks. The S&P’s aggregate income statement is likely to achieve meaningfully higher revenues and earnings than in previous years; and after having cumulatively bled nearly $400bn since 2008, equities seem primed to benefit from more investment dollars flooding into the market. On the macro side, housing has grown stronger, unemployment has improved and the Fed had enough confidence to take its first baby step in December by reducing its pace of bond-buying. Collectively, we believe these variables should provide more stability for stocks; and decelerating correlations should afford a higher degree of opportunity for active managers during 2014.

The largest contributor to relative performance during the year was an overweight in the industrials sector, followed by security selection within the utilities sector. Overweight positions in both consumer discretionary and consumer staples helped bolster returns during the year, as did a general underweight within the energy sector.

Security selection accounted for approximately 80% of relative underperformance in 2013. Stock selection was weakest in the consumer staples, information technology and materials sectors; followed by discretionary, energy and industrials. Notably, stocks that were not held in the portfolio but contained in the benchmark were primarily responsible for underperformance, as many of these companies advanced more than portfolio holdings during the year.

Though high quality stocks underperformed their lower quality counterparts during 2013, we believe that these stocks are likely to be stronger performers in a slow growth, low inflation economy with gradually rising interest rates. From a valuation perspective, mega cap stocks remain more attractively valued than other areas of the marketplace, are carrying higher yields and will have a greater ability to fund projects from cash reserves should rates rise and financing costs accelerate. Within this space, we continue to focus on sectors likely to experience momentum in this environment. Financials now account for over 21% of the portfolio, and is a sector we view as a natural beneficiary in a recovering domestic economy; we increased weightings in diversified banks, regional banks and insurance companies during 2013. Materials and industrials, collectively, make up approximately 20% of the portfolio and will benefit from global population growth and the explosive proliferation of a middle class in emerging markets. Together, consumer staples and consumer discretionary also account for 20% of the portfolio. Companies within these sectors are likely to profit from lower unemployment, eventual wage growth and a rebound in home prices over time. While technology and healthcare are relatively smaller parts of the portfolio, we believe they will be sectors of growing importance in the years to come as steadier cash flows lead to more companies paying dividends. The portfolio remains well-positioned to capture growth, but importantly, ready to provide relative protection should headwinds persist and market volatility intensify. As always, dividend growth, lower volatility and the ability to assertively participate in a rising market remain cornerstones of the strategy heading into the New Year.

Robert M. Shearer, CFA

Kathleen M. Anderson

David J. Cassese, CFA

BlackRock Investment Management LLC

Advised by:

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index2 gained 32% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Euro Zone with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index3 exceeded 22% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index4 lost (2.6%) during the year.

LVIP BlackRock Equity Dividend RPM Fund–1

LVIP BlackRock Equity Dividend RPM Fund

2013 Annual Report Commentary (continued)

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year treasury yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The risk management strategy is designed control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. While 2013 was generally a strong year for large cap equities, there were periods of time when markets experienced higher volatility as a result of, among other macro events, renewed threats of terrorism and the future of global central bankpolicy. During these periods of elevated volatility, the Fund increased its level of hedging to control the Fund’s overall risk level. Overall, the risk management strategy detracted from results during 2013, a year which saw strong positive equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP BlackRock Equity Dividend RPM Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,093. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $20,773. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 18.21%

Five Years	+ 14.40%

Ten Years	+ 4.87%

Service Class Shares
One Year	+ 17.92%

Five Years	+ 14.11%

Inception (5/19/04)	+ 5.28%

LVIP BlackRock Equity Dividend RPM Fund–2

LVIP BlackRock Equity Dividend RPM Fund

2013 Annual Report Commentary (continued)

1.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forcasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3

The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Commencing October 1,2009, Metropolitan West Capital Management, LLC, (MetWest Capital) replaced Pyramis Global Advisors, LLC, as the Fund’s sub-advisor. MetWest Capital is a subsidiary of Wells Fargo and Company (Wells Fargo) and is majority owned by and operates within the Evergreen Investments unit of Wells Capital Management (the asset management division of Wells Fargo). MetWest Capital is minority owned by its founding partners.

Commencing at the close of business on September 21,2012, BlackRock Investment Management LLC replaced Metropolitan West Capital Management, LLC, a subisiary of Wells Fargo & Company, as the Fund’s sub-advisor.

LVIP BlackRock Equity Dividend RPM Fund–3

LVIP BlackRock Equity Dividend RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expense shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,097.80	0.73%	$3.86
Service Class Shares	1,000.00	1,096.40	0.98%	5.18
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Equity Dividend RPM Fund–4

LVIP BlackRock Equity Dividend RPM Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	90.28%
Aerospace & Defense	5.54%
Air Freight & Logistics	1.05%
Auto Components	0.55%
Beverages	2.19%
Chemicals	2.85%
Commercial Banks	7.91%
Consumer Finance	1.36%
Containers & Packaging	1.27%
Diversified Financial Services	4.15%
Diversified Telecommunication Services	3.66%
Electric Utilities	2.19%
Electrical Equipment	0.37%
Energy Equipment & Services	0.50%
Food & Staples Retailing	0.52%
Food Products	2.57%
Health Care Equipment & Supplies	0.31%
Health Care Providers & Services	0.36%
Hotels, Restaurants & Leisure	1.26%
Household Products	1.87%
Industrial Conglomerates	3.87%
Insurance	5.55%
IT Services	1.71%
Leisure Equipment & Products	0.59%
Machinery	1.48%
Media	2.86%
Metals & Mining	1.95%
Multi-Utilities	2.22%
Oil, Gas & Consumable Fuels	11.80%
Pharmaceuticals	7.39%
Real Estate Investment Trusts	0.74%
Road & Rail	0.82%
Semiconductors & Semiconductor Equipment	0.89%
Software	1.37%
Specialty Retail	2.18%
Textiles, Apparel & Luxury Goods	0.98%
Tobacco	2.82%
Water Utilities	0.58%
Money Market Fund	9.33%
Total Value of Securities	99.61%
Receivables and Other Assets Net of Liabilities	0.39%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

JPMorgan Chase	3.03%
Wells Fargo	2.93%
General Electric	2.87%
Chevron	2.74%
Comcast Special Class A	2.33%
Home Depot	2.18%
Pfizer	2.10%
Exxon Mobil	1.96%
Prudential Financial	1.81%
Merck	1.74%

Total	23.69%

LVIP BlackRock Equity Dividend RPM Fund–5

LVIP BlackRock Equity Dividend RPM Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK–90.28%
Aerospace & Defense–5.54%
Honeywell International	82,780	$7,563,609
Northrop Grumman	70,450	8,074,275
Raytheon	127,010	11,519,807
United Technologies	94,270	10,727,926

		37,885,617

Air Freight & Logistics–1.05%
United Parcel Service Class B	68,540	7,202,183

		7,202,183

Auto Components–0.55%
Johnson Controls	72,610	3,724,893

		3,724,893

Beverages–2.19%
Coca-Cola	177,680	7,339,961
Diageo	230,698	7,641,179

		14,981,140

Chemicals–2.85%
Dow Chemical	92,170	4,092,348
duPont (E.I.) deNemours	154,370	10,029,419
Olin	48,100	1,387,685
Praxair	30,470	3,962,014

		19,471,466

Commercial Banks–7.91%
Fifth Third Bancorp	335,690	7,059,561
M&T Bank	13,170	1,533,251
SunTrust Banks	257,720	9,486,673
Toronto-Dominion Bank	66,630	6,280,026
U. S. Bancorp	239,680	9,683,072
Wells Fargo	441,640	20,050,456

		54,093,039

Consumer Finance–1.36%
American Express	102,300	9,281,679

		9,281,679

Containers & Packaging–1.27%
International Paper	96,060	4,709,822
MeadWestvaco	108,380	4,002,473

		8,712,295

Diversified Financial Services–4.15%
Citigroup	146,650	7,641,932
JPMorgan Chase	354,840	20,751,036

		28,392,968

Diversified Telecommunication Services–3.66%
AT&T	201,510	7,085,092
BCE	42,360	1,833,764
Motorola Solutions	74,870	5,053,725

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
Verizon Communications	225,220	$11,067,311

		25,039,892

Electric Utilities–2.19%
Duke Energy	36,260	2,502,303
Edison International	50,600	2,342,780
ITC Holdings	16,190	1,551,326
NextEra Energy	71,880	6,154,366
Northeast Utilities	56,500	2,395,035

		14,945,810

Electrical Equipment–0.37%
Rockwell Automation	21,500	2,540,440

		2,540,440

Energy Equipment & Services–0.50%
Schlumberger	38,010	3,425,081

		3,425,081

Food & Staples Retailing–0.52%
Wal–Mart Stores	45,120	3,550,493

		3,550,493

Food Products–2.57%
General Mills	104,780	5,229,570
Kraft Foods Group	54,806	2,955,140
Mondelez International Class A	187,160	6,606,748
Unilever	69,950	2,814,089

		17,605,547

Health Care Equipment & Supplies–0.31%
Abbott Laboratories	55,530	2,128,465

		2,128,465

Health Care Providers & Services–0.36%
Quest Diagnostics	46,160	2,471,406

		2,471,406

Hotels, Restaurants & Leisure–1.26%
McDonald’s	89,070	8,642,462

		8,642,462

Household Products–1.87%
Kimberly–Clark	50,840	5,310,746
Procter & Gamble	92,210	7,506,816

		12,817,562

Industrial Conglomerates–3.87%
3M	48,550	6,809,138
General Electric	700,650	19,639,220

		26,448,358

Insurance–5.55%
ACE	78,230	8,099,152
Chubb	63,400	6,126,342

LVIP BlackRock Equity Dividend RPM Fund–6

LVIP BlackRock Equity Dividend RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Met Life	54,990	$2,965,061
Prudential Financial	133,810	12,339,958
Travelers	93,320	8,449,193

		37,979,706

IT Services–1.71%
Automatic Data Processing	24,160	1,952,370
International Business Machines	51,870	9,729,256

		11,681,626

Leisure Equipment & Products–0.59%
Mattel	84,800	4,034,784

		4,034,784

Machinery–1.48%
Deere	111,110	10,147,676

		10,147,676

Media–2.86%
Comcast Special Class A	318,920	15,907,730
Disney (Walt)	47,490	3,628,236

		19,535,966

Metals & Mining–1.95%
BHP Billiton	278,311	9,440,660
Newmont Mining	98,270	2,263,158
Southern Copper	56,100	1,610,631

		13,314,449

Multi–Utilities–2.22%
Dominion Resources	95,950	6,207,006
Public Service Enterprise Group	109,140	3,496,846
Sempra Energy	34,110	3,061,714
Wisconsin Energy	58,130	2,403,094

		15,168,660

Oil, Gas & Consumable Fuels–11.80%
Chevron	150,190	18,760,233
Conoco Phillips	47,400	3,348,810
Enbridge	180,580	7,890,334
Exxon Mobil	132,740	13,433,288
Kinder Morgan	112,990	4,067,640
Marathon Oil	139,730	4,932,469
Marathon Petroleum	65,750	6,031,248
Occidental Petroleum	66,210	6,296,571
Phillips 66	30,920	2,384,860
Royal Dutch Shell Class A	45,065	1,614,293
Spectra Energy	78,920	2,811,130
Total ADR	149,480	9,158,640

		80,729,516

Pharmaceuticals–7.39%
AbbVie	55,530	2,932,539

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb	207,410	$11,023,842
Johnson & Johnson	112,620	10,314,866
Merck	237,110	11,867,356
Pfizer	469,140	14,369,758

		50,508,361

Real Estate Investment Trusts–0.74%
American Tower	28,710	2,291,632
Weyerhaeuser	86,790	2,739,960

		5,031,592

Road & Rail–0.82%
Union Pacific	33,290	5,592,720

		5,592,720

Semiconductors & Semiconductor Equipment–0.89%
Intel	235,150	6,104,494

		6,104,494

Software–1.37%
Microsoft	251,150	9,400,545

		9,400,545

Specialty Retail–2.18%
HomeDepot	180,850	14,891,189

		14,891,189

Textiles, Apparel & Luxury Goods–0.98%
VF	107,760	6,717,758

		6,717,758

Tobacco–2.82%
Altria Group	91,580	3,515,756
Lorillard	107,860	5,466,345
Philip Morris International	118,520	10,326,648

		19,308,749

Water Utilities–0.58%
American Water Works	93,660	3,958,072

		3,958,072

Total Common Stock (Cost $507,478,549)		617,466,659

MONEY MARKET FUND–9.33%
Dreyfus Treasury & Agency Cash Management Fund	63,845,142	63,845,142

Total Money Market Fund (Cost $63,845,142)		63,845,142

LVIP BlackRock Equity Dividend RPM Fund–7

LVIP BlackRock Equity Dividend RPM Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.61% (Cost $571,323,691)	$681,311,801
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.39%	2,641,334

NET ASSETS APPLICABLE TO 39,206,934 SHARES OUTSTANDING–100.00%	$683,953,135

NET ASSET VALUE–LVIP BLACKROCK EQUITY DIVIDEND RPM FUND STANDARD CLASS ($351,808,802 / 20,155,361 Shares)	$17.455
NET ASSET VALUE–LVIP BLACKROCK EQUITY DIVIDEND RPM FUND SERVICE CLASS ($332,144,333 / 19,051,573 Shares)	$17.434

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization-no par)	$629,335,356
Undistributed net investment income	370,381
Accumulated net realized loss on investments	(57,454,317)
Net unrealized appreciation of investments and derivatives	111,701,715

Total net assets	$683,953,135

«

Of this amount, $4,112,300 cash pledged as collateral for futures contracts, $3,469,583 represents payable for securities purchased and $392,888 represents payable for fund shares redeemed as of December 31, 2013.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
UBS	CAD	91,000	USD	(85,583)	1/3/14	$86

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1,003 E-mini S&P 500 Index	$90,617,452	$92,331,165	3/22/14	$1,713,713

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

CAD–Canadian Dollar

UBS–Union Bank of Switzerland

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–8

LVIP BlackRock Equity Dividend RPM Fund

Statement of Operations

Year Ended December 31, 2013

LVIP BlackRock Equity Dividend RPM Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$13,817,264
Interest	4,606
Foreign tax withheld	(180,743)

13,641,127

EXPENSES:
Management fees	3,906,495
Distribution fees-Service Class	464,920
Accounting and administration expenses	301,299
Reports and statements to shareholders	113,624
Professional fees	36,459
Custodian fees	27,027
Trustees’ fees and expenses	11,655
Consulting fees	5,090
Pricing fees	1,912
Other	5,999

4,874,480
Less management fees waived	(398,913)

Total operating expenses	4,475,567

NET INVESTMENT INCOME	9,165,560

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(255,133)
Foreign currencies	23,370
Foreign currency exchange contracts	(3,728)
Futures contracts	(19,549,979)

Net realized loss	(19,785,470)

Net change in unrealized appreciation (depreciation) of:
Investments	96,681,734
Foreign currencies	933
Foreign currency exchange contracts	(545)
Futures contracts	1,737,541

Net change in unrealized appreciation (depreciation)	98,419,663

NET REALIZED AND UNREALIZED GAIN	78,634,193

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,799,753

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,165,560	$5,697,040
Net realized gain (loss)	(19,785,470)	96,065,841
Net change in unrealized appreciation (depreciation)	98,419,663	(43,538,034)

Net increase in net assets resulting from operations	87,799,753	58,224,847

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,942,135)	(2,117,000)
Service Class	(3,872,055)	(262,186)

	(8,814,190)	(2,379,186)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	19,806,376	3,779,290
Service Class	249,729,422	43,565,830
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,942,135	2,117,000
Service Class	3,872,055	262,186

	278,349,988	49,724,306

Cost of shares redeemed:
Standard Class	(46,905,099)	(46,961,900)
Service Class	(24,771,706)	(13,683,218)

	(71,676,805)	(60,645,118)

Increase (decrease) in net assets derived from capital share transactions	206,673,183	(10,920,812)

NET INCREASE IN NET ASSETS	285,658,746	44,924,849
NET ASSETS:
Beginning of year	398,294,389	353,369,540

End of year	$683,953,135	$398,294,389

Undistributed net investment income	$370,381	$3,244,900

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–9

LVIP BlackRock Equity Dividend RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Equity Dividend RPM Fund Standard Class Year Ended
	12/31/13	12/31/12[1]	12/31/11	12/31/10	12/31/09[2]

Net asset value, beginning of period	$14.977	$12.887	$13.363	$11.440	$9.378

Income (loss) from investment operations:
Net investment income[3]	0.299	0.221	0.184	0.155	0.145
Net realized and unrealized gain (loss)	2.428	1.966	(0.527)	1.893	2.037

Total from investment operations	2.727	2.187	(0.343)	2.048	2.182

Less dividends and distributions from:
Net investment income	(0.249)	(0.097)	(0.133)	(0.125)	(0.120)

Total dividends and distributions	(0.249)	(0.097)	(0.133)	(0.125)	(0.120)

Net asset value, end of period	$17.455	$14.977	$12.887	$13.363	$11.440

Total return[4]	18.21%	16.99%	(2.57% )	17.93%	23.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$351,809	$322,496	$314,272	$396,596	$350,348
Ratio of expenses to average net assets	0.76%	0.78%	0.78%	0.79%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.84%	0.83%	0.83%	0.84%	0.84%
Ratio of net investment income to average net assets	1.84%	1.54%	1.35%	1.28%	1.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.76%	1.49%	1.30%	1.23%	1.47%
Portfolio turnover	14%	103%	26%	19%	222%

[1]	Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio.

[2]

Commencing October 1, 2009, Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, replaced Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–10

LVIP BlackRock Equity Dividend RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Equity Dividend RPM Fund Service Class Year Ended
	12/31/13	12/31/12[1]	12/31/11	12/31/10	12/31/09[2]

Net asset value, beginning of period	$14.961	$12.874	$13.348	$11.429	$9.372

Income (loss) from investment operations:
Net investment income[3]	0.261	0.186	0.150	0.125	0.121
Net realized and unrealized gain (loss)	2.419	1.962	(0.525)	1.889	2.032

Total from investment operations	2.680	2.148	(0.375)	2.014	2.153

Less dividends and distributions from:
Net investment income	(0.207)	(0.061)	(0.099)	(0.095)	(0.096)

Total dividends and distributions	(0.207)	(0.061)	(0.099)	(0.095)	(0.096)

Net asset value, end of period	$17.434	$14.961	$12.874	$13.348	$11.429

Total return[4]	17.92%	16.69%	(2.81% )	17.64%	23.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$332,144	$75,798	$39,098	$35,019	$33,203
Ratio of expenses to average net assets	1.01%	1.03%	1.03%	1.04%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.09%	1.08%	1.08%	1.09%	1.09%
Ratio of net investment income to average net assets	1.59%	1.29%	1.10%	1.03%	1.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.51%	1.24%	1.05%	0.98%	1.22%
Portfolio turnover	14%	103%	26%	19%	222%

[1]	Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio.

[2]

Commencing October 1, 2009, Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, replaced Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–11

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP BlackRock Equity Dividend RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for the open tax years (December 31, 2010-December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP BlackRock Equity Dividend RPM Fund–12

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2013.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund, and 0.70% of the average daily net assets of the Fund in excess of $500 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% on the first $250 million of the average daily net assets of the Fund; 0.10% on the next $500 million; and 0.13% of the average daily net assets in excess of $750 million. The agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BlackRock Investment Management LLC (BlackRock) (Sub-Advisor) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $23,562 and $4,227, respectively.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $29,656 for the year ended December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$366,047
Distribution fees payable to LFD	66,260
Trading operation fees payable to Lincoln Life	2,075

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $230,241,000 and sales of $66,731,979 of investment securities other than short-term investments.

LVIP BlackRock Equity Dividend RPM Fund–13

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$572,119,429

Aggregate unrealized appreciation	$115,365,082
Aggregate unrealized depreciation	(6,172,710)

Net unrealized appreciation	$109,192,372

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Common Stock	$617,466,659	$—	$617,466,659
Money Market Fund	63,845,142	—	63,845,142

Total	$681,311,801	$—	$681,311,801

Foreign Currency Exchange Contracts	$—	$86	$86

Futures Contracts	$1,713,713	$—	$1,713,713

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period following the period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$8,814,190	$2,379,186

In addition, the Fund declared an ordinary income consent dividend of $3,245,531 for the year ended December 31, 2012. Such amount has beem deemed paid and contributed to the Fund as addditional paid-in capital.

LVIP BlackRock Equity Dividend RPM Fund–14

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$629,335,356
Undistributed ordinary income	311,486
Capital loss carryforwards	(54,885,885)
Unrealized appreciation	109,192,178

Net assets	$683,953,135

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, futures contracts and tax character of distributions from REITs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(3,225,889)	$(19,642)	$3,245,531

For federal income tax purposes, at December 31, 2013, capital loss carryforwards of $54,885,885 may be carried forward and applied against future capital gains. Capital loss carryforwards, if not utilized in future years, will expire as follows: $36,214,077 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as a short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses that will be carried forward under the Act are as follows:

Tax Character
Short-Term	Long-Term
$9,785,807	$8,886,001

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Shares sold:
Standard Class	1,217,848	259,612
Service Class	15,279,083	2,963,311
Shares issued upon reinvestment of dividends and distributions:
Standard Class	284,522	143,360
Service Class	223,173	17,770

	17,004,626	3,384,053

Shares redeemed:
Standard Class	(2,880,038)	(3,256,119)
Service Class	(1,517,129)	(951,703)

	(4,397,167)	(4,207,822)

Net increase (decrease)	12,607,459	(823,769)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP BlackRock Equity Dividend RPM Fund–15

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$86	Receivables and other assets net of liabilities	$—
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	1,713,713	Receivables and other assets net of liabilities	—

Total		$1,713,799		$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(3,728)	$(545)
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(19,549,979)	1,737,541

Total		$(19,553,707)	$1,736,996

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume

Foreign currency exchange contracts (average cost)	$59,371	$70,740

LVIP BlackRock Equity Dividend RPM Fund–16

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Asset Derivative Volume	Liability Derivative Volume

Futures contracts (average notional value)	31,648,315	42,639,372

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counter party certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of net assets.

At December 31, 2013, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Foreign currency exchange contracts	$ 86	$—	$ 86
Futures contracts—variation margin[1]	320,960	—	320,960

Total	$321,046	$—	$321,046

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[2]
Goldman Sachs Capital	$320,960	$—	$—	$320,960
Union Bank of Switzerland	86	—	—	86

Total	$321,046	$—	$—	$321,046

1Unrealized appreciation/depreciation on futures is disclosed in the statement of net assets, whereas the variation margin is the amount receivable or payable to the counterparty at December 31, 2013.

2Net amount represents the net amount receivable from the counterparty in the event of default.

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP BlackRock Equity Dividend RPM Fund–17

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Equity Dividend RPM Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Equity Dividend RPM Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Equity Dividend RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31,2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Equity Dividend RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP BlackRock Equity Dividend RPM Fund–19

LVIP BlackRock Equity Dividend RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results (Unaudited)

On October 7,2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the reclassification of the investment objective of the Fund as non-fundamental. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby*			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2. The approval of the reclassification of the Fund’s investment objective as non-fundamental:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP BlackRock Equity Dividend RPM Fund	31,187,990.07	95.876%	79.713%	4.522%	11.642%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP BlackRock Equity Dividend RPM Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the

LVIP BlackRock Equity Dividend RPM Fund–20

LVIP BlackRock Equity Dividend RPM Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board also considered that in the third quarter of 2012, LIAC implemented a Risk Portfolio Management (“RPM”) strategy for the Fund by which, with respect to 0-20% of the Fund’s assets, LIAC actively manages the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and the subadviser manages the remaining 80-100% of the Fund’s assets according to the investment mandate. The Board considered that the RPM strategy was designed to reduce the volatility of the Fund’s returns and as risk management is a newer strategy, the Morningstar peer groups generally do not include risk-managed funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30,2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.05% on assets up to $250 million, 0.10% on assets from $250 million to $750 million and 0.13% on assets over $750 million for the Fund through July 1, 2014. The Board noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were above the median management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their

LVIP BlackRock Equity Dividend RPM Fund–21

LVIP BlackRock Equity Dividend RPM Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by Blackrock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Blackrock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s returns and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Value funds and the Russell 1000® Value Index. The Board noted the Fund’s performance was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered that BlackRock assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012, which provided a limited period of time to evaluate investment performance. The Board considered that the Risk Portfolio Management strategy implemented for the Fund in September 2012 was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets. The Board also considered LIAC’s view that the subadviser’s underperformance was attributable to the subadviser’s defensive bias which would be expected to underperform in strong U.S. equity markets which had been the case since BlackRock assumed management of 80-100% of the Fund and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedule, which contains breakpoints, and compared it to the other fees charged by BlackRock to clients with similar objectives and noted that no clients had lower subadvisory fees than the Fund. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Blackrock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Blackrock, an unaffiliated third party, and that LIAC compensates Blackrock from its fees. The Board reviewed materials provided by Blackrock as to any additional benefits it receives and noted that Blackrock stated that the engagement raises its profile in the broker-dealer community.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP BlackRock Equity Dividend RPM Fund–22

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP BlackRock Equity Dividend RPM Fund–23

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP BlackRock Equity Dividend RPM Fund–24

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel–Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel–Montgomery, McCracken, Walker & Rhoades; Director–Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Equity Dividend RPM Fund–25

LVIP BlackRock Global Allocation V.I. RPM Fund

(formerly LVIP RPM BlackRock Global Allocation V.I. Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP BlackRock Global Allocation V.I. RPM Fund

LVIP BlackRock Global Allocation V.I. RPM Fund

2013 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 7.25% (Standard Class shares with distributions reinvested) since inception on May 1,2013, while its composite benchmark, the BlackRock Global Allocation Composite1, returned 7.12%; and its broad-based benchmark index, the S&P 500® Index2, returned 17.43% during the same period.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index gained 32% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe, as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends)3 exceeded 22% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index (net dividends)4 lost 2.6% during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered negative annual results for the first time since 1999 as it lost -2.02% during 2013.

Through the purchase of shares of the Underlying Fund, the Fund invests in a portfolio of equity, debt and money market securities. During May 2013, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund. The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with very strong equity market returns, the overlay generally detracted slightly from results relative to the benchmark in 2013. At points during the 2nd and 3rd quarters of 2013 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. However, in other periods when equity markets were trending strongly upwards, the overlay detracted from relative results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

BlackRock Global Allocation V.I. Fund 2013 Annual Q&A Commentary (“Underlying Fund”)

Did the Underlying Fund outperform or underperform its performance benchmark for the period?

For the 12-month period ended December 31,2013, the Underlying Fund outperformed its benchmark over the same time period.

What factors contributed to Underlying Fund performance?

Within equities, stock selection and an overweight to Japan, stock selection in Hong Kong, and stock selection in Europe contributed to performance. From a sector perspective, stock selection in information technology, industrials, and consumer discretionary and stock selection and an overweight to healthcare contributed to returns. Overall, an underweight to Fixed Income positively impacted performance. Within Fixed Income, an overweight to convertible bonds and US corporates contributed to returns. From a currency perspective, an underweight to Japanese Yen and Australian dollar was additive to performance.

What factors detracted from performance?

Within equities, stock selection and underweight in the United States detracted from performance. From a sector perspective, stock selection and an overweight to materials, led by gold related securities detracted from performance. Within Fixed Income, an overweight to Brazilian sovereign bond exposure weighed on returns. An overweight to cash detracted from performance.

Describe portfolio activity during this reporting period? What changes were made?

During the year, the Underlying Fund’s overall equity allocation increased from 62% to 63% of net assets, which was notably due to an increase in exposure to both Europe (+3.7%) and Japan (+1.2%). This was partially offset by decreased exposure to both the US (-2.0%) and Latin America (-0.6%). From a sector perspective, the Underlying Fund increased exposure to industrials (+3.8%), financials (+2.1%), healthcare (+1.7%), consumer discretionary (+1.5%), information technology (+0.5%) and utilities (+0.3%), and decreased exposure to materials (-2.0%), energy (-1.5%) and telecom services (-1.1%). The Underlying Fund’s overall allocation to fixed income decreased from 24% to 20% of net assets, which was markedly due to decreased exposure to convertible bonds

LVIP BlackRock Global Allocation V.I. RPM Fund–1

LVIP BlackRock Global Allocation V.I. RPM Fund

2013 Annual Report Commentary (continued)

(-0.7%), government bonds (-3.4%) and sovereign bonds across Australia, Brazil and Europe. This was partially offset by increased weightings in USD corporate bonds (+0.7%) and US Treasuries (+0.3%). Reflecting the above changes, the Underlying Fund’s cash equivalent holdings increased from 14% to 17% of net assets.

What was the Underlying Fund’s period-end cash position? If balance is greater than 5%, discuss its impact on performance.

The Underlying Fund’s period-end cash position was 17%. Over the course of the past 12 months, cash has helped mitigate portfolio volatility and served as a source of funds for new investments. Currently, the Underlying Fund is overweight cash equivalents relative to its reference benchmark, which keeps the overall portfolio duration low.

How was the Underlying Fund positioned at period-end?

Compared to its benchmark the Underlying Fund was overweight equities (+3%), significantly underweight fixed income (-20%), and overweight cash equivalents (+17%). Within the equity segment, the Underlying Fund was overweight Japan (+4.2%) and Europe (+1.9%), and underweight the US (-3.5%). On a sector basis, the Underlying Fund was overweight industrials (+2.7%), healthcare (+2.6%), materials (+2.6%), information technology (+0.7%) and financials (+0.5%), and underweight Consumer Staples (-1.8%). As for currency exposure, the Underlying Fund was overweight the US dollar (+4.7%), Brazilian real (+0.7%), Singapore dollar (+0.4%), Australian dollar (+0.3%) and Canadian dollar (+0.3%), and was underweight the Japanese yen (-3.9%), euro (-2.4%), Taiwan dollar (-0.4%) and British pound sterling (-0.3%). The Underlying Fund also had overweight positions in several small Asian currencies.

Growth of $10,000 invested 5/1/13 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP BlackRock Global Allocation V.I. RPM Fund shares on 5/1/13 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,725 for the Standard Class shares and to $10,700 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $10,712 and $11,743, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

Inception (5/1/13)	+ 7.25%

Service Class Shares

Inception (5/1/13)	+ 7.00%

1.

The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corportation (LIAC), the Fund’s adviser. The BlackRock Global Allocation Composite is constructed as follows: 24% Bank of America US Treasury Current 5 Yr; 16% Citigroup World Government Bond Index non-U.S.; 24% FTSE World Ex US; 36% S&P 500 Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP BlackRock Global Allocation V.I. RPM Fund–2

LVIP BlackRock Global Allocation V.I. RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,089.00	0.10%	$0.53
Service Class Shares	1,000.00	1,087.10	0.45%	2.37
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other mutual funds (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds.

LVIP BlackRock Global Allocation V.I. RPM Fund–3

LVIP BlackRock Global Allocation V.I. RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	102.35%
International Equity Fund	95.17%
Money Market Fund	7.18%
Total Value of Securities	102.35%
Liabilities Net of Receivables and Other Assets	(2.35%	)
Total Net Assets	100.00%

LVIP BlackRock Global Allocation V.I. RPM Fund–4

LVIP BlackRock Global Allocation V.I. RPM Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–102.35%
International Equity Fund–95.17%
*BlackRock Global Allocation V.I. Fund	17,952,068	$316,135,920

		316,135,920

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Money Market Fund–7.18%
Dreyfus Treasury & Agency Cash Management Fund	23,868,752	$23,868,752

		23,868,752

Total Unaffiliated Investment Companies (Cost $338,183,373)		340,004,672

TOTAL VALUE OF SECURITIES–102.35% (Cost $338,183,373)	340,004,672
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.35%)	(7,818,840)

NET ASSETS APPLICABLE TO 31,091,600 SHARES OUTSTANDING–100.00%	$332,185,832

NET ASSET VALUE–LVIP BlACKROCK GLOBAL ALLOCATION V.I. RPM FUND STANDARD CLASS ($2,961,029 / 276,508 Shares)	$10.709
NET ASSET VALUE–LVIP BlACKROCK GLOBAL ALLOCATION V.I. RPM FUND SERVICE CLASS ($329,224,803 / 30,815,092 Shares)	$10.684

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$324,409,441
Accumulated net realized gain on investments	5,601,749
Net unrealized appreciation of investments and derivatives	2,174,642

Total net assets	$332,185,832

*	Class I shares.

«

Includes $249,200 cash and $185,913 foreign currencies pledged as collateral for futures contracts, $9,327,796 cash overdraft, $1,834,262 represents payable for investment companies purchased and $2,692 represents payable for fund shares redeemed as of December 31, 2013.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
7	British Pound Currency	$714,747	$724,412	3/18/14	$9,665
17	E-mini MSCI Emerging Markets	836,068	864,280	3/22/14	28,212
9	E-mini Russell 2000 Index	988,789	1,045,260	3/24/14	56,471
29	E-mini S&P 500 Index	2,564,702	2,669,595	3/22/14	104,893
8	Euro Currency	1,374,254	1,378,800	3/18/14	4,546
35	Euro STOXX50 Index	1,405,503	1,496,486	3/22/14	90,983
7	FTSE 100 Index	741,589	776,421	3/24/14	34,832
6	Japan Yen Currency	726,716	712,725	3/18/14	(13,991)
6	Nikkei 225 Index	890,809	927,985	3/14/14	37,176

		$10,243,177			$352,787

The use futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. RPM Fund–5

LVIP BlackRock Global Allocation V.I. RPM Fund

Statement of Operations

May 1, 2013* to December 31, 2013

LVIP BlackRock Global Allocation V.I. RPM Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$3,411,078

EXPENSES:
Management fees	719,779
Distribution fees-Service Class	329,768
Accounting and administration expenses	48,505
Professional fees	33,901
Reports and statements to shareholders	3,744
Custodian fees	1,985
Trustees’ fees and expenses	750
Consulting fees	720
Pricing fees	13
Other	24

1,139,189
Less management fees waived	(671,793)
Less expenses reimbursed	(41,636)

Total operating expenses	425,760

NET INVESTMENT INCOME	2,985,318

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment companies	9,755,335
Sale of investments in unaffiliated investment companies	37,641
Foreign currencies	(9,778)
Futures contracts	47,368

Net realized gain	9,830,566

Net unrealized appreciation of:
Investments in unaffiliated investment companies	1,821,299
Foreign currencies	556
Futures contracts	352,787

Net unrealized appreciation	2,174,642

NET REALIZED AND UNREALIZED GAIN	12,005,208

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,990,526

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

5/1/13* to 12/31/13
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,985,318
Net realized gain	9,830,566
Net unrealized appreciation	2,174,642

Net increase in net assets resulting from operations	14,990,526

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain:
Standard Class	(4,468)
Service Class	(489,615)

(494,083)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,774,209
Service Class	349,533,538
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,468
Service Class	489,615

352,801,830

Cost of shares redeemed:
Standard Class	(729)
Service Class	(35,111,712)

(35,112,441)

Increase in net assets derived from capital share transactions	317,689,389

NET INCREASE IN NET ASSETS	332,185,832
NET ASSETS:
Beginning of period	—

End of period	$332,185,832

Undistributed net investment income	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. RPM Fund–6

LVIP BlackRock Global Allocation V.I. RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP RPM BlackRock Global Allocation V.I. Fund
	Standard Class 5/1/13[1] to 12/31/13	Service Class 5/1/13[1] to 12/31/13

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.235	0.213
Net realized and unrealized gain	0.490	0.487

Total from investment operations	0.725	0.700

Less dividends and distributions from:
Net realized gain	(0.016)	(0.016)

Total dividends and distributions	(0.016)	(0.016)

Net asset value, end of period	$10.709	$10.684

Total return[3]	7.25%	7.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,961	$329,225
Ratio of expenses to average net assets[4]	0.10%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.84%	1.19%
Ratio of net investment income to average net assets	3.42%	3.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.68%	2.33%
Portfolio turnover.	13%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. RPM Fund–7

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP BlackRock Global Allocation V.I. RPM Fund (formerly LVIP RPM BlackRock Global Allocation V.I. Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in another open-end investment company (mutual fund), the BlackRock Global Allocation V.I. Fund (Underlying Fund). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The Underlying Fund, which is advised by an unaffiliated advisor, invests primarily in a portfolio of equity, debt and money market securities. Generally, the Underlying Fund’s portfolio will include both equity and debt securities. In addition to mutual fund investments, the Fund employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end Funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax year December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the period May 1, 2013* through December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP BlackRock Global Allocation V.I. RPM Fund–8

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2013* through December 31, 2013.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.70% of average daily net assets of the Fund. This agreement will continue at least through July 1,2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of average daily net assets for the Standard Class (and 0.45% for the Service Class). The agreement will continue at least through July 1, 2014 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the period May 1, 2013* to December 31, 2013, fees for these administrative and legal services amounted to $3,183 and $651, respectively.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $4,971 for the period May 1, 2013* through December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013 the Fund had receivable from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$2,057
Management fees payable to LIAC	12,846
Distribution fees payable to LFD	89,060
Trading operation fees payable to Lincoln Life	1,147

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

At December 31, 2013, Lincoln Life directly owned 90.55% of the Standard Class shares of the Fund.

* Date of commencement of operations.

3. Investments

For the period May 1, 2013* through December 31, 2013, the Fund made purchases of $334,515,620 and had sales of $20,238,639 of investment securities other than short-term investments.

LVIP BlackRock Global Allocation V.I. RPM Fund–9

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$338,242,232

Aggregate unrealized appreciation	$1,762,440
Aggregate unrealized depreciation	—

Net unrealized appreciation	$1,762,440

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level  1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level  2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level  3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Unaffiliated Investment Companies	$340,004,672

Futures Contracts	$352,787

There were no Level 3 investments at the end of the period.

During the period May 1, 2013* through December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occured.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2013* through December 31, 2013 was as follows:

5/1/13* to 12/31/13
Long-term capital gain	$494,083

In addition, the Fund declared an ordinary income consent dividend of $6,755,598 for the period May 1, 2013* through December 31,2013. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

* Date of commencement of operations.

LVIP BlackRock Global Allocation V.I. RPM Fund–10

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$324,409,441
Undistributed long-term capital gain	5,966,554
Unrealized appreciation	1,809,837

Net assets	$332,185,832

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on futures contracts

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, distributions received from Underlying Funds, non-deductible expenses and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2013* through December 31, 2013, the Fund recorded the following reclassifications:

Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(2,985,318)	$(3,734,734)	$6,720,052

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/1/13* to 12/31/13
Shares sold:
Standard Class	276,158
Service Class	34,176,707
Shares issued upon reinvestment of dividends and distributions:
Standard Class	419
Service Class	46,004

34,499,288

Shares redeemed:
Standard Class	(69)
Service Class	(3,407,619)

(3,407,688)

Net increase	31,091,600

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these

LVIP BlackRock Global Allocation V.I. RPM Fund–11

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	$352,567	Liabilities net of receivables and other assets	$—
Foreign currency contracts (Futures contracts)	Liabilities net of receivables and other assets	14,211	Liabilities net of receivables and other assets	(13,991)

Total		$366,778		$(13,991)

The effect of derivative instruments on the Statement of Operations for the period May 1, 2013* through December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(43,650)	$352,567
Foreign currency contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	91,018	220

Total		$47,368	$352,787

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2013* through December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2013* through December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$3,792,629	$1,333,904

* Date of commencement of operations.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

LVIP BlackRock Global Allocation V.I. RPM Fund–12

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2013, the Fund has the following assets subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Asstes	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Futures Contracts - Variation Margin[1]	$20,280	$—	$20,280

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[2]
Goldman Sachs Capital	$20,280	$—	$—	$20,280

1Unrealized appreciation (depreciation) on futures is disclosed in the statement of net assets, whereas the variation margin is the amount receivable or payable to the counterparty at December 31, 2013.

2Net amount represents the net amount receivable from the counterparty in the event of default.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Global Allocation V.I. RPM Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Global Allocation V.I. RPM Fund

We have audited the accompanying statement of net assets, of the LVIP BlackRock Global Allocation V.I. RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1,2013 (commencement of operations) to December 31,2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31,2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Global Allocation V.I. RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1,2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP BlackRock Global Allocation V.I. RPM Fund–14

LVIP BlackRock Global Allocation V.I. RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
100.00%	0.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy results (unaudited)

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13,2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7,2013 meeting. The following votes were recorded:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

LVIP BlackRock Global Allocation V.I. RPM Fund–15

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP BlackRock Global Allocation V.I. RPM Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP BlackRock Global Allocation V.I. RPM Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation V.I. RPM Fund–18

LVIP BlackRock Inflation Protected Bond Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Inflation Protected Bond Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (8.37%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index1, returned (8.61%).

Throughout most of the year, and particularly in the period leading up to May-June 2013, the Fund was underweight real rates in the 5- to 10-year sectors of the TIPS curve. Particularly in May and June, the Fund benefitted from this positioning, as Fed tapering fears and weak inflation data pressured the TIPS market tremendously. The Fund was biased to increase its short real rates bias, especially as a very weak inflation print and nearly bid-less 5-year TIPS auction materialized in April. This expression resulted in a considerable contribution to the portfolio’s excess return, and the significant re-pricing of real rates afforded the Fund attractive entry points to express a more constructive view on TIPS in June. In the latter half of the year, the Fund added longs in forward US real rates (i.e. 20-year real rate, 10-years forward) as an expression of fundamental value. While our overweight to the long-end of the real curve has detracted on an outright basis, our long 30-year breakeven position (which we held throughout the year) was more neutral from a performance standpoint.

For security selection, the Fund was short off-the-run TIPS versus on-the-run TIPS, favoring the most recently issued TIPS across the curve. It has held this position since the beginning of 2013, as the changing regulatory environment and heightened pressure on dealer inventory caused significant relative underperformance of off-the-run issues. This has also been a contributor, particularly during bouts of market sell-offs when investors were more willing to pay a premium for liquidity.

In non-USD space, the Fund’s allocation to Italian inflation-linked bonds, primarily in the 2-5 year sector, has contributed to performance. As the European crisis has mended and tail risk has been largely removed, there has been significant spread compression between peripheral and core issues. Despite headline political risk that had emerged throughout various points in the year, Italian linkers showed strong performance, especially in the latter half of the year. The Fund was also underweight nominal UK gilts as an expression that safe-haven flows would reverse as the Eurozone mends and result in reduced institutional sponsorship. Stronger data materialized for the UK in Q2, boosting investor sentiment and leading markets to price out a further increase of Bank of England asset purchases.

In currency space, we have been structurally short JPY vs. USD, given the adoption of a 1% inflation target by then Bank of Japan (BOJ) Governor Shirakawa. As the BOJ increased that threshold to 2% under Governor Kuroda and implemented an aggressive stimulus to achieve that goal, we have profited from our conviction that the Bank of Japan’s would succeed in depreciating the Yen. We have been short EUR vs. USD, in part as a hedge to our long Italian exposure. While this position has detracted from performance, our conviction has grown as the Euro drifted towards 1.40 in Q3. In addition, we have been short AUD vs. NOK, as we believed in Q2 that the AUD would weaken as growth in China slowed.

As data stabilized, we reduced the size of our position and realized gains. Lastly, we have held a short CHF vs. EUR constant at ~1% throughout the year, and this position hasn’t moved much. We believe safe haven flows will shift away from the Swiss Franc as the Eurozone continues to stabilize.

Brian Weinstein

Martin Hegarty

BlackRock Financial Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/13

This chart illustrates hypothetically, that $10,000 was invested in the LVIP BlackRock Inflation Protected Bond Fund shares on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,201 for the Standard Class shares and to $11,099 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. TIPS Index did over the same period. The same $10,000 investment would have increased to $11,466. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund

2013 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	- 8.37%

Inception (5/3/10)	+ 3.14%

Service Class Shares

One Year	- 8.60%

Inception (5/3/10)	+ 2.88%

1.	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$986.80	0.48%	$2.40
Service Class Shares	1,000.00	985.60	0.73%	3.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.79	0.48%	$2.45
Service Class Shares	1,000.00	1,021.53	0.73%	3.72

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Mortgage-Backed Securities	17.94%
Commercial Mortgage-Backed Securities	1.10%
Corporate Bonds	0.17%
Non-Agency Collateralized Mortgage Obligations	0.35%
Sovereign Bonds	19.26%
Canada	0.14%
France	6.02%
Germany	9.61%
Italy	3.07%
Japan	0.08%
New Zealand	0.34%
U.S. Treasury Obligations	52.63%
Money Market Fund	3.45%
Short-Term Investment	4.46%
Total Value of Securities	99.36%
Receivables and Other Assets Net of Liabilities	0.64%
Total Net Assets	100.00%

LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets

December 31, 2013

		Principal Amount°	Value (U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES–17.94%
	Fannie Mae S.F. 30 yr
	3.50% 3/1/42	10,442,017	$10,386,855
	3.50% 9/1/42	36,702,361	36,505,359
	3.50% 10/1/42	33,357,554	33,181,619
	3.50% 11/1/42	18,147,396	18,051,643
	3.50% 12/1/42	13,150,672	13,081,392
	Freddie Mac S.F. 30 yr
	3.50% 9/1/42	82,455,494	81,987,381
	3.50% 7/1/43	7,049,545	7,004,177

	Total Agency Mortgage-Backed Securities (Cost $201,422,713)		200,198,426

	COMMERCIAL MORTGAGE-BACKED SECURITIES–1.10%
#	BAMLL Commercial Mortgage
	Securities Trust Series
	2012-PARK A 144A
	2.959% 12/10/30	1,014,000	949,703
	Banc of America Merrill Lynch Commercial Mortgage
	Series 2004-1 A4
	4.76% 11/10/39	216,812	216,686
	•Series 2005-5 A4
	5.115% 10/10/45	789,000	834,903
	•Series 2005-5 AM
	5.176% 10/10/45	601,000	641,258
#	BB-UBS Trust Series
	2012-SHOW A 144A
	3.43% 11/5/36	930,000	852,390
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A6
	5.396% 8/10/38	1,623,169	1,639,429
	Series 2005-GG4 A4
	4.761% 7/10/39	445,899	462,055
	Series 2005-GG4 A4A
	4.751% 7/10/39	2,308,766	2,391,750
	Greenwich Capital Commercial Funding
	Series 2005-GG3 A3
	4.569% 8/10/42	52,114	52,069
	•Series 2005-GG3 A4
	4.799% 8/10/42	564,000	578,652
#	GS Mortgage Securities Trust
	Series 2012-ALOH A 144A
	3.551% 4/10/34	883,000	868,178
#•	Irvine Core Office Trust Series
	2013-IRV A2 144A
	3.173% 5/15/48	798,000	748,041
	LB-UBS Commercial Mortgage Trust
	•Series 2004-C4 A4
	5.494% 6/15/29	167,355	168,469
	•Series 2005-C5 AM
	5.017% 9/15/40	751,000	795,719
	•Series 2005-C7 AM
	5.263% 11/15/40	667,000	714,914

		Principal Amount°	Value (U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
	LB-UBS Commercial Mortgage Trust (continued)
	Morgan Stanley Bank of
	America Merrill Lynch Trust
	Series 2013-C7 A4
	2.918% 2/15/46	357,000	$334,447

	Total Commercial Mortgage-Backed Securities (Cost $12,789,387)		12,248,663

	CORPORATE BONDS–0.17%
	Consumer Finance–0.04%
	Caterpillar Financial Services
	1.125% 12/15/14	488,000	491,939

			491,939

	Diversified Telecommunication Services–0.03%
	AT&T 5.10% 9/15/14	289,000	298,263

			298,263

	Media–0.02%
	DIRECTV Holdings
	4.75% 10/1/14	233,000	239,977

			239,977

	Oil, Gas & Consumable Fuels–0.03%
	ConocoPhillips 4.75% 2/1/14	307,000	308,047

			308,047

	Pharmaceuticals–0.05%
	Sanofi 1.20% 9/30/14	507,000	510,222

			510,222

	Total Corporate Bonds (Cost $1,847,956)		1,848,448

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.35%
	ABN Amro Mortgage
	Series 2003-4 A4
	5.50% 3/25/33	181,352	187,291
	Series 2003-6 1A4
	5.50% 5/25/33	348,388	359,610
	Banc of America Mortgage
	Trust Series 2004-7 7A1
	5.00% 8/25/19	141,475	144,555
♦	Cendant Mortgage Capital
	CDMC Pass Through Series
	2003-6 A3 5.25% 7/25/33	489,742	505,436
	CHL Mortgage Pass Through Trust
	♦Series 2003-35 1A3
	5.00% 9/25/18	158,800	163,215
	♦Series 2004-5 2A4
	5.50% 5/25/34	267,607	276,920
	MASTR Asset Securitization
	Trust Series 2003-10 3A1
	5.50% 11/25/33	339,321	359,577

LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

			Principal	Value
			Amount°	(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	•PHHMC Trust Series 2007-6 A1
	5.65% 12/18/37		353,548	$365,235
	•Sequoia Mortgage Trust Series
	2011-1 A1 4.125% 2/25/41		93,301	93,261
♦	WaMu Mortgage Pass Through
	Certificates Series 2003-S11
	3A5 5.95% 11/25/33		455,406	481,330
	Wells Fargo Mortgage Backed Securities Trust
	Series 2003-17 1A14
	5.25% 1/25/34		297,121	311,508
	Series 2004-1 A10
	5.50% 2/25/34		522,737	547,742
	Series 2007-3 3A1
	5.50% 4/25/22		135,919	139,862

	Total Non-Agency Collarterized Mortgage Obligations (Cost $3,955,796)			3,935,542

Δ	SOVEREIGN BONDS-19.26%
	Canada–0.14%
	Canadian Government Inflation
	Linked Bond
	1.50% 12/1/44	CAD	1,596,015	1,589,809

				1,589,809

	France–6.02%
	France Government Bond
	O.A.T.
	0 25% 11/25/15	EUR	48,895,000	67,208,684

				67,208,684

	Germany–9.61%
	Bundesrepublik Deutschland
	Bundesobligation Inflation
	Linked Bond
	0.75% 4/15/18	EUR	4,590,406	6,573,956
	Bundesschatzanweisungen
	0.23% 12/11/15	EUR	32,700,000	44,791,007
	Deutsche Bundesrepublik
	Inflation Linked Bond
	1.50% 4/15/16	EUR	38,896,528	55,796,647

				107,161,610

	Italy–3.07%
	Italy Buoni Poliennali Del
	Tesoro Inflation Linked
	2.10% 9/15/16	EUR	24,086,710	34,193,260

				34,193,260

			Principal	Value
			Amount°	(U.S. $)

Δ	SOVEREIGN BONDS (continued)
	Japan-0.08%
	Japanese Government CPI
	Linked Bond
	1.10% 12/10/16	JPY	84,984,900	$882,818

				882,818

	New Zealand-0.34%
	New Zealand Government Bond
	3.00% 9/20/30	NZD	4,584,000	3,784,403

				3,784,403

	Total Sovereign Bonds (Cost $211,217,832)			214,820,584

	U.S. TREASURY OBLIGATIONS–52.63%
	U.S. Treasury Inflation Index Bonds
	¥ 0.625% 2/15/43		42,368,419	32,663,424
	0.75% 2/15/42		7,765,521	6,260,128
	1.75% 1/15/28		27,049,507	29,011,651
	2.00% 1/15/26		15,873,195	17,596,929
	2.125% 2/15/40		17,926,857	20,176,122
	2.125% 2/15/41		3,235,000	3,643,979
	2.375% 1/15/25		50,201,645	57,782,896
	2.375% 1/15/27		22,775,345	26,280,608
	2.50% 1/15/29		5,072,427	5,968,821
	3.375% 4/15/32		2,556,371	3,407,162
	3.625% 4/15/28		25,999,511	34,441,240
	3.875% 4/15/29		31,081,636	42,663,253
	U.S. Treasury Inflation Index Notes
	0.125% 4/15/16		5,770,236	5,923,971
	0.125% 4/15/17		23,360,379	24,024,701
	0.125% 4/15/18		60,536,354	61,770,733
	0.125% 1/15/22		12,145,921	11,685,700
	0.125% 7/15/22		17,239,471	16,527,668
	0.125% 1/15/23		35,663,926	33,713,850
	0.375% 7/15/23		33,860,114	32,681,613
	¥ 0.625% 7/15/21		19,876,787	20,195,782
	1.125% 1/15/21		14,450,906	15,202,237
	1.25% 7/15/20		24,627,257	26,372,320
	1.375% 1/15/20		26,388,720	28,361,699
	1.625% 1/15/18		1,800,402	1,957,937
	1.875% 7/15/15		459,144	484,289
	1.875% 7/15/19		5,401,184	6,006,706
	2.00% 1/15/16		9,161,002	9,769,705
	2.125% 1/15/19		4,590,214	5,129,564
	2.375% 1/15/17		339,320	373,650
	2.50% 7/15/16		6,508,501	7,145,879

	Total U.S. Treasury Obligations (Cost $618,888,925)			587,224,217

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

MONEY MARKET FUND–3.45%
Dreyfus Treasury & Agency Cash Management Fund	38,439,530	$38,439,530

Total Money Market Fund (Cost $38,439,530)		38,439,530

		Principal	Value
		Amount°	(U.S. $)

	SHORT-TERM INVESTMENT–4.46%
≠	Discount Notes–4.46%
	BlackRock Sweep
	0.054% 1/2/14	49,780,150	$49,780,150

	Total Short-Term Investment (Cost $49,780,150)		49,780,150

TOTAL VALUE OF SECURITIES–99.36% (Cost $1,138,342,289)	1,108,495,560
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.64%	7,178,420

NET ASSETS APPLICABLE TO 109,691,828 SHARES OUTSTANDING–100.00%	$1,115,673,980

NET ASSET VALUE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($311,319,114/ 30,554,896 Shares)	$10.189
NET ASSET VALUE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($804,354,866 / 79,136,932 Shares)	$10.164

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$1,216,079,748
Undistributed net investment income	2,556,515
Accumulated net realized loss on investments	(72,160,389)
Net unrealized depreciation of investments and derivatives	(30,801,894)

Total net assets	$1,115,673,980

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2013, the aggregate value of Rule 144A securities was $3,418,312, which represents 0.31% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2013. Interest rates reset periodically.

«	Includes $3,826,000 cash and $470,549 foreign currencies pledged as collateral for futures contracts, $505,991 represents payables for fund shares redeemed as of December 31, 2013.

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	CAD	(1,464,000)	USD	1,413,585	1/23/14	$36,050
BCLY	EUR	(2,615,000)	USD	3,572,906	1/15/14	(24,520)
BCLY	EUR	(164,279,000)	USD	223,901,036	1/22/14	(2,094,867)
BNP	AUD	(123,000)	USD	111,174	1/23/14	1,519
BNP	EUR	(4,845,000)	USD	6,550,813	1/22/14	(114,373)
BNP	NZD	(1,636,000)	USD	1,369,280	1/23/14	25,936
CITI	EUR	(1,990,000)	USD	2,689,037	1/23/14	(48,571)
CSFB	AUD	(5,335,000)	NOK	29,958,282	1/15/14	178,708
CSFB	CHF	(12,515,087)	EUR	10,167,734	1/15/14	(42,927)
DB	CHF	2,416,567	EUR	(1,970,000)	1/15/14	(913)
DB	EUR	2,075,000	USD	(2,804,591)	1/23/14	49,951
DB	GBP	(680,000)	USD	1,111,164	1/23/14	(14,810)
DB	NZD	2,014,000	USD	(1,654,390)	1/23/14	(665)
JPMC	AUD	(2,325,000)	USD	2,115,410	1/23/14	42,657
UBS	AUD	(1,475,000)	NOK	8,188,463	1/15/14	33,869
UBS	JPY	(716,143,000)	USD	6,959,189	1/23/14	159,063
UBS	NOK	2,040,000	USD	(330,857)	1/15/14	5,359

						$(1,808,534)

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(705)	90 Day Euro Future	$(174,853,675)	$(174,716,625)	9/15/15	$137,050
705	90 Day Euro Future	171,365,199	170,680,500	9/18/17	(684,699)
(38)	Canada 10 yr Bond	(4,594,350)	(4,534,313)	3/21/14	60,037
(727)	Euro - Schatz	(110,293,884)	(110,314,767)	3/7/14	(20,883)
(11)	U.S. Treasury 2 yr Notes	(2,422,392)	(2,417,938)	4/4/14	4,454
219	U.S. Treasury 5 yr Notes	26,181,388	26,129,438	4/1/14	(51,950)
(1,369)	U.S. Treasury 10 yr Notes	(170,287,232)	(168,451,172)	3/21/14	1,836,060
(633)	U.S. Treasury Long Bonds	(82,099,243)	(81,221,812)	3/21/14	877,431
(193)	U.S. Ultra Bond	(26,673,124)	(26,296,250)	3/21/14	376,874

		$(373,677,313)			$2,534,374

Index Swap Contract

Total Return Swap Contract

Notional Value	Expiration Date	Description	Unrealized Appreciation (Depreciation)
$379,139,508	1/22/14	Agreement with Barclays to receive the notional amount based on the index of a custom basket of securities and to pay the notional amount multiplied by the fixed rate of 0.516%	$(1,594,661)*

LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

The use of foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements”.

*Swap contract was fair valued at December 31, 2013.

Summary of Abbreviations:

AUD–Australian Dollar

BCLY–Barclays Bank

BNP–Banque Paribas

CAD–Canadian Dollar

CHF–Swiss Franc

CITI–Citigroup Global Markets

CSFB–Credit Suisse First Boston

DB–Deutsche Bank

EUR–European Monetary Unit

GBP–British Pound Sterling

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

NOK–Norwegian Krone

NZD–New Zealand Dollar

O.A.T.–Obligations Assimilables du Tresor

S.F.–Single Family

UBS–Union Bank of Switzerland

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund

Statement of Operations

Year Ended December 31, 2013

LVIP BlackRock Inflation Protected Bond Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$8,317,382
Dividends	1,639

8,319,021

EXPENSES:
Management fees	4,390,095
Distribution fees-Service Class	1,663,964
Accounting and administration expenses	383,541
Reports and statements to shareholders	86,155
Professional fees	53,310
Custodian fees	37,505
Trustees’ fees and expenses	21,986
Consulting fees	8,649
Pricing fees	7,508
Other	16,598

Total operating expenses	6,669,311

NET INVESTMENT INCOME	1,649,710

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(78,680,819)
Foreign currencies	2,624,710
Foreign currency exchange contracts	(2,154,012)
Futures contracts	5,675,197
Swap contracts	10,259,710

Net realized loss	(62,275,214)

Net change in unrealized appreciation (depreciation) of:
Investments	(45,874,729)
Foreign currencies	(18,196)
Foreign currency exchange contracts	(1,704,170)
Futures contracts	3,105,315
Swap contracts	(1,433,853)

Net change in unrealized appreciation (depreciation)	(45,925,633)

NET REALIZED AND UNREALIZED LOSS	(108,200,847)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(106,551,137)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,649,710	$3,847,897
Net realized gain (loss)	(62,275,214)	24,187,681
Net change in unrealized appreciation (depreciation)	(45,925,633)	2,485,883

Net increase (decrease) in net assets resulting from operations	(106,551,137)	30,521,461

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,597,869)	—
Service Class	(2,210,463)	—
Net realized gain:
Standard Class	(7,585,305)	(6,083,704)
Service Class	(20,838,909)	(7,809,949)

	(32,232,546)	(13,893,653)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	236,582,559	243,128,555
Service Class	648,403,244	205,379,036
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	9,183,174	6,083,704
Service Class	23,049,372	7,809,949

	917,218,349	462,401,244

Cost of shares redeemed:
Standard Class	(221,011,408)	(76,872,373)
Service Class	(169,169,969)	(72,369,160)

	(390,181,377)	(149,241,533)

Increase in net assets derived from capital share transactions	527,036,972	313,159,711

NET INCREASE IN NET ASSETS	388,253,289	329,787,519
NET ASSETS:
Beginning of year	727,420,691	397,633,172

End of year	$1,115,673,980	$727,420,691

Undistributed net investment income	$2,556,515	$4,144,191

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund
	Standard Class
	12/31/13	Year Ended 12/31/12	12/31/11	5/3/10[1] to 12/31/10

Net asset value, beginning of period	$11.480	$11.023	$10.131	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.035	0.097	0.220	0.080
Net realized and unrealized gain (loss)	(0.997)	0.618	1.010	0.156

Total from investment operations	(0.962)	0.715	1.230	0.236

Less dividends and distributions from:
Net investment income	(0.057)	—	(0.231)	(0.105)
Net realized gain	(0.272)	(0.258)	(0.107)	—

Total dividends and distributions	(0.329)	(0.258)	(0.338)	(0.105)

Net asset value, end of period	$10.189	$11.480	$11.023	$10.131

Total return[3]	(8.37% )	6.51%	12.14%	2.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$311,319	$334,673	$156,626	$148,262
Ratio of expenses to average net assets	0.48%	0.51%	0.52%	0.55%
Ratio of net investment income to average net assets	0.32%	0.85%	2.06%	1.18%
Portfolio turnover	438%	483%	657%	359%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund
	Service Class
	12/31/13	Year Ended 12/31/12	12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$11.450	$11.022	$10.129	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.008	0.068	0.197	0.063
Net realized and unrealized gain (loss)	(0.993)	0.618	1.005	0.155

Total from investment operations	(0.985)	0.686	1.202	0.218

Less dividends and distributions from:
Net investment income	(0.029)	—	(0.202)	(0.089)
Net realized gain	(0.272)	(0.258)	(0.107)	—

Total dividends and distributions	(0.301)	(0.258)	(0.309)	(0.089)

Net asset value, end of period	$10.164	$11.450	$11.022	$10.129

Total return[3]	(8.60% )	6.24%	11.88%	2.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$804,355	$392,748	$241,007	$15,303
Ratio of expenses to average net assets	0.73%	0.76%	0.77%	0.80%
Ratio of net investment income to average net assets	0.07%	0.60%	1.81%	0.93%
Portfolio turnover	438%	483%	657%	359%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swaps (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for the open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the average daily net assets of the Fund and 0.40% of average daily net assets in excess of $500 million.

BlackRock Financial Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $47,070 and $8,436, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$399,307
Distribution fees payable to LFD	171,017

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $1,580,641,854 and sales of $1,378,885,838 of investment securities other than U.S. government securities and short-term investments. For the year ended December 31,2013, the Fund made purchases of $3,025,330,229 and sales of $2,694,502,993 of long-term U.S. government securities.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,160,500,572

Aggregate unrealized appreciation	$4,142,029
Aggregate unrealized depreciation	(56,147,041)

Net unrealized depreciation	$(52,005,012)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable

LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$216,382,631	$—	$216,382,631
Corporate Debt	—	1,848,448	—	1,848,448
Sovereign Bonds	—	214,820,584	—	214,820,584
U.S. Treasury Obligations	—	587,224,217	—	587,224,217
Money Market Funds	38,439,530	—	—	38,439,530
Short-Term Investments	49,780,150	—	—	49,780,150

Total	$88,219,680	$1,020,275,880	$—	$1,108,495,560

Foreign Currency Exchange Contracts	$—	$(1,808,534)	$—	$(1,808,534)

Futures Contracts	$2,534,374	$—	$—	$2,534,374

Index Swap Contract	$—	$—	$(1,594,661)	$(1,594,661)

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$23,685,757	$11,738,940
Long-term capital gains	8,546,789	2,154,713

Total	$32,232,546	$13,893,653

LVIP BlackRock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,216,079,748
Undistributed ordinary income	2,765,995
Capital loss carryforwards	(47,471,216)
Other temporary differences	(2,014,530)
Unrealized depreciation	(53,686,017)

Net assets	$1,115,673,980

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles, tax treatment of swap contracts, and mark-to-market of futures contracts and foreign currency contracts and Treasury Inflation-Protected Securities deflationary adjustments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, swap contracts and paydown gain (loss) of mortgage and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2013, the Fund recorded the following reclassifcations:

Undistributed Net Investments Income	Accumulated Net Realized Loss
$570,946	$(570,946)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

Losses that will be carried forward under the Act are as follows:

Tax Character
Short-term	Long-term
$46,497,565	$973,651

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	21,418,654	21,174,939
Service Class	58,345,865	18,115,875
Shares issued upon reinvestment of dividends and distributions:
Standard Class	902,613	535,490
Service Class	2,269,309	688,708

	82,936,441	40,515,012

Shares redeemed:
Standard Class	(20,918,136)	(6,767,089)
Service Class	(15,779,105)	(6,369,487)

	(36,697,241)	(13,136,576)

Net increase	46,239,200	27,378,436

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The

LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Fund may enter into index swap contracts in the normal course of pursuing its investment objective and strategies. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

LVIP BlackRock Inflation Protected Bond Fund–17

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$533,112	Receivables and other assets net of liabilities	$(2,341,646)
Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	3,291,906	Receivables and other assets net of liabilities	(757,532)
Index contracts (Index swap contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(1,594,661)

Total		$3,825,018		$(4,693,839)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net unrealized appreciation (depreciation) of foreign currency exchange contracts	$(2,154,012)	$(1,704,170)
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net unrealized appreciation (depreciation) of futures contracts	5,675,197	3,105,315
Index contracts (Index swap contracts)	Net realized gain on swap contracts and net unrealized appreciation (depreciation) of swap contracts	10,259,710	(1,433,853)

Total		$13,780,895	$(32,708)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts	$58,636,892	$157,144,375
Futures contracts (average notional value)	133,511,515	172,361,700
Swap contracts (average notional value)*	137,016,483	-

*	Asset represents buying protection and liability represents selling protection.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2013, the Fund has the following assets and liabilities subject to offsetting provisions:

LVIP BlackRock Inflation Protected Bond Fund–18

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Foreign Currency Exchange Contracts	$533,112	$(122,820)	$410,292
Futures Contracts - Variation Margin[1]	606,873	—	606,873

Total	$1,139,985	$(122,820)	$1,017,165

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[2]
Credit Suisse First Boston	$135,781	$—	$—	$135,781
Deutsche Bank	33,563	—	—	33,563
JPMorgan Chase Bank	649,530	—	—	649,530
Union Bank of Switzerland	198,291	—	—	198,291

Total	$1,017,165	$—	$—	$1,017,165

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Foreign Currency Exchange Contracts	$(2,341,646)	$122,820	$(2,218,826)
Index Swaps	(1,594,661)	—	(1,594,661)

Total	$(3,936,307)	$122,820	$(3,813,487)

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[3]
Banque Paribas	$(86,918)	$—	$—	$(86,918)
Barclays Bank	(3,677,998)	3,677,998	—	—
Citigroup Global Markets	(48,571)	—	—	(48,571)

Total	$(3,813,487)	$3,677,998	$—	$(135,489)

1Unrealized appreciation (depreciation) on futures is disclosed in the Statement of Net Assets, whereas the variation margin is the amount receivable or payable to the counterparty at December 31, 2013.

2Net amount represents the net amount receivable from the counterparty in the event of default.

3Net amount represents the net amount payable due to the counterparty in the event of default.

8. Credit and Market Risk

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium,

LVIP BlackRock Inflation Protected Bond Fund–19

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31,2013, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Inflation Protected Bond Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Inflation Protected Bond Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Inflation Protected Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31,2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Inflation Protected Bond Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP BlackRock Inflation Protected Bond Fund–21

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
26.52%	73.48%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the use of a manager of managers structure for the Fund. Shareholders of record on June 13, 2013 were entitled to vote on the proposals. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2. The approval of a manager of managers structure for the Fund:
	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP BlackRock Inflation Protected Bond Fund	119,311,108.330	99.315%	86.176%	4.399%	8.741%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP BlackRock Inflation Protected Bond Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the

LVIP BlackRock Inflation Protected Bond Fund–22

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees were lower than the median of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by Blackrock, the background of the investment professionals servicing the Fund and the reputation, resources

LVIP BlackRock Inflation Protected Bond Fund–23

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

and investment approach of Blackrock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s returns and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Inflation-Protected Bond funds and the Barclays Capital US Treasury US TIPS TR USD Index. The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one and three year periods and considered that BlackRock had a longer duration than peer funds in an effort to capture yield which caused the relative return underperformance as rates moved up. The Board concluded that the services provided by Blackrock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedule which contains breakpoints and noted BlackRock’s statement that as of March 31,2013, none of the funds it subadvised had lower subadvisory fees that the Fund. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Blackrock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding Blackrock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Blackrock, an unaffiliated third party, and that LIAC compensates Blackrock from its fees. The Board reviewed materials provided by Blackrock as to any additional benefits it receives and noted that Blackrock stated that the engagement raises its profile in the broker-dealer community.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP BlackRock Inflation Protected Bond Fund–24

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP BlackRock Inflation Protected Bond Fund–25

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP BlackRock Inflation Protected Bond Fund–26

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel-Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel-Montgomery, McCracken, Walker & Rhoades; Director-Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors

Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (4546265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund–27

LVIP Capital Growth Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP Capital Growth Fund

LVIP Capital Growth Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 36.00% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 1000® Growth Index*, returned 33.48%.

Global equities surged in early 2013 as solid corporate earnings results and favorable global liquidity dynamics lifted enthusiasm for stocks. Further monetary easing by the Bank of Japan and a steadily improving U.S. economy also fueled the rally, which continued at a more modest pace in the second quarter. Solid gains in April and the first part of May paused following comments by Fed Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter as the surprising “no taper” decision by the Federal Open Market Committee eased near-term concerns about rapidly rising interest rates derailing the recovery. Additionally, accommodative rhetoric from the European Central Bank, along with encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to a broad-based global equity rally. The year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January, 2014.

All ten sectors in the Russell 1000® Growth Index posted positive absolute returns during the period. Health care, consumer discretionary, and industrials gained the most, while telecommunications services, consumer staples, and information technology lagged the broader index.

The Fund’s outperformance during the period was primarily driven by strong stock selection in the information technology, consumer staples, and financials sectors. This was partially offset by weaker selection in consumer discretionary and energy. Sector allocation, a result of our bottom-up stock selection process, also modestly aided relative results.

Top contributors to relative returns included Green Mountain Coffee Roasters (consumer staples), Gilead Sciences (health care), and Facebook (information technology). Not owning weak-performing benchmark constituent IBM (information technology) also aided relative results. The largest detractors from relative performance during the period were Cobalt International Energy (energy), Edwards Lifesciences (health care), and eBay (information technology). We eliminated Edwards Lifesciences during the period.

We believe the U.S. economy is poised for continued moderate growth in 2014, which is in line with consensus expectations at this point. Domestic real GDP and ISM manufacturing data both point to a fairly healthy outlook, housing remains constructive, and the employment picture is grudgingly improving. The fiscal drag from last year should abate on a year over year basis and the Fed is likely to remain accommodative with a zero interest rate policy through 2014 and only modest tapering of bond buying throughout the year. Disruption related to the Affordable Care Act (Obama Care), rising interest rates, and only average valuation support, given the strong equity market this past year, are the biggest domestic obstacles.

From a sector perspective, consumer discretionary remains our largest overweight. We are underweight the traditionally defensive consumer staples sector, where we believe valuations are fairly high. We also ended the period underweight the energy and telecommunication services sectors.

Andrew J. Shilling, CFA

Wellington Management Company, LLP

Wellington Management Company, LLP, is a SEC-registered investment adviser and an independent and uaffiliated sub-adviser to Lincoln Financial Advisors Corporation.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Capital Growth Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,376. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $21,245. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

LVIP Capital Growth Fund–1

LVIP Capital Growth Fund

2013 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+ 36.00%

Five Years	+ 18.77%

Ten Years	+ 6.84%

Service Class Shares

One Year	+ 35.66%

Five Years	+ 18.48%

Inception (4/30/07)	+ 6.60%

*	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Commencing May 1, 2004, Wellington Management Company, LLP replaced Janus Capital Management as the Fund’s sub-advisor.

LVIP Capital Growth Fund–2

LVIP Capital Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual
Standard Class Shares	$1,000.00	$1,220.80	0.75%	$4.20
Service Class Shares	1,000.00	1,219.30	1.00%	5.59
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Capital Growth Fund–3

LVIP Capital Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.74%
Aerospace & Defense	2.03%
Automobiles	1.57%
Beverages	3.44%
Biotechnology	6.33%
Capital Markets	1.25%
Chemicals	2.96%
Communications Equipment	1.09%
Computers & Peripherals	1.62%
Consumer Finance	1.19%
Diversified Financial Services	1.08%
Electrical Equipment	2.48%
Food & Staples Retailing	1.44%
Food Products	3.83%
Health Care Equipment & Supplies	2.03%
Hotels, Restaurants & Leisure	7.42%
Household Durables	3.47%
Internet & Catalog Retail	2.18%
Internet Software & Services	7.84%
IT Services	7.20%
Media	7.27%
Multiline Retail	0.94%
Oil, Gas & Consumable Fuels	1.39%
Pharmaceuticals	2.94%
Professional Services	3.69%
Real Estate Investment Trusts	0.79%
Road & Rail	3.27%
Software	7.95%
Specialty Retail	7.01%
Textiles, Apparel & Luxury Goods	3.83%
Trading Companies & Distributors	0.21%
Money Market Fund	0.21%
Total Value of Securities	99.95%
Receivables and Other Assets Net of Liabilities	0.05%
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Google Class A	4.06%
Gilead Sciences	2.99%
Cognizant Technology Solutions Class A	2.06%
Lowe’s	2.05%
Home Depot	2.03%
Facebook Class A	2.00%
MasterCard Class A	1.98%
Green Mountain Coffee Roasters	1.94%
priceline.com	1.87%
Monsanto	1.85%
Total	22.83%

LVIP Capital Growth Fund–4

LVIP Capital Growth Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.74%
Aerospace & Defense–2.03%
Precision Castparts	13,890	$3,740,577
Safran ADR	321,360	5,540,246

		9,280,823

Automobiles–1.57%
Harley-Davidson	103,395	7,159,070

		7,159,070

Beverages–3.44%
Anheuser-Busch InBev ADR	54,390	5,790,359
Diageo ADR	31,640	4,189,769
†Monster Beverage	84,280	5,711,656

		15,691,784

Biotechnology–6.33%
†Biogen Idec	28,925	8,091,769
†Gilead Sciences	181,680	13,653,252
†Regeneron Pharmaceuticals	17,260	4,750,642
†Vertex Pharmaceuticals	32,460	2,411,778

		28,907,441

Capital Markets–1.25%
BlackRock	18,040	5,709,119

		5,709,119

Chemicals–2.96%
Monsanto	72,640	8,466,192
Sherwin-Williams	27,425	5,032,488

		13,498,680

Communications Equipment–1.09%
†Juniper Networks	220,055	4,966,641

		4,966,641

Computers & Peripherals–1.62%
Apple	13,195	7,403,846

		7,403,846

Consumer Finance–1.19%
American Express	60,175	5,459,678

		5,459,678

Diversified Financial Services–1.08%
IntercontinentalExchange Group	21,870	4,919,000

		4,919,000

Electrical Equipment–2.48%
AMETEK	111,795	5,888,243
Eaton	71,590	5,449,431

		11,337,674

Food & Staples Retailing–1.44%
CVS Caremark	92,200	6,598,754

		6,598,754

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products–3.83%
Green Mountain Coffee Roasters	117,295	$8,865,156
Mead Johnson Nutrition	30,865	2,585,252
Mondelez International Class A	171,350	6,048,655

		17,499,063

Health Care Equipment & Supplies–2.03%
Covidien	74,705	5,087,411
†Intuitive Surgical	10,855	4,169,188

		9,256,599

Hotels, Restaurants & Leisure–7.42%
†Chipotle Mexican Grill	6,105	3,252,622
Dunkin’ Brands Group	134,575	6,486,515
†Panera Bread Class A	11,100	1,961,259
Starwood Hotels & Resorts Worldwide	82,885	6,585,213
Wyndham Worldwide	64,825	4,776,954
Wynn Resorts	32,210	6,255,504
Yum Brands	60,715	4,590,661

		33,908,728

Household Durables–3.47%
D.R.Horton	355,290	7,930,073
Lennar Class A	200,115	7,916,549

		15,846,622

Internet & Catalog Retail–2.18%
†Amazon.com	3,600	1,435,644
†priceline.com	7,330	8,520,392

		9,956,036

Internet Software & Services–7.84%
†eBay	51,860	2,846,595
†Facebook Class A	166,985	9,127,400
†Google Class A	16,535	18,530,938
†LinkedIn Class A	24,560	5,325,345

		35,830,278

IT Services–7.20%
†Alliance Data Systems	28,755	7,560,552
†Cognizant Technology Solutions Class A	92,960	9,387,101
MasterCard Class A	10,845	9,060,564
Visa Class A	30,850	6,869,678

		32,877,895

Media–7.27%
Comcast Class A	124,030	6,445,219
Disney (Walt)	104,990	8,021,236
†Sirius XM Holdings	1,273,140	4,443,259
Time Warner	87,460	6,097,711
Twenty-First Century Fox Class A	233,160	8,202,569

		33,209,994

LVIP Capital Growth Fund–5

LVIP Capital Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail–0.94%
†Dollar General	71,340	$4,303,229

		4,303,229

Oil, Gas & Consumable Fuels–1.39%
Anadarko Petroleum	46,530	3,690,760
†Cobalt International Energy	162,870	2,679,212

		6,369,972

Pharmaceuticals–2.94%
Allergan	49,605	5,510,123
Bristol-Myers Squibb	148,725	7,904,734

		13,414,857

Professional Services–3.69%
Equifax	78,962	5,455,485
†IHS Class A	45,989	5,504,883
Nielsen Holdings	128,340	5,889,523

		16,849,891

Real Estate Investment Trusts–0.79%
American Tower	45,320	3,617,442

		3,617,442

Road & Rail–3.27%
†Hertz Global Holdings	195,960	5,608,375
Hunt (J.B.) Transport Services	59,675	4,612,878
Kansas City Southern	38,015	4,707,397

		14,928,650

Software–7.95%
†Citrix Systems	34,937	2,209,765
Intuit	64,910	4,953,931
Microsoft	208,020	7,786,189
Oracle	197,460	7,554,820

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†salesforce.com	121,895	$6,727,385
†ServiceNow	60,855	3,408,489
†Splunk	53,250	3,656,678

		36,297,257

Specialty Retail–7.01%
†AutoZone	16,705	7,983,988
Home Depot	112,355	9,251,311
Lowe’s	189,010	9,365,446
Ross Stores	72,250	5,413,693

		32,014,438

Textiles, Apparel & Luxury Goods–3.83%
†lululemon athletica	94,350	5,569,481
†Michael Kors Holdings	48,255	3,917,823
PVH	33,070	4,498,181
Ralph Lauren	19,820	3,499,617

		17,485,102

Trading Companies & Distributors–0.21%
Grainger (W.W.)	3,820	975,704

		975,704

Total Common Stock (Cost $306,858,133)		455,574,267

MONEY MARKET FUND–0.21%
Dreyfus Treasury & Agency Cash Management Fund	955,230	955,230

Total Money Market Fund (Cost $955,230)		955,230

TOTAL VALUE OF SECURITIES–99.95% (Cost $307,813,363)	456,529,497
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.05%	230,405

NET ASSETS APPLICABLE TO 12,187,031 SHARES OUTSTANDING–100.00%	$456,759,902

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND STANDARD CLASS ($130,398,653 / 3,455,361 Shares)	$37.738
NET ASSET VALUE–LVIP CAPITAL GROWTH FUND SERVICE CLASS ($326,361,249 / 8,731,670 Shares)	$37.377

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$313,057,712
Undistributed net investment income	44,834
Accumulated net realized loss on investments	(5,058,778)
Net unrealized appreciation of investments	148,716,134

Total net assets	$456,759,902

LVIP Capital Growth Fund–6

LVIP Capital Growth Fund

Statement of Net Assets (continued)

†	Non-income producing for the period.

«	Of this amount, $4,341,037 represents payable for securities purchased and $390,217 represents payable for fund shares redeemed as of December 31, 2013.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–7

LVIP Capital Growth Fund

Statement of Operations

Year Ended December 31, 2013

LVIP Capital Growth Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$3,821,810
Foreign tax withheld	(48,957)

3,772,853

EXPENSES:
Management fees	2,859,891
Distribution fees-Service Class	742,460
Accounting and administration expenses	153,991
Reports and statements to shareholders	77,947
Professional fees	29,459
Trustees’ fees and expenses	10,462
Custodian fees	6,813
Consulting fees	4,317
Pricing fees	999
Other	5,546

Total operating expenses	3,891,885

NET INVESTMENT LOSS	(119,032)

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	44,650,622
Net change in unrealized appreciation
(depreciation) of investments	82,321,568

NET REALIZED AND UNREALIZED GAIN	126,972,190

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$126,853,158

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(119,032)	$(75,531)
Net realized gain	44,650,622	12,499,589
Net change in unrealized appreciation (depreciation)	82,321,568	45,969,887

Net increase in net assets resulting from operations	126,853,158	58,393,945

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,380,477	3,631,027
Service Class	15,617,619	80,837,260

	19,998,096	84,468,287

Cost of shares redeemed:
Standard Class	(14,473,869)	(13,980,281)
Service Class	(54,510,094)	(47,514,914)

	(68,983,963)	(61,495,195)

Increase (decrease) in net assets derived from capital share transactions	(48,985,867)	22,973,092

NET INCREASE IN NET ASSETS	77,867,291	81,367,037
NET ASSETS:
Beginning of year	378,892,611	297,525,574

End of year	$456,759,902	$378,892,611

Undistributed net investment income	$44,834	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–8

LVIP Capital Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$27.748	$23.305	$25.613	$21.540	$16.019

Income (loss) from investment operations:
Net investment income[1]	0.049	0.042	0.019	0.057	0.094
Net realized and unrealized gain (loss)	9.941	4.401	(2.327)	4.026	5.490

Total from investment operations	9.990	4.443	(2.308)	4.083	5.584

Less dividends and distributions from:
Net investment income	—	—	—	(0.010)	(0.063)

Total dividends and distributions	—	—	—	(0.010)	(0.063)

Net asset value, end of period	$37.738	$27.748	$23.305	$25.613	$21.540

Total return[2]	36.00%	19.06%	(9.01%)	18.95%	34.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$130,399	$104,645	$96,924	$117,429	$112,475
Ratio of expenses to average net assets	0.76%	0.78%	0.79%	0.80%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.76%	0.78%	0.79%	0.81%	0.83%
Ratio of net investment income to average net assets	0.15%	0.16%	0.08%	0.26%	0.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.15%	0.16%	0.08%	0.25%	0.47%
Portfolio turnover	47%	64%	37%	62%	102%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–9

LVIP Capital Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Service Class
	Year Ended
	12/31/13		12/31/12		12/31/11		12/31/10	12/31/09

Net asset value, beginning of period	$27.551		$23.197		$25.559		$21.539	$16.020

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.032)		(0.025)		(0.044)		0.002	0.047
Net realized and unrealized gain (loss)	9.858		4.379		(2.318)		4.018	5.484

Total from investment operations	9.826		4.354		(2.362)		4.020	5.531

Less dividends and distributions from:
Net investment income	—		—		—		—	(0.012)

Total dividends and distributions	—		—		—		—	(0.012)

Net asset value, end of period	$37.377		$27.551		$23.197		$25.559	$21.539

Total return[2]	35.66%		18.77%		(9.24%	)	18.66%	34.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$326,361		$274,248		$200,602		$146,402	$58,662
Ratio of expenses to average net assets	1.01%		1.03%		1.04%		1.05%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.01%		1.03%		1.04%		1.06%	1.08%
Ratio of net investment income (loss) to average net assets	(0.10%	)	(0.09%	)	(0.17%	)	0.01%	0.27%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.10%	)	(0.09%	)	(0.17%	)	0.00%	0.22%
Portfolio turnover	47%		64%		37%		62%	102%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–10

LVIP Capital Growth Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Capital Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income taxis required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are

LVIP Capital Growth Fund–11

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,032 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% on the first $100 million of the average daily net assets of the Fund; 0.70% on the next $150 million; 0.65% on the next $750 million; and 0.60% on average daily net assets in excess of $1 billion.

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $19,213 and $3,434, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$260,566
Distribution fees payable to LFD	67,564

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $191,101,862 and sales of $238,699,060 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$308,681,692

Aggregate unrealized appreciation	$152,604,033
Aggregate unrealized depreciation	(4,756,228)

Net unrealized appreciation	$147,847,805

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

LVIP Capital Growth Fund–12

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Common Stock	$455,574,267
Money Market Fund	955,230

Total	$456,529,497

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2013 and 2012.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$313,057,712
Capital loss carryforwards	(4,145,615)
Unrealized appreciation of investments	147,847,805

Net assets	$456,759,902

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and income reallocation.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$163,866	$16,790	$(180,656)

For federal income tax purposes, at December 31, 2013, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards, if not utilized in future years, will expire as follows: $4,145,615 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses

LVIP Capital Growth Fund–13

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

During fiscal year 2013, the Fund utilized $42,711,536 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	134,886	136,243
Service Class	485,023	3,080,688

	619,909	3,216,931

Shares redeemed:
Standard Class	(450,762)	(523,971)
Service Class	(1,707,468)	(1,774,287)

	(2,158,230)	(2,298,258)

Net increase (decrease)	(1,538,321)	918,673

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Capital Growth Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Capital Growth Fund

We have audited the accompanying statement of net assets of the LVIP Capital Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Capital Growth Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Capital Growth Fund–15

LVIP Capital Growth Fund

Other Fund Information (unaudited)

Proxy Results (unaudited)

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D.			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Wellington Management Company, LLP (“Wellington” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Capital Growth Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln

LVIP Capital Growth Fund–16

LVIP Capital Growth Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30,2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30,2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees for the Fund were lower than the median of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Growth funds and the Russell 1000 Growth TR USD Index. The Board noted that the Fund’s performance was above the median return of the Morningstar peer group and the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three and five year periods. The Board considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by Wellington were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that the subadvisory fees charged to the Fund were higher than those charged to other registered investment companies sub-advised by Wellington with a similar investment strategy. They considered Wellington’s statement that the fees were reasonable when compared to other comparable accounts and in light of the scope and quality of the services provided. The Board considered that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by Wellington regarding its revenues from the Fund, and noted that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted that Wellington receives reputational fall-out benefits and has the ability to obtain research with soft dollars and participate in client commission arrangements that may be used for the benefit of other clients of Wellington.

LVIP Capital Growth Fund–17

LVIP Capital Growth Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Capital Growth Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Capital Growth Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Capital Growth Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus.

To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4 LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (4546265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Capital Growth Fund–21

LVIP Clarion Global Real Estate Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP Clarion Global Real Estate Fund

LVIP Clarion Global Real Estate Fund

2013 Annual Report Commentary (unaudited)

The Fund returned 3.31% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the FTSE EPRA/NAREIT Developed Index*, returned 4.39%.

CBRE Clarion Securities LLC.

Global property stocks generated a mid-single digit positive total return over the past twelve months, with positive performance generated in each of the major geographic regions. The positive returns were due in large part to continued improving real estate fundamentals, strong earnings growth, rising dividends, and access to attractively priced capital which in turn helped to fuel value creation via transaction and development activities. Real estate values generally rose during the year. Property shares performed better than bonds but lagged general equities for the first time in years, which may be a harbinger of better relative performance looking forward. Performance during the year was very much a “tale of two markets” as returns were robust during a declining interest rate environment during the first part of the year, only to reverse as interest rates moved higher on “tapering” comments by the U.S. Federal Reserve in mid-May combined with subsequent positive economic news. Total return was strongest in Europe, due to the significant outperformance produced by U.K. property companies. Japan was a notable outperformer as well, benefiting from the prospects of improved economic growth.

We expect with an improving economic outlook that the markets will embrace property companies with more exposure to growth. Our Fund positioning is focused on companies, geographies and property sectors which stand to benefit the most from improving economic conditions. In the U.S., we remain overweight the lodging, central business district (CBD) office, industrial and mall sectors and are more cautious on the storage, net lease and healthcare sectors. Positioning emphasizes property types which can more quickly benefit from improving economic conditions and/or property types whose shares outperform in anticipation of this improvement.

European positions have been increased in recent months on the underwriting belief that much of the poor macro-economic news is reflected in the valuation of property stocks and the “tail risks” of a euro-zone collapse have diminished further, particularly as economic and property company releases have demonstrated signs of improvement. While significant long-term risks remain in the euro zone — risks which occasionally flare up and which current portfolio positioning reflects — select property companies are proving that they can steadily grow cash flow per share in this environment. Investments are focused on those with higher growth characteristics, such as London office companies, as well as those with more value via current yield, including many companies in the euro zone, some which may potentially benefit from increased corporate activity.

In the Asia-Pacific region, we maintain an overweight position in the major Tokyo-based real estate companies. While Japanese property companies’ share prices have performed exceptionally well over the past year, they remain attractively valued on an NAV basis with discounts to NAV still in-line to cheaper than the long-term average discount of approximately 20%. We expect solid NAV growth for at least the next two years as cap rate compression continues and rents and occupancy levels climb. We believe that global property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals. Thank you for your continued faith and confidence.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

CBRE Clarion Securities LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Clarion Global Real Estate Fund–1

LVIP Clarion Global Real Estate Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 4/30/07 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Clarion Global Real Estate Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,976 for the Standard Class shares and to $8,827 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Developed Index did over the same period. The same $10,000 investment would have decreased to $9,568. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance, Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+ 3.31%

Five Year	+13.85%

Inception (4/30/07)	– 1.60%

Service Class Shares

One Year	+ 3.04%

Five Year	+13.56%

Inception (4/30/07)	– 1.85%

*

The FTSE EPRA/NAREIT Developed Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Effective after the close of business on September 28,2012, CBRE Clarion Securities Group Inc. replaced Cohen & Steers Capital Management Inc. as the Fund’s sub-advisor.

LVIP Clarion Global Real Estate Fund–2

LVIP Clarion Global Real Estate Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,024.30	0.76%	$3.88
Service Class Shares	1,000.00	1,022.90	1.01%	5.15
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.76%	$3.87
Service Class Shares	1,000.00	1,020.11	1.01%	5.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Clarion Global Real Estate Fund–3

LVIP Clarion Global Real Estate Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Security Type/Country	Percentage of Net Assets
Common Stock	98.28%
Australia	6.05%
Canada	1.86%
China	0.27%
France	6.10%
Germany	0.67%
Hong Kong	7.39%
Japan	17.34%
Netherlands	1.44%
Singapore	2.99%
Sweden	0.75%
Switzerland	0.55%
United Kingdom	6.18%
United States	46.69%
Money Market Fund	2.73%
Total Value of Securities	101.01%
Liabilities Net of Receivables and Other Assets	(1.01%)
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials

Sector	Percentage of Net Assets
Diversified REITs	23.48%
Health Care REITs	4.55%
Hotel REITs	6.05%
Industrial REITs	3.40%
Office REITs	11.44%
Real Estate Management & Development	21.89%
Residential REITs	8.38%
Retail REITs	17.94%
Storage REITs	1.15%
Total	98.28%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Mitsui Fudosan	4.03%
Simon Property Group	3.95%
Mitsubishi Estate	3.81%
Unibail-Rodamco	3.33%
Host Hotels & Resorts	2.72%
Sumitomo Realty & Development	2.63%
ProLogis	2.43%
Equity Residential	2.38%
Vornado Realty Trust	2.26%
Health Care REIT	2.20%

Total	29.74%

LVIP Clarion Global Real Estate Fund–4

LVIP Clarion Global Real Estate Fund

Statement of Net Assets

December 31, 2013

		Number of Shares	Value (U.S. $)

r	COMMON STOCK–98.28%
	Australia–6.05%
	Dexus Property Group	4,157,762	$3,731,027
	Federation Centres	1,321,356	2,760,822
	Goodman Group	1,194,385	5,044,384
†@=	GPT Group In-Specie	4,536,115	0
	Investa Office Fund	656,344	1,834,335
	Mirvac Group	4,136,361	6,204,837
	Stockland	814,300	2,624,789
	Westfield Group	362,804	3,268,631
	Westfield Retail Trust	1,160,740	3,078,181

			28,547,006

	Canada–1.86%
	Boardwalk Real Estate Investment Trust	40,400	2,276,458
	Calloway Real Estate Investment Trust	75,800	1,795,535
	Canadian Real Estate Investment Trust	21,200	865,644
	RioCan REIT	163,900	3,822,250

			8,759,887

☐	China–0.27%
	Country Garden Holdings	2,115,000	1,276,462

			1,276,462

	France–6.10%
	Fonciere Des Regions	16,703	1,441,889
	Gecina	15,500	2,047,681
	ICADE	30,911	2,877,617
	Klepierre	124,120	5,751,777
	Mercialys	44,580	935,263
	SILIC	1	121
	Unibail-Rodamco	61,414	15,735,748

			28,790,096

	Germany–0.67%
†	LEG Immobilien	53,400	3,155,209

			3,155,209

■	Hong Kong–7.39%
	China Overseas Land & Investment	673,500	1,893,415
	Hongkong Land Holdings	796,000	4,696,400
	Link REIT	1,167,000	5,658,620
	New World Development	1,675,800	2,115,713
	Sino Land	1,173,500	1,604,134
	Sun Hung Kai Properties	631,100	8,004,318
	Swire Properties	588,000	1,486,227
	Wharf Holdings	1,229,900	9,405,379

			34,864,206

	Japan–17.34%
	Activia Properties	156	1,227,857
†	GLPJ-REIT	924	901,849
	Hulic	152,680	2,254,141
	Japan Real Estate Investment	1,266	6,779,245

		Number of Shares	Value (U.S. $)

r	COMMON STOCK (continued)
	Japan (continued)
	Japan Retail Fund Investment	3,546	$7,211,519
	Kenedix Realty Investment	525	2,489,794
	Mitsubishi Estate	601,800	17,969,722
	Mitsui Fudosan	528,700	18,999,558
	Nippon Building Fund	380	2,208,023
	Nippon Prologis REIT	284	2,712,594
	Orix JREIT	387	483,911
	Sumitomo Realty& Development	250,300	12,428,854
	Tokyo Tatemono	260,200	2,885,484
	United Urban Investment	2,278	3,272,361

			81,824,912

	Netherlands–1.44%
	Corio	20,740	929,430
	Eurocommercial Properties CVA	58,109	2,466,965
†	Nieuwe Steen Investments	537,210	3,399,583

			6,795,978

	Singapore–2.99%
	Ascendas Real Estate Investment Trust	731,500	1,274,794
	Capita Commercial Trust	3,337,000	3,832,898
	CapitaLand	181,700	436,115
	CapitaMalls Asia	1,325,100	2,057,348
	Global Logistic Properties	2,839,300	6,499,982

			14,101,137

	Sweden–0.75%
	Castellum	156,241	2,431,871
	Hufvudstaden Class A	83,502	1,118,571

			3,550,442

	Switzerland–0.55%
†	PSP Swiss Property	30,669	2,595,572

			2,595,572

	United Kingdom–6.18%
	British Land	440,838	4,592,152
	Derwent London	115,835	4,786,267
	Great Portland Estates	455,527	4,518,846
	Hammerson	564,500	4,693,040
	Land Securities Group	602,314	9,610,837
	Safestore Holdings	368,133	981,561

			29,182,703

	United States–46.69%
	American Homes 4 Rent Class A	52,400	848,880
	AvalonBay Communities	51,265	6,061,061
	BioMed Realty Trust	190,100	3,444,612
	Boston Properties	68,090	6,834,193
	Brandywine Realty Trust	204,000	2,874,360
	BRE Properties	79,500	4,349,445
	Brixmor Property Group	116,700	2,372,511
	DDR	333,800	5,130,506
	Douglas Emmett	158,900	3,700,781

LVIP Clarion Global Real Estate Fund–5

LVIP Clarion Global Real EstateFund

Statement of Net Assets (continued)

		Number of Shares	Value (U.S. $)

r	COMMON STOCK (continued)
	United States (continued)
	Duke Realty	345,300	$5,193,312
	Equity Residential	216,100	11,209,107
	Essex Property Trust	23,650	3,394,012
†	Extended Stay America	41,900	1,100,294
	Federal Realty Investment Trust	8,500	861,985
	General Growth Properties	442,900	8,889,003
	HCP	66,300	2,408,016
	Health Care REIT	193,700	10,376,509
	Healthcare Realty Trust	128,600	2,740,466
	Healthcare Trust of America Class A	123,800	1,218,192
	Highwoods Properties	74,600	2,698,282
†	Hilton Worldwide Holdings	216,100	4,808,225
	Host Hotels & Resorts	660,000	12,830,400
	Kilroy Realty	130,200	6,533,436
	Kimco Realty	281,300	5,555,675
	Lexington Realty Trust	264,500	2,700,545
	Liberty Property Trust	172,700	5,849,349
	Macerich	118,619	6,985,473
	Pebblebrook Hotel Trust	76,100	2,340,836
	Post Properties	101,100	4,572,753
	ProLogis	310,200	11,461,890
	Public Storage	36,100	5,433,772
	Ramco-Gershenson Properties Trust	86,300	1,358,362
	Senior Housing Properties Trust	130,000	2,889,900

		Number of Shares	Value (U.S. $)

r	COMMON STOCK (continued)
	United States (continued)
	Simon Property Group	122,490	$18,638,078
	SL Green Realty	99,400	9,182,572
	Starwood Hotels & Resorts Worldwide	40,200	3,193,890
†	Strategic Hotels & Resorts	257,800	2,436,210
	Sunstone Hotel Investors	135,600	1,817,040
	Tanger Factory Outlet Centers	53,400	1,709,868
	Taubman Centers	48,600	3,106,512
	UDR	291,500	6,806,525
	Ventas	32,100	1,838,688
	Vornado Realty Trust	120,000	10,654,800
	Weyerhaeuser	59,800	1,887,886

			220,298,212

	Total Common Stock (Cost $396,926,048)		463,741,822

	MONEY MARKET FUND–2.73%
	Dreyfus Treasury & Agency Cash Management Fund	12,876,254	12,876,254

	Total Money Market Fund (Cost $12,876,254)		12,876,254

	TOTAL VALUE OF SECURITIES–101.01%(Cost $409,802,302)	476,618,076
«	LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.01%)	(4,753,648)

	NET ASSETS APPLICABLE TO 53,899,810 SHARES OUTSTANDING–100.00%	$471,864,428

	NET ASSET VALUE–LVIP CLARION GLOBAL REAL ESTATE FUND STANDARD CLASS ($359,296,669/40,932,705 Shares)	$8.778
	NET ASSET VALUE–LVIP CLARION GLOBAL REAL ESTATE FUND SERVICE CLASS ($112,567,759/12,967,105 Shares)	$8.681

	COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
	Shares of beneficial interest (unlimited authorization–no par)	$500,435,203
	Accumulated net investment loss	(3,317,163)
	Accumulated net realized loss on investments	(92,065,111)
	Net unrealized appreciation of investments and derivatives	66,811,499

	Total net assets	$471,864,428

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Of this amount, $7,072,110 represents payable for securities purchased and $452,688 represents payable for fund shares redeemed as of December 31, 2013.

@Illiquid	security. At December 31, 2013, the aggregate value of illiquid securities was $0, which represents 0.00% of the Fund’s net assets.

See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

LVIP Clarion Global Real Estate Fund–6

LVIP Clarion Global Real EstateFund

Statement of Net Assets (continued)

The following foreign currency exchange contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BBH	AUD	217,335	USD	(194,141)	1/6/14	$(162)
BBH	CAD	235,169	USD	(220,891)	1/3/14	501
BBH	EUR	183,592	USD	(253,427)	1/3/14	(860)
BBH	HKD	7,813,318	USD	(1,007,650)	1/3/14	(49)
BBH	JPY	(5,633,437)	USD	53,766	1/6/14	279
BBH	JPY	(9,441,622)	USD	89,770	1/7/14	125
BBH	SGD	684,500	USD	(542,436)	1/6/14	(215)

						$(381)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

AUD–Australian Dollar

BBH–Brown Brothers Harriman, New York

CAD–Canadian Dollar

CVA–Dutch Certificate

EUR–European Monetary Unit

HKD–Hong Kong Dollar

JPY–Japanese Yen

REIT–Real Estate Investment Trust

SGD–Singapore Dollar

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–7

LVIP Clarion Global Real Estate Fund

Statement of Operations

Year Ended December 31, 2013

LVIP Clarion Global Real Estate Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$11,765,836
Foreign tax withheld	(653,689)

11,112,147

EXPENSES:
Management fees	4,142,313
Distribution fees-Service Class	277,656
Accounting and administration expenses	162,240
Custodian fees	105,431
Reports and statements to shareholders	53,225
Professional fees	35,738
Trustees’ fees and expenses	10,084
Consulting fees	4,493
Pricing fees	3,336
Other	4,579

4,799,095
Less management fees waived	(1,145,305)

Total operating expenses	3,653,790

NET INVESTMENT INCOME	7,458,357

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,221,413)
Foreign currencies	(342,697)
Foreign currency exchange contracts	235,449

Net realized loss	(2,328,661)

Net change in unrealized appreciation (depreciation) of:
Investments	4,489,108
Foreign currencies	(4,435)
Foreign currency exchange contracts	7,764

Net change in unrealized appreciation (depreciation)	4,492,437

NET REALIZED AND UNREALIZED GAIN	2,163,776

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,622,133

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,458,357	$5,134,479
Net realized gain (loss)	(2,328,661)	25,930,903
Net change in unrealized appreciation (depreciation)	4,492,437	30,650,092

Net increase in net assets resulting from operations	9,622,133	61,715,474

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	172,328,740	100,574,739
Service Class	28,301,545	24,615,960

	200,630,285	125,190,699

Cost of shares redeemed:
Standard Class	(73,379,775)	(28,491,301)
Service Class	(25,629,150)	(28,113,739)

	(99,008,925)	(56,605,040)

Increase in net assets derived from capital share transactions	101,621,360	68,585,659

NET INCREASE IN NET ASSETS .	111,243,493	130,301,133
NET ASSETS:
Beginning of year	360,620,935	230,319,802

End of year	$471,864,428	$360,620,935

Undistributed (accumulated) net investment income (loss)	$(3,317,163)	$4,145,157

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–8

LVIP Clarion Global Real Estate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Standard Class
	Year Ended
	12/31/13	12/31/12[1]	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$8.497	$6.815	$7.462	$6.326	$4.591

Income (loss) from investment operations:
Net investment income[2]	0.156	0.148	0.130	0.185	0.131
Net realized and unrealized gain (loss)	0.125	1.534	(0.777)	0.951	1.604

Total from investment operations	0.281	1.682	(0.647)	1.136	1.735

Net asset value, end of period	$8.778	$8.497	$6.815	$7.462	$6.326

Total return[3]	3.31%	24.68%	(8.67%)	17.96%	37.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$359,296	$254,075	$141,780	$149,233	$149,081
Ratio of expenses to average net assets	0.77%	0.84%	0.84%	0.88%	0.88%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.03%	1.07%	1.06%	1.10%	1.14%
Ratio of net investment income to average net assets	1.77%	1.91%	1.77%	2.80%	2.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.51%	1.68%	1.55%	2.58%	2.37%
Portfolio turnover	40%	120%	95%	119%	180%

[1]	Effective after the close of business on September 28, 2012, CBRE Clarion Securities LLC replaced Cohen & Steers Capital Management, Inc. as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–9

LVIP Clarion Global Real Estate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Service Class
	Year Ended
	12/31/13	12/31/12[1]	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$8.425	$6.773	$7.435	$6.319	$4.598

Income (loss) from investment operations:
Net investment income[2]	0.133	0.127	0.111	0.169	0.118
Net realized and unrealized gain (loss)	0.123	1.525	(0.773)	0.947	1.603

Total from investment operations	0.256	1.652	(0.662)	1.116	1.721

Net asset value, end of period	$8.681	$8.425	$6.773	$7.435	$6.319

Total return[3]	3.04%	24.39%	(8.90%)	17.66%	37.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,568	$106,546	$88,540	$80,948	$61,012
Ratio of expenses to average net assets	1.02%	1.09%	1.09%	1.13%	1.13%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.28%	1.32%	1.31%	1.35%	1.39%
Ratio of net investment income to average net assets	1.52%	1.66%	1.52%	2.55%	2.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.26%	1.43%	1.30%	2.33%	2.12%
Portfolio turnover	40%	120%	95%	119%	180%

[1]	Effective after the close of business on September 28, 2012, CBRE Clarion Securities LLC replaced Cohen & Steers Capital Management, Inc. as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–10

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Clarion Global Real Estate Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP Clarion Global Real Estate Fund–11

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $49,785 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.95% of the Fund’s average daily net assets.

LIAC has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.22% of the first $250 million of average daily net assets of the Fund and 0.32% of the Fund’s average daily net assets in excess of $250 million. The fee waiver will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

CBRE Clarion Securities LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor, a fee based on the Fund’s average daily net assets

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $20,116 and $3,537, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$266,579
Distribution fees payable to LFD	23,449

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

LVIP Clarion Global Real Estate Fund–12

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $279,773,916 and sales of $169,310,162 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$439,336,441

Aggregate unrealized appreciation	$85,284,558
Aggregate unrealized depreciation	(48,002,923)

Net unrealized appreciation	$37,281,635

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Common Stock	$463,741,822	$—	$463,741,822
Money Market Fund	12,876,254	—	12,876,254

Total	$476,618,076	$—	$476,618,076

Foreign Currency Exchange Contracts	$—	$(381)	$(381)

The value of Level 3 investments was zero at the end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

LVIP Clarion Global Real Estate Fund–13

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2013 and 2012.

The Fund declared an ordinary income consent dividend of $16,647,761 for the year ended December 31, 2012. Such amounts have been deemed paid and contributed to paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$500,435,203
Undistributed ordinary income	5,685,540
Capital loss carryforwards	(71,533,792)
Unrealized appreciation	37,277,477

Net assets	$471,864,428

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, consent dividends and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$(14,920,677)	$(1,727,084)	$16,647,761

For federal income tax purposes, at December 31, 2013, capital loss carryforwards of $71,533,792 may be carried forward and applied against future capital gains. Capital loss carryforwards, if not utilized in future years, will expire as follows: $23,657,023 expires in 2016 and $43,681,858 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses that will be carried forward under the Act are as follows:

Tax Character
Short-term	Long-term
$4,107,563	$87,348

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Shares sold:
Standard Class	19,532,967	12,826,408
Service Class	3,264,860	3,236,921

	22,797,827	16,063,329

Shares repurchased:
Standard Class	(8,500,652)	(3,731,377)
Service Class	(2,944,350)	(3,662,399)

	(11,445,002)	(7,393,776)

Net increase	11,352,825	8,669,553

LVIP Clarion Global Real Estate Fund–14

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$905	Liabilities net of receivables and other assets	$(1,286)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$235,449	$7,764

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31,2013.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$918,032	$542,287

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

LVIP Clarion Global Real Estate Fund–15

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2013, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Clarion Global Real Estate Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Clarion Global Real Estate Fund

We have audited the accompanying statement of net assets of the LVIP Clarion Global Real Estate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Clarion Global Real Estate Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Clarion Global Real Estate Fund–17

LVIP Clarion Global Real Estate Fund

Other Fund Information (unaudited)

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding	Total	Percent	Percent	Percent
	Shares	Voted	For*	Against*	Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D.			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management Agreement

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for the Clarion Global Real Estate Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC and Lincoln Life provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreement.

In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln

LVIP Clarion Global Real Estate Fund–18

LVIP Clarion Global Real Estate Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30,2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

The Board reviewed the Fund’s return and standard deviation compared to the returns and standard deviation of funds included in a peer group of Morningstar Global Real Estate funds and the FTSE EPRA/NAREIT Developed TR USD Index. The Board noted that the Fund’s performance was below the median return of the Morningstar peer group and the benchmark index for the one and three year periods and above the median return of the Morningstar peer group and below the benchmark index for the five year period. The Board considered that CBRE Clarion Securities LLC assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012, which provided a limited period of time to evaluate investment performance. The Board concluded that the oversight of performance by LIAC was satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.22% on assets up to $250 million and 0.32% on assets over $250 million for the Fund through April 30, 2014. The Board noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

The subadvisory agreement between LIAC and CBRE Clarion Securities LLC (“Clarion”) on behalf of the Fund, was approved at the September 10-11, 2012 Board meeting for an initial two year period. Therefore, Clarion’s subadvisory agreement will not be up for renewal until 2014.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that its continuation is in the best interests of the Fund.

LVIP Clarion Global Real Estate Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Clarion Global Real Estate Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Clarion Global Real Estate Fund–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus.

To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Clarion Global Real Estate Fund–22

LVIP Columbia Small-Mid Cap Growth RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Columbia Small-Mid Cap Growth RPM Fund

LVIP Columbia Small-Mid Cap Growth RPM Fund

2013 Annual Report Commentary (unaudited)

The Fund returned 24.82% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 2500TM Growth Index1, returned 40.65%.

Managed by:

The U.S. financial markets got off to a great start in 2013, with the Dow Jones Industrial Average and the S&P 500 Index setting new highs. Although U.S. economic growth remained sluggish, most data pointed to an improved environment. Volatility returned in the second quarter, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter. Still, robust growth continued to elude the U.S. economy, which merely plodded along. In the fourth quarter, the Fed unsettled investors with a hint that it was ready to taper its purchase of Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs. In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in housing showed staying power.

In the period, the strategy benefited primarily from security selection in the information technology sector, followed by financials, energy and telecommunications services sectors, which was not enough to offset poorer performance in the health care, materials, consumer staples and industrials sectors.

Yelp Inc., in the tech sector, was the top contributor in the portfolio. Yelp hosts an online database of user-generated reviews of almost every type of local business, from restaurants, boutiques and salons to dentists, mechanics and plumbers. Its platform provides local businesses with a range of services which help them to engage with consumers at moment when they are deciding where to spend their money. For several quarters, average ad revenue per advertiser has been picking up, and the company has been introducing new services to create more transaction capability, allowing users to order food delivery, book appointments and book dinner reservations straight from the Yelp site or mobile app.

ARIAD Pharmaceuticals was the top detractor in the portfolio. Shares of the Cambridge, MA biotechnology company tumbled after the company said it stopped enrolling patients in ongoing clinical trials of its leukemia drug because new data showed an increased number suffered blood clots and heart problems. We sold the stock on the news.

Last year was a very good year for small- and mid-cap stocks, having outperformed larger cap companies using the Russell indexes. With the Fed now tapering its QE program going forward, we think volatility could rise which does not bode well for risk assets and small- and mid- caps in particular. If interest rates head higher and put pressure on the housing sector, this too could hurt the small-/mid-caps more so than larger cap companies. Despite these potential headwinds, we still feel we are well positioned to benefit from our bottom-up, fundamental research process which favors high quality companies with sustainable, long-term growth prospects, high or improving margins and return-on-invested-capital, internally financed growth, and strong management teams.

Wayne M. Collette

George J. Myers

Lawrence W. Lin

Brian D. Neigut

James King

Columbia Management Advisers, LLC

Managed by:

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index2 gained 32% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Euro Zone with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index3 (net dividends) exceeded 22% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index4 lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays

LVIP Columbia Small-Mid Cap Growth RPM Fund–1

LVIP Columbia Small-Mid Cap Growth RPM Fund

2013 Annual Report Commentary (continued)

Capital U.S. Aggregate Bond Index5 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The RPM risk management process is designed control the overall level of volatility in the Fund’s net asset value on a daily basis. The Fund invests predominantly in small and mid-cap stocks that at times during the year saw their volatility increase resulting in a corresponding increase in the Fund’s hedging activity to control the Fund’s overall volatility level. At points during the 2nd and 3rd quarters of 2013 when the equity markets were volatile, the RPM strategy successfully reduced the Fund’s overall volatility and mitigated the impact of these brief draw downs. However, in other periods when equity markets were trending strongly upwards, the strategy detracted from relative results.

David A. Weiss, CFA

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,646. For comparison, look at how the Russell 2500TM Growth Index did over the same period. The same $10,000 investment would have increased to $26,204. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+24.82%
Five Years	+18.33%
Ten Years	+ 6.99%

Service Class Shares
One Year	+24.52%
Five Years	+18.03%
Inception (4/30/07)	+ 4.46%
[1]	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[3]

MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

[4]

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

[5]

Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount withstanding.

Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors, LLC replaced Turner Investments L.P. as the Fund’s sub-advisor.

LVIP Columbia Small-Mid Cap Growth RPM Fund–2

LVIP Columbia Small-Mid Cap Growth RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,158.10	0.86%	$4.68
Service Class Shares	1,000.00	1,156.70	1.11%	6.03
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.87	0.86%	$4.38
Service Class Shares	1,000.00	1,019.61	1.11%	5.65

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Columbia Small-Mid Cap Growth RPM Fund–3

LVIP Columbia Small-Mid Cap Growth RPM Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	91.66%
Airlines	2.55%
Biotechnology	3.89%
Building Products	1.51%
Capital Markets	1.11%
Chemicals	0.57%
Commercial Banks	1.29%
Communications Equipment	0.57%
Computers & Peripherals	0.69%
Construction & Engineering	0.74%
Construction Materials	0.72%
Consumer Finance	1.14%
Distributor	0.68%
Diversified Consumer Services	1.18%
Diversified Financial Services	0.53%
Diversified Telecommunication Services	0.88%
Electrical Equipment	0.97%
Electronic Equipment, Instruments & Components	1.56%
Energy Equipment & Services	1.36%
Food Products	1.15%
Health Care Equipment & Supplies	3.85%
Health Care Providers & Services	3.50%
Health Care Technology	2.73%
Hotels, Restaurants & Leisure	5.12%
Internet & Catalog Retail	2.32%
Internet Software & Services	6.53%
IT Services	2.59%
Leisure Equipment & Products	1.39%
Machinery	7.01%
Media	2.31%
Multiline Retail	1.32%
Oil, Gas & Consumable Fuels	3.42%
Paper & Forest Products	0.56%
Personal Products	1.44%
Pharmaceuticals	1.96%
Professional Services	2.52%
Real Estate Investment Trusts	2.75%
Real Estate Management & Development	1.94%
Software	7.07%

Security Type/Sector	Percentage of Net Assets
Specialty Retail	4.77%
Textiles, Apparel & Luxury Goods	2.19%
Trading Companies & Distributors	1.28%
Money Market Fund	10.74%
Total Value of Securities	102.40%
Liabilities Net of Receivables and Other Assets	(2.40%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
CoStar Group	2.06%
Middleby	1.95%
Alliance Data Systems	1.94%
Altisource Residential	1.94%
American Airlines Group	1.93%
Yelp	1.92%
Fifth & Pacific	1.76%
Align Technology	1.75%
ServiceNow	1.67%
Domino’s Pizza	1.58%
Total	18.50%

LVIP Columbia Small-Mid Cap Growth RPM Fund–4

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK–91.66%
Airlines–2.55%
Alaska Air Group	16,970	$1,245,089
†American Airlines Group	151,747	3,831,612

		5,076,701

Biotechnology–3.89%
†Alnylam Pharmaceuticals	14,506	933,171
†Infinity Pharmaceuticals	32,811	453,120
†Insmed	51,078	868,837
†Isis Pharmaceuticals	17,975	716,124
†Keryx Biopharmaceuticals	95,736	1,239,781
†KYTHERA Biopharmaceuticals	15,019	559,458
†Pharmacyclics	14,772	1,562,582
†TearLab	102,418	956,584
†TESARO	15,921	449,609

		7,739,266

Building Products–1.51%
†Select Comfort	141,922	2,993,135

		2,993,135

Capital Markets–1.11%
†Affiliated Managers Group	10,200	2,212,176

		2,212,176

Chemicals–0.57%
RPM International	27,182	1,128,325

		1,128,325

Commercial Banks–1.29%
First Republic Bank	23,050	1,206,668
†Signature Bank	12,636	1,357,359

		2,564,027

Communications Equipment–0.57%
†Ruckus Wireless	80,469	1,142,660

		1,142,660

Computers & Peripherals–0.69%
†Cree	21,972	1,374,788

		1,374,788

Construction & Engineering–0.74%
Chicago Bridge & Iron	17,623	1,465,176

		1,465,176

Construction Materials–0.72%
Eagle Materials	18,593	1,439,656

		1,439,656

Consumer Finance–1.14%
†FleetCor Technologies	11,216	1,314,179
†Portfolio Recovery Associates	17,977	949,905

		2,264,084

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Distributor–0.68%
†LKQ	41,249	$1,357,092

		1,357,092

Diversified Consumer Services–1.18%
†LifeLock	142,734	2,342,265

		2,342,265

Diversified Financial Services–0.53%
†Ocwen Financial	18,831	1,044,179

		1,044,179

Diversified Telecommunication Services–0.88%
Cogent Communications Group	43,539	1,759,411

		1,759,411

Electrical Equipment–0.97%
Acuity Brands	17,667	1,931,356

		1,931,356

Electronic Equipment, Instruments & Components–1.56%
FEI	11,637	1,039,882
FLIR Systems	68,339	2,057,004

		3,096,886

Energy Equipment & Services–1.36%
Frank’s International	38,554	1,040,958
Oceaneering International	21,102	1,664,526

		2,705,484

Food Products–1.15%
†Natural Grocers by Vitamin Cottage	53,668	2,278,207

		2,278,207

Health Care Equipment & Supplies–3.85%
†Align Technology	60,777	3,473,406
†Cerus	149,733	965,778
†Cyberonics	12,197	799,025
†HeartWare International	16,305	1,532,018
†Sirona Dental Systems	12,597	884,309

		7,654,536

Health Care Providers & Services–3.50%
†Air Methods	20,884	1,218,164
†Brookdale Senior Living	106,069	2,882,955
†ExamWorks Group	37,730	1,126,995
MAXIMUS	39,528	1,738,837

		6,966,951

Health Care Technology–2.73%
†athenahealth	12,935	1,739,758
†HMS Holdings	78,874	1,792,806
†Medidata Solutions	31,145	1,886,453

		5,419,017

LVIP Columbia Small-Mid Cap Growth RPM Fund–5

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure–5.12%
†Diamond Resorts International	85,836	$1,584,533
Domino’s Pizza	45,171	3,146,160
Dunkin’ Brands Group	50,851	2,451,018
†Extended Stay America	46,983	1,233,774
Six Flags Entertainment	47,717	1,756,940

		10,172,425

Internet & Catalog Retail–2.32%
†Netflix	5,024	1,849,686
†TripAdvisor	33,254	2,754,429

		4,604,115

Internet Software & Services–6.53%
†Cornerstone OnDemand	50,123	2,673,561
†CoStar Group	22,171	4,092,322
†Pandora Media	60,330	1,604,778
†Yelp	55,352	3,816,520
†Zynga Class A	211,158	802,400

		12,989,581

IT Services–2.59%
†Acxiom	34,974	1,293,339
†Alliance Data Systems	14,693	3,863,230

		5,156,569

Leisure Equipment & Products–1.39%
Arctic Cat	22,348	1,273,389
Polaris Industries	10,203	1,485,965

		2,759,354

Machinery–7.01%
Donaldson	50,581	2,198,250
Hyster-Yale Materials Handling	22,640	2,109,142
IDEX	27,525	2,032,721
Lincoln Electric Holdings	31,022	2,213,109
Manitowoc	45,973	1,072,090
†Middleby	16,149	3,875,276
†Proto Labs	3,835	272,975
†Rexnord	5,823	157,279

		13,930,842

Media–2.31%
†AMC Networks Class A	19,566	1,332,640
†Charter Communications Class A	7,885	1,078,353
MDC Partners Class A	85,346	2,177,176

		4,588,169

Multiline Retail–1.32%
†Conn’s	33,380	2,630,010

		2,630,010

Oil, Gas & Consumable Fuels–3.42%
†Gulfport Energy	15,971	1,008,569
†Oasis Petroleum	30,111	1,414,314

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Sanchez Energy	56,119	$1,375,477
SM Energy	15,687	1,303,747
Western Refining	39,958	1,694,619

		6,796,726

Paper & Forest Products–0.56%
†Louisiana-Pacific	59,878	1,108,342

		1,108,342

Personal Products–1.44%
Elizabeth Arden	48,145	1,706,740
†Herbalife	14,817	1,166,098

		2,872,838

Pharmaceuticals–1.96%
†Jazz Pharmaceuticals	9,125	1,154,860
†Pacira Pharmaceuticals	24,976	1,435,870
†Salix Pharmaceuticals	14,505	1,304,580

		3,895,310

Professional Services–2.52%
†Advisory Board	44,982	2,864,004
†TrueBlue	44,547	1,148,422
†WageWorks	16,754	995,858

		5,008,284

Real Estate Investment Trusts–2.75%
Alexandria Real Estate Equities	30,864	1,963,568
†Altisource Portfolio Solutions	15,087	2,393,251
Sovran Self Storage	16,931	1,103,393

		5,460,212

Real Estate Management & Development–1.94%
Altisource Residential	128,175	3,859,349

		3,859,349

Software–7.07%
†Aspen Technology	14,245	595,441
†Concur Technologies	25,584	2,639,757
†Guidewire Software	54,755	2,686,828
†Infoblox	35,036	1,156,889
†ServiceNow	59,148	3,312,879
†Tyler Technologies	9,854	1,006,389
†Ultimate Software Group	17,374	2,662,044

		14,060,227

Specialty Retail–4.77%
†Cabela’s	17,031	1,135,286
†Five Below	29,745	1,284,984
GameStop Class A	35,742	1,760,651
GNC Holdings	22,463	1,312,962
†Lumber Liquidators Holdings	16,322	1,679,371
Monro Muffler Brake	23,693	1,335,337

LVIP Columbia Small-Mid Cap Growth RPM Fund–6

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
†Ulta Salon Cosmetics & Fragrance	10,177	$982,284

		9,490,875

Textiles, Apparel & Luxury Goods–2.19%
†Fifth & Pacific	109,181	3,501,435
†Fossil Group	7,056	846,297

		4,347,732

Trading Companies & Distributors–1.28%
†Beacon Roofing Supply	35,962	1,448,549
†United Rentals	14,175	1,104,941

		2,553,490

Total Common Stock (Cost $154,064,261)		182,239,828

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–10.74%
Dreyfus Treasury & Agency Cash Management Fund	21,352,020	$21,352,020

Total Money Market Fund (Cost $21,352,020)		21,352,020

TOTAL VALUE OF SECURITIES–102.40% (Cost $175,416,281)	203,591,848
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.40%)	(4,763,928)

NET ASSETS APPLICABLE TO 14,813,209 SHARES OUTSTANDING–100.00%	$198,827,920

NET ASSET VALUE–LVIP COLUMBIA SMALL-MID CAP GROWTH RPM FUND STANDARD CLASS ($20,773,679 / 1,523,501 Shares)	$13.635

NET ASSET VALUE–LVIP COLUMBIA SMALL-MID CAP GROWTH RPM FUND SERVICE CLASS ($178,054,241 / 13,289,708 Shares)	$13.398

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$173,148,808
Undistributed net investment income	17,269
Accumulated net realized loss on investments	(2,574,008)
Net unrealized appreciation of investments and derivatives	28,235,851

Total net assets	$198,827,920

†	Non-income producing for the period.

«	Includes $260,100 cash pledged as collateral for futures contracts, $7,530,679 payable for securities purchased and $4,996 payable for fund shares redeemed as of December 31, 2013.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
50	E-mini Russell 2000 Index	$5,757,699	$5,807,000	3/24/14	$49,301
11	E-mini S&P 500 Index	1,001,622	1,012,605	3/22/14	10,983
		$6,759,321			$60,284

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in Notes to Financial Statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–7

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$508,565
Foreign tax withheld	(2,820)

505,745

EXPENSES:
Management fees	947,199
Distribution fees-Service Class	235,657
Accounting and administration expenses	66,080
Reports and statements to shareholders	25,303
Professional fees	23,840
Custodian fees	7,000
Consulting fees	2,721
Trustees’ fees and expenses	1,978
Pricing fees	1,376
Other	1,063

1,312,217
Less management fees waived	(49,165)

Total operating expenses	1,263,052

NET INVESTMENT LOSS	(757,307)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	6,803,858
Foreign currencies	(2,050)
Futures contracts	(8,247,072)

Net realized loss	(1,445,264)

Net change in unrealized appreciation (depreciation) of:
Investments	26,571,377
Futures contracts	116,818

Net change in unrealized appreciation (depreciation)	26,688,195

NET REALIZED AND UNREALIZED GAIN	25,242,931

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,485,624

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(757,307)	$(171,070)
Net realized gain (loss)	(1,445,264)	8,134,703
Net change in unrealized appreciation (depreciation)	26,688,195	(4,740,059)

Net increase in net assets resulting from operations	24,485,624	3,223,574

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	(323,632)	—
Service Class	(1,955,725)	—

	(2,279,357)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,507,511	6,763,585
Service Class	127,724,051	20,432,419
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	323,632	—
Service Class	1,955,725	—

	135,510,919	27,196,004

Cost of shares redeemed:
Standard Class	(5,436,111)	(8,825,528)
Service Class	(13,047,934)	(15,998,068)

	(18,484,045)	(24,823,596)

Increase in net assets derived from capital share transactions	117,026,874	2,372,408

NET INCREASE IN NET ASSETS	139,233,141	5,595,982
NET ASSETS:
Beginning of year	59,594,779	53,998,797

End of year	$198,827,920	$59,594,779

Undistributed net investment income	$17,269	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–8

LVIP Columbia Small-Mid Cap Growth RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class
	Year End
	12/31/13	12/31/12[1]		12/31/11		12/31/10		12/31/09
Net asset value, beginning of period	$11.109	$10.431		$11.288		$8.871		$5.977

Income (loss) from investment operations:
Net investment loss[2]	(0.057)	(0.014)		(0.036)		(0.018)		(0.017)
Net realized and unrealized gain (loss)	2.800	0.692		(0.821)		2.435		2.911

Total from investment operations	2.743	0.678		(0.857)		2.417		2.894

Less dividends and distributions from:
Net realized gain	(0.217)	—		—		—		—

Total dividends and distributions	(0.217)	—		—		—		—

Net asset value, end of period	$13.635	$11.109		$10.431		$11.288		$8.871

Total return[3]	24.82%	6.50%		(7.59%	)	27.25%		48.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,774	$16,610		$17,721		$19,494		$15,381
Ratio of expenses to average net assets	0.91%	0.95%		0.93%		0.98%		0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	1.02%		1.00%		1.06%		1.08%
Ratio of net investment loss to average net assets	(0.46% )	(0.13%	)	(0.31%	)	(0.19%	)	(0.24%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.50% )	(0.20%	)	(0.38%	)	(0.27%	)	(0.34%	)
Portfolio turnover	140%	231%		113%		103%		102%

[1]	Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–9

LVIP Columbia Small-Mid Cap Growth RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Small-Mid Cap Growth RPM Fund Service Class Year Ended
	12/31/13	12/31/12[1]		12/31/11		12/31/10		12/31/09
Net asset value, beginning of period	$10.946	$10.304		$11.178		$8.806		$5.948

Income (loss) from investment operations:
Net investment loss[2]	(0.088)	(0.041)		(0.064)		(0.042)		(0.034)
Net realized and unrealized gain (loss)	2.757	0.683		(0.810)		2.414		2.892

Total from investment operations	2.669	0.642		(0.874)		2.372		2.858

Less dividends and distributions from:
Net realized gain	(0.217)	—		—		—		—

Total dividends and distributions	(0.217)	—		—		—		—

Net asset value, end of period	$13.398	$10.946		$10.304		$11.178		$8.806

Total return[3]	24.52%	6.23%		(7.83%	)	26.94%		48.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$178,054	$42,985		$36,278		$31,227		$16,410
Ratio of expenses to average net assets	1.16%	1.20%		1.18%		1.23%		1.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.20%	1.27%		1.25%		1.31%		1.33%
Ratio of net investment loss to average net assets	(0.71% )	(0.38%	)	(0.56%	)	(0.44%	)	(0.49%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.75% )	(0.45%	)	(0.63%	)	(0.52%	)	(0.59%	)
Portfolio turnover	140%	231%		113%		103%		102%

[1]	Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–10

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Columbia Small-Mid Cap Growth RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $40,855 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price

LVIP Columbia Small-Mid Cap Growth RPM Fund–11

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $25 million of the average daily net assets of the Fund; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the first $25 million of the Fund’s average daily net assets; and 0.05% of the next $50 million. This agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Columbia Management Advisors, LLC (Sub-Advisor) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $4,766 and $869, respectively.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $6,054 for the year ended December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$123,171
Distribution fees payable to LFD	35,098
Trading operation fees payable to Lincoln Life	589

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $240,044,574 and sales of $145,694,913 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$176,130,308

Aggregate unrealized appreciation	$30,018,780
Aggregate unrealized depreciation	(2,557,240)

Net unrealized appreciation	$27,461,540

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

LVIP Columbia Small-Mid Cap Growth RPM Fund–12

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level	1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level

2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level	3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1

Common Stock	$182,239,828
Money Market Fund	21,352,020

Total	$203,591,848

Futures Contracts	$60,284

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Long-term capital gain	$2,279,357	$—

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$173,148,808
Capital loss carryforward	(1,782,428)
Unrealized appreciation	27,461,540

Net assets	$198,827,920

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax character of distributions from real estate investment trusts, and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, net operating loss write-off, and tax treatment of passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$774,576	$785	$(775,361)

LVIP Columbia Small-Mid Cap Growth RPM Fund–13

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. Long-term losses that will be carried forward under the Act total $1,782,428.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	442,056	593,621
Service Class	10,275,660	1,858,144

Shares issued upon reinvestment of dividends and distributions:
Standard Class	24,920	—
Service Class	153,150	—

	10,895,786	2,451,765

Shares redeemed:
Standard Class	(438,649)	(797,265)
Service Class	(1,066,154)	(1,451,996)

	(1,504,803)	(2,249,261)

Net increase	9,390,983	202,504

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	$60,284	Liabilities net of receivables and other assets	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(8,247,072)	$116,818

LVIP Columbia Small-Mid Cap Growth RPM Fund–14

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year December 31, 2013:

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$672,519	$20,121,187

8. Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Columbia Small-Mid Cap Growth RPM Fund

We have audited the accompanying statement of net assets of the LVIP Columbia Small-Mid Cap Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Columbia Small-Mid Cap Growth RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014
Philadelphia, Pennsylvania

LVIP Columbia Small-Mid Cap Growth RPM Fund–16

LVIP Columbia Small-Mid Cap Growth RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	Total Distributions (Tax Basis)
100.00%	100.00%

(A) is based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Columbia Management Investment Advisers, LLC (“Columbia” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Columbia Small-Mid Cap Growth RPM Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among

LVIP Columbia Small-Mid Cap Growth RPM Fund–17

LVIP Columbia Small-Mid Cap Growth RPM Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board also considered that in the third quarter of 2012, LIAC implemented a Risk Portfolio Management (“RPM”) strategy for the Fund by which, with respect to 0-20% of the Fund’s assets, LIAC actively manages the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and the subadviser manages the remaining 80-100% of the Fund’s assets according to the investment mandate. The Board considered that the RPM strategy was designed to reduce the volatility of the Fund’s returns and as risk management is a newer strategy, the Morningstar peer groups generally do not include risk-managed funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.10% on assets up to $25 million and 0.05% on assets up to $75 million for the Fund through July 1, 2014. The Board noted that the investment management fees, giving effect to the advisory fee waiver, were above but within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund on assets up to $75 million and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

LVIP Columbia Small-Mid Cap Growth RPM Fund–18

LVIP Columbia Small-Mid Cap Growth RPM Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Columbia on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Columbia under the subadvisory agreement. The Board reviewed the services provided by Columbia, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Columbia. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Mid-Cap Growth funds and the Russell 2500 Growth TR USD Index. The Board noted the Fund’s performance was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered that Columbia assumed portfolio management responsibilities and was engaged as the subadviser to the Fund in September 2012, which provided a limited period of time to evaluate investment performance. The Board also considered that a Risk Portfolio Management strategy was implemented for the Fund in September 2012 which was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets. The Board also considered LIAC’s view that the subadviser’s underperformance was attributable to stock selection in health care, consumer staples and consumer discretionary sectors and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by Columbia were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains a breakpoint, and Columbia’s statement that it does not provide advisory services to clients with similar investment objectives and policies so that it did not have a comparable fee schedule. The Board considered that LIAC compensates Columbia from its fees and that the subadvisory fee schedule was negotiated between LIAC and Columbia, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Columbia, an unaffiliated third party, and that LIAC compensates Columbia from its fees. The Board reviewed materials provided by Columbia as to any additional benefits it receives and noted that Columbia may be able to attract additional assets because of its relationship with the Fund. In addition, Columbia may participate in commission recapture programs and considered that Columbia uses soft dollars, which could benefit Columbia and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Columbia Small-Mid Cap Growth RPM Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of Pricewaterhouse Coopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); Alpha One Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Columbia Small-Mid Cap Growth RPM Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Columbia Small-Mid Cap Growth RPM Fund–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Columbia Small-Mid Cap Growth RPM Fund–22

LVIP Delaware Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Delaware Bond Fund

LVIP Delaware Bond Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned -2.31% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Barclays Capital U.S. Aggregate Bond Index*, returned -2.02%.

Similar to 2012, investors were once again focused on the actions of central banks around the world in 2013 as debates raged about the effectiveness and risks of quantitative easing. Improving economic fundamentals, coupled with expectations of the Federal Reserve altering the pace of purchases of treasuries and mortgage-backed securities, resulted in ten year treasury rates moving higher to levels not seen since 2011. Additionally, Japan’s Prime Minister Shinzo Abe moved forward with his “three arrows” policy targeting growth which included pressuring the Bank of Japan to embark on an unprecedented program of monetary easing, a significant government spending budget focused on public works and reforms targeting private investment. The European Central Bank, however, remained on the sidelines during 2013 and actually saw its balance sheet contract during the period.

Over the course of the year, the Federal Reserve’s path to reducing its purchasing program was complicated by the lack of clarity around the strategy. In May of this past year, the Fed intimated that it could begin to reduce the pace of purchases as early as the third quarter of 2013. This lack of clarity saw market participants’ uncertainty increase, as well as waning confidence in the rates ‘low for longer’ thesis originated by Bernanke. September arrived with the expectation the Federal Reserve would announce the commencement of a change in the policy pertaining to quantitative easing. Much to investors’ surprise the Fed elected not to change policy at the meeting. This was likely due to several factors including the potential risks associated with the looming fiscal issues in Washington, D.C. and looking for additional confirmation the economy was gaining economic strength. What arguably concerned the Fed the most was that during the summer months, the market had effectively pulled forward a rate increase in short-term markets to as early as 2014. This highlighted the risk that forward guidance was losing its effectiveness and this concerned the Committee, since many of its own members were questioning the potential risk/reward scenario of leaving policies unchanged. At the December meeting, the Fed enjoyed a more stable political environment in Washington, a market where short-term rates more appropriately mirrored their forward guidance, and economic data that was supportive of announcing the commencement in a reduction of the amount of securities purchased.

Rising rates, due to concerns about slowing the pace of liquidity injections by the Federal Reserve, resulted in certain markets within fixed income experiencing heightened volatility. The move to lower interest rate sensitivity helped performance in 2013 as the United States Treasury futures positions added 74 bps over index levels. This hedging was used to offset maturity concentration in high grade corporate bonds that tend to exist in the 5 – 10 year part of the yield curve. It was also used to hedge the extension risk in mortgage investments as yields rose in 2013. The investment selection in high quality corporate bonds added to returns last year, as investments in these sectors out-performed index investments (-1.51% vs. -2.01%). The issue selection in these sectors added 12bps to index performance. Important detractors to performance in 2013 were investments in emerging market bonds and mortgage bonds.

The 2nd quarter 2013 correction in emerging market investments in reaction to the Federal Reserve taper talk was a significant performance event for the Fund. The emerging market sector had declines of -5.39% in 2013 and took 43bps away from index performance. Exposure to this sector averaged 6%. The small investment to developed market sovereign bonds was also a detractor to performance.

Interest rates rose for many developed countries, and their currencies declined. Australian government bond investments for the Fund were reduced to help dampen this effect. Emerging market positions were also reduced, especially in Indonesian and South African local currency bonds to attempt to minimize the tapering effects in 2013. Mortgage investments for the Fund also under-performed index cohorts, as extension risk in our selections exasperated the rise in yields. A move to reduce interest rate sensitivity with 15 year mortgages also hurt performance as shorter maturity US Treasury Notes fell in price late in the year. The 15 year mortgages are more sensitive to 5 year US Treasury Note moves.

As we look forward, we believe that 2014 will be a year investors will search for confirmation that economic strength is supportive of the recent changes in monetary policies. Importantly, signs are pointing to a recovery in capital expenditures as demonstrated by an increase in capital goods orders and PMI index data that shows new orders and supplier deliveries are still improving. Careful attention should be given to rising rates and the potential impact it may have on risk markets such as equities, however. With that said, attention will likely remain on Japan’s strategy to generate growth and how other exporting economies potentially respond to a declining Yen. Additionally, Europe will be watched carefully to see what the impacts are on growth due to fiscal and regulatory policy decisions.

Roger A. Early, CPA, CFA and CFP®

Thomas H. Chow, CFA

Paul Grillo, CFA

J. David HillMeyer, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Bond Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,752. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $15,599. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on Investment	Ended 12/31/13

Standard Class Shares
One Year	-	2.31%
Five Years	+	7.66%
Ten Years	+	5.30%

Service Class Shares
One Year	-	2.64%
Five Years	+	7.28%
Ten Years	+	4.97%

*

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Bond Fund, the repayment of capital from the LVIP Delaware Bond Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2014 Delaware Management Holdings, Inc.

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,008.10	0.37%	$1.87
Service Class Shares	1,000.00	1,006.40	0.72%	3.64
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.34	0.37%	$1.89
Service Class Shares	1,000.00	1,021.58	0.72%	3.67

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Bond Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Security Type/Sector	of Net Assets
Agency Collateralized Mortgage Obligations	1.87%
Agency Mortgage-Backed Securities	30.69%
Commercial Mortgage-Backed Securities	2.31%
Corporate Bonds	37.02%
Air Freight & Logistics	0.11%
Auto Components	0.07%
Automobiles	0.19%
Beverages	0.50%
Biotechnology	0.33%
Capital Markets	0.90%
Chemicals	0.94%
Commercial Banks	4.18%
Commercial Services & Supplies	0.40%
Computers & Peripherals	0.57%
Construction & Engineering	0.08%
Construction Materials	0.25%
Consumer Finance	0.73%
Containers & Packaging	0.28%
Diversified Consumer Services	0.12%
Diversified Financial Services	2.27%
Diversified Telecommunication Services	2.16%
Electric Utilities	2.66%
Energy Equipment & Services	0.14%
Food & Staples Retailing	0.40%
Food Products	0.35%
Gas Utilities	0.09%
Health Care Equipment & Supplies	0.81%
Health Care Providers & Services	0.12%
Hotels, Restaurants & Leisure	0.48%
Independent Power Producers & Energy Traders	0.33%
Insurance	2.19%
Internet Software & Services	0.44%
IT Services	0.38%
Life Sciences Tools & Services	0.07%
Machinery	0.61%

	Percentage
Security Type/Sector	of Net Assets
Marine	0.05%
Media	1.35%
Metals & Mining	0.89%
Multiline Retail	0.05%
Multi-Utilities	1.32%
Office Electronics	0.07%
Oil, Gas & Consumable Fuels	4.57%
Paper & Forest Products	0.38%
Pharmaceuticals	0.42%
Real Estate Investment Trusts	2.29%
Road & Rail	0.33%
Semiconductors & Semiconductor Equipment	0.47%
Software	0.15%
Specialty Retail	0.44%
Trading Companies & Distributors	0.06%
Water Utilities	0.15%
Wireless Telecommunication Services	0.88%
Municipal Bonds	2.57%
Non-Agency Asset-Backed Securities	4.30%
Non-Agency Collateralized Mortgage Obligations	0.14%
Senior Secured Loans	1.06%
Sovereign Bonds	0.41%
Supranational Bank	0.03%
U.S. Treasury Obligations	15.42%
Preferred Stock	0.29%
Option Purchased	0.00%
Money Market Fund	0.30%
Short-Term Investments	28.45%
Total Value of Securities	124.86%
Liabilities Net of Receivables and Other Assets	(24.86%	)
Total Net Assets	100.00%

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund

Schedule of Investments

December 31, 2013

	Principal	Value
	Amount°	(U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.87%
Fannie Mae REMIC Trust
Series 2004-W11 1A2
6.50% 5/25/44	215,738	$246,640
Fannie Mae REMICs
Series 1996-46 ZA
7.50% 11/25/26	85,895	98,352
Series 2002-83 GH
5.00% 12/25/17	3,394,445	3,599,769
Series 2003-38 MP
5.50% 5/25/23	3,312,608	3,647,304
Series 2005-110 MB
5.50% 9/25/35	927,240	999,887
•*Series 2012-122 SD
5.935% 11/25/42	6,306,759	1,574,823
•*Series 2012-124 SD
5.985% 11/25/42	7,801,751	1,833,814
*Series 2013-31 MI
3.00% 4/25/33	20,261,126	3,224,388
Series 2013-34 GP
3.00% 5/25/42	58,060,702	58,094,261
*Series 2013-44 DI
3.00% 5/25/33	26,419,472	4,215,063
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	79,837	91,075
Series 2326 ZQ 6.50% 6/15/31	366,345	407,411
Series 2512 PG
5.50% 10/15/22	93,152	102,777
Series 2557 WE 5.00% 1/15/18	2,784,202	2,954,089
Series 2622 PE 4.50% 5/15/18	330,358	348,848
Series 2717 MH
4.50% 12/15/18	922,211	979,638
Series 2762 LG 5.00% 9/15/32	3,747	3,785
Series 3123 HT 5.00% 3/15/26	308,470	331,177
Series 3173 PE 6.00% 4/15/35	832,269	841,653
Series 3416 GK 4.00% 7/15/22	366,866	375,888
Series 3455 MB 4.50% 6/15/23	8,013,085	8,613,425
Series 3656 PM 5.00% 4/15/40	6,893,000	7,429,027
•Series 3800 AF
0.667% 2/15/41	755,808	759,308
•*Series 4148 SA
5.933% 12/15/42	9,557,207	2,204,622
*Series 4185 LI 3.00% 3/15/33	6,513,588	1,043,056
*Series 4191 CI 3.00% 4/15/33	2,694,791	431,598

	Principal	Value
	Amount°	(U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac Structured Pass Through Securities
♦Series T-58 2A 6.50% 9/25/43	735,675	$824,104
•♦Series T-60 1A4C
4.803% 3/25/44	456,964	460,354
GNMA
Series 2010-42 PC
5.00% 7/20/39	1,468,000	1,587,871
Series 2010-113 KE
4.50% 9/20/40	7,175,000	7,557,578
NCUA Guaranteed Notes Series
2010-C1 A2 2.90% 10/29/20	2,847,000	2,940,834

Total Agency Collateralized Mortgage Obligations (Cost $117,977,920)		117,822,419

AGENCY MORTGAGE-BACKED SECURITIES–30.69%
Fannie Mae
2.27% 1/1/23	5,608,329	5,209,346
4.50% 5/1/41	2,264,793	2,365,574
6.50% 8/1/17	195,055	215,454
Fannie Mae ARM
•2.325% 8/1/36	451	471
•2.412% 5/1/43	3,726,440	3,644,300
•2.44% 11/1/35	650,328	687,560
•2.546% 6/1/43	1,251,986	1,229,319
•2.556% 4/1/36	542,314	579,141
•3.293% 9/1/43	4,719,859	4,783,662
Fannie Mae Relocation 15 yr
4.00% 9/1/20	334,729	348,069
Fannie Mae Relocation 30 yr
4.00% 3/1/35	622,413	633,406
5.00% 11/1/33	60,380	64,882
5.00% 1/1/34	131,695	141,698
5.00% 11/1/34	56,824	61,121
5.00% 10/1/35	301,308	323,826
5.00% 1/1/36	33,619	36,147
5.00% 2/1/36	435,521	468,041
Fannie Mae S.F. 15 yr
2.50% 7/1/27	704,984	700,128
2.50% 10/1/27	4,328,986	4,299,158
2.50% 2/1/28	8,809,272	8,748,398
2.50% 5/1/28	1,377,439	1,364,822
3.00% 11/1/27	1,236,467	1,264,141
3.00% 7/1/28	15,773,640	16,125,213
3.00% 9/25/42	31,492,106	32,182,073
3.50% 7/1/26	2,994,733	3,134,255
3.50% 12/1/28	1,989,997	2,084,114
4.00% 5/1/24	1,342,982	1,424,611
4.00% 7/1/24	126,000	133,656
4.00% 2/1/25	914,989	970,276
4.00% 7/1/25	192,385	203,883

LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.00% 9/1/25	293,993	$311,788
4.00% 11/1/25	5,065,548	5,399,016
4.00% 1/1/26	502,056	533,625
4.00% 3/1/26	6,016,858	6,412,530
4.00% 1/1/27	286,217	303,549
4.00% 4/1/27	865,968	918,390
4.50% 4/1/18	439,128	467,378
5.00% 2/1/21	1,826	1,944
5.00% 9/1/25	2,290,040	2,471,983
5.50% 6/1/20	517,198	552,823
5.50% 1/1/21	2,138	2,336
6.00% 8/1/21	1,877,407	2,050,412
Fannie Mae S.F. 15 yr TBA
2.50% 2/1/28	186,883,000	184,517,771
3.00% 2/1/28	194,945,000	198,486,000
3.50% 2/1/26	177,116,000	184,747,220
Fannie Mae S.F. 20 yr
3.00% 8/1/33	3,530,140	3,478,134
3.00% 9/1/40	3,282,212	3,233,843
3.50% 11/1/31	985,938	1,003,879
3.50% 4/1/33	794,434	809,011
3.50% 9/1/33	5,114,536	5,209,725
4.00% 12/1/30	828,169	864,958
5.50% 11/1/25	240,388	267,423
6.00% 9/1/29	2,666,726	2,976,603
5.00% 11/1/23	241,674	262,170
5.50% 12/1/29	312,366	344,244
Fannie Mae S.F. 30 yr
3.00% 7/1/42	3,525,096	3,350,407
3.00% 10/1/42	54,476,968	51,773,367
3.00% 12/1/42	12,956,464	12,313,619
3.00% 4/1/43	30,194,247	28,698,457
3.00% 7/1/43	7,961,312	7,567,257
3.50% 7/1/42	456,261	453,707
3.50% 6/1/43	1,105,715	1,100,229
4.00% 11/1/40	1,215,929	1,252,502
4.00% 1/1/41	5,573,556	5,742,045
4.00% 9/1/41	808,098	832,500
4.00% 3/1/42	7,218,439	7,435,741
4.00% 1/1/43	2,911,496	2,998,887
4.00% 6/1/43	672,735	693,391
4.00% 7/1/43	1,260,740	1,300,159
4.50% 7/1/36	950,972	1,007,894
4.50% 4/1/40	1,127,026	1,193,657
4.50% 11/1/40	3,125,727	3,312,809
4.50% 2/1/41	1,410,195	1,494,803
4.50% 3/1/41	6,234,417	6,608,099
4.50% 5/1/41	1,056,614	1,123,253
4.50% 10/1/41	3,416,035	3,619,817
4.50% 11/1/41	3,022,046	3,203,756
4.50% 9/1/43	2,629,466	2,789,082

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.00% 2/1/35	6,378,558	$6,946,755
5.50% 4/1/34	1,216,606	1,340,257
5.50% 1/1/36	273,813	300,769
5.50% 8/1/37	3,554,326	3,909,076
5.50% 9/1/38	409,069	449,685
6.00% 8/1/34	406,370	456,081
6.00% 1/1/36	342,660	383,625
6.00% 6/1/36	256,424	285,193
6.00% 9/7/36	128,982	143,220
6.50% 6/1/36	1,021,970	1,136,007
6.50% 10/1/36	841,498	939,312
6.50% 8/1/37	348,707	388,292
7.00% 12/1/37	139,448	157,329
7.50% 4/1/31	89,507	106,893
7.50% 4/1/32	8,731	9,993
7.50% 9/1/32	522	604
Fannie Mae S.F. 30 yr TBA
3.00% 2/1/43	248,359,000	235,145,531
3.50% 2/1/43	220,572,000	218,452,457
4.00% 2/1/42	281,652,000	289,045,365
4.50% 2/1/43	199,704,000	210,945,158
5.50% 2/1/38	5,664,000	6,221,329
Freddie Mac 4.50% 1/1/41	4,037,096	4,217,196
•Freddie Mac ARM
2.464% 4/1/34	116,925	123,596
Freddie Mac Relocation 30 yr
5.00% 9/1/33	278,428	299,729
Freddie Mac S.F. 15 yr
3.00% 5/1/28	11,235,073	11,471,163
4.00% 4/1/25	552,156	583,042
4.00% 5/1/25	7,134,064	7,538,200
4.00% 4/1/26	215,649	229,490
4.00% 11/1/26	1,093,537	1,154,098
5.00% 6/1/18	365,924	387,438
Freddie Mac S.F. 20 yr
5.00% 9/1/25	2,199,133	2,402,677
Freddie Mac S.F. 30 yr
3.00% 10/1/42	4,027,458	3,820,287
3.00% 11/1/42	3,122,581	2,962,673
3.50% 11/1/41	391,996	389,905
4.00% 11/1/40	2,011,298	2,066,794
4.00% 12/1/40	830,735	853,754
4.00% 2/1/42	1,518,948	1,561,078
4.50% 10/1/39	4,318,619	4,574,054
4.50% 3/1/42	14,124,691	14,971,344
4.50% 10/1/43	1,290,078	1,376,369
6.00% 8/1/38	5,464,209	6,078,769
7.00% 11/1/33	58,023	66,431
Freddie Mac S.F. 30 yr TBA
5.50% 2/1/43	33,708,000	36,794,389
GNMA I S.F. 30 yr
7.00% 12/15/34	1,415,713	1,660,951

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
7.50% 12/15/31	7,442	$8,715
7.50% 7/15/32	23,718	27,069
GNMA II S.F. 15 yr 3.50% 5/20/27	580,596	606,365

Total Agency Mortgage-Backed Securities (Cost $1,953,989,520)		1,931,907,445

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.31%
Banc of America Commercial Mortgage Series 2006-4 A4 5.634% 7/10/46	4,011,000	4,347,984
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4
5.405% 12/11/40	2,990,000	3,172,232
•Series 2006-PWR12 A4
5.712% 9/11/38	2,059,000	2,250,695
Citigroup Commercial Mortgage Trust Series 2012-GC8 A4 3.024% 9/10/45	6,540,000	6,239,101
Commercial Mortgage Pass Through Certificates Trust
•♦Series 2013-CR8 A5
3.612% 6/10/46	3,600,000	3,550,007
•♦Series 2005-C6 A5A
5.116% 6/10/44	3,322,000	3,493,568
♦Series 2013-CR12 A4
4.046% 10/10/46	7,555,000	7,624,952
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.465% 2/15/39	483,189	493,059
#DB-UBS Mortgage Trust Series 2011-LC1A A3 144A 5.002% 11/10/46	9,171,000	10,116,824
#•FREMF Mortgage Trust Series 2010-K7 B 144A 5.435% 4/25/20	1,020,000	1,087,992
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6
5.396% 8/10/38	3,829,750	3,868,113
Series 2005-GG4 A4A
4.751% 7/10/39	9,480,501	9,821,259
•Series 2006-GG6 A4
5.553% 4/10/38	3,547,000	3,819,427
#Series 2010-C1 A2 144A
4.592% 8/10/43	12,410,000	13,423,885
#•Series 2010-C1 C 144A
5.635% 8/10/43	3,460,000	3,755,615

	Principal	Value
	Amount°	(U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37	4,900,000	$5,167,432
#Hilton USA Trust 2013 Series 2013-HLT AFX 144A 2.662% 11/5/30	8,040,000	7,959,487
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-LDP5 A4
5.20% 12/15/44	2,790,000	2,972,569
Series 2006-LDP8 AM
5.44% 5/15/45	5,552,000	6,090,766
Series 2011-C5 A3
4.171% 8/15/46	4,535,000	4,762,362
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4
4.568% 1/15/31	515,170	526,920
•Series 2005-C3 B
4.895% 7/15/40	1,835,000	1,888,909
Morgan Stanley Capital I Series 2005-IQ9 A5 4.70% 7/15/56	4,673,964	4,781,703
Morgan Stanley Capital I Trust
•Series 2005-HQ7 AJ
5.207% 11/14/42	1,970,000	2,067,432
•Series 2007-T27 A4
5.648% 6/11/42	6,347,000	7,131,058
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36	4,716,000	5,146,170
#VNO Mortgage Trust Series 2012-6AVE A 144A 2.996% 11/15/30	8,700,000	8,112,402
WF-RBS Commercial Mortgage Trust
Series 2012-C9 A3
2.87% 11/15/45	3,770,000	3,535,057
Series 2013-C11 A5
3.071% 3/15/45	3,040,000	2,880,525
Series 2013-C14 A5
3.337% 6/15/46	5,775,000	5,548,695

Total Commercial Mortgage-Backed Securities (Cost $141,197,255)		145,636,200

CORPORATE BONDS–37.02%
Air Freight & Logistics–0.11%
United Parcel Service
5.125% 4/1/19	6,265,000	7,134,100

		7,134,100

Auto Components–0.07%
#TRW Automotive 144A
4.45% 12/1/23	4,625,000	4,497,813

		4,497,813

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal		Value
	Amount°		(U.S. $)

CORPORATE BONDS (continued)
Automobiles–0.19%
#Daimler Finance North America 144A 2.25% 7/31/19		6,260,000	$6,143,364
#General Motors 144A 3.50% 10/2/18		5,480,000	5,630,700

			11,774,064

Beverages–0.50%
#Anadolu Efes Biracilik Ve Malt Sanayii 144A 3.375% 11/1/22		3,325,000	2,660,000
Coca-Cola Femsa 2.375% 11/26/18		4,156,000	4,135,685
Fomento Economico Mexicano 4.375% 5/10/43		4,286,000	3,557,654
#Pernod-Ricard 144A 5.75% 4/7/21		19,163,000	21,154,361

			31,507,700

Biotechnology–0.33%
Celgene
3.25% 8/15/22		15,170,000	14,388,912
3.95% 10/15/20		5,845,000	6,062,913

			20,451,825

Capital Markets–0.90%
Invesco Finance 4.00% 1/30/24		2,820,000	2,800,878
Jefferies Group
5.125% 1/20/23		7,770,000	7,873,224
6.45% 6/8/27		2,021,000	2,110,067
6.50% 1/20/43		1,560,000	1,551,885
Lazard Group
4.25% 11/14/20		8,100,000	8,094,354
6.85% 6/15/17		7,870,000	8,880,366
Morgan Stanley 4.10% 5/22/23		18,960,000	18,383,825
State Street 3.10% 5/15/23		7,760,000	7,229,728

			56,924,327

Chemicals–0.94%
CF Industries 6.875% 5/1/18		15,842,000	18,391,263
Dow Chemical 8.55% 5/15/19		18,837,000	24,349,535
FMC 4.10% 2/1/24		6,535,000	6,502,652
Mosaic
5.45% 11/15/33		2,185,000	2,232,945
5.625% 11/15/43		5,885,000	5,991,925
#Phosagro 144A 4.204% 2/13/18		1,763,000	1,751,981

			59,220,301

Commercial Banks–4.18%
#Banco de Costa Rica 144A 5.25% 8/12/18		2,250,000	2,244,375
#Banco do Brasil 144A 3.75% 7/25/18	EUR	4,890,000	6,845,571
#Banco Nacional de Costa Rica 144A 4.875% 11/1/18		1,815,000	1,783,238

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Banco Santander Mexico
#144A 4.125% 11/9/22	6,230,000	$5,887,350
#•144A 5.95% 1/30/24	2,250,000	2,283,750
BanColombia 5.95% 6/3/21	2,270,000	2,372,150
Barclays Bank 7.625% 11/21/22	5,120,000	5,465,600
BB&T 5.25% 11/1/19	19,960,000	22,399,471
#BBVA Banco Continental 144A 3.25% 4/8/18	4,480,000	4,491,200
•Branch Banking & Trust 0.564% 9/13/16	9,948,000	9,881,677
City National 5.25% 9/15/20	5,562,000	5,981,720
#Credit Suisse 144A 6.50% 8/8/23	7,495,000	7,991,544
•Fifth Third Bancorp 5.10% 12/31/49	6,580,000	5,839,750
#HBOS 144A 6.75% 5/21/18	6,505,000	7,390,506
#HSBC Bank 144A 4.75% 1/19/21	8,579,000	9,325,905
#ING Bank 144A 5.80% 9/25/23	10,875,000	11,391,987
KeyBank 6.95% 2/1/28	9,418,000	11,204,152
#•LBG Capital No.1 144A 8.00% 12/29/49	4,126,000	4,419,961
•National City Bank 0.612% 6/7/17	5,705,000	5,646,906
Northern Trust 3.95% 10/30/25	4,070,000	3,975,458
PNC Bank
3.80% 7/25/23	5,940,000	5,772,248
6.875% 4/1/18	10,370,000	12,272,449
•PNC Financial Services Group 4.459% 5/29/49	3,980,000	3,989,950
PNC Funding
5.125% 2/8/20	2,428,000	2,730,638
5.625% 2/1/17	78,000	86,642
Rabobank 4.625% 12/1/23	9,860,000	9,948,809
#Russian Agricultural Bank OJSC Via RSHB Capital 144A 5.10% 7/25/18	4,550,000	4,646,688
Santander Holdings USA 3.45% 8/27/18	14,065,000	14,441,408
#Santander UK 144A 5.00% 11/7/23	13,315,000	13,390,323
#Sberbank of Russia 144A 4.95% 2/7/17	4,400,000	4,686,000
•SunTrust Bank 0.528% 8/24/15	3,810,000	3,780,103
SVB Financial Group 5.375% 9/15/20	1,330,000	1,468,877
#Turkiye Is Bankasi 144A 7.85% 12/10/23	3,000,000	2,997,300
U.S. Bank 4.95% 10/30/14	2,110,000	2,190,720
•USB Capital IX 3.50% 10/29/49	21,538,000	16,907,330
VEB Finance
#144A 5.375% 2/13/17	3,265,000	3,489,632
#144A 6.025% 7/5/22	2,705,000	2,772,625

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
#Vnesheconombank Via VEB Finance 144A 4.224% 11/21/18	1,165,000	$1,172,281
•Wachovia 0.614% 10/15/16	3,670,000	3,652,406
#Yapi ve Kredi Bankasi AS 144A
5.25% 12/3/18	2,440,000	2,376,072
Zions Bancorp
4.50% 3/27/17	2,909,000	3,082,443
4.50% 6/13/23	8,370,000	8,174,167
7.75% 9/23/14	2,393,000	2,499,972

		263,351,354

Commercial Services & Supplies–0.40%
Brambles USA
#144A 3.95% 4/1/15	2,880,000	2,978,991
#144A 5.35% 4/1/20	7,160,000	7,758,605
Broadridge Financial Solutions
3.95% 9/1/20	5,175,000	5,221,347
International Lease Finance
5.875% 4/1/19	1,855,000	1,984,850
6.25% 5/15/19	3,491,000	3,796,463
8.75% 3/15/17	2,975,000	3,517,938

		25,258,194

Computers & Peripherals–0.57%
Apple 2.40% 5/3/23	20,145,000	18,151,813
EMC 2.65% 6/1/20	1,935,000	1,897,873
NetApp
2.00% 12/15/17	3,455,000	3,440,506
3.25% 12/15/22	6,120,000	5,523,196
#Seagate HDD Cayman 144A
3.75% 11/15/18	6,575,000	6,665,406

		35,678,794

Construction & Engineering–0.08%
URS
#144A 3.85% 4/1/17	1,125,000	1,146,935
#144A 5.00% 4/1/22	3,655,000	3,606,016

		4,752,951

Construction Materials–0.25%
Cemex
#•144A 4.999% 10/15/18	2,000,000	2,082,000
#144A 9.50% 6/15/18	2,835,000	3,231,900
#Cemex Espana Luxembourg
144A 9.25% 5/12/20	2,910,000	3,208,275
#Votorantim Cimentos 144A
7.25% 4/5/41	7,450,000	7,114,750

		15,636,925

Consumer Finance–0.73%
Fifth Third Bancorp
4.30% 1/16/24	4,295,000	4,215,177

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
Ford Motor Credit
5.875% 8/2/21	16,825,000	$19,104,283
#Hyundai Capital America 144A
2.125% 10/2/17	4,480,000	4,453,353
KeyCorp 2.30% 12/13/18	5,650,000	5,615,529
SunTrust Banks 2.35% 11/1/18	3,990,000	3,973,366
Wells Fargo 5.375% 11/2/43	8,405,000	8,639,046

		46,000,754

Containers & Packaging–0.28%
International Paper
7.50% 8/15/21	2,925,000	3,591,131
Packaging Corporation of America 4.50% 11/1/23	4,770,000	4,791,704
Rock Tenn
3.50% 3/1/20	3,125,000	3,077,916
4.00% 3/1/23	6,755,000	6,463,826

		17,924,577

Diversified Consumer Services–0.12%
#ENA Norte Trust 144A
4.95% 4/25/23	2,139,829	2,078,512
Yale University 2.90% 10/15/14	5,552,000	5,662,674

		7,741,186

Diversified Financial Services–2.27%
Bank of America
2.60% 1/15/19	12,400,000	12,469,353
3.875% 3/22/17	6,740,000	7,199,189
•Barclays 8.25% 12/29/49	6,745,000	6,976,859
CDP Financial
#144A 4.40% 11/25/19	7,352,000	8,104,065
#144A 5.60% 11/25/39	5,637,000	6,328,277
#•Credit Suisse Group 144A
7.50% 12/11/49	4,595,000	4,860,591
#ERAC USA Finance 144A
5.25% 10/1/20	12,456,000	13,714,866
General Electric Capital
2.10% 12/11/19	3,860,000	3,758,324
#144A 3.80% 6/18/19	4,305,000	4,514,537
4.375% 9/16/20	7,100,000	7,706,134
•5.25% 6/29/49	3,200,000	3,016,000
6.00% 8/7/19	10,904,000	12,809,289
•6.25% 12/15/49	3,965,000	4,110,829
•7.125% 12/15/49	3,590,000	4,018,291
JPMorgan Chase
2.05% 1/24/14	3,000,000	3,000,042
4.875% 3/15/14	3,790,000	3,822,427
5.625% 8/16/43	6,775,000	7,186,114
Morgan Stanley 5.00% 11/24/25	13,880,000	13,952,495
•National Rural Utilities Cooperative Finance 4.75% 4/30/43	8,180,000	7,638,075

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
#Temasek Financial I 144A 2.375% 1/23/23	2,910,000	$2,625,824
#Tenedora Nemak 144A 5.50% 2/28/23	4,370,000	4,293,525
#•USB Realty 144A 1.391% 12/22/49	715,000	664,950

		142,770,056

Diversified Telecommunication Services–2.16%
AT&T
2.375% 11/27/18	3,565,000	3,572,166
4.30% 12/15/42	4,960,000	4,223,445
CenturyLink 5.80% 3/15/22	7,008,000	6,955,440
Digicel Group
#144A 8.25% 9/30/20	4,850,000	5,050,063
#144A 10.50% 4/15/18	1,335,000	1,435,125
#Oi 144A 5.75% 2/10/22	3,482,000	3,238,260
#Qtel International Finance 144A 3.25% 2/21/23	3,210,000	2,882,134
Qwest 6.75% 12/1/21	4,241,000	4,650,927
#SBA Tower Trust 144A 2.24% 4/15/18	5,285,000	5,210,445
SES
#144A 3.60% 4/4/23	18,807,000	17,635,042
#144A 5.30% 4/4/43	7,725,000	7,266,143
#TBG Global 144A 4.625% 4/3/18	3,000,000	2,910,000
#Telefonica Chile 144A 3.875% 10/12/22	6,390,000	5,870,876
Telefonica Emisiones
3.192% 4/27/18	6,375,000	6,498,930
4.57% 4/27/23	7,605,000	7,513,268
5.289% 12/9/22	GBP 500,000	859,517
#Telemar Norte Leste 144A 5.50% 10/23/20	1,220,000	1,165,100
Verizon Communications
5.15% 9/15/23	23,010,000	24,753,100
6.40% 9/15/33	6,205,000	7,157,492
Virgin Media Secured Finance 6.50% 1/15/18	16,605,000	17,248,444

		136,095,917

Electric Utilities–2.66%
#•AES Gener 144A 8.375% 12/18/73	3,031,000	3,167,395
#American Transmission Systems 144A 5.25% 1/15/22	11,987,000	12,644,511
Cleveland Electric Illuminating 5.50% 8/15/24	7,535,000	8,144,725
ComEd Financing III 6.35% 3/15/33	4,578,000	4,486,440
Commonwealth Edison 5.95% 8/15/16	522,000	583,959

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
#•Electricite de France 144A
5.25% 12/29/49	7,480,000	$7,452,144
#•Enel SpA 144A 8.75% 9/24/73	5,880,000	6,415,768
Entergy Louisiana 4.05% 9/1/23	7,435,000	7,565,239
Entergy Mississippi
3.10% 7/1/23	4,960,000	4,617,393
#Eskom Holdings SOC 144A
6.75% 8/6/23	4,640,000	4,767,600
Great Plains Energy
4.85% 6/1/21	6,243,000	6,588,119
f5.292% 6/15/22	8,391,000	9,017,942
Ipalco Enterprises 5.00% 5/1/18	2,440,000	2,568,100
LG&E & KU Energy
3.75% 11/15/20	6,819,000	6,909,236
4.375% 10/1/21	12,420,000	12,793,035
#MidAmerican Energy Holdings
144A 3.75% 11/15/23	9,680,000	9,460,090
#Narragansett Electric 144A
4.17% 12/10/42	3,635,000	3,191,199
NextEra Energy Capital Holdings
3.625% 6/15/23	3,565,000	3,350,362
•6.35% 10/1/66	14,718,000	14,727,140
•6.65% 6/15/67	870,000	888,078
NV Energy 6.25% 11/15/20	8,185,000	9,531,596
Pennsylvania Electric
5.20% 4/1/20	6,983,000	7,489,093
•PPL Capital Funding
6.70% 3/30/67	4,361,000	4,407,780
Public Service of New Hampshire 3.50% 11/1/23	4,715,000	4,626,066
Public Service of Oklahoma
5.15% 12/1/19	7,063,000	7,834,887
Southwestern Electric Power
6.45% 1/15/19	3,925,000	4,511,446

		167,739,343

Energy Equipment & Services–0.14%
Cameron International
4.00% 12/15/23	2,535,000	2,510,177
Transocean 2.50% 10/15/17	6,000,000	6,069,018

		8,579,195

Food & Staples Retailing–0.40%
CVS Caremark 4.00% 12/5/23	15,300,000	15,298,654
Kroger 3.30% 1/15/21	10,010,000	9,959,510

		25,258,164

Food Products–0.35%
#BFF International 144A
7.25% 1/28/20	2,370,000	2,630,700
#Brasil Foods 144A
5.875% 6/6/22	4,920,000	4,922,460

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
#Cosan Luxembourg 144A 5.00% 3/14/23	3,150,000	$2,744,595
#ESAL 144A 6.25% 2/5/23	5,585,000	5,040,463
#JBS Investments GmbH 144A 7.75% 10/28/20	3,400,000	3,451,000
#Want Want China Finance 144A 1.875% 5/14/18	3,340,000	3,189,593

		21,978,811

Gas Utilities–0.09%
#Korea Gas 144A 2.875% 7/29/18	5,480,000	5,533,183

		5,533,183

Health Care Equipment & Supplies–0.81%
Boston Scientific
2.65% 10/1/18	4,075,000	4,107,278
6.00% 1/15/20	16,769,000	19,276,066
CareFusion 6.375% 8/1/19	16,419,000	18,603,860
Zimmer Holdings 4.625% 11/30/19	8,274,000	9,024,369

		51,011,573

Health Care Providers & Services–0.12%
Highmark
#144A 4.75% 5/15/21	2,823,000	2,658,323
#144A 6.125% 5/15/41	1,062,000	952,901
Laboratory Corporation of America Holdings 2.20% 8/23/17	3,600,000	3,614,882

		7,226,106

Hotels, Restaurants & Leisure–0.48%
International Game Technology 5.35% 10/15/23	12,565,000	12,960,823
Marriott International 3.375% 10/15/20	4,820,000	4,780,447
Wyndham Worldwide
4.25% 3/1/22	2,480,000	2,424,535
5.625% 3/1/21	4,630,000	4,951,178
Yum Brands 3.875% 11/1/23	4,995,000	4,841,359

		29,958,342

Independent Power Producers & Energy Traders–0.33%
#Comision Federal de Electricidad 144A 4.875% 1/15/24	2,370,000	2,358,150
Exelon Generation 4.25% 6/15/22	19,085,000	18,322,993

		20,681,143

Insurance–2.19%
•Allstate 5.75% 8/15/53	7,065,000	7,131,234
American International Group
6.40% 12/15/20	3,000,000	3,550,671

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
American International Group (continued)
•8.175% 5/15/58	1,500,000	$1,822,500
8.25% 8/15/18	12,897,000	16,164,648
Berkshire Hathaway Finance 2.90% 10/15/20	6,595,000	6,550,187
•Chubb 6.375% 3/29/67	12,993,000	14,129,888
#Five Corners Funding Trust 144A 4.419% 11/15/23	9,015,000	8,903,872
•ING US 5.65% 5/15/53	7,175,000	6,979,481
Liberty Mutual Group
#144A 4.25% 6/15/23	11,770,000	11,386,110
#144A 4.95% 5/1/22	1,974,000	2,044,614
#144A 6.50% 5/1/42	3,528,000	3,884,949
MetLife
6.40% 12/15/36	50,000	51,625
6.817% 8/15/18	9,639,000	11,544,197
#MetLife Capital Trust IV 144A 7.875% 12/15/37	589,000	678,823
#MetLife Capital Trust X 144A 9.25% 4/8/38	7,696,000	9,927,840
#Metropolitan Life Global Funding I 144A 3.00% 1/10/23	13,310,000	12,424,952
Prudential Financial
3.875% 1/14/15	2,147,000	2,220,058
4.50% 11/15/20	1,836,000	1,972,565
•5.625% 6/15/43	3,710,000	3,654,350
•5.875% 9/15/42	3,195,000	3,262,894
6.00% 12/1/17	3,927,000	4,519,651
•XL Group 6.50% 12/31/49	5,100,000	5,042,625

		137,847,734

Internet Software & Services–0.44%
Amazon.com 2.50% 11/29/22	15,970,000	14,423,992
Baidu 3.25% 8/6/18	7,545,000	7,645,333
eBay 4.00% 7/15/42	6,445,000	5,479,661

		27,548,986

IT Services–0.38%
Fidelity National Information Services 3.50% 4/15/23	15,830,000	14,457,254
Total System Services
2.375% 6/1/18	2,435,000	2,371,432
3.75% 6/1/23	7,560,000	7,001,823

		23,830,509

Life Sciences Tools & Services–0.07%
Thermo Fisher Scientific 4.15% 2/1/24	4,575,000	4,540,779

		4,540,779

Machinery–0.61%
Crane
2.75% 12/15/18	3,715,000	3,701,132

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Machinery (continued)
Crane (continued)
4.45% 12/15/23	3,480,000	$3,446,606
Cummins 3.65% 10/1/23	8,920,000	8,818,053
Flowserve 4.00% 11/15/23	4,532,000	4,415,926
Ingersoll-Rand Global Holding
#144A 2.875% 1/15/19	3,460,000	3,414,235
#144A 4.25% 6/15/23	14,795,000	14,478,224

		38,274,176

Marine–0.05%
#DP World Sukuk 144A 6.25% 7/2/17	3,100,000	3,417,750

		3,417,750

Media–1.35%
CC Holdings 3.849% 4/15/23	995,000	933,208
#Columbus International 144A 11.50% 11/20/14	3,100,000	3,355,750
#COX Communications 144A 3.25% 12/15/22	13,850,000	12,556,465
Historic TW 6.875% 6/15/18	17,977,000	21,393,781
Interpublic Group 2.25% 11/15/17	1,485,000	1,465,377
Myriad International Holdings
#144A 6.00% 7/18/20	1,840,000	1,978,000
#144A 6.375% 7/28/17	5,770,000	6,469,613
Omnicom Group 3.625% 5/1/22	3,725,000	3,613,686
Thomson Reuters 4.30% 11/23/23	6,380,000	6,420,258
Time Warner Cable
5.85% 5/1/17	2,845,000	3,105,394
8.25% 4/1/19	7,524,000	8,823,974
Viacom
4.875% 6/15/43	13,200,000	11,985,494
5.85% 9/1/43	2,635,000	2,779,885

		84,880,885

Metals & Mining–0.89%
ArcelorMittal 10.35% 6/1/19	13,421,000	17,044,670
Barrick Gold 4.10% 5/1/23	7,210,000	6,529,362
Barrick North America Finance 5.75% 5/1/43	2,315,000	2,088,602
Freeport-McMoRan Copper & Gold 3.875% 3/15/23	3,360,000	3,183,415
#Gerdau Trade 144A 4.75% 4/15/23	4,765,000	4,431,450
#MMC Norilsk Nickel 144A 5.55% 10/28/20	2,995,000	2,991,256
Nucor 4.00% 8/1/23	3,505,000	3,428,241
Rio Tinto Finance USA 3.50% 11/2/20	2,955,000	3,021,541
#Samarco Mineracao 144A 5.75% 10/24/23	2,100,000	2,084,250

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Teck Resources 3.75% 2/1/23	4,760,000	$4,445,297
Vale Overseas
5.625% 9/15/19	2,235,000	2,435,895
6.25% 1/23/17	140,000	155,979
#Vedanta Resources 144A 6.00% 1/31/19	4,145,000	4,031,013

		55,870,971

Multiline Retail–0.05%
#SACI Falabella 144A 3.75% 4/30/23	3,730,000	3,388,850

		3,388,850

Multi-Utilities–1.32%
Ameren Illinois 9.75% 11/15/18	14,616,000	19,331,107
CenterPoint Energy 5.95% 2/1/17	5,656,000	6,346,383
CMS Energy 6.25% 2/1/20	3,749,000	4,339,857
•Integrys Energy Group 6.11% 12/1/66	9,088,000	9,139,456
NiSource Finance
5.80% 2/1/42	4,073,000	4,251,202
6.125% 3/1/22	12,915,000	14,342,934
Puget Energy 6.00% 9/1/21	2,034,000	2,278,141
•Puget Sound Energy 6.974% 6/1/67	7,777,000	8,007,067
SCANA 4.125% 2/1/22	5,188,000	5,046,762
•Wisconsin Energy 6.25% 5/15/67	9,790,000	10,103,554

		83,186,463

Office Electronics–0.07%
Xerox 6.35% 5/15/18	3,891,000	4,451,246

		4,451,246

Oil, Gas & Consumable Fuels–4.57%
#CNOOC Curtis Funding 144A 4.50% 10/3/23	2,490,000	2,476,103
#CNOOC Finance 2012 144A 3.875% 5/2/22	3,322,000	3,205,627
Continental Resources 4.50% 4/15/23	11,670,000	11,845,050
Ecopetrol 7.625% 7/23/19	5,421,000	6,450,990
El Paso Pipeline Partners Operating 6.50% 4/1/20	10,747,000	12,395,794
•Enbridge Energy Partners 8.05% 10/1/37	9,147,000	10,133,568
Energy Transfer Partners
3.60% 2/1/23	11,375,000	10,553,691
5.95% 10/1/43	9,570,000	9,742,710
6.50% 2/1/42	2,365,000	2,550,234
9.70% 3/15/19	4,776,000	6,190,379

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating
•7.034% 1/15/68	11,034,000	$12,203,350
9.75% 1/31/14	4,338,000	4,368,431
#Gazprom Neft Capital 144A 4.375% 9/19/22	4,725,000	4,352,906
#Gazprom Neft OAO Via Gaz Capital 144A 6.00% 11/27/23	1,790,000	1,825,800
#IPIC GMTN 144A 5.50% 3/1/22	3,024,000	3,311,280
#KazMunayGas National JSC 144A 9.125% 7/2/18	5,980,000	7,273,175
Kinder Morgan Energy Partners
3.50% 9/1/23	2,905,000	2,672,681
9.00% 2/1/19	8,231,000	10,468,935
Lukoil International Finance 6.125% 11/9/20	7,685,000	8,365,123
Newfield Exploration 5.625% 7/1/24	5,105,000	5,105,000
ONGC Videsh 2.50% 5/7/18	5,950,000	5,620,608
Pacific Rubiales Energy
#144A 5.375% 1/26/19	2,000,000	2,020,000
#144A 7.25% 12/12/21	4,740,000	5,048,100
#Pertamina Persero 144A 4.875% 5/3/22	3,145,000	2,893,400
Petrobras Global Finance 3.00% 1/15/19	7,180,000	6,737,224
Petrobras International Finance 5.375% 1/27/21	8,139,000	8,117,741
Petrohawk Energy 7.25% 8/15/18	1,975,000	2,133,988
Petroleos de Venezuela 8.50% 11/2/17	3,660,000	3,056,100
Petroleos Mexicanos 3.50% 1/30/23	2,375,000	2,182,031
Plains All American Pipeline 8.75% 5/1/19	7,183,000	9,197,645
Plains Exploration & Production 6.50% 11/15/20	4,475,000	4,944,284
Pride International 6.875% 8/15/20	18,001,000	21,583,379
#PTT Exploration & Production 144A 3.707% 9/16/18	5,360,000	5,450,027
#Sinopec Group Overseas Development 2013 144A 5.375% 10/17/43	3,750,000	3,740,940
Statoil
2.90% 11/8/20	4,485,000	4,462,530
3.70% 3/1/24	4,420,000	4,397,511
Sunoco Logistics Partners Operations 3.45% 1/15/23	60,000	55,236
Talisman Energy 5.50% 5/15/42	14,035,000	13,265,447
TransCanada PipeLines
3.75% 10/16/23	5,100,000	4,980,828

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines (continued)
3.80% 10/1/20	132,000	$136,840
•6.35% 5/15/67	12,898,000	13,258,951
Williams Partners
4.50% 11/15/23	9,515,000	9,469,004
7.25% 2/1/17	6,510,000	7,512,221
Woodside Finance
#144A 8.125% 3/1/14	6,740,000	6,823,529
#144A 8.75% 3/1/19	4,234,000	5,366,294

		287,944,685

Paper & Forest Products–0.38%
Georgia-Pacific 8.00% 1/15/24	13,854,000	17,863,237
International Paper 6.00% 11/15/41	5,580,000	6,080,777

		23,944,014

Pharmaceuticals–0.42%
#Mylan 144A 3.125% 1/15/23	6,355,000	5,778,176
Zoetis
1.875% 2/1/18	7,750,000	7,693,813
3.25% 2/1/23	13,950,000	13,077,860

		26,549,849

Real Estate Investment Trusts–2.29%
Alexandria Real Estate Equities
3.90% 6/15/23	3,540,000	3,305,068
4.60% 4/1/22	6,817,000	6,870,984
American Tower Trust I
#144A 1.551% 3/15/18	9,885,000	9,661,589
#144A 3.07% 3/15/23	6,675,000	6,269,153
CBL & Associates 5.25% 12/1/23	4,960,000	4,962,892
Corporate Office Properties
3.60% 5/15/23	4,970,000	4,513,287
5.25% 2/15/24	5,560,000	5,658,323
CubeSmart 4.375% 12/15/23	2,535,000	2,481,752
DDR
4.625% 7/15/22	1,885,000	1,925,948
4.75% 4/15/18	3,752,000	4,051,365
7.50% 4/1/17	1,380,000	1,609,586
7.875% 9/1/20	6,092,000	7,536,023
9.625% 3/15/16	478,000	560,696
Digital Realty Trust
5.25% 3/15/21	9,223,000	9,426,967
5.875% 2/1/20	3,674,000	3,913,604
Duke Realty 3.625% 4/15/23	4,790,000	4,429,567
Host Hotels & Resorts
3.75% 10/15/23	4,175,000	3,878,755
4.75% 3/1/23	1,775,000	1,790,285
5.25% 3/15/22	7,671,000	8,009,721
5.875% 6/15/19	2,475,000	2,686,942
Liberty Property 4.40% 2/15/24	5,440,000	5,352,351

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Mid-America Apartments 4.30% 10/15/23	3,275,000	$3,190,358
National Retail Properties
3.30% 4/15/23	3,685,000	3,352,082
3.80% 10/15/22	2,205,000	2,104,598
ProLogis 3.35% 2/1/21	4,265,000	4,148,293
Regency Centers
4.80% 4/15/21	2,365,000	2,478,702
5.875% 6/15/17	2,897,000	3,232,336
UDR
3.70% 10/1/20	2,855,000	2,874,483
4.625% 1/10/22	4,790,000	4,930,093
#WEA Finance 144A 4.625% 5/10/21	5,644,000	5,965,702
Weingarten Realty Investors
3.50% 4/15/23	5,750,000	5,296,383
4.45% 1/15/24	2,115,000	2,075,741
Weyerhaeuser 4.625% 9/15/23	5,605,000	5,698,626

		144,242,255

Road & Rail–0.33%
Burlington Northern Santa Fe 5.15% 9/1/43	10,545,000	10,753,106
#Korea Expressway 144A 1.875% 10/22/17	4,570,000	4,488,764
Norfolk Southern
3.85% 1/15/24	1,165,000	1,146,691
4.80% 8/15/43	4,395,000	4,272,995

		20,661,556

Semiconductors & Semiconductor Equipment–0.47%
Altera 2.50% 11/15/18	6,535,000	6,487,066
Maxim Integrated Products 2.50% 11/15/18	6,120,000	6,075,195
National Semiconductor 6.60% 6/15/17	10,220,000	11,953,067
#Samsung Electronics America 144A 1.75% 4/10/17	5,285,000	5,255,304

		29,770,632

Software–0.15%
Microsoft 2.125% 11/15/22	5,180,000	4,688,869
Symantec 4.20% 9/15/20	4,670,000	4,743,202

		9,432,071

Specialty Retail–0.44%
Home Depot 3.75% 2/15/24	5,380,000	5,366,087
QVC 4.375% 3/15/23	23,690,000	22,189,878

		27,555,965

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Trading Companies & Distributors–0.06%
#Glencore Funding 144A 2.50% 1/15/19	3,810,000	$3,693,612

		3,693,612

Water Utilities–0.15%
American Water Capital 3.85% 3/1/24	9,455,000	9,360,403

		9,360,403

Wireless Telecommunication Services–0.88%
America Movil SAB de CV 5.00% 3/30/20	12,637,000	13,749,852
#Crown Castle Towers 144A 4.883% 8/15/20	31,285,000	32,868,490
#Millicom International Cellular 144A 6.625% 10/15/21	2,750,000	2,858,625
#VimpelCom 144A 7.748% 2/2/21	5,705,000	6,211,319

		55,688,286

Total Corporate Bonds (Cost $2,303,404,480)		2,330,768,375

MUNICIPAL BONDS–2.57%
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.00% 4/1/42	2,455,000	2,418,273
Fairfax County, Virginia Series B 5.00% 4/1/24	2,835,000	3,353,748
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bonds 6.574% 7/1/45	16,555,000	20,335,996
Massachusetts State Transportation Fund Revenue Recovery Zone Economic Development Taxable Build America Bonds 5.731% 6/1/40	6,425,000	7,301,049
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds Series A 7.102% 1/1/41	13,481,000	17,180,726
New Jersey Transportation Trust Fund Authority Transportation Program Series AA 5.00% 6/15/44	4,970,000	4,969,851
New Jersey Transportation Trust Fund Authority Transportation System

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
Series A 5.00% 6/15/42	1,560,000	$1,571,918
New York City Transitional Finance Authority Future Tax Secured Revenue NYC Recovery Series 13 5.00% 11/1/22	4,540,000	5,280,883
New York City Water & Sewer System Series BB 5.00% 6/15/47	2,225,000	2,268,365
New York City, New York Series I 5.00% 8/1/22	2,260,000	2,590,367
New York Metropolitan Transportation Authority Revenue Taxable Build America Bonds Series E 6.814% 11/15/40	3,690,000	4,384,163
New York Sales Tax Asset Receivables Taxable Series B 4.66% 10/15/14 (NATL-RE) (FGIC)	400,000	413,672
New York State Thruway Authority Series A 5.00% 5/1/19	3,280,000	3,766,982
New York Triborough Bridge & Tunnel Authority Revenue Taxable Build America Bonds Series A2 5.45% 11/15/32	18,055,000	18,637,815
New York, New York Taxable Build America Bonds Series F-1 6.271% 12/1/37	18,710,000	21,399,188
Oregon State Taxable Pension 5.892% 6/1/27	3,475,000	3,968,728
Prince George’s County, Maryland Consolidated Public Improvement Series A 5.00% 3/1/22	1,545,000	1,822,250
San Francisco Bay Area California Toll Authority Bridge Revenue Taxable Build America Bonds Series S3 6.907% 10/1/50	11,030,000	13,404,649
State of Georgia Series D 5.00% 2/1/23	4,085,000	4,862,212
State of Maryland Local Facilities Series A 5.00% 8/1/21	3,085,000	3,665,875
State of North Carolina Series C 5.00% 5/1/22	3,065,000	3,635,213
Texas A&M University Financing System
Series D 5.00% 5/15/22	645,000	762,300
Series D 5.00% 5/15/23	690,000	811,178

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
Texas Private Activity Bond Surface Transportation Senior Lien-NTE Mobility Partners 6.75% 6/30/43 (AMT)	2,365,000	$2,472,158
University of Missouri Systems Facilities Revenue Board of Curators Taxable Build America Bonds 5.792% 11/1/41	9,235,000	10,632,717

Total Municipal Bonds (Cost $147,547,112)		161,910,276

NON-AGENCY ASSET-BACKED SECURITIES–4.30%
Ally Master Owner Trust
•Series 2011-1 A1 1.037% 1/15/16	4,616,000	4,617,172
•Series 2013-2 A 0.617% 4/15/18	5,000,000	4,989,640
Appalachian Consumer Rate Relief Funding Series 2013-1 A1 2.008% 2/1/24	6,095,000	6,023,085
#•Avenue CLO II Series 2005-2A A1L 144A 0.496% 10/30/17	2,415,668	2,407,407
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14	5,356,000	5,416,357
#California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18	2,960,807	2,959,238
Capital One Multi-Asset Execution Trust
•Series 2006-A11 A11 0.257% 6/17/19	20,000,000	19,915,340
Series 2007-A7 A7 5.75% 7/15/20	15,284,000	17,559,971
•Series 2013-A2 A2 0.347% 2/15/19	3,500,000	3,495,020
•C-BASS Trust Series 2006-CB6 A23 0.315% 7/25/36	1,736,546	1,421,891
Cent CLO Series 2013-20A 0.00% 1/25/26	9,000,000	9,000,000
Chase Issuance Trust
•Series 2007-B1 B1 0.417% 4/15/19	20,592,000	20,343,763
•Series 2012-A6 A 0.297% 8/15/17	13,075,000	13,058,826
•Series 2013-A3 A3 0.447% 4/15/20	10,000,000	9,963,310
•Series 2013-A9 A 0.589% 11/16/20	7,500,000	7,500,000
#•Citibank Omni Master Trust Series 2009-A14A A14 144A 2.917% 8/15/18	16,272,000	16,517,789

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Citicorp Residential Mortgage Securities
øSeries 2006-3 A4
5.703% 11/25/36	52,168	$52,036
øSeries 2006-3 A5
5.948% 11/25/36	5,708,000	5,464,588
#•Clydesdale CLO 2005 144A 0.504% 12/6/17	10,787,310	10,783,102
Discover Card Master Trust Series 2012-A1 A1 0.81% 8/15/17	5,862,000	5,882,517
#•Dryden XVI-Leveraged Loan CDO 2005 144A 0.482% 10/20/20	12,293,407	12,143,550
#Enterprise Fleet Financing Series 2012-1 A2 144A 1.14% 11/20/17	1,140,902	1,143,270
#•Flagship CLO Series 2013-7A A1 144A 1.714% 1/20/26	14,000,000	13,944,000
#FRS I Series 2013-1A A1 144A 1.80% 4/15/43	1,540,090	1,528,009
General Electric Capital Credit Card Master Note Trust Series 2012-2 A 2.22% 1/18/22	2,225,000	2,200,592
#Golden Credit Card Trust Series 2012-5A A 144A 0.79% 9/15/17	2,420,000	2,421,883
John Deere Owner Trust Series 2011-A A4 1.96% 4/16/18	4,633,000	4,664,050
#•KKR CLO Trust Series 2013-1A A1 144A 1.394% 7/15/25	10,000,000	9,869,300
#•MAPS CLO Fund II Series 2007-2A A1 144A 0.482% 7/20/22	13,437,465	13,146,947
#•Mayport CLO 144A 0.488% 2/22/20	10,078,041	9,987,741
Mercedes-Benz Auto Lease Trust Series 2013-A A4 0.72% 12/17/18	5,420,000	5,422,867
Mid-State Trust Series 11 A1 4.864% 7/15/38	716,826	764,880
#Navistar Financial Owner Trust Series 2012-A A2 144A 0.85% 3/18/15	1,137,052	1,137,150
#•Telos CLO 2013-4 Series 2013-4A A 144A 1.567% 7/17/24	11,500,000	11,373,500
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.567% 10/15/15	3,022,000	3,060,719

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#Volvo Financial Equipment Series 2012-1A A4 144A 1.09% 8/15/17	6,106,000	$6,121,418
World Omni Automobile Lease Securitization Trust Series 2012-A A3 0.93% 11/16/15	4,375,000	4,386,909

Total Non-Agency Asset-Backed Securities (Cost $268,907,516)		270,687,837

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.14%
Bank of America Alternative Loan Trust Series 2005-3 2A1 5.50% 4/25/20	150,951	156,218
•Bank of America Mortgage Securities Series 2004-L 4A1 5.198% 1/25/35	494,408	489,001
Countrywide Alternative Loan Trust Series 2005-57CB 4A3 5.50% 12/25/35	1,383,793	1,183,253
#•GSMPS Mortgage Loan Trust 144A Series 1998-3 A 144A 7.75% 9/19/27	283,521	298,072
•JPMorgan Mortgage Trust Series 2006-A2 3A3 5.115% 4/25/36	2,721,994	2,452,356
Lehman Mortgage Trust Series 2006-1 1A3 5.50% 2/25/36	315,142	264,245
MASTR Alternative Loans Trust Series 2003-2 6A1 6.00% 3/25/33	135,977	144,922
MASTR ARM Trust
•Series 2003-6 1A2
2.825% 12/25/33	232,733	231,617
•Series 2005-6 7A1
5.196% 6/25/35	753,407	707,080
•Series 2006-2 4A1
2.63% 2/25/36	537,064	516,470
#•MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	290,662	291,718
•Merrill Lynch Mortgage Investors Series 2005-A2 A3 2.532% 2/25/35	239,887	219,451
•Structured ARM Loan Trust Series 2004-3AC A2 2.373% 3/25/34	164,834	164,711
♦Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18	347,818	357,713

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Wells Fargo Mortgage-Backed Securities Trust Series 2005-18 1A1 5.50% 1/25/36	1,154,278	$1,090,156

Total Non-Agency Collateralized Mortgage Obligations (Cost $9,085,980)		8,566,983

«SENIOR SECURED LOANS–1.06%
Chrysler Group Tranche B 4.25% 5/24/17	5,934,351	5,964,023
Davita HealthCare Partners Tranche B2 4.00% 8/1/19	11,880,000	11,955,486
First Data 1st Lien 4.16% 4/5/17	15,000,000	15,050,003
Gray Television 4.50% 10/11/19	683,270	687,541
Level 3 Financing Tranche B 4.00% 1/15/20	11,950,000	12,048,588
PQ Tranche B 4.50% 8/7/17	4,029,550	4,066,908
Univision Communications Tranche C1 1st Lien 4.50% 2/22/20	11,910,000	11,978,543
USI Insurance Services Tranche B 4.25% 12/14/19	4,793,775	4,826,732

Total Senior Secured Loans (Cost $65,940,236)		66,577,824

ΔSOVEREIGN BONDS–0.41%
Argentina–0.04%
Argentine Republic Government International Bond 8.28% 12/31/33	3,181,950	2,418,282

		2,418,282

Armenia–0.06%
#Republic of Armenia 144A 6.00% 9/30/20	4,117,000	4,106,708

		4,106,708

Brazil–0.08%
#Banco Nacional de Desenvol-vimento Economico e Social 144A 5.75% 9/26/23	3,955,000	3,920,394
Brazilian Government International Bond 4.25% 1/7/25	1,092,000	1,041,495

		4,961,889

Gabon–0.06%
#Gabonese Republic 144A 6.375% 12/12/24	4,000,000	4,030,000

		4,030,000

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Hungary–0.04%
Hungary Government International Bond 5.75% 11/22/23		2,700,000	$2,727,000

			2,727,000

Ivory Coast–0.01%
øIvory Coast Government International Bond 5.75% 12/31/32		898,000	808,200

			808,200

Netherlands–0.03%
Republic of Angola Via Northern Lights III 7.00% 8/16/19		1,500,000	1,627,500

			1,627,500

Paraguay–0.04%
#Republic of Paraguay 144A 4.625% 1/25/23		2,480,000	2,343,600

			2,343,600

Sweden–0.00%
Sweden Government 3.00% 7/12/16	SEK	1,270,000	206,863

			206,863

Trinidad–0.02%
#Republic of Trinidad & Tobago 144A 4.375% 1/16/24		949,000	976,521

			976,521

Turkey–0.03%
#Hazine Mustesarligi Varlik Kiralama AS 144A 4.557% 10/10/18		1,770,000	1,747,875

			1,747,875

Total Sovereign Bonds (Cost $26,063,607)			25,954,438

SUPRANATIONAL BANK–0.03%
#Eurasian Development Bank 144A 5.00% 9/26/20		2,000,000	2,045,000

Total Supranational Bank (Cost $1,997,250)			2,045,000

U.S. TREASURY OBLIGATIONS–15.42%
U.S. Treasury Bonds
2.875% 5/15/43		25,985,000	21,066,117
3.625% 8/15/43		3,570,000	3,372,254
U.S. Treasury Notes
¥0.25% 7/31/15		102,175,000	102,178,985

LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

U. S. TREASURY OBLIGATIONS (continued)
U. S. Treasury Notes (continued)
0.25% 11/30/15	375,000,000	$374,274,750
1.25% 11/30/18	68,910,000	67,440,288
1.50% 12/31/18	130,875,000	129,407,760
2.75% 11/15/23	278,785,000	272,751,814

Total U.S. Treasury Obligations (Cost $979,239,661)		970,491,968

	Number of Shares

PREFERRED STOCK–0.29%
Alabama Power 5.625%	137,242	3,135,980
Integrys Energy Group 6.00%	285,850	6,846,108
National Retail Properties 5.70%	147,630	2,804,970
Public Storage 5.20%	125,605	2,367,654
Wells Fargo 5.20%	167,207	3,357,522

Total Preferred Stock (Cost $21,319,781)		18,512,234

	Number of Contracts

OPTION PURCHASED–0.00%

Call Option–0.00%
TRY Currency 3/13/2014	11,497,700	23,398

Total Option Purchased (Cost $59,328)		23,398

	Number of Shares

MONEY MARKET FUND–0.30%
Dreyfus Treasury & Agency Cash Management Fund	18,766,094	18,766,094

Total Money Market Fund (Cost $18,766,094)		18,766,094

	Principal Amount°

SHORT-TERM INVESTMENTS–28.45%

Certificates of Deposit–6.15%
Banco Estado Chile
0.20% 1/23/14	15,000,000	15,000,383
0.20% 3/6/14	25,000,000	25,000,895
Bank of Montreal Chicago
0.17% 2/7/14	15,000,000	15,000,317
0.20% 4/25/14	50,000,000	50,001,585
Bank of Nova Scotia Hous
0.17% 2/18/14	20,000,000	20,001,904

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
Certificates of Deposit (continued)
Bank of Nova Scotia Hous (continued)
0.21% 3/25/14	18,725,000	$18,725,433
Bnp Paribas New York Branch 0.34% 1/31/14	58,680,000	58,682,523
Chase Bank USA 0.76% 12/4/14	55,000,000	54,989,655
Credit Suisse New York 0.21% 3/10/14	50,000,000	50,001,910
Deutsche Bank New York
0.20% 1/29/14	40,465,000	40,468,257
0.44% 12/10/14	4,750,000	4,749,091
Dnb Nor Bank New York 0.29% 12/10/14	4,750,000	4,748,640
Rabobank Nederland New York 0.26% 12/11/14	4,750,000	4,745,461
Toronto Dominion Bank New York 0.17% 2/6/14	25,000,000	25,002,055

		387,118,109

≠Discounted Commercial Paper–21.11%
Abbey National North America 0.06% 1/2/14	65,000,000	64,999,946
Abbott Laboratories 0.09% 2/4/14	27,060,000	27,059,131
Air Products & Chemicals
0.06% 1/24/14	16,600,000	16,598,639
0.09% 2/3/14	26,000,000	25,996,734
Australia and New Zealand Banking Group 0.17% 3/12/14	50,000,000	49,988,825
Barclays US Funding 0.15% 2/24/14	25,000,000	24,993,890
BMW US Capital 0.12% 3/10/14	40,000,000	39,986,276
Brown University
0.11% 3/19/14	7,780,000	7,778,133
0.13% 2/18/14	8,690,000	8,688,697
Coca-Cola
0.14% 3/6/14	16,150,000	16,147,288
0.21% 2/3/14	50,000,000	49,997,025
Commonwealth Bank of Australia •×0.24% 10/17/14	50,000,000	50,011,950
Cornell University
0.10% 1/23/14	5,900,000	5,899,646
0.15% 3/11/14	6,800,000	6,798,368
Credit Agricole North America 0.04% 1/7/14	65,000,000	64,998,863
Danaher 0.11% 1/17/14	19,495,000	19,493,959
DNB Bank 0.18% 4/10/14	50,000,000	49,977,825
Duke University 0.12% 2/4/14	5,000,000	4,999,500

LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
Exxon Mobil
0.07% 2/10/14	27,315,000	$27,311,670
General Electric Capital
0.18% 6/30/14	20,000,000	19,984,816
Glaxosmithkline Finance
0.18% 1/3/14	58,000,000	57,999,565
Honeywell International
0.12% 2/27/14	50,000,000	49,991,220
Illinois Tool Works
0.08% 2/4/14	16,300,000	16,299,002
John Deere Canada
0.07% 1/8/14	10,000,000	9,999,844
JP Morgan Securities
0.45% 12/19/14	9,750,000	9,708,317
Koch Resources
0.07% 1/7/14	25,000,000	24,999,708
0.16% 1/3/14	41,505,000	41,504,792
Lehigh University
0.13% 2/10/14	10,000,000	9,998,781
Medtronic
0.08% 1/28/14	24,500,000	24,498,513
0.09% 3/6/14	40,000,000	39,991,552
Nordea Bank
0.25% 1/23/14	50,000,000	49,997,060
Nordea North America
0.18% 1/3/14	15,000,000	14,999,913
Pfizer
0.10% 3/10/14	48,190,000	48,183,904
PNC Bank North America
0.28% 8/21/14	500,000	498,799
Princeton University
0.09% 1/30/14	31,000,000	30,998,968
0.12% 1/6/14	12,000,000	12,000,060

	Principal	Value
	Amount°	(U.S. $)

SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
Rabobank USA Financing
0.23% 3/5/14	20,510,000	$20,505,430
Skandinav Enskilda Bank
0.27% 3/10/14	28,990,000	28,981,776
St. Joseph County, Indiana
0.18% 1/15/14	12,526,000	12,525,248
Standard Chartered Bank
0.25% 1/24/14	17,500,000	17,498,915
0.28% 2/24/14	30,000,000	29,993,889
Total Capital Canada
0.20% 4/11/14	48,590,000	48,564,918
Toyota Motor Credit
0.19% 4/17/14	30,000,000	29,988,141
0.22% 1/16/14	35,000,000	34,998,912
UBS Finance Delaware
0.22% 5/7/14	29,985,000	29,963,387
University of Chicago
0.11% 2/11/14	8,900,000	8,898,932
0.14% 2/19/14	43,600,000	43,593,024

		1,328,893,751

Floating Rate Notes–1.19%
Bank of Nova Scotia
•0.26% 12/5/14	25,000,000	25,020,800
National Australia Bank
•0.235% 10/23/14	50,000,000	50,014,100

		75,034,900

Total Short Term Investments (Cost $1,790,957,382)		1,791,046,760

TOTAL VALUE OF SECURITIES–124.86% (Cost $7,846,453,122)	7,860,717,251
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(24.86%)	(1,565,333,991)

NET ASSETS APPLICABLE TO 467,510,557 SHARES OUTSTANDING–100.00%	$6,295,383,260

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2013, the aggregate value of Rule 144A securities was $806,099,126, which represents 12.80% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2013. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one

LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund

Schedule of Investments (continued)

or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2013.

×

Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2013, the aggregate value of these securites was $50,011,950, which represented 0.79% of the Fund’s net assets. See Note 5 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2013.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD	(7,650,225)	USD	7,189,136	1/10/14	$(11,626)
BAML	PHP	105,943,728	USD	(2,400,447)	1/10/14	(13,969)
DB	EUR	(9,212,010)	USD	12,471,081	1/10/14	(201,812)
TD	JPY	(1,546,111,898)	USD	15,047,705	1/10/14	367,552
UBS	CAD	(2,549,226)	USD	2,400,447	1/10/14	992
UBS	MXN	31,189,007	USD	(2,400,447)	1/10/14	(13,095)

						$128,042

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(2,403)	U.S. Treasury 5 yr Notes	$(287,600,652)	$ (286,707,937)	4/1/14	$892,715
(8,211)	U.S. Treasury 10 yr Notes	(1,028,920,264)	(1,010,337,891)	3/21/14	18,582,373

		$(1,316,520,916)			$19,475,088

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
DB	CDX.EM.20	15,450,000	5.00%	12/20/18	$87,479

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund

Schedule of Investments (continued)

Summary of Abbreviations:

AMT–Subject to Alternative Minimum Tax

ARM–Adjustable Rate Mortgage

BAML–Bank of America Merrill Lynch

CAD–Canadian Dollar

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CLO–Collateralized Loan Obligation

DB–Deutsche Bank

EUR–European Monetary Unit

FGIC–Insured by Financial Guaranty Insurance Company

GBP–British Pound Sterling

GNMA–Government National Mortgage Association

GSMPS–Goldman Sachs Reperforming Mortgage Securities

JPY– Japanese Yen

MASTR–Mortgage Asset Securitization Transaction, Inc.

MXN–Mexican Peso

NATL-RE–Insured by National Public Finance Guarantee Corporation

NCUA–National Credit Union Administration

PHP–Philippine Peso

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

TD–Toronto Dominion Bank

TRY–Turkish Lira

UBS–Union Bank of Switzerland

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments, at value	$6,069,670,491
Short-term investments, at value	1,791,046,760
Receivables for securities sold	1,537,606,855
Dividends and interest receivable	35,033,930
Foreign currencies, at value	8,028,897
Receivables for fund shares sold	6,794,052
Cash	265,530
Unrealized gain on foreign currency exchange contracts	368,543
Cash collateral for derivatives	1,760,000
Variation margin receivable on futures contracts	1,636,547

TOTAL ASSETS	9,452,211,605

LIABILITIES:
Payable for securities purchased	3,150,445,742
Payables for fund shares redeemed	1,970,696
Unrealized loss on total return swap contracts	1,572,742
Annual protection payments on swap contracts	25,750
Due to manager and affiliates	2,385,524
Unrealized loss on foreign currency exchange contracts	240,501
Accrued expenses payable	187,390

TOTAL LIABILITIES	3,156,828,345

TOTAL NET ASSETS	$6,295,383,260

Investments, at cost	$6,055,495,740
Short-term investments, at cost	1,790,957,382
Foreign currencies, at cost	7,859,702
Including upfront payments paid	1,660,222

Standard Class :
Net Assets	$3,728,463,158
Shares Outstanding	276,882,322
Net Asset Value	$13.466

Service Class :
Net Assets	$2,566,920,102
Shares Outstanding	190,628,235
Net Asset Value	$13.466

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$6,347,734,301
Distribution in excess of net investment income	(2,605,756)
Accumulated net realized loss on investments	(83,840,534)
Net unrealized appreciation of investments and derivatives	34,095,249

Total net assets	$6,295,383,260

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund
Statement of Operations
Year Ended December 31, 2013

INVESTMENT INCOME:
Interest	$141,203,349
Dividends	1,571,084

142,774,433

EXPENSES:
Management fees	17,352,646
Distribution fees-Service Class	8,752,942
Accounting and administration expenses	2,082,081
Reports and statements to shareholders	443,683
Professional fees	164,374
Pricing fees	154,696
Custodian fees	132,272
Trustees’ fees and expenses	136,115
Consulting fees	33,912
Other	95,928

Total operating expenses	29,348,649

NET INVESTMENT INCOME	113,425,784

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(98,845,811)
Foreign currencies	(10,708,019)
Foreign currency exchange contracts	(1,933,549)
Futures contracts	27,939,774
Options written	673,083
Swap contracts	(11,076,529)

Net realized loss	(93,951,051)

Net change in unrealized appreciation (depreciation) of:
Investments	(181,707,470)
Foreign currencies	301,162
Foreign currency exchange contracts	606,552
Futures contracts	23,842,496
Swap contracts	62,241

Net change in unrealized appreciation (depreciation)	(156,895,019)

NET REALIZED AND UNREALIZED LOSS	(250,846,070)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(137,420,286)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$113,425,784	$89,174,627
Net realized gain (loss)	(93,951,051)	77,671,624
Net change in unrealized appreciation (depreciation)	(156,895,019)	75,362,499

Net increase (decrease) in net assets resulting from operations	(137,420,286)	242,208,750

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(66,847,062)	(46,413,233)
Service Class	(37,135,378)	(40,451,102)
Net realized gain:
Standard Class	(39,032,879)	(45,023,454)
Service Class	(29,367,547)	(53,189,558)
Return of capital:
Standard Class	(1,588,384)	—
Service Class	(1,093,573)	—

	(175,064,823)	(185,077,347)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,752,791,955	1,259,721,307
Service Class	409,018,073	573,499,306
Net asset value of shares issued upon reinvestment of dividend and distributions:
Standard Class	107,468,325	91,436,687
Service Class	67,596,497	93,640,660

	2,336,874,850	2,018,297,960

Cost of shares redeemed:
Standard Class	(402,578,915)	(217,004,619)
Service Class	(228,160,172)	(277,603,215)

	(630,739,087)	(494,607,834)

Increase in net assets derived from capital share transactions	1,706,135,763	1,523,690,126

NET INCREASE IN NET ASSETS	1,393,650,654	1,580,821,529
NET ASSETS:
Beginning of year	4,901,732,606	3,320,911,077

End of year	$6,295,383,260	$4,901,732,606

Distributions in excess of net investment income	$(2,605,756)	$(4,771,899)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Standard Class
			Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$14.212	$13.916	$13.695	$13.322	$11.676

Income (loss) from investment operations:
Net investment income[1]	0.303	0.345	0.427	0.514	0.655
Net realized and unrealized gain (loss)	(0.634)	0.571	0.611	0.617	1.553

Total from investment operations	(0.331)	0.916	1.038	1.131	2.208

Less dividends and distributions from:
Net investment income	(0.247)	(0.290)	(0.479)	(0.479)	(0.562)
Net realized gain	(0.162)	(0.330)	(0.338)	(0.279)	—
Return of capital	(0.006)	—	—	—	—

Total dividends and distributions	(0.415)	(0.620)	(0.817)	(0.758)	(0.562)

Net asset value, end of period	$13.466	$14.212	$13.916	$13.695	$13.322

Total return[2]	(2.31% )	6.61%	7.64%	8.49%	18.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,728,463	$2,448,509	$1,301,203	$1,238,884	$1,139,218
Ratio of expenses to average net assets	0.37%	0.38%	0.39%	0.39%	0.41%
Ratio of net investment income to average net assets	2.18%	2.41%	3.03%	3.68%	5.13%
Portfolio turnover	431%	366%	379%	312%	270%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

		LVIP Delaware Bond Fund Service Class
	12/31/13	12/31/12	Year Ended 12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$14.212	$13.916	$13.697	$13.324	$11.682

Income (loss) from investment operations:
Net investment income[1]	0.255	0.294	0.377	0.465	0.610
Net realized and unrealized gain (loss)	(0.635)	0.571	0.610	0.617	1.549

Total from investment operations	(0.380)	0.865	0.987	1.082	2.159

Less dividends and distributions from:
Net investment income	(0.198)	(0.239)	(0.430)	(0.430)	(0.517)
Net realized gain	(0.162)	(0.330)	(0.338)	(0.279)	—
Return of capital	(0.006)	—	—	—	—

Total dividends and distributions	(0.366)	(0.569)	(0.768)	(0.709)	(0.517)

Net asset value, end of period	$13.466	$14.212	$13.916	$13.697	$13.324

Total return[2]	(2.64% )	6.24%	7.26%	8.12%	18.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,566,920	$2,453,224	$2,019,708	$1,585,251	$1,068,928
Ratio of expenses to average net assets	0.72%	0.73%	0.74%	0.74%	0.76%
Ratio of net investment income to average net assets	1.83%	2.06%	2.68%	3.33%	4.78%
Portfolio turnover	431%	366%	379%	312%	270%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income consistent with a prudent investment strategy.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year the Fund did not incur any interest or tax penalties

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S.

LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of average daily net assets in excess of $400 million.

Due to a corporate organizational restructuring, effective after the close of business on June 30, 2013, the investment subadvisory services provided by Delaware Management Company (DMC) are now provided by Delaware Investments Fund Advisers (DIFA). Both DMC and DIFA are series of the same Delaware Management Business Trust. DIFA, as the Fund’s Sub-Advisor, is responsible for the day-to-day management of the Fund’s investment portfolio. No change in the Fund’s portfolio management (personnel, objectives, strategies) occurred as a result of the corporate restructuring. LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets to the Sub-Advisor for its services.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $257,551 and $45,948, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$1,626,591
Distribution fees payable to LFD	758,933

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $18,107,184,076 and sales of $16,653,870,621 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2013, the Fund made purchases of $6,296,130,316 and sales of $5,971,442,652 of long-term U.S. government securities.

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LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments .	$7850,798,905

Aggregate unrealized appreciation	$93,942,757
Aggregate unrealized depreciation	(84,024,411)

Net unrealized appreciation	$9,918,346

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level	1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level

2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level	3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$2,440,303,384	$34,317,500	$2,474,620,884
Corporate Debt	—	2,397,346,199	—	2,397,346,199
Foreign Debt	—	27,999,438	—	27,999,438
Money Market Fund	18,766,094	—	—	18,766,094
Municipal Bonds	—	161,910,276	—	161,910,276
U.S. Treasury Obligation	—	970,491,968	—	970,491,968
Short-Term Investments	—	1,791,046,760	—	1,791,046,760
Preferred Stock	18,512,234	—	—	18,512,234
Options Purchased	—	23,398	—	23,398

Total	$37,278,328	$7,789,121,423	$34,317,500	$7,860,717,251

Foreign Currency Exchange Contracts	$—	$128,042	$—	$128,042

Futures Contracts	$19,475,088	$—	$—	$19,475,088

Swap Contracts	$—	$87,479	$—	$87,479

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$163,639,743	$147,862,376
Long-term capital gains	8,743,123	37,214,971
Return of capital	2,681,957	—

Total	$175,064,823	$185,077,347

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$6,347,734,301
Capital loss carryforward	(60,019,663)
Qualified late year losses deferral	(2,385,245)
Other temporary differences	(16,161)
Unrealized appreciation	10,070,028

Net assets	$6,295,383,260

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, tax treatment of mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts and tax treatment of CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, paydown gain (loss) on asset- and mortgage-backed securities, foreign capital gain taxes and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(7,277,201)	$7,277,201

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. Short-term losses that will be carried forward under the Act total $60,019,663

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	125,601,799	87,545,484
Service Class	29,402,379	40,259,321
Shares issued upon reinvestment of dividends and distributions:
Standard Class	7,973,237	6,403,738
Service Class	5,021,306	6,563,357

	167,998,721	140,771,900

Shares redeemed:
Standard Class	(28,971,607)	(15,176,310)
Service Class	(16,414,336)	(19,339,449)

	(45,385,943)	(34,515,759)

Net increase	122,612,778	106,256,141

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LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options the Fund is subject to counterparty risk.

Transactions in options written during the year ended December 31, 2013 for the Fund were as follows:

Call Options	Number of contracts	Premiums
Options outstanding at December 31, 2012	—	$—
Options written	1,422	494,945
Options terminated in closing purchase transactions	(1,422)	(494,945)

Options outstanding at December 31, 2013	—	$—

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LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Put Options	Number of Contracts	Premiums
Options outstanding at December 31, 2012	—	$—
Options written	2,131	912,942
Options terminated in closing sales transactions	(2,131)	(912,942)

Options outstanding at December 31, 2013	—	$—

Swap Contracts–The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No interest rate swap contracts were outstanding at December 31, 2013.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2013, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2013, net unrealized appreciation of CDS contracts was $87,479. If a credit event had occurred for all open swap transactions where collateral posting was required as of December 31, 2013, the Fund would have received $15,450,000 less the value of the contracts’ related reference obligations.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

LVIP Delaware Bond Fund–31

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	$368,543	Unrealized loss on foreign currency exchange contracts	$(240,501)
Interest rate contracts (Future contracts)	Variation margin receivable on futures contracts	19,475,088	Variation margin receivable on futures contracts	—
Credit contracts (Swap contracts)	Unrealized gain on total return swap contracts	87,479	Unrealized loss on total return swap contracts	—

Total		$19,931,110		$(240,501)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,933,549)	$606,552
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	27,939,774	23,842,496
Interest rate contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	673,083	—
Credit and interest rate contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(11,076,529)	62,241

Total		$15,602,779	$24,511,289

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	58,682,681	USD	91,387,192
Futures contracts (average notional value)		71,997,662		698,278,337
Options contracts (average notional value)		27,748		44,913
Interest rate swap contracts (average notional value)	COP	12,076,642,857	COP	—
Interest rate swap contracts (average notional value)	USD	16,268,452	USD	—
CDS contracts (average notional value)*	EUR	20,452,361	EUR	—
CDS contracts (average notional value)*	USD	15,033,464	USD	—

*Long represents buying protection and short represents selling protection.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

LVIP Delaware Bond Fund–32

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2013, the Fund held the following assets and liabilities subject to offsetting provisions:

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Assets
Foreign Currency Exchange Contracts	$368,544	$(922)	$367,552
Futures Contracts - Variation Margin	1,636,547	(12,103)	1,624,444
Credit Default Swaps	87,479	(87,479)	—

Total	$2,092,570	$(100,574)	$1,991,996

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[1]
Toronto Dominion Bank	$367,552	$(286,404)	$—	$81,148
UBS	1,624,444	—	—	1,624,444

Total	$1,991,996	$(286,404)	$—	$1,705,592

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities
Foreign Currency Exchange Contracts	$(240,502)	$100,514	$(139,988)

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[2]
Bank of America Merrill Lynch	$(25,595)	$—	$—	$(25,595)
Deutsche Bank	(114,393)	—	114,393	—

Total	$(139,988)	$—	$114,393	$(25,595)

1Net amount represents the net amount receivable from the counterparty in the event of default.

2Net amount represents the net amount payable due to the counterparty in the event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued

LVIP Delaware Bond Fund–33

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities. As of December 31, 2013, no securities have been determined to be illiquid. Section 4(2) and Rule 144A securities have been identified on the Schedule of Investments.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Bond Fund–34

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Bond Fund

We have audited the accompanying statement of assets and liabilities of the LVIP Delaware Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Bond Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Delaware Bond Fund–35

LVIP Delaware Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Return of Capital Distributions (Tax Basis)	Total Distributions (Tax Basis)
5.00%	93.47%	1.53%	100.00%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the reclassification of the investment objective of the Fund as non-fundamental. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2.	The approval of the reclassification of the Fund’s investment objective as non-fundamental:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP Delaware Bond Fund	402,767,024.900	97.128%	80.687%	5.039%	11.402%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Delaware Investments Fund Advisers (“Delaware” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Delaware Bond Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, The Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental

LVIP Delaware Bond Fund–36

LVIP Delaware Bond Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees for the Fund were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

LVIP Delaware Bond Fund–37

LVIP Delaware Bond Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Intermediate-Term Bond funds and the Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s return was below the median return of the Morningstar peer group and above the benchmark index for the one year period, and was above the median return of the Morningstar peer group and the benchmark index for the three and five year periods. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedule was negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Delaware Bond Fund–38

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Delaware Bond Fund–39

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Bond Fund–40

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund–41

LVIP Delaware Diversified Floating Rate Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified Floating Rate Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.75% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Floating Rate Composite Index1, returned 2.24%; and its broad-based benchmark index, the Bank of America Merrill Lynch USD LIBOR 3-Month Index2, returned 0.29%.

The past year saw investor sentiment turn more positive as market volatility declined from levels witnessed during 2011. This was in part due to further policy actions by central banks in both Europe and the U.S., continued positive flows into fixed income and an insatiable appetite for yield.

Similar to 2012, investors were once again focused on the actions of central banks around the world in 2013 as debates raged about the effectiveness and risks of quantitative easing. Improving economic fundamentals, coupled with expectations of the Federal Reserve altering the pace of purchases of treasuries and mortgage-backed securities, resulted in ten year treasury rates moving higher to levels not seen since 2011. Additionally, Japan’s Prime Minister Shinzo Abe moved forward with his “three arrows” policy targeting growth which included pressuring the Bank of Japan to embark on an unprecedented program of monetary easing, a significant government spending budget focused on public works and reforms targeting private investment. The European Central Bank, however, remained on the sidelines during 2013 and actually saw their balance sheet contract during the period.

Over the course of the year the Federal Reserve’s path to reducing their purchasing program was complicated by the lack of clarity around the strategy. In May of this past year, the Fed intimated that they could begin to reduce the pace of purchases as early as the third quarter of 2013. This lack of clarity saw market participants’ uncertainty increase, as well as waning confidence in the rates ’low for longer’ thesis originated by Bernanke. September arrived with the expectation the Federal Reserve would announce the commencement of a change in the policy pertaining to quantitative easing. Much to investors’ surprise the Fed elected not to change policy at the meeting. This was likely due to several factors including the potential risks associated with the looming fiscal issues in Washington, D.C. and looking for additional confirmation the economy was gaining economic strength. What arguably concerned the Fed the most was the fact that during the summer months, the market had effectively pulled forward a rate increase in short-term markets to as early as 2014. This highlighted the risk that forward guidance was losing its effectiveness and this concerned the Committee, since many of its own members were questioning the potential risk/reward scenario of leaving policies unchanged. At the December meeting, the Fed now enjoyed a more stable political environment in Washington, a market where short-term rates more appropriately mirrored their forward guidance, and economic data that was supportive of announcing the commencement in a reduction of the amount of securites purchased.

Rising rates, due to concerns about slowing the pace of liquidity injections by the Federal Reserve, resulted in certain markets within fixed income experiencing heightened volatility. Emerging market bonds experienced significant selling pressure across the ratings spectrum during the summer months, leaving interest rates in some countries several percentage points higher. The portfolio’s exposure to this segment of the market negatively impacted performance. This included exposure to emerging sovereign as well as corporate debt.

Investment grade corporate bonds performed well for the year as risk premiums generally compressed with good performance coming from the financial sector. Basic industrials were more mixed as metals and mining names experienced higher volatility.

Trades made into securities with a lower credit rating were the strongest positive contributors to the overall performance of the Fund. This included exposure to the bank loan and high yield corporate markets.

The higher rated asset-backed securities market contributed to relative price stability but provided less income than the overall portfolio.

Although treasury rates increased during 2013, three month LIBOR actually declined by approximately five basis points during the calendar year. As a result, floating rate assets with the coupon representative of a spread over LIBOR experienced a small decline in income over the investment period, due to changes in the benchmark rate.

The interest rate swaps used to hedge out interest rate risk of fixed rate holdings were effective at minimizing price volatility due to changing rates. Credit hedges, however, generally detracted from performance as risk premiums across credit markets contracted on the year.

As we look forward, 2014 will be a year investors will search for confirmation that economic strength is supportive of the recent changes in monetary policies. Importantly, signs are pointing to a recovery in capital expenditures as demonstrated by an increase in capital goods orders and PMI index data that shows new orders and supplier deliveries are still improving. Careful attention should be given to rising rates and the potential impact it may have on risk markets such as equities, however. With that said, attention will remain on Japan’s strategy to generate growth and how other exporting economies potentially respond to a declining yen. Additionally, Europe will be watched carefully to see what the impacts are on growth due to fiscal and regulatory policy decisions.

Paul Grillo, CFA

Roger A. Early, CPA, CFA, CFP®

J. David Hillmeyer, CFA

Adam H. Brown, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 5/3/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Diversified Floating Rate Fund on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,634 for the Standard Class shares and to $10,537 for the Service Class shares. For comparison, look at how the Floating Rate Composite Index and the Bank of America Merrill Lynch USD LIBOR 3-Month Index did over the same period. The same $10,000 investment would have increased to $10,925, and $10,134, repectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+	0.75%
Inception (5/3/10)	+	1.69%

Service Class Shares
One Year	+	0.51%
Inception (5/3/10)	+	1.43%

1 The Floating Rate Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Floating Rate Composite is constructed as follows: 70% Barclays Capital U.S. Floating Rate Note Index, 25% Barclays Capital U.S. High Yield Loans Index and 5% Bank of America ABS Master Floating Rate Index.

2 The Bank of America Merrill Lynch USD LIBOR 3-Month Index represents the London intrabank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of the interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Diversified Floating Rate Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, include their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company gurantees or will guarantee the performance of the LVIP Delaware Diversified Floating Rate Fund, the repayment of capital from the LVIP Delaware Diversified Floating Rate Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2014 Delaware Management Holdings, Inc.

LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,009.00	0.63%	$3.19
Service Class Shares	1,000.00	1,007.70	0.88%	4.45
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.03	0.63%	$3.21
Service Class Shares	1,000.00	1,020.77	0.88%	4.48

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Security Type/Sector	of Net Assets
Agency Collateralized Mortgage Obligations	0.42%
Convertible Bonds	0.38%
Convertible Preferred Stock	0.00%
Corporate Bonds	69.88%
Aerospace & Defense	1.58%
Air Freight & Logistics	0.07%
Auto Components	0.19%
Automobiles	2.45%
Beverages	3.90%
Biotechnology	0.65%
Capital Markets	1.60%
Chemicals	0.41%
Commercial Banks	8.20%
Commercial Services & Supplies	0.58%
Computers & Peripherals	1.75%
Construction & Engineering	0.10%
Construction Materials	0.27%
Consumer Finance	3.46%
Containers & Packaging	0.72%
Diversified Financial Services	4.99%
Diversified Telecommunication Services	2.81%
Electric Utilities	3.64%
Energy Equipment & Services	0.48%
Food & Staples Retailing	1.71%
Food Products	1.99%
Gas Utilities	0.08%
Health Care Equipment & Supplies	1.15%
Health Care Providers & Services	0.25%
Hotels, Restaurants & Leisure	0.81%
Household Products	0.17%
Independent Power Producers & Energy Traders	0.21%
Industrial Conglomerates	0.02%
Insurance	3.16%
Internet Software & Services	0.29%
IT Services	1.00%

Percentage
Security Type/Sector	of Net Assets
Life Sciences Tools & Services	0.12%
Machinery	0.98%
Marine	0.06%
Media	1.61%
Metals & Mining	0.73%
Multi-Utilities	0.95%
Office Electronics	0.00%
Oil, Gas & Consumable Fuels	7.33%
Paper & Forest Products	0.13%
Pharmaceuticals	4.13%
Real Estate Investment Trusts	1.47%
Road & Rail	1.21%
Semiconductors & Semiconductor Equipment	0.34%
Software	0.70%
Specialty Retail	0.23%
Trading Companies & Distributors	0.06%
Water Utilities	0.13%
Wireless Telecommunication Services	1.01%
Municipal Bonds	1.47%
Non-Agency Asset-Backed Securities	9.70%
Non-Agency Collateralized Mortgage Obligation	0.17%
Regional Bond	0.09%
Senior Secured Loans	12.40%
Sovereign Bonds	1.20%
Supranational Bank	0.15%
U.S. Treasury Obligation	0.03%
Preferred Stock	0.28%
Money Market Fund	4.55%
Total Value of Securities	100.72%
Liabilities Net of Receivables and Other Assets	(0.72%)
Total Net Assets	100.00%

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets

December 31, 2013

	Principal	Value
	Amount°	(U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.42%
Fannie Mae REMICs
Series 1996-46 ZA
7.50% 11/25/26	5,924	$6,783
•Series 2005-106 QF
0.675% 12/25/35	2,484,187	2,497,167
•Series 2006-40 F
0.465% 5/25/36	249,766	249,540
Freddie Mac REMICs
•Series 3152 JF 0.617% 8/15/35	239,648	240,686
•Series 3311 VF
0.407% 5/15/37	484,548	483,107
•Series 3780 LF
0.567% 3/15/29	48,764	48,832
•Series 3800 AF
0.667% 2/15/41	727,015	730,382
•GNMA Series 2010-46 MF
0.567% 5/16/34	539,667	541,946

Total Agency Collateralized Mortgage Obligations (Cost $4,775,919)		4,798,443

CONVERTIBLE BONDS–0.38%
fArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27	1,019,000	980,151
Chesapeake Energy 2.50% exercise price $50.90, expiration date 5/15/37	21,000	21,420
Headwaters 2.50% exercise price $29.48, expiration date 2/1/14	25,000	24,938
L-3 Communications Holdings 3.00% exercise price $90.24, expiration date 8/1/35	815,000	985,641
#Liberty Interactive 144A 1.00% exercise price $74.31, expiration date 9/28/43	38,000	40,185
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	669,000	681,544
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	150,000	206,625
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	42,000	137,918
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	323,000	317,146
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	200,000	217,625

	Principal	Value
	Amount°	(U.S. $)

CONVERTIBLE BONDS (continued)
SanDisk 1.50% exercise price $52.00, expiration date 8/11/17	300,000	$443,625
Steel Dynamics 5.125% exercise price $17.14, expiration date 6/15/14	35,000	41,322
TIBCO Software 2.25% exercise price $50.57, expiration date 4/30/32	248,000	249,705

Total Convertible Bonds (Cost $3,820,672)		4,347,845

	Number of
	Shares

CONVERTIBLE PREFERRED STOCK–0.00%
MetLife 5.00% exercise price $44.27, expiration date 3/26/14	100	3,154

Total Convertible Preferred Stock (Cost $2,456)		3,154

	Principal
	Amount°

CORPORATE BONDS–69.88%
Aerospace & Defense–1.58%
•Boeing 0.252% 11/3/14	1,900,000	1,900,591
Precision Castparts 1.25% 1/15/18	5,300,000	5,164,596
•Rockwell Collins 0.593% 12/15/16	7,610,000	7,615,464
•United Technologies 0.739% 6/1/15	3,250,000	3,271,528

		17,952,179

Air Freight & Logistics–0.07%
United Parcel Service 5.125% 4/1/19	725,000	825,574

		825,574

Auto Components–0.19%
Delphi 6.125% 5/15/21	1,200,000	1,336,500
#TRW Automotive 144A 4.45% 12/1/23	785,000	763,413

		2,099,913

Automobiles–2.45%
Daimler Finance North America #•144A 0.839% 1/9/15	1,150,000	1,154,142
#•144A 1.102% 8/1/18	1,290,000	1,298,390
#144A 2.25% 7/31/19	5,200,000	5,103,114
#General Motors 144A 3.50% 10/2/18	865,000	888,788

LVIP Delaware Diversified Floating Rate Fund–5

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Automobiles (continued)
•PACCAR Financial 0.842% 12/6/18	5,850,000	$5,865,462
Toyota Motor Credit 2.00% 10/24/18	3,700,000	3,703,145
Volkswagen International Finance
#•144A 0.675% 11/18/16	8,755,000	8,781,116
#•144A 0.996% 3/21/14	1,100,000	1,101,912

		27,896,069

Beverages–3.90%
#Anadolu Efes 144A 3.375% 11/1/22	330,000	264,000
•Anheuser-Busch InBev Worldwide 0.603% 7/14/14	2,200,000	2,204,609
•Coca-Cola 0.342% 11/1/16	5,000,000	5,007,720
•Coca-Cola Enterprises 0.538% 2/18/14	2,330,000	2,330,764
Coca-Cola Femsa 2.375% 11/26/18	700,000	696,578
#Coca-Cola Icecek AS 144A 4.75% 10/1/18	800,000	815,736
Constellation Brands
3.75% 5/1/21	345,000	325,163
4.25% 5/1/23	230,000	215,050
#Heineken 144A 1.40% 10/1/17	3,255,000	3,196,286
PepsiCo
•0.447% 2/26/16	4,925,000	4,930,890
4.50% 1/15/20	2,000,000	2,178,158
Pernod-Ricard
#144A 2.95% 1/15/17	5,450,000	5,632,373
#144A 4.25% 7/15/22	1,300,000	1,298,990
#144A 5.75% 4/7/21	3,085,000	3,405,584
SABMiller Holdings
#•144A 0.932% 8/1/18	6,520,000	6,559,622
#144A 1.85% 1/15/15	5,250,000	5,314,292

		44,375,815

Biotechnology–0.65%
Amgen
3.875% 11/15/21	4,390,000	4,516,779
4.10% 6/15/21	505,000	527,064
Celgene 3.25% 8/15/22	1,670,000	1,584,013
Genzyme 3.625% 6/15/15	700,000	731,263

		7,359,119

Capital Markets–1.60%
•Bank of New York Mellon 1.088% 11/24/14	500,000	503,887
•Goldman Sachs Group 1.436% 4/30/18	4,290,000	4,345,234
Invesco Finance 4.00% 1/30/24	485,000	481,711
Jefferies Group 5.125% 1/20/23	1,695,000	1,717,518

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Lazard Group
4.25% 11/14/20	1,805,000	$1,803,742
6.85% 6/15/17	915,000	1,032,470
Morgan Stanley
•1.488% 2/25/16	2,370,000	2,402,090
•1.518% 4/25/18	3,265,000	3,315,105
State Street 3.10% 5/15/23	2,725,000	2,538,790

		18,140,547

Chemicals–0.41%
CF Industries
6.875% 5/1/18	1,240,000	1,439,538
7.125% 5/1/20	500,000	586,835
Dow Chemical 8.55% 5/15/19	475,000	614,006
FMC 4.10% 2/1/24	1,100,000	1,094,555
LyondellBasell Industries 5.75% 4/15/24	840,000	943,224

		4,678,158

Commercial Banks–8.20%
•Abbey National Treasury Services 1.818% 4/25/14	1,360,000	1,366,083
#Banco de Costa Rica 144A 5.25% 8/12/18	810,000	807,975
#Banco Nacional de Costa Rica 144A 4.875% 11/1/18	660,000	648,450
#•Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 144A 5.95% 1/30/24	810,000	822,150
BanColombia 5.95% 6/3/21	555,000	579,975
#•Bank Nederlandse Gemeenten 144A 0.416% 7/18/16	3,576,000	3,582,505
#Bank of Georgia 144A 7.75% 7/5/17	745,000	780,853
Bank of Montreal
•0.707% 4/29/14	1,125,000	1,126,656
•0.764% 7/15/16	2,320,000	2,330,804
Bank of Nova Scotia
•0.643% 3/15/16	2,100,000	2,104,502
•0.764% 7/15/16	4,860,000	4,882,638
Barclays Bank 7.625% 11/21/22	600,000	640,500
•BB&T 1.103% 6/15/18	3,635,000	3,664,469
#BBVA Bancomer 144A 6.50% 3/10/21	785,000	832,100
Branch Banking & Trust
•0.538% 5/23/17	2,575,000	2,547,607
•0.564% 9/13/16	1,755,000	1,743,299
#•CoBank 144A 0.843% 6/15/22	425,000	380,209
#Credit Suisse 144A 6.50% 8/8/23	945,000	1,007,606
•Fifth Third Bancorp 5.10% 12/31/49	650,000	576,875

LVIP Delaware Diversified Floating Rate Fund—6

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
•Fifth Third Bank 0.647% 2/26/16	6,390,000	$6,395,010
HSBC Bank
#•144A 0.881% 5/15/18	2,800,000	2,809,078
#144A 4.75% 1/19/21	2,615,000	2,842,667
ING Bank
#•144A 1.886% 9/25/15	1,500,000	1,533,006
#144A 5.80% 9/25/23	785,000	822,318
#•National Australia Bank 144A 0.966% 4/11/14	1,110,000	1,112,140
•National City Bank 0.612% 6/7/17	3,360,000	3,325,785
Northern Trust 3.95% 10/30/25	670,000	654,437
PNC Bank 3.80% 7/25/23	2,790,000	2,711,208
•PNC Funding 0.437% 1/31/14	870,000	870,119
Rabobank 4.625% 12/1/23	1,690,000	1,705,222
Regions Financial 5.75% 6/15/15	385,000	410,371
Royal Bank of Canada
•0.612% 3/8/16	1,755,000	1,759,354
•0.702% 9/9/16	2,490,000	2,502,333
•0.936% 10/30/14	2,100,000	2,112,159
Santander Holdings USA 3.45% 8/27/18	940,000	965,156
#Santander UK 144A 5.00% 11/7/23	1,510,000	1,518,542
#Sberbank of Russia 144A 4.95% 2/7/17	600,000	639,000
#•Standard Chartered 144A 1.189% 5/12/14	1,300,000	1,304,009
•SunTrust Bank 0.528% 8/24/15	1,415,000	1,403,897
SVB Financial Group 5.375% 9/15/20	310,000	342,370
•Svenska Handelsbanken 0.696% 3/21/16	1,385,000	1,388,913
•Toronto-Dominion Bank 0.786% 4/30/18	2,800,000	2,809,005
•Union Bank 0.996% 9/26/16	5,000,000	5,048,055
•USB Capital IX 3.50% 10/29/49	465,000	365,025
VEB Finance
#144A 5.375% 2/13/17	730,000	780,224
#144A 6.025% 7/5/22	370,000	379,250
#Vnesheconombank Via VEB Finance 144A 4.224% 11/21/18	655,000	659,094
Wells Fargo
•0.772% 7/20/16	5,500,000	5,523,012
•0.869% 4/23/18	6,500,000	6,542,796
Zions Bancorp 4.50% 3/27/17	200,000	211,925

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Zions Bancorp (continued) 7.75% 9/23/14	1,260,000	$1,316,325

		93,187,061

Commercial Services & Supplies–0.58%
#•Avis Budget Car Rental 144A 2.996% 12/1/17	2,010,000	2,030,100
Broadridge Financial Solutions 3.95% 9/1/20	845,000	852,568
International Lease Finance
•2.193% 6/15/16	2,725,000	2,752,250
5.875% 4/1/19	105,000	112,350
6.25% 5/15/19	796,000	865,650

		6,612,918

Computers & Peripherals–1.75%
•Apple 0.492% 5/3/18	11,530,000	11,523,008
EMC 2.65% 6/1/20	2,575,000	2,525,593
NetApp 2.00% 12/15/17	4,780,000	4,759,948
#Seagate HDD Cayman 144A 3.75% 11/15/18	1,110,000	1,125,263

		19,933,812

Construction & Engineering–0.10%
#OAS Investments GmbH 144A 8.25% 10/19/19	790,000	774,200
URS
#144A 3.85% 4/1/17	160,000	163,120
#144A 5.00% 4/1/22	200,000	197,320

		1,134,640

Construction Materials–0.27%
#•Cemex 144A 4.999% 10/15/18	2,965,000	3,086,565

		3,086,565

Consumer Finance–3.46%
•Bank of America 0.709% 11/14/16	6,025,000	6,041,189
•Caterpillar Financial Services 0.477% 2/26/16	4,420,000	4,426,444
Fifth Third Bancorp 4.30% 1/16/24	725,000	711,526
•Ford Motor Credit 1.489% 5/9/16	7,800,000	7,919,020
John Deere Capital
•0.536% 10/11/16	8,050,000	8,064,410
0.95% 6/29/15	1,500,000	1,511,591
KeyCorp 2.30% 12/13/18	940,000	934,265
•Toyota Motor Credit 0.528% 5/17/16	1,300,000	1,304,476
•US Bancorp 0.728% 11/15/18	8,340,000	8,373,869

		39,286,790

LVIP Delaware Diversified Floating Rate Fund—7

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Containers & Packaging–0.72%
Beverage Packaging Holdings Luxembourg II
#144A 5.625% 12/15/16	1,000,000	$1,022,500
#144A 6.00% 6/15/17	1,000,000	1,015,000
Packaging Corporation of America 4.50% 11/1/23	790,000	793,595
Rock Tenn
3.50% 3/1/20	490,000	482,617
4.00% 3/1/23	5,145,000	4,923,225

		8,236,937

Diversified Financial Services–4.99%
#•American Honda Finance 144A
0.612% 5/26/16	6,070,000	6,087,579
Bank of America
•0.503% 10/14/16	1,350,000	1,336,487
•1.316% 3/22/18	4,800,000	4,868,736
3.875% 3/22/17	365,000	389,867
•Barclays 8.25% 12/29/49	1,420,000	1,468,813
#CDP Financial 144A 4.40% 11/25/19	600,000	661,376
#•Credit Suisse Group 144A 7.50% 12/11/49	795,000	840,951
ERAC USA Finance
#144A 4.50% 8/16/21	2,650,000	2,766,136
#144A 5.25% 10/1/20	730,000	803,777
General Electric Capital
•0.618% 5/5/26	2,000,000	1,811,794
•1.243% 3/15/23	2,450,000	2,442,731
#144A 3.80% 6/18/19	250,000	262,168
4.375% 9/16/20	135,000	146,525
6.00% 8/7/19	1,470,000	1,726,858
•7.125% 12/15/49	400,000	447,720
#•HBOS Capital Funding 144A 6.071% 6/29/49	3,125,000	3,128,906
#Hyundai Capital America 144A 4.00% 6/8/17	890,000	937,866
•JPMorgan Chase Bank 0.574% 6/13/16	7,955,000	7,917,993
Morgan Stanley 5.00% 11/24/25	1,500,000	1,507,835
National Rural Utilities Cooperative Finance
•0.488% 5/27/16	9,925,000	9,933,665
•0.493% 4/4/14	1,750,000	1,751,148
•0.537% 11/23/16	3,500,000	3,499,416
•4.75% 4/30/43	580,000	541,575
#•USB Realty 144A 1.391% 12/22/49	1,600,000	1,488,000

		56,767,922

Diversified Telecommunication Services–2.81%
AT&T
•0.624% 2/12/16	6,200,000	6,191,252
•1.146% 11/27/18	4,655,000	4,696,043

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
#Brasil Telecom 144A 5.75% 2/10/22	380,000	$353,400
CenturyLink 5.80% 3/15/22	1,395,000	1,384,538
Digicel Group
#144A 8.25% 9/30/20	435,000	452,944
#144A 10.50% 4/15/18	970,000	1,042,750
#Lynx II 144A 6.375% 4/15/23	205,000	209,613
Qwest 6.75% 12/1/21	165,000	180,949
#SBA Tower Trust 144A 2.24% 4/15/18	465,000	458,440
#SES 144A 3.60% 4/4/23	1,290,000	1,209,614
Telefonica Emisiones 3.192% 4/27/18	1,045,000	1,065,315
Telefonica Emisiones SAU 4.57% 4/27/23	625,000	617,461
#Telemar Norte Leste 144A 5.50% 10/23/20	215,000	205,325
Verizon Communications
#•144A 0.442% 3/6/15	1,360,000	1,358,092
•1.993% 9/14/18	7,410,000	7,800,351
2.00% 11/1/16	1,255,000	1,281,433
5.15% 9/15/23	1,715,000	1,844,918
Virgin Media Secured Finance 6.50% 1/15/18	1,500,000	1,558,125

		31,910,563

Electric Utilities–3.64%
#American Transmission Systems 144A 5.25% 1/15/22	2,170,000	2,289,029
Cleveland Electric Illuminating 5.50% 8/15/24	1,825,000	1,972,677
•Duke Energy Indiana 0.596% 7/11/16	5,530,000	5,540,413
•Duke Energy Ohio 0.382% 3/6/15	3,235,000	3,237,543
#•Electricite de France 144A 5.25% 12/29/49	1,500,000	1,494,414
#•Enel SpA 144A 8.75% 9/24/73	445,000	485,547
Entergy Louisiana 4.05% 9/1/23	3,955,000	4,024,280
Entergy Mississippi 3.10% 7/1/23	250,000	232,732
•Georgia Power 0.563% 3/15/16	5,400,000	5,403,316
Great Plains Energy
4.85% 6/1/21	780,000	823,119
f5.292% 6/15/22	1,040,000	1,117,705
LG&E & KU Energy
3.75% 11/15/20	1,015,000	1,028,432
4.375% 10/1/21	700,000	721,025
#MidAmerican Energy Holdings 144A 3.75% 11/15/23	1,525,000	1,490,355
NextEra Energy Capital Holdings 1.20% 6/1/15	1,000,000	1,005,476

LVIP Delaware Diversified Floating Rate Fund—8

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
NextEra Energy Capital Holdings (continued)
3.625% 6/15/23	375,000	$352,422
•6.35% 10/1/66	1,000,000	1,000,621
•NSTAR Electric 0.478% 5/17/16	1,750,000	1,748,607
NV Energy 6.25% 11/15/20	800,000	931,616
Pennsylvania Electric 5.20% 4/1/20	500,000	536,238
•PPL Capital Funding 6.70% 3/30/67	200,000	202,145
Public Service of New Hampshire 3.50% 11/1/23	790,000	775,099
•Southern California Edison 0.297% 10/1/14	5,000,000	5,000,930

		41,413,741

Energy Equipment & Services–0.48%
Cameron International 4.00% 12/15/23	445,000	440,643
Noble Holding International 3.05% 3/1/16	1,300,000	1,339,321
#•Schlumberger Investment 144A 0.792% 9/12/14	3,710,000	3,724,399

		5,504,363

Food & Staples Retailing–1.71%
CVS Caremark 4.00% 12/5/23	2,605,000	2,604,771
Kroger
•0.804% 10/17/16	11,370,000	11,402,802
3.30% 1/15/21	1,065,000	1,059,628
•Walgreen 0.744% 3/13/14	4,400,000	4,404,607

		19,471,808

Food Products–1.99%
#BFF International 144A 7.25% 1/28/20	255,000	283,050
#BRF-Brasil Foods 144A
5.875% 6/6/22	450,000	450,225
•Campbell Soup 0.542% 8/1/14	2,970,000	2,974,330
#Cosan Luxembourg 144A 5.00% 3/14/23	610,000	531,493
General Mills
•0.537% 1/29/16	1,730,000	1,732,389
•0.588% 5/16/14	2,775,000	2,777,747
Ingredion 1.80% 9/25/17	1,500,000	1,463,292
#JBS Investments GmbH 144A 7.75% 10/28/20	1,110,000	1,126,650
•Kellogg 0.469% 2/13/15	6,480,000	6,489,305
Kraft Foods Group
1.625% 6/4/15	3,250,000	3,292,435
3.50% 6/6/22	710,000	693,211
5.375% 2/10/20	445,000	502,711

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
#Want Want China Finance 144A 1.875% 5/14/18	355,000	$ 339,014

		22,655,852

Gas Utilities–0.08%
National Fuel Gas 3.75% 3/1/23	950,000	898,261

		898,261

Health Care Equipment & Supplies–1.15%
•Baxter International 0.413% 12/11/14	5,130,000	5,137,685
Boston Scientific
2.65% 10/1/18	5,565,000	5,609,080
6.00% 1/15/20	465,000	534,520
CareFusion 6.375% 8/1/19	1,615,000	1,829,906

		13,111,191

Health Care Providers & Services–0.25%
Laboratory Corporation of America Holdings 2.20% 8/23/17	210,000	210,868
•Quest Diagnostics 1.098% 3/24/14	2,580,000	2,583,408

		2,794,276

Hotels, Restaurants & Leisure–0.81%
Carnival 1.20% 2/5/16	1,445,000	1,441,746
International Game Technology 5.35% 10/15/23	2,225,000	2,295,092
Marriott International 3.375% 10/15/20	760,000	753,763
Wyndham Worldwide 4.25% 3/1/22	3,815,000	3,729,678
Yum Brands 3.875% 11/1/23	1,070,000	1,037,088

		9,257,367

Household Products–0.17%
•Kimberly-Clark 0.361% 5/15/16	1,950,000	1,952,133

		1,952,133

Independent Power Producers & Energy Traders–0.21%
Exelon Generation
4.00% 10/1/20	1,150,000	1,151,241
4.25% 6/15/22	1,225,000	1,176,089

		2,327,330

Industrial Conglomerates–0.02%
Tyco Electronics Group 1.60% 2/3/15	265,000	267,679

		267,679

Insurance–3.16%
American International Group 8.25% 8/15/18	3,500,000	4,386,778

LVIP Delaware Diversified Floating Rate Fund—9

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Berkshire Hathaway Finance
•0.574% 1/10/14	1,480,000	$1,480,129
2.90% 10/15/20	5,100,000	5,065,346
•Chubb 6.375% 3/29/67	1,045,000	1,136,438
•ING US 5.65% 5/15/53	735,000	714,971
#Liberty Mutual Group 144A 4.25% 6/15/23	2,070,000	2,002,485
#•Metropolitan Life Global Funding I 144A 0.774% 7/15/16	4,500,000	4,527,765
#New York Life Global Funding 144A 1.65% 5/15/17	1,000,000	1,001,916
#•Pricoa Global Funding I 144A 0.508% 8/19/15	2,000,000	2,003,444
#•Principal Life Global Funding II 144A 0.606% 5/27/16	3,170,000	3,177,301
Prudential Financial
•1.021% 8/15/18	8,610,000	8,647,057
•5.625% 6/15/43	630,000	620,550
•5.875% 9/15/42	565,000	577,006
•XL Group 6.50% 12/31/49	530,000	524,038

		35,865,224

Internet Software & Services–0.29%
Amazon.com 2.50% 11/29/22	1,805,000	1,630,263
Baidu 3.25% 8/6/18	1,445,000	1,464,216
eBay 2.60% 7/15/22	275,000	253,402

		3,347,881

IT Services–1.00%
Fidelity National Information Services 3.50% 4/15/23	3,965,000	3,621,163
International Business Machines
1.25% 2/6/17	4,385,000	4,376,892
1.25% 2/8/18	585,000	573,228
Total System Services 2.375% 6/1/18	2,875,000	2,799,945

		11,371,228

Life Sciences Tools & Services–0.12%
Thermo Fisher Scientific
3.20% 5/1/15	525,000	542,250
4.15% 2/1/24	790,000	784,091

		1,326,341

Machinery–0.98%
Crane
2.75% 12/15/18	655,000	652,555
4.45% 12/15/23	3,365,000	3,332,709
Cummins 3.65% 10/1/23	1,330,000	1,314,799
•Eaton 0.573% 6/16/14	1,750,000	1,752,412
Flowserve 4.00% 11/15/23	740,000	721,047

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Machinery (continued)
Ingersoll-Rand Global Holding
#144A 2.875% 1/15/19	615,000	$606,865
#144A 4.25% 6/15/23	2,775,000	2,715,584

		11,095,971

Marine–0.06%
#DP World Sukuk 144A 6.25% 7/2/17	660,000	727,650

		727,650

Media–1.61%
CC Holdings 3.849% 4/15/23	120,000	112,548
COX Communications
#144A 3.25% 12/15/22	835,000	757,014
#144A 6.25% 6/1/18	350,000	399,595
Historic TW 6.875% 6/15/18	430,000	511,728
Myriad International Holdings
#144A 6.00% 7/18/20	420,000	451,500
#144A 6.375% 7/28/17	745,000	835,331
#•NBCUniversal Enterprise 144A 0.929% 4/15/18	10,385,000	10,433,965
NBCUniversal Media 5.15% 4/30/20	450,000	503,672
Omnicom Group 3.625% 5/1/22	565,000	548,116
#Sirius XM Radio 144A 4.625% 5/15/23	865,000	784,988
Thomson Reuters 4.30% 11/23/23	1,080,000	1,086,815
Time Warner Cable
5.85% 5/1/17	1,240,000	1,353,493
8.25% 4/1/19	400,000	469,111

		18,247,876

Metals & Mining–0.73%
ArcelorMittal 10.35% 6/1/19	415,000	527,050
Barrick Gold 4.10% 5/1/23	1,225,000	1,109,358
BHP Billiton Finance USA 3.25% 11/21/21	155,000	154,348
Freeport-McMoRan Copper & Gold 3.875% 3/15/23	385,000	364,766
#Metalloinvest Finance 144A 5.625% 4/17/20	1,040,000	1,014,000
#MMC Norilsk Nickel OJSC via MMC Finance 144A 5.55% 10/28/20	819,000	817,976
Nucor 4.00% 8/1/23	430,000	420,583
•Rio Tinto Finance USA 1.084% 6/17/16	1,975,000	1,990,217
#Samarco Mineracao 144A 5.75% 10/24/23	510,000	506,175
Teck Resources 3.75% 2/1/23	595,000	555,662
Vale Overseas 5.625% 9/15/19	315,000	343,314

LVIP Delaware Diversified Floating Rate Fund—10

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
#Vedanta Resources 144A 6.00% 1/31/19	450,000	$437,625

		8,241,074

Multi-Utilities–0.95%
Ameren Illinois 9.75% 11/15/18	385,000	509,201
CenterPoint Energy 6.50% 5/1/18	850,000	992,746
#GDF Suez 144A 1.625% 10/10/17	1,775,000	1,758,654
•Integrys Energy Group 6.11% 12/1/66	870,000	874,926
NiSource Finance 5.45% 9/15/20	570,000	634,733
SCANA 4.125% 2/1/22	1,080,000	1,050,598
Sempra Energy
•1.003% 3/15/14	3,675,000	3,680,483
2.875% 10/1/22	495,000	456,625
•Wisconsin Energy 6.25% 5/15/67	856,000	883,416

		10,841,382

Office Electronics–0.00%
Xerox 6.35% 5/15/18	40,000	45,759

		45,759

Oil, Gas & Consumable Fuels–7.33%
Apache 1.75% 4/15/17	730,000	732,059
•BP Capital Markets 0.658% 11/7/16	2,985,000	2,999,722
#CNOOC Curtis Funding 144A 4.50% 10/3/23	355,000	353,019
#CNOOC Finance 2012 144A 3.875% 5/2/22	360,000	347,389
Continental Resources 4.50% 4/15/23	1,945,000	1,974,175
•Devon Energy 0.784% 12/15/16	5,325,000	5,338,137
Ecopetrol
4.25% 9/18/18	860,000	909,450
7.625% 7/23/19	590,000	702,100
El Paso Pipeline Partners Operating 6.50% 4/1/20	1,695,000	1,955,045
•Enbridge 0.897% 10/1/16	5,230,000	5,253,425
•Enbridge Energy Partners 8.05% 10/1/37	1,090,000	1,207,564
Energy Transfer Partners 3.60% 2/1/23	1,890,000	1,753,536
Enterprise Products Operating 3.20% 2/1/16	50,000	52,183
•7.034% 1/15/68	995,000	1,100,447
#KazMunayGas National JSC 144A 9.125% 7/2/18	750,000	912,188

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners
3.50% 9/1/23	1,245,000	$1,145,435
6.00% 2/1/17	775,000	869,307
Lukoil International Finance 6.125% 11/9/20	610,000	663,985
Newfield Exploration 5.625% 7/1/24	430,000	430,000
ONGC Videsh 2.50% 5/7/18	760,000	717,926
Pacific Rubiales Energy
#144A 5.375% 1/26/19	1,045,000	1,055,450
#144A 7.25% 12/12/21	610,000	649,650
Pertamina Persero
#144A 4.30% 5/20/23	235,000	205,625
#144A 4.875% 5/3/22	555,000	510,600
•Petrobras Global Finance 2.384% 1/15/19	2,845,000	2,795,213
Petrobras International Finance 5.375% 1/27/21	37,000	36,903
Petrohawk Energy
7.25% 8/15/18	405,000	437,603
7.875% 6/1/15	1,100,000	1,129,150
Plains All American Pipeline 5.00% 2/1/21	640,000	705,579
Plains Exploration & Production 6.50% 11/15/20	660,000	729,213
•Shell International Finance BV 0.451% 11/15/16	10,425,000	10,441,263
Statoil
•0.531% 5/15/18	4,870,000	4,875,445
•0.699% 11/8/18	7,240,000	7,283,179
Sunoco Logistics Partners Operations 3.45% 1/15/23	2,475,000	2,278,473
•Total Capital Canada 0.624% 1/15/16	1,500,000	1,508,690
•Total Capital International 0.809% 8/10/18	6,060,000	6,099,948
TransCanada PipeLines
•0.927% 6/30/16	7,732,000	7,809,467
•6.35% 5/15/67	1,485,000	1,526,558
Williams Partners
4.50% 11/15/23	2,205,000	2,194,341
7.25% 2/1/17	575,000	663,522
#Woodside Finance 144A 8.125% 3/1/14	475,000	480,887
#YPF 144A 8.875% 12/19/18	465,000	484,763

		83,318,614

Paper & Forest Products–0.13%
Georgia-Pacific 8.00% 1/15/24	1,125,000	1,450,566

		1,450,566

LVIP Delaware Diversified Floating Rate Fund—11

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals–4.13%
AbbVie
•0.998% 11/6/15	3,210,000	$3,244,491
1.20% 11/6/15	2,300,000	2,324,435
Allergan 1.35% 3/15/18	4,500,000	4,389,611
•Merck 0.598% 5/18/18	9,495,000	9,530,179
Mylan
#144A 2.60% 6/24/18	7,835,000	7,847,771
#144A 3.125% 1/15/23	405,000	368,239
•Pfizer 0.543% 6/15/18	11,140,000	11,152,867
Zoetis 1.875% 2/1/18	8,133,000	8,074,036

		46,931,629

Real Estate Investment Trusts–1.47%
Alexandria Real Estate Equities
3.90% 6/15/23	305,000	284,759
4.60% 4/1/22	725,000	730,741
#American Tower Trust I 144A 1.551% 3/15/18	2,505,000	2,448,385
CBL & Associates 5.25% 12/1/23	850,000	850,496
Corporate Office Properties
3.60% 5/15/23	465,000	422,269
5.25% 2/15/24	1,040,000	1,058,391
CubeSmart 4.375% 12/15/23	440,000	430,758
DDR 4.625% 7/15/22	115,000	117,498
Digital Realty Trust 5.25% 3/15/21	1,300,000	1,328,750
Duke Realty 3.625% 4/15/23	415,000	383,773
Host Hotels & Resorts
3.75% 10/15/23	2,090,000	1,941,700
4.75% 3/1/23	140,000	141,206
5.25% 3/15/22	545,000	569,065
Liberty Property 4.40% 2/15/24	860,000	846,144
Mid-America Apartments 4.30% 10/15/23	1,575,000	1,534,294
National Retail Properties
3.30% 4/15/23	410,000	372,959
3.80% 10/15/22	155,000	147,942
ProLogis 3.35% 2/1/21	225,000	218,843
UDR
3.70% 10/1/20	425,000	427,900
4.625% 1/10/22	255,000	262,458
Weingarten Realty Investors
3.50% 4/15/23	460,000	423,711
4.45% 1/15/24	770,000	755,707
Weyerhaeuser 4.625% 9/15/23	965,000	981,119

		16,678,868

Road & Rail–1.21%
•Canadian National Railway 0.438% 11/6/15	7,580,000	7,588,997

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Road & Rail (continued)
•Kansas City Southern de Mexico 0.937% 10/28/16	4,950,000	$4,954,782
#Korea Expressway 144A 1.875% 10/22/17	360,000	353,601
Norfolk Southern 3.85% 1/15/24	915,000	900,620

		13,798,000

Semiconductors & Semiconductor Equipment–0.34%
Altera 2.50% 11/15/18	1,070,000	1,062,152
Maxim Integrated Products 2.50% 11/15/18	1,035,000	1,027,423
National Semiconductor 6.60% 6/15/17	500,000	584,788
#Samsung Electronics America 144A 1.75% 4/10/17	1,200,000	1,193,257

		3,867,620

Software–0.70%
Microsoft 2.125% 11/15/22	385,000	348,497
•Oracle 0.824% 1/15/19	7,520,000	7,559,059

		7,907,556

Specialty Retail–0.23%
Home Depot 3.75% 2/15/24	900,000	897,673
QVC 4.375% 3/15/23	1,835,000	1,718,802

		2,616,475

Trading Companies & Distributors–0.06%
#Glencore Funding 144A 2.50% 1/15/19	670,000	649,533

		649,533

Water Utilities–0.13%
American Water Capital 3.85% 3/1/24	1,455,000	1,440,443

		1,440,443

Wireless Telecommunication Services–1.01%
•America Movil 1.244% 9/12/16	5,030,000	5,085,541
#Crown Castle Towers 144A 4.883% 8/15/20	1,615,000	1,696,743
#ENTEL Chile 144A 4.875% 10/30/24	565,000	553,338
#Millicom International Cellular 144A 6.625% 10/15/21	860,000	893,970
•Vodafone Group 0.623% 2/19/16	3,200,000	3,200,198

		11,429,790

Total Corporate Bonds (Cost $792,532,784)		794,338,063

LVIP Delaware Diversified Floating Rate Fund—12

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS–1.47%
Fairfax County, Virginia Series B 5.00% 4/1/24	380,000	$449,532
Golden State Tobacco Securitization Series A-1 4.50% 6/1/27	1,500,000	1,263,915
•Kentucky Higher Education Student Loan Revenue Series 1 Class A-1 0.742% 5/1/20	60,000	60,035
•Missouri Higher Education Loan Authority Student Revenue Class A-1 0.00% 8/27/29	523,369	525,771
•New Mexico Educational Assistance Foundation (Libor Floating) Series A-3 1.438% 12/1/38	580,000	576,891
New York City Transitional Finance Authority (New York City Recovery) Series 135.00% 11/1/22	15,000	17,448
New York City, New York Series I 5.00% 8/1/22	350,000	401,163
New York State Thruway Authority Series A 5.00% 5/1/19	575,000	660,370
North Texas Higher Education Authority Student Loan Revenue (Libor Floating)
•Series 1 1.347% 4/1/40	557,663	566,725
•Series 1 Class A-2 1.146% 7/1/30	925,000	924,454
Oklahoma Student Loan Authority Revenue (Libor-Indexed)
•Series 1 0.00% 6/1/40	1,657,371	1,662,542
•Series 2010-A Class A2A 1.439% 9/1/37	655,000	657,496
Prince George’s County, Maryland Consolidated Public Improvement Series A 5.00% 3/1/22	205,000	241,787
•State of California Series D 0.819% 12/1/28	5,000,000	5,014,800
•State of Connecticut Series A 1.59% 3/1/21	1,750,000	1,770,283
State of Georgia Series D 5.00% 2/1/23	540,000	642,740
State of Maryland Local Facilities Series A 5.00% 8/1/21	415,000	493,140
State of North Carolina Series C 5.00% 5/1/22	470,000	557,439
Texas A&M University
Series D 5.00% 5/15/22	100,000	118,186
Series D 5.00% 5/15/23	105,000	123,440

Total Municipal Bonds (Cost $16,831,807)		16,728,157

NON-AGENCY ASSET-BACKED SECURITIES–9.70%
•Ally Master Owner Trust Series 2013-2 A 0.617% 4/15/18	600,000	598,757

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•American Express Credit Account Master Trust Series 2011-1 B 0.867% 4/17/17	2,000,000	$2,004,682
•American Express Credit Account Secured Note Trust Series 2012-4 A 0.407% 5/15/20	1,000,000	996,723
#•Avenue CLO II Series 2005-2A A1L 144A 0.496% 10/30/17	1,144,264	1,140,350
#•Avenue Fund Series 2007-6A A1 144A 0.469% 7/17/19	1,097,787	1,086,798
#•Babson Series 2005-3A A 144A 0.489% 11/10/19	576,952	569,971
#•BMW Floorplan Master Owner Trust Series 2012-1A A 144A 0.567% 9/15/17	2,500,000	2,503,863
#•Cabela’s Master Credit Card Trust Series 2012-1A A2 144A 0.697% 2/18/20	3,000,000	3,011,124
Capital One Multi-Asset Execution Trust
•Series 2007-A1 A1 0.217% 11/15/19	4,979,000	4,938,093
•Series 2013-A2 A2 0.347% 2/15/19	1,654,000	1,651,646
Chase Issuance Trust
•Series 2007-A5 A5 0.207% 3/15/19	3,000,000	2,971,149
•Series 2012-A6 A 0.297% 8/15/17	1,000,000	998,763
•Series 2012-A9 A9 0.317% 10/16/17	2,000,000	1,998,410
•Series 2013-A3 A3 0.447% 4/15/20	2,150,000	2,142,112
•Series 2013-A9 A 0.589% 11/16/20	1,000,000	1,000,000
#•Chesapeake Funding Series 2012-2A A 144A 0.615% 5/7/24	4,321,934	4,315,118
#•Citibank Omni Master Trust Series 2009-A14A A14 144A 2.917% 8/15/18	3,000,000	3,045,315
Discover Card Execution Note Trust
•Series 2010-A2 A1 0.747% 3/15/18	8,000,000	8,054,096
•Series 2013-A3 A3 0.347% 10/15/18	5,755,000	5,745,637
•Discover Card Master Trust Series 2013-A1 A1 0.467% 8/17/20	2,000,000	2,006,510
#Enterprise Fleet Financing Series 2012-1 A2 144A 1.14% 11/20/17	114,090	114,327
#•Flagship Series 2005-4A AFUN 144A 0.489% 6/1/17	312,085	309,626

LVIP Delaware Diversified Floating Rate Fund—13

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust
#•Series 2001-3 A2 144A 1.867% 2/15/17	1,015,000	$1,030,834
•Series 2013-1 A2 0.547% 1/15/18	3,000,000	3,003,705
GE Dealer Floorplan Master Note Trust
•Series 2012-2 A 0.917% 4/22/19	3,000,000	3,024,939
•Series 2013-1 A 0.567% 4/20/18	1,165,000	1,165,811
Golden Credit Card Trust
#Series 2012-5A A 144A 0.79% 9/15/17	180,000	180,140
#•Series 2013-2A A 144A 0.597% 9/15/18	3,850,000	3,854,197
#•Halcyon Structured Asset Management Long Secured Series 2007-2A A1A 144A 0.487% 10/29/21	4,074,243	3,993,491
#•KKR CLO Trust Series 2013-1A A1 144A 1.394% 7/15/25	3,605,000	3,557,883
#•LCM VI Series 6A A 144A 0.468% 5/28/19	999,000	978,161
#•LightPoint CLO V Series 2006-5A A1 144A 0.489% 8/5/19	1,901,675	1,878,018
#•MAPS CLO Fund II Series 2007-2A A1 144A 0.482% 7/20/22	3,000,000	2,935,140
#Master Credit Card Trust Series 2012-2A A 144A 0.78% 4/21/17.	1,600,000	1,597,371
#•Mountain View CLO III Series 2007-3A A1 144A 0.461% 4/16/21	3,469,062	3,420,807
#•Navistar Financial Dealer Note Master Trust Series 2013-2 A 144A 0.845% 9/25/18	2,000,000	2,008,042
Nissan Master Owner Trust Receivables
•Series 2012-A A 0.637% 5/15/17	1,100,000	1,103,198
•Series 2013-A A 0.467% 2/15/18	1,290,000	1,289,723
#•NYLIM Flatiron Series 2006-1A A2A 144A 0.459% 8/8/20	440,444	434,797
#•OCP CLO Series 2013-4A A1A 144A 1.638% 10/24/25	3,000,000	2,977,500
#•PFS Financing Series 2013-AA A 144A 0.717% 2/15/18	1,900,000	1,898,807
#•Prospero CLO I BV Series I-A A2 144A 0.77% 3/20/17	2,993,129	2,984,688
#•Sudbury Mill CLO Series 2013-1A X 144A 1.238% 1/17/26	1,730,000	1,730,000

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Telos CLO 2013-4
#•Series 2013-4A A 144A 1.567% 7/17/24	3,000,000	$2,967,000
#•Series 2013-4A X 144A 1.217% 7/17/24	2,250,000	2,250,000
#•Trade MAPS 1 Series 2013-1A A 144A 0.87% 12/10/16	2,000,000	2,003,680
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.567% 10/15/15	3,705,000	3,752,470
#•Volkswagen Credit Auto Master Trust Series 2011-1A 144A 0.847% 9/20/16	3,000,000	3,021,363

Total Non-Agency Asset-Backed Securities (Cost $110,102,358)		110,244,835

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION–0.17%
•Fannie Mae Connecticut Avenue Securities Series 2013-C01 M1 2.165% 10/25/23 .	1,950,347	1,959,251

Total Non-Agency Collateralized Mortgage Obligation (Cost $1,950,347)		1,959,251

ΔREGIONAL BOND–0.09%
Canada–0.09%
Nova Scotia Province 2.375% 7/21/15	1,000,000	1,028,483

		1,028,483

Total Regional Bond (Cost $1,023,128)		1,028,483

«SENIOR SECURED LOANS–12.40%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20	2,872,850	2,893,200
Allegion US Holding Tranche B 3.00% 12/26/20	3,000,000	3,013,125
Aramark Tranche D 4.00% 9/30/19	955,000	959,775
Avis Budget Car Rental Tranche B 1st Lien 3.00% 3/15/19	1,806,350	1,807,479
Bally Technologies Tranche B 4.25% 8/22/20	2,236,900	2,248,784
Berry Plastics Group Tranche E 3.75% 12/18/20	1,500,000	1,500,235
BMC Software 1st Lien 5.00% 9/10/20	1,000,000	1,005,625
Burlington Coat Factory Warehouse Tranche B2 4.00% 2/23/17	1,974,830	1,994,167

LVIP Delaware Diversified Floating Rate Fund—14

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Calpine Construction Finance Tranche B 3.00% 5/1/20	2,820,825	$2,801,432
Charter Communications Operating 3.00% 7/1/20	3,925,275	3,889,396
Chrysler Group Tranche B 4.25% 5/24/17	124,046	124,666
Clear Channel Communications Tranche B 3.65% 1/29/16	3,500,000	3,394,636
Community Health System 3.74% 1/25/17	750,000	756,680
Crown Castle Operating Tranche B 3.25% 1/31/19	1,999,696	2,001,855
CSC Holdings Tranche B 2.67% 4/9/20	2,905,400	2,878,389
Darling International Tranche B 3.25% 10/5/20	820,000	829,225
Davita Tranche B 4.50% 10/20/16	746,532	751,477
Delta Air Lines Tranche B 1st Lien 3.50% 4/20/17	874,340	880,897
Dynegy Tranche B2 4.00% 4/16/20	746,250	749,592
Emdeon 1st Lien 3.75% 11/2/18	1,387,035	1,392,670
Endo Pharmaceut Holdings Tranche B 4.00% 6/17/18	86,500	86,662
Energy Transfer Equity 1st Lien 3.25% 12/2/19	1,000,000	997,292
EP Energy Tranche B3 2nd Lien 3.50% 4/24/18	1,333,333	1,335,695
First Data 1st Lien 4.16% 4/5/17	2,590,209	2,598,844
Flying Fortress 1st Lien 3.50% 6/30/17	1,000,000	1,003,438
Gardner Denver 1st Lien 4.25% 7/23/20	997,500	998,350
Generac Power Systems Tranche B 3.50% 5/10/20	348,238	348,674
Gray Television 4.50% 10/11/19	18,622	18,738
HD Supply Tranche B 4.50% 10/12/17	2,083,894	2,104,076
Hilton Worldwide Finance Tranche B2 3.75% 10/25/20	3,157,895	3,182,143

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Hologic Tranche B 3.75% 8/1/19	361,080	$363,788
Houghton International 1st Lien 4.00% 12/10/19	1,252,375	1,256,289
HUB International Tranche B 1st Lien 4.75% 9/17/20	1,995,000	2,016,820
Hudson’s Bay Tranche B 1st Lien 4.75% 10/7/20	3,000,000	3,051,563
Huntsman International Tranche B 3.50% 10/11/20	3,000,000	3,015,000
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	1,039,536	1,048,632
Immucor Tranche B2 5.00% 8/19/18	449,725	453,098
Ineos US Finance
4.00% 5/4/18	2,260,000	2,269,888
5.50% 5/4/15	489,310	492,164
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	2,937,881	2,967,260
Kinetic Concepts Tranche D1 4.50% 5/4/18	1,992,479	2,011,471
Landry’s Tranche B 4.75% 4/24/18	1,245,283	1,256,698
Las Vegas Sands Tranche B 3.25% 12/16/20	4,000,000	4,001,428
Level 3 Financing Tranche B 4.00% 1/15/20	2,665,000	2,686,986
LTS Buyer 1st Lien 4.50% 3/15/20	995,000	1,001,219
MGM Resorts International 3.50% 12/20/19	1,741,206	1,743,111
Mission Broadcasting Tranche B2 1st Lien 3.75% 10/1/20	885,654	890,082
MultiPlan Tranche B 4.00% 8/18/17	768,497	775,496
Neiman Marcus Group 5.00% 10/18/20	3,500,000	3,544,062
Nexstar Broadcasting Tranche B2 3.75% 9/24/20	2,999,346	3,014,343
Novelis Tranche B 3.75% 3/10/17	199,561	200,642
NRG Energy Tranche B 2.75% 7/1/18	485,116	484,600
Nuveen Investments 1st Lien 4.00% 5/13/17	3,325,000	3,307,595

LVIP Delaware Diversified Floating Rate Fund—15

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Nuveen Investments 2nd Lien 6.50% 2/28/19	1,155,000	$1,136,520
Open Text Tranche B 3.25% 12/19/20	2,450,000	2,458,167
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	570,350	572,448
Otter Products Tranche B 5.25% 4/29/19	1,706,250	1,707,850
Peabody Energy Tranche B 4.25% 9/20/20	2,992,500	3,017,936
Penn National Gaming Tranche B 3.25% 10/25/20	1,500,000	1,505,860
PQ Tranche B 4.50% 8/7/17	697,268	703,732
PVH Tranche B 3.25% 12/19/19	1,473,857	1,484,603
Reynolds & Reynolds Tranche B 2.17% 4/21/16	922,838	928,605
Rite Aid 2nd Lien 4.875% 6/13/21	750,000	763,313
Royalty Pharma Tranche B2 1st Lien 3.25% 5/9/18	2,485,211	2,496,084
Samson Investment 2nd Lien 5.00% 9/25/18	815,000	819,415
Scientific Games International 4.25% 5/22/20	1,585,000	1,588,368
Sealed Air Tranche B 3.00% 10/3/18	2,366,280	2,379,961
Seminole Tribe of Florida Tranche B 3.00% 4/11/20	4,711,481	4,720,286
Smart & Final Tranche B 1st Lien 4.50% 11/15/19	2,012,476	2,011,847
Sophia LP Tranche B 1st Lien 4.50% 7/19/18	171,752	172,897
Sprouts Farmers 4.00% 4/12/20	872,887	876,160
Sungard Data Systems 1st Lien 4.50% 12/4/19	138,600	139,683
Swift Transportation Tranche B2 1st Lien 4.00% 12/21/17	149,036	150,215
Transdigm Tranche C 3.75% 2/7/20	3,130,439	3,140,437
TW Telecom Holdings 1st Lien 2.50% 4/5/20	3,681,500	3,685,334
United Airlines Tranche B 1st Lien 4.00% 3/12/19	357,300	360,092

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Univision Communications 1st Lien 4.00% 3/1/20	1,083,691	$1,089,222
Univision Communications Tranche C1 1st Lien 4.50% 2/22/20	438,767	441,646
Univision Communications Tranche C2 4.50% 2/6/20	994,987	1,000,709
US Air Tranche B1 1st Lien 4.25% 5/21/19	1,000,000	1,008,000
USI Insurance Services Tranche B 4.25% 12/14/19	1,642,588	1,653,880
Valeant Pharma Term Tranche B Series C 3.75% 12/11/19	3,703,125	3,735,912
Valeant Pharmaceuticals Tranche B 4.50% 5/30/20	1,290,250	1,300,196
Visant 5.25% 12/22/16	170,053	167,432
Wide Open West Finance 4.75% 3/27/19	1,508,600	1,518,854
Windstream Tranche B3 1st Lien 3.50% 8/8/19	1,086,250	1,089,645
Windstream Tranche B4 3.50% 1/8/20	495,000	496,547
Zayo Group Tranche B 1st Lien 4.00% 7/2/19	232,056	232,563

Total Senior Secured Loans (Cost $140,225,003)		140,953,871

ΔSOVEREIGN BONDS–1.20%

Brazil–0.16%
#Banco Nacional de Desenvolvimento Economico e Social 144A 3.375% 9/26/16	1,765,000	1,787,063

		1,787,063

Colombia–0.07%
•Colombia Government International Bond 2.038% 11/16/15	760,000	752,400

		752,400

Iceland–0.07%
#Republic of Iceland 144A 5.875% 5/11/22	790,000	807,122

		807,122

LVIP Delaware Diversified Floating Rate Fund—16

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Netherlands–0.04%
Republic of Angola Via Northern Lights III 7.00% 8/16/19	345,000	$374,325

		374,325

Norway–0.57%
#•Kommunalbanken
144A 0.258% 1/26/15	2,000,000	2,000,456
144A 0.367% 10/31/16	3,000,000	3,006,900
144A 0.417% 2/20/18	1,500,000	1,499,679

		6,507,035

Sweden–0.24%
•Svensk Exportkredit
0.539% 1/23/17	2,200,000	2,207,742
0.989% 8/14/14	550,000	552,911

		2,760,653

Turkey–0.05%
#Hazine Mustesarligi Varlik Kiralama AS 144A 4.557% 10/10/18	605,000	597,438

		597,438

Total Sovereign Bonds (Cost $13,610,805)		13,586,036

SUPRANATIONAL BANK–0.15%
#•International Finance Facility for Immunisation 0.433% 7/5/16	1,715,000	1,715,952

Total Supranational Bank (Cost $1,715,000)		1,715,952

U.S. TREASURY OBLIGATION–0.03%
U.S. Treasury Note 1.25% 11/30/18	285,000	278,922

Total U.S. Treasury Obligation (Cost $281,649)		278,922

	Number of Shares

PREFERRED STOCK–0.28%
CoBank 6.125%	13,150	1,075,424
•Integrys Energy Group 6.00%	49,900	1,195,105
National Retail Properties 5.70%	15,325	291,175
Public Storage 5.20%	10,200	192,270
Qwest 6.125%	18,550	351,523

Total Preferred Stock (Cost $3,664,375)		3,105,497

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–4.55%
Dreyfus Treasury & Agency Cash Management Fund	51,727,500	$51,727,500

Total Money Market Fund (Cost $51,727,500)		51,727,500

LVIP Delaware Diversified Floating Rate Fund—17

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.72% (Cost $1,142,263,803)	$1,144,816,009
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.72%)	(8,130,300)

NET ASSETS APPLICABLE TO 112,136,341 SHARES OUTSTANDING–100.00%	$1,136,685,709

NET ASSET VALUE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($431,103,637 / 42,528,753 Shares)	$10.137

NET ASSET VALUE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($705,582,072 / 69,607,588 Shares)	$10.137

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$1,136,104,803
Distributions in excess of net investment income	(410,851)
Accumulated net realized loss on investments	(2,541,800)
Net unrealized appreciation of investments and derivatives.	3,533,557

Total net assets	$1,136,685,709

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2013, the aggregate value of Rule 144A securities was $245,704,032, which represents 21.62% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

•	Variable rate security. The rate shown is the rate as of December 31, 2013. Interest rates reset periodically.

«	Of this amount, $26,341,353 represents payable for securities purchased, $211,508 represents fund shares redeemed and $6,177,653 pledged as collateral for swap contracts as of December 31, 2013.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2013.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2013.

The following swap contracts were outstanding at December 31, 2013:1

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]		Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Appreciation:
DB	CDX.EM.20		1,895,000	5.00%	12/20/18	$10,730

Total						$10,730

	Depreciation:
JPMC	ICE - CDX.NA.IG.21		10,000,000	1.00%	12/20/18	(82,219)
JPMC	ICE - ITRAXX Europe Crossover 20. 1	EUR	6,055,000	5.00%	12/20/18	(414,096)

Total						$(496,315)

Interest Rate Swap Contracts

Counterparty & Referenced Obligation	Notional Value[2]	Fixed Interest Rate Paid	Floating Interest Rate Received	Termination Date	Unrealized Appreciation (Depreciation)
CME
5 yr Interest Rate Swap	63,300,000	1.700%	0.244%	7/11/18	$(352,726)
5 yr Interest Rate Swap	15,000,000	1.788%	0.244%	9/19/18	(84,994)
7 yr Interest Rate Swap	14,000,000	2.149%	0.242%	10/21/20	248,908

LVIP Delaware Diversified Floating Rate Fund—18

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

Interest Rate Swap Contracts (continued)

Counterparty & Referenced Obligation	Notional Value[2]	Fixed Interest Rate Paid	Floating Interest Rate Received	Termination Date	Unrealized Appreciation (Depreciation)
10 yr Interest Rate Swap	56,000,000	2.880%	0.244%	7/11/23	674,562
10 yr Interest Rate Swap	10,200,000	2.998%	0.244%	9/19/23	50,534
10 yr Interest Rate Swap	15,000,000	2.769%	0.242%	10/21/23	394,255
LCH 5 yr Interest Rate Swap	13,200,000	1.214%	0.241%	6/11/18	185,088
Morgan Stanley
3 yr Interest Rate Swap	44,300,000	0.488%	0.244%	4/8/16	85,649
7 yr Interest Rate Swap	40,000,000	1.396%	0.242%	3/6/20	1,955,863

Total	271,000,000				$3,157,139

The use of swap contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

2 Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CDX.NA.IG–Credit Default Swap Index North America Investment Grade

CME–Chicago Mercantile Exchange Inc.

DB–Deutsche Bank

EUR–European Monetary Unit

GNMA–Government National Mortgage Association

ICE–IntercontinentalExchange, Inc.

JPMC–JPMorgan Chase Bank

LCH–LCH.Clearnet Limited

REMIC–Real Estate Mortgage Investment Conduit

yr–year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund—19

LVIP Delaware Diversified Floating Rate Fund	LVIP Delaware Diversified Floating Rate Fund
Statement of Operations	Statements of Changes in Net Assets
Year Ended December 31, 2013

INVESTMENT INCOME:
Interest	$14,982,937
Dividends	143,045

15,125,982

EXPENSES:
Management fees	4,259,033
Distribution fees-Service Class	1,010,632
Accounting and administration expenses	267,482
Pricing fees	91,974
Reports and statements to shareholders	59,196
Professional fees.	52,058
Custodian fees	16,702
Trustees’ fees and expenses	13,661
Consulting fees	7,319
Other	5,437

Total operating expenses	5,783,494

NET INVESTMENT INCOME	9,342,488

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,357,500)
Foreign currencies	(884,641)
Foreign currency exchange contracts	(783,376)
Futures contracts	1,416
Swap contracts	3,705,273

Net realized gain	681,172

Net change in unrealized appreciation (depreciation) of:
Investments	(4,890,353)
Foreign currencies	30,582
Foreign currency exchange contracts	51,450
Swap contracts	85,217

Net change in unrealized appreciation (depreciation)	(4,723,104)

NET REALIZED AND UNREALIZED LOSS	(4,041,932)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,300,556

See accompanying notes, which are an integral part of the financial statements.

	Year Ended

	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,342,488	$5,381,052
Net realized gain (loss)	681,172	(2,656,349)
Net change in unrealized appreciation (depreciation)	(4,723,104)	8,920,371

Net increase in net assets resulting from operations	5,300,556	11,645,074

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,796,217)	(2,907,931)
Service Class	(2,752,017)	(2,332,723)
Return of capital:
Standard Class	(364,084)	—
Service Class	(595,904)	—

	(6,508,222)	(5,240,654)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	219,320,848	139,893,386
Service Class	552,164,143	108,700,040
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,160,301	2,907,931
Service Class	3,347,921	2,332,723

	777,993,213	253,834,080

Cost of shares redeemed:
Standard Class	(14,835,842)	(6,591,399)
Service Class	(57,378,866)	(42,140,841)

	(72,214,708)	(48,732,240)

Increase in net assets derived from capital share transactions	705,778,505	205,101,840

NET INCREASE IN NET ASSETS	704,570,839	211,506,260
NET ASSETS:
Beginning of year	432,114,870	220,608,610

End of year	$1,136,685,709	$432,114,870

Distributions in excess of net investment income	$(410,851)	$(1,137,235)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund—20

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Standard Class

	12/31/13	Year Ended 12/31/12	12/31/11	5/3/10[1] to 12/31/10

Net asset value, beginning of period	$10.136	$9.866	$10.089	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.144	0.193	0.188	0.134
Net realized and unrealized gain (loss)	(0.068)	0.223	(0.213)	0.018

Total from investment operations	0.076	0.416	(0.025)	0.152

Less dividends and distributions from:
Net investment income	(0.066)	(0.146)	(0.190)	(0.063)
Net realized gain	—	—	(0.008)	—
Return of capital	(0.009)	—	—	—

Total dividends and distributions	(0.075)	(0.146)	(0.198)	(0.063)

Net asset value, end of period	$10.137	$10.136	$9.866	$10.089

Total return[3]	0.75%	4.22%	(0.24% )	1.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$431,104	$224,190	$85,546	$71,412
Ratio of expenses to average net assets	0.65%	0.69%	0.71%	0.78%
Ratio of net investment income to average net assets	1.42%	1.90%	1.86%	2.00%
Portfolio turnover	81%	88%	80%	40%

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Service Class
	12/31/13	Year Ended 12/31/12	12/31/11	5/3/10[1] to 12/31/10

Net asset value, beginning of period	$10.135	$9.866	$10.086	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.118	0.167	0.162	0.119
Net realized and unrealized gain (loss)	(0.067)	0.224	(0.212)	0.015

Total from investment operations	0.051	0.391	(0.050)	0.134

Less dividends and distributions from:
Net investment income	(0.040)	(0.122)	(0.162)	(0.048)
Net realized gain	—	—	(0.008)	—
Return of capital	(0.009)	—	—	—

Total dividends and distributions	(0.049)	(0.122)	(0.170)	(0.048)

Net asset value, end of period	$10.137	$10.135	$9.866	$10.086

Total return[3]	0.51%	3.96%	(0.49% )	1.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$705,582	$207,925	$135,063	$13,128
Ratio of expenses to average net assets	0.90%	0.94%	0.96%	1.03%
Ratio of net investment income to average net assets	1.17%	1.65%	1.61%	1.75%
Portfolio turnover	81%	88%	80%	40%

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Future contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Delaware Diversified Floating Rate Fund–23

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.60% of the first $500 million of the average daily net assets of the Fund and 0.55% of the average daily net assets of the Fund in excess of $500 million.

Due to a corporate organizational restructuring, effective after the close of business on June 30, 2013, the investment subadvisory services provided by Delaware Management Company (DMC) are now provided by Delaware Investments Fund Advisers (DIFA). Both DMC and DIFA are series of the same Delaware Management Business Trust. DIFA, as the Fund’s Sub-Advisor, is responsible for the day-to-day management of the Fund’s investment portfolio. No change in the Fund’s portfolio management (personnel, objectives, strategies) occurred as a result of the corporate restructuring. LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets to the Sub-Advisor for its services.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $31,385 and $5,702, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$532,630
Distribution fees payable to LFD	143,905

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $1,180,460,702 and sales of $504,488,775 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2013, the Fund made purchases of $65,297,651 and sales of $64,929,437 of long-term U.S. government securities.

LVIP Delaware Diversified Floating Rate Fund–24

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,142,664,426

Aggregate unrealized appreciation	$7,590,431
Aggregate unrealized depreciation	(5,438,848)

Net unrealized appreciation	$2,151,583

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level	1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level

2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level	3–inputs aresignificant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$107,078,029	$9,924,500	$117,002,529
Corporate Debt	—	939,639,779	—	939,639,779
Foreign Debt	—	16,330,471	—	16,330,471
Municipal Bonds	—	16,728,157	—	16,728,157
U.S. Treasury Obligation	—	278,922	—	278,922
Preferred Stock	2,033,227	1,075,424	—	3,108,651
Money Market Fund	51,727,500	—	—	51,727,500

Total	$53,760,727	$1,081,130,782	$9,924,500	$1,144,816,009

Swap Contracts	$—	$2,671,554	$—	$2,671,554

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reported period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

LVIP Delaware Diversified Floating Rate Fund–25

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$5,548,234	$5,240,654
Return of capital	959,988	—

Total	$6,508,222	$5,240,654

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,136,104,803
Capital loss carryforwards	(2,394,384)
Qualified late year losses deferred	(648,892)
Other temporary differences	(14,641)
Unrealized appreciation	3,638,823

Net assets	$1,136,685,709

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, CDS contracts, contigent payment debt instruments, amortization of convertible bonds, tax deferral of losses on straddles, and tax deferral of qualified late year losses.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2013 through December 31, 2013, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to swap reclass, sale of contigent preferred debt instruments, sale of convertible bonds, the tax treatment of gain (loss) on foreign currency transactions, and paydown gain (loss) on mortgage-and asset-backed securities. Results of operations and net assets were not affected by these classifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(3,067,870)	$3,067,870

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. Short-term losses that will be carried forward under the Act total $2,394,384.

During fiscal year 2013, the Fund utilized $3,003,258 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	21,559,354	13,816,552
Service Class	54,416,766	10,777,468
Shares issued upon reinvestment of dividends and distributions:
Standard Class	312,005	287,740
Service Class	330,528	230,790

	76,618,653	25,112,550

Shares redeemed:
Standard Class	(1,460,068)	(657,728)
Service Class	(5,654,539)	(4,183,357)

	(7,114,607)	(4,841,085)

Net increase	69,504,046	20,271,465

LVIP Delaware Diversified Floating Rate Fund–26

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires enhanced disclosures that enables shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/ depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2013, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected

LVIP Delaware Diversified Floating Rate Fund–27

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2013, the net unrealized depreciation of credit default swaps was $485,585. Initial margin and variation margin is posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty. The Fund has posted $6,177,653 cash collateral for open swap contracts. If a credit event had occurred for all swap transactions where collateral posting was required as of December 31, 2013, the Fund would have received EUR 6,055,000 and USD 11,895,000 less the value of the contracts’ related reference obligations. The Fund received $1,854,000 in securities collateral for open swaps.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	$10,730	Liabilities net of receivables and other assets	$(496,315)
Interest rate contracts (Swap contracts)	Liabilities net of receivables and other assets	3,594,859	Liabilities net of receivables and other assets	(437,720)

Total		$3,605,589		$(934,035)

LVIP Delaware Diversified Floating Rate Fund–28

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(783,376)	$51,450
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,416	—
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,200,541)	(364,866)
Interest rate contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	5,905,814	450,083

Total		$2,923,313	$136,667

Derivatives Generally-The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume		Liability Derivative Volume
Forward foreign currency contracts (average cost)	USD	5,295,022	USD	3,734,142
Futures contracts (average notional value)		—		6,250
CDS contracts (average notional value)*	EUR	5,153,274		—
CDS contracts (average notional value)*	USD	11,561,151		—
Interest rate swap contracts (average notional value)	USD	203,788,095		—

*Asset represents buying protection and liability represents selling protection.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP Delaware Diversified Floating Rate Fund–29

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2013, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Credit Default Swaps	$10,730	$—	$10,730
Interest Rate Swaps	3,594,859	(934,035)	2,660,824

Total	$3,605,589	$(934,035)	$2,671,554

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[1]
Deutsche Bank	$10,730	$—	$—	$10,730
JPMorgan Chase Bank	619,312	—	—	619,312
Morgan Stanley Capital	2,041,512	(1,853,786)	—	187,726

Total	$2,671,554	$(1,853,786)	$—	$817,768

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Credit Default Swaps	$(496,315)	$496,315	$—
Interest Rate Swaps	(437,720)	437,720	—

Total	$(934,035)	$934,035	$—

Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[2]
Total	$—	$—	$—	$—

1Net amount represents the net amount receivable from the counterparty in the event of default.

2Net amount represents the net amount payable due to the counterparty in the event of default.

8. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/ or Ba or lower by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invets in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including

LVIP Delaware Diversified Floating Rate Fund–30

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2013, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Diversified Floating Rate Fund–31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Diversified Floating Rate Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Diversified Floating Rate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Diversified Floating Rate Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Delaware Diversified Floating Rate Fund–32

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Return of Capital Distributions (Tax Basis)	Total Distributions (Tax Basis)
85.25%	14.75%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Delaware Investments Fund Advisers (“Delaware” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Delaware Diversified Floating Rate Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among

LVIP Delaware Diversified Floating Rate Fund–33

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees for the Fund were lower than the median investment management fee of a Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Bank Loan funds and a custom index (Floating Rate composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one and three year periods. The Board considered LIAC’s view that the Fund did not have a true performance peer group because the Fund is managed to a higher quality standard than the funds

LVIP Delaware Diversified Floating Rate Fund–34

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

in the peer group and that lower quality high yield securities had outperformed the higher credit quality securities held in the Fund for the one and three year periods. With respect to the benchmark index, the Board considered LIAC’s view that the custom benchmark index was appropriate in light of investments that the Fund could make and that the Fund’s performance relative to the benchmark index given the quality characteristics of the portfolio is within LIAC’s expectations. The Board also considered that the Fund has a floating rate strategy designed to minimize duration risk and was positioned for a rising interest rate environment. The Board concluded that the services provided by Delaware were acceptable.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedule was negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Delaware Diversified Floating Rate Fund–35

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Delaware Diversified Floating Rate Fund–36

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Diversified Floating Rate Fund–37

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund–38

LVIP Delaware Foundation® Aggressive Allocation Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Delaware Foundation® Aggressive Allocation Fund

LVIP Delaware Foundation® Aggressive Allocation Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 20.24% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Aggressive Composite1 returned 19.04%; and its broad-based index, the S&P 500® Index2, returned 33.29%.

There was a substantial divergence of performance across global financial markets during 2013. In terms of benchmark returns, U.S. small-cap equities (as measured by the Russell 2000® Index3) delivered very strong returns, while U.S. large-cap equities (as measured by the Russell 1000® Growth Index4 and the Russell 1000® Value Index5 also performed well. Developed-market equities (as measured by the MSCI EAFE Growth Index (net dividends)6 and the MSCI EAFE Value Index (net dividends)7) generated returns which were positive but somewhat below their U.S. counterparts. Emerging-market equities (as measured by the MSCI Emerging Markets Index (net dividends)8), which had been strong performers during 2012, generated a negative total return during 2013, as did U.S. fixed income (as measured by the Barclays U.S. Aggregate Bond Index9) and global fixed income (as measured by the Barclays Global Aggregate Bond Index10).

Macroeconomic news flow about the U.S. economy during 2013 was generally positive, despite the brief government shutdown during the first half of October. The U.S. economy continued to recover slowly from the financial crisis of 2008-09. Unemployment in the U.S. declined slowly, while consumer price inflation remained quiescent. The Federal Reserve restated its commitment to keeping short-term interest rates at relatively low levels, which may also help the process of economic recovery. Some investors are concerned about the medium-term outlook for countries and regions in the rest of the world, but there were no major crises during 2013 which had a global impact.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights, as it was underweight in developed-market equities, and also held a tactical position in U.S. Real Estate Investment Trusts (REITs). These tactical weightings were detrimental to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. However, security selection was strong in several sleeves, notably U.S. large-cap growth, U.S. large-cap value, U.S. small-cap, developed-market value, emerging market equities, and fixed-income securities; and the positive effect of security selection outweighed the negative impact of asset allocation.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the portfolio. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,544. For comparison look at how the Aggressive Composite and S&P 500® Index (net dividends) did over the same period. The same $10,000 investment would have increased to $20,831 and $20,430, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation® Aggressive Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP UBS Global Asset Allocation Fund. The investment objective of the LVIPUBS Global Asset Allocation Fund was to maximize long-term return (capital appreciation plus current income) consistent with preservation of capital.

LVIP Delaware Foundation® Aggressive Allocation Fund–1

LVIP Delaware Foundation® Aggressive Allocation Fund

2013 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 20.24
Five Years	+ 14.66
Ten Years	+ 6.93

Service Class Shares
One Year	+ 19.94
Five Years	+ 14.37
Ten Years	+ 6.67

1.

The Aggressive Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Aggressive Composite is constructed as follows: 7.5% Russell 1000® Index, 9% Russell 1000® Growth Index, 9% Russell 1000® Value Index, 4.5% Russell 2000® Index, 9% MSCI EAFE Growth Index (net dividends), 13.5% MSCI EAFE Value Index (net dividends), 7.5% MSCI Emerging Markets Index (net dividends), 38% Barclays Capital U.S. Aggregate Bond Index, and 2% Citigroup 90 day T-Bill Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the market capitalization of the Russell 3000 Index.

4.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-look ratios and higher forecasted growth values.

5.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

6.

The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

8.

The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

9.

The Barclays U.S.Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million paramount outstanding.

10.

The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc.(DMHI)and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Foundation® Aggressive Allocation are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Foundation® Aggressive Allocation Fund, the repayment of capital from the LVIP Delaware Foundation® Aggressive Allocation Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2014 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Aggressive Allocation Fund–2

LVIP Delaware Foundation® Aggressive Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual
Standard Class Shares	$1,000.00	$1,136.60	0.73%	$3.93
Service Class Shares	1,000.00	1,135.20	0.98%	5.27

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Aggressive Allocation Fund–3

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2013

Sector and geographical designations may be different than those presented in other Fund materials.

Percentage
Security Type/Sector	of Net Assets
Common Stock	70.75%
U.S. Markets	42.91%
Aerospace & Defense	1.37%
Air Freight & Logistics	0.14%
Auto Components	0.49%
Automobiles	0.10%
Beverages	0.26%
Biotechnology	1.23%
Building Products	0.06%
Capital Markets	0.78%
Chemicals	0.89%
Commercial Banks	0.65%
Commercial Services & Supplies	0.62%
Communications Equipment	1.72%
Computers & Peripherals	0.64%
Construction & Engineering	0.13%
Consumer Finance	0.12%
Containers & Packaging	0.05%
Diversified Financial Services	1.16%
Diversified Telecommunication Services	1.01%
Electric Utilities	0.55%
Electrical Equipment	0.13%
Electronic Equipment, Instruments & Components	0.11%
Energy Equipment & Services	0.72%
Food & Staples Retailing	1.22%
Food Products	1.36%
Health Care Equipment & Supplies	0.66%
Health Care Providers & Services	1.12%
Hotels, Restaurants & Leisure	0.89%
Household Products	0.31%
Industrial Conglomerates	0.20%
Insurance	2.06%
Internet & Catalog Retail	1.26%
Internet Software & Services	2.06%
IT Services	2.70%
Life Sciences Tools & Services	0.13%
Machinery	0.29%
Media	0.30%
Metals & Mining	0.07%
Multiline Retail	0.27%
Multi-Utilities	0.16%
Oil, Gas & Consumable Fuels	3.52%
Paper & Forest Products	0.11%
Personal Products	0.10%
Pharmaceuticals	2.68%
Professional Services	0.22%
Real Estate Investment Trusts	2.61%
Road & Rail	0.23%
Semiconductors & Semiconductor Equipment	1.31%

Percentage
Security Type/Sector	of Net Assets
Software	1.79%
Specialty Retail	1.19%
Textiles, Apparel & Luxury Goods	0.50%
Trading Companies & Distributors	0.04%
Wireless Telecommunication Services	0.62%
Developed Markets	17.32%
Air Freight & Logistics	0.60%
Airlines	0.36%
Automobiles	0.94%
Beverages	0.58%
Chemicals	0.25%
Commercial Banks	1.94%
Construction & Engineering	0.51%
Construction Materials	0.39%
Containers & Packaging	0.38%
Diversified Telecommunication Services	0.24%
Energy Equipment & Services	0.86%
Food & Staples Retailing	0.33%
Food Products	0.76%
Household Durables	0.22%
Industrial Conglomerates	0.46%
Insurance	0.60%
IT Services	1.07%
Life Sciences Tools & Services	0.05%
Media	0.43%
Metals & Mining	0.79%
Multiline Retail	0.15%
Multi-Utilities	0.17%
Oil, Gas & Consumable Fuels	0.39%
Pharmaceuticals	2.56%
Road & Rail	0.19%
Specialty Retail	0.42%
Textiles, Apparel & Luxury Goods	0.64%
Trading Companies & Distributors	0.41%
Wireless Telecommunication Services	0.63%
Emerging Markets	10.52%
Airlines	0.04%
Automobiles	0.14%
Beverages	0.56%
Building Products	0.24%
Chemicals	0.10%
Commercial Banks	1.28%
Construction & Engineering	0.07%
Construction Materials	0.45%
Diversified Financial Services	0.08%
Diversified Telecommunication Services	0.48%
Electronic Equipment, Instruments & Components	0.27%
Food & Staples Retailing	0.18%
Food Products	0.71%

LVIP Delaware Foundation® Aggressive Allocation Fund–4

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Percentage
Security Type/Sector	of Net Assets
Hotels, Restaurants & Leisure	0.09%
Household Durables	0.07%
Insurance	0.10%
Internet Software & Services	0.69%
IT Services	0.04%
Media	0.23%
Metals & Mining	0.32%
Multiline Retail	0.06%
Oil, Gas & Consumable Fuels	1.64%
Paper & Forest Products	0.12%
Personal Products	0.10%
Real Estate Management & Development	0.14%
Road & Rail	0.02%
Semiconductors & Semiconductor Equipment	0.93%
Transportation Infrastructure	0.03%
Wireless Telecommunication Services	1.34%
Convertible Preferred Stock	0.11%
Exchange-Traded Funds	9.63%
Preferred Stock	0.08%
Agency Collateralized Mortgage Obligations	0.20%
Agency Mortgage-Backed Securities	3.00%
Commercial Mortgage-Backed Securities	0.46%
Convertible Bonds	0.40%
Corporate Bonds	10.67%
Aerospace & Defense	0.04%
Air Freight & Logistics	0.03%
Auto Components	0.08%
Automobiles	0.04%
Beverages	0.09%
Biotechnology	0.06%
Building Products	0.03%
Capital Markets	0.21%
Chemicals	0.26%
Commercial Banks	1.11%
Commercial Services & Supplies	0.22%
Communications Equipment	0.01%
Computers & Peripherals	0.23%
Construction & Engineering	0.11%
Construction Materials	0.06%
Consumer Finance	0.14%
Containers & Packaging	0.25%
Diversified Financial Services	0.50%
Diversified Telecommunication Services	0.78%
Electric Utilities	0.47%
Electronic Equipment, Instruments & Components	0.01%
Energy Equipment & Services	0.04%
Food & Staples Retailing	0.09%
Food Products	0.07%
Gas Utilities	0.03%
Health Care Equipment & Supplies	0.30%
Health Care Providers & Services	0.19%

	Percentage
Security Type/Sector	of Net Assets
Hotels, Restaurants & Leisure	0.17%
Household Durables	0.09%
Independent Power Producers & Energy Traders	0.12%
Insurance	0.28%
Internet Software & Services	0.22%
IT Services	0.11%
Machinery	0.10%
Marine	0.04%
Media	0.60%
Metals & Mining	0.24%
Multi-Utilities	0.43%
Oil, Gas & Consumable Fuels	1.42%
Paper & Forest Products	0.06%
Pharmaceuticals	0.10%
Professional Services	0.02%
Real Estate Investment Trusts	0.51%
Road & Rail	0.05%
Semiconductors & Semiconductor Equipment	0.11%
Software	0.16%
Specialty Retail	0.08%
Textiles, Apparel & Luxury Goods	0.03%
Trading Companies & Distributors	0.05%
Wireless Telecommunication Services	0.23%
Municipal Bonds	0.15%
Non-Agency Asset-Backed Securities	0.21%
Non-Agency Collateralized Mortgage Obligations	0.07%
Senior Secured Loans	2.09%
Sovereign Bonds	0.23%
U.S. Treasury Obligations	0.13%
Warrant	0.01%
Option Purchased	0.00%
Money Market Fund	3.67%
Total Value of Securities	101.86%
Liabilities Net of Receivables and Other Assets	(1.86%	)
Total Net Assets	100.00%

LVIP Delaware Foundation® Aggressive Allocation Fund–5

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Celgene	0.82%
Teva Pharmaceutical Industries ADR	0.81%
MasterCard	0.81%
Visa	0.80%
Google	0.79%
QUALCOMM	0.77%
Aryzta	0.76%
EOG Resources	0.73%
Toyota Motor	0.67%
Liberty Interactive	0.66%
Total	7.62%

Percentage
Geography	of Net Assets
Argentina	0.21%
Australia	0.11%
Austria	0.08%
Barbados	0.04%
Bermuda	0.11%
Brazil	1.83%
Canada	1.71%
Cayman Islands	0.22%
Chile	0.05%
China	1.96%
Colombia	0.15%
Denmark	0.91%
France	3.71%
Germany	1.14%
Guernsey	0.02%
Hong Kong	0.80%
Hungary	0.02%
Iceland	0.04%
India	0.78%
Indonesia	0.04%
Ireland	0.21%
Israel	0.81%
Italy	0.76%
Japan	2.91%
Jersey	0.04%
Kazakhstan	0.05%
Luxembourg	0.43%
Malaysia	0.11%
Mexico	0.95%
Netherlands	0.56%
Norway	0.40%
Panama	0.02%
Peru	0.02%
Poland	0.13%
Republic of Korea	2.27%
Russia	0.81%
South Africa	0.64%
Spain	0.10%
Sweden	0.64%
Switzerland	1.73%
Taiwan	0.66%
Thailand	0.23%
Turkey	0.25%
United Kingdom	2.17%
United States	67.35%
Venezuela	0.01%
Total	98.19%

LVIP Delaware Foundation® Aggressive Allocation Fund–6

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets

December 31, 2013

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK–70.75%
U.S. MARKETS–42.91%
Aerospace & Defense–1.37%
†Esterline Technologies	550	$56,078
Honeywell International	3,640	332,587
†KEYW Holding	7,580	101,875
Lockheed Martin	1,550	230,423
Northrop Grumman	9,200	1,054,412
Raytheon	11,600	1,052,120
Rockwell Collins	1,100	81,312
Triumph Group	2,430	184,850
United Technologies	3,420	389,196

		3,482,853

Air Freight & Logistics–0.14%
FedEx	1,790	257,348
†XPO Logistics	3,920	103,057

		360,405

Auto Components–0.49%
Borg Warner	1,830	102,315
Johnson Controls	19,700	1,010,610
†Tenneco	2,420	136,899

		1,249,824

Automobiles–0.10%
Ford Motor	15,770	243,331

		243,331

Beverages–0.26%
Cia Cervecerias Unidas ADR	6,100	147,071
Coca-Cola	2,700	111,537
PepsiCo	4,830	400,600

		659,208

Biotechnology–1.23%
†Acorda Therapeutics	2,710	79,132
†Alkermes	2,880	117,101
†Celgene	12,380	2,091,762
†Cepheid	1,890	88,301
†Gilead Sciences	5,830	438,125
†InterMune	5,400	79,542
†Spectrum Pharmaceuticals	6,120	54,162
†Vertex Pharmaceuticals	2,500	185,750

		3,133,875

Building Products–0.06%
AAON	5,037	160,932

		160,932

Capital Markets–0.78%
Ameriprise Financial	1,550	178,328
Bank of New York Mellon	30,320	1,059,381
BlackRock	930	294,317
Evercore Partners Class A	1,500	89,670
Greenhill	1,210	70,107

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Capital Markets (continued)
State Street	2,870	$210,629
†Stifel Financial	1,990	95,361

		1,997,793

Chemicals–0.89%
Axiall	2,120	100,573
Cabot	1,490	76,586
†Chemtura	4,480	125,082
duPont (E.I.) deNemours	19,730	1,281,858
Eastman Chemical	2,780	224,346
Huntsman	5,080	124,968
Innophos Holdings	1,220	59,292
Sociedad Quimica y Minera de Chile ADR	5,000	129,400
Stepan	950	62,349
†Taminco	4,090	82,659

		2,267,113

Commercial Banks–0.65%
BBCN Bancorp	4,970	82,452
Bryn Mawr Bank	930	28,067
†Capital Bank Financial	3,670	83,493
Cardinal Financial	4,880	87,840
City Holding	1,900	88,027
Flushing Financial	4,300	89,010
@Independent Bank	2,220	87,002
Park National	1,070	91,025
Prosperity Bancshares	1,810	114,736
Sterling Bancorp	5,940	79,418
Susquehanna Bancshares	8,290	106,444
†Texas Capital Bancshares	1,410	87,702
Webster Financial	3,470	108,195
Wells Fargo	9,590	435,386
†Western Alliance Bancorp	3,180	75,875

		1,644,672

Commercial Services & Supplies–0.62%
McGrath RentCorp	1,680	66,864
Republic Services	4,700	156,040
†Tetra Tech	2,830	79,183
United Stationers	2,740	125,739
US Ecology	2,450	91,116
Waste Management	23,600	1,058,932

		1,577,874

Communications Equipment–1.72%
Cisco Systems	54,440	1,222,178
Motorola Solutions	15,328	1,034,640
†NETGEAR	2,350	77,409
Plantronics	1,610	74,785
QUALCOMM	26,460	1,964,655

		4,373,667

LVIP Delaware Foundation® Aggressive Allocation Fund–7

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Computers & Peripherals–0.64%
Apple	2,350	$1,318,609
EMC	12,420	312,363

		1,630,972

Construction & Engineering–0.13%
Granite Construction	2,650	92,697
†MYR Group	3,350	84,018
URS	3,150	166,919

		343,634

Consumer Finance–0.12%
Capital One Financial	4,110	314,867

		314,867

Containers & Packaging–0.05%
MeadWestvaco	3,330	122,977

		122,977

Diversified Financial Services–1.16%
Citigroup	5,920	308,491
CME Group	9,500	745,370
IntercontinentalExchange Group	5,935	1,334,900
JPMorgan Chase	9,900	578,952

		2,967,713

Diversified Telecommunication Services–1.01%
AT&T	40,747	1,432,665
Atlantic Tele-Network	1,070	60,530
†inContact	9,280	72,477
Verizon Communications	20,743	1,019,311

		2,584,983

Electric Utilities–0.55%
Cleco	2,000	93,240
Edison International	23,470	1,086,661
OGE Energy	5,080	172,212
UIL Holdings	1,480	57,350

		1,409,463

Electrical Equipment–0.13%
Acuity Brands	1,380	150,862
Eaton	2,500	190,300

		341,162

Electronic Equipment, Instruments & Components–0.11%
Anixter International	1,150	103,316
†FARO Technologies	1,700	99,110
†Rofin-Sinar Technologies	2,940	79,439

		281,865

Energy Equipment & Services–0.72%
Bristow Group	710	53,293
†C&J Energy Services	2,360	54,516
Halliburton	19,100	969,325

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Energy Equipment & Services (continued)
National Oilwell Varco	2,110	$167,808
†Pioneer Energy Services	7,830	62,718
†RigNet	2,520	120,784
Schlumberger	4,570	411,803

		1,840,247

Food & Staples Retailing–1.22%
Casey’s General Stores	1,750	122,938
CVS Caremark	19,818	1,418,374
†Susser Holdings	2,330	152,592
Walgreen	24,425	1,402,972

		3,096,876

Food Products–1.36%
Archer-Daniels-Midland	23,500	1,019,900
General Mills	5,120	255,539
J&J Snack Foods	920	81,503
Kraft Foods Group	19,433	1,047,827
Mondelez International Class A	29,700	1,048,410

		3,453,179

Health Care Equipment & Supplies–0.66%
†Align Technology	2,450	140,018
Baxter International	14,200	987,610
Conmed	2,470	104,975
CryoLife	6,120	67,871
†Haemonetics	2,150	90,580
†Merit Medical Systems	3,410	53,673
†Quidel	3,350	103,482
West Pharmaceutical Services	2,950	144,727

		1,692,936

Health Care Providers & Services–1.12%
†Air Methods	2,980	173,823
Cardinal Health	15,300	1,022,193
†Cross Country Healthcare	6,020	60,080
†Express Scripts Holding	4,390	308,354
Quest Diagnostics	16,200	867,348
UnitedHealth Group	4,550	342,615
†WellCare Health Plans	1,270	89,433

		2,863,846

Hotels, Restaurants & Leisure–0.89%
†AFC Enterprises	2,920	112,420
†Buffalo Wild Wings	660	97,152
Carnival	29,900	1,201,083
CEC Entertainment	760	33,653
Cheesecake Factory	1,700	82,059
†Hilton Worldwide Holdings	900	20,025
†Jack in the Box	2,230	111,545
McDonald’s	3,110	301,763

LVIP Delaware Foundation® Aggressive Allocation Fund–8

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks	3,770	$295,530

		2,255,230

Household Products–0.31%
Kimberly-Clark	2,750	287,265
Procter & Gamble	6,100	496,601

		783,866

Industrial Conglomerates–0.20%
General Electric	17,760	497,813

		497,813

Insurance–2.06%
AFLAC	4,280	285,904
Allstate	19,000	1,036,260
American Equity Investment Life Holding	5,450	143,771
AMERISAFE	1,480	62,515
†Essent Group	320	7,699
†Fidelity & Guaranty Life	1,960	37,122
Maiden Holdings	6,980	76,291
Marsh & McLennan	21,200	1,025,232
Primerica	2,280	97,835
Progressive	34,700	946,269
Prudential Financial	1,770	163,229
Travelers	14,510	1,313,735
United Fire Group	2,000	57,320

		5,253,182

Internet & Catalog Retail–1.26%
†Liberty Interactive Class A	57,525	1,688,359
†priceline.com	1,220	1,418,128
†Shutterfly	1,820	92,693

		3,199,180

Internet Software & Services–2.06%
†Brightcove	6,850	96,859
†ChannelAdvisor	1,820	75,912
†eBay	18,750	1,029,188
†Facebook Class A	3,770	206,068
†Google Class A	1,795	2,011,674
j2 Global	2,110	105,521
†Rocket Fuel	1,770	108,837
†SciQuest	2,590	73,763
†Trulia	2,490	87,822
†VeriSign	13,425	802,547
†Yahoo	16,082	650,356

		5,248,547

IT Services–2.70%
Accenture Class A	3,450	283,659
†EPAM Systems	1,860	64,988
†ExlService Holdings	1,420	39,220

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
International Business Machines	1,280	$240,090
†InterXion Holding	2,950	69,650
MasterCard Class A	2,455	2,051,054
†TeleTech Holdings	3,890	93,127
†Teradata	13,175	599,331
†VeriFone Systems	10,425	279,599
Visa Class A	9,200	2,048,656
Xerox	90,300	1,098,951

		6,868,325

Life Sciences Tools & Services–0.13%
Thermo Fisher Scientific	2,940	327,369

		327,369

Machinery–0.29%
Barnes Group	3,080	117,995
Caterpillar	940	85,361
†Chart Industries	190	18,172
†Columbus McKinnon	3,540	96,076
Cummins	980	138,151
Deere	1,180	107,769
ESCO Technologies	1,700	58,242
Kadant	2,660	107,783

		729,549

Media–0.30%
Cinemark Holdings	1,810	60,327
Comcast Special Class A	8,210	409,515
National CineMedia	3,580	71,457
Regal Entertainment Group Class A	5,400	105,030
Viacom Class B	1,330	116,162

		762,491

Metals & Mining–0.07%
Kaiser Aluminum	1,150	80,776
Materion	2,280	70,338
US Silica Holdings	940	32,063

		183,177

Multiline Retail–0.27%
Macy’s	5,110	272,874
Nordstrom	3,850	237,930
Target	2,620	165,767

		676,571

Multi-Utilities–0.16%
MDU Resources Group	5,630	171,997
NorthWestern	1,480	64,114
Sempra Energy	1,790	160,670

		396,781

Oil, Gas & Consumable Fuels–3.52%
†Bonanza Creek Energy	1,800	78,246

LVIP Delaware Foundation® Aggressive Allocation Fund–9

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
†Carrizo Oil & Gas	1,990	$89,092
Chevron	12,776	1,595,850
ConocoPhillips	14,700	1,038,555
†Diamondback Energy	910	48,103
EOG Resources	11,020	1,849,597
Exxon Mobil	4,700	475,640
†Jones Energy Class A	2,360	34,173
Kinder Morgan	36,491	1,313,676
†Kodiak Oil & Gas	6,760	75,780
Marathon Oil	33,105	1,168,607
Occidental Petroleum	11,970	1,138,347
†Rosetta Resources	1,430	68,697

		8,974,363

Paper & Forest Products–0.11%
†Boise Cascade	3,100	91,388
International Paper	2,440	119,633
Neenah Paper	1,750	74,848

		285,869

Personal Products–0.10%
Avon Products	15,400	265,188

		265,188

Pharmaceuticals–2.68%
AbbVie	6,420	339,040
Allergan	12,050	1,338,514
†Auxilium Pharmaceuticals	4,220	87,523
Johnson & Johnson	11,862	1,086,441
†Medicines	1,570	60,633
Merck	28,140	1,408,407
Perrigo	4,615	708,218
Pfizer	50,445	1,545,130
†Prestige Brands Holdings	3,070	109,906
Zoetis	4,450	145,471

		6,829,283

Professional Services–0.22%
†FTI Consulting	2,610	107,375
Kforce	5,430	111,098
Nielsen Holdings	3,340	153,273
Towers Watson Class A	780	99,536
†WageWorks	1,420	84,405

		555,687

Real Estate Investment Trusts–2.61%
American Tower	2,390	190,770
Apartment Investment & Management	2,550	66,071
AvalonBay Communities	1,750	206,903
Boston Properties	1,550	155,574
Brandywine Realty Trust	7,025	98,982
BRE Properties	925	50,607

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Camden Property Trust	1,200	$68,256
CBL & Associates Properties	2,950	52,982
Cousins Properties	6,075	62,573
DCT Industrial Trust	18,490	131,834
DDR	8,575	131,798
Douglas Emmett	4,375	101,894
Duke Realty	7,200	108,288
DuPont Fabros Technology	3,720	91,921
EastGroup Properties	1,140	66,040
EPR Properties	3,265	160,507
Equity Lifestyle Properties	1,125	40,759
Equity One	2,300	51,612
Equity Residential	4,425	229,525
Essex Property Trust	550	78,931
Extra Space Storage	1,275	53,716
Federal Realty Investment Trust	450	45,635
First Industrial Realty Trust	5,575	97,284
First Potomac Realty Trust	3,150	36,635
General Growth Properties	9,275	186,149
HCP	2,550	92,616
Health Care REIT	750	40,178
Healthcare Realty Trust	1,675	35,694
Healthcare Trust of America	4,775	46,986
Highwoods Properties	1,800	65,106
Host Hotels & Resorts	21,660	421,070
Kilroy Realty	1,500	75,270
Kimco Realty	5,325	105,169
Kite Realty Group Trust	10,270	67,474
LaSalle Hotel Properties	5,085	156,923
Lexington Realty Trust	5,350	54,624
Liberty Property Trust	1,225	41,491
LTC Properties	925	32,736
Macerich	1,800	106,002
National Retail Properties	5,135	155,745
Pebblebrook Hotel Trust	1,850	56,906
Post Properties	1,050	47,492
ProLogis	7,900	291,905
PS Business Parks	725	55,405
Public Storage	1,325	199,439
Ramco-Gershenson Properties Trust	7,860	123,716
Regency Centers	2,150	99,545
RLJ Lodging Trust	2,425	58,976
Sabra Health Care REIT	1,525	39,864
Simon Property Group	3,825	582,012
SL Green Realty	1,875	173,213
Sovran Self Storage	1,270	82,766
Spirit Realty Capital	6,675	65,615
†Strategic Hotels & Resorts	7,300	68,985
Summit Hotel Properties	1,875	16,875
Sunstone Hotel Investors	5,100	68,340
Tanger Factory Outlet Centers	2,400	76,848

LVIP Delaware Foundation® Aggressive Allocation Fund–10

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Taubman Centers	900	$57,528
UDR	1,550	36,193
Ventas	2,950	168,976
Vornado Realty Trust	2,475	219,755

		6,652,684

Road & Rail–0.23%
Hunt (J.B.) Transport Services	2,000	154,600
†Roadrunner Transportation Systems	3,430	92,439
Union Pacific	1,980	332,640

		579,679

Semiconductors & Semiconductor Equipment–1.31%
†Amkor Technology	13,010	79,751
†Applied Micro Circuits	6,360	85,097
Avago Technologies	4,840	255,988
Broadcom Class A	40,300	1,194,895
Intel	50,886	1,321,001
†Semtech	4,080	103,142
†Synaptics	2,470	127,971
Texas Instruments	4,070	178,714

		3,346,559

Software–1.79%
†Accelrys	8,050	76,797
†Adobe Systems	22,325	1,336,821
Intuit	13,900	1,060,848
Microsoft	44,795	1,676,677
†Proofpoint	4,020	133,343
†Rally Software Development	1,500	29,175
†salesforce.com	2,960	163,362
†SS&C Technologies Holdings	2,040	90,290

		4,567,313

Specialty Retail–1.19%
DSW Class A	4,370	186,730
†Express	3,390	63,291
†Francesca’s Holdings	4,590	84,502
L Brands	18,950	1,172,058
Lowe’s	21,500	1,065,325
†Sally Beauty Holdings	14,925	451,183

		3,023,089

Textiles, Apparel & Luxury Goods–0.50%
†G-III Apparel Group	2,280	168,241
†Iconix Brand Group	3,160	125,452
†Madden (Steven)	3,730	136,481
NIKE Class B	10,150	798,196
†Perry Ellis International	3,470	54,791

		1,283,161

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Trading Companies & Distributors–0.04%
Applied Industrial Technologies	2,310	$113,398

		113,398

Wireless Telecommunication Services–0.62%
†Crown Castle International	21,425	1,573,238

		1,573,238

Total U.S. Markets (Cost $63,148,575)		109,327,859

§DEVELOPED MARKETS–17.32%
Air Freight & Logistics–0.60%
Deutsche Post	41,845	1,525,503

		1,525,503

Airlines–0.36%
Westjet Airlines Class VV	34,487	906,536

		906,536

Automobiles–0.94%
Bayerische Motoren Werke	5,749	673,996
Toyota Motor	28,000	1,706,717

		2,380,713

Beverages–0.58%
Carlsberg Class B	13,352	1,477,400

		1,477,400

Chemicals–0.25%
Syngenta ADR	8,100	647,514

		647,514

Commercial Banks–1.94%
BNP Paribas	678	52,808
Mitsubishi UFJ Financial Group	223,800	1,474,647
Nordea Bank	108,306	1,459,259
Standard Chartered	36,557	823,372
UniCredit	154,506	1,143,540

		4,953,626

Construction & Engineering–0.51%
Vinci	19,773	1,298,066

		1,298,066

Construction Materials–0.39%
Lafarge	13,296	996,327

		996,327

Containers & Packaging–0.38%
Rexam	111,305	977,882

		977,882

Diversified Telecommunication Services–0.24%
Nippon Telegraph & Telephone	11,451	615,359

		615,359

LVIP Delaware Foundation® Aggressive Allocation Fund–11

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Energy Equipment & Services–0.86%
Saipem	36,876	$789,364
Subsea 7	50,873	974,003
Transocean	8,400	415,128

		2,178,495

Food & Staples Retailing–0.33%
Tesco	150,798	834,994

		834,994

Food Products–0.76%
†Aryzta	25,358	1,944,274

		1,944,274

Household Durables–0.22%
Techtronic Industries	200,500	568,838

		568,838

Industrial Conglomerates–0.46%
Koninklijke Philips Electronics	32,157	1,178,732

		1,178,732

Insurance–0.60%
AXA	54,553	1,516,731

		1,516,731

IT Services–1.07%
†CGI Group Class A	45,232	1,513,482
Teleperformance	20,025	1,220,256

		2,733,738

Life Sciences Tools & Services–0.05%
†ICON	2,850	115,169

		115,169

Media–0.43%
Publicis Groupe	12,077	1,105,019

		1,105,019

Metals & Mining–0.79%
Anglo American ADR	9,985	109,149
AuRico Gold	70,247	257,933
Rio Tinto	22,184	1,252,614
Yamana Gold	46,239	398,766

		2,018,462

Multiline Retail–0.15%
Don Quijote	6,100	368,925

		368,925

Multi-Utilities–0.17%
National Grid	32,278	421,230

		421,230

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Oil, Gas & Consumable Fuels–0.39%
Total	16,369	$1,002,764

		1,002,764

Pharmaceuticals–2.56%
Meda Class A	10,475	132,909
Novartis	17,600	1,404,686
Novo Nordisk ADR	4,500	831,420
Sanofi	13,101	1,389,937
Stada Arzneimittel	14,284	705,944
Teva Pharmaceutical Industries ADR	51,300	2,056,104

		6,521,000

Road & Rail–0.19%
East Japan Railway	5,972	475,152

		475,152

Specialty Retail–0.42%
Nitori Holdings	11,409	1,079,969

		1,079,969

Textiles, Apparel & Luxury Goods–0.64%
Kering	2,848	602,000
Yue Yuen Industrial Holdings	309,500	1,033,742

		1,635,742

Trading Companies & Distributors–0.41%
ITOCHU	84,160	1,037,967

		1,037,967

Wireless Telecommunication Services–0.63%
China Mobil	41,348	428,709
KDDI	10,600	651,146
Vodafone Group	131,670	516,799

		1,596,654

Total Developed Markets (Cost $31,505,727)		44,112,781

×EMERGING MARKETS–10.52%
Airlines–0.04%
†Gol Linhas Aereas Inteligentes ADR	24,600	112,422

		112,422

Automobiles–0.14%
Hyundai Motor	794	177,869
Mahindra & Mahindra	11,687	178,442

		356,311

Beverages–0.56%
Anadolu Efes Biracilik Ve Malt Sanayii	25,531	276,335
Fomento Economico Mexicano ADR	3,065	299,972
@Lotte Chilsung Beverage	235	339,459
Tsingtao Brewery	26,072	220,394

LVIP Delaware Foundation® Aggressive Allocation Fund–12

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Beverages (continued)
United Spirits	6,694	$282,368

		1,418,528

Building Products–0.24%
@KCC	1,364	605,303

		605,303

Chemicals–0.10%
†Braskem ADR	14,468	258,254

		258,254

Commercial Banks–1.28%
Banco Santander Brasil ADR	31,704	193,394
Bangkok Bank	35,493	192,058
China Construction Bank	318,239	240,083
ICICI Bank ADR	6,500	241,605
Industrial & Commercial Bank of China	602,238	406,959
Itau Unibanco Holding ADR	18,520	251,316
†KB Financial Group ADR	13,503	547,006
Powszechna Kasa Oszczednosci Bank Polski	10,840	141,352
=Sberbank	142,105	437,582
Shinhan Financial Group	6,768	303,229
Standard Bank Group	25,091	309,559

		3,264,143

Construction & Engineering–0.07%
†Empresas ICA ADR	19,800	167,310

		167,310

Construction Materials–0.45%
†Cemex ADR	38,226	452,214
†Cemex Latam Holdings	41,275	316,513
Siam Cement	9,604	116,784
Siam Cement NVDR	7,559	91,917
Ultratech Cement	5,620	160,321

		1,137,749

Diversified Financial Services–0.08%
Remgro	9,860	195,339

		195,339

Diversified Telecommunication Services–0.48%
China Telecom	398,800	201,601
China Unicom Hong Kong ADR	16,820	253,309
Chunghwa Telecom ADR	6,727	208,268
†KT ADR	23,266	345,965
Telefonica Brasil ADR	11,495	220,934

		1,230,077

Electronic Equipment, Instruments & Components–0.27%
Hon Hai Precision Industry	178,754	479,969

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Electronic Equipment, Instruments & Components (continued)
†LG Display ADR	16,991	$206,271

		686,240

Food & Staples Retailing–0.18%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	5,600	250,152
Wal-Mart de Mexico Series V	75,877	199,153

		449,305

Food Products–0.71%
Brasil Foods ADR	22,599	471,641
China Mengniu Dairy	98,000	465,078
@Lotte Confectionery	158	286,150
Tingyi Cayman Islands Holding	95,541	275,988
@Uni-President China Holdings	308,000	313,783

		1,812,640

Hotels, Restaurants & Leisure–0.09%
Arcos Dorados Holdings	18,800	227,856

		227,856

Household Durables–0.07%
LG Electronics	2,886	186,163

		186,163

Insurance–0.10%
Samsung Life Insurance	2,670	263,023

		263,023

Internet Software & Services–0.69%
†Baidu ADR	5,400	960,552
†SINA	4,796	404,063
†Sohu.com	5,500	401,115

		1,765,730

IT Services–0.04%
†WNS Holdings ADR	4,170	91,365

		91,365

Media–0.23%
Grupo Televisa ADR	19,214	581,416

		581,416

Metals & Mining–0.32%
†Anglo American Platinum	3,327	124,932
†ArcelorMittal South Africa	18,758	66,699
@Gerdau	17,700	113,074
Gerdau ADR	13,800	108,192
Impala Platinum Holdings	6,955	81,551
Vale ADR	21,652	330,193

		824,641

LVIP Delaware Foundation® Aggressive Allocation Fund–13

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Multiline Retail–0.06%
Woolworths Holdings	20,848	$148,361

		148,361

Oil, Gas & Consumable Fuels–1.64%
Cairn India	35,745	187,135
China Petroleum & Chemical	180,850	147,630
CNOOC ADR	1,177	220,876
Gazprom ADR	52,989	453,056
LUKOIL ADR	5,808	366,601
PetroChina ADR	1,836	201,483
Petroleo Brasileiro ADR	40,669	560,419
Polski Koncern Naftowy Orlen	10,464	141,918
PTT - Foreign	22,578	196,301
#@Reliance Industries GDR 144A	29,298	850,814
Rosneft GDR	35,278	268,642
Sasol ADR	4,853	239,981
Tambang Batubara Bukit Asam Persero	130,500	109,376
YPF ADR	6,900	227,424

		4,171,656

Paper & Forest Products–0.12%
†Fibria Celulose ADR	27,310	318,981

		318,981

Personal Products–0.10%
Hypermarcas	33,700	251,812

		251,812

Real Estate Management & Development–0.14%
#†=Etalon Group GDR 144A	10,500	55,650
UEM Sunrise	401,968	289,353

		345,003

Road & Rail–0.02%
All America Latina Logistica	22,542	62,603

		62,603

Semiconductors & Semiconductor Equipment–0.93%
MediaTek	21,000	312,204
Samsung Electronics	1,059	1,376,256
Taiwan Semiconductor Manufacturing	89,944	318,090
Taiwan Semiconductor Manufacturing ADR	11,800	205,792
United Microelectronics	392,000	162,285

		2,374,627

Transportation Infrastructure–0.03%
Santos Brasil Participacoes	9,975	79,982

		79,982

Wireless Telecommunication Services–1.34%
America Movil ADR	9,958	232,718

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services (continued)
China Mobile ADR	5,393	$282,000
MegaFon GDR	10,500	351,750
Mobile Telesystems ADR	8,700	188,181
MTN Group	11,509	238,101
SK Telecom ADR	42,900	1,056,198
@Tim Participacoes ADR	25,600	671,744
†Turkcell Iletisim Hizmetleri ADR	12,510	167,009
Vodacom Group	18,738	237,574

		3,425,275

Total Emerging Markets (Cost $23,546,407)		26,812,115

Total Common Stock (Cost $118,200,709)		180,252,755

CONVERTIBLE PREFERRED STOCK–0.11%
ArcelorMittal 6.00% exercise price $20.61, expiration date 12/21/15	500	13,016
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	9	9,554
#Chesapeake Energy 144A 5.75% exercise price $27.83, expiration date 12/31/49	15	17,419
Dominion Resources 6.00% exercise price $65.27, expiration date 7/1/16	108	5,855
Dominion Resources 6.125% exercise price $65.27, expiration date 4/1/16	108	5,845
Goodyear Tire & Rubber 5.875% exercise price $18.21, expiration date 3/31/14	600	39,994
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	18	14,292
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	28	34,937
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	15	18,975
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	584	34,164
MetLife 5.00% exercise price $44.27, expiration date 3/26/14	875	27,598

LVIP Delaware Foundation® Aggressive Allocation Fund–14

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

CONVERTIBLE PREFERRED STOCK (continued)
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	263	$27,500
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	28	30,940

Total Convertible Preferred Stock (Cost $263,229)		280,089

EXCHANGE-TRADED FUNDS–9.63%
iShares MSCI EAFE Growth Index ETF	173,820	12,424,654
iShares MSCI EAFE Index ETF	82,980	5,564,639
Vanguard FTSE Developed Markets ETF	157,360	6,558,765

Total Exchange-Traded Funds (Cost $17,140,123)		24,548,058

PREFERRED STOCK–0.08%
Alabama Power 5.625%	2,475	56,554
Integrys Energy Group 6.00%	1,700	40,715
National Retail Properties 5.70%	1,125	21,375
Public Storage 5.20%	1,200	22,620
U.S. Airways 0.00%	8	0
Wells Fargo 5.20%	2,600	52,208

Total Preferred Stock (Cost $225,891)		193,472

	Principal
	Amount°

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.20%
Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	60	70
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	1,185	1,357
Series 2003-26 AT 5.00% 11/25/32	36,599	38,163
Series 2010-41 PN 4.50% 4/25/40	65,000	68,972
•*Series 2012-122 SD 5.935% 11/25/42	94,201	23,522
•*Series 2012-124 SD 5.985% 11/25/42	94,624	22,242
*Series 2013-38 AI 3.00% 4/25/33	190,373	30,351
*Series 2013-44 DI 3.00% 5/25/33	230,696	36,806

	Principal	Value
	Amount°	(U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	9,619	$10,697
Series 4065 DE 3.00% 6/15/32	10,000	9,380
•*Series 4148 SA 5.933% 12/15/42	104,972	24,215
*Series 4185 LI 3.00% 3/15/33	95,298	15,261
*Series 4191 CI 3.00% 4/15/33	96,415	15,442
GNMA Series 2010-113 KE 4.50% 9/20/40	155,000	163,265
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	50,000	51,648

Total Agency Collateralized Mortgage Obligations (Cost $512,968)		511,391

AGENCY MORTGAGE-BACKED SECURITIES–3.00%
Fannie Mae ARM
•2.412% 5/1/43	29,841	29,184
•2.546% 6/1/43	9,992	9,811
•3.293% 9/1/43	37,815	38,326
•5.143% 8/1/35	2,144	2,299
Fannie Mae S.F. 15 yr
2.50% 10/1/27	34,918	34,677
2.50% 2/1/28	100,651	99,955
3.00% 11/1/27	6,245	6,384
3.00% 5/1/28	7,466	7,633
3.50% 7/1/26	27,601	28,887
4.00% 11/1/25	128,661	137,131
4.50% 4/1/18	4,098	4,362
Fannie Mae S.F. 15yr TBA
2.50% 2/1/28	790,000	780,002
3.00% 2/1/28	992,000	1,010,019
3.50% 2/1/26	718,000	748,936
Fannie Mae S.F. 20 yr
3.00% 8/1/33	14,699	14,483
3.00% 9/1/40	27,582	27,175
3.50% 4/1/33	4,712	4,798
3.50% 9/1/33	20,645	21,029
6.00% 9/1/29	20,298	22,656
5.00% 11/1/23	2,169	2,353
Fannie Mae S.F. 30 yr
3.00% 7/1/42	29,162	27,717
3.00% 10/1/42	437,762	416,037
3.00% 12/1/42	73,369	69,728
3.00% 4/1/43	239,752	227,874
3.00% 7/1/43	62,966	59,850
3.50% 7/1/42	4,473	4,448
3.50% 6/1/43	9,742	9,694
4.00% 11/1/40	11,611	11,960
4.00% 1/1/41	53,463	55,080
4.00% 9/1/41	7,935	8,175
4.00% 3/1/42	47,129	48,549

LVIP Delaware Foundation® Aggressive Allocation Fund–15

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 1/1/43	26,073	$26,856
4.50% 7/1/36	8,987	9,525
4.50% 11/1/40	27,063	28,682
4.50% 2/1/41	12,910	13,685
4.50% 3/1/41	58,197	61,686
4.50% 5/1/41	34,813	37,008
4.50% 10/1/41	34,613	36,678
4.50% 11/1/41	26,629	28,230
4.50% 9/1/43	8,860	9,398
5.00% 2/1/35	46,398	50,531
5.00% 4/1/35	11,703	12,704
5.50% 2/1/33	27,470	30,263
5.50% 11/1/34	3,262	3,595
5.50% 5/1/35	16,201	17,959
5.50% 5/1/36	4,885	5,370
5.50% 4/1/37	45,888	50,924
5.50% 8/1/37	10,086	11,090
5.50% 9/1/38	34,157	37,549
5.50% 12/1/38	39,125	43,043
6.00% 5/1/36	39,884	44,412
6.00% 7/1/36	9,530	10,606
Fannie Mae S.F. 30 yr TBA
3.00% 2/1/43	556,000	526,419
3.50% 2/1/43	694,000	687,331
4.00% 2/1/42	722,000	740,953
4.50% 2/1/43	613,000	647,505
Freddie Mac 4.50% 1/1/41	38,724	40,451
Freddie Mac ARM
•2.342% 12/1/33	15,104	16,081
•2.732% 6/1/37	6,277	6,662
Freddie Mac S.F. 15 yr
4.50% 5/1/20	7,525	7,995
5.50% 5/1/20	199,046	216,046
Freddie Mac S.F. 30 yr
3.00% 10/1/42	32,582	30,906
3.00% 11/1/42	28,361	26,909
4.00% 11/1/40	18,643	19,158
4.00% 12/1/40	3,652	3,753
4.00% 2/1/42	12,553	12,901
4.50% 6/1/39	5,989	6,338
4.50% 10/1/39	36,915	39,098
4.50% 10/1/43	10,950	11,682
6.00% 8/1/38	20,108	22,369
Freddie Mac S.F. 30 yr TBA 5.50% 2/1/43	34,000	37,113

Total Agency Mortgage-Backed Securities (Cost $7,699,314)		7,638,676

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.46%
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	135,000	143,228

	Principal	Value
	Amount°	(U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities (continued)
•Series 2006-PWR12 A4 5.712% 9/11/38	150,000	$163,965
Commercial Mortgage Pass Through Certificates Trust
•¿Series 2013-CR8 A5 3.612% 6/10/46	30,000	29,583
¿Series 2013-CR12 A4 4.046% 10/10/46	50,000	50,463
#DB-UBS Mortgage Trust Series 2011-LC1A A3 144A 5.002% 11/10/46	100,000	110,313
#•FREMF Mortgage Trust Series 2010-K7 B 144A 5.435% 4/25/20	12,000	12,800
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	96,848	97,818
Series 2005-GG4 A4A 4.751% 7/10/39	49,354	51,128
#Series 2010-C1 A2 144A 4.592% 8/10/43	100,000	108,170
JPMorgan Chase Commercial Mortgage Securities
Series 2006-LDP8 AM 5.44% 5/15/45	44,000	48,270
Series 2011-C5 A3 4.171% 8/15/46	45,000	47,256
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	8,252	8,440
•Series 2005-C3 B 4.895% 7/15/40	15,000	15,441
Morgan Stanley Capital I Trust
•Series 2005-HQ7 AJ 5.207% 11/14/42	25,000	26,236
•Series 2007-T27 A4 5.648% 6/11/42	56,000	62,918
#VNO Mortgage Trust Series 2012-6AVE A 144A 2.996% 11/15/30	100,000	93,246
WF-RBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	35,000	32,819
Series 2013-C11 A5 3.071% 3/15/45	30,000	28,426
Series 2013-C14 A5 3.337% 6/15/46	55,000	52,845

Total Commercial Mortgage-Backed Securities (Cost $1,140,288)		1,183,365

LVIP Delaware Foundation® Aggressive Allocation Fund–16

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CONVERTIBLE BONDS–0.40%
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15	29,000	$30,414
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	27,000	22,410
Alere 3.00% exercise price $43.98, expiration date 5/15/16	30,000	33,863
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	24,000	25,935
fArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27	53,000	50,979
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	31,000	32,395
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	21,000	22,155
#Blucora 144A 4.25% exercise price $21.66, expiration date 3/29/19	17,000	25,149
Chesapeake Energy 2.25% exercise price $85.40, expiration date 12/14/38	11,000	10,313
Chesapeake Energy 2.50% exercise price $50.90, expiration date 5/15/37	12,000	12,240
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	22,000	31,804
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	21,000	13,571
Equinix 4.75% exercise price $84.32, expiration date 6/13/16	9,000	19,676
fGeneral Cable 5.00% exercise price $35.88, expiration date 11/15/29	36,000	38,633
Gilead Sciences 1.625% exercise price $22.71, expiration date 5/1/16	12,000	39,600
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	27,000	32,417
fHologic 2.00% exercise price $31.17, expiration date 2/27/42	26,000	26,618

	Principal	Value
	Amount°	(U.S. $)

CONVERTIBLE BONDS (continued)
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	11,000	$15,311
Intel 3.25% exercise price $21.94, expiration date 8/1/39	16,000	21,780
Jefferies Group 3.875% exercise price $45.51, expiration date 10/31/29	24,000	25,485
L-3 Communications Holdings 3.00% exercise price $90.24, expiration date 8/1/35	19,000	22,978
#Lexington Realty Trust 144A 6.00% exercise price $6.84, expiration date 1/11/30	15,000	22,763
#Liberty Interactive 144A 0.75% exercise price $1,000.00, expiration date 3/30/43	19,000	23,774
#Liberty Interactive 144A 1.00% exercise price $74.31, expiration date 9/28/43	18,000	19,035
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	24,000	24,450
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	27,000	37,193
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	6,000	19,703
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	34,000	33,384
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	43,000	46,789
Peabody Energy 4.75% exercise price $57.95, expiration date 12/15/41	19,000	15,117
#Ryman Hospitality Properties 144A 3.75% exercise price $21.38, expiration date 9/29/14	12,000	23,490
SanDisk 1.50% exercise price $52.00, expiration date 8/11/17	25,000	36,969
SBA Communications 4.00%exercise price $30.38, expiration date 9/29/14	5,000	14,825
Steel Dynamics 5.125% exercise price $17.14, expiration date 6/15/14	11,000	12,987

LVIP Delaware Foundation® Aggressive Allocation Fund–17

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CONVERTIBLE BONDS (continued)
TIBCO Software 2.25% exercise price $50.57, expiration date 4/30/32	44,000	$44,303
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	17,000	14,535
#Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43	25,000	27,000
•Vector Group 2.50% exercise price $17.62, expiration date 1/14/19	9,000	10,646
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	19,000	34,366

Total Convertible Bonds (Cost $886,950)		1,015,055

CORPORATE BONDS–10.67%
Aerospace & Defense–0.04%
#DigitalGlobe 144A 5.25% 2/1/21	45,000	44,100
TransDigm 7.50% 7/15/21	45,000	48,600

		92,700

Air Freight & Logistics–0.03%
#LSB Industries 144A 7.75% 8/1/19	20,000	21,100
United Parcel Service 5.125% 4/1/19	45,000	51,243

		72,343

Auto Components–0.08%
American Axle & Manufacturing 6.25% 3/15/21	35,000	37,363
Delphi 6.125% 5/15/21	65,000	72,394
Tomkins 9.00% 10/1/18	15,000	16,500
TRW Automotive
#144A 4.45% 12/1/23	35,000	34,038
#144A 4.50% 3/1/21	40,000	40,600

		200,895

Automobiles–0.04%
Ford Motor 7.45% 7/16/31	51,000	62,623
#General Motors 144A 3.50% 10/2/18	45,000	46,238

		108,861

Beverages–0.09%
Constellation Brands
3.75% 5/1/21	5,000	4,713
6.00% 5/1/22	45,000	48,263

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
#Pernod-Ricard 144A 5.75% 4/7/21	150,000	$165,588

		218,564

Biotechnology–0.06%
Celgene 3.95% 10/15/20	105,000	108,915
Immucor 11.125% 8/15/19	45,000	50,850

		159,765

Building Products–0.03%
Nortek 8.50% 4/15/21	60,000	66,750

		66,750

Capital Markets–0.21%
E Trade Financial 6.375% 11/15/19	40,000	43,150
Jefferies Group
5.125% 1/20/23	20,000	20,266
6.45% 6/8/27	25,000	26,102
6.50% 1/20/43	15,000	14,922
Lazard Group 6.85% 6/15/17	158,000	178,284
Morgan Stanley 4.10% 5/22/23	150,000	145,442
#Nuveen Investments 144A 9.50% 10/15/20	55,000	55,413
State Street 3.10% 5/15/23	65,000	60,558

		544,137

Chemicals–0.26%
Cameron International 4.00% 12/15/23	20,000	19,804
CF Industries
6.875% 5/1/18	95,000	110,287
7.125% 5/1/20	50,000	58,683
Dow Chemical 8.55% 5/15/19	223,000	288,260
FMC 4.10% 2/1/24	55,000	54,728
Mosaic 5.45% 11/15/33	15,000	15,329
#Murphy Oil USA 144A 6.00% 8/15/23	35,000	35,350
PolyOne 5.25% 3/15/23	25,000	24,500
Rockwood Specialties Group 4.625% 10/15/20	25,000	25,656
#TPC Group 144A 8.75% 12/15/20	25,000	26,688

		659,285

Commercial Banks–1.11%
#Banco do Brasil 144A 3.75% 7/25/18	EUR 100,000	139,991
#Banco Santander Mexico 144A 4.125% 11/9/22	150,000	141,750

LVIP Delaware Foundation® Aggressive Allocation Fund–18

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
#•Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 144A 5.95% 1/30/24	200,000	$203,000
BB&T 5.25% 11/1/19	165,000	185,166
#BBVA Banco Continental 144A 3.25% 4/8/18	50,000	50,125
City National 5.25% 9/15/20	105,000	112,924
•Fifth Third Bancorp 5.10% 12/31/49	50,000	44,375
#HSBC Bank 144A 4.75% 1/19/21	150,000	163,059
KeyBank 5.45% 3/3/16	250,000	272,206
•National City Bank 0.612% 6/7/17	335,000	331,589
Northern Trust 3.95% 10/30/25	30,000	29,303
PNC Funding 5.125% 2/8/20	115,000	129,334
#•PNC Preferred Funding Trust II 144A 1.465% 3/31/49	100,000	93,000
SVB Financial Group 5.375% 9/15/20	160,000	176,707
#Turkiye Is Bankasi 144A 7.85% 12/10/23	200,000	199,820
•USB Capital IX 3.50% 10/29/49	275,000	215,875
#Vnesheconombank Via VEB Finance 144A 4.224% 11/21/18	200,000	201,250
•Wachovia 0.614% 10/15/16	45,000	44,784
Zions Bancorp
4.50% 3/27/17	60,000	63,577
4.50% 6/13/23	20,000	19,532
7.75% 9/23/14	20,000	20,894

		2,838,261

Commercial Services & Supplies–0.22%
#Algeco Scotsman Global Finance 144A 8.50% 10/15/18	200,000	217,500
Avis Budget Car Rental 5.50% 4/1/23	55,000	53,556
#Brambles USA 144A 3.95% 4/1/15	20,000	20,687
Broadridge Financial Solutions 3.95% 9/1/20	40,000	40,358
HD Supply 7.50% 7/15/20	15,000	16,238
International Lease Finance
5.875% 4/1/19	25,000	26,750
6.25% 5/15/19	63,000	68,513
8.25% 12/15/20	35,000	41,038
8.75% 3/15/17	25,000	29,563
#Prestige Brands 144A 5.375% 12/15/21	55,000	55,825

		570,028

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Communications Equipment–0.01%
#Avaya 144A 7.00% 4/1/19	25,000	$24,625

		24,625

Computers & Peripherals–0.23%
Apple 2.40% 5/3/23	200,000	180,212
EMC 2.65% 6/1/20	185,000	181,450
#Freescale Semiconductor 144A 6.00% 1/15/22	30,000	30,450
#NCR Escrow 144A 6.375% 12/15/23	55,000	56,444
NetApp
2.00% 12/15/17	35,000	34,853
3.25% 12/15/22	40,000	36,099
Seagate HDD Cayman
#144A 3.75% 11/15/18	25,000	25,344
#144A 4.75% 6/1/23	30,000	28,200

		573,052

Construction & Engineering–0.11%
#Builders FirstSource 144A 7.625% 6/1/21	45,000	47,138
#Nielsen Luxembourg SARL 144A 5.50% 10/1/21	30,000	30,525
#OAS Investments GmbH 144A 8.25% 10/19/19	200,000	196,000
#URS 144A 3.85% 4/1/17	10,000	10,195

		283,858

Construction Materials–0.06%
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	80,000	88,200
Headwaters 7.625% 4/1/19	70,000	75,775

		163,975

Consumer Finance–0.14%
Fifth Third Bancorp 4.30% 1/16/24	35,000	34,350
SunTrust Banks 2.35% 11/1/18	60,000	59,750
Wells Fargo
#144A 4.48% 1/16/24	201,000	200,485
5.375% 11/2/43	65,000	66,810

		361,395

Containers & Packaging–0.25%
Ball
4.00% 11/15/23	85,000	76,500
5.00% 3/15/22	40,000	39,800
Berry Plastics 9.75% 1/15/21	50,000	58,125
#/BOE Merger 144APIK 9.50% 11/1/17	5,000	5,338
#Consolidated Container 144A 10.125% 7/15/20	20,000	21,400
Crown Americas 4.50% 1/15/23	15,000	14,100

LVIP Delaware Foundation® Aggressive Allocation Fund–19

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)

CORPORATE BONDS (continued)
Containers & Packaging (continued)
International Paper 7.50% 8/15/21		25,000	$30,693
Packaging Corporation of America 4.50% 11/1/23		35,000	35,159
#Plastipak Holdings 144A 6.50% 10/1/21		50,000	52,000
Reynolds Group Issuer 9.875% 8/15/19		130,000	145,275
Rock Tenn
3.50% 3/1/20		25,000	24,623
4.00% 3/1/23		55,000	52,629
#Sealed Air 144A 6.50% 12/1/20		65,000	70,200

			625,842

Diversified Financial Services–0.50%
Bank of America
2.60% 1/15/19		100,000	100,559
3.875% 3/22/17		50,000	53,406
#CDP Financial 144A 4.40% 11/25/19		250,000	275,574
#ERAC USA Finance 144A 5.25% 10/1/20		95,000	104,601
General Electric Capital
2.10% 12/11/19		70,000	68,156
4.375% 9/16/20		205,000	222,501
6.00% 8/7/19		86,000	101,027
General Electric Capital Canada Funding 2.42% 5/31/18	CAD	28,000	26,080
#•HBOS Capital Funding 144A 6.071% 6/29/49		100,000	100,125
•JPMorgan Chase 6.00% 12/29/49		35,000	33,644
Morgan Stanley 5.00% 11/24/25		115,000	115,601
•National Rural Utilities Cooperative Finance 4.75% 4/30/43		60,000	56,025
PHH 7.375% 9/1/19		20,000	21,450

			1,278,749

Diversified Telecommunication Services–0.78%
AT&T
2.375% 11/27/18		30,000	30,060
4.30% 12/15/42		40,000	34,060
Bell Canada 3.35% 3/22/23	CAD	294,000	256,807
CC Holdings 3.849% 4/15/23		15,000	14,068
CenturyLink
5.80% 3/15/22		120,000	119,100
6.75% 12/1/23		45,000	45,788
#Digicel Group 144A 10.50% 4/15/18		100,000	107,500

	Principal		Value
	Amount°		(U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Hughes Satellite Systems 7.625% 6/15/21		15,000	$16,800
#Intelsat Jackson Holdings 144A 5.50% 8/1/23		40,000	38,200
Intelsat Luxembourg
#144A 7.75% 6/1/21		90,000	96,863
#144A 8.125% 6/1/23		55,000	59,194
Level 3 Communications 11.875% 2/1/19		20,000	23,100
Level 3 Financing 7.00% 6/1/20		35,000	37,275
Qwest 6.75% 12/1/21		60,000	65,799
#SBA Tower Trust 144A 2.24% 4/15/18		40,000	39,436
#SES 144A 3.60% 4/4/23		105,000	98,457
Telefonica Emisiones 6.421% 6/20/16		75,000	83,764
Telefonica Emisiones SAU 5.289% 12/9/22	GBP	50,000	85,952
#Telemar Norte Leste 144A 5.50% 10/23/20		200,000	191,000
#Telesat Canada 144A 6.00% 5/15/17		40,000	41,750
Verizon Communications
5.15% 9/15/23		180,000	193,636
6.40% 9/15/33		50,000	57,675
Virgin Media Secured Finance 6.50% 1/15/18		200,000	207,750
Windstream
7.50% 4/1/23		15,000	15,150
7.75% 10/1/21		30,000	31,950

			1,991,134

Electric Utilities–0.47%
#American Transmission Systems 144A 5.25% 1/15/22		155,000	163,502
Cleveland Electric Illuminating 5.50% 8/15/24		5,000	5,405
ComEd Financing III 6.35% 3/15/33		60,000	58,800
#•Electricite de France 144A 5.25% 12/29/49		100,000	99,628
•FPL Capital Holdings 6.35% 10/1/66		120,000	120,075
Great Plains Energy
4.85% 6/1/21		30,000	31,658
f5.292% 6/15/22		85,000	91,351
Indiana Michigan Power 3.20% 3/15/23		15,000	14,049
Ipalco Enterprises 5.00% 5/1/18		45,000	47,363
LG&E & KU Energy
3.75% 11/15/20		60,000	60,794
4.375% 10/1/21		115,000	118,454

LVIP Delaware Foundation® Aggressive Allocation Fund–20

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
#MidAmerican Energy Holdings 144A 3.75% 11/15/23	70,000	$68,410
#Narragansett Electric 144A 4.17% 12/10/42	30,000	26,337
NextEra Energy Capital Holdings 3.625% 6/15/23	25,000	23,495
NV Energy 6.25% 11/15/20	65,000	75,694
Pennsylvania Electric 5.20% 4/1/20	55,000	58,986
•PPL Capital Funding 6.70% 3/30/67	40,000	40,429
Public Service of Oklahoma 5.15% 12/1/19	75,000	83,196

		1,187,626

Electronic Equipment, Instruments & Components–0.01%
Thermo Fisher Scientific 4.15% 2/1/24	35,000	34,738

		34,738

Energy Equipment & Services–0.04%
Bristow Group 6.25% 10/15/22	35,000	37,081
#Exterran Partners 144A 6.00% 4/1/21	15,000	14,963
#Hercules Offshore 144A 8.75% 7/15/21	15,000	16,800
Key Energy Services 6.75% 3/1/21	40,000	41,200

		110,044

Food & Staples Retailing–0.09%
CVS Caremark 4.00% 12/5/23	120,000	119,989
Kroger 3.30% 1/15/21	75,000	74,622
Rite Aid 9.25% 3/15/20	30,000	34,575

		229,186

Food Products–0.07%
#BFF International 144A 7.25% 1/28/20	100,000	111,000
Del Monte 7.625% 2/15/19	35,000	36,444
Smithfield Foods 6.625% 8/15/22	40,000	42,600

		190,044

Gas Utilities–0.03%
AmeriGas Finance
6.75% 5/20/20	40,000	43,900
7.00% 5/20/22	20,000	21,800

		65,700

Health Care Equipment & Supplies–0.30%
Alere 7.25% 7/1/18	10,000	11,038
Biomet
6.50% 8/1/20	25,000	26,375

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
6.50% 10/1/20	75,000	$77,625
Boston Scientific
2.65% 10/1/18	30,000	30,238
6.00% 1/15/20	80,000	91,960
CareFusion 6.375% 8/1/19	235,000	266,271
Kinetic Concepts 10.50% 11/1/18	35,000	40,425
Zimmer Holdings
3.375% 11/30/21	90,000	86,330
4.625% 11/30/19	125,000	136,336

		766,598

Health Care Providers & Services–0.19%
Air Medical Group Holdings 9.25% 11/1/18	31,000	33,635
Community Health Systems 8.00% 11/15/19	20,000	21,800
#Fresenius Medical Care US Finance II 144A 5.875% 1/31/22	40,000	42,400
HCA Holdings 6.25% 2/15/21	33,000	34,609
Highmark
#144A 4.75% 5/15/21	40,000	37,667
#144A 6.125% 5/15/41	20,000	17,945
#LifePoint Hospitals 144A 5.50% 12/1/21	80,000	80,500
#Milacron 144A 7.75% 2/15/21	30,000	31,650
#MultiPlan 144A 9.875% 9/1/18	55,000	60,775
Tenet Healthcare
#144A 6.00% 10/1/20	93,000	97,243
8.00% 8/1/20	15,000	16,331

		474,555

Hotels, Restaurants & Leisure–0.17%
Ameristar Casinos 7.50% 4/15/21	40,000	43,600
International Game Technology 5.35% 10/15/23	95,000	97,993
#Landry’s 144A 9.375% 5/1/20	20,000	21,900
Marriott International 3.375% 10/15/20	40,000	39,672
MGM Resorts International 11.375% 3/1/18	40,000	51,000
Pinnacle Entertainment 8.75% 5/15/20	5,000	5,538
#Wok Acquisition 144A 10.25% 6/30/20	15,000	16,369
Wyndham Worldwide 5.625% 3/1/21	55,000	58,815
Wynn Las Vegas
#144A 4.25% 5/30/23	30,000	28,163
5.375% 3/15/22	25,000	25,375

LVIP Delaware Foundation® Aggressive Allocation Fund–21

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Yum Brands 3.875% 11/1/23	55,000	$53,308

		441,733

Household Durables–0.09%
#Allegion US Holding 144A 5.75% 10/1/21	65,000	67,925
Jarden 6.125% 11/15/22	35,000	37,625
M/I Homes 8.625% 11/15/18	40,000	43,500
#Spectrum Brands Escrow 144A 6.375% 11/15/20	35,000	37,450
Standard Pacific 10.75% 9/15/16	35,000	42,350

		228,850

Independent Power Producers & Energy Traders–0.12%
AES
4.875% 5/15/23	30,000	28,200
7.375% 7/1/21	10,000	11,325
8.00% 6/1/20	35,000	41,125
#Calpine 144A 6.00% 1/15/22	70,000	72,100
Exelon Generation 4.25% 6/15/22	95,000	91,207
GenOn Energy 9.875% 10/15/20	40,000	44,600
NRG Energy 7.875% 5/15/21	25,000	27,813

		316,370

Insurance–0.28%
•Allstate 5.75% 8/15/53	55,000	55,516
American International Group 6.40% 12/15/20	75,000	88,767
Berkshire Hathaway Finance 2.90% 10/15/20	55,000	54,626
•Chubb 6.375% 3/29/67	115,000	125,063
#Hockey Merger 144A 7.875% 10/1/21	45,000	46,463
•ING US 5.65% 5/15/53	35,000	34,046
Liberty Mutual Group
#144A 4.95% 5/1/22	20,000	20,715
#•144A 7.00% 3/15/37	35,000	36,225
#Onex USI Aquisition 144A 7.75% 1/15/21	10,000	10,275
Prudential Financial
3.875% 1/14/15	30,000	31,021
•5.625% 6/15/43	20,000	19,700
•5.875% 9/15/42	55,000	56,169
6.00% 12/1/17	55,000	63,300
•XL Group 6.50% 12/31/49	65,000	64,269

		706,155

Internet Software & Services–0.22%
Amazon.com 2.50% 11/29/22	45,000	40,644
Baidu 3.25% 8/6/18	200,000	202,660
eBay 4.00% 7/15/42	60,000	51,013

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Internet Software & Services (continued)
Equinix
4.875% 4/1/20	23,000	$23,000
5.375% 4/1/23	67,000	65,828
GXS Worldwide 9.75% 6/15/15	86,000	89,010
VeriSign 4.625% 5/1/23	35,000	33,600
Zayo Group 10.125% 7/1/20	45,000	52,088

		557,843

IT Services–0.11%
Fidelity National Information Services 3.50% 4/15/23	90,000	82,195
First Data
11.25% 3/31/16	15,000	15,075
#144A 11.25% 1/15/21	75,000	83,156
#144A 11.75% 8/15/21	20,000	21,200
Total System Services
2.375% 6/1/18	15,000	14,608
3.75% 6/1/23	60,000	55,570
Xerox 6.35% 5/15/18	5,000	5,720

		277,524

Machinery–0.10%
ArvinMeritor 6.75% 6/15/21	25,000	25,625
Crane
2.75% 12/15/18	30,000	29,888
4.45% 12/15/23	25,000	24,760
Ingersoll-Rand Global Holding
#144A 2.875% 1/15/19	35,000	34,537
#144A 4.25% 6/15/23	130,000	127,217

		242,027

Marine–0.04%
#DP World Sukuk 144A 6.25% 7/2/17	100,000	110,250

		110,250

Media–0.60%
AMC Networks 4.75% 12/15/22	40,000	38,300
CCO Holdings 5.25% 9/30/22	25,000	23,469
#Cequel Communications Holdings I 144A 6.375% 9/15/20	55,000	56,650
Clear Channel Worldwide Holdings 7.625% 3/15/20	40,000	42,250
#Columbus International 144A 11.50% 11/20/14	100,000	108,250
#COX Communications 144A 3.25% 12/15/22	115,000	104,259
CSC Holdings 6.75% 11/15/21	45,000	48,713
DISH DBS
5.00% 3/15/23	50,000	46,875
5.875% 7/15/22	40,000	40,200
7.875% 9/1/19	20,000	22,950

LVIP Delaware Foundation® Aggressive Allocation Fund–22

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Gray Television 7.50% 10/1/20	45,000	$48,038
Historic TW 6.875% 6/15/18	175,000	208,261
Lamar Media 5.00% 5/1/23	35,000	33,425
#MDC Partners 144A 6.75% 4/1/20	35,000	36,794
#Myriad International Holdings 144A 6.375% 7/28/17	100,000	112,125
Nielsen Finance 4.50% 10/1/20	25,000	24,438
Omnicom Group 3.625% 5/1/22	30,000	29,104
Sinclair Television Group
5.375% 4/1/21	45,000	44,550
6.125% 10/1/22	15,000	15,225
#Sirius XM Radio 144A 4.625% 5/15/23	55,000	49,913
Thomson Reuters 4.30% 11/23/23	50,000	50,316
Time Warner Cable
5.85% 5/1/17	50,000	54,576
8.25% 4/1/19	83,000	97,340
#Univision Communications 144A 5.125% 5/15/23	75,000	75,281
Viacom 5.85% 9/1/43	110,000	116,048

		1,527,350

Metals & Mining–0.24%
AK Steel 7.625% 5/15/20	25,000	25,063
ArcelorMittal 10.35% 6/1/19	145,000	184,150
Barrick Gold 4.10% 5/1/23	60,000	54,336
Barrick North America Finance 5.75% 5/1/43	15,000	13,533
FMG Resources August 2006
#144A 6.875% 4/1/22	91,000	99,645
#144A 7.00% 11/1/15	23,000	23,906
Freeport-McMoRan Copper & Gold 3.875% 3/15/23	25,000	23,686
Novelis 8.75% 12/15/20	50,000	55,875
Nucor 4.00% 8/1/23	25,000	24,453
Rio Tinto Finance USA 3.50% 11/2/20	20,000	20,450
Ryerson
9.00% 10/15/17	25,000	26,531
11.25% 10/15/18	10,000	10,650
Teck Resources 3.75% 2/1/23	40,000	37,355
Vale Overseas 5.625% 9/15/19	20,000	21,798

		621,431

Multi-Utilities–0.43%
Ameren Illinois 9.75% 11/15/18	263,000	347,844
CenterPoint Energy 5.95% 2/1/17	50,000	56,103
CMS Energy 6.25% 2/1/20	60,000	69,456

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
•Integrys Energy Group 6.11% 12/1/66	85,000	$85,481
NiSource Finance 6.125% 3/1/22	100,000	111,056
Puget Energy 6.00% 9/1/21	35,000	39,201
•Puget Sound Energy 6.974% 6/1/67	145,000	149,290
SCANA 4.125% 2/1/22	60,000	58,367
•Wisconsin Energy 6.25% 5/15/67	165,000	170,285

		1,087,083

Oil, Gas & Consumable Fuels–1.42%
Chaparral Energy 7.625% 11/15/22	10,000	10,750
Chesapeake Energy
5.375% 6/15/21	5,000	5,200
5.75% 3/15/23	105,000	108,675
Continental Resources 4.50% 4/15/23	95,000	96,425
Ecopetrol 7.625% 7/23/19	54,000	64,260
El Paso Pipeline Partners Operating 6.50% 4/1/20	90,000	103,808
•Enbridge Energy Partners 8.05% 10/1/37	135,000	149,561
Energy Transfer Partners
5.95% 10/1/43	10,000	10,180
6.50% 2/1/42	20,000	21,566
9.70% 3/15/19	65,000	84,249
#Energy XXI Gulf Coast 144A 7.50% 12/15/21	55,000	57,613
•Enterprise Products Operating 7.034% 1/15/68	130,000	143,777
Forest Oil 7.25% 6/15/19	14,000	13,703
#Gazprom 144A 3.85% 2/6/20	200,000	194,000
#Gazprom Neft OAO Via Gaz Capital 144A 6.00% 11/27/23	200,000	204,000
Halcon Resources 8.875% 5/15/21	40,000	40,600
#KazMunayGas National JSC 144A 9.125% 7/2/18	100,000	121,625
Kinder Morgan Energy Partners 9.00% 2/1/19	115,000	146,267
Laredo Petroleum 7.375% 5/1/22	50,000	54,500
MarkWest Energy Partners 5.50% 2/15/23	20,000	20,250
Midstates Petroleum 9.25% 6/1/21	55,000	57,750
Newfield Exploration 5.625% 7/1/24	45,000	45,000

LVIP Delaware Foundation® Aggressive Allocation Fund–23

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
#Oasis Petroleum 144A 6.875% 3/15/22	45,000	$47,925
#Pacific Rubiales Energy 144A 7.25% 12/12/21	100,000	106,500
PDC Energy 7.75% 10/15/22	15,000	16,275
Petrobras Global Finance 3.00% 1/15/19	70,000	65,683
Petrobras International Finance 5.375% 1/27/21	48,000	47,875
Petrohawk Energy 7.25% 8/15/18	115,000	124,258
Petroleos de Venezuela 8.50% 11/2/17	30,000	25,050
Petroleos Mexicanos
3.50% 1/30/23	15,000	13,781
6.50% 6/2/41	25,000	26,250
Plains All American Pipeline 8.75% 5/1/19	120,000	153,657
Plains Exploration & Production 6.50% 11/15/20	35,000	38,670
Pride International 6.875% 8/15/20	210,000	251,792
Regency Energy Partners 4.50% 11/1/23	55,000	50,325
Rosetta Resources 5.625% 5/1/21	55,000	55,138
#Samson Investment 144A 10.50% 2/15/20	35,000	38,325
SandRidge Energy 8.125% 10/15/22	155,000	165,075
Statoil 2.90% 11/8/20	35,000	34,825
Sunoco Logistics Partners Operations 3.45% 1/15/23	30,000	27,618
Talisman Energy 5.50% 5/15/42	95,000	89,791
•TransCanada PipeLines 6.35% 5/15/67	190,000	195,317
Williams Partners
4.50% 11/15/23	25,000	24,879
7.25% 2/1/17	95,000	109,625
#Woodside Finance 144A 8.75% 3/1/19	105,000	133,080
#YPF 144A 8.875% 12/19/18	20,000	20,850

		3,616,323

Paper & Forest Products–0.06%
Georgia-Pacific 8.00% 1/15/24	125,000	161,174

		161,174

Pharmaceuticals–0.10%
#Mylan 144A 3.125% 1/15/23	25,000	22,731
NBTY 9.00% 10/1/18	30,000	33,038

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
#Salix Pharmaceuticals 144A 6.00% 1/15/21	60,000	$61,650
Valeant Pharmaceuticals International
#144A 5.625% 12/1/21	15,000	15,113
#144A 7.00% 10/1/20	10,000	10,825
#Valeant Pharmaceuticals International Escrow 144A 6.375% 10/15/20	25,000	26,469
Zoetis 3.25% 2/1/23	90,000	84,373

		254,199

Professional Services–0.02%
FTI Consulting 6.75% 10/1/20	35,000	37,975

		37,975

Real Estate Investment Trusts–0.51%
Alexandria Real Estate Equities 3.90% 6/15/23	80,000	74,691
American Tower Trust I
#144A 1.551% 3/15/18	20,000	19,548
#144A 3.07% 3/15/23	55,000	51,656
CBL & Associates 5.25% 12/1/23	40,000	40,023
Corporate Office Properties
3.60% 5/15/23	40,000	36,324
5.25% 2/15/24	40,000	40,707
CubeSmart 4.375% 12/15/23	20,000	19,580
DDR
4.625% 7/15/22	25,000	25,543
4.75% 4/15/18	65,000	70,186
7.50% 4/1/17	10,000	11,664
7.875% 9/1/20	85,000	105,148
Digital Realty Trust 5.25% 3/15/21	180,000	183,981
Duke Realty 3.625% 4/15/23	40,000	36,990
Host Hotels & Resorts
3.75% 10/15/23	10,000	9,290
4.75% 3/1/23	65,000	65,560
5.25% 3/15/22	35,000	36,545
5.875% 6/15/19	30,000	32,569
Liberty Property 4.40% 2/15/24	45,000	44,275
Mid-America Apartments 4.30% 10/15/23	30,000	29,225
National Retail Properties 3.30% 4/15/23	50,000	45,483
ProLogis 3.35% 2/1/21	30,000	29,179
Regency Centers 4.80% 4/15/21	95,000	99,567
UDR 3.70% 10/1/20	20,000	20,136
#WEA Finance 144A 4.625% 5/10/21	60,000	63,420

LVIP Delaware Foundation® Aggressive Allocation Fund–24

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Weingarten Realty Investors
3.50% 4/15/23	40,000	$36,844
4.45% 1/15/24	25,000	24,536
Weyerhaeuser 4.625% 9/15/23	45,000	45,752

		1,298,422

Road & Rail–0.05%
Norfolk Southern
3.85% 1/15/24	10,000	9,843
4.80% 8/15/43	35,000	34,028
RSC Equipment Rental 10.25% 11/15/19	35,000	39,677
United Rentals North America 6.125% 6/15/23	40,000	40,800

		124,348

Semiconductors & Semiconductor Equipment–0.11%
Altera 2.50% 11/15/18	50,000	49,633
Maxim Integrated Products 2.50% 11/15/18	50,000	49,634
National Semiconductor 6.60% 6/15/17	165,000	192,980

		292,247

Software–0.16%
#Activision Blizzard 144A 6.125% 9/15/23	90,000	94,050
#BMC Software Finance 144A 8.125% 7/15/21	105,000	108,675
#MTS International Funding 144A 8.625% 6/22/20	100,000	118,500
Symantec 4.20% 9/15/20	85,000	86,332

		407,557

Specialty Retail–0.08%
#~Chinos Intermediate Holdings A 144APIK 7.75% 5/1/19	45,000	46,125
QVC 4.375% 3/15/23	125,000	117,085
Sally Holdings 5.75% 6/1/22	30,000	31,350

		194,560

Textiles, Apparel & Luxury Goods–0.03%
Hanesbrands 6.375% 12/15/20	40,000	43,900
Levi Strauss 6.875% 5/1/22	40,000	44,200

		88,100

Trading Companies & Distributors–0.05%
#Glencore Funding 144A 2.50% 1/15/19	30,000	29,084
H&E Equipment Services 7.00% 9/1/22	40,000	43,800
HD Supply 11.00% 4/15/20	20,000	23,800

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Trading Companies & Distributors (continued)
#LKQ 144A 4.75% 5/15/23	25,000	$23,313

		119,997

Wireless Telecommunication Services–0.23%
#Crown Castle Towers 144A 4.883% 8/15/20	300,000	315,185
Sprint
#144A 7.125% 6/15/24	100,000	101,750
#144A 7.25% 9/15/21	25,000	26,938
#144A 7.875% 9/15/23	20,000	21,550
Sprint Capital 6.90% 5/1/19	45,000	49,388
T-Mobile USA 6.125% 1/15/22	60,000	61,200

		576,011

Total Corporate Bonds (Cost $26,463,811)		27,180,239

MUNICIPAL BONDS–0.15%
California Statewide Communities Development Authority (Kaiser Permanente) Series A 5.00% 4/1/42	20,000	19,701
Fairfax County, Virginia Series B 5.00% 4/1/24	20,000	23,660
Golden State, California Tobacco Securitization Asset-Back Senior Notes
Series A-1 5.125% 6/1/47	45,000	30,492
Series A-1 5.75% 6/1/47	50,000	37,092
New Jersey State Transportation Trust Fund
Series A 5.00% 6/15/42	10,000	10,076
Series AA 5.00% 6/15/44	25,000	24,999
New York City Transitional Finance Authority (New York City Recovery) Series 13 5.00% 11/1/22	25,000	29,080
New York City Water & Sewer System Series BB 5.00% 6/15/47	15,000	15,292
New York City, New York Series I 5.00% 8/1/22	20,000	22,924
New York State Thruway Authority Series A 5.00% 5/1/19	25,000	28,712
Prince George’s County, Maryland Consolidated Public Improvement Series A 5.00% 3/1/22	10,000	11,795
State of Georgia Series D 5.00% 2/1/23	30,000	35,708
State of Maryland Local Facilities Series A 5.00% 8/1/21	25,000	29,707
State of North Carolina Series C 5.00% 5/1/22	25,000	29,651
Texas A&M University
Series D 5.00% 5/15/22	5,000	5,909
Series D 5.00% 5/15/23	5,000	5,878

LVIP Delaware Foundation® Aggressive Allocation Fund–25

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond (NTE Mobility) 6.75% 6/30/43	20,000	$20,906

Total Municipal Bonds (Cost $385,183)		381,582

NON-AGENCY ASSET-BACKED SECURITIES–0.21%
•Ally Master Owner Trust Series 2013-2 A 0.617% 4/15/18	100,000	99,793
Appalachian Consumer Rate Relief Funding Series 2013-1 A1 2.008% 2/1/24	100,000	98,820
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14	100,000	101,127
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.567% 10/15/15	150,000	151,922
#Trinity Rail Leasing Series 2012-1A A1 144A 2.266% 1/15/43	89,502	87,919

Total Non-Agency Asset-Backed Securities (Cost $540,778)		539,581

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.07%
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	4,789	4,956
Series 2005-6 7A1 5.50% 7/25/20	4,183	4,271
•ChaseFlex Trust Series 2006-1 A4 5.31% 6/25/36	100,000	85,569
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 2.836% 1/25/36	22,088	19,141
•JPMorgan Mortgage Trust Series 2007-A1 7A4 2.726% 7/25/35	23,447	15,051
•MASTR ARM Trust Series 2006-2 4A1 2.63% 2/25/36	7,230	6,952
¿Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2004-20 2A1 5.50% 11/25/34	23,423	23,649
Wells Fargo Mortgage-Backed Securities Trust Series 2005-18 1A1 5.50% 1/25/36	20,418	19,284

Total Non-Agency Collarterized Mortgage Obligations (Cost $141,126)		178,873

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS–2.09%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20	139,763	$140,753
Allegion US Holding Tranche B 3.00% 12/26/20	145,000	145,634
Aramark Tranche D 4.00% 9/30/19	70,000	70,350
Avis Budget Car Rental Tranche B 1st Lien 3.00% 3/15/19	44,663	44,690
Azure Midstream Tranche B 6.50% 10/21/18	80,000	80,200
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	134,824	135,886
Burlington Coat Factory Warehouse Tranche B2 4.00% 2/23/17	126,740	127,981
Calpine Construction Finance Tranche B 3.00% 5/1/20	144,275	143,283
Chrysler Group Tranche B 4.25% 5/24/17	9,924	9,973
Clear Channel Communications Tranche B 3.65% 1/29/16	285,000	276,420
Community Health System 3.74% 1/25/17	90,000	90,802
Davita Tranche B 4.50% 10/20/16	24,557	24,720
Delta Air Lines Tranche B 1st Lien 3.50% 4/20/17	58,622	59,062
Drillships Financing Holdings Tranche B1 6.00% 3/31/21	44,888	46,010
Emdeon 1st Lien 3.75% 11/2/18	73,769	74,069
First Data 1st Lien 4.16% 4/5/17	225,450	226,201
Gray Television 4.50% 10/11/19	15,757	15,855
HCA Tranche B5 1st Lien 2.92% 3/31/17	117,705	117,871
Hilton Worldwide Finance Tranche B2 3.75% 10/25/20	288,000	290,211
Huntsman International Tranche B 3.50% 10/11/20	190,000	190,950
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	63,863	64,421
Immucor Tranche B2 5.00% 8/19/18	78,892	79,483
Infor US Tranche B2 5.25% 4/5/18	182,059	182,969
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	134,296	135,639
Kik Custom Products Term Loan 1st Lien 5.50% 5/23/19	500,000	497,500
Landry’s Tranche B 4.75% 4/24/18	43,307	43,704

LVIP Delaware Foundation® Aggressive Allocation Fund–26

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS (continued)
Level 3 Financing Tranche B 4.00% 1/15/20	75,000	$75,619
Moxie Liberty Tranche B 7.50% 8/21/20	5,000	5,113
MultiPlan Tranche B 4.00% 8/18/17	24,250	24,471
Neiman Marcus Group 5.00% 10/18/20	165,000	167,077
Novelis Tranche B 3.75% 3/10/17	47,511	47,768
Nuveen Investments 1st Lien 4.00% 5/13/17	65,000	64,660
Nuveen Investments 2nd Lien 6.50% 2/28/19	230,000	226,320
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	130,900	131,381
PQ Tranche B 4.50% 8/7/17	34,650	34,971
Remy International Tranche B 1st Lien 4.25% 3/5/20	61,557	62,019
Samson Investment 2nd Lien 5.00% 9/25/18	95,000	95,515
Scientific Games International 4.25% 5/22/20	70,000	70,149
Sensus USA 2nd Lien 8.50% 4/13/18	80,000	80,333
Smart & Final Tranche B 1st Lien 4.50% 11/15/19	27,720	27,711
Sprouts Farmers 4.00% 4/12/20	61,842	62,074
Truven Health Analytics 4.50% 5/23/19	14,813	14,896
Univision Communications Tranche C1 1st Lien 4.50% 2/22/20	118,124	118,899
Univision Communications Tranche C2 4.50% 2/6/20	69,475	69,874
USI Insurance Services Tranche B 4.25% 12/14/19	54,588	54,963
Valeant Pharmaceuticals Tranche B 4.50% 5/30/20	69,475	70,011
Wide Open West Finance 4.75% 3/27/19	277,900	279,789
Zayo Group Term Loan B 1st Lien 4.00% 7/2/19	215,981	216,454

Total Senior Secured Loans (Cost $5,274,946)		5,314,704

ΔSOVEREIGN BONDS–0.23%
Argentina–0.02%
Argentine Republic Government International Bond 8.28% 12/31/33	62,310	47,355

		47,355

	Principal		Value
	Amount°		(U.S. $)

ΔSOVEREIGN BONDS (continued)
Brazil–0.02%
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/17	BRL	172,000	$65,394

			65,394

Hungary–0.02%
Hungary Government International Bond 5.75% 11/22/23		40,000	40,400

			40,400

Iceland–0.04%
Republic of Iceland #144A 5.875% 5/11/22		100,000	102,167

			102,167

Mexico–0.04%
Mexican Bonos
6.50% 6/10/21	MXN	460,000	36,332
6.50% 6/9/22	MXN	849,000	65,915

			102,247

Panama–0.02%
Panama Government International 8.875% 9/30/27		44,000	58,960

			58,960

Poland–0.02%
Poland Government 5.75% 10/25/21	PLN	124,000	45,182

			45,182

Republic of Korea–0.04%
Korea Treasury Inflation-Linked 2.75% 6/10/20	KRW	94,284,793	93,939

			93,939

Sweden–0.01%
Sweden Government
1.50% 11/13/23	SEK	160,000	22,693
4.25% 3/12/19	SEK	80,000	13,940

			36,633

Total Sovereign Bonds (Cost $608,248)			592,277

U.S. TREASURY OBLIGATIONS–0.13%
U.S. Treasury Bonds
2.875% 5/15/43		20,000	16,214
3.625% 8/15/43		30,000	28,338
U.S. Treasury Notes
1.25% 11/30/18		100,000	97,867
1.50% 12/31/18		180,000	177,982

Total U.S. Treasury Obligations (Cost $323,128)			320,401

LVIP Delaware Foundation® Aggressive Allocation Fund–27

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

WARRANT–0.01%
†Kinder Morgan CW17 strike price $40.00, expiration date 5/25/17	9,650	$39,179

Total Warrant (Cost $17,274)		39,179

	Number of
	Contracts

OPTION PURCHASED–0.00%
Call Option–0.00%
TRY Currency 3/13/2014	185,300	377

Total Option Purchased (Cost $956)		377

	Number of	Value
	Shares	(U.S. $)

MONEY MARKET FUND–3.67%
Dreyfus Treasury & Agency Cash Management Fund	9,357,542	$9,357,542

Total Money Market Fund (Cost $9,357,542)		9,357,542

TOTAL VALUE OF SECURITIES–101.86% (Cost $189,182,464)	259,527,616
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.86%)	(4,736,910)

NET ASSETS APPLICABLE TO 16,303,160 SHARES OUTSTANDING–100.00%	$254,790,706

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND STANDARD CLASS ($224,511,325 / 14,364,644 Shares)	$15.629

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND SERVICE CLASS ($30,279,381 / 1,938,516 Shares)	$15.620

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$194,239,759
Undistributed net investment income	527,863
Accumulated net realized loss on investments	(10,379,557)
Net unrealized appreciation of investments and derivatives	70,402,641

Total net assets	$254,790,706

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2013, the aggregate value of Rule 144A securities was $10,246,737, which represents 4.02% of the Fund’s net assets. See Note 9 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2013. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

«	Of this amount, $76,925 pledged as collateral for futures contracts, $14,913,393 for securities purchased and $263,513 for fund shares redeemed as of December 31, 2013

/	100% of the income received was in the form of additional par.

@	Illiquid security. At December 31, 2013, the aggregate value of illiquid securities was $3,267,329, which represents 1.28% of the Fund’s net assets. See Note 9 in “Notes to Financial Statements.”

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $493,232, which represents 0.19% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

LVIP Delaware Foundation® Aggressive Allocation Fund–28

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2013.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2013.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD	(310,203)	USD	291,506	1/10/14	$(471)
BAML	GBP	107,338	USD	(175,882)	1/10/14	1,869
BAML	NZD	96,999	USD	(79,354)	1/10/14	372
BAML	PHP	1,634,848	USD	(37,042)	1/10/14	(216)
BCLY	MXN	(1,062,586)	USD	80,599	1/10/14	(736)
BNP	AUD	(3,709)	USD	628	1/10/14	(2,683)
CITI	PLN	(65,151)	USD	20,996	1/10/14	(541)
DB	EUR	(218,993)	USD	296,470	1/10/14	(4,798)
GSC	GBP	(92,841)	USD	152,099	1/10/14	(1,645)
HSBC	BRL	5,990	USD	(2,541)	1/10/14	(12)
JPMC	KRW	(21,246,000)	USD	20,000	1/10/14	(110)
TD	JPY	(12,380,194)	USD	120,487	1/10/14	2,939
UBS	CAD	(114,064)	USD	107,269	1/10/14	(95)
UBS	MXN	481,286	USD	(37,042)	1/10/14	(202)

						$(6,329)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(18) U.S. Treasury 5 yr Notes	$(2,155,868)	$(2,147,625)	4/1/14	$8,243
(31) U.S. Treasury 10 yr Notes	(3,873,469)	(3,814,453)	3/21/14	59,016
(6) U.S. Treasury Long Bonds	(780,076)	(769,875)	3/21/14	10,201

	$(6,809,413)			$77,460

Swap Contracts2
CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
DB	CDX.EM.20	125,000	5.00%	12/20/18	$708

The use of foreign currency exchange contracts, futures contracts and swap contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to Financial Statements.”

LVIP Delaware Foundation® Aggressive Allocation Fund–29

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

[2]	Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BNP–Banque Paribas

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CITI–Citigroup Global Securities

DB–Deutsche Bank

ETF–Exchange-Traded Fund

EUR–European Monetary Unit

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

HSBC–Hong Kong Shanghai Bank

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

MASTR–Mortgage Asset Securitization Transactions, Inc.

MXN–Mexican Peso

NCUA–National Credit Union Administration

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

PHP–Philippine Peso

PLN–Polish

Zloty REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

TD–Toronto Dominion Bank

UBS–Union Bank of Switzerland

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–30

LVIP Delaware Foundation®Aggressive Allocation Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$4,364,271
Interest	1,820,175
Foreign tax withheld	(166,052)

6,018,394

EXPENSES:
Management fees	1,839,077
Accounting and administration expenses	91,547
Distribution fees-Service Class	72,471
Pricing fees	72,206
Reports and statements to shareholders	69,433
Custodian fees	63,334
Professional fees	53,031
Trustees’ fees and expenses	6,418
Consulting fees	3,358
Other	3,756

2,274,631
Less management fees waived	(245,210)
Less expenses reimbursed	(166,915)

Total operating expenses	1,862,506

NET INVESTMENT INCOME	4,155,888

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	15,515,224
Foreign currencies	(371,834)
Foreign currency exchange contracts	51,238
Futures contracts	31,885
Swap contracts	(101,689)

Net realized gain	15,124,824

Net change in unrealized appreciation (depreciation) of:
Investments	25,667,493
Foreign currencies	31,641
Foreign currency exchange contracts	7,960
Futures contracts	92,990
Options written	(579)
Swap contracts	500

Net change in unrealized appreciation (depreciation)	25,800,005

NET REALIZED AND UNREALIZED GAIN	40,924,829

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,080,717

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation®Aggressive Allocation Fund

Statements of Changes in Net Assets

	Year Ended

	12/31/13	12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,155,888	$4,930,794
Net realized gain	15,124,824	10,281,729
Net change in unrealized appreciation (depreciation)	25,800,005	15,195,501

Net increase in net assets resulting from operations	45,080,717	30,408,024

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,320,030)	(3,650,079)
Service Class	(378,394)	(426,291)

	(3,698,424)	(4,076,370)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,783,468	15,032,849
Service Class	6,580,082	5,404,112
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,320,030	3,650,079
Service Class	378,394	426,291

	22,061,974	24,513,331

Cost of shares redeemed:
Standard Class	(33,208,044)	(65,157,681)
Service Class	(9,500,757)	(10,164,498)

	(42,708,801)	(75,322,179)

Decrease in net assets derived from capital share transactions	(20,646,827)	(50,808,848)

NET INCREASE (DECREASE) IN NET ASSETS	20,735,466	(24,477,194)
NET ASSETS:
Beginning of year	234,055,240	258,532,434

End of year	$254,790,706	$234,055,240

Undistributed net investment income	$527,863	$611,292

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–31

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights1

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09[2]

Net asset value, beginning of period	$13.195	$11.855	$12.376	$11.303	$8.695

Income (loss) from investment operations:
Net investment income[3]	0.250	0.254	0.255	0.257	0.200
Net realized and unrealized gain (loss)	2.418	1.318	(0.508)	1.138	2.575

Total from investment operations	2.668	1.572	(0.253)	1.395	2.775

Less dividends and distributions from:
Net investment income	(0.234)	(0.232)	(0.268)	(0.322)	(0.167)

Total dividends and distributions	(0.234)	(0.232)	(0.268)	(0.322)	(0.167)

Net asset value, end of period	$15.629	$13.195	$11.855	$12.376	$11.303

Total return[4]	20.24%	13.29%	(2.03% )	12.48%	31.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$224,511	$206,140	$229,418	$257,945	$246,994
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.90%	0.91%	0.89%	0.93%	0.93%
Ratio of net investment income to average net assets	1.72%	2.00%	2.04%	2.23%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.55%	1.82%	1.88%	2.03%	1.93%
Portfolio turnover	70%	76%	81%	95%	185%

[1]

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund (the UBS Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the UBS Fund.

[2]	Commencing June 15, 2009, Delaware Management Company replaced UBS Global Asset Management (Americas) Inc. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–32

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights1 (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Service Class Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09[2]

Net asset value, beginning of period	$13.190	$11.851	$12.371	$11.300	$8.696

Income (loss) from investment operations:
Net investment income[3]	0.213	0.222	0.223	0.228	0.176
Net realized and unrealized gain (loss)	2.415	1.317	(0.506)	1.136	2.573

Total from investment operations	2.628	1.539	(0.283)	1.364	2.749

Less dividends and distributions from:
Net investment income	(0.198)	(0.200)	(0.237)	(0.293)	(0.145)

Total dividends and distributions	(0.198)	(0.200)	(0.237)	(0.293)	(0.145)

Net asset value, end of period	$15.620	$13.190	$11.851	$12.371	$11.300

Total return[4]	19.94%	13.01%	(2.27% )	12.21%	31.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,280	$27,915	$29,114	$36,213	$41,423
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.15%	1.16%	1.14%	1.18%	1.18%
Ratio of net investment income to average net assets	1.47%	1.75%	1.79%	1.98%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.30%	1.57%	1.63%	1.78%	1.68%
Portfolio turnover	70%	76%	81%	95%	185%

[1]

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund (the UBS Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the UBS Fund.

[2]	Commencing June 15, 2009, Delaware Management Company replaced UBS Global Asset Management (Americas) Inc. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–33

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Aggressive Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

LVIP Delaware Foundation® Aggressive Allocation Fund–34

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.10% of the average daily net assets of the Fund’s advisory fee. The agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of the Fund’s average daily net assets for the Standard Class (and 0.98% for the Service Class). The agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Due to a corporate organizational restructuring, effective after the close of business on June 30, 2013, the investment subadvisory services provided by Delaware Management Company (DMC) are now provided by Delaware Investments Fund Advisers (DIFA). Both DMC and DIFA are series of the same Delaware Management Business Trust. DIFA, as the Fund’s Sub-Advisor, is responsible for the day-to-day management of the Fund’s investment portfolio. No change in the Fund’s portfolio management (personnel, objectives, strategies) occurred as a result of the corporate restructuring. LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets to the Sub-Advisor for its services.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $11,484 and $2,052, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD),

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LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had receivables from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$17,739
Management fees payable to LIAC	138,739
Distribution fees payable to LFD	6,343

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $157,193,582 and sales of $176,470,870 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2013, the Fund made purchases of $11,395,354 and sales of $13,117,469 of long-term U.S. government securities.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$191,761,643

Aggregate unrealized appreciation	$75,663,577
Aggregate unrealized depreciation	(7,897,604)

Net unrealized appreciation	$67,765,973

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Delaware Foundation® Aggressive Allocation Fund–36

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Agency, Asset & Mortgage- Backed Securities	$—	$10,051,886	$$10,051,886
Common Stock	179,650,374	602,381	180,252,755
Corporate Debt	—	33,509,998	33,509,998
Exchange-Traded Funds	24,548,058	—	24,548,058
Foreign Debt	—	592,277	592,277
Municipal Bonds	—	381,582	381,582
U.S. Treasury Obligations	—	320,401	320,401
Preferred Stock	316,849	156,712	473,561
Warrant	39,179	—	39,179
Options Purchased	—	377	377
Money Market Fund	9,357,542	—	9,357,542

Total	$213,912,002	$45,615,614	$259,527,616

Foreign Currency Exchange Contracts	$—	$(6,329)	$(6,329)

Futures Contracts	$77,460	$—	$77,460

Swap Contracts	$—	$708	$708

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$3,698,424	$4,076,370

The Fund declared an ordinary income consent dividend of $895,311 for the year ended December 31, 2012. Such amounts have been deemed paid and contributed to paid-in-capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$194,239,759
Undistributed ordinary income	810,468
Capital loss carryforwards	(8,001,824)
Other temporary differences	(9,312)
Unrealized appreciation	67,751,615

Net assets	$254,790,706

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, consent dividends, amortization of convertibles, contingent payment debt instruments, tax deferral of losses on straddles, mark-to-market of financial futures contracts and foreign currency contracts, tax treatment of passive foreign investment companies, return of capital on investments, capital gains, tax character of distributions from real estate investment trusts, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of amortization of convertibles and real estate investment trusts, tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, CDS contracts and paydown gain

LVIP Delaware Foundation® Aggressive Allocation Fund–37

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

(loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(540,893)	$(354,418)	$895,311

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2013, if not utilized in future years, will expire as follows: $8,001,824 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22,2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, where as before the Act, capital losses carried forward were treated as short-term.

During fiscal year 2013, the Fund utilized $14,774,971 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	822,206	1,188,736
Service Class	455,896	426,553

Shares issued upon reinvestment of dividends and distributions:
Standard Class	213,369	281,938
Service Class	24,333	32,940

	1,515,804	1,930,167

Shares redeemed:
Standard Class	(2,293,490)	(5,200,664)
Service Class	(658,157)	(799,717)

	(2,951,647)	(6,000,381)

Net decrease	(1,435,843)	(4,070,214)

7. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments).Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. As of December 31, 2013, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
Community Health Systems	55,000
Patheon	55,000

8. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

LVIP Delaware Foundation® Aggressive Allocation Fund–38

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

LVIP Delaware Foundation® Aggressive Allocation Fund–39

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

Transactions in options written during the year ended December 31, 2013, for the Fund were as follows:

Call Options	Number of contracts	Premiums
Options outstanding at December 31, 2012	—	$—
Options written	12	4,183
Options terminated in closing purchase transactions	(12)	(4,183)

Options outstanding at December 31, 2013	—	$—

Put Options	Number of contracts	Premiums
Options outstanding at December 31, 2012	—	$—
Options written	18	7,721
Options terminated in closing purchase transactions	(18)	(7,721)

Options outstanding at December 31, 2013	—	$—

Swap Contracts–The Fund enters into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps-An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on avariable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No interest rate swap contracts were outstanding at December 31, 2013.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2013, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2013, net unrealized appreciation of CDS contracts was $708. If a credit event had occured for all open swap transactions where collateral posting was required as of December 31, 2013, the Fund would have received EUR 500,000, less the value of the contracts related reference obligations.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

LVIP Delaware Foundation® Aggressive Allocation Fund–40

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets. No swap contracts were outstanding at December 31, 2013.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$5,180	Liabilities net of receivables and other assets	$(11,509)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	77,460	Liabilities net of receivables and other assets	—
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	708	Liabilities net of receivables and other assets	—

Total		$83,348		$(11,509)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$51,238	$7,960
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(13,754)	—
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	45,639	92,990
Interest rate contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	—	(579)
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(101,689)	500

Total		$(18,566)	$100,871

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	4,436,546	USD	5,612,964
Futures contracts (average notional value)		2,688,121		2,022,454
Options contracts (average notional value)		549		379
Interest rate swap contracts (average notional value)		131,190		—
Interest rate swap contracts (average notional value)	COP	176,333,333	COP	—
CDS contracts (average notional value)*	EUR	187,341	EUR	—
CDS contracts (average notional value)*	USD	145,361	USD	26,190

*Asset represents buying protection and liability represents selling protection.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter

LVIP Delaware Foundation® Aggressive Allocation Fund–41

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

(“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2013, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Foreign Currency Exchange Contracts	$5,180	$(687)	$4,493
Futures Contracts - Variation Margin[1]	9,828	(110)	9,718
Credit Default Swaps	708	(708)	—

Total	$15,716	$(1,505)	$14,211

		Gross Amounts Not Offset in the Statements of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[2]
Bank of America Merrill Lynch	$1,554	$—	$—	$1,554
JPMorgan Chase Bank	9,718	—	—	9,718
Toronto Dominion Bank	2,939	—	—	2,939

Total	$14,211	$—	$—	$14,211

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Foreign Currency Exchange Contracts	$(11,509)	$1,505	$(10,004)

		Gross Amounts Not Offset in the Statements of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[3]
Banque Paribas	$(2,683)	$—	$—	$(2,683)
Barclays Bank	(736)	—	—	(736)
Citigroup Global Markets	(541)	—	—	(541)
Deutsche Bank	(4,090)	—	—	(4,090)
Goldman Sachs Capital	(1,645)	—	—	(1,645)
Hong Kong Shanghai Bank	(12)	—	—	(12)
Union Bank of Switzerland	(297)	—	—	(297)

Total	$(10,004)	$—	$—	$(10,004)

1Unrealized appreciation/depreciation on futures is disclosed in the statement of net assets, whereas the variation margin is the amount receivable or payable to the counterparty at December 31, 2013.

2Net amount represents the net amount receivable from the counterparty in the event of default.

3Net amount represents the net amount payable due to the counterparty in the event of default.

LVIP Delaware Foundation® Aggressive Allocation Fund–42

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

9. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Aggressive Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Aggressive Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Aggressive Allocation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Aggressive Allocation Fund–44

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Delaware Investments Fund Advisers (“Delaware” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Delaware Foundation® Aggressive Allocation Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

LVIP Delaware Foundation® Aggressive Allocation Fund–45

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.10% and an expense limitation of 0.73% for the Fund through April 30, 2014. The Board noted that the investment management fees for the Fund, giving effect to the advisory fee waiver and expense limitation, were below the median investment management fee of a Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

LVIP Delaware Foundation® Aggressive Allocation Fund–46

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Aggressive Allocation funds and a custom index (Aggressive composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period and below the median return of the Morningstar peer group and above the benchmark index for the three and five year periods. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedule was negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Delaware Foundation® Aggressive Allocation Fund–47

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011 - 2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–48

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–49

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln AdvisorsTrust.

1 All of the executive officers are “interested persons” of the Trust, as that term isdefined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment AdvisorsCorporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible forthe Funds’ day-to-day operations.

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Aggressive Allocation Fund–50

LVIP Delaware Foundation® Conservative Allocation Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Delaware Foundation®

Conservative Allocation Fund

LVIP Delaware Foundation® Conservative Allocation Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 9.34% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Conservative Composite1 returned 8.11%; and its broad-based benchmark index, the Barclays Capital U.S. Aggregate Bond Index2, returned (2.02%).

There was a substantial divergence of performance across global financial markets during 2013. In terms of benchmark returns, U.S. small-cap equities (as measured by the Russell 2000® Index3) delivered very strong returns, while U.S. large-cap equities (as measured by the Russell 1000® Growth Index4 and the Russell 1000® Value Index5) also performed well. Developed-market equities (as measured by the MSCI EAFE Growth Index6 and the MSCI EAFE Value Index7) generated returns which were positive but somewhat below their U.S. counterparts. Emerging-market equities (as measured by the MSCI Emerging Markets Index8), which had been strong performers during 2012, generated a negative total return during 2013, as did U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Bond Index) and global fixed income (as measured by the Barclays Capital Global Aggregate Bond Index9).

Macroeconomic news flow about the U.S. economy during 2013 was generally positive, despite the brief government shutdown during the first half of October. The U.S. economy continued to recover slowly from the financial crisis of 2008-09. Unemployment in the U.S. declined slowly, while consumer price inflation remained quiescent. The Federal Reserve restated its commitment to keeping short-term interest rates at relatively low levels, which may also help the process of economic recovery. Some investors are concerned about the medium-term outlook for countries and regions in the rest of the world, but there were no major crises during 2013 which had a global impact.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights, as it was underweight in developed-market equities, and also held a tactical position in U.S. Real Estate Investment Trusts (REITs). These tactical weightings were detrimental to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. However, security selection was strong in several sleeves, notably U.S. large-cap growth, U.S. large-cap value, U.S. small-cap, developed-market value, emerging market equities, and fixed-income securities; and the positive effect of security selection outweighed the negative impact of asset allocation.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the portfolio. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Conservative Allocation Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,292.For comparison look at how the Conservative Composite and Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $18,398 and $15,599, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation® Conservative Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP Delaware Managed Fund. The investment objective of the Fund was to maximize long-term return (capital appreciation plus income) consistent with prudent investment strategy.

LVIP Delaware Foundation® Conservative Allocation Fund–1

LVIP Delaware Foundation® Conservative Allocation Fund

2013 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+	9.34%
Five Years	+	10.90%
Ten Years	+	5.00%

Service Class Shares
One Year	+	9.07%
Five Years	+	10.62%
Inception (5/19/04)	+	5.06%

1.

The Conservative Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Conservative Composite is constructed as follows: 5% Russell 1000® Index, 6% Russell 1000® Growth Index, 6% Russell 1000® Value Index, 3% Russell 2000® Index, 6% MSCI EAFE Growth Index(net dividends), 9% MSCIEAFE Value Index(net dividends), 5% MSCI Emerging Markets Index (net dividends), 58% Barclays Capital U.S. Aggregate Bond Index, and 2% Citigroup 90 day T-Bill Index.

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 6% of the market capitalization of the Russell 3000 Index.

4.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

5.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forcasted growth values.
6.

The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

8.

MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

9.

The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Foundation® Conservative Allocation Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantee or will guarantees the performance of the LVIP Delaware Foundation® Conservative Allocation Fund, the repayment of capital from the LVIP Delaware Foundation® Conservative Allocation Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2014 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Conservative Allocation Fund–2

LVIP Delaware Foundation® Conservative Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual
Standard Class Shares	$1,000.00	$1,079.00	0.73%	$3.83
Service Class Shares	1,000.00	1,077.70	0.98%	5.13

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Conservative Allocation Fund–3

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited)

As of December 31, 2013

Sector and geographical designations may be different than those presented in other Fund materials.

Percentage
Security Type/Sector	of Net Assets
Common Stock	34.90%
U.S. Markets	21.77%
Aerospace & Defense	0.69%
Air Freight & Logistics	0.07%
Auto Components	0.25%
Automobiles	0.05%
Beverages	0.13%
Biotechnology	0.62%
Building Products	0.05%
Capital Markets	0.40%
Chemicals	0.45%
Commercial Banks	0.32%
Commercial Services & Supplies	0.31%
Communications Equipment	0.87%
Computers & Peripherals	0.57%
Construction & Engineering	0.07%
Consumer Finance	0.06%
Containers & Packaging	0.02%
Diversified Financial Services	0.59%
Diversified Telecommunication Services	0.52%
Electric Utilities	0.28%
Electrical Equipment	0.07%
Electronic Equipment, Instruments & Components	0.07%
Energy Equipment & Services	0.36%
Food & Staples Retailing	0.62%
Food Products	0.69%
Health Care Equipment & Supplies	0.34%
Health Care Providers & Services	0.58%
Hotels, Restaurants & Leisure	0.42%
Household Products	0.16%
Industrial Conglomerates	0.10%
Insurance	1.04%
Internet & Catalog Retail	0.64%
Internet Software & Services	1.05%
IT Services	1.38%
Life Sciences Tools & Services	0.06%
Machinery	0.15%
Media	0.18%
Metals & Mining	0.04%
Multiline Retail	0.14%
Multi-Utilities	0.08%
Oil, Gas & Consumable Fuels	1.78%
Paper & Forest Products	0.04%
Personal Products	0.05%
Pharmaceuticals	1.35%
Professional Services	0.08%
Real Estate Investment Trusts	1.34%
Road & Rail	0.11%
Semiconductors & Semiconductor Equipment	0.43%

Percentage
Security Type/Sector	of Net Assets
Software	0.91%
Specialty Retail	0.60%
Textiles, Apparel & Luxury Goods	0.26%
Trading Companies & Distributors	0.02%
Wireless Telecommunication Services	0.31%
Developed Markets	7.77%
Air Freight & Logistics	0.27%
Airlines	0.16%
Automobiles	0.42%
Beverages	0.26%
Chemicals	0.13%
Commercial Banks	0.86%
Construction & Engineering	0.23%
Construction Materials	0.17%
Containers & Packaging	0.17%
Diversified Telecommunication Services	0.11%
Energy Equipment & Services	0.38%
Food & Staples Retailing	0.15%
Food Products	0.34%
Household Durables	0.10%
Industrial Conglomerates	0.21%
Insurance	0.26%
IT Services	0.48%
Life Sciences Tools & Services	0.02%
Media	0.19%
Metals & Mining	0.36%
Multiline Retail	0.06%
Multi-Utilities	0.07%
Oil, Gas & Consumable Fuels	0.17%
Pharmaceuticals	1.17%
Road & Rail	0.08%
Specialty Retail	0.19%
Textiles, Apparel & Luxury Goods	0.29%
Trading Companies & Distributors	0.18%
Wireless Telecommunication Services	0.29%
Emerging Markets	5.36%
Airlines	0.04%
Automobiles	0.08%
Beverages	0.29%
Building Products	0.12%
Chemicals	0.05%
Commercial Banks	0.66%
Construction & Engineering	0.03%
Construction Materials	0.24%
Diversified Financial Services	0.04%
Diversified Telecommunication Services	0.27%
Electronic Equipment, Instruments & Components	0.14%
Food & Staples Retailing	0.08%
Food Products	0.32%

LVIP Delaware Foundation® Conservative Allocation Fund–4

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Percentage
Security Type/Sector	of Net Assets
Hotels, Restaurants & Leisure	0.04%
Household Durables	0.04%
Insurance	0.05%
Internet Software & Services	0.33%
IT Services	0.02%
Media	0.12%
Metals & Mining	0.18%
Multiline Retail	0.03%
Oil, Gas & Consumable Fuels	0.83%
Paper & Forest Products	0.07%
Personal Products	0.05%
Real Estate Management & Development	0.06%
Road & Rail	0.01%
Semiconductors & Semiconductor Equipment	0.48%
Transportation Infrastructure	0.02%
Wireless Telecommunication Services	0.67%
Convertible Preferred Stock	0.45%
Exchange-Traded Funds	6.01%
Preferred Stock	0.23%
Agency Collateralized Mortgage Obligations	0.71%
Agency Mortgage-Backed Securities	9.23%
Commercial Mortgage-Backed Securities	1.65%
Convertible Bonds	1.71%
Corporate Bonds	34.02%
Aerospace & Defense	0.11%
Air Freight & Logistics	0.10%
Auto Components	0.26%
Automobiles	0.33%
Beverages	0.36%
Biotechnology	0.18%
Building Products	0.08%
Capital Markets	0.73%
Chemicals	1.14%
Commercial Banks	3.04%
Commercial Services & Supplies	0.67%
Communications Equipment	0.03%
Computers & Peripherals	0.51%
Construction & Engineering	0.15%
Construction Materials	0.30%
Consumer Finance	0.41%
Containers & Packaging	0.85%
Diversified Consumer Services	0.19%
Diversified Financial Services	1.68%
Diversified Telecommunication Services	2.29%
Electric Utilities	1.70%
Electronic Equipment, Instruments & Components	0.07%
Energy Equipment & Services	0.15%
Food & Staples Retailing	0.30%
Food Products	0.43%
Gas Utilities	0.14%
Health Care Equipment & Supplies	0.80%

Percentage
Security Type/Sector	of Net Assets
Health Care Providers & Services	0.63%
Hotels, Restaurants & Leisure	0.57%
Household Durables	0.26%
Independent Power Producers & Energy Traders	0.39%
Insurance	1.05%
Internet Software & Services	0.52%
IT Services	0.24%
Machinery	0.31%
Marine	0.08%
Media	1.88%
Metals & Mining	0.98%
Multiline Retail	0.05%
Multi-Utilities	1.07%
Oil, Gas & Consumable Fuels	4.35%
Paper & Forest Products	0.19%
Pharmaceuticals	0.33%
Professional Services	0.06%
Real Estate Investment Trusts	1.48%
Road & Rail	0.33%
Semiconductors & Semiconductor Equipment	0.50%
Software	0.35%
Specialty Retail	0.25%
Textiles, Apparel & Luxury Goods	0.14%
Trading Companies & Distributors	0.15%
Transportation Infrastructure	0.03%
Water Utilities	0.01%
Wireless Telecommunication Services	0.82%
Municipal Bonds	0.63%
Non-Agency Asset-Backed Securities	0.63%
Non-Agency Collateralized Mortgage Obligations	0.19%
Regional Bond	0.00%
Senior Secured Loans	6.04%
Sovereign Bonds	0.92%
Supranational Banks	0.18%
U.S. Treasury Obligations	0.41%
Warrant	0.01%
Money Market Fund	3.24%
Option Purchased	0.00%
Short-Term Investments	4.75%
Total Value of Securities	105.91%
Liabilities Net of Receivables and Other Assets	(5.91%)
Total Net Assets	100.00%

LVIP Delaware Foundation® Conservative Allocation Fund–5

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Google Class A	0.42%
Celgene	0.42%
Visa Class A	0.41%
MasterCard Class A	0.40%
QUALCOMM	0.39%
Teva Pharmaceutical Industries ADR	0.37%
EOG Resources	0.37%
Aryzta	0.34%
Liberty Interactive Class A	0.34%
Microsoft	0.33%
Total	3.79%

Percentage
Geography	of Net Assets
Argentina	0.18%
Australia	0.42%
Austria	0.12%
Barbados	0.09%
Bermuda	0.34%
Brazil	1.35%
British Virgin Islands	0.07%
Canada	1.84%
Cayman Islands	0.51%
Chile	0.19%
China	0.93%
Colombia	0.24%
Costa Rica	0.17%
Denmark	0.42%
Egypt	0.06%
France	1.91%
Gabon	0.06%
Germany	0.59%
Guernsey	0.01%

Percentage
Geography	of Net Assets
Hong Kong	0.37%
Hungary	0.05%
Iceland	0.06%
India	0.47%
Indonesia	0.14%
Ireland	0.42%
Israel	0.37%
Italy	0.46%
Ivory Coast	0.03%
Japan	1.30%
Jersey	0.13%
Kazakhstan	0.14%
Luxembourg	1.13%
Malaysia	0.05%
Mexico	0.91%
Netherlands	0.90%
Norway	0.26%
Panama	0.14%
Peru	0.06%
Poland	0.09%
Republic of Korea	1.38%
Russia	0.41%
South Africa	0.33%
Spain	0.21%
Sweden	0.37%
Switzerland	0.92%
Taiwan	0.34%
Thailand	0.13%
Turkey	0.26%
United Arab Emirates	0.03%
United Kingdom	1.69%
United States	74.84%
Venezuela	0.03%
Total	97.92%

LVIP Delaware Foundation® Conservative Allocation Fund–6

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments

December 31, 2013

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK–34.90%
U.S. MARKETS–21.77%
Aerospace & Defense–0.69%
†Esterline Technologies	390	$39,764
Honeywell International	2,550	232,994
†KEYW Holding	5,250	70,560
Lockheed Martin	1,000	148,660
Northrop Grumman	6,300	722,043
Raytheon	8,000	725,600
Rockwell Collins	750	55,440
Triumph Group	1,700	129,319
United Technologies	2,350	267,430

		2,391,810

Air Freight & Logistics–0.07%
FedEx	1,300	186,901
†XPO Logistics	2,720	71,509

		258,410

Auto Components–0.25%
Borg Warner	1,200	67,092
Johnson Controls	13,500	692,550
†Tenneco	1,680	95,038

		854,680

Automobiles–0.05%
Ford Motor	10,800	166,644

		166,644

Beverages–0.13%
Cia Cervecerias Unidas ADR	4,200	101,262
Coca-Cola	1,800	74,358
PepsiCo	3,350	277,849

		453,469

Biotechnology–0.62%
†Acorda Therapeutics	1,890	55,188
†Alkermes	2,000	81,320
†Celgene	8,550	1,444,608
†Cepheid	1,300	60,736
†Gilead Sciences	4,060	305,109
†InterMune	3,760	55,385
†Spectrum Pharmaceuticals	4,250	37,613
†Vertex Pharmaceuticals	1,700	126,310

		2,166,269

Building Products–0.05%
AAON	3,425	109,429
†Boise Cascade	2,130	62,792

		172,221

Capital Markets–0.40%
Ameriprise Financial	1,050	120,803
Bank of New York Mellon	20,800	726,752
BlackRock	650	205,706
Evercore Partners Class A	1,050	62,769

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Capital Markets (continued)
Greenhill	830	$48,090
State Street	2,000	146,780
†Stifel Financial	1,370	65,650

		1,376,550

Chemicals–0.45%
Axiall	1,460	69,262
Cabot	1,050	53,970
†Chemtura	3,050	85,156
duPont (E.I.) deNemours	13,628	885,411
Eastman Chemical	1,900	153,330
Huntsman	3,550	87,330
Innophos Holdings	850	41,310
Sociedad Quimica y Minera de Chile ADR	3,400	87,992
Stepan	660	43,316
†Taminco	2,810	56,790

		1,563,867

Commercial Banks–0.32%
BBCN Bancorp	3,490	57,899
Bryn Mawr Bank	650	19,617
†Capital Bank Financial	2,540	57,785
Cardinal Financial	3,370	60,660
City Holding	1,270	58,839
Flushing Financial	2,900	60,030
@Independent Bank	1,500	58,785
Park National	730	62,101
Prosperity Bancshares	1,230	77,970
Sterling Bancorp	4,080	54,550
Susquehanna Bancshares	5,670	72,803
†Texas Capital Bancshares	880	54,736
Webster Financial	2,350	73,273
Wells Fargo	6,550	297,370
†Western Alliance Bancorp	2,210	52,731

		1,119,149

Commercial Services & Supplies–0.31%
McGrath RentCorp	1,150	45,770
Republic Services	3,200	106,240
†Tetra Tech	1,970	55,121
United Stationers	1,900	87,191
US Ecology	1,690	62,851
Waste Management	15,800	708,946

		1,066,119

Communications Equipment–0.87%
Cisco Systems	37,600	844,120
Motorola Solutions	10,500	708,750
†NETGEAR	1,610	53,033
Plantronics	1,120	52,024

LVIP Delaware Foundation® Conservative Allocation Fund—7

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Communications Equipment (continued)
QUALCOMM	18,290	$1,358,033

		3,015,960

Computers & Peripherals–0.57%
Apple	1,650	925,832
Broadcom Class A	28,400	842,060
EMC	8,600	216,290

		1,984,182

Construction & Engineering–0.07%
Granite Construction	1,820	63,664
†MYR Group	2,310	57,935
URS	2,150	113,929

		235,528

Consumer Finance–0.06%
Capital One Financial	2,850	218,339

		218,339

Containers & Packaging–0.02%
MeadWestvaco	2,300	84,939

		84,939

Diversified Financial Services–0.59%
Citigroup	4,100	213,651
CME Group	6,550	513,913
IntercontinentalExchange Group	4,080	917,674
JPMorgan Chase	6,800	397,664

		2,042,902

Diversified Telecommunication Services–0.52%
AT&T	28,107	988,242
Atlantic Tele-Network	730	41,296
†inContact	6,500	50,765
Verizon Communications	14,460	710,564

		1,790,867

Electric Utilities–0.28%
Cleco	1,380	64,336
Edison International	16,150	747,745
OGE Energy	3,600	122,040
UIL Holdings	1,010	39,138

		973,259

Electrical Equipment–0.07%
Acuity Brands	970	106,040
Eaton	1,700	129,404

		235,444

Electronic Equipment, Instruments & Components–0.07%
Anixter International	790	70,974
†FARO Technologies	1,170	68,211
†Rofin-Sinar Technologies	2,050	55,391

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Electronic Equipment, Instruments & Components (continued)
†SciQuest	1,810	$51,549

		246,125

Energy Equipment & Services–0.36%
Bristow Group	480	36,029
†C&J Energy Services	1,640	37,884
Halliburton	13,100	664,825
National Oilwell Varco	1,450	115,319
†Pioneer Energy Services	5,310	42,533
†RigNet	1,720	82,440
Schlumberger	3,150	283,847

		1,262,877

Food & Staples Retailing–0.62%
Casey’s General Stores	1,210	85,003
CVS Caremark	13,640	976,215
†Susser Holdings	1,660	108,713
Walgreen	16,850	967,864

		2,137,795

Food Products–0.69%
Archer-Daniels-Midland	16,300	707,420
General Mills	3,500	174,685
J&J Snack Foods	640	56,698
Kraft Foods Group	13,433	724,307
Mondelez International Class A	20,400	720,120

		2,383,230

Health Care Equipment & Supplies–0.34%
†Align Technology	1,680	96,012
Baxter International	10,200	709,410
Conmed	1,700	72,250
CryoLife	4,070	45,136
†Haemonetics	1,470	61,931
†Merit Medical Systems	2,367	37,257
†Quidel	2,320	71,665
West Pharmaceutical Services	2,000	98,120

		1,191,781

Health Care Providers & Services–0.58%
†Air Methods	2,070	120,743
Cardinal Health	10,500	701,505
†Cross Country Healthcare	4,150	41,417
†Express Scripts Holding	3,000	210,720
Quest Diagnostics	11,700	626,418
UnitedHealth Group	3,150	237,195
†WellCare Health Plans	880	61,970

		1,999,968

Hotels, Restaurants & Leisure–0.42%
†AFC Enterprises	2,010	77,385
†Buffalo Wild Wings	450	66,240
Carnival	18,100	727,077

LVIP Delaware Foundation® Conservative Allocation Fund—8

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Hotels, Restaurants & Leisure (continued)
CEC Entertainment	540	$23,911
Cheesecake Factory	1,190	57,441
†Hilton Worldwide Holdings	625	13,906
†Jack in the Box	1,590	79,532
McDonald’s	2,300	223,169
Starbucks	2,600	203,814

		1,472,475

Household Products–0.16%
Kimberly-Clark	1,800	188,028
Procter & Gamble	4,370	355,762

		543,790

Industrial Conglomerates–0.10%
General Electric	12,300	344,769

		344,769

Insurance–1.04%
AFLAC	2,900	193,720
Allstate	13,100	714,474
American Equity Investment Life Holding	3,740	98,661
AMERISAFE	1,010	42,662
†Essent Group	220	5,293
†Fidelity & Guaranty Life	1,350	25,569
Maiden Holdings	4,850	53,011
Marsh & McLennan	14,600	706,056
Primerica	1,560	66,940
Progressive	23,975	653,798
Prudential Financial	1,250	115,275
Travelers	9,955	901,326
United Fire Group	1,380	39,551

		3,616,336

Internet & Catalog Retail–0.64%
†Liberty Interactive Class A	39,725	1,165,929
†priceline.com	855	993,852
†Shutterfly	1,260	64,172

		2,223,953

Internet Software & Services–1.05%
†Brightcove	4,880	69,003
†ChannelAdvisor	1,280	53,389
†eBay	12,950	710,826
†Facebook Class A	2,600	142,116
†Google Class A	1,300	1,456,923
j2 Global	1,460	73,015
†Rocket Fuel	1,200	73,788
†Trulia	1,710	60,312
†VeriSign	9,280	554,758
†Yahoo	11,300	456,972

		3,651,102

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services–1.38%
Accenture Class A	2,400	$197,328
†EPAM Systems	1,300	45,422
†ExlService Holdings	960	26,515
International Business Machines	890	166,937
†InterXion Holding	2,050	48,401
MasterCard Class A	1,680	1,403,573
†TeleTech Holdings	2,680	64,159
†Teradata	9,100	413,959
†VeriFone Systems	7,200	193,104
Visa Class A	6,350	1,414,018
Xerox	66,100	804,437

		4,777,853

Life Sciences Tools & Services–0.06%
Thermo Fisher Scientific	2,000	222,700

		222,700

Machinery–0.15%
Barnes Group	2,120	81,217
Caterpillar	650	59,027
†Chart Industries	130	12,433
†Columbus McKinnon	2,430	65,950
Cummins	700	98,679
Deere	800	73,064
ESCO Technologies	1,170	40,084
Kadant	1,840	74,557

		505,011

Media–0.18%
Cinemark Holdings	1,300	43,329
Comcast Special Class A	5,750	286,810
National CineMedia	2,430	48,503
Nielsen Holdings	2,300	105,547
Regal Entertainment Group Class A	3,750	72,938
Viacom Class B	950	82,973

		640,100

Metals & Mining–0.04%
Kaiser Aluminum	790	55,490
Materion	1,570	48,435
US Silica Holdings	650	22,172

		126,097

Multiline Retail–0.14%
Macy’s	3,600	192,240
Nordstrom	2,650	163,770
Target	1,800	113,886

		469,896

Multi-Utilities–0.08%
MDU Resources Group	3,950	120,673
NorthWestern	1,050	45,486

LVIP Delaware Foundation® Conservative Allocation Fund—9

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Multi-Utilities (continued)
Sempra Energy	1,250	$112,200

		278,359

Oil, Gas & Consumable Fuels–1.78%
†Bonanza Creek Energy	1,220	53,033
†Carrizo Oil & Gas	1,330	59,544
Chevron	9,071	1,133,059
ConocoPhillips	10,000	706,500
†Diamondback Energy	630	33,302
EOG Resources	7,600	1,275,584
Exxon Mobil	3,250	328,900
†Jones Energy Class A	1,650	23,892
Kinder Morgan	25,203	907,308
†Kodiak Oil & Gas	4,560	51,118
Marathon Oil	22,865	807,135
Occidental Petroleum	8,100	770,310
†Rosetta Resources	970	46,599

		6,196,284

Paper & Forest Products–0.04%
International Paper	1,700	83,351
Neenah Paper	1,190	50,896

		134,247

Personal Products–0.05%
Avon Products	11,100	191,142

		191,142

Pharmaceuticals–1.35%
AbbVie	4,450	235,005
Allergan	8,325	924,741
†Auxilium Pharmaceuticals	2,890	59,939
Johnson & Johnson	8,089	740,872
†Medicines	1,110	42,868
Merck	19,347	968,317
Perrigo	3,190	489,537
Pfizer	34,514	1,057,164
†Prestige Brands Holdings	2,150	76,970
Zoetis	3,120	101,993

		4,697,406

Professional Services–0.08%
†FTI Consulting	1,810	74,463
Kforce	3,760	76,930
Towers Watson Class A	550	70,186
†WageWorks	960	57,062

		278,641

Real Estate Investment Trusts–1.34%
American Tower	1,650	131,703
Apartment Investment & Management	1,800	46,638
AvalonBay Communities	1,225	144,832
Boston Properties	1,075	107,898

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Brandywine Realty Trust	4,925	$69,393
BRE Properties	650	35,562
Camden Property Trust	850	48,348
CBL & Associates Properties	2,075	37,267
Cousins Properties	4,250	43,775
DCT Industrial Trust	12,735	90,801
DDR	6,000	92,220
Douglas Emmett	3,075	71,617
Duke Realty	5,050	75,952
DuPont Fabros Technology	2,550	63,011
EastGroup Properties	870	50,399
EPR Properties	2,245	110,364
Equity Lifestyle Properties	775	28,078
Equity One	1,600	35,904
Equity Residential	3,100	160,797
Essex Property Trust	375	53,816
Extra Space Storage	900	37,917
Federal Realty Investment Trust	325	32,958
First Industrial Realty Trust	3,900	68,055
First Potomac Realty Trust	2,200	25,586
General Growth Properties	6,500	130,455
HCP	1,800	65,376
Health Care REIT	525	28,124
Healthcare Realty Trust	1,175	25,039
Healthcare Trust of America	3,350	32,964
Highwoods Properties	1,250	45,213
Host Hotels & Resorts	15,080	293,155
Kilroy Realty	1,050	52,689
Kimco Realty	3,750	74,063
Kite Realty Group Trust	7,270	47,764
LaSalle Hotel Properties	3,540	109,244
Lexington Realty Trust	3,750	38,288
Liberty Property Trust	850	28,790
LTC Properties	650	23,004
Macerich	1,275	75,085
National Retail Properties	3,625	109,946
Pebblebrook Hotel Trust	1,300	39,988
Post Properties	725	32,792
ProLogis	5,550	205,073
PS Business Parks	500	38,210
Public Storage	925	139,231
Ramco-Gershenson Properties Trust	5,515	86,806
Regency Centers	1,525	70,608
RLJ Lodging Trust	1,700	41,344
Sabra Health Care REIT	1,050	27,447
Simon Property Group	2,675	407,028
SL Green Realty	1,300	120,094
Sovran Self Storage	860	56,046
Spirit Realty Capital	4,675	45,955
†Strategic Hotels & Resorts	5,125	48,431
Summit Hotel Properties	1,325	11,925

LVIP Delaware Foundation® Conservative Allocation Fund—10

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Sunstone Hotel Investors	3,575	$47,905
Tanger Factory Outlet Centers	1,700	54,434
Taubman Centers	650	41,548
UDR	1,100	25,685
Ventas	2,075	118,856
Vornado Realty Trust	1,725	153,163

		4,654,659

Road & Rail–0.11%
Hunt (J.B.) Transport Services	1,350	104,355
†Roadrunner Transportation Systems	2,340	63,063
Union Pacific	1,350	226,800

		394,218

Semiconductors & Semiconductor Equipment–0.43%
†Amkor Technology	9,240	56,641
†Applied Micro Circuits	4,360	58,337
Avago Technologies	3,350	177,182
Intel	34,961	907,588
†Semtech	2,780	70,278
†Synaptics	1,700	88,077
Texas Instruments	2,800	122,948

		1,481,051

Software–0.91%
†Accelrys	5,610	53,519
†Adobe Systems	15,425	923,649
Intuit	9,600	732,672
Microsoft	31,050	1,162,202
†Proofpoint	2,790	92,544
†Rally Software Development	1,000	19,450
†salesforce.com	2,050	113,140
†SS&C Technologies Holdings	1,420	62,849

		3,160,025

Specialty Retail–0.60%
DSW Class A	3,050	130,327
†Express	2,340	43,688
†Francesca’s Holdings	3,160	58,176
L Brands	13,100	810,235
Lowe’s	14,400	713,520
†Sally Beauty Holdings	10,300	311,369

		2,067,315

Textiles, Apparel & Luxury Goods–0.26%
†G-III Apparel Group	1,680	123,967
†Iconix Brand Group	2,210	87,737
†Madden (Steven)	2,752	100,696
NIKE Class B	7,000	550,480
†Perry Ellis International	2,390	37,738

		900,618

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Trading Companies & Distributors–0.02%
Applied Industrial Technologies	1,610	$79,035

		79,035

Wireless Telecommunication Services–0.31%
†Crown Castle International	14,800	1,086,764

		1,086,764

Total U.S. Markets (Cost $43,470,143)		75,586,230

§DEVELOPED MARKETS–7.77%
Air Freight & Logistics–0.27%
Deutsche Post	25,443	927,551

		927,551

Airlines–0.16%
Westjet Airlines Class VV	20,916	549,804

		549,804

Automobiles–0.42%
Bayerische Motoren Werke	3,470	406,813
Toyota Motor	17,000	1,036,221

		1,443,034

Beverages–0.26%
Carlsberg Class B	8,075	893,499

		893,499

Chemicals–0.13%
Syngenta ADR	5,590	446,865

		446,865

Commercial Banks–0.86%
Mitsubishi UFJ Financial Group	136,000	896,122
Nordea Bank	65,788	886,394
Standard Chartered	22,121	498,230
UniCredit	93,521	692,174

		2,972,920

Construction & Engineering–0.23%
Vinci	12,002	787,912

		787,912

Construction Materials–0.17%
Lafarge	8,049	603,147

		603,147

Containers & Packaging–0.17%
Rexam	67,675	594,566

		594,566

Diversified Telecommunication Services–0.11%
Nippon Telegraph & Telephone	6,917	371,709

		371,709

LVIP Delaware Foundation® Conservative Allocation Fund—11

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Energy Equipment & Services–0.38%
Saipem	22,231	$475,874
Subsea 7	30,768	589,077
Transocean	5,100	252,042

		1,316,993

Food & Staples Retailing–0.15%
Tesco	91,201	504,995

		504,995

Food Products–0.34%
†Aryzta	15,345	1,176,547

		1,176,547

Household Durables–0.10%
Techtronic Industries	121,500	344,708

		344,708

Industrial Conglomerates–0.21%
Koninklijke Philips Electronics	19,552	716,689

		716,689

Insurance–0.26%
AXA	33,137	921,305

		921,305

IT Services–0.48%
†CGI Group Class A	27,299	913,436
Teleperformance	12,175	741,903

		1,655,339

Life Sciences Tools & Services–0.02%
†ICON	1,900	76,779

		76,779

Media–0.19%
Publicis Groupe	7,331	670,770

		670,770

Metals & Mining–0.36%
Anglo American ADR	6,900	75,426
AuRico Gold	42,669	156,672
Rio Tinto	14,014	791,297
Yamana Gold	28,237	243,516

		1,266,911

Multiline Retail–0.06%
Don Quijote	3,700	223,774

		223,774

Multi-Utilities–0.07%
National Grid	19,743	257,647

		257,647

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Oil, Gas & Consumable Fuels–0.17%
Total	9,920	$607,698

		607,698

Pharmaceuticals–1.17%
Meda Class A	6,295	79,873
Novartis	10,690	853,187
Novo Nordisk ADR	3,100	572,756
Sanofi	7,958	844,296
Stada Arzneimittel	8,622	426,117
Teva Pharmaceutical Industries ADR	32,100	1,286,568

		4,062,797

Road & Rail–0.08%
East Japan Railway	3,467	275,846

		275,846

Specialty Retail–0.19%
Nitori Holdings	6,953	658,167

		658,167

Textiles, Apparel & Luxury Goods–0.29%
Kering	1,724	364,413
Yue Yuen Industrial Holdings	189,500	632,937

		997,350

Trading Companies & Distributors–0.18%
ITOCHU	52,142	643,081

		643,081

Wireless Telecommunication Services–0.29%
China Mobil	28,620	296,741
KDDI	6,436	395,356
Vodafone Group	79,825	313,310

		1,005,407

Total Developed Markets (Cost $19,159,901)		26,973,810

×EMERGING MARKETS–5.36%
Airlines–0.04%
†Gol Linhas Aereas Inteligentes ADR	26,913	122,992

		122,992

Automobiles–0.08%
Hyundai Motor	648	145,163
Mahindra & Mahindra	8,337	127,293

		272,456

Beverages–0.29%
Anadolu Efes Biracilik Ve Malt Sanayii	17,671	191,262
Fomento Economico Mexicano ADR	2,234	218,642
@Lotte Chilsung Beverage	163	235,454
Tsingtao Brewery	17,542	148,287

LVIP Delaware Foundation® Conservative Allocation Fund—12

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Beverages (continued)
United Spirits	4,987	$210,363

		1,004,008

Building Products–0.12%
@KCC	948	420,695

		420,695

Chemicals–0.05%
†Braskem ADR	10,003	178,554

		178,554

Commercial Banks–0.66%
Banco Santander Brasil ADR	22,300	136,030
Bangkok Bank	25,105	135,847
China Construction Bank	213,619	161,156
ICICI Bank ADR	4,600	170,982
Industrial & Commercial Bank of China	384,080	259,540
Itau Unibanco Holding ADR	14,514	196,955
†KB Financial Group ADR	10,022	405,991
Powszechna Kasa Oszczednosci Bank Polski	7,490	97,668
=Sberbank	98,848	304,381
Shinhan Financial Group	4,685	209,904
Standard Bank Group	17,011	209,873

		2,288,327

Construction & Engineering–0.03%
†Empresas ICA ADR	13,800	116,610

		116,610

Construction Materials–0.24%
†Cemex ADR	25,857	305,888
†Cemex Latam Holdings	31,016	237,843
Siam Cement	7,193	87,466
Siam Cement NVDR	6,200	75,391
Ultratech Cement	3,909	111,511

		818,099

Diversified Financial Services–0.04%
Remgro	6,859	135,885

		135,885

Diversified Telecommunication Services–0.27%
China Telecom	310,000	156,711
China Unicom Hong Kong ADR	11,958	180,087
Chunghwa Telecom ADR	4,750	147,060
†KT ADR	20,200	300,374
Telefonica Brasil ADR	8,295	159,430

		943,662

Electronic Equipment, Instruments & Components–0.14%
Hon Hai Precision Industry	124,399	334,020

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Electronic Equipment, Instruments & Components (continued)
†LG Display ADR	11,800	$143,252

		477,272

Food & Staples Retailing–0.08%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	3,600	160,812
Wal-Mart de Mexico Series V	51,357	134,796

		295,608

Food Products–0.32%
Brasil Foods ADR	15,701	327,680
China Mengniu Dairy	69,000	327,453
@Lotte Confectionery	110	199,219
Tingyi Cayman Islands Holding	20,606	59,524
@Uni-President China Holdings	205,000	208,849

		1,122,725

Hotels, Restaurants & Leisure–0.04%
Arcos Dorados Holdings	12,600	152,712

		152,712

Household Durables–0.04%
LG Electronics	2,015	129,978

		129,978

Insurance–0.05%
Samsung Life Insurance	1,860	183,230

		183,230

Internet Software & Services–0.33%
†Baidu ADR	3,700	658,156
†SINA	2,425	204,306
†Sohu.com	3,700	269,841

		1,132,303

IT Services–0.02%
†WNS Holdings ADR	2,880	63,101

		63,101

Media–0.12%
Grupo Televisa ADR	13,398	405,423

		405,423

Metals & Mining–0.18%
†Anglo American Platinum	2,312	86,818
†ArcelorMittal South Africa	13,371	47,544
@Gerdau	12,200	77,938
Gerdau ADR	9,100	71,344
Impala Platinum Holdings	5,009	58,733
Steel Authority of India	28,778	33,715
Vale ADR	15,600	237,900

		613,992

LVIP Delaware Foundation® Conservative Allocation Fund—13

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Multiline Retail–0.03%
Woolworths Holdings	14,430	$102,688

		102,688

Oil, Gas & Consumable Fuels–0.83%
Cairn India	27,017	141,442
China Petroleum & Chemical	128,050	104,529
CNOOC ADR	890	167,017
Gazprom ADR	36,900	315,495
LUKOIL ADR	3,498	220,794
PetroChina ADR	1,008	110,618
Petroleo Brasileiro ADR	27,255	375,574
Polski Koncern Naftowy Orlen	7,647	103,712
PTT - Foreign	17,078	148,482
#@Reliance Industries GDR 144A	20,400	592,416
Rosneft GDR	25,375	193,231
Sasol ADR	3,224	159,427
Tambang Batubara Bukit Asam Persero	91,500	76,689
YPF ADR	5,100	168,096

		2,877,522

Paper & Forest Products–0.07%
†Fibria Celulose ADR	19,605	228,986

		228,986

Personal Products–0.05%
Hypermarcas	23,600	176,343

		176,343

Real Estate Management & Development–0.06%
#†=Etalon Group GDR 144A	6,900	36,570
UEM Sunrise	237,202	170,748

		207,318

Road & Rail–0.01%
All America Latina Logistica	16,222	45,052

		45,052

Semiconductors & Semiconductor Equipment–0.48%
MediaTek	14,000	208,136
Samsung Electronics	736	956,492
Taiwan Semiconductor Manufacturing	68,594	242,585
Taiwan Semiconductor Manufacturing ADR	8,300	144,752
United Microelectronics	272,000	112,606

		1,664,571

Transportation Infrastructure–0.02%
Santos Brasil Participacoes	7,538	60,442

		60,442

Wireless Telecommunication Services–0.67%
America Movil ADR	6,800	158,916

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services (continued)
China Mobile ADR	3,800	$198,702
MegaFon GDR	7,700	257,950
Mobile Telesystems ADR	6,300	136,269
MTN Group	7,791	161,182
SK Telecom ADR	28,200	694,284
@Tim Participacoes ADR	17,100	448,704
†Turkcell Iletisim Hizmetleri ADR	8,751	116,826
Vodacom Group	13,493	171,074

		2,343,907

Total Emerging Markets (Cost $16,254,379)		18,584,461

Total Common Stock (Cost $78,884,423)		121,144,501

CONVERTIBLE PREFERRED STOCK–0.45%
ArcelorMittal 6.00% exercise price $20.61, expiration date 12/21/15	2,325	60,523
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	42	44,583
#Chesapeake Energy 144A 5.75% exercise price $27.83, expiration date 12/31/49	70	81,288
Dominion Resources 6.00% exercise price $65.27, expiration date 7/1/16	538	29,165
Dominion Resources 6.125% exercise price $65.27, expiration date 4/1/16	538	29,117
Goodyear Tire & Rubber 5.875% exercise price $18.21, expiration date 3/31/14	2,950	196,636
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	185	146,890
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	168	209,622
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	83	104,995
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16 .	3,026	177,021
MetLife 5.00% exercise price $44.27, expiration date 3/26/14	6,225	196,337

LVIP Delaware Foundation® Conservative Allocation Fund—14

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

CONVERTIBLE PREFERRED STOCK (continued)
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	1,270	$132,794
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	127	140,335

Total Convertible Preferred Stock (Cost $1,481,850)		1,549,306

EXCHANGE-TRADED FUNDS–6.01%
iShares MSCI EAFE Growth Index ETF	149,650	10,696,982
iShares MSCI EAFE Index ETF	71,200	4,774,672
Vanguard FTSE Developed Markets ETF	129,150	5,382,972

Total Exchange-Traded Funds (Cost $14,629,978)		20,854,626

PREFERRED STOCK–0.23%
Alabama Power 5.625%	9,280	212,048
Integrys Energy Group 6.00%	8,750	209,563
National Retail Properties 5.70%	5,050	95,950
Public Storage 5.20%	5,000	94,250
Wells Fargo 5.20%	9,200	184,736

Total Preferred Stock (Cost $925,968)		796,547

	Principal Amount°

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.71%
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	4,147	4,748
Series 2003-26 AT 5.00% 11/25/32	133,409	139,110
Series 2010-41 PN 4.50% 4/25/40	235,000	249,362
Series 2010-96 DC 4.00% 9/25/25	450,000	472,955
•*Series 2012-122 SD 5.935% 11/25/42	254,343	63,510
•*Series 2012-124 SD 5.985% 11/25/42	345,378	81,182
*Series 2013-38 AI 3.00% 4/25/33	694,861	110,783
*Series 2013-44 DI 3.00% 5/25/33	1,038,131	165,627
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	8,245	9,169

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 2557 WE 5.00% 1/15/18	13,497	$14,321
Series 2622 PE 4.50% 5/15/18	21,842	23,064
Series 2762 LG 5.00% 9/15/32	3,123	3,154
Series 3416 GK 4.00% 7/15/22	27,804	28,488
Series 4065 DE 3.00% 6/15/32	40,000	37,519
•*Series 4148 SA 5.933% 12/15/42	415,116	95,757
*Series 4185 LI 3.00% 3/15/33	257,303	41,203
*Series 4191 CI 3.00% 4/15/33	106,056	16,986
tFreddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	101,326	113,506
GNMA Series 2010-113 KE 4.50% 9/20/40	575,000	605,660
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	190,000	196,262

Total Agency Collateralized Mortgage Obligations (Cost $2,488,163)		2,472,366

AGENCY MORTGAGE-BACKED SECURITIES–9.23%
Fannie Mae
4.50% 5/1/41	92,806	96,936
6.50% 8/1/17	22,596	24,959
Fannie Mae ARM
•2.412% 5/1/43	127,758	124,942
•2.44% 11/1/35	39,607	41,875
•2.546% 6/1/43	42,965	42,187
•2.556% 4/1/36	45,322	48,399
•3.293% 9/1/43	161,210	163,389
•5.143% 8/1/35	1,715	1,840
Fannie Mae Relocation 15 yr
4.00% 9/1/20	45,325	47,132
Fannie Mae Relocation 30 yr
4.00% 3/1/35	90,025	91,615
5.00% 1/1/34	21,994	23,665
5.00% 10/1/35	19,202	20,637
5.00% 2/1/36	64,033	68,815
Fannie Mae S.F. 15 yr
2.50% 10/1/27	145,634	144,630
2.50% 2/1/28	388,753	386,067
3.00% 11/1/27	16,052	16,411
3.00% 5/1/28	33,596	34,348
3.50% 7/1/26	126,966	132,881
3.50% 12/1/28	39,800	41,682
4.00% 11/1/25	503,921	537,095
4.50% 4/1/18	17,504	18,630
5.50% 6/1/23	97,533	106,876
FannieMae S.F.15 yr TBA
2.50% 2/1/28	4,014,000	3,963,198
3.00% 2/1/28	4,701,000	4,786,389
3.50% 2/1/26	2,764,000	2,883,090

LVIP Delaware Foundation® Conservative Allocation Fund—15

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 20 yr
3.00% 8/1/33	63,696	$62,758
3.00% 9/1/40	118,207	116,465
3.50% 4/1/33	19,790	20,153
3.50% 9/1/33	87,495	89,124
6.00% 9/1/29	89,890	100,335
5.00% 11/1/23	9,654	10,473
Fannie Mae S.F. 30 yr
3.00% 7/1/42	119,495	113,573
3.00% 10/1/42	1,853,632	1,761,640
3.00% 12/1/42	314,885	299,261
3.00% 4/1/43	1,011,963	961,832
3.00% 7/1/43	272,526	259,037
3.50% 7/1/42	17,893	17,792
3.50% 6/1/43	41,891	41,683
4.00% 11/1/40	50,314	51,828
4.00% 1/1/41	235,936	243,069
4.00% 9/1/41	34,387	35,426
4.00% 3/1/42	208,361	214,640
4.00% 1/1/43	112,983	116,375
4.00% 5/1/43	97,169	100,242
4.50% 7/1/36	39,215	41,563
4.50% 4/1/40	47,690	50,509
4.50% 11/1/40	120,428	127,636
4.50% 2/1/41	56,606	60,003
4.50% 3/1/41	249,265	264,208
4.50% 5/1/41	55,983	59,513
4.50% 10/1/41	146,440	155,175
4.50% 11/1/41	123,789	131,233
4.50% 9/1/43	105,336	111,730
5.00% 2/1/35	161,882	176,302
5.50% 2/1/33	116,004	127,795
5.50% 4/1/34	41,079	45,254
5.50% 11/1/34	13,865	15,278
5.50% 5/1/35	69,605	77,157
5.50% 4/1/37	270,957	300,692
5.50% 8/1/37	112,088	123,274
5.50% 9/1/38	144,197	158,514
6.00% 5/1/36	171,041	190,458
6.50% 2/1/36	69,874	77,702
6.50% 6/1/36	80,068	89,002
6.50% 10/1/36	65,830	73,482
6.50% 8/1/37	7,335	8,168
7.00% 12/1/37	13,379	15,094
7.50% 6/1/31	15,703	18,664
Fannie Mae S.F. 30 yr TBA
3.00% 2/1/43	2,220,000	2,101,889
3.50% 2/1/43	2,767,000	2,740,411
4.00% 2/1/42	3,302,000	3,388,678
4.50% 2/1/43	1,369,000	1,446,060
Freddie Mac 4.50% 1/1/41	171,303	178,945
Freddie Mac ARM
•2.342% 12/1/33	11,328	12,061

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac ARM (continued)
•2.464% 4/1/34	13,859	$14,650
•2.499% 7/1/36	45,777	48,890
•2.732% 6/1/37	4,484	4,759
Freddie Mac S.F. 15 yr
4.50% 5/1/20	5,268	5,597
5.00% 6/1/18	42,993	45,521
Freddie Mac S.F. 30 yr
3.00% 10/1/42	139,377	132,208
3.00% 11/1/42	125,735	119,296
4.00% 11/1/40	82,799	85,083
4.00% 2/1/42	45,192	46,445
4.50% 6/1/39	25,667	27,165
4.50% 10/1/39	167,409	177,311
4.50% 3/1/42	116,824	123,827
4.50% 10/1/43	49,772	53,101
6.00% 8/1/38	62,755	69,813
7.00% 11/1/33	2,350	2,691
Freddie Mac S.F. 30 yr TBA
5.50% 2/1/43	107,000	116,797
GNMA I S.F.30 yr
7.00% 12/15/34	119,957	140,736
7.50% 1/15/32	7,868	9,378

Total Agency Mortgage-Backed Securities (Cost $32,335,354)		32,053,112

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.65%
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	345,000	366,027
•Series 2006-PWR12 A4 5.712% 9/11/38	855,000	934,601
Citigroup Commercial Mortgage Trust Series 2012-GC8 A4 3.024% 9/10/45	215,000	205,108
Commercial Mortgage Pass Through Certificates Trust
•tSeries 2013-CR8 A5 3.612% 6/10/46	120,000	118,334
•tSeries 2005-C6 A5A 5.116% 6/10/44	115,000	120,939
tSeries 2013-CR12 A4 4.046% 10/10/46	195,000	196,806
#DB-UBS Mortgage Trust Series 2011-LC1A A3 144A 5.002% 11/10/46	390,000	430,221
#•FREMF Mortgage Trust Series 2010-K7 B 144A 5.435% 4/25/20	50,000	53,333
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	228,561	230,850

LVIP Delaware Foundation® Conservative Allocation Fund—16

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Goldman Sachs Mortgage Securities II (continued)
Series 2005-GG4 A4A 4.751% 7/10/39	138,190	$143,157
•Series 2006-GG6 A4 5.553% 4/10/38	215,000	231,513
#Series 2010-C1 A2 144A 4.592% 8/10/43	345,000	373,186
#Hilton USA Trust 2013-HLT Series 2013-HLT AFX 144A 2.662% 11/5/30	115,000	113,848
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-LDP5 A4 5.20% 12/15/44	235,000	250,378
Series 2006-LDP8 AM 5.44% 5/15/45	194,000	212,826
Series 2011-C5 A3 4.171% 8/15/46	205,000	215,278
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	30,651	31,350
•Series 2005-C3 B 4.895% 7/15/40	70,000	72,056
•Morgan Stanley Capital I Series 2005-HQ7 C 5.207% 11/14/42	350,000	346,064
Morgan Stanley Capital I Trust
•Series 2005-HQ7 AJ 5.207% 11/14/42	65,000	68,215
•Series 2007-T27 A4 5.648% 6/11/42	251,000	282,007
#VNO Mortgage Trust Series 2012-6AVE A 144A 2.996% 11/15/30	275,000	256,427
WF-RBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	150,000	140,652
Series 2013-C11 A5 3.071% 3/15/45	130,000	123,180
Series 2013-C14 A5 3.337% 6/15/46	240,000	230,595

Total Commercial Mortgage-Backed Securities (Cost $5,523,739)		5,746,951

CONVERTIBLE BONDS–1.71%
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15	137,000	143,679
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	123,000	102,090
Alere 3.00% exercise price $43.98, expiration date 5/15/16	145,000	163,669

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	134,000	$144,804
fArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27	254,000	244,316
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	165,000	172,425
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	115,000	121,325
#Blucora 144A 4.25% exercise price $21.66, expiration date 3/29/19	80,000	118,350
Chesapeake Energy 2.25% exercise price $85.40, expiration date 12/14/38	49,000	45,938
Chesapeake Energy 2.50% exercise price $50.90, expiration date 5/15/37	52,000	53,040
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	126,000	182,149
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	112,000	72,380
Equinix 4.75% exercise price $84.32, expiration date 6/13/16	49,000	107,126
fGeneral Cable 5.00% exercise price $35.88, expiration date 11/15/29	169,000	181,358
Gilead Sciences 1.625% exercise price $22.71, expiration date 5/1/16	62,000	204,600
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	158,000	189,699
fHologic 2.00% exercise price $31.17, expiration date 2/27/42	156,000	159,705
Iconix Brand Group 2.50% exercise price $30.75, expiration date 5/31/16	72,000	99,225
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	74,000	102,999
Intel 3.25% exercise price $21.94, expiration date 8/1/39	96,000	130,680
Jefferies Group 3.875% exercise price $45.51, expiration date 10/31/29	154,000	163,529

LVIP Delaware Foundation® Conservative Allocation Fund—17

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
L-3 Communications Holdings 3.00% exercise price $90.24, expiration date 8/1/35	96,000	$116,100
#Lexington Realty Trust 144A 6.00% exercise price $6.84, expiration date 1/11/30	73,000	110,778
#Liberty Interactive 144A 0.75% exercise price $1,000.00, expiration date 3/30/43	124,000	155,155
#Liberty Interactive 144A 1.00% exercise price $74.31, expiration date 9/28/43	105,000	111,038
Linear Technology 3.00% exercise price $40.93, expiration date 4/30/27	95,000	108,538
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	182,000	185,413
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	146,000	201,115
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	46,000	151,053
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	195,000	191,466
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	254,000	276,384
Peabody Energy 4.75% exercise price $57.95, expiration date 12/15/41	88,000	70,015
#Ryman Hospitality Properties 144A 3.75% exercise price $21.38, expiration date 9/29/14	65,000	127,238
SanDisk 1.50% exercise price $52.00, expiration date 8/11/17	125,000	184,844
SBA Communications 4.00% exercise price $30.38, expiration date 9/29/14	33,000	97,845
Steel Dynamics 5.125% exercise price $17.14, expiration date 6/15/14	49,000	57,851
TIBCO Software 2.25% exercise price $50.57, expiration date 4/30/32	263,000	264,808
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	79,000	67,545

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
#Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43	194,000	$209,520
•Vector Group 2.50% exercise price $17.62, expiration date 1/14/19	74,000	87,532
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	115,000	208,006
WellPoint 2.75% exercise price $75.23, expiration date 10/15/42	40,000	54,350

Total Convertible Bonds (Cost $5,191,883)		5,939,680

CORPORATE BONDS–34.02%
Aerospace & Defense–0.11%
#DigitalGlobe 144A 5.25% 2/1/21	185,000	181,300
TransDigm 7.50% 7/15/21	195,000	210,600

		391,900

Air Freight & Logistics–0.10%
#LSB Industries 144A 7.75% 8/1/19	95,000	100,225
United Parcel Service 5.125% 4/1/19	205,000	233,438

		333,663

Auto Components–0.26%
American Axle & Manufacturing 6.25% 3/15/21	210,000	224,175
Delphi 6.125% 5/15/21	240,000	267,300
Tomkins 9.00% 10/1/18	58,000	63,800
TRW Automotive
#144A 4.45% 12/1/23	155,000	150,738
#144A 4.50% 3/1/21	190,000	192,850

		898,863

Automobiles–0.33%
Chrysler Group 8.25% 6/15/21	355,000	405,588
#Daimler Finance North America 144A 2.25% 7/31/19	280,000	274,783
Ford Motor 7.45% 7/16/31	225,000	276,276
#General Motors 144A 3.50% 10/2/18	190,000	195,225

		1,151,872

Beverages–0.36%
Coca-Cola Femsa 2.375% 11/26/18	150,000	149,267
Constellation Brands
3.75% 5/1/21	35,000	32,988
6.00% 5/1/22	200,000	214,500

LVIP Delaware Foundation® Conservative Allocation Fund—18

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
Fomento Economico Mexicano 4.375% 5/10/43		164,000	$136,131
Pernod-Ricard
#144A 4.25% 7/15/22		150,000	149,883
#144A 5.75% 4/7/21		525,000	579,556

			1,262,325

Biotechnology–0.18%
Celgene 3.95% 10/15/20		390,000	404,540
Immucor 11.125% 8/15/19		200,000	226,000

			630,540

Building Products–0.08%
Nortek 8.50% 4/15/21		265,000	294,813

			294,813

Capital Markets–0.73%
E Trade Financial 6.375% 11/15/19		185,000	199,569
Goldman Sachs Group 3.375% 2/1/18	CAD	135,000	128,588
Invesco Finance 4.00% 1/30/24		95,000	94,356
Jefferies Group
5.125% 1/20/23		135,000	136,793
6.45% 6/8/27		110,000	114,848
6.50% 1/20/43		60,000	59,688
Lazard Group 6.85% 6/15/17		567,000	639,793
Morgan Stanley 4.10% 5/22/23		635,000	615,703
#Nuveen Investments 144A 9.50% 10/15/20		260,000	261,950
State Street 3.10% 5/15/23		285,000	265,525

			2,516,813

Chemicals–1.14%
#Alpek 144A 4.50% 11/20/22		200,000	190,500
Cameron International 4.00% 12/15/23		85,000	84,168
CF Industries
6.875% 5/1/18		345,000	400,517
7.125% 5/1/20		210,000	246,470
Dow Chemical 8.55% 5/15/19		1,129,000	1,459,395
FMC 4.10% 2/1/24		220,000	218,911
LyondellBasell Industries 5.75% 4/15/24		320,000	359,324
Mosaic 5.45% 11/15/33		70,000	71,536
#Murphy Oil USA 144A 6.00% 8/15/23		140,000	141,400
#Perstorp Holding 144A 8.75% 5/15/17		200,000	216,000
PolyOne 5.25% 3/15/23		145,000	142,100
Rockwood Specialties Group 4.625% 10/15/20		130,000	133,413

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
#TPC Group 144A 8.75% 12/15/20		120,000	$128,100
#US Coatings Acquisition 144A 7.375% 5/1/21		150,000	160,688

			3,952,522

Commercial Banks–3.04%
#Banco de Costa Rica 144A 5.25% 8/12/18		400,000	399,000
#Banco do Brasil 144A 3.75% 7/25/18	EUR	110,000	153,990
#Banco Nacional de Costa Rica 144A 4.875% 11/1/18		200,000	196,500
#Banco Santander Mexico 144A 4.125% 11/9/22		300,000	283,500
#•Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 144A 5.95% 1/30/24		200,000	203,000
BanColombia 5.95% 6/3/21		194,000	202,730
Barclays Bank 7.625% 11/21/22		400,000	427,000
BB&T 5.25% 11/1/19		765,000	858,497
#BBVA Banco Continental 144A 3.25% 4/8/18		210,000	210,525
#BBVA Bancomer 144A 6.50% 3/10/21		300,000	318,000
•Branch Banking & Trust 0.564% 9/13/16		475,000	471,833
City National 5.25% 9/15/20		365,000	392,544
#Credit Suisse 144A 6.50% 8/8/23		250,000	266,563
•Fifth Third Bancorp 5.10% 12/31/49		235,000	208,563
#HSBC Bank 144A 4.75% 1/19/21		365,000	396,778
#ING Bank 144A 5.80% 9/25/23		235,000	246,172
KeyBank 6.95% 2/1/28		615,000	731,637
Northern Trust 3.95% 10/30/25		135,000	131,864
PNC Bank 6.875% 4/1/18		740,000	875,758
#•PNC Preferred Funding Trust II 144A 1.465% 3/31/49		500,000	465,000
Rabobank 4.625% 12/1/23		330,000	332,972
#Sberbank of Russia 144A 4.95% 2/7/17		200,000	213,000
•SunTrust Bank 0.528% 8/24/15		220,000	218,274
#Turkiye Is Bankasi 144A 7.85% 12/10/23		200,000	199,820
U.S. Bank 4.95% 10/30/14		250,000	259,564
•USB Capital IX 3.50% 10/29/49		780,000	612,300
#Vnesheconombank Via VEB Finance 144A 4.224% 11/21/18		370,000	372,313
•Wachovia 0.614% 10/15/16		240,000	238,849

LVIP Delaware Foundation® Conservative Allocation Fund—19

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
#Yapi ve Kredi Bankasi AS 144A 5.25% 12/3/18	200,000	$194,760
Zions Bancorp
4.50% 3/27/17	115,000	121,857
4.50% 6/13/23	170,000	166,023
7.75% 9/23/14	165,000	172,376

		10,541,562

Commercial Services & Supplies–0.67%
#Algeco Scotsman Global Finance 144A 8.50% 10/15/18	565,000	614,438
Avis Budget Car Rental 5.50% 4/1/23	246,000	239,543
#Brambles USA 144A 3.95% 4/1/15	95,000	98,265
Broadridge Financial Solutions 3.95% 9/1/20	175,000	176,567
HD Supply 7.50% 7/15/20	87,000	94,178
International Lease Finance
5.875% 4/1/19	95,000	101,650
6.25% 5/15/19	238,000	258,825
8.25% 12/15/20	135,000	158,288
8.75% 3/15/17	70,000	82,775
#Prestige Brands 144A 5.375% 12/15/21	275,000	279,125
Reynolds Group Issuer 8.25% 2/15/21	200,000	214,500

		2,318,154

Communications Equipment–0.03%
#Avaya 144A 7.00% 4/1/19	100,000	98,500

		98,500

Computers & Peripherals–0.51%
Apple 2.40% 5/3/23	880,000	792,931
EMC 2.65% 6/1/20	65,000	63,753
#Freescale Semiconductor 144A 6.00% 1/15/22	125,000	126,875
#NCR Escrow 144A 6.375% 12/15/23	245,000	251,431
NetApp
2.00% 12/15/17	135,000	134,434
3.25% 12/15/22	195,000	175,984
Seagate HDD Cayman
#144A 3.75% 11/15/18	90,000	91,238
#144A 4.75% 6/1/23	140,000	131,600

		1,768,246

Construction & Engineering–0.15%
#Builders FirstSource 144A 7.625% 6/1/21	195,000	204,263
#Nielsen Luxembourg SARL 144A 5.50% 10/1/21	130,000	132,275

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction & Engineering (continued)
URS
#144A 3.85% 4/1/17	40,000	$40,780
#144A 5.00% 4/1/22	140,000	138,124

		515,442

Construction Materials–0.30%
#Cemex 144A 9.50% 6/15/18	200,000	228,000
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	135,000	148,838
Headwaters 7.625% 4/1/19	310,000	335,575
#Votorantim Cimentos 144A 7.25% 4/5/41	335,000	319,925

		1,032,338

Consumer Finance–0.41%
Fifth Third Bancorp 4.30% 1/16/24	145,000	142,305
Ford Motor Credit
5.875% 8/2/21	270,000	306,577
12.00% 5/15/15	270,000	310,070
#Hyundai Capital America 144A 2.125% 10/2/17	155,000	154,078
KeyCorp 2.30% 12/13/18	190,000	188,841
SunTrust Banks 2.35% 11/1/18	45,000	44,812
Wells Fargo 5.375% 11/2/43	285,000	292,936

		1,439,619

Containers & Packaging–0.85%
Ball
4.00% 11/15/23	370,000	333,000
5.00% 3/15/22	170,000	169,150
Berry Plastics 9.75% 1/15/21	225,000	261,563
#/BOE Merger 144APIK 9.50% 11/1/17	15,000	16,013
#Consolidated Container 144A 10.125% 7/15/20	95,000	101,650
Crown Americas 4.50% 1/15/23	90,000	84,600
International Paper 7.50% 8/15/21	300,000	368,321
Packaging Corporation of America 4.50% 11/1/23	160,000	160,728
#Plastipak Holdings 144A 6.50% 10/1/21	175,000	182,000
Reynolds Group Issuer 9.875% 8/15/19	575,000	642,563
Rock Tenn
3.50% 3/1/20	95,000	93,569
4.00% 3/1/23	240,000	229,655
#Sealed Air 144A 6.50% 12/1/20	290,000	313,200

		2,956,012

LVIP Delaware Foundation® Conservative Allocation Fund–20

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Consumer Services–0.19%
#ENA Norte Trust 144A 4.95% 4/25/23		237,759	$230,946
#Red de Carreteras de Occidente SAPIB de CV 144A 9.00% 6/10/28	MXN	2,000,000	138,670
Yale University 2.90% 10/15/14		280,000	285,582

			655,198

Diversified Financial Services–1.68%
Bank of America
2.60% 1/15/19		430,000	432,405
3.875% 3/22/17		185,000	197,604
CDP Financial
#144A 4.40% 11/25/19		250,000	275,574
#144A 5.60% 11/25/39		535,000	600,608
#•Credit Suisse Group 144A 7.50% 12/11/49		200,000	211,560
#ERAC USA Finance 144A 5.25% 10/1/20		675,000	743,219
General Electric Capital
2.10% 12/11/19		235,000	228,810
4.375% 9/16/20		630,000	683,784
6.00% 8/7/19		384,000	451,097
•6.25% 12/15/49		200,000	207,356
•7.125% 12/15/49		100,000	111,930
General Electric Capital Canada Funding 2.42% 5/31/18	CAD	59,000	54,954
#•HBOS Capital Funding 144A 6.071% 6/29/49		455,000	455,569
JPMorgan Chase
2.92% 9/19/17	CAD	110,000	104,385
•6.00% 12/29/49		155,000	148,994
Morgan Stanley 5.00% 11/24/25		.470,000	472,455
•National Rural Utilities Cooperative Finance 4.75% 4/30/43		275,000	256,781
PHH 7.375% 9/1/19		105,000	112,613
#•USB Realty 144A 1.391% 12/22/49		100,000	93,000

			5,842,698

Diversified Telecommunication Services–2.29%
AT&T
2.375% 11/27/18		120,000	120,241
4.30% 12/15/42		165,000	140,498
Bell Canada 3.35% 3/22/23	CAD	741,000	647,258
CC Holdings 3.849% 4/15/23		180,000	168,821
CenturyLink
5.80% 3/15/22		420,000	416,850
6.75% 12/1/23		195,000	198,413

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
#Digicel Group 144A 8.25% 9/30/20		400,000	$416,500
Hughes Satellite Systems 7.625% 6/15/21		95,000	106,400
#Intelsat Jackson Holdings 144A 5.50% 8/1/23		220,000	210,100
Intelsat Luxembourg
#144A 7.75% 6/1/21		280,000	301,350
#144A 8.125% 6/1/23		310,000	333,638
Level 3 Communications 11.875% 2/1/19		95,000	109,725
Level 3 Financing 7.00% 6/1/20		165,000	175,725
#Lynx II 144A 6.375% 4/15/23		200,000	204,500
#Qtel International Finance 144A 3.25% 2/21/23		200,000	179,572
Qwest 6.75% 12/1/21		205,000	224,815
#SBA Tower Trust 144A 2.24% 4/15/18		180,000	177,461
#SES 144A 3.60% 4/4/23		440,000	412,581
#Telefonica Chile 144A 3.875% 10/12/22		200,000	183,752
Telefonica Emisiones SAU
4.57% 4/27/23		510,000	503,848
5.289% 12/9/22	GBP	50,000	85,952
#Telemar Norte Leste 144A 5.50% 10/23/20		365,000	348,575
#Telesat Canada 144A 6.00% 5/15/17		135,000	140,906
Verizon Communications
5.15% 9/15/23		770,000	828,331
6.40% 9/15/33		210,000	242,236
Virgin Media Secured Finance 6.50% 1/15/18		860,000	893,325
Windstream
7.50% 4/1/23		60,000	60,600
7.75% 10/1/21		125,000	133,125

			7,965,098

Electric Utilities–1.70%
#•AES Gener 144A 8.375% 12/18/73		200,000	209,000
#American Transmission Systems 144A 5.25% 1/15/22		390,000	411,392
Cleveland Electric Illuminating 5.50% 8/15/24		285,000	308,062
ComEd Financing III 6.35% 3/15/33		220,000	215,600
#•Electricite de France 144A 5.25% 12/29/49		355,000	353,678
#•Enel SpA 144A 8.75% 9/24/73		400,000	436,447
GenOn Americas Generation 8.50% 10/1/21		100,000	105,750

LVIP Delaware Foundation® Conservative Allocation Fund–21

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Great Plains Energy
4.85% 6/1/21	125,000	$131,910
f5.292% 6/15/22	360,000	386,898
Indiana Michigan Power 3.20% 3/15/23	125,000	117,079
Ipalco Enterprises 5.00% 5/1/18	175,000	184,188
LG&E & KU Energy
3.75% 11/15/20	265,000	268,507
4.375% 10/1/21	395,000	406,864
#MidAmerican Energy Holdings 144A 3.75% 11/15/23	310,000	302,957
#Narragansett Electric 144A 4.17% 12/10/42	120,000	105,349
NextEra Energy Capital Holdings
3.625% 6/15/23	120,000	112,775
•6.35% 10/1/66	530,000	530,329
NV Energy 6.25% 11/15/20	280,000	326,066
Pennsylvania Electric 5.20% 4/1/20	220,000	235,945
•PPL Capital Funding 6.70% 3/30/67	150,000	151,609
Public Service of New Hampshire 3.50% 11/1/23	160,000	156,982
Public Service of Oklahoma 5.15% 12/1/19	415,000	460,354

		5,917,741

Electronic Equipment, Instruments & Components–0.07%
Jabil Circuit 7.75% 7/15/16	85,000	97,113
Thermo Fisher Scientific 4.15% 2/1/24	155,000	153,841

		250,954

Energy Equipment & Services–0.15%
Bristow Group 6.25% 10/15/22	165,000	174,809
#Exterran Partners 144A 6.00% 4/1/21	75,000	74,813
#Hercules Offshore 144A 8.75% 7/15/21	60,000	67,200
Key Energy Services 6.75% 3/1/21	185,000	190,550

		507,372

Food & Staples Retailing–0.30%
CVS Caremark 4.00% 12/5/23	505,000	504,956
Kroger 3.30% 1/15/21	325,000	323,361
Rite Aid 9.25% 3/15/20	175,000	201,688

		1,030,005

Food Products–0.43%
#BFF International 144A 7.25% 1/28/20	100,000	111,000

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
#BRF-Brasil Foods 144A 5.875% 6/6/22	200,000	$200,100
#Cosan Luxembourg 144A 5.00% 3/14/23	200,000	174,260
Del Monte 7.625% 2/15/19	200,000	208,250
#ESAL 144A 6.25% 2/5/23	200,000	180,500
#JBS Investments GmbH 144A 7.75% 10/28/20	230,000	233,450
Smithfield Foods 6.625% 8/15/22	180,000	191,700
#Want Want China Finance 144A 1.875% 5/14/18	200,000	190,994

		1,490,254

Gas Utilities–0.14%
AmeriGas Finance
6.75% 5/20/20	155,000	170,113
7.00% 5/20/22	115,000	125,350
#Korea Gas 144A 2.875% 7/29/18	200,000	201,941

		497,404

Health Care Equipment & Supplies–0.80%
Alere 7.25% 7/1/18	35,000	38,631
Biomet
6.50% 8/1/20	110,000	116,050
6.50% 10/1/20	355,000	367,425
Boston Scientific
2.65% 10/1/18	140,000	141,109
6.00% 1/15/20	285,000	327,609
CareFusion 6.375% 8/1/19	685,000	776,152
Kinetic Concepts 10.50% 11/1/18	165,000	190,575
Zimmer Holdings
3.375% 11/30/21	330,000	316,543
4.625% 11/30/19	450,000	490,811

		2,764,905

Health Care Providers & Services–0.63%
Air Medical Group Holdings 9.25% 11/1/18	167,000	181,195
Community Health Systems 8.00% 11/15/19	80,000	87,200
#Fresenius Medical Care US Finance II 144A 5.875% 1/31/22	175,000	185,500
HCA Holdings 6.25% 2/15/21	142,000	148,923
Highmark
#144A 4.75% 5/15/21	150,000	141,250
#144A 6.125% 5/15/41	65,000	58,323
#LifePoint Hospitals 144A 5.50% 12/1/21	355,000	357,219
#Milacron 144A 7.75% 2/15/21	145,000	152,975
#MultiPlan 144A 9.875% 9/1/18	245,000	270,725

LVIP Delaware Foundation® Conservative Allocation Fund—22

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Radnet Management 10.375% 4/1/18	95,000	$95,238
Tenet Healthcare
#144A 6.00% 10/1/20	418,000	437,071
8.00% 8/1/20	75,000	81,656

		2,197,275

Hotels, Restaurants & Leisure–0.57%
Ameristar Casinos 7.50% 4/15/21	155,000	168,950
International Game Technology 5.35% 10/15/23	405,000	417,758
#Landry’s 144A 9.375% 5/1/20	90,000	98,550
Marriott International 3.375% 10/15/20	170,000	168,605
MGM Resorts International 11.375% 3/1/18	210,000	267,750
Pinnacle Entertainment 8.75% 5/15/20	45,000	49,838
#Wok Acquisition 144A 10.25% 6/30/20	80,000	87,300
Wyndham Worldwide 5.625% 3/1/21	210,000	224,567
Wynn Las Vegas
#144A 4.25% 5/30/23	150,000	140,813
5.375% 3/15/22	125,000	126,875
Yum Brands 3.875% 11/1/23	225,000	218,079

		1,969,085

Household Durables–0.26%
Jarden 6.125% 11/15/22	160,000	172,000
M/I Homes 8.625% 11/15/18	195,000	212,063
Scotts Miracle-Gro 6.625% 12/15/20	90,000	97,425
#Spectrum Brands Escrow 144A 6.375% 11/15/20	190,000	203,300
Standard Pacific 10.75% 9/15/16	180,000	217,800

		902,588

Independent Power Producers & Energy Traders–0.39%
AES
4.875% 5/15/23	145,000	136,300
7.375% 7/1/21	57,000	64,553
8.00% 6/1/20	140,000	164,500
#Calpine 144A 6.00% 1/15/22	310,000	319,300
Exelon Generation 4.25% 6/15/22	425,000	408,031
GenOn Energy 9.875% 10/15/20	145,000	161,675
NRG Energy 7.875% 5/15/21	100,000	111,250

		1,365,609

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance–1.05%
•Allstate 5.75% 8/15/53	235,000	$237,203
American International Group 6.40% 12/15/20	440,000	520,765
Berkshire Hathaway Finance 2.90% 10/15/20	225,000	223,471
•Chubb 6.375% 3/29/67	415,000	451,313
#Five Corners Funding Trust 144A 4.419% 11/15/23	110,000	108,644
#Hockey Merger 144A 7.875% 10/1/21	205,000	211,663
•ING US 5.65% 5/15/53	165,000	160,504
Liberty Mutual Group
#144A 4.95% 5/1/22	95,000	98,398
#•144A 7.00% 3/15/37	140,000	144,900
#MetLife Capital Trust X 144A 9.25% 4/8/38	400,000	516,000
#Onex USI Aquisition 144A 7.75% 1/15/21	40,000	41,100
Prudential Financial
3.875% 1/14/15	160,000	165,444
•5.625% 6/15/43	165,000	162,525
6.00% 12/1/17	300,000	345,275
•XL Group 6.50% 12/31/49	255,000	252,131

		3,639,336

Internet Software & Services–0.52%
Amazon.com 2.50% 11/29/22	215,000	194,187
Baidu 3.25% 8/6/18	350,000	354,654
eBay 4.00% 7/15/42	270,000	229,559
Equinix
4.875% 4/1/20	108,000	108,000
5.375% 4/1/23	302,000	296,715
GXS Worldwide 9.75% 6/15/15	205,000	212,175
VeriSign 4.625% 5/1/23	150,000	144,000
Zayo Group 10.125% 7/1/20	225,000	260,438

		1,799,728

IT Services–0.24%
Fidelity National Information Services 3.50% 4/15/23	385,000	351,614
First Data
11.25% 3/31/16	82,000	82,410
#144A 11.75% 8/15/21	100,000	106,000
Total System Services
2.375% 6/1/18	70,000	68,173
3.75% 6/1/23	260,000	240,803

		849,000

Machinery–0.31%
ArvinMeritor 6.75% 6/15/21	95,000	97,375
Crane
2.75% 12/15/18	125,000	124,533
4.45% 12/15/23	110,000	108,944

LVIP Delaware Foundation® Conservative Allocation Fund–23

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Machinery (continued)
Flowserve 4.00% 11/15/23	150,000	$146,158
Ingersoll-Rand Global Holding
#144A 2.875% 1/15/19	130,000	128,280
#144A 4.25% 6/15/23	465,000	455,044

		1,060,334

Marine–0.08%
#DP World Sukuk 144A 6.25% 7/2/17	250,000	275,625

		275,625

Media–1.88%
AMC Networks 4.75% 12/15/22	195,000	186,713
CCO Holdings 5.25% 9/30/22	110,000	103,263
#Cequel Communications Holdings I 144A 6.375% 9/15/20	240,000	247,200
Clear Channel Worldwide Holdings 7.625% 3/15/20	185,000	195,406
#Columbus International 144A 11.50% 11/20/14	280,000	303,100
#COX Communications 144A 3.25% 12/15/22	490,000	444,236
CSC Holdings 6.75% 11/15/21	190,000	205,675
DISH DBS
5.00% 3/15/23	235,000	220,313
5.875% 7/15/22	155,000	155,775
7.875% 9/1/19	93,000	106,718
Gray Television 7.50% 10/1/20	200,000	213,500
Historic TW 6.875% 6/15/18	620,000	737,840
Interpublic Group 2.25% 11/15/17	130,000	128,282
Lamar Media 5.00% 5/1/23	210,000	200,550
#MDC Partners 144A 6.75% 4/1/20	195,000	204,994
#Myriad International Holdings 144A 6.375% 7/28/17	225,000	252,281
#Nara Cable Funding 144A 8.875% 12/1/18	320,000	345,600
Nielsen Finance 4.50% 10/1/20	115,000	112,413
Omnicom Group 3.625% 5/1/22	120,000	116,414
Sinclair Television Group
5.375% 4/1/21	220,000	217,800
6.125% 10/1/22	90,000	91,350
#Sirius XM Radio 144A 4.625% 5/15/23	245,000	222,338
Thomson Reuters 4.30% 11/23/23	215,000	216,357
Time Warner Cable 8.25% 4/1/19	382,000	448,001
#Univision Communications 144A 5.125% 5/15/23	370,000	371,388

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Viacom 5.85% 9/1/43	465,000	$490,568

		6,538,075

Metals & Mining–0.98%
AK Steel 7.625% 5/15/20	105,000	105,263
ArcelorMittal 10.35% 6/1/19	410,000	520,700
Barrick Gold 4.10% 5/1/23	265,000	239,983
Barrick North America Finance 5.75% 5/1/43	50,000	45,110
#FMG Resources August 2006 144A 6.875% 4/1/22	592,000	648,240
Freeport-McMoRan Copper & Gold 3.875% 3/15/23	90,000	85,270
#GTL Trade Finance 144A 7.25% 10/20/17	225,000	253,969
#MMC Norilsk Nickel OJSC via MMC Finance 144A 5.55% 10/28/20	200,000	199,750
Novelis 8.75% 12/15/20	215,000	240,263
Nucor 4.00% 8/1/23	115,000	112,482
Rio Tinto Finance USA 3.50% 11/2/20	105,000	107,364
Ryerson
9.00% 10/15/17	120,000	127,350
11.25% 10/15/18	50,000	53,250
#Samarco Mineracao 144A 5.75% 10/24/23	200,000	198,500
Teck Resources 3.75% 2/1/23	170,000	158,761
Vale Overseas 5.625% 9/15/19	90,000	98,090
#Vedanta Resources 144A 6.00% 1/31/19	200,000	194,500

		3,388,845

Multiline Retail–0.05%
#SACI Falabella 144A 3.75% 4/30/23	200,000	181,708

		181,708

Multi-Utilities–1.07%
Ameren Illinois 9.75% 11/15/18	1,087,000	1,437,665
CenterPoint Energy 5.95% 2/1/17	215,000	241,243
CMS Energy 6.25% 2/1/20	215,000	248,885
•Integrys Energy Group 6.11% 12/1/66	325,000	326,840
NiSource Finance 5.80% 2/1/42	135,000	140,907
Puget Energy 6.00% 9/1/21	130,000	145,604
•Puget Sound Energy 6.974% 6/1/67	540,000	555,975
•Wisconsin Energy 6.25% 5/15/67	615,000	634,697

		3,731,816

LVIP Delaware Foundation® Conservative Allocation Fund—24

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels–4.35%
Chaparral Energy 7.625% 11/15/22	45,000	$48,375
Chesapeake Energy
5.375% 6/15/21	25,000	26,000
5.75% 3/15/23	315,000	326,025
#CNOOC Curtis Funding 144A 4.50% 10/3/23	210,000	208,828
Continental Resources 4.50% 4/15/23	395,000	400,925
Ecopetrol 7.625% 7/23/19	237,000	282,030
El Paso Pipeline Partners Operating 6.50% 4/1/20	375,000	432,532
•Enbridge Energy Partners 8.05% 10/1/37	510,000	565,007
Energy Transfer Partners
5.95% 10/1/43	325,000	330,865
6.50% 2/1/42	75,000	80,874
9.70% 3/15/19	253,000	327,924
#Energy XXI Gulf Coast 144A 7.50% 12/15/21	255,000	267,113
•Enterprise Products Operating 7.034% 1/15/68	505,000	558,518
Forest Oil 7.25% 6/15/19	56,000	54,810
#Gazprom 144A 3.85% 2/6/20	200,000	194,000
#Gazprom Neft 144A 4.375% 9/19/22	200,000	184,250
#Gazprom Neft OAO Via Gaz Capital 144A 6.00% 11/27/23	200,000	204,000
Halcon Resources 8.875% 5/15/21	180,000	182,700
#KazMunayGas National JSC 144A 9.125% 7/2/18	235,000	285,819
Kinder Morgan Energy Partners 9.00% 2/1/19	440,000	559,632
Laredo Petroleum 7.375% 5/1/22	235,000	256,150
Lukoil International Finance 6.125% 11/9/20	505,000	549,693
Midstates Petroleum 9.25% 6/1/21	260,000	273,000
Newfield Exploration 5.625% 7/1/24	195,000	195,000
#Oasis Petroleum 144A 6.875% 3/15/22	200,000	213,000
ONGC Videsh 2.50% 5/7/18	200,000	188,928
Pacific Rubiales Energy
#144A 5.375% 1/26/19	115,000	116,150
#144A 7.25% 12/12/21	205,000	218,325
PDC Energy 7.75% 10/15/22	75,000	81,375
#Pertamina Persero 144A 4.875% 5/3/22	200,000	184,000

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance 3.00% 1/15/19	270,000	$253,350
Petrobras International Finance 5.375% 1/27/21	325,000	324,151
Petrohawk Energy 7.25% 8/15/18	415,000	448,408
Petroleos de Venezuela 8.50% 11/2/17	120,000	100,200
Petroleos Mexicanos 6.50% 6/2/41	170,000	178,500
Plains All American Pipeline 8.75% 5/1/19	435,000	557,006
Plains Exploration & Production 6.50% 11/15/20	175,000	193,352
Pride International 6.875% 8/15/20	875,000	1,049,134
Regency Energy Partners 4.50% 11/1/23	275,000	251,625
Rosetta Resources 5.625% 5/1/21	300,000	300,750
#Samson Investment 144A 10.50% 2/15/20	205,000	224,475
SandRidge Energy 8.125% 10/15/22	700,000	745,500
Statoil
2.90% 11/8/20	150,000	149,249
3.70% 3/1/24	150,000	149,237
Talisman Energy 5.50% 5/15/42	545,000	515,117
•TransCanada PipeLines 6.35% 5/15/67	695,000	714,450
Williams Partners
4.50% 11/15/23	185,000	184,106
7.25% 2/1/17	340,000	392,343
#Woodside Finance 144A 8.75% 3/1/19	380,000	481,623
#YPF 144A 8.875% 12/19/18	85,000	88,613

		15,097,037

Paper & Forest Products–0.19%
Georgia-Pacific 8.00% 1/15/24	520,000	670,484

		670,484

Pharmaceuticals–0.33%
#Mylan 144A 3.125% 1/15/23	120,000	109,108
NBTY 9.00% 10/1/18	130,000	143,163
#Salix Pharmaceuticals 144A 6.00% 1/15/21	280,000	287,700
Valeant Pharmaceuticals International
#144A 5.625% 12/1/21	60,000	60,450
#144A 7.00% 10/1/20	40,000	43,300

LVIP Delaware Foundation® Conservative Allocation Fund—25

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
#Valeant Pharmaceuticals International Escrow 144A 6.375% 10/15/20	120,000	$127,050
Zoetis 3.25% 2/1/23	400,000	374,992

		1,145,763

Professional Services–0.06%
FTI Consulting 6.75% 10/1/20	180,000	195,300

		195,300

Real Estate Investment Trusts–1.48%
Alexandria Real Estate Equities 3.90% 6/15/23	365,000	340,777
American Tower Trust I
#144A 1.551% 3/15/18	95,000	92,853
#144A 3.07% 3/15/23	245,000	230,104
CBL & Associates 5.25% 12/1/23	165,000	165,096
Corporate Office Properties
3.60% 5/15/23	175,000	158,919
5.25% 2/15/24	180,000	183,183
CubeSmart 4.375% 12/15/23	85,000	83,215
DDR
4.75% 4/15/18	100,000	107,979
7.50% 4/1/17	110,000	128,300
7.875% 9/1/20	365,000	451,518
Digital Realty Trust 5.25% 3/15/21	645,000	659,264
Duke Realty 3.625% 4/15/23	170,000	157,208
Host Hotels & Resorts
3.75% 10/15/23	65,000	60,388
4.75% 3/1/23	235,000	237,024
5.25% 3/15/22	125,000	130,520
5.875% 6/15/19	115,000	124,848
Liberty Property 4.40% 2/15/24 .	190,000	186,939
Mid-America Apartments 4.30% 10/15/23	120,000	116,899
National Retail Properties
3.30% 4/15/23	170,000	154,642
3.80% 10/15/22	50,000	47,723
ProLogis 3.35% 2/1/21	145,000	141,032
Regency Centers
4.80% 4/15/21	175,000	183,413
5.875% 6/15/17	171,000	190,794
UDR 3.70% 10/1/20	95,000	95,648
#WEA Finance 144A 4.625% 5/10/21	240,000	253,680
Weingarten Realty Investors
3.50% 4/15/23	190,000	175,011
4.45% 1/15/24	80,000	78,515
Weyerhaeuser 4.625% 9/15/23	185,000	188,090

		5,123,582

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Road & Rail–0.33%
Burlington Northern Santa Fe 5.15% 9/1/43	345,000	$351,809
#Korea Expressway 144A 1.875% 10/22/17	215,000	211,178
Norfolk Southern
3.85% 1/15/24	35,000	34,450
4.80% 8/15/43	155,000	150,697
United Rentals North America
6.125% 6/15/23	177,000	180,540
10.25% 11/15/19	200,000	226,725

		1,155,399

Semiconductors & Semiconductor Equipment–0.50%
Altera 2.50% 11/15/18	220,000	218,386
Maxim Integrated Products 2.50% 11/15/18	210,000	208,463
National Semiconductor 6.60% 6/15/17	605,000	707,593
#NXP 144A 5.75% 3/15/23	200,000	204,000
#Samsung Electronics America 144A 1.75% 4/10/17	415,000	412,668

		1,751,110

Software–0.35%
#Activision Blizzard 144A 6.125% 9/15/23	395,000	412,775
#BMC Software Finance 144A 8.125% 7/15/21	315,000	326,025
#MTS International Funding 144A 8.625% 6/22/20	135,000	159,975
Symantec 4.20% 9/15/20	300,000	304,703

		1,203,478

Specialty Retail–0.25%
#~Chinos Intermediate Holdings A 144APIK 7.75% 5/1/19	205,000	210,125
QVC 4.375% 3/15/23	525,000	491,755
Sally Holdings 5.75% 6/1/22	175,000	182,875

		884,755

Textiles, Apparel & Luxury Goods–0.14%
Hanesbrands 6.375% 12/15/20	190,000	208,525
Levi Strauss 6.875% 5/1/22	230,000	254,150
#William Carter 144A 5.25% 8/15/21	10,000	10,200

		472,875

Trading Companies & Distributors–0.15%
#Glencore Funding 144A 2.50% 1/15/19	125,000	121,182
H&E Equipment Services 7.00% 9/1/22	165,000	180,675
HD Supply 11.00% 4/15/20	95,000	113,050

LVIP Delaware Foundation® Conservative Allocation Fund—26

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Trading Companies & Distributors (continued)
#LKQ 144A 4.75% 5/15/23	105,000	$97,913

		512,820

Transportation Infrastructure–0.03%
#DP World 144A 6.85% 7/2/37	100,000	98,750

		98,750

Water Utilities–0.01%
American Water Capital 3.85% 3/1/24	20,000	19,800

		19,800

Wireless Telecommunication Services–0.82%
#Crown Castle Towers 144A 4.883% 8/15/20	1,220,000	1,281,750
#Millicom International Cellular 144A 6.625% 10/15/21	200,000	207,900
Sprint
#144A 7.125% 6/15/24	440,000	447,700
#144A 7.25% 9/15/21	95,000	102,363
#144A 7.875% 9/15/23	75,000	80,813
Sprint Capital 6.90% 5/1/19	210,000	230,475
T-Mobile USA 6.125% 1/15/22	270,000	275,400
#VimpelCom 144A 7.748% 2/2/21	200,000	217,750

		2,844,151

Total Corporate Bonds (Cost $114,998,025)		118,099,141

MUNICIPAL BONDS–0.63%
California Statewide Communities Development Authority (Kaiser Permanente) Series A 5.00% 4/1/42	80,000	78,803
Fairfax County, Virginia Series B 5.00% 4/1/24	95,000	112,383
Golden State, California Tobacco Securitization Asset-Back Senior Notes
Series A-1 5.125% 6/1/47	185,000	125,356
Series A-1 5.75% 6/1/47	205,000	152,077
New Jersey State Transportation Trust Fund
Series A 5.00% 6/15/42	35,000	35,267
Series AA 5.00% 6/15/44	110,000	109,997
New York City Transitional Finance Authority (New York City Recovery) Series 13 5.00% 11/1/22	100,000	116,319
New York City Water & Sewer System Series BB 5.00% 6/15/47	75,000	76,462
New York City, New York Series I 5.00% 8/1/22	75,000	85,964
New York State Thruway Authority Series A 5.00% 5/1/19	105,000	120,589

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
Oregon State Taxable Pension 5.892% 6/1/27	485,000	$553,909
Prince George’s County, Maryland Consolidated Public Improvement Series A 5.00% 3/1/22	50,000	58,973
State of Georgia Series D 5.00% 2/1/23	140,000	166,636
State of Maryland Local Facilities Series A 5.00% 8/1/21	105,000	124,770
State of North Carolina Series C 5.00% 5/1/22	105,000	124,534
Texas A&M University
Series D 5.00% 5/15/22	20,000	23,637
Series D 5.00% 5/15/23	25,000	29,391
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond (NTE Mobility) 6.75% 6/30/43	80,000	83,625

Total Municipal Bonds (Cost $2,122,437)		2,178,692

NON-AGENCY ASSET-BACKED SECURITIES–0.63%
Ally Master Owner Trust
•Series 2011-1 A1 1.037% 1/15/16	235,000	235,060
•Series 2013-2 A 0.617% 4/15/18	230,000	229,523
Appalachian Consumer Rate Relief Funding Series 2013-1 A1 2.008% 2/1/24	205,000	202,581
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14	205,000	207,310
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	190,000	218,293
fCiticorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	400,000	382,942
#Enterprise Fleet Financing Series 2012-1 A2 144A 1.14% 11/20/17	114,090	114,327
#FRS I Series 2013-1A A1 144A 1.80% 4/15/43	89,540	88,838
#Great America Leasing Receivables Series 2013-1 B 144A 1.44% 5/15/18	100,000	99,097
#•MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	25,837	25,931
Mid-State Trust Series 11 A1 4.864% 7/15/38	96,040	102,478

LVIP Delaware Foundation® Conservative Allocation Fund—27

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal		Value
	Amount°		(U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.567% 10/15/15		180,000	$182,306
#Trinity Rail Leasing Series 2012-1A A1 144A 2.266% 1/15/43		102,927	101,107

Total Non-Agency Asset-Backed Securities (Cost $2,128,545)			2,189,793

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.19%
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		18,198	18,833
Series 2005-6 7A1 5.50% 7/25/20		16,731	17,086
•ChaseFlex Trust Series 2006-1 A4 5.31% 6/25/36		255,000	218,202
#•GSMPS Mortgage Loan Trust 144A Series 1998-3 A 144A 7.75% 9/19/27		35,516	37,339
MASTR ARM Trust
•Series 2003-6 1A2 2.825% 12/25/33		26,189	26,063
•Series 2005-6 7A1 5.196% 6/25/35		65,577	61,545
•Series 2006-2 4A1 2.63% 2/25/36		5,164	4,966
♦Structured Asset Securities Corp Mortgage Pass-Through Ctfs Series 2004-20 2A1 5.50% 11/25/34		97,390	98,331
♦Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18		68,294	70,237
Wells Fargo Mortgage Backed Securities Trust Series 2006-2 3A1 5.75% 3/25/36		113,165	111,502

Total Non-Agency Collarterized Mortgage Obligations (Cost $575,388)			664,104

ΔREGIONAL BOND–0.00%
Australia–0.00%
Victoria Treasury 5.50% 12/17/24	AUD	15,000	14,260

Total Regional Bond (Cost $15,138)			14,260

«SENIOR SECURED LOANS–6.04%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20		593,988	598,195

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS (continued)
Allegion US Holding Tranche B 3.00% 12/26/20	615,000	$617,691
Aramark Tranche D 4.00% 9/30/19	290,000	291,450
Avis Budget Car Rental Tranche B 1st Lien 3.00% 3/15/19	208,425	208,555
Azure Midstream Tranche B 6.50% 10/21/18	335,000	335,838
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	559,271	563,676
Burlington Coat Factory Warehouse Tranche B2 4.00% 2/23/17	524,231	529,364
Calpine Construction Finance Tranche B 3.00% 5/1/20	636,800	632,422
Chrysler Group Tranche B 4.25% 5/24/17	39,695	39,893
Clear Channel Communications Tranche B 3.65% 1/29/16	520,000	504,346
Community Health System 3.74% 1/25/17	385,000	388,429
Davita Tranche B 4.50% 10/20/16	88,405	88,991
Delta Air Lines Tranche B 1st Lien 3.50% 4/20/17	214,941	216,553
Drillships Financing Holdings Tranche B1 6.00% 3/31/21	204,488	209,600
Emdeon 1st Lien 3.75% 11/2/18	310,191	311,451
First Data 1st Lien 4.16% 4/5/17	953,637	956,816
Gray Television 4.50% 10/11/19	60,162	60,538
HCA Tranche B4 3.00% 5/1/18	798,000	799,140
HCA Tranche B5 1st Lien 2.92% 3/31/17	529,673	530,417
Hilton Worldwide Finance Tranche B2 3.75% 10/25/20	812,000	818,235
Huntsman International Tranche B 3.50% 10/11/20	810,000	814,050
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	117,900	118,932
Immucor Tranche B2 5.00% 8/19/18	501,937	505,702
Infor US Tranche B2 5.25% 4/5/18	555,057	557,832
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	604,575	610,621
Kik Custom Products Term Loan 1st Lien 5.50% 5/23/19	1,000,000	995,000
Landry’s Tranche B 4.75% 4/24/18	202,098	203,950

LVIP Delaware Foundation® Conservative Allocation Fund—28

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS (continued)
Level 3 Financing Tranche B 4.00% 1/15/20	300,000	$302,475
Moxie Liberty Tranche B 7.50% 8/21/20	20,000	20,450
MultiPlan Tranche B 4.00% 8/18/17	93,536	94,388
Neiman Marcus Group 5.00% 10/18/20	715,000	724,001
Novelis Tranche B 3.75% 3/10/17	207,861	208,987
Nuveen Investments 1st Lien 4.00% 5/13/17	270,000	268,587
Nuveen Investments 2nd Lien 6.50% 2/28/19	1,045,000	1,028,280
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	504,900	506,757
PQ Tranche B 4.50% 8/7/17	143,550	144,881
Remy International Tranche B 1st Lien 4.25% 3/5/20	222,552	224,221
Samson Investment 2nd Lien 5.00% 9/25/18	380,000	382,058
Scientific Games International 4.25% 5/22/20	315,000	315,669
Sensus USA 2nd Lien 8.50% 4/13/18	300,000	301,250
Smart & Final Tranche B 1st Lien 4.50% 11/15/19	106,921	106,887
Sprouts Farmers 4.00% 4/12/20	256,204	257,165
Truven Health Analytics 4.50% 5/23/19	54,314	54,619
Univision Communications Tranche C1 1st Lien 4.50% 2/22/20	422,396	425,168
Univision Communications Tranche C2 4.50% 2/6/20	312,638	314,435
USI Insurance Services Tranche B 4.25% 12/14/19	208,425	209,858
Valeant Pharmaceuticals Tranche B 4.50% 5/30/20	297,750	300,045
Visant 5.25% 12/22/16	94,882	93,419
Wide Open West Finance 4.75% 3/27/19	1,260,475	1,268,985
Zayo Group Term Loan B 1st Lien 4.00% 7/2/19	905,949	907,930

Total Senior Secured Loans (Cost $20,809,290)		20,968,202

		Principal	Value
		Amount°	(U.S. $)

ΔSOVEREIGN BONDS–0.92%

Argentina–0.06%
Argentine Republic Government International Bond 8.28% 12/31/33		271,393	$206,259

			206,259

Brazil–0.13%
#Banco Nacional de Desenvol-vimento Economico e Social 144A 5.75% 9/26/23	BRL	200,000	198,250
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/17	BRL	669,000	254,351

			452,601

Gabon–0.06%
#Gabonese Republic 144A 6.375% 12/12/24		205,000	206,538

			206,538

Germany–0.09%
Bundesrepublik Deutschland 1.50% 2/15/23	EUR	224,200	299,294

			299,294

Hungary–0.05%
Hungary Government International Bond 5.75% 11/22/23		180,000	181,800

			181,800

Iceland–0.06%
#Republic of Iceland 144A 5.875% 5/11/22		200,000	204,335

			204,335

Indonesia–0.06%
#Indonesia Government International Bond 144A 3.375% 4/15/23	IDR	254,000	217,805

			217,805

Ivory Coast–0.02%
fIvory Coast Government International Bond 5.75% 12/31/32		101,000	90,900

			90,900

Mexico–0.09%
Mexican Bonos
6.50% 6/10/21	MXN	1,386,800	109,534
6.50% 6/9/22	MXN	2,546,000	197,668

			307,202

LVIP Delaware Foundation® Conservative Allocation Fund—29

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Panama–0.07%
Panama Government International 8.875% 9/30/27		184,000	$246,560

			246,560

Poland–0.04%
Poland Government 5.75% 10/25/21	PLN	347,000	126,435

			126,435

Republic of Korea–0.10%
Korea Treasury Inflation Linked Bond 2.75% 6/10/20	KRW	352,987,241	351,693

			351,693

Sweden–0.03%
Sweden Government
1.50% 11/13/23	SEK	460,000	65,242
4.25% 3/12/19	SEK	305,000	53,146

			118,388

Turkey–0.06%
#Hazine Mustesarligi Varlik Kiralama AS 144A 4.557% 10/10/18		200,000	197,500

			197,500

Total Sovereign Bonds (Cost $3,325,823)			3,207,310

SUPRANATIONAL BANKS–0.18%
African Export-Import Bank 5.75% 7/27/16		200,000	213,000
#Eurasian Development Bank 5.00% 9/26/20		200,000	204,500
•International Bank for Reconstruction & Development 2.835% 9/24/18	AUD	216,000	192,934

Total Supranational Banks (Cost $615,254)			610,434

U.S. TREASURY OBLIGATIONS–0.41%
U.S. Treasury Bonds
2.875% 5/15/43		135,000	109,445
3.625% 8/15/43		115,000	108,630
U.S. Treasury Notes
1.25% 11/30/18		395,000	386,575
1.50% 12/31/18		720,000	711,928
2.75% 11/15/23		95,000	92,944

Total U.S. Treasury Obligations (Cost $1,421,823)			1,409,522

	Number of Shares	Value (U.S. $)

WARRANT–0.01%
†Kinder Morgan CW17 strike price $40.00, expiration date 5/25/17	6,665	$27,060

Total Warrant (Cost $11,930)		27,060

MONEY MARKET FUND–3.24%

Dreyfus Treasury & Agency Cash Management Fund	11,241,712	11,241,712

Total Money Market Fund (Cost $11,241,712)		11,241,712

	Number of Contracts

OPTION PURCHASED–0.00%
Call Option–0.00%
TRY Currency 3/13/2014	782,900	1,593

Total Option Purchased (Cost $4,040)		1,593

	Principal Amount°

SHORT-TERM INVESTMENTS–4.75%
≠Certificates of Deposit–2.88%
Banco Estado Chile 0.20% 1/23/14	5,000,000	5,000,128
BNP Paribas NY Branch 0.17% 1/31/14	5,000,000	5,000,215

		10,000,343

≠Discounted Commercial Paper–1.87%
Australia & New Zealand Banking Group 0.17% 3/12/14	1,500,000	1,499,665
Coca-Cola 0.21% 2/4/14	5,000,000	4,999,694

		6,499,359

Total Short-Term Investments (Cost $16,498,512)		16,499,702

LVIP Delaware Foundation® Conservative Allocation Fund—30

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

TOTAL VALUE OF SECURITIES–105.91% (Cost $315,229,275)	$367,668,614
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(5.91%)	(20,513,449)

NET ASSETS APPLICABLE TO 22,753,293 SHARES OUTSTANDING–100.00%	$347,155,165

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2013, the aggregate value of Rule 144A securities was $42,148,980, which represents 12.14% of the Fund’s net assets. See Note 9 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2013. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

/	100% of the income received was in the form of additional par.

@	Illiquid security. At December 31, 2013, the aggregate value of illiquid securities was $2,242,060, which represents 0.65% of the Fund’s net assets. See Note 9 in “Notes to Financial Statements.”

t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $340,951, which represents 0.10% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2013.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2013.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD	(462,379)	USD	434,510	1/10/14	$(703)
BAML	EUR	(222,615)	USD	306,301	1/10/14	52
BAML	GBP	851,137	USD	(1,394,658)	1/10/14	14,816
BAML	NZD	341,333	USD	(279,240)	1/10/14	1,310
BAML	PHP	6,921,383	USD	(156,823)	1/10/14	(913)
BCLY	MXN	(3,000,720)	USD	227,611	1/10/14	(2,078)
BNP	AUD	(419,732)	USD	370,316	1/10/14	(4,208)
CITI	PLN	(184,798)	USD	59,554	1/10/14	(1,536)
DB	EUR	(673,673)	USD	912,008	1/10/14	(14,758)
GSC	GBP	(682,329)	USD	1,117,839	1/10/14	(12,090)
HSBC	BRL	100,346	USD	(42,546)	1/10/14	(176)
HSBC	CAD	(407,063)	USD	382,610	1/10/14	(537)
JPMC	KRW	(146,597,400)	USD	138,000	1/10/14	(761)
TD	JPY	(101,813,746)	USD	990,463	1/10/14	23,754

LVIP Delaware Foundation® Conservative Allocation Fund—31

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

Foreign Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
UBS	CAD	(487,934)	USD	458,861	1/10/14	$(407)
UBS	MXN	2,037,601	USD	(156,823)	1/10/14	(855)

						$910

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(30)	U.S. Treasury Long Bonds	$(3,901,379)	$(3,849,375)	3/21/14	$52,004
(78)	U.S. Treasury 5 yr Notes	(9,342,094)	(9,306,375)	4/1/14	35,719
(210)	U.S. Treasury 10 yr Notes	(26,269,511)	(25,839,844)	3/21/14	429,667

		$(39,512,984)			$517,390

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
DB	CDX.EM.20	$555,000	5.00%	12/20/18	$3,142

The use of foreign currency exchange contracts, futures contracts and swap contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BNP–Banque Paribas

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CITI–Citigroup Global Markets

COP–Colombian Peso

DB–Deutsche Bank

EUR–European Monetary Unit

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HSBC–Hong Kong Shanghai Bank

IDR–Indonesian Rupiah

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

LVIP Delaware Foundation® Conservative Allocation Fund—32

LVIP Delaware Foundation® Conservative Allocation Fund

Schedule of Investments (continued)

Summary of Abbreviations: (continued)

MASTR–Mortgage Asset Securitization Transactions, Inc.

MXN–Mexican Peso

NCUA–National Credit Union Administration

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

PHP–Philippine Peso

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

TD–Toronto Dominion Bank

TRY–Turkish Lira

UBS–Union Bank of Switzerland

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund—33

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments, at value	$351,168,912
Short-term investments, at value	16,499,702
Receivable for securities sold	31,274,500
Dividends and interest receivable	1,820,208
Foreign currencies, at value	1,205,776
Cash collateral	565,000
Cash	258,431
Variation margin receivable on futures contracts	57,469
Unrealized appreciation on foreign currency exchange contracts	39,932
Receivable for fund shares sold	13,960
Receivable from manager	6,957
Unrealized appreciation on credit default swaps	3,142

TOTAL ASSETS	402,913,989

LIABILITIES:
Payable for securities purchased	55,103,653
Payable for fund shares redeemed	320,669
Due to manager and affiliates	200,079
Annual protection payments on credit default contracts	59,639
Unrealized depreciation on foreign currency exchange contracts	39,022
Accrued expenses payable	34,451
Interest payable on credit default swaps	925
Foreign capital gains tax payable	386

TOTAL LIABILITIES	55,758,824

TOTAL NET ASSETS	$347,155,165

Investments, at cost	$298,730,763
Investments in unaffiliated investment companies, at cost	$16,498,512
Foreign currencies, at cost	$1,198,150

Standard Class :
Net Assets	$299,594,941
Shares Outstanding	19,635,997
Net Asset Value	$15.257

Service Class :
Net Assets	$47,560,224
Shares Outstanding	3,117,297
Net Asset Value	$15.257

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$285,226,147
Distributions in excess of net investment income	(465,156)
Accumulated net realized gain on investments	9,427,951
Net unrealized appreciation of investments and derivatives	52,966,223

Total net assets	$347,155,165

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund—34

LVIP Delaware Foundation® Conservative

Allocation Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Interest	$8,046,848
Dividends	3,396,654
Foreign tax withheld	(113,596)

11,329,906

EXPENSES:
Management fees	2,620,780
Accounting and administration expenses	130,676
Distribution fees-Service Class	117,721
Reports and statements to shareholders	103,708
Pricing fees	97,826
Custodian fees	63,253
Professional fees	51,591
Trustees’ fees and expenses	9,441
Consulting fees	3,910
Other	5,516

3,204,422
Less management fees waived	(349,437)
Less expenses reimbursed	(186,371)

Total operating expenses	2,668,614

NET INVESTMENT INCOME	8,661,292

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,157,017
Foreign currencies	(1,125,495)
Foreign currency exchange contracts	(115,793)
Futures contracts	439,770
Options written	24,335
Swap contracts	(464,954)

Net realized gain	11,914,880

Net change in unrealized appreciation (depreciation) of:
Investments	9,745,970
Foreign currencies	62,028
Foreign currency exchange contracts	62,088
Futures contracts	569,605
Swap contracts	2,217

Net change in unrealized appreciation (depreciation)	10,441,908

NET REALIZED AND UNREALIZED GAIN	22,356,788

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,018,080

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative

Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,661,292	$10,150,727
Net realized gain	11,914,880	7,324,963
Net change in unrealized appreciation (depreciation)	10,441,908	18,485,318

Net increase in net assets resulting from operations	31,018,080	35,961,008

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,336,117)	(7,363,226)
Service Class	(890,996)	(1,031,082)
Net realized gain:
Standard Class	(5,073,636)	—
Service Class	(788,989)	—

	(13,089,738)	(8,394,308)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	16,485,751	16,498,533
Service Class	2,757,499	3,992,292
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	11,409,753	7,363,226
Service Class	1,679,985	1,031,082

	32,332,988	28,885,133

Cost of shares redeemed:
Standard Class	(48,079,886)	(61,695,888)
Service Class	(6,384,619)	(6,307,847)

	(54,464,505)	(68,003,735)

Decrease in net assets derived from capital share transactions	(22,131,517)	(39,118,602)

NET DECREASE IN NET ASSETS	(4,203,175)	(11,551,902)
NET ASSETS:
Beginning of year	351,358,340	362,910,242

End of year	$347,155,165	$351,358,340

Distributions in excess of net investment income	$(465,156)	$(676,905)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund—35

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Standard Class
			Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$14.502	$13.436	$14.066	$12.957	$10.834

Income (loss) from investment operations:
Net investment income[2]	0.378	0.404	0.433	0.476	0.402
Net realized and unrealized gain (loss)	0.963	1.020	(0.132)	0.867	2.065

Total from investment operations	1.341	1.424	0.301	1.343	2.467

Less dividends and distributions from:
Net investment income	(0.329)	(0.358)	(0.931)	(0.234)	(0.344)
Net realized gain	(0.257)	—	—	—	—

Total dividends and distributions	(0.586)	(0.358)	(0.931)	(0.234)	(0.344)

Net asset value, end of period	$15.257	$14.502	$13.436	$14.066	$12.957

Total return[3]	9.34%	10.63%	2.23%	10.43%	22.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$299,595	$304,270	$318,061	$342,989	$341,991
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.88%	0.88%	0.88%	0.92%	0.79%
Ratio of net investment income to average net assets	2.51%	2.85%	3.04%	3.56%	3.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.36%	2.70%	2.89%	3.37%	3.36%
Portfolio turnover	159%	142%	146%	171%	178%

[1]

Effective June 15, 2009, the LVIP Delaware Managed Fund (the Managed Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Managed Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–36

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights1 (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Service Class
			Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$14.503	$13.438	$14.067	$12.972	$10.841

Income (loss) from investment operations:
Net investment income[2]	0.340	0.369	0.397	0.442	0.368
Net realized and unrealized gain (loss)	0.962	1.018	(0.131)	0.866	2.062

Total from investment operations	1.302	1.387	0.266	1.308	2.430

Less dividends and distributions from:
Net investment income	(0.291)	(0.322)	(0.895)	(0.213)	(0.299)
Net realized gain	(0.257)	—	—	—	—

Total dividends and distributions	(0.548)	(0.322)	(0.895)	(0.213)	(0.299)

Net asset value, end of period	$15.257	$14.503	$13.438	$14.067	$12.972

Total return[3]	9.07%	10.36%	1.98%	10.15%	22.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,560	$47,088	$44,849	$49,303	$50,602
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.13%	1.13%	1.13%	1.17%	1.08%
Ratio of net investment income to average net assets	2.26%	2.60%	2.79%	3.31%	3.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.11%	2.45%	2.64%	3.12%	3.07%
Portfolio turnover	159%	142%	146%	171%	178%

[1]

Effective June 15, 2009, the LVIP Delaware Managed Fund (the Managed Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Managed Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–37

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Conservative Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

LVIP Delaware Foundation® Conservative Allocations Fund—38

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.10% of average daily net assets of the Fund’s advisory fee. The agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of the Fund’s average daily net assets for the Standard Class (and 0.98% for the Service Class). The agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Due to a corporate organizational restructuring, effective after the close of business on June 30, 2013, the investment subadvisory services provided by Delaware Management Company (DMC) are now provided by Delaware Investments Fund Advisers (DIFA). Both DMC and DIFA are series of the same Delaware Management Business Trust. DIFA, as the Fund’s Sub-Advisor, is responsible for the day-to-day management of the Fund’s investment portfolio. No change in the Fund’s portfolio management (personnel, objectives, strategies) occurred as a result of the corporate restructuring. LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets to the Sub-Advisor for its services.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $16,482 and $2,943, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP Delaware Foundation® Conservative Allocations Fund—39

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2013, the Fund had receivables from and liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$6,957
Management fees payable to LIAC	190,104
Distribution fees payable to LFD	9,975

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $498,789,956 and sales of $510,472,288 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2013, the Fund made purchases of $43,774,435 and sales of $47,484,348 of long-term U.S. government securities.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$318,122,800

Aggregate unrealized appreciation	$58,577,662
Aggregate unrealized depreciation	(9,031,848)

Net unrealized appreciation	$49,545,814

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or othermarket-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Delaware Foundation® Conservative Allocations Fund—40

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$43,126,326	$—	$43,126,326
Common Stock	120,728,124	416,377	—	121,144,501
Corporate Debt	—	145,007,023	—	145,007,023
Foreign Debt	—	3,832,004	—	3,832,004
Investment Companies	32,096,338	—	—	32,096,338
Municipal Bonds	—	2,178,692	—	2,178,692
U.S. Treasury Obligations	—	1,409,522	—	1,409,522
Short-Term Investments	—	16,499,702	—	16,499,702
Preferred Stock	1,473,517	872,336	—	2,345,853
Warrant	27,060	—	—	27,060
Option Purchased	—	1,593	—	1,593

Total	$154,325,039	$213,343,575	$—	$367,668,614

Foreign Currency Exchange Contracts	$—	$910	$—	$910

Futures Contracts	$517,390	$—	$—	$517,390

Swap Contracts	$—	$3,142	$—	$3,142

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$7,176,835	$8,394,308
Long-term capital gains	5,912,903	—

Total	$13,089,738	$8,394,308

In addition, the Fund declared an ordinary income consent dividend of $1,117,206 for the year ended December 31, 2012. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$285,226,147
Undistributed long-term capital gains	12,388,953
Unrealized appreciation	49,571,412
Other temporary differences	(31,347)

Net assets	$347,155,165

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, mark-to-market of financial futures contracts and foreign currency contracts, tax treatment of market discount and premium on debt instruments, tax treatment of passive foreign investment companies, return of capital on investments, tax character of distributions from real estate investment trusts, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends, tax treatment of passive foreign investment companies, market discount and premium on certain debt

LVIP Delaware Foundation® Conservative Allocations Fund—41

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

instruments, tax treatment of gain (loss) on foreign currency transactions, foreign capital gain taxes, contingent payment debt instruments, CDS contracts and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(1,222,430)	$105,224	$1,117,206

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12

Shares sold:
Standard Class	1,097,042	1,164,857
Service Class	183,142	282,532
Shares issued upon reinvestment of dividends and distributions:
Standard Class	756,814	513,287
Service Class	111,584	71,862

	2,148,582	2,032,538

Shares redeemed:
Standard Class	(3,198,727)	(4,369,160)
Service Class	(424,118)	(445,101)

	(3,622,845)	(4,814,261)

Net decrease	(1,474,263)	(2,781,723)

7. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. As of December 31, 2013, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
Community Health Systems	$230,000
Patheon	255,000

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

LVIP Delaware Foundation® Conservative Allocations Fund–42

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options the Fund is subject to counterparty risk.

Transactions in options written during the year ended December 31, 2013 for the Fund were as follows:

Call Options	Number of contracts	Premiums
Options outstanding at December 31, 2012	—	$—
Options written	52	18,125
Options terminated in closing purchase transactions	(52)	(18,125)

Options outstanding at December 31, 2013	—	$—

Put Options	Number of Contracts	Premiums
Options outstanding at December 31, 2012	—	$—
Options written	77	32,847
Options terminated in closing sales transactions	(77)	(32,847)

Options outstanding at December 31, 2013	—	$—

Swap Contracts–The Fund enters into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps-An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest

LVIP Delaware Foundation® Conservative Allocations Fund—43

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No interest rate swap contracts were outstanding at December 31, 2013.

Credit Default Swaps-A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2013, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparty for CDS basket trades submitted on or after June 10, 2013, as determined by an applicable central counterparty. At December 31, 2013, net unrealized appreciation of CDS contracts was $3,142. If a credit event had occured for all open swap transactions where collateral posting was required as of December 31, 2013, the Fund would have received $555,000, less the value of the contracts related reference obligations.

At December 31, 2013, the Fund has posted $565,000 cash collateral for open swap contracts.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by trading these instruments through a central counterparty.

Swaps Generally-The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized appreciation on foreign currency contracts	$39,932	Unrealized depreciation on foreign currency contracts	$(39,022)
Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts*	517,390	Variation margin receivable on futures contracts*	—
Credit contracts (Swap contracts)	Unrealized appreciation on credit default swaps	3,142		—

Total		$560,464		$(39,022)

*Includes cummulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported on the Statement of Assets and Liabilities.

LVIP Delaware Foundation® Conservative Allocations Fund—44

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(115,793)	$62,088
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(63,939)	—
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	503,709	569,605
Interest rate contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	24,335	—
Credit and interest rate contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(464,954)	2,217

Total		$(116,642)	$633,910

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume		Liability Derivative Volume
Forward foreign currency contracts (average cost)	USD	11,197,946	USD	15,753,812
Futures contracts (average notional value)		7,662,518		14,278,795
CDS contracts (average notional value)*	EUR	848,552		—
	USD	674,155		113,095
Options contracts (average notional value)		2,387		1,638
Interest rate swap contracts (average notional value)	COP	792,404,762		—
Interest rate swaps (average notional value)	USD	571,905		—

*Asset represents buying protection and liability represents selling protection.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

LVIP Delaware Foundation® Conservative Allocations Fund—45

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

At December 31, 2013 , the Fund has the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Assets
Foreign currency exchange contracts	$39,932	$(1,616)	$38,316
Futures contracts - variation margin	57,469	(761)	56,708
Credit default swaps	3,142	(3,142)	—

Total	$100,543	$(5,519)	$95,024

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[1]
Bank of America Merrill Lynch	$14,562	$—	$—	$14,562
JPMorgan Chase Bank	56,708	—	—	56,708
Toronto Dominion Bank	23,754	—	—	23,754

Total	$95,024	$—	$—	$95,024

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities
Foreign currency exchange contracts	$(39,022)	$5,519	$(33,503)

Total	$(39,022)	$5,519	$(33,503)

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[2]
Banque Paribas	$(4,208)	$—	$—	$(4,208)
Barclays Bank	(2,078)	—	—	(2,078)
Citigroup Global Markets	(1,536)	—	—	(1,536)
Deutsche Bank	(11,616)	—	11,616	—
Goldman Sachs Capital	(12,090)	—	—	(12,090)
Hong Kong Shanghai Bank	(713)	—	—	(713)
Union Bank of Switzerland	(1,262)	—	—	(1,262)

Total	$(33,503)	$—	$11,616	$(21,887)

1Net amount represents the net amount receivable from the counterparty in the event of default.

2Net amount represents the net amount payable due to the counterparty in the event of default.

9. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Delaware Foundation® Conservative Allocations Fund—46

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

9. Credit and Market Risk (continued)

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Delaware Foundation® Conservative Allocations Fund—47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Conservative Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Delaware Foundation® Conservative Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Conservative Allocation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Conservative Allocation Fund–48

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
45.17%	54.83%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Delaware Investments Fund Advisers (“Delaware” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Delaware Foundation® Conservative Allocation Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

LVIP Delaware Foundation® Conservative Allocation Fund–49

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.10% and an expense limitation of 0.73% for the Fund through April 30, 2014. The Board noted that the investment management fees for the Fund giving effect to the advisory fee waiver and expense limitation, were below the median of a Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

LVIP Delaware Foundation® Conservative Allocation Fund–50

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Conservative Allocation funds and a custom index (Conservative composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and above the benchmark index for the one and three year periods and below the median return of the Morningstar peer group and the benchmark index for the five year period. The Board considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by Delaware were acceptable.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes break points, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedule was negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Delaware Foundation® Conservative Allocation Fund–51

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1]	Chairman,	Chairman since	Vice President, The Lincoln National Life	85	N/A
Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	September 2009; President and Trustee since December 2008	Insurance Company; Formerly: Senior Vice President, Fidelity Investments

Steve A. Cobb[2]	Trustee	Since January	Management Director, CID Capital (private	85	Formerly:Director of SPS
1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971		2013	equity firm)		Commerce (supply chain software provider).

Michael D. Coughlin	Trustee	Since April 2007	Management Consultant, Owner of Coughlin	85	Merrimack County
1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942			Associates		Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager	Trustee	Since April 2007	Retired; Formerly: State Representative, State	85	N/A
1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944			of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way

Gary D. Lemon, Ph.D	Trustee	Since February	James W. Emison Director of the Robert C.	85	N/A
1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948		2006; Formerly: Advisory Trustee (November 2004 to February 2006)	McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University

Thomas A. Leonard	Trustee	Since December	Retired; Formerly: Partner of	85	Copeland Capital
1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949		2013	PricewaterhouseCoopers LLP (accounting firm)		Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath	Trustee	Since April 2007	Managing Partner, Rath, Young, and	85	Associate Grocers of
1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945			Pignatelli, P.C. (law firm)		New England (Director Emeritus).

Pamela L. Salaway	Trustee	Since December	Retired; Formerly: Chief Risk Officer, Bank of	85	N/A
1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957		2013	Montreal/Harris Financial Corp. U.S. Operations

Kenneth G. Stella[2]	Trustee	Since February	Retired; President Emeritus, Indiana Hospital	85	St. Vincent Health.
1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943		1998	Association; Formerly: President, Indiana Hospital Association

David H. Windley	Trustee	Since August	Retired; Formerly: Director of Blue & Co.,	85	N/A
1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943		2004	LLC (accounting firm)

LVIP Delaware Foundation® Conservative Allocation Fund–52

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Foundation® Conservative Allocation Fund–53

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1]	Vice	Since June 2011	Vice President and Chief Counsel- Funds	N/A	N/A
Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	President, Secretary and Chief Legal Officer		Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel -Montgomery, McCracken, Walker & Rhoades; Director -Merrill Lynch & Co.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Conservative Allocation Fund–54

LVIP Delaware Foundation® Moderate Allocation Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Delaware Foundation® Moderate

Allocation Fund

LVIP Delaware Foundation® Moderate Allocation Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 14.24% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Moderate Composite1 returned 13.47%; and its broad-based index, the S&P® 500 Index2, returned 32.39%.

There was a substantial divergence of performance across global financial markets during 2013. In terms of benchmark returns, U.S. small-cap equities (as measured by the Russell 2000® Index3) delivered very strong returns, while U.S. large-cap equities (as measured by the Russell 1000® Growth Index4 and the Russell 1000® Value Index5) also performed well. Developed-market equities (as measured by the MSCI EAFE Growth Index6 and the MSCI EAFE Value Index7) generated returns which were positive but somewhat below their U.S. counterparts. Emerging-market equities (as measured by the MSCI Emerging Markets Index8), which had been strong performers during 2012, generated a negative total return during 2013, as did U.S. fixed income (as measured by the Barclays U.S. Aggregate Bond Index9) and global fixed income (as measured by the Barclays Global Aggregate Bond Index10).

Macroeconomic news flow about the U.S. economy during 2013 was generally positive, despite the brief government shutdown during the first half of October. The U.S. economy continued to recover slowly from the financial crisis of 2008-09. Unemployment in the U.S. declined slowly, while consumer price inflation remained quiescent. The Federal Reserve restated its commitment to keeping short-term interest rates at relatively low levels, which may also help the process of economic recovery. Some investors are concerned about the medium-term outlook for countries and regions in the rest of the world, but there were no major crises during 2013 which had a global impact.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights, as it was underweight in developed-market equities, and also held a tactical position in U.S. Real Estate Investment Trusts (REITs). These tactical weightings were detrimental to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. However, security selection was strong in several sleeves, notably U.S. large-cap growth, U.S. large-cap value, U.S. small-cap, developed-market value, emerging market equities, and fixed-income securities; and the positive effect of security selection outweighed the negative impact of asset allocation.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the portfolio. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Moderate Allocation Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,989. For comparison look at how the Moderate Composite did over the same period. The same $10,000 investment would have increased to $19,693. For comparison look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $20,430. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Effective June 15, 2009, the Delaware VIP Balanced Series was reorganized into the LVIP Delaware Foundation® Moderate Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the Delaware VIP Balanced Series. The investment objective of the Fund was to seek a balance of capital appreciation, income and preservation of capital.

LVIP Delaware Foundation® Moderate Allocation Fund–1

LVIP Delaware Foundation® Moderate Allocation Fund

2013 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+14.24%
Five Years	+11.37%
Ten Years	+ 5.44%

Service Class Shares
One Year	+13.96%
Five Years	+11.24%
Ten Years	+ 5.35%

1.

The Moderate Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Moderate Composite is constructed as follows: 7.5% Russell 1000® Index, 9% Russell 1000® Growth Index, 9% Russell 1000® Value Index, 4.5% Russell 2000® Index, 9% MSCI EAFE Growth Index (net dividends), 13.5% MSCI EAFE Value Index (net dividends), 7.5% MSCI Emerging Markets Index (net dividends), 38% Barclays Capital U.S. Aggregate Index, and 2% Citigroup 90 day T-Bill Index.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the market capitalization of the Russell 3000 Index.

4.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-look ratios and higher forecasted growth values.

5.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

6.	The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

8.

The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

9.

The Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

10.

The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Foundation® Moderate Allocation Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Foundation® Moderate Allocation Fund , the repayment of capital from the LVIP Delaware Foundation® Moderate Allocation Fund , or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2014 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Moderate Allocation Fund–2

LVIP Delaware Foundation® Moderate Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,102.90	0.73%	$3.87
Service Class Shares	1,000.00	1,101.50	0.98%	5.19
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Moderate Allocation Fund–3

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited)

As of December 31, 2013

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	51.45%
U.S. Markets	32.39%
Aerospace & Defense	1.03%
Air Freight & Logistics	0.11%
Auto Components	0.37%
Automobiles	0.07%
Beverages	0.20%
Biotechnology	0.93%
Building Products	0.05%
Capital Markets	0.59%
Chemicals	0.68%
Commercial Banks	0.48%
Commercial Services & Supplies	0.46%
Communications Equipment	1.29%
Computers & Peripherals	0.49%
Construction & Engineering	0.10%
Consumer Finance	0.09%
Containers & Packaging	0.04%
Diversified Financial Services	0.88%
Diversified Telecommunication Services	0.76%
Electric Utilities	0.42%
Electrical Equipment	0.10%
Electronic Equipment, Instruments & Components	0.08%
Energy Equipment & Services	0.54%
Food & Staples Retailing	0.91%
Food Products	1.17%
Health Care Equipment & Supplies	0.52%
Health Care Providers & Services	0.86%
Hotels, Restaurants & Leisure	0.62%
Household Products	0.22%
Industrial Conglomerates	0.15%
Insurance	1.55%
Internet & Catalog Retail	0.94%
Internet Software & Services	1.53%
IT Services	2.02%
Life Sciences Tools & Services	0.10%
Machinery	0.22%
Media	0.23%
Metals & Mining	0.05%
Multiline Retail	0.20%
Multi-Utilities	0.12%
Oil, Gas & Consumable Fuels	2.65%
Paper & Forest Products	0.08%
Personal Products	0.07%
Pharmaceuticals	2.01%
Professional Services	0.16%
Real Estate Investment Trusts	1.98%
Road & Rail	0.17%
Semiconductors & Semiconductor Equipment	0.99%

Security Type/Sector	Percentage of Net Assets
Software	1.35%
Specialty Retail	0.89%
Textiles, Apparel & Luxury Goods	0.38%
Trading Companies & Distributors	0.03%
Wireless Telecommunication Services	0.46%
Developed Markets	11.37%
Air Freight & Logistics	0.39%
Airlines	0.23%
Automobiles	0.62%
Beverages	0.38%
Chemicals	0.19%
Commercial Banks	1.25%
Construction & Engineering	0.34%
Construction Materials	0.26%
Containers & Packaging	0.25%
Diversified Telecommunication Services	0.16%
Energy Equipment & Services	0.56%
Food & Staples Retailing	0.21%
Food Products	0.50%
Household Durables	0.15%
Industrial Conglomerates	0.30%
Insurance	0.38%
IT Services	0.70%
Life Sciences Tools & Services	0.03%
Media	0.29%
Metals & Mining	0.52%
Multiline Retail	0.09%
Multi-Utilities	0.11%
Oil, Gas & Consumable Fuels	0.26%
Pharmaceuticals	1.73%
Road & Rail	0.11%
Specialty Retail	0.27%
Textiles, Apparel & Luxury Goods	0.42%
Trading Companies & Distributors	0.25%
Wireless Telecommunication Services	0.42%
Emerging Markets	7.69%
Airlines	0.06%
Automobiles	0.10%
Beverages	0.41%
Building Products	0.17%
Chemicals	0.09%
Commercial Banks	0.94%
Construction & Engineering	0.05%
Construction Materials	0.30%
Diversified Financial Services	0.06%
Diversified Telecommunication Services	0.33%
Electronic Equipment, Instruments & Components	0.20%
Food & Staples Retailing	0.13%
Food Products	0.53%

LVIP Delaware Foundation® Moderate Allocation Fund–4

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Security Type/Sector	Percentage of Net Assets
Hotels, Restaurants & Leisure	0.09%
Household Durables	0.05%
Insurance	0.08%
Internet Software & Services	0.57%
IT Services	0.03%
Media	0.16%
Metals & Mining	0.21%
Multiline Retail	0.04%
Oil, Gas & Consumable Fuels	1.04%
Paper & Forest Products	0.08%
Personal Products	0.09%
Real Estate Management & Development	0.09%
Road & Rail	0.02%
Semiconductors & Semiconductor Equipment	0.73%
Wireless Telecommunication Services	1.04%
Convertible Preferred Stock	0.30%
Exchange-Traded Funds	8.96%
Preferred Stock	0.15%
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	0.48%
Agency Mortgage-Backed Securities	5.96%
Commercial Mortgage-Backed Securities	0.90%
Convertible Bonds	1.08%
Corporate Bonds	19.79%
Aerospace & Defense	0.06%
Air Freight & Logistics	0.01%
Auto Components	0.15%
Automobiles	0.23%
Beverages	0.19%
Biotechnology	0.12%
Building Products	0.05%
Capital Markets	0.46%
Chemicals	0.36%
Commercial Banks	1.65%
Commercial Services & Supplies	0.56%
Communications Equipment	0.01%
Computers & Peripherals	0.27%
Construction & Engineering	0.06%
Construction Materials	0.06%
Consumer Finance	0.14%
Containers & Packaging	0.43%
Diversified Consumer Services	0.07%
Diversified Financial Services	0.80%
Diversified Telecommunication Services	1.14%
Electric Utilities	1.32%
Electronic Equipment, Instruments & Components	0.03%
Energy Equipment & Services	0.10%
Food & Staples Retailing	0.18%
Food Products	0.04%
Gas Utilities	0.06%

Security Type/Sector	Percentage of Net Assets
Health Care Equipment & Supplies	0.45%
Health Care Providers & Services	0.45%
Hotels, Restaurants & Leisure	0.30%
Household Durables	0.06%
Independent Power Producers & Energy Traders	0.18%
Insurance	0.81%
Internet Software & Services	0.50%
IT Services	0.31%
Machinery	0.19%
Media	1.07%
Metals & Mining	0.46%
Multi-Utilities	0.69%
Oil, Gas & Consumable Fuels	3.01%
Paper & Forest Products	0.18%
Pharmaceuticals	0.19%
Real Estate Investment Trusts	1.08%
Road & Rail	0.04%
Semiconductors & Semiconductor Equipment	0.09%
Software	0.22%
Specialty Retail	0.16%
Textiles, Apparel & Luxury Goods	0.08%
Trading Companies & Distributors	0.07%
Transportation Infrastructure	0.09%
Water Utilities	0.05%
Wireless Telecommunication Services	0.51%
Municipal Bonds	0.32%
Non-Agency Asset-Backed Securities	0.24%
Non-Agency Collateralized Mortgage Obligations	0.14%
Regional Bond	0.00%
Senior Secured Loans	3.78%
Sovereign Bonds	0.71%
Supranational Bank	0.03%
U.S. Treasury Obligations	3.27%
Warrant	0.01%
Money Market Fund	1.77%
Option Purchased	0.00%
Short-Term Investment	4.60%
Total Value of Securities	103.94%
Liabilities Net of Receivables and Other Assets	(3.94%	)
Total Net Assets	100.00%

LVIP Delaware Foundation® Moderate Allocation Fund–5

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Celgene	0.62%
MasterCard Class A	0.61%
Visa Class A	0.61%
Google Class A	0.58%
QUALCOMM	0.58%
Teva Pharmaceutical Industries ADR	0.56%
EOG Resources	0.55%
Microsoft	0.50%
Liberty Interactive Class A	0.50%
Aryzta	0.50%
Total	5.61%

Geography	Percentage of Net Assets
Argentina	0.14%
Australia	0.28%
Barbados	0.10%
Belgium	0.02%
Bermuda	0.23%
Brazil	1.43%
Canada	1.52%
Cayman Islands	0.31%
Chile	0.23%
China	1.38%
Colombia	0.14%
Cyprus	0.02%
Denmark	0.62%
France	2.59%
Gabon	0.19%
Germany	0.83%
Guernsey	0.01%
Hong Kong	0.54%
Hungary	0.04%
Iceland	0.09%
India	0.60%
Indonesia	0.03%
Ireland	0.39%
Israel	0.56%
Italy	0.51%
Japan	1.87%
Jersey	0.08%
Luxembourg	0.84%
Malaysia	0.07%
Mexico	0.82%
Netherlands	0.37%
Norway	0.36%
Panama	0.04%
Peru	0.04%
Poland	0.06%
Republic of Korea	1.83%
Russia	0.59%
South Africa	0.46%
Spain	0.15%
Sweden	0.43%
Switzerland	1.15%
Taiwan	0.46%
Thailand	0.15%
Turkey	0.32%
United Arab Emirates	0.09%
United Kingdom	1.41%
United States	73.15%
Venezuela	0.02%
Total	97.56%

LVIP Delaware Foundation® Moderate Allocation Fund–6

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)
COMMON STOCK–51.45%
U.S. MARKETS–32.39%
Aerospace & Defense–1.03%
†Esterline Technologies	180	$18,353
Honeywell International	1,210	110,558
†KEYW Holding	2,455	32,995
Lockheed Martin	500	74,330
Northrop Grumman	2,900	332,369
Raytheon	3,700	335,590
Rockwell Collins	340	25,133
Triumph Group	780	59,335
United Technologies	1,110	126,318

		1,114,981

Air Freight & Logistics–0.11%
FedEx	570	81,949
†XPO Logistics	1,300	34,177

		116,126

Auto Components–0.37%
Borg Warner	580	32,428
Johnson Controls	6,300	323,190
†Tenneco	780	44,125

		399,743

Automobiles–0.07%
Ford Motor	5,030	77,613

		77,613

Beverages–0.20%
Cia Cervecerias Unidas ADR	2,000	48,220
Coca-Cola	860	35,527
PepsiCo	1,570	130,216

		213,963

Biotechnology–0.93%
†Acorda Therapeutics	890	25,988
†Alkermes	930	37,814
†Celgene	3,985	673,306
†Cepheid	605	28,266
†Gilead Sciences	1,890	142,034
†InterMune	1,780	26,219
†Spectrum Pharmaceuticals	2,010	17,789
†Vertex Pharmaceuticals	820	60,926

		1,012,342

Building Products–0.05%
AAON	1,580	50,481

		50,481

Capital Markets–0.59%
Ameriprise Financial	510	58,676
Bank of New York Mellon	9,700	338,918
BlackRock	300	94,941
Evercore Partners Class A	485	28,993
Greenhill	380	22,017

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Capital Markets (continued)
State Street	940	$68,987
†Stifel Financial	645	30,908

		643,440

Chemicals–0.68%
Axiall	690	32,734
Cabot	485	24,929
†Chemtura	1,430	39,926
duPont (E.I.) deNemours	6,340	411,910
Eastman Chemical	900	72,630
Huntsman	1,700	41,820
Innophos Holdings	380	18,468
Sociedad Quimica y Minera de Chile ADR	1,800	46,584
Stepan	310	20,345
†Taminco	1,310	26,475

		735,821

Commercial Banks–0.48%
BBCN Bancorp	1,640	27,208
Bryn Mawr Bank	295	8,903
†Capital Bank Financial	1,210	27,528
Cardinal Financial	1,600	28,800
City Holding	600	27,798
Flushing Financial	1,360	28,152
@Independent Bank	710	27,825
Park National	345	29,349
Prosperity Bancshares	585	37,083
Sterling Bancorp	1,900	25,403
Susquehanna Bancshares	2,635	33,833
†Texas Capital Bancshares	365	22,703
Webster Financial	1,100	34,298
Wells Fargo	3,000	136,200
†Western Alliance Bancorp	1,020	24,337

		519,420

Commercial Services & Supplies–0.46%
McGrath RentCorp	530	21,094
Republic Services	1,510	50,132
†Tetra Tech	905	25,322
United Stationers	900	41,301
US Ecology	780	29,008
Waste Management	7,400	332,038

		498,895

Communications Equipment–1.29%
Cisco Systems	17,390	390,406
Motorola Solutions	4,928	332,640
†NETGEAR	755	24,870
Plantronics	510	23,690
QUALCOMM	8,510	631,868

		1,403,474

LVIP Delaware Foundation® Moderate Allocation Fund—7

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Computers & Peripherals–0.49%
Apple	765	$429,249
EMC	3,980	100,097

		529,346

Construction & Engineering–0.10%
Granite Construction	850	29,733
†MYR Group	1,045	26,209
URS	980	51,930

		107,872

Consumer Finance–0.09%
Capital One Financial	1,290	98,827

		98,827

Containers & Packaging–0.04%
MeadWestvaco	1,070	39,515

		39,515

Diversified Financial Services–0.88%
Citigroup	1,960	102,136
CME Group	3,050	239,303
IntercontinentalExchange Group	1,915	430,722
JPMorgan Chase	3,200	187,136

		959,297

Diversified Telecommunication Services–0.76%
AT&T	12,960	455,674
Atlantic Tele-Network	350	19,800
†=Century Communications	5,000	0
†inContact	3,025	23,625
Verizon Communications	6,700	329,238

		828,337

Electric Utilities–0.42%
Cleco	635	29,604
Edison International	7,650	354,195
OGE Energy	1,600	54,240
UIL Holdings	465	18,019

		456,058

Electrical Equipment–0.10%
Acuity Brands	445	48,647
Eaton	820	62,418

		111,065

Electronic Equipment, Instruments & Components–0.08%
Anixter International	365	32,792
†FARO Technologies	545	31,774
†Rofin-Sinar Technologies	960	25,939

		90,505

Energy Equipment & Services–0.54%
Bristow Group	225	16,889
†C&J Energy Services	780	18,018

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Energy Equipment & Services (continued)
Halliburton	6,100	$309,575
National Oilwell Varco	670	53,285
†Pioneer Energy Services	2,410	19,304
†RigNet	805	38,584
Schlumberger	1,440	129,758

		585,413

Food & Staples Retailing–0.91%
Casey’s General Stores	560	39,340
CVS Caremark	6,310	451,607
†Susser Holdings	780	51,082
Walgreen	7,825	449,468

		991,497

Food Products–1.17%
Archer-Daniels-Midland	11,280	489,552
General Mills	1,610	80,355
J&J Snack Foods	295	26,134
Kraft Foods Group	6,233	336,083
Mondelez International Class A	9,500	335,350

		1,267,474

Health Care Equipment & Supplies–0.52%
†Align Technology	790	45,149
Baxter International	4,900	340,795
Conmed	790	33,575
CryoLife	1,905	21,126
†Haemonetics	700	29,491
†Merit Medical Systems	1,130	17,786
†Quidel	1,080	33,361
West Pharmaceutical Services	950	46,607

		567,890

Health Care Providers & Services–0.86%
†Air Methods	965	56,288
Cardinal Health	4,900	327,369
†Cross Country Healthcare	1,985	19,810
†Express Scripts Holding	1,430	100,443
Quest Diagnostics	5,400	289,116
UnitedHealth Group	1,470	110,691
†WellCare Health Plans	410	28,872

		932,589

Hotels, Restaurants & Leisure–0.62%
†AFC Enterprises	935	35,998
†Buffalo Wild Wings	210	30,912
Carnival	8,300	333,411
CEC Entertainment	245	10,849
Cheesecake Factory	540	26,066
†Hilton Worldwide Holdings	300	6,675
†Jack in the Box	745	37,265
McDonald’s	1,060	102,852

LVIP Delaware Foundation® Moderate Allocation Fund—8

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks	1,210	$94,852

		678,880

Household Products–0.22%
Kimberly-Clark	790	82,523
Procter & Gamble	1,930	157,121

		239,644

Industrial Conglomerates–0.15%
General Electric	5,730	160,612

		160,612

Insurance–1.55%
AFLAC	1,340	89,512
Allstate	6,100	332,694
American Equity Investment Life Holding	1,710	45,110
AMERISAFE	485	20,486
†Essent Group	100	2,406
†Fidelity & Guaranty Life	625	11,838
Maiden Holdings	2,265	24,756
Marsh & McLennan	6,800	328,848
Primerica	710	30,466
Progressive	11,100	302,697
Prudential Financial	570	52,565
Travelers	4,630	419,200
United Fire Group	665	19,059

		1,679,637

Internet & Catalog Retail–0.94%
†Liberty Interactive Class A	18,425	540,774
†priceline.com	390	453,336
†Shutterfly	590	30,049

		1,024,159

Internet Software & Services–1.53%
†Brightcove	2,295	32,451
†ChannelAdvisor	615	25,652
†eBay	6,000	329,340
†Facebook Class A	1,220	66,685
†Google Class A	565	633,201
j2 Global	700	35,007
†Rocket Fuel	570	35,049
†SciQuest	840	23,923
†Trulia	795	28,040
†VeriSign	4,300	257,054
†Yahoo	4,800	194,112

		1,660,514

IT Services–2.02%
Accenture Class A	1,100	90,442
†EPAM Systems	615	21,488
†ExlService Holdings	470	12,981

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
International Business Machines	410	$76,904
†InterXion Holding	960	22,666
MasterCard Class A	795	664,191
†TeleTech Holdings	1,270	30,404
†Teradata	4,225	192,195
†VeriFone Systems	3,350	89,847
Visa Class A	2,950	656,906
Xerox	27,600	335,892

		2,193,916

Life Sciences Tools & Services–0.10%
Thermo Fisher Scientific	950	105,783

		105,783

Machinery–0.22%
Barnes Group	1,125	43,099
Caterpillar	290	26,335
†Chart Industries	65	6,217
†Columbus McKinnon	1,100	29,854
Cummins	310	43,701
Deere	380	34,705
ESCO Technologies	540	18,500
Kadant	845	34,239

		236,650

Media–0.23%
Cinemark Holdings	580	19,331
Comcast Special Class A	2,700	134,676
National CineMedia	1,145	22,854
Regal Entertainment Group Class A	1,710	33,260
Viacom Class B	450	39,303

		249,424

Metals & Mining–0.05%
Kaiser Aluminum	365	25,638
Materion	755	23,292
US Silica Holdings	295	10,062

		58,992

Multiline Retail–0.20%
Macy’s	1,640	87,576
Nordstrom	1,240	76,632
Target	840	53,147

		217,355

Multi-Utilities–0.12%
MDU Resources Group	1,790	54,685
NorthWestern	475	20,577
Sempra Energy	580	52,061

		127,323

Oil, Gas & Consumable Fuels–2.65%
†Bonanza Creek Energy	570	24,778

LVIP Delaware Foundation® Moderate Allocation Fund—9

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
†Carrizo Oil & Gas	625	$27,981
Chevron	4,130	515,878
ConocoPhillips	4,700	332,055
†Diamondback Energy	295	15,594
EOG Resources	3,550	595,832
Exxon Mobil	1,520	153,824
†Jones Energy Class A	770	11,150
Kinder Morgan	11,673	420,228
†Kodiak Oil & Gas	2,135	23,933
Marathon Oil	10,580	373,474
Occidental Petroleum	3,780	359,478
†Rosetta Resources	450	21,618

		2,875,823

Paper & Forest Products–0.08%
†Boise Cascade	985	29,038
International Paper	780	38,243
Neenah Paper	560	23,951

		91,232

Personal Products–0.07%
Avon Products	4,100	70,602

		70,602

Pharmaceuticals–2.01%
AbbVie	2,080	109,845
Allergan	3,850	427,658
†Auxilium Pharmaceuticals	1,345	27,895
Johnson & Johnson	3,820	349,874
†Medicines	525	20,276
Merck	9,050	452,953
Perrigo	1,465	224,819
Pfizer	15,999	490,049
†Prestige Brands Holdings	935	33,473
Zoetis	1,450	47,401

		2,184,243

Professional Services–0.16%
†FTI Consulting	840	34,558
Kforce	1,730	35,396
Nielsen Holdings	1,080	49,561
Towers Watson Class A	250	31,903
†WageWorks	450	26,748

		178,166

Real Estate Investment Trusts–1.98%
American Tower	790	63,058
Apartment Investment & Management	825	21,376
AvalonBay Communities	575	67,982
Boston Properties	500	50,185
Brandywine Realty Trust	2,275	32,055
BRE Properties	300	16,413

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Camden Property Trust	375	$21,330
CBL & Associates Properties	950	17,062
Cousins Properties	1,950	20,085
DCT Industrial Trust	5,905	42,103
DDR	2,775	42,652
Douglas Emmett	1,425	33,188
Duke Realty	2,325	34,968
DuPont Fabros Technology	1,185	29,281
EastGroup Properties	380	22,013
EPR Properties	1,035	50,881
Equity Lifestyle Properties	375	13,586
Equity One	750	16,830
Equity Residential	1,425	73,915
Essex Property Trust	175	25,114
Extra Space Storage	425	17,905
Federal Realty Investment Trust	150	15,212
First Industrial Realty Trust	1,800	31,410
First Potomac Realty Trust	1,000	11,630
General Growth Properties	3,000	60,210
HCP	825	29,964
Health Care REIT	250	13,393
Healthcare Realty Trust	525	11,188
Healthcare Trust of America	1,525	15,006
Highwoods Properties	575	20,798
Host Hotels & Resorts	6,945	135,011
Kilroy Realty	500	25,090
Kimco Realty	1,725	34,069
Kite Realty Group Trust	3,425	22,502
LaSalle Hotel Properties	1,690	52,153
Lexington Realty Trust	1,750	17,868
Liberty Property Trust	400	13,548
LTC Properties	300	10,617
Macerich	575	33,862
National Retail Properties	1,660	50,348
Pebblebrook Hotel Trust	600	18,456
Post Properties	325	14,700
ProLogis	2,550	94,223
PS Business Parks	250	19,105
Public Storage	450	67,734
Ramco-Gershenson Properties Trust	2,525	39,744
Regency Centers	700	32,410
RLJ Lodging Trust	775	18,848
Sabra Health Care REIT	500	13,070
Simon Property Group	1,225	186,396
SL Green Realty	600	55,428
Sovran Self Storage	380	24,765
Spirit Realty Capital	2,150	21,135
†Strategic Hotels & Resorts	2,350	22,208
Summit Hotel Properties	600	5,400
Sunstone Hotel Investors	1,650	22,110
Tanger Factory Outlet Centers	775	24,816

LVIP Delaware Foundation® Moderate Allocation Fund—10

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Taubman Centers	300	$19,176
UDR	500	11,675
Ventas	950	54,416
Vornado Realty Trust	800	71,032

		2,152,708

Road & Rail–0.17%
Hunt (J.B.) Transport Services	620	47,926
†Roadrunner Transportation Systems	1,090	29,376
Union Pacific	630	105,840

		183,142

Semiconductors & Semiconductor Equipment–0.99%
†Amkor Technology	4,345	26,635
†Applied Micro Circuits	2,040	27,295
Avago Technologies	1,530	80,922
Broadcom Class A	13,200	391,380
Intel	16,240	421,590
†Semtech	1,230	31,094
†Synaptics	790	40,930
Texas Instruments	1,260	55,327

		1,075,173

Software–1.35%
†Accelrys	2,575	24,566
†Adobe Systems	7,150	428,142
Intuit	4,450	339,624
Microsoft	14,470	541,612
†Proofpoint	1,300	43,121
†Rally Software Development	400	7,780
†salesforce.com	990	54,638
†SS&C Technologies Holdings	665	29,433

		1,468,916

Specialty Retail–0.89%
DSW Class A	1,400	59,822
†Express	1,120	20,910
†Francesca’s Holdings	1,470	27,063
L Brands	6,075	375,739
Lowe’s	6,800	336,940
†Sally Beauty Holdings	4,775	144,348

		964,822

Textiles, Apparel & Luxury Goods–0.38%
†G-III Apparel Group	760	56,080
†Iconix Brand Group	1,020	40,494
†Madden (Steven)	1,211	44,292
NIKE Class B	3,250	255,580
†Perry Ellis International	1,130	17,843

		414,289

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Trading Companies & Distributors–0.03%
Applied Industrial Technologies	760	$37,308

		37,308

Wireless Telecommunication Services–0.46%
†Crown Castle International	6,850	502,996

		502,996

Total U.S. Markets (Cost $20,995,243)		35,184,293

§DEVELOPED MARKETS–11.37%
Air Freight & Logistics–0.39%
Deutsche Post	11,496	419,099

		419,099

Airlines–0.23%
Westjet Airlines Class VV	9,543	250,850

		250,850

Automobiles–0.62%
Bayerische Motoren Werke	1,597	187,228
Toyota Motor	7,900	481,538

		668,766

Beverages–0.38%
Carlsberg Class B	3,717	411,286

		411,286

Chemicals–0.19%
Syngenta ADR	2,600	207,844

		207,844

Commercial Banks–1.25%
Mitsubishi UFJ Financial Group	61,600	405,890
Nordea Bank	29,760	400,971
Standard Chartered	9,990	225,004
UniCredit	43,822	324,338

		1,356,203

Construction & Engineering–0.34%
Vinci	5,587	366,778

		366,778

Construction Materials–0.26%
Lafarge	3,741	280,330

		280,330

Containers & Packaging–0.25%
Rexam	30,576	268,629

		268,629

Diversified Telecommunication Services–0.16%
Nippon Telegraph & Telephone	3,192	171,533

		171,533

LVIP Delaware Foundation® Moderate Allocation Fund—11

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Energy Equipment & Services–0.56%
Saipem	10,578	$226,432
Subsea 7	14,161	271,123
Transocean	2,300	113,666

		611,221

Food & Staples Retailing–0.21%
Tesco	41,977	232,434

		232,434

Food Products–0.50%
†Aryzta	7,038	539,625

		539,625

Household Durables–0.15%
Techtronic Industries	56,500	160,296

		160,296

Industrial Conglomerates–0.30%
Koninklijke Philips Electronics	8,833	323,778

		323,778

Insurance–0.38%
AXA	14,990	416,765

		416,765

IT Services–0.70%
†CGI Group Class A	12,565	420,430
Teleperformance	5,559	338,747

		759,177

Life Sciences Tools & Services–0.03%
†ICON	890	35,965

		35,965

Media–0.29%
Publicis Groupe	3,412	312,191

		312,191

Metals & Mining–0.52%
Anglo American ADR	2,500	27,328
AuRico Gold	19,100	70,131
Rio Tinto.	6,276	354,373
Yamana Gold	13,026	112,336

		564,168

Multiline Retail–0.09%
Don Quijote	1,700	102,815

		102,815

Multi-Utilities–0.11%
National Grid	8,940	116,668

		116,668

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Oil, Gas & Consumable Fuels–0.26%
Total	4,587	$280,999

		280,999

Pharmaceuticals–1.73%
Meda Class A	2,893	36,707
Novartis	4,837	386,049
Novo Nordisk ADR	1,445	266,978
Sanofi	3,598	381,726
Stada Arzneimittel	3,968	196,107
Teva Pharmaceutical Industries ADR	15,300	613,224

		1,880,791

Road & Rail–0.11%
East Japan Railway	1,566	124,596

		124,596

Specialty Retail–0.27%
Nitori Holdings	3,120	295,337

		295,337

Textiles, Apparel & Luxury Goods–0.42%
Kering	801	169,312
Yue Yuen Industrial Holdings	87,000	290,583

		459,895

Trading Companies & Distributors–0.25%
ITOCHU	22,114	272,738

		272,738

Wireless Telecommunication Services–0.42%
China Mobil	13,298	137,878
KDDI	2,928	179,864
Vodafone Group	36,234	142,217

		459,959

Total Developed Markets (Cost $8,688,462)		12,350,736

×EMERGING MARKETS–7.69%
Airlines–0.06%
†Gol Linhas Aereas Inteligentes ADR	14,500	66,265

		66,265

Automobiles–0.10%
Hyundai Motor	225	50,404
Mahindra & Mahindra	3,707	56,600

		107,004

Beverages–0.41%
Anadolu Efes Biracilik Ve Malt Sanayii	8,211	88,872
Fomento Economico Mexicano ADR	1,100	107,657
@Lotte Chilsung Beverage	88	127,116
Tsingtao Brewery	5,305	44,845

LVIP Delaware Foundation® Moderate Allocation Fund—12

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Beverages (continued)
United Spirits	1,917	$80,863

		449,353

Building Products–0.17%
@KCC	426	189,046

		189,046

Chemicals–0.09%
†Braskem ADR	5,300	94,605

		94,605

Commercial Banks–0.94%
Banco Santander Brasil ADR	10,000	61,000
Bangkok Bank	11,130	60,226
China Construction Bank	102,028	76,971
ICICI Bank ADR	2,000	74,340
Industrial & Commercial Bank of China	169,406	114,475
Itau Unibanco Holding ADR	6,280	85,220
†KB Financial Group ADR	4,078	165,200
Powszechna Kasa Oszczednosci Bank Polski	3,440	44,857
=Sberbank	44,480	136,967
Shinhan Financial Group	2,177	97,537
Standard Bank Group	8,086	99,761

		1,016,554

Construction & Engineering–0.05%
†Empresas ICA ADR	6,200	52,390

		52,390

Construction Materials–0.30%
†Cemex ADR	10,802	127,788
†Cemex Latam Holdings	12,152	93,186
Siam Cement	2,299	27,956
Siam Cement NVDR	1,800	21,888
Ultratech Cement	1,758	50,150

		320,968

Diversified Financial Services–0.06%
Remgro	3,086	61,138

		61,138

Diversified Telecommunication Services–0.33%
China Telecom	124,000	62,684
China Unicom Hong Kong ADR	5,000	75,300
Chunghwa Telecom ADR	1,903	58,917
†KT ADR	7,400	110,038
Telefonica Brasil ADR	2,880	55,354

		362,293

Electronic Equipment, Instruments & Components–0.20%
Hon Hai Precision Industry	57,879	155,409

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Electronic Equipment, Instruments & Components (continued)
†LG Display ADR	4,800	$58,272

		213,681

Food & Staples Retailing–0.13%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,800	80,406
Wal-Mart de Mexico Series V	23,759	62,360

		142,766

Food Products–0.53%
Brasil Foods ADR	7,040	146,925
China Mengniu Dairy	32,000	151,862
@Lotte Confectionery	61	110,476
Tingyi Cayman Islands Holding	22,000	63,551
@Uni-President China Holdings	103,000	104,934

		577,748

Hotels, Restaurants & Leisure–0.09%
Arcos Dorados Holdings	7,700	93,324

		93,324

Household Durables–0.05%
LG Electronics	786	50,701

		50,701

Insurance–0.08%
Samsung Life Insurance	844	83,143

		83,143

Internet Software & Services–0.57%
†Baidu ADR	2,000	355,760
†SINA	1,500	126,375
†Sohu.com	1,900	138,567

		620,702

IT Services–0.03%
†WNS Holdings ADR	1,365	29,907

		29,907

Media–0.16%
Grupo Televisa ADR	5,900	178,534

		178,534

Metals & Mining–0.21%
†Anglo American Platinum	885	33,233
†ArcelorMittal South Africa	5,092	18,106
@Gerdau	3,800	24,276
Gerdau ADR	2,800	21,952
Impala Platinum Holdings	2,077	24,354
Vale ADR	6,700	102,175

		224,096

LVIP Delaware Foundation® Moderate Allocation Fund—13

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Multiline Retail–0.04%
Woolworths Holdings	6,705	$47,715

		47,715

Oil, Gas & Consumable Fuels–1.04%
Cairn India	9,217	48,254
China Petroleum & Chemical	52,750	43,060
CNOOC ADR	300	56,298
Gazprom ADR	16,700	142,785
LUKOIL ADR	1,700	107,304
Petroleo Brasileiro ADR	13,300	183,274
PTT - Foreign	5,824	50,636
#@Reliance Industries GDR 144A	10,900	316,536
Rosneft GDR	10,900	83,004
Sasol ADR	1,500	74,175
Tambang Batubara Bukit Asam Persero	34,500	28,915

		1,134,241

Paper & Forest Products–0.08%
†Fibria Celulose ADR	7,931	92,634

		92,634

Personal Products–0.09%
Hypermarcas	13,700	102,369

		102,369

Real Estate Management & Development–0.09%
#†=Etalon Group GDR 144A	3,000	15,900
UEM Sunrise	111,206	80,051

		95,951

Road & Rail–0.02%
All America Latina Logistica	9,550	26,522

		26,522

Semiconductors & Semiconductor Equipment–0.73%
MediaTek	7,000	104,068
Samsung Electronics	396	514,634
Taiwan Semiconductor Manufacturing	19,204	67,916
Taiwan Semiconductor Manufacturing ADR	3,500	61,040
United Microelectronics	121,600	50,341

		797,999

Wireless Telecommunication Services–1.04%
America Movil ADR	3,100	72,447
China Mobile ADR	1,600	83,664
MegaFon GDR	3,300	110,550
Mobile Telesystems ADR	2,900	62,727
MTN Group	3,319	68,664
SK Telecom ADR	15,100	371,762
@Tim Participacoes ADR	8,700	228,288
†Turkcell Iletisim Hizmetleri ADR	4,200	56,070

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services (continued)
Vodacom Group	5,683	$72,053

		1,126,225

Total Emerging Markets (Cost $7,134,246)		8,357,874

Total Common Stock (Cost $36,817,951)		55,892,903

CONVERTIBLE PREFERRED STOCK–0.30%
ArcelorMittal 6.00% exercise price $20.61, expiration date 12/21/15	475	12,365
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	9	9,554
#Chesapeake Energy 144A 5.75% exercise price $27.83, expiration date 12/31/49	15	17,419
Dominion Resources
6.00% exercise price $65.27, expiration date 7/1/16	118	6,397
6.125% exercise price $65.27, expiration date 4/1/16	118	6,386
Goodyear Tire & Rubber 5.875% exercise price $18.21, expiration date 3/31/14	600	39,994
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	37	29,378
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	37	46,167
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	18	22,770
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	595	34,808
MetLife 5.00% exercise price $44.27, expiration date 3/26/14	1,200	37,848
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	314	32,833
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	27	29,835

Total Convertible Preferred Stock (Cost $310,199)		325,754

LVIP Delaware Foundation® Moderate Allocation Fund—14

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Number of	Value
	Shares	(U.S. $)

EXCHANGE-TRADED FUNDS–8.96%
iShares MSCI EAFE Growth Index ETF	70,145	$5,013,965
iShares MSCI EAFE Index ETF	14,960	1,003,218
Vanguard FTSE Developed Markets ETF	89,170	3,716,606

Total Exchange-Traded Funds (Cost $7,089,674)		9,733,789

PREFERRED STOCK–0.15%
Alabama Power 5.625%	1,650	37,703
Integrys Energy Group 6.00%	1,900	45,505
National Retail Properties 5.70%	950	18,050
Public Storage 5.20%	1,000	18,850
Wells Fargo 5.20%	2,200	44,176

Total Preferred Stock (Cost $191,428)		164,284

	Principal
	Amount°

AGENCY ASSET-BACKED SECURITY–0.00%
•Fannie Mae REMIC Trust Series 2002-W11 AV1 0.505% 11/25/32	422	385

Total Agency Asset-Backed Security (Cost $422)		385

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.48%
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	10,787	12,332
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	5,331	6,105
Series 2003-26 AT 5.00% 11/25/32	22,432	23,390
Series 2010-41 PN 4.50% 4/25/40	40,000	42,445
•*Series 2012-122 SD 5.935% 11/25/42	94,201	23,522
•*Series 2012-124 SD 5.985% 11/25/42	94,624	22,242
*Series 2013-26 ID 3.00% 4/25/33	95,564	15,250
*Series 2013-38 AI 3.00% 4/25/33	94,809	15,101
*Series 2013-44 DI 3.00% 5/25/33	187,440	29,905
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	4,115	4,695

	Principal	Value
	Amount°	(U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 2326 ZQ 6.50% 6/15/31	17,864	$19,866
Series 2557 WE 5.00% 1/15/18	13,497	14,321
Series 3173 PE 6.00% 4/15/35	11,012	11,136
Series 3656 PM 5.00% 4/15/40	70,000	75,443
Series 4065 DE 3.00% 6/15/32	5,000	4,690
•*Series 4148 SA 5.933% 12/15/42	95,429	22,013
*Series 4185 LI 3.00% 3/15/33	95,298	15,261
*Series 4191 CI 3.00% 4/15/33	96,415	15,442
¿Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	13,353	14,958
GNMA Series 2010-113 KE 4.50% 9/20/40	95,000	100,066
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	30,000	30,989

Total Agency Collateralized Mortgage Obligations (Cost $521,060)		519,172

AGENCY MORTGAGE-BACKED SECURITIES–5.96%
Fannie Mae 6.50% 8/1/17	2,658	2,936
Fannie Mae ARM
•2.412% 5/1/43	25,179	24,624
•2.44% 11/1/35	2,640	2,792
•2.546% 6/1/43	8,993	8,830
•2.556% 4/1/36	3,090	3,300
•3.293% 9/1/43	32,839	33,283
•2.36% 3/1/38	3,856	4,076
•5.817% 8/1/37	5,566	5,994
Fannie Mae Relocation 30 yr 5.00% 11/1/34	4,139	4,453
Fannie Mae S.F. 15 yr
2.50% 10/1/27	29,808	29,603
2.50% 2/1/28	68,332	67,860
3.00% 11/1/27	10,708	10,948
3.00% 5/1/28	6,533	6,679
3.50% 7/1/26	22,081	23,110
4.00% 4/1/24	10,775	11,427
4.00% 11/1/25	77,733	82,850
4.50% 4/1/18	3,571	3,801
5.00% 5/1/21	6,902	7,391
5.50% 4/1/23	7,136	7,827
Fannie MaeS.F. 15 yr TBA
2.50% 2/1/28	831,000	820,483
3.00% 2/1/28	941,000	958,092
3.50% 2/1/26	565,000	589,344
Fannie Mae S.F. 20 yr
3.00% 8/1/33	12,739	12,552
3.00% 9/1/40	23,641	23,293
3.50% 4/1/33	3,770	3,839

LVIP Delaware Foundation® Moderate Allocation Fund—15

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 20 yr (continued)
3.50% 9/1/33	17,696	$18,025
6.00% 9/1/29	17,398	19,420
5.00% 11/1/23	1,736	1,883
Fannie Mae S.F. 30 yr
3.00% 7/1/42	24,895	23,661
3.00% 10/1/42	381,899	362,946
3.00% 12/1/42	64,093	60,913
3.00% 4/1/43	208,940	198,589
3.00% 7/1/43	55,096	52,369
3.50% 7/1/42	4,473	4,448
3.50% 6/1/43	7,794	7,755
4.00% 11/1/40	9,031	9,302
4.00% 1/1/41	41,841	43,106
4.00% 9/1/41	5,952	6,131
4.00% 3/1/42	37,207	38,329
4.00% 1/1/43	21,728	22,380
4.00% 5/1/43	19,434	20,048
4.50% 7/1/36	7,353	7,793
4.50% 11/1/40	21,650	22,946
4.50% 2/1/41	10,428	11,053
4.50% 3/1/41	33,656	35,671
4.50% 5/1/41	7,057	7,502
4.50% 10/1/41	6,656	7,053
5.00% 2/1/35	8,017	8,732
5.50% 2/1/33	24,063	26,509
5.50% 11/1/34	2,855	3,145
5.50% 4/1/37	32,777	36,374
6.00% 9/7/36	43,532	48,337
6.50% 2/1/36	9,016	10,026
7.50% 6/1/31	6,850	8,142
Fannie Mae S.F. 30 yr TBA
3.00% 2/1/43	501,000	474,345
3.50% 2/1/43	606,000	600,177
4.00% 2/1/42	726,000	745,058
4.50% 2/1/43	449,000	474,274
Freddie Mac 4.50% 1/1/41	30,191	31,538
Freddie Mac ARM
•2.464% 4/1/34	1,599	1,690
•2.499% 7/1/36	3,179	3,395
•2.265% 10/1/36	4,153	4,448
Freddie Mac S.F. 15 yr
3.50% 10/1/26	7,953	8,317
5.00% 6/1/18	2,586	2,738
Freddie Mac S.F. 30 yr
3.00% 10/1/42	28,056	26,613
3.00% 11/1/42	22,689	21,527
4.00% 11/1/40	15,353	15,777
4.00% 12/1/40	1,826	1,876
4.00% 2/1/42	8,369	8,601
4.50% 6/1/39	5,133	5,433
4.50% 10/1/39	30,438	32,238

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.50% 10/1/43	8,959	$9,558
6.00% 8/1/38	43,457	48,345
7.00% 11/1/33	3,134	3,588
Freddie Mac S.F. 30 yr TBA 5.50% 2/1/43	74,000	80,776
GNMA I S.F. 30 yr 7.50% 1/15/32	1,868	2,206

Total Agency Mortgage-Backed Securities (Cost $6,543,610)		6,474,493

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.90%
Banc of America Commercial Mortgage Series 2006-4 A4 5.634% 7/10/46	10,000	10,840
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	75,000	79,571
•Series 2006-PWR12 A4 5.712% 9/11/38	95,000	103,845
Commercial Mortgage Pass Through Certificates Trust
•Series 2013-CR8 A5 3.612% 6/10/46	25,000	24,653
•Series 2005-C6 A5A 5.116% 6/10/44	25,000	26,291
Commercial Mortgage Pass Through Certificates Trust Series 2013-CR12 A4 4.046% 10/10/46	45,000	45,417
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.465% 2/15/39	4,964	5,066
#•FREMF Mortgage Trust Series 2010-K7 B 144A 5.435% 4/25/20	10,000	10,667
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	54,235	54,778
Series 2005-GG4 A4A 4.751% 7/10/39	19,741	20,451
•Series 2006-GG6 A4 5.553% 4/10/38	20,000	21,536
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-LDP5 A4 5.20% 12/15/44	217,000	231,200
Series 2006-LDP8 AM 5.44% 5/15/45	39,000	42,785
Series 2011-C5 A3 4.171% 8/15/46	40,000	42,005

LVIP Delaware Foundation® Moderate Allocation Fund—16

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	7,073	$7,235
•Series 2005-C3 B 4.895% 7/15/40	15,000	15,441
Morgan Stanley Capital I Trust
•Series 2005-HQ7 AJ 5.207% 11/14/42	25,000	26,236
•Series 2007-T27 A4 5.648% 6/11/42	26,000	29,212
#VNO Mortgage Trust Series 2012-6AVE A 144A 2.996% 11/15/30	100,000	93,246
WF-RBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	25,000	23,442
Series 2013-C11 A5 3.071% 3/15/45	25,000	23,689
Series 2013-C14 A5 3.337% 6/15/46	40,000	38,433

Total Commercial Mortgage-Backed Securities (Cost $976,833)		976,039

CONVERTIBLE BONDS–1.08%
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15	24,000	25,170
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	26,000	21,580
Alere 3.00% exercise price $43.98, expiration date 5/15/16	31,000	34,991
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	27,000	29,177
fArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27	54,000	51,941
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	33,000	34,485
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	23,000	24,265
#Blucora 144A 4.25% exercise price $21.66, expiration date 3/29/19	17,000	25,149

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Chesapeake Energy 2.25% exercise price $85.40, expiration date 12/14/38	15,000	$14,063
Chesapeake Energy 2.50% exercise price $50.90, expiration date 5/15/37	11,000	11,220
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	18,000	26,021
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	23,000	14,864
Equinix 4.75% exercise price $84.32, expiration date 6/13/16	10,000	21,863
fGeneral Cable 5.00% exercise price $35.88, expiration date 11/15/29	35,000	37,559
Gilead Sciences 1.625% exercise price $22.71, expiration date 5/1/16	13,000	42,900
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	35,000	42,022
fHologic 2.00% exercise price $31.17, expiration date 2/27/42	32,000	32,760
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	15,000	20,878
Intel 3.25% exercise price $21.94, expiration date 8/1/39	21,000	28,586
Jefferies Group 3.875% exercise price $45.51, expiration date 10/31/29	32,000	33,980
L-3 Communications Holdings 3.00% exercise price $90.24, expiration date 8/1/35	18,000	21,769
#Lexington Realty Trust 144A 6.00% exercise price $6.84, expiration date 1/11/30	16,000	24,280
#Liberty Interactive 144A 0.75% exercise price $1,000.00, expiration date 3/30/43	25,000	31,281
#Liberty Interactive 144A 1.00% exercise price $74.31, expiration date 9/28/43	21,000	22,208
Linear Technology 3.00% exercise price $40.93, expiration date 4/30/27	20,000	22,850
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	34,000	34,638

LVIP Delaware Foundation® Moderate Allocation Fund—17

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

CONVERTIBLE BONDS (continued)
MGM Resorts International 4.25% exercise price $18.58,expiration date 4/10/15	29,000	$39,948
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	10,000	32,838
Nuance Communications 2.75%exercise price $32.30,expiration date 11/1/31	43,000	42,221
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	52,000	56,583
Peabody Energy 4.75% exerciseprice $57.95, expiration date 12/15/41	18,000	14,321
#Ryman Hospitality Properties 144A 3.75% exercise price $21.38, expiration date 9/29/14	13,000	25,448
SanDisk 1.50% exercise price $52.00, expiration date 8/11/17	27,000	39,926
SBA Communications 4.00%exercise price $30.38,expiration date 9/29/14	6,000	17,790
Steel Dynamics 5.125% exerciseprice $17.14, expiration date 6/15/14	13,000	15,348
TIBCO Software 2.25% exerciseprice $50.57, expiration date 4/30/32	50,000	50,344
Titan Machinery 3.75% exerciseprice $43.17, expiration date 4/30/19	16,000	13,680
#Vantage Drilling 144A 5.50%exercise price $2.39,expiration date 7/15/43	25,000	27,000
•Vector Group 2.50% exerciseprice $17.62, expiration date 1/14/19	15,000	17,743
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	22,000	39,793
WellPoint 2.75% exercise price $75.23, expiration date 10/15/42	8,000	10,870

Total Convertible Bonds (Cost $1,007,324)		1,174,353

CORPORATE BONDS–19.79%
Aerospace & Defense–0.06%
#DigitalGlobe 144A 5.25% 2/1/21	30,000	29,400

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
TransDigm 7.50% 7/15/21	30,000	$32,400

		61,800

Air Freight & Logistics–0.01%
#LSB Industries 144A 7.75% 8/1/19	15,000	15,825

		15,825

Auto Components–0.15%
American Axle & Manufacturing 6.25% 3/15/21	25,000	26,688
Delphi
5.00% 2/15/23	20,000	20,675
6.125% 5/15/21	50,000	55,688
Tomkins 9.00% 10/1/18	9,000	9,900
TRW Automotive
#144A 4.45% 12/1/23	30,000	29,175
#144A 4.50% 3/1/21	25,000	25,375

		167,501

Automobiles–0.23%
Ford Motor 7.45% 7/16/31	45,000	55,255
#General Motors 144A 3.50% 10/2/18	40,000	41,100
#Jaguar Land Rover Automotive 144A 5.625% 2/1/23	150,000	150,750

		247,105

Beverages–0.19%
Constellation Brands
3.75% 5/1/21	5,000	4,713
6.00% 5/1/22	30,000	32,175
#Pernod-Ricard 144A 5.75% 4/7/21	150,000	165,588

		202,476

Biotechnology–0.12%
Celgene 3.95% 10/15/20	90,000	93,355
Immucor 11.125% 8/15/19	30,000	33,900

		127,255

Building Products–0.05%
#Masonite International 144A 8.25% 4/15/21	15,000	16,575
Nortek 8.50% 4/15/21	35,000	38,938

		55,513

Capital Markets–0.46%
E Trade Financial 6.375% 11/15/19	50,000	53,938
Invesco Finance 4.00% 1/30/24	20,000	19,864
Jefferies Group 5.125% 1/20/23	20,000	20,266

LVIP Delaware Foundation® Moderate Allocation Fund—18

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)
CORPORATE BONDS (continued)
Capital Markets (continued)
Jefferies Group (continued)
6.45% 6/8/27		30,000	$31,322
6.50% 1/20/43		10,000	9,948
Lazard Group
4.25% 11/14/20		10,000	9,993
6.85% 6/15/17		105,000	118,480
Morgan Stanley 4.10% 5/22/23		130,000	126,049
#Nuveen Investments 144A 9.50% 10/15/20		25,000	25,188
State Street 3.10% 5/15/23		90,000	83,850

			498,898

Chemicals–0.36%
Cameron International 4.00% 12/15/23		15,000	14,853
CF Industries
6.875% 5/1/18		105,000	121,896
7.125% 5/1/20		30,000	35,210
FMC 4.10% 2/1/24		45,000	44,777
Mosaic
5.45% 11/15/33		15,000	15,329
5.625% 11/15/43		45,000	45,818
#Murphy Oil USA 144A 6.00% 8/15/23		40,000	40,400
PolyOne 5.25% 3/15/23		15,000	14,700
Rockwood Specialties Group 4.625% 10/15/20		15,000	15,394
#Taminco Global Chemical 144A 9.75% 3/31/20		20,000	22,800
#TPC Group 144A 8.75% 12/15/20		15,000	16,013

			387,190

Commercial Banks–1.65%
#Banco do Brasil 144A 3.75% 7/25/18	EUR	100,000	139,991
#•Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 144A 5.95% 1/30/24		200,000	203,000
BB&T 5.25% 11/1/19		122,000	136,911
#BBVA Banco Continental 144A 3.25% 4/8/18		45,000	45,113
#BBVA Bancomer 144A 6.50% 3/10/21		150,000	159,000
City National 5.25% 9/15/20		70,000	75,282
•Fifth Third Bancorp 5.10% 12/31/49		45,000	39,938
Northern Trust 3.95% 10/30/25		35,000	34,187
•PNC Financial Services Group 4.459% 5/29/49		25,000	25,063
PNC Funding 5.625% 2/1/17		38,000	42,210

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
#•PNC Preferred Funding Trust II 144A 1.465% 3/31/49	100,000	$93,000
Santander Holdings USA 3.45% 8/27/18	40,000	41,070
SVB Financial Group 5.375% 9/15/20	105,000	115,964
#Turkiye Is Bankasi 144A 7.85% 12/10/23	200,000	199,820
•USB Capital IX 3.50% 10/29/49	140,000	109,900
#Vnesheconombank Via VEB Finance 144A 4.224% 11/21/18	200,000	201,250
Zions Bancorp
4.50% 3/27/17	45,000	47,683
4.50% 6/13/23	55,000	53,713
7.75% 9/23/14	25,000	26,118

		1,789,213

Commercial Services & Supplies–0.56%
Avis Budget Car Rental 5.50% 4/1/23	73,000	71,084
#Brambles USA 144A 3.95% 4/1/15	20,000	20,687
Broadridge Financial Solutions 3.95% 9/1/20	40,000	40,358
HD Supply 7.50% 7/15/20	10,000	10,825
International Lease Finance
5.875% 4/1/19	20,000	21,400
6.25% 5/15/19	44,000	47,850
8.25% 12/15/20	125,000	146,563
8.75% 3/15/17	80,000	94,600
#Prestige Brands 144A 5.375% 12/15/21	50,000	50,750
Reynolds Group Issuer 8.25% 2/15/21	100,000	107,250

		611,367

Communications Equipment–0.01%
#Avaya 144A 7.00% 4/1/19	10,000	9,850

		9,850

Computers & Peripherals–0.27%
Apple 2.40% 5/3/23	110,000	99,116
#Freescale Semiconductor 144A 6.00% 1/15/22	20,000	20,300
#NCR Escrow 144A 6.375% 12/15/23	40,000	41,050
NetApp
2.00% 12/15/17	30,000	29,874
3.25% 12/15/22	65,000	58,661
Seagate HDD Cayman #144A 3.75% 11/15/18	25,000	25,344

LVIP Delaware Foundation® Moderate Allocation Fund—19

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers & Peripherals (continued)
Seagate HDD Cayman (continued) #144A 4.75% 6/1/23	20,000	$18,800

		293,145

Construction & Engineering–0.06%
#Builders FirstSource 144A 7.625% 6/1/21	35,000	36,663
#Nielsen Luxembourg SARL 144A 5.50% 10/1/21	20,000	20,350
#URS 144A 3.85% 4/1/17	10,000	10,195

		67,208

Construction Materials–0.06%
Headwaters 7.625% 4/1/19	65,000	70,363

		70,363

Consumer Finance–0.14%
Fifth Third Bancorp 4.30% 1/16/24	30,000	29,442
SunTrust Banks 2.35% 11/1/18	60,000	59,750
Wells Fargo 5.375% 11/2/43	65,000	66,810

		156,002

Containers & Packaging–0.43%
Ball
4.00% 11/15/23	60,000	54,000
5.00% 3/15/22	30,000	29,850
Berry Plastics 9.75% 1/15/21	25,000	29,063
Clearwater Paper 4.50% 2/1/23	35,000	31,675
#Consolidated Container 144A 10.125% 7/15/20	10,000	10,700
Crown Americas 4.50% 1/15/23	10,000	9,400
Packaging Corporation of America 4.50% 11/1/23	40,000	40,182
#Plastipak Holdings 144A 6.50% 10/1/21	25,000	26,000
Reynolds Group Issuer 9.00% 4/15/19	100,000	107,750
Rock Tenn 4.00% 3/1/23	75,000	71,767
#Sealed Air 144A 6.50% 12/1/20	50,000	54,000

		464,387

Diversified Consumer Services–0.07%
#Service Corp International 144A 5.375% 1/15/22	35,000	35,613
Yale University 2.90% 10/15/14	40,000	40,797

		76,410

Diversified Financial Services–0.80%
Bank of America
2.60% 1/15/19	100,000	100,559
3.875% 3/22/17	40,000	42,725
#ERAC USA Finance 144A 3.30% 10/15/22	95,000	88,433

	Principal Amount°		Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
General Electric Capital
2.10% 12/11/19		35,000	$34,078
4.375% 9/16/20		180,000	195,367
6.00% 8/7/19		75,000	88,105
General Electric Capital Canada Funding 2.42% 5/31/18	CAD	13,000	12,109
#•HBOS Capital Funding 144A 6.071% 6/29/49		85,000	85,106
JPMorgan Chase
5.625% 8/16/43		50,000	53,034
•6.00% 12/29/49		15,000	14,419
Morgan Stanley 5.00% 11/24/25		.100,000	100,522
•National Rural Utilities Cooperative Finance 4.75% 4/30/43		50,000	46,688
PHH 7.375% 9/1/19		10,000	10,725

			871,870

Diversified Telecommunication Services–1.14%
AT&T
2.375% 11/27/18		20,000	20,040
4.30% 12/15/42		40,000	34,060
Bell Canada 3.35% 3/22/23	CAD	137,000	119,668
CenturyLink
5.80% 3/15/22		105,000	104,213
6.75% 12/1/23		30,000	30,525
#Digicel Group 144A 10.50% 4/15/18		100,000	107,500
Hughes Satellite Systems 7.625% 6/15/21		10,000	11,200
#Intelsat Jackson Holdings 144A 5.50% 8/1/23		20,000	19,100
Intelsat Luxembourg
#144A 7.75% 6/1/21		30,000	32,288
#144A 8.125% 6/1/23		80,000	86,100
Level 3 Communications 11.875% 2/1/19		10,000	11,550
Level 3 Financing 7.00% 6/1/20		25,000	26,625
Qwest 6.75% 12/1/21		55,000	60,316
#SBA Tower Trust 144A 2.24% 4/15/18		35,000	34,506
#SES 144A 3.60% 4/4/23		120,000	112,522
Telefonica Emisiones
3.192% 4/27/18		150,000	152,916
6.421% 6/20/16		10,000	11,169
Verizon Communications
5.15% 9/15/23		165,000	177,499
6.40% 9/15/33		50,000	57,675
Windstream 7.50% 4/1/23		5,000	5,050

LVIP Delaware Foundation® Moderate Allocation Fund—20

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Windstream (continued)
7.75% 10/1/21	20,000	$21,300

		1,235,822

Electric Utilities–1.32%
#•AES Gener 144A 8.375% 12/18/73	200,000	209,000
#American Transmission Systems 144A 5.25% 1/15/22	75,000	79,114
Cleveland Electric Illuminating 5.50% 8/15/24	35,000	37,832
ComEd Financing III 6.35% 3/15/33	50,000	49,000
#•Electricite de France 144A 5.25% 12/29/49	100,000	99,628
Entergy Louisiana 4.05% 9/1/23	90,000	91,577
Great Plains Energy
4.85% 6/1/21	45,000	47,488
F5.292% 6/15/22	65,000	69,857
Indiana Michigan Power 3.20% 3/15/23	55,000	51,515
Ipalco Enterprises 5.00% 5/1/18	35,000	36,838
LG&E & KU Energy 4.375% 10/1/21	130,000	133,905
#MidAmerican Energy Holdings 144A 3.75% 11/15/23	70,000	68,410
#Narragansett Electric 144A 4.17% 12/10/42	25,000	21,948
NextEra Energy Capital Holdings
3.625% 6/15/23	25,000	23,495
•6.35% 10/1/66	105,000	105,065
NV Energy 6.25% 11/15/20	85,000	98,984
Pennsylvania Electric 5.20% 4/1/20	75,000	80,436
•PPL Capital Funding 6.70% 3/30/67	35,000	35,375
Public Service of New Hampshire 3.50% 11/1/23	30,000	29,434
Public Service of Oklahoma 5.15% 12/1/19	60,000	66,557

		1,435,458

Electronic Equipment, Instruments & Components–0.03%
Thermo Fisher Scientific 4.15% 2/1/24	30,000	29,776

		29,776

Energy Equipment & Services–0.10%
Bristow Group 6.25% 10/15/22	40,000	42,378
#Drill Rigs Holdings 144A 6.50% 10/1/17	20,000	21,700
#Exterran Partners 144A 6.00% 4/1/21	10,000	9,975

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Energy Equipment & Services (continued)
#Hercules Offshore 144A 8.75% 7/15/21	10,000	$11,200
Key Energy Services 6.75% 3/1/21	25,000	25,750

		111,003

Food & Staples Retailing–0.18%
CVS Caremark 4.00% 12/5/23	105,000	104,991
Kroger 3.30% 1/15/21	65,000	64,672
Rite Aid 9.25% 3/15/20	20,000	23,050

		192,713

Food Products–0.04%
Del Monte 7.625% 2/15/19	18,000	18,743
Smithfield Foods 6.625% 8/15/22	25,000	26,625

		45,368

Gas Utilities–0.06%
AmeriGas Finance 7.00% 5/20/22	60,000	65,400

		65,400

Health Care Equipment & Supplies–0.45%
Alere 7.25% 7/1/18	5,000	5,519
Biomet
6.50% 8/1/20	15,000	15,825
6.50% 10/1/20	60,000	62,100
Boston Scientific
2.65% 10/1/18	30,000	30,238
6.00% 1/15/20	65,000	74,718
CareFusion 6.375% 8/1/19	95,000	107,642
Kinetic Concepts 10.50% 11/1/18	30,000	34,650
Zimmer Holdings
3.375% 11/30/21	70,000	67,145
4.625% 11/30/19	80,000	87,255

		485,092

Health Care Providers & Services–0.45%
Community Health Systems 8.00% 11/15/19	15,000	16,350
#Fresenius Medical Care US Finance II 144A 5.875% 1/31/22	20,000	21,200
HCA Holdings
6.25% 2/15/21	72,000	75,510
7.75% 5/15/21	70,000	76,650
Highmark
#144A 4.75% 5/15/21	40,000	37,667
#144A 6.125% 5/15/41	15,000	13,459

LVIP Delaware Foundation® Moderate Allocation Fund—21

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Laboratory Corporation of America Holdings 2.20% 8/23/17	55,000	$55,227
#LifePoint Hospitals 144A 5.50% 12/1/21	60,000	60,375
#Milacron 144A 7.75% 2/15/21	20,000	21,100
#MultiPlan 144A 9.875% 9/1/18	25,000	27,625
Tenet Healthcare
#144A 6.00% 10/1/20	73,000	76,331
8.00% 8/1/20	10,000	10,888

		492,382

Hotels, Restaurants & Leisure–0.30%
International Game Technology 5.35% 10/15/23	85,000	87,678
#Landry’s 144A 9.375% 5/1/20	45,000	49,275
Marriott International 3.375% 10/15/20	40,000	39,672
MGM Resorts International 11.375% 3/1/18	10,000	12,750
Pinnacle Entertainment 8.75% 5/15/20	10,000	11,075
#Wok Acquisition 144A 10.25% 6/30/20	10,000	10,913
Wyndham Worldwide
4.25% 3/1/22	30,000	29,329
5.625% 3/1/21	45,000	48,122
Wynn Las Vegas
#144A 4.25% 5/30/23	20,000	18,775
5.375% 3/15/22	20,000	20,300

		327,889

Household Durables–0.06%
#Allegion US Holding 144A 5.75% 10/1/21	45,000	47,025
#Spectrum Brands Escrow 144A 6.375% 11/15/20	20,000	21,400

		68,425

Independent Power Producers & Energy Traders–0.18%
AES
4.875% 5/15/23	20,000	18,800
7.375% 7/1/21	15,000	16,988
#Calpine 144A 6.00% 1/15/22	50,000	51,500
Exelon Generation 4.25% 6/15/22	90,000	86,407
NRG Energy 7.875% 5/15/21	15,000	16,688

		190,383

Insurance–0.81%
•Allstate 5.75% 8/15/53	45,000	45,422
•American International Group 8.175% 5/15/58	95,000	115,425

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Berkshire Hathaway Finance 2.90% 10/15/20	50,000	$49,660
•Chubb 6.375% 3/29/67	70,000	76,125
#Hockey Merger 144A 7.875% 10/1/21	30,000	30,975
•ING US 5.65% 5/15/53	30,000	29,183
Liberty Mutual Group
#144A 4.25% 6/15/23	80,000	77,391
#144A 4.95% 5/1/22	15,000	15,537
#144A 6.50% 5/1/42	20,000	22,024
#•144A 7.00% 3/15/37	20,000	20,700
MetLife
6.40% 12/15/36	50,000	51,625
6.817% 8/15/18	90,000	107,789
#Onex USI Aquisition 144A 7.75% 1/15/21	5,000	5,138
Prudential Financial
4.50% 11/15/20	20,000	21,488
•5.875% 9/15/42	40,000	40,850
6.00% 12/1/17	115,000	132,355
•XL Group 6.50% 12/31/49	40,000	39,550

		881,237

Internet Software & Services–0.50%
Amazon.com 2.50% 11/29/22	105,000	94,835
Baidu 3.25% 8/6/18	200,000	202,660
eBay 4.00% 7/15/42	85,000	72,269
Equinix
4.875% 4/1/20	12,000	12,000
5.375% 4/1/23	58,000	56,985
GXS Worldwide 9.75% 6/15/15	55,000	56,925
VeriSign 4.625% 5/1/23	20,000	19,200
Zayo Group 10.125% 7/1/20	25,000	28,938

		543,812

IT Services–0.31%
Fidelity National Information Services 3.50% 4/15/23	80,000	73,063
First Data 11.25% 3/31/16	11,000	11,055
#144A 11.25% 1/15/21	65,000	72,069
#144A 11.75% 8/15/21	15,000	15,900
Total System Services
2.375% 6/1/18	50,000	48,695
3.75% 6/1/23	25,000	23,154
Xerox 6.35% 5/15/18	85,000	97,239

		341,175

Machinery–0.19%
ArvinMeritor 6.75% 6/15/21	15,000	15,375
Crane
2.75% 12/15/18	25,000	24,907
4.45% 12/15/23	25,000	24,760

LVIP Delaware Foundation® Moderate Allocation Fund—22

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery (continued)
Ingersoll-Rand Global Holding
#144A 2.875% 1/15/19	35,000	$34,537
#144A 4.25% 6/15/23	110,000	107,645

		207,224

Media–1.07%
AMC Networks 4.75% 12/15/22	25,000	23,938
CC Holdings 3.849% 4/15/23	15,000	14,068
CCO Holdings 5.25% 9/30/22	15,000	14,081
#Cequel Communications Holdings I 144A 6.375% 9/15/20	40,000	41,200
Clear Channel Worldwide Holdings 7.625% 3/15/20	20,000	21,125
#Columbus International 144A 11.50% 11/20/14	100,000	108,250
#COX Communications 144A 3.25% 12/15/22	130,000	117,859
CSC Holdings 6.75% 11/15/21	30,000	32,475
DISH DBS
5.00% 3/15/23	35,000	32,813
5.875% 7/15/22	25,000	25,125
Gray Television 7.50% 10/1/20	30,000	32,025
Historic TW 6.875% 6/15/18	160,000	190,410
Interpublic Group 2.25% 11/15/17	25,000	24,670
Lamar Media 5.00% 5/1/23	25,000	23,875
#MDC Partners 144A 6.75% 4/1/20	25,000	26,281
Nielsen Finance 4.50% 10/1/20	20,000	19,550
Omnicom Group 3.625% 5/1/22	30,000	29,104
Sinclair Television Group
5.375% 4/1/21	20,000	19,800
6.125% 10/1/22	10,000	10,150
#Sirius XM Radio 144A 4.625% 5/15/23	30,000	27,225
Thomson Reuters 4.30% 11/23/23	45,000	45,284
Time Warner Cable
5.85% 5/1/17	25,000	27,288
8.25% 4/1/19	95,000	111,414
#Univision Communications 144A 5.125% 5/15/23	40,000	40,150
Viacom 5.85% 9/1/43	95,000	100,224

		1,158,384

Metals & Mining–0.46%
ArcelorMittal 10.35% 6/1/19	65,000	82,550
Barrick Gold 4.10% 5/1/23	50,000	45,280
Barrick North America Finance 5.75% 5/1/43	20,000	18,044

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Metals & Mining (continued)
#FMG Resources August 2006 144A 6.875% 4/1/22	122,000	$133,590
Freeport-McMoRan Copper & Gold 3.875% 3/15/23	20,000	18,949
Novelis 8.75% 12/15/20	30,000	33,525
Nucor 4.00% 8/1/23	30,000	29,343
Rio Tinto Finance USA 3.50% 11/2/20	65,000	66,464
Ryerson
9.00% 10/15/17	15,000	15,919
11.25% 10/15/18	5,000	5,325
Teck Resources 3.75% 2/1/23	35,000	32,686
Vale Overseas 5.625% 9/15/19	15,000	16,348

		498,023

Multi-Utilities–0.69%
Ameren Illinois 9.75% 11/15/18 .	170,000	224,842
CenterPoint Energy 5.95% 2/1/17	45,000	50,493
• Integrys Energy Group 6.11% 12/1/66	60,000	60,340
NiSource Finance 6.125% 3/1/22	110,000	122,162
• Puget Sound Energy 6.974% 6/1/67	110,000	113,254
SCANA 4.125% 2/1/22	60,000	58,367
• Wisconsin Energy 6.25% 5/15/67	120,000	123,843

		753,301

Oil, Gas & Consumable Fuels–3.01%
Chaparral Energy 7.625% 11/15/22	5,000	5,375
Chesapeake Energy
5.375% 6/15/21	5,000	5,200
5.75% 3/15/23	125,000	129,375
Continental Resources 4.50% 4/15/23	90,000	91,350
Ecopetrol 7.625% 7/23/19	47,000	55,930
El Paso Pipeline Partners Operating 6.50% 4/1/20	85,000	98,041
• Enbridge Energy Partners 8.05% 10/1/37	105,000	116,325
Energy Transfer Partners
3.60% 2/1/23	80,000	74,224
6.50% 2/1/42	10,000	10,783
9.70% 3/15/19	48,000	62,215
#Energy XXI Gulf Coast 144A 7.50% 12/15/21	45,000	47,138
• Enterprise Products Operating 7.034% 1/15/68	110,000	121,657
Forest Oil 7.25% 6/15/19	8,000	7,830

LVIP Delaware Foundation® Moderate Allocation Fund—23

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
#Gazprom 144A 3.85% 2/6/20	200,000	$194,000
#Gazprom Neft OAO Via Gaz
Capital 144A 6.00% 11/27/23	200,000	204,000
Halcon Resources 8.875% 5/15/21	25,000	25,375
Kinder Morgan Energy Partners 9.00% 2/1/19	95,000	120,830
Laredo Petroleum 7.375% 5/1/22	40,000	43,600
Linn Energy
#144A 7.00% 11/1/19	5,000	5,075
8.625% 4/15/20	15,000	16,275
MarkWest Energy Partners 5.50% 2/15/23	70,000	70,875
Midstates Petroleum 9.25% 6/1/21	45,000	47,250
Newfield Exploration 5.625% 7/1/24	40,000	40,000
Northern Oil and Gas 8.00% 6/1/20	15,000	15,788
#Oasis Petroleum 144A 6.875% 3/15/22	45,000	47,925
#Pacific Rubiales Energy 144A 7.25% 12/12/21	100,000	106,500
PDC Energy 7.75% 10/15/22	10,000	10,850
Petrobras Global Finance 3.00% 1/15/19	55,000	51,608
Petrobras International Finance 5.375% 1/27/21	46,000	45,880
Petrohawk Energy 7.25% 8/15/18	80,000	86,440
Petroleos de Venezuela 8.50% 11/2/17	25,000	20,875
Petroleos Mexicanos
3.50% 1/30/23	15,000	13,781
6.50% 6/2/41	20,000	21,000
Plains All American Pipeline 8.75% 5/1/19	95,000	121,645
Plains Exploration & Production 6.50% 11/15/20	35,000	38,670
Pride International 6.875% 8/15/20	125,000	149,876
Regency Energy Partners
4.50% 11/1/23	30,000	27,450
5.50% 4/15/23	40,000	39,200
Rosetta Resources 5.625% 5/1/21	30,000	30,075
#Samson Investment 144A 10.50% 2/15/20	25,000	27,375
SandRidge Energy 8.125% 10/15/22	135,000	143,775

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Statoil
2.90% 11/8/20	35,000	$34,825
3.70% 3/1/24	35,000	34,822
Sunoco Logistics Partners Operations 3.45% 1/15/23	70,000	64,442
Talisman Energy
3.75% 2/1/21	40,000	38,786
5.50% 5/15/42	110,000	103,969
•TransCanada PipeLines 6.35% 5/15/67	155,000	159,338
Williams Partners
4.50% 11/15/23	20,000	19,903
7.25% 2/1/17	85,000	98,086
#Woodside Finance 144A 8.75% 3/1/19	85,000	107,731
#YPF 144A 8.875% 12/19/18	20,000	20,850

		3,274,188

Paper & Forest Products–0.18%
Georgia-Pacific 8.00% 1/15/24	110,000	141,833
International Paper 6.00% 11/15/41	50,000	54,487

		196,320

Pharmaceuticals–0.19%
#Mylan 144A 3.125% 1/15/23	60,000	54,554
NBTY 9.00% 10/1/18	25,000	27,531
Par Pharmaceutical 7.375% 10/15/20	40,000	41,550
#Salix Pharmaceuticals 144A 6.00% 1/15/21	50,000	51,375
Valeant Pharmaceuticals International
#144A 5.625% 12/1/21	10,000	10,075
#144A 7.00% 10/1/20	5,000	5,413
#Valeant Pharmaceuticals International Escrow 144A 6.375% 10/15/20	15,000	15,881

		206,379

Real Estate Investment Trusts–1.08%
Alexandria Real Estate Equities 4.60% 4/1/22	80,000	80,634
American Tower Trust I
#144A 1.551% 3/15/18	20,000	19,548
#144A 3.07% 3/15/23	50,000	46,960
CBL & Associates 5.25% 12/1/23	35,000	35,020
Corporate Office Properties
3.60% 5/15/23	35,000	31,784
5.25% 2/15/24	45,000	45,796
CubeSmart 4.375% 12/15/23	15,000	14,685
DDR 4.625% 7/15/22	20,000	20,434

LVIP Delaware Foundation® Moderate Allocation Fund—24

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
DDR (continued)
4.75% 4/15/18	40,000	$43,192
7.50% 4/1/17	20,000	23,327
7.875% 9/1/20	70,000	86,593
Digital Realty Trust 5.25% 3/15/21	150,000	153,317
Duke Realty 3.625% 4/15/23	65,000	60,109
Host Hotels & Resorts
3.75% 10/15/23	60,000	55,743
4.75% 3/1/23	80,000	80,689
Liberty Property 4.40% 2/15/24	45,000	44,275
Mid-America Apartments 4.30% 10/15/23	25,000	24,354
National Retail Properties 3.80% 10/15/22	5,000	4,772
ProLogis 3.35% 2/1/21	30,000	29,179
Regency Centers
4.80% 4/15/21	50,000	52,404
5.875% 6/15/17	15,000	16,736
UDR 3.70% 10/1/20	20,000	20,136
#WEA Finance 144A 4.625% 5/10/21	70,000	73,990
Weingarten Realty Investors 3.50% 4/15/23	70,000	64,478
Weyerhaeuser 4.625% 9/15/23	40,000	40,668

		1,168,823

Road & Rail–0.04%
Norfolk Southern 3.85% 1/15/24	10,000	9,843
United Rentals North America 6.125% 6/15/23	29,000	29,580

		39,423

Semiconductors & Semiconductor Equipment–0.09%
Altera 2.50% 11/15/18	50,000	49,633
Maxim Integrated Products 2.50% 11/15/18	45,000	44,671

		94,304

Software–0.22%
#Activision Blizzard 144A 6.125% 9/15/23	65,000	67,925
#BMC Software Finance 144A 8.125% 7/15/21	170,000	175,950

		243,875

Specialty Retail–0.16%
#~Chinos Intermediate Holdings A 144APIK 7.75% 5/1/19	35,000	35,875
QVC 4.375% 3/15/23	120,000	112,401
Sally Holdings 5.75% 6/1/22	20,000	20,900

		169,176

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Textiles, Apparel & Luxury Goods–0.08%
Hanesbrands 6.375% 12/15/20	25,000	$27,438
Levi Strauss 6.875% 5/1/22	35,000	38,675
#William Carter 144A 5.25% 8/15/21	20,000	20,400

		86,513

Trading Companies & Distributors–0.07%
#Glencore Funding 144A 2.50% 1/15/19	25,000	24,236
H&E Equipment Services 7.00% 9/1/22	20,000	21,900
HD Supply 11.00% 4/15/20	10,000	11,900
#LKQ 144A 4.75% 5/15/23	15,000	13,988

		72,024

Transportation Infrastructure–0.09%
#DP World 144A 6.85% 7/2/37	100,000	98,750

		98,750

Water Utilities–0.05%
American Water Capital 3.85% 3/1/24	60,000	59,400

		59,400

Wireless Telecommunication Services–0.51%
#Crown Castle Towers 144A 4.883% 8/15/20	270,000	283,666
Sprint
#144A 7.125% 6/15/24	105,000	106,838
#144A 7.25% 9/15/21	15,000	16,163
#144A 7.875% 9/15/23	15,000	16,163
Sprint Capital 6.90% 5/1/19	25,000	27,438
T-Mobile USA
6.125% 1/15/22	70,000	71,400
6.50% 1/15/24	20,000	20,300
6.836% 4/28/23	10,000	10,413

		552,381

Total Corporate Bonds (Cost $21,164,224)		21,497,801

MUNICIPAL BONDS–0.32%
California Statewide Communities Development Authority (Kaiser Permanente) Series A 5.00% 4/1/42	15,000	14,776
Fairfax County, Virginia Series B 5.00% 4/1/24	20,000	23,660
Golden State, California Tobacco Securitization Asset-Back Senior Notes
Series A-1 5.125% 6/1/47	40,000	27,104
Series A-1 5.75% 6/1/47	40,000	29,674
New Jersey State Transportation Trust Fund
Series A 5.00% 6/15/42	5,000	5,038

LVIP Delaware Foundation® Moderate Allocation Fund—25

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
New Jersey State Transportation Trust Fund (continued)
Series AA 5.00% 6/15/44	20,000	$19,999
New York City Transitional Finance Authority (New York City Recovery) Series 13 5.00% 11/1/22	15,000	17,448
New York City Water & Sewer System Series BB 5.00% 6/15/47	15,000	15,292
New York City, New York Series I 5.00% 8/1/22	15,000	17,193
New York State Thruway Authority Series A 5.00% 5/1/19	20,000	22,969
Oregon State Taxable Pension 5.892% 6/1/27	35,000	39,973
Prince George’s County, Maryland Consolidated Public Improvement Series A 5.00% 3/1/22	10,000	11,795
State of Georgia Series D 5.00% 2/1/23	25,000	29,757
State of Maryland Local Facilities Series A 5.00% 8/1/21	20,000	23,766
State of North Carolina Series C 5.00% 5/1/22	20,000	23,721
Texas A&M University
Series D 5.00% 5/15/22	5,000	5,909
Series D 5.00% 5/15/23	5,000	5,878
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond (NTE Mobility) 6.75% 6/30/43	15,000	15,680

Total Municipal Bonds (Cost $348,481)		349,632

NON-AGENCY ASSET-BACKED SECURITIES–0.24%
Appalachian Consumer Rate Relief Funding Series 2013-1 A1 2.008% 2/1/24	100,000	98,820
#•MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	2,936	2,947
Mid-State Trust Series 11 A1 4.864% 7/15/38	12,260	13,082
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.567% 10/15/15	140,000	141,794

Total Non-Agency Asset-Backed Securities (Cost $256,916)		256,643

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.14%
fAmerican Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	15,302	15,280

	Principal		Value
	Amount°		(U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		11,494	$11,895
Series 2005-6 7A1 5.50% 7/25/20		2,091	2,136
•Chaseflex Trust Series 2006-1 A4 5.31% 6/25/36		100,000	85,569
#•GSMPS Mortgage Loan Trust 144A Series 1998-3 A 7.75% 9/19/27		10,090	10,608
•MASTR ARM Trust Series 2003-6 1A2 2.825% 12/25/33		3,212	3,196
¿Structured Asset Securities Corp Mortgage Pass-Through Ctfs Series 2004-20 2A1 5.50% 11/25/34		19,725	19,915

Total Non-Agency Collateralized Mortgage Obligations (Cost $113,957)			148,599

ΔREGIONAL BOND–0.00%
Australia–0.00%
Victoria Treasury 5.50% 12/17/24	AUD	1,000	951

Total Regional Bond (Cost $1,009)			951

«SENIOR SECURED LOANS–3.78%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20		84,800	85,401
Allegion US Holding Tranche B 3.00% 12/26/20		125,000	125,547
Aramark Tranche D 4.00% 9/30/19		60,000	60,300
Avis Budget Car Rental Tranche B 1st Lien 3.00% 3/15/19		34,738	34,759
Azure Midstream Tranche B 6.50% 10/21/18		70,000	70,175
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19		114,849	115,754
Burlington Coat Factory Warehouse Tranche B2 4.00% 2/23/17		172,052	173,736
Calpine Construction Finance Tranche B 3.00% 5/1/20		119,400	118,579
Chrysler Group Tranche B 4.25% 5/24/17		4,962	4,987
Clear Channel Communications Tranche B 3.65% 1/29/16		75,000	72,742

LVIP Delaware Foundation® Moderate Allocation Fund—26

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS (continued)
Community Health System 3.74% 1/25/17	80,000	$80,713
Davita Tranche B 4.50% 10/20/16	44,203	44,495
Delta Air Lines Tranche B 1st Lien 3.50% 4/20/17	48,872	49,239
Drillships Financing Holdings Tranche B1 6.00% 3/31/21	39,900	40,898
Emdeon 1st Lien 3.75% 11/2/18	64,055	64,315
First Data 1st Lien 4.16% 4/5/17	217,237	217,961
Gray Television 4.50% 10/11/19	11,459	11,531
HCA Tranche B4 3.00% 5/1/18	89,775	89,903
HCA Tranche B5 1st Lien 2.919% 3/31/17	97,755	97,892
Hilton Worldwide Finance Tranche B2 3.75% 10/25/20	248,000	249,846
HUB International Tranche B 1st Lien 4.75% 9/17/20	99,750	100,841
Huntsman International Tranche B 3.50% 10/11/20	195,000	195,975
Immucor Tranche B2 5.00% 8/19/18	39,353	39,648
Infor US Tranche B2 5.25% 4/5/18	155,416	156,193
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	110,553	111,658
Kik Custom Products Term Loan 1st Lien 5.50% 5/23/19	125,000	124,375
Landry’s Tranche B 4.75% 4/24/18	33,683	33,992
Level 3 Financing Tranche B 4.00% 1/15/20	60,000	60,495
Moxie Liberty Tranche B 7.50% 8/21/20	5,000	5,113
MultiPlan Tranche B 4.00% 8/18/17	20,786	20,975
Neiman Marcus Group 5.00% 10/18/20	145,000	146,825
Novelis Tranche B 3.75% 3/10/17	37,613	37,817
Nuveen Investments 1st Lien 4.00% 5/13/17	55,000	54,712
Nuveen Investments 2nd Lien 6.50% 2/28/19	190,000	186,960
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	88,825	89,152
PQ Tranche B 4.50% 8/7/17	24,750	24,979

	Principal		Value
	Amount°		(U.S. $)

«SENIOR SECURED LOANS (continued)
Remy International Tranche B 1st Lien 4.25% 3/5/20		37,881	$38,165
Samson Investment 2nd Lien 5.00% 9/25/18		70,000	70,379
Scientific Games International 4.25% 5/22/20		60,000	60,128
Sprouts Farmers 4.00% 4/12/20		53,008	53,206
Truven Health Analytics Tranche B 4.50% 5/23/19		4,938	4,965
Univision Communications Tranche C1 1st Lien 4.50% 2/22/20		110,602	111,328
Univision Communications Tranche C2 4.50% 2/6/20		54,588	54,901
USI Insurance Services Tranche B 4.25% 12/14/19		39,700	39,973
Valeant Pharmaceuticals Tranche B 4.50% 5/30/20		59,550	60,009
Wide Open West Finance 4.75% 3/27/19		228,275	229,827
Zayo Group Term Loan B 1st Lien 4.00% 7/2/19		184,082	184,485

Total Senior Secured Loans (Cost $4,064,932)			4,105,849

ΔSOVEREIGN BONDS–0.71%
Argentina–0.04%
Argentine Republic Government International Bond 8.28% 12/31/33		49,848	37,884

			37,884

Brazil–0.04%
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/17	BRL	117,000	44,483

			44,483

Gabon–0.19%
Gabonese Republic #144A 6.375% 12/12/24		200,000	201,500

			201,500

Germany–0.09%
Bundesrepublik Deutschland 1.50% 2/15/23	EUR	73,000	97,451

			97,451

Hungary–0.04%
Hungary Government International Bond 5.75% 11/22/23		40,000	40,400

			40,400

Iceland–0.09%
Republic of Iceland #144A 5.875% 5/11/22		100,000	102,167

LVIP Delaware Foundation® Moderate Allocation Fund—27

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Iceland (continued)
Republic of Iceland (continued)
			$102,167

Mexico–0.04%
Mexican Bonos
6.50% 6/10/21	MXN	249,400	19,698
6.50% 6/9/22	MXN	364,000	28,260

			47,958

Norway–0.04%
Norway Government 5.00% 5/15/15	NOK	270,000	46,660

			46,660

Panama–0.04%
Panama Government International 8.875% 9/30/27		34,000	45,560

			45,560

Poland–0.02%
Poland Government 5.75% 10/25/21	PLN	52,000	18,947

			18,947

Republic of Korea–0.05%
Korea Treasury Inflation Linked 2.75% 6/10/20	KRW	58,757,032	58,542

			58,542

Sweden–0.03%
Sweden Government
1.50% 11/13/23	SEK	150,000	21,275
4.25% 3/12/19	SEK	70,000	12,197

			33,472

Total Sovereign Bonds (Cost $790,807)			775,024

SUPRANATIONAL BANK–0.03%
•International Bank for Reconstruction & Development 2.835% 9/24/18	AUD	36,000	32,156

Total Supranational Bank (Cost $33,809)			32,156

U. S. TREASURY OBLIGATIONS–3.27%
U. S. Treasury Bonds
¥2.875% 5/15/43		495,000	401,298
3.625% 8/15/43		25,000	23,615
U.S. Treasury Notes
¥1.25% 11/30/18		960,000	939,525

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.50% 12/31/18	1,750,000	$1,730,381
2.75% 11/15/23	465,000	454,937

Total U.S. Treasury Obligations (Cost $3,604,271)		3,549,756

WARRANT–0.01%
†Kinder Morgan CW17 strike price $40.00, expiration date 5/25/17	3,090	12,545

Total Warrant (Cost $5,531)		12,545

MONEY MARKET FUND–1.77%
Dreyfus Treasury & Agency Cash Management Fund	1,925,845	1,925,845

Total Money Market Fund (Cost $1,925,845)		1,925,845

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENT–4.60%
≠Discounted Commercial Paper–4.60%
Abbey National North America 0.03% 1/2/14	5,000,000	4,999,996

Total Short-Term Investment (Cost $4,999,996)		4,999,996

LVIP Delaware Foundation® Moderate Allocation Fund—28

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

	Number of Contracts	Value (U.S. $)
OPTION PURCHASED–0.00%
Currency Call Option–0.00%
TRY Currency 3/11/14	161,500	$329

Total Option Purchased (Cost $833)		329

TOTAL VALUE OF SECURITIES–103.94% (Cost $90,769,112)	$112,916,298
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.94%)	(4,279,312)

NET ASSETS APPLICABLE TO 6,835,657 SHARES OUTSTANDING–100.00%	$108,636,986

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2013, the aggregate value of Rule 144A securities was $7,474,284, which represents 6.88% of the Fund’s net assets. See Note 9 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2013. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

@	Illiquid security. At December 31, 2013, the aggregate value of illiquid securities was $1,128,497 which represented 1.04% of the Fund’s net assets. See Note 9 in “Notes to Financial Statements.”

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $152,867, which represents 0.14% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2013.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2013.

LVIP Delaware Foundation® Moderate Allocation Fund—29

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD	(153,494)	USD	144,243	1/10/14	$(233)
BAML	EUR	(72,485)	USD	99,733	1/10/14	17
BAML	GBP	88,326	USD	(144,730)	1/10/14	1,538
BAML	NZD	88,319	USD	(72,253)	1/10/14	339
BAML	PHP	1,423,397	USD	(32,251)	1/10/14	(188)
BCLY	MXN	(361,747)	USD	27,439	1/10/14	(250)
BNP	AUD	(47,387)	USD	40,607	1/10/14	(1,677)
CITI	PLN	(28,035)	USD	9,034	1/10/14	(233)
DB	EUR	(177,937)	USD	240,889	1/10/14	(3,898)
GSC	GBP	(26,700)	USD	43,742	1/10/14	(473)
HSBC	BRL	25,817	USD	(10,946)	1/10/14	(45)
TD	JPY	(8,845,998)	USD	86,108	1/10/14	2,116
UBS	CAD	(99,754)	USD	93,812	1/10/14	(83)
UBS	MXN	419,037	USD	(32,251)	1/10/14	(176)

						$(3,246)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(6)	U.S. Treasury Long Bonds	$(780,076)	$(769,875)	3/21/14	$10,201
(16)	U.S. Treasury 5 yr Notes	(1,916,327)	(1,909,000)	4/1/14	7,327
(45)	U.S. Treasury 10 yr Notes	(5,630,052)	(5,537,109)	3/21/14	92,943

		$(8,326,455)			$110,471

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
DB	CDX.EM.20	$105,000	5.00%	12/20/18	$595

The use of foreign currency exchange contracts, futures contracts and swap contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to Financial Statements.”

LVIP Delaware Foundation® Moderate Allocation Fund—30

LVIP Delaware Foundation® Moderate Allocation Fund

Schedule of Investments (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BNP–Banque Paribas

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CITI–Citigroup Global Securities

CME–Chicago Mercantile Exchange Inc

COP–Colombian Peso

DB–Deutsche Bank

ETF–Exchange-Traded Fund

EUR–European Monetary Unit

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HSBC–Hong Kong Shanghai Bank

JPY–Japanese Yen

KRW–South Korean Won

MASTR–Mortgage Asset Securitization Transactions, Inc.

MXN–Mexican Peso

NCUA–National Credit Union Administration

NOK–Norwegian Krone

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

PHP–Philipine Peso

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

TD–Toronto Dominion Securities

TRY–Turkish Lira

UBS–Union Bank of Switzerland

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund—31

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments, at value	$105,990,457
Short-term investments, at value	6,925,841
Receivables for securities sold	6,633,560
Foreign currencies, at value	516,116
Dividends and interest receivable	391,072
Cash	114,355
Receivables for fund shares sold	33,734
Receivable from manager	22,378
Variation margin receivable on futures contracts.	12,047
Unrealized appreciation on foreign currency exchange contracts	4,010
Unrealized appreciation on credit default swaps	595

TOTAL ASSETS	120,644,165

LIABILITIES:
Payable for securities purchased	11,876,916
Due to managers and affiliates	60,144
Accrued expenses payable	29,965
Annual protection payments on credit default contracts	11,283
Foreign capital gains tax payable	10,741
Payables for fund shares redeemed	10,699
Unrealized depreciation on foreign currency exchange contracts	7,256
Interest payable on credit default swaps	175

TOTAL LIABILITIES	12,007,179

TOTAL NET ASSETS	$108,636,986

Investments, at cost	$83,843,271
Short-term investments, at cost	6,925,841
Foreign currencies, at cost	516,567
Upfront payments paid	11,282

Standard Class :
Net Assets	$103,403,037
Shares Outstanding	6,512,529
Net Asset Value	$15.878

Service Class :
Net Assets	$5,233,949
Shares Outstanding	323,128
Net Asset Value	$16.198

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$84,079,429
Distributions in excess of net investment income	(79,867)
Accumulated net realized gain on investments	2,382,983
Net unrealized appreciation of investments	22,254,441

Total net assets	$108,636,986

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund––32

LVIP Delaware Foundation® Moderate

Allocation Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Interest	$1,371,604
Dividends	1,354,103
Foreign tax withheld	(45,728)

2,679,979

EXPENSES:
Management fees	758,016
Pricing fees	67,864
Custodian fees	61,904
Professional fees	48,685
Accounting and administration expenses	37,742
Reports and statements to shareholders	30,969
Distribution fees-Service Class	9,938
Consulting fees	2,576
Trustees’ fees and expenses	2,553
Other	1,524

1,021,771
Less management fees waived	(99,522)
Less expenses reimbursed	(172,771)

Total operating expenses	749,478

NET INVESTMENT INCOME	1,930,501

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,511,998
Foreign currencies	(204,340)
Foreign currency exchange contracts	(37,199)
Futures contracts	50,452
Options written	4,753
Swap contracts	(83,577)

Net realized gain	3,242,087

Net change in unrealized appreciation (depreciation) of:
Investments	8,367,965
Foreign currencies	7,636
Foreign currency exchange contracts	1,035
Futures contracts	118,349
Swap contracts	264

Net change in unrealized appreciation (depreciation)	8,495,249

NET REALIZED AND UNREALIZED GAIN	11,737,336

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,667,837

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate

Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,930,501	$2,272,921
Net realized gain	3,242,087	1,910,562
Net change in unrealized appreciation (depreciation)	8,495,249	6,044,335

Net increase in net assets resulting from operations	13,667,837	10,227,818

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,857,744)	(2,072,210)
Service Class	(78,727)	(47,126)
Net realized gain:
Standard Class	(2,236,036)	(119,465)
Service Class	(98,052)	(2,675)

	(4,270,559)	(2,241,476)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	36,752,221	22,504,634
Service Class	2,225,298	1,553,689
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,093,780	2,191,675
Service Class	176,779	49,801

	43,248,078	26,299,799

Cost of shares redeemed:
Standard Class	(35,997,662)	(55,326,818)
Service Class	(169,893)	(106,735)

	(36,167,555)	(55,433,553)

Increase (decrease) in net assets derived from capital share transactions	7,080,523	(29,133,754)

NET INCREASE (DECREASE) IN NET ASSETS	16,477,801	(21,147,412)
NET ASSETS:
Beginning of year	92,159,185	113,306,597

End of year	$108,636,986	$92,159,185

Undistributed (Distributions in excess of) net investment income	$(79,867)	$29,984

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund––33

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Standard Class Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$14.477	$13.334	$13.650	$12.613	$11.050

Income (loss) from investment operations:
Net investment income[2]	0.295	0.303	0.320	0.334	0.363
Net realized and unrealized gain (loss)	1.746	1.199	(0.286)	1.044	1.841

Total from investment operations	2.041	1.502	0.034	1.378	2.204

Less dividends and distributions from:
Net investment income	(0.290)	(0.339)	(0.350)	(0.341)	(0.641)
Net realized gain	(0.350)	(0.020)	—	—	—

Total dividends and distributions	(0.640)	(0.359)	(0.350)	(0.341)	(0.641)

Net asset value, end of period	$15.878	$14.477	$13.334	$13.650	$12.613

Total return[3]	14.24%	11.30%	0.27%	11.00%	21.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$103,403	$89,494	$112,260	$101,545	$83,514
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.00%	1.00%	0.97%	1.00%	1.01%
Ratio of net investment income to average net assets	1.92%	2.15%	2.31%	2.58%	3.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.65%	1.88%	2.07%	2.31%	2.86%
Portfolio turnover	163%	161%	143%	148%	67% [4]

[1]

Effective June 15, 2009, the Delaware VIP Balanced Series, a series of Delaware VIP Trust (the Balanced Series) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Balanced Series.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Due to the Fund’s reorganization on June 12, 2009, portfolio turnover is representative for the period June 15, 2009 through December 31, 2009 and is not annualized.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–34

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights1 (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Service Class
			Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$14.761	$13.589	$13.905	$12.855	$11.130

Income (loss) from investment operations:
Net investment income[2]	0.262	0.274	0.289	0.312	0.332
Net realized and unrealized gain (loss)	1.777	1.221	(0.289)	1.057	1.955

Total from investment operations	2.039	1.495	—	1.369	2.287

Less dividends and distributions from:
Net investment income	(0.252)	(0.303)	(0.316)	(0.319)	(0.562)
Net realized gain	(0.350)	(0.020)	—	—	—

Total dividends and distributions	(0.602)	(0.323)	(0.316)	(0.319)	(0.562)

Net asset value, end of period	$16.198	$14.761	$13.589	$13.905	$12.855

Total return[3]	13.96%	11.03%	0.02%	10.73%	21.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,234	$2,665	$1,047	$373	$21
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.25%	1.25%	1.22%	1.25%	1.26%
Ratio of net investment income to average net assets	1.67%	1.90%	2.06%	2.33%	2.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.40%	1.63%	1.82%	2.06%	2.61%
Portfolio turnover	163%	161%	143%	148%	67% [4]

[1]

Effective June 15, 2009, the Delaware VIP Balanced Series, a series of Delaware VIP Trust (the Balanced Series) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Balanced Series.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

[4]	Due to the Fund’s reorganization on June 12, 2009, portfolio turnover is representative for the period June 15, 2009 through December 31, 2009 and is not annualized.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–35

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Moderate Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on open federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period

LVIP Delaware Foundation® Moderate Allocation Fund–36

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.10% of average daily net assets of the Fund’s advisory fee. The agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of average daily net assets for the Standard Class (and 0.98% for the Service Class). The agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of Board and LIAC.

Due to a corporate organizational restructuring, effective after the close of business on June 30, 2013, the investment subadvisory services provided by Delaware Management Company (DMC) are now provided by Delaware Investments Fund Advisers (DIFA). Both DMC and DIFA are series of the same Delaware Management Business Trust. DIFA, as the Fund’s Sub-Advisor, is responsible for the day-to-day management of the Fund’s investment portfolio. No change in the Fund’s portfolio management (personnel, objectives, strategies) occurred as a result of the corporate restructuring. LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets to the Sub-Advisor for its services.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $4,705 and $841, respectively.

LVIP Delaware Foundation® Moderate Allocation Fund–37

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$22,378
Management fees payable to LIAC	59,075
Distribution fees payable to LFD	1,069

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $36,579,041 and sales of $35,166,389 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2013, the Fund made purchases of $127,381,846 and sales of $122,135,607 of long-term U.S. government securities.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$92,024,110

Aggregate unrealized appreciation	$23,671,639
Aggregate unrealized depreciation	(2,779,451)

Net unrealized appreciation	$20,892,188

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Delaware Foundation® Moderate Allocation Fund–38

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Agency, Asset Backed & Mortgage Backed Securities	$—	$8,375,331	$$8,375,331
Common Stock	55,712,708	180,195	55,892,903
Corporate Debt	—	26,778,003	26,778,003
Foreign Debt	—	808,131	808,131
Investment Companies	11,659,634	—	11,659,634
Municipal Bonds	—	349,632	349,632
U.S. Treasury Obligations	—	3,549,756	3,549,756
Short-Term Investments	—	4,999,996	4,999,996
Preferred Stock	302,328	187,710	490,038
Warrant	12,545	—	12,545
Option Purchased	—	329	329

Total	$67,687,215	$45,229,083	$112,916,298

Foreign Currency Exchange Contracts	$—	$(3,246)	$(3,246)

Futures Contracts	$110,471	$—	$110,471

Swap Contracts	$—	$595	$595

There were no Level 3 securities at the end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period following the period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$2,222,398	$2,119,336
Long-term capital gains	2,048,161	122,140

Total	$4,270,559	$2,241,476

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$84,079,429
Undistributed ordinary income	53,702
Undistributed long-term capital gains	3,617,964
Other temporary differences	(5,519)
Unrealized appreciation	20,891,410

Net assets	$108,636,986

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, tax treatment of CDS contracts, return of capital on investments, tax character of distributions from REITs, passive foreign invesment companies (PFIC), mark-to-market of futures contracts and foreign currency contracts, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions,

LVIP Delaware Foundation® Moderate Allocation Fund—39

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

return of capital on investments, PFICs, contingent payment debt instruments, CDS contracts and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$(103,881)	$103,881

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	2,394,715	1,598,309
Service Class	142,328	107,424
Shares issued upon reinvestment of dividends and distributions:
Standard Class	263,422	153,333
Service Class	11,168	3,418

	2,811,633	1,862,484

Shares redeemed:
Standard Class	(2,327,245)	(3,989,118)
Service Class	(10,895)	(7,378)

	(2,338,140)	(3,996,496)

Net increase (decrease)	473,493	(2,134,012)

7. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. As of December 31, 2013, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
Community Health Systems	$40,000
Patheon	45,000

8. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

LVIP Delaware Foundation® Moderate Allocation Fund—40

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

Transactions in options written during the year ended December 31, 2013 for the Fund were as follows:

Call Options	Number of contracts	Premiums
Options outstanding at December 31, 2012	—	$—
Options written	10	3,486
Options terminated in closing purchase transactions	(10)	(3,486)

Options outstanding at December 31, 2013	—	$—

Put Options	Number of Contracts	Premiums
Options outstanding at December 31, 2012	—	$—
Options written	15	6,436
Options terminated in closing sales transactions	(15)	(6,436)

Options outstanding at December 31, 2013	—	$—

Swap Contracts–The Fund enters into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps-An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest

LVIP Delaware Foundation® Moderate Allocation Fund—41

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No interest rate swap contracts were outstanding at December 31, 2013.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2013, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to a central counterparty for CDS basket trades submitted on or after June 10, 2013, as determined by an applicable central counterparty. At December 31, 2013, net unrealized appreciation of CDS contracts was $595. If a credit event had occurred for all open swap transactions where collateral posting was required as of December 31, 2013, the Fund would have received $105,000 less the value of the contracts’ related reference obligations.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its positions in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward currency exchange contracts
(Foreign currency exchange contracts)	Unrealized appreciation on foreign currency exchange contracts	$4,010	Unrealized depreciation on foreign currency exchange contracts	$(7,256)
Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts*	110,471	Variation margin receivable on futures contracts*	—
Credit contracts (Swap contracts)	Unrealized appreciation on credit default swaps	595	Unrealized depreciation on credit default swaps	—

Total		$115,076		$(7,256)

LVIP Delaware Foundation® Moderate Allocation Fund—42

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(37,199)	$1,035
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(13,879)	—
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	64,331	118,349
Interest rate contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	4,753	—
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(83,577)	264

Total		$(65,571)	$119,648

*Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s valuation margin is reported on the Statement of Assets and Liabilities.

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	1,974,795	USD	2,837,883
Futures contracts (average notional value)		1,609,347		2,419,300
Options contracts (average notional value)		474		316
Interest rate swap contracts (average notional value)	COP	144,936,508	COP	—
	USD	111,429	USD	—
CDS contracts (average notional value)*	EUR	158,631	EUR	—
	USD	114,932	USD	22,619

*Asset represents buying protection and liability represents selling protection.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

LVIP Delaware Foundation® Moderate Allocation Fund—43

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

At December 31, 2013 , the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Assets
Foreign currency exchange contracts	$4,010	$(421)	$3,589
Futures contracts - variation margin	12,047	—	12,047
Credit default swaps	595	(595)	—

Total	$16,652	$(1,016)	$15,636

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[1]
Bank of America Merrill Lynch	$1,473	$—	$—	$1,473
JPMorgan	12,047	—	—	12,047
Toronto Dominion Bank	2,116	—	—	2,116

Total	$15,636	$—	$—	$15,636

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities
Foreign currency exchange contracts	$(7,256)	$1,016	$(6,240)

Total	$(7,256)	$1,016	$(6,240)

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[2]
Banque Paribas	$(1,677)	$—	$—	$(1,677)
Barclays Bank	(250)	—	—	(250)
Citigroup Global Markets	(233)	—	—	(233)
Deutsche Bank	(3,303)	—	—	(3,303)
Goldman Sachs Capital	(473)	—	—	(473)
Hong Kong Shanghai Bank	(45)	—	—	(45)
Union Bank of Switzerland	(259)	—	—	(259)

Total	$(6,240)	$—	$—	$(6,240)

1Net amount represents the net amount receivable from the counterparty in the event of default.

2Net amount represents the net amount payable due to the counterparty in the event of default.

9. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Delaware Foundation® Moderate Allocation Fund—44

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

9. Credit and Market Risk (continued)

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund—45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Moderate Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Delaware Foundation® Moderate Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Moderate Allocation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Moderate Allocation Fund—46

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
47.96%	52.04%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Delaware Investments Fund Advisors (“Delaware” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Delaware Foundation® Moderate Allocation Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

LVIP Delaware Foundation® Moderate Allocation Fund–47

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an expense limitation of 0.73% and an advisory fee waiver of 0.10% for the Fund through April 30, 2014. The Board noted that the investment management fees for the Fund, giving effect to the advisory fee waiver and expense limitation, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

LVIP Delaware Foundation® Moderate Allocation Fund–48

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Moderate Allocation funds and a custom index (Moderate composite). The Board noted that the Fund’s returns were below the median return of the Morningstar peer group and the benchmark index for the one year period, below the median return of the Morningstar peer group and above the benchmark index for the three year period and equal to the median return of the Morningstar peer group and above the benchmark index for the five year period. The Board considered LIAC’s view that the one-year underperformance was due to the Fund’s relative overweight in allocations to non-U.S. equity investments which had underperformed U.S. equities over the period reviewed. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedule was negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Delaware Foundation® Moderate Allocation Fund–49

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–50

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–51

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Moderate Allocation Fund–52

LVIP Delaware Growth and Income Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Delaware Growth and Income Fund

LVIP Delaware Growth and Income Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 33.26% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 1000® Index*, returned 33.11%.

Over the past year, domestic equities have had an impressive run, rising over 30% on average. Steadily improving economic data combined with supportive monetary policy from the Federal Reserve (Fed) were the main drivers behind the strong market performance.

The U.S. grew at a modest pace in 2013, with GDP growth in the 2-3% range. A strong improvement in the U.S. housing market, steady declines in the unemployment rate, and persistently low levels of inflation provided positive tailwinds to the economy. While earnings growth moderated somewhat during the year, corporate profitability still stands near record levels.

From October 1st through the 16th, the United States federal government entered a shutdown after Congress failed to enact legislation appropriating funds for fiscal year 2014. Regular government operations resumed on October 17th after an interim appropriations bill was signed into law. However, the shutdown did not hamper the positive momentum in the market, and leading indicators point to further economic expansion heading into 2014.

The continuation of accomodative monetary policy from the Fed also had a positive influence on equity markets during the year. In an effort to support economic growth, the Fed has maintained its key interest rate target at 0.25%. We expect interest rates to remain at this low level until the Fed sees evidence of a greater improvement in economic growth and a further reduction in the unemployment rate.

In May, Fed Chairman Ben Bernanke shocked markets by announcing that the Fed may reduce its $85-billion-per-month bond purchase program earlier than planned. Bernanke later changed course, keeping QE in place. However, in his last meeting as Fed Chairman in December, he reduced the monthly purchase program by $10 billion. We view this change as a healthy beginning to the taper, as did equity markets, which reached new peaks.

The Fund’s outperformance for the year was negatively impacted by stock selection in the technology, consumer services and consumer discretionary sectors. On the positive side, stock selection in the health care and business services sectors boosted performance. Over the period, the Fund maintained an underweight position in REITs which also contributed to performance.

At the stock level, overweight positions in Gilead Sciences (GILD), Celgene (CELG), and Towers Watson (TW) contributed nicely to performance. Conversely, positions in EMC Corporation (EMC), Apple (AAPL), and Fortinet (FTNT, not held by period end) detracted from relative performance.

The Fund ended the period with overweight positions in the health care, capital goods and transportation sectors. The Fund’s top underweight sectors were technology, consumer discretionary, and media.

We believe that many of the underlying conditions responsible for producing the robust returns in 2013 currently remain in place. These include steady economic growth, low inflation, an accomodative Fed, and improving consumer confidence.

We continue to maintain our strategy of investing in companies with strong balance sheets and cash flow, sustainable competitive advantages, and high quality management teams that we believe have the potential to deliver value to shareholders even under challenging economic conditions.

Francis X. Morris

Christopher S. Adams. CFA

Michael S. Morris, CFA

Donald G. Padilla, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Growth and Income Fund–1

LVIP Delaware Growth and Income Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Growth and Income Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,823. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $21,161. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 33.26%
Five Years	+ 16.97%
Ten Years	+ 7.08%

Service Class Shares
One Year	+ 32.80%
Five Years	+ 16.56%
Inception (5/19/04)	+ 7.26%

*

The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Growth and Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited 46 008 583 542 and its holding companies, including their subsidiaries or related companies and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Growth and Income Fund, the repayment of capital from the LVIP Delaware Growth and Income Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2014 Delaware Management Holdings, Inc.

LVIP Delaware Growth and Income Fund–2

LVIP Delaware Growth and Income Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,164.90	0.39%	$2.13
Service Class Shares	1,000.00	1,162.90	0.74%	4.03
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.24	0.39%	$1.99
Service Class Shares	1,000.00	1,021.48	0.74%	3.77

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Growth and Income Fund–3

LVIP Delaware Growth and Income Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.14%
Aerospace & Defense	5.34%
Air Freight & Logistics	1.12%
Auto Components	0.45%
Automobiles	1.04%
Beverages	2.03%
Biotechnology	4.64%
Capital Markets	3.07%
Chemicals	2.39%
Commercial Banks	1.89%
Commercial Services & Supplies	0.68%
Communications Equipment	2.25%
Computers & Peripherals	4.05%
Construction & Engineering	0.72%
Consumer Finance	1.35%
Containers & Packaging	0.53%
Diversified Financial Services	4.79%
Diversified Telecommunication Services	1.72%
Electric Utilities	1.18%
Electrical Equipment	1.09%
Energy Equipment & Services	2.52%
Food & Staples Retailing	1.55%
Food Products	1.11%
Health Care Providers & Services	2.81%
Hotels, Restaurants & Leisure	2.53%
Household Products	3.22%
Industrial Conglomerates	2.12%
Insurance	3.22%
Internet Software & Services	2.64%
IT Services	2.26%
Life Sciences Tools & Services	1.42%
Machinery	1.45%
Media	3.01%
Multiline Retail	2.92%
Multi-Utilities	1.45%
Oil, Gas & Consumable Fuels	6.50%
Paper & Forest Products	0.51%
Pharmaceuticals	6.10%
Professional Services	1.09%
Real Estate Investment Trusts	2.27%
Road & Rail	1.98%

Security Type/Sector	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	2.91%
Software	2.42%
Specialty Retail	0.80%
Money Market Fund	0.60%
Total Value of Securities	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	2.69%
JPMorgan Chase	2.50%
Chevron	2.38%
Procter & Gamble	2.29%
Pfizer	2.20%
General Electric	2.12%
Exxon Mobil	2.04%
Wells Fargo	1.89%
Gilead Sciences	1.87%
Comcast Special Class A	1.79%
Total	21.77%

LVIP Delaware Growth and Income Fund–4

LVIP Delaware Growth and Income Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.14%
Aerospace & Defense–5.34%
Honeywell International	210,300	$19,215,111
Lockheed Martin	97,400	14,479,484
Rockwell Collins	66,500	4,915,680
Triumph Group	142,500	10,839,975
United Technologies	199,800	22,737,240

		72,187,490

Air Freight & Logistics–1.12%
FedEx	105,000	15,095,850

		15,095,850

Auto Components–0.45%
Borg Warner	107,800	6,027,098

		6,027,098

Automobiles–1.04%
Ford Motor	915,200	14,121,536

		14,121,536

Beverages–2.03%
Coca-Cola	99,400	4,106,214
PepsiCo	282,000	23,389,080

		27,495,294

Biotechnology–4.64%
†Alkermes	165,150	6,714,999
†Celgene	127,200	21,491,712
†Gilead Sciences	336,100	25,257,915
†Vertex Pharmaceuticals	124,000	9,213,200

		62,677,826

Capital Markets–3.07%
Ameriprise Financial	96,200	11,067,810
BlackRock	55,100	17,437,497
State Street	176,600	12,960,674

		41,465,981

Chemicals–2.39%
duPont (E.I.) deNemours	186,300	12,103,911
Eastman Chemical	160,000	12,912,000
Huntsman	293,700	7,225,020

		32,240,931

Commercial Banks–1.89%
Wells Fargo	561,465	25,490,511

		25,490,511

Commercial Services & Supplies–0.68%
Republic Services	276,800	9,189,760

		9,189,760

Communications Equipment–2.25%
Cisco Systems	358,400	8,046,080

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
QUALCOMM	301,700	$22,401,225

		30,447,305

Computers & Peripherals–4.05%
Apple	64,850	36,387,984
EMC	731,600	18,399,740

		54,787,724

Construction & Engineering–0.72%
URS	183,600	9,728,964

		9,728,964

Consumer Finance–1.35%
Capital One Financial	238,865	18,299,448

		18,299,448

Containers & Packaging–0.53%
MeadWestvaco	194,300	7,175,499

		7,175,499

Diversified Financial Services–4.79%
Citigroup	341,900	17,816,409
IntercontinentalExchange Group	58,650	13,191,558
JPMorgan Chase	577,700	33,783,896

		64,791,863

Diversified Telecommunication Services–1.72%
AT&T	660,500	23,223,180

		23,223,180

Electric Utilities–1.18%
Edison International	123,200	5,704,160
OGE Energy	301,600	10,224,240

		15,928,400

Electrical Equipment–1.09%
Acuity Brands	31,800	3,476,376
Eaton	148,000	11,265,760

		14,742,136

Energy Equipment & Services–2.52%
National Oilwell Varco	124,800	9,925,344
Schlumberger	268,500	24,194,535

		34,119,879

Food & Staples Retailing–1.55%
CVS Caremark	292,900	20,962,853

		20,962,853

Food Products–1.11%
General Mills	299,400	14,943,054

		14,943,054

Health Care Providers & Services–2.81%
†Express Scripts Holding	256,600	18,023,584

LVIP Delaware Growth and Income Fund–5

LVIP Delaware Growth and Income Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
UnitedHealth Group	265,300	$19,977,090

		38,000,674

Hotels, Restaurants & Leisure–2.53%
McDonald’s	198,400	19,250,752
Starbucks	190,500	14,933,295

		34,184,047

Household Products–3.22%
Kimberly-Clark	120,700	12,608,322
Procter & Gamble	379,500	30,895,095

		43,503,417

Industrial Conglomerates–2.12%
General Electric	1,024,300	28,711,129

		28,711,129

Insurance–3.22%
AFLAC	263,200	17,581,760
Prudential Financial	102,300	9,434,106
Travelers	182,400	16,514,496

		43,530,362

Internet Software & Services–2.64%
†Facebook Class A	217,300	11,877,618
†Google Class A	21,200	23,759,052

		35,636,670

IT Services–2.26%
Accenture Class A	200,300	16,468,666
International Business Machines	74,900	14,048,993

		30,517,659

Life Sciences Tools & Services–1.42%
Thermo Fisher Scientific	171,900	19,141,065

		19,141,065

Machinery–1.45%
Caterpillar	54,600	4,958,226
Cummins	59,700	8,415,909
Deere	68,400	6,246,972

		19,621,107

Media–3.01%
Cinemark Holdings	106,200	3,539,646
Comcast Special Class A	486,100	24,246,668
Regal Entertainment Group Class A	313,148	6,090,729
Viacom Class B	77,248	6,746,840

		40,623,883

Multiline Retail–2.92%
Macy’s	310,800	16,596,720
Nordstrom	215,600	13,324,080

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail (continued)
Target	151,000	$9,553,770

		39,474,570

Multi-Utilities–1.45%
MDU Resources Group	336,000	10,264,800
Sempra Energy	104,500	9,379,920

		19,644,720

Oil, Gas & Consumable Fuels–6.50%
Chevron	257,400	32,151,834
EOG Resources	79,000	13,259,360
Exxon Mobil	272,800	27,607,360
Marathon Oil	285,100	10,064,030
Occidental Petroleum	50,800	4,831,080

		87,913,664

Paper & Forest Products–0.51%
International Paper	142,000	6,962,260

		6,962,260

Pharmaceuticals–6.10%
AbbVie	368,300	19,449,923
Johnson & Johnson	44,300	4,057,437
Merck	417,300	20,885,865
Pfizer	969,242	29,687,882
Zoetis	256,592	8,387,992

		82,469,099

Professional Services–1.09%
Nielsen Holdings	195,000	8,948,550
Towers Watson Class A	45,102	5,755,466

		14,704,016

Real Estate Investment Trusts–2.27%
American Tower	138,500	11,055,070
Host Hotels & Resorts	641,564	12,472,004
National Retail Properties	237,300	7,197,309

		30,724,383

Road & Rail–1.98%
Hunt (J.B.) Transport Services	94,200	7,281,660
Union Pacific	116,000	19,488,000

		26,769,660

Semiconductors & Semiconductor Equipment–2.91%
Avago Technologies	254,300	13,449,927
Intel	606,300	15,739,548
Texas Instruments	231,000	10,143,210

		39,332,685

Software–2.42%
Microsoft	617,400	23,109,282
†salesforce.com	173,100	9,553,389

		32,662,671

LVIP Delaware Growth and Income Fund–6

LVIP Delaware Growth and Income Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–0.80%
DSW Class A	253,924	$10,850,174

		10,850,174

Total Common Stock (Cost $719,001,754)		1,340,120,497

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.60%
Dreyfus Treasury & Agency Cash Management Fund	8,083,169	$8,083,169

Total Money Market Fund (Cost $8,083,169)		8,083,169

TOTAL VALUE OF SECURITIES–99.74% (Cost $727,084,923)	1,348,203,666
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.26%	3,518,358

NET ASSETS APPLICABLE TO 32,048,408 SHARES OUTSTANDING–100.00%	$1,351,722,024

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND STANDARD CLASS ($1,266,909,449 / 30,034,185 Shares)	$42.182
NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND SERVICE CLASS ($84,812,575 / 2,014,223 Shares)	$42.107

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$666,043,005
Undistributed net investment income	348,084
Accumulated net realized gain on investments	64,212,192
Net unrealized appreciation of investments	621,118,743

Total net assets	$1,351,722,024

†	Non-income producing for the period.
«	Of this amount, $737,723 represents payable for fund shares redeemed as of December 31, 2013.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–7

LVIP Delaware Growth and Income Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$27,064,704
Foreign tax withheld	(11,700)

27,053,004

EXPENSES:
Management fees	4,330,777
Accounting and administration expenses	468,651
Distribution fees-Service Class	267,915
Reports and statements to shareholders	138,279
Professional fees	50,406
Trustees’ fees and expenses	31,630
Custodian fees	13,937
Consulting fees	9,063
Pricing fees	1,471
Other	23,231

Total operating expenses	5,335,360

NET INVESTMENT INCOME	21,717,644

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	74,117,814
Net change in unrealized appreciation (depreciation) of investments	261,956,315

NET REALIZED AND UNREALIZED GAIN	336,074,129

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$357,791,773

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$21,717,644	$19,557,979
Net realized gain	74,117,814	37,899,350
Net change in unrealized appreciation (depreciation)	261,956,315	102,660,825

Net increase in net assets resulting from operations	357,791,773	160,118,154

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(20,294,562)	(11,601,502)
Service Class	(1,098,642)	(514,521)
Net realized gain:
Standard Class	(31,929,303)	(982,272)
Service Class	(2,092,529)	(63,054)

	(55,415,036)	(13,161,349)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,615,776	79,129,983
Service Class	10,028,007	14,503,095
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	52,223,865	12,583,774
Service Class	3,191,171	577,575

	77,058,819	106,794,427

Cost of shares redeemed:
Standard Class	(148,618,811)	(140,939,572)
Service Class	(14,855,069)	(22,260,274)

	(163,473,880)	(163,199,846)

Decrease in net assets derived from capital share transactions	(86,415,061)	(56,405,419)

NET INCREASE IN NET ASSETS	215,961,676	90,551,386
NET ASSETS:
Beginning of year	1,135,760,348	1,045,208,962

End of period	$1,351,722,024	$1,135,760,348

Undistributed net investment income	$348,084	$7,441,956

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–8

LVIP Delaware Growth and Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Standard Class Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$33.037	$28.992	$28.962	$25.884	$20.972

Income (loss) from investment operations:
Net investment income[1]	0.671	0.563	0.428	0.335	0.328
Net realized and unrealized gain (loss)	10.231	3.872	(0.081)	3.005	4.842

Total from investment operations	10.902	4.435	0.347	3.340	5.170

Less dividends and distributions from:
Net investment income	(0.688)	(0.360)	(0.317)	(0.262)	(0.258)
Net realized gain	(1.069)	(0.030)	—	—	—

Total dividends and distributions	(1.757)	(0.390)	(0.317)	(0.262)	(0.258)

Net asset value, end of period	$42.182	$33.037	$28.992	$28.962	$25.884

Total return[2]	33.26%	15.32%	1.20%	12.93%	24.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,266,909	$1,067,651	$979,176	$1,101,287	$1,151,408
Ratio of expenses to average net assets	0.40%	0.41%	0.42%	0.42%	0.43%
Ratio of net investment income to average net assets	1.75%	1.75%	1.45%	1.27%	1.48%
Portfolio turnover	12%	22%	36%	32%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–9

LVIP Delaware Growth and Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Service Class Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$32.994	$28.957	$28.928	$25.860	$20.963

Income (loss) from investment operations:
Net investment income[1]	0.536	0.449	0.323	0.243	0.251
Net realized and unrealized gain (loss)	10.199	3.867	(0.079)	2.995	4.826

Total from investment operations	10.735	4.316	0.244	3.238	5.077

Less dividends and distributions from:
Net investment income	(0.553)	(0.249)	(0.215)	(0.170)	(0.180)
Net realized gain	(1.069)	(0.030)	—	—	—

Total dividends and distributions	(1.622)	(0.279)	(0.215)	(0.170)	(0.180)

Net asset value, end of period	$42.107	$32.994	$28.957	$28.928	$25.860

Total return[2]	32.80%	14.92%	0.84%	12.54%	24.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$84,813	$68,109	$66,033	$66,898	$58,964
Ratio of expenses to average net assets	0.75%	0.76%	0.77%	0.77%	0.78%
Ratio of net investment income to average net assets	1.40%	1.40%	1.10%	0.92%	1.13%
Portfolio turnover	12%	22%	36%	32%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–10

LVIP Delaware Growth and Income Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Growth and Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Delaware Growth and Income Fund–11

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next 200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Due to a corporate organizational restructuring, effective after the close of business on June 30, 2013, the investment subadvisory services provided by Delaware Management Company (DMC) are now provided by Delaware Investments Fund Advisers (DIFA). Both DMC and DIFA are series of the same Delaware Management Business Trust. DIFA, as the Fund’s Sub-Advisor, is responsible for the day-to-day management of the Fund’s investment portfolio. No change in the Fund’s portfolio management (personnel, objectives, strategies) occurred as a result of the corporate restructuring. LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets to the Sub-Advisor for its services.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $58,512 and $10,439, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$385,036
Distribution fees payable to LFD	24,671

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $144,476,678 and sales of $264,582,935 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$733,405,164

Aggregate unrealized appreciation	$621,255,230
Aggregate unrealized depreciation	(6,456,728)

Net unrealized appreciation	$614,798,502

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

LVIP Delaware Growth and Income Fund–12

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Common Stock	$1,340,120,497
Money Market Fund	8,083,169

Total	$1,348,203,666

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$24,568,880	$12,116,023
Long-term capital gain	30,846,156	1,045,326

Total	$55,415,036	$13,161,349

In addition, the Fund declared an ordinary consent dividend of $13,495,793 for the year ended December 31, 2012. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$666,043,005
Undistributed ordinary income	680,300
Undistributed long-term capital gains	70,679,353
Qualified late year losses deferred	(479,136)
Unrealized appreciation	614,798,502

Net assets	$1,351,722,024

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, return of capital on investments, and tax character of distributions from real estate investment trusts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2013 through December 31, 2013, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(7,418,312)	$(6,077,481)	$13,495,793

LVIP Delaware Growth and Income Fund–13

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	303,651	2,533,050
Service Class	260,501	465,307
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,285,209	386,268
Service Class	78,956	17,737

	1,928,317	3,402,362

Shares redeemed:
Standard Class	(3,871,645)	(4,376,556)
Service Class	(389,529)	(699,104)

	(4,261,174)	(5,075,660)

Net decrease	(2,332,857)	(1,673,298)

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Growth and Income Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Growth and Income Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Growth and Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Growth and Income Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Delaware Growth and Income Fund–15

LVIP Delaware Growth and Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
55.66%	44.34%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the reclassification of the investment objective of the Fund as non-fundamental. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D.			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2. The approval of the reclassification of the Fund’s investment objective as non-fundamental:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP Delaware Growth and Income Fund	32,622,583.504	98.149%	78.065%	8.853%	11.231%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisers Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Delaware Investments Fund Advisors (“Delaware” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Delaware Growth and Income Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent

LVIP Delaware Growth and Income Fund–16

LVIP Delaware Growth and Income Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees for the Fund were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment

LVIP Delaware Growth and Income Fund–17

LVIP Delaware Growth and Income Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Blend funds and the Russell 1000 TR USD Index. The Board noted that the Fund’s return was above the median return of its Morningstar peer group and the benchmark index for the one year period and above the median return of the Morningstar peer group and below the benchmark index for the three and five year periods. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedule was negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Delaware Growth and Income Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011 - 2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Delaware Growth and Income Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Growth and Income Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Growth and Income Fund–21

LVIP Delaware Social Awareness Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Delaware Social Awareness Fund

LVIP Delaware Social Awareness Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 35.69% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 1000® Index*, returned 33.11%.

Over the past year, domestic equities have had an impressive run, rising over 30% on average. Steadily improving economic data combined with supportive monetary policy from the Federal Reserve (Fed) were the main drivers behind the strong market performance.

The U.S. grew at a modest pace in 2013, with GDP growth in the 2-3% range. A strong improvement in the U.S. housing market, steady declines in the unemployment rate, and persistently low levels of inflation provided positive tailwinds to the economy. While earnings growth moderated somewhat during the year, corporate profitability still stands near record levels.

From October 1st through 16th, the United States federal government entered a shutdown after Congress failed to enact legislation appropriating funds for fiscal 2014. Regular government operations resumed on October 17th after an interim appropriations bill was signed into law. However, the shutdown did not hamper the positive momentum in the market, and leading indicators point to further economic expansion heading into 2014.

The continuation of accommodative monetary policy from the Fed also had a positive influence on equity markets during the year. In an effort to support economic growth, the Fed has maintained its key interest rate target at 0.25%. We expect interest rates to remain at this low level until the Fed sees evidence of a greater improvement in economic growth and a further reduction in the unemployment rate.

In May, Fed Chairman Ben Bernanke shocked markets by announcing that the Fed may reduce its $85-billion-per-month bond purchase program earlier than planned. Bernanke later changed course, keeping QE in place. However, in his last meeting as Fed Chairman in December, he reduced the monthly purchase program by $10 billion. We view this change as a healthy beginning to the taper, as did equity markets, which reached new peaks.

The Fund’s outperformance for the year was negatively impacted by stock selection in the technology, capital goods, and credit cyclicals sectors. On the positive side, stock selection in the health care, finance and consumer staples sectors boosted performance.

At the stock level, overweight positions in Gilead Sciences (GILD), Celgene (CELG), and Towers Watson (TW) contributed nicely to performance. Conversely, positions in EMC Corporation (EMC), Fortinet (FTNT, not held by period end), and Deere (DE) detracted from relative performance.

The Fund ended the period with overweight positions in the health care, media, and transportation sectors. The Fund’s top underweight sectors were capital goods, energy, and utilities.

We believe that many of the underlying conditions responsible for producing the robust returns in 2013 currently remain in place. These include steady economic growth, low inflation, an accommodative Fed, and improving consumer confidence.

We continue to maintain our strategy of investing in companies with strong balance sheets and cash flow, sustainable competitive advantages, and high quality management teams that we believe have the potential to deliver value to shareholders even under challenging economic conditions.

Francis X. Morris

Christopher S. Adams, CFA

Michael S. Morris, CFA

Donald G. Padilla, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,865. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $21,161. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund

2013 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+	35.69%

Five Years	+	17.95%

Ten Years	+	8.14%

Service Class Shares

One Year	+	35.21%

Five Years	+	17.54%

Inception (5/15/03)	+	7.80%

*

The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Social Awareness Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and the loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Social Awareness Fund, the repayment of capital from the LVIP Delaware Social Awareness Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c)	2014 Delaware Management Holdings, Inc.

LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,168.10	0.44%	$2.40
Service Class Shares	1,000.00	1,166.10	0.79%	4.31
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.99	0.44%	$2.24
Service Class Shares	1,000.00	1,021.22	0.79%	4.02

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.84%
Aerospace & Defense	1.07%
Air Freight & Logistics	2.17%
Auto Components	0.96%
Automobiles	1.36%
Beverages	1.76%
Biotechnology	5.27%
Capital Markets	4.33%
Chemicals	1.98%
Commercial Banks	2.21%
Communications Equipment	3.00%
Computers & Peripherals	2.00%
Consumer Finance	1.57%
Containers & Packaging	0.71%
Diversified Financial Services	3.03%
Diversified Telecommunication Services	1.87%
Electric Utilities	1.02%
Electrical Equipment	1.82%
Energy Equipment & Services	1.63%
Food & Staples Retailing	2.16%
Food Products	2.06%
Health Care Equipment & Supplies	2.20%
Health Care Providers & Services	4.51%
Hotels, Restaurants & Leisure	2.30%
Insurance	4.97%
Internet Software & Services	2.82%
IT Services	3.23%
Life Sciences Tools & Services	1.49%
Machinery	2.80%
Media	6.04%
Multiline Retail	4.04%
Oil, Gas & Consumable Fuels	4.75%
Paper & Forest Products	1.00%
Pharmaceuticals	4.32%
Professional Services	0.79%
Real Estate Investment Trusts	1.90%
Road & Rail	0.52%
Semiconductors & Semiconductor Equipment	4.38%
Software	2.70%
Specialty Retail	1.10%
Money Market Fund	2.15%
Total Value of Securities	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Comcast Class A	3.19%
UnitedHealth Group	2.71%
Macy’s	2.44%
Gilead Sciences	2.42%
Starbucks	2.31%
Allergan	2.28%
QUALCOMM	2.26%
Wells Fargo	2.21%
FedEx	2.17%
CVS Caremark	2.16%
Total	24.15%

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.84%
Aerospace & Defense–1.07%
Rockwell Collins	108,100	$7,990,752

		7,990,752

Air Freight & Logistics–2.17%
FedEx	113,000	16,246,010

		16,246,010

Auto Components–0.96%
Borg Warner	128,400	7,178,844

		7,178,844

Automobiles–1.36%
Ford Motor	662,600	10,223,918

		10,223,918

Beverages–1.76%
PepsiCo	158,800	13,170,872

		13,170,872

Biotechnology–5.27%
†Celgene	90,000	15,206,400
†Gilead Sciences	241,600	18,156,240
†Vertex Pharmaceuticals	82,200	6,107,460

		39,470,100

Capital Markets–4.33%
Ameriprise Financial	70,600	8,122,530
BlackRock	43,500	13,766,445
State Street	143,900	10,560,821

		32,449,796

Chemicals–1.98%
Eastman Chemical	99,700	8,045,790
Huntsman	275,400	6,774,840

		14,820,630

Commercial Banks–2.21%
Wells Fargo	365,000	16,571,000

		16,571,000

Communications Equipment–3.00%
Cisco Systems	249,000	5,590,050
QUALCOMM	227,700	16,906,725

		22,496,775

Computers & Peripherals–2.00%
EMC	595,200	14,969,280

		14,969,280

Consumer Finance–1.57%
Capital One Financial	153,450	11,755,805

		11,755,805

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging–0.71%
MeadWestvaco	144,500	$5,336,385

		5,336,385

Diversified Financial Services–3.03%
Citigroup	255,600	13,319,316
IntercontinentalExchange Group	41,550	9,345,426

		22,664,742

Diversified Telecommunication Services–1.87%
AT&T	397,700	13,983,132

		13,983,132

Electric Utilities–1.02%
OGE Energy	225,600	7,647,840

		7,647,840

Electrical Equipment–1.82%
Acuity Brands	35,900	3,924,588
Roper Industries	69,800	9,679,864

		13,604,452

Energy Equipment & Services–1.63%
Baker Hughes	93,500	5,166,810
National Oilwell Varco	88,800	7,062,264

		12,229,074

Food & Staples Retailing–2.16%
CVS Caremark	226,300	16,196,291

		16,196,291

Food Products–2.06%
General Mills	308,800	15,412,208

		15,412,208

Health Care Equipment & Supplies–2.20%
Abbott Laboratories	195,800	7,505,013
Baxter International	129,000	8,971,950

		16,476,963

Health Care Providers & Services–4.51%
†Express Scripts Holding	192,300	13,507,152
UnitedHealth Group	269,000	20,255,700

		33,762,852

Hotels, Restaurants & Leisure–2.30%
Starbucks	220,200	17,261,478

		17,261,478

Insurance–4.97%
AFLAC	182,700	12,204,360
Prudential Financial	148,600	13,703,892
Travelers	125,000	11,317,500

		37,225,752

Internet Software & Services–2.82%
†Facebook Class A	157,100	8,587,086

LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†Google Class A	11,200	$12,551,952

		21,139,038

IT Services–3.23%
Accenture Class A	167,300	13,755,406
International Business Machines	55,700	10,447,649

		24,203,055

Life Sciences Tools & Services–1.49%
Thermo Fisher Scientific	100,100	11,146,135

		11,146,135

Machinery–2.80%
Cummins	33,000	4,652,010
Deere	128,200	11,708,506
Lincoln Electric Holdings	64,600	4,608,564

		20,969,080

Media–6.04%
Comcast Class A	459,900	23,898,700
Nielsen Holdings	159,100	7,301,099
Regal Entertainment Group Class A	209,800	4,080,610
Viacom Class B	113,760	9,935,798

		45,216,207

Multiline Retail–4.04%
Macy’s	342,100	18,268,140
Nordstrom	193,900	11,983,020

		30,251,160

Oil, Gas & Consumable Fuels–4.75%
†Antero Resources	33,000	2,093,520
EOG Resources	96,200	16,146,208
EQT	47,500	4,264,550
Marathon Oil	369,200	13,032,760

		35,537,038

Paper & Forest Products–1.00%
International Paper	152,200	7,462,366

		7,462,366

Pharmaceuticals–4.32%
AbbVie	288,400	15,230,404

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
Allergan	153,900	$17,095,212

		32,325,616

Professional Services–0.79%
Towers Watson Class A	46,094	5,882,055

		5,882,055

Real Estate Investment Trusts–1.90%
American Tower	114,100	9,107,462
National Retail Properties	170,100	5,159,133

		14,266,595

Road & Rail–0.52%
Hunt (J.B.) Transport Services	50,100	3,872,730

		3,872,730

Semiconductors & Semiconductor Equipment–4.38%
Avago Technologies	154,900	8,192,661
Intel	353,200	9,169,072
Maxim Integrated Products	244,400	6,821,204
Texas Instruments	196,700	8,637,097

		32,820,034

Software–2.70%
Microsoft	330,300	12,363,129
†salesforce.com	141,900	7,831,461

		20,194,590

Specialty Retail–1.10%
DSW Class A	193,490	8,267,828

		8,267,828

Total Common Stock (Cost $391,684,572)		732,698,478

MONEY MARKET FUND–2.15%
Dreyfus Treasury & Agency Cash Management Fund	16,117,418	16,117,418

Total Money Market Fund (Cost $16,117,418)		16,117,418

TOTAL VALUE OF SECURITIES–99.99% (Cost $407,801,990)	748,815,896
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	91,618

NET ASSETS APPLICABLE TO 17,485,682 SHARES OUTSTANDING–100.00%	$748,907,514

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($666,760,153 / 15,563,656 Shares)	$42.841

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($82,147,361 / 1,922,026 Shares)	$42.740

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$374,949,658
Undistributed net investment income	107,488
Accumulated net realized gain on investments	32,836,462
Net unrealized appreciation of investments	341,013,906

Total net assets	$748,907,514

†	Non-income producing for the period.

«	Of this amount, $139,069 represents payable for fund shares redeemed as of December 31, 2013.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$11,803,826
Interest	4,986
Foreign tax withheld	(9,546)

11,799,266

EXPENSES:
Management fees	2,611,388
Accounting and administration expenses	254,784
Distribution fees-Service Class	249,989
Reports and statements to shareholders	91,357
Professional fees	36,829
Trustees’ fees and expenses	17,010
Custodian fees	7,481
Consulting fees	5,873
Pricing fees	1,165
Other	50,875

Total operating expenses	3,326,751

NET INVESTMENT INCOME	8,472,515

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	37,155,957
Net change in unrealized appreciation (depreciation) of investments	160,492,482

NET REALIZED AND UNREALIZED GAIN	197,648,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$206,120,954

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,472,515	$7,895,886
Net realized gain	37,155,957	16,097,192
Net change in unrealized appreciation (depreciation)	160,492,482	63,697,286

Net increase in net assets resulting from operations	206,120,954	87,690,364

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(7,644,312)	(4,180,279)
Service Class	(691,868)	(243,041)
Net realized gain:
Standard Class	(11,735,833)	(38,501,098)
Service Class	(1,434,602)	(4,192,908)

	(21,506,615)	(47,117,326)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,366,624	4,289,766
Service Class	16,816,337	6,909,143
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	19,380,145	42,681,377
Service Class	2,126,470	4,435,949

	47,689,576	58,316,235

Cost of shares redeemed:
Standard Class	(73,622,741)	(79,296,093)
Service Class	(15,999,912)	(11,893,135)

	(89,622,653)	(91,189,228)

Decrease in net assets derived from capital share transactions	(41,933,077)	(32,872,993)

NET INCREASE IN NET ASSETS	142,681,262	7,700,045
NET ASSETS:
Beginning of year	606,226,252	598,526,207

End of year	$748,907,514	$606,226,252

Undistributed net investment income	$107,488	$3,472,566

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$32.535	$30.528	$30.573	$27.563	$22.408

Income (loss) from investment operations:
Net investment income[1]	0.490	0.429	0.352	0.222	0.212
Net realized and unrealized gain (loss)	11.070	4.186	(0.154)	2.962	6.405

Total from investment operations	11.560	4.615	0.198	3.184	6.617

Less dividends and distributions from:
Net investment income	(0.498)	(0.246)	(0.243)	(0.174)	(0.170)
Net realized gain	(0.756)	(2.362)	—	—	(1.292)

Total dividends and distributions	(1.254)	(2.608)	(0.243)	(0.174)	(1.462)

Net asset value, end of period	$42.841	$32.535	$30.528	$30.573	$27.563

Total return[2]	35.69%	15.28%	0.64%	11.57%	30.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$666,760	$546,051	$541,611	$616,404	$631,412
Ratio of expenses to average net assets	0.45%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.27%	1.31%	1.12%	0.79%	0.89%
Portfolio turnover	15%	22%	41%	28%	33%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$32.475	$30.478	$30.523	$27.525	$22.389

Income (loss) from investment operations:
Net investment income[1]	0.355	0.313	0.241	0.124	0.128
Net realized and unrealized gain (loss)	11.030	4.178	(0.151)	2.951	6.387

Total from investment operations	11.385	4.491	0.090	3.075	6.515

Less dividends and distributions from:
Net investment income	(0.364)	(0.132)	(0.135)	(0.077)	(0.087)
Net realized gain	(0.756)	(2.362)	—	—	(1.292)

Total dividends and distributions	(1.120)	(2.494)	(0.135)	(0.077)	(1.379)

Net asset value, end of period	$42.740	$32.475	$30.478	$30.523	$27.525

Total return[2]	35.21%	14.88%	0.29%	11.18%	29.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82,148	$60,175	$56,915	$61,305	$60,422
Ratio of expenses to average net assets	0.80%	0.82%	0.82%	0.82%	0.83%
Ratio of net investment income to average net assets	0.92%	0.96%	0.77%	0.44%	0.54%
Portfolio turnover	15%	22%	41%	28%	33%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of the fund shares over a period of three years or longer).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Due to a corporate organizational restructuring, effective after the close of business on June 30, 2013, the investment subadvisory services provided by Delaware Management Company (DMC) are now provided by Delaware Investments Fund Advisers (DIFA). Both DMC and DIFA are series of the same Delaware Management Business Trust. DIFA, as the Fund’s Sub-Advisor, is responsible for the day-to-day management of the Fund’s investment portfolio. No change in the Fund’s portfolio management (personnel, objectives, strategies) occurred as a result of the corporate restructuring. LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets to the Sub-Advisor for its services.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $31,734 and $5,665, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$233,940
Distribution fees payable to LFD	23,827

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $97,591,696 and sales of $153,315,358 of investment securities other short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$409,285,524

Aggregate unrealized appreciation	$341,661,734
Aggregate unrealized depreciation	(2,131,362)

Net unrealized appreciation	$339,530,372

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.”

LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Common Stock	$732,698,478
Money Market Fund	16,117,418

Total	$748,815,896

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$11,187,296	$4,423,320
Long-term capital gains	10,319,319	42,694,006

Total	$21,506,615	$47,117,326

In addition, the Fund declared an ordinary income consent dividend of $3,472,566 for the year ended December 31, 2012. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$374,949,658
Undistributed ordinary income	122,615
Undistributed long-term capital gains	34,304,869
Unrealized appreciation	339,530,372

Net assets	$748,907,514

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and and tax character of distributions from Real Estate Investment Trusts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of return of capital on investments and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(3,501,413)	$28,847	$3,472,566

LVIP Delaware Social Awareness Fund–13

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	241,145	130,086
Service Class	433,282	211,011
Shares issued upon reinvestment of dividends and distributions:
Standard Class	467,498	1,327,919
Service Class	51,637	138,514

	1,193,562	1,807,530

Shares redeemed:
Standard Class	(1,928,262)	(2,415,899)
Service Class	(415,891)	(363,953)

	(2,344,153)	(2,779,852)

Net decrease	(1,150,591)	(972,322)

7. Market Risk

The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Social Awareness Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Social Awareness Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Social Awareness Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Delaware Social Awareness Fund–15

LVIP Delaware Social Awareness Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
47.98%	52.02%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the reclassification of the investment objective of the Fund as non-fundamental. Shareholders of record on June 13, 2013 were entitled to vote on the proposals. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D.			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2.	The approval of the reclassification of the fund’s investment objective as non-fundamental:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP Delaware Social Awareness Fund	17,744,340.839	98.286%	73.953%	12.725%	11.608%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Delaware Investments Fund Advisers (“Delaware” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Delaware Social Awareness Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent

LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees for the Fund were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment

LVIP Delaware Social Awareness Fund–17

LVIP Delaware Social Awareness Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Blend funds and the Russell 1000 TR USD Index. The Board noted that the Fund’s return was above the median return of the Morningstar peer group and the benchmark index for the one year period and above the median return of the Morningstar peer group and below the benchmark index for the three and five year periods. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedule was negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011 - 2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus)

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Delaware Social Awareness Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Social Awareness Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011

Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.

				N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund–21

LVIP Delaware Special Opportunities Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Delaware Special Opportunities Fund

LVIP Delaware Special Opportunities Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 33.78% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell MidCap® Value Index1, returned 33.46%.

The potent brew of solid earnings, a “Goldilocks” economy (characterized by declining unemployment rate, increasing stock prices, low interest rates, steady growth in gross domestic product, and low inflation) and a generous Federal Reserve propelled most U.S. stocks to double-digit gains, and many indices achieved a series of record nominal highs in 2013. More than four years into a considerably distinct cyclical bull market cycle, this year was relatively favorable for risk assets despite periodic outbreaks of serious monetary, fiscal, and political uncertainty.

The only significant pullback in stock prices occurred in late spring and early summer 2013, when Fed Chairman Ben Bernanke began to discuss the tapering of quantitative easing. A rally in the markets resumed after mid-September when the Fed pleased the financial markets by declining to taper their monthly bond-buying program. President Obama’s nomination of Janet Yellen to succeed Ben Bernanke as Fed chair in January 2014 further bolstered the bullish mood, given that Yellen is widely viewed as relatively “dovish” on monetary policy concerning employment and inflation, and is likely to continue the accommodative monetary policies of the Federal Reserve.

For the year, the value benchmarks underperformed their growth counterparts. Small-cap value slightly outperformed both mid and large cap value, with the larger cap Russell 1000® Value Index2 appreciating 32.53% for the year and the smaller-cap Russell 2000® Value Index3 gaining 34.52% for the year. All of the sectors in the Index posted positive returns for the year. The transportation, business services, and health care sectors gained the most, all of which had returns in excess of 50%. Conversely, basic industries lagged as did real estate investment trusts (REITs) and utilities likely due to a combination of stretched valuations and rising bond yields.

From an attribution standpoint, our underweight allocation to REITs led that sector to be the strongest contributor to excess returns for the year. Stock selection in consumer cyclical, health care, and basic industry contributed to relative outperformance while stock selection from energy, technology, and consumer services sectors detracted from performance. Absolute returns for the Index in each of these sectors were up in the 30-50% range and our higher quality equities were unable to keep pace with this strong performance in this environment.

At the end of the year, the Fund remained positioned much as it has been in recent years. Specifically, we continue to focus on higher-quality companies that have strong free cash flow and the ability to return money to investors through share repurchases or dividends. The Fund also retained its pro-cyclical bias, an area that includes basic industry, capital spending, and consumer services. Meanwhile, we continue to be underweight defensive sectors such as REITs and utilities, as well as to companies that carry above-average amounts of leverage, regardless of their industry or sector. Looking into 2014, we believe that the U.S. economy will continue to grow at a moderate pace as an improving labor market, accommodative Federal Reserve policy, and improving consumer confidence contribute to a better economic environment.

Christopher S. Beck, CFA

Steven G. Catricks, CFA

Kent P. Madden, CFA

Kelley A. McKee, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Special Opportunities Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $26,921. For comparison, look at how the Russell MidCap® Value Index did over the same period. The same $10,000 investment would have increased to $26,545. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund

2013 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+33.78%
Five Years	+19.96%
Ten Years	+10.41%

Service Class Shares
One Year	+33.32%
Five Years	+19.54%
Inception (5/19/04)	+10.63%

1 The Russell MidCap® Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

2 The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

3 The Russell 2000® Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Special Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantee the performance of the LVIP Delaware Special Opportunities Fund, the repayment of capital from the LVIP Delaware Special Opportunities Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2014 Delaware Management Holdings, Inc.

LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,172.90	0.46%	$2.52
Service Class Shares	1,000.00	1,170.90	0.81%	4.43
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.89	0.46%	$2.35
Service Class Shares	1,000.00	1,021.12	0.81%	4.13

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.27%
Auto Components	2.59%
Beverages	2.08%
Capital Markets	1.74%
Chemicals	8.21%
Commercial Banks	8.70%
Commercial Services & Supplies	0.65%
Construction & Engineering	2.01%
Containers & Packaging	1.78%
Diversified Consumer Services	1.28%
Electric Utilities	1.73%
Electrical Equipment	1.81%
Electronic Equipment, Instruments & Components	1.69%
Energy Equipment & Services	5.21%
Food Products	0.92%
Health Care Equipment & Supplies	1.24%
Health Care Providers & Services	4.06%
Hotels, Restaurants & Leisure	0.78%
Household Durables	2.04%
Insurance	10.27%
IT Services	1.83%
Leisure Equipment & Products	1.11%
Life Sciences Tools & Services	2.77%
Machinery	2.60%
Media	0.89%
Multiline Retail	2.33%
Multi-Utilities	1.86%
Oil, Gas & Consumable Fuels	4.79%
Pharmaceuticals	1.25%
Professional Services	1.17%
Real Estate Investment Trusts	4.12%
Road & Rail	2.28%
Semiconductors & Semiconductor Equipment	0.69%
Software	5.14%
Specialty Retail	2.19%
Textiles, Apparel & Luxury Goods	1.12%
Tobacco	1.05%
Trading Companies & Distributors	2.29%
Money Market Fund	1.51%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
East West Bancorp	2.50%
American Financial Group	2.40%
United Rentals	2.29%
Whiting Petroleum	2.19%
Comerica	2.17%
Torchmark	2.15%
Celanese Class A	2.01%
ENSCO	1.88%
McKesson	1.87%
Fiserv	1.83%
Total	21.29%

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.27%
Auto Components–2.59%
Borg Warner	134,400	$7,514,304
Johnson Controls	94,200	4,832,460
†TRW Automotive Holdings	63,900	4,753,521

		17,100,285

Beverages–2.08%
Beam	86,400	5,880,384
Dr Pepper Snapple Group	160,400	7,814,688

		13,695,072

Capital Markets–1.74%
Raymond James Financial	219,550	11,458,314

		11,458,314

Chemicals–8.21%
Albemarle	163,000	10,332,570
Celanese Class A	240,000	13,274,400
Cytec Industries	127,700	11,896,532
FMC	89,100	6,723,486
†Grace (W.R.) & Co	120,400	11,903,948

		54,130,936

Commercial Banks–8.70%
Associated Banc-Corp	175,900	3,060,660
Bank of Hawaii	120,800	7,144,112
Comerica	300,700	14,295,278
East West Bancorp	471,800	16,498,846
First Horizon National	633,810	7,383,886
Hancock Holding	107,700	3,950,436
Zions Bancorp	168,800	5,057,248

		57,390,466

Commercial Services & Supplies–0.65%
Brink’s	126,000	4,301,640

		4,301,640

Construction & Engineering–2.01%
Chicago Bridge & Iron	43,000	3,575,020
KBR	304,200	9,700,938

		13,275,958

Containers & Packaging–1.78%
†Owens-Illinois	328,500	11,753,730

		11,753,730

Diversified Consumer Services–1.28%
Service International	463,800	8,408,694

		8,408,694

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities–1.73%
Edison International	134,300	$6,218,090
PPL	172,700	5,196,543

		11,414,633

Electrical Equipment–1.81%
Eaton.	37,000	2,816,440
Regal-Beloit	124,100	9,148,652

		11,965,092

Electronic Equipment, Instruments & Components–1.69%
Avnet	252,900	11,155,419

		11,155,419

Energy Equipment & Services–5.21%
ENSCO	216,600	12,385,188
Helmerich & Payne	85,900	7,222,472
†Rowan Class A	165,400	5,848,544
†Superior Energy Services	335,100	8,917,011

		34,373,215

Food Products–0.92%
Tyson Foods Class A	181,900	6,086,374

		6,086,374

Health Care Equipment & Supplies–1.24%
Becton, Dickinson	74,000	8,176,260

		8,176,260

Health Care Providers & Services–4.06%
Cigna	58,400	5,108,832
McKesson	76,600	12,363,240
Omnicare	73,400	4,430,424
Universal Health Services Class B	60,200	4,891,852

		26,794,348

Hotels, Restaurants & Leisure–0.78%
Starwood Hotels & Resorts Worldwide .	64,900	5,156,305

		5,156,305

Household Durables–2.04%
D.R.Horton	280,933	6,270,425
Newell Rubbermaid	222,700	7,217,707

		13,488,132

Insurance–10.27%
American Financial Group	274,650	15,852,798
Berkley (W.R.)	197,350	8,563,017
HCC Insurance Holdings	225,300	10,395,342
Reinsurance Group of America	150,600	11,657,946
Torchmark	181,500	14,184,225
Validus Holdings	176,500	7,111,185

		67,764,513

LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services–1.83%
†Fiserv	204,600	$12,081,630

		12,081,630

Leisure Equipment & Products–1.11%
Hasbro	132,500	7,288,825

		7,288,825

Life Sciences Tools & Services–2.77%
Agilent Technologies	166,700	9,533,573
Thermo Fisher Scientific	78,700	8,763,245

		18,296,818

Machinery–2.60%
Cummins	49,100	6,921,627
ITT	235,400	10,221,068

		17,142,695

Media–0.89%
Meredith	113,900	5,900,020

		5,900,020

Multiline Retail–2.33%
Macy’s	166,600	8,896,440
Nordstrom	105,100	6,495,180

		15,391,620

Multi-Utilities–1.86%
Public Service Enterprise Group	161,400	5,171,256
Wisconsin Energy	171,500	7,089,810

		12,261,066

Oil, Gas & Consumable Fuels–4.79%
†Newfield Exploration	311,400	7,669,782
Tesoro	162,400	9,500,400
†Whiting Petroleum	233,600	14,452,832

		31,623,014

Pharmaceuticals–1.25%
†Actavis	49,200	8,265,600

		8,265,600

Professional Services–1.17%
Manpower	89,800	7,710,228

		7,710,228

Real Estate Investment Trusts–4.12%
Boston Properties	44,200	4,436,354
Brandywine Realty Trust	367,500	5,178,075
CBL & Associates Properties	270,800	4,863,568

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Highwoods Properties	230,400	$8,333,568
Kimco Realty	221,700	4,378,575

		27,190,140

Road & Rail–2.28%
Canadian National Railway	122,800	7,002,056
CSX	278,500	8,012,445

		15,014,501

Semiconductors & Semiconductor Equipment–0.69%
†Teradyne.	258,000	4,545,960

		4,545,960

Software–5.14%
†Adobe Systems	162,600	9,736,488
Compuware	745,900	8,361,539
Symantec	209,300	4,935,294
†Synopsys	268,400	10,888,988

		33,922,309

Specialty Retail–2.19%
PETsMART	60,200	4,379,550
Staples	254,300	4,040,827
Tiffany & Co	64,700	6,002,866

		14,423,243

Textiles, Apparel & Luxury Goods–1.12%
VF	118,400	7,381,056

		7,381,056

Tobacco–1.05%
Reynolds American	138,400	6,918,616

		6,918,616

Trading Companies & Distributors–2.29%
†United Rentals	193,600	15,091,120

		15,091,120

Total Common Stock (Cost $370,893,779)		648,337,847

MONEY MARKET FUND–1.51%
Dreyfus Treasury & Agency Cash Management Fund	9,968,163	9,968,163

Total Money Market Fund (Cost $9,968,163)		9,968,163

TOTAL VALUE OF SECURITIES–99.78% (Cost $380,861,942)	658,306,010
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.22%	1,445,543

NET ASSETS APPLICABLE TO 15,951,619 SHARES OUTSTANDING–100.00%	$659,751,553

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($573,996,785 / 13,874,233 Shares)	$41.371

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($85,754,768 / 2,077,386 Shares)	$41.280

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$355,261,616
Undistributed net investment income	327,828
Accumulated net realized gain on investments.	26,717,997
Net unrealized appreciation of investments and foreign currencies	277,444,112

Total net assets	$659,751,553

†	Non-income producing for the period.

«	Of this amount, $642,091 represents payable for fund shares redeemed as of December 31, 2013.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund
Statement of Operations
Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$9,645,271
Interest	12,460
Foreign tax withheld	(11,458)

9,646,273

EXPENSES:
Management fees	2,380,694
Distribution fees-Service Class	271,134
Accounting and administration expenses	226,232
Reports and statements to shareholders	82,515
Professional fees	34,278
Trustees’ fees and expenses	15,025
Custodian fees	6,904
Consulting fees	5,377
Pricing fees	1,082
Other	13,387

Total operating expenses	3,036,628

NET INVESTMENT INCOME	6,609,645

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	28,334,360
Foreign currencies	346
Foreign currency exchange contracts	142

Net realized gain	28,334,848

Net change in unrealized appreciation (depreciation) of:
Investments	139,857,280
Foreign currencies	(20)

Net change in unrealized appreciation (depreciation)	139,857,260

NET REALIZED AND UNREALIZED GAIN	168,192,108

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$174,801,753

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,609,645	$6,990,517
Net realized gain	28,334,848	50,216,370
Net change in unrealized appreciation (depreciation)	139,857,260	18,675,619

Net increase in net assets resulting from operations	174,801,753	75,882,506

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,950,345)	(3,736,243)
Service Class	(617,174)	(280,857)
Net realized gain:
Standard Class	(44,680,899)	(54,885,262)
Service Class	(6,753,822)	(7,765,103)

	(58,002,240)	(66,667,465)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	26,368,704	21,180,344
Service Class	17,329,691	21,735,357
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	50,631,244	58,621,505
Service Class	7,370,996	8,045,960

	101,700,635	109,583,166

Cost of shares redeemed:
Standard Class	(78,772,260)	(82,118,605)
Service Class	(18,064,040)	(27,249,955)

	(96,836,300)	(109,368,560)

Increase in net assets derived from capital share transactions	4,864,335	214,606

NET INCREASE IN NET ASSETS	121,663,848	9,429,647
NET ASSETS:
Beginning of year	538,087,705	528,658,058

End of year	$659,751,553	$538,087,705

Undistributed net investment income	$327,828	$3,238,122

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–8

LVIP Delaware Special Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Standard Class Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$34.125	$33.749	$39.323	$30.303	$24.091

Income (loss) from investment operations:
Net investment income[1]	0.441	0.470	0.345	0.349	0.347
Net realized and unrealized gain (loss)	10.699	4.485	(2.624)	8.928	6.927

Total from investment operations	11.140	4.955	(2.279)	9.277	7.274

Less dividends and distributions from:
Net investment income	(0.434)	(0.269)	(0.115)	(0.257)	(0.257)
Net realized gain	(3.460)	(4.310)	(3.180)	—	(0.805)

Total dividends and distributions	(3.894)	(4.579)	(3.295)	(0.257)	(1.062)

Net asset value, end of period	$41.371	$34.125	$33.749	$39.323	$30.303

Total return[2]	33.78%	14.94%	(5.20% )	30.63%	30.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$573,997	$473,471	$467,227	$599,052	$491,581
Ratio of expenses to average net assets	0.46%	0.47%	0.46%	0.48%	0.51%
Ratio of net investment income to average net assets	1.13%	1.32%	0.90%	1.04%	1.34%
Portfolio turnover	13%	11%	9%	14%	18%

1	The average shares outstanding method has been applied for per share information.

2	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Service Class Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$34.069	$33.702	$39.288	$30.289	$24.091

Income (loss) from investment operations:
Net investment income[1]	0.304	0.344	0.208	0.233	0.256
Net realized and unrealized gain (loss)	10.665	4.477	(2.614)	8.904	6.913

Total from investment operations	10.969	4.821	(2.406)	9.137	7.169

Less dividends and distributions from:
Net investment income	(0.298)	(0.144)	—	(0.138)	(0.166)
Net realized gain.	(3.460)	(4.310)	(3.180)	—	(0.805)

Total dividends and distributions	(3.758)	(4.454)	(3.180)	(0.138)	(0.971)

Net asset value, end of period.	$41.280	$34.069	$33.702	$39.288	$30.289

Total return[2]	33.32%	14.54%	(5.53% )	30.18%	29.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$85,755	$64,617	$61,431	$49,495	$27,598
Ratio of expenses to average net assets	0.81%	0.82%	0.81%	0.83%	0.86%
Ratio of net investment income to average net assets	0.78%	0.97%	0.55%	0.69%	0.99%
Portfolio turnover	13%	11%	9%	14%	18%

1	The average shares outstanding method has been applied for per share information.

2	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Due to a corporate organizational restructuring, effective after the close of business on June 30, 2013, the investment subadvisory services provided by Delaware Management Company (DMC) are now provided by Delaware Investments Fund Advisers (DIFA). Both DMC and DIFA are series of the same Delaware Management Business Trust. DIFA, as the Fund’s Sub-Advisor, is responsible for the day-to-day management of the Fund’s investment portfolio. No change in the Fund’s portfolio management (personnel, objectives, strategies) occurred as a result of the corporate restructuring. LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets to the Sub-Advisor for its services.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $28,206 and $5,023, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC .	$212,126
Distribution fees payable to LFD .	25,052

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $75,974,921 and sales of $124,417,014 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$380,730,139

Aggregate unrealized appreciation	$289,591,806
Aggregate unrealized depreciation	(12,015,935)

Net unrealized appreciation	$277,575,871

LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level	1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level

2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level	3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1

Common Stock.	$648,337,847
Money Market Fund	9,968,163

Total	$658,306,010

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Ordinary income	$7,967,526	$4,017,100
Long-term capital gains	50,034,714	62,650,365

Total	$58,002,240	$66,667,465

In addition, the Fund declared an ordinary income consent dividend of $3,327,917 for the year ended December 31, 2012. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$355,261,616
Undistributed long-term capital gains	26,914,022
Unrealized appreciation	277,575,915

Net assets	$659,751,553

LVIP Delaware Special Opportunities Fund–13

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, return of capital on investments and tax character of distributions from Real Estate Investment Trusts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, return of capital on investments, tax character of distributions from Real Estate Investment Trusts and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investments Income	Accumulated Net Realized Gain	Paid-in Capital
$(2,952,420)	$(375,497)	$3,327,917

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	684,046	604,019
Service Class	449,462	607,835

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,329,823	1,736,982
Service Class	194,884	239,258

	2,658,215	3,188,094

Shares redeemed:
Standard Class	(2,014,421)	(2,310,318)
Service Class	(463,618)	(773,195)

	(2,478,039)	(3,083,513)

Net increase	180,176	104,581

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2013.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

LVIP Delaware Special Opportunities Fund–14

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$142	$—

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Special Opportunities Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Special Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Special Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Special Opportunities Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014
Philadelphia, Pennsylvania

LVIP Delaware Special Opportunities Fund–16

LVIP Delaware Special Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
86.26%	13.74%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the reclassification of the investment objective of the Fund as non-fundamental. Shareholders of record on June 13, 2013 were entitled to vote on the proposals. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2.	The approval of the reclassification of the Fund’s investment objective as non-fundamental:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP Delaware Special Opportunities
Fund	15,410,605.144	99.335%	81.205%	8.274%	9.855%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Delaware Investments Fund Advisers (“Delaware” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Delaware Special Opportunities Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the

LVIP Delaware Special Opportunities Fund–17

LVIP Delaware Special Opportunities Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees for the Fund were below the median investment management fee of a Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

LVIP Delaware Special Opportunities Fund–18

LVIP Delaware Special Opportunities Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Mid-Cap Value funds and the Russell Mid Cap Value TR USD Index. The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one and three year periods and was above the median return of the Morningstar peer group and below the benchmark index for the five year period. The Board considered LIAC’s view that the recent underperformance was due to stock selection in energy, consumer discretionary and information technology sectors, and the LIAC would continue to closely monitor performance. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedule was negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Delaware Special Opportunities Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Delaware Special Opportunities Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Special Opportunities Fund–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund–22

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional Non-U.S. Equity RPM Fund

(formerly, LVIP Dimensional Non-U.S. Equity Fund)

LVIP Dimensional U.S. Equity RPM Fund

(formerly, LVIP Dimensional U.S. Equity Fund)

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional/Vanguard Allocation Funds

2013 Annual Report Commentary (unaudited)

Managed by:

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index1 gained 32% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index2 (net dividends) exceeded 22% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index3 (net dividends) lost 2.6% during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index4 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The LVIP Dimensional Non-U.S. Equity RPM Fund returned 15.12% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the MSCI All Country World ex. U.S. Index5, returned 15.29%.

The LVIP Dimensional U.S. Equity RPM Fund returned 29.18% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 3000® Index6, returned 33.55%.

The LVIP Dimensional Non-U.S. Equity RPM Fund benefitted from its broad international exposure as developed markets posted double-digit returns during the year. On a relative basis, exposures to the DFA International Core Equity Portfolio, the DFA International Small Cap Value Portfolio and DFA International Vector Equity Portfolio contributed to returns versus the MSCI All Country World ex. U.S. Index. Detracting from returns versus the Index included exposures to the DFA Emerging Markets Core Equity Portfolio and the LVIP Money Market Fund.

The LVIP Dimensional U.S. Equity RPM Fund benefitted from a broadly diversified U.S. equity exposure during the year with a bias towards Value equities. Relative to the Russell 3000® Index, contributors included the DFA VA Large Value Portfolio, DFA US Micro Cap Portfolio and the DFA VA US Targeted Value Portfolio. Exposure to the DFA Real Estate Securities Portfolio and the LVIP Money Market Fund detracted to results relative to the Index.

During May 2013, Lincoln Investment Advisors Corporation implemented an actively managed risk management overlay (“risk management strategy”) that seeks to stabilize the risk within the LVIP Dimensional Non-U.S. Equity RPM Fund and the LVIP Dimensional U.S. Equity RPM Fund. The risk management strategy is designed control the overall level of volatility in the Funds’ net asset value on a daily basis, to help stabilize the Fund’s risk level. While 2013 was generally a strong year for large cap equities, there were periods of time when markets experienced higher volatility as a result of, among other macro events, renewed threats of terrorism and the uncertain future of global central bank policy. At points during the 2nd and 3rd quarters of 2013 when the equity markets were volatile, the risk management strategy successfully reduced the Funds’ overall volatility and mitigated the impact of these brief drawdowns. During these periods of elevated volatility, the Funds’ increased the level of hedging to control their risk level. Overall, the risk management strategy detracted from results during 2013, a year which saw strong positive equity market results.

LVIP Dimensional/Vanguard Allocation Funds–1

LVIP Dimensional/Vanguard Allocation Funds

2013 Annual Report Commentary (continued)

The Dimensional/Vanguard Total Bond Fund returned (2.76%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned (2.02%).

The LVIP Vanguard Domestic Equity ETF Fund returned 30.52% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 3000® Index5, returned 33.55%.

The LVIP Vanguard International Equity ETF Fund returned 14.75% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the MSCI All Country World ex. U.S. Index returned 15.29%

The Dimensional/Vanguard Total Bond Fund posted a negative total return during the year, a period when market interest rates rose significantly. Leading detractors to total return versus the Barclays Capital U.S. Aggregate Bond Index included longer duration and inflation indexed exposure, represented by the Vanguard Long-Term Bond Index ETF and the DFA Inflation Protected Securities Portfolio, respectively. Contributors versus the benchmark included shorter duration holdings, including the LVIP Money Market Fund and the DFA VA Short-Term Fixed Portfolio.

The LVIP Vanguard Domestic Equity ETF Fund benefitted from broadly diversified equity exposure during the year. Relative to the Russell 3000® Index, contributors included the Vanguard Mid-Cap Value ETF, the Vanguard VIF Small Company Growth Portfolio and the Vanguard Small Cap Value ETF. However, exposure to real estate through the Vanguard REIT ETF detracted from results, and a small holding in the LVIP Money Market Fund also detracted from results relative to the Index.

The LVIP Vanguard International Equity ETF Fund benefitted from its broad exposure to developed markets as these holdings generally posted double-digit returns during the year. Exposure to emerging markets hurt the Fund during the year as these holdings had negative total returns. On a relative basis, exposures to the Vanguard FTSE European ETF, the Vanguard FTSE Developed Markets ETF, and the Vanguard VA International Portfolio contributed to returns versus the MSCI All Country World ex. U.S. Index. Detracting from returns included exposures to the Vanguard FTSE Emerging Markets ETF and the LVIP Money Market Fund.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional Non-U.S. Equity RPM Fund Growth of $10,000 invested 5/2/11 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Dimensional Non-U.S. Equity RPM Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,902 for the Standard Class shares and to $10,831 for the Service Class shares. For comparison, look at how the MSCI All World ex U.S. Index (net dividends) did from 5/2/11 through 12/31/13. The same $10,000 investment would have increased to $10,716. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One year	+	15.12%

Inception (5/2/11)	+	3.28%

Service Class Shares

One year	+	14.84%

Inception (5/2/11)	+	3.03%

LVIP Dimensional/Vanguard Allocation Funds–2

LVIP Dimensional/Vanguard Allocation Funds

2013 Annual Report Commentary (continued)

LVIP Dimensional U.S. Equity RPM Fund

Growth of $10,000 invested 5/2/11 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Dimensional U.S. Equity RPM Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2013 the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,018 for the Standard Class shares and to $13,927 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/13. The same $10,000 investment would have increased to $14,338. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+	29.18%

Inception (5/2/11)	+	13.45%

Service Class Shares

One Year	+	28.86%

Inception (5/2/11)	+	13.19%

LVIP Dimensional/Vanguard Total Bond Fund

Growth of $10,000 invested 5/2/11 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Dimensional/Vanguard Total Bond Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value would have increased to $10,617 for the Standard Class shares and to $10,547 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did from 5/2/11 through 12/31/13. The same $10,000 investment would have increased to $10,828. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	-	2.76%

Inception (5/2/11)	+	2.26%

Service Class Shares

One Year	-	3.00%

Inception (5/2/11)	+	2.01%

LVIP Dimensional/Vanguard Allocation Funds–3

LVIP Dimensional/Vanguard Allocation Funds

2013 Annual Report Commentary (continued)

LVIP Vanguard Domestic Equity ETF Fund

Growth of $10,000 invested 5/2/11 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Vanguard Domestic Equity ETF Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,850 for the Standard Class shares and to $13,760 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/13. The same $10,000 investment would have increased to $14,338. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+	30.52%

Inception (5/2/11)	+	12.94%

Service Class Shares

One Year	+	30.20%

Inception (5/2/11)	+	12.66%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.
2.

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Vanguard International Equity ETF Fund Growth of $10,000 invested 5/2/11 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Vanguard International Equity ETF Fund on 5/2/11 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,956 for the Standard Class shares and to $10,883 for the Service Class shares. For comparison, look at how the MSCI All Country World ex U.S. Index (net dividends) did from 5/2/11 through 12/31/13. The same $10,000 investment would have increased to $10,716. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+	14.75%

Inception (5/2/11)	+	3.47%

Service Class Shares

One Year	+	14.46%

Inception (5/2/11)	+	3.21%

4.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. Government, mortgage and asset-based securities with at least one year to maturity and at least $250 million par amount outstanding.

5.

The MSCI All Country World ex. U.S. Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The net dividends calculation assumes reinvestment of dividends net of withholding taxes.

6.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

LVIP Dimensional/Vanguard Allocation Funds–4

LVIP Dimensional/Vanguard Allocation Funds

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Dimensional Non-U.S. Equity RPM Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,125.20	0.34%	$1.82
Service Class Shares	1,000.00	1,123.70	0.59%	3.16
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.49	0.34%	$1.73
Service Class Shares	1,000.00	1,022.23	0.59%	3.01

LVIP Dimensional U.S. Equity RPM Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,134.40	0.32%	$1.72
Service Class Shares	1,000.00	1,133.00	0.57%	3.06
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.59	0.32%	$1.63
Service Class Shares	1,000.00	1,022.33	0.57%	2.91

LVIP Dimensional/Vanguard Total Bond Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,001.80	0.25%	$1.26
Service Class Shares	1,000.00	1,000.50	0.50%	2.52
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

LVIP Dimensional/Vanguard Allocation Funds–5

LVIP Dimensional/Vanguard Allocation Funds

Disclosure

        OF FUND EXPENSES (continued)

LVIP Vanguard Domestic Equity ETF Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,156.50	0.28%	$1.52
Service Class Shares	1,000.00	1,155.00	0.53%	2.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.79	0.28%	$1.43
Service Class Shares	1,000.00	1,022.53	0.53%	2.70

LVIP Vanguard International Equity ETF Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,150.00	0.30%	$1.63
Service Class Shares	1,000.00	1,148.50	0.55%	2.98
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP Dimensional/Vanguard Allocation Funds–6

LVIP Dimensional/Vanguard Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2013

LVIP Dimensional Non-U.S. Equity RPM Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	1.80%
Money Market Fund	1.80%
Unaffiliated Investment Companies	97.18%
International Equity Funds	90.86%
Money Market Fund	6.32%
Total Value of Securities	98.98%
Receivables and Other Assets Net of Liabilities	1.02%
Total Net Assets	100.00%

LVIP Dimensional U.S. Equity RPM Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	1.81%
Money Market Fund	1.81%
Unaffiliated Investment Companies	99.11%
Equity Funds	91.20%
Money Market Fund	7.91%
Total Value of Securities	100.92%
Liabilities Net of Receivables and Other Assets	(0.92%)
Total Net Assets	100.00%

LVIP Dimensional/Vanguard Total Bond Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.00%
Money Market Fund	2.00%
Unaffiliated Investment Companies	98.33%
Fixed Income Funds	97.74%
Money Market Fund	0.59%
Total Value of Securities	100.33%
Liabilities Net of Receivables and Other Assets	(0.33%)
Total Net Assets	100.00%

LVIP Vanguard Domestic Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	1.90%
Money Market Fund	1.90%
Unaffiliated Investment Companies	95.04%
Equity Funds	95.04%
Total Value of Securities	96.94%
Receivables and Other Assets Net of Liabilities	3.06%
Total Net Assets	100.00%

LVIP Vanguard International Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	1.97%
Money Market Fund	1.97%
Unaffiliated Investment Companies	100.05%
International Equity Funds	98.22%
Money Market Fund	1.83%
Total Value of Securities	102.02%
Liabilities Net of Receivables and Other Assets	(2.02%)
Total Net Assets	100.00%

LVIP Dimensional/Vanguard Allocation Funds–7

LVIP Dimensional Non-U.S. Equity RPM Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANY–1.80%
Money Market Fund–1.80%
*Lincoln Variable Insurance Products Trust– LVIP Money Market Fund	244,375	$2,443,750

Total Affiliated Investment Company (Cost $2,443,750)		2,443,750

UNAFFILIATED INVESTMENT COMPANIES–97.18%
International Equity Funds–90.86%
**DFA Emerging Markets Core Equity Portfolio	628,795	12,236,353
**DFA International Core Equity Portfolio	2,465,320	31,580,744
**DFA International Real Estate Securities Portfolio	1,229,312	6,171,145
**DFA International Small Cap Value Portfolio	312,483	6,359,030

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
**DFA International Vector Equity Portfolio	1,064,018	$12,640,534
**DFA Large Cap International Portfolio .	1,395,210	31,517,790
**DFA VA International Small Portfolio	823,209	10,117,236
**DFA VA International Value Portfolio	958,372	12,640,927

		123,263,759

Money Market Fund–6.32%
Dreyfus Treasury & Agency Cash Management Fund	8,564,763	8,564,763

		8,564,763

Total Unaffiliated Investment Companies (Cost $116,283,654)		131,828,522

TOTAL VALUE OF SECURITIES–98.98% (Cost $118,727,404)	134,272,272
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.02%	1,389,603

NET ASSETS APPLICABLE TO 13,056,517 SHARES OUTSTANDING–100.00%	$135,661,875

* Standard Class shares.

** Institutional Class shares.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
32	British Pound Currency	$ 3,274,148	$3,311,600	3/18/14	$37,452
126	E-mini MSCI Emerging Markets	6,257,538	6,405,840	3/22/14	148,302
32	Euro Currency	5,483,837	5,515,200	3/18/14	31,363
130	Euro STOXX 50 Index	5,459,482	5,558,378	3/22/14	98,896
30	FTSE 100 Index	3,275,138	3,327,519	3/24/14	52,381
33	Japan Yen Currency	3,960,229	3,919,980	3/18/14	(40,241)
22	Nikkei 225 Index	3,330,145	3,402,611	3/14/14	72,466

		$31,040,517			$400,619

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

VA–Variable Annuity

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–8

LVIP Dimensional U.S. Equity RPM Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANY–1.81%
Money Market Fund–1.81%
*Lincoln Variable Insurance Products Trust–
LVIP Money Market Fund	426,405	$4,264,046

Total Affiliated Investment Company (Cost $4,264,046)		4,264,046

UNAFFILIATED INVESTMENT COMPANIES–99.11%
Equity Funds–91.20%
**DFA Real Estate Securities Portfolio	408,519	10,592,889
**DFA U.S. Core Equity 1 Portfolio	2,652,240	43,868,057
**DFA U.S. Large Company Portfolio	4,504,874	65,590,971
**DFA U.S. Large Value Portfolio	1,505,130	32,932,253
**DFA U.S. Micro Cap Portfolio	547,184	11,003,862

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**DFA U.S. Small Cap Portfolio	566,074	$17,548,294
**DFA U.S. Small Cap Value Portfolio	311,300	11,023,137
**DFA VA U.S. Targeted Value Portfolio	1,173,847	22,021,362

		214,580,825

Money Market Fund–7.91%
Dreyfus Treasury & Agency Cash Management Fund	18,609,016	18,609,016

		18,609,016

Total Unaffiliated Investment Companies (Cost $188,880,650)		233,189,841

TOTAL VALUE OF SECURITIES–100.92% (Cost $193,144,696)	237,453,887
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.92%)	(2,153,473)

NET ASSETS APPLICABLE TO 17,244,183 SHARES OUTSTANDING–100.00%	$235,300,414

* Standard Class shares.

** Institutional Class shares.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
123	E-mini Russell 2000 Index	$13,846,186	$14,285,220	3/24/14	$439,034
203	E-mini S&P 500 Index	18,257,947	18,687,165	3/22/14	429,218

		$32,104,133			$868,252

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

VA–Variable Annuity

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–9

LVIP Dimensional/Vanguard Total Bond Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANY–2.00%
Money Market Fund–2.00%
*Lincoln Variable Insurance Products Trust–
LVIP Money Market Fund	495,317	$4,953,168

Total Affiliated Investment Company (Cost $4,953,168)		4,953,168

UNAFFILIATED INVESTMENT COMPANIES–98.33%
Fixed Income Funds–97.74%
**DFA Inflation-Protected Securities Portfolio	1,502,543	17,219,141
**DFA Intermediate Term Extended Quality Portfolio	3,362,326	34,564,710
**DFA Two-Year Global Fixed Income Portfolio	2,225,931	22,281,574
**DFA VA Global Bond Portfolio	1,852,414	19,728,204
**DFA VA Short Term Fixed Portfolio	2,672,259	27,230,320

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
Vanguard Long-Term Bond ETF	151,233	$12,366,322
Vanguard Mortgage-Backed Securities ETF	580,502	29,652,042
Vanguard Short-Term Corporate Bond ETF	92,808	7,404,222
Vanguard Total Bond Market ETF	892,760	71,411,874

		241,858,409

Money Market Fund–0.59%
Dreyfus Treasury & Agency Cash Management Fund	1,450,740	1,450,740

		1,450,740

Total Unaffiliated Investment Companies (Cost $249,726,073)		243,309,149

TOTAL VALUE OF SECURITIES–100.33% (Cost $254,679,241)	248,262,317
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.33%)	(822,274)

NET ASSETS APPLICABLE TO 24,201,169 SHARES OUTSTANDING–100.00%	$247,440,043

* Standard Class shares.

** Institutional Class shares.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–10

LVIP Vanguard Domestic Equity ETF Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANY–1.90%
Money Market Fund–1.90%
*Lincoln Variable Insurance Products Trust– LVIP Money Market Fund	282,473	$2,824,727

Total Affiliated Investment Company (Cost $2,824,727)		2,824,727

UNAFFILIATED INVESTMENT COMPANIES–95.04%
Equity Funds–95.04%
Vanguard Dividend Appreciation ETF	190,700	14,348,268
Vanguard Mega Cap 300 Growth ETF	320,520	23,231,290
Vanguard Mega Cap 300 Value ETF	521,199	28,671,157
Vanguard Mid-Cap Growth Index Fund	64,202	5,794,231

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Vanguard Mid-Cap Value Index Fund	107,334	$8,563,107
Vanguard REIT ETF	107,101	6,914,441
Vanguard Small-Cap Growth ETF	35,452	4,335,780
Vanguard Small-Cap Value ETF	58,689	5,714,548
Vanguard Total Stock Market ETF	406,329	38,975,076
Vanguard Variable Insurance Fund– Small Company Growth Portfolio	164,109	4,414,528

Total Unaffiliated Investment Companies (Cost $105,186,490)		140,962,426

TOTAL VALUE OF SECURITIES–96.94% (Cost $108,011,217)	143,787,153
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.06%	4,534,522

NET ASSETS APPLICABLE TO 11,053,374 SHARES OUTSTANDING–100.00%	$148,321,675

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–11

LVIP Vanguard International Equity ETF Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANY–1.97%
Money Market Fund–1.97%
*Lincoln Variable Insurance Products Trust– LVIP Money Market Fund	170,945	$1,709,452

Total Affiliated Investment Company (Cost $1,709,452)		1,709,452

UNAFFILIATED INVESTMENT COMPANIES–100.05%
International Equity Funds–98.22%
Vanguard FTSE All-World ex-U.S. ETF	257,757	13,076,013
Vanguard FTSE All-World ex-U.S. Small-Cap ETF	125,547	12,909,998
Vanguard FTSE Developed Markets ETF	421,413	17,564,493
Vanguard FTSE Emerging Markets ETF	206,955	8,514,129

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
Vanguard FTSE European ETF	120,834	$7,105,039
Vanguard FTSE Pacific ETF	238,498	14,619,927
Vanguard Global ex-U.S. Real Estate ETF	77,024	4,196,268
Vanguard VA International Portfolio	317,381	7,071,252

		85,057,119

Money Market Fund–1.83%
Dreyfus Treasury & Agency Cash Management Fund	1,584,729	1,584,729

		1,584,729

Total Unaffiliated Investment Companies (Cost $73,180,743)		86,641,848

TOTAL VALUE OF SECURITIES–102.02% (Cost $74,890,195)	88,351,300
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.02%)	(1,753,233)

NET ASSETS APPLICABLE TO 8,433,210 SHARES OUTSTANDING–100.00%	$86,598,067

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–12

LVIP Dimensional/Vanguard Allocation Funds

Statements of Assets and Liabilities

December 31, 2013

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
ASSETS:
Investments in affiliated investment companies, at value	$2,443,750	$4,264,046	$4,953,168	$2,824,727	$1,709,452
Investments in unaffiliated investment companies, at value	131,828,521	233,189,841	243,309,149	140,962,426	86,641,848
Receivables for fund shares sold	780,461	1,130,593	511,140	4,382,654	32,072
Foreign currencies collateral, at value	711,475	—	—	—	—
Variation margin receivable on futures contracts	50,773	124,000	—	—	—
Dividends receivable from investment companies	3	7	2	1	1
Cash collateral	551,550	1,361,200	—	—	—
Cash	—	—	—	—	21
Receivables for investment companies sold	—	—	—	3,817,949	—
Receivable from manager	—	—	—	—	1,576

TOTAL ASSETS	136,366,533	240,069,687	248,773,459	151,987,757	88,384,970

LIABILITIES:
Cash overdraft	149,965	3,673,231	31,970	889,837	—
Payable for investment companies purchased	314,006	35,313	1,079,610	2,521,333	1,584,494
Payables for fund shares redeemed	189,400	959,953	130,445	199,047	168,775
Due to manager and affiliates	45,620	93,483	87,275	51,519	29,227
Accrued expenses payable	5,667	7,293	4,116	4,346	4,407

TOTAL LIABILITIES	704,658	4,769,273	1,333,416	3,666,082	1,786,903

TOTAL NET ASSETS	$135,661,875	$235,300,414	$247,440,043	$148,321,675	$86,598,067

Investments in affiliated investment companies, at cost	$2,443,750	$4,264,046	$4,953,168	$2,824,727	$1,709,452
Investments in unaffiliated investment companies, at cost	$116,283,654	$188,880,650	$249,726,073	$105,186,490	$73,180,743
Foreign currencies collateral, at cost	$709,311	$—	$—	$—	$—

Standard Class:
Net Assets	$34,646,225	$15,077,676	$13,620,703	$13,982,910	$11,500,155
Shares Outstanding	3,334,166	1,104,683	1,332,253	1,041,900	1,119,580
Net Asset Value	$10.391	$13.649	$10.224	$13.421	$10.272

Service Class:
Net Assets	$101,015,650	$220,222,738	$233,819,340	$134,338,765	$75,097,912
Shares Outstanding	9,722,351	16,139,500	22,868,916	10,011,474	7,313,630
Net Asset Value	$10.390	$13.645	$10.224	$13.418	$10.268

LVIP Dimensional/Vanguard Allocation Funds–13

LVIP Dimensional/Vanguard Allocation Funds

Statements of Assets and Liabilities (continued)

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$122,111,748	$191,418,830	$254,266,021	$112,200,134	$77,577,554
Undistributed net investment income	123,273	57,829	359,701	458,245	—
Accumulated net realized loss on investments	(2,520,796)	(1,353,688)	(768,755)	(112,640)	(4,440,592)
Net unrealized appreciation (depreciation) of investments and derivatives	15,947,650	45,177,443	(6,416,924)	35,775,936	13,461,105

TOTAL NET ASSETS	$135,661,875	$235,300,414	$247,440,043	$148,321,675	$86,598,067

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–14

LVIP Dimensional/Vanguard Allocation Funds

Statements of Operations

Year Ended December 31, 2013

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$2,307,736	$2,456,127	$3,375,908	$2,326,167	$1,923,277
Dividends from affiliated investment companies	380	694	939	564	326

	2,308,116	2,456,821	3,376,847	2,326,731	1,923,603

EXPENSES:
Management fees	203,349	375,738	467,073	290,781	170,615
Distribution fees-Service Class	133,910	351,687	444,584	272,709	155,050
Accounting and administration expenses	65,775	76,628	58,772	54,352	51,277
Professional fees	20,863	23,029	22,523	21,074	20,128
Reports and statements to shareholders	5,579	8,579	14,011	14,665	12,790
Custodian fees	3,126	3,863	5,100	4,493	3,308
Consulting fees	2,511	2,934	3,097	2,684	2,400
Trustees’ fees and expenses	1,569	2,957	4,151	2,589	1,999
Pricing fees	21	39	98	135	99
Other	1,616	4,067	1,691	1,202	1,620

	438,319	849,521	1,021,100	664,684	419,286
Less expenses reimbursed	(22,302)	—	—	(1,282)	(25,375)
Less management fees waived	(9,113)	(17,243)	(93,415)	(58,156)	(34,123)

Total operating expenses	406,904	832,278	927,685	605,246	359,788

NET INVESTMENT INCOME	1,901,212	1,624,543	2,449,162	1,721,485	1,563,815

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment companies	422,823	4,088,372	475,288	243,229	—
Sale of investments in unaffiliated investment companies	76,506	99,798	(1,041,304)	81,975	(106,261)
Foreign currencies	(58,547)	—	—	—	—
Foreign currency exchange contracts	8,688	—	—	—	—
Futures contracts	(2,400,759)	(5,134,196)	—	—	—

Net realized gain (loss)	(1,951,289)	(946,026)	(566,016)	325,204	(106,261)

Net change in unrealized appreciation (depreciation) of:
Investments in unaffiliated investment companies	11,390,232	35,184,689	(7,520,227)	28,186,426	8,078,732
Foreign currencies	2,163	—	—	—	—
Futures contracts	400,619	868,252	—	—	—

Net change in unrealized appreciation (depreciation)	11,793,014	36,052,941	(7,520,227)	28,186,426	8,078,732

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,841,725	35,106,915	(8,086,243)	28,511,630	7,972,471

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,742,937	$36,731,458	$(5,637,081)	$30,233,115	$9,536,286

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–15

LVIP Dimensional/Vanguard Allocation Funds

Statements of Changes in Net Assets

	LVIP Dimensional Non-U.S. Equity RPM Fund		LVIP Dimensional U.S. Equity RPM Fund		LVIP Dimensional/ Vanguard Total Bond Fund
	Year Ended		Year Ended		Year Ended

	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,901,212	$1,178,274	$1,624,543	$1,109,049	$2,449,162	$1,627,217
Net realized gain (loss)	(1,951,289)	(298,648)	(946,026)	645,690	(566,016)	689,710
Net change in unrealized appreciation (depreciation)	11,793,014	5,113,439	36,052,941	8,308,326	(7,520,227)	1,099,488

Net increase (decrease) in net assets resulting from operations	11,742,937	5,993,065	36,731,458	10,063,065	(5,637,081)	3,416,415

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(608,538)	(437,949)	(139,850)	(25,275)	(173,049)	(110,905)
Service Class	(1,469,665)	(611,353)	(1,497,819)	(767,791)	(2,498,399)	(1,749,369)
Net realized gain:
Standard Class	(36,400)	(24,764)	(55,615)	(377)	(26,113)	(6,321)
Service Class	(78,120)	(57,216)	(787,490)	(15,976)	(509,148)	(197,710)

	(2,192,723)	(1,131,282)	(2,480,774)	(809,419)	(3,206,709)	(2,064,305)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,474,057	11,899,171	13,489,176	2,087,068	11,104,237	7,998,266
Service Class	71,774,460	18,060,538	120,392,495	73,857,212	139,282,702	116,540,612
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	644,938	462,712	195,465	25,652	199,162	117,226
Service Class	1,547,785	668,569	2,285,309	783,767	3,007,547	1,947,079

	84,441,240	31,090,990	136,362,445	76,753,699	153,593,648	126,603,183

Cost of shares redeemed:
Standard Class	(1,049,312)	(795,095)	(3,158,016)	(483,901)	(5,664,928)	(930,611)
Service Class	(8,534,028)	(6,438,253)	(26,897,691)	(16,361,496)	(37,722,573)	(38,691,606)

	(9,583,340)	(7,233,348)	(30,055,707)	(16,845,397)	(43,387,501)	(39,622,217)

Increase in net assets derived from capital share transactions	74,857,900	23,857,642	106,306,738	59,908,302	110,206,147	86,980,966

NET INCREASE IN NET ASSETS	84,408,114	28,719,425	140,557,422	69,161,948	101,362,357	88,333,076
NET ASSETS:
Beginning of year	51,253,761	22,534,336	94,742,992	25,581,044	146,077,686	57,744,610

End of year	$135,661,875	$51,253,761	$235,300,414	$94,742,992	$247,440,043	$146,077,686

Undistributed net investment income	$123,273	$223,595	$57,829	$339,269	$359,701	$506,135

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–16

LVIP Dimensional/Vanguard Allocation Funds

Statements of Changes in Net Assets (continued)

	LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended

	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,721,485	$1,286,961	$1,563,815	$2,027,384
Net realized gain (loss)	325,204	(173,464)	(106,261)	(3,596,556)
Net change in unrealized appreciation	28,186,426	8,287,607	8,078,732	17,644,366

Net increase in net assets resulting from operations	30,233,115	9,401,104	9,536,286	16,075,194

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(146,977)	(35,468)	(220,804)	(23,910)
Service Class	(1,138,563)	(1,026,271)	(1,343,011)	(2,330,417)
Net realized gain:
Standard Class	—	—	—	(11)
Service Class	—	—	—	(1,475)
Return of capital:
Standard Class	—	—	(1,265)	(25,822)
Service Class	—	—	(8,262)	(2,516,788)

	(1,285,540)	(1,061,739)	(1,573,342)	(4,898,423)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	24,822,540	4,652,083	10,357,213	1,548,996
Service Class	42,140,696	43,612,870	27,868,397	47,148,834
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	146,977	35,468	222,069	49,743
Service Class	1,138,563	1,026,271	1,351,273	4,848,680

	68,248,776	49,326,692	39,798,952	53,596,253

Cost of shares redeemed:
Standard Class	(14,550,314)	(3,160,027)	(1,664,261)	(443,126)
Service Class	(22,246,993)	(19,164,172)	(12,066,429)	(90,195,558)

	(36,797,307)	(22,324,199)	(13,730,690)	(90,638,684)

Increase (decrease) in net assets derived from capital share transactions	31,451,469	27,002,493	26,068,262	(37,042,431)

NET INCREASE (DECREASE) IN NET ASSETS	60,399,044	35,341,858	34,031,206	(25,865,660)
NET ASSETS:
Beginning of year	87,922,631	52,580,773	52,566,861	78,432,521

End of year	$148,321,675	$87,922,631	$86,598,067	$52,566,861

Undistributed net investment income.	$458,245	$225,229	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–17

LVIP Dimensional Non-U.S. Equity RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund
	Standard Class			Service Class
	Year Ended 12/31/13	Year Ended 12/31/12	5/2/11[1] to 12/31/11	Year Ended 12/31/13	Year Ended 12/31/12	5/2/11[1] to 12/31/11

Net asset value, beginning of period	$9.202	$7.951	$10.000	$9.202	$7.954	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.246	0.310	0.280	0.223	0.288	0.271
Net realized and unrealized gain (loss)	1.142	1.172	(2.306)	1.139	1.171	(2.310)

Total from investment operations	1.388	1.482	(2.026)	1.362	1.459	(2.039)

Less dividends and distributions from:
Net investment income	(0.187)	(0.212)	(0.023)	(0.162)	(0.192)	(0.007)
Net realized gain	(0.012)	(0.019)	—	(0.012)	(0.019)	—

Total dividends and distributions	(0.199)	(0.231)	(0.023)	(0.174)	(0.211)	(0.007)

Net asset value, end of period	$10.391	$9.202	$7.951	$10.390	$9.202	$7.954

Total return[3]	15.12%	18.77%	(20.26% )	14.84%	18.47%	(20.39% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,646	$21,171	$7,955	$101,016	$30,083	$14,579
Ratio of expenses to average net assets[4]	0.33%	0.30%	0.30%	0.58%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.37%	0.50%	1.52%	0.62%	0.75%	1.77%
Ratio of net investment income to average net assets	2.50%	3.60%	5.26%	2.25%	3.35%	5.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.46%	3.40%	4.04%	2.21%	3.15%	3.79%
Portfolio turnover	13%	11%	5%	13%	11%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–18

LVIP Dimensional U.S. Equity RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Equity RPM Fund
	Standard Class			Service Class
	Year Ended 12/31/13	Year Ended 12/31/12	5/2/11[1] to 12/31/11	Year Ended 12/31/13	Year Ended 12/31/12	5/2/11[1] to 12/31/11

Net asset value, beginning of period	$10.715	$9.230	$10.000	$10.714	$9.229	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.165	0.199	0.175	0.133	0.174	0.160
Net realized and unrealized gain (loss)	2.955	1.405	(0.932)	2.953	1.403	(0.931)

Total from investment operations.	3.120	1.604	(0.757)	3.086	1.577	(0.771)

Less dividends and distributions from:
Net investment income	(0.125)	(0.117)	(0.013)	(0.094)	(0.090)	—
Net realized gain	(0.061)	(0.002)	—	(0.061)	(0.002)	—

Total dividends and distributions	(0.186)	(0.119)	(0.013)	(0.155)	(0.092)	—

Net asset value, end of period	$13.649	$10.715	$9.230	$13.645	$10.714	$9.229

Total return[3]	29.18%	17.41%	(7.57% )	28.86%	17.12%	(7.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,078	$2,558	$698	$220,223	$92,185	$24,883
Ratio of expenses to average net assets[4]	0.32%	0.30%	0.30%	0.57%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.33%	0.39%	1.08%	0.58%	0.64%	1.33%
Ratio of net investment income to average net assets	1.31%	1.94%	2.95%	1.06%	1.69%	2.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.30%	1.85%	2.17%	1.05%	1.60%	1.92%
Portfolio turnover	15%	14%	6%	15%	14%	6%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–19

LVIP Dimensional/Vanguard Total Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional/Vanguard Total Bond Fund
	Standard Class			Service Class
	Year Ended 12/31/13	Year Ended 12/31/12	5/2/11[1] to 12/31/11	Year Ended 12/31/13	Year Ended 12/31/12	5/2/11[1] to 12/31/11

Net asset value, beginning of period	$10.688	$10.491	$10.000	$10.689	$10.494	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.162	0.193	0.234	0.136	0.166	0.217
Net realized and unrealized gain (loss)	(0.457)	0.198	0.291	(0.457)	0.199	0.291

Total from investment operations	(0.295)	0.391	0.525	(0.321)	0.365	0.508

Less dividends and distributions from:
Net investment income	(0.141)	(0.175)	(0.034)	(0.116)	(0.151)	(0.014)
Net realized gain	(0.028)	(0.019)	—	(0.028)	(0.019)	—

Total dividends and distributions	(0.169)	(0.194)	(0.034)	(0.144)	(0.170)	(0.014)

Net asset value, end of period	$10.224	$10.688	$10.491	$10.224	$10.689	$10.494

Total return[3]	(2.76% )	3.73%	5.26%	(3.00% )	3.48%	5.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,621	$8,444	$1,286	$233,819	$137,634	$56,459
Ratio of expenses to average net assets[4]	0.26%	0.30%	0.30%	0.51%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.35%	0.68%	0.56%	0.60%	0.93%
Ratio of net investment income to average net assets	1.55%	1.80%	3.37%	1.30%	1.55%	3.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.50%	1.75%	2.99%	1.25%	1.50%	2.74%
Portfolio turnover	9%	26%	22%	9%	26%	22%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–20

LVIP Vanguard Domestic Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard Domestic Equity ETF Fund
	Standard Class			Service Class
	Year Ended 12/31/13	Year Ended 12/31/12	5/2/11[1] to 12/31/11	Year Ended 12/31/13	Year Ended 12/31/12	5/2/11[1] to 12/31/11

Net asset value, beginning of period	$10.394	$9.158	$10.000	$10.395	$9.159	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.212	0.200	0.174	0.177	0.174	0.158
Net realized and unrealized gain (loss)	2.960	1.187	(0.961)	2.961	1.187	(0.959)

Total from investment operations.	3.172	1.387	(0.787)	3.138	1.361	(0.801)

Less dividends and distributions from:
Net investment income	(0.145)	(0.151)	(0.055)	(0.115)	(0.125)	(0.040)

Total dividends and distributions	(0.145)	(0.151)	(0.055)	(0.115)	(0.125)	(0.040)

Net asset value, end of period	$13.421	$10.394	$9.158	$13.418	$10.395	$9.159

Total return[3]	30.52%	15.17%	(7.87% )	30.20%	14.88%	(8.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,983	$1,723	$146	$134,339	$86,200	$52,435
Ratio of expenses to average net assets[4]	0.29%	0.30%	0.30%	0.54%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.34%	0.39%	0.57%	0.59%	0.64%	0.82%
Ratio of net investment income to average net assets	1.71%	1.97%	2.90%	1.46%	1.72%	2.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.66%	1.88%	2.63%	1.41%	1.63%	2.38%
Portfolio turnover	20%	17%	10%	20%	17%	10%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–21

LVIP Vanguard International Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard International Equity ETF Fund
	Standard Class			Service Class
	Year Ended 12/31/13	Year Ended 12/31/12	5/2/11[1] to 12/31/11	Year Ended 12/31/13	Year Ended 12/31/12	5/2/11[1] to 12/31/11

Net asset value, beginning of period	$9.139	$8.000	$10.000	$9.137	$7.987	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.246	0.193	0.313	0.220	0.169	0.307
Net realized and unrealized gain (loss)	1.100	1.336	(2.313)	1.099	1.335	(2.300)

Total from investment operations	1.346	1.529	(2.000)	1.319	1.504	(2.013)

Less dividends and distributions from:
Net investment income	(0.212)	(0.188)	—	(0.187)	(0.170)	—
Net realized gain	—	— [3]	—	—	— [3]	—
Return of capital	(0.001)	(0.202)	—	(0.001)	(0.184)	—

Total dividends and distributions	(0.213)	(0.390)	—	(0.188)	(0.354)	—

Net asset value, end of period	$10.272	$9.139	$8.000	$10.268	$9.137	$7.987

Total return[4]	14.75%	19.35%	(20.00% )	14.46%	19.04%	(20.13% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,500	$1,890	$600	$75,098	$50,677	$77,833
Ratio of expenses to average net assets[5]	0.30%	0.30%	0.30%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.39%	0.36%	0.46%	0.64%	0.61%	0.71%
Ratio of net investment income to average net assets	2.52%	2.21%	5.73%	2.27%	1.96%	5.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.43%	2.15%	5.57%	2.18%	1.90%	5.32%
Portfolio turnover	17%	48%	13%	17%	48%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Net realized gain distributions of $11 and $1,475 were made by the Fund’s Standard Class and Service Class, respectively, which calculated to de minimus amount of $0.000 and $0.000 per share, respectively.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–22

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Dimensional Non-U.S. Equity RPM Fund (formerly LVIP Dimensional Non-U.S. Equity Fund), LVIP Dimensional U.S. Equity RPM Fund (formerly LVIP Dimensional U.S. Equity Fund), LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds sell their shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The LVIP Dimensional Non-U.S. Equity RPM Fund and LVIP Dimensional U.S. Equity RPM Fund will invest a substantial portion of their assets in other open-end investment companies (Underlying Funds) that invest in U.S. and foreign stocks and money market instruments. The Underlying Funds will primarily be Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc. mutual funds. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market instruments. The Funds’ advisor will also employ an actively managed risk-management overlay strategy.

The LVIP Dimensional/Vanguard Total Bond Fund will invest a substantial portion of its assets in Underlying Funds and Exchange Traded Funds (ETFs) which, in turn, invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be a combination of Dimensional Investment Group Inc. mutual funds and Vanguard ETF® funds. In addition to mutual fund and ETF investments, the Fund may invest in individual securities, such as money market instruments.

The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund will invest a substantial portion of their assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETF investments, the Funds may invest in individual securities, such as money market instruments.

The investment objective of the LVIP Dimensional Non-U.S. Equity RPM Fund, LVIP Dimensional U.S. Equity RPM Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.

The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The Funds value Underlying Funds that are open-end Funds at their published net asset value (NAV) computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax position taken on federal income tax returns for all open tax years (December 31, 2011-December 31, 2013), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

LVIP Dimensional/Vanguard Allocation Funds–23

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios, providing certain administrative services to the Funds, and managing the LVIP Dimensional Non-U.S. Equity RPM Fund and the LVIP Dimensional U.S. Equity RPM Fund’s risk portfolio management (RPM) volatility strategy. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. Prior to May 1, 2013 the waiver amount was 0.05% of average daily net assets of each Fund. Effective May 1, 2013, this waiver was discontinued for LVIP Dimensional Non-U.S. Equity RPM Fund and LVIP Dimensional U.S. Equity RPM Fund. This agreement will continue at least through April 30, 2014 for the remaining Funds, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

Prior to May 1, 2013 LIAC had contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceeded 0.30% of the Funds’ average daily net assets for the Standard Class (and 0.55% for the Service Class).

Effective May 1, 2013 LIAC has agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed the following percentages of average net assets:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Standard Class	0.35%	0.35%	0.30%	0.30%
Service Class	0.60%	0.60%	0.55%	0.55%

The agreement will continue at least through April 30, 2014 for LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund, and through July 1, 2014 for LVIP Dimensional U.S. Equity RPM Fund and LVIP Dimensional Non-U.S. Equity RPM Fund, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. LVIP Dimensional/Vanguard Total Bond Fund is no longer subject to an expense cap.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted as follows:

LVIP Dimensional/Vanguard Allocation Funds–24

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administration fees	$3,517	$6,503	$8,406	$5,254	$3,087
Legal fees	638	1,182	1,504	939	575

Lincoln Life also performs daily trading operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2013, these fees amounted as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Trading operation fees	$4,223	$6,527	$1,795	$1,116	$591

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013, the Funds had receivables from and liabilities payable to affiliates as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Expense reimbursement receivable from LIAC	$—	$—	$—	$—	$1,576
Management fees payable to LIAC	25,865	48,019	39,907	24,067	13,936
Distribution fees payable to LFD	18,813	44,938	47,223	27,365	15,240
Trading operation fees payable to Lincoln Life	942	526	145	87	51

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$72,844,415	$111,147,773	$128,349,921	$51,464,968	$37,768,656
Sales	9,845,024	21,953,663	17,709,228	23,312,759	11,694,611

LVIP Dimensional/Vanguard Allocation Funds–25

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Funds were as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$119,275,769	$193,612,239	$255,722,974	$108,542,920	$76,007,004

Aggregate unrealized appreciation	$15,598,685	$44,342,809	$46,003	$35,775,936	$13,461,105
Aggregate unrealized depreciation	(602,182)	(501,161)	(7,506,660)	(531,703)	(1,116,809)

Net unrealized appreciation (depreciation)	$14,996,503	$43,841,648	$(7,460,657)	$35,244,233	$12,344,296

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Investment Companies	$134,272,272	$237,453,887	$248,262,317	$143,787,153	$88,351,300

Futures Contracts	$400,619	$868,252	$—	$—	$—

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2013 and 2012 was as follows:

LVIP Dimensional/Vanguard Allocation Funds–26

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2013
Ordinary income	$2,078,893	$1,637,669	$2,760,564	$1,285,540	$1,563,815
Long-term capital gains	113,830	843,105	446,145	—	—
Return of capital	—	—	—	—	9,527

Total	$2,192,723	$2,480,774	$3,206,709	$1,285,540	$1,573,342

Year ended December 31, 2012
Ordinary income	$1,049,302	$793,066	$1,872,647	$1,061,739	$2,355,813
Long-term capital gains	81,980	16,353	191,658	—	—
Return of capital	—	—	—	—	2,542,610

Total	$1,131,282	$809,419	$2,064,305	$1,061,739	$4,898,423

In addition, LVIP Dimensional U.S. Equity RPM Fund and LVIP Vanguard Domestic Equity ETF Fund declared ordinary income consent dividends of $351,246 and $225,229, respectively, for the year ended December 31, 2012. Such amounts have been deemed paid and contributed to the respective Fund as additional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Shares of beneficial interest	$122,111,748	$191,418,830	$254,266,021	$112,200,134	$77,577,554
Undistributed ordinary income	123,273	57,829	359,701	661,384	—
Undistributed long-term capital gains	—	—	274,978	215,924	—
Capital loss carryforwards	(1,681,731)	(17,893)	—	—	(3,323,783)
Unrealized appreciation (depreciation)	15,108,585	43,841,648	(7,460,657)	35,244,233	12,344,296

Net assets	$135,661,875	$235,300,414	$247,440,043	$148,321,675	$86,598,067

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, foreign currency contracts and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Funds recorded the following reclassifications:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund
Undistributed net investment income	$76,669	$(268,314)	$75,852	$(202,929)
Accumulated net realized loss	(76,669)	(82,932)	(75,852)	(22,300)
Paid-in capital	—	351,246	—	225,229

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

LVIP Dimensional/Vanguard Allocation Funds–27

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Losses incurred that will be carried forward under the Act are as follows:

Capital loss carryforward character:	LVIP Dimensional Non-U.S Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Vanguard International Equity ETF Fund
Short-term	$1,191,940	$17,893	$294,974
Long-term	489,791	—	3,028,809

Total	$1,681,731	$17,893	$3,323,783

During the fiscal year 2013 the Funds utilized capital loss carryforwards as follows:

LVIP Vanguard Domestic Equity ETF Fund	$19,667
LVIP Vanguard International Equity ETF Fund	21,011

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund		LVIP Dimensional U.S. Equity RPM Fund		LVIP Dimensional/ Vanguard Total Bond Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	1,078,147	1,340,921	1,104,351	206,922	1,059,941	744,060
Service Class	7,164,127	2,105,982	9,519,876	7,432,074	13,299,145	10,933,551
Shares issued upon reinvestment ofdividends and distributions:
Standard Class	62,786	52,388	14,666	2,455	19,477	10,922
Service Class	150,683	75,756	172,350	74,984	294,187	181,403

	8,455,743	3,575,047	10,811,243	7,716,435	14,672,750	11,869,936

Shares redeemed:
Standard Class	(107,388)	(93,197)	(253,054)	(46,265)	(537,217)	(87,514)
Service Class	(861,500)	(745,650)	(2,157,164)	(1,598,760)	(3,600,912)	(3,618,309)

	(968,888)	(838,847)	(2,410,218)	(1,645,025)	(4,138,129)	(3,705,823)

Net increase	7,486,855	2,736,200	8,401,025	6,071,410	10,534,621	8,164,113

LVIP Dimensional/Vanguard Allocation Funds–28

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares (continued)

	LVIP
	Vanguard		LVIP Vanguard
	Domestic		International
	Equity ETF Fund		Equity ETF Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12
Shares sold:
Standard Class	2,054,044	454,486	1,065,776	178,623
Service Class	3,482,032	4,369,905	2,886,029	5,485,492
Shares issued upon reinvestment of dividends and distributions:
Standard Class	10,991	3,476	21,821	5,688
Service Class	85,145	100,556	132,829	554,473

	5,632,212	4,928,423	4,106,455	6,224,276

Shares redeemed:
Standard Class	(1,188,911)	(308,113)	(174,781)	(52,487)
Service Class	(1,848,186)	(1,902,730)	(1,251,450)	(10,238,539)

	(3,037,097)	(2,210,843)	(1,426,231)	(10,291,026)

Net increase (decrease)	2,595,115	2,717,580	2,680,224	(4,066,750)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–LVIP Dimensional Non-U.S. Equity RPM Fund and LVIP Dimensional U.S. Equity RPM Fund may use futures in the normal course of pursuing their investment objectives and strategies. Each Fund may invest in futures contracts to hedge against fluctuations in the value of their portfolio securities. In addition, each Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of deriviative instruments as of December 31, 2013 were as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts
(Futures contracts)	Variation margin receivable on futures*	$372,045	Variation margin receivable on futures*	$—
Currency contracts
(Futures contracts)	Variation margin receivable on futures*	68,815	Variation margin receivable on futures*	(40,241)

Total		$440,860		$(40,241)

*Includes cummulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported on the Statements of Assets and Liabilities.

LVIP Dimensional/Vanguard Allocation Funds–29

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

	LVIP Dimensional U.S. Equity RPM Fund

	Asset Derivatives			Liability Derivatives

	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equit’y contracts
(Futures contracts)	Variation margin receivable on futures*	$868,252	Variation margin receivable on futures*	$—

*Includes cummulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the for the year ended December 31, 2013 was as follows:

LVIP Dimensional Non-U.S. Equity RPM Fund
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$8,688	$—
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,312,566)	372,045
Currency contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(88,193)	28,574

Total		$(2,392,071)	$400,619

LVIP Dimensional U.S. Equity RPM Fund
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(5,134,196)	$868,252

Derivatives Generally–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume Futures Contracts (Average Value)	Liability Derivative Volume Futures Contracts (Average Value)
LVIP Dimensional Non-U.S. Equity RPM Fund	$1,133,959	$11,876,807
LVIP Dimensional U.S. Equity RPM Fund	4,822,511	8,501,281

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Dimensional/Vanguard Allocation Funds–30

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional/Vanguard Allocation Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Dimensional Non-U.S. Equity RPM Fund, LVIP Dimensional U.S. Equity RPM Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund, and LVIP Vanguard International Equity ETF Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional Non-U.S. Equity RPM Fund, LVIP Dimensional U.S. Equity RPM Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund, and LVIP Vanguard International Equity ETF Fund of the Lincoln Variable Insurance Products Trust at December31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Dimensional/Vanguard Allocation Funds–31

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)
LVIP Dimensional Non-U.S. Equity RPM Fund	5.19%	94.81%	0.00%	100.00%
LVIP Dimensional U.S. Equity RPM Fund	33.99%	66.01%	0.00%	100.00%
LVIP Dimensional/Vanguard Total Bond Fund	13.91%	86.09%	0.00%	100.00%
LVIP Vanguard Domestic Equity ETF Fund	0.00%	100.00%	0.00%	100.00%
LVIP Vanguard International Equity ETF Fund	0.00%	99.39%	0.61%	100.00%

(A), (B) and (C) are based on a percentage of the Funds’ total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management Agreement

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for the LVIP Dimensional Non-US Equity RPM Fund, LVIP Dimensional US Equity RPM Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund, each a series of the Trust (each a “Fund” and collectively, the “LVIP Dimensional/Vanguard Allocation Funds”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC and Lincoln Life provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC.

LVIP Dimensional/Vanguard Allocation Funds–32

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreement.

In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for each Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year period ended June 30, 2013.

The Board reviewed the LVIP Dimensional Non-US Equity RPM Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Foreign Large Blend funds and the MSCI All Country World ex. U.S. Index (net dividends). The Board noted that the Fund’s return was above the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2011, which provided a limited period of time to evaluate investment performance. The Board also considered that a Risk Protection Management (“RPM”) strategy was implemented for the Fund in May 2013 by which LIAC, with respect to 0-20% of the Fund’s assets, would actively manage the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and that the remaining 80-100% of the Fund’s assets are managed according to the investment mandate. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Dimensional US Equity RPM Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Blend funds and the Russell 3000® Index. The Board noted that the Fund’s return was above the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2011, which provided a limited period of time to evaluate investment performance. The Board also considered that a Risk Protection Management (“RPM”) strategy was implemented for the Fund in May 2013 by which LIAC, with respect to 0-20% of the Fund’s assets, would actively manage the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and that the remaining 80-100% of the Fund’s assets are managed according to the investment mandate. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Dimensional/Vanguard Total Bond Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar World Bond funds and the Barclays Capital U.S. Aggregate Bond Index. The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2011, which provided a limited period of time to evaluate investment performance. The Board considered LIAC’s view that underperformance was due to underperforming funds with exposure to non-U.S. bonds, which were not represented in the benchmark index and that U.S. bonds had outperformed non-U.S. bonds during the one year period and that the Fund was more diversified than the benchmark index and other bond funds in its peer group. The Board considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Vanguard Domestic Equity ETF Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Blend funds and the Russell 3000® Index. The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2011, which provided a limited period of time to evaluate investment performance. The Board considered LIAC’s view that the Fund’s asset allocation bias to income and value investments detracted during the one year period reviewed and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Vanguard International Equity ETF Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Foreign Large Blend funds and the MSCI All Country World ex. U.S. Index (net dividends). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and above the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2011, which provided a limited period of time to evaluate investment performance. The Board considered LIAC’s view that the peer group funds did not have the emerging markets exposure that the

LVIP Dimensional/Vanguard Allocation Funds–33

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Fund had and that emerging markets returns had lagged during the one year period reviewed. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for each Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Funds’ separate administrative fee in the Funds’ management fees in its report.

The Board considered that LIAC had implemented an expense limitation through July 1, 2014 of 0.35% for the LVIP Dimensional Non-U.S. Equity RPM Fund and the LVIP Dimensional U.S. Equity RPM Fund. The Board noted that the investment management fees for each Fund, giving effect to the expense limitation, were above the median investment management fee of the respective Morningstar peer group. The Board considered that total expenses including acquired fund fees and expenses, giving effect to the expense limitation for each Fund, were below the average expense ratios of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the expense limitation, was reasonable.

The Board considered that LIAC has implemented an advisory fee waiver of 0.05% for the LVIP Dimensional/Vanguard Total Bond Fund through April 30, 2014. The Board noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2014 of 0.05% and an expense limitation of 0.30% for the standard class for LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund. The Board noted that the investment management fees for each Fund, giving effect to the advisory fee waiver and expense limitation, were lower than the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and/or expense limitation for each Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that its continuation is in the best interests of each Fund.

LVIP Dimensional/Vanguard Allocation Funds–34

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Dimensional/Vanguard Allocation Funds–35

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds–37

LVIP Global Income Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP Global Income Fund

LVIP Global Income Fund

2013 Annual Report Commentary (unaudited)

The Fund returned (2.76%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Citigroup World Government Bond Index non-U.S.*, returned (4.56%).

Managed by:

Franklin Advisers, Inc.

The global economic recovery was mixed during the year under review. The recovery in emerging markets moderated after many economies had previously returned to and exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, have enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the G-3 (U.S., Eurozone and Japan) continued to be slow by the standards of previous recoveries. Improving sentiment, relatively strong fundamentals, and continued provision of global liquidity supported assets perceived as risky and equity markets performed well.

Fears of possible reductions in stimulative government policies contributed to periods of risk aversion, when credit spreads widened and assets perceived as risky sold off, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored risk assets. Against this backdrop, extensive liquidity creation continued, in particular from the Bank of Japan’s commitment to raise its inflation target, as well as from the European Central Bank’s interest rate cuts.

During the period, the U.S. Federal Reserve Board (Fed) announced it might reduce the size of its quantitative easing program at subsequent meetings. The announcement led risk assets, particularly those in emerging markets, to sell off as market participants’ expectations of global liquidity conditions began to change. The Fed later confirmed it would begin tapering its asset purchases from $85 billion per month to $75 billion per month beginning in January 2014.

In 2013, currency positions and interest rate strategies contributed to the Fund’s performance. The Fund’s large net-negative exposure to the Japanese yen, achieved via the use of currency forward contracts, meaningfully contributed to relative performance during the year as the yen depreciated against the U.S. dollar. Net negative exposure to the euro detracted from relative performance as the monetary union’s currency appreciated against the U.S. dollar during the year.

The Fund maintained a defensive posture with respect to interest rate risk in developed and emerging markets. Nonetheless, select duration exposures in Europe contributed to relative performance. The Fund’s sovereign credit exposures were largely neutral in terms of relative performance during the year.

Michael Hasenstab, Ph.D

Canyon Chan, CFA

Franklin Advisers, Inc.

Managed by:

Mondrian Investment Partners Limited

International markets were up slightly in local market terms, but international currencies were down 5.9% versus the U.S. dollar over the year. The strongest performing markets were the Eurozone (up 6.8%) and Poland (up 4.1%). The Eurozone was relatively strong in local terms, as the spreads of peripheral Eurozone markets contracted over the year. Poland was also a strong performer, helped by reasonably benign local economic conditions. The weakest performing markets were South Africa (down 18.6%), Japan (down 15.9%) and Australia (down 13.7%). The Australian market was close to flat in local terms, but the Australian dollar fell significantly, falling from an extremely high level as measured by our Purchasing Power Parity statistics. Japan was also a strong performer in local market terms, but was weak in U.S. dollar terms, as the policies of the new Abe administration helped to weaken the Japanese yen.

Mondrian’s portion of the Fund underperformed the benchmark index by approximately 2.5% for the year. The primary detractor was the underweight to the Eurozone and the defensive underweight to the Eurozone periphery in particular. The zero weight to peripheral Eurozone countries, including Spain and Italy, was maintained throughout the year. In addition, the underweight to the UK was also a modest detractor. Partially offsetting these positions were the overweight to Poland, Sweden and the Australian market, which all added to performance over the period.

Christopher Moth

David Wakefield

Matthew Day

Mondrian Investment Partners Limited

The views expressed represent the Managers’ assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Income Fund–1

LVIP Global Income Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 5/4/09 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Global Income Fund Standard Class shares on 5/4/09. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested would have increased to $12,762 for the Standard Class Shares and increased to $12,628 for the Service Class Shares. For comparison look at how the Citigroup World Government Bond Index non-U.S. did over the same period. The same $10,000 investment would have increased to $11,782. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns	Ended
on investment	12/31/13

Standard Class Shares
One Year	- 2.76%
Inception (5/4/09)	+ 5.36%

Service Class Shares
One Year	- 3.01%
Inception (5/4/09)	+ 5.12%

*

The Citigroup World Government Bond Index non-U.S. is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

LVIP Global Income Fund–2

LVIP Global Income Fund

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,022.00	0.68%	$3.47
Service Class Shares	1,000.00	1,020.80	0.93%	4.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.78	0.68%	$3.47
Service Class Shares	1,000.00	1,020.52	0.93%	4.74

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund

Security Type/Country Allocations (unaudited)

As of December 31, 2013

Percentage
Security Type	of Net Assets
Corporate Bonds	2.86%
Sovereign Bonds	65.33%
Supranational Banks	6.00%
U.S. Treasury Obligations	1.97%
Money Market Fund	18.56%
Short-Term Investment	2.28%
Total Value of Securities	97.00%
Receivables and Other Assets Net of Liabilities	3.00%
Total Net Assets	100.00%

Percentage
Country	of Net Assets
Australia	4.88%
Austria	2.24%
Brazil	1.57%
Canada	3.74%
Denmark	2.18%
Finland	2.21%
France	2.22%
Germany	3.45%
Hungary	2.22%
Iceland	0.07%
Indonesia	0.46%
Ireland	3.19%
Japan	7.47%
Malaysia	4.14%
Mexico	4.70%
Netherlands	2.27%
Peru	0.01%
Philippines	0.66%
Poland	5.31%
Republic of Korea	5.08%
Republic of Lithuania	0.29%
Republic of Vietnam	0.06%
Russia	0.17%
Serbia	0.26%
Singapore	1.59%
Slovenia	0.59%
Supranational	6.00%
Sweden	4.96%
Ukraine	1.75%
United Kingdom	0.45%
United States	1.97%
Total	76.16%

LVIP Global Income Fund–4

LVIP Global Income Fund

Statement of Net Assets

December 31, 2013

		Principal Amount°	Value (U.S. $)

rCORPORATE BONDS–2.86%
Germany–2.33%
KFW
1.35% 1/20/14	JPY	775,000,000	$7,361,032
2.05% 2/16/26	JPY	1,440,000,000	15,594,698
Landwirtschaftliche
Rentenbank 1.50% 6/20/14	JPY	800,000,000	7,645,030

			30,600,760

Republic of Korea–0.08%
#Export-Import Bank of Korea
144A 1.45% 5/19/14	SEK	6,420,000	999,933

			999,933

United Kingdom–0.45%
HSBC Holdings
6.00% 6/10/19	EUR	2,380,000	3,811,365
6.25% 3/19/18	EUR	200,000	320,367
Lloyds TSB Bank 5.375% 9/3/19	EUR	1,100,000	1,795,525

			5,927,257

Total Corporate Bonds (Cost $42,686,617)			37,527,950

rSOVEREIGN BONDS–65.33%
Australia–4.88%
Australian Government
4.75% 4/21/27	AUD	8,800,000	8,077,772
5.25% 3/15/19	AUD	25,900,000	25,082,224
5.75% 5/15/21	AUD	31,000,000	30,985,950

			64,145,946

Austria–2.24%
Republic of Austria
#144A 3.50% 7/15/15	EUR	7,900,000	11,424,256
6.25% 7/15/27	EUR	9,300,000	18,037,519

			29,461,775

Brazil–1.57%
Brazil Letras do Tesouro Nacional
≠0.313% 1/1/16	BRL	7,750,000	2,627,359
≠2.267% 1/1/17	BRL	14,140,000	4,217,073
≠9.61% 4/1/14	BRL	5,470,000	2,261,274
≠9.907% 1/1/15	BRL	318,000	121,578
Brazil Notas do Tesouro Nacional Series B
6.00% 5/15/15	BRL	146,500	1,503,849
6.00% 8/15/22	BRL	427,000	4,255,160
—6.00% 5/15/45	BRL	50,000	470,553
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/17	BRL	3,000,000	1,140,590
10.00% 1/1/21	BRL	2,800,000	1,029,903
10.00% 1/1/23	BRL	8,250,000	2,949,996

			20,577,335

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Canada–3.74%
Canada Government
International Bond
3.50% 1/13/20	EUR	18,300,000	$28,569,243
Canadian Government
1.00% 2/1/14	CAD	5,288,000	4,978,531
1.00% 11/1/14	CAD	3,240,000	3,050,844
1.00% 2/1/15	CAD	7,654,000	7,206,427
2.00% 3/1/14	CAD	1,145,000	1,079,835
2.00% 12/1/14	CAD	2,782,000	2,643,417
2.25% 8/1/14	CAD	1,638,000	1,553,536

			49,081,833

Denmark–2.18%
Denmark Kingdom
1.75% 10/5/15	EUR	4,550,000	6,421,041
3.125% 3/17/14	EUR	16,000,000	22,138,666

			28,559,707

Finland–2.21%
Finnish Government
#144A 3.50% 4/15/21	EUR	14,050,000	21,686,633
#144A 4.25% 7/4/15	EUR	5,000,000	7,298,260

			28,984,893

France–2.22%
France O.A.T.
2.25% 10/25/22	EUR	5,500,000	7,578,562
5.50% 4/25/29	EUR	12,000,000	21,572,351

			29,150,913

Germany–1.12%
Bundesobligation
0.50% 2/23/18	EUR	3,200,000	4,360,692
0.75% 2/24/17	EUR	1,850,000	2,569,597
Deutschland Republic
2.50% 1/4/21	EUR	5,300,000	7,823,906

			14,754,195

Hungary–2.22%
Hungary Government
5.50% 2/12/14	HUF	60,300,000	279,619
5.50% 2/12/16	HUF	230,900,000	1,109,498
5.50% 12/22/16	HUF	24,120,000	116,489
5.50% 12/20/18	HUF	44,780,000	214,614
6.00% 11/24/23	HUF	17,360,000	82,594
6.50% 6/24/19	HUF	390,200,000	1,949,960
6.75% 8/22/14	HUF	179,180,000	847,125
6.75% 2/24/17	HUF	1,145,000,000	5,692,280
6.75% 11/24/17	HUF	183,690,000	921,899
7.00% 6/24/22	HUF	49,580,000	251,007
7.50% 11/12/20	HUF	31,620,000	164,907
7.75% 8/24/15	HUF	56,580,000	280,091
8.00% 2/12/15	HUF	26,700,000	130,021

LVIP Global Income Fund–5

LVIP Global Income Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Hungary (continued)
Hungary Government International Bond
3.875% 2/24/20	EUR	490,000	$678,306
4.125% 2/19/18		2,510,000	2,550,160
4.375% 7/4/17	EUR	470,000	679,891
5.375% 2/21/23		4,640,000	4,605,200
5.75% 6/11/18	EUR	500,000	752,412
6.00% 1/11/19	EUR	200,000	304,030
6.25% 1/29/20		4,182,000	4,532,242
6.375% 3/29/21		2,580,000	2,779,950
Hungary Treasury Bills
≠4.07% 6/25/14	HUF	19,820,000	90,872
≠5.16% 1/8/14	HUF	17,790,000	82,268

			29,095,435

Iceland–0.07%
#Republic of Iceland 144A
5.875% 5/11/22		950,000	970,590

			970,590

Indonesia–0.46%
Indonesia Government
10.00% 9/15/24	IDR	25,030,000,000	2,231,870
10.00% 2/15/28	IDR	7,040,000,000	624,267
12.80% 6/15/21	IDR	29,990,000,000	3,079,707
Indonesia Treasury Bond
8.25% 7/15/21	IDR	590,000,000	48,059
11.00% 11/15/20	IDR	233,000,000	21,807

			6,005,710

Ireland–3.19%
Irish Government
4.40% 6/18/19	EUR	1,384,000	2,092,207
4.50% 10/18/18	EUR	356,000	543,586
4.50% 4/18/20	EUR	2,446,000	3,684,755
5.00% 10/18/20	EUR	9,009,000	13,951,901
5.40% 3/13/25	EUR	7,191,700	11,265,649
5.50% 10/18/17	EUR	4,365,000	6,831,761
5.90% 10/18/19	EUR	2,137,000	3,454,569

			41,824,428

Japan–7.47%
Development Bank of Japan
1.60% 6/20/14	JPY	240,000,000	2,294,163
Japan Government 5 Yr Bond
0.40% 9/20/15	JPY	2,756,500,000	26,301,996
Japan Government 10 Yr Bonds
0.80% 9/20/22	JPY	2,020,000,000	19,436,437
1.70% 3/20/17	JPY	600,000,000	5,978,843
1.90% 6/20/16	JPY	760,000,000	7,529,884
Japan Government 20 Yr Bonds
1.90% 3/22/21	JPY	1,900,000,000	19,840,780

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Japan (continued)
Japan Government 20 Yr Bonds (continued)
2.10% 9/20/24	JPY	800,000,000	$8,632,496
2.10% 12/20/26	JPY	748,000,000	8,113,682

			98,128,281

Malaysia–4.14%
Bank Negara Malaysia Monetary Notes
≠2.83% 9/9/14	MYR	165,000	49,324
≠2.83% 9/18/14	MYR	160,000	47,795
≠2.86% 7/8/14	MYR	1,330,000	399,614
≠2.86% 8/14/14	MYR	5,840,000	1,749,415
≠2.872% 6/10/14	MYR	5,880,000	1,770,769
≠2.875% 7/15/14	MYR	1,310,000	393,379
≠2.876% 8/5/14	MYR	3,610,000	1,082,181
≠2.876% 11/6/14	MYR	1,060,000	315,414
≠2.88% 7/3/14	MYR	2,600,000	781,521
≠2.887% 6/17/14	MYR	3,200,000	963,133
≠2.895% 10/2/14	MYR	1,365,000	407,301
≠2.895% 10/16/14	MYR	3,010,000	897,152
≠2.896% 6/19/14	MYR	5,880,000	1,769,467
≠2.914% 8/21/14	MYR	2,165,000	648,179
≠2.927% 11/18/14	MYR	690,000	205,121
≠2.943% 10/28/14	MYR	8,895,000	2,648,689
≠Malaysia Treasury Bill
2.90% 5/30/14	MYR	260,000	78,354
Malaysian Government
3.172% 7/15/16	MYR	13,000,000	3,950,680
3.197% 10/15/15	MYR	4,675,000	1,423,333
3.26% 3/1/18	MYR	11,000,000	3,302,550
3.418% 8/15/22	MYR	8,500,000	2,454,487
3.434% 8/15/14	MYR	24,450,000	7,479,440
3.48% 3/15/23	MYR	24,500,000	7,116,150
3.741% 2/27/15	MYR	7,805,000	2,392,768
3.835% 8/12/15	MYR	12,305,000	3,784,562
4.72% 9/30/15	MYR	26,319,000	8,224,902

			54,335,680

Mexico–4.70%
Mexican Bonos
6.00% 6/18/15	MXN	11,371,000	901,314
6.25% 6/16/16	MXN	12,770,000	1,029,760
6.50% 6/10/21	MXN	136,000,000	10,741,697
7.00% 6/19/14	MXN	32,090,000	2,509,318
7.25% 12/15/16	MXN	97,322,000	8,039,127
7.50% 6/3/27	MXN	124,700,000	10,210,908
7.75% 12/14/17	MXN	24,000,000	2,020,095
8.00% 12/17/15	MXN	48,029,000	3,968,569
8.50% 12/13/18	MXN	87,500,000	7,586,182
9.50% 12/18/14	MXN	36,690,000	2,967,216
Mexican Cetes
≠3.61% 3/20/14	MXN	1,076,800	818,766

LVIP Global Income Fund–6

LVIP Global Income Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Mexico (continued)
Mexican Cetes (continued)
≠3.689% 10/16/14	MXN	366,704,000	$2,730,123
≠3.70% 12/11/14	MXN	466,730,000	3,455,511
≠3.909% 4/3/14	MXN	755,100	573,391
≠3.942% 4/30/14	MXN	1,724,100	1,305,682
≠4.003% 1/9/14	MXN	1,055,990	808,363
Mexican Udibonos
2.50% 12/10/20	MXN	3,789,940	294,309
3.50% 12/14/17	MXN	6,937,260	573,408
4.00% 6/13/19	MXN	4,812,060	408,212
4.50% 12/18/14	MXN	2,709,124	217,722
5.00% 6/16/16	MXN	6,841,120	579,250

			61,738,923

Netherlands–2.27%
Netherlands Government Bonds
#144A 2.25% 7/15/22	EUR	7,000,000	9,803,219
#144A 2.75% 1/15/15	EUR	7,900,000	11,154,359
#144A 5.50% 1/15/28	EUR	4,800,000	8,832,337

			29,789,915

Peru–0.01%
Peru Government
7.84% 8/12/20	PEN	427,000	174,208

			174,208

Philippines–0.66%
Philippine Government Bonds
1.625% 4/25/16	PHP	1,950,000	43,585
6.25% 1/27/14	PHP	170,080,000	3,845,539
7.00% 1/27/16	PHP	10,500,000	260,811
9.125% 9/4/16	PHP	6,310,000	168,073
Philippine Treasury Bills
≠0.136% 11/5/14	PHP	140,000	3,129
≠0.152% 10/8/14	PHP	80,660,000	1,805,024
≠0.203% 4/2/14	PHP	25,680,000	578,164
≠0.512% 3/5/14	PHP	23,520,000	529,328
≠0.522% 2/5/14	PHP	8,310,000	187,095
≠0.609% 1/8/14	PHP	5,400,000	121,615
≠0.712% 8/6/14	PHP	4,100,000	92,139
≠0.715% 9/3/14	PHP	22,920,000	513,688
≠0.72% 4/10/14	PHP	16,570,000	372,616
≠0.958% 7/2/14	PHP	7,110,000	159,857

			8,680,663

Poland–5.31%
Poland Government
5.75% 10/25/21	PLN	73,050,000	26,617,018
Poland Government Bonds
•2.71% 1/25/17	PLN	11,108,000	3,664,422
•2.71% 1/25/21	PLN	11,269,000	3,649,411
^3.659% 7/25/14	PLN	3,420,000	1,117,393

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Poland (continued)
Poland Government Bonds (continued)
5.25% 10/25/17	PLN	14,000,000	$4,927,937
5.25% 10/25/20	PLN	31,500,000	11,191,016
5.50% 10/25/19	PLN	13,850,000	4,963,189
5.75% 4/25/14	PLN	38,450,000	12,853,242
Republic of Poland
6.375% 7/15/19		680,000	796,450

			69,780,078

Republic of Korea–5.00%
Korea Monetary Stabilization Bonds
2.47% 4/2/15	KRW	4,724,870,000	4,463,001
2.55% 5/9/14	KRW	489,600,000	463,690
2.57% 6/9/14	KRW	2,007,000,000	1,900,812
2.74% 2/2/15	KRW	2,121,250,000	2,010,348
2.76% 6/2/15	KRW	16,570,000,000	15,703,678
2.80% 8/2/15	KRW	9,507,160,000	9,015,397
2.81% 10/2/15	KRW	142,000,000	134,680
2.84% 12/2/14	KRW	2,725,460,000	2,585,984
2.90% 12/2/15	KRW	13,179,200,000	12,516,049
Korea Treasury Bonds
2.75% 12/10/15	KRW	6,928,300,000	6,559,889
2.75% 6/10/16	KRW	4,452,000,000	4,211,314
3.00% 12/10/16	KRW	4,489,700,000	4,272,552
3.25% 6/10/15	KRW	849,700,000	810,761
4.00% 9/10/15	KRW	661,400,000	639,076
4.00% 3/10/16	KRW	253,600,000	246,245
4.50% 3/10/15	KRW	126,800,000	122,645

			65,656,121

Republic of Lithuania–0.29%
Lithuania Government International Bonds
#144A 6.125% 3/9/21		1,640,000	1,865,992
#144A 6.75% 1/15/15		660,000	700,593
#144A 7.375% 2/11/20		1,060,000	1,278,890

			3,845,475

Republic of Vietnam–0.06%
#Republic of Vietnam 144A
6.75% 1/29/20		760,000	830,300

			830,300

Russia–0.17%
Russian-Eurobond
#144A 7.50% 3/31/30		1,665,950	1,944,497
7.50% 3/31/30		275,275	321,301

			2,265,798

Serbia–0.26%
Republic of Serbia
#144A 4.875% 2/25/20		1,370,000	1,298,760

LVIP Global Income Fund–7

LVIP Global Income Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Serbia (continued)
Republic of Serbia (continued)
#144A 5.25% 11/21/17		680,000	$685,100
#144A 7.25% 9/28/21		1,390,000	1,468,187

			3,452,047

Singapore–1.59%
Monetary Authority of Singapore
0.29% 2/3/14	SGD	585,000	463,320
0.302% 2/14/14	SGD	1,130,000	894,905
0.31% 2/7/14	SGD	1,070,000	847,421
Singapore Government Bonds
0.25% 2/1/14	SGD	14,800,000	11,722,704
1.125% 4/1/16	SGD	1,460,000	1,177,549
Singapore Treasury Bills
≠0.251% 5/2/14	SGD	1,709,000	1,352,735
0.277% 5/16/14	SGD	1,220,000	965,575
0.281% 5/2/14	SGD	2,060,000	1,630,564
≠0.287% 4/4/14	SGD	1,500,000	1,187,537
0.291% 5/30/14	SGD	760,000	601,443

			20,843,753

Slovenia–0.59%
Slovenia Government International Bonds
#144A 5.50% 10/26/22		4,340,000	4,345,425
#144A 5.85% 5/10/23		3,285,000	3,350,700

			7,696,125

Sweden–4.96%
Kommuninvest I Sverige
2.25% 5/5/14	SEK	18,150,000	2,836,058
Sweden Government
3.50% 6/1/22	SEK	182,000,000	30,856,445
4.50% 8/12/15	SEK	60,000,000	9,870,707
5.00% 12/1/20	SEK	117,000,000	21,537,940

			65,101,150

Ukraine–1.75%
Financing of Infrastrucural Projects State Enterprise
#144A 7.40% 4/20/18		200,000	183,000
#144A 8.375% 11/3/17		100,000	92,250
Ukraine Government
#144A 4.95% 10/13/15	EUR	100,000	131,971
#144A 6.25% 6/17/16		1,090,000	1,028,415
#144A 6.58% 11/21/16		1,028,000	968,890
#144A 6.75% 11/14/17		1,790,000	1,655,750
#144A 7.50% 4/17/23		3,000,000	2,701,500
#144A 7.75% 9/23/20		3,443,000	3,193,382
#144A 7.80% 11/28/22		2,960,000	2,690,640
#144A 7.95% 6/4/14		2,600,000	2,606,500
#144A 7.95% 2/23/21		3,670,000	3,403,925

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Ukraine (continued)
Ukraine Government (continued)
#144A 9.25% 7/24/17		4,290,000	$4,298,923

			22,955,146

Total Sovereign Bonds (Cost $849,639,307)			857,886,423

SUPRANATIONAL BANKS–6.00%
Asian Development Bank 2.35% 6/21/27	JPY	1,490,000,000	16,624,736
European Investment Bank 1.40% 6/20/17	JPY	1,750,000,000	17,358,189
1.90% 1/26/26	JPY	1,135,000,000	11,878,927
International Bank for Reconstruction & Development 3.50% 11/12/14 .	SEK	111,000,000	17,617,642
Nordic Investment Bank 1.70% 4/27/17	JPY	1,540,000,000	15,280,835

Total Supranational Banks (Cost $88,419,582)			78,760,329

U.S. TREASURY OBLIGATIONS–1.97%
U.S. Treasury Notes
0.625% 8/15/16		11,500,000	11,503,139
2.50% 8/15/23		15,000,000	14,406,450

Total U.S. Treasury Obligations (Cost $25,924,481)			25,909,589

		Number of Shares

MONEY MARKET FUND–18.56%
Dreyfus Treasury & Agency
Cash Management Fund		243,696,225	243,696,225

Total Money Market Fund (Cost $243,696,225)			243,696,225

		Principal Amount°

SHORT-TERM INVESTMENT–2.28%
≠Discount Note–2.28%
Federal Home Loan Bank 0.01% 1/2/14		30,000,000	30,000,000

Total Short-Term Investment (Cost $30,000,000)			30,000,000

LVIP Global Income Fund–8

LVIP Global Income Fund

Statement of Net Assets (continued)

Value
(U.S $)

TOTAL VALUE OF SECURITIES–97.00% (Cost $1,280,366,212)	$1,273,780,516
ê RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.00%	39,435,286

NET ASSETS APPLICABLE TO 114,984,418 SHARES OUTSTANDING–100.00%	$1,313,215,802

NET ASSET VALUE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($781,803,378 / 68,417,233 Shares)	$11.427

NET ASSET VALUE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($531,412,424 / 46,567,185 Shares)	$11.412

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$1,319,406,222
Distributions in excess of net investment income	(7,860,348)
Accumulated net realized gain on investments.	213,184
Net unrealized appreciation of investments and derivatives.	1,456,744

Total net assets	$1,313,215,802

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2013, the aggregate value of Rule 144A securities was $112,893,177, which represented 8.60% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin.

—	Variable rate security. The rate shown is the rate as of December 31, 2013. Interest rates reset periodically.

ê

Of this amount, $228,838 represents payable for fund shares redeemed, $1,915,449 represents payable for securities purchased, $1,931,782 represents payable due to broker and $90,000 cash pledged as collateral for derivatives as of December 31, 2013.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

The following foreign currency exchange contracts, foreign cross currency exchange contracts and swap contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	CLP	64,000,000	USD	(129,764)	2/11/14	$(8,552)
BCLY	CLP	173,000,000	USD	(349,318)	3/5/14	(22,432)
BCLY	EUR	(268,000)	USD	352,245	1/21/14	(16,438)
BCLY	EUR	(108,000)	USD	145,918	2/11/14	(2,654)
BCLY	EUR	(627,000)	USD	836,944	2/20/14	(25,604)
BCLY	EUR	(360,463)	USD	480,551	2/26/14	(15,328)
BCLY	EUR	(364,952)	USD	487,482	2/27/14	(14,572)
BCLY	EUR	(384,227)	USD	502,737	3/7/14	(25,833)
BCLY	EUR	(608,514)	USD	792,735	3/10/14	(44,381)
BCLY	EUR	(233,016)	USD	303,216	3/17/14	(17,337)
BCLY	EUR	(145,209)	USD	188,568	3/21/14	(11,191)
BCLY	EUR	(590,000)	USD	796,706	3/27/14	(14,939)
BCLY	EUR	(396,801)	USD	510,702	4/7/14	(35,169)
BCLY	EUR	(390,401)	USD	514,150	4/22/14	(22,927)
BCLY	EUR	(545,488)	USD	712,516	4/25/14	(37,919)
BCLY	EUR	(273,608)	USD	356,839	4/30/14	(19,569)
BCLY	EUR	(1,018,187)	USD	1,349,545	5/5/14	(51,205)
BCLY	EUR	(60,000)	USD	78,741	5/7/14	(3,803)
BCLY	EUR	(878,515)	USD	1,159,430	5/16/14	(49,185)
BCLY	EUR	(7,441,690)	USD	9,579,314	5/21/14	(658,648)
BCLY	EUR	(343,382)	USD	443,649	5/30/14	(28,766)
BCLY	EUR	(942,383)	USD	1,228,666	6/5/14	(67,848)

LVIP Global Income Fund–9

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	EUR	(405,004)	USD	543,798	6/20/14	$(13,409)
BCLY	EUR	(228,000)	USD	298,087	7/16/14	(15,617)
BCLY	EUR	(357,000)	USD	469,544	7/18/14	(21,654)
BCLY	EUR	(767,000)	USD	1,015,814	7/28/14	(39,538)
BCLY	EUR	(59,984)	USD	79,517	7/29/14	(3,018)
BCLY	EUR	(97,592)	USD	129,587	8/4/14	(4,697)
BCLY	EUR	(1,015,000)	USD	1,346,133	8/5/14	(50,490)
BCLY	EUR	(705,000)	USD	934,230	8/19/14	(35,880)
BCLY	EUR	(251,004)	USD	336,493	8/25/14	(8,905)
BCLY	EUR	(63,718)	USD	85,127	9/19/14	(2,560)
BCLY	EUR	(153,728)	USD	208,110	9/24/14	(3,449)
BCLY	EUR	(590,000)	USD	797,060	9/29/14	(14,909)
BCLY	EUR	(71,749)	USD	98,785	10/15/14	38
BCLY	EUR	(7,075,000)	USD	9,675,062	10/21/14	(62,353)
BCLY	EUR	(174,440)	USD	235,912	11/5/14	(4,183)
BCLY	JPY	(81,840,000)	USD	884,049	2/25/14	106,815
BCLY	JPY	(190,420,000)	USD	2,055,411	2/27/14	246,974
BCLY	JPY	(288,085,900)	USD	2,905,764	3/7/14	169,662
BCLY	JPY	(132,160,000)	USD	1,397,084	3/24/14	141,767
BCLY	JPY	(60,393,560)	USD	636,727	3/25/14	63,077
BCLY	JPY	(122,220,000)	USD	1,256,418	4/21/14	95,300
BCLY	JPY	(275,090,000)	USD	2,826,764	6/10/14	212,444
BCLY	JPY	(79,441,000)	USD	816,453	6/30/14	61,379
BCLY	JPY	(49,760,000)	USD	501,319	7/29/14	28,214
BCLY	JPY	(13,360,000)	USD	138,059	8/11/14	11,018
BCLY	JPY	(11,394,000)	USD	117,512	8/22/14	9,154
BCLY	JPY	(34,125,000)	USD	347,151	8/26/14	22,604
BCLY	JPY	(24,430,094)	USD	248,172	9/18/14	15,772
BCLY	JPY	(108,530,000)	USD	1,112,899	10/22/14	80,098
BCLY	SGD	135,752	USD	(106,992)	2/12/14	543
BCLY	SGD	394,000	USD	(310,236)	8/18/14	1,949
BNYM	AUD	(70,330,000)	USD	66,268,757	1/31/14	3,602,712
CITI	CLP	9,443,140,500	USD	(18,149,413)	10/20/14	(722,604)
CITI	CLP	509,600,000	USD	(937,799)	11/17/14	(18)
CITI	EUR	(126,500)	USD	169,316	1/28/14	(4,707)
CITI	EUR	(45,000)	USD	60,937	2/10/14	(968)
CITI	EUR	(2,897,361)	USD	3,785,257	3/10/14	(200,565)
CITI	EUR	(162,300)	USD	210,695	3/18/14	(12,576)
CITI	EUR	(319,130)	USD	415,092	3/26/14	(23,925)
CITI	EUR	(625,871)	USD	826,055	5/13/14	(34,982)
CITI	EUR	(213,050)	USD	282,147	7/28/14	(10,999)
CITI	EUR	(114,169)	USD	151,993	8/8/14	(5,103)
CITI	EUR	(32,800)	USD	43,705	8/11/14	(1,428)
CITI	EUR	(4,177,000)	USD	5,625,270	11/7/14	(123,894)
CITI	INR	23,912,000	USD	(369,411)	3/3/14	11,681
CITI	INR	23,681,000	USD	(374,343)	4/7/14	(115)
CITI	JPY	(15,350,000)	USD	175,933	1/10/14	30,187
CITI	JPY	(547,300,000)	USD	6,178,548	1/17/14	981,822
CITI	JPY	(18,282,000)	USD	185,581	2/10/14	11,970
CITI	JPY	(326,760,000)	USD	3,536,076	2/13/14	433,015
CITI	JPY	(163,190,000)	USD	1,768,067	2/19/14	218,296
CITI	JPY	(24,520,467)	USD	256,128	3/17/14	23,231
CITI	JPY	(294,831,000)	USD	3,103,255	3/19/14	302,895
CITI	JPY	(25,100,000)	USD	256,501	4/22/14	18,044
CITI	JPY	(18,283,000)	USD	185,318	5/12/14	11,601

LVIP Global Income Fund—10

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
CITI	JPY	(18,273,000)	USD	181,629	5/14/14	$8,004
CITI	JPY	(230,500,000)	USD	2,324,291	6/9/14	133,748
CITI	JPY	(11,693,000)	USD	123,084	6/16/14	11,955
CITI	JPY	(296,974,000)	USD	2,985,074	7/24/14	161,666
CITI	JPY	(13,360,000)	USD	138,059	8/11/14	11,018
CITI	JPY	(336,389,300)	USD	3,497,733	8/13/14	298,920
CITI	JPY	(22,764,000)	USD	234,338	8/25/14	17,842
CITI	JPY	(105,000,000)	USD	1,077,254	10/22/14	78,045
CITI	JPY	(337,138,000)	USD	3,419,943	11/2/14	211,270
CITI	JPY	(41,691,000)	USD	418,332	11/8/14	21,518
CITI	JPY	(5,392,769)	USD	54,854	11/10/14	3,525
CITI	JPY	(337,930,400)	USD	3,411,198	11/12/14	194,645
CITI	JPY	(12,889,000)	USD	130,165	11/17/14	7,477
CITI	JPY	(37,115,000)	USD	371,528	11/19/14	18,228
CITI	MXN	17,494,385	USD	(1,338,002)	1/10/14	1,099
CITI	MXN	4,142,500	USD	(314,700)	3/14/14	812
CITI	MXN	12,100,000	USD	(887,461)	3/24/14	33,397
CITI	MXN	12,528,770	USD	(946,624)	6/9/14	1,132
CITI	MXN	12,515,000	USD	(944,129)	6/10/14	2,512
CITI	MXN	25,449,630	USD	(1,922,831)	6/12/14	1,893
CITI	MXN	15,846,900	USD	(1,183,284)	6/13/14	15,104
CITI	MXN	9,844,000	USD	(739,549)	6/20/14	4,476
CITI	MXN	16,923,055	USD	(1,275,027)	7/10/14	2,020
CITI	MXN	101,273,256	USD	(7,694,811)	10/22/14	(115,809)
CITI	MXN	15,210,900	USD	(1,146,175)	12/16/14	(12,799)
CITI	MXN	7,292,440	USD	(547,768)	12/18/14	(4,488)
CITI	SGD	1,904,082	USD	(1,537,000)	5/16/14	(28,490)
DB	CLP	35,450,000	USD	(71,732)	1/8/14	(4,330)
DB	CLP	49,800,000	USD	(101,137)	1/10/14	(6,474)
DB	CLP	35,800,000	USD	(72,706)	2/7/14	(4,874)
DB	CLP	64,100,000	USD	(129,783)	2/12/14	(8,394)
DB	CLP	55,740,000	USD	(113,069)	2/14/14	(7,534)
DB	CLP	63,300,000	USD	(128,389)	2/18/14	(8,591)
DB	CLP	54,420,000	USD	(110,028)	2/25/14	(7,112)
DB	CLP	36,980,000	USD	(74,707)	2/26/14	(4,779)
DB	CLP	45,700,000	USD	(92,397)	2/27/14	(5,990)
DB	CLP	45,700,000	USD	(92,271)	2/28/14	(5,873)
DB	CLP	10,100,000	USD	(20,406)	3/3/14	(1,318)
DB	CLP	10,100,000	USD	(20,350)	3/5/14	(1,267)
DB	CLP	595,612,500	USD	(1,211,949)	5/9/14	(94,264)
DB	CLP	376,500,000	USD	(732,490)	6/19/14	(28,924)
DB	CLP	60,541,000	USD	(111,699)	7/9/14	1,203
DB	CLP	24,670,000	USD	(44,781)	12/4/14	539
DB	CLP	46,970,000	USD	(84,752)	12/9/14	1,491
DB	EUR	(1,359,436)	HUF	429,279,300	3/19/14	106,959
DB	EUR	(498,237)	PLN	2,120,000	1/9/14	15,444
DB	EUR	(313,365)	PLN	1,358,000	3/3/14	16,419
DB	EUR	(11,800,000)	PLN	49,897,952	6/20/14	99,245
DB	EUR	(890,278)	PLN	3,846,000	8/19/14	29,325
DB	EUR	(350,884)	PLN	1,518,347	8/22/14	12,287
DB	EUR	(227,630)	PLN	989,851	8/29/14	9,408
DB	EUR	(948,192)	PLN	4,140,000	9/5/14	44,059
DB	EUR	(2,427,996)	SEK	21,800,000	5/19/14	41,444
DB	EUR	(5,832,706)	SEK	50,550,900	7/31/14	(193,828)
DB	EUR	(1,267,675)	USD	1,665,978	1/7/14	(77,955)

LVIP Global Income Fund—11

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
DB	EUR	(471,000)	USD	622,906	2/27/14	$(25,036)
DB	EUR	(2,121,000)	USD	2,763,450	3/12/14	(154,352)
DB	EUR	(269,000)	USD	349,498	3/26/14	(20,557)
DB	EUR	(77,628)	USD	100,095	3/31/14	(6,695)
DB	EUR	(253,178)	USD	325,371	4/3/14	(22,919)
DB	EUR	(620,000)	USD	798,033	4/4/14	(54,887)
DB	EUR	(780,573)	USD	1,021,574	4/11/14	(52,251)
DB	EUR	(193,000)	USD	252,965	4/23/14	(12,547)
DB	EUR	(683,600)	USD	897,617	6/9/14	(42,872)
DB	EUR	(6,318,000)	USD	8,388,724	6/13/14	(303,563)
DB	EUR	(196,000)	USD	257,116	7/22/14	(12,564)
DB	EUR	(268,385)	USD	352,662	7/23/14	(16,615)
DB	EUR	(1,010,900)	USD	1,337,108	7/25/14	(53,825)
DB	EUR	(9,978)	USD	13,224	7/29/14	(505)
DB	EUR	(396,000)	USD	528,873	8/20/14	(16,041)
DB	EUR	(99,312)	USD	132,621	8/29/14	(4,040)
DB	EUR	(51,000)	USD	67,539	9/3/14	(2,642)
DB	EUR	(476,300)	USD	628,568	9/5/14	(26,876)
DB	EUR	(6,010,000)	USD	8,154,488	9/23/14	(116,433)
DB	EUR	(1,956,000)	USD	2,639,474	9/26/14	(52,384)
DB	EUR	(1,320,000)	USD	1,806,156	10/21/14	(10,577)
DB	EUR	(775,000)	USD	1,069,461	10/29/14	2,792
DB	EUR	(416,044)	USD	574,560	10/31/14	1,936
DB	EUR	(24,586)	USD	33,831	11/4/14	(8)
DB	EUR	(187,000)	USD	252,888	11/5/14	(4,494)
DB	EUR	(388,000)	USD	525,099	11/8/14	(8,940)
DB	EUR	(143,000)	USD	193,600	11/10/14	(3,224)
DB	EUR	(81,717)	USD	109,845	11/17/14	(2,632)
DB	EUR	(22,847)	USD	30,772	11/19/14	(675)
DB	EUR	(564,000)	USD	764,220	11/28/14	(12,112)
DB	EUR	(400,000)	USD	541,864	12/4/14	(8,737)
DB	EUR	(590,000)	USD	812,512	12/15/14	349
DB	EUR	(5,337,821)	USD	7,338,436	12/17/14	(9,381)
DB	INR	71,318,400	USD	(1,108,030)	2/20/14	31,386
DB	INR	34,425,000	USD	(537,110)	2/26/14	12,161
DB	INR	86,391,300	USD	(1,347,484)	2/27/14	30,638
DB	INR	2,680,000	USD	(41,942)	2/28/14	800
DB	INR	34,425,000	USD	(541,188)	3/26/14	4,352
DB	INR	66,954,300	USD	(1,057,228)	3/28/14	3,291
DB	JPY	(28,991,000)	USD	334,850	1/7/14	59,588
DB	JPY	(15,400,000)	USD	173,571	1/16/14	27,346
DB	JPY	(41,390,576)	USD	462,206	1/28/14	69,173
DB	JPY	(54,738,000)	USD	598,004	2/27/14	78,152
DB	JPY	(129,367,000)	USD	1,370,224	3/24/14	141,436
DB	JPY	(97,000,000)	USD	1,009,407	6/11/14	87,560
DB	JPY	(13,360,000)	USD	139,039	8/12/14	11,997
DB	JPY	(25,363,000)	USD	258,392	8/19/14	17,193
DB	JPY	(11,260,000)	USD	115,860	8/25/14	8,772
DB	JPY	(23,347,000)	USD	236,545	8/27/14	14,500
DB	JPY	(338,543,000)	USD	3,407,647	11/14/14	185,195
DB	JPY	(29,985,000)	USD	299,970	11/19/14	14,540
DB	KRW	1,022,000,000	USD	(874,775)	6/27/14	84,014
DB	MXN	75,560,000	USD	(5,580,502)	10/2/14	83,212
DB	MXN	17,699,475	USD	(1,334,852)	12/16/14	(16,049)
DB	MYR	294,200	USD	(95,108)	1/8/14	(5,417)

LVIP Global Income Fund—12

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
DB	MYR	2,161,515	USD	(649,298)	3/18/14	$6,918
DB	MYR	173,500	USD	(54,666)	3/26/14	(2,021)
DB	MYR	818,260	USD	(253,999)	7/3/14	(7,185)
DB	MYR	239,500	USD	(73,275)	9/26/14	(1,395)
DB	MYR	370,000	USD	(114,888)	10/24/14	(4,025)
DB	MYR	436,240	USD	(133,869)	11/19/14	(3,356)
DB	PHP	89,702,340	USD	(2,032,079)	6/26/14	(10,132)
DB	PLN	4,423,065	USD	(1,361,152)	7/31/14	83,111
DB	SGD	484,000	USD	(380,162)	2/7/14	3,235
DB	SGD	649,500	USD	(507,898)	2/27/14	6,608
DB	SGD	499,000	USD	(396,155)	2/28/14	(869)
DB	SGD	731,900	USD	(573,841)	3/19/14	5,943
DB	SGD	296,000	USD	(233,420)	5/19/14	1,088
DB	SGD	1,296,568	USD	(1,026,577)	5/30/14	662
DB	SGD	788,000	USD	(627,938)	6/23/14	(3,591)
DB	SGD	963,000	USD	(760,903)	8/12/14	2,125
DB	SGD	296,000	USD	(233,475)	8/19/14	1,060
DB	SGD	649,500	USD	(508,096)	8/27/14	6,535
GSC	EUR	(115,000)	USD	153,939	2/21/14	(4,264)
GSC	EUR	(388,556)	USD	511,184	5/7/14	(23,365)
GSC	EUR	(97,000)	USD	127,032	5/8/14	(6,414)
GSC	EUR	(60,000)	USD	79,269	5/12/14	(3,276)
GSC	EUR	(606,438)	USD	796,404	5/13/14	(37,899)
GSC	EUR	(305,000)	USD	395,203	5/20/14	(24,402)
GSC	EUR	(311,000)	USD	400,987	5/30/14	(26,878)
GSC	EUR	(970,000)	USD	1,284,144	7/25/14	(50,514)
GSC	EUR	(203,000)	USD	271,784	8/12/14	(7,546)
GSC	EUR	(390,000)	USD	526,230	9/30/14	(10,496)
GSC	EUR	(275,000)	USD	373,601	10/9/14	(4,871)
GSC	EUR	(1,929,000)	USD	2,661,634	10/29/14	6,660
GSC	JPY	(52,074,000)	USD	561,021	2/12/14	66,505
GSC	JPY	(5,937,630)	USD	63,790	2/18/14	7,403
GSC	JPY	(163,890,000)	USD	1,768,027	2/19/14	211,609
GSC	JPY	(24,447,000)	USD	246,897	5/13/14	14,610
GSC	JPY	(170,648,500)	USD	1,672,532	5/30/14	50,896
HSBC	EUR	(94,000)	USD	122,670	3/10/14	(6,643)
HSBC	EUR	(461,000)	USD	602,467	4/10/14	(31,725)
HSBC	EUR	(799,545)	USD	1,046,548	4/16/14	(53,384)
HSBC	EUR	(1,775,000)	USD	2,352,638	8/4/14	(89,725)
HSBC	EUR	(520,000)	USD	702,982	9/30/14	(12,653)
HSBC	INR	18,962,000	USD	(300,721)	1/29/14	3,696
HSBC	INR	15,600,000	USD	(246,000)	2/6/14	3,997
HSBC	INR	6,800,000	USD	(107,411)	2/7/14	1,538
HSBC	INR	11,200,000	USD	(176,510)	2/10/14	2,818
HSBC	INR	90,817,000	USD	(1,411,483)	2/12/14	41,991
HSBC	INR	19,170,000	USD	(298,844)	2/27/14	6,957
HSBC	INR	25,151,000	USD	(388,312)	3/3/14	12,526
HSBC	JPY	(50,970,000)	USD	580,523	1/15/14	96,558
HSBC	JPY	(53,562,442)	USD	598,463	1/28/14	89,849
HSBC	JPY	(246,670,000)	USD	2,652,023	2/12/14	309,544
HSBC	JPY	(36,590,000)	USD	391,546	2/24/14	44,053
HSBC	JPY	(53,500,000)	USD	587,589	3/4/14	79,481
HSBC	JPY	(345,200,000)	USD	3,486,516	6/9/14	205,928
HSBC	JPY	(292,980,000)	USD	3,028,780	6/10/14	244,442
HSBC	JPY	(51,004,000)	USD	525,814	8/20/14	40,768

LVIP Global Income Fund—13

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
HSBC	JPY	(22,597,000)	USD	232,023	8/25/14	$17,116
HSBC	JPY	(39,672,000)	USD	401,998	8/27/14	24,691
HSBC	JPY	(19,870,000)	USD	201,521	11/2/14	12,411
HSBC	JPY	(7,824,000)	USD	78,466	11/8/14	3,998
HSBC	KRW	1,025,000,000	USD	(937,785)	9/26/14	20,840
HSBC	MXN	29,567,420	USD	(2,250,698)	3/10/14	2,017
HSBC	MXN	40,878,200	USD	(2,983,156)	9/3/14	88,033
HSBC	MYR	950,481	USD	(299,600)	2/6/14	(10,341)
HSBC	MYR	2,768,508	USD	(821,028)	2/18/14	20,930
HSBC	MYR	3,290,000	USD	(1,008,583)	2/20/14	(8,144)
HSBC	MYR	6,530,157	USD	(2,060,766)	3/11/14	(77,363)
HSBC	MYR	165,000	USD	(51,961)	3/26/14	(1,896)
HSBC	MYR	4,660,000	USD	(1,420,601)	6/20/14	(13,903)
HSBC	MYR	249,000	USD	(76,135)	9/26/14	(1,404)
HSBC	MYR	517,000	USD	(161,199)	10/22/14	(6,271)
HSBC	MYR	9,578,989	USD	(2,958,304)	10/24/14	(88,120)
HSBC	MYR	261,000	USD	(80,159)	11/8/14	(2,024)
HSBC	SGD	484,000	USD	(391,237)	2/7/14	(7,840)
HSBC	SGD	296,000	USD	(234,177)	2/18/14	299
HSBC	SGD	834,400	USD	(669,018)	3/14/14	(8,039)
HSBC	SGD	837,000	USD	(670,914)	3/19/14	(7,874)
HSBC	SGD	1,245,000	USD	(998,396)	5/19/14	(12,038)
HSBC	SGD	630,000	USD	(500,397)	6/20/14	(1,239)
HSBC	SGD	296,000	USD	(233,512)	8/19/14	1,023
JPMC	CLP	61,100,000	USD	(124,186)	2/21/14	(8,588)
JPMC	CLP	103,600,000	USD	(210,163)	2/24/14	(14,219)
JPMC	CLP	66,100,000	USD	(133,629)	2/28/14	(8,664)
JPMC	CLP	3,644,767,200	USD	(6,958,319)	3/12/14	(76,867)
JPMC	CLP	61,600,000	USD	(124,570)	3/21/14	(8,384)
JPMC	CLP	600,075,000	USD	(1,221,899)	5/9/14	(95,841)
JPMC	EUR	(407,831)	HUF	128,656,760	3/19/14	31,502
JPMC	EUR	(679,717)	HUF	215,246,000	3/20/14	56,219
JPMC	EUR	(679,719)	HUF	214,091,000	3/21/14	50,843
JPMC	EUR	(696,982)	HUF	211,290,000	9/23/14	4,543
JPMC	EUR	(552,315)	HUF	169,141,000	9/25/14	11,297
JPMC	EUR	(214,000)	USD	286,006	2/19/14	(8,388)
JPMC	EUR	(51,000)	USD	67,222	3/13/14	(2,937)
JPMC	EUR	(566,000)	USD	741,852	4/14/14	(36,791)
JPMC	EUR	(108,077)	USD	141,476	4/22/14	(7,206)
JPMC	EUR	(292,994)	USD	378,814	5/23/14	(24,275)
JPMC	EUR	(1,774,000)	USD	2,358,382	7/31/14	(82,574)
JPMC	EUR	(784,000)	USD	1,047,455	8/20/14	(31,366)
JPMC	EUR	(324,000)	USD	433,121	8/21/14	(12,719)
JPMC	EUR	(270,000)	USD	365,427	10/2/14	(6,155)
JPMC	EUR	(170,000)	USD	231,840	10/7/14	(2,123)
JPMC	EUR	(81,085)	USD	109,754	11/8/14	(1,850)
JPMC	EUR	(110,916)	USD	147,899	11/12/14	(4,766)
JPMC	EUR	(395,000)	USD	544,837	12/15/14	1,101
JPMC	INR	998,000	USD	(15,930)	1/22/14	119
JPMC	INR	5,400,000	USD	(85,234)	2/6/14	1,303
JPMC	JPY	(246,545,000)	USD	2,652,073	2/12/14	310,782
JPMC	JPY	(163,630,000)	USD	1,768,074	2/13/14	214,170
JPMC	JPY	(174,740,000)	USD	1,886,585	2/18/14	227,135
JPMC	JPY	(36,600,000)	USD	394,811	2/25/14	47,221
JPMC	JPY	(53,600,000)	USD	589,425	3/3/14	80,370

LVIP Global Income Fund—14

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
JPMC	JPY	(73,430,000)	USD	753,804	4/21/14	$56,203
JPMC	JPY	(87,540,000)	USD	894,259	4/22/14	62,604
JPMC	JPY	(231,400,000)	USD	2,324,109	6/9/14	125,013
JPMC	JPY	(198,680,000)	USD	2,019,178	6/10/14	131,021
JPMC	JPY	(271,440,000)	USD	2,826,805	6/11/14	247,155
JPMC	JPY	(114,500,000)	USD	1,211,832	6/17/14	123,628
JPMC	JPY	(458,000,000)	USD	4,597,008	7/24/14	242,684
JPMC	JPY	(159,300,000)	USD	1,607,061	7/25/14	92,540
JPMC	JPY	(34,396,000)	USD	353,822	8/20/14	26,7181
JPMC	JPY	(22,716,000)	USD	231,084	8/26/14	15,043
JPMC	JPY	(27,309,000)	USD	277,072	8/27/14	17,346
JPMC	JPY	(11,285,000)	USD	116,143	8/29/14	8,813
JPMC	JPY	(24,468,902)	USD	249,034	9/29/14	16,238
JPMC	JPY	(5,819,000)	USD	59,014	9/30/14	3,652
JPMC	JPY	(333,310,000)	USD	3,395,578	10/20/14	223,773
JPMC	JPY	(26,934,000)	USD	270,067	11/8/14	13,711
JPMC	JPY	(274,457,000)	USD	2,775,376	11/13/14	162,960
JPMC	MYR	70,000	USD	(22,812)	1/16/14	(1,482)
JPMC	MYR	419,000	USD	(134,900)	1/30/14	(7,335)
JPMC	MYR	1,287,000	USD	(408,766)	2/4/14	(17,050)
JPMC	MYR	1,654,020	USD	(522,283)	3/12/14	(19,941)
JPMC	MYR	5,551,000	USD	(1,698,852)	4/2/14	(15,249)
JPMC	MYR	9,124,000	USD	(2,799,665)	7/2/14	(47,401)
JPMC	MYR	9,226,676	USD	(2,880,365)	10/15/14	(114,286)
JPMC	MYR	304,000	USD	(93,969)	10/20/14	(2,859)
JPMC	MYR	393,000	USD	(122,889)	10/31/14	(5,182)
JPMC	PHP	49,600,000	USD	(1,119,891)	6/25/14	(1,871)
JPMC	PHP	22,400,000	USD	(513,761)	6/27/14	(8,854)
JPMC	SGD	3,894,854	USD	(3,141,010)	1/24/14	(55,744)
JPMC	SGD	518,000	USD	(404,295)	3/19/14	6,045
JPMC	SGD	448,398	USD	(360,361)	5/19/14	(5,116)
JPMC	SGD	1,678,252	USD	(1,350,000)	5/20/14	(20,392)
MSC	CLP	126,200,000	USD	(256,425)	1/13/14	(16,622)
MSC	CLP	149,750,000	USD	(302,922)	2/14/14	(19,393)
MSC	CLP	73,630,000	USD	(148,943)	2/24/14	(9,682)
MSC	CLP	81,300,000	USD	(164,358)	2/26/14	(10,624)
MSC	CLP	42,500,000	USD	(85,858)	3/10/14	(5,599)
MSC	CLP	64,400,000	USD	(130,628)	5/12/14	(9,817)
MSC	CLP	113,510,000	USD	(213,344)	7/31/14	(2,136)
MSC	CLP	56,740,000	USD	(106,620)	8/20/14	(1,259)
MSC	CLP	509,384,400	USD	(938,524)	11/14/14	(857)
MSC	EUR	(311,142)	PLN	1,328,000	5/27/14	7,285
MSC	EUR	(267,000)	USD	348,902	3/10/14	(18,403)
MSC	EUR	(788,000)	USD	1,028,032	7/16/14	(56,175)
MSC	EUR	(1,139,000)	USD	1,492,021	7/22/14	(75,155)
MSC	EUR	(196,000)	USD	260,090	8/15/14	(9,611)
MSC	EUR	(196,000)	USD	263,773	11/17/14	(6,006)
MSC	JPY	(48,880,000)	USD	510,949	3/19/14	46,678
MSC	JPY	(328,879,680)	USD	3,327,630	4/16/14	203,304
MSC	JPY	(12,000,000)	USD	121,263	8/6/14	7,161
MSC	JPY	(9,000,000)	USD	90,576	11/14/14	4,909
MSC	JPY	(256,633,500)	USD	2,507,447	12/15/14	63,859
SCB	EUR	(107,800)	USD	147,268	12/9/14	(1,120)
SCB	JPY	(5,370,800)	USD	54,185	11/17/14	3,062
UBS	EUR	(3,328,000)	USD	4,362,439	1/13/14	(215,858)

LVIP Global Income Fund—15

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
UBS	EUR	(34,000)	USD	46,033	2/10/14	$(740)
UBS	EUR	(251,705)	USD	337,098	2/28/14	(9,166)
UBS	EUR	(230,000)	USD	301,127	4/11/14	(15,281)
UBS	EUR	(3,415,000)	USD	4,509,080	5/12/14	(189,079)
UBS	EUR	(1,630,646)	USD	2,104,430	5/23/14	(138,949)
UBS	EUR	(1,130,000)	USD	1,475,587	6/30/14	(79,099)
UBS	EUR	(1,460,000)	USD	1,906,635	7/16/14	(102,175)
UBS	EUR	(1,774,000)	USD	2,361,016	8/1/14	(79,948)
UBS	JPY	(46,050,000)	USD	526,609	1/14/14	89,361
UBS	JPY	(63,360,000)	USD	713,907	1/16/14	112,294
UBS	JPY	(43,530,000)	USD	493,425	1/27/14	80,079
UBS	JPY	(31,894,000)	USD	323,928	2/26/14	21,030
UBS	JPY	(59,700,000)	USD	649,407	3/4/14	82,415
UBS	JPY	(18,274,000)	USD	184,520	5/13/14	10,887

						$7,873,179

Swap Contracts

Interest Rate Swap Contracts

Counterparty & Referenced Obligation	Notional Value	Fixed Interest Rate Paid	Floating Interest Rate Received	Termination Date	Unrealized Appreciation (Depreciation)
JPMC Interest rate swap	$14,880,000	3.018%	0.238%	8/22/23	$29,808
JPMC Interest rate Swap	8,500,000	3.848%	0.238%	8/22/43	139,752

Total	$23,380,000				$169,560

The use of foreign currency exchange contracts, foreign cross currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

AUD–Australian Dollar

BCLY–Barclays Bank

BNYM–Bank of New York Mellon

BRL–Brazilian Real

CAD–Canadian Dollar

CITI–Citigroup Global Markets

CLP–Chilean Peso

DB–Deutsche Bank

EUR–European Monetary Unit

GSC–Goldman Sachs Capital

HSBC–Hong Kong Shanghai Bank

HUF–Hungarian Forint

IDR–Indonesia Rupiah

INR–Indian Rupee

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

MSC–Morgan Stanley Capital

MXN–Mexican Peso

MYR–Malaysian Ringgit

O.A.T.–Obligations Assimilables du Tresor

LVIP Global Income Fund—16

LVIP Global Income Fund

Statement of Net Assets (continued)

Summary of Abbreviations: (continued)

PEN–Peruvian Sol

PHP–Philippine Peso

PLN–Polish Zloty

SCB–Standard Chartered Bank

SEK–Swedish Krona

SGD–Singapore Dollar

UBS–Union Bank of Switzerland

USD–United States Dollar

Yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund—17

LVIP Global Income Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Interest	$26,518,323
Foreign tax withheld	(643,904)

25,874,419

EXPENSES:
Management fees	7,232,739
Distribution fees-Service Class	1,297,852
Accounting and administration expenses	412,988
Custodian fees	386,048
Reports and statements to shareholders	99,718
Professional fees	63,671
Pricing fees	47,462
Trustees’ fees and expenses	25,877
Consulting fees	8,480
Other	12,947

9,587,782
Less management fees waived	(556,365)

Total operating expenses	9,031,417

NET INVESTMENT INCOME	16,843,002

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	409,659
Foreign currencies	(25,057,221)
Foreign currency exchange contracts	4,303,534
Swap contracts	15,660

Net realized loss	(20,328,368)

Net change in unrealized appreciation (depreciation) of:
Investments	(31,884,725)
Foreign currencies	655,326
Foreign currency exchange contracts	6,012,246
Swap contracts	(102,036)

Net change in unrealized appreciation
(depreciation)	(25,319,189)

NET REALIZED AND UNREALIZED LOSS	(45,647,557)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,804,555)

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,843,002	$12,149,972
Net realized gain (loss)	(20,328,368)	7,857,710
Net change in unrealized appreciation (depreciation)	(25,319,189)	29,455,912

Net increase (decrease) in net assets resulting from operations	(28,804,555)	49,463,594

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,747,620)	(6,628,196)
Service Class	(1,366,229)	(8,352,522)
Net realized gain:
Standard Class	(1,200,856)	(538,831)
Service Class	(935,690)	(893,113)

	(5,250,395)	(16,412,662)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	413,848,365	271,019,453
Service Class	100,828,344	130,957,099
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,948,476	7,167,027
Service Class	2,301,919	9,245,635

	519,927,104	418,389,214

Cost of shares redeemed:
Standard Class	(31,859,720)	(10,629,061)
Service Class	(58,165,671)	(70,390,068)

	(90,025,391)	(81,019,129)

Increase in net assets derived from capital share transactions	429,901,713	337,370,085

NET INCREASE IN NET ASSETS	395,846,763	370,421,017
NET ASSETS:
Beginning of year	917,369,039	546,948,022

End of year	$1,313,215,802	$917,369,039

Distributions in excess of net investment income	$(7,860,348)	$(740,225)

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–18

LVIP Global Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Standard Class
	Year Ended				5/4/09[1] to
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$11.804	$11.193	$11.574	$10.817	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.187	0.216	0.284	0.322	0.205
Net realized and unrealized gain (loss)	(0.513)	0.646	(0.151)	0.721	0.789

Total from investment operations	(0.326)	0.862	0.133	1.043	0.994

Less dividends and distributions from:
Net investment income	(0.030)	(0.229)	(0.498)	(0.286)	(0.177)
Net realized gain	(0.021)	(0.022)	(0.016)	—	—

Total dividends and distributions	(0.051)	(0.251)	(0.514)	(0.286)	(0.177)

Net asset value, end of period	$11.427	$11.804	$11.193	$11.574	$10.817

Total return[3]	(2.76%)	7.69%	1.09%	9.68%	9.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$781,803	$412,853	$135,791	$64,737	$91,671
Ratio of expenses to average net assets	0.69%	0.71%	0.73%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.76%	0.78%	0.80%	0.84%
Ratio of net investment income to average net assets	1.63%	1.84%	2.41%	2.87%	2.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.58%	1.79%	2.36%	2.82%	2.79%
Portfolio turnover	51%	31%	42%	44%	33%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–19

LVIP Global Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Service Class
	Year Ended				5/4/09[1] to
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$11.818	$11.207	$11.589	$10.833	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.158	0.186	0.256	0.299	0.187
Net realized and unrealized gain (loss)	(0.513)	0.647	(0.152)	0.718	0.801

Total from investment operations	(0.355)	0.833	0.104	1.017	0.988

Less dividends and distributions from:
Net investment income	(0.030)	(0.200)	(0.470)	(0.261)	(0.155)
Net realized gain	(0.021)	(0.022)	(0.016)	—	—

Total dividends and distributions	(0.051)	(0.222)	(0.486)	(0.261)	(0.155)

Net asset value, end of period	$11.412	$11.818	$11.207	$11.589	$10.833

Total return[3]	(3.01%)	7.43%	0.83%	9.42%	9.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$531,413	$504,516	$411,157	$245,585	$59,017
Ratio of expenses to average net assets	0.94%	0.96%	0.98%	1.00%	1.00%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed	0.99%	1.01%	1.03%	1.05%	1.09%
Ratio of net investment income to average net assets	1.38%	1.59%	2.16%	2.62%	2.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.33%	1.54%	2.11%	2.57%	2.54%
Portfolio turnover	51%	31%	42%	44%	33%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–20

LVIP Global Income Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Global Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek current income consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required for the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

LVIP Global Income Fund–21

LVIP Global Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisors, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. LIAC has contractually agreed to waive 0.05% of its advisory fee for the Fund. The fee waiver will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Mondrian Investment Partners Ltd. (Mondrian) (Sub-Advisor) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian a fee based on Mondrian’s managed portion of the Fund’s average daily net assets.

Franklin Advisers, Inc. (Franklin) (Sub-Advisor) is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin a fee based on Franklin’s managed portion of the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $50,689 and $9,048, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$656,472
Distribution fees payable to LFD	112,239

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $644,596,405 and sales of $454,133,125 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2013, the Fund made purchases of $25,902,239 of long-term U.S. government securities.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

LVIP Global Income Fund—22

LVIP Global Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Cost of investments	$1,282,219,485

Aggregate unrealized appreciation	$39,498,334
Aggregate unrealized depreciation	(47,937,303)

Net unrealized depreciation	$(8,438,969)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Corporate Debt	$—	$37,527,950	$37,527,950
Foreign Debt	—	936,646,752	936,646,752
Money Market Fund	243,696,225	—	243,696,225
U.S. Treasury Obligations	—	25,909,589	25,909,589
Short-Term Investments	—	30,000,000	30,000,000

Total	$243,696,225	$1,030,084,291	$1,273,780,516

Foreign Currency Exchange Contracts and Foreign
Cross Currency Exchange Contracts	$—	$7,873,179	$7,873,179

Swap Contracts	$—	$169,560	$169,560

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$3,956,242	$15,506,126
Long-term capital gains	1,294,153	906,536
Total	$5,250,395	$16,412,662

LVIP Global Income Fund—23

LVIP Global Income Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,319,406,222
Undistributed ordinary income	7,314,141
Undistributed long-term capital gains	1,975,938
Other temporary differences	(5,682,683)
Unrealized depreciation	(9,797,816)

Net assets	$1,313,215,802

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles, tax treatment of interest rate swap contracts and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, interest rate swap contracts and foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$(20,849,276)	$20,849,276

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	35,973,579	23,155,267
Service Class	8,750,165	11,269,818
Shares issued upon reinvestment of dividends and distributions:
Standard Class	260,627	603,405
Service Class	203,583	777,603

	45,187,954	35,806,093

Shares redeemed:
Standard Class	(2,791,900)	(915,359)
Service Class	(5,076,494)	(6,044,140)

	(7,868,394)	(6,959,499)

Net increase	37,319,560	28,846,594

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the

LVIP Global Income Fund–24

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. At December 31, 2013, the Fund posted $90,000 cash collateral for certain open foreign currency exchange contracts. At December 31, 2013, the Fund received $724,954 securities collateral for open foreign currency exchange contracts.

Swap Contracts–The Fund enters into interest rate swap contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or hedge against changes in interest rates.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/ depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. At December 31, 2013, the Fund received $1,951,651 securities collateral for certain open derivatives.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$14,695,322	Receivables and other assets net of liabilities	$(6,822,143)
Interest rate contracts (Swap contracts)	Receivables and other assets net of liabilities	169,560	Receivables and other assets net of liabilities	—

Total		$14,864,882		$(6,822,143)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$4,303,534	$6,012,246
Interest rate contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	15,660	(102,036)

Total		$4,319,194	$5,910,210

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$137,458,596	$324,271,865
Interest rate swap contracts (average notional value)	8,535,556	—

LVIP Global Income Fund—25

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2013, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Foreign Currency Exchange Contracts	$14,695,322	$(6,071,320)	$8,624,002
Interest Rate Swaps	169,560	—	169,560

Total	$14,864,882	$(6,071,320)	$8,793,562

	Net Amount of Assets Presented by Counterparty	Gross Amounts Not Offset in the Statements of Net Assets
		Financial Instruments	Net Amount[1]

Bank of New York Mellon	$3,602,712	$—	$3,602,712
Citigroup Global Markets	1,979,578	(724,954)	1,254,624
Goldman Sachs Capital	157,758	—	157,758
Hong Kong Shanghai Bank	934,878	—	934,878
JPMorgan Chase Bank	2,024,837	(1,951,651)	73,186
Morgan Stanley Capital.	91,857	—	91,857
Standard Chartered Bank	1,942	—	1,942

Total	$8,793,562	$(2,676,605)	$6,116,957

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Foreign Currency Exchange Contracts	$(6,822,143)	$6,071,320	$(750,823)

	Net Amount of Liabilities Presented by Counterparty	Gross Amounts Not Offset in the Statements of Net Assets
		Cash Collateral Pledged	Net Amount[2]
Barclays Bank	$(208,154)	$90,000	$(118,154)
Deutsche Bank	(108,440)	—	(108,440)
Union Bank of Switzerland	(434,229)	—	(434,229)

Total	$(750,823)	$90,000	$(660,823)

1 Net amount represents the net amount receivable from the counterparty in the event of default.

2 Net amount represents the net amount payable due to the counterparty in the event of default.

LVIP Global Income Fund—26

LVIP Global Income Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to Lincoln Investment Advisors Corporation, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities. As of December 31, 2013, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Global Income Fund–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Global Income Fund

We have audited the accompanying statement of net assets of the LVIP Global Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 4, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Global Income Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 4, 2009 (commencement of operations) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Global Income Fund–28

LVIP Global Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
24.65%	75.35%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16-17, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with Franklin Advisers, Inc. (“Franklin”) and Mondrian Investment Partners Limited (“Mondrian” and collectively, with Franklin, the “subadvisers”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Global Income Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadvisers. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

LVIP Global Income Fund–29

LVIP Global Income Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board also considered that LIAC proposed to reduce volatility in the Fund by having Franklin manage a portion of the assets it manages using a low duration global strategy that has significant U.S. exposure and having Mondrian manage the assets it manages using a global mandate to include investments in the U.S. and to hedge a portion of the currency exposure.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored each subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2014. The Independent Trustees noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were slightly below the median investment management fee of the Morningstar peer group. The Board also considered that in connection with the revised investment parameters for the subadvisers, LIAC had negotiated lower subadvisory fees with Franklin and Mondrian, the subadvisers, and proposed an advisory fee waiver of 0.02% through April 30, 2015 to share a portion of the reduced subadvisory fees with investors. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

LVIP Global Income Fund—30

LVIP Global Income Fund

Other Fund Information (continued)

Approval of Subadvisory Agreements

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board considered the services provided by Franklin, the background of the portfolio managers and Franklin’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

In considering the renewal of the subadvisory agreement between LIAC and Mondrian on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. In considering investment performance, the Board considered that Franklin and Mondrian each managed approximately half of the Fund’s assets. The Independent Trustees reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar World Bond funds and the Citi WGBI Non-USD USD Index and noted that the Fund’s performance was below the median return of the Morningstar peer group and above the benchmark index for the one and three year periods. The Board determined that the services provided by Franklin and Mondrian were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fees and noted that LIAC negotiated a breakpoint in Mondrian’s subadvisory fee and a different fee schedule with Franklin for the assets to be managed in the low duration global strategy and proposed an advisory fee waiver through April 30, 2015 to share a portion of the reduced subadvisory fees with investors. The Board noted that Franklin’s fees were lower than the fees charged to similar funds managed by Franklin, and Mondrian’s fees were within range of the effective fee rates charged to other funds advised by Mondrian. The Board considered that the subadvisory fee schedules with Franklin and Mondrian were negotiated with Franklin and Mondrian, which are unaffiliated third parties. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee was negotiated between LIAC and Franklin, an unaffiliated party, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided by Franklin as to any additional benefits it receives, and noted that Franklin stated that there was an indirect reputational benefit.

The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board noted that Mondrian has the ability to obtain proprietary research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Global Income Fund–31

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Global Income Fund–32

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts1 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Global Income Fund–33

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel—Funds
Management, The Lincoln National Life
Insurance Company; Vice President,
Secretary and Chief Legal Officer,
Lincoln Investment Advisors
Corporation; Formerly: Of Counsel—
Montgomery, McCracken, Walker &
			Rhoades; Director—Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund–34

LVIP JPMorgan Mid Cap Value RPM Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP JPMorgan Mid Cap Value RPM Fund

LVIP JPMorgan Mid Cap Value RPM Fund

2013 Annual Report Commentary (unaudited)

The Fund returned 24.17% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell Midcap® Value Index1, returned 33.46%.

Advised by:

Managed by:

The S&P 500® Index2 finished 2013 rising 32.39%, posting its best performance since 1997. In 2013, investors were bracing themselves for the “worst case scenario” with every potential crisis. Headlines were dominated by uncertainty over the economic impact of the U.S. fiscal cliff, a fragile Italian government, potential U.S. military attack on Syria, and 16-day U.S. government shutdown. These and other potential headwinds were favorably resolved. Given the reduced uncertainty, U.S. equity markets rallied throughout the year with only June and August posting negative returns.

Stock selection in the financials sector and sector allocation in the consumer discretionary sector contributed to performance. Stock selection in the industrials and information technology sectors detracted from performance.

Investment advisory and asset management firm Ameriprise was a major contributor to performance as rising equity prices continued to drive the company’s top-line and bottom-line growth. Ameriprise reported operating earnings per share of $1.91, significantly higher than investor expectations, as asset management results continued to drive performance. Ameriprise also announced net outflows in Asset Management that less than expected. We believe the company will continue to benefit from rising equity markets and the cyclical reallocation currently under way in the asset management industry.

Shares of student housing provider HCP underperformed as fears of a near-term earnings slowdown damped investor demand. HCP is expected to confront a few near-term growth constraints, including a refinancing in February and the potential exercise of a buy option by one of its tenants. The more expensive debt from the refinancing and the reinvestment risks of the potential sale of assets are expected to meaningfully reduce income in 2014. We continue to hold HCP.

Relative to the benchmark, the Fund’s stock selection in the industrials and information technology sectors detracted from performance. The companies that led the market higher in these sectors during the year tended to be higher-beta names, which benefited from the tailwind of an improving U.S. economy.

Avoiding higher-beta, more volatile names within these two sectors negatively impacted relative performance. For example, one of the largest detractors from relative performance was Micron Technology, which we do not own.

Johnathan K.L. Simon

Lawrence Playford

Gloria Fu

JPMorgan Investment Management Inc.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index gained 32% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Euro Zone with austerity measures beginning to show positive progress in key countries such as Italy, Spain and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index3 (net dividends) exceeded 22% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index4 lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The Fund invests in predominantly large and mid-cap stocks, that at times during the year saw their volatility increase resulting in a corresponding increase in the Funds’ hedging activity to control the Fund’s overall volatility level. The risk management strategy is designed to control the overall volatility level in the Fund’s net asset value on a daily basis. The risk management strategy detracted from results during 2013, a year which saw strong positive equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

LVIP JPMorgan Mid Cap Value RPM Fund–1

LVIP JPMorgan Mid Cap Value RPM Fund

2013 Annual Report Commentary (continued)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP JPMorgan Mid Cap Value RPM Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,140. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $26,545. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company seperate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns	Ended
on investment	12/31/13

Standard Class Shares
One Year	+ 24.17%
Five Years	+ 16.63%
Ten Years	+ 7.25%

Service Class Shares
One Year	+ 23.87%
Five Years	+ 16.34%
Inception (4/30/07)	+ 4.97%
[1]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

[2]	The S&P 500® Index is a broad based measurment of changes in stock market conditions based on average performance of 500 widely held common stocks.

[3]

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

[4]

The MSCI Emergings Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

[5]

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

Commencing after close of business on September 21, 2012, J.P. Morgan Investment Management Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisors.

LVIP JPMorgan Mid Cap Value RPM Fund–2

LVIP JPMorgan Mid Cap Value RPM Fund

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,102.20	0.84%	$4.45
Service Class Shares	1,000.00	1,100.80	1.09%	5.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.97	0.84%	$4.28
Service Class Shares	1,000.00	1,019.71	1.09%	5.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan Mid Cap Value RPM Fund–3

LVIP JPMorgan Mid Cap Value RPM Fund

Security Type/SectorAllocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Security Type/Sector	of Net Assets
Common Stock	92.10%
Beverages	2.14%
Building Products	0.71%
Capital Markets	4.10%
Chemicals	3.78%
Commercial Banks	6.00%
Communications Equipment	0.44%
Containers & Packaging	3.62%
Distributor	0.46%
Electric Utilities	2.60%
Electrical Equipment	2.86%
Electronic Equipment, Instruments & Components	2.92%
Food Products	0.71%
Gas Utilities	1.40%
Health Care Equipment & Supplies	0.76%
Health Care Providers & Services	3.72%
Hotels, Restaurants & Leisure	1.93%
Household Durables	1.90%
Household Products	0.73%
Industrial Conglomerates	1.21%
Insurance	8.76%
Internet & Catalog Retail	1.56%
IT Services	1.33%
Machinery	2.76%
Media	2.91%
Multiline Retail	2.40%
Multi-Utilities	4.60%
Oil, Gas & Consumable Fuels	4.15%
Professional Services	1.13%
Real Estate Investment Trusts	5.24%
Real Estate Management & Development	0.66%
Semiconductors & Semiconductor Equipment	3.39%
Software	1.04%
Specialty Retail	7.48%
Textiles, Apparel & Luxury Goods	1.41%
Thrift & Mortgage Finance	0.24%
Trading Companies & Distributors	1.05%
Money Market Fund	8.90%
Total Value of Securities	101.00%
Liabilities Net of Receivables and Other Assets	(1.00%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Ball	1.89%
Marsh & McLennan	1.76%
Loews	1.67%
Amphenol Class A	1.53%
AutoZone	1.49%
Kohl’s	1.48%
Fifth Third Bancorp	1.42%
Gap	1.40%
Arrow Electronics	1.40%
DISH Network Class A	1.36%
Total	15.40%

LVIP JPMorgan Mid Cap Value RPM Fund–4

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK–92.10%
Beverages–2.14%
Beam	28,862	$1,964,348
Brown-Forman Class B	8,683	656,174
Dr Pepper Snapple Group	44,502	2,168,137

		4,788,659

Building Products–0.71%
Fortune Brands Home & Security	34,778	1,589,355

		1,589,355

Capital Markets–4.10%
Ameriprise Financial	14,547	1,673,632
Invesco.	58,956	2,145,998
Legg Mason	18,662	811,424
Northern Trust	33,820	2,093,120
T. Rowe Price Group	29,072	2,435,361

		9,159,535

Chemicals–3.78%
Airgas	23,655	2,645,812
Albemarle	39,768	2,520,894
Sherwin-Williams	5,793	1,063,016
Sigma-Aldrich	23,688	2,226,909

		8,456,631

Commercial Banks–6.00%
City National	18,465	1,462,797
Cullen/Frost Bankers	7,304	543,637
Fifth Third Bancorp	151,054	3,176,666
First Republic Bank	24,753	1,295,820
Huntington Bancshares	104,195	1,005,482
M&T Bank	22,324	2,598,960
SunTrust Banks	65,971	2,428,393
Zions Bancorp	29,583	886,307

		13,398,062

Communications Equipment–0.44%
†CommScope Holding	52,600	995,192

		995,192

Containers & Packaging–3.62%
Ball	81,564	4,213,599
Rock-Tenn Class A	18,319	1,923,678
Silgan Holdings	40,802	1,959,312

		8,096,589

Distributor–0.46%
Genuine Parts	12,318	1,024,734

		1,024,734

Electric Utilities–2.60%
Edison International	38,349	1,775,559
Westar Energy	65,941	2,121,322
Xcel Energy	68,236	1,906,514

		5,803,395

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment–2.86%
AMETEK	43,022	$2,265,969
Hubbell Class B	15,371	1,673,902
Regal-Beloit	33,195	2,447,135

		6,387,006

Electronic Equipment, Instruments & Components–2.92%
Amphenol Class A	38,228	3,409,173
†Arrow Electronics	57,501	3,119,429

		6,528,602

Food Products–0.71%
Hershey	16,289	1,583,779

		1,583,779

Gas Utilities–1.40%
National Fuel Gas	17,760	1,268,064
Questar	81,000	1,862,190

		3,130,254

Health Care Equipment & Supplies–0.76%
†CareFusion	42,593	1,696,053

		1,696,053

Health Care Providers & Services–3.72%
AmerisourceBergen	31,119	2,187,977
Cigna	33,155	2,900,399
†Henry Schein	10,967	1,253,089
Humana	19,069	1,968,302

		8,309,767

Hotels, Restaurants & Leisure–1.93%
Darden Restaurants	7,427	403,806
†Extended Stay America	8,686	228,094
Marriott International Class A	42,233	2,084,621
Yum Brands	21,086	1,594,312

		4,310,833

Household Durables–1.90%
†Jarden	31,506	1,932,893
†Mohawk Industries	15,617	2,325,371

		4,258,264

Household Products–0.73%
Energizer Holdings	15,066	1,630,744

		1,630,744

Industrial Conglomerates–1.21%
Carlisle	34,119	2,709,049

		2,709,049

Insurance–8.76%
†Alleghany	3,700	1,479,852
Berkley (W.R.)	39,263	1,703,622
Chubb	15,733	1,520,280
Hartford Financial Services Group	52,771	1,911,893

LVIP JPMorgan Mid Cap Value RPM Fund–5

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Loews	77,229	$3,725,527
Marsh & McLennan	81,436	3,938,245
Old Republic International	85,071	1,469,176
Unum Group	56,217	1,972,092
XL Group	57,988	1,846,338

		19,567,025

Internet & Catalog Retail–1.56%
Expedia	42,950	2,991,897
†TripAdvisor	5,919	490,271

		3,482,168

IT Services–1.33%
Jack Henry & Associates	50,137	2,968,612

		2,968,612

Machinery–2.76%
IDEX	35,981	2,657,197
†Rexnord	42,173	1,139,093
Snap-on	21,629	2,368,808

		6,165,098

Media–2.91%
CBS Class B	26,300	1,676,362
Clear Channel Outdoor Holdings
Class A	48,156	488,302
†DISH Network Class A	52,282	3,028,173
Gannett	44,330	1,311,281

		6,504,118

Multiline Retail–2.40%
Family Dollar Stores	31,406	2,040,448
Kohl’s	58,464	3,317,832

		5,358,280

Multi-Utilities–4.60%
CenterPoint Energy	83,653	1,939,077
CMS Energy	75,843	2,030,317
NiSource.	61,086	2,008,508
Sempra Energy	29,465	2,644,778
Wisconsin Energy	39,998	1,653,517

		10,276,197

Oil, Gas & Consumable Fuels–4.15%
Energen	31,360	2,218,720
EQT	20,618	1,851,084
PBF Energy	32,311	1,016,504
QEP Resources	54,739	1,677,750
†Southwestern Energy	23,708	932,436
Williams	40,737	1,571,226

		9,267,720

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Professional Services–1.13%
Equifax	36,703	$2,535,810

		2,535,810

Real Estate Investment Trusts–5.24%
American Campus Communities	31,693	1,020,832
American Homes 4 Rent Class A	64,727	1,048,577
AvalonBay Communities	10,323	1,220,488
Brixmor Property Group	26,971	548,320
HCP	40,163	1,458,720
Kimco Realty	98,890	1,953,078
Rayonier	25,166	1,059,489
Regency Centers	26,751	1,238,571
Vornado Realty Trust	24,422	2,168,429

		11,716,504

Real Estate Management & Development–0.66%
Brookfield Office Properties	76,449	1,471,643

		1,471,643

Semiconductors & Semiconductor Equipment–3.39%
Analog Devices	59,306	3,020,455
KLA-Tencor	30,468	1,963,967
Xilinx.	56,322	2,586,306

		7,570,728

Software–1.04%
†Synopsys	57,345	2,326,487

		2,326,487

Specialty Retail–7.48%
†AutoZone	6,954	3,323,595
†Bed Bath & Beyond	21,240	1,705,572
Gap	80,146	3,132,106
Kroger	50,858	2,010,417
PETsMART	31,008	2,255,832
Tiffany & Co	14,696	1,363,495
TJX	30,476	1,942,235
Williams-Sonoma	16,794	978,754

		16,712,006

Textiles, Apparel & Luxury Goods–1.41%
PVH	16,271	2,213,181
VF	14,960	932,606

		3,145,787

Thrift & Mortgage Finance–0.24%
Hudson City Bancorp	56,871	536,294

		536,294

LVIP JPMorgan Mid Cap Value RPM Fund–6

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors–1.05%
MSC Industrial Direct	29,043	$2,348,707

		2,348,707

Total Common Stock
(Cost $178,909,793)		205,809,687

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–8.90%
Dreyfus Treasury & Agency Cash Management Fund	19,882,904	$19,882,904

Total Money Market Fund
(Cost $19,882,904)		19,882,904

TOTAL VALUE OF SECURITIES–101.00% (Cost $198,792,697)	$225,692,591
êLIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.00%)	(2,242,125)

NET ASSETS APPLICABLE TO 15,435,168 SHARES OUTSTANDING–100.00%	$223,450,466

NET ASSET VALUE–LVIP JPMORGAN MID CAP VALUE RPM FUND STANDARD CLASS ($24,156,001 / 1,658,607 Shares)	$14.564

NET ASSET VALUE–LVIP JPMORGAN MID CAP VALUE RPM FUND SERVICE CLASS ($199,294,465 / 13,776,561 Shares)	$14.466

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$201,117,225
Undistributed net investment income	105,030
Accumulated net realized loss on investments	(5,175,101)
Net unrealized appreciation of investments and derivatives.	27,403,312

Total net assets	$223,450,466

†	Non-income producing for the period.
ê	Includes $1,176,800 cash pledged as collateral for futures contracts, $4,340,015 payable for securities purchased and $96,322 payable for fund shares redeemed as of December 31, 2013.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
62	E-mini Russell 2000 Index	$7,047,140	$7,200,680	3/24/14	$153,540
222	E-mini S&P 500 Index	20,086,332	20,436,210	3/22/14	349,878

		$27,133,472			$503,418

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–7

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$1,988,712
Foreign tax withheld	(3,666)

1,985,046

EXPENSES:
Management fees	1,069,364
Distribution fees-Service Class	249,138
Accounting and administration expenses	67,195
Professional fees.	23,896
Reports and statements to shareholders	23,664
Custodian fees	7,228
Consulting fees	2,776
Trustees’ fees and expenses	1,903
Pricing fees	1,118
Other	887

1,447,169
Less management fees waived	(58,325)

Total operating expenses	1,388,844

NET INVESTMENT INCOME	596,202

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,773,404
Foreign currencies	(299)
Futures contracts	(5,356,756)

Net realized loss	(3,583,651)

Net change in unrealized appreciation
(depreciation) of:
Investments	26,182,652
Futures contracts	503,418

Net change in unrealized appreciation
(depreciation)	26,686,070

NET REALIZED AND UNREALIZED GAIN	23,102,419

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,698,621

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$596,202	$188,747
Net realized gain (loss)	(3,583,651)	10,964,298
Net change in unrealized appreciation (depreciation)	26,686,070	(5,526,963)

Net increase in net assets resulting from operations	23,698,621	5,626,082

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(108,038)	—
Service Class	(421,358)	—

	(529,396)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,436,105	4,001,517
Service Class	154,900,691	18,430,185
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	108,038	—
Service Class	421,358	—

	161,866,192	22,431,702

Cost of shares redeemed:
Standard Class	(3,575,709)	(10,055,237)
Service Class	(11,261,830)	(10,694,437)

	(14,837,539)	(20,749,674)

Increase in net assets derived from capital share transactions	147,028,653	1,682,028

NET INCREASE IN NET ASSETS	170,197,878	7,308,110
NET ASSETS:
Beginning of year	53,252,588	45,944,478

End of year	$223,450,466	$53,252,588

Undistributed net investment income	$105,030	$267,190

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–8

LVIP JPMorgan Mid Cap Value RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Mid Cap Value RPM Fund Standard Class Year Ended
	12/31/13	12/31/12[1]	12/31/11	12/31/10[2]	12/31/09
Net asset value, beginning of period	$11.782	$10.357	$10.544	$8.457	$6.821

Income (loss) from investment operations:
Net investment income[3]	0.094	0.061	0.030	0.033	0.046
Net realized and unrealized gain (loss)	2.753	1.364	(0.217)	2.061	1.633

Total from investment operations	2.847	1.425	(0.187)	2.094	1.679

Less dividends and distributions from:
Net investment income	(0.065)	—	—	(0.007)	(0.043)

Total dividends and distributions	(0.065)	—	—	(0.007)	(0.043)

Net asset value, end of period	$14.564	$11.782	$10.357	$10.544	$8.457

Total return[4]	24.17%	13.76%	(1.77%)	24.77%	24.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,156	$16,971	$20,844	$47,733	$16,729
Ratio of expenses to average net assets	0.95%	1.13%	1.02%	1.23%	1.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	1.22%	1.08%	1.26%	1.25%
Ratio of net investment income to average net assets	0.70%	0.55%	0.27%	0.35%	0.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.66%	0.46%	0.21%	0.32%	0.66%
Portfolio turnover	25%	146%	87%	57%	76%

[1]	Commencing after the close of business on September 21, 2012, J.P. Morgan Investment Management, Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisor.

[2]	Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–9

LVIP JPMorgan Mid Cap Value RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Mid Cap Value RPM Fund Service Class Year Ended
	12/31/13	12/31/12[1]	12/31/11	12/31/10[2]	12/31/09
Net asset value, beginning of period	$11.705	$10.315	$10.526	$8.458	$6.823

Income (loss) from investment operations:
Net investment income[3]	0.061	0.033	0.003	0.010	0.028
Net realized and unrealized gain (loss)	2.731	1.357	(0.214)	2.058	1.632

Total from investment operations	2.792	1.390	(0.211)	2.068	1.660

Less dividends and distributions from:
Net investment income.	(0.031)	—	—	—	(0.025)

Total dividends and distributions	(0.031)	—	—	—	(0.025)

Net asset value, end of period	$14.466	$11.705	$10.315	$10.526	$8.458

Total return[4]	23.87%	13.48%	(2.00%)	24.45%	24.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$199,294	$36,282	$25,100	$16,199	$8,063
Ratio of expenses to average net assets	1.20%	1.38%	1.27%	1.48%	1.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed.	1.24%	1.47%	1.33%	1.51%	1.50%
Ratio of net investment income to average net assets	0.45%	0.30%	0.02%	0.10%	0.41%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.41%	0.21%	(0.04%)	0.07%	0.41%
Portfolio turnover	25%	146%	87%	57%	76%

[1]	Commencing after the close of business on September 21, 2012, J.P. Morgan Investment Management, Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisor.

[2]	Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–10

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP JPMorgan Mid Cap Value RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate

LVIP JPMorgan Mid Cap Value RPM Fund–11

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $4,421 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the average daily net assets of the Fund; 0.75% of the next $90 million; and 0.65% of average daily net assets in excess of $150 million.

LIAC has contractually agreed to waive a portion of its advisory fee. Effective October 1, 2013, the waiver amount is 0.12% of the first $60 million of average daily net assets of the Fund. Prior to October 1, 2013, the waiver amount was 0.09% of the first $60 million of average daily net assets of the Fund. The agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

J.P. Morgan Investment Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $4,969 and $904, respectively.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $6,350 for the year ended December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$137,079
Distribution fees payable to LFD	39,371
Trading operation fees payable to Lincoln Life	661

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $157,293,234 and sales of $27,234,219 of investment securities other than short-term investments.

LVIP JPMorgan Mid Cap Value RPM Fund–12

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$198,932,234

Aggregate unrealized appreciation	$27,760,098
Aggregate unrealized depreciation	(999,741)

Net unrealized appreciation	$26,760,357

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Common Stock.	$205,809,687
Money Market Fund	19,882,904

Total	$225,692,591

Futures Contracts	$503,418

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year End	Year End
	12/31/13	12/31/12
Ordinary Income	$529,396	$—

In addition, the Fund declared an ordinary income consent dividend of $228,667 for the year ended December 31, 2012. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

LVIP JPMorgan Mid Cap Value RPM Fund–13

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$201,117,225
Undistributed ordinary income	42,140
Capital loss carryforwards.	(4,469,256)
Unrealized appreciation	26,760,357

Net assets	$223,450,466

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax character of distributions from real estate investment trusts, return of capital on investments, and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$(228,966)	$299	$228,667

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2013, if not utilized in future years, will expire as follows: $1,546,552 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses that will be carried forward under the Act are as follows:

Tax Character
Short-Term	Long-Term
$283,135	$2,639,569

6. Capital Shares

Transactions in capital shares were as follows:

	Year End	Year End
	12/31/13	12/31/12
Shares sold:
Standard Class	478,774	356,740
Service Class	11,493,708	1,623,095
Shares issued upon reinvestment of dividends and distributions:
Standard Class	7,454	—
Service Class	29,267	—

	12,009,203	1,979,835

Shares redeemed:
Standard Class	(268,022)	(928,894)
Service Class	(846,200)	(956,759)

	(1,114,222)	(1,885,653)

Net increase	10,894,981	94,182

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts — The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions

LVIP JPMorgan Mid Cap Value RPM Fund–14

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

in futures to seek to control portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	$503,418	Liabilities net of receivables and other assets	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(5,356,756)	$503,418

Derivatives Generally-The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative	Liability Derivative
	Volume	Volume
Futures contracts (average notional value)	$6,721,984	$9,531,266

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2013. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2013, there were no Rule 144A securities and no securities have been determined to be illiquid.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occured that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP JPMorgan Mid Cap Value RPM Fund

We have audited the accompanying statement of net assets of the LVIP JPMorgan Mid Cap Value RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP JPMorgan Mid Cap Value RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP JPMorgan Mid Cap Value RPM Fund–16

LVIP JPMorgan Mid Cap Value RFM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with J.P. Morgan Investment Management, Inc. (“JP Morgan” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP JPMorgan Mid Cap Value RPM Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among

LVIP JPMorgan Mid Cap Value RPM Fund–17

LVIP JPMorgan Mid Cap Value RPM Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board also considered that in the third quarter of 2012, LIAC implemented a Risk Portfolio Management (“RPM”) strategy for the Fund by which, with respect to 0-20% of the Fund’s assets, LIAC actively manages the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and the subadviser manages the remaining 80-100% of the Fund’s assets according to the investment mandate. The Board considered that the RPM strategy was designed to reduce the volatility of the Fund’s returns and as risk management is a newer strategy, the Morningstar peer groups generally do not include risk-managed funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver for the Fund on assets up to $60 million through July 1, 2014 and had proposed to increase the amount of the advisory fee waiver from 0.09% to 0.12% effective October 1, 2013 through July 1, 2014. The Board noted that the investment management fees, giving effect to the advisory fee waiver, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented and proposed to increase the advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and JP Morgan on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JP Morgan under the subadvisory agreement. The Board

LVIP JPMorgan Mid Cap Value RPM Fund–18

LVIP JPMorgan Mid Cap Value RPM Fund

Other Fund Information(continued)

Approval of Subadvisory Agreement (continued)

reviewed the services provided by JP Morgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JP Morgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the returns and standard deviation of funds included in a peer group of Morningstar Mid Cap Value funds and the Russell Mid Cap Value TR USD Index. The Board noted the Fund’s performance was below the median return of the Morningstar peer group for the one and five year periods and the benchmark index for the one, three and five year periods and slightly above the median return of the Morningstar peer group for the three year period. The Board considered that JP Morgan assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012, which provided a limited period of time to evaluate investment performance. The Board considered that a Risk Portfolio Management (“RPM”) strategy was implemented for the Fund in September 2012 which was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by JP Morgan were satisfactory.

Subadvisory Fee and Economies of Scale. The Board’s reviewed the subadvisory fee schedule for the Fund, which contains breakpoints and noted that the subadvisory fee schedule was within range of funds with similar strategies managed by JP Morgan. The Board considered that LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Fund. The Board noted JP Morgan’s statement that it does not derive any indirect benefits from its relationship of the Fund and that it does not utilize soft dollars. The Board noted the subadvisory fee schedule was negotiated between LIAC and JP Morgan, an unaffiliated third party, and that LIAC compensated JP Morgan from its fees.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP JPMorgan Mid Cap Value RPM Fund—19

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); Alpha One Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP JPMorgan Mid Cap Value RPM Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP JPMorgan Mid Cap Value RPM Fund–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O.Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN(454-6265). The SAI is also available on the SEC’s web site(http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb,Trustee, is the son-in-law of Kenneth G. Stella,Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. TheTrust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Mid Cap Value RPM Fund–22

LVIP JPMorgan High Yield Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP JPMorgan High Yield Fund

LVIP JPMorgan High Yield Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 6.57% (Standard Class shares with distributions reinvested) for the year ended December 31, 2013, while its benchmark, the Barclays Capital U.S. High Yield 2% Issuer Cap TR Index®* returned 7.44%.

2013 started with strong returns in leveraged credit through the first quarter, as risk assets rallied. Low real yields across the curve continued to push demand for yield (as represented by flows into leveraged credit) and a healthy primary market in bonds and loans met most of the demand. Ultimately the supply/demand imbalance provided a stiff tailwind for leveraged credit through the first quarter. Moving into the second quarter, high-yield performance was largely driven by investor fears that Federal Reserve (Fed) tape ring would bring about increasing rates. This prompted significant exchange-traded fund and mutual fund outflows starting at the end of May and continuing throughout June. Uncertainty continued in the third quarter, with a possible U.S. strike on Syria and questions about future Fed monetary policy. Both fears were calmed in September by a non-military solution to Syria and a surprise decision by the Fed to leave intact its $85 billion monthly pace of asset purchases. Investors were reassured in the fourth quarter as the U.S. economy proved resilient to the effects of the debt ceiling debate and improving growth and a reinforced zero interest rate policy message, which offset the prospect for reduced quantitative easing.

The Fund outperformed the index in the: 1) industrial other, 2) consumer cyclical, 3) utility, and 4) technology sectors. Alternatively, the Fund trailed the index in the: 1) finance, 2) basic materials and 3) energy sectors. By rating, an overweight in BBB and an underweight in CCC detracted from performance, while an underweight in BB added to returns.

During 2013, market weakness seemed driven more by concerns over rates rather than by any evidence of severely deteriorating fundamentals or increase in defaults. Given default rates, we believe spreads adequately compensated investors. We did see some loosening of credit standards in new issuance, a result of the strong demand for high-yield bonds and loans, but the overall backdrop remained predominately debt friendly.

Moving into 2014, we believe that Fed policy may prove to be a source of volatility for credit markets. We continue to focus on improving credit with upgrade potential, mindful of investments in the longer-duration, lower-yield sectors and marginally adding to extended credit that offers sufficient incremental yield and total return to compensate for the additional risk. As intra-market spreads narrow, it becomes increasingly more important to identify and distinguish credit risk as, generally speaking, a market characterized by strong demand is apt to under price credit volatility and absorb negative information without recourse.

Notwithstanding, we believe we are in the mid-cycle of the high-yield market, where fundamentals are solid and underwriting standards are generally reasonable, thus making it important to protect the Portfolio and begin to look for performance through the next default cycle.

William J. Morgan,

James P. Shanahan

James E. Gibson

J.P. Morgan Investment Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan High Yield Fund–1

LVIP JPMorgan High Yield Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 5/3/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP JPMorgan High Yield Fund on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,449 for the Standard Class shares and $13,328 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. High Yield 2% Issuer Cap TR Index did over the same period. The same $10,000 investment would have increased to $14,024. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns	Ended
on investment	12/31/13

Standard Class Shares
One Year	+ 6.57%
Inception (5/3/10)	+ 8.40%

Service Class Shares
One Year	+ 6.31%
Inception (5/3/10)	+ 8.14%

*

Barclays Capital U.S. High Yield 2% Issuer Cap TR Index (formerly Lehman Brothers U.S. Corporate High Yield Index — 2% Issuer Cap Index) is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

LVIP JPMorgan High Yield Fund–2

LVIP JPMorgan High Yield Fund

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,051.10	0.70%	$3.62
Service Class Shares	1,000.00	1,049.80	0.95%	4.91
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.68	0.70%	$3.57
Service Class Shares	1,000.00	1,020.42	0.95%	4.84

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan High Yield Fund–3

LVIP JPMorgan High Yield Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Corporate Bonds	86.63%
Aerospace & Defense	0.97%
Air Freight & Logistics	0.04%
Airlines	1.00%
Auto Components	0.65%
Automobiles	0.64%
Beverages	0.23%
Building Products	0.80%
Capital Markets	0.29%
Chemicals	2.04%
Commercial Banks	2.40%
Commercial Services & Supplies	2.37%
Communications Equipment	0.87%
Computers & Peripherals	0.24%
Construction & Engineering	0.28%
Construction Materials	1.65%
Consumer Finance	1.91%
Containers & Packaging	2.55%
Distributor	0.32%
Diversified Consumer Services	0.13%
Diversified Financial Services	2.80%
Diversified Telecommunication Services	4.61%
Electric Utilities	0.07%
Electrical Equipment	0.12%
Electronic Equipment, Instruments & Components	0.23%
Energy Equipment & Services	2.27%
Food & Staples Retailing	1.11%
Food Products	2.30%
Gas Utilities	0.54%
Health Care Equipment & Supplies	0.90%
Health Care Providers & Services	4.26%
Health Care Technology	0.04%
Hotels, Restaurants & Leisure	4.27%
Household Durables	1.61%
Independent Power Producers & Energy Traders	1.98%
Insurance	1.29%
Internet & Catalog Retail	0.12%
Internet Software & Services	0.40%
IT Services	2.63%
Leisure Equipment & Products	0.10%
Life Sciences Tools & Services	0.20%
Machinery	0.46%
Marine	0.76%
Media	6.17%
Metals & Mining	4.01%
Multiline Retail	0.17%
Oil, Gas & Consumable Fuels	12.42%

Security Type/Sector	Percentage of Net Assets

Paper & Forest Products	0.27%
Personal Products	0.03%
Pharmaceuticals	1.41%
Professional Services	0.11%
Real Estate Investment Trusts	0.59%
Real Estate Management & Development	0.27%
Road & Rail	1.23%
Semiconductors & Semiconductor Equipment	0.66%
Software	0.51%
Specialty Retail	1.63%
Textiles, Apparel & Luxury Goods	0.05%
Trading Companies & Distributors	0.39%
Wireless Telecommunication Services	4.26%

Senior Secured Loans	7.14%

Common Stock	0.22%

Preferred Stock	0.54%

Warrants	0.04%

Money Market Fund	5.06%

Total Value of Securities	99.63%

Receivables and Other Assets Net of Liabilities	0.37%

Total Net Assets	100.00%

LVIP JPMorgan High Yield Fund–4

LVIP JPMorgan High Yield Fund

Statement of Nets Assets

December 31, 2013

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS–86.63%
Aerospace & Defense–0.97%
#Alliant Techsystems 144A
5.25% 10/1/21	310,000	$312,325
BE Aerospace
5.25% 4/1/22	856,000	873,120
6.875% 10/1/20	1,419,000	1,564,448
Bombardier
#144A 6.125% 1/15/23	535,000	533,663
#144A 7.75% 3/15/20	112,000	127,680
Esterline Technologies
7.00% 8/1/20	850,000	922,250
GenCorp 7.125% 3/15/21	153,000	164,475
TransDigm 7.75% 12/15/18	600,000	646,500
Triumph Group
4.875% 4/1/21	200,000	195,000
8.625% 7/15/18	35,000	37,975

		5,377,436

Air Freight & Logistics–0.04%
#syncreon Group 144A
8.625% 11/1/21	200,000	208,000

		208,000

Airlines–1.00%
Continental Airlines Pass Through Trust
♦Series 2012-3 Class C
6.125% 4/29/18	577,000	602,965
♦Series 2003-ERJ1
7.875% 7/2/18	703,743	758,284
♦Series 2004-ERJ1
9.558% 9/1/19	476,076	533,205
♦Series 2005-ERJ1
9.798% 4/1/21	627,801	707,845
Delta Air Lines Pass Through Trust
♦Series 2012-1 Class A
4.75% 5/7/20	148,789	159,204
#♦Series 2012-1 Class B
144A 6.875% 5/7/19	581,350	624,951
Northwest Airlines Pass Through Trust
♦Series 2007-1 Class A
7.027% 11/1/19	809,270	898,290
♦Series 2007-1 Class B
8.028% 11/1/17	89,547	96,935
United Airlines Pass Through Trust
•♦Series 2007-1 Class C
2.599% 7/2/14	625,181	625,181
♦Series 2007-1
6.636% 7/2/22	358,103	379,589
♦US Airways Series 2013-1
Class A Pass Through Trust
3.95% 11/15/25	150,000	145,875

		5,532,324

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Auto Components–0.65%
Dana Holding 6.75% 2/15/21	18,000	$19,440
Goodyear Tire & Rubber
7.00% 5/15/22	1,463,000	1,581,869
8.25% 8/15/20	400,000	449,000
#Pittsburgh Glass Works 144A
8.00% 11/15/18	111,000	117,383
#Poindexter (J.B.) 144A
9.00% 4/1/22	609,000	653,153
#Schaeffler Finance 144A
4.75% 5/15/21	250,000	250,625
#Stackpole International
Intermediate 144A
7.75% 10/15/21	502,000	524,590

		3,596,060

Automobiles–0.64%
Chrysler Group
8.00% 6/15/19	675,000	749,250
8.25% 6/15/21	2,125,000	2,427,813
Jaguar Land Rover Automotive
#144A 4.125% 12/15/18	211,000	213,374
#144A 5.625% 2/1/23	150,000	150,750

		3,541,187

Beverages–0.23%
Constellation Brands
3.75% 5/1/21	159,000	149,858
4.25% 5/1/23	320,000	299,200
6.00% 5/1/22	5,000	5,363
7.25% 5/15/17	150,000	175,125
#Crestview DS Merger Sub II
144A 10.00% 9/1/21	460,000	495,650
#Pernod-Ricard 144A
5.75% 4/7/21	150,000	165,588

		1,290,784

Building Products–0.80%
Building Materials Corp of America
#144A 6.75% 5/1/21	1,065,000	1,155,525
#144A 7.50% 3/15/20	150,000	162,750
#Calcipar 144A 6.875% 5/1/18	200,000	213,000
Griffon 7.125% 4/1/18	385,000	410,025
Masco
5.95% 3/15/22	156,000	165,750
7.125% 3/15/20	20,000	22,930
#Masonite International 144A
8.25% 4/15/21	840,000	928,200
#Norbord 144A 5.375% 12/1/20	457,000	455,286
Nortek 8.50% 4/15/21	399,000	443,888
#Roofing Supply Group 144A
10.00% 6/1/20	435,000	491,550

		4,448,904

LVIP JPMorgan High Yield Fund–5

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets–0.29%
E Trade Financial
6.00% 11/15/17	105,000	$112,088
6.375% 11/15/19	470,000	507,013
#Neuberger Berman Group 144A
5.625% 3/15/20	225,000	237,375
Oppenheimer Holdings 8.75% 4/15/18	220,000	236,500
#Walter Investment Management
144A 7.875% 12/15/21	507,000	515,873

		1,608,849

Chemicals–2.04%
Ashland
3.00% 3/15/16	344,000	352,600
3.875% 4/15/18	423,000	430,403
4.75% 8/15/22	787,000	751,585
#Axiall 144A 4.875% 5/15/23	145,000	137,569
#Basell Finance 144A
8.10% 3/15/27	435,000	550,464
Celanese US Holdings
4.625% 11/15/22	225,000	216,281
6.625% 10/15/18	435,000	466,538
Chemtura 5.75% 7/15/21	525,000	534,844
#Eagle Spinco 144A
4.625% 2/15/21	120,000	118,050
Huntsman International
4.875% 11/15/20	750,000	742,500
#INEOS Group Holdings 144A
6.125% 8/15/18	236,000	237,770
LyondellBasell Industries
5.00% 4/15/19	430,000	478,126
6.00% 11/15/21	580,000	668,130
#NOVA Chemicals 144A
5.25% 8/1/23	450,000	464,906
Olin 5.50% 8/15/22	560,000	561,400
OMNOVA Solutions
7.875% 11/1/18	355,000	383,400
#PetroLogistics 144A
6.25% 4/1/20	425,000	428,188
PolyOne
5.25% 3/15/23	1,310,000	1,283,800
7.375% 9/15/20	648,000	718,470
Rain CII Carbon
#144A 8.00% 12/1/18	630,000	655,200
#144A 8.25% 1/15/21	400,000	410,000
Tronox Finance 6.375% 8/15/20	690,000	707,250

		11,297,474

Commercial Banks–2.40%
AmSouth Bancorp
6.75% 11/1/25	425,000	447,682

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
•BAC Capital Trust XIV
4.00% 12/31/49	296,000	$220,668
Barclays Bank 7.625% 11/21/22	220,000	234,850
CIT Group
4.25% 8/15/17	338,000	353,210
5.00% 5/15/17	749,000	803,303
5.00% 8/15/22	1,960,000	1,919,159
5.375% 5/15/20	858,000	915,915
#144A 6.625% 4/1/18	1,306,000	1,474,148
#Provident Funding Associates
144A 6.75% 6/15/21	191,000	191,000
Regions Bank 7.50% 5/15/18	310,000	367,594
Royal Bank of Scotland Group
6.00% 12/19/23	293,000	295,452
6.10% 6/10/23	1,144,000	1,155,314
6.125% 12/15/22	1,285,000	1,317,778
•9.50% 3/16/22	697,000	817,955
•Wachovia Capital Trust III
5.57% 3/29/49	1,865,000	1,715,800
•Wells Fargo 7.98% 3/29/49	975,000	1,092,000

		13,321,828

Commercial Services & Supplies–2.37%
ADT
3.50% 7/15/22	171,000	149,114
4.125% 6/15/23	619,000	550,414
#144A 6.25% 10/15/21	795,000	835,744
Casella Waste Systems
7.75% 2/15/19	755,000	777,650
Cenveo 8.875% 2/1/18	575,000	577,875
Clean Harbors 5.125% 6/1/21	150,000	152,250
Covanta Holding
6.375% 10/1/22	144,000	148,567
#Darling Escrow 144A
5.375% 1/15/22	330,000	332,888
Deluxe 7.00% 3/15/19	965,000	1,037,375
Donnelley (R.R.)
6.50% 11/15/23	340,000	345,100
7.00% 2/15/22	220,000	237,600
7.625% 6/15/20	315,000	344,138
#Garda World Security 144A
7.25% 11/15/21	775,000	784,688
#~Igloo Holdings PIK 144A
8.25% 12/15/17	208,000	213,200
International Lease Finance
5.875% 4/1/19	260,000	278,200
6.25% 5/15/19	1,345,000	1,462,688
8.25% 12/15/20	631,000	739,848
8.625% 1/15/22	845,000	1,002,805
8.75% 3/15/17	323,000	381,948
Iron Mountain
5.75% 8/15/24	100,000	93,250

LVIP JPMorgan High Yield Fund–6

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
Iron Mountain (continued)
7.75% 10/1/19	346,000	$387,520
8.375% 8/15/21	137,000	148,303
#Liberty Tire Recycling 144A
11.00% 10/1/16	250,000	251,875
#LSB Industries 144A
7.75% 8/1/19	531,000	560,205
#Mustang Merger 144A
8.50% 8/15/21	308,000	334,180
#Prestige Brands 144A
5.375% 12/15/21	350,000	355,250
#Speedy Cash Intermediate
Holdings 144A 10.75% 5/15/18	330,000	348,975
TransUnion Holding
9.625% 6/15/18	306,000	330,480

		13,162,130

Communications Equipment–0.87%
Alcatel-Lucent USA
#144A 4.625% 7/1/17	266,000	267,663
6.45% 3/15/29	436,000	388,040
#144A 6.75% 11/15/20	673,000	700,761
Avaya
#144A 7.00% 4/1/19	725,000	714,125
#144A 10.50% 3/1/21	456,000	437,760
#Brightstar 144A 9.50% 12/1/16	710,000	784,550
Goodman Networks
#144A 12.125% 7/1/18	615,000	651,900
#144A 12.375% 7/1/18	251,000	266,060
Nokia
5.375% 5/15/19	418,000	435,765
6.625% 5/15/39	158,000	156,025

		4,802,649

Computers & Peripherals–0.24%
NCR Escrow
#144A 5.875% 12/15/21	55,000	56,306
#144A 6.375% 12/15/23	130,000	133,413
Seagate HDD Cayman
#144A 3.75% 11/15/18	525,000	532,219
#144A 4.75% 6/1/23	257,000	241,580
6.875% 5/1/20	50,000	54,313
7.00% 11/1/21	278,000	308,233

		1,326,064

Construction & Engineering–0.28%
Dycom Investments
7.125% 1/15/21	244,000	264,130
MasTec 4.875% 3/15/23	187,000	177,183
Tutor Perini 7.625% 11/1/18	855,000	919,125
USG
#144A 5.875% 11/1/21	178,000	185,343

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction & Engineering (continued)
USG (continued)
#144A 7.875% 3/30/20	18,000	$20,340

		1,566,121

Construction Materials–1.65%
Cemex Espana Luxembourg
#144A 9.25% 5/12/20	375,000	413,438
#144A 9.875% 4/30/19	1,550,000	1,778,625
#Cemex Finance 144A
9.375% 10/12/22	2,080,000	2,355,600
Cemex SAB de CV
#144A 6.50% 12/10/19	625,000	647,188
#144A 7.25% 1/15/21	200,000	207,500
#144A 9.00% 1/11/18	300,000	330,750
#Headwaters 144A 7.25% 1/15/19	336,000	346,920
Lafarge 7.125% 7/15/36	225,000	235,688
#US Concrete 144A
8.50% 12/1/18	232,000	238,380
Vulcan Materials 7.50% 6/15/21	2,272,000	2,601,440

		9,155,529

Consumer Finance–1.91%
#ACE Cash Express 144A
11.00% 2/1/19	1,020,000	823,650
Ally Financial
4.625% 6/26/15	390,000	406,870
5.50% 2/15/17	260,000	282,750
6.25% 12/1/17	1,775,000	1,985,781
7.50% 9/15/20	365,000	426,594
8.00% 12/31/18	450,000	533,250
8.00% 3/15/20	1,585,000	1,907,944
8.00% 11/1/31	2,310,000	2,774,888
Ford Motor Credit
5.875% 8/2/21	1,250,000	1,419,338

		10,561,065

Containers & Packaging–2.55%
Ardagh Packaging Finance
#144A 4.875% 11/15/22	400,000	398,000
#144A 7.00% 11/15/20	500,000	507,500
#144A 7.375% 10/15/17	400,000	432,000
#144A 9.125% 10/15/20	491,000	537,645
Ball
4.00% 11/15/23	354,000	318,600
5.00% 3/15/22	135,000	134,325
5.75% 5/15/21	200,000	211,500
Berry Plastics
9.50% 5/15/18	205,000	220,888
9.75% 1/15/21	775,000	900,938
Beverage Packaging Holdings Luxembourg II
#144A 5.625% 12/15/16	440,000	449,900
#144A 6.00% 6/15/17	150,000	152,250
Cascades 7.75% 12/15/17	250,000	261,250

LVIP JPMorgan High Yield Fund–7

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Containers & Packaging (continued)
Crown Americas
4.50% 1/15/23	445,000	$418,300
6.25% 2/1/21	250,000	272,500
Graphic Packaging
International 4.75% 4/15/21	357,000	354,323
Owens Illinois 7.80% 5/15/18	400,000	464,000
Reynolds Group Issuer
5.75% 10/15/20	885,000	907,125
6.875% 2/15/21	435,000	470,888
7.125% 4/15/19	750,000	802,500
7.875% 8/15/19	1,400,000	1,554,000
9.00% 4/15/19	1,175,000	1,266,063
9.875% 8/15/19	1,500,000	1,676,250
Sealed Air
#144A 5.25% 4/1/23	200,000	195,500
#144A 6.50% 12/1/20	355,000	383,400
#144A 8.125% 9/15/19	250,000	281,875
#144A 8.375% 9/15/21	500,000	570,000

		14,141,520

Distributor–0.32%
HD Supply
7.50% 7/15/20	415,000	449,238
8.125% 4/15/19	615,000	688,031
VWR Funding 7.25% 9/15/17	610,000	657,275

		1,794,544

Diversified Consumer Services–0.13%
Service International
#144A 5.375% 1/15/22	83,000	84,453
7.00% 5/15/19	230,000	247,250
8.00% 11/15/21	360,000	414,900

		746,603

Diversified Financial Services–2.80%
Aircastle 4.625% 12/15/18	220,000	222,200
#Ausdrill Finance 144A
6.875% 11/1/19	212,000	194,510
Bank of America
5.875% 1/5/21	790,000	909,341
•8.00% 12/30/49	2,334,000	2,598,260
#Cantor Commercial Real Estate
144A 7.75% 2/15/18	265,000	281,563
#‡Chukchansi Economic
Development Authority 144A
9.75% 5/30/20	236,584	158,511
•Citigroup 5.95% 12/29/49	795,000	736,647
#CNG Holdings 144A
9.375% 5/15/20	1,293,000	1,196,025
#Compiler Finance Sub 144A
7.00% 5/1/21	251,000	250,373
#Denali Borrower 144A
5.625% 10/15/20	2,361,000	2,346,244

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Fly Leasing 6.75% 12/15/20	200,000	$203,500
General Motors Financial
#144A 2.75% 5/15/16	120,000	121,800
#144A 3.25% 5/15/18	56,000	56,140
#144A 4.25% 5/15/23	94,000	89,653
#144A 4.75% 8/15/17	500,000	533,125
#•ILFC E-Capital Trust I 144A
5.46% 12/21/65	2,595,000	2,400,375
#•ILFC E-Capital Trust II 144A
6.25% 12/21/65	566,000	537,700
#~MPH Intermediate Holding 2
PIK 144A 8.375% 8/1/18	293,000	305,819
Nationstar Mortgage
6.50% 7/1/21	172,000	164,690
6.50% 6/1/22	325,000	306,313
7.875% 10/1/20	433,000	451,403
9.625% 5/1/19	143,000	161,590
#Nielsen Luxembourg 144A
5.50% 10/1/21	155,000	157,713
#Patriot Merger 144A
9.00% 7/15/21	221,000	233,155
#ROC Finance 144A
12.125% 9/1/18	462,000	477,015
#•Societe Generale 144A
7.875% 12/31/49	444,000	447,219

		15,540,884

Diversified Telecommunication Services–4.61%
#Altice Financing 144A
6.50% 1/15/22	330,000	334,125
#Altice Finco 144A
8.125% 1/15/24	200,000	208,000
CenturyLink 6.75% 12/1/23	155,000	157,713
Cincinnati Bell
8.375% 10/15/20	205,000	223,450
8.75% 3/15/18	199,000	209,945
#Clearwire Communications
144A 14.75% 12/1/16	670,000	916,225
Embarq 7.995% 6/1/36	2,403,000	2,439,244
Frontier Communications
8.50% 4/15/20	275,000	309,375
9.25% 7/1/21	1,061,000	1,228,108
Intelsat Jackson Holdings
#144A 5.50% 8/1/23	365,000	348,575
#144A 6.625% 12/15/22	800,000	828,000
7.25% 10/15/20	315,000	346,106
7.50% 4/1/21	1,500,000	1,661,250
Intelsat Luxembourg
#144A 7.75% 6/1/21	1,560,000	1,678,950
#144A 8.125% 6/1/23	1,121,000	1,206,476
Level 3 Communications
8.875% 6/1/19	50,000	54,875

LVIP JPMorgan High Yield Fund–8

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Level 3 Communications (continued)
11.875% 2/1/19	3,683,000	$4,253,865
Level 3 Financing
#•144A 3.846% 1/15/18	160,000	161,400
#144A 6.125% 1/15/21	900,000	911,250
7.00% 6/1/20	100,000	106,500
8.125% 7/1/19	723,000	797,108
8.625% 7/15/20	617,000	694,125
9.375% 4/1/19	325,000	365,219
PAETEC Holding
9.875% 12/1/18	245,000	275,013
Qwest 7.25% 9/15/25	340,000	362,809
Qwest Capital Funding
6.875% 7/15/28	124,000	115,010
7.75% 2/15/31	679,000	656,933
#Telesat Canada 144A
6.00% 5/15/17	335,000	349,656
#tw telecom Holdings 144A
5.375% 10/1/22	104,000	102,440
#UPCB Finance V 144A
7.25% 11/15/21	846,000	922,140
#UPCB Finance VI 144A
6.875% 1/15/22	450,000	480,375
Virgin Media Finance
#144A 6.375% 4/15/23	200,000	204,500
8.375% 10/15/19	134,000	146,730
Virgin Media Secured Finance
6.50% 1/15/18	675,000	701,156
Windstream
6.375% 8/1/23	126,000	118,440
7.75% 10/15/20	670,000	714,388
7.75% 10/1/21	660,000	702,900
7.875% 11/1/17	125,000	143,438
8.125% 9/1/18	135,000	145,800

		25,581,612

Electric Utilities–0.07%
#InterGen 144A 7.00% 6/30/23	353,000	367,120

		367,120

Electrical Equipment–0.12%
#Artesyn Escrow 144A
9.75% 10/15/20	164,000	173,020
#International Wire Group
Holdings 144A 8.50% 10/15/17	487,000	517,438

		690,458

Electronic Equipment, Instruments & Components–0.23%
CDW 8.50% 4/1/19	569,000	631,590
Jabil Circuit 4.70% 9/15/22	337,000	325,205
#Viasystems 144A 7.875% 5/1/19	302,000	328,048

		1,284,843

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Energy Equipment & Services–2.27%
Basic Energy Services
7.75% 2/15/19	325,000	$341,250
7.75% 10/15/22	846,000	877,725
CGG 9.50% 5/15/16	173,000	182,948
Key Energy Services
6.75% 3/1/21	1,365,000	1,405,950
#Ocean Rig UDW 144A
9.50% 4/27/16	700,000	746,375
Oil States International
5.125% 1/15/23	259,000	293,318
6.50% 6/1/19	515,000	550,406
#Parker Drilling 144A
7.50% 8/1/20	600,000	632,250
#Petroleum Geo-Services 144A
7.375% 12/15/18	600,000	642,000
Pioneer Energy Services
9.875% 3/15/18	500,000	532,500
Precision Drilling
6.50% 12/15/21	360,000	385,200
6.625% 11/15/20	385,000	412,913
#Sea Trucks Group 144A
9.00% 3/26/18	600,000	580,500
Seadrill
#144A 5.625% 9/15/17	267,000	277,680
#144A 6.125% 9/15/20	1,400,000	1,403,500
SESI 7.125% 12/15/21	500,000	560,000
#Trinidad Drilling 144A
7.875% 1/15/19	590,000	629,825
Unit 6.625% 5/15/21	2,015,000	2,135,900

		12,590,240

Food & Staples Retailing–1.11%
American Stores 7.10% 3/20/28	400,000	532,250
#~BI-LO PIK 144A 8.625% 9/15/18	258,000	270,900
CST Brands 5.00% 5/1/23	942,000	913,740
Ingles Markets 5.75% 6/15/23	425,000	418,625
New Albertsons
7.45% 8/1/29	540,000	445,500
7.75% 6/15/26	200,000	163,000
8.00% 5/1/31	454,000	376,820
Rite Aid
6.75% 6/15/21	440,000	463,650
9.25% 3/15/20	225,000	259,313
10.25% 10/15/19	500,000	562,500
supervalu 8.00% 5/1/16	872,000	969,010
#Tops Holding 144A
8.875% 12/15/17	700,000	772,625

		6,147,933

Food Products–2.30%
#ARAMARK 144A 5.75% 3/15/20	675,000	708,750

LVIP JPMorgan High Yield Fund–9

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
#Bumble Bee Holdings 144A
9.00% 12/15/17	1,260,000	$1,386,000
Dean Foods 7.00% 6/1/16	425,000	471,750
#ESAL 144A 6.25% 2/5/23	200,000	180,500
#Hawk Acquisition 144A
4.25% 10/15/20	1,687,000	1,636,390
JBS USA Finance
#144A 7.25% 6/1/21	822,000	861,045
#144A 7.25% 6/1/21	348,000	363,660
#144A 8.25% 2/1/20	721,000	785,890
Michael Foods 9.75% 7/15/18	100,000	109,250
#Nufarm Australia 144A
6.375% 10/15/19	574,000	596,960
Pilgrim’s Pride 7.875% 12/15/18	1,540,000	1,686,300
#Post Holdings 144A
6.75% 12/1/21	508,000	527,050
Smithfield Foods 7.75% 7/1/17	755,000	889,013
Sun Merger Sub
#144A 5.25% 8/1/18	1,177,000	1,235,850
#144A 5.875% 8/1/21	91,000	93,503
#Wells Enterprises 144A
6.75% 2/1/20	1,189,000	1,209,808

		12,741,719

Gas Utilities–0.54%
AmeriGas Finance
6.75% 5/20/20	122,000	133,895
7.00% 5/20/22	1,157,000	1,261,130
AmeriGas Partners
6.25% 8/20/19	415,000	448,200
6.50% 5/20/21	27,000	28,958
Ferrellgas
6.50% 5/1/21	343,000	351,575
#144A 6.75% 1/15/22	273,000	278,460
#NGL Energy Partners 144A
6.875% 10/15/21	352,000	362,560
Suburban Propane Partners
7.375% 8/1/21	68,000	74,460
7.50% 10/1/18	71,000	76,503

		3,015,741

Health Care Equipment & Supplies–0.90%
Alere 6.50% 6/15/20	140,000	143,850
Biomet
6.50% 8/1/20	1,102,000	1,162,610
6.50% 10/1/20	925,000	957,375
#~ConvaTec Finance
International PIK 144A
8.25% 1/15/19	346,000	355,083
#ConvaTec Healthcare 144A
10.50% 12/15/18	1,500,000	1,689,375
Hologic 6.25% 8/1/20	275,000	291,500

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
Hospira 5.20% 8/12/20	71,000	$73,766
Mallinckrodt International Finance
#144A 3.50% 4/15/18	72,000	70,701
#144A 4.75% 4/15/23	270,000	249,650

		4,993,910

Health Care Providers & Services–4.26%
#Acadia Healthcare 144A
6.125% 3/15/21	340,000	350,200
Amsurg 5.625% 11/30/20	500,000	522,500
Community Health Systems
5.125% 8/15/18	305,000	315,675
7.125% 7/15/20	440,000	457,050
8.00% 11/15/19	635,000	692,150
DaVita
6.375% 11/1/18	600,000	631,125
6.625% 11/1/20	450,000	484,875
Emergency Medical Services
8.125% 6/1/19	122,000	132,828
Fresenius Medical Care US Finance
#144A 5.75% 2/15/21	630,000	670,950
#144A 6.50% 9/15/18	225,000	255,375
Fresenius Medical Care US Finance II
#144A 5.625% 7/31/19	176,000	190,960
#144A 5.875% 1/31/22	763,000	808,780
HCA
4.75% 5/1/23	255,000	240,338
5.875% 3/15/22	1,019,000	1,054,665
5.875% 5/1/23	445,000	440,550
6.50% 2/15/20	1,550,000	1,706,938
7.25% 9/15/20	300,000	327,750
7.50% 2/15/22	1,415,000	1,556,500
8.00% 10/1/18	1,000,000	1,183,750
HCA Holdings 6.25% 2/15/21	470,000	492,913
Health Management Associates
6.125% 4/15/16	250,000	278,125
7.375% 1/15/20	161,000	180,924
IASIS Healthcare
8.375% 5/15/19	393,000	418,545
inVentiv Health
#144A 9.00% 1/15/18	325,000	341,250
#144A 11.00% 8/15/18	726,000	644,325
#144A 11.00% 8/15/18	682,000	606,980
#LifePoint Hospitals 144A
5.50% 12/1/21	255,000	256,594
#Milacron 144A 7.75% 2/15/21	740,000	780,700
#MultiPlan 144A 9.875% 9/1/18	1,115,000	1,232,075
#National Mentor Holdings 144A
12.50% 2/15/18	899,000	966,425
Omnicare 7.75% 6/1/20	202,000	224,725
Tenet Healthcare
4.375% 10/1/21	495,000	467,775

LVIP JPMorgan High Yield Fund–10

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Tenet Healthcare (continued)
4.50% 4/1/21	496,000	$471,820
4.75% 6/1/20	485,000	476,513
#144A 6.00% 10/1/20	658,000	688,021
6.25% 11/1/18	150,000	166,688
8.00% 8/1/20	560,000	609,700
8.125% 4/1/22	875,000	945,000
Thermadyne Holdings
9.00% 12/15/17	518,000	555,555
United Surgical Partners
International 9.00% 4/1/20	705,000	793,125

		23,620,737

Health Care Technology–0.04%
#IMS Health 144A 6.00% 11/1/20	220,000	234,300

		234,300

Hotels, Restaurants & Leisure–4.27%
Ameristar Casinos
7.50% 4/15/21	345,000	376,050
Burger King 9.875% 10/15/18	475,000	529,625
Caesars Entertainment Operating
8.50% 2/15/20	1,135,000	1,095,984
11.25% 6/1/17	2,490,000	2,539,800
#CCM Merger 144A
9.125% 5/1/19	135,000	141,750
#Ceasers Entertainment Resort
Properties 144A
8.00% 10/1/20	1,450,000	1,515,250
Cedar Fair 5.25% 3/15/21	1,093,000	1,084,803
#Churchill Downs 144A
5.375% 12/15/21	125,000	127,500
Cinemark USA 5.125% 12/15/22	460,000	447,350
DineEquity 9.50% 10/30/18	285,000	317,775
#Downstream Development
Authority of the Quapaw Tribeof Oklahoma 144A
10.50% 7/1/19	201,000	204,015
#Graton Economic Development
Authority 144A 9.625% 9/1/19	325,000	378,625
#Hilton Worldwide Finance 144A
5.625% 10/15/21	845,000	878,272
Isle of Capri Casinos
7.75% 3/15/19	460,000	500,250
8.875% 6/15/20	250,000	267,500
MGM Resorts International
6.75% 10/1/20	675,000	723,938
7.625% 1/15/17	503,000	574,678
7.75% 3/15/22	2,862,000	3,212,595
8.625% 2/1/19	210,000	247,275
10.00% 11/1/16	200,000	241,000
11.375% 3/1/18	250,000	318,750

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
#~MISA Investments PIK 144A
8.625% 8/15/18	190,000	$197,125
#Penn National Gaming 144A
5.875% 11/1/21	200,000	198,000
Pinnacle Entertainment
8.75% 5/15/20	295,000	326,713
#Rivers Pittsburgh Borrower
144A 9.50% 6/15/19	474,000	522,585
#Seminole Hard Rock
Entertainment 144A
5.875% 5/15/21	1,080,000	1,066,500
#Seneca Gaming 144A
8.25% 12/1/18	949,000	1,024,920
#Shearer’s Foods 144A
9.00% 11/1/19	142,000	150,520
#Shingle Springs Tribal Gaming
Authority 144A 9.75% 9/1/21	480,000	520,800
#Six Flags Entertainment 144A
5.25% 1/15/21	775,000	759,500
Station Casinos 7.50% 3/1/21	500,000	535,000
#Studio City Finance 144A
8.50% 12/1/20	1,000,000	1,112,500
Vail Resorts 6.50% 5/1/19	190,000	202,350
#Viking Cruises 144A
8.50% 10/15/22	355,000	402,925
#Wok Acquisition 144A
10.25% 6/30/20	370,000	403,763
Wynn Las Vegas 5.375% 3/15/22 .	525,000	532,875

		23,678,861

Household Durables–1.61%
Brookfield Residential Properties
#144A 6.125% 7/1/22	315,000	318,150
#144A 6.50% 12/15/20	535,000	557,738
Horton (D.R.) 6.50% 4/15/16	57,000	62,558
Jarden 7.50% 5/1/17	650,000	755,625
K Hovnanian Enterprises
6.25% 1/15/16	60,000	63,750
#144A 7.25% 10/15/20	369,000	398,059
#144A 9.125% 11/15/20	176,000	194,040
11.875% 10/15/15	445,000	515,088
KB Home 9.10% 9/15/17	75,000	88,313
Lennar
6.95% 6/1/18	590,000	666,700
12.25% 6/1/17	285,000	368,006
M/I Homes 8.625% 11/15/18	462,000	502,425
Meritage Homes
7.15% 4/15/20	130,000	141,050
#144A 7.15% 4/15/20	122,000	132,370
#Serta Simmons Holdings 144A
8.125% 10/1/20	719,000	785,508
Spectrum Brands 6.75% 3/15/20	1,000,000	1,081,250

LVIP JPMorgan High Yield Fund–11

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Household Durables (continued)
#Spectrum Brands Escrow 144A
6.625% 11/15/22	333,000	$355,061
Standard Pacific
8.375% 5/15/18	332,000	391,760
8.375% 1/15/21	300,000	351,000
10.75% 9/15/16	193,000	233,530
Taylor Morrison Communities
#144A 5.25% 4/15/21	221,000	215,475
#144A 7.75% 4/15/20	152,000	167,960
#144A 7.75% 4/15/20	67,000	74,035
#WCI Communities 144A
6.875% 8/15/21	485,000	483,788

		8,903,239

Independent Power Producers & Energy Traders–1.98%
AES 4.875% 5/15/23	190,000	178,600
Calpine
#144A 5.875% 1/15/24	696,000	683,820
#144A 6.00% 1/15/22	500,000	515,000
#144A 7.50% 2/15/21	796,000	872,615
#144A 7.875% 1/15/23	1,226,000	1,345,535
#Dynegy 144A 5.875% 6/1/23	400,000	380,000
‡Edison Mission Energy
7.00% 5/15/17	480,000	366,000
Energy Future Intermediate Holding
#144A 6.875% 8/15/17	73,000	75,920
10.00% 12/1/20	2,054,000	2,192,645
#144A 12.25% 3/1/22	260,000	306,800
GenOn Energy 9.875% 10/15/20 .	1,414,000	1,576,610
NRG Energy
6.625% 3/15/23	939,000	950,738
7.625% 5/15/19	700,000	743,750
7.875% 5/15/21	267,000	297,038
RRI Energy 7.875% 6/15/17	450,000	497,250

		10,982,321

Insurance–1.29%
—American International Group
8.175% 5/15/58	1,740,000	2,114,100
#A-S Co-Issuer Subsidiary 144A
7.875% 12/15/20	140,000	147,700
#•Catlin Insurance 144A
7.249% 12/31/49	621,000	648,945
#Fidelity & Guaranty Life
Holdings 144A 6.375% 4/1/21 .	450,000	474,750
—Hartford Financial Services
Group 8.125% 6/15/38	865,000	1,012,483
Liberty Mutual Group
#144A 7.80% 3/15/37	905,000	977,400
#•144A 10.75% 6/15/58	558,000	838,395
#Onex USI Aquisition 144A
7.75% 1/15/21	551,000	566,153

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
—Prudential Financial
5.625% 6/15/43	379,000	$373,315

		7,153,241

Internet & Catalog Retail–0.12%
#Inter Active 144A
4.875% 11/30/18	105,000	107,888
#Netflix 144A 5.375% 2/1/21	536,000	545,380

		653,268

Internet Software & Services–0.40%
#Bankrate 144A 6.125% 8/15/18	245,000	256,025
#eAccess 144A 8.25% 4/1/18	650,000	713,375
Equinix 4.875% 4/1/20	187,000	187,000
Zayo Group
8.125% 1/1/20	250,000	275,000
10.125% 7/1/20	680,000	787,100

		2,218,500

IT Services–2.63%
#Ceridian 144A 8.875% 7/15/19	417,000	481,635
#Ceridian HCM Holding 144A
11.00% 3/15/21	357,000	413,228
CyrusOne 6.375% 11/15/22	294,000	305,760
Fidelity National Information Services
5.00% 3/15/22	133,000	135,993
7.875% 7/15/20	50,000	54,555
First Data
#144A 6.75% 11/1/20	1,525,000	1,593,625
#144A 8.25% 1/15/21	1,195,000	1,277,156
#144A 8.875% 8/15/20	500,000	555,625
#144A 10.625% 6/15/21	320,000	348,400
#144A 11.25% 1/15/21	250,000	277,188
#144A 11.75% 8/15/21	725,000	768,500
#144A 11.75% 8/15/21	583,000	617,980
12.625% 1/15/21	1,029,000	1,212,934
#~First Data PIK 144A
8.75% 1/15/22	673,589	722,424
Harland Clarke Holdings
•6.00% 5/15/15	965,000	967,413
#144A 9.75% 8/1/18	1,405,000	1,529,694
iGATE 9.00% 5/1/16	485,000	517,738
#Sabre 144A 8.50% 5/15/19	120,000	133,650
Sitel
#144A 11.00% 8/1/17	443,000	475,118
11.50% 4/1/18	935,000	827,475
SunGard Data Systems
6.625% 11/1/19	290,000	305,950
7.625% 11/15/20	496,000	543,120
Unisys 6.25% 8/15/17	325,000	350,188
#WEX 144A 4.75% 2/1/23	166,000	153,550

		14,568,899

LVIP JPMorgan High Yield Fund–12

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Leisure Equipment & Products–0.10%
Party City Holdings
8.875% 8/1/20	208,000	$234,000
#~PC Nextco Holdings PIK 144A
8.75% 8/15/19	300,000	309,375

		543,375

Life Sciences Tools & Services–0.20%
Catalent Pharma Solutions
7.875% 10/15/18	1,069,000	1,090,380

		1,090,380

Machinery–0.46%
#BC Mountain 144A 7.00% 2/1/21.	587,000	595,805
#Cleaver-Brooks 144A
8.75% 12/15/19	185,000	201,650
Columbus McKinnon
7.875% 2/1/19	110,000	119,075
#Huber (J.M.) 144A
9.875% 11/1/19	170,000	196,138
#Trinseo Materials Operating
144A 8.75% 2/1/19	922,000	956,575
UCI International
8.625% 2/15/19	450,000	452,250

		2,521,493

Marine–0.76%
#Bluewater Holding 144A
10.00% 12/10/19	1,000,000	1,008,125
Martin Midstream Partners
7.25% 2/15/21	281,000	288,025
#Navios Maritime Acquisition
144A 8.125% 11/15/21	243,000	249,075
Navios South American
Logistics 9.25% 4/15/19	917,000	993,799
Teekay 8.50% 1/15/20	232,000	252,010
Ultrapetrol Bahamas
#144A 8.875% 6/15/21	950,000	1,033,125
#144A 8.875% 6/15/21	87,000	94,069
#World Wide Supply AS 144A
7.75% 5/26/17	280,000	280,700

		4,198,928

Media–6.17%
Cablevision Systems
5.875% 9/15/22	522,000	502,425
8.00% 4/15/20	2,035,000	2,284,288
CCO Holdings
#144A 5.25% 3/15/21	870,000	835,200
5.25% 9/30/22	735,000	689,981
#144A 5.75% 9/1/23	110,000	104,775
5.75% 1/15/24	431,000	408,373
6.50% 4/30/21	1,413,000	1,458,923

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
CCO Holdings (continued)
7.00% 1/15/19	227,000	$239,769
8.125% 4/30/20	735,000	801,150
Cequel Communications Holdings I
#144A 5.125% 12/15/21	250,000	235,625
#144A 6.375% 9/15/20	51,000	52,530
Clear Channel Communications
9.00% 12/15/19	936,000	959,400
Clear Channel Worldwide Holdings
6.50% 11/15/22	957,000	982,121
6.50% 11/15/22	243,000	247,556
7.625% 3/15/20	1,843,000	1,946,669
7.625% 3/15/20	45,000	47,025
#Cogeco Cable 144A
4.875% 5/1/20	167,000	161,781
CSC Holdings 8.625% 2/15/19	70,000	82,425
DISH DBS
4.625% 7/15/17	60,000	63,000
5.875% 7/15/22	1,328,000	1,334,640
6.75% 6/1/21	1,965,000	2,092,725
7.875% 9/1/19	1,182,000	1,356,345
#DreamWorks Animation SKG
144A 6.875% 8/15/20	730,000	775,625
Gannett
#144A 5.125% 7/15/20	430,000	437,525
#144A 6.375% 10/15/23	455,000	472,063
Gray Television 7.50% 10/1/20	1,230,000	1,313,025
#Harron Communications 144A
9.125% 4/1/20	270,000	300,375
Intelsat Jackson Holdings
6.625% 12/15/22	1,110,000	1,148,850
Lamar Media
5.00% 5/1/23	168,000	160,440
5.875% 2/1/22	50,000	51,500
7.875% 4/15/18	125,000	132,344
Liberty Interactive
8.25% 2/1/30	380,000	406,600
#Live Nation Entertainment
144A 7.00% 9/1/20	445,000	485,050
#McGraw-Hill Global Education
Holdings 144A 9.75% 4/1/21	199,000	220,890
Mediacom 9.125% 8/15/19	487,000	529,004
#NAI Entertainment Holdings
144A 5.00% 8/1/18	176,000	182,600
Nexstar Broadcasting
6.875% 11/15/20	592,000	636,400
Nielsen Finance 4.50% 10/1/20	300,000	293,250
Quebecor Media 5.75% 1/15/23	240,000	233,400
#RCN Telecom Services 144A
8.50% 8/15/20	285,000	289,275
Regal Cinemas 8.625% 7/15/19	270,000	290,925

LVIP JPMorgan High Yield Fund–13

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Regal Entertainment Group
5.75% 6/15/23	550,000	$543,125
9.125% 8/15/18	204,000	222,360
Sinclair Television Group
5.375% 4/1/21	340,000	336,600
6.125% 10/1/22	615,000	624,225
#144A 6.375% 11/1/21	240,000	249,600
Sirius XM Radio
#144A 4.25% 5/15/20	310,000	293,725
#144A 4.625% 5/15/23	160,000	145,200
#144A 5.25% 8/15/22	150,000	152,250
#144A 5.875% 10/1/20	160,000	163,600
Starz 5.00% 9/15/19	690,000	708,975
Time Warner Cable
6.75% 7/1/18	255,000	286,246
#Unitymedia Hessen 144A
5.50% 1/15/23	539,000	525,525
Univision Communications
#144A 5.125% 5/15/23	625,000	627,344
#144A 6.75% 9/15/22	2,020,000	2,222,000
#144A 7.875% 11/1/20	400,000	441,500
#144A 8.50% 5/15/21	350,000	386,750
Valassis Communications
6.625% 2/1/21	361,000	374,086
#WMG Acquisition 144A
6.00% 1/15/21	629,000	656,519

		34,205,497

Metals & Mining–4.01%
AK Steel 8.75% 12/1/18	520,000	583,700
Aleris International
7.625% 2/15/18	80,000	85,100
7.875% 11/1/20	452,000	482,510
APERAM
#144A 7.375% 4/1/16	500,000	516,250
#144A 7.75% 4/1/18	525,000	540,750
ArcelorMittal
6.75% 2/25/22	2,795,000	3,053,538
7.50% 10/15/39	1,080,000	1,066,500
10.35% 6/1/19	2,000,000	2,540,000
#Bluescope Steel Finance 144A
7.125% 5/1/18	402,000	423,105
Coeur Mining 7.875% 2/1/21	1,047,000	1,067,940
Commercial Metals
4.875% 5/15/23	55,000	51,425
6.50% 7/15/17	500,000	556,250
7.35% 8/15/18	460,000	526,700
FMG Resources August 2006 Pty
#144A 6.00% 4/1/17	71,000	75,793
#144A 6.875% 2/1/18	935,000	986,425
#144A 6.875% 4/1/22	743,000	813,585

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
FMG Resources August 2006 Pty (continued)
#144A 7.00% 11/1/15	238,000	$247,371
#144A 8.25% 11/1/19	975,000	1,098,094
#Hecla Mining 144A
6.875% 5/1/21	1,093,000	1,054,745
Inmet Mining
#144A 7.50% 6/1/21	260,000	273,000
#144A 8.75% 6/1/20	600,000	654,000
#JMC Steel Group 144A
8.25% 3/15/18	500,000	506,250
Kaiser Aluminum 8.25% 6/1/20	656,000	744,560
#KGHM International 144A
7.75% 6/15/19	237,000	251,220
New Gold
#144A 6.25% 11/15/22	494,000	480,415
#144A 7.00% 4/15/20	78,000	80,438
Novelis 8.75% 12/15/20	1,368,000	1,528,740
#Prince Mineral Holding 144A
11.50% 12/15/19	160,000	178,800
Ryerson 9.00% 10/15/17	265,000	281,231
Steel Dynamics
5.25% 4/15/23	275,000	276,375
6.125% 8/15/19	120,000	130,500
6.375% 8/15/22	170,000	184,450
7.625% 3/15/20	332,000	361,465
Taseko Mines 7.75% 4/15/19	535,000	543,025

		22,244,250

Multiline Retail–0.17%
#Neiman Marcus Group 144A
8.00% 10/15/21	702,000	737,100
Sears Holdings 6.625% 10/15/18	200,000	182,000

		919,100

Oil, Gas & Consumable Fuels–12.42%
Access Midstream Partners
4.875% 5/15/23	1,010,000	979,700
5.875% 4/15/21	621,000	664,470
6.125% 7/15/22	2,006,000	2,156,450
Alta Mesa Holdings
9.625% 10/15/18	209,000	224,675
Antero Resources Finance
#144A 5.375% 11/1/21	225,000	227,391
6.00% 12/1/20	1,087,000	1,146,785
Atlas Pipeline Partners
#144A 4.75% 11/15/21	1,000,000	920,000
#144A 5.875% 8/1/23	364,000	348,530
6.625% 10/1/20	334,000	350,700
Bill Barrett
7.00% 10/15/22	645,000	672,413
7.625% 10/1/19	700,000	756,000

LVIP JPMorgan High Yield Fund–14

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Bonanza Creek Energy
6.75% 4/15/21	495,000	$520,988
Calumet Specialty Products Partners
#144A 7.625% 1/15/22	270,000	273,375
9.375% 5/1/19	380,000	423,700
9.625% 8/1/20	206,000	232,265
Chesapeake Energy
3.25% 3/15/16	131,000	132,638
5.375% 6/15/21	340,000	353,600
5.75% 3/15/23	340,000	351,900
6.125% 2/15/21	542,000	584,005
7.25% 12/15/18	33,000	38,280
Chesapeake Oilfield Operating
6.625% 11/15/19	125,000	131,563
Cimarex Energy 5.875% 5/1/22	894,000	949,875
#Citgo Petroleum 144A
11.50% 7/1/17	400,000	440,000
Cloud Peak Energy Resources
8.50% 12/15/19	243,000	264,870
Comstock Resources
7.75% 4/1/19	453,000	483,578
9.50% 6/15/20	443,000	498,375
Concho Resources
5.50% 10/1/22	300,000	311,250
5.50% 4/1/23	120,000	124,200
6.50% 1/15/22	980,000	1,065,750
7.00% 1/15/21	400,000	442,000
CONSOL Energy
6.375% 3/1/21	825,000	855,938
8.00% 4/1/17	500,000	528,750
8.25% 4/1/20	450,000	489,375
Continental Resources
7.125% 4/1/21	345,000	392,869
7.375% 10/1/20	125,000	141,250
Crestwood Midstream Partners
6.00% 12/15/20	143,000	148,005
#144A 6.125% 3/1/22	454,000	467,620
7.75% 4/1/19	500,000	545,000
Crosstex Energy 7.125% 6/1/22 .	255,000	291,338
CVR Refining 6.50% 11/1/22	540,000	533,250
#Diamondback Energy 144A
7.625% 10/1/21	317,000	336,020
Energy Transfer Equity
5.875% 1/15/24	1,250,000	1,239,063
Energy XXI Gulf Coast
#144A 7.50% 12/15/21	188,000	196,930
7.75% 6/15/19	445,000	479,488
9.25% 12/15/17	175,000	195,563
EP Energy
6.875% 5/1/19	129,000	139,481
7.75% 9/1/22	1,145,000	1,288,125
9.375% 5/1/20	858,000	994,208

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
#/EPE Holdings PIK 144A
8.875% 12/15/17	477,058	$492,562
Genesis Energy
5.75% 2/15/21	375,000	381,094
7.875% 12/15/18	315,000	340,988
Halcon Resources
#144A 9.25% 2/15/22	560,000	572,600
#144A 9.75% 7/15/20	251,000	262,609
#Hiland Partners 144A
7.25% 10/1/20	1,602,000	1,726,155
Hilcorp Energy I
#144A 7.625% 4/15/21	1,365,000	1,487,850
#144A 8.00% 2/15/20	323,000	351,263
Holly Energy Partners
6.50% 3/1/20	137,000	143,850
Kinder Morgan
#144A 5.00% 2/15/21	323,000	319,765
#144A 5.625% 11/15/23	323,000	314,356
Kodiak Oil & Gas
5.50% 1/15/21	210,000	210,525
5.50% 2/1/22	248,000	248,000
Laredo Petroleum
7.375% 5/1/22	170,000	185,300
MarkWest Energy Partners
4.50% 7/15/23	256,000	241,280
5.50% 2/15/23	1,250,000	1,265,625
6.25% 6/15/22	78,000	82,875
6.75% 11/1/20	565,000	615,850
MEG Energy
#144A 6.375% 1/30/23	380,000	384,275
#144A 6.50% 3/15/21	300,000	317,250
#144A 7.00% 3/31/24	265,000	268,975
#~Memorial Resource
Development PIK 144A
10.00% 12/15/18	250,000	249,375
Midstates Petroleum
10.75% 10/1/20	77,000	84,123
#Murphy Oil USA 144A
6.00% 8/15/23	95,000	95,950
Newfield Exploration
5.625% 7/1/24	694,000	694,000
5.75% 1/30/22	400,000	414,000
6.875% 2/1/20	100,000	107,625
7.125% 5/15/18	425,000	442,425
#Oasis Petroleum 144A
6.875% 3/15/22	650,000	692,250
Peabody Energy
6.25% 11/15/21	2,140,000	2,172,100
6.50% 9/15/20	325,000	343,688
#Penn Virginia Resource
Partners 144A 6.50% 5/15/21	87,000	90,480

LVIP JPMorgan High Yield Fund–15

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Plains Exploration & Production
6.50% 11/15/20	375,000	$414,326
6.75% 2/1/22	590,000	650,352
QEP Resources
5.25% 5/1/23	383,000	360,978
5.375% 10/1/22	1,062,000	1,027,485
6.875% 3/1/21	1,335,000	1,438,463
Range Resources
5.00% 8/15/22	210,000	207,375
5.00% 3/15/23	210,000	206,325
5.75% 6/1/21	215,000	228,975
6.75% 8/1/20	10,000	10,875
Regency Energy Partners
4.50% 11/1/23	133,000	121,695
5.50% 4/15/23	1,245,000	1,220,100
6.50% 7/15/21	370,000	394,050
#Rockies Express Pipeline 144A
6.00% 1/15/19	250,000	232,500
Rosetta Resources
5.625% 5/1/21	1,025,000	1,027,563
5.875% 6/1/22	308,000	306,075
Sabine Oil & Gas 9.75% 2/15/17	313,000	327,085
Sabine Pass Liquefaction
#144A 5.625% 2/1/21	553,000	543,323
#144A 5.625% 4/15/23	263,000	247,220
#Samson Investment 144A
10.50% 2/15/20	1,465,000	1,604,175
SandRidge Energy
7.50% 3/15/21	220,000	231,550
#SemGroup 144A 7.50% 6/15/21	266,000	282,625
#Shelf Drilling Holdings 144A
8.625% 11/1/18	225,000	244,125
SM Energy
#144A 5.00% 1/15/24	400,000	383,000
6.50% 11/15/21	910,000	969,150
6.50% 1/1/23	700,000	737,625
6.625% 2/15/19	665,000	709,888
Stone Energy 7.50% 11/15/22	1,214,000	1,274,700
#Summit Midstream Holdings
144A 7.50% 7/1/21	185,000	194,250
Swift Energy
7.875% 3/1/22	843,000	838,785
8.875% 1/15/20	308,000	321,860
#Talos Production 144A
9.75% 2/15/18	547,000	562,043
Targa Resources Partners
5.25% 5/1/23	600,000	584,250
6.375% 8/1/22	54,000	57,375
6.875% 2/1/21	485,000	523,800
Tesoro Logistics
#144A 5.875% 10/1/20	1,406,000	1,444,665

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Tesoro Logistics (continued)
5.875% 10/1/20	708,000	$727,470
6.125% 10/15/21	450,000	465,750
#Ultra Petroleum 144A
5.75% 12/15/18	805,000	829,150
Vanguard Natural Resources
7.875% 4/1/20	260,000	274,300
W&T Offshore 8.50% 6/15/19	1,210,000	1,285,625
Western Refining 6.25% 4/1/21	414,000	419,175
Whiting Petroleum
5.00% 3/15/19	875,000	899,063
WPX Energy
5.25% 1/15/17	290,000	311,025
6.00% 1/15/22	2,766,000	2,779,830

		68,850,681

Paper & Forest Products–0.27%
#Ainsworth Lumber 144A
7.50% 12/15/17	193,000	208,440
Boise Cascade 6.375% 11/1/20	597,000	631,328
Clearwater Paper
4.50% 2/1/23	180,000	162,900
7.125% 11/1/18	8,000	8,580
Louisiana-Pacific 7.50% 6/1/20 .	117,000	130,748
#Resolute Forest Products 144A
5.875% 5/15/23	75,000	69,750
#Unifrax I 144A 7.50% 2/15/19	280,000	291,200

		1,502,946

Personal Products–0.03%
Revlon Consumer Products
5.75% 2/15/21	194,000	192,303

		192,303

Pharmaceuticals–1.41%
#~Capsugel PIK 144A
7.00% 5/15/19	240,000	244,950
#Endo Finance 144A
5.75% 1/15/22	675,000	680,063
Endo Health Solutions
7.00% 7/15/19	120,000	129,000
7.00% 12/15/20	365,000	392,375
Par Pharmaceutical
7.375% 10/15/20	100,000	103,875
#Salix Pharmaceuticals 144A
6.00% 1/15/21	350,000	359,625
Valeant Pharmaceuticals International
#144A 5.625% 12/1/21	750,000	755,625
#144A 6.375% 10/15/20	1,400,000	1,482,250
#144A 6.50% 7/15/16	278,000	287,035
#144A 6.75% 10/1/17	35,000	37,450
#144A 6.75% 8/15/18	709,000	782,559

LVIP JPMorgan High Yield Fund–16

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International (continued)
#144A 6.75% 8/15/21	300,000	$319,500
#144A 6.875% 12/1/18	450,000	483,750
#144A 7.00% 10/1/20	675,000	730,688
#144A 7.25% 7/15/22	200,000	216,250
#144A 7.50% 7/15/21	717,000	790,493

		7,795,488

Professional Services–0.11%
FTI Consulting 6.75% 10/1/20	480,000	520,800
#~Jaguar Holding I PIK 144A
9.375% 10/15/17	90,000	95,625

		616,425

Real Estate Investment Trusts–0.59%
CNL Lifestyle Properties
7.25% 4/15/19	305,000	315,675
DDR 7.875% 9/1/20	75,000	92,778
DuPont Fabros Technology
5.875% 9/15/21	392,000	406,700
Felcor Lodging 6.75% 6/1/19	310,000	331,700
iStar Financial
3.875% 7/1/16	775,000	796,313
4.875% 7/1/18	775,000	775,969
9.00% 6/1/17	241,000	283,476
RHP Hotel Properties
5.00% 4/15/21	244,000	242,170

		3,244,781

Real Estate Management & Development–0.27%
CBRE Services
5.00% 3/15/23	945,000	913,106
6.625% 10/15/20	35,000	37,625
Kennedy-Wilson 8.75% 4/1/19	124,000	136,710
#Mattamy Group 144A
6.50% 11/15/20	422,000	422,000

		1,509,441

Road & Rail–1.23%
#Ashtead Capital 144A
6.50% 7/15/22	424,000	454,210
Avis Budget Car Rental
5.50% 4/1/23	55,000	53,556
8.25% 1/15/19	565,000	618,675
9.75% 3/15/20	220,000	259,050
Hertz
4.25% 4/1/18	53,000	54,590
5.875% 10/15/20	98,000	102,043
6.25% 10/15/22	385,000	399,438
6.75% 4/15/19	200,000	216,500
7.375% 1/15/21	230,000	253,575
United Rentals North America
5.75% 7/15/18	103,000	110,596

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Road & Rail (continued)
United Rentals North America (continued)
6.125% 6/15/23	1,715,000	$1,749,300
7.375% 5/15/20	200,000	222,750
7.625% 4/15/22	267,000	298,039
8.375% 9/15/20	1,300,000	1,456,000
10.25% 11/15/19	26,000	29,474
#Watco 144A 6.375% 4/1/23	550,000	547,250

		6,825,046

Semiconductors & Semiconductor Equipment–0.66%
Advanced Micro Devices
7.75% 8/1/20	503,000	501,743
Amkor Technology
6.625% 6/1/21	165,000	172,013
7.375% 5/1/18	450,000	477,000
Freescale Semiconductor
#144A 5.00% 5/15/21	490,000	477,750
#144A 6.00% 1/15/22	263,000	266,945
8.05% 2/1/20	265,000	286,200
NXP
#144A 3.50% 9/15/16	200,000	205,500
#144A 3.75% 6/1/18	420,000	425,250
#144A 5.75% 2/15/21	200,000	210,000
#144A 5.75% 3/15/23	200,000	204,000
#Sensata Technologies 144A
4.875% 10/15/23	435,000	411,075

		3,637,476

Software–0.51%
#ACI Worldwide 144A
6.375% 8/15/20	200,000	209,500
Activision Blizzard
#144A 5.625% 9/15/21	270,000	280,125
#144A 6.125% 9/15/23	500,000	522,500
Audatex North America
#144A 6.00% 6/15/21	449,000	472,573
#144A 6.125% 11/1/23	105,000	108,675
#~Healthcare Technology
Intermediate PIK 144A
7.375% 9/1/18	217,000	226,765
Infor US 9.375% 4/1/19	535,000	604,550
#Nuance Communications 144A
5.375% 8/15/20	403,000	395,948

		2,820,636

Specialty Retail–1.63%
AutoNation 5.50% 2/1/20	100,000	107,875
Best Buy 5.00% 8/1/18	300,000	315,750
#~Chinos Intermediate Holdings A
PIK 144A 7.75% 5/1/19	228,000	233,700
Claire’s Stores
#144A 6.125% 3/15/20	250,000	242,500

LVIP JPMorgan High Yield Fund–17

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Specialty Retail (continued)
Claire’s Stores (continued)
#144A 7.75% 6/1/20	189,000	$176,715
8.875% 3/15/19	1,075,000	1,112,625
#144A 9.00% 3/15/19	3,237,000	3,528,330
Gymboree 9.125% 12/1/18	200,000	185,250
J. Crew Group 8.125% 3/1/19	201,000	212,055
#~Jo-Ann Stores Holdings PIK
144A 9.75% 10/15/19	300,000	315,375
L Brands 5.625% 10/15/23	500,000	510,000
#New Look Bondco I 144A
8.375% 5/14/18	261,000	271,440
Penske Automotive Group
5.75% 10/1/22	130,000	133,575
QVC 5.125% 7/2/22	75,000	74,309
#Radio Systems 144A
8.375% 11/1/19	475,000	522,500
Sally Holdings 5.50% 11/1/23	615,000	611,925
#Toys R Us 144A 7.375% 9/1/16	500,000	462,500

		9,016,424

Textiles, Apparel & Luxury Goods–0.05%
PVH 4.50% 12/15/22	124,000	118,110
#Quiksilver 144A 7.875% 8/1/18	165,000	179,850

		297,960

Trading Companies & Distributors–0.39%
Aircastle
6.25% 12/1/19	488,000	525,210
7.625% 4/15/20	460,000	518,650
H&E Equipment Services
7.00% 9/1/22	811,000	888,045
#LKQ 144A 4.75% 5/15/23	240,000	223,800

		2,155,705

Wireless Telecommunication Services–4.26%
Cricket Communications
7.75% 10/15/20	1,147,000	1,311,881
Crown Castle International
5.25% 1/15/23	250,000	246,250
MetroPCS Wireless
#144A 6.25% 4/1/21	793,000	825,711
6.625% 11/15/20	1,014,000	1,078,643
#144A 6.625% 4/1/23	372,000	385,485
7.875% 9/1/18	45,000	48,431
NII Capital
7.625% 4/1/21	1,800,000	751,500
8.875% 12/15/19	317,000	137,895
10.00% 8/15/16	181,000	96,835
NII International Telecom
#144A 7.875% 8/15/19	500,000	380,000
#144A 11.375% 8/15/19	402,000	337,680
SBA Telecommunications
5.75% 7/15/20	232,000	242,440

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
#SoftBank 144A 4.50% 4/15/20	1,165,000	$1,141,700
Sprint
#144A 7.125% 6/15/24	437,000	444,648
#144A 7.25% 9/15/21	243,000	261,833
#144A 7.875% 9/15/23	1,194,000	1,286,535
Sprint Capital
6.90% 5/1/19	1,111,000	1,219,323
8.75% 3/15/32	1,633,000	1,759,558
Sprint Nextel
6.00% 11/15/22	1,190,000	1,166,200
#144A 7.00% 3/1/20	930,000	1,041,600
7.00% 8/15/20	1,250,000	1,359,375
#144A 9.00% 11/15/18	860,000	1,038,450
9.125% 3/1/17	334,000	394,120
11.50% 11/15/21	90,000	118,350
T-Mobile USA
#144A 5.25% 9/1/18	476,000	502,775
6.125% 1/15/22	175,000	178,500
6.464% 4/28/19	325,000	346,125
6.50% 1/15/24	129,000	130,935
6.633% 4/28/21	390,000	411,938
6.731% 4/28/22	1,388,000	1,452,195
6.836% 4/28/23	215,000	223,869
VimpelCom Holdings
#144A 5.20% 2/13/19	419,000	421,095
#144A 5.95% 2/13/23	200,000	189,500
#144A 6.255% 3/1/17	200,000	214,250
#144A 7.504% 3/1/22	550,000	575,916
Wind Acquisition Finance
#144A 7.25% 2/15/18	854,000	903,105
#144A 7.25% 2/15/18	200,000	210,500
#144A 11.75% 7/15/17	712,000	758,280

		23,593,426

Total Corporate Bonds (Cost $465,672,479)		480,228,658

«SENIOR SECURED LOANS–7.14%
Alcatel-Lucent USA Tranche C
5.75% 1/30/19	353,430	356,081
Alliance HealthCare Services
Tranche B
4.25% 5/31/19	223,018	221,717
Alon USA Partners Tranche B
1st Lien
9.25% 11/13/18	71,500	73,526
Altice Financing
5.50% 7/15/19	400,000	402,667

LVIP JPMorgan High Yield Fund–18

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS (continued)
American Casino & Entertainment Properties Tranche B 1st Lien 6.00% 6/11/20	323,375	$328,226
American Casino & Entertainmnet Properties 2nd Lien 11.25% 1/3/20	210,000	219,450
Aptalis Pharma Tranche B 6.00% 10/5/20	902,738	917,031
Arch Coal 6.25% 5/16/18	352,995	347,475
Avaya Tranche B-3 4.50% 10/27/17	160,298	156,616
Avaya Tranche B-5 8.00% 3/31/18	98,846	100,223
AZ ChemUSTrancheB 5.25% 12/6/17	84,746	85,488
BMC Software 1st Lien 5.00% 9/10/20	259,222	260,680
Caesars Entertainment Operating Tranche B6 5.49% 1/28/18	1,083,932	1,037,413
Carestream Health Tranche B 5.00% 6/5/19	195,000	197,754
CCM Merger 5.00% 3/1/17	187,610	189,721
CDW 3.50% 4/25/20	198,500	198,149
Ceridian Tranche B 4.25% 5/9/17	145,528	146,377
Chrysler Group Tranche B 4.25% 5/24/17	690,320	693,772
Cincinnati Bell Tranche B 1st Lien 4.00% 9/10/20	319,200	320,397
Clear Channel Communications Tranche B 3.65% 1/29/16	1,793,409	1,739,420
Clear Channel Communications Tranche D 6.75% 1/30/19	1,132,692	1,082,193
Collective Brands Tranche B 7.25% 9/19/19	74,251	74,971
Cricket Communications Tranche C 4.75% 3/2/20	524,365	527,118
Dell Tranche B 4.50% 4/29/20	1,077,000	1,072,588
Delta Air Lines Tranche B1 1st Lien 4.00% 10/18/18	990,000	995,775

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS (continued)
Dole Food Tranche B 4.50% 11/1/18	800,000	$804,600
Donnelley (R.H.) 9.00% 12/31/16	443,048	271,146
Ducommun Tranche B 4.75% 6/30/17	87,253	87,908
DuPont Performance Coatings Tranche B 4.75% 2/1/20	381,210	384,605
Edward Cayman Island II 1st Lien 4.75% 3/5/20	235,633	236,369
Entercom Radio Tranche B2 4.00% 11/23/18	79,867	80,066
Fieldwood Energy 1st Lien 3.875% 9/25/18	1,092,263	1,099,635
First Data Tranche B 4.16% 9/24/18	213,043	213,742
Freedom Group Operating Tranche B 5.50% 4/19/19	342,329	346,287
Freescale Semiconductor Tranche B 1st Lien 5.00% 1/30/20	297,750	301,360
Freescale Semiconductor Tranche B5 5.00% 1/15/21	569,325	576,619
Go Daddy Tranche B 4.00% 12/16/18	537,628	541,324
Graton Resort & Casino Tranche B 9.00% 8/3/18	150,000	159,563
Gymboree 5.00% 2/23/18	661,280	620,364
Harland Clarke Holdings Tranche B 5.41% 6/30/17	74,687	74,855
Heinz (H.J.) Tranche B2 1st Lien 3.50% 6/5/20	1,050,000	1,060,062
Hilton Worldwide Finance Tranche B2 3.75% 10/25/20	375,000	377,879
Infor US Tranche B2 5.25% 4/5/18	244,837	246,061
Integra Telecom Holdings 5.25% 2/22/19	124,476	126,188
Intrawest Tranche 1st Lien 5.50% 11/27/20	150,000	151,219
inVentiv Health Tranche B 7.50% 8/4/16	98,717	97,812
Jacobs Entertainment 6.25% 10/29/18	113,678	113,678

LVIP JPMorgan High Yield Fund–19

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS (continued)
La Frontera Generation Tranche B 4.50% 9/30/20	378,701	$383,435
McGraw-Hill Global Education Holdings 9.00% 3/4/19	202,598	206,577
MEG Energy Tranche B 3.75% 3/31/20	112,416	113,290
Mohegan Tribal Gaming Authority Tranche Loan B 5.50% 11/6/19	250,000	254,188
MTL Publishing Tranche B 4.25% 6/29/18	94,397	94,987
National Mentor Holdings Tranche B1 6.50% 2/9/17	221,584	223,523
Navios Maritime Partners Tranche B 5.25% 6/19/18	448,351	452,835
Noranda Aluminum Acquisition Tranche B 5.75% 2/28/19	236,913	222,402
OCI Beaumont Tranche B2 6.25% 8/20/19	119,811	121,458
Ozburn-Hessey Holding Tranche B 6.75% 5/7/19	79,600	79,899
Penney (J.C.) 1st Lien 6.00% 5/21/18	1,094,500	1,071,393
Pinnacle Foods Tranche G 1st Lien 3.25% 4/29/20	498,744	499,233
Quickrete 2nd Lien 7.00% 3/19/21	87,960	90,214
Radio One Tranche B 7.50% 3/7/16	537,980	550,421
Realogy 4.25% 10/10/16	22,849	23,078
Rice Drilling 2nd Lien 8.50% 10/11/18	144,739	148,313
Rite Aid 2nd Lien 4.875% 6/13/21	1,038,889	1,057,329
Rite Aid Tranche 1 2nd Lien 5.75% 8/3/20	155,000	159,408
ROC Finance 1st Lien 5.00% 3/27/19	543,638	520,534
RP Crown Parent Tranche 1st Lien 6.00% 12/21/18	567,143	570,333
Sabine Oil & Gas 2nd Lien 8.75% 12/31/18	466,667	472,209
Scientific Games International 4.25% 5/22/20	225,000	225,478

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS (continued)
Sears Tranche B 5.50% 6/30/18	815,000	$820,749
Serta Simmons Holdings Tranche B 1st Lien 5.00% 8/29/19	409,692	412,918
Shelf Drilling Midco Tranche Loan 1st Lien 10.00% 10/7/18	300,000	304,875
Shingle Springs Tribal Gaming Authority Tranche B 6.25% 8/29/19	372,188	374,979
Sourcehov 2nd Lien 8.75% 4/30/19	123,000	124,845
St. George’s University 8.50% 12/14/17	108,616	109,566
Stallion Oilfield Holdings 8.00% 6/19/18	265,807	267,136
State Class Tankers II 1st Lien 6.75% 6/20/20	275,000	279,469
Summit Materials Tranche B 5.00% 1/30/19	172,385	173,247
Supervalu 5.00% 3/21/19	1,558,160	1,574,855
Syniverse Holdings 1st Lien 4.00% 4/23/19	512,877	517,044
Texas Competitive Electric Holdings 4.50% 10/10/17	1,500,000	1,040,000
Tribune Tranche B 1st Lien 4.00% 11/20/20	600,000	596,906
Tronox Tranche B 1st Lien 4.50% 2/26/20	148,255	150,399
Univision Communications 1st Lien 4.00% 3/1/20	208,425	209,489
Univision Communications Tranche C1 1st Lien 4.50% 2/22/20	1,021,303	1,028,005
UPC Broadband Holding Tranche AH 3.25% 6/30/21	170,000	169,973
Vantage Energy Tranche 2nd Lien 8.50% 12/2/18	301,481	301,481
@Vertis 11.50% 12/20/15	243,194	7,296
Visant 5.25% 12/22/16	2,575,000	2,535,251
Wabash National Tranche B 6.00% 4/17/19	160,619	162,125
Walter Investments Management 1st Lien 4.75% 12/19/20	329,172	330,132

LVIP JPMorgan High Yield Fund–20

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

«SENIOR SECURED LOANS (continued)
Wildhorse Resources 2nd Lien
7.50% 6/7/19	614,286	$617,357
WMG Acquisition 1st Lien
3.75% 7/7/20	234,413	234,706

Total Senior Secured Loans (Cost $39,493,851)		39,599,510

	Number of Shares

COMMON STOCK–0.22%
Capmark Financial Group	23,750	95,000
†Dynegy	12,000	258,240
†@Escrow Dynegy Holdings	1,000,000	1,300
†@=General Maritime	85	1,226
†General Motors	6,614	270,314
†@Motors Liquidation	425,000	43
†@Motors Liquidation	400,000	40
†@Motors Liquidation	325,000	33
†@=Newpage.	6,724	586,266

Total Common Stock (Cost $1,553,863)		1,212,462

	Number of	Value
	Shares	(U.S. $)
PREFERRED STOCK–0.54%
#Ally Financial 144A 7.00%	1,306	$1,253,883
•Bank of America 8.125%	250,000	280,988
•Hartford Financial Services Group 7.875%	5,600	160,496
•XL Group 3.364%	1,505	1,291,008

Total Preferred Stock (Cost $2,796,543)		2,986,375

WARRANTS–0.04%
†@=General Maritime exerciseprice $42.50, expiration date 5/17/17	132	0
†General Motors CW16 exerciseprice $10.00, expiration date 7/10/16	4,228	131,744
†General Motors CW19 exerciseprice $18.33, expiration date 7/10/19	4,228	97,794

Total Warrants (Cost $211,691)		229,538

MONEY MARKET FUND–5.06%
Dreyfus Treasury & Agency Cash Management Fund	28,039,547	28,039,547

Total Money Market Fund (Cost $28,039,547)		28,039,547

TOTAL VALUE OF SECURITIES–99.63% (Cost $537,767,974)	552,296,090
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.37%	2,062,957

NET ASSETS APPLICABLE TO 49,043,211 SHARES OUTSTANDING–100.00%	$554,359,047

NET ASSET VALUE–LVIP JP MORGAN HIGH YIELD FUND STANDARD CLASS ($404,998,187 / 35,827,639 Shares)	$11.304

NET ASSET VALUE–LVIP JP MORGAN HIGH YIELD FUND SERVICE CLASS ($149,360,860 / 13,215,573 Shares)	$11.302

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$537,780,212
Accumulated net realized gain on investments.	2,050,719
Net unrealized appreciation of investments.	14,528,116

Total net assets	$554,359,047

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2013, the aggregate value of Rule 144A securities was $185,503,833, which represents 33.46% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2013. Interest rates reset periodically.

«	Of this amount, $7,080,340 represents payable for securities purchased and $137,221 represents payable for fund shares redeemed as of December 31, 2013.

/	100% of the income received was in the form of additional par.

@	Illiquid security. At December 31, 2013, the aggregate value of illiquid securities was $596,204, which represents 0.11% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

LVIP JPMorgan High Yield Fund–21

LVIP JPMorgan High Yield Fund

Statement of Nets Assets (continued)

♦

PassThrough Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $587,492, which represents 0.11% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2013.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

PIK–Pay-in-kind

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–22

LVIP JPMorgan High Yield Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Interest	$27,026,447
Dividends	519,429
Foreign tax withheld	(441)

27,545,435

EXPENSES:
Management fees	2,849,988
Distribution fees-Service Class	340,695
Accounting and administration expenses	162,510
Pricing fees	102,518
Professional fees.	45,262
Reports and statements to shareholders	36,385
Trustees’ fees and expenses	9,721
Custodian fees	8,585
Consulting fees	4,572
Other	5,527

3,565,763
Less management fees waived	(94,459)

Total operating expenses	3,471,304

NET INVESTMENT INCOME	24,074,131

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	2,257,320
Net change in unrealized appreciation
(depreciation) of investments	526,720

NET REALIZED AND UNREALIZED GAIN	2,784,040

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,858,171

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$24,074,131	$14,587,674
Net realized gain	2,257,320	789,386
Net change in unrealized appreciation (depreciation)	526,720	16,654,750

Net increase in net assets resulting from operations	26,858,171	32,031,810

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(18,488,544)	(8,767,436)
Service Class	(6,519,568)	(5,552,058)
Net realized gain:
Standard Class	(57,907)	—
Service Class	(22,017)	—

	(25,088,036)	(14,319,494)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	191,826,149	109,940,814
Service Class	81,501,512	81,292,618
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	18,546,451	8,767,436
Service Class	6,541,585	5,552,058

	298,415,697	205,552,926

Cost of shares redeemed:
Standard Class	(13,193,513)	(10,713,575)
Service Class	(70,304,495)	(44,257,135)

	(83,498,008)	(54,970,710)

Increase in net assets derived from capital share transactions	214,917,689	150,582,216

NET INCREASE IN NET ASSETS	216,687,824	168,294,532
NET ASSETS:
Beginning of year	337,671,223	169,376,691

End of year	$554,359,047	$337,671,223

Undistributed net investment income	$—	$788,684

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–23

LVIP JPMorgan High Yield Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Standard Class
	12/31/13	Year Ended 12/31/12	12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$11.123	$10.139	$10.372	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.639	0.681	0.682	0.497
Net realized and unrealized gain (loss)	0.090	0.825	(0.402)	0.185

Total from investment operations	0.729	1.506	0.280	0.682

Less dividends and distributions from:
Net investment income	(0.546)	(0.522)	(0.513)	(0.310)
Net realized gain	(0.002)	—	—	—

Total dividends and distributions	(0.548)	(0.522)	(0.513)	(0.310)

Net asset value, end of period	$11.304	$11.123	$10.139	$10.372

Total return[3]	6.57%	14.93%	2.78%	6.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$404,998	$207,465	$90,518	$52,808
Ratio of expenses to average net assets	0.71%	0.75%	0.79%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.75%	0.79%	0.86%
Ratio of net investment income to average net assets	5.55%	6.22%	6.45%	7.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.53%	6.22%	6.45%	7.33%
Portfolio turnover	33%	36%	57%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–24

LVIP JPMorgan High Yield Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Service Class
	12/31/13	Year Ended 12/31/12	12/31/11	5/3/10[1] to 12/31/10
Net asset value, beginning of period	$11.122	$10.143	$10.370	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.609	0.652	0.647	0.490
Net realized and unrealized gain (loss)	0.090	0.825	(0.392)	0.174

Total from investment operations	0.699	1.477	0.255	0.664

Less dividends and distributions from:
Net investment income	(0.517)	(0.498)	(0.482)	(0.294)
Net realized gain	(0.002)	—	—	—

Total dividends and distributions	(0.519)	(0.498)	(0.482)	(0.294)

Net asset value, end of period	$11.302	$11.122	$10.143	$10.370

Total return[3]	6.31%	14.63%	2.54%	6.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$149,361	$130,206	$78,859	$3,396
Ratio of expenses to average net assets	0.96%	1.00%	1.04%	1.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.98%	1.00%	1.04%	1.11%
Ratio of net investment income to average net assets	5.30%	5.97%	6.20%	7.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.28%	5.97%	6.20%	7.08%
Portfolio turnover	33%	36%	57%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–25

LVIP JPMorgan High Yield Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a high level of current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

LVIP JPMorgan High Yield Fund–26

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the average daily net assets of the Fund; and 0.60% of the Fund’s average daily net assets in excess of $500 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets in excess of $250 million. This agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

J.P. Morgan Investment Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $19,759 and $3,528, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$284,559
Distribution fees payable to LFD	31,315

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $342,077,847 and sales of $136,966,448 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$537,862,019

Aggregate unrealized appreciation	$19,602,099
Aggregate unrealized depreciation	(5,168,028)

Net unrealized appreciation	$14,434,071

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default

LVIP JPMorgan High Yield Fund–27

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

3. Investments (continued)

rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock.	$623,554	$—	$588,908	$1,212,462
Corporate Debt	—	519,828,168	—	519,828,168
Money Market Fund	28,039,547	—	—	28,039,547
Preferred Stock	160,496	2,825,879	—	2,986,375
Warrants	229,538	—	—	229,538

Total	$29,053,135	$522,654,047	$588,908	$552,296,090

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$25,088,036	$14,319,494

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$537,780,212
Undistributed ordinary income	221,373
Undistributed long-term capital gain	1,923,391
Unrealized appreciation	14,434,071

Net assets	$554,359,047

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$145,297	$(145,297)

LVIP JPMorgan High Yield Fund–28

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	16,677,840	9,919,939
Service Class	7,096,476	7,500,208
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,643,482	797,715
Service Class	579,739	504,945

	25,997,537	18,722,807

Shares redeemed:
Standard Class	(1,146,013)	(992,819)
Service Class	(6,168,027)	(4,072,805)

	(7,314,040)	(5,065,624)

Net increase	18,683,497	13,657,183

7. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan High Yield Fund–29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP JPMorgan High Yield Fund

We have audited the accompanying statement of net assets of the LVIP JPMorgan High Yield Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP JPMorgan High Yield Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP JPMorgan High Yield Fund–30

LVIP JPMorgan High Yield Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding	Total	Percent	Percent	Percent
	Shares	Voted	For*	Against*	Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with J.P. Morgan Investment Management, Inc. (“JP Morgan” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP JPMorgan High Yield Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among

LVIP JPMorgan High Yield Fund–31

LVIP JPMorgan High Yield Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.05% for the Fund on assets over $250 million through April 30, 2014. The Board noted that the investment management fees for the Fund were above the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and JP Morgan on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JP Morgan under the subadvisory agreement. The Board reviewed the services provided by JP Morgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JP Morgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total return of a peer group of Morningstar High Yield Bond funds and the Barclays Capital, US High Yield 2% Issuer Cap TR USD Index. The Board noted that the Fund’s return was below the

LVIP JPMorgan High Yield Fund–32

LVIP JPMorgan High Yield Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

median return of the Morningstar peer group and the benchmark index for the one and three year periods. The Board considered that LIAC would continue to monitor performance. The Board concluded that the services provided by JP Morgan were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains a breakpoint, and noted that the subadvisory fee schedule was somewhat higher than or within range of other similar funds sub-advised by JP Morgan. The Board considered that LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Fund. The Board noted JP Morgan’s statement that it does not derive any indirect benefits from its relationship to the Fund and that it does not utilize soft dollars. The Board noted the subadvisory fee schedules were negotiated between LIAC and JP Morgan, an unaffiliated third party, and that LIAC compensated JP Morgan from its fees.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP JPMorgan High Yield Fund–33

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP JPMorgan High Yield Fund–34

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP JPMorgan High Yield Fund–35

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund–36

LVIP Managed Risk American Allocation Target Risk Funds (formerly LVIP Protected American Allocation Target Risk Funds)

LVIP Managed Risk American Balanced Allocation Fund

(formerly LVIP Protected American Balanced Allocation Fund)

LVIP Managed Risk American Growth Allocation Fund

(formerly LVIP Protected American Growth Allocation Fund)

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP Managed Risk American Allocation Target Risk Funds

LVIP Managed Risk American Allocation Target Risk Funds

2013 Annual Report Commentary (unaudited)

Managed by:

The LVIP Managed Risk American Balanced Allocation Fund returned 13.29% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Managed Risk American Balanced Allocation Composite1 returned 12.51%; and its broad-based benchmark index, the Barclays Capital U.S. Aggregate Bond Index2 , returned (2.02)%

The LVIP Managed Risk American Growth Allocation Fund returned 17.49% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Managed Risk American Growth Allocation Composite3 returned 18.20%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM4, returned 16.06%.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index5 gained 32.39% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends)6 exceeded 22.78% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index (net dividends)7 lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S.

Aggregate Bond Index delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The equity portion of the LVIP Managed Risk American Allocation Funds generally under performed the equity portion of their respective composite benchmarks during 2013. Exposure to the American Funds® American Mutual Fund® and American Funds® Capital Income Builder Fund® detracted to results relative to the Index. Positive contributors included the American Funds® AMCAP Fund® and the American Funds® New Perspective Fund®.

The fixed income portion of the LVIP Managed Risk American Allocation Funds generally out performed the fixed income portion of their respective composite benchmarks during 2013. Contributors included the American Funds Insurance Series (“AFIS®”) High-Income FundSM and the AFIS® Bond FundSM. Exposure to the AFIS® Global Bond FundSM detracted to results relative to the Index.

The risk management strategy generally aided results in the LVIP Managed Risk American Allocation Funds during 2013. The risk management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. At points during the 2nd and 3rd quarters of 2013 when the equity markets were volatile, the risk management strategy successfully reduced the Funds’ overall volatility.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Managed Risk American Allocation Target Risk Funds–1

LVIP Managed Risk American Allocation Target Risk Funds

2013 Annual Report Commentary (continued)

LVIP Managed Risk American Balanced Allocation Fund

Growth of $10,000 invested 3/16/12 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Managed Risk American Balanced Allocation Fund on 3/16/12 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,598 for the Service Class shares and to $11,669 for the Standard Class shares. For comparison look at how the Managed Risk American Balanced Allocation Composite Index and Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,704 and $10,215, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+	13.29%
Inception (3/16/12)	+	8.97%

Service Class Shares
One Year	+	12.91%
Inception (3/16/12)	+	8.59%

LVIP Managed Risk American Growth Allocation Fund

Growth of $10,000 invested 3/16/12 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Managed Risk American Growth Allocation Fund on 3/16/12 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,102 for the Service Class shares and to $12,176 for the Standard Class shares. For comparison look at how the Managed Risk American Growth Allocation Composite index and the Wilshire 5000 Total Market IndexSM did over the same period. The same $10,000 investment would have increased to $12,276 and $11,976, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+	17.49%
Inception (3/16/12)	+	11.58%

Service Class Shares
One Year	+	17.10%
Inception (3/16/12)	+	11.20%

LVIP Managed Risk American Allocation Target Risk Funds–2

LVIP Managed Risk American Allocation Target Risk Funds

2013 Annual Report Commentary (continued)

1.

The Managed Risk American Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk American Balanced Allocation Composite is constricted as follows: 50% Barclays Capital U.S. Aggregate Index, 35% Wilshire 5000 Total Market indexSM, 13% MSCI EAFE Index (net dividends) and 2% MSCI Emerging Markets Index (net dividends).

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Managed Risk American Growth Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk American Growth Allocation Composite is constricted as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

4.

The Wilshire 5000 Total Market IndexSM (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

5.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

6.

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Managed Risk American Allocation Target Risk Funds–3

LVIP Managed Risk American Allocation Target Risk Funds

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Managed Risk American Balanced Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,090.40	0.28%	$1.48
Service Class Shares	1,000.00	1,088.50	0.63%	3.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.79	0.28%	$1.43
Service Class Shares	1,000.00	1,022.03	0.63%	3.21

LVIP Managed Risk American Growth Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,118.20	0.27%	$1.44
Service Class Shares	1,000.00	1,116.20	0.62%	3.31
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.08	0.62%	3.16

*	Expenses Paid During Period are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP Managed Risk American Allocation Target Risk Funds–4

LVIP Managed Risk American Allocation Target Risk Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2013

LVIP Managed Risk American Balanced Allocation Fund

Security Type/Sector	Percentage of Net Assets

Unaffiliated Investment Companies	99.58%
Asset Allocation Fund	20.42%
Equity Funds	22.38%
Fixed Income Funds	39.86%
International Equity Funds	9.78%
International Fixed Income Fund	3.80%
Money Market Fund	3.34%

Total Value of Securities	99.58%
Receivables and Other Assets Net of Liabilities	0.42%

Total Net Assets	100.00%

LVIP Managed Risk American Growth Allocation Fund

Security Type/Sector	Percentage of Net Assets

Unaffiliated Investment Companies	99.56%
Asset Allocation Fund	17.30%
Equity Funds	30.80%
Fixed Income Funds	20.64%
International Equity Funds	23.19%
International Fixed Income Fund	3.76%
Money Market Fund	3.87%

Total Value of Securities	99.56%
Receivables and Other Assets Net of Liabilities	0.44%

Total Net Assets	100.00%

LVIP Managed Risk American Allocation Target Risk Funds–5

LVIP Managed Risk American Balanced Allocation Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–99.58%
Asset Allocation Fund–20.42%
²American Funds® –
Capital Income Builder	4,801,101	$281,056,474

		281,056,474

Equity Funds–22.38%
²American Funds® –
AMCAP Fund	3,425,669	93,966,107
Mutual Fund	4,988,860	173,662,215
American Funds Insurance Series® –
Growth-Income Fund	798,291	40,489,306

		308,117,628

Fixed Income Funds–39.86%
²American Funds® –
Intermediate Bond Fund of America .	2,919,880	39,184,789
American Funds Insurance Series® –
Bond Fund	31,652,735	339,633,851
High-Income Bond Fund	4,727,699	52,619,293
Mortgage Bond Fund	5,095,635	52,128,347
U.S. Government/AAA-Rated Securities Fund	5,454,915	65,131,679

		548,697,959

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–9.78%
²American Funds® –
EuroPacific Growth Fund	826,211	$40,509,137
New Perspective Fund	717,835	26,969,052
American Funds Insurance Series® –
Global Growth Fund	448,260	13,497,101
Global Small Capitalization Fund	2,087,696	53,632,908

		134,608,198

International Fixed Income Fund–3.80%
American Funds Insurance Series® –
Global Bond Fund	4,409,587	52,385,894

		52,385,894

Money Market Fund–3.34%
Dreyfus Treasury & Agency Cash
Management Fund	45,977,203	45,977,203

		45,977,203

Total Unaffiliated Investment Companies (Cost $1,320,798,448)		1,370,843,356

TOTAL VALUE OF SECURITIES–99.58% (Cost $1,320,798,448)	$1,370,843,356

«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.42%	5,763,544

NET ASSETS APPLICABLE TO 124,408,611 SHARES OUTSTANDING–100.00%	$1,376,606,900

NET ASSET VALUE–LVIP MANAGED RISK AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($656,968 / 59,366 Shares)	$11.066

NET ASSET VALUE–LVIP MANAGED RISK AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($1,375,949,932 / 124,349,245 Shares)	$11.065

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$1,297,730,815
Undistributed net investment income	365,399
Net realized gain on investments	22,879,123
Net unrealized appreciation of investments and derivatives.	55,631,563

Total net assets	$1,376,606,900

²	Class R6 shares.

Class 1 shares.

«

Includes $4,671,650 cash and $2,365,392 foreign currencies pledged as collateral for futures contracts, $2,076,987 payable for investment companies purchased and $32,351 payable for fund shares redeemed as of December 31, 2013.

LVIP Managed Risk American Allocation Target Risk Funds–6

LVIP Managed Risk American Balanced Allocation Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
341	British Pound Currency	$34,896,174	$35,289,238	3/18/14	$393,064
216	E-mini MSCI Emerging Markets	10,622,459	10,981,440	3/22/14	358,981
83	E-mini Russell 2000 Index	9,116,865	9,639,620	3/24/14	522,755
734	E-mini S&P 500 Index	65,125,765	67,568,370	3/22/14	2,442,605
32	E-mini S&P MidCap 400 Index	4,102,363	4,286,080	3/22/14	183,717
25	Euro Currency	4,308,527	4,308,750	3/18/14	223
113	Euro STOXX 50 Index	4,584,546	4,831,513	3/22/14	246,967
355	FTSE 100 Index	37,962,409	39,375,640	3/24/14	1,413,231

		$170,719,108			$5,561,543

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–7

LVIP Managed Risk American Growth Allocation Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES–99.56%
Asset Allocation Fund–17.30%
² American Funds® –
Capital Income Builder	7,518,048	$440,106,555

		440,106,555

Equity Funds–30.80%
²American Funds® –
AMCAP Fund	7,152,904	196,204,165
Mutual Fund	11,218,440	390,513,902
American Funds Insurance Series® –
Growth-Income Fund	3,886,549	197,125,788

		783,843,855

Fixed Income Funds–20.64%
² American Funds® –
Intermediate Bond Fund of America	1,778,080	23,861,828
American Funds Insurance Series® –
Bond Fund	33,361,453	357,968,387
High-Income Bond Fund	6,477,621	72,095,925
Mortgage Bond Fund	6,982,047	71,426,337

		525,352,477

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–23.19%
²American Funds® –
EuroPacific Growth Fund	4,527,516	$221,984,127
New Perspective Fund	3,934,128	147,805,195
American Funds Insurance Series® –
Global Growth Fund	819,003	24,660,186
Global Small Capitalization Fund	4,767,324	122,472,543
New World Fund	2,922,532	73,297,102

		590,219,153

International Fixed Income Fund–3.76%
American Funds Insurance Series® –
Global Bond Fund	8,051,977	95,657,491

		95,657,491

Money Market Fund–3.87%
Dreyfus Treasury & Agency Cash
Management Fund	98,555,813	98,555,813
		98,555,813

Total Unaffiliated Investment Companies (Cost $2,374,759,797)		2,533,735,344

TOTAL VALUE OF SECURITIES–99.56% (Cost $2,374,759,797)	$2,533,735,344
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.44%«	11,170,387

NET ASSETS APPLICABLE TO 218,511,889 SHARES OUTSTANDING–100.00%	$2,544,905,731

NET ASSET VALUE–LVIP MANAGED RISK AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($487,916 / 41,889 Shares)	$11.648

NET ASSET VALUE–LVIP MANAGED RISK AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($2,544,417,815 / 218,470,000 Shares)	$11.647

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$2,339,636,256
Undistributed net investment income	5,194,900
Net realized gain on investments	31,207,005
Net unrealized appreciation of investments and derivatives.	168,867,570

Total net assets	$2,544,905,731

²	Class R6 shares.

Class 1 shares.

«

Includes $8,458,400 cash and $4,201,214 foreign currencies pledged as collateral for futures contracts, $5,581,684 payable for investment companies purchased and $39,441 payable for fund shares redeemed as of December 31, 2013.

LVIP Managed Risk American Allocation Target Risk Funds–8

LVIP Managed Risk American Growth Allocation Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
609	British Pound Currency	$62,321,905	$63,023,887	3/18/14	$701,982
485	E-mini MSCI Emerging Markets	23,814,979	24,657,400	3/22/14	842,421
115	E-mini Russell 2000 Index	12,695,226	13,356,100	3/24/14	660,874
1,264	E-mini S&P 500 Index	112,151,181	116,357,520	3/22/14	4,206,339
85	E-mini S&P MidCap 400 Index	10,896,477	11,384,900	3/22/14	488,423
62	Euro Currency	10,676,567	10,685,700	3/18/14	9,133
272	Euro STOXX 50 Index	11,039,110	11,629,837	3/22/14	590,727
590	FTSE 100 Index	63,091,709	65,441,205	3/24/14	2,349,496

		$306,687,154			$9,849,395

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–9

LVIP Managed Risk American Allocation Target Risk Funds

Statements of Operations

Year Ended December 31, 2013

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$24,575,129	$39,163,675

EXPENSES:
Distribution fees-Service Class	3,524,859	5,715,526
Management fees	2,518,770	4,082,893
Accounting and administration expenses	108,878	145,105
Reports and statements to shareholders	46,615	64,769
Professional fees	45,872	62,742
Trustees’ fees and expenses	17,901	26,607
Custodian fees	13,925	19,421
Consulting fees	8,284	12,504
Pricing fees	273	418
Other	4,133	5,960

	6,289,510	10,135,945
Less underlying funds class share waiver	(57,594)	(94,142)

Total operating expenses.	6,231,916	10,041,803

NET INVESTMENT INCOME	18,343,213	29,121,872

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Distributions from unaffiliated investment companies	16,140,558	31,383,827
Sale of investments in unaffiliated investment companies	19,718,266	39,159,386
Foreign currencies	97,182	137,942
Futures contracts	14,729,724	5,831,034

Net realized gain	50,685,730	76,512,189

Net change in unrealized appreciation (depreciation) of:
Investments in unaffiliated companies	45,436,065	143,733,659
Foreign currencies	18,721	34,505
Futures contracts	5,442,555	9,603,664

Net change in unrealized appreciation (depreciation)	50,897,341	153,371,828

NET REALIZED AND UNREALIZED GAIN	101,583,071	229,884,017

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119,926,284	$259,005,889

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–10

LVIP Managed Risk American Allocation Target Risk Funds

Statements of Changes in Net Assets

	LVIP Managed Risk American Balanced Allocation Fund		LVIP Managed Risk American Growth Allocation Fund
	Year Ended	3/16/12* to	Year Ended	3/16/12* to
	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,343,213	$6,808,335	$29,121,872	$9,220,490
Net realized gain (loss)	50,685,730	2,314,700	76,512,189	(2,141,868)
Net change in unrealized appreciation (depreciation)	50,897,341	4,734,222	153,371,828	15,495,742

Net increase in net assets resulting from operations	119,926,284	13,857,257	259,005,889	22,574,364

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(11,167)	(155)	(6,550)	(274)
Service Class	(18,819,994)	(5,994,423)	(25,749,134)	(7,770,049)
Net realized gain:
Standard Class	(13,164)	—	(7,745)	—
Service Class	(27,437,832)	—	(40,322,969)	—

	(46,282,157)	(5,994,578)	(66,086,398)	(7,770,323)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	628,175	1,235,566	457,410	1,029,593
Service Class	817,193,319	595,636,467	1,609,671,989	808,618,173
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	24,331	155	14,295	274
Service Class	46,257,825	5,994,423	66,072,103	7,770,049

	864,103,650	602,866,611	1,676,215,797	817,418,089

Cost of shares redeemed:
Standard Class	(18,060)	(1,199,533)	(19,581)	(985,340)
Service Class	(130,398,347)	(40,254,227)	(114,214,934)	(41,231,832)

	(130,416,407)	(41,453,760)	(114,234,515)	(42,217,172)

Increase in net assets derived from capital share transactions	733,687,243	561,412,851	1,561,981,282	775,200,917

NET INCREASE IN NET ASSETS	807,331,370	569,275,530	1,754,900,773	790,004,958
NET ASSETS:
Beginning of year	569,275,530	—	790,004,958	—

End of year.	$1,376,606,900	$569,275,530	$2,544,905,731	$790,004,958

Undistributed net investment income	$365,399	$1,789,417	$5,194,900	$2,477,548

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–11

LVIP Managed Risk American Balanced Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

	LVIP Managed Risk American Balanced Allocation Fund
	Standard Class		Service Class
		3/16/12[1]		3/16/12[1]
	Year Ended	to	Year Ended	to
	12/31/13	12/31/12	12/31/13	12/31/12
Net asset value, beginning of period	$10.144	$10.000	$10.144	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.237	0.337	0.197	0.318
Net realized and unrealized gain (loss)	1.110	(0.038)	1.111	(0.047)

Total from investment operations	1.347	0.299	1.308	0.271

Less dividends and distributions from:
Net investment income	(0.195)	(0.155)	(0.157)	(0.127)
Net realized gain.	(0.230)	—	(0.230)	—

Total dividends and distributions	(0.425)	(0.155)	(0.387)	(0.127)

Net asset value, end of period.	$11.066	$10.144	$11.065	$10.144

Total return[3]	13.29%	3.00%	12.91%	2.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$657	$11	$1,375,950	$569,265
Ratio of expenses to average net assets[4]	0.27%	0.25%	0.62%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.28%	0.30%	0.63%	0.65%
Ratio of net investment income to average net assets	2.17%	4.32%	1.82%	3.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.16%	4.27%	1.81%	3.92%
Portfolio turnover	53%	14%	53%	14%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–12

LVIP Managed Risk American Growth Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

	LVIP Managed Risk American Growth Allocation Fund
	Standard Class		Service Class
	Year Ended	3/16/12[1] to	Year Ended	3/16/12[1] to
	12/31/13	12/31/12	12/31/13	12/31/12
Net asset value, beginning of period	$10.214	$10.000	$10.214	$10.000

Income from investment operations:
Net investment income2	0.243	0.325	0.198	0.304
Net realized and unrealized gain	1.542	0.037	1.547	0.030

Total from investment operations	1.785	0.362	1.745	0.334

Less dividends and distributions from:
Net investment income	(0.161)	(0.148)	(0.122)	(0.120)
Net realized gain.	(0.190)	—	(0.190)	—

Total dividends and distributions	(0.351)	(0.148)	(0.312)	(0.120)

Net asset value, end of period.	$11.648	$10.214	$11.647	$10.214

Total return[3]	17.49%	3.64%	17.10%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$488	$19	$2,544,418	$789,986
Ratio of expenses to average net assets[4]	0.26%	0.23%	0.61%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.29%	0.62%	0.64%
Ratio of net investment income to average net assets	2.13%	4.15%	1.78%	3.80%
Ratio of net investment income to average net assets prior to expenseswaived/reimbursed	2.12%	4.09%	1.77%	3.74%
Portfolio turnover	48%	12%	48%	12%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–13

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Managed Risk American Balanced Allocation Fund (formerly LVIP Protected American Balanced Allocation Fund) and LVIP Managed Risk American Growth Allocation Fund (formerly LVIP Protected American Growth Allocation Fund) (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Funds will invest in the American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities. In addition to mutual fund investments, the Funds employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk.

The investment objective of the LVIP Managed Risk American Balanced Allocation Fund is to seek a balance between a high level of current income and growth of capital.

The investment objective of the LVIP Managed Risk American Growth Allocation Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end Funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for the open tax years (December 31, 2012-December 31, 2013), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. If applicable, each Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any interest or tax penalties.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Managed Risk American Allocation Target Risk Funds–14

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor and providing certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is in addition to the management fee paid to the investment advisors of the Underlying Funds (including LIAC).

The Funds operate as a “fund of funds” structure in reliance on an SEC exemptive order (Release No. 29196). One of the conditions of the order requires that LIAC waive fees otherwise payable to it by a fund of fund in an amount at least equal to any compensation received by LIAC and its affiliates from an unaffiliated underlying Fund, other than advisory fees (if any) paid to LIAC and its affiliates for managing an unaffiliated underlying fund. For the year ended December 31, 2013, LIAC waived the following amounts:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Underlying Funds class share waiver	$57,594	$94,142

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Administration fees	$44,079	$69,696
Legal fees	7,818	12,452

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Managed Risk American Allocation Target Risk Funds–15

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Lincoln Life also performs daily trading operations. For the year ended December 31, 2013, each fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Trading operation fees	$9,597	$15,323

At December 31, 2013, the Funds had liabilities payable to affiliates as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Management fees payable to LIAC	$284,009	$515,141
Distribution fees payable to LFD	397,420	721,057
Trading operation fees payable to Lincoln Life	824	1,496

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Purchases	$1,225,134,151	$2,249,825,824
Sales	510,461,010	748,726,601

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Cost of investments	$1,322,422,303	$2,376,363,255

Aggregate unrealized appreciation	$70,231,771	$177,645,600
Aggregate unrealized depreciation	(21,810,718)	(20,273,511)

Net unrealized appreciation (depreciation)	$48,421,053	$157,372,089

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Managed Risk American Allocation Target Risk Funds–16

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Unaffiliated Investment Companies	$1,370,843,356	$2,533,735,344

Futures Contracts	$5,561,543	$9,849,395

There were no Level 3 investments at the beginning or the end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years December 31, 2013 and the period March 16, 2012* through December 31, 2012 was as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Year ended December 31, 2013:
Ordinary income	$45,284,903	$66,086,398
Long-term capital gains	997,254	—

Total	$46,282,157	$66,086,398

March 16, 2012* through December 31, 2012:
Ordinary income	$5,994,578	$7,770,323

In addition, the Funds declared the following ordinary income consent dividends for the year ended December 31, 2012. Such amounts have been deemed paid and contributed to the Funds as additional paid-in-capital.

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk America Growth Allocation Fund
Ordinary income	$2,640,919	$2,477,548

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Shares of beneficial interest	$1,297,730,815	$2,339,636,256
Undistributed ordinary income	3,603,941	9,650,152
Undistributed capital gains	26,432,915	37,502,624
Unrealized appreciation	48,839,229	158,116,699

Net assets	$1,376,606,900	$2,544,905,731

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and market-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, distributions received from the Underlying Funds and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Funds recorded the following reclassifications:

LVIP Managed Risk American Allocation Target Risk Funds–17

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk America Growth Allocation Fund
Undistributed net investment income	$(936,070)	$(648,836)
Accumulated net realized gain	(1,704,849)	(1,828,712)
Paid-in capital	2,640,919	2,477,548

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

During the fiscal year 2013, the Funds utilized capital loss carryforwards as follows:

LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
$—	$2,570,938

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Managed Risk American		LVIP Managed Risk American
	Balanced Allocation Fund		Growth Allocation Fund
		3/16/12*		3/16/12*
	Year Ended	to	Year Ended	to
	12/31/13	12/31/12	12/31/13	12/31/12
Shares sold:
Standard Class	57,780	125,068	40,499	103,433
Service Class	76,099,787	59,551,007	145,763,513	80,696,292
Shares issued upon reinvestment ofdividends and distributions:
Standard Class	2,204	15	1,231	27
Service Class	4,191,029	595,571	5,690,475	770,685

	80,350,800	60,271,661	151,495,718	81,570,437

Shares redeemed:
Standard Class	(1,633)	(124,068)	(1,695)	(101,606)
Service Class	(12,059,236)	(4,028,913)	(10,328,899)	(4,122,066)

	(12,060,869)	(4,152,981)	(10,330,594)	(4,223,672)

Net increase	68,289,931	56,118,680	141,165,124	77,346,765

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, each Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Funds deposit cash or pledge U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Managed Risk American Allocation Target Risk Funds–18

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk American Balanced Allocation Fund

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$5,168,256	Receivables and other assets net of liabilities	$—
Foreign currency contracts (Futures contracts)	Receivables and other assets net of liabilities	393,287	Receivables and other assets net of liabilities	—

Total		$5,561,543		$—

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$12,655,938	$5,124,937
Foreign currency contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,073,786	317,618

Total		$14,729,724	$5,442,555

LVIP Managed Risk American Growth Allocation Fund

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$9,138,280	Receivables and other assets net of liabilities	$—
Foreign currency contracts (Futures contracts)	Receivables and other assets net of liabilities	711,115	Receivables and other assets net of liabilities	—

Total		$9,849,395		$—

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,293,131	$9,028,900
Foreign currency contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	4,537,903	574,764

Total		$5,831,034	$9,603,664

Derivatives Generally. The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

LVIP Managed Risk American Allocation Target Risk Funds–19

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Asset Derivative Volume Futures Contracts (Average Notional Value)	Liability Derivative Volume Futures Contracts (Average Notional Value)
LVIP Managed Risk American Balanced Allocation Fund	$125,226,204	$471
LVIP Managed Risk American Growth Allocation Fund.	182,482,134	7,453,003

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Managed Risk American Allocation Target Risk Funds –20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Managed Risk American Allocation Target Risk Funds

We have audited the accompanying statements of net assets, of the LVIP Managed Risk American Balanced Allocation Fund and LVIP Managed Risk American Growth Allocation Fund (two of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period March 16, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Managed Risk American Balanced Allocation Fund and LVIP Managed Risk American Growth Allocation Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets and their financial highlights for the year then ended and for the period March 16, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Managed Risk American Allocation Target Risk Funds–21

LVIP Managed Risk American Allocation Target Risk Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Funds report distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Captial Gain	Income	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP Managed Risk American Balanced Allocation Fund	2.15%	97.85%	100.00%
LVIP Managed Risk American Growth Allocation Fund	0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results (unaudited)

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

	Outstanding	Total	Percent	Percent	Percent
	Shares	Voted	For*	Against*	Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

*	Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**	Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management Agreement

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for the LVIP Managed Risk American Balanced Allocation Fund and LVIP Managed Risk American Growth Allocation Fund, each a series of the Trust (each a “Fund” and collectively, the “LVIP Managed Risk American Allocation Target Risk Funds”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC and Lincoln Life provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreement. The Independent Trustees reported that they had considered, among

LVIP Managed Risk American Allocation Target Risk Funds–22

LVIP Managed Risk American Allocation Target Risk Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreement.

In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board considered that LIAC had implemented an actively managed risk-management strategy using up to 20% of a Fund’s net assets, although under normal market conditions LIAC generally expected to invest less than 10% of net assets with the risk-management overlay. LIAC uses hedging instruments (short positions in exchange-traded futures contracts) to manage volatility in a Fund’s investment returns. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs could limit the Funds’ upside participation in strong increasing markets relative to unhedged funds. As the risk-management strategy is a newer strategy, the Morningstar peer groups generally do not include risk-managed funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for each Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013.

The Board reviewed the LVIP Managed Risk American Balanced Allocation Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Moderate Allocation funds and a custom index (Protected American Balanced Allocation composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced investment operations in March 2012, which provided a limited period of time to evaluate investment performance. During this time, the Fund had been managed to reduce equity market risk and that during periods of rising equity markets that the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board considered LIAC’s view that the Fund was performing as expected compared to the benchmark and that the Fund had less U.S. equity exposure than the peer funds during a period when the U.S. equity market had strong performance. The Board considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk American Growth Allocation Fund’s return standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Moderate Allocation funds and a custom index (Protected American Growth Allocation composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced investment operations in March 2012, which provided a limited period of time to evaluate investment performance. During this time, the Fund had been managed to reduce equity market risk and that during periods of rising equity markets that the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board considered LIAC’s view that the Fund was performing as expected compared to the benchmark and that the Fund had less U.S. equity exposure than the peer funds during a period when the U.S. equity market had strong performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for each Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Funds’ separate administrative fee in the Funds’ management fees in its report.

The Board noted that the investment management fees for each Fund were higher than the median investment management fee of the respective Morningstar peer group. The Board considered that total expenses including acquired fund fees and expenses (“AFFE”), giving effect to the expense limitation for each Fund were below the median expense ratios including AFFE of the respective Morningstar peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

LVIP Managed Risk American Allocation Target Risk Funds–23

LVIP Managed Risk American Allocation Target Risk Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that its continuation is in the best interests of each Fund.

LVIP Managed Risk American Allocation Target Risk Funds–24

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Managed Risk American Allocation Target Risk Funds–25

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961 President	Chief Accounting Officer and Vice	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Managed Risk American Allocation Target Risk Funds–26

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Managed Risk American Allocation Target Risk Funds–27

LVIP Managed Risk Profile Funds

(formerly, LVIP Protected Profile Target Risk Funds)

LVIP Managed Risk Profile Conservative Fund

(formerly, LVIP Protected Profile Conservative Fund)

LVIP Managed Risk Profile Moderate Fund

(formerly, LVIP Protected Profile Moderate Fund)

LVIP Managed Risk Profile Growth Fund

(formerly, LVIP Protected Profile Growth Fund)

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP Managed Risk Profile Funds

LVIP Managed Risk Profile Funds

2013 Annual Report Commentary (unaudited)

Managed by:

The LVIP Managed Risk Profile Conservative Fund returned 9.75% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Managed Risk Profile Conservative Composite1, returned 10.04%; and its broad-based benchmark index, the Barclays U.S. Aggregate Bond Index2, returned (2.02%).

The LVIP Managed Risk Profile Moderate Fund returned 11.86% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Managed Risk Profile Moderate Composite3, returned 15.10%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM4, returned 16.06%.

The LVIP Managed Risk Profile Growth Fund returned 13.55% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Managed Risk Profile Growth Composite5, returned 18.20%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM 4, returned 16.06%.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500 Index6 gained 32.39% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Euro Zone with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index7 (net dividends) exceeded 22.78% for the year. Emerging Markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index8 (net dividends) lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The U.S. equity portion of the LVIP Managed Risk Profile Funds generally outperformed the U.S. equity portion of their respective composite benchmarks during 2013 and was the leading contributor to total returns for the year. Contributors included the LVIP T. Rowe Price Growth Stock Fund and the LVIP SSgA Large Cap 100 Fund. Exposure to the LVIP Clarion Global Real Estate Fund and PIMCO Commodity Real Return Fund detracted to results relative to the index.

The non-US Equity portion of the LVIP Managed Risk Profile Funds generally underperformed the non-U.S. equity portion of their respective composite benchmarks during 2013. Exposure to the LVIP MFS International Growth Fund, the LVIP SSgA Developed International 150 Fund, and the LVIP BlackRock Emerging Markets RPM Fund detracted to results relative to the index.

The fixed income portion of the LVIP Managed Risk Profile Funds generally outperformed the fixed income portion of their respective composite benchmarks during 2013. Contributors included the LVIP JPMorgan High Yield Fund and LVIP Delaware Diversified Floating Rate Fund. However, exposure to the LVIP BlackRock Inflation Protected Bond Fund detracted to results relative to the index.

The risk management strategy had mixed results across the LVIP Managed Risk Profile Funds during 2013. During the year, the strategy aided performance results for the LVIP Managed Risk Profile Conservative Fund but detracted from results for the LVIP Managed Risk Profile Moderate Fund and LVIP Managed Risk Profile Growth Fund. The risk management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with very strong equity market returns, the risk management strategy generally detracted from results relative to the benchmark in 2013. At points during the 2nd and 3rd quarters of 2013 when the equity markets were volatile, the risk management strategy successfully reduced the Fund’s overall volatility. However, during other periods when equity markets were trending strongly upwards, the risk management strategy detracted from relative results.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of each Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Managed Risk Profile Funds–1

LVIP Managed Risk Profile Funds

2013 Annual Report Commentary (continued)

LVIP Managed Risk Profile Conservative Fund

Growth of $10,000 invested 5/3/05 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Managed Risk Profile Conservative Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,168 for the Service Class shares and to $17,542 for the Standard Class shares. For comparison, look at how the Managed Risk Profile Conservative Composite and Barclays Capital U.S. Aggregate Bond Index did from 5/3/05 through 12/31/13. The same $10,000 investment would have increased to $16,864 and $14,822, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One year	+	9.75%
Five Years	+	11.50%
Inception (5/3/05)	+	6.70%

Service Class Shares
One year	+	9.47%
Five Years	+	11.23%
Inception (5/3/05)	+	6.44%

LVIP Managed Risk Profile Moderate Fund

Growth of $10,000 invested 5/3/05 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Managed Risk Profile Moderate Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,983 for the Service Class shares and to $17,353 for the Standard Class shares. For comparison, look at how the Managed Risk Profile Moderate Composite and Wilshire 5000 Total Market IndexSM did from 5/3/05 through 12/31/13. The same $10,000 investment would have increased to $18,053 and $16,001, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+	11.86%
Five Years	+	12.20%
Inception (5/3/05)	+	6.57%

Service Class Shares
One Year	+	11.58%
Five Years	+	11.92%
Inception (5/3/05)	+	6.30%

LVIP Managed Risk Profile Funds–2

LVIP Managed Risk Profile Funds

2013 Annual Report Commentary (continued)

LVIP Managed Risk Profile Growth Fund

Growth of $10,000 invested 5/3/05 through 12/31/13

This chart illustrates hypothetically, that $10,000 was invested in the LVIP Managed Risk Profile Growth Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31,2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,340 for the Service Class shares and increased to $16,696 for the Standard Class shares. For comparison look at how the Managed Risk Profile Growth Composite and Wilshire 5000 Total Market IndexSM did from 5/3/05 through 12/31/13. The same $10,000 investment would have increased to $17,701 and $16,001, respectively. Earnings from variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had to expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+	13.55%
Five Years	+	12.51%
Inception (5/3/05)	+	6.09%

Service Class Shares
One Year	+	13.26%
Five Years	+	12.23%
Inception (5/3/05)	+	5.83%
1.

The Managed Risk Profile Conservative Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk Profile Conservative Composite is constricted as follows: 30% Wilshire 5000 Total Market IndexSM, 60% Barclays Capital U.S. Aggregate Bond Index and 10% MSCI EAFE Index (net dividends).

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grate (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Managed Risk Profile Moderate Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk Profile Moderate Composite is constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Barclays Capital U.S. Aggregate Bond Index, 15% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

4.

The Wilshire 5000 Total Market IndexSM (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

5.

The Managed Risk Profile Growth Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk Profile Growth Composite is constructed as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

6.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

7.

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

8.

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Managed Risk Profile Funds–3

LVIP Managed Risk Profile Funds

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Managed Risk Profile Conservative Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,076.00	0.28%	$1.47
Service Class Shares	1,000.00	1,074.70	0.53%	2.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.79	0.28%	$1.43
Service Class Shares	1,000.00	1,022.53	0.53%	2.70

LVIP Managed Risk Profile Moderate Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,089.90	0.27%	$1.42
Service Class Shares	1,000.00	1,088.60	0.52%	2.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.58	0.52%	2.65

LVIP Managed Risk Profile Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,090.00	0.27%	$1.42
Service Class Shares	1,000.00	1,088.70	0.52%	2.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.58	0.52%	2.65

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP Managed Risk Profile Funds–4

LVIP Managed Risk Profile Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2013

LVIP Managed Risk Profile Conservative Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	88.72%
Equity Funds	20.74%
Fixed Income Funds	49.52%
International Equity Funds	11.76%
International Fixed Income Fund	6.70%
Unaffiliated Investment Companies	10.79%
Equity Funds	3.83%
Fixed Income Funds	4.17%
Money Market Fund	2.79%
Total Value of Securities	99.51%
Receivables and Other Assets Net of Liabilities	0.49%
Total Net Assets	100.00%

LVIP Managed Risk Profile Moderate Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	90.60%
Equity Funds	31.03%
Fixed Income Funds	32.57%
International Equity Funds	21.31%
International Fixed Income Fund	5.69%
Unaffiliated Investment Companies	8.98%
Commodity Fund	0.95%
Equity Funds	3.08%
Fixed Income Funds	1.66%
Money Market Fund	3.29%
Total Value of Securities	99.58%
Receivables and Other Assets Net of Liabilities	0.42%
Total Net Assets	100.00%

LVIP Managed Risk Profile Growth Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	91.80%
Equity Funds	37.46%
Fixed Income Funds	23.63%
International Equity Funds	26.00%
International Fixed Income Fund	4.71%
Unaffiliated Investment Companies	7.76%
Commodity Fund	0.94%
Equity Funds	2.15%
Fixed Income Funds	0.90%
Money Market Fund	3.77%
Total Value of Securities	99.56%
Receivables and Other Assets Net of Liabilities	0.44%
Total Net Assets	100.00%

LVIP Managed Risk Profile Funds–5

LVIP Managed Risk Profile Conservative Fund

Schedule of Investments

December 31, 2013

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENT COMPANIES–88.72%
Equity Funds–20.74%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	1,708,496	$24,721,940
LVIP SSgA S&P 500 Index Fund	15,935,523	211,289,103
LVIP SSgA Small-Cap Index Fund	927,335	24,780,247

		260,791,290

Fixed Income Funds–49.52%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	2,362,738	24,073,933
LVIP Delaware Bond Fund	32,814,567	441,880,958
LVIP Delaware Diversified Floating Rate Fund	5,955,310	60,368,975
LVIP JPMorgan High Yield Fund	4,277,253	48,350,063
LVIP SSgA Bond Index Fund	4,365,532	48,073,236

		622,747,165

International Equity Funds–11.76%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	1,381,936	12,130,638
LVIP MFS International Growth Fund	1,687,053	24,597,232
LVIP Mondrian International Value Fund	1,355,038	24,568,197
LVIP SSgA Developed International 150 Fund	2,619,121	24,858,076
LVIP SSgA Emerging Markets 100 Fund	1,215,673	12,055,827
LVIP SSgA International Index Fund	5,242,912	49,587,465

		147,797,435

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–6.70%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	7,378,832	$84,266,261

		84,266,261

Total Affiliated Investment Companies (Cost $1,014,158,920)		1,115,602,151

UNAFFILIATED INVESTMENT COMPANIES–10.79%
Equity Funds–3.83%
*Delaware VIP® Trust–
†Delaware VIP U.S. Growth Series	1,616,699	21,243,431
†Delaware VIP Value Series	551,478	14,388,069
Fidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	342,733	12,472,041

		48,103,541

Fixed Income Funds–4.17%
²American Funds® –
American Funds Mortgage Fund	1,941,388	19,142,090
*Delaware VIP® Trust–
†Delaware VIP Diversified Income
Series	3,164,799	33,325,338

		52,467,428

Money Market Fund–2.79%
Dreyfus Treasury & Agency Cash
Management Fund	35,146,508	35,146,508

		35,146,508

Total Unaffiliated Investment Companies (Cost $110,221,461)		135,717,477

TOTAL VALUE OF SECURITIES–99.51% (Cost $1,124,380,381)	1,251,319,628
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.49%	6,176,882

NET ASSETS APPLICABLE TO 92,325,224 SHARES OUTSTANDING–100.00%	$1,257,496,510

²	Class R6 shares.

†	Non-income producing for the period.

*	Standard Class shares.

Initial Class.

LVIP Managed Risk Profile Funds–6

LVIP Managed Risk Profile Conservative Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
58	British Pound Currency	$5,935,384	$6,002,275	3/18/14	$66,891
176	E-mini MSCI Emerging Markets	8,651,316	8,947,840	3/22/14	296,524
134	E-mini Russell 2000 Index	14,714,815	15,562,760	3/24/14	847,945
799	E-mini S&P 500 Index	70,895,070	73,551,945	3/22/14	2,656,875
22	E-mini S&P MidCap 400 Index	2,820,340	2,946,680	3/22/14	126,341
71	Euro Currency	12,236,172	12,236,850	3/18/14	678
320	Euro STOXX 50 Index	13,000,387	13,682,162	3/22/14	681,775
59	FTSE 100 Index	6,306,314	6,544,120	3/24/14	237,806
35	Japan Yen Currency	4,267,478	4,157,563	3/18/14	(109,916)
29	Nikkei 225 Index	4,296,590	4,485,260	3/14/14	188,670

		$143,123,866			$4,993,589

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 3 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–7

LVIP Managed Risk Profile Moderate Fund

Schedule of Investments

December 31, 2013

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENT COMPANIES–90.60%
Equity Funds–31.03%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	15,393,981	$222,750,907
LVIP SSgA S&P 500 Index Fund	95,820,680	1,270,486,391
LVIP SSgA Small-Cap Index Fund	6,266,886	167,463,734
LVIP T. Rowe Price Growth Stock Fund	1,956,109	56,103,155
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,670,105	55,920,014

		1,772,724,201

Fixed Income Funds–32.57%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected
Bond Fund	10,645,173	108,463,664
LVIP Delaware Bond Fund	89,767,253	1,208,805,829
LVIP Delaware Diversified Floating
Rate Fund	21,465,343	217,594,183
LVIP JPMorgan High Yield Fund	14,453,369	163,380,881
LVIP SSgA Bond Index Fund	14,751,936	162,448,320

		1,860,692,877

International Equity Funds–21.31%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Emerging Markets RPM Fund	10,877,589	108,275,525
LVIP Clarion Global Real Estate Fund	12,454,442	109,325,088
LVIP MFS International Growth Fund	15,234,126	222,113,562
LVIP Mondrian International Value Fund	9,158,523	166,053,176
LVIP SSgA Developed International 150 Fund	17,699,395	167,984,958
LVIP SSgA Emerging Markets 100 Fund	10,955,085	108,641,577
LVIP SSgA International Index Fund .	35,430,999	335,106,385

		1,217,500,271

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–5.69%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	28,496,007	$325,424,403

		325,424,403

Total Affiliated Investment Companies (Cost $4,634,747,846)		5,176,341,752

UNAFFILIATED INVESTMENT COMPANIES–8.98%
Commodity Fund–0.95%
**PIMCO CommodityRealReturn Strategy
Portfolio	9,853,927	54,098,061

		54,098,061

Equity Funds–3.08%
*Delaware VIP® Trust–
†Delaware VIP U.S. Growth Series	4,476,338	58,819,082
†Delaware VIP Value Series	2,327,972	60,736,801
Fidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	1,543,961	56,184,746

		175,740,629

Fixed Income Funds–1.66%
²American Funds® –
American Funds Mortgage Fund	1,708,014	16,841,015
*Delaware VIP® Trust–
†Delaware VIP Diversified Income Series	7,434,604	78,286,385

		95,127,400

Money Market Fund–3.29%
Dreyfus Treasury & Agency Cash
Management Fund	188,191,063	188,191,063

		188,191,063

Total Unaffiliated Investment Companies (Cost $442,608,415)		513,157,153

TOTAL VALUE OF SECURITIES–99.58% (Cost $5,077,356,261)	5,689,498,905
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.42%	23,827,689

NET ASSETS APPLICABLE TO 413,600,976 SHARES OUTSTANDING–100.00%	$5,713,326,594

²	Class R6 shares.

†	Non-income producing for the period.

*	Standard Class shares.

** Institutional Class shares.

Initial Class.

LVIP Managed Risk Profile Funds–8

LVIP Managed Risk Profile Moderate Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
284	British Pound Currency	$29,062,913	$29,390,450	3/18/14	$327,537
1,239	E-mini MSCI Emerging Markets	60,871,163	62,990,760	3/22/14	2,119,597
568	E-mini Russell 2000 Index	62,373,244	65,967,520	3/24/14	3,594,276
3,203	E-mini S&P 500 Index	284,193,382	294,852,165	3/22/14	10,658,783
159	E-mini S&P MidCap 400 Index	20,383,363	21,296,460	3/22/14	913,097
328	Euro Currency	56,527,668	56,530,800	3/18/14	3,132
1,523	Euro STOXX 50 Index	61,831,812	65,118,538	3/22/14	3,286,726
282	FTSE 100 Index	30,131,006	31,278,678	3/24/14	1,147,672
159	Japan Yen Currency	19,386,544	18,887,214	3/18/14	(499,332)
132	Nikkei 225 Index	19,550,272	20,415,666	3/14/14	865,394

		$644,311,367			$22,416,882

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 3 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–9

LVIP Managed Risk Profile Growth Fund

Schedule of Investments

December 31, 2013

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENT COMPANIES–91.80%
Equity Funds–37.46%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	17,754,757	$256,911,336
LVIP SSgA S&P 500 Index Fund	144,037,103	1,909,787,949
LVIP SSgA Small-Cap Index Fund	9,640,317	257,608,545
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,079,516	64,494,304

		2,488,802,134

Fixed Income Funds–23.63%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	6,139,125	62,551,540
LVIP Delaware Bond Fund	88,622,930	1,193,396,372
LVIP Delaware Diversified Floating Rate Fund	12,379,171	125,487,659
LVIP JPMorgan High Yield Fund	11,113,792	125,630,305
LVIP SSgA Bond Index Fund	5,671,762	62,457,441

		1,569,523,317

International Equity Funds–26.00%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Emerging Markets RPM Fund	6,307,091	62,780,784
LVIP Clarion Global Real Estate Fund	14,365,780	126,102,814
LVIP MFS International Growth Fund	17,571,368	256,190,541
LVIP Mondrian International Value Fund	10,563,914	191,534,333
LVIP SSgA Developed International 150 Fund	20,413,994	193,749,217
LVIP SSgA Emerging Markets 100 Fund	18,954,857	187,975,315
LVIP SSgA International Index Fund .	74,922,987	708,621,612

		1,726,954,616

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–4.71%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	27,389,975	$312,793,516

		312,793,516

Total Affiliated Investment Companies (Cost $5,481,947,361)		6,098,073,583

UNAFFILIATED INVESTMENT COMPANIES–7.76%
Commodity Fund–0.94%
**PIMCO CommodityRealReturn Strategy
Portfolio	11,365,180	62,394,837

		62,394,837

Equity Funds–2.15%
*Delaware VIP® Trust–
†Delaware VIP U.S. Growth Series	2,948,272	38,740,294
†Delaware VIP Value Series	1,504,240	39,245,613
❖Fidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	1,780,641	64,797,514

		142,783,421

Fixed Income Funds–0.90%
²American Funds® –
American Funds Mortgage Fund	1,586,085	15,638,803
*Delaware VIP® Trust–
†Delaware VIP Diversified Income Series	4,199,355	44,219,208

		59,858,011

Money Market Fund–3.77%
Dreyfus Treasury & Agency Cash
Management Fund	250,494,008	250,494,008

		250,494,008

Total Unaffiliated Investment Companies (Cost $467,333,342)		515,530,277

TOTAL VALUE OF SECURITIES–99.56% (Cost $5,949,280,703)	6,613,603,860
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.44%	29,244,320

NET ASSETS APPLICABLE TO 499,777,396 SHARES OUTSTANDING–100.00%	$6,642,848,180

²	Class R6 shares.

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

❖	Initial Class.

LVIP Managed Risk Profile Funds–10

LVIP Managed Risk Profile Growth Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
348	British Pound Currency	$35,612,302	$36,013,650	3/18/14	$401,348
1,337	E-mini MSCI Emerging Markets	65,739,928	67,973,080	3/22/14	2,233,152
571	E-mini Russell 2000 Index	63,748,201	66,315,940	3/24/14	2,567,739
3,764	E-mini S&P 500 Index	333,969,369	346,495,020	3/22/14	12,525,651
125	E-mini S&P MidCap 400 Index	16,024,656	16,742,500	3/22/14	717,844
417	Euro Currency	71,865,968	71,869,950	3/18/14	3,982
1,839	Euro STOXX 50 Index	74,635,700	78,629,673	3/22/14	3,993,972
339	FTSE 100 Index	36,226,163	37,600,963	3/24/14	1,374,800
226	Japan Yen Currency	27,555,717	26,845,975	3/18/14	(709,742)
191	Nikkei 225 Index	28,372,805	29,540,850	3/14/14	1,168,045

		$753,750,809			$24,276,791

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 3 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–11

LVIP Managed Risk Profile Funds

Statements of Assets and Liabilities

December 31, 2013

	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	Conservative Fund	Moderate Fund	Growth Fund
ASSETS:
Investments in affiliated investment companies, at value	$1,115,602,151	$5,176,341,752	$6,098,073,583
Investments in unaffiliated investment companies, at value	135,717,477	513,157,153	515,530,277
Cash collateral	4,787,700	21,335,450	24,223,550
Foreign currencies collateral, at value	1,524,263	7,226,986	8,898,037
Receivables for fund shares sold	1,318,249	4,350,726	5,826,249
Variation margin receivable on futures contracts	399,767	1,866,316	2,067,541
Dividends receivable from investment companies	10	52	69
Other assets	—	7,369	7,732

TOTAL ASSETS	1,259,349,617	5,724,285,804	6,654,627,038

LIABILITIES:
Payable for investment companies purchased	1,221,196	7,071,183	8,906,869
Accrued expenses payable	1,745	—	—
Payables for fund shares redeemed	117,638	1,562,012	178,693
Cash Overdraft	1,510	7,073	29,074
Due to manager and affiliates	510,213	2,315,058	2,679,570
Foreign currencies, at value	805	3,884	4,652

TOTAL LIABILITIES	1,853,107	10,959,210	11,798,858

TOTAL NET ASSETS	$1,257,496,510	$5,713,326,594	$6,642,828,180

Investments in affiliated investment companies, at cost	$1,014,158,920	$4,634,747,846	$5,481,947,361
Investments in unaffiliated investment companies, at cost	$110,221,461	$442,608,415	$467,333,342
Foreign currencies, at cost	$1,518,154	$7,197,876	$8,864,401

Standard Class :
Net Assets	$67,666,299	$194,033,747	$175,175,006
Shares Outstanding	4,966,919	14,044,721	13,180,766
Net Asset Value.	$13.623	$13.815	$13.290

Service Class :
Net Assets	$1,189,830,211	$5,519,292,847	$6,467,673,174
Shares Outstanding	87,358,305	399,556,255	486,596,630
Net Asset Value	$13.620	$13.814	$13.292

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$1,138,560,775	$5,214,109,318	$6,176,257,732
Accumulated net realized loss on investments.	(13,003,168)	(135,371,804)	(222,043,846)
Net unrealized appreciation of investments and derviatives	131,938,903	634,589,080	688,634,294

Total net assets.	$1,257,496,510	$5,713,326,594	$6,642,848,180

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–12

LVIP Managed Risk Profile Funds

Statements of Operations

Year Ended December 31, 2013

	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	Conservative Fund	Moderate Fund	Growth Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$18,160,343	$77,225,530	$90,713,314
Dividends from unaffiliated investment companies	1,516,982	4,073,254	3,312,338

	19,677,325	81,298,784	94,025,652

EXPENSES:
Management fees	2,786,624	10,996,774	11,456,091
Distribution fees-Service Class.	2,631,651	10,552,027	11,056,262
Accounting and administration expenses	118,454	321,757	327,188
Reports and statements to shareholders	74,704	216,264	203,747
Professional fees.	50,295	143,629	151,931
Trustees’ fees and expenses	25,914	89,443	83,721
Custodian fees	14,936	48,129	50,391
Consulting fees	8,408	28,512	30,662
Pricing fees	329	1,229	1,219
Other.	10,797	31,775	24,833

Total operating expenses	5,722,112	22,429,539	23,386,045

NET INVESTMENT INCOME	13,955,213	58,869,245	70,639,607

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	7,017,203	27,582,079	27,022,368
Distributions from unaffiliated investment companies	2,572,207	10,411,866	10,195,437
Sale of investments in affiliated investment companies	(320,545)	(5,192,608)	(8,653,732)
Sale of investments in unaffiliated investment companies	(2,231,010)	2,187,971	(8,059,779)
Foreign currencies	47,015	44,078	364,367
Futures contracts	14,879,529	(25,058,362)	(58,405,733)

Net realized gain (loss)	21,964,399	9,975,024	(37,537,072)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	50,275,596	366,625,894	487,558,567
Investments in unaffiliated investment companies	8,625,551	24,570,266	20,455,289
Foreign currencies	2,300	12,768	22,581
Futures contracts	4,703,747	20,885,078	22,780,867

Net change in unrealized appreciation (depreciation)	63,607,194	412,094,006	530,817,304

NET REALIZED AND UNREALIZED GAIN	85,571,593	422,069,030	493,280,232

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,526,806	$480,938,275	$563,919,839

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–13

LVIP Managed Risk Profile Funds

Statements of Changes in Net Assets

	LVIP		LVIP		LVIP
	Managed Risk Profile		Managed Risk Profile		Managed Risk Profile
	Conservative Fund		Moderate Fund		Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income	$13,955,213	$11,039,617	$58,869,245	$31,525,929	$70,639,607	$26,094,727
Net realized gain (loss)	21,964,399	11,918,096	9,975,024	2,482,585	(37,537,072)	(15,237,450)
Net change in unrealized appreciation (depreciation)	63,607,194	35,231,385	412,094,006	142,000,960	530,817,304	119,638,453

Net increase in net assets resulting from operations	99,526,806	58,189,098	480,938,275	176,009,474	563,919,839	130,495,730

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,283,688)	(2,192,631)	(3,254,836)	(5,124,513)	(2,890,990)	(3,507,465)
Service Class	(19,679,081)	(25,960,940)	(79,424,709)	(66,780,460)	(91,436,895)	(41,483,820)
Net realized gain:
Standard Class	(999,034)	(262,978)	—	—	—	—
Service Class	(17,560,641)	(3,169,454)	—	—	—	—
Return of capital
Standard Class	—	—	—	—	(2,297)	—
Service Class	—	—	—	—	(84,816)	—

	(39,522,444)	(31,586,003)	(82,679,545)	(71,904,973)	(94,414,998)	(44,991,285)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21,282,147	15,414,051	47,950,688	28,572,213	43,648,171	23,776,214
Service Class	492,186,706	485,634,737	2,575,548,916	1,638,661,815	3,660,082,697	1,750,742,597
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,282,722	2,455,609	3,254,836	5,124,513	2,893,287	3,507,465
Service Class	37,239,722	29,130,393	79,424,709	66,780,460	91,521,711	41,483,820

	552,991,297	532,634,790	2,706,179,149	1,739,139,001	3,798,145,866	1,819,510,096

Cost of shares redeemed:
Standard Class	(17,969,722)	(15,673,550)	(35,322,609)	(24,940,839)	(28,578,180)	(23,710,611)
Service Class	(263,351,022)	(123,336,225)	(371,569,175)	(209,766,926)	(254,123,656)	(142,464,342)

	(281,320,744)	(139,009,775)	(406,891,784)	(234,707,765)	(282,701,836)	(166,174,953)

Increase in net assets derived from capital share transactions	271,670,553	393,625,015	2,299,287,365	1,504,431,236	3,515,444,030	1,653,335,143

NET INCREASE IN NET ASSETS	331,674,915	420,228,110	2,697,546,095	1,608,535,737	3,984,948,871	1,738,839,588
NET ASSETS:
Beginning of year	925,821,595	505,593,485	3,015,780,499	1,407,244,762	2,657,899,309	919,059,721

End of year	$1,257,496,510	$925,821,595	$5,713,326,594	$3,015,780,499	$6,642,848,180	$2,657,899,309

Undistributed net investment income	$—	$4,975,748	$—	$13,798,366	$—	$14,039,469

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–14

LVIP Managed Risk Profile Conservative Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Conservative Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11[1]	12/31/10	12/31/09
Net asset value, beginning of period.	$12.850	$12.226	$12.033	$11.287	$9.472
Income from investment operations:
Net investment income[2]	0.200	0.243	0.343	0.311	0.413
Net realized and unrealized gain	1.049	0.946	0.097	0.862	1.924

Total from investment operations	1.249	1.189	0.440	1.173	2.337

Less dividends and distributions from:
Net investment income	(0.266)	(0.503)	(0.247)	(0.427)	(0.433)
Net realized gain	(0.210)	(0.062)	—	—	(0.089)

Total dividends and distributions	(0.476)	(0.565)	(0.247)	(0.427)	(0.522)

Net asset value, end of period	$13.623	$12.850	$12.226	$12.033	$11.287

Total return3	9.75%	9.78%	3.69%	10.49%	24.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$67,666	$58,577	$53,689	$50,853	$42,645
Ratio of expenses to average net assets[4]	0.28%	0.29%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.28%	0.29%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.49%	1.90%	2.79%	2.67%	4.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.49%	1.90%	2.69%	2.57%	3.91%
Portfolio turnover	24%	14%	71%	37%	44%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–15

LVIP Managed Risk Profile Conservative Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Conservative Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/11[1]	12/31/10	12/31/09
Net asset value, beginning of period	$12.849	$12.225	$12.031	$11.287	$9.474

Income from investment operations:
Net investment income[2]	0.166	0.211	0.312	0.282	0.387
Net realized and unrealized gain	1.047	0.945	0.098	0.860	1.922

Total from investment operations	1.213	1.156	0.410	1.142	2.309

Less dividends and distributions from:
Net investment income	(0.232)	(0.470)	(0.216)	(0.398)	(0.407)
Net realized gain	(0.210)	(0.062)	—	—	(0.089)

Total dividends and distributions	(0.442)	(0.532)	(0.216)	(0.398)	(0.496)

Net asset value, end of period	$13.620	$12.849	$12.225	$12.031	$11.287

Total return[3]	9.47%	9.51%	3.45%	10.21%	24.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,189,830	$867,245	$451,904	$406,775	$331,005
Ratio of expenses to average net assets[4]	0.53%	0.54%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.53%	0.54%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.24%	1.65%	2.54%	2.42%	3.76%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.24%	1.65%	2.44%	2.32%	3.66%
Portfolio turnover	24%	14%	71%	37%	44%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–16

LVIP Managed Risk Profile Moderate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Moderate Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11[1]	12/31/10	12/31/09
Net asset value, beginning of period	$12.562	$11.844	$11.925	$10.964	$9.071

Income (loss) from investment operations:
Net investment income[2]	0.209	0.229	0.286	0.237	0.287
Net realized and unrealized gain (loss)	1.279	0.900	(0.151)	1.060	2.228

Total from investment operations	1.488	1.129	0.135	1.297	2.515

Less dividends and distributions from:
Net investment income	(0.235)	(0.411)	(0.216)	(0.336)	(0.433)
Net realized gain	—	—	—	—	(0.189)

Total dividends and distributions	(0.235)	(0.411)	(0.216)	(0.336)	(0.622)

Net asset value, end of period	$13.815	$12.562	$11.844	$11.925	$10.964

Total return[3]	11.86%	9.59%	1.18%	11.95%	28.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$194,034	$161,420	$143,782	$144,874	$118,173
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.27%	0.27%	0.28%	0.28%	0.29%
Ratio of net investment income to average net assets	1.58%	1.85%	2.36%	2.10%	2.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.58%	1.85%	2.28%	2.02%	2.83%
Portfolio turnover	15%	18%	74%	32%	33%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–17

LVIP Managed Risk Profile Moderate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Moderate Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/11[1]	12/31/10	12/31/09
Net asset value, beginning of period	$12.562	$11.843	$11.924	$10.965	$9.074

Income (loss) from investment operations:
Net investment income[2]	0.176	0.198	0.255	0.209	0.263
Net realized and unrealized gain (loss)	1.278	0.900	(0.150)	1.057	2.225

Total from investment operations	1.454	1.098	0.105	1.266	2.488

Less dividends and distributions from:
Net investment income	(0.202)	(0.379)	(0.186)	(0.307)	(0.408)
Net realized gain	—	—	—	—	(0.189)

Total dividends and distributions	(0.202)	(0.379)	(0.186)	(0.307)	(0.597)

Net asset value, end of period.	$13.814	$12.562	$11.843	$11.924	$10.965

Total return[3]	11.58%	9.32%	0.92%	11.67%	27.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,519,293	$2,854,360	$1,263,463	$1,156,976	$954,447
Ratio of expenses to average net assets4	0.52%	0.52%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.52%	0.52%	0.53%	0.53%	0.54%
Ratio of net investment income to average net assets	1.33%	1.60%	2.11%	1.85%	2.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.33%	1.60%	2.03%	1.77%	2.58%
Portfolio turnover	15%	18%	74%	32%	33%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–18

LVIP Managed Risk Profile Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Growth Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11[1]	12/31/10	12/31/09
Net asset value, beginning of period	$11.902	$11.190	$11.420	$10.416	$8.634

Income (loss) from investment operations:
Net investment income[2]	0.226	0.234	0.267	0.215	0.191
Net realized and unrealized gain (loss)	1.384	0.784	(0.270)	1.093	2.277

Total from investment operations	1.610	1.018	(0.003)	1.308	2.468

Less dividends and distributions from:
Net investment income	(0.222)	(0.306)	(0.227)	(0.304)	(0.433)
Net realized gain	—	—	—	—	(0.253)
Return of capital	— [3]	—	—	—	—

Total dividends and distributions	(0.222)	(0.306)	(0.227)	(0.304)	(0.686)

Net asset value, end of period	$13.290	$11.902	$11.190	$11.420	$10.416

Total return[4]	13.55%	9.15%	0.02%	12.70%	29.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$175,175	$139,866	$128,066	$118,849	$95,887
Ratio of expenses to average net assets[5]	0.27%	0.27%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[5]	0.27%	0.27%	0.28%	0.29%	0.29%
Ratio of net investment income to average net assets	1.78%	2.00%	2.31%	2.01%	2.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.78%	2.00%	2.23%	1.92%	1.97%
Portfolio turnover.	15%	21%	80%	33%	37%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount rounds to less than $0.001 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–19

LVIP Managed Risk Profile Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Growth Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/11[1]	12/31/10	12/31/09
Net asset value, beginning of period.	$11.905	$11.191	$11.421	$10.419	$8.639

Income (loss) from investment operations:
Net investment income[2]	0.195	0.205	0.238	0.188	0.168
Net realized and unrealized gain (loss)	1.383	0.784	(0.270)	1.092	2.275

Total from investment operations	1.578	0.989	(0.032)	1.280	2.443

Less dividends and distributions from:
Net investment income	(0.191)	(0.275)	(0.198)	(0.278)	(0.410)
Net realized gain	—	—	—	—	(0.253)
Return of capital	— [3]	—	—	—	—

Total dividends and distributions	(0.191)	(0.275)	(0.198)	(0.278)	(0.663)

Net asset value, end of period	$13.292	$11.905	$11.191	$11.421	$10.419

Total return[4]	13.26%	8.88%	(0.24%)	12.42%	28.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,467,673	$2,518,033	$790,994	$704,511	$584,552
Ratio of expenses to average net assets[5]	0.52%	0.52%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[5]	0.52%	0.52%	0.53%	0.54%	0.54%
Ratio of net investment income to average net assets	1.53%	1.75%	2.06%	1.76%	1.81%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.53%	1.75%	1.98%	1.67%	1.72%
Portfolio turnover	15%	21%	80%	33%	37%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount rounds to less than $0.001 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–20

LVIP Managed Risk Profile Funds

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Managed Risk Profile Conservative Fund (formerly, LVIP Protected Profile Conservative Fund), LVIP Managed Risk Profile Moderate Fund (formerly LVIP Protected Profile Moderate Fund) and LVIP Managed Risk Profile Growth Fund (formerly LVIP Protected Profile Growth Fund), (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund will invest a significant portion of its assets in open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC) or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds will employ a passive investment style (i.e. index funds). In addition to mutual fund investments, the Funds employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk.

The investment objective of LVIP Managed Risk Profile Conservative Fund is to seek a high level of current income with some consideration given to growth of capital.

The investment objective of LVIP Managed Risk Profile Moderate Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of LVIP Managed Risk Profile Growth Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation– The Funds value Underlying Funds that are open-end Funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accured to unrecognized tax benefits in interest expenses, and penalties in other expenses on the statement of operations. During the year ended December 31, 2013, the Funds did not incur any interest or tax penalities.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

LVIP Managed Risk Profile Funds–21

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios and providing certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC).

Prior to May 1, 2013, LIAC had contractually agreed to reimburse each Fund to the extent that each Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceeded 0.30% of each Fund’s average daily net assets for the standard class (0.55% for the service class).

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Trust reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted as follows:

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Administration fees	$51,148	$196,106	$199,461
Legal fees	9,076	34,888	35,650

Lincoln Life also performs daily trading operations. For the year ended December 31, 2013, each Fund reimburses Lincoln Life for the cost of these services as follows:

LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
$10,832	$42,139	$43,340

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013, the Funds had liabilities payable to affiliates as follows:

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Management fees payable to LIAC	$261,800	$1,176,078	$1,355,937
Distribution fees payable to LFD	247,654	1,135,567	1,319,697
Trading operation fees payable to Lincoln Life	759	3,413	3,936

LVIP Managed Risk Profile Funds–22

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	Conservative Fund	Moderate Fund	Growth Fund
Purchases	$518,093,459	$2,846,276,839	$3,985,648,622
Sales	253,677,214	632,071,322	650,487,762

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	Conservative Fund	Moderate Fund	Growth Fund
Cost of investments	$1,142,076,193	$5,137,518,112	$6,000,473,014

Aggregate unrealized appreciation	$134,124,574	$669,607,374	$720,175,014
Aggregate unrealized depreciation	(24,881,139)	(117,626,581)	(107,044,168)

Net unrealized appreciation	$109,243,435	$551,980,793	$613,130,846

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
Level 1	Conservative Fund	Moderate Fund	Growth Fund
Investment companies	$1,251,319,628	$5,689,498,905	$6,613,603,860

Futures Contracts	$4,993,589	$22,416,882	$24,276,791

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period following the period in which the transfer occurred.

LVIP Managed Risk Profile Funds–23

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	Conservative Fund	Moderate Fund	Growth Fund
Year Ended December 31, 2013
Ordinary income	$31,656,980	$82,679,545	$94,327,885
Long-term capital gain	7,865,464	—	—
Return of Capital	—	—	87,113

Total	$39,522,444	$82,679,545	$94,414,998

Year Ended December 31, 2012
Ordinary income	$28,153,571	$71,904,973	$44,991,285
Long-term capital gain	3,432,432	—	—

Total	$31,586,003	$71,904,973	$44,991,285

In addition, the Funds declared the following ordinary income consent dividends for the year ended December 31, 2012. Such amounts have been deemed paid and contributed to the Funds as additional paid-in capital.

LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
$11,263,691	$27,818,929	$29,180,783

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	Conservative Fund	Moderate Fund	Growth Fund
Shares of beneficial interest	$1,138,560,775	$5,214,109,318	$6,176,257,732
Undistributed long-term capital gain	10,281,097	—	—
Capital loss carryforward	—	(21,791,194)	(112,214,443)
Other temporary differences	(850,425)	(32,194,807)	(35,929,696)
Unrealized appreciation	109,505,063	553,203,277	614,734,587

Net assets	$1,257,496,510	$5,713,326,594	$6,642,848,180

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, tax treatment of straddles and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) from foreign currency transactions, tax return of capital, distributions received from underlying investments, consent dividends and pass-through consent dividends from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Funds recorded the following reclassifications:

	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	Conservative Fund	Moderate Fund	Growth Fund
Undistributed net investment income	$2,031,808	$10,011,934	$9,648,809
Accumulated net realized loss	(13,295,499)	(37,440,791)	(38,829,592)
Paid-in capital	11,263,691	27,428,857	29,180,783

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2013 if not utilized in future years, will expire as follows:

LVIP Managed Risk Profile Funds–24

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile
Year of Expiration	Moderate Fund	Growth Fund
2017	$ 9,758,832	$75,754,365
2018	12,032,362	20,846,885

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term. Losses that will be carried forward under the Act are as follows:

	Tax character
	Short-term	Long-term
LVIP Managed Risk Profile Growth Fund	$12,900,517	$2,712,676

During fiscal year 2013, the LVIP Managed Risk Profile Moderate Fund utilized $27,170,394 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP		LVIP		LVIP
	Managed Risk Profile		Managed Risk Profile		Managed Risk Profile
	Conservative Fund		Moderate Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Shares sold:
Standard Class	1,579,922	1,204,263	3,622,363	2,310,115	3,440,739	2,032,904
Service Class	36,722,572	37,914,529	194,518,425	132,128,527	288,186,221	149,499,115
Shares issued upon reinvestment of dividends and distributions:
Standard Class	168,312	191,314	236,303	411,477	218,411	297,958
Service Class	2,747,577	2,272,093	5,766,696	5,367,939	6,907,820	3,527,557

	41,218,383	41,582,199	204,143,787	140,218,058	298,753,191	155,357,534

Shares redeemed:
Standard Class	(1,339,659)	(1,228,568)	(2,663,396)	(2,011,563)	(2,229,604)	(2,024,803)
Service Class	(19,608,253)	(9,656,934)	(27,949,913)	(16,956,656)	(20,013,426)	(12,194,889)

	(20,947,912)	(10,885,502)	(30,613,309)	(18,968,219)	(22,243,030)	(14,219,692)

Net increase.	20,270,471	30,696,697	173,530,478	121,249,839	276,510,161	141,137,842

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge against fluctuations in fair value of its portfolio securities. In addition, each Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Managed Risk Profile Funds–25

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile Conservative Fund

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Currency contracts
(Futures contracts)	Variation margin receivable on futures contracts*	$67,569	Variation margin receivable on futures contracts*	$(109,916)
Equity contracts
(Futures contracts)	Variation margin receivable on futures contracts*	5,035,936	Variation margin receivable on futures contracts*	—

Total		$5,103,505		$(109,916)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013 was as follows:

			Unrealized
			Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain (Loss) on Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Currency contracts (Futures contracts)	Net realized gain on futures contracts and unrealized appreciation (depreciation) of futures contracts	$514,364	$(10,712)
Equity contracts (Futures contracts)	Net realized gain on futures contracts and unrealized appreciation (depreciation) of futures contracts	14,365,165	4,714,459

Total		$14,879,529	$4,703,747

LVIP Managed Risk Profile Moderate Fund

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Currency contracts
(Futures contracts)	Variation margin receivable on futures contracts*	$330,669	Variation margin receivable on futures contracts*	$(499,332)
Equity contracts
(Futures contracts)	Variation margin receivable on futures contracts*	22,585,545	Variation margin receivable on futures contracts*	—

Total		$22,916,214		$(499,332)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$1,591,243	$(90,626)
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized
appreciation (depreciation) of futures contracts		(26,649,605)	20,975,704

Total		$(25,058,362)	$20,885,078

LVIP Managed Risk Profile Funds–26

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile Growth Fund

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Variation margin receivable on futures contracts*	$405,330	Variation margin receivable on futures contracts*	$(709,742)
Equity contracts (Futures contracts)	Variation margin receivable on futures contracts*	24,581,203	Variation margin receivable on futures contracts*	—

Total		$24,986,533		$(709,742)

*Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized loss on futures contracts and unrealized appreciation (depreciation) of futures contracts	$(2,290,079)	$(207,325)
Equity contracts (Futures contracts)	Net realized loss on futures contracts and unrealized appreciation (depreciation) of futures contracts	(56,115,654)	22,988,192

Total		$(58,405,733)	$22,780,867

Derivatives Generally–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
	Futures Contracts	Futures Contracts
	(Average Value)	(Average Value)
LVIP Managed Risk Profile Conservative Fund	$124,511,923	$652,979
LVIP Managed Risk Profile Moderate Fund	348,700,175	70,671,791
LVIP Managed Risk Profile Growth Fund	304,251,915	142,168,624

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Managed Risk Profile Funds–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Managed Risk Profile Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Managed Risk Profile Moderate Fund, LVIP Managed Risk Profile Conservative Fund, and LVIP Managed Risk Profile Growth Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Managed Risk Profile Moderate Fund, LVIP Managed Risk Profile Conservative Fund, and LVIP Managed Risk Profile Growth Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Managed Risk Profile Funds–28

LVIP Managed Risk Profile Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)
LVIP Managed Risk Profile Conservative Fund	19.90%	80.10%	0.00%	100.00%
LVIP Managed Risk Profile Moderate Fund	0.00%	100.00%	0.00%	100.00%
LVIP Managed Risk Profile Growth Fund	0.00%	99.91%	0.09%	100.00%

(A) (B) and (C) are based on a percentage of each Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the reclassification of the investment objectives of the Funds as non-fundamental. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust and the Funds, respectively, at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding	Total	Percent	Percent	Percent
	Shares	Voted	For*	Against*	Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2. The approval of the reclassification of the Funds’ investment objective as non-fundamental:

	Outstanding	Total	Percent	Percent	Percent
	Shares	Voted	For*	Against*	Abstain*
LVIP Managed Risk Profile Conservative Fund	84,837,940.769	96.274%	78.896%	3.000%	14.378%
LVIP Managed Risk Profile Moderate Fund	329,307,357.410	97.797%	80.432%	3.863%	13.502%
LVIP Managed Risk Profile Growth Fund	348,604,815.120	97.847%	81.571%	4.136%	12.140%

*	Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.
**Nancy	L. Frisby retired on December 31, 2013.

Approval of Investment Management Agreement

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for the LVIP Managed Risk Profile Conservative Fund, LVIP Managed Risk Profile Growth Fund and LVIP Managed Risk Profile Moderate Fund, each a series of the Trust (each a “Fund” and collectively, the “LVIP Managed Risk Profile Funds”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings,

LVIP Managed Risk Profile Funds–29

LVIP Managed Risk Profile Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC and Lincoln Life provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreement.

In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board considered that LIAC had implemented an actively managed risk-management strategy using up to 20% of a Fund’s net assets, although under normal market conditions LIAC generally expected to invest less than 10% of net assets with the risk-management overlay. LIAC uses hedging instruments (short positions in exchange-traded futures contracts) to manage volatility in a Fund’s investment returns. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs could limit the Funds’ upside participation in strong increasing markets relative to unhedged funds. As the risk-management strategy is a newer strategy, the Morningstar peer groups generally do not include risk-managed funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for each Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013.

The Board considered that LIAC had become responsible for each Fund’s investment decision-making on May 1, 2011 and that prior to May 1, 2011, LIAC had provided oversight of a sub-advisor which had been directly responsible for making investment decisions and that performance for periods prior to May 1, 2011 was primarily the former sub-advisor’s performance.

The Board reviewed the LVIP Managed Risk Profile Conservative Fund’s return and standard deviation compared to the returns and standard deviation of funds included in a peer group of Morningstar Conservative Allocation funds and a custom index (Managed Risk Profile Conservative Composite). The Board noted that the Fund’s return was equal to the median return of the Morningstar peer group for the one year period and above the median return of the Morningstar peer group for the three and five year periods, and below the benchmark for the one year period, slightly above the benchmark for the three year period and above the benchmark for the five year period. The Board considered that since December 2011, the Fund had been managed to reduce equity market risk and that during periods of rising equity markets that the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile Growth Fund’s return and standard deviation compared to the average returns and standard deviation of funds included in a peer group of Morningstar Moderate Allocation funds and a custom index (Managed Risk Profile Growth Composite).

LVIP Managed Risk Profile Funds–30

LVIP Managed Risk Profile Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

The Board noted that the Fund’s return was below the median return of the Morningstar peer group for the one and three year periods and above the median return of the Morningstar peer group for the five year period and below the benchmark index for the one, three and five year periods. The Board considered that since December 2011, the Fund had been managed to reduce equity market risk and that during periods of rising equity markets that the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board considered LIAC’s view that underperformance relative to the peer groups was due to overweight positions in international equities, underweight positions in U.S. equities and allocations to alternative investments such as commodities. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for each Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Funds’ separate administrative fee in the Funds’ management fees in its report.

The Board noted that the investment management fees for each Fund were higher than the median investment management fee of the respective Morningstar peer group. The Board considered that total expenses including acquired fund fees and expenses (“AFFE”) were below the median expense ratios including AFFE of the respective Morningstar peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that its continuation is in the best interests of each Fund.

LVIP Managed Risk Profile Funds–31

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); Alpha One Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Managed Risk Profile Funds–32

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company;	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Managed Risk Profile Funds–33

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2	Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3	The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Managed Risk Profile Funds–34

LVIP Managed Risk Profile Target Maturity Funds

(formerly, LVIP Protected Profile Target Maturity Funds)

LVIP Managed Risk Profile 2010 Fund

(formerly, LVIP Protected Profile 2010 Fund)

LVIP Managed Risk Profile 2020 Fund

(formerly, LVIP Protected Profile 2020 Fund)

LVIP Managed Risk Profile 2030 Fund

(formerly, LVIP Protected Profile 2030 Fund)

LVIP Managed Risk Profile 2040 Fund

(formerly, LVIP Protected Profile 2040 Fund)

LVIP Managed Risk Profile 2050 Fund

(formerly, LVIP Protected Profile 2050 Fund)

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP Managed Risk Profile Target Maturity Funds

LVIP Managed Risk Profile Target Maturity Funds

2013 Annual Report Commentary (unaudited)

Managed by:

The LVIP Managed Risk Profile 2010 Fund returned 8.93% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Managed Risk Profile 2010 Composite1, returned 12.23%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM2, returned 16.06%.

The LVIP Managed Risk Profile 2020 Fund returned 11.13% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Managed Risk Profile 2020 Composite3, returned 14.67%; and its broad-based benchmark index, the Wilshire 5000 Total Makret IndexSM, returned 16.06%.

The LVIP Managed Risk Profile 2030 Fund returned 13.74% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Managed Risk Profile 2030 Composite4, returned 16.83%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 16.06% .

The LVIP Managed Risk Profile 2040 Fund returned 16.54% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark the Managed Risk Profile 2040 Composite5, returned 21.63%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 16.06%.

The LVIP Managed Risk Profile 2050 Fund returned 19.04% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its composite benchmark, the Managed Risk Profile 2050 Composite6, returned 25.68%; and its broad-based benchmark index, the Wilshire 5000 Total Maket IndexSM, returned 16.06%.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500 Index7 gained 32.39% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. How ever, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included astabilizing Eurozo with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends)8 exceeded 22.78% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index (net dividends)9 lost (2.60%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index10 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The equity portion of the LVIP Managed Risk Profile Funds generally out performed the equity portion of their respective composite benchmarks during 2013 as well as delivering strong total returns. Contributors included the LVIP T.Rowe Price Growth Stock Fund and the LVIP MFS Value Fund. Exposure to the LVIP SSgA Small-Mid Cap 200 Fund detracted to results relative to the index.

The non-US Equity portion had a mixed impact to returns for the year. The exposure to developed international markets positively impacted returns while exposure to emerging markets negatively impacted returns. The developed markets portion, represented by the LVIP SSgA International Index Fund, gained 20.98% during 2013, while the emerging markets portion, represented by the LVIP SSgA Emerging Markets 100 Fund lost (2.83%).

The fixed income portion of the LVIP Managed Risk Profile Funds generally outperformed the fixed income portion of their respective composite benchmarks during 2013. Contributors included the LVIP Delaware Diversified Floating Rate Fund and the LVIP JPMorgan High Yield Fund. Exposure to the LVIP Global Income Fund detracted to results relative to the index.

The risk management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with very strong equity market returns, the risk management strategy generally detracted from results relative to the benchmark in 2013. At points during the 2nd and 3rd quarters of 2013 when the equity markets were volatile, the risk management strategy successfully reduced the Funds’overall volatility, mitigating the impact of these brief draw downs. However, during periods when equity markets were trending strongly upwards, the risk management strategy detracted from relative results.

David A Weiss, CFA Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Managed Risk Profile Target Maturity Funds–1

LVIP Managed Risk Profile Target Maturity Funds

2013 Annual Report Commentary (continued)

LVIP Managed Risk Profile 2010 Fund

Growth of $10,000 invested 4/30/07 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Managed Risk Profile 2010 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/13, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,466 for the Standard Class shares and to $13,242 the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/13. The same $10,000 would have increased to $13,815 for the Managed Risk Profile 2010 Composite, and to $13,540 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13
Standard Class Shares
One Year	+	8.93%
Five Year	+	10.67%
Inception (4/30/07)	+	4.56%

Service Class Shares
One Year	+	8.66%
Five Year	+	10.39%
Inception (4/30/07)	+	4.30%

LVIP Managed Risk Profile 2020 Fund

Growth of $10,000 invested 4/30/07 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Managed Risk Profile 2020 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/13, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,089 for the Standard Class shares and to $12,872 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/13. The same $10,000 would have increased to $13,800 for the Managed Risk Profile 2020 Composite, and to $13,540 for the Wilshire 5000 Total Market IndexSM . Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13
Standard Class Shares
One Year	+	11.13%
Five year	+	11.18%
Inception (4/30/07)	+	4.12%

Service Class Shares
One Year	+	10.85%
Five year	+	10.90%
Inception (4/30/07)	+	3.86%

LVIP Managed Risk Profile Target Maturity Funds–2

LVIP Managed Risk Profile Target Maturity Funds

2013 Annual Report Commentary (continued)

LVIP Managed Risk Profile 2030 Fund

Growth of $10,000 invested 4/30/07 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Managed Risk Profile 2030 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/13, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,021 for the Standard Class shares and to $12,806 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/13. The same $10,000 would have increased to $13,442 for the Managed Risk Profile 2030 Composite, and to $13,540 for the Wilshire 5000 Total Market IndexSM . Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+	13.74%
Five Year	+	11.94%
Inception (4/30/07)	+	4.03%

Service Class Shares
One Year	+	13.46%
Five Year	+	11.66%
Inception (4/30/07)	+	3.77%

LVIP Managed Risk Profile 2040 Fund

Growth of $10,000 invested 4/30/07 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Managed Risk Profile 2040 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/13, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,488 for the Standard Class shares and to $12,282 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/13. The same $10,000 would have increased to $13,061 for the Managed Risk Profile 2040 Composite, and to $13,540 for the Wilshire 5000 Total Market IndexSM . Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+	16.54%
Five year	+	12.86%
Inception (4/30/07)	+	3.39%

Service Class Shares
One Year	+	16.25%
Five year	+	12.58%
Inception (4/30/07)	+	3.13%

LVIP Managed Risk Profile Target Maturity Funds–3

LVIP Managed Risk Profile Target Maturity Funds

2013 Annual Report Commentary (continued)

LVIP Managed Risk Profile 2050 Fund

Growth of $10,000 invested 5/2/11 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Managed Risk Profile 2050 Fund Service and Standard Classes shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/13, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,298 for the Standard Class shares and to $11,222 for the Service Class shares. For comparison, look at how the customized benchmark did from 5/2/11 through 12/31/13. The same $10,000 would have increased to $12,765 for the Managed Risk Profile 2050 Composite, and to $10,831 for the Wilshire 5000 Total Market IndexSM . Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+	19.04%
Inception (5/2/11)	+	4.68%

Service Class Shares
One Year	+	18.73%
Inception (5/2/11)	+	4.41%

1.

The Managed Risk Profile 2010 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk Profile 2010 Composite is constructed as follows: 35% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 40% Wilshire 5000 Total Market IndexSM , 12% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

2.

The Wilshire 5000 Total Market IndexSM (formerly known as the Dow Jones Wilshire 5000 IndexSM ) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

3.

The Managed Risk Profile 2020 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk Profile 2020 Composite is constructed as follows: 26% Barclays Capital U.S. TIPS Index, 13% Barclays Capital U.S. Aggregate Index, 44% Wilshire 5000 Total Market IndexSM, 14% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

4.

The Managed Risk Profile 2030 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk Profile 2030 Composite is constructed as follows: 16% Barclays Capital U.S. TIPS Index, 14% Barclays Capital U.S. Aggregate Index, 49% Wilshire 5000 Total Market IndexSM, 18% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

5.

The Managed Risk Profile 2040 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk Profile 2040 Composite is constructed as follows: 5% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 57% Wilshire 5000 Total Market IndexSM, 24% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

6.

The Managed Risk Profile 2050 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk Profile 2050 Composite is constructed as follows: 60% Wilshire 5000 Total Market IndexSM, 35% MSCI EAFE Index (net dividends), and 5% MSCI Emerging Markets Index (net dividends).

7.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

8.

The MSCI EAFE Index (net dividends) is a free float-adjusted Market Capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia, and the FAR East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

9

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

10.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP Managed Risk Profile Target Maturity Funds–4

LVIP Managed Risk Profile Target Maturity Funds

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Managed Risk Profile 2010 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,065.70	0.30%	$1.56
Service Class Shares	1,000.00	1,064.40	0.55%	2.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2020 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Annualized Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,079.90	0.30%	$1.57
Service Class Shares	1,000.00	1,078.40	0.55%	2.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2030 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,095.90	0.30%	$1.58
Service Class Shares	1,000.00	1,094.40	0.55%	2.90
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile Target Maturity Funds–5

LVIP Managed Risk Profile Target Maturity Funds

Disclosure

        OF FUND EXPENSES (continued)

LVIP Managed Risk Profile 2040 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,110.80	0.30%	$1.60
Service Class Shares	1,000.00	1,109.30	0.55%	2.92
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2050 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,125.80	0.30%	$1.61
Service Class Shares	1,000.00	1,124.40	0.55%	2.95
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests a significant portion of its assets in other mutual funds (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP Managed Risk Profile Target Maturity Funds–6

LVIP Managed Risk Profile Target Maturity Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2013

LVIP Managed Risk Profile 2010 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	95.34%
Equity Funds	32.85%
Fixed Income Funds	40.75%
International Equity Funds	14.95%
International Fixed Income Fund	6.79%
Unaffiliated Investment Companies	4.62%
Commodity Fund	0.97%
Fixed Income Fund	0.97%
International Equity Fund	0.98%
Money Market Fund	1.70%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

LVIP Managed Risk Profile 2020 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	94.65%
Equity Funds	38.44%
Fixed Income Funds	31.71%
International Equity Funds	18.73%
International Fixed Income Fund	5.77%
Unaffiliated Investment Companies	6.24%
Commodity Fund	0.96%
International Equity Fund	1.95%
Money Market Fund	3.33%
Total Value of Securities	100.89%
Liabilities Net of Receivables and Other Assets	(0.89%)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2030 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	91.60%
Equity Funds	40.84%
Fixed Income Funds	24.63%
International Equity Funds	21.39%
International Fixed Income Fund	4.74%
Unaffiliated Investment Companies	9.59%
Commodity Fund	1.89%
International Equity Fund	2.88%
Money Market Fund	4.82%
Total Value of Securities	101.19%
Liabilities Net of Receivables and Other Assets	(1.19%)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2040 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	90.57%
Equity Funds	46.97%
Fixed Income Funds	14.00%
International Equity Funds	25.86%
International Fixed Income Fund	3.74%
Unaffiliated Investment Companies	9.84%
Commodity Fund	1.87%
International Equity Fund	2.84%
Money Market Fund	5.13%
Total Value of Securities	100.41%
Liabilities Net of Receivables and Other Assets	(0.41%)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2050 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	88.51%
Equity Funds	49.47%
Fixed Income Fund	4.54%
International Equity Funds	33.59%
International Fixed Income Fund	0.91%
Unaffiliated Investment Companies	11.16%
Commodity Fund	1.82%
International Equity Fund	2.77%
Money Market Fund	6.57%
Total Value of Securities	99.67%
Receivables and Other Assets Net of Liabilities	0.33%
Total Net Assets	100.00%

LVIP Managed Risk Profile Target Maturity Funds–7

LVIP Managed Risk Profile 2010 Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANIES–95.34%
Equity Funds–32.85%
*Lincoln Variable Insurance Products Trust–
LVIP Delaware Special Opportunities Fund	13,869	$573,795
LVIP SSgA S&P 500 Index Fund	1,210,900	16,055,322
LVIP SSgA Small-Cap Index Fund	64,634	1,727,137
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	27,542	576,809

		18,933,063

Fixed Income Funds–40.75%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	493,950	5,032,854
LVIP Delaware Bond Fund	124,804	1,680,615
LVIP Delaware Diversified Floating Rate Fund	276,671	2,804,609
LVIP JPMorgan High Yield Fund	99,355	1,123,113
LVIP SSgA Bond Index Fund	1,166,123	12,841,350

		23,482,541

International Equity Funds–14.95%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	128,375	1,126,874
LVIP SSgA International Index Fund	791,672	7,487,638

		8,614,512

	Number of Shares	Value (U.S. $)
International Fixed Income Fund–6.79%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	342,709	3,913,736

		3,913,736

Total Affiliated Investment Companies (Cost $42,093,286)		54,943,852

UNAFFILIATED INVESTMENT COMPANIES–4.62%
Commodity Fund–0.97%
**PIMCO CommodityRealReturn Strategy Portfolio	101,635	$557,974

		557,974

Fixed Income Fund–0.97%
§American Funds® –
Mortgage FundSM	54,401	556,524

		556,524

International Equity Fund–0.98%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	26,402	566,855

		566,855

Money Market Fund–1.70%
Dreyfus Treasury & Agency Cash Management Fund	977,375	977,375

		977,375

Total Unaffiliated Investment Companies (Cost $2,494,414)		2,658,728

TOTAL VALUE OF SECURITIES–99.96% (Cost $44,587,700)	57,602,580
êRECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	25,501

NET ASSETS APPLICABLE TO 4,760,888 SHARES OUTSTANDING–100.00%	$57,628,081

*	Standard Class shares.

**	Institutional Class shares.

§	Class 1 shares.

ê	Includes $116,400 cash and $42,635 foreign currencies pledged as collateral for futures contracts.

LVIP Managed Risk Profile Target Maturity Funds–9

LVIP Managed Risk Profile 2010 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(2) British Pound Currency	$(204,644)	$(206,975)	3/18/14	$(2,331)
(4) E-mini MSCI Emerging Markets	(196,651)	(203,360)	3/22/14	(6,709)
(3) E-mini Russell 2000 Index	(329,424)	(348,420)	3/24/14	(18,996)
(18) E-mini S&P 500 Index	(1,600,139)	(1,656,990)	3/22/14	(56,851)
(2) Euro Currency	(344,657)	(344,700)	3/18/14	(43)
(8) Euro STOXX 50 Index	(325,311)	(342,054)	3/22/14	(16,743)
(2) FTSE 100 Index	(213,666)	(221,835)	3/24/14	(8,169)
(2) Japan Yen Currency	(243,832)	(237,575)	3/18/14	6,257
(1) Nikkei 225 Index (OSE)	(148,249)	(154,664)	3/14/14	(6,415)
(1) S&P MID EMINI	(128,193)	(133,940)	3/22/14	(5,747)

	$(3,734,766)			$(115,747)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Maneged Risk Profile Target Maturity Funds–9

LVIP Managed Risk Profile 2020 Fund

Schedule of Investments

December 31, 2013

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENT COMPANIES–94.65%
Equity Funds–38.44%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	46,903	$2,154,793
LVIP Delaware Special Opportunities Fund	52,247	2,161,561
LVIP SSgA S&P 500 Index Fund	5,213,186	69,121,631
LVIP SSgA Small-Cap Index Fund	243,477	6,506,187
LVIP SSgA Small-Mid Cap 200 Fund	140,559	2,163,765
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	103,751	2,172,856

		84,280,793

Fixed Income Funds–31.71%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	1,240,911	12,643,645
LVIP Delaware Bond Fund	156,762	2,110,961
LVIP Delaware Diversified Floating Rate Fund	625,513	6,340,827
LVIP JPMorgan High Yield Fund	374,380	4,231,996
LVIP SSgA Bond Index Fund	4,012,248	44,182,875

		69,510,304

International Equity Funds–18.73%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	483,713	4,246,029
LVIP SSgA Emerging Markets 100 Fund	212,776	2,110,100
LVIP SSgA International Index Fund	3,670,535	34,715,921

		41,072,050

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–5.77%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	1,106,890	$12,640,683

		12,640,683

Total Affiliated Investment Companies (Cost $159,472,081)		207,503,830

UNAFFILIATED INVESTMENT COMPANIES–6.24%
Commodity Fund–0.96%
**PIMCO CommodityRealReturn Strategy Portfolio	383,007	2,102,711

		2,102,711

International Equity Fund–1.95%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	198,959	4,271,645

		4,271,645

Money Market Fund–3.33%
Dreyfus Treasury & Agency Cash Management Fund	7,307,932	7,307,932

		7,307,932

Total Unaffiliated Investment Companies (Cost $12,613,495)		13,682,288

TOTAL VALUE OF SECURITIES–100.89% (Cost $172,085,576)	221,186,118
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.89%)	(1,958,347)

NET ASSETS APPLICABLE TO 18,533,937 SHARES OUTSTANDING–100.00%	$219,227,771

*	Standard Class shares.

**	Institutional Class shares.

êIncludes	$420,850 cash and $164,899 foreign currencies pledged as collateral for futures contracts.

LVIP Maneged Risk Profile Target Maturity Funds–10

LVIP Managed Risk Profile 2020 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(8) British Pound Currency	$(818,576)	$(827,900)	3/18/14	$(9,324)
(20) E-mini MSCI Emerging Markets	(983,555)	(1,016,800)	3/22/14	(33,245)
(9) E-mini Russell 2000 Index	(988,272)	(1,045,260)	3/24/14	(56,988)
(64) E-mini S&P 500 Index	(5,678,416)	(5,891,520)	3/22/14	(213,104)
(8) Euro Currency	(1,378,626)	(1,378,800)	3/18/14	(174)
(32) Euro STOXX 50 Index	(1,301,245)	(1,368,216)	3/22/14	(66,971)
(7) FTSE 100 Index	(747,831)	(776,421)	3/24/14	(28,590)
(5) Japan Yen Currency	(609,579)	(593,937)	3/18/14	15,642
(4) Nikkei 225 Index (OSE)	(592,995)	(618,657)	3/14/14	(25,662)
(4) S&P MID EMINI	(512,771)	(535,760)	3/22/14	(22,989)

	$(13,611,866)			$(441,405)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.

Summary of Abbreviations:

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Maneged Risk Profile Target Maturity Funds–11

LVIP Managed Risk Profile 2030 Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–91.60%
Equity Funds–40.84%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	50,172	$2,304,932
LVIP Delaware Special Opportunities Fund	55,888	2,312,187
LVIP MFS Value Fund	67,249	2,321,849
LVIP SSgA S&P 500 Index Fund	6,098,988	80,866,477
LVIP SSgA Small-Mid Cap 200 Fund	150,350	2,314,485
LVIP T. Rowe Price Growth Stock Fund	81,310	2,332,047
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	221,944	4,648,170

		97,100,147

Fixed Income Funds–24.63%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	663,795	6,763,405
LVIP Delaware Diversified Floating Rate Fund	446,133	4,522,451
LVIP JPMorgan High Yield Fund	200,261	2,263,754
LVIP SSgA Bond Index Fund	4,088,218	45,019,454

		58,569,064

International Equity Funds–21.39%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	517,529	4,542,873
LVIP Mondrian International Value Fund	253,693	4,599,714
LVIP SSgA Emerging Markets 100 Fund	227,652	2,257,630
LVIP SSgA International Index Fund	4,171,716	39,456,091

		50,856,308

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–4.74%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	986,809	$11,269,356

		11,269,356

Total Affiliated Investment Companies (Cost $166,942,623)		217,794,875

UNAFFILIATED INVESTMENT COMPANIES–9.59%
Commodity Fund–1.89%
**PIMCO CommodityRealReturn Strategy
Portfolio	819,439	4,498,721

		4,498,721

International Equity Fund–2.88%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	319,252	6,854,332

		6,854,332

Money Market Fund–4.82%
Dreyfus Treasury & Agency Cash Management Fund	11,449,175	11,449,175

		11,449,175

Total Unaffiliated Investment Companies (Cost $21,620,129)		22,802,228

TOTAL VALUE OF SECURITIES–101.19% (Cost $188,562,752)	240,597,103
êLIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.19%)	(2,837,682)

NET ASSETS APPLICABLE TO 19,923,489 SHARES OUTSTANDING–100.00%	$237,759,421

*	Standard Class shares.

**	Institutional Class shares.

êIncludes	$357,050 cash and $143,940 foreign currencies pledged as collateral for futures contracts.

LVIP Maneged Risk Profile Target Maturity Funds–12

LVIP Managed Risk Profile 2030 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(7) British Pound Currency	$(716,254)	$(724,412)	3/18/14	$(8,158)
(19) E-mini MSCI Emerging Markets	(934,187)	(965,960)	3/22/14	(31,773)
(4) E-mini Russell 2000 Index	(439,212)	(464,560)	3/24/14	(25,348)
(56) E-mini S&P 500 Index	(4,968,614)	(5,155,080)	3/22/14	(186,466)
(7) Euro Currency	(1,206,298)	(1,206,450)	3/18/14	(152)
(29) Euro STOXX 50 Index	(1,179,652)	(1,239,946)	3/22/14	(60,294)
(6) FTSE 100 Index	(641,296)	(665,503)	3/24/14	(24,207)
(4) Japan Yen Currency	(487,663)	(475,150)	3/18/14	12,513
(3) Nikkei 225 Index (OSE)	(444,746)	(463,992)	3/14/14	(19,246)
(4) S&P MID EMINI	(512,771)	(535,760)	3/22/14	(22,989)

	$(11,530,693)			$(366,120)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Maneged Risk Profile Target Maturity Funds–13

LVIP Managed Risk Profile 2040 Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–90.57%
Equity Funds–46.97%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	69,008	$3,170,284
LVIP Delaware Special Opportunities Fund	76,870	3,180,248
LVIP MFS Value Fund	92,501	3,193,690
LVIP SSgA S&P 500 Index Fund	4,673,781	61,969,667
LVIP SSgA Small-Mid Cap 200 Fund	103,401	1,591,760
LVIP T. Rowe Price Growth Stock Fund	55,916	1,603,715
LVIP T. Rowe Price Structured
Mid-Cap Growth Fund	152,636	3,196,650

		77,906,014

Fixed Income Funds–14.00%
*Lincoln Variable Insurance Products Trust–
LVIP JPMorgan High Yield Fund	137,588	1,555,289
LVIP SSgA Bond Index Fund	1,967,656	21,667,827

		23,223,116

International Equity Funds–25.86%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	355,933	3,124,378
LVIP MFS International Growth Fund	435,394	6,348,049
LVIP Mondrian International Value Fund	348,973	6,327,222
LVIP SSgA Emerging Markets 100 Fund	156,554	1,552,549
LVIP SSgA International Index Fund	2,700,382	25,540,214

		42,892,412

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–3.74%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	542,983	$6,200,864

		6,200,864

Total Affiliated Investment Companies (Cost $108,985,518)		150,222,406

UNAFFILIATED INVESTMENT COMPANIES–9.84%
Commodity Fund–1.87%
**PIMCO CommodityRealReturn Strategy Portfolio	563,354	3,092,816

		3,092,816

International Equity Fund–2.84%
*Delaware VIP Trust–
Delaware VIP Emerging Markets
Series	219,536	4,713,447

		4,713,447

Money Market Fund–5.13%
Dreyfus Treasury & Agency Cash
Management Fund	8,516,367	8,516,367

		8,516,367

Total Unaffiliated Investment Companies (Cost $15,510,095)		16,322,630

TOTAL VALUE OF SECURITIES–100.41% (Cost $124,495,613)	166,545,036
êLIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.41%)	(679,297)

NET ASSETS APPLICABLE TO 14,396,679 SHARES OUTSTANDING–100.00%	$165,865,739

*	Standard Class shares.

**	Institutional Class shares.

êIncludes $202,100 cash and $85,271 foreign currencies pledged as collateral for futures contracts.

LVIP Maneged Risk Profile Target Maturity Funds–14

LVIP Managed Risk Profile 2040 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(4)	British Pound Currency	$(409,288)	$(413,950)	3/18/14	$(4,662)
(11)	E-mini MSCI Emerging Markets	(540,295)	(559,240)	3/22/14	(18,945)
(2)	E-mini Russell 2000 Index	(219,606)	(232,280)	3/24/14	(12,674)
(31)	E-mini S&P 500 Index	(2,750,328)	(2,853,705)	3/22/14	(103,377)
(4)	Euro Currency	(689,313)	(689,400)	3/18/14	(87)
(16)	Euro STOXX 50 Index	(650,843)	(684,108)	3/22/14	(33,265)
(4)	FTSE 100 Index	(427,522)	(443,669)	3/24/14	(16,147)
(2)	Japan Yen Currency	(243,832)	(237,575)	3/18/14	6,257
(2)	Nikkei 225 Index (OSE)	(296,497)	(309,328)	3/14/14	(12,831)
(3)	S&P MID EMINI	(384,578)	(401,820)	3/22/14	(17,242)

		$(6,612,102)			$(212,973)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–15

LVIP Managed Risk Profile 2050 Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–88.51%
Equity Funds–49.47%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	8,279	$380,351
LVIP Delaware Special Opportunities Fund	18,444	763,076
LVIP MFS Value Fund	22,194	766,268
LVIP SSgA S&P 500 Index Fund	1,207,637	16,012,053
LVIP SSgA Small-Cap Index Fund	14,327	382,846
LVIP SSgA Small-Mid Cap 200 Fund	49,624	763,912
LVIP T. Rowe Price Growth Stock Fund	13,416	384,778
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	36,624	767,016

		20,220,300

Fixed Income Fund–4.54%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	168,579	1,856,390

		1,856,390

International Equity Funds–33.59%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	128,100	1,124,459
LVIP MFS International Growth Fund	78,344	1,142,261
LVIP Mondrian International Value Fund	83,731	1,518,125
LVIP SSgA Emerging Markets 100 Fund	37,559	372,475
LVIP SSgA International Index Fund	1,012,378	9,575,073

		13,732,393

International Fixed Income Fund–0.91%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	32,511	371,275

		371,275

Total Affiliated Investment Companies (Cost $29,014,281)		36,180,358

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–11.16%
Commodity Fund–1.82%
**PIMCO CommodityRealReturn Strategy
Portfolio	135,135	$741,893

		741,893

International Equity Fund–2.77%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	52,671	1,130,845

		1,130,845

Money Market Fund–6.57%
Dreyfus Treasury & Agency Cash
Management Fund	2,686,544	2,686,544

		2,686,544

Total Unaffiliated Investment Companies (Cost $4,428,571)		4,559,282

TOTAL VALUE OF SECURITIES–99.67% (Cost $33,442,852)	40,739,640
êRECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.33%	135,975

NET ASSETS APPLICABLE TO 3,698,531 SHARES OUTSTANDING–100.00%	$40,875,615

*	Standard Class shares.

**	Institutional Class shares.

êIncludes	$39,550 cash and $35,274 foreign currencies pledged as collateral for futures contracts.

LVIP Maneged Risk Profile Target Maturity Funds–16

LVIP Managed Risk Profile 2050 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(8)	E-mini S&P 500 Index	$(709,762)	$(736,440)	3/22/14	$(26,678)
(3)	Euro Currency	(516,985)	(517,050)	3/18/14	(65)
(11)	Euro STOXX 50 Index	(447,303)	(470,324)	3/22/14	(23,021)

		$(1,674,050)			$(49,764)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–17

LVIP Managed Risk Profile Target Maturity Funds

Statements of Assets and Liabilities

December 31, 2013

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
ASSETS:
Investments in affiliated investment companies, at value	$54,943,852	$207,503,830	$217,794,875	$150,222,406	$36,180,358
Investments in unaffiliated investment companies, at value	2,658,728	13,682,288	22,802,228	16,322,630	4,559,282
Cash collateral	116,400	420,850	357,050	202,100	39,550
Foreign currencies collateral, at value	42,635	164,899	143,940	85,271	35,274
Receivables for fund shares sold	5,449	131,145	139,164	23,655	78,028
Cash	84	—	—	183	60
Foreign currencies, at value	28	97	82	54	—
Expense reimbursement from LIAC	5,075	1,881	3,493	5,321	7,078
Receivables for investment companies sold	—	—	—	—	963

TOTAL ASSETS	57,772,251	221,904,990	241,240,832	166,861,620	40,900,593

LIABILITIES:
Payable for investment companies purchased	70,228	1,652,774	2,785,205	782,010	—
Payables for fund shares redeemed	45,946	923,404	607,096	154,231	8,927
Due to manager and affiliates	14,165	52,377	54,480	38,470	9,190
Variation margin payable on futures contracts	9,135	28,902	29,321	16,705	1,965
Accrued expenses payable	4,696	4,401	4,527	4,465	4,896
Cash overdraft	—	15,361	782	—	—

TOTAL LIABILITIES	144,170	2,677,219	3,481,411	995,881	24,978

TOTAL NET ASSETS	$57,628,081	$219,227,771	$237,759,421	$165,865,739	$40,875,615

Investments in affiliated investment companies, at cost	$42,093,286	$159,472,081	$166,942,623	$108,985,518	$29,014,281
Investments in unaffiliated investment companies, at cost	$2,494,414	$12,613,495	$21,620,129	$15,510,095	$4,428,571
Foreign currencies collateral, at cost	$42,446	$164,255	$143,358	$84,920	$35,152
Standard Class:
Net Assets	$48,876,033	$190,688,952	$214,620,018	$146,674,992	$37,290,543
Shares Outstanding	4,037,637	16,120,934	17,984,373	12,728,339	3,373,575
Net Asset Value	$12.105	$11.829	$11.934	$11.523	$11.054
Service Class:
Net Assets	$8,752,048	$28,538,819	$23,139,403	$19,190,747	$3,585,072
Shares Outstanding	723,251	2,413,003	1,939,116	1,668,340	324,956
Net Asset Value	$12.101	$11.827	$11.933	$11.503	$11.032
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–nopar)	$48,795,680	$186,997,967	$199,383,434	$135,352,266	$35,287,600
Undistributed net investment income	8,158	42,855	32,125	68,800	—
Accumulated net realized loss on investments	(4,075,080)	(16,472,826)	(13,324,947)	(11,392,125)	(1,659,131)
Net unrealized appreciation of investments and derivatives	12,899,323	48,659,775	51,668,809	41,836,798	7,247,146

TOTAL NET ASSETS	$57,628,081	$219,227,771	$237,759,421	$165,865,739	$40,875,615

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–18

LVIP Managed Risk Profile Target Maturity Funds

Statements of Operations

Year Ended December 31, 2013

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$763,860	$2,950,899	$3,097,934	$2,135,734	$503,626
Dividends from unaffiliated investment companies	17,568	112,245	177,525	121,663	28,882

	781,428	3,063,144	3,275,459	2,257,397	532,508

EXPENSES:
Management fees	141,207	509,819	534,933	371,246	81,213
Accounting and administration expenses	50,695	60,198	60,803	56,575	49,047
Distribution fees-Service Class	22,709	67,208	53,340	42,308	7,145
Professional fees	20,227	24,301	24,588	22,702	20,153
Reports and statements to shareholders	19,680	26,717	28,355	27,241	18,288
Custodian fees	4,004	6,007	6,360	5,396	4,219
Consulting fees	2,311	3,154	3,214	2,843	2,195
Trustees’ fees and expenses	1,499	5,057	5,232	3,602	698
Pricing fees	18	61	64	44	9
Other	1,961	6,938	7,675	4,955	1,525

	264,311	709,460	724,564	536,912	184,492
Less expenses reimbursed	(72,154)	(30,469)	(29,305)	(49,097)	(79,891)

Total operating expenses	192,157	678,991	695,259	487,815	104,601

NET INVESTMENT INCOME	589,271	2,384,153	2,580,200	1,769,582	427,907

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	206,156	1,028,212	867,450	687,822	148,722
Distributions from unaffiliated investment companies	56,716	34,655	73,204	49,967	11,979
Sale of investments in affiliated investment companies	926,196	1,417,671	1,221,519	914,748	22,563
Sale of investments in unaffiliated investment companies	(39,268)	(369,757)	(531,552)	(348,287)	(51,312)
Futures contracts	(829,326)	(3,775,579)	(2,257,072)	(2,015,773)	(573,571)
Foreign currencies	3,156	7,409	467	15,342	4,624

Net realized gain (loss)	323,630	(1,657,389)	(625,984)	(696,181)	(436,995)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	3,977,440	20,953,875	25,750,549	21,718,917	5,687,536
Investments in unaffiliated investment companies	(40,249)	70,642	18,112	(6,442)	(3,982)
Futures contracts	(110,048)	(397,750)	(335,555)	(187,455)	(49,710)
Foreign currencies	185	275	300	467	(50)

Net change in unrealized appreciation (depreciation)	3,827,328	20,627,042	25,433,406	21,525,487	5,633,794

NET REALIZED AND UNREALIZED GAIN	4,150,958	18,969,653	24,807,422	20,829,306	5,196,799

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,740,229	$21,353,806	$27,387,622	$22,598,888	$5,624,706

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–19

LVIP Managed Risk Profile Target Maturity Funds

Statements of Changes in Net Assets

	LVIP Managed Risk Profile 2010 Fund		LVIP Managed Risk Profile 2020 Fund		LVIP Managed Risk Profile 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$589,271	$565,275	$2,384,153	$1,940,739	$2,580,200	$2,027,456
Net realized gain (loss)	323,630	763,006	(1,657,389)	(1,130,174)	(625,984)	(2,756,027)
Net change in unrealized appreciation
(depreciation)	3,827,328	2,418,287	20,627,042	11,582,711	25,433,406	12,444,969

Net increase in net assets resulting from operations	4,740,229	3,746,568	21,353,806	12,393,276	27,387,622	11,716,398

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income:
Standard Class	(633,407)	(947,633)	(2,525,567)	(3,085,075)	(2,698,488)	(2,867,578)
Service Class	(92,657)	(166,352)	(311,592)	(390,050)	(238,098)	(270,012)

	(726,064)	(1,113,985)	(2,837,159)	(3,475,125)	(2,936,586)	(3,137,590)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	16,935,242	25,591,035	52,412,873	93,839,950	56,889,961	99,762,076
Service Class	2,111,035	1,725,102	5,099,624	3,387,230	4,346,431	4,362,781
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	633,407	947,633	2,525,567	3,085,075	2,698,488	2,867,578
Service Class	92,657	166,351	311,592	390,050	238,098	270,012

	19,772,341	28,430,121	60,349,656	100,702,305	64,172,978	107,262,447

Cost of shares redeemed:
Standard Class	(17,989,123)	(7,361,228)	(38,648,492)	(20,890,045)	(36,021,486)	(11,909,470)
Service Class	(3,399,751)	(3,297,900)	(4,755,797)	(6,577,551)	(4,713,690)	(2,442,837)

	(21,388,874)	(10,659,128)	(43,404,289)	(27,467,596)	(40,735,176)	(14,352,307)

Increase (decrease) in net assets derived from capital share transactions	(1,616,533)	17,770,993	16,945,367	73,234,709	23,437,802	92,910,140

NET INCREASE IN NET ASSETS	2,397,632	20,403,576	35,462,014	82,152,860	47,888,838	101,488,948
NET ASSETS:
Beginning of year	55,230,449	34,826,873	183,765,757	101,612,897	189,870,583	88,381,635

End of year	$57,628,081	$55,230,449	$219,227,771	$183,765,757	$237,759,421	$189,870,583

Undistributed net investment income	$8,158	$158,896	$42,855	$477,986	$32,125	$392,772

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–20

LVIP Managed Risk Profile Target Maturity Funds

Statements of Changes in Net Assets (continued)

	LVIP Managed Risk Profile 2040 Fund		LVIP Managed Risk Profile 2050 Fund
	Year Ended		Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,769,582	$1,290,118	$427,907	$215,856
Net realized loss	(696,181)	(3,669,456)	(436,995)	(743,048)
Net change in unrealized appreciation (depreciation)	21,525,487	9,857,216	5,633,794	1,709,924

Net increase in net assets resulting from operations	22,598,888	7,477,878	5,624,706	1,182,732

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,757,852)	(1,799,888)	(441,927)	(188,567)
Service Class	(187,102)	(176,037)	(34,236)	(15,031)
Return of capital:
Standard Class	—	—	(10,778)	—
Service Class	—	—	(1,038)	—

	(1,944,954)	(1,975,925)	(487,979)	(203,598)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	35,713,544	68,288,441	16,094,868	20,972,518
Service Class	4,100,982	2,928,096	977,997	405,686
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,757,852	1,799,888	452,705	188,567
Service Class	187,102	176,037	35,274	15,031

	41,759,480	73,192,462	17,560,844	21,581,802

Cost of shares redeemed:
Standard Class	(25,098,801)	(10,893,542)	(5,727,048)	(1,857,333)
Service Class	(2,414,715)	(1,396,092)	(95,361)	(40,215)

	(27,513,516)	(12,289,634)	(5,822,409)	(1,897,548)

Increase in net assets derived from capital share transactions	14,245,964	60,902,828	11,738,435	19,684,254

NET INCREASE IN NET ASSETS	34,899,898	66,404,781	16,875,162	20,663,388
NET ASSETS:
Beginning of year	130,965,841	64,561,060	24,000,453	3,337,065

End of year	$165,865,739	$130,965,841	$40,875,615	$24,000,453

Undistributed net investment income	$68,800	$251,734	$—	$59,934

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–21

LVIP Managed Risk Profile 2010 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2010 Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11[1]	12/31/10	12/31/09
Net asset value, beginning of period	$11.259	$10.604	$10.553	$9.571	$7.899

Income (loss) from investment operations:
Net investment income[2]	0.127	0.147	0.180	0.141	0.176
Net realized and unrealized gain (loss)	0.878	0.756	(0.045)	0.951	1.743

Total from investment operations	1.005	0.903	0.135	1.092	1.919

Less dividends and distributions from:
Net investment income	(0.159)	(0.248)	(0.084)	(0.110)	(0.158)
Net realized gain	—	—	—	—	(0.089)

Total dividends and distributions	(0.159)	(0.248)	(0.084)	(0.110)	(0.247)

Net asset value, end of period	$12.105	$11.259	$10.604	$10.553	$9.571

Total return[3]	8.93%	8.54%	1.29%	11.42%	24.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48,876	$45,927	$24,751	$21,962	$15,684
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.26%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.43%	0.54%	0.62%	0.61%	0.63%
Ratio of net investment income to average net assets	1.08%	1.33%	1.67%	1.42%	2.05%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.95%	1.09%	1.31%	1.01%	1.62%
Portfolio turnover	37%	35%	56%	35%	114%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–22

LVIP Managed Risk Profile 2010 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2010 Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/111	12/31/10	12/31/09
Net asset value, beginning of period	$11.256	$10.577	$10.553	$9.573	$7.903

Income (loss) from investment operations:
Net investment income[2]	0.098	0.119	0.153	0.116	0.155
Net realized and unrealized gain (loss)	0.876	0.754	(0.045)	0.949	1.741
Total from investment operations	0.974	0.873	0.108	1.065	1.896

Less dividends and distributions from:
Net investment income	(0.130)	(0.194)	(0.084)	(0.085)	(0.137)
Net realized gain	—	—	—	—	(0.089)

Total dividends and distributions	(0.130)	(0.194)	(0.084)	(0.085)	(0.226)

Net asset value, end of period	$12.101	$11.256	$10.577	$10.553	$9.573

Total return[3]	8.66%	8.27%	1.03%	11.14%	24.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,752	$9,303	$10,076	$10,938	$10,945
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.51%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.68%	0.79%	0.87%	0.86%	0.88%
Ratio of net investment income to average net assets	0.83%	1.08%	1.42%	1.17%	1.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.71%	0.84%	1.06%	0.76%	1.37%
Portfolio turnover	37%	35%	56%	35%	114%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–23

LVIP Managed Risk Profile 2020 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2020 Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/111	12/31/10	12/31/09
Net asset value, beginning of period	$10.788	$10.159	$10.217	$9.202	$7.547

Income (loss) from investment operations:
Net investment income[2]	0.137	0.147	0.170	0.141	0.167
Net realized and unrealized gain (loss)	1.063	0.702	(0.148)	0.962	1.759

Total from investment operations	1.200	0.849	0.022	1.103	1.926

Less dividends and distributions from:
Net investment income	(0.159)	(0.220)	(0.080)	(0.088)	(0.155)
Net realized gain	—	—	—	—	(0.116)

Total dividends and distributions	(0.159)	(0.220)	(0.080)	(0.088)	(0.271)

Net asset value, end of period	$11.829	$10.788	$10.159	$10.217	$9.202

Total return[3]	11.13%	8.38%	0.22%	12.00%	25.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$190,689	$158,362	$75,045	$66,870	$42,389
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.26%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.36%	0.41%	0.41%	0.45%
Ratio of net investment income to average net assets	1.20%	1.39%	1.64%	1.47%	2.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.19%	1.33%	1.49%	1.26%	1.77%
Portfolio turnover	27%	30%	51%	22%	83%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–24

LVIP Managed Risk Profile 2020 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2020 Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/111	12/31/10	12/31/09
Net asset value, beginning of period	$10.788	$10.136	$10.219	$9.205	$7.552

Income (loss) from investment operations:
Net investment income[2]	0.108	0.120	0.144	0.117	0.146
Net realized and unrealized gain (loss)	1.062	0.699	(0.147)	0.961	1.758

Total from investment operations	1.170	0.819	(0.003)	1.078	1.904

Less dividends and distributions from:
Net investment income	(0.131)	(0.167)	(0.080)	(0.064)	(0.135)
Net realized gain	—	—	—	—	(0.116)

Total dividends and distributions	(0.131)	(0.167)	(0.080)	(0.064)	(0.251)

Net asset value, end of period	$11.827	$10.788	$10.136	$10.219	$9.205

Total return[3]	10.85%	8.10%	(0.02%)	11.72%	25.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,539	$25,404	$26,568	$24,450	$19,462
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.51%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.61%	0.66%	0.66%	0.70%
Ratio of net investment income to average net assets	0.95%	1.14%	1.39%	1.22%	1.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.94%	1.08%	1.24%	1.01%	1.52%
Portfolio turnover	27%	30%	51%	22%	83%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–25

LVIP Managed Risk Profile 2030 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2030 Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11[1]	12/31/10	12/31/09
Net asset value, beginning of period	$10.627	$10.030	$10.154	$9.096	$7.298

Income (loss) from investment operations:
Net investment income[2]	0.140	0.155	0.164	0.126	0.160
Net realized and unrealized gain (loss)	1.320	0.634	(0.220)	1.012	1.869

Total from investment operations	1.460	0.789	(0.056)	1.138	2.029

Less dividends and distributions from:
Net investment income	(0.153)	(0.192)	(0.068)	(0.080)	(0.139)
Net realized gain	—	—	—	—	(0.092)

Total dividends and distributions	(0.153)	(0.192)	(0.068)	(0.080)	(0.231)

Net asset value, end of period	$11.934	$10.627	$10.030	$10.154	$9.096

Total return[3]	13.74%	7.90%	(0.54%)	12.52%	27.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$214,620	$169,078	$70,935	$61,744	$41,203
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.26%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.36%	0.43%	0.43%	0.48%
Ratio of net investment income to average net assets	1.23%	1.48%	1.59%	1.34%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.22%	1.42%	1.42%	1.11%	1.69%
Portfolio turnover	24%	25%	56%	23%	78%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–26

LVIP Managed Risk Profile 2030 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2030 Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/11[1]	12/31/10	12/31/09
Net asset value, beginning of period.	$10.628	$10.007	$10.156	$9.100	$7.303

Income (loss) from investment operations:
Net investment income[2]	0.111	0.128	0.138	0.102	0.140
Net realized and unrealized gain (loss)	1.319	0.634	(0.219)	1.010	1.869

Total from investment operations	1.430	0.762	(0.081)	1.112	2.009

Less dividends and distributions from:
Net investment income.	(0.125)	(0.141)	(0.068)	(0.056)	(0.120)
Net realized gain	—	—	—	—	(0.092)

Total dividends and distributions.	(0.125)	(0.141)	(0.068)	(0.056)	(0.212)

Net asset value, end of period	$11.933	$10.628	$10.007	$10.156	$9.100

Total return[3]	13.46%	7.63%	(0.79%)	12.23%	27.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,139	$20,793	$17,447	$16,210	$14,262
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.51%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.61%	0.68%	0.68%	0.73%
Ratio of net investment income to average net assets	0.98%	1.23%	1.34%	1.09%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed.	0.97%	1.17%	1.17%	0.86%	1.44%
Portfolio turnover	24%	25%	56%	23%	78%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–27

LVIP Managed Risk Profile 2040 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2040 Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/111	12/31/10	12/31/09
Net asset value, beginning of period	$10.009	$9.503	$9.704	$8.602	$6.726

Income (loss) from investment operations:
Net investment income[2]	0.132	0.135	0.142	0.119	0.138
Net realized and unrealized gain (loss)	1.523	0.539	(0.284)	1.055	1.934

Total from investment operations	1.655	0.674	(0.142)	1.174	2.072

Less dividends and distributions from:
Net investment income	(0.141)	(0.168)	(0.059)	(0.072)	(0.103)
Net realized gain	—	—	—	—	(0.093)

Total dividends and distributions	(0.141)	(0.168)	(0.059)	(0.072)	(0.196)

Net asset value, end of period	$11.523	$10.009	$9.503	$9.704	$8.602

Total return[3]	16.54%	7.12%	(1.46%)	13.66%	30.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$146,675	$116,009	$52,039	$43,617	$28,560
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.26%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenseswaived/reimbursed[4]	0.33%	0.40%	0.47%	0.51%	0.58%
Ratio of net investment income to average net assets	1.22%	1.37%	1.44%	1.35%	1.83%
Ratio of net investment income to average net assets prior toexpenses waived/reimbursed	1.19%	1.27%	1.23%	1.04%	1.45%
Portfolio turnover	25%	28%	65%	19%	81%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–28

LVIP Managed Risk Profile 2040 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2040 Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/111	12/31/10	12/31/09
Net asset value, beginning of period.	$9.993	$9.465	$9.690	$8.591	$6.729

Income (loss) from investment operations:
Net investment income[2]	0.105	0.110	0.117	0.097	0.119
Net realized and unrealized gain (loss)	1.518	0.537	(0.283)	1.052	1.932

Total from investment operations	1.623	0.647	(0.166)	1.149	2.051

Less dividends and distributions from:
Net investment income	(0.113)	(0.119)	(0.059)	(0.050)	(0.096)
Net realized gain	—	—	—	—	(0.093)

Total dividends and distributions	(0.113)	(0.119)	(0.059)	(0.050)	(0.189)

Net asset value, end of period	$11.503	$9.993	$9.465	$9.690	$8.591

Total return[3]	16.25%	6.86%	(1.71%)	13.38%	30.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,191	$14,957	$12,522	$11,553	$8,191
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.51%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.58%	0.65%	0.72%	0.76%	0.83%
Ratio of net investment income to average net assets	0.97%	1.12%	1.19%	1.10%	1.58%
Ratio of net investment income to average net assets prior toexpenses waived/reimbursed	0.94%	1.02%	0.98%	0.79%	1.20%
Portfolio turnover	25%	28%	65%	19%	81%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s Sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–29

LVIP Managed Risk Profile 2050 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2050 Fund Standard Class
	Year Ended		5/2/11[1] to
	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$9.401	$8.953	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.138	0.157	0.128
Net realized and unrealized gain (loss)	1.651	0.379	(1.175)

Total from investment operations	1.789	0.536	(1.047)

Less dividends and distributions from:
Net investment income	(0.133)	(0.088)	—
Return of capital	(0.003)	—	—

Total dividends and distributions	(0.136)	(0.088)	—

Net asset value, end of period	$11.054	$9.401	$8.953

Total return[3]	19.04%	6.01%	(10.47%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,291	$21,788	$1,603
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.94%	4.78%
Ratio of net investment income to average net assets	1.34%	1.70%	2.12%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.09%	1.06%	(2.36%	)
Portfolio turnover	24%	30%	68%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–30

LVIP Managed Risk Profile 2050 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2050 Fund Service Class
	Year Ended		5/2/11[1] to
	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period.	$9.385	$8.938	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.112	0.133	0.115
Net realized and unrealized gain (loss)	1.645	0.379	(1.177)

Total from investment operations	1.757	0.512	(1.062)

Less dividends and distributions from:
Net investment income	(0.107)	(0.065)	—
Return of capital	(0.003)	—	—

Total dividends and distributions	(0.110)	(0.065)	—

Net asset value, end of period	$11.032	$9.385	$8.938

Total return3	18.73%	5.74%	(10.62%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,585	$2,212	$1,734
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.80%	1.19%	5.03%
Ratio of net investment income to average net assets	1.09%	1.45%	1.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.84%	0.81%	(2.61%	)
Portfolio turnover	24%	30%	68%

1	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

2	The average shares outstanding method has been applied for per share information.

3

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

4	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–31

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Managed Risk Profile 2010 Fund (formerly, LVIP Protected Profile 2010 Fund), LVIP Managed Risk Profile 2020 Fund (formerly, LVIP Protected Profile 2020 Fund), LVIP Managed Risk Profile 2030 Fund (formerly, LVIP Protected Profile 2030 Fund), LVIP Managed Risk Profile 2040 Fund (formerly, LVIP Protected Profile 2040 Fund) and LVIP Managed Risk Profile 2050 Fund (formerly, LVIP Protected Profile 2050 Fund) (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund will invest a significant portion of its assets in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC) or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds will employ a passive investment style (i.e., index funds). In addition to mutual fund investments, the Funds employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk.

The Funds are Managed Risk Profile Target Maturity Funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.

Each Fund’s investment objective is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end Funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Future contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the statement of operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Managed Risk Profile Target Maturity Funds–32

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. This fee is in addition to the management fees indirectly paid to the investment advisors of the Underlying Funds (including LIAC).

LIAC has contractually agreed to reimburse each Fund to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.30% of each Fund’s average daily net assets for the Standard Class (and 0.55% for the Service Class). The agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimbursed Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Administration fees	$2,647	$9,459	$9,883	$6,856	$1,462
Legal fees	473	1,686	1,762	1,221	261

Lincoln Life also performs daily trading operations. For the year ended December 31, 2013, each Fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Trading operation fees	$555	$1,981	$2,082	$1,446	$312

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares,an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD),an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation canbe adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investmentmanagement fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expenseand fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurredindirectly will vary.

At December 31, 2013, the Funds had liabilities payable to affiliates as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Expense reimbursement from LIAC	$5,075	$1,881	$3,493	$5,321	$7,078
Management fees payable to LIAC	12,275	46,286	49,535	34,393	8,433
Distribution fees payable to LFD	1,854	5,957	4,801	3,977	733
Trading operation fees payable to Lincoln Life	36	134	144	100	24

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

LVIP Managed Risk Profile Target Maturity Funds–33

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2013, Lincoln Life directly owned 59.47% of the LVIP Protected Profile 2050 Fund Service Class shares.

3. Investments

For the year ended December 31, 2013, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Purchases	$20,300,061	$66,643,450	$70,107,959	$46,542,587	$17,260,116
Sales	23,024,848	53,126,854	48,575,452	35,326,859	7,182,616

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Cost of investments	$45,740,540	$175,849,232	$192,403,644	$127,974,225	$33,944,597

Aggregate unrealized appreciation	$13,088,759	$49,536,330	$53,371,233	$42,744,538	$7,436,421
Aggregate unrealized depreciation	(1,226,719)	(4,199,444)	(5,177,774)	(4,173,727)	(641,378)

Net unrealized appreciation	$11,862,040	$45,336,886	$48,193,459	$38,570,811	$6,795,043

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments)(e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Investment Companies	$57,602,580	$221,186,118	$240,597,103	$166,545,036	$40,739,640

Futures Contracts	$(115,747)	$(441,405)	$(366,120)	$(212,973)	$(49,764)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

LVIP Managed Risk Profile Target Maturity Funds–34

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Year Ended December 31, 2013:
Ordinary income	$726,064	$2,837,159	$2,936,586	$1,944,954	$476,163
Return of capital	—	—	—	—	11,816

Total	$726,064	$2,837,159	$2,936,586	$1,944,954	$487,979
Year Ended December 31, 2012:
Ordinary income	$1,113,985	$3,475,125	$3,137,590	$1,975,925	$203,598

In addition, the Funds declared the following ordinary income consent dividends for the year ended December 31, 2012. Such amounts have been deemed paid and contributed to the Funds as additional paid-in capital.

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Ordinary income	$407,597	$1,430,577	$1,308,506	$971,090	$219,083

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Shares of beneficial interest	$48,795,680	$186,997,967	$199,383,434	$135,352,266	$35,287,600
Undistributed ordinary income	8,158	42,855	32,125	68,800	—
Capital loss carryforwards	(1,954,717)	(8,453,656)	(5,250,292)	(3,795,068)	(398,598)
Other temporary differences	(1,074,524)	(4,661,934)	(4,572,479)	(4,313,925)	(808,552)
Unrealized appreciation	11,853,484	45,302,539	48,166,633	38,553,666	6,795,165

Net assets	$57,628,081	$219,227,771	$237,759,421	$165,865,739	$40,875,615

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles, pass-through consent dividends from the Underlying Funds and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds, gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Funds recorded the following reclassifications:

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Undistributed net investment income	$(13,945)	$17,875	$(4,261)	$(7,562)	$(11,678)
Accumulated net realized gain (loss)	(393,652)	(1,448,452)	(1,304,245)	(963,528)	(207,405)
Paid-in capital	407,597	1,430,577	1,308,506	971,090	219,083

Capital loss carryforwards, for each Fund, if not utilized in future years, will expire as follows:

	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
Year of Expiration	2010 Fund	2020 Fund	2030 Fund	2040 Fund
2017	$1,954,717	$5,939,048	$2,757,417	$219,157

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Maneged Risk Profile Target Maturity Funds–35

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Losses that will be carried forward under the Act are as follows:

	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
Loss carryforward character:	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Short-term	$1,872,160	$1,865,642	$1,889,561	$312,598
Long-term	642,448	627,233	1,686,350	86,000

During the fiscal year 2013, the Funds utilized capital loss carryforwards as follows:

LVIP	LVIP	LVIP	LVIP
Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
2010 Fund	2020 Fund	2030 Fund	2040 Fund
$915,934	$536,570	$607,483	$61,275

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP		LVIP		LVIP
	Managed Risk Profile		Managed Risk Profile		Managed Risk Profile
	2010 Fund		2020 Fund		2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Shares sold:
Standard Class	1,438,056	2,326,584	4,609,173	8,974,787	5,011,844	9,702,312
Service Class	178,996	156,591	449,554	320,124	383,605	421,140
Shares issued upon reinvestment of dividends and distributions:
Standard Class	52,443	84,574	214,067	288,176	226,745	272,309
Service Class	7,674	14,855	26,413	36,458	20,007	25,659

	1,677,169	2,582,604	5,299,207	9,619,545	5,642,201	10,421,420

Shares redeemed:
Standard Class	(1,532,055)	(666,114)	(3,381,085)	(1,971,101)	(3,164,062)	(1,137,092)
Service Class	(289,927)	(297,566)	(417,755)	(623,026)	(420,886)	(233,899)

	(1,821,982)	(963,680)	(3,798,840)	(2,594,127)	(3,584,948)	(1,370,991)

Net increase (decrease)	(144,813)	1,618,924	1,500,367	7,025,418	2,057,253	9,050,429

	LVIP		LVIP
	Managed Risk Profile		Managed Risk Profile
	2040 Fund		2050 Fund
	Year Ended		Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12
Shares sold:
Standard Class	3,301,672	7,037,469	1,570,348	2,318,949
Service Class	378,712	298,236	95,325	44,443
Shares issued upon reinvestment of dividends and distributions:
Standard Class	153,016	181,820	41,099	20,476
Service Class	16,315	17,829	3,208	1,635

	3,849,715	7,535,354	1,709,980	2,385,503

Shares redeemed:
Standard Class	(2,317,346)	(1,104,297)	(555,453)	(200,849)
Service Class	(223,494)	(142,133)	(9,318)	(4,402)

	(2,540,840)	(1,246,430)	(564,771)	(205,251)

Net increase	1,308,875	6,288,924	1,145,209	2,180,252

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP Maneged Risk Profile Target Maturity Funds–36

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, each Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Funds deposit cash or pledge U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Managed Risk Profile 2010 Fund

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts).	Variation margin payable on futures contracts*	$—	Variation margin payable on futures contracts*	$(119,630)
Currency contracts (Futures contracts).	Variation margin payable on futures contracts*	6,257	Variation margin payable on futures contracts*	(2,374)

Total		$6,257		$(122,004)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(826,205)	$(114,274)
Currency contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,121)	4,226

Total		$(829,326)	$(110,048)

LVIP Maneged Risk Profile Target Maturity Funds–37

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2020 Fund

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts).	Variation margin payable on futures contracts*	$—	Variation margin payable on futures contracts*	$(447,549)
Currency contracts (Futures contracts).	Variation margin payable on futures contracts*	15,642	Variation margin payable on futures contracts*	(9,498)

Total		$15,642		$(457,047)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,854,660)	$(398,179)
Currency contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	79,081	429

Total		$(3,775,579)	$(397,750)

LVIP Managed Risk Profile 2030 Fund

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts).	Variation margin payable on futures contracts*	$—	Variation margin payable on futures contracts*	$(370,323)
Currency contracts (Futures contracts).	Variation margin payable on futures contracts*	12,513	Variation margin payable on futures contracts*	(8,310)

Total		$12,513		$(378,633)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts Net realized gain on futures contracts and net	$(2,332,833)	$(339,040)
Currency contracts (Futures contracts)	change in unrealized appreciation (depreciation) of futures contracts	75,761	3,485
Total		$(2,257,072)	$(335,555)

LVIP Maneged Risk Profile Target Maturity Funds–38

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2040 Fund

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts).	Variation margin payable on futures contracts*	$—	Variation margin payable on futures contracts*	$(214,481)
Currency contracts (Futures contracts).	Variation margin payable on futures contracts*	6,257	Variation margin payable on futures contracts*	(4,749)

Total		$6,257		$(219,230)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,084,416)	$(186,811)
Currency contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	68,643	(644)

Total		$(2,015,773)	$(187,455)

LVIP Managed Risk Profile 2050 Fund

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts).	Variation margin payable on futures contracts*	$—	Variation margin payable on futures contracts* $(49,699)
Equity contracts (Futures contracts).	Variation margin payable on futures contracts*	—	Variation margin payable on futures contracts*	(65)

Total		$—		$(49,764)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(557,518)	$(45,342)
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(16,053)	(4,368)

Total		$(573,571)	$(49,710)

*Includes cummulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Derivatives Generally-The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

LVIP Maneged Risk Profile Target Maturity Funds–39

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Asset Derivative Volume	Liability Derivative Volume
	Future Contracts	Future Contracts
	(Average Notional Value)	(Average Notional Value)
LVIP Managed Risk Profile 2010 Fund	$—	$4,338,677
LVIP Managed Risk Profile 2020 Fund	—	16,766,210
LVIP Managed Risk Profile 2030 Fund	—	13,526,189
LVIP Managed Risk Profile 2040 Fund	—	8,897,230
LVIP Managed Risk Profile 2050 Fund	—	2,174,453

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Maneged Risk Profile Target Maturity Funds–40

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Managed Risk Profile Target Maturity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Maneged Risk Profile Target Maturity Funds–41

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Funds reports distributions paid during the year as follows:

	(A) Return of Capital Distributions (Tax Basis)	(B) Ordinary Income Total Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Managed Risk Profile 2010 Fund	0.00%	100.00%	100.00%
LVIP Managed Risk Profile 2020 Fund	0.00%	100.00%	100.00%
LVIP Managed Risk Profile 2030 Fund	0.00%	100.00%	100.00%
LVIP Managed Risk Profile 2040 Fund	0.00%	100.00%	100.00%
LVIP Managed Risk Profile 2050 Fund	2.42%	97.58%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust respectively, at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856, 719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management Agreement

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund, each a series of the Trust (each a “Fund” and collectively, the “LVIP Managed Risk Profile Target Maturity Funds”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC and Lincoln Life provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees

LVIP Maneged Risk Profile Target Maturity Funds–42

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreement.

In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board considered that LIAC had implemented an actively managed risk-management strategy using up to 20% of a Fund’s net assets, although under normal market conditions LIAC generally expected to invest less than 10% of net assets with the risk-management overlay. LIAC uses hedging instruments (short positions in exchange-traded futures contracts) to manage volatility in a Fund’s investment returns. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs could limit the Funds’ upside participation in strong increasing markets relative to unhedged funds. As the risk-management strategy is a newer strategy, the Morningstar peer groups generally do not include risk-managed funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for each Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013.

The Board considered that LIAC had become responsible for each Fund’s investment decision-making on May 1, 2011 and that prior to May 1, 2011, LIAC had provided oversight of a sub-adviser which had been directly responsible for making investment decisions and that performance for periods prior to May 1, 2011 was primarily the former sub-adviser’s performance.

The Board reviewed the LVIP Managed Risk Profile 2010 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Target Date 2000-2010 funds and a custom index (LVIP Managed Risk Profile 2010 composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered since June 2011 the Fund had been managed to reduce equity market risk and that during periods of rising equity markets that the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2020 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Target Date 2016-2020 funds and a custom index (LVIP Managed Risk Profile 2020 composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered that since June 2011 the Fund had been managed to reduce equity market risk and that during periods of rising equity markets that the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2030 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Target Date 2026-2030 funds and a custom index (LVIP Managed Risk Profile 2030 composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered that since June 2011 the Fund had been managed to reduce equity market risk and that during periods of rising equity markets that the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2040 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Target Date 2036-2040 funds and a custom index (LVIP Managed Risk Profile 2040 composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered that since June 2011 the Fund had been managed to reduce equity market risk and

LVIP Maneged Risk Profile Target Maturity Funds–43

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (unaudited)

Approval of Investment Management Agreement (continued)

that during periods of rising equity markets that the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2050 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Target Date 2046-2050 funds and a custom index (LVIP Managed Risk Profile 2050 composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in April 2011, which provided a limited period of time to evaluate investment performance. The Board also considered that since June 2011 the Fund had been managed to reduce equity market risk and that during periods of rising equity markets that the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for each Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Funds’ separate administrative fee in the Funds’ management fees in its report.

The Board considered that LIAC had implemented an expense limitation of 0.30% for the standard class for each of the Funds through July 1, 2014. The Board noted that the investment management fees for each Fund were above the median investment management fee of the respective Morningstar peer group. The Board considered that total expenses including acquired fund fees and expenses (“AFFE”), giving effect to the expense limitation for each Fund were below the average expense ratios of the respective Morningstar peer group including AFFE. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for each Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that its continuation is in the best interests of each Fund.

LVIP Maneged Risk Profile Target Maturity Funds–44

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); Alpha One Capital (2011- 2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Managed Risk Profile Target Maturity Funds–45

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Maneged Risk Profile Target Maturity Funds–46

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel -Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.
[3]	The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Maneged Risk Profile Target Maturity Funds–47

LVIP MFS International Growth Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP MFS International Growth Fund

LVIP MFS International Growth Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 13.61% (Standard Class shares with distributions reinvested) for the year ended December 31, 2013, while its benchmark, the MSCI EAFE Index (net dividends)* returned 22.78%.

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (Fed) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Stock selection in the financial services sector detracted from performance relative to MSCI EAFE Index. Within this sector, holdings of stock exchange operator BM&FBovespa (Brazil), financial services firm Itau Unibanco Holding (Brazil), and diversified bank HDFC Bank (India) held back relative returns.

Stock selection in the retailing sector also hurt relative performance. Overweight positions in global sourcing and supply chain management company Li & Fung (Hong Kong) and luxury goods company LVMH Moët Hennessy Louis Vuitton (France), and holdings of fashion goods manufacturer CIA Hering (Brazil), hampered relative results.

An underweight allocation and, to a lesser extent, stock selection in the utilities & communications sector also hurt relative performance.

The Fund’s decision not to own shares of voice and data communications services company Vodafone Group, a benchmark holding that performed well, weighed on relative returns.

Elsewhere, other top individual relative detractors included overweight positions in oil and gas turnkey contractor Saipem (Italy), wine and alcoholic beverage producer Pernod Ricard (France), and semiconductor and smart phone manufacturer Samsung Electronics (South Korea).

Stock selection and, to a lesser extent, an underweight position in the basic materials sector was a positive factor for relative performance. Not owning shares of mining giant BHP Billiton (Australia) boosted relative results as the stock lagged the benchmark over the reporting period.

An overweight allocation to the special products & services sector also boosted relative results. An overweight position in catering company Compass Group (United Kingdom) contributed to relative performance.

Stock selection in the leisure sector aided relative performance . Within this sector, overweight positions in advertising and marketing services provider Publicis Groupe (France) and hotel and coffee shop operator Whitbread (United Kingdom) bolstered relative returns.

Elsewhere, other top individual relative contributors included overweight positions in internet software and services company Yahoo Japan (Japan) and integrated power systems and services provider Rolls-Royce Holdings (United Kingdom). Holdings of airline services provider Copa Holdings (Panama), online media company Naver (South Korea), and avoiding shares of poor-performing global energy and petrochemicals company Royal Dutch Shell (United Kingdom) were also among the Fund’s top relative contributors.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

David A. Antonelli

Kevin M. Dwan

MFS Investment Management

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund 2013

Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS International Growth Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,034 For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have increased to $19,509. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+13.61%
Five Years	+13.44%
Ten Years	+ 7.20%

Service Class Shares
One Year	+13.32%
Five Years	+13.16%
Inception (4/30/07)	+1.27%

*

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-advisor.

LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,128.90	0.82%	$4.40
Service Class Shares	1,000.00	1,127.50	1.07%	5.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.07	0.82%	$4.18
Service Class Shares	1,000.00	1,019.81	1.07%	5.45

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Security Type/Country	Percentage of Net Assets
Common Stock	98.61%
Australia	1.17%
Brazil	2.12%
Canada	3.86%
Chile	0.30%
China	0.30%
Denmark	3.17%
Finland	0.56%
France	14.25%
Germany	9.29%
Hong Kong	3.92%
India	0.61%
Ireland	3.89%
Israel	1.02%
Italy	1.57%
Japan	13.03%
Macau	0.53%
Netherlands	1.66%
Panama	1.01%
Peru	0.81%
Portugal	0.35%
Republic of Korea	1.11%
Russia	0.42%
Spain	1.40%
Sweden	1.14%
Switzerland	10.87%
Taiwan	1.20%
United Kingdom	17.96%
United States	1.09%
Money Market Fund	1.12%
Total Value of Securities	99.73%
Receivables and Other Assets Net of Liabilities	0.27%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.48%
Airlines	1.01%
Automobiles	3.43%
Beverages	6.42%
Capital Markets	1.84%
Chemicals	5.26%
Commercial Banks	6.63%
Communications Equipment	1.14%
Distributor	1.13%
Diversified Financial Services	0.48%
Diversified Telecommunication Services	1.84%
Electrical Equipment	2.22%
Energy Equipment & Services	1.42%
Food & Staples Retailing	2.29%
Food Products	6.90%
Health Care Equipment & Supplies	2.15%
Health Care Providers & Services	0.52%
Hotels, Restaurants & Leisure	4.62%
Household Durables	0.42%
Household Products	2.44%
Insurance	1.78%
Internet Software & Services	1.67%
IT Services	3.67%
Life Sciences Tools & Services	1.09%
Machinery	2.39%
Marine	0.69%
Media	1.72%
Metals & Mining	1.17%
Multiline Retail	1.16%
Oil, Gas & Consumable Fuels	3.15%
Personal Products	0.85%
Pharmaceuticals	5.35%
Professional Services	3.00%
Real Estate Management & Development	0.06%
Road & Rail	2.18%
Semiconductors & Semiconductor Equipment	1.97%
Software	3.24%
Specialty Retail	2.34%
Textiles, Apparel & Luxury Goods	3.98%
Tobacco	2.21%
Trading Companies & Distributors	1.30%
Total	98.61%

LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations

    and Top 10 Equity Holdings (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Nestle	3.12%
Danone	2.69%
Compass Group	2.57%
LVMH Moet Hennessy Louis Vuitton	2.48%
Honda Motor	2.38%
Japan Tobacco	2.21%
Canadian National Railway	2.18%
Pernod-Ricard	1.93%
Bayer	1.92%
Diageo	1.92%
Total	23.40%

LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–98.61%
Australia–1.17%
Rio Tinto	147,195	$8,960,923

		8,960,923

Brazil–2.12%
Ambev ADR	260,890	1,917,542
BM&FBovespa	779,800	3,651,237
Cia Hering	135,500	1,715,190
Itau Unibanco Holding ADR	356,518	4,837,949
Lojas Renner	45,500	1,175,014
LPS Brasil Consultoria de Imoveis	69,900	427,313
M Dias Branco	60,300	2,552,813

		16,277,058

Canada–3.86%
Canadian National Railway	294,200	16,775,252
Dollarama	92,840	7,710,226
Suncor Energy	148,257	5,198,033

		29,683,511

Chile–0.30%
Banco Santander Chile ADR	98,605	2,324,120

		2,324,120

▪China–0.30%
Guangzhou Automobile Group	2,086,000	2,281,193

		2,281,193

Denmark–3.17%
Carlsberg Class B	96,116	10,635,242
Chr Hansen Holding	147,278	5,850,379
Novo Nordisk Class B	42,936	7,870,610

		24,356,231

Finland–0.56%
Kone Class B	95,547	4,311,363

		4,311,363

France–14.25%
Air Liquide	49,971	7,066,997
Cie Generale d’Optique Essilor
International	57,878	6,153,247
Danone	287,302	20,679,028
Dassault Systemes	49,056	6,089,292
Legrand	21,673	1,194,411
L’Oreal	36,980	6,496,531
LVMH Moet Hennessy Louis Vuitton	104,605	19,081,816
Pernod-Ricard	129,888	14,797,064
Publicis Groupe	144,203	13,194,258
Schneider Electric	110,356	9,625,182
Technip	52,720	5,066,729

		109,444,555

Germany–9.29%
Adidas	71,215	9,075,985

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Germany (continued)
Bayer	105,389	$14,781,083
Brenntag	53,920	9,995,451
Fresenius Medical Care	56,396	4,013,419
Linde	69,018	14,436,853
SAP	128,154	10,985,344
Symrise	175,699	8,097,255

		71,385,390

▪Hong Kong–3.92%
AIA Group	2,728,400	13,687,037
China Unicom Hong Kong	3,670,000	5,490,044
Dairy Farm International Holdings	235,800	2,240,100
Li & Fung	6,758,000	18,715,052

		30,132,233

India–0.61%
HDFC Bank ADR	136,930	4,715,869

		4,715,869

Ireland–3.89%
Accenture Class A	174,340	14,334,235
Experian	427,657	7,889,824
Paddy Power	56,063	4,781,804
Shire	61,568	2,907,978

		29,913,841

Israel–1.02%
NICE Systems ADR	190,940	7,820,902

		7,820,902

Italy–1.57%
Prysmian	242,565	6,243,465
Saipem	272,098	5,824,500

		12,067,965

Japan–13.03%
Aeon Financial Service	75,300	2,016,103
Honda Motor	444,200	18,261,438
Inpex	554,400	7,095,478
Japan Tobacco	523,900	17,011,517
Lawson	104,400	7,800,883
OBIC	319,300	9,413,022
Santen Pharmaceutical	65,400	3,045,687
SoftBank	98,800	8,630,050
Sundrug	108,300	4,837,897
Toyota Motor	95,200	5,802,839
Unicharm	106,200	6,049,846
Yahoo Japan	1,824,000	10,130,928

		100,095,688

▪Macau–0.53%
Sands China	493,600	4,032,493

		4,032,493

LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Netherlands–1.66%
Akzo Nobel	70,715	$5,480,903
Heineken	107,252	7,241,586

		12,722,489

Panama–1.01%
Copa Holdings Class A	48,421	7,752,686

		7,752,686

Peru–0.81%
Credicorp	46,827	6,215,348

		6,215,348

Portugal–0.35%
Jeronimo Martins	138,420	2,706,883

		2,706,883

Republic of Korea–1.11%
†NAVER	3,925	2,691,705
Samsung Electronics	4,511	5,862,409

		8,554,114

Russia–0.42%
Sberbank of Russia ADR	253,217	3,185,470

		3,185,470

Spain–1.40%
Amadeus IT Holding	57,605	2,464,984
Inditex	50,097	8,256,429

		10,721,413

Sweden–1.14%
Ericsson Class B	719,489	8,782,237

		8,782,237

Switzerland–10.87%
Cie Financiere Richemont	80,337	7,996,778
†Julius Baer Group	192,256	9,232,426
Kuehne & Nagel International	40,223	5,279,804
Nestle	326,979	23,934,232
Roche Holding	44,715	12,490,728
Schindler Holding	30,871	4,543,619
†Sonova Holding	77,284	10,395,785
†UBS	506,871	9,613,561

		83,486,933

Taiwan–1.20%
Taiwan Semiconductor Manufacturing
ADR.	529,650	9,237,096

		9,237,096

United Kingdom–17.96%
Aberdeen Asset Management	596,031	4,935,435
Bellway	124,642	3,240,788
BG Group	553,956	11,903,350
Burberry Group	95,971	2,409,494

		12,722,489

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United Kingdom (continued)
Capita	587,941	$10,106,893
Compass Group	1,231,788	19,746,852
Croda International	130,710	5,318,639
Diageo	444,977	14,738,528
HSBC Holdings	836,769	9,179,361
Intertek Group	96,407	5,026,085
Reckitt Benckiser Group	159,730	12,678,868
†Rolls-Royce Holdings	537,673	11,353,113
Standard Chartered	482,565	10,868,792
Weir Group	269,740	9,523,994
Whitbread	112,043	6,960,146

		137,990,338

United States–1.09%
†Mettler-Toledo International	34,521	8,374,449

		8,374,449

Total Common Stock (Cost $644,042,341)		757,532,791

MONEY MARKET FUND–1.12%
Dreyfus Treasury & Agency Cash Management Fund	8,559,915	8,559,915

Total Money Market Fund (Cost $8,559,915)		8,559,915

LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.73% (Cost $652,602,256)	$766,092,706
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.27%	2,109,978

NET ASSETS APPLICABLE TO 52,677,444 SHARES OUTSTANDING–100.00%	$768,202,684

NET ASSET VALUE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($608,706,702 / 41,750,527 Shares)	$14.580

NET ASSET VALUE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($159,495,982 / 10,926,917 Shares)	$14.597

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$711,755,300
Undistributed net investment income	170,558
Accumulated net realized loss on investments	(57,231,075)
Net unrealized appreciation of investments and derivatives.	113,507,901

Total net assets	$768,202,684

r	Securities have been classified by country of origin.

▪	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Of this amount, $1,758,666 represents payable for securities purchased and $82,014 paybable for fund shares redeemed as of December 31, 2013.

The following foreign currency exchange contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	DKK	(616,991)	USD	114,122	1/2/14	$337
BNYM	BRL	(190,262)	USD	80,102	1/2/14	(403)
CS	CHF	(195,789)	USD	220,686	1/6/14	1,206
DB	CHF	(371,749)	USD	417,702	1/3/14	979
DB	EUR	(185,149)	USD	255,525	1/2/14	815
DB	GBP	36,558	USD	(60,576)	1/6/14	(35)
DB	JPY	(8,816,374)	USD	83,841	1/8/14	132
DB	SEK	1,374,311	USD	(209,429)	1/2/14	4,259
GSC	CAD	(25,061)	USD	23,544	1/2/14	(50)
GSC	DKK	37,812	USD	(6,943)	1/2/14	30
GSC	EUR	286,729	USD	(392,595)	1/2/14	1,858
GSC	JPY	(58,664,221)	USD	558,287	1/6/14	1,289
UBS	GBP	129,676	USD	(214,185)	1/3/14	567
UBS	JPY	(11,138,440)	USD	106,084	1/7/14	327
USB	GBP	259,247	USD	(427,809)	1/2/14	1,525

						$12,836

The use of foreign currency exchange contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 5 in “Notes to Financial Statements.”

LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

BNYM–Bank of New York Mellon

BCLY–Barclays Bank

BRL–Brazilian Real

CAD–Canadian Dollar

CHF–Swiss Franc

CS–Credit Suisse

DB–Deutsche Bank

DKK–Danish Krone

EUR–European Monetary Unit

GBP–British Pound Sterling

GSC–Goldman Sachs Capital

JPY–Japanese Yen

SEK–Swedish Krona

UBS–Union Bank of Switzerland

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$10,514,100
Interest	8,097
Foreign tax withheld	(930,161)

9,592,036

EXPENSES:
Management fees	4,493,059
Distribution fees-Service Class	365,227
Custodian fees	194,436
Accounting and administration expenses	193,693
Reports and statements to shareholders	64,235
Professional fees.	41,095
Trustees’ fees and expenses	9,748
Consulting fees	5,404
Pricing fees	5,376
Other	3,830

5,376,103
Less management fees waived	(486,504)

Total operating expenses	4,889,599

NET INVESTMENT INCOME	4,702,437

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(2,969,824)
Foreign currencies	(454,315)
Foreign currency exchange contracts	333,961

Net realized loss	(3,090,178)

Net change in unrealized appreciation
(depreciation) of:
Investments	65,664,020
Foreign currencies	12,163
Foreign currency exchange contracts	10,415

Net change in unrealized appreciation (depreciation)	65,686,598

NET REALIZED AND UNREALIZED GAIN	62,596,420

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,298,857

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,702,437	$2,789,303
Net realized loss	(3,090,178)	(3,913,215)
Net change in unrealized appreciation (depreciation)	65,686,598	43,537,501

Net increase in net assets resulting from operations	67,298,857	42,413,589

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,470,029)	(1,112,711)
Service Class	(840,271)	(676,143)

	(5,310,300)	(1,788,854)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	416,348,820	88,618,859
Service Class	31,305,937	23,039,625
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,470,029	1,112,711
Service Class	840,271	676,143

	452,965,057	113,447,338

Cost of shares redeemed:
Standard Class	(19,524,057)	(15,292,869)
Service Class	(28,336,224)	(25,324,371)

	(47,860,281)	(40,617,240)

Increase in net assets derived from capital share transactions	405,104,776	72,830,098

NET INCREASE IN NET ASSETS.	467,093,333	113,454,833
NET ASSETS:
Beginning of year	301,109,351	187,654,518

End of year	$768,202,684	$301,109,351

Undistributed net investment income	$170,558	$898,600

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10[1]	12/31/09
Net asset value, beginning of period	$12.935	$10.913	$12.500	$11.135	$8.263

Income (loss) from investment operations:
Net investment income[2]	0.133	0.155	0.157	0.102	0.086
Net realized and unrealized gain (loss)	1.625	1.960	(1.392)	1.351	2.875

Total from investment operations	1.758	2.115	(1.235)	1.453	2.961

Less dividends and distributions from:
Net investment income	(0.113)	(0.093)	(0.352)	(0.088)	(0.089)

Total dividends and distributions	(0.113)	(0.093)	(0.352)	(0.088)	(0.089)

Net asset value, end of period	$14.580	$12.935	$10.913	$12.500	$11.135

Total return[3]	13.61%	19.40%	(9.87%)	13.11%	35.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$608,707	$163,120	$70,248	$217,264	$217,756
Ratio of expenses to average net assets	0.86%	1.01%	1.00%	1.03%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	1.06%	1.05%	1.05%	1.06%
Ratio of net investment income to average net assets	0.96%	1.29%	1.27%	0.93%	0.90%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.87%	1.24%	1.22%	0.91%	0.88%
Portfolio turnover	29%	36%	69%	207%	118%

[1]	Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10[1]	12/31/09
Net asset value, beginning of period	$12.952	$10.928	$12.516	$11.152	$8.277

Income (loss) from investment operations:
Net investment income	0.097	0.125	0.123	0.075	0.061
Net realized and unrealized gain (loss)[2]	1.626	1.962	(1.389)	1.350	2.879

Total from investment operations	1.723	2.087	(1.266)	1.425	2.940

Less dividends and distributions from:
Net investment income	(0.078)	(0.063)	(0.322)	(0.061)	(0.065)

Total dividends and distributions	(0.078)	(0.063)	(0.322)	(0.061)	(0.065)

Net asset value, end of period	$14.597	$12.952	$10.928	$12.516	$11.152

Total return[3]	13.32%	19.11%	(10.10%)	12.82%	35.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$159,496	$137,989	$117,407	$100,331	$56,063
Ratio of expenses to average net assets	1.11%	1.26%	1.25%	1.28%	1.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.20%	1.31%	1.30%	1.30%	1.31%
Ratio of net investment income to average net assets	0.71%	1.04%	1.02%	0.68%	0.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.62%	0.99%	0.97%	0.66%	0.63%
Portfolio turnover.	29%	36%	69%	207%	118%

[1]	Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in realized gain on investments in the accompanying financial statements and total $247 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of The Lincoln National Life Insurance Company, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the first $50 million of the average daily net assets of the Fund, and 0.95% of the next $50 million; 0.90% on the next $50 million; 0.85% on the next $100 million; and 0.80% of average daily net assets of the Fund in excess of $250 million.

LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2013, the waiver amount is 0.10% of the Fund’s average daily net assets. Prior to May 1 2013, the waiver amount was 0.05% on the first $250 million and 0.10% in excess of $250 million of the Fund’s average daily net assets. This agreement will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Massachusetts Financial Services Company (MFS) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $22,923 and $4,129, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$457,847
Distribution fees payable to LFD	32,865

Certain officers and trustees of the Fund are also officers or directors of the Companies and received no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $546,335,510 and sales of $148,616,953 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$659,222,058

Aggregate unrealized appreciation	$135,925,843
Aggregate unrealized depreciation	(29,055,195)

Net unrealized appreciation	$106,870,648

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quotedprices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)
(e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Common Stock.	$757,532,791	$—	$757,532,791
Money Market Fund	8,559,915	—	8,559,915

Total	$766,092,706	$—	$766,092,706

Foreign Currency Exchange Contracts	$—	$12,836	$12,836

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Ordinary income	$5,310,300	$1,788,854

LVIP MFS International Growth Fund–15

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$711,755,300
Undistributed ordinary income	552,674
Capital loss carryforwards.	(50,981,161)
Unrealized appreciation	106,875,871

Net assets	$768,202,684

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferal of losses on wash sales, mark-to-market on foreign currency contracts and tax treatment of unrealized gain on passive foreign investments companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and passive foreign investments companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassificaitons.

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(120,179)	$120,179

For federal income tax purposes, at December 31, 2013, capital loss carryforwards of $50,981,161 may be carried forward and applied against future capital gains. Capital loss carryforwards, if not utilized in future years, will expire as follows: $17,856,965 expires in 2016 and $24,423,915 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses that will be carried forward under the Act are as follows:

Tax Character
Short-Term	Long-Term
$3,248,008	$5,452,273

During the fiscal year 2013, the Fund utilized $163,879 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Shares sold:
Standard Class	30,242,034	7,335,874
Service Class	2,270,407	1,942,367
Shares issued upon reinvestment ofdividends and distributions:
Standard Class	314,487	87,808
Service Class	59,147	53,338

	32,886,075	9,419,387

Shares redeemed:
Standard Class	(1,416,266)	(1,250,577)
Service Class	(2,056,764)	(2,084,872)

	(3,473,030)	(3,335,449)

Net increase	29,413,045	6,083,938

LVIP MFS International Growth Fund–16

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts
(Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$13,324	Receivables and other assets net of liabilities		$(488)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$333,961	$10,415

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$589,889	$3,055,784

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2013, there were no Rule 144A securities and no securities have been determined to be illiquid.

LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Growth Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS International Growth Fund

We have audited the accompanying statement of net assets of the LVIP MFS International Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS International Growth Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP MFS International Growth Fund–19

LVIP MFS International Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding	Total	Percent	Percent	Percent
	Shares	Voted	For*	Against*	Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon. Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

*	Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**	Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Massachusetts Financial Services Company (“MFS” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP MFS International Growth Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

LVIP MFS International Growth Fund–20

LVIP MFS International Growth Fund

Other Fund Information (unaudited)

Approval of Investment Management and Subadvisory Agreements (continued)

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.10% for the Fund through April 30, 2014. The Board noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and MFS on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the background of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and its compliance program.

LVIP MFS International Growth Fund–21

LVIP MFS International Growth Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Foreign Large Growth funds and the MSCI EAFE NR USD Index. The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period, was above the median return of the Morningstar peer group and the benchmark index for the three year period and below the median of the Morningstar peer group and above the benchmark index for the five year period. The Board concluded that the services provided by MFS were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and noted that the subadvisory fees were within range of fees charged to comparable registered funds subadvised by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund, noting that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP MFS International Growth Fund–22

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served3	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP MFS International Growth Fund–23

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served3	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP MFS International Growth Fund–24

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served3	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel—Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, byreason of their being officers of Lincoln Investment Advisors Corporation.

[2]	Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

[3]	The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund–25

LVIP MFS International Growth RPM Fund

LVIP MFS International Growth RPM Fund

a series of Lincoln Variable Insurance Products Trust

Annual Report

December 31, 2013

LVIP MFS International Growth RPM Fund

LVIP MFS International Growth RPM Fund

2013 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 2.60% (Standard Class shares with distributions reinvested) since inception on May 1, 2013*, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 11.00% during the same period.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index2 gained 32% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe, as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends) exceeded 22% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index3 (net dividends) (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index4 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

Through its purchase of Underlying Fund shares, the Fund invests predominantly in international large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. During May 2013, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund. The volatility management strategy is designed control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the 2nd and 3rd quarters of 2013 when the international equity markets were volatile, the RPM overlay was successful in reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. Overall, the volatility management strategy detracted from results during 2013, a year which saw strong positive equity market results.

David A. Weiss,

CFA Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund 2013 Annual Commentary (“Underlying Fund”)

Detractors from performance

An overweight position and, to a lesser extent, stock selection in the consumer staples sector detracted from performance relative to MSCI EAFE Index (net dividends). Within this sector, overweight positions in tobacco products manufacturer Japan Tobacco (Japan), international food producer Groupe Danone (France), wine and alcoholic beverage producer Pernod Ricard (France) and personal care product maker Uni-Charm (Japan) held back relative returns.

Stock selection in the financial services sector also hurt relative performance. Within this sector, holdings of stock exchange operator BM&F Bovespa (Brazil) and diversified bank HDFC Bank (India) hampered relative returns.

Stock selection in the technology sector was another detractor from relative performance. Holdings of Taiwanese semiconductor manufacturer Taiwan Semiconductor weighed on relative results.

Elsewhere, other top individual relative detractors included an overweight position in oil and gas turnkey contractor Saipem (Italy) and holdings of fashion goods manufacturer CIA Hering (Brazil). Not owning shares of strong-performing voice and data communications services company Vodafone Group (United Kingdom) also hurt relative returns.

Contributors to performance

Stock selection in the leisure sector aided relative performance. Within this sector, overweight positions in casino resorts operator China Sands (Hong Kong), advertising and marketing services provider Publicis Groupe (France) and hotel and coffee shop operator Whitbread (United Kingdom) bolstered relative returns.

Stock selection in the transportation sector also helped relative results. However, there were no individual securities within this sector that were among the Underlying Fund’s top relative contributors.

The combination of stock selection and an underweight allocation in the health care sector was another contributor to relative performance. Within this sector, an overweight position in hearing systems manufacturer Sonova Holding (Switzerland) aided relative performance as the stock outpaced the benchmark during the reporting period.

LVIP MFS International Growth RPM Fund–1

LVIP MFS International Growth RPM Fund

2013 Annual Report Commentary (continued)

Elsewhere, other top individual relative contributors included holdings of online media company Naver Corporation (South Korea), and overweight positions in catering company Compass Group (United Kingdom), oil and gas company BG Group (United Kingdom) and IT solutions provider Amadeus IT Holding (Spain). Not owning Australian poor-performing diversified banks Westpac Banking and Commonwealth Bank Australia also supported relative results.

During the reporting period, the Underlying Fund’s relative currency exposure, resulting primarily from differences between the Underlying Fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for MFS sub-advised portfolios to have different currency exposure than the benchmark.

Growth of $10,000 invested 5/1/13 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS international Growth RPM Fund shares on 5/1/13 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,260 for the Standard Class shares and to $10,243 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $11,100. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
Inception (5/1/13)	+ 2.60%

Service Class Shares
Inception (5/1/13)	+ 2.43%
1.

The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI Emerging Markets Index (net dividends) is a free float- adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP MFS International Growth RPM Fund–2

LVIP MFS International Growth RPM Fund

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,086.90	0.20%	$1.05
Service Class Shares	1,000.00	1,085.60	0.45%	2.37
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*

“Expenses Paid During Period” for “Hypothetical” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other mutual funds (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds.

LVIP MFS International Growth RPM Fund–3

LVIP MFS International Growth RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	92.50%
International Equity Fund	92.50%
Unaffiliated Investment Company	7.40%
Money Market Fund	7.40%
Total Value of Securities	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%

LVIP MFS International Growth RPM Fund–4

LVIP MFS International Growth RPM Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–92.50%
International Equity Fund–92.50%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund.	2,693,027	$39,264,332

Total Affiliated Investment Company (Cost $37,913,133)		39,264,332

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–7.40%
Money Market Fund–7.40%
Dreyfus Treasury & Agency Cash Management Fund	3,142,133	$3,142,133

Total Unaffiliated Investment Company (Cost $3,142,133)		3,142,133

TOTAL VALUE OF SECURITIES–99.90% (Cost $41,055,266)	42,406,465
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	41,928

NET ASSETS APPLICABLE TO 4,163,793 SHARES OUTSTANDING–100.00%	$42,448,393

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
8	British Pound Currency	$826,604	$827,900	3/18/14	$1,296
8	Euro Currency	1,377,204	1,378,800	3/18/14	1,596
(3)	Euro STOXX 50 Index	(120,468)	(128,270)	3/22/14	(7,802)
(1)	FTSE 100 Index	(105,940)	(110,917)	3/24/14	(4,977)
8	Japan Yen Currency	953,404	950,300	3/18/14	(3,104)
(1)	Nikkei 225 Index	(148,460)	(154,664)	3/14/14	(6,204)

		$2,782,344			$(19,195)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth RPM Fund–5

LVIP MFS International Growth RPM Fund

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in affiliated investment company, at value	$39,264,332
Investments in unaffiliated investment company, at value	3,142,133
Receivable for fund shares sold	411,788
Cash collateral	55,200
Foreign currencies collateral, at value	20,959
Expense reimbursement receivable from LIAC	6,660

TOTAL ASSETS	42,901,072

LIABILITIES:
Payable for investment companies purchased	382,264
Cash overdraft	49,675
Due to manager and affiliates	14,221
Accrued expenses payable	5,049
Payable for fund shares redeemed	1,261
Variation margin payable on futures contracts	209

TOTAL LIABILITIES	452,679

TOTAL NET ASSETS	$42,448,393

Investments in affiliated investment company, at cost	$37,913,133
Investments in unaffiliated investment company, at cost	$3,142,133
Foreign currencies collateral, at cost	$20,831

Standard Class :
Net Assets	$512,997
Shares Outstanding	50,321
Net Asset Value	$10.195

Service Class :
Net Assets	$41,935,396
Shares Outstanding	4,113,472
Net Asset Value	$10.195

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$41,472,887
Accumulated net realized loss on investments	(356,561)
Net unrealized appreciation of investments and derivatives	1,332,067

Total net assets	$42,448,393

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth RPM Fund–6

LVIP MFS International Growth RPM Fund

Statement of Operations

May 1, 2013* to December 31, 2013

INVESTMENT INCOME:
Dividends from affiliated investment companies	$250,202
Dividends from unaffiliated investment companies	23

250,225

EXPENSES:
Management fees	96,514
Accounting and administration expenses	34,362
Distribution fees-Service Class	27,555
Professional fees	18,138
Reports and statements to shareholders	1,991
Custodian fees	310
Trustees’ fees and expenses	87
Consulting fees	82
Pricing fees	2
Other	6

179,047
Less management fees waived	(73,805)
Less expenses reimbursed	(54,978)

Total operating expenses	50,264

NET INVESTMENT INCOME	199,961

NET REALIZED AND UNREALIZED LOSS:
Net realized loss from:
Sale of investments in affiliated investment companies	(3,775)
Foreign currencies	(5,433)
Futures contracts	(362,862)

Net realized loss	(372,070)

Net unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	1,351,199
Foreign currencies	63
Futures contracts	(19,195)

Net unrealized appreciation (depreciation)	1,332,067

NET REALIZED AND UNREALIZED GAIN	959,997

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,159,958

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth RPM Fund

Statement of Changes in Net Assets

5/1/13* to 12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$199,961
Net realized loss	(372,070)
Net unrealized appreciation (depreciation)	1,332,067

Net increase in net assets resulting from operations	1,159,958

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,167)
Service Class.	(184,792)
Return of capital:
Standard Class	(87)
Service Class.	(7,151)

(195,197)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	500,000
Service Class	42,349,479
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,254
Service Class	191,943

43,044,676

Cost of shares redeemed:
Service Class	(1,561,044)

(1,561,044)

Increase in net assets derived from capital sharetrans actions	41,483,632

NET INCREASE IN NET ASSETS	42,448,393
NET ASSETS:
Beginning of period	—

End of period (there was no undistributed net investment income for the period)	$42,448,393

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth RPM Fund–7

LVIP MFS International Growth RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP MFS International Growth RPM Fund
	Standard Class	Service Class
	5/1/13[1]	5/1/13[1]
	to	to
	12/31/13	12/31/13
Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.132	0.116
Net realized and unrealized gain	0.128	0.127

Total from investment operations.	0.260	0.243

Less dividends and distributions from:
Net investment income	(0.063)	(0.046)
Return of capital	(0.002)	(0.002)

Total dividends and distributions	(0.065)	(0.048)

Net asset value, end of period	$10.195	$10.195

Total return3	2.60%	2.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 513	$41,935
Ratio of expenses to average net assets[4]	0.20%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.32%	1.57%
Ratio of net investment income to average net assets	1.99%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.87%	0.62%
Portfolio turnover	1%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth RPM Fund–8

LVIP MFS International Growth RPM Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP MFS International Growth RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in another open-end investment company (mutual fund), the LVIP MFS International Growth Fund (Underlying Fund). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The Underlying Fund, which is advised by an unaffiliated advisor, invests primarily in foreign equity securities, including emerging markets equity securities and money market instruments. In addition to mutual fund investments, the Fund employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax year December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the statement of operations. During the period May 1, 2013* through December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP MFS International Growth RPM Fund–9

LVIP MFS International Growth RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2013* through December 31, 2013.

*	Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk and portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.85% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Fund (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.65% of average daily net assets of the Fund. This agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class (and 0.45% for the Service Class). The agreement will continue at least through July 1, 2014 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the period May 1, 2013* to December 31, 2013, fees for these administrative and legal services amounted to $370 and $75, respectively.

Lincoln Life also performs daily trading operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $589 for the period May 1, 2013* through December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013, the Fund had receivable from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$6,660
Management fees payable to LIAC	6,305
Distribution fees payable to LFD	7,775
Trading operation fees payable to Lincoln Life	141

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

At December 31, 2013, Lincoln Life directly owned 100.00% of the Standard Class shares and 10.99% of the Service Class shares of the Fund.

*	Date of commencement of operations.

3. Investments

For the period May 1, 2013* through December 31, 2013, the Fund made purchases of $38,038,379 and sales of $121,472 of investment securities other than short-term investments.

LVIP MFS International Growth RPM Fund–10

LVIP MFS International Growth RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$41,059,041

Aggregate unrealized appreciation	$1,347,424
Aggregate unrealized depreciation	—

Net unrealized appreciation	$1,347,424

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Investment Companies	$42,406,465

Futures Contracts	$(19,195)

There were no Level 3 investments at the end of the period.

During the period May 1, 2013* through December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

*	Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2013* through December 31, 2013 was as follows:

5/1/13*
to
12/31/13
Ordinary income	$187,959
Return of capital	7,238

Total	$195,197

*	Date of commencement of operations.

LVIP MFS International Growth RPM Fund–11

LVIP MFS International Growth RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$41,472,887
Qualified late year capital losses deferred	(107,934)
Capital loss carryforwards.	(259,139)
Unrealized appreciation	1,342,579

Net assets	$42,448,393

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of futures contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2013 through December 31, 2013, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2013* through December 31, 2013, the Fund recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$(12,002)	$15,509	$(3,507)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

Losses that will be carried forward under the Act are as follows:

Tax Character
Short-term	Long-Term
$156,276	$102,863

*	Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/1/13*
to
12/31/13
Shares sold:
Standard Class	50,000
Service Class	4,250,239
Shares issued upon reinvestment of dividends and distributions:
Standard Class	321
Service Class	18,914

4,319,474

Shares redeemed:
Service Class	(155,681)

(155,681)

Net increase	4,163,793

*	Date of commencement of operations.

LVIP MFS International Growth RPM Fund–12

LVIP MFS International Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Variation margin receivable on futures contracts	$2,892	*	Variation margin receivable on futures contracts	$(3,104	)*
Equity contracts (Futures contracts)	Variation margin receivable on futures contracts	—		Variation margin receivable on futures contracts	(18,983	)*

Total		$2,892			$(22,087)

*

Includes cummulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period May 1, 2013* through December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(27,365)	$(212)
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	(335,497)	(18,983)

Total		$(362,862)	$(19,195)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2013* through December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2013* through December 31, 2013.

	Asset Derivative	Liability Derivative
	Volume	Volume
Futures contracts (average notional value)	$12,528	$1,866,009

*	Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP MFS International Growth RPM Fund–13

LVIP MFS International Growth RPM Fund

Notes to Financial Statements (continued)

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Growth RPM Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS International Growth RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP MFS International Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS International Growth RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP MFS International Growth RPM Fund–15

LVIP MFS International Growth RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Return of Capital (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
3.71%	96.29%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding	Total	Percent	Percent	Percent
	Shares	Voted	For*	Against*	Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

*	Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**	Nancy L. Frisby retired on December 31, 2013.

LVIP MFS International Growth RPM Fund–16

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP MFS International Growth RPM Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served3	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson [1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP MFS International Growth RPM Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served3	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel—Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth RPM Fund–19

LVIP MFS Value Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP MFS Value Fund

LVIP MFS Value Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 35.96% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 1000® Value Index1, returned 32.53%.

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (Fed) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Stock selection in the financial services sector contributed to performance relative to the Russell 1000® Value Index. Overweight positions in insurance companies, MetLife and Prudential Financial, boosted relative results as both stocks outpaced the benchmark over the reporting period.

An underweight allocation and, to a lesser extent, stock selection in the utilities & communications sector aided relative performance. The Fund’s ownership in shares of voice and data communications services company Vodafone Group supported relative returns.

Stock selection in the industrial goods & services sector also benefited relative returns. Within this sector, overweight positions in defense contractor Lockheed Martin and global security company Northrop Grumman bolstered relative results.

Elsewhere, other top individual contributors to relative performance included underweight positions in oil and gas company Exxon Mobil, diversified technology company 3M, cardiovascular medical device maker St. Jude Medical and life sciences supply company Thermo Fisher Scientific, and underweigh positions in oil and gas company Exxon Mobil. Holdings of media company Viacom were also among the top relative contributors.

Stock selection in the technology sector detracted from relative performance. Within this sector, holdings of International Business Machines (IBM) and enterprise software products maker Oracle, and not owning shares of strong-performing computer and personal electronics maker Apple, Micron Technology and online information portal Yahoo!, hurt relative results.

Stock selection in the consumer staples sector also hampered relative returns. An overweight position in tobacco company Philip Morris International and holdings of alcoholic drink producer Diageo, global food company Nestle and international food producer Danone weighed on relative performance.

Elsewhere, an overweight position in retailing company Target detracted from relative results.

The Fund’s cash and/or cash equivalent position during the period held back relative performance. Under normal market conditions, the Fund strives to be fully and generally holds cash to buy new holdings and provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Steve Gorham

Nevin Chitkara

Massachusetts Financial Services Company

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS Value Fund–1

LVIP MFS Value Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS Value Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,475. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $20,773. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns	Ended
on investment	12/31/13

Standard Class Shares
One Year	+35.96%
Five Years	+16.36%
Ten Years	+ 8.44%

Service Class Shares
One Year	+35.62%
Five Years	+16.07%
Inception (4/30/07)	+ 5.63%

[1]	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund’s sub-adviser.

LVIP MFS Value Fund–2

LVIP MFS Value Fund

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,164.90	0.68%	$3.71
Service Class Shares	1,000.00	1,163.40	0.93%	5.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.78	0.68%	$3.47
Service Class Shares	1,000.00	1,020.52	0.93%	4.74

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Security Type/Sector	of Net Assets
Common Stock	99.04%

Aerospace & Defense	7.88%
Air Freight & Logistics	1.66%
Auto Components	1.72%
Automobiles	0.23%
Beverages	2.40%
Capital Markets	6.41%
Chemicals	1.65%
Commercial Banks	4.17%
Commercial Services & Supplies	1.09%
Computers & Peripherals	0.20%
Containers & Packaging	0.29%
Diversified Financial Services	5.28%
Diversified Telecommunication Services	2.16%
Electric Utilities	0.56%
Electrical Equipment	0.91%
Food & Staples Retailing	1.76%
Food Products	4.21%
Health Care Equipment & Supplies	3.63%
Health Care Providers & Services	1.21%
Hotels, Restaurants & Leisure	0.96%
Household Products	0.53%
Industrial Conglomerates	3.37%
Insurance	7.40%
IT Services	5.11%
Leisure Equipment & Products	0.49%
Life Sciences Tools & Services	1.34%
Machinery	1.63%
Media	4.51%
Multiline Retail	1.75%
Multi-Utilities	0.15%
Oil, Gas & Consumable Fuels	6.14%
Pharmaceuticals	7.90%
Road & Rail	0.63%
Semiconductors & Semiconductor Equipment	0.57%
Software	1.38%
Specialty Retail	1.06%
Tobacco	5.43%
Wireless Telecommunication Services	1.27%
Convertible Preferred Stock	0.09%
Money Market Fund	1.49%
Total Value of Securities	100.62%
Liabilities Net of Receivables and Other Assets	(0.62%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
JPMorgan Chase	4.04%
Philip Morris International	3.65%
Johnson & Johnson	3.33%
Lockheed Martin	3.05%
Pfizer	3.03%
Wells Fargo	2.97%
Exxon Mobil	2.38%
Goldman Sachs Group	2.09%
Accenture Class A	2.09%
3M	2.06%
Total	28.69%

LVIP MFS Value Fund–4

LVIP MFS Value Fund

Statement of Net Assets

December 31, 2013

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK–99.04%
Aerospace & Defense–7.88%
Honeywell International	205,900	$18,813,083
Lockheed Martin	206,360	30,677,478
Northrop Grumman	84,450	9,678,815
United Technologies	176,720	20,110,736

		79,280,112

Air Freight & Logistics–1.66%
United Parcel Service Class B	159,280	16,737,142

		16,737,142

Auto Components–1.72%
Delphi Automotive	103,300	6,211,429
Johnson Controls	215,740	11,067,462

		17,278,891

Automobiles–0.23%
†General Motors	57,320	2,342,668

		2,342,668

Beverages–2.40%
Coca-Cola Enterprises	82,380	3,635,429
Diageo	481,717	15,955,430
Dr Pepper Snapple Group	93,320	4,546,550

		24,137,409

Capital Markets–6.41%
Bank of New York Mellon	424,590	14,835,175
BlackRock	29,917	9,467,833
Franklin Resources	162,894	9,403,871
Goldman Sachs Group	118,647	21,031,367
State Street	132,430	9,719,038

		64,457,284

Chemicals–1.65%
Air Products & Chemicals	22,000	2,459,160
PPG Industries	69,887	13,254,768
Valspar	12,960	923,918

		16,637,846

Commercial Banks–4.17%
PNC Financial Services Group	89,330	6,930,221
U.S. Bancorp	128,220	5,180,088
Wells Fargo	658,540	29,897,716

		42,008,025

Commercial Services & Supplies–1.09%
Tyco International	268,200	11,006,928

		11,006,928

Computers & Peripherals–0.20%
Hewlett-Packard	73,910	2,068,002

		2,068,002

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Containers & Packaging–0.29%
†Crown Holdings	65,450	$2,917,107

		2,917,107

Diversified Financial Services–5.28%
JPMorgan Chase	695,350	40,664,068
McGraw-Hill Financial	53,470	4,181,354
Moody’s	52,760	4,140,077
NASDAQ OMX Group	103,782	4,130,524

		53,116,023

Diversified Telecommunication Services–2.16%
AT&T	284,970	10,019,545
Verizon Communications	239,310	11,759,693

		21,779,238

Electric Utilities–0.56%
Duke Energy	47,260	3,261,413
PPL	79,562	2,394,021

		5,655,434

Electrical Equipment–0.91%
Eaton	120,290	9,156,475

		9,156,475

Food & Staples Retailing–1.76%
CVS Caremark	247,297	17,699,046

		17,699,046

Food Products–4.21%
Danone	111,924	8,055,911
General Mills	276,970	13,823,573
Kellogg	47,620	2,908,153
Nestle	240,064	17,572,222

		42,359,859

Health Care Equipment & Supplies–3.63%
Abbott Laboratories	295,220	11,315,783
Covidien	83,340	5,675,454
Medtronic	196,920	11,301,239
St. Jude Medical	132,750	8,223,863

		36,516,339

Health Care Providers & Services–1.21%
†Express Scripts Holding	123,340	8,663,402
Quest Diagnostics	66,430	3,556,662

		12,220,064

Hotels, Restaurants & Leisure–0.96%
McDonald’s	99,107	9,616,352

		9,616,352

Household Products–0.53%
Procter & Gamble	65,395	5,323,807

		5,323,807

LVIP MFS Value Fund–5

LVIP MFS Value Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Industrial Conglomerates–3.37%
3M	148,137	$20,776,214
Danaher	170,200	13,139,440

		33,915,654

Insurance–7.40%
ACE.	105,440	10,916,203
Aon	112,620	9,447,692
Chubb	68,810	6,649,110
MetLife	380,390	20,510,629
Prudential Financial	139,230	12,839,791
Travelers	155,440	14,073,538

		74,436,963

IT Services–5.11%
Accenture Class A	255,500	21,007,210
Fidelity National Information Services	53,140	2,852,555
†Fiserv	94,860	5,601,483
International Business Machines	101,335	19,007,406
Western Union	168,940	2,914,215

		51,382,869

Leisure Equipment & Products–0.49%
Hasbro	89,230	4,908,542

		4,908,542

Life Sciences Tools & Services–1.34%
Thermo Fisher Scientific	120,680	13,437,718

		13,437,718

Machinery–1.63%
Illinois Tool Works	52,650	4,426,812
Pentair	60,342	4,686,763
Stanley Black & Decker	89,972	7,259,841

		16,373,416

Media–4.51%
Comcast Special Class A	204,900	10,220,412
Disney (Walt)	184,200	14,072,880
Omnicom Group	167,740	12,474,824
Viacom Class B	98,410	8,595,129

		45,363,245

Multiline Retail–1.75%
Kohl’s	47,930	2,720,028
Target	235,700	14,912,739

		17,632,767

Multi-Utilities–0.15%
Public Service Enterprise Group	45,720	1,464,869

		1,464,869

Oil, Gas & Consumable Fuels–6.14%
Apache.	52,330	4,497,240
Chevron	128,810	16,089,657
EOG Resources	20,785	3,488,554

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil	237,010	$23,985,412
Occidental Petroleum	144,330	13,725,783

		61,786,646

Pharmaceuticals–7.90%
Johnson & Johnson	365,620	33,487,136
Merck	185,480	9,283,274
Pfizer	993,735	30,438,103
Roche Holding	21,491	6,003,315
Zoetis	8,890	290,614

		79,502,442

Road & Rail–0.63%
Canadian National Railway	110,760	6,315,535

		6,315,535

Semiconductors & Semiconductor Equipment–0.57%
Intel	221,180	5,741,833

		5,741,833

Software–1.38%
Oracle	361,970	13,848,972

		13,848,972

Specialty Retail–1.06%
Advance Auto Parts	58,950	6,524,586
Staples	259,730	4,127,110

		10,651,696

Tobacco–5.43%
Altria Group	117,410	4,507,370
Imperial Tobacco Group	50,053	1,938,033
Lorillard	226,370	11,472,432
Philip Morris International	421,290	36,706,998

		54,624,833

Wireless Telecommunication Services–1.27%
Vodafone Group	3,244,748	12,735,496

		12,735,496

Total Common Stock (Cost $620,119,277)		996,437,547

LVIP MFS Value Fund–6

LVIP MFS Value Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

CONVERTIBLE PREFERRED STOCK–0.09%
United Technologies 7.50% exercise price $98.52, expiration date 8/1/15	14,230	$931,638

Total Convertible Preferred Stock (Cost $715,786)		931,638

	Number of	Value
	Shares	(U.S. $)

MONEY MARKET FUND–1.49%
Dreyfus Treasury & Agency Cash Management Fund	15,027,666	$15,027,666

Total Money Market Fund (Cost $15,027,666)		15,027,666

TOTAL VALUE OF SECURITIES–100.62% (Cost $635,862,729)	1,012,396,851
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.62%)	(6,236,546)

NET ASSETS APPLICABLE TO 29,142,353 SHARES OUTSTANDING–100.00%	$1,006,160,305

NET ASSET VALUE–LVIP MFS VALUE FUND STANDARD CLASS ($137,795,185 / 3,991,097 Shares)	$34.526

NET ASSET VALUE–LVIP MFS VALUE FUND SERVICE CLASS ($868,365,120 / 25,151,256 Shares)	$34.526

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$673,013,500
Undistributed net investment income	397,287
Accumulated net realized loss on investments	(43,796,222)
Net unrealized appreciation of investments and derivatives	376,545,740

Total net assets	$1,006,160,305

†	Non-income producing for the period.
«	Of this amount, $6,386,752 represents payable for securities purchased and $1,155,874 represents payable for fund shares redeemed as of December 31, 2013.

The following foreign currency exchange contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
CSFB	CHF	151,880	USD	(171,194)	1/6/14	$(935)
UBS	EUR	42,180	USD	(58,209)	1/3/14	(182)
UBS	GBP	134,346	USD	(221,899)	1/3/14	588

						$(529)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

CHF–Swiss Franc

CSFB–Credit Suisse First Boston

EUR–European Monetary Unit

GBP–British Pound Sterling

UBS–Union Bank of Switzerland

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–7

LVIP MFS Value Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$22,088,275
Interest	8,014
Foreign tax withheld	(114,408)

21,981,881

EXPENSES:
Management fees	5,568,967
Distribution fees-Service Class	1,949,937
Accounting and administration expenses	332,436
Reports and statements to shareholders	104,729
Professional fees	40,827
Trustees’ fees and expenses	21,894
Custodian fees	20,258
Consulting fees	7,007
Pricing fees	1,838
Other	12,545

8,060,438
Less management fees waived	(49,093)

Total operating expenses	8,011,345

NET INVESTMENT INCOME	13,970,536

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	42,304,093
Foreign currencies	5,497
Foreign currency exchange contracts	(1,410)

Net realized gain	42,308,180

Net change in unrealized appreciation (depreciation) of:
Investments	213,129,352
Foreign currencies	8,493
Foreign currency exchange contracts	(529)

Net change in unrealized appreciation (depreciation)	213,137,316

NET REALIZED AND UNREALIZED GAIN	255,445,496

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$269,416,032

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,970,536	$14,014,761
Net realized gain	42,308,180	9,459,277
Net change in unrealized appreciation (depreciation)	213,137,316	84,379,957

Net increase in net assets resulting from operations	269,416,032	107,853,995

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,093,911)	(1,079,849)
Service Class	(11,482,367)	(6,502,511)

	(13,576,278)	(7,582,360)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	32,662,960	18,121,854
Service Class	81,965,375	140,774,146
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,093,911	1,079,849
Service Class	11,482,367	6,502,511

	128,204,613	166,478,360

Cost of shares redeemed:
Standard Class	(20,910,120)	(17,821,177)
Service Class	(136,395,845)	(112,562,379)

	(157,305,965)	(130,383,556)

Increase (decrease) in net assets derived from capital share transactions	(29,101,352)	36,094,804

NET INCREASE IN NET ASSETS	226,738,402	136,366,439
NET ASSETS:
Beginning of year	779,421,903	643,055,464

End of year	$1,006,160,305	$779,421,903

Undistributed net investment income	$397,287	$6,426,168

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–8

LVIP MFS Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Standard Class
			Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$25.797	$22.445	$22.794	$20.676	$17.318

Income (loss) from investment operations:
Net investment income[1]	0.548	0.517	0.439	0.359	0.377
Net realized and unrealized gain (loss)	8.718	3.143	(0.462)	2.028	3.248

Total from investment operations	9.266	3.660	(0.023)	2.387	3.625

Less dividends and distributions from:
Net investment income	(0.537)	(0.308)	(0.326)	(0.269)	(0.267)

Total dividends and distributions	(0.537)	(0.308)	(0.326)	(0.269)	(0.267)

Net asset value, end of period	$34.526	$25.797	$22.445	$22.794	$20.676

Total return[2]	35.96%	16.33%	(0.10%)	11.59%	20.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$137,795	$91,949	$78,689	$263,413	$297,396
Ratio of expenses to average net assets	0.68%	0.69%	0.70%	0.71%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.69%	0.69%	0.70%	0.71%	0.73%
Ratio of net investment income to average net assets	1.78%	2.09%	1.88%	1.71%	2.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.77%	2.09%	1.88%	1.71%	2.09%
Portfolio turnover	16%	21%	37%	32%	35%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–9

LVIP MFS Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Service Class
			Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$25.804	$22.453	$22.801	$20.684	$17.327

Income (loss) from investment operations:
Net investment income[1]	0.469	0.455	0.373	0.307	0.331
Net realized and unrealized gain (loss)	8.714	3.142	(0.453)	2.026	3.245

Total from investment operations	9.183	3.597	(0.080)	2.333	3.576

Less dividends and distributions from:
Net investment income	(0.461)	(0.246)	(0.268)	(0.216)	(0.219)

Total dividends and distributions	(0.461)	(0.246)	(0.268)	(0.216)	(0.219)

Net asset value, end of period	$34.526	$25.804	$22.453	$22.801	$20.684

Total return[2]	35.62%	16.04%	(0.35%)	11.31%	20.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$868,365	$687,473	$564,366	$419,548	$236,775
Ratio of expenses to average net assets	0.93%	0.94%	0.95%	0.96%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.94%	0.94%	0.95%	0.96%	0.98%
Ratio of net investment income to average net assets	1.53%	1.84%	1.63%	1.46%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.52%	1.84%	1.63%	1.46%	1.84%
Portfolio turnover	16%	21%	37%	32%	35%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–10

LVIP MFS Value Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP MFS Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP MFS Value Fund–11

LVIP MFS Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $22,525 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the average daily net assets of the Fund; 0.70% of the next $75 million; 0.65% on the next $50 million; and 0.60% of the average daily net assets of the Fund in excess of $200 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.00% on the first $500 million of average daily net assets of the Fund; 0.0125% on the next $1 billion; and 0.0375% in excess of $1.5 billion. The agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Massachusetts Financial Services Company (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $41,283 and 7,360, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$512,857
Distribution fees payable to LFD	180,009

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $142,916,164 and sales of $172,293,523 of investment securities other than short-term investments.

LVIP MFS Value Fund–12

LVIP MFS Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$663,135,545

Aggregate unrealized appreciation	$376,641,184
Aggregate unrealized depreciation	(27,379,878)

Net unrealized appreciation	$349,261,306

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Common Stock	$996,437,547	$—	$996,437,547
Convertible Preferred Stock	931,638	—	931,638
Money Market Fund	15,027,666	—	15,027,666

Total	$1,012,396,851	$—	$1,012,396,851

Foreign Currency Exchange Contracts	$—	$(529)	$(529)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Ordinary income	$13,576,278	$7,582,360

In addition, the Fund declared ordinary income consent dividend of $6,426,168 for the year ended December 31, 2012. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

LVIP MFS Value Fund–13

LVIP MFS Value Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$673,013,500
Undistributed ordinary income	331,181
Capital loss carryforwards	(16,457,829)
Unrealized appreciation	349,273,453

Net assets	$1,006,160,305

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency contracts and tax treatment of dividends and distributions.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$(6,423,139)	$(3,029)	$6,426,168

For federal income tax purposes, at December 31, 2013, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2013, if not utilized in future years, will expire as follows: $16,457,829 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

During fiscal year 2013, the Fund utilized $38,794,798 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12

Shares sold:
Standard Class	1,049,967	740,393
Service Class	2,650,657	5,769,387
Shares issued upon reinvestment of dividends and distributions:
Standard Class	61,813	42,623
Service Class	338,933	256,540

	4,101,370	6,808,943

Shares redeemed:
Standard Class	(685,020)	(724,505)
Service Class	(4,480,206)	(4,519,178)

	(5,165,226)	(5,243,683)

Net increase (decrease)	(1,063,856)	1,565,260

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge

LVIP MFS Value Fund–14

LVIP MFS Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilites net of receivables and other assets	$588	Liabilites net of receivables and other assets	$(1,117)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,410)	$(529)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts	$—	$136,628

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS Value Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS Value Fund

We have audited the accompanying statement of net assets of the LVIP MFS Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS Value Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP MFS Value Fund–16

LVIP MFS Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)

0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results (unaudited)

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Massachusetts Financial Services Company (“MFS” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP MFS Value Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

LVIP MFS Value Fund–17

LVIP MFS Value Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.0125% on assets of $500 million to $1.5 billion and 0.0375% on assets over $1.5 billion for the Fund through April 30, 2014. The Board noted that the investment management fees, giving effect to the advisory fee waiver, for the Fund were within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and MFS on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the background of the investment professionals servicing the Fund, and the reputation, resources and

LVIP MFS Value Fund–18

LVIP MFS Value Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and its compliance program.

Performance. The Board reviewed the LVIP Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Value funds and the Russell 1000 Value TR USD Index. The Board noted that the Fund’s return was above the median return of the Morningstar peer group and the benchmark index for the one year period, was above the median return of the Morningstar peer group and below the benchmark index for the three year period and was below the median return of the Morningstar peer group and above the benchmark index for the five year period. The Board concluded that the services provided by MFS were acceptable.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and noted that the subadvisory fees were within range of fees charged to comparable registered funds subadvised by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund and noted that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP MFS Value Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008- 2011); AlphaOne Capital(2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP MFS Value Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, TheLincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP MFS Value Fund–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served3	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund–22

LVIP Mid-Cap Value Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2013

LVIP Mid-Cap Value Fund

LVIP Mid-Cap Value Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 34.15% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 2500TM Value Index*, returned 33.32%.

Global equities surged in early 2013 as solid corporate earnings results and favorable global liquidity dynamics lifted enthusiasm for stocks. Further monetary easing by the Bank of Japan and a steadily improving U.S. economy also fueled the rally, which continued at a more modest pace in the second quarter. Solid gains in April and the first part of May paused following comments by Fed Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter as the surprising “no taper” decision by the Federal Open Market Committee eased near-term concerns about rapidly rising interest rates derailing the recovery. Additionally, accommodative rhetoric from the European Central Bank, along with encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to a broad-based global equity rally. The year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January, 2014.

All ten sectors in the Russell 2500TM Value Index posted positive absolute returns during the period. Healthcare, industrials, consumer discretionary, consumer staples, information technology, and telecommunication services gained the most, while utilities, energy, financials, and materials lagged the broader index.

Sector allocation, a fall out of our bottom-up stock selection process, was the main contributor to relative results during the period-inparticular, our underweight allocation to the lagging financials and utilities sectors and our overweight allocation to information technology. Strong stock selection within the financials, industrials, and materials sectors also aided relative out performance. However, these results were some what offset by weaker selection within the energy and consumer staples sectors.

The largest contributors to benchmark-relative performance during 2013 included our positions in Methanex (materials), Delta Air Lines (industrials), and Avago Technologies (semiconductors). We eliminated our position in Delta Air Lines before the end of the period. Among the top detractors from relative performance were Cobalt International Energy (energy), Impax Laboratories (health care), and Brook dale Senior Living (health care). We eliminated our position in Impax Laboratories prior to the end of the period.

From a positioning perspective, information technology is our largest overweight, followed by industrials, materials, and health care. We ended the period most underweight the financials, utilities, energy, and telecommunication services sectors. We continue to believe that pro-cyclical positioning is appropriate, however some valuation opportunities in the more interest rate sensitive groups are starting to emerge.

We believe that in 2014 the U.S. will be boosted by reduced fiscal drag, Europe should be somewhat improved, and emerging markets will be mixed with China stabilizing. Policy risk remains, but seems diminished versus recent years. We believe this should still be a healthy environment for equities, even if long-terminterest rates edge gradually higher. However, consensus expectations for growth have risen, along with valuations, and if unemployment continues to drop investors will increasingly fret about tighter Fed policy as the year progresses. Despite the rise in mid cap stock valuations generally, we continue to find opportunities to buy what we feel are good companies at relatively discounted prices.

James N. Mordy

Wellington Management Company, LLP

Wellington Management Company, LLP, is a SEC-registered investment adviser and an independent and unaffiliated sub-adviser to Lincoln Financial Advisors Corporation.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Mid-Cap Value Fund–1

LVIP Mid-Cap Value Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mid-Cap Value Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,077. For comparison, look at how the Russell 2500TM Value Index did over the same period. The same $10,000 investment would have increased to $24,301. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+34.15%
Five Years	+21.66%
Ten Years	+ 9.19%

Service Class Shares
One Year	+33.82%
Five Years	+21.35%
Inception (4/30/07)	+ 5.41%

*	The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP Mid-Cap Value Fund–2

LVIP Mid-Cap Value Fund

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,174.70	0.99%	$5.43
Service Class Shares	1,000.00	1,173.20	1.24%	6.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.21	0.99%	$5.04
Service Class Shares	1,000.00	1,018.95	1.24%	6.31

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mid-Cap Value Fund–3

LVIP Mid-Cap Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.06%
Aerospace & Defense	5.00%
Auto Components	0.90%
Beverages	0.70%
Capital Markets	1.61%
Chemicals	5.15%
Commercial Banks	6.05%
Computers & Peripherals	0.48%
Construction & Engineering	2.61%
Containers & Packaging	2.88%
Electric Utilities	1.65%
Electrical Equipment	1.73%
Electronic Equipment, Instruments & Components	2.24%
Energy Equipment & Services	1.38%
Food Products	2.65%
Gas Utilities	1.56%
Health Care Providers & Services	3.62%
Hotels, Restaurants & Leisure	1.32%
Household Durables	4.18%
Insurance	9.47%
IT Services	0.71%
Machinery	3.22%
Media	1.71%
Multi-Utilities	1.50%
Oil, Gas & Consumable Fuels	4.00%
Paper & Forest Products	1.24%
Pharmaceuticals	4.59%
Real Estate Investment Trusts	5.67%
Real Estate Management & Development	0.99%
Road & Rail	1.00%
Semiconductors & Semiconductor Equipment	8.03%
Software	2.89%
Specialty Retail	2.16%
Textiles, Apparel & Luxury Goods	1.47%
Thrift & Mortgage Finance	1.22%
Trading Companies & Distributors	3.48%
Money Market Fund	0.65%
Total Value of Securities	99.71%
Receivables and Other Assets Net of Liabilities	0.29%
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Methanex	2.40%
Unum Group	2.37%
Reinsurance Group of America	2.32%
Arrow Electronics	2.24%
Avago Technologies	2.20%
WESCO International	2.19%
Almirall	2.19%
Barnes Group	2.07%
NXP Semiconductor	1.92%
Ester line Technologies	1.87%
Total	21.77%

LVIP Mid-Cap Value Fund–4

LVIP Mid-Cap Value Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.06%
Aerospace & Defense–5.00%
Curtiss-Wright	20,000	$1,244,600
†Esterline Technologies	20,700	2,110,572
†Moog Class A	26,400	1,793,616
†Teledyne Technologies	5,300	486,858

		5,635,646

Auto Components–0.90%
Goodyear Tire & Rubber	42,700	1,018,395

		1,018,395

Beverages–0.70%
Treasury Wine Estates	182,122	783,812

		783,812

Capital Markets–1.61%
LPL Financial Holdings	38,600	1,815,358
†*@=Solar Cayman Escrow	26,800	1,876

		1,817,234

Chemicals–5.15%
Cabot	32,000	1,644,800
Celanese Class A	26,300	1,454,653
Methanex	45,700	2,707,266

		5,806,719

Commercial Banks–6.05%
BankUnited	39,200	1,290,464
Comerica	43,100	2,048,974
First Midwest Bancorp	30,600	536,418
Iberiabank	19,500	1,225,575
Zions Bancorp	57,400	1,719,704

		6,821,135

Computers & Peripherals–0.48%
SanDisk	7,700	543,158

		543,158

Construction & Engineering–2.61%
Chicago Bridge & Iron	19,500	1,621,230
KBR	41,400	1,320,246

		2,941,476

Containers & Packaging–2.88%
†Owens-Illinois	31,600	1,130,648
Packaging Corp of America	25,700	1,626,296
Rexam	55,154	484,562

		3,241,506

Electric Utilities–1.65%
Great Plains Energy	32,600	790,224
Westar Energy	33,100	1,064,827

		1,855,051

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment–1.73%
Hubbell Class B	17,900	$1,949,310

		1,949,310

Electronic Equipment, Instruments & Components–2.24%
†Arrow Electronics	46,600	2,528,050

		2,528,050

Energy Equipment & Services–1.38%
†Ocean Rig UDW	25,000	481,250
Trican Well Service	87,800	1,072,960

		1,554,210

Food Products–2.65%
Bunge	3,200	262,752
Ebro Foods	50,401	1,181,150
Ingredion	22,500	1,540,350

		2,984,252

Gas Utilities–1.56%
UGI	42,400	1,757,904

		1,757,904

Health Care Providers & Services–3.62%
†Brookdale Senior Living	65,800	1,788,444
†Community Health Systems	13,200	518,364
†WellCare Health Plans	25,200	1,774,584

		4,081,392

Hotels, Restaurants & Leisure–1.32%
†Norwegian Cruise Line Holdings	41,900	1,486,193

		1,486,193

Household Durables–4.18%
Lennar Class A	27,100	1,072,076
Newell Rubbermaid	63,900	2,070,999
†Toll Brothers	42,500	1,572,500

		4,715,575

Insurance–9.47%
Argo Group International Holdings	23,400	1,087,866
Hanover Insurance Group	30,400	1,815,184
Principal Financial Group	16,100	793,891
Reinsurance Group of America	33,831	2,618,858
Unum Group	76,000	2,666,080
XL Group	53,000	1,687,520

		10,669,399

IT Services–0.71%
Booz Allen Hamilton Holding	42,000	804,300

		804,300

Machinery–3.22%
Barnes Group	60,800	2,329,248

LVIP Mid-Cap Value Fund–5

LVIP Mid-Cap Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Pentair	16,700	$1,297,089

		3,626,337

Media–1.71%
†AMC Entertainment Holdings	20,900	429,495
Interpublic Group	84,700	1,499,190

		1,928,685

Multi-Utilities–1.50%
Alliant Energy	23,300	1,202,280
Wisconsin Energy	11,700	483,678

		1,685,958

Oil, Gas & Consumable Fuels–4.00%
†Cobalt International Energy	87,400	1,437,730
†Diamondback Energy	11,000	581,460
HollyFrontier	8,000	397,520
†Newfield Exploration	32,300	795,549
QEP Resources	42,300	1,296,495

		4,508,754

Paper & Forest Products–1.24%
†Louisiana-Pacific	75,200	1,391,952

		1,391,952

Pharmaceuticals–4.59%
Almirall	151,237	2,463,392
Ono Pharmaceutical	16,700	1,460,309
UCB.	16,840	1,254,250

		5,177,951

Real Estate Investment Trusts–5.67%
American Assets Trust	34,500	1,084,335
Blackstone Mortgage Trust	48,500	1,315,805
Equity Lifestyle Properties	38,500	1,394,855
Extra Space Storage	19,700	829,961
Hatteras Financial	22,000	359,480
Plum Creek Timber	30,300	1,409,253

		6,393,689

Real Estate Management & Development–0.99%
†Forest City Enterprises Class A	58,300	1,113,530

		1,113,530

Road & Rail–1.00%
†Avis Budget Group	27,900	1,127,718

		1,127,718

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–8.03%
Avago Technologies	46,800	$2,475,252
Maxim Integrated Products	34,100	951,731
†Microsemi	68,200	1,701,590
†NXP Semiconductor	47,200	2,167,896
†Skyworks Solutions	61,200	1,747,872

		9,044,341

Software–2.89%
†Check Point Software Technologies	21,400	1,380,728
†Verint Systems	43,700	1,876,478

		3,257,206

Specialty Retail–2.16%
†Express	38,000	709,460
GNC Holdings	24,800	1,449,560
Ross Stores	3,600	269,748

		2,428,768

Textiles, Apparel & Luxury Goods–1.47%
Samsonite International	545,700	1,660,802

		1,660,802

Thrift & Mortgage Finance–1.22%
EverBank Financial	75,100	1,377,334

		1,377,334

Trading Companies & Distributors–3.48%
Rexel	55,406	1,453,935
†WESCO International	27,100	2,467,997

		3,921,932

Total Common Stock (Cost $78,988,926)		111,639,674

MONEY MARKET FUND–0.65%
Dreyfus Treasury & Agency Cash Management Fund	733,647	733,647

Total Money Market Fund (Cost $733,647)		733,647

LVIP Mid-Cap Value Fund–6

LVIP Mid-Cap Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.71% (Cost $79,722,573)	112,373,321
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.29%	324,538

NET ASSETS APPLICABLE TO 5,315,217 SHARES OUTSTANDING–100.00%	$112,697,859

NET ASSET VALUE–LVIP MID-CAP VALUE FUND STANDARD CLASS ($35,211,764 / 1,655,205 Shares)	$21.273

NET ASSET VALUE–LVIP MID-CAP VALUE FUND SERVICE CLASS ($77,486,095 / 3,660,012 Shares)	$21.171

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$96,895,660
Accumulated net investment loss	(23,366)
Accumulated net realized loss on investments	(16,825,363)
Net unrealized appreciation of investments and derivatives	32,650,928

Total net assets	$112,697,859

†	Non-income producing for the period.

*	Common Stock Unit.

«	Of this amount, $484,421 represents payable for securities purchased and $113,726 represents payable for fund shares redeemed as of December 31, 2013.

@	Illiquid security. At December 31, 2013, the aggregate value of illiquid securities was $1,876, which represents 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $1,876, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

The following foreign currency exchange contracts were outstanding at December 31, 2013 :1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	JPY	(11,457,047)	USD	109,350	1/6/14	$569
JPMC	AUD	28,211	USD	(25,179)	1/6/14	0
SSB	CAD	(2,579)	USD	2,426	1/6/14	(1)

						$568

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

AUD–Australian Dollar

BCLY–Barclays Bank

CAD–Canadian Dollar

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

SSB–State Street Bank

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–7

LVIP Mid-Cap Value Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$1,577,208
Foreign tax withheld	(25,280)

1,551,928

EXPENSES:
Management fees	1,039,603
Distribution fees-Service Class	172,888
Accounting and administration expenses	43,210
Custodian fees	32,926
Professional fees	27,453
Reports and statements to shareholders	18,828
Trustees’ fees and expenses	3,028
Consulting fee	2,592
Pricing fees	1,768
Other	1,553

1,343,849
Less management fees waived	(12,501)

Total operating expenses	1,331,348
NET INVESTMENT INCOME	220,580

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	24,287,685
Foreign currencies	(7,237)
Foreign currency exchange contracts	6,353

Net realized gain	24,286,801

Net change in unrealized appreciation (depreciation) of:
Investments	9,559,021
Foreign currencies	(98)
Foreign currency exchange contracts	568

Net change in unrealized appreciation (depreciation)	9,559,491

NET REALIZED AND UNREALIZED GAIN	33,846,292

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,066,872

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$220,580	$652,324
Net realized gain	24,286,801	5,000,716
Net change in unrealized appreciation (depreciation)	9,559,491	15,916,584

Net increase in net assets resulting from operations	34,066,872	21,569,624

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(129,778)	(177,588)
Service Class	(160,528)	(78,129)

	(290,306)	(255,717)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,232,415	7,783,852
Service Class	17,841,705	21,637,603
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	129,778	177,588
Service Class	160,528	78,129

	27,364,426	29,677,172

Cost of shares redeemed:
Standard Class	(38,291,599)	(10,004,639)
Service Class	(23,048,549)	(18,552,564)

	(61,340,148)	(28,557,203)

Increase (decrease) in net assets derived from capital share transactions	(33,975,722)	1,119,969

NET INCREASE (DECREASE) IN NET ASSETS	(199,156)	22,433,876
NET ASSETS:
Beginning of year	112,897,015	90,463,139

End of year	$112,697,859	$112,897,015

Undistributed (accumulated) net investment income (loss)	$(23,366)	$535,511

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–8

LVIP Mid-Cap Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$15.896	$12.855	$14.176	$11.468	$8.089

Income (loss) from investment operations:
Net investment income[1]	0.062	0.114	0.049	0.049	0.058
Net realized and unrealized gain (loss)	5.357	2.984	(1.370)	2.691	3.371

Total from investment operations	5.419	3.098	(1.321)	2.740	3.429

Less dividends and distributions from:
Net investment income	(0.042)	(0.057)	—	(0.032)	(0.050)

Total dividends and distributions	(0.042)	(0.057)	—	(0.032)	(0.050)

Net asset value, end of period	$21.273	$15.896	$12.855	$14.176	$11.468

Total return[2]	34.15%	24.12%	(9.32% )	23.90%	42.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,212	$50,386	$42,579	$55,143	$46,759
Ratio of expenses to average net assets	1.00%	1.04%	1.04%	1.04%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.05%	1.07%	1.08%	1.10%
Ratio of net investment income to average net assets	0.34%	0.77%	0.35%	0.40%	0.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.33%	0.76%	0.32%	0.36%	0.59%
Portfolio turnover	56%	56%	56%	48%	61%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–9

LVIP Mid-Cap Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$15.860	$12.827	$14.180	$11.475	$8.096

Income (loss) from investment operations:
Net investment income[1]	0.017	0.077	0.014	0.018	0.034
Net realized and unrealized gain (loss)	5.336	2.976	(1.367)	2.688	3.372

Total from investment operations	5.353	3.053	(1.353)	2.706	3.406

Less dividends and distributions from:
Net investment income	(0.042)	(0.020)	—	(0.001)	(0.027)

Total dividends and distributions	(0.042)	(0.020)	—	(0.001)	(0.027)

Net asset value, end of period	$21.171	$15.860	$12.827	$14.180	$11.475

Total return[2]	33.82%	23.81%	(9.55%)	23.59%	42.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$77,486	$62,511	$47,884	$44,030	$25,224
Ratio of expenses to average net assets	1.25%	1.29%	1.29%	1.29%	1.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.26%	1.30%	1.32%	1.33%	1.35%
Ratio of net investment income to average net assets	0.09%	0.52%	0.10%	0.15%	0.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.08%	0.51%	0.07%	0.11%	0.34%
Portfolio turnover	56%	56%	56%	48%	61%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–10

LVIP Mid-Cap Value Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Mid-Cap Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accured to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Mid-Cap Value Fund–11

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in realized gain on investments in the accompanying financial statements and total $5,486 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% on the first $25 million of the average daily net assets of the Fund; 0.95% on the next $25 million; 0.85% on the next $50 million; 0.75% on the next $150 million; and 0.70% on average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the first $25 million of the Fund’s average daily net assets. This agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

Prior to May 1, 2013, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceeded 1.04% of average daily net assets of the Fund for the Standard Class (and 1.29% for the Service Class).

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $5,484 and $966, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$83,847
Distribution fees payable to LFD	16,073

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $63,215,232 and sales of $96,241,045 of investment securities other than short-term investments.

LVIP Mid-Cap Value Fund–12

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

Cost of investments	$81,485,195

Aggregate unrealized appreciation	$33,213,212
Aggregate unrealized depreciation	(2,325,086)

Net unrealized appreciation	$30,888,126

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock	$111,637,798	$—	$1,876	$111,639,674
Money Market Fund	733,647	—	—	733,647

Total	$112,371,445	$—	$1,876	$112,373,321

Foreign Currency Exchange Contracts	$—	$568	$—	$568

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

LVIP Mid-Cap Value Fund–13

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

	Year Ended 12/31/2013	Year Ended 12/31/2012

Ordinary income	$—	$255,717

In addition, the Fund declared an oridinary income consent dividend of $910,889 for the year ended December 31, 2013. Such amount has been deemed paid and contributed to the Fund as additional paid-in-capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$96,895,660
Undistributed ordinary income	298,809
Capital loss carryforward	(15,384,348)
Unrealized appreciation	30,887,738

Net assets	$112,697,859

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax character of distributions from REITs, tax treatment of passive foreign investment companies (PFIC) and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions , tax treatment of PFICs and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital

$(489,151)	$(421,738)	$910,889

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards of $15,384,348 remaining at December 31, 2013, if not utilized in future years, will expire in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

During the fiscal year 2013, the Fund utilized $22,318,943 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12

Shares sold:
Standard Class	509,618	525,509
Service Class	973,481	1,468,692
Shares issued upon reinvestment ofdividends and distributions:
Standard Class	7,733	11,539
Service Class	9,594	5,087

	1,500,426	2,010,827

Shares redeemed:
Standard Class	(2,031,816)	(679,646)
Service Class	(1,264,462)	(1,265,402)

	(3,296,278)	(1,945,048)

Net increase (decrease)	(1,795,852)	65,779

LVIP Mid-Cap Value Fund–14

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contratcs (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$569	Receivables and other assets net of liabilities	$(1)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$6,353	$568

LVIP Mid-Cap Value Fund–15

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$28,083	$46,002

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2013, there were no Rule 144A securities. Illiquid securites have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mid-Cap Value Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Mid-Cap Value Fund

We have audited the accompanying statement of net assets of the LVIP Mid-Cap Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mid-Cap Value Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Mid-Cap Value Fund–17

LVIP Mid-Cap Value Fund

Other Fund Information (unaudited)

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*

	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Wellington Management Company, LLP (“Wellington” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Mid-Cap Value Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff.

LVIP Mid-Cap Value Fund–18

LVIP Mid-Cap Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.05% on assets up to $25 million for the Fund through April 30, 2014. The Board noted that the investment management fees were above the median of the Morningstar peer group giving effect to the advisory fee waiver in place for the period and considered LIAC’s view that the Fund’s size did not allow it to enjoy additional breakpoints in the investment management fee schedule. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Mid-Cap Value funds and the Russell 2500TM Value Index. The Board noted that the Fund’s performance was above the median return of the Morningstar peer group and the benchmark index for the one and five year periods and above the median return of the Morningstar peer group and below the benchmark index for the three year period. The Board concluded that the services provided by Wellington were satisfactory.

Subadvisory Fee and Economies of Scale. The Board noted that the subadvisory fee schedule for the Fund, which contains breakpoints, was higher than but within range of the fees charged to other registered investment companies sub-advised by Wellington. They considered Wellington’s statement that the fees were reasonable when compared to other comparable accounts and in light of the scope and quality of the services provided. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP Mid-Cap Value Fund–19

LVIP Mid-Cap Value Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board considered information provided by Wellington regarding its revenues from the Fund, and noted that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted that Wellington receives reputational fall-out benefits and has the ability to obtain research with soft dollars and participate in client commission arrangements that may be used for the benefit of other clients of Wellington.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Mid-Cap Value Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Mid-Cap Value Fund–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating
Officer, Lincoln Investment Advisors
Corporation; Vice President, The
Lincoln National Life Insurance
Company, Formerly: Director of
Funds Management, The Lincoln
			National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National
Corporation; Director, Lincoln
Investment Advisors Corporation,
Formerly: Senior Vice President,
Insurance Solutions Financial
Management, The Lincoln National
Life Insurance Company; Vice
President, Product Development,
Employer Markets Division, The
Lincoln National Life Insurance
			Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer,
Lincoln Investment Advisors
Corporation; Vice President and
Director of Separate Account
Operations and Mutual Fund
Administration, The Lincoln
National Life Insurance Company;
Formerly: Second Vice President,
Director of Separate Account
Operations, The Lincoln National
			Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 1908 7 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment
Advisors Corporation and The
Lincoln National Life Insurance
Company and Head of Corporate
Tax, Lincoln National Corporation;
Formerly: Independent Consultant
and Managing Director at Smart
Business Advisory and Consulting,
			LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment
Officer, Lincoln Investment Advisors
Corporation; Vice President, The
Lincoln National Life Insurance
Company; Formerly: Director, Funds
Management Research; The Lincoln
			National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Mid-Cap Value Fund–22

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel
- Funds Management, The
Lincoln National Life Insurance
Company; Vice President,
Secretary and Chief Legal
Officer, Lincoln Investment
Advisors Corporation; Formerly:
Of Counsel - Montgomery,
McCracken, Walker & Rhoades;
			Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mid-Cap Value Fund–23

LVIP Mondrian International Value Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Mondrian International Value Fund

LVIP Mondrian International Value Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 21.84% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the MSCI EAFE Index (net dividends)*, returned 22.78%.

Following a strong start to the period and despite a weak second quarter, markets rebounded from September when months of speculation ended with the surprise decision by the US Federal Reserve to continue its quantitative easing program. However, the US Federal Reserve announced a slow and graduated curtailment of its quantitative easing program in December, while firmly underscoring that interest rates would remain at extremely low levels for an extended period of time. Furthermore, the European Central Bank and the Bank of England both signaled an intention to maintain very low interest rates as well.

Supported by an improvement in the regulatory outlook, greater optimism in relation to potential wireless market consolidation and merger and acquisition activity, the telecommunication services sector generated the highest return for the year, up 46.2%. The consumer discretionary and health care sectors were also strong during the year, gaining 35.1% and 28.2%, respectively. The information technology sector was up 26.7%, reflecting robust financial results for companies in the sector. Weaker growth in China and other emerging markets weighed on certain companies in the consumer staples sector, which fared less well, up16.9%.The utilities and energy sectors were amongst the worst performing sectors over the period, gaining only 13.8% and 11.9% respectively. Overall, in 2013, the materials sector generated the lowest return, driven by markedly lower prices for many commodities, and significant asset impairments and management upheaval at certain large companies in the metals and mining sub-index.

The EAFE basket of currencies was weaker over the period; more specifically the Asian currencies in aggregate declined by 14.3%. The most note worthy movement was the 17.7% fall in the Japanese yen following the announcement of the Bank of Japan’s quantitative easing program. Additionally, the Australian dollar depreciated 13.8% as interest rates in Australia and commodity prices fell. In contrast, most European currencies in the index appreciated against the US dollar with the euro gaining 4.5% over the period.

In a very strong period for equity markets the portfolio generated a strong absolute return, rising 23.8%, and outperformed the index which rose 22.8%.

In the portfolio, allocation to markets held back overall investment returns. While the exposure to the German, Australian and Hong Kong markets added positively to returns, this was more than offset by the overweight positions in the Israeli, Singaporean and French equity markets which lagged the broader index. In the portfolio, the relative currency allocation added to returns. The overweight position in the euro added to relative returns as did the partial defensive hedge out of the overvalued Australian dollar.

In the portfolio, the overweight position in the telecommunications services sector and the underweight position in the relatively weaker materials sector added positively to returns as did stock selection in the consumer staples, materials and consumer discretionary sectors. However, the underweight positions in the consumer discretionary and financials sectors, somewhat offset these positive factors. Overall, stock selection in the portfolio slightly held back investment returns for the period: more specifically stock selection was strong within the UK, Germany, the Netherlands and France but this was more than offset by stock selection in Japan, Spain and Italy.

The following stocks lagged over the period: RWE, the German utility company, fell 4.3% as their mid-term earnings outlook deteriorated due to weak power prices in Germany; AMP, the Australian superannuation provider, depreciated by 17.1% on the back of a profit warning as a result of losses in their Australian wealth and income protection businesses; and also Canon whose share price fell 14.8% following slowing demand of their digital SLR cameras.

Among the best performing stocks in the portfolio were: Vodafone which gained 63.2% over the period following the announcement of the sale of Verizon Wireless and subsequent bid speculation; Ahold, the Dutch supermarket retailer, which gained 39.1% following continued robust financial results, an increased share buyback program, and a capital repayment through a reverse stock split; and also Toyota, the Japanese automotive maker, benefited from the weaker yen and a strong recovery in car purchases in the USA. Post the strong share price performance of Toyota, which gained 34.5% over the year, we exited the investment position.

Clive Gillmore

Elizabeth A. Desmond, CFA

Melissa J.A. Platt, CFA

Mondrian Investment Partners Limited

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mondrian International Value Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,858. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $19,509. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+21.84%
Five Years	+ 9.71%
Ten Years	+ 7.10%

Service Class Shares
One Year	+21.55%
Five Years	+ 9.43%
Ten Years	+ 6.84%

*

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual
Standard Class Shares	$1,000.00	$1,161.60	0.74%	$4.03
Service Class Shares	1,000.00	1,160.20	0.99%	5.39

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.48	0.74%	$3.77
Service Class Shares	1,000.00	1,020.21	0.99%	5.04

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings

(unaudited)

As of December 31, 2013

Security Type/Country	Percentage of Net Assets

Common Stock	98.70%

Australia	2.11%
Belgium	0.00%
France	14.40%
Germany	8.72%
Hong Kong	1.37%
Israel	2.81%
Italy	2.47%
Japan	15.05%
Netherlands	7.00%
Singapore	4.50%
Spain	7.05%
Switzerland	9.66%
Taiwan	0.82%
United Kingdom	22.74%

Money Market Fund	0.92%

Total Value of Securities	99.62%

Receivables and Other Assets Net of Liabilities	0.38%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Automobiles	1.40%
Building Products	2.32%
Commercial Banks	3.56%
Commercial Services & Supplies	1.43%
Construction & Engineering	1.72%
Diversified Telecommunication Services	9.27%
Electric Utilities	3.26%
Electrical Equipment	2.55%
Electronic Equipment, Instruments & Components	3.07%
Energy Equipment & Services	1.32%
Food & Staples Retailing	7.84%
Food Products	4.39%
Hotels, Restaurants & Leisure	2.27%
Industrial Conglomerates	1.88%
Insurance	6.42%
Machinery	1.95%
Media	1.80%
Multi-Utilities	3.76%
Office Electronics	2.74%
Oil, Gas & Consumable Fuels	11.95%

Sector	Percentage of Net Assets

Personal Products	2.16%
Pharmaceuticals	15.59%
Semiconductors & Semiconductor Equipment	1.84%
Wireless Telecommunication Services	4.21%

Total	98.70%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Iberdrola	3.26%
Deutsche Telekom	3.24%
Sanofi	3.05%
Novartis	3.04%
Unilever	2.91%
GlaxoSmithKline	2.84%
Total	2.83%
Teva Pharmaceutical Industries ADR	2.78%
Koninklijke Ahold	2.75%
Tesco	2.75%

Total	29.45%

LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.70%
Australia–2.11%
AMP	3,442,402	$13,493,630
QBE Insurance Group	1,085,868	11,159,765

		24,653,395

Belgium–0.00%
†*=Ageas VVPR Strip	17,029	0

		0

France–14.40%
Carrefour	149,003	5,905,572
Cie de Saint-Gobain	492,249	27,070,548
†*=GDF Suez VVPR Strip	60,186	0
Orange	2,019,473	25,003,701
Sanofi	335,622	35,607,474
Societe Generale	207,870	12,073,516
Total	537,702	32,939,581
Vallourec	170,261	9,275,431
Vinci	306,094	20,094,582

		167,970,405

Germany–8.72%
Daimler	189,231	16,374,448
Deutsche Telekom	2,210,206	37,794,414
GEA Group	282,118	13,428,596
RWE	377,628	13,821,373
SAP	236,156	20,243,260

		101,662,091

■Hong Kong–1.37%
China Mobile	1,542,000	15,987,929

		15,987,929

Israel–2.81%
Teva Pharmaceutical Industries	10,600	423,805
Teva Pharmaceutical Industries ADR	808,000	32,384,640

		32,808,445

Italy–2.47%
ENI	1,197,159	28,804,834

		28,804,834

Japan–15.05%
Astellas Pharma	351,600	20,797,228
Canon	1,011,100	31,967,368
HOYA	561,600	15,580,301
Kao	801,000	25,172,656
NTT DOCOMO	287,800	4,713,553
Seven & IHoldings	537,800	21,343,499
Takeda Pharmaceutical	524,200	24,013,909
Tokio Marine Holdings	599,800	20,017,061
Tokyo Electron	217,400	11,889,143

		175,494,718

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands–7.00%
Koninklijke Ahold	1,788,912	$32,116,131
Reed Elsevier	990,277	20,979,790
Royal Dutch Shell Class A	802,276	28,591,117

		81,687,038

Singapore–4.50%
Jardine Matheson Holdings	198,100	10,362,611
Sembcorp Industries	2,665,000	11,589,710
Singapore Telecommunications	5,196,000	15,064,449
United Overseas Bank	922,857	15,527,157

		52,543,927

Spain–7.05%
Banco Santander	1,561,430	13,975,273
Iberdrola	5,965,180	38,036,191
Telefonica	1,857,829	30,248,074

		82,259,538

Switzerland–9.66%
†ABB	1,127,871	29,685,474
Nestle	236,033	17,277,161
Novartis	444,323	35,462,165
†Zurich Insurance Group	104,232	30,202,861

		112,627,661

Taiwan–0.82%
Taiwan Semiconductor Manufacturing ADR	545,616	9,515,543

		9,515,543

United Kingdom–22.74%
AMEC	851,733	15,346,838
BG Group	1,119,828	24,062,749
BP	3,096,004	25,023,749
Compass Group	1,648,641	26,429,443
G4S	3,832,218	16,659,657
GlaxoSmithKline	1,240,929	33,117,977
National Grid	2,303,150	30,056,264
Tesco	5,789,175	32,055,648
Unilever	826,535	33,974,226
Vodafone Group	7,249,291	28,453,155

		265,179,706

Total Common Stock (Cost $907,803,190)		1,151,195,230

MONEY MARKET FUND–0.92%
Dreyfus Treasury & Agency Cash Management Fund	10,720,577	10,720,577

Total Money Market Fund (Cost $10,720,577)		10,720,577

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.62% (Cost $918,523,767)	$1,161,915,807
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.38%	4,444,762

NET ASSETS APPLICABLE TO 64,338,779 SHARES OUTSTANDING–100.00%	$1,166,360,569

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($808,623,157 / 44,597,735 Shares)	$18.131

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($357,737,412 / 19,741,044 Shares)	$18.122

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$990,285,124
Undistributed net investment income	2,229,354
Accumulated net realized loss on investments	(70,972,145)
Net unrealized appreciation of investments and derivatives	244,818,236

Total net assets	$1,166,360,569

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 2.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Of this amount, $1,198,041 payable for fund shares redeemed as of December 31, 2013.

*	If dividend payments are received, the tax witholding rate is at a reduced amount of 15%, rather than 25%.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

The following foreign currency exchange contract was outstanding at December 31, 2013:1

Foreign Currency Exchange Contract

Counterparty	Contracts to Receive (Deliver)		In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	AUD	(25,223,500)	USD 23,852,350	1/31/14	$1,377,489

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

AUD–Australian Dollar

BNYM–Bank of New York Mellon

USD–United States Dollar

VVPR Strip–Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$33,286,019
Foreign tax withheld	(2,237,487)

31,048,532

EXPENSES:
Management fees	6,597,343
Distribution fees-Service Class	663,136
Accounting and administration expenses	351,308
Custodian fees	111,902
Reports and statements to shareholders	105,327
Professional fees	47,911
Trustees’ fees and expenses	20,561
Consulting fees	7,880
Pricing fees	2,778
Other	14,898

7,923,044
Less management fees waived	(29,657)

Total operating expenses	7,893,387

NET INVESTMENT INCOME	23,155,145

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,342,889
Foreign currencies	(399,375)
Foreign currency exchange contracts	2,600,602

Net realized gain	15,544,116

Net change in unrealized appreciation (depreciation) of:
Investments	140,777,376
Foreign currencies	68,302
Foreign currency exchange contracts	1,603,489

Net change in unrealized appreciation (depreciation)	142,449,167

NET REALIZED AND UNREALIZED GAIN	157,993,283

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$181,148,428

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund

Statements of Changes in Net Assets

	Year Ended

	12/31/13	12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$23,155,145	$18,107,165
Net realized gain	15,544,116	4,865,739
Net change in unrealized appreciation (depreciation)	142,449,167	39,987,555

Net increase in net assets resulting from operations	181,148,428	62,960,459

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(18,608,076)	(15,251,337)
Service Class	(7,535,660)	(3,435,195)

	(26,143,736)	(18,686,532)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	198,432,101	188,413,820
Service Class	232,065,546	20,798,577
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	18,608,076	15,251,337
Service Class	7,535,660	3,435,195

	456,641,383	227,898,929

Cost of shares redeemed:
Standard Class	(87,239,864)	(76,038,220)
Service Class	(51,389,782)	(26,188,997)

	(138,629,646)	(102,227,217)

Increase in net assets derived from capital share transactions	318,011,737	125,671,712

NET INCREASE IN NET ASSETS	473,016,429	169,945,639
NET ASSETS:
Beginning of year	693,344,140	523,398,501

End of year	$1,166,360,569	$693,344,140

Undistributed net investment income	$2,229,354	$2,929,303

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

		LVIP Mondrian International Value Fund Standard Class
			Year Ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$15.243	$14.310	$15.447	$15.593	$13.343

Income (loss) from investment operations:
Net investment income[1]	0.420	0.460	0.544	0.446	0.438
Net realized and unrealized gain (loss)	2.897	0.907	(1.192)	(0.076)	2.387

Total from investment operations	3.317	1.367	(0.648)	0.370	2.825

Less dividends and distributions from:
Net investment income	(0.429)	(0.434)	(0.489)	(0.516)	(0.470)
Net realized gain	—	—	—	—	(0.105)

Total dividends and distributions	(0.429)	(0.434)	(0.489)	(0.516)	(0.575)

Net asset value, end of period	$18.131	$15.243	$14.310	$15.447	$15.593

Total return[2]	21.84%	9.62%	(4.21% )	2.46%	21.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$808,623	$561,634	$398,099	$467,375	$571,983
Ratio of expenses to average net assets	0.76%	0.83%	0.85%	0.85%	0.86%
Ratio of net investment income to average net assets	2.50%	3.13%	3.47%	3.00%	3.25%
Portfolio turnover	33%	13%	41%	20%	17%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

		LVIP Mondrian International Value Fund Service Class
			Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$15.236	$14.306	$15.441	15.588	13.345

Income (loss) from investment operations:
Net investment income[1]	0.381	0.422	0.502	0.409	0.405
Net realized and unrealized gain (loss)	2.891	0.906	(1.187)	(0.078)	2.379

Total from investment operations	3.272	1.328	(0.685)	0.331	2.784

Less dividends and distributions from:
Net investment income	(0.386)	(0.398)	(0.450)	(0.478)	(0.436)
Net realized gain	—	—	—	—	(0.105)

Total dividends and distributions	(0.386)	(0.398)	(0.450)	(0.478)	(0.541)

Net asset value, end of period	$18.122	$15.236	$14.306	$15.441	$15.588

Total return[2]	21.55%	9.34%	(4.45% )	2.21%	20.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$357,738	$131,710	$125,300	$135,011	$134,503
Ratio of expenses to average net assets	1.01%	1.08%	1.10%	1.10%	1.11%
Ratio of net investment income to average net assets	2.25%	2.88%	3.22%	2.75%	3.00%
Portfolio turnover	33%	13%	41%	20%	17%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund; 0.75% of the next $200 million; and 0.60% of the average daily net assets of the Fund in excess of $400 million.

Mondrian Investment Partners Ltd. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

The Fund received a large amount of new assets when it was substituted for other mutual funds as an investment for certain insurance products. To effect the substitution, the Fund accepted securities in lieu of cash. The Fund subsequently sold a portion of these securities and incurred transaction costs (e.g., brokerage commissions). The Fund’s adviser waived a portion of its advisory fee to offset these costs.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $42,791 and $7,697, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$655,781
Distribution fees payable to LFD	74,475

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $616,230,505 and sales of $303,660,369 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$926,262,697

Aggregate unrealized appreciation	$278,162,778
Aggregate unrealized depreciation	(42,509,668)

Net unrealized appreciation	$235,653,110

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable

LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Common Stock	$1,151,195,230	$—	$1,151,195,230
Money Market Fund	10,720,577	—	10,720,577

Total	$1,161,915,807	$—	$1,161,915,807

Foreign Currency Exchange Contract	$—	$1,377,489	$1,377,489

The value of Level 3 investments was zero at the end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$26,143,736	$18,686,532

LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$990,285,124
Undistributed ordinary income	3,606,843
Capital loss carry forwards	(63,233,215)
Unrealized appreciation	235,701,817

Net assets	$1,166,360,569

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment of passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$2,288,642	$(2,288,642)

For federal income tax purposes, at December 31, 2013, capital loss carryforwards of $63,233,215 may be carried forward and applied against future capital gains. Capital loss carryforwards, if not utilized in future years, will expire as follows: $57,908,327 expires in 2017 and $5,324,888 expires in 2018.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

During fiscal year 2013, the Fund utilized $12,099,107 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	11,892,451	13,171,201
Service Class	13,693,544	1,429,465
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,053,112	1,016,285
Service Class	427,061	228,865

	27,066,168	15,845,816

Shares redeemed:
Standard Class	(5,193,888)	(5,161,414)
Service Class	(3,024,055)	(1,772,704)

	(8,217,943)	(6,934,118)

Net increase	18,848,225	8,911,698

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between

LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$1,377,489	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$2,600,602	$1,603,489

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$788,789	$32,606,706

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mondrian International Value Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Mondrian International Value Fund

We have audited the accompanying statement of net assets of the LVIP Mondrian International Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mondrian International Value Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Mondrian International Value Fund–15

LVIP Mondrian International Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees, to approve the use of a manager of managers structure for the Fund, and to approve the reclassification of the investment objective of the Fund as non-fundamental. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2.	The approval of a manager of managers structure for the Fund:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP Mondrian International Value Fund	61,523,348.970	97.674%	83.499%	5.220%	8.956%

3.	The approval of the reclassification of the Fund’s investment objective as non-fundamental:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP Mondrian International Value Fund	61,523,348.970	97.674%	80.618%	5.582%	11.474%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Mondrian Investment Partners Limited (“Mondrian” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Mondrian International Value Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and

LVIP Mondrian International Value Fund–16

LVIP Mondrian International Value Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees for the Fund were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

LVIP Mondrian International Value Fund–17

LVIP Mondrian International Value Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Mondrian on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviations of funds included in a peer group of Morningstar Foreign Large Value funds and the MSCI EAFE NR USD Index and noted that the Fund’s performance was below the median return of the Morningstar peer group and the benchmark index for the one year period, above the median return of the Morningstar peer group and below the benchmark index for the three year period and above the median return of the Morningstar peer group and the benchmark index for the five year period. The Board considered LIAC’s view that the recent underperformance was due to stock selection in telecommunications and financial sectors, and that the Fund’s risk profile was more favorable than peer group funds. The Board determined that the services provided by Mondrian were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes breakpoints, and considered the effective fee rates charged to other funds advised by Mondrian and noted that the fees were within range of other registered funds sub-advised by Mondrian. The Board considered that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board noted that Mondrian has the ability to obtain proprietary research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Mondrian International Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Mondrian International Value Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Mondrian International Value Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454- 6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund–21

LVIP Money Market Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Money Market Fund

LVIP Money Market Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.02% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Citigroup 90 Day T-Bill Index*, returned 0.05%.

The challenges money market funds encountered in 2012 continued throughout 2013. The Federal Reserve’s Zero Interest Rate Policy is now in its sixth year, eligible supply has declined further in the money markets and regulatory changes for 2a-7 funds are likely to be announced this spring. Once this round of regulatory changes is implemented, and with the backdrop of an improving economy, there is indication that money funds should recover their position in the financial markets.

The U.S. economy ended 2013 on a strong note and the consensus believes strong momentum is building in the U.S. economy for 2014. Traditionally, such strengthening would result in higher interest rates. The Federal Reserve’s forward guidance firmly asserts its intention to continue its five year policy of restraining interest rates and to hold down short-term interest rates until the unemployment rate has fallen well below its 6.5% target. Despite widely expressed reservations about the Federal Reserve’s tools to create growth and concerns about dangerous side effects, such as asset bubbles and inflation, both Ben Bernanke and his successor, Janet Yellen, are committed to their use of these tools and the perpetuation of existing interest rate policy, arguing that the collateral risks of maintaining existing policy are small in comparison with the dire unemployment situation.

One of the intended consequences of the central bank’s policy tools is the reduction of eligible supply in the money markets. The supply of top rated issuers suitable for money funds has declined, by central bank design, over the past few years. As issuers seek funding with longer maturities, money funds are dealing with the constraints of maturity buckets. Money funds are not only challenged by anemic yields but by a dearth of eligible investments. Short-term supply may return once the economy improves and long-term interest rates rise.

In our view, the final challenge for money market funds is further regulatory reform. In addition to sweeping changes in 2a-7 regulations in 2010, the Securities and Exchange Commission is expected to announce its final ruling for money market reform in the spring 2014. The proposals include a floating NAV and /or liquidity fees and redemption gates. Although there is much opposition to these proposals some, if not all of these reforms will be implemented in the near future.

As we start the new year, we do have a glimmer of hope that money market funds should establish their position as an important asset class. Having survived the battering of the last half decade, with a stable regulatory structure and in a recovering economy, its value as a safe haven for short-term, near liquid assets should reclaim its importance for investors once again as an attractive diversifier in their portfolio of assets.

Cynthia Isom

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Money Market Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,711. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have increased to $11,704. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund’s during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 0.02%
Five Years	+ 0.09%
Ten Years	+ 1.59%

Service Class Shares
One Year	+ 0.02%
Five Years	+ 0.04%
Ten Years	+ 1.45%

*	The Citigroup 90 Day T-Bill Index is an unmanaged index that measures the rate of return for 90-day U.S. Treasury Bills.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc.(DMHI) and its subsidiaries, including Delaware Management Company, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Money Market Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk,

LVIP Money Market Fund–1

LVIP Money Market Fund

2013 Annual Report Commentary (continued)

including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Money Market Fund, the repayment of capital from the LVIP Money Market Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2014 Delaware Management Holdings, Inc.

LVIP Money Market Fund–2

LVIP Money Market Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,000.10	0.15%	$0.76
Service Class Shares	1,000.00	1,000.10	0.15%	0.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.45	0.15%	$0.77
Service Class Shares	1,000.00	1,024.45	0.15%	0.77

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Money Market Fund–3

LVIP Money Market Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Security Type/Sector	Percentage of Net Assets

Certificates of Deposit	20.73%

Commercial Paper	59.04%

Beverages	3.33%
Colleges & Universities	16.20%
Commercial Banks	23.09%
Consumer Finance	1.53%
Diversified Financial Services	4.22%
Health Care Equipment & Supplies	4.53%
Municipal Obligations	2.27%
Oil, Gas & Consumable Fuels	2.20%
Pharmaceuticals	1.67%

Corporate Bonds	4.17%

Municipal Bonds	2.20%

Discount Note	0.43%

U.S. Treasury Obligation	10.90%

Total Value of Securities	97.47%

Receivables and Other Assets Net of Liabilities	2.53%

Total Net Assets	100.00%

LVIP Money Market Fund–4

LVIP Money Market Fund

Statement of Net Assets

December 31, 2013

	Principal Amount°	Value (U.S. $)
CERTIFICATES OF DEPOSIT–20.73%
Banco Estado Chile	25,000,000	$25,000,000
0.20% 1/23/14
Bank of Montreal Chicago	25,500,000	25,500,000
0.02% 1/6/14
0.17% 2/7/14	10,000,000	10,000,000
Bank of Nova Scotia Houston
0.21% 6/2/14	20,000,000	20,000,000
Chase Bank USA 0.38% 12/4/14	15,000,000	15,000,000
Credit Suisse New York
0.21% 3/10/14	5,000,000	5,000,000
Deutsche Bank New York
0.20% 1/29/14	15,000,000	15,000,000
Skandinav Enskilda Bank New York	12,500,000	12,500,000
0.19% 4/2/14
Toronto Dominion Bank New York
0.17% 2/6/14	12,500,000	12,500,000
0.22% 4/24/14	15,000,000	15,000,000

Total Certificates of deposit (Cost $155,500,000)		155,500,000

COMMERICAL PAPER–59.04%
Beverages–3.33%
≠Coca-Cola 0.12% 3/19/14	25,000,000	24,993,583

		24,993,583

Colleges & Universities–16.20%
Brown University
≠0.11% 3/19/14	4,000,000	3,999,059
≠0.13% 2/18/14	8,810,000	8,808,473
Cornell University
≠0.10% 1/23/14	5,000,000	4,999,694
≠0.15% 3/11/14	12,500,000	12,496,406
≠0.16% 2/6/14	4,600,000	4,599,264
≠0.17% 1/9/14	10,000,000	9,999,622
Dartmouth College
≠0.12% 1/8/14	10,900,000	10,899,746
≠0.12% 3/12/14	3,500,000	3,499,183
Duke University
≠0.12% 2/4/14	5,000,000	4,999,433
≠0.27% 3/11/14	17,162,000	17,157,449
Princeton University
0.09% 1/30/14	5,000,000	5,000,000
≠University of Chicago
0.11% 2/11/14	25,000,000	24,996,868
≠Yale University 0.12% 3/6/14	10,000,000	9,997,867

		121,453,064

Commercial Banks–23.09%
≠Abbey National North America
0.03% 1/2/14	36,000,000	35,999,970
≠Australia and New Zealand Banking Group
0.17% 3/12/14	20,000,000	19,993,389

	Principal Amount°	Value (U.S. $)
COMMERICAL PAPER (continued)
Commercial Banks (continued)
≠Credit Agricole North America
0.02% 1/7/14	36,000,000	$35,999,880
≠Nordea North America
0.18% 1/3/14	22,730,000	22,729,779
≠PNC Bank 0.28% 8/21/14	12,000,000	11,978,347
≠Skandinav Enskilda Bank
0.27% 3/10/14	15,000,000	14,992,350
≠Standard Chartered Bank
0.25% 1/24/14	25,000,000	24,996,007
•«Westpac Banking 0.26% 3/28/14	6,500,000	6,500,000

		173,189,722

Consumer Finance–1.53%
Toyota Motor Credit
≠0.18% 2/26/14	3,575,000	3,573,999
≠0.22% 1/16/14	7,875,000	7,874,278

		11,448,277

Diversified Financial Services–4.22%
General Electric Capital
≠0.18% 2/18/14	6,700,000	6,698,392
≠0.18% 6/30/14	25,000,000	24,977,500

		31,675,892

Health Care Equipment & Supplies–4.53%
Medtronic
≠0.08% 1/28/14	15,000,000	14,999,100
≠0.08% 2/19/14	14,000,000	13,998,476
≠0.09% 3/6/14	5,000,000	4,999,200

		33,996,776

Municipal Obligations–2.27%
St. Joseph County, Indiana
≠0.17% 1/22/14	9,515,000	9,514,056
≠0.18% 1/15/14	7,500,000	7,499,475

		17,013,531

Oil, Gas & Consumable Fuels–2.20%
Koch Resources
≠0.07% 1/7/14	6,350,000	6,349,926
≠0.08% 1/21/14	10,150,000	10,149,549

		16,499,475

Pharmaceuticals–1.67%
≠Merck 0.07% 2/13/14	12,500,000	12,498,955

		12,498,955

Total Commerical Paper (Cost $442,769,275)		442,769,275

CORPORATE BONDS–4.17%
Commercial Banks–2.14%
•Bank of Nova Scotia
0.26% 12/5/14	7,500,000	7,500,000

LVIP Money Market Fund–5

LVIP Money Market Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
BB&T 5.70% 4/30/14	2,000,000	$2,035,094
PNC Funding 5.40% 6/10/14	2,500,000	2,555,769
Wachovia 4.875% 2/15/14	3,983,000	4,004,193

		16,095,056

Diversified Financial Services–2.03%
JPMorgan Chase
2.05% 1/24/14	7,500,000	7,508,199
4.875% 3/15/14	7,627,000	7,691,326

		15,199,525

Total Corporate Bonds (Cost $31,294,581)		31,294,581

MUNICIPAL BONDS–2.20%
California State Revenue
Anticipation Notes
Series A2 2.00% 6/23/14	10,000,000	10,083,721

	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
•*New York State Housing Finance Agency Revenue (Broadway)
Series B 0.10% 5/1/44
(LOC-Wells Fargo Bank N.A.)	3,450,000	$3,450,000
Orange County, California Taxable Pension Obligation
Series A 0.68% 2/1/14	3,000,000	3,000,201

Total Municipal Bonds (Cost $16,533,922)		16,533,922

DISCOUNT NOTE–0.43%
Fannie Mae
≠0.003% 1/6/14	3,200,000	3,199,999

Total Discount Note (Cost $3,199,999)		3,199,999

U.S. TREASURY OBLIGATION–10.90%
U.S. Treasury Bill
≠0.001% 1/2/14	81,725,000	81,724,998

Total U.S. Treasury Obligation (Cost $81,724,998)		81,724,998

TOTAL VALUE OF SECURITIES–97.47% (Cost $731,022,775)Δ	731,022,775
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.53%	18,950,866

NET ASSETS APPLICABLE TO 74,997,824 SHARES OUTSTANDING–100.00%	$749,973,641

NET ASSET VALUE–LVIP MONEY MARKET FUND STANDARD CLASS ($447,167,287 / 44,715,832 Shares)	$10.000
NET ASSET VALUE–LVIP MONEY MARKET FUND SERVICE CLASS ($302,806,354 / 30,281,992 Shares)	$10.000

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$749,976,300
Accumulated realized loss on investments	(2,659)

Total net assets	$749,973,641

LVIP Money Market Fund–6

LVIP Money Market Fund

Statement of Net Assets (continued)

Δ	Also the cost for federal income tax purposes.

•	Variable rate security. The rate shown is the rate as of December 31, 2013. Interest rates reset periodically.

«	Of this amount, $1,935,321 represents payable for fund shares redeemed as of December 31, 2013

*

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of December 31, 2013.

≠	The rate shown is the effective yield at the time of purchase.

«

Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2013, the aggregate value of these securites was $6,500,000, which represented 0.87% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

LOC–Letter of Credit

See accompanying notes, which are an integral part of the financial statements

LVIP Money Market Fund–7

LVIP Money Market Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Interest	$1,461,242

EXPENSES:
Management fees	2,858,083
Distribution fees-Service Class	857,491
Accounting and administration expenses	286,473
Reports and statements to shareholders	70,848
Professional fees	35,449
Trustees’ fees and expenses	20,469
Custodian fees	11,513
Pricing fees	7,657
Consulting fees	6,384
Other	15,300

4,169,667
Less management fees waived	(2,040,172)
Less waived distribution fees-Service Class	(857,491)

Total operating expenses	1,272,004

NET INVESTMENT INCOME	189,238

NET REALIZED LOSS	(2)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$189,236

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$189,238	$200,567
Net realized loss	(2)	(2,657)

Net increase in net assets resulting from operations	189,236	197,910

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(104,499)	(110,464)
Service Class	(84,739)	(90,103)
Net realized gain:
Standard Class	—	(1,804)
Service Class	—	(1,528)

	(189,238)	(203,899)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	507,158,702	427,357,243
Service Class	439,418,213	337,182,676
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	104,499	111,580
Service Class	84,739	91,066

	946,766,153	764,742,565

Cost of shares redeemed:
Standard Class	(489,143,876)	(487,559,013)
Service Class	(488,254,081)	(366,449,943)

	(977,397,957)	(854,008,956)

Decrease in net assets derived from capital share transactions	(30,631,804)	(89,266,391)

NET DECREASE IN NET ASSETS	(30,631,806)	(89,272,380)
NET ASSETS:
Beginning of year	780,605,447	869,877,827

End of year (there was no undistributed net investment income at either year end)	$749,973,641	$780,605,447

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–8

LVIP Money Market Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Standard Class Year Ended
	12/31/13	12/31/12		12/31/11		12/31/10		12/31/09

Net asset value, beginning of period	$10.000	$10.000		$10.000		$10.000		$10.000

Income from investment operations:
Net investment income	0.002	0.003		0.003		0.005		0.034

Total from investment operations	0.002	0.003		0.003		0.005		0.034

Less dividends and distributions from:
Net investment income	(0.002)	(0.003)		(0.003)		(0.005)		(0.034)
Net realized gain	—	—	[1]	—	[1]	—	[1]	— [1]

Total dividends and distributions	(0.002)	(0.003)		(0.003)		(0.005)		(0.034)

Net asset value, end of period	$10.000	$10.000		$10.000		$10.000		$10.000

Total return[2]	0.02%	0.03%		0.03%		0.05%		0.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$447,167	$429,048		$489,141		$518,604		$657,041
Ratio of expenses to average net assets	0.17%	0.20%		0.19%		0.29%		0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.44%	0.43%		0.43%		0.42%		0.43%
Ratio of net investment income to average net assets	0.02%	0.03%		0.03%		0.05%		0.31%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.25% )	(0.20%	)	(0.21%	)	(0.08%	)	0.31%

[1]

For the years ended December 31, 2012, 2011, 2010, and 2009, net realized gain distributions of $1,804, $563, $2,279, and $8,501 respectively, were made by the Fund’s Standard class, which calculated to de minimus amounts of $0.000, $0.000, $0.000, and $0.000 per share, respectively.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–9

LVIP Money Market Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Service Class Year Ended
	12/31/13	12/31/12		12/31/11		12/31/10		12/31/09

Net asset value, beginning of period	$10.000	$10.000		$10.000		$10.000		$10.000

Income from investment operations:
Net investment income	0.002	0.003		0.003		0.004		0.009

Total from investment operations	0.002	0.003		0.003		0.004		0.009

Less dividends and distributions from:
Net investment income	(0.002)	(0.003)		(0.003)		(0.004)		(0.009)
Net realized gain	—	—	[1]	—	[1]	—	[1]	— [1]

Total dividends and distributions	(0.002)	(0.003)		(0.003)		(0.004)		(0.009)

Net asset value, end of period	$10.000	$10.000		$10.000		$10.000		$10.000

Total return[2]	0.02%	0.03%		0.03%		0.04%		0.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$302,807	$351,557		$380,737		$364,631		$449,623
Ratio of expenses to average net assets	0.17%	0.20%		0.19%		0.30%		0.65%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	0.69%	0.68%		0.68%		0.67%		0.68%
Ratio of net investment income to average net assets	0.02%	0.03%		0.03%		0.04%		0.09%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.50% )	(0.45%	)	(0.46%	)	(0.33%	)	0.06%

[1]

For the years ended December 31, 2012, 2011, 2010, and 2009, net realized gain distributions of $1,528, $554, $1,821, and $6,114, respectively, were made by the Fund’s Servive class, which calculated to de minimus amounts of $0.000, $0.000, $0.000, and $0.000 per share, respectively.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–10

LVIP Money Market Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Money Market Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities are valued at amortized cost, which approximates market value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity. Significant inputs to the amortization cost method include purchase cost security, premium or discount at the purchase date and time to maturity.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends daily. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Due to a corporate organizational restructuring, effective after the close of business on June 30, 2013, the investment sub-advisory services provided by Delaware Management Company (DMC) are now provided by Delaware Investments Fund Advisers (DIFA). Both DMC and DIFA

LVIP Money Market Fund –11

LVIP Money Market Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

are series of the same Delaware Management Business Trust. DIFA, as the Fund’s Sub-Advisor, is responsible for the day-to-day management of the Fund’s investment portfolio. No change in the Fund’s portfolio management (personnel, objectives, strategies) occurred as a result of the corporate restructuring. LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets to the Sub-Advisor for its services.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $36,259 and $6,498, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board of Trustees (Board). No distribution expenses are paid by Standard Class shares.

LFD and LIAC have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by LFD and LIAC. Amounts waived and/or reimbursed under this agreement can be recaptured for a period of up to three years from the year in which LFD and LIAC waived fees and/or reimbursed expenses for the Fund. The following table summarizes the amount of waived fees and/or reimbursed expenses that may be recaptured and the fiscal years they expire:

	Expiration Date
	2014	2015	2016	Total
LFD	$963,236	$880,089	$857,491	$2,700,816
LIAC	2,133,318	1,803,286	2,040,172	5,976,776

Total	$3,096,554	$2,683,375	$2,897,663	$8,677,592

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$47,562

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options conracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing).

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Money Market Fund –12

LVIP Money Market Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 2
Corporate Bonds	$31,294,581
Municipal Bonds	16,533,922
Short-Term Investments	683,194,272

Total	$731,022,775

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$189,238	$203,899

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$749,976,300
Capital loss carryforward	(2,659)

Net assets	$749,973,641

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

Losses that will be carried forward under the Act are as follows:

Tax Character Short-Term
$2,659

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Shares sold:
Standard Class	50,715,870	42,735,724
Service Class	43,941,821	33,718,267
Shares issued upon reinvestment of dividends and distributions:
Standard Class	10,450	11,158
Service Class	8,474	9,107

	94,676,615	76,474,256

Shares redeemed:
Standard Class	(48,914,388)	(48,755,901)
Service Class	(48,825,408)	(36,644,994)

	(97,739,796)	(85,400,895)

Net decrease	(3,063,181)	(8,926,639)

LVIP Money Market Fund –13

LVIP Money Market Fund

Notes to Financial Statements (continued)

7. Credit and Market Risk

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 53.74% of the Fund’s net assets at December 31, 2013. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid , are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2013, no securities have been determined to be illiquid. Section 4(2) securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Money Market Fund –14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Money Market Fund

We have audited the accompanying statement of net assets of the LVIP Money Market Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Money Market Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Money Market Fund–15

LVIP Money Market Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the reclassification of the investment objective of the Fund as non-fundamental. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding	Total	Percent	Percent	Percent
	Shares	Voted	For*	Against*	Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.	The approval of the reclassification of the Fund’s investment objective as non-fundamental:

	Outstanding	Total	Percent	Percent	Percent
	Shares	Voted	For*	Against*	Abstain*
LVIP Money Market Fund	79,252,061.290	85.202%	70.767%	7.340%	7.095%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Delaware Investments Fund Advisers (“Delaware” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Money Market Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the

LVIP Money Market Fund–16

LVIP Money Market Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented a non-contractual advisory fee waiver for the Fund. The Board noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were roughly equivalent to the median investment management fee of the Morningstar peer group. Since 2010, LIAC has implemented a voluntary fee waiver, in addition to a 12b-1 fee waiver implemented since 2009, of varying amounts in order for the Fund to remain at the same net asset value. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and LIAC’s advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

LVIP Money Market Fund–17

LVIP Money Market Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Money Market Taxable funds and the Citi Treasury Bill 3-Month USD Index. The Board noted that the Fund’s return was above the median return of the Morningstar peer group and below the benchmark index for the one and three year periods and was above the median return of the Morningstar peer group and the benchmark index for the five year period. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedule was negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund and concluded that Delaware’s estimated profitability was not unreasonable. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Money Market Fund–18

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Money Market Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Money Market Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454- 6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Money Market Fund–21

LVIP SSgA Index Allocation Funds

 LVIP SSgA Conservative Index Allocation Fund

 LVIP SSgA Moderate Index Allocation Fund

 LVIP SSgA Moderately Aggressive Index Allocation

 Fund

LVIP SSgA Structured Allocation Funds

 LVIP SSgA Conservative Structured Allocation

 Fund

 LVIP SSgA Moderate Structured Allocation Fund

 LVIP SSgA Moderately Aggressive Structured

 Allocation Fund

     each a series of Lincoln Variable

     Insurance Products Trust

Annual Report

December 31, 2013

LVIP SSgA Allocation Funds

LVIP SSgA Index Allocation Funds

2013 Annual Report Commentary (unaudited)

Managed by:

The LVIP SSgA Conservative Index Allocation Fund returned 6.80% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Conservative Index Allocation Composite1, returned 7.81%; and its broad-based benchmark, the Barclays Capital U.S. Aggregate Bond Index2 returned (2.02%).

The LVIP SSgA Moderate Index Allocation Fund returned 12.47% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Moderate Index Allocation Composite3, returned 13.56%; and its broad-based benchmark, the S&P 500® Index4 returned 32.39%.

The LVIP SSgA Moderately Aggressive Index Allocation Fund returned 14.81% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark the Moderately Aggressive Index Allocation Composite5, returned 15.93%; and its broad-based benchmark, the S&P 500® Index returned 32.39%.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index gained 32.39% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe, as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index6 (net dividends) exceeded 22.78% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index7 (net dividends) returned (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10 year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index delivered negative annual results for the first time since 1999 as it returned (2.02%) during 2013.

The U.S. equity allocation was the leading contributor to returns for the year. Each LVIP SSgA Index Allocation Fund’s exposure to the LVIP SSgA S&P 500 Index Fund and the LVIP SSgA Small Cap Index Fund aided results relative to the index as both underlying funds posted double digit returns during 2013.

The non-US equity allocation had a mixed impact to returns for the year. The exposure to both developed international markets positively impacted returns while exposure to emerging markets negatively impacted returns for the year. The developed markets portion, represented by the LVIP SSgA International Index Fund, gained 20.96% during 2013, while the emerging markets portion, represented by the iShares Core MSCI Emerging Markets ETF, returned (2.16%).

The fixed income allocation within the LVIP SSgA Index Allocation Funds delivered negative returns in 2013. The biggest detractor performer was the exposure to the inflation protected fixed income category, represented by the iShares Barclays TIPS Bond ETF, which returned (8.65%), which was no longer held at December 31, 2013.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Allocation Funds–1

LVIP SSgA Index Allocation Funds

2013 Annual Report Commentary (continued)

LVIP SSgA Conservative Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Conservative Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,589 for the Standard Class shares and to $12,483 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite Index did from 8/2/10 through 12/31/13. The same $10,000 investment would have increased to $12,887. For additional comparison, the Barclays Capital U.S. Aggregate Bond Index would have increased to $11,020. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+	6.80%

Inception (8/2/10)	+	6.95%

Service Class Shares

One Year	+	6.53%

Inception (8/2/10)	+	6.69%

LVIP SSgA Moderate Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderate Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,455 for the Standard Class shares and to $13,341 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite Index did from 8/2/10 through 12/31/13. The same $10,000 investment would have increased to $13,866. For additional comparison, the S&P 500® Index would have increased to $17,675. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+	12.47%

Inception (8/2/10)	+	9.05%

Service Class Shares

One Year	+	12.18%

Inception (8/2/10)	+	8.78%

LVIP SSgA Allocation Funds–2

LVIP SSgA Index Allocation Funds

2013 Annual Report Commentary (continued)

LVIP SSgA Moderately Aggressive Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderately Aggressive Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,731 for the Standard Class shares and to $13,614 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite Index did from 8/2/10 through 12/31/13. The same $10,000 investment would have increased to $14,167. For additional comparison, the S&P 500® Index would have increased to $17,675. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+	14.81%

Inception (8/2/10)	+	9.70%

Service Class Shares

One Year	+	14.52%

Inception (8/2/10)	+	9.43%

1.

The Conservative Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Bond Index, 18% S&P 500® Index, 4% Russell 2000® Index, 14% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 4% MSCI EAFE Emerging Markets Index (net dividends).

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 8% Russell 2000® Index, 20% MSCI EAFE Index (net dividends),10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets Index (net dividends).

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.

The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 25% Barclays Capital U.S. Aggregate Bond Index, 28% S&P 500® Index, 10% Russell 2000® Index, 22% MSCI EAFE Index (net dividends), 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets Index (net dividends).

6.

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Allocation Funds–3

LVIP SSgA Structured Allocation Funds

2013 Annual Report Commentary (continued)

Managed by:

The LVIP SSgA Conservative Structured Allocation Fund returned 7.07% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Conservative Structured Allocation Composite1 returned 7.81%; and its broad-based benchmark, the Barclays Capital U.S. Aggregate Bond Index2 returned (2.02%).

The LVIP SSgA Moderate Structured Allocation Fund returned 12.81% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Moderate Structured Allocation Composite Index3 returned 13.56%; and its broad-based benchmark, the S&P 500® Index4 returned 32.39%.

The LVIP SSgA Moderately Aggressive Structured Allocation Fund returned 15.15% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Moderately Aggressive Structured Allocation Composite5 returned 15.93%; and its broad-based benchmark, the S&P 500® Index returned 32.39%.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with their December taper announcement to close out the year. The S&P 500® Index gained 32.39% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Euro zone with austerity measures beginning to show positive progress in key countries such as Italy, Spain and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe, as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index6 (net dividends) exceeded 22.78% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index7 (net dividends) returned (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10 year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index delivered negative annual results for the first time since 1999 as it returned (2.02%) during 2013.

The U.S. equity allocation was the leading contributor to returns for the year. Each LVIP SSgA Structured Allocation Fund’s exposure to the LVIP SSgA Large Cap 100 Fund and the LVIP SSgA Small Cap Index Fund aided results relative to the index as both underlying funds posted double-digit returns during 2013.

The non-US equity allocation had a mixed impact to returns for the year. The exposure to both developed international markets positively impacted returns while exposure to emerging markets negatively impacted returns for the year. The developed markets portion represented by the LVIP SSgA International Index Fund, gained 20.96% during 2013, while the emerging markets portion represented by the LVIP SSgA Emerging Markets 100, returned (2.84%).

The fixed income allocation within the LVIP SSgA Structured Allocation Funds delivered negative returns in 2013. The biggest detractor performer was the exposure to the inflation protected fixed income category, represented by the iShares Barclays TIPS Bond ETF, which returned (8.65%), which was no longer held at December 31, 2013.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Allocation Funds–4

LVIP SSgA Structured Allocation Funds

2013 Annual Report Commentary (continued)

LVIP SSgA Conservative Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Conservative Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,491 for the Standard Class shares and to $12,387 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite Index did from 8/2/10 through 12/31/13. The same $10,000 investment would have increased to $12,887. For additional comparison, the Barclays Capital U.S. Aggregate Bond Index would have increased to $11,020. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 7.07%
Inception (8/2/10)	+ 6.71%

Service Class Shares
One Year	+ 6.81%
Inception (8/2/10)	+ 6.45%

LVIP SSgA Moderate Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderate Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,301 for the Standard Class shares and to $13,190 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite Index did from 8/2/10 through 12/31/13. The same $10,000 investment would have increased to $13,866. For additional comparison, the S&P 500® Index would have increased to $17,675. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 12.81%
Inception (8/2/10)	+ 8.69%

Service Class Shares
One Year	+ 12.53%
Inception (8/2/10)	+ 8.42%

LVIP SSgA Allocation Funds–5

LVIP SSgA Structured Allocation Funds

2013 Annual Report Commentary (continued)

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderately Aggressive Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,781 for the Standard Class shares and to $13,665 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite Index did from 8/2/10 through 12/31/13. The same $10,000 investment would have increased to $14,167. For additional comparison, the S&P 500® Index would have increased to $17,675. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 15.15%
Inception (8/2/10)	+ 9.82%

Service Class Shares
One Year	+ 14.88%
Inception (8/2/10)	+ 9.55%
1.

The Conservative Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Bond Index, 18% S&P 500® Index, 4% Russell 2000® Index, 14% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 4% MSCI Emerging Markets Index (net dividends).

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 8% Russell 2000® Index, 20% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets Index (net dividends).

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.

The Moderately Aggressive Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows:25% Barclays Capital U.S.Aggregate Bond Index, 28% S&P 500® Index, 10% Russell 2000® Index, 22% MSCI EAFE Index (net dividends), 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets Index (net dividends).

6.

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Allocation Funds–6

LVIP SSgA Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Conservative Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,060.70	0.20%	$1.04
Service Class Shares	1,000.00	1,059.50	0.45%	2.34
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderate Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,093.90	0.20%	$1.06
Service Class Shares	1,000.00	1,092.50	0.45%	2.37
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderately Aggressive Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,109.00	0.20%	$1.06
Service Class Shares	1,000.00	1,107.60	0.45%	2.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Allocation Funds–7

LVIP SSgA Allocation Funds

Disclosure

OF FUND EXPENSES (continued)

LVIP SSgA Conservative Structured

Allocation Fund

Expense Analysis of an Investment

of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,064.60	0.20%	$1.04
Service Class Shares	1,000.00	1,063.30	0.45%	2.34
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderate Structured Allocation Fund

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,098.70	0.18%	$0.95
Service Class Shares	1,000.00	1,097.40	0.43%	2.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.30	0.18%	$0.92
Service Class Shares	1,000.00	1,023.04	0.43%	2.19

LVIP SSgA Moderately Aggressive

Structured Allocation Fund

Expense Analysis of an Investment

of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,115.70	0.19%	$1.01
Service Class Shares	1,000.00	1,114.40	0.44%	2.34
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.25	0.19%	$0.97
Service Class Shares	1,000.00	1,022.99	0.44%	2.24

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other mutual funds, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds.

LVIP SSgA Allocation Funds–8

LVIP SSgA Index Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2013

LVIP SSgA Conservative Index Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	86.71%
Equity Funds	22.51%
Fixed Income Fund	49.82%
International Equity Fund	14.38%
Unaffiliated Investment Companies	13.92%
Fixed Income Fund	9.94%
International Equity Fund	3.98%
Money Market Fund	0.00%
Total Value of Securities	100.63%
Liabilities Net of Receivables and Other Assets	(0.63%)
Total Net Assets	100.00%

LVIP SSgA Moderate Index Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	84.25%
Equity Funds	34.40%
Fixed Income Fund	29.54%
International Equity Fund	20.31%
Unaffiliated Investment Companies	16.09%
Fixed Income Fund	9.85%
International Equity Fund	5.89%
Money Market Fund	0.35%
Total Value of Securities	100.34%
Liabilities Net of Receivables and Other Assets	(0.34%)
Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Index

Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	85.24%
Equity Funds	38.37%
Fixed Income Fund	24.57%
International Equity Fund	22.30%
Unaffiliated Investment Companies	14.86%
Fixed Income Fund	4.90%
International Equity Fund	9.81%
Money Market Fund	0.15%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

LVIP SSgA Allocation Funds–9

LVIP SSgA Structured Allocation Funds

Security Type/Sector Allocations (continued)

As of December 31, 2013

LVIP SSgA Conservative Structured

Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	90.17%
Equity Funds	22.39%
Fixed Income Fund	49.50%
International Equity Funds	18.28%
Unaffiliated Investment Company	9.88%
Fixed Income Fund	9.88%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

LVIP SSgA Moderate Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	90.20%
Equity Funds	34.41%
Fixed Income Fund	29.53%
International Equity Funds	26.26%
Unaffiliated Investment Companies	9.82%
Fixed Income Fund	9.82%
Money Market Fund	0.00%
Total Value of Securities	100.02%
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Structured

Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	95.10%
Equity Funds	38.37%
Fixed Income Fund	24.56%
International Equity Funds	32.17%
Unaffiliated Investment Company	4.90%
Fixed Income Fund	4.90%
Total Value of Securities	100.00%
Liabilities Net of Receivables and Other Assets	0.00%
Total Net Assets	100.00%

LVIP SSgA Allocation Funds–10

LVIP SSgA Conservative Index Allocation Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–86.71%
Equity Funds–22.51%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	955,089	$12,663,525
LVIP SSgA Small-Cap Index Fund	105,735	2,825,447

		15,488,972

Fixed Income Fund–49.82%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	3,112,454	34,274,339

		34,274,339

International Equity Fund–14.38%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA International Index Fund	1,046,327	9,896,157

		9,896,157

Total Affiliated Investment Companies (Cost $53,388,488)		59,659,468

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–13.92%
Fixed Income Fund–9.94%
SPDR® Barclays Capital TIPS ETF	125,704	$6,839,555

		6,839,555

International Equity Fund–3.98%
iShares Core MSCI Emerging Markets ETF	54,934	2,736,263

		2,736,263

Money Market Fund–0.00%
Dreyfus Treasury & Agency Cash Management Fund	250	250

		250

Total Unaffiliated Investment Companies (Cost $9,897,347)		9,576,068

TOTAL VALUE OF SECURITIES–100.63% (Cost $63,285,835)	69,235,536
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.63%)	(432,134)

NET ASSETS APPLICABLE TO 5,735,761 SHARES OUTSTANDING–100.00%	$68,803,402

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–11

LVIP SSgA Moderate Index Allocation Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–84.25%
Equity Funds–34.40%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	3,947,162	$52,335,421
LVIP SSgA Small-Cap Index Fund	605,121	16,170,032

		68,505,453

Fixed Income Fund–29.54%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	5,342,346	58,829,916

		58,829,916

International Equity Fund–20.31%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA International Index Fund	4,276,469	40,446,843

		40,446,843

Total Affiliated Investment Companies (Cost $140,161,955)		167,782,212

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–16.09%
Fixed Income Fund–9.85%
SPDR® Barclays Capital TIPS ETF	360,336	$19,605,882

		19,605,882

International Equity Fund–5.89%
iShares Core MSCI Emerging Markets ETF	235,647	11,737,577

		11,737,577

Money Market Fund–0.35%
Dreyfus Treasury & Agency Cash Management Fund	702,557	702,557

		702,557

Total Unaffiliated Investment Companies (Cost $33,246,712)		32,046,016

TOTAL VALUE OF SECURITIES–100.34% (Cost $173,408,667)	199,828,228
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.34%)	(682,253)

NET ASSETS APPLICABLE TO 15,433,713 SHARES OUTSTANDING–100.00%	$199,145,975

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–12

LVIP SSgA Moderately Aggressive Index Allocation Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–85.24%
Equity Funds–38.37%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	4,044,674	$53,628,336
LVIP SSgA Small-Cap Index Fund	719,748	19,233,103

		72,861,439

Fixed Income Fund–24.57%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	4,235,859	46,645,283

		46,645,283

International Equity Fund–22.30%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA International Index Fund	4,475,973	42,333,756

		42,333,756

Total Affiliated Investment Companies (Cost $133,072,665)		161,840,478

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–14.86%
Fixed Income Fund–4.90%
SPDR® Barclays Capital TIPS ETF	171,080	$9,308,463

		9,308,463

International Equity Fund–9.81%
iShares Core MSCI Emerging Markets ETF	373,724	18,615,193

		18,615,193

Money Market Fund–0.15%
Dreyfus Treasury & Agency Cash Management Fund	280,374	280,374

		280,374

Total Unaffiliated Investment Companies (Cost $29,054,042)		28,204,030

TOTAL VALUE OF SECURITIES–100.10% (Cost $162,126,707)	190,044,508
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(191,452)

NET ASSETS APPLICABLE TO 14,409,292 SHARES OUTSTANDING–100.00%	$189,853,056

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–13

LVIP SSgA Conservative Structured Allocation Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–90.17%
Equity Funds–22.39%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	1,287,038	$18,623,443
LVIP SSgA S&P 500 Index Fund	1,401,980	18,588,857
LVIP SSgA Small-Cap Index Fund	155,233	4,148,140
LVIP SSgA Small-Mid Cap 200 Fund	268,845	4,138,595

		45,499,035

Fixed Income Fund–49.50%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	9,134,339	100,587,336

		100,587,336

International Equity Funds–18.28%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	1,534,535	14,564,268
LVIP SSgA Emerging Markets 100 Fund	813,931	8,071,751
LVIP SSgA International Index Fund .	1,535,785	14,525,456

		37,161,475

Total Affiliated Investment Companies (Cost $165,894,609)		183,247,846

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–9.88%
Fixed Income Fund–9.88%
SPDR® Barclays Capital TIPS ETF	368,759	$20,064,177

Total Unaffiliated Investment Company (Cost $20,602,347)		20,064,177

TOTAL VALUE OF SECURITIES–100.05% (Cost $186,496,956)	203,312,023
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(93,386)

NET ASSETS APPLICABLE TO 17,396,977 SHARES OUTSTANDING–100.00%	$203,218,637

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–14

LVIP SSgA Moderate Structured Allocation Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–90.20%
Equity Funds–34.41%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	8,587,134	$124,255,829
LVIP SSgA S&P 500 Index Fund	9,354,226	124,027,681
LVIP SSgA Small-Cap Index Fund	1,434,105	38,322,154
LVIP SSgA Small-Mid Cap 200 Fund	2,483,699	38,234,070

		324,839,734

Fixed Income Fund–29.53%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	25,318,479	278,807,089

		278,807,089

International Equity Funds–26.26%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	10,125,614	96,102,202
LVIP SSgA Emerging Markets 100 Fund	5,639,696	55,928,863
LVIP SSgA International Index Fund	10,134,508	95,852,181

		247,883,246

Total Affiliated Investment Companies (Cost $756,730,050)		851,530,069

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–9.82%
Fixed Income Fund–9.82%
SPDR® Barclays Capital TIPS ETF	1,703,006	$92,660,556

		92,660,556

Money Market Fund–0.00%
Dreyfus Treasury & Agency Cash Management Fund	39,945	39,945

		39,945

Total Unaffiliated Investment Companies (Cost $97,295,177)		92,700,501

TOTAL VALUE OF SECURITIES–100.02% (Cost $854,025,227)	944,230,570
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(146,036)

NET ASSETS APPLICABLE TO 75,994,676 SHARES OUTSTANDING–100.00%	$944,084,534

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–15

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–95.10%
Equity Funds–38.37%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	4,329,101	$62,642,089
LVIP SSgA S&P 500 Index Fund	4,715,797	62,526,751
LVIP SSgA Small-Cap Index Fund	839,189	22,424,800
LVIP SSgA Small-Mid Cap 200 Fund	1,453,372	22,373,204

		169,966,844

Fixed Income Fund–24.56%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	9,876,950	108,764,970

		108,764,970

International Equity Funds–32.17%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	5,214,097	49,486,991
LVIP SSgA Emerging Markets 100 Fund	4,400,151	43,636,297
LVIP SSgA International Index Fund	5,218,692	49,358,391

		142,481,679

Total Affiliated Investment Companies (Cost $361,634,535)		421,213,493

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–4.90%
Fixed Income Fund–4.90%
SPDR® Barclays Capital TIPS ETF	398,659	$21,691,035

Total Unaffiliated Investment Company (Cost $22,382,505)		21,691,035

TOTAL VALUE OF SECURITIES–100.00% (Cost $384,017,040)	442,904,528
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–0.00%	(2,053)

NET ASSETS APPLICABLE TO 34,605,043 SHARES OUTSTANDING–100.00%	$442,902,475

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–16

LVIP SSgA Allocation Funds

Statements of Assets and Liabilities

December 31, 2013

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
ASSETS:
Investments in affiliated investment companies, at value	$59,659,468	$167,782,212	$161,840,478	$183,247,846	$851,530,069	$421,213,493
Investments in unaffiliated investment companies, at value	9,576,068	32,046,016	28,204,030	20,064,177	92,700,501	21,691,035
Receivables for investment companies shares sold	5,539	—	23,675	76,590	87,596	94,763
Cash	—	13	17	—	5	—
Expense reimbursement receivable from LIAC	4,115	—	303	1,700	—	—
Receivables for fund shares sold	—	104,768	380,043	—	338,446	244,667

TOTAL ASSETS	69,245,190	199,933,009	190,448,546	203,390,313	944,656,617	443,243,958

LIABILITIES:
Payables for fund shares redeemed	410,219	16,579	228,523	23,266	129,506	97,601
Due to manager and affiliates	21,657	64,117	58,946	68,001	312,478	145,454
Payable for investment companies shares purchased	5,799	702,443	303,995	28,569	127,584	2,671
Other accrued expenses	4,113	3,895	4,026	3,892	2,515	3,558
Cash overdraft	—	—	—	47,948	—	92,199

TOTAL LIABILITIES	441,788	787,034	595,490	171,676	572,083	341,483

TOTAL NET ASSETS	$68,803,402	$199,145,975	$189,853,056	$203,218,637	$944,084,534	$442,902,475

Investments in affiliated investment companies, at cost	$53,388,488	$140,161,955	$133,072,665	$165,894,609	$756,730,050	$361,634,535
Investments in unaffiliated investment companies, at cost	$9,897,347	$33,246,712	$29,054,042	$20,602,347	$97,295,177	$22,382,505

Standard Class :
Net Assets	$7,043,249	$11,835,326	$19,904,241	$3,845,327	$21,705,622	$14,043,565
Shares Outstanding	587,109	917,104	1,508,866	329,159	1,746,735	1,096,884
Net Asset Value	$11.996	$12.905	$13.192	$11.682	$12.426	$12.803

Service Class :
Net Assets	$61,760,153	$187,310,649	$169,948,815	$199,373,310	$922,378,912	$428,858,910
Shares Outstanding	5,148,652	14,516,609	12,900,426	17,067,818	74,247,941	33,508,159
Net Asset Value	$11.995	$12.903	$13.174	$11.681	$12.423	$12.799

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$63,635,144	$174,235,924	$163,428,390	$188,451,682	$865,173,529	$393,143,033
Accumulated net realized loss on investments	(781,443)	(1,509,510)	(1,493,135)	(2,048,112)	(11,294,338)	(9,128,046)
Net unrealized appreciation of investments	5,949,701	26,419,561	27,917,801	16,815,067	90,205,343	58,887,488

Total net assets	$68,803,402	$199,145,975	$189,853,056	$203,218,637	$944,084,534	$442,902,475

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds––17

LVIP SSgA Allocation Funds

Statements of Operations

Year Ended December 31, 2013

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$1,026,539	$2,632,917	$2,448,356	$3,578,229	$16,202,391	$8,012,231
Dividends from unaffiliated investment companies	114,121	377,003	387,469	210,256	853,833	207,993

	1,140,660	3,009,920	2,835,825	3,788,485	17,056,224	8,220,224

EXPENSES:
Management fees	159,503	435,360	402,359	514,429	1,986,852	1,021,938
Distribution fees-Service Class	149,815	419,944	378,240	509,932	1,962,255	1,002,282
Accounting and administration expenses	51,141	58,169	57,327	60,553	97,286	73,563
Professional fees	19,884	22,583	22,256	23,341	37,802	28,238
Reports and statements to shareholders	5,437	10,381	9,524	11,924	42,561	20,327
Consulting fees	2,347	3,003	2,900	3,121	7,019	4,269
Custodian fees	2,295	3,342	3,416	4,808	20,280	6,982
Trustees’ fees and expenses	1,638	4,156	3,910	5,585	17,274	10,433
Pricing fees	41	73	70	75	230	137
Other	607	1,510	1,423	2,377	7,279	4,453

	392,708	958,521	881,425	1,136,145	4,178,838	2,172,622
Less management fees waived	(63,801)	(174,144)	(160,944)	(205,771)	(794,741)	(408,775)
Less expenses reimbursed	(51,490)	(16,145)	(20,354)	(8,919)	—	—

Total operating expenses	277,417	768,232	700,127	921,455	3,384,097	1,763,847

NET INVESTMENT INCOME	863,243	2,241,688	2,135,698	2,867,030	13,672,127	6,456,377

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	112,550	246,564	211,215	1,625,469	10,162,684	5,154,694
Sale of investments in affiliated investment companies	149,161	252,941	400,486	1,990,624	(535,912)	1,297,314
Sale of investments in unaffiliated investment companies	12,037	584,461	950,083	(169,741)	(508,710)	(99,516)

Net realized gain	273,748	1,083,966	1,561,784	3,446,352	9,118,062	6,352,492

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	3,601,357	19,569,815	20,666,200	9,242,018	72,427,697	45,951,169
Investments in unaffiliated investment companies	(876,384)	(2,849,792)	(2,570,298)	(2,009,991)	(8,448,955)	(2,031,909)

Net change in unrealized appreciation (depreciation)	2,724,973	16,720,023	18,095,902	7,232,027	63,978,742	43,919,260

NET REALIZED AND UNREALIZED GAIN	2,998,721	17,803,989	19,657,686	10,678,379	73,096,804	50,271,752

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,861,964	$20,045,677	$21,793,384	$13,545,409	$86,768,931	$56,728,129

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds––18

LVIP SSgA Allocation Funds

Statements of Changes in Net Assets

	LVIP SSgA Conservative Index Allocation Fund		LVIP SSgA Moderate Index Allocation Fund		LVIP SSgA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$863,243	$931,710	$2,241,688	$2,000,080	$2,135,698	$1,878,655
Net realized gain (loss)	273,748	(334,163)	1,083,966	(1,247,165)	1,561,784	(1,705,426)
Net change in unrealized appreciation (depreciation)	2,724,973	3,273,040	16,720,023	11,209,911	18,095,902	12,589,639

Net increase in net assets resulting from operations	3,861,964	3,870,587	20,045,677	11,962,826	21,793,384	12,762,868

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(105,762)	(27,005)	(162,117)	(49,171)	(259,956)	(110,104)
Service Class	(785,643)	(1,400,552)	(2,182,283)	(2,844,803)	(1,984,273)	(2,603,945)
Net realized gain:
Standard Class	—	(135)	—	(924)	—	(2,592)
Service Class	—	(17,287)	—	(64,641)	—	(96,701)

	(891,405)	(1,444,979)	(2,344,400)	(2,959,539)	(2,244,229)	(2,813,342)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,709,775	1,670,621	9,263,773	1,950,850	14,809,720	4,106,151
Service Class	25,501,919	35,233,570	51,186,519	84,351,312	44,688,860	62,676,224
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	105,762	27,140	162,117	50,095	259,956	112,696
Service Class	785,643	1,417,839	2,182,283	2,909,444	1,984,273	2,700,646

	32,103,099	38,349,170	62,794,692	89,261,701	61,742,809	69,595,717

Cost of shares redeemed:
Standard Class	(584,377)	(207,417)	(816,022)	(658,899)	(1,725,066)	(443,787)
Service Class	(26,640,276)	(13,601,454)	(28,202,427)	(25,299,649)	(29,526,842)	(19,186,528)

	(27,224,653)	(13,808,871)	(29,018,449)	(25,958,548)	(31,251,908)	(19,630,315)

Increase in net assets derived from capital share transactions	4,878,446	24,540,299	33,776,243	63,303,153	30,490,901	49,965,402

NET INCREASE IN NET ASSETS	7,849,005	26,965,907	51,477,520	72,306,440	50,040,056	59,914,928
NET ASSETS:
Beginning of year	60,954,397	33,988,490	147,668,455	75,362,015	139,813,000	79,898,072

End of year	$68,803,402	$60,954,397	$199,145,975	$147,668,455	$189,853,056	$139,813,000

Undistributed net investment income	$—	$44,359	$—	$50,633	$—	$40,351

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds––19

LVIP SSgA Allocation Funds

Statements of Changes in Net Assets (continued)

	LVIP SSgA		LVIP SSgA		LVIP SSgA Moderately
	Conservative Structured		Moderate Structured		Aggressive Structured
	Allocation Fund		Allocation Fund		Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,867,030	$3,507,530	$13,672,127	$9,110,591	$6,456,377	$5,913,492
Net realized gain (loss)	3,446,352	(649,105)	9,118,062	489,354	6,352,492	1,333,438
Net change in unrealized appreciation (depreciation)	7,232,027	11,172,719	63,978,742	37,213,522	43,919,260	26,374,738

Net increase in net assets resulting from operations	13,545,409	14,031,144	86,768,931	46,813,467	56,728,129	33,621,668

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(76,359)	(20,885)	(448,681)	(155,890)	(319,698)	(121,912)
Service Class	(3,523,219)	(7,323,747)	(18,429,681)	(18,803,763)	(8,891,324)	(13,478,543)
Net realized gain:
Standard Class	(755)	(1,101)	(9,312)	(9,903)	(20,184)	(8,646)
Service Class	(68,054)	(384,940)	(701,620)	(1,438,326)	(927,545)	(1,159,053)

	(3,668,387)	(7,730,673)	(19,589,294)	(20,407,882)	(10,158,751)	(14,768,154)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,294,121	570,913	16,887,160	3,453,028	9,354,277	2,930,795
Service Class	24,425,920	89,111,976	376,452,766	244,475,046	50,539,510	148,762,243
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	77,114	21,986	457,993	165,793	339,882	130,558
Service Class	3,591,273	7,708,687	19,131,301	20,242,089	9,818,869	14,637,596

	31,388,428	97,413,562	412,929,220	268,335,956	70,052,538	166,461,192

Cost of shares redeemed:
Standard Class	(111,185)	(348,588)	(1,639,528)	(543,031)	(594,272)	(568,568)
Service Class	(47,130,296)	(42,915,156)	(115,745,699)	(74,657,733)	(55,138,090)	(54,934,211)

	(47,241,481)	(43,263,744)	(117,385,227)	(75,200,764)	(55,732,362)	(55,502,779)

Increase (decrease) in net assets derived from capital share transactions	(15,853,053)	54,149,818	295,543,993	193,135,192	14,320,176	110,958,413

NET INCREASE (DECREASE) IN NET ASSETS	(5,976,031)	60,450,289	362,723,630	219,540,777	60,889,554	129,811,927
NET ASSETS:
Beginning of year	209,194,668	148,744,379	581,360,904	361,820,127	382,012,921	252,200,994

End of year	$203,218,637	$209,194,668	$944,084,534	$581,360,904	$442,902,475	$382,012,921

Undistributed net investment income	$—	$1,002,197	$—	$3,883,743	$—	$3,717,289

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds—20

LVIP SSgA Conservative Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Index Allocation Fund Standard Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.404	$10.751	$10.520	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.188	0.244	0.421	0.190
Net realized and unrealized gain (loss)	0.587	0.730	(0.137)	0.330

Total from investment operations	0.775	0.974	0.284	0.520

Less dividends and distributions from:
Net investment income	(0.183)	(0.317)	(0.053)	—
Net realized gain	—	(0.004)	— [3]	—

Total dividends and distributions	(0.183)	(0.321)	(0.053)	—

Net asset value, end of period	$11.996	$11.404	$10.751	$10.520

Total return[4]	6.80%	9.10%	2.69%	5.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,043	$1,649	$149	$22
Ratio of expenses to average net assets[5]	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.38%	0.43%	0.76%	27.19%
Ratio of net investment income to average net assets	1.59%	2.16%	3.94%	4.43%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.41%	1.92%	3.38%	(22.56%	)
Portfolio turnover	39%	25%	35%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $1 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–21

LVIP SSgA Conservative Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Index Allocation Fund Service Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.404	$10.754	$10.511	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.157	0.215	0.395	0.182
Net realized and unrealized gain (loss)	0.588	0.730	(0.138)	0.329

Total from investment operations	0.745	0.945	0.257	0.511

Less dividends and distributions from:
Net investment income	(0.154)	(0.291)	(0.014)	—
Net realized gain	—	(0.004)	— [3]	—

Total dividends and distributions	(0.154)	(0.295)	(0.014)	—

Net asset value, end of period	$11.995	$11.404	$10.754	$10.511

Total return[4]	6.53%	8.82%	2.44%	5.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$61,760	$59,305	$33,839	$3,039
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.63%	0.68%	1.01%	27.44%
Ratio of net investment income to average net assets	1.34%	1.91%	3.69%	4.18%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.16%	1.67%	3.13%	(22.81%	)
Portfolio turnover	39%	25%	35%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $235 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–22

LVIP SSgA Moderate Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Index Allocation Fund Standard Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.638	$10.664	$10.735	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.190	0.215	0.321	0.226
Net realized and unrealized gain (loss)	1.260	1.029	(0.346)	0.509

Total from investment operations	1.450	1.244	(0.025)	0.735

Less dividends and distributions from:
Net investment income	(0.183)	(0.264)	(0.046)	—
Net realized gain	—	(0.006)	— [3]	—

Total dividends and distributions	(0.183)	(0.270)	(0.046)	—

Net asset value, end of period	$12.905	$11.638	$10.664	$10.735

Total return[4]	12.47%	11.70%	(0.23% )	7.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,835	$2,641	$1,158	$170
Ratio of expenses to average net assets[5]	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.31%	0.34%	0.47%	12.31%
Ratio of net investment income to average net assets	1.53%	1.89%	2.97%	5.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.42%	1.75%	2.70%	(6.98%	)
Portfolio turnover	20%	21%	11%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $10 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–23

LVIP SSgA Moderate Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Index Allocation Fund Service Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.638	$10.666	$10.724	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.158	0.186	0.292	0.216
Net realized and unrealized gain (loss)	1.259	1.029	(0.344)	0.508

Total from investment operations	1.417	1.215	(0.052)	0.724

Less dividends and distributions from:
Net investment income	(0.152)	(0.237)	(0.006)	—
Net realized gain	—	(0.006)	— [3]	—

Total dividends and distributions	(0.152)	(0.243)	(0.006)	—

Net asset value, end of period	$12.903	$11.638	$10.666	$10.724

Total return[4]	12.18%	11.43%	(0.48% )	7.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$187,311	$145,027	$74,204	$4,736
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.56%	0.59%	0.72%	12.56%
Ratio of net investment income to average net assets	1.28%	1.64%	2.72%	4.88%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.17%	1.50%	2.45%	(7.23%	)
Portfolio turnover	20%	21%	11%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $743 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–24

LVIP SSgA Moderately Aggressive Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.654	$10.584	$10.875	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.197	0.207	0.284	0.172
Net realized and unrealized gain (loss)	1.528	1.148	(0.562)	0.703

Total from investment operations	1.725	1.355	(0.278)	0.875

Less dividends and distributions from:
Net investment income	(0.187)	(0.276)	(0.013)	—
Net realized gain	—	(0.009)	— [3]	—

Total dividends and distributions	(0.187)	(0.285)	(0.013)	—

Net asset value, end of period	$13.192	$11.654	$10.584	$10.875

Total return[4]	14.81%	12.86%	(2.55% )	8.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,904	$5,463	$1,451	$190
Ratio of expenses to average net assets[5]	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.31%	0.34%	0.46%	17.50%
Ratio of net investment income to average net assets	1.56%	1.83%	2.64%	3.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.45%	1.69%	2.38%	(13.43%	)
Portfolio turnover	27%	23%	9%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $5 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–25

LVIP SSgA Moderately Aggressive Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.640	$10.558	$10.863	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.163	0.178	0.256	0.163
Net realized and unrealized gain (loss)	1.527	1.144	(0.559)	0.700

Total from investment operations	1.690	1.322	(0.303)	0.863

Less dividends and distributions from:
Net investment income	(0.156)	(0.231)	(0.002)	—
Net realized gain	—	(0.009)	— [3]	—

Total dividends and distributions	(0.156)	(0.240)	(0.002)	—

Net asset value, end of period	$13.174	$11.640	$10.558	$10.863

Total return[4]	14.52%	12.58%	(2.79% )	8.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$169,949	$134,350	$78,447	$6,142
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.56%	0.59%	0.71%	17.75%
Ratio of net investment income to average net assets	1.31%	1.58%	2.39%	3.62%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.20%	1.44%	2.13%	(13.68%	)
Portfolio turnover	27%	23%	9%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $549 were made which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–26

LVIP SSgA Conservative Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Structured Allocation Fund Standard Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.138	$10.709	$10.474	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.190	0.236	0.428	0.244
Net realized and unrealized gain (loss)	0.597	0.651	(0.136)	0.230

Total from investment operations	0.787	0.887	0.292	0.474

Less dividends and distributions from:
Net investment income	(0.239)	(0.436)	(0.054)	—
Net realized gain	(0.004)	(0.022)	(0.003)	—

Total dividends and distributions	(0.243)	(0.458)	(0.057)	—

Net asset value, end of period	$11.682	$11.138	$10.709	$10.474

Total return[3]	7.07%	8.35%	2.80%	4.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,846	$524	$263	$59
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.31%	0.37%	8.01%
Ratio of net investment income to average net assets	1.64%	2.13%	4.00%	5.67%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.54%	2.02%	3.83%	(2.14%	)
Portfolio turnover	15%	19%	11%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–27

LVIP SSgA Conservative Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Structured Allocation Fund Service Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.138	$10.711	$10.464	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.160	0.208	0.400	0.236
Net realized and unrealized gain (loss)	0.597	0.652	(0.135)	0.228

Total from investment operations	0.757	0.860	0.265	0.464

Less dividends and distributions from:
Net investment income	(0.210)	(0.411)	(0.015)	—
Net realized gain	(0.004)	(0.022)	(0.003)	—

Total dividends and distributions	(0.214)	(0.433)	(0.018)	—

Net asset value, end of period	$11.681	$11.138	$10.711	$10.464

Total return[3]	6.81%	8.09%	2.54%	4.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$199,373	$208,671	$148,481	$10,740
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.56%	0.62%	8.26%
Ratio of net investment income to average net assets	1.39%	1.88%	3.75%	5.42%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.29%	1.77%	3.58%	(2.39%	)
Portfolio turnover	15%	19%	11%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–28

LVIP SSgA Moderate Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Structured Allocation Fund Standard Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.276	$10.633	$10.637	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.237	0.227	0.365	0.218
Net realized and unrealized gain (loss)	1.205	0.883	(0.335)	0.419

Total from investment operations	1.442	1.110	0.030	0.637

Less dividends and distributions from:
Net investment income	(0.283)	(0.437)	(0.027)	—
Net realized gain	(0.009)	(0.030)	(0.007)	—

Total dividends and distributions	(0.292)	(0.467)	(0.034)	—

Net asset value, end of period	$12.426	$11.276	$10.633	$10.637

Total return[3]	12.81%	10.54%	0.29%	6.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,706	$5,172	$1,952	$323
Ratio of expenses to average net assets[4]	0.18%	0.19%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.28%	0.29%	0.31%	3.01%
Ratio of net investment income to average net assets	1.96%	2.04%	3.41%	4.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.86%	1.94%	3.30%	2.17%
Portfolio turnover	16%	12%	7%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–29

LVIP SSgA Moderate Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Structured Allocation Fund Service Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.274	$10.607	$10.626	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.205	0.198	0.337	0.209
Net realized and unrealized gain (loss)	1.206	0.882	(0.333)	0.417

Total from investment operations	1.411	1.080	0.004	0.626

Less dividends and distributions from:
Net investment income	(0.253)	(0.383)	(0.016)	—
Net realized gain	(0.009)	(0.030)	(0.007)	—

Total dividends and distributions	(0.262)	(0.413)	(0.023)	—

Net asset value, end of period	$12.423	$11.274	$10.607	$10.626

Total return[3]	12.53%	10.27%	0.04%	6.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$922,379	$576,189	$359,868	$29,540
Ratio of expenses to average net assets[4]	0.43%	0.44%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.53%	0.54%	0.56%	3.26%
Ratio of net investment income to average net assets	1.72%	1.79%	3.16%	4.73%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.69%	3.05%	1.92%
Portfolio turnover	16%	12%	7%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–30

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.407	$10.711	$10.934	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.225	0.223	0.353	0.202
Net realized and unrealized gain (loss)	1.501	0.983	(0.545)	0.732

Total from investment operations	1.726	1.206	(0.192)	0.934

Less dividends and distributions from:
Net investment income	(0.301)	(0.474)	(0.025)	—
Net realized gain	(0.029)	(0.036)	(0.006)	—

Total dividends and distributions	(0.330)	(0.510)	(0.031)	—

Net asset value, end of period	$12.803	$11.407	$10.711	$10.934

Total return[3]	15.15%	11.39%	(1.74% )	9.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,043	$4,150	$1,528	$58
Ratio of expenses to average net assets[4]	0.19%	0.19%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.29%	0.33%	4.51%
Ratio of net investment income to average net assets	1.82%	1.99%	3.26%	4.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.72%	1.89%	3.13%	0.28%
Portfolio turnover	15%	12%	16%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–31

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class
				8/2/10[1]
		Year Ended		to
	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.404	$10.684	$10.923	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.192	0.194	0.326	0.196
Net realized and unrealized gain (loss)	1.503	0.980	(0.545)	0.727

Total from investment operations	1.695	1.174	(0.219)	0.923

Less dividends and distributions from:
Net investment income	(0.271)	(0.418)	(0.014)	—
Net realized gain	(0.029)	(0.036)	(0.006)	—

Total dividends and distributions	(0.300)	(0.454)	(0.020)	—

Net asset value, end of period	$12.799	$11.404	$10.684	$10.923

Total return[3]	14.88%	11.11%	(1.99% )	9.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$428,859	$377,863	$250,673	$17,030
Ratio of expenses to average net assets[4]	0.44%	0.44%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.54%	0.54%	0.58%	4.76%
Ratio of net investment income to average net assets	1.57%	1.74%	3.01%	4.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.47%	1.64%	2.88%	0.03%
Portfolio turnover	15%	12%	16%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–32

LVIP SSgA Allocation Funds

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund will invest a significant portion of its assets in exchange-traded funds (ETFs) and other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC) or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds will employ a passive investment style (i.e., index funds).

The investment objective of the LVIP SSgA Conservative Index Allocation Fund and LVIP SSgA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.

The investment objective of the LVIP SSgA Moderate Index Allocation Fund and LVIP SSgA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP SSgA Moderately Aggressive Index Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the statements of operations. During the year ended December 31, 2013, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Funds declare and distribute dividends from net

LVIP SSgA Allocation Funds–33

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. This fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC

LIAC has contractually agreed to reimburse the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, and LVIP SSgA Conservative Structured Allocation Fund to the extent that the Funds’ total annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of each Fund’s average daily net assets for the Standard Class (0.45% for the Service Class). The agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2013, LIAC had contractually agreed to reimburse the LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund to the extent that the Funds’ total annual operating expenses (excluding Underlying Fund fees and expenses) exceeded 0.20% of each Fund’s average daily net assets for the Standard Class (0.45% for the Service Class).

SSgA Funds Management Inc. (SSgA) provides consulting services to LIAC, but has no management discretion over the Funds’ assets and LIAC pays no compensation to SSgA under the consulting agreement.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of the administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Administration fees	$2,968	$7,997	$7,391	$9,724	$35,928	$19,035
Legal fees	528	1,426	1,320	1,738	6,495	3,401

Lincoln Life also performs daily trading operations. For the year ended December 31, 2013, each Fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Trading operation fees	$623	$1,685	$1,560	$2,022	$7,552	$3,987

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP SSgA Allocation Funds–34

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

In addition to the management fee and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013 , the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Expense reimbursement from/(to) LIAC	$4,115	$(129)	$303	$1,700	$—	$—
Management fees payable to LIAC	8,636	24,817	23,461	25,733	118,421	55,512
Distribution fees payable to LFD	12,979	39,051	35,372	42,143	193,485	89,674
Trading operation fees payable to Lincoln Life	42	120	113	124	572	268

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Purchases	$30,370,485	$69,300,301	$74,162,238	$31,259,319	$423,302,624	$76,806,750
Sales	25,001,289	35,483,869	43,712,552	46,315,631	123,082,793	60,879,447

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Cost of investments	$64,499,488	$175,532,689	$164,229,227	$191,173,111	$871,610,126	$397,708,162

Aggregate unrealized appreciation	$7,304,515	$29,509,612	$30,111,610	$20,430,832	$107,340,938	$67,032,153
Aggregate unrealized depreciation	(2,568,467)	(5,214,073)	(4,296,329)	(8,291,920)	(34,720,494)	(21,835,787)

Net unrealized appreciation	$4,736,048	$24,295,539	$25,815,281	$12,138,912	$72,620,444	$45,196,366

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP SSgA Allocation Funds–35

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Investment Companies	$69,235,536	$199,828,228	$190,044,508	$203,312,023	$944,230,570	$442,904,528

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Year Ended December 31, 2013
Ordinary income	$891,405	$2,344,400	$2,244,229	$3,599,578	$18,878,362	$9,211,022
Long-term capital gains	—	—	—	68,809	710,932	947,729

	$891,405	$2,344,400	$2,244,229	$3,668,387	$19,589,294	$10,158,751

Year Ended December 31, 2012
Ordinary income	$1,429,592	$2,911,600	$2,732,092	$7,352,492	$19,074,647	$13,669,050
Long-term capital gains	15,387	47,939	81,250	378,181	1,333,235	1,099,104

Total	$1,444,979	$2,959,539	$2,813,342	$7,730,673	$20,407,882	$14,768,154

In addition, the Funds declared ordinary income consent dividends for the year ended December 31, 2012 and such amounts have been deemed paid and contributed to paid-in capital as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Ordinary income	$237,938	$800,371	$852,882	$2,002,091	$8,179,809	$6,901,367

LVIP SSgA Allocation Funds–36

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Shares of beneficial interest	$63,635,144	$174,235,924	$163,428,390	$188,451,682	$865,173,529	$393,143,033
Undistributed ordinary income	366,976	614,512	609,385	262,492	2,103,017	748,238
Undistributed long-termcapital gains	65,234	—	—	2,365,551	4,187,544	3,814,838
Unrealized appreciation	4,736,048	24,295,539	25,815,281	12,138,912	72,620,444	45,196,366

Net assets	$68,803,402	$199,145,975	$189,853,056	$203,218,637	$944,084,534	$442,902,475

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, distributions received from the underlying Funds’, consent dividends and pass-through consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Funds recorded the following reclassifications:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Paid-in capital	$237,938	$800,371	$852,882	$2,002,091	$8,179,809	$6,901,367
Undistributed net investment income	(16,197)	52,079	68,180	(269,649)	1,322,492	(962,644)
Accumulated net realized gain (loss)	(221,741)	(852,450)	(921,062)	(1,732,442)	(9,502,301)	(5,938,723)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

During fiscal year 2013, the Funds utilized capital loss carryforwards as follows:

LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund
$190,386	$656,480	$1,162,794

LVIP SSgA Allocation Funds–37

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP SSgA Conservative Index Allocation Fund		LVIP SSgA Moderate Index Allocation Fund		LVIP SSgA Moderately Aggressive Index Allocation Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	483,441	146,983	743,483	171,862	1,154,757	361,011
Service Class	2,164,077	3,139,892	4,167,287	7,489,387	3,582,133	5,574,795
Shares issued upon reinvestment of dividends and distributions:
Standard Class	8,837	2,398	12,602	4,361	19,779	9,848
Service Class	65,651	125,082	169,655	253,268	151,171	236,204

	2,722,006	3,414,355	5,093,027	7,918,878	4,907,840	6,181,858

Shares redeemed:
Standard Class	(49,796)	(18,608)	(65,963)	(57,881)	(134,414)	(39,229)
Service Class	(2,281,500)	(1,211,324)	(2,282,291)	(2,237,963)	(2,374,902)	(1,698,918)

	(2,331,296)	(1,229,932)	(2,348,254)	(2,295,844)	(2,509,316)	(1,738,147)

Net increase	390,710	2,184,423	2,744,773	5,623,034	2,398,524	4,443,711

	LVIP SSgA Conservative Structured Allocation Fund		LVIP SSgA Moderate Structured Allocation Fund		LVIP SSgA Moderately Aggressive Structured Allocation Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	285,138	51,680	1,387,065	309,289	754,782	260,572
Service Class	2,131,205	8,061,074	31,259,421	22,108,682	4,127,155	13,288,228
Shares issued upon reinvestment of dividends and distributions:
Standard Class	6,616	1,984	36,975	14,888	26,670	11,640
Service Class	308,158	696,171	1,545,579	1,818,882	771,554	1,305,787

	2,731,117	8,810,909	34,229,040	24,251,741	5,680,161	14,866,227

Shares redeemed:
Standard Class	(9,648)	(31,176)	(135,966)	(49,135)	(48,392)	(51,051)
Service Class	(4,107,374)	(3,883,345)	(9,664,272)	(6,747,524)	(4,523,639)	(4,922,767)

	(4,117,022)	(3,914,521)	(9,800,238)	(6,796,659)	(4,572,031)	(4,973,818)

Net increase (decrease)	(1,385,905)	4,896,388	24,428,802	17,455,082	1,108,130	9,892,409

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Allocation Funds–38

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Index Allocation Funds

LVIP SSgA Structured Allocation Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund (six of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period August 2, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund, of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period August 2, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP SSgA Allocation Funds–39

LVIP SSgA Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP SSgA Conservative Index Allocation Fund	0.00%	100.00%	100.00%
LVIP SSgA Moderate Index Allocation Fund	0.00%	100.00%	100.00%
LVIP SSgA Moderately Aggressive Index Allocation Fund	0.00%	100.00%	100.00%
LVIP SSgA Conservative Structured Allocation Fund	1.88%	98.12%	100.00%
LVIP SSgA Moderate Structured Allocation Fund	3.63%	96.37%	100.00%
LVIP SSgA Moderately Aggressive Structured
Allocation Fund	9.33%	90.67%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the use of a manager of managers structure for the LVIP SSgA Moderate Structured Allocation Fund. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by share holders of the Trust and the LVIP SSgA Moderate Structured Allocation Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2. The approval of manager of managers structure for the Fund:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP SSgA Moderate Structured Allocation Fund	76,304,785.486	99.203%	84.324%	4.797%	10.082%

*	Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**	Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management Agreement

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation

LVIP SSgA Allocation Funds–40

LVIP SSgA Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund, each a series of the Trust (each a “Fund” and collectively, the “LVIP SSgA Allocation Funds”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC and Lincoln Life provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreement.

In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for each Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year period ended June 30, 2013.

The Board reviewed the LVIP SSgA Conservative Index Allocation Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Conservative Allocation funds and a custom index (Conservative Index Allocation composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in August 2010, which provided a limited period of time to evaluate investment performance. The Board considered LIAC’s explanation that underperformance was primarily attributable to the expenses of the underlying index funds and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderate Index Allocation Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Moderate Allocation funds and a custom index (Moderate Index Allocation composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in August 2010, which provided a limited period of time to evaluate investment performance. The Board considered LIAC’s explanation that underperformance was primarily attributable to the expenses of the underlying index funds and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderately Aggressive Index Allocation Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Aggressive Allocation funds and a custom index (Moderately Aggressive Index Allocation composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in August 2010, which provided a limited period of time to evaluate investment performance. The Board considered LIAC’s explanation that underperformance was primarily attributable to the expenses of the underlying index funds and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Conservative Structured Allocation Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Conservative Allocation funds and a custom index (Conservative Structured

LVIP SSgA Allocation Funds–41

LVIP SSgA Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Allocation composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in August 2010, which provided a limited period of time to evaluate investment performance. The Board considered LIAC’s view that underperformance was primarily attributable to the underperformance of underlying funds with a value bias due to value investments in U.S. large cap, U.S. small cap, international and emerging markets and considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderate Structured Allocation Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Moderate Allocation funds and a custom index (Moderate Structured Allocation composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in August 2010, which provided a limited period of time to evaluate investment performance. The Board considered LIAC’s view that underperformance was primarily attributable to the underperformance of underlying funds with a value bias due to value investments in U.S. large cap, U.S. small cap, international and emerging markets and considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderately Aggressive Structured Allocation Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Aggressive Allocation funds and a custom index (Moderately Aggressive Structured Allocation composite). The Board noted that the Fund’s return was below the median of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced operations in August 2010, which provided a limited period of time to evaluate investment performance. The Board considered LIAC’s view that underperformance was primarily attributable to the underperformance of underlying funds with a value bias due to value investments in U.S. large cap, U.S. small cap, international and emerging markets and considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for each Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Funds’ separate administrative fee in the Funds’ management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2014 of 0.10% and an expense limitation of 0.20% for the service class for the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund and LVIP SSgA Moderately Aggressive Index Allocation Fund. The Board noted that the investment management fees for each Fund, except LVIP SSgA Moderate Index Allocation Fund, giving effect to the advisory fee waiver and expense limitation for each Fund, as applicable, were below the median investment management fee of the respective Morningstar peer group. The Board noted that the investment management fees for the LVIP SSgA Moderate Index Allocation Fund, giving effect to the advisory fee waiver and expense limitation, were slightly higher than the investment management fee of a Morningstar peer group. The Board considered that total expenses including acquired fund fees and expenses, giving effect to the advisory fee waiver and expense limitation for each Fund, were below the average expense ratios of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation was reasonable.

The Board considered that LIAC had implemented an advisory fee waiver of 0.10% for the LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund through April 30, 2014 and an expense limitation of 0.20% for the standard class for the LVIP SSgA Conservative Structured Allocation Fund through April 30, 2014. The Board noted that the investment management fees for each Fund giving effect to the advisory fee waiver and expense limitation for each Fund, as applicable, were below the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation if applicable, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund and an expense limitation for the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund and LVIP SSgA Conservative Structured Allocation Fund through April 30, 2014 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies

LVIP SSgA Allocation Funds–42

LVIP SSgA Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that its continuation is in the best interests of each Fund.

LVIP SSgA Allocation Funds–43

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP SSgA Allocation Funds–44

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Allocation Funds–45

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454- 6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Allocation Funds–46

LVIP SSgA Bond Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP SSgA Bond Index Fund

LVIP SSgA Bond Index Fund

2013 Annual Report Commentary (unaudited)

The Fund returned (2.57%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, returned (2.02%).

2013 was a difficult year for U.S. fixed income as evidenced by the U.S. Aggregate index’s negative annual total return of -2.02%. The poor performance was largely a result of the Agg’s exposure to the U.S. Treasury market and the struggle that this component found itself in during the period. Conversely, the Corporate component was a bright spot and was most responsible for allowing the Aggregate index to post an excess return (return over similarly duration matched U.S. Treasuries) of 0.93% for the year. The annual return information by major components came in as follows: U.S. Treasury -2.75%, Government-Related -2.71% (excess return 0.00%), Securitized -1.31% (excess return 0.97) and Corporate at -1.53% (excess return 2.86%).

The overriding focus of market participants in 2013 was monitoring the U.S. Federal Reserve with specific attention to details around their quantitative easing policy that remained in place during the period. Generally, this unprecedented easy monetary policy had the effect that the Fed was looking to foster as it created a reach for yield environment to extend credit to further corners of the U.S. economy. Although this trend was threatened more than a few times by things like Cyprus, the Italian elections, the U.S. government shutdown and debt ceiling issues, and the mention of “tapering” QE3, investors always found their way back. While bipartisanship can take credit for clearing the government shutdown and debt ceiling issues, it was the increased belief that the U.S. economy was on the mend that allowed investors to look beyond the European concerns as well as gain comfort that the reduction of Fed purchases that were announced in December were appropriately timed.

Factors that contributed to tracking error volatility include fees, sampling error, and transaction costs. The Fund seeks to match the returns of the Barclays Capital U.S. Aggregate Bond Index. As a result, we seek to maintain a portfolio which matches all of the major characteristics of the index, including sector, quality, yield and duration.

The Fund uses a stratified sampling approach to match the index major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above its benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, Barclays Capital U.S. Aggregate Bond Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Fixed Income IndexTeam

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Bond Index Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,434 for the Standard Class shares and $12,261 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $12,827. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	- 2.57%
Five Years	+ 3.78%
Inception (5/1/08)	+ 3.92%

Service Class Shares
One Year	- 2.81%
Five Years	+ 3.52%
Inception (5/1/08)	+ 3.66%

1

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSgA Bond Index Fund–1

LVIP SSgA Bond Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual
Standard Class Shares	$1,000.00	$1,001.40	0.38%	$1.92
Service Class Shares	1,000.00	1,000.20	0.63%	3.18

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.29	0.38%	$1.94
Service Class Shares	1,000.00	1,022.03	0.63%	3.21

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Bond Index Fund–2

LVIP SSgA Bond Index Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Agency Mortgage-Backed Securities	29.56%

Agency Obligations	3.95%

Commercial Mortgage-Backed Securities	1.66%

Corporate Bonds	23.45%

Aerospace & Defense	0.35%
Air Freight & Logistics	0.06%
Airlines	0.07%
Auto Components	0.04%
Automobiles	0.04%
Beverages	0.57%
Biotechnology	0.18%
Building Products	0.03%
Capital Markets	2.18%
Chemicals	0.46%
Commercial Banks	2.06%
Commercial Services & Supplies	0.09%
Communications Equipment	0.12%
Computers & Peripherals	0.25%
Construction & Engineering	0.03%
Consumer Finance	0.71%
Containers & Packaging	0.04%
Diversified Consumer Services	0.05%
Diversified Financial Services	2.08%
Diversified Telecommunication Services	1.13%
Electric Utilities	1.25%
Electrical Equipment	0.04%
Electronic Equipment, Instruments & Components	0.06%
Energy Equipment & Services	0.28%
Food & Staples Retailing	0.47%
Food Products	0.41%
Gas Utilities	0.07%
Health Care Equipment & Supplies	0.25%
Health Care Providers & Services	0.45%
Hotels, Restaurants & Leisure	0.16%
Household Durables	0.20%
Independent Power Producers & Energy Traders	0.09%
Industrial Conglomerates	0.16%
Insurance	0.96%
Internet & Catalog Retail	0.02%
Internet Software & Services	0.05%
IT Services	0.21%
Leisure Equipment & Products	0.01%
Life Sciences Tools & Services	0.06%
Machinery	0.24%
Media	1.01%
Metals & Mining	0.63%
Multiline Retail	0.15%

Security Type/Sector	Percentage of Net Assets

Multi-Utilities	0.29%
Office Electronics	0.05%
Oil, Gas & Consumable Fuels	2.39%
Paper & Forest Products	0.09%
Personal Products	0.01%
Pharmaceuticals	0.84%
Professional Services	0.01%
Real Estate Investment Trusts	0.59%
Real Estate Management & Development	0.00%
Road & Rail	0.32%
Semiconductors & Semiconductor Equipment	0.14%
Software	0.25%
Specialty Retail	0.21%
Textiles, Apparel & Luxury Goods	0.02%
Thrift & Mortgage Finance	0.01%
Tobacco	0.23%
Trading Companies & Distributors	0.00%
Wireless Telecommunication Services	0.23%

Municipal Bonds	0.82%

Non-Agency Asset-Backed Securities	0.40%

Regional Bonds	0.43%

Sovereign Bonds	1.68%

Supranational Banks	1.47%

U.S. Treasury Obligations	35.44%

Money Market Fund	5.15%

Total Value of Securities	104.01%

Liabilities Net of Receivables and Other Assets	(4.01%	)

Total Net Assets	100.00%

LVIP SSgA Bond Index Fund–3

LVIP SSgA Bond Index Fund

Statement of Net Assets

December 31, 2013

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES–29.56%
Fannie Mae ARM
•2.526% 7/1/38	214,139	$227,494
•2.565% 9/1/37	275,391	292,893
•2.855% 11/1/35	330,919	342,142
•2.938% 11/1/41	350,070	368,543
•3.278% 1/1/41	2,329,192	2,434,705
•3.295% 6/1/41	3,676,660	3,880,877
•5.415% 9/1/38	36,377	38,835
•5.789% 3/1/37	413,207	442,984
Fannie Mae S.F. 10 yr
3.00% 8/1/21	3,308,740	3,431,445
4.50% 2/1/14	332	354
4.50% 4/1/14	3,554	3,779
5.50% 12/1/14	24,776	26,297
5.50% 11/1/15	3,587	3,808
6.00% 3/1/16	170,879	177,724
6.00% 10/1/16	134,370	140,982
6.00% 12/1/17	63,080	65,816
6.00% 9/1/18	19,879	21,446
Fannie Mae S.F. 15 yr
2.50% 10/1/27	1,908,303	1,890,823
2.50% 3/1/28	4,409,915	4,379,450
2.50% 4/1/28	4,694,172	4,651,174
2.50% 7/1/28	962,919	954,099
2.50% 9/1/28	1,947,957	1,930,114
2.50% 10/1/28	4,948,334	4,903,007
3.00% 11/1/26	4,147,799	4,237,298
3.00% 6/1/27	1,040,212	1,062,737
3.00% 8/1/27	1,901,303	1,942,530
3.00% 9/1/27	7,797,063	7,966,146
3.00% 10/1/27	1,146,704	1,171,580
3.00% 12/1/27	354,383	362,082
3.50% 11/1/25	1,176,449	1,231,057
3.50% 12/1/25	2,771,669	2,901,635
3.50% 12/1/26	1,668,329	1,745,099
4.00% 4/1/24	251,941	267,244
4.00% 5/1/24	476,715	505,515
4.00% 6/1/24	453,214	480,270
4.00% 7/1/24	233,648	247,837
4.00% 10/1/24	18,356	19,466
4.00% 12/1/24	689,714	731,422
4.00% 1/1/25	877,023	938,656
4.00% 3/1/25	959,415	1,026,214
4.00% 5/1/25	411,312	436,183
4.00% 7/1/25	8,455	8,962
4.00% 8/1/25	33,460	35,468
4.00% 9/1/25	387,392	410,569
4.00% 10/1/25	417,986	443,202
4.00% 1/1/26	12,308	13,050
4.00% 3/1/26	1,060,262	1,123,867
4.00% 5/1/26	11,926	12,637
4.50% 2/1/23	211,402	224,857
4.50% 4/1/23	19,913	21,207

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.50% 5/1/23	24,643	$26,260
4.50% 6/1/23	619,792	660,554
4.50% 11/1/23	30,293	32,277
4.50% 1/1/24	5,343	5,686
4.50% 2/1/24	7,357	7,838
4.50% 3/1/24	9,352	9,955
4.50% 4/1/24	275,711	293,815
4.50% 5/1/24	517,834	551,645
4.50% 7/1/24	442,493	471,288
4.50% 8/1/24	573,388	610,663
4.50% 11/1/24	269,390	286,897
4.50% 4/1/25	433,459	461,422
4.50% 5/1/25	42,604	45,346
4.50% 6/1/25	9,422	10,030
5.00% 6/1/19	2,873	3,062
5.00% 4/1/21	98,054	105,624
5.00% 4/1/23	60,271	65,088
5.00% 6/1/23	1,003,747	1,083,350
5.00% 9/1/23	432,506	467,012
5.00% 11/1/23	277,303	295,275
5.00% 12/1/23	259,340	279,912
5.00% 4/1/24	349,978	377,726
5.00% 3/1/25	109,395	118,122
5.00% 6/1/25	5,034	5,431
5.50% 12/1/18	277,991	297,025
5.50% 3/1/20	473,422	505,907
5.50% 4/1/22	100,074	109,777
5.50% 7/1/22	129,311	141,825
5.50% 1/1/24	115,491	126,700
5.50% 2/1/24	255,892	280,764
6.00% 2/1/14	661	661
6.00% 12/1/18	138	139
6.00% 6/1/20	16,362	17,386
6.00% 8/1/22	24,759	27,019
6.00% 9/1/22	90,289	98,924
6.00% 8/1/23	14,880	16,382
Fannie Mae S.F. 15 yr TBA
3.50% 1/1/28	5,500,000	5,751,582
4.00% 1/1/24	3,000,000	3,178,828
Fannie Mae S.F. 20 yr
6.50% 12/1/17	841	934
Fannie Mae S.F. 30 yr
3.00% 9/1/42	2,811,419	2,671,832
3.00% 10/1/42	4,254,683	4,043,924
3.00% 11/1/42	2,814,078	2,674,497
3.00% 12/1/42	2,608,571	2,479,165
3.00% 1/1/43	5,707,425	5,424,473
3.00% 3/1/43	12,046,430	11,448,970
3.00% 4/1/43	2,999,998	2,851,318
3.00% 6/1/43	6,102,514	5,800,819
3.00% 6/1/43	2,458,320	2,336,552
3.00% 8/1/43	6,433,245	6,114,793
3.50% 10/1/40	1,442,246	1,434,429

LVIP SSgA Bond Index Fund–4

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.50% 12/1/40	705,464	$701,621
3.50% 2/1/41	1,285,723	1,278,678
3.50% 8/1/42	1,000,000	994,409
3.50% 9/1/42	10,826,074	10,765,424
3.50% 10/1/42	6,309,722	6,274,366
3.50% 11/1/42	2,555,917	2,541,613
3.50% 1/1/43	4,569,035	4,543,457
3.50% 7/1/43	8,798,223	8,749,109
4.00% 1/1/39	73,203	75,338
4.00% 2/1/39	140,687	144,899
4.00% 3/1/39	5,850	6,024
4.00% 4/1/39	503,554	518,608
4.00% 6/1/39	210,527	216,823
4.00% 8/1/39	825,448	850,966
4.00% 9/1/39	1,026,419	1,059,453
4.00% 11/1/39	69,402	71,461
4.00% 12/1/39	1,724,102	1,777,170
4.00% 1/1/40	712,382	733,534
4.00% 5/1/40	329,137	338,944
4.00% 8/1/40	139,607	143,777
4.00% 9/1/40	289,579	298,229
4.00% 10/1/40	1,285,379	1,323,886
4.00% 11/1/40	1,889,324	1,946,040
4.00% 12/1/40	2,695,176	2,779,096
4.00% 1/1/41	7,358,279	7,578,958
4.00% 2/1/41	1,660,252	1,710,413
4.00% 3/1/41	44,958	46,299
4.00% 4/1/41	596,158	614,064
4.00% 5/1/41	3,123,561	3,217,755
4.00% 6/1/41	50,552	52,064
4.00% 9/1/41	666,791	686,895
4.00% 10/1/41	373,063	384,298
4.00% 11/1/41	699,320	720,415
4.00% 12/1/41	31,285	32,227
4.00% 1/1/42	25,073	25,831
4.00% 3/1/42	564,123	581,102
4.00% 10/1/43	7,448,333	7,672,616
4.50% 8/1/33	46,034	48,968
4.50% 1/1/34	32,182	34,207
4.50% 9/1/35	180,695	191,641
4.50% 2/1/38	64,388	68,148
4.50% 4/1/38	72,714	76,975
4.50% 7/1/38	75,262	79,680
4.50% 11/1/38	348,444	369,055
4.50% 2/1/39	833,410	882,899
4.50% 3/1/39	651,319	690,038
4.50% 4/1/39	1,924,707	2,043,163
4.50% 5/1/39	718,234	764,065
4.50% 6/1/39	245,302	259,847
4.50% 7/1/39	1,073,212	1,137,110
4.50% 9/1/39	463,473	492,439
4.50% 1/1/40	1,499,283	1,604,242

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 2/1/40	2,865,792	$3,048,685
4.50% 5/1/40	1,739,972	1,847,098
4.50% 6/1/40	810,947	859,300
4.50% 8/1/40	347,228	367,849
4.50% 9/1/40	990,638	1,049,824
4.50% 10/1/40	5,486,246	5,816,038
4.50% 11/1/40	960,380	1,018,600
4.50% 2/1/41	3,913,398	4,147,858
4.50% 4/1/41	40,173	42,585
4.50% 5/1/41	335,884	356,170
4.50% 6/1/41	538,902	571,036
5.00% 12/1/32	85,458	92,822
5.00% 9/1/33	322,179	350,914
5.00% 4/1/34	1,176,995	1,280,081
5.00% 7/1/34	746,698	811,335
5.00% 11/1/34	369,558	402,130
5.00% 4/1/35	238,815	259,331
5.00% 6/1/35	394,997	428,926
5.00% 7/1/35	4,600,571	4,996,996
5.00% 9/1/35	87,183	94,612
5.00% 10/1/35	308,846	335,223
5.00% 12/1/35	1,436,082	1,558,898
5.00% 2/1/36	3,297,151	3,578,434
5.00% 3/1/36	187,829	203,891
5.00% 11/1/36	67,454	73,238
5.00% 8/1/37	55,721	60,415
5.00% 4/1/38	458,988	497,461
5.00% 7/1/38	48,642	52,719
5.00% 11/1/38	63,036	68,319
5.00% 8/1/39	2,082,042	2,261,502
5.00% 12/1/39	437,689	477,984
5.00% 1/1/40	940,747	1,031,629
5.00% 7/1/40	3,516,287	3,827,479
5.50% 11/1/33	114,529	126,272
5.50% 1/1/34	154,729	170,420
5.50% 5/1/34	206,811	227,882
5.50% 7/1/34	319,936	351,838
5.50% 10/1/34	353,296	392,072
5.50% 9/1/35	204,581	224,862
5.50% 10/1/35	223,084	245,225
5.50% 12/1/35	782,526	862,441
5.50% 1/1/36	1,035,351	1,138,825
5.50% 4/1/36	2,991,616	3,286,416
5.50% 8/1/36	589,751	648,360
5.50% 1/1/37	877,700	963,400
5.50% 2/1/37	89,431	98,704
5.50% 3/1/37	226,594	248,870
5.50% 5/1/37	355,253	392,752
5.50% 6/1/37	303,833	334,648
5.50% 8/1/37	114,468	125,667
5.50% 11/1/37	2,566	2,816
5.50% 12/1/37	1,060	1,163

LVIP SSgA Bond Index Fund–5

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 1/1/38	6,521,364	$7,158,878
5.50% 2/1/38	196,206	215,415
5.50% 5/1/38	462,148	507,366
5.50% 6/1/38	31,558	34,661
5.50% 7/1/38	274,186	300,959
5.50% 10/1/38	111,304	122,213
5.50% 1/1/39	546,893	600,617
5.50% 5/1/39	1,065,918	1,171,532
5.50% 6/1/39	1,024,761	1,125,028
5.50% 10/1/39	458,467	503,232
5.50% 7/1/41	871,592	956,769
6.00% 12/1/35	294,613	331,347
6.00% 2/1/36	135,620	151,198
6.00% 6/1/36	81,676	90,720
6.00% 7/1/36	255,976	284,219
6.00% 8/1/36	153,672	170,603
6.00% 9/1/36	267,631	296,914
6.00% 10/1/36	249,053	276,072
6.00% 11/1/36	16,568	18,337
6.00% 1/1/37	159,414	177,414
6.00% 2/1/37	970,962	1,078,916
6.00% 3/1/37	100,009	110,697
6.00% 4/1/37	18,352	20,313
6.00% 5/1/37	306,747	340,023
6.00% 6/1/37	175,924	195,106
6.00% 8/1/37	455,561	504,041
6.00% 9/1/37	591,536	654,617
6.00% 10/1/37	962,408	1,064,658
6.00% 11/1/37	174,095	192,591
6.00% 1/1/38	91,717	101,544
6.00% 2/1/38	119,908	132,647
6.00% 4/1/38	10,647	11,782
6.00% 5/1/38	376,378	416,539
6.00% 6/1/38	184,368	203,956
6.00% 8/1/38	136,155	150,620
6.00% 9/1/38	72,190	79,930
6.00% 10/1/38	93,747	103,708
6.00% 11/1/38	102,032	112,905
6.00% 12/1/38	1,373,505	1,526,893
6.00% 4/1/40	1,087,512	1,203,799
6.50% 3/1/32	1,318	1,466
6.50% 7/1/36	184,944	205,519
6.50% 9/1/36	184,731	205,195
6.50% 11/1/36	206,585	235,006
6.50% 9/1/37	29,399	32,727
6.50% 10/1/37	374,179	417,156
6.50% 2/1/38	345,232	390,919
6.50% 3/1/38	613,502	682,771
6.50% 5/1/38	123,371	137,123
6.50% 7/1/38	397,178	441,497
6.50% 10/1/38	319,991	356,411
7.00% 8/1/39	686,446	777,253

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/43	2,000,000	$1,898,594
3.50% 1/1/43	12,000,000	11,920,313
4.00% 1/1/41	9,500,000	9,779,063
4.50% 1/1/43	10,000,000	10,595,703
5.00% 1/1/38	1,000,000	1,086,016
Freddie Mac ARM
•2.528% 11/1/37	247,297	261,819
•2.536% 9/1/37	466,430	494,756
•3.503% 9/1/40	1,295,679	1,361,521
•3.653% 8/1/40	880,218	935,559
•5.971% 6/1/36	107,366	109,543
Freddie Mac S.F. 15 yr
2.50% 4/1/28	210,458	208,796
2.50% 7/1/28	707,754	702,013
2.50% 8/1/28	4,876,728	4,837,171
2.50% 9/1/28	3,514,513	3,486,432
2.50% 10/1/28	4,962,312	4,922,061
3.00% 11/1/26	5,220,279	5,321,561
3.00% 2/1/27	462,095	471,337
3.00% 3/1/27	2,642,717	2,696,994
3.00% 4/1/27	1,969,573	2,007,787
3.00% 11/1/27	903,089	920,611
3.50% 12/1/25	2,848,423	2,980,666
3.50% 3/1/26	2,131,512	2,223,514
4.00% 2/1/24	146,886	156,146
4.00% 8/1/24	231,524	244,508
4.00% 2/1/25	310,280	327,753
4.00% 7/1/25	951,568	1,004,932
4.00% 4/1/26	1,970,102	2,081,955
4.50% 1/1/15	10,517	11,138
4.50% 2/1/15	8,484	8,985
4.50% 8/1/15	7,371	7,805
4.50% 3/1/18	209,285	221,775
4.50% 4/1/18	177,761	188,398
4.50% 10/1/18	66,531	70,522
4.50% 11/1/18	258,382	273,897
4.50% 12/1/18	114,616	121,483
4.50% 1/1/19	119,219	126,369
4.50% 2/1/19	153,222	162,419
4.50% 7/1/19	217,289	230,229
4.50% 12/1/19	78,940	83,675
4.50% 4/1/21	60,450	64,100
4.50% 1/1/23	73,244	78,488
4.50% 4/1/23	120,391	129,099
4.50% 5/1/23	238,153	255,425
4.50% 6/1/23	17,122	18,143
4.50% 12/1/23	27,776	29,788
4.50% 6/1/24	11,465	12,296
4.50% 7/1/24	403,905	433,304
4.50% 8/1/24	172,932	185,512
4.50% 11/1/24	349,571	374,954

LVIP SSgA Bond Index Fund–6

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
4.50% 5/1/25	140,266	$150,505
5.00% 10/1/17	18,908	20,020
5.00% 4/1/18	319,538	338,169
5.00% 1/1/22	360,155	388,810
5.00% 6/1/22	159,726	172,463
5.00% 4/1/23	254,213	274,593
5.00% 1/1/25	41,943	44,933
5.00% 3/1/25	592,100	629,984
5.00% 7/1/25	128,535	138,736
5.50% 12/1/15	42,706	44,917
5.50% 11/1/16	250,282	263,405
5.50% 11/1/17	74,316	78,141
5.50% 4/1/18	119,542	125,990
5.50% 11/1/21	2,548	2,683
5.50% 6/1/23	35,833	38,919
5.50% 7/1/24	215,114	226,419
5.50% 12/1/24	341,577	359,853
6.00% 12/1/22	136,456	144,221
6.00% 11/1/23	182,054	199,750
Freddie Mac S.F. 15 yr TBA
2.50% 1/1/28	6,000,000	5,944,453
3.00% 1/1/27	5,000,000	5,092,578
Freddie Mac S.F. 30 yr
3.00% 10/1/42	2,869,130	2,721,543
3.00% 1/1/43	6,114,103	5,799,596
3.00% 3/1/43	7,217,866	6,846,582
3.00% 4/1/43	4,806,203	4,558,975
3.00% 7/1/43	1,936,948	1,837,312
3.00% 8/1/43	770,753	731,106
3.00% 10/1/43	768,024	728,517
3.50% 2/1/42	3,928,339	3,902,202
3.50% 5/1/42	3,872,990	3,847,221
3.50% 10/1/42	3,719,444	3,694,697
3.50% 5/1/43	2,919,436	2,900,012
3.50% 8/1/43	5,314,023	5,278,666
4.00% 5/1/39	322,317	331,236
4.00% 5/1/39	304,918	313,347
4.00% 2/1/40	200,535	206,068
4.00% 5/1/40	332,823	341,947
4.00% 8/1/40	84,791	87,145
4.00% 9/1/40	738,706	759,119
4.00% 11/1/40	5,915,789	6,083,616
4.00% 12/1/40	2,738,505	2,814,368
4.00% 2/1/41	2,287,263	2,354,173
4.00% 12/1/41	628,646	646,108
4.00% 1/1/42	1,050,108	1,079,372
4.00% 3/1/42	215,396	221,387
4.00% 6/1/42	21,524	22,120
4.50% 2/1/39	139,651	147,514
4.50% 4/1/39	63,299	66,965
4.50% 5/1/39	228,088	242,252
4.50% 6/1/39	1,747,951	1,854,614

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.50% 7/1/39	401,672	$425,030
4.50% 9/1/39	1,214,534	1,294,164
4.50% 10/1/39	1,220,898	1,294,018
4.50% 1/1/40	2,921,276	3,104,899
4.50% 2/1/40	1,806,764	1,920,107
4.50% 7/1/40	344,338	364,959
4.50% 9/1/40	1,676,309	1,781,830
4.50% 2/1/41	6,123,927	6,519,903
4.50% 3/1/41	725,676	772,376
5.00% 10/1/34	466,177	506,735
5.00% 2/1/35	87,422	94,562
5.00% 8/1/35	202,656	219,057
5.00% 10/1/35	96,829	104,585
5.00% 11/1/35	38,573	41,543
5.00% 12/1/35	341,669	369,011
5.00% 2/1/37	251,452	270,736
5.00% 4/1/37	281,020	302,532
5.00% 5/1/37	315,761	339,933
5.00% 12/1/37	845,068	909,757
5.00% 1/1/38	11,336	12,203
5.00% 4/1/38	10,130	10,907
5.00% 6/1/38	492,746	530,560
5.00% 7/1/38	57,777	62,200
5.00% 9/1/38	24,990	26,903
5.00% 10/1/38	495,294	533,223
5.00% 12/1/38	404,471	435,553
5.00% 1/1/39	122,688	132,102
5.00% 2/1/39	167,989	180,943
5.00% 3/1/39	750,966	815,933
5.00% 8/1/39	198,673	216,049
5.00% 9/1/39	1,373,139	1,486,676
5.00% 1/1/40	1,176,505	1,273,196
5.00% 5/1/40	493,281	534,436
5.00% 6/1/40	2,704,889	2,925,435
5.00% 9/1/40	299,987	323,028
5.00% 3/1/41	891,550	961,812
5.50% 8/1/33	97,322	107,274
5.50% 6/1/34	233,397	256,134
5.50% 6/1/35	165,989	181,862
5.50% 11/1/35	304,038	331,948
5.50% 1/1/37	170,789	186,138
5.50% 5/1/37	213,545	232,864
5.50% 7/1/37	93,462	103,004
5.50% 1/1/38	958,581	1,044,732
5.50% 2/1/38	213,691	232,896
5.50% 5/1/38	1,364,078	1,493,296
5.50% 6/1/38	56,513	61,592
5.50% 8/1/38	191,627	211,192
5.50% 12/1/38	225,802	247,384
5.50% 8/1/39	309,218	339,175
5.50% 12/1/39	905,819	990,356
5.50% 3/1/40	825,982	900,216

LVIP SSgA Bond Index Fund–7

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.50% 4/1/40	1,646,215	$1,794,168
5.50% 5/1/40	751,040	818,596
5.50% 6/1/41	172,917	188,457
6.00% 11/1/28	31,781	35,562
6.00% 7/1/33	26,696	29,571
6.00% 8/1/36	56,854	62,667
6.00% 11/1/36	157,540	173,965
6.00% 4/1/37	2,273	2,506
6.00% 5/1/37	341,507	376,945
6.00% 8/1/37	646,381	714,054
6.00% 9/1/37	403,736	447,122
6.00% 10/1/37	122,457	135,847
6.00% 11/1/37	599,210	660,470
6.00% 12/1/37	35,105	38,939
6.00% 1/1/38	456,453	503,118
6.00% 4/1/38	30,219	33,308
6.00% 6/1/38	74,559	82,181
6.00% 7/1/38	124,690	137,451
6.00% 8/1/38	143,599	158,357
6.00% 9/1/38	91,704	101,085
6.00% 10/1/38	246,198	271,407
6.00% 11/1/38	54,091	59,621
6.00% 3/1/39	98,546	108,621
6.00% 4/1/39	79,560	87,775
6.00% 9/1/39	465,684	514,354
6.00% 12/1/39	376,950	416,650
6.00% 5/1/40	2,800,772	3,089,854
6.50% 11/1/36	456,307	509,031
6.50% 8/1/37	226,164	252,340
6.50% 10/1/37	51,388	57,156
6.50% 6/1/38	81,180	90,209
6.50% 4/1/39	291,056	323,471
Freddie Mac S.F. 30 yr TBA
3.50% 1/1/42	4,650,000	4,613,672
4.00% 1/1/41	7,000,000	7,188,672
4.50% 1/1/40	2,000,000	2,116,172
5.00% 1/1/39	3,000,000	3,235,313
GNMAI S.F. 30 yr
3.00% 9/15/42	2,724,191	2,636,041
3.00% 11/15/42	2,351,642	2,275,547
3.00% 12/15/42	727,570	704,027
3.50% 10/15/40	467,612	472,102
3.50% 1/15/41	175,072	176,753
3.50% 7/15/41	104,594	105,842
3.50% 10/15/41	1,365,787	1,378,899
3.50% 3/15/42	117,699	118,829
3.50% 6/15/42	5,385,391	5,437,094
3.50% 7/15/42	2,109,958	2,130,215
3.50% 10/15/42	668,620	675,039
3.50% 4/15/43	2,142,504	2,163,073
4.00% 6/15/39	194,376	202,234

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
4.00% 7/15/39	290,416	$302,156
4.00% 8/15/39	253,053	263,282
4.00% 8/15/40	1,345,443	1,399,969
4.00% 10/15/40	1,111,708	1,161,668
4.00% 12/15/40	1,513,169	1,585,011
4.00% 1/15/41	1,530,515	1,603,332
4.00% 9/15/41	2,465,012	2,564,757
4.50% 1/15/39	1,688,743	1,814,227
4.50% 2/15/39	448,540	479,258
4.50% 3/15/39	2,492,032	2,662,282
4.50% 4/15/39	246,568	263,454
4.50% 5/15/39	203,343	219,266
4.50% 6/15/39	741,679	792,381
4.50% 7/15/39	922,782	985,774
4.50% 8/15/39	148,013	158,123
4.50% 9/15/39	817,722	873,718
4.50% 10/15/39	1,847,443	1,996,361
4.50% 11/15/39	1,212,594	1,301,187
4.50% 12/15/39	515,198	550,968
4.50% 1/15/40	2,411,015	2,588,461
4.50% 4/15/40	722,912	773,146
4.50% 5/15/40	693,746	748,001
4.50% 6/15/40	1,728,662	1,858,666
4.50% 7/15/40	312,170	333,611
4.50% 8/15/40	728,485	778,479
4.50% 9/15/40	503,519	541,331
4.50% 1/15/41	500,766	539,735
4.50% 2/15/41	4,178,999	4,487,224
4.50% 3/15/41	559,617	598,751
4.50% 6/15/41	515,367	551,382
4.50% 7/15/41	66,834	71,745
5.00% 3/15/35	158,054	173,054
5.00% 3/15/38	54,271	58,902
5.00% 4/15/38	46,201	50,143
5.00% 5/15/38	8,333	9,044
5.00% 8/15/38	48,407	52,529
5.00% 11/15/38	59,845	64,969
5.00% 1/15/39	542,592	588,632
5.00% 4/15/39	671,720	727,833
5.00% 5/15/39	2,240,447	2,436,106
5.00% 6/15/39	1,656,009	1,809,956
5.00% 9/15/39	3,670,249	4,025,427
5.00% 10/15/39	311,335	338,022
5.00% 11/15/39	800,849	877,363
5.00% 1/15/40	2,386,087	2,608,474
5.00% 2/15/40	1,053,304	1,154,235
5.00% 4/15/40	851,771	926,929
5.00% 7/15/40	900,083	979,384
5.00% 8/15/41	379,258	414,238
5.50% 10/15/33	448,460	498,133
5.50% 4/15/37	117,651	130,062
5.50% 7/15/37	66,664	73,319

LVIP SSgA Bond Index Fund–8

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
5.50% 1/15/38	2,330	$2,562
5.50% 2/15/38	524,880	579,284
5.50% 7/15/38	3,827	4,200
5.50% 8/15/38	118,254	130,057
5.50% 9/15/38	1,154,225	1,270,488
5.50% 12/15/38	186,901	205,576
5.50% 1/15/39	214,434	235,671
5.50% 5/15/39	624,217	686,726
5.50% 7/15/39	17,892	19,644
5.50% 10/15/39	653,636	719,094
5.50% 4/15/40	1,120,996	1,244,732
5.50% 2/15/41	172,573	189,673
6.00% 5/15/37	272,346	303,071
6.00% 1/15/38	241,458	268,397
6.00% 3/15/38	12,228	13,593
6.00% 5/15/38	622,726	700,995
6.00% 7/15/38	330,508	367,764
6.00% 8/15/38	428,788	477,082
6.00% 10/15/38	370,811	412,678
6.00% 11/15/38	245,815	273,432
6.00% 12/15/38	427,733	475,463
6.00% 1/15/39	82,812	92,185
6.00% 5/15/39	7,952	8,846
6.00% 6/15/39	6,447	7,172
6.00% 8/15/39	18,094	20,365
6.00% 10/15/39	20,569	22,853
6.00% 6/15/40	7,779	8,656
6.00% 12/15/40	1,727,508	1,919,693
6.50% 8/15/37	162,662	185,633
6.50% 3/15/38	28,024	31,278
6.50% 5/15/38	62,915	72,411
6.50% 7/15/38	104,592	116,729
6.50% 8/15/38	4,000	4,464
6.50% 9/15/38	69,866	77,977
6.50% 10/15/38	54,381	61,521
6.50% 2/15/39	434,142	491,998
6.50% 8/15/39	38,796	43,307
GNMA I S.F. 30 yr TBA
4.00% 1/1/41	2,000,000	2,078,203
5.50% 1/1/38	2,000,000	2,196,562
GNMA II S.F. 30 yr
3.00% 9/20/42	3,689,718	3,572,511
3.00% 11/20/42	1,867,024	1,807,841
3.00% 12/20/42	2,921,713	2,828,915
3.00% 1/20/43	2,849,902	2,759,398
3.00% 2/20/43	3,374,856	3,267,224
3.00% 3/20/43	5,788,636	5,604,175
3.00% 6/20/43	2,448,441	2,369,848
3.00% 9/20/43	3,970,449	3,842,613
3.50% 4/20/42	1,601,343	1,618,036
3.50% 6/20/42	2,110,163	2,132,076
3.50% 10/20/42	1,767,839	1,786,201

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.50% 12/20/42	3,580,953	$3,618,206
3.50% 2/20/43	6,324,591	6,390,361
3.50% 3/20/43	1,435,403	1,450,348
3.50% 5/20/43	4,350,303	4,395,445
4.00% 5/20/39	2,177,583	2,267,394
4.00% 8/20/40	1,286,418	1,339,899
4.00% 10/20/41	221,596	230,827
4.00% 11/20/41	3,687,260	3,838,863
4.00% 12/20/41	1,533,163	1,596,309
4.00% 8/20/42	1,635,668	1,703,127
4.50% 7/20/41	5,667,202	6,068,356
5.00% 4/20/43	3,519,115	3,814,944
GNMA II S.F. 30 yr TBA
3.00% 1/1/43	1,000,000	966,172
3.50% 1/1/42	6,500,000	6,557,129
4.00% 1/1/42	7,000,000	7,278,086
4.50% 1/1/41	4,000,000	4,276,562

Total Agency Mortgage-Backed Securities (Cost $679,313,309)		676,165,612

AGENCY OBLIGATIONS–3.95%
Fannie Mae
0.375% 3/16/15	1,000,000	1,001,908
0.375% 12/21/15	1,100,000	1,098,856
0.50% 5/27/15	1,100,000	1,103,300
0.50% 7/2/15	1,500,000	1,504,148
0.50% 9/28/15	1,000,000	1,002,200
0.50% 10/22/15	250,000	250,500
0.50% 3/28/16	200,000	199,889
0.50% 3/30/16	2,000,000	1,998,964
0.50% 5/20/16	1,500,000	1,496,199
0.52% 5/20/16	1,000,000	996,803
0.52% 5/27/16	125,000	124,744
0.80% 2/13/15	100,000	100,076
0.875% 10/26/17	750,000	737,932
0.875% 12/20/17	500,000	490,021
0.875% 2/8/18	1,000,000	975,756
0.875% 5/21/18	1,750,000	1,694,607
0.90% 11/7/17	750,000	736,457
1.00% 8/21/17	100,000	99,072
1.00% 10/11/17	2,000,000	1,986,506
1.00% 5/21/18	100,000	97,231
1.125% 6/28/17	500,000	499,908
1.625% 10/26/15	1,000,000	1,022,309
1.70% 10/4/19	125,000	119,653
1.75% 1/30/19	1,100,000	1,086,734
1.875% 10/15/15	100,000	102,470
1.875% 9/18/18	1,000,000	1,007,714
2.375% 7/28/15	500,000	516,003
2.375% 4/11/16	2,000,000	2,084,482
3.40% 9/27/32	250,000	211,116

LVIP SSgA Bond Index Fund–9

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
4.375% 10/15/15	1,000,000	$1,070,965
4.875% 12/15/16	500,000	559,672
5.00% 3/2/15	200,000	211,145
5.00% 4/15/15	1,500,000	1,591,404
5.00% 3/15/16	1,000,000	1,099,650
5.00% 2/13/17	1,000,000	1,126,183
5.00% 5/11/17	500,000	565,263
5.375% 6/12/17	600,000	686,656
5.625% 7/15/37	100,000	119,230
6.00% 4/18/36	100,000	109,586
6.25% 5/15/29	500,000	628,470
6.625% 11/15/30	300,000	391,311
7.125% 1/15/30	500,000	679,610
7.25% 5/15/30	500,000	688,187
8.95% 2/12/18	1,000,000	1,291,244
Federal Farm Credit Banks
1.50% 11/16/15	250,000	255,454
2.50% 6/20/22	125,000	117,644
4.875% 12/16/15	1,000,000	1,087,494
4.875% 1/17/17	300,000	336,552
5.125% 8/25/16	100,000	111,787
Federal Home Loan Banks
0.25% 1/16/15	500,000	500,530
0.25% 2/20/15	500,000	500,245
0.375% 8/28/15	1,500,000	1,501,547
0.375% 6/24/16	2,500,000	2,493,053
0.50% 11/20/15	2,500,000	2,504,323
1.20% 11/21/18	750,000	722,650
2.125% 12/21/15	250,000	258,561
2.25% 9/8/17	500,000	517,821
2.75% 3/13/15	500,000	515,092
2.875% 6/12/15	500,000	518,553
4.125% 3/13/20	400,000	439,255
4.625% 9/11/20	1,000,000	1,122,018
4.875% 5/17/17	200,000	225,971
5.00% 11/17/17	1,700,000	1,941,726
5.375% 5/18/16	2,000,000	2,227,962
5.375% 5/15/19	1,000,000	1,163,364
5.50% 7/15/36	300,000	348,231
Federal Home Loan Mortgage
0.32% 4/29/15	750,000	750,095
0.50% 4/17/15	2,500,000	2,508,990
0.50% 8/28/15	500,000	501,217
0.55% 2/13/15	100,000	100,057
0.55% 2/27/15	100,000	100,025
0.55% 9/4/15	500,000	500,237
0.65% 1/30/15	100,000	100,039
0.75% 1/12/18	1,000,000	974,228
0.80% 1/13/15	200,000	200,032
0.85% 2/24/16	100,000	100,089
0.85% 7/29/16	100,000	100,126

	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage (continued)
0.875% 10/14/16	1,100,000	$1,103,805
0.875% 3/7/18	1,250,000	1,215,475
1.00% 2/10/16	450,000	450,355
1.00% 2/24/16	200,000	200,250
1.00% 6/29/17	1,000,000	994,852
1.25% 8/1/19	500,000	476,588
1.25% 10/2/19	1,000,000	948,640
1.375% 5/1/20	1,100,000	1,032,814
1.75% 9/10/15	500,000	511,872
1.75% 5/30/19	500,000	491,781
2.00% 8/25/16	500,000	517,390
2.00% 7/30/19	100,000	99,566
2.25% 1/23/17	100,000	100,124
2.375% 1/13/22	6,500,000	6,225,018
2.50% 5/27/16	500,000	523,603
2.875% 2/9/15	1,000,000	1,029,526
3.75% 3/27/19	700,000	763,891
4.375% 7/17/15	1,000,000	1,063,325
4.50% 1/15/15	400,000	417,898
4.75% 11/17/15	1,000,000	1,081,351
4.75% 1/19/16	750,000	816,076
4.875% 6/13/18	1,150,000	1,308,071
5.00% 2/16/17	500,000	563,172
5.00% 4/18/17	1,000,000	1,128,788
5.125% 11/17/17	250,000	285,503
5.25% 4/18/16	1,000,000	1,108,380
5.50% 8/23/17	500,000	575,878
5.625% 11/23/35	100,000	105,763
6.25% 7/15/32	750,000	951,571
6.75% 9/15/29	100,000	132,302
6.75% 3/15/31	300,000	396,926
Financing
9.40% 2/8/18	480,000	624,094
10.70% 10/6/17	150,000	198,910
Tennessee Valley Authority
3.875% 2/15/21	400,000	423,030
4.625% 9/15/60	150,000	134,761
4.65% 6/15/35	500,000	498,894
4.70% 7/15/33	200,000	202,301
4.875% 12/15/16	100,000	111,734
5.25% 9/15/39	225,000	241,013
5.375% 4/1/56	200,000	206,075
5.50% 7/18/17	100,000	114,605
5.88% 4/1/36	75,000	87,167
6.15% 1/15/38	100,000	118,947
7.125% 5/1/30	100,000	131,069

Total Agency Obligations (Cost $89,503,897)		90,222,256

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.66%
Banc of America Commercial Mortgage Trust
Series 2006-6 A3 5.369% 10/10/45	250,000	255,462

LVIP SSgA Bond Index Fund–10

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Commercial Mortgage Trust (continued)
Series 2006-6 A4 5.356% 10/10/45	450,000	$484,463
—Series 2007-2 A2 5.633% 4/10/49	40,395	40,425
—Series 2007-2 A4 5.623% 4/10/49	400,000	443,247
—Series 2007-3 A4 5.649% 6/10/49	200,000	221,006
Series 2007-5 A4 5.492% 2/10/51	25,000	27,300
Banc of America Merrill Lynch Commercial Mortgage Series 2005-4 A5A 4.933% 7/10/45	500,000	525,121
Bear Stearns Commercial Mortgage Securities Trust
—Series 2006-PWR12 A4 5.712% 9/11/38	100,000	109,310
Series 2006-PWR13 A4 5.54% 9/11/41	150,000	163,547
Series 2006-TOP A4 5.537% 10/12/41	1,000,000	1,092,867
—Series 2007-PWR16 A4 5.706% 6/11/40	250,000	280,359
—Series 2007-PWR17 A4 5.694% 6/11/50	500,000	559,892
Series 2007-PWR18 A4 5.70% 6/11/50	360,000	404,649
—Series 2007-TOP28 5.835% 9/11/42	1,075,000	1,212,172
Citigroup Commercial Mortgage Trust
—Series 2007-C6 A4 5.705% 12/10/49	400,000	447,354
Series 2013-GC11 AS 3.422% 4/10/46	770,000	730,002
Citigroup/Deutsche Bank Commercial Mortgage Trust
—Series 2006-CD2 A4 5.304% 1/15/46	650,000	694,539
Series 2006-CD3 A5 5.617% 10/15/48	500,000	544,849
—COBALT Commercial Mortgage Trust
Series 2007-C2 A3 5.484% 4/15/47	444,868	490,775
Commerical Mortgage Pass Through Certificates
¿Series 2004-LNB2A A4 4.715% 3/10/39	20,439	20,440
—¿Series 2005-C6 A5A 5.116% 6/10/44	250,000	262,912
—¿Series 2006-C7 A4 5.752% 6/10/46	599,000	651,357
—¿Series 2007-C9 A4 5.80% 12/10/49	500,000	563,816
¿Series 2013-LC6 3.282% 1/10/46	1,000,000	943,292
Credit Suisse Commercial Mortgage Trust
—Series 2006-C3 A3 5.791% 6/15/38	1,004,596	1,093,821
—Series 2007-C3 A4 5.683% 6/15/39	182,407	200,203
—Series 2008-C1 A3 6.032% 2/15/41	200,000	225,881
General Electric Capital Commercial Mortgage
—Series 2005-C4 A4 5.31% 11/10/45	250,000	265,698
Series 2007-C1 A4 5.543% 12/10/49	725,000	785,302
Goldman Sachs Mortgage Securities II
Series 2005-GG4 A4 4.761% 7/10/39	440,412	456,368
—Series 2006-GG6 A4 5.553% 4/10/38	100,000	107,681
—Series 2007-GG10 A4 5.804% 8/10/45	500,000	549,034
Greenwich Capital Commercial Funding
—Series 2006-GG7 A4 5.82% 7/10/38	490,940	536,279
Series 2007-GG11 A4 5.736% 12/10/49	100,000	111,676
—JPMBB Commercial Mortgage
Securities Trust 2013-C14 Series 2013-C14 A4 4.133% 8/15/46	1,500,000	1,536,078

	Principal Amount°	Value (U.S. $)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
—Series 2005-CB11 A4 5.335% 8/12/37	494,205	$513,873
—Series 2005-CB13 AM 5.285% 1/12/43	500,000	532,548
—Series 2006-CB15 A4 5.814% 6/12/43	235,603	254,184
Series 2006-CB17 A4 5.429% 12/12/43	365,000	395,033
Series 2006-LDP8 A4 5.399% 5/15/45	1,000,000	1,089,441
Series 2013-C10 ASB 2.702% 12/15/47	1,000,000	974,894
Lehman Brothers-UBS Commercial Mortgage Trust
—Series 2005-C7 A4 5.197% 11/15/30	200,000	210,892
—Series 2006-C4 A4 5.858% 6/15/38	906,364	985,811
Series 2006-C6 A4 5.372% 9/15/39	250,000	272,700
—Series 2007-C6 A4 5.858% 7/15/40	597,318	649,320
—Series 2007-C7 A3 5.866% 9/15/45	701,410	777,904
—Series 2008-C1 A2 6.151% 4/15/41	350,000	400,063
Merrill Lynch Mortgage Trust
—Series 2007-C1 A4 5.858% 6/12/50	255,000	282,531
Series 2008-C1 A4 5.69% 2/12/51	900,000	1,006,189
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4 A3 5.172% 12/12/49	750,000	813,118
Series 2007-5 A4 5.378% 8/12/48	320,000	348,479
—Series 2007-9 AM 5.856% 9/12/49	1,050,000	1,175,029
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 3.102% 5/15/46	725,000	684,393
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	450,000	470,241
—Series 2006-HQ9 AJ 5.793% 7/12/44	500,000	539,339
—Series 2007-HQ12 A4 5.597% 4/12/49	200,000	203,819
—Series 2007-HQ12 A5 5.597% 4/12/49	250,000	274,451
—Series 2007-IQ15 A4 5.91% 6/11/49	250,000	278,894
Series 2007-IQ16 A4 5.809% 12/12/49	1,500,000	1,676,906
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 A4 3.525% 5/10/63	1,000,000	988,463
Wachovia Bank Commercial Mortgage Trust
—Series 2005-C21 A4 5.239% 10/15/44	852,762	903,971
—Series 2006-C27 AM 5.795% 7/15/45	250,000	272,383
Series 2006-C29 AM 5.339% 11/15/48	750,000	822,452
—Series 2007-C32 A3 5.733% 6/15/49	200,000	221,341
—Series 2007-C33 A5 5.924% 2/15/51	500,000	561,830
Series 2007-C34 A3 5.678% 5/15/46	500,000	556,432
WFRBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	940,000	881,420
—Series 2013-C15 C 4.486% 8/15/46	1,000,000	953,345

Total Commercial Mortgage-Backed Securities (Cost $35,308,984)		38,008,866

CORPORATE BONDS–23.45%
Aerospace & Defense–0.35%
Boeing
3.50% 2/15/15	100,000	103,326

LVIP SSgA Bond Index Fund–11

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Boeing (continued)
4.875% 2/15/20	200,000	$223,285
6.00% 3/15/19	100,000	117,919
6.125% 2/15/33	50,000	59,483
6.875% 3/15/39	100,000	132,637
Boeing Capital 2.125% 8/15/16	100,000	103,241
Embraer Overseas 5.15% 6/15/22	50,000	50,125
General Dynamics
1.00% 11/15/17	100,000	96,984
2.25% 7/15/16	150,000	154,719
2.25% 11/15/22	250,000	224,911
Honeywell International
4.25% 3/1/21	50,000	53,730
5.00% 2/15/19	100,000	112,492
5.30% 3/1/18	100,000	113,148
5.375% 3/1/41	65,000	71,689
5.70% 3/15/36	150,000	169,633
5.70% 3/15/37	100,000	113,416
L-3 Communications
3.95% 11/15/16	100,000	106,183
4.75% 7/15/20	100,000	103,919
4.95% 2/15/21	100,000	104,751
Lockheed Martin
3.35% 9/15/21	100,000	99,387
4.07% 12/15/42	279,000	244,941
4.25% 11/15/19	200,000	215,346
4.85% 9/15/41	100,000	98,644
Northrop Grumman
1.75% 6/1/18	150,000	146,488
3.25% 8/1/23	350,000	327,125
3.50% 3/15/21	100,000	99,551
5.05% 11/15/40	100,000	98,549
Northrop Grumman Systems
7.75% 2/15/31	150,000	191,799
Precision Castparts
1.25% 1/15/18	200,000	194,890
2.50% 1/15/23	200,000	181,556
3.90% 1/15/43	50,000	43,699
Raytheon
2.50% 12/15/22	125,000	114,100
3.125% 10/15/20	200,000	200,532
4.40% 2/15/20	100,000	107,301
4.70% 12/15/41	200,000	194,836
6.40% 12/15/18	50,000	59,099
7.20% 8/15/27	100,000	122,867
Rockwell Collins
3.70% 12/15/23	150,000	148,388
4.80% 12/15/43	100,000	100,788
5.25% 7/15/19	50,000	56,482
Textron 6.20% 3/15/15	100,000	106,112
United Technologies
1.80% 6/1/17	150,000	152,438

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
United Technologies (continued)
3.10% 6/1/22	409,000	$400,646
4.50% 4/15/20	210,000	228,778
4.50% 6/1/42	400,000	389,969
4.875% 5/1/15	300,000	317,144
5.375% 12/15/17	150,000	171,088
5.40% 5/1/35	200,000	225,393
6.05% 6/1/36	150,000	176,712
6.125% 2/1/19	250,000	295,430
6.125% 7/15/38	200,000	239,267

		7,964,936

Air Freight & Logistics–0.06%
FedEx
2.625% 8/1/22	55,000	49,813
3.875% 8/1/42	100,000	82,457
4.10% 4/15/43	100,000	85,415
8.00% 1/15/19	100,000	124,407
United Parcel Service
2.45% 10/1/22	125,000	115,087
3.125% 1/15/21	350,000	350,970
3.625% 10/1/42	75,000	63,402
4.875% 11/15/40	55,000	56,714
5.125% 4/1/19	200,000	227,745
6.20% 1/15/38	255,000	310,995

		1,467,005

Airlines–0.07%
#¿American Airlines Pass Through Trust Series 2013-2 Class A 144A 4.95% 1/15/23	400,000	417,000
Continental Airlines Pass Through Trust
¿Series 2009-1 9.00% 7/8/16	160,562	183,041
¿Series 2010-1 Class A 4.75% 1/12/21	89,209	94,785
¿Series 2012-1 Class A 4.15% 4/11/24	243,848	245,067
Delta Air Lines Pass Through Trust
¿Series 2009-1 Class A 7.75% 12/17/19	66,311	76,258
¿Series 2010-1 Class A 6.20% 7/2/18	75,834	84,555
¿Series 2010-2 Class A 4.95% 5/23/19	77,427	83,427
¿Hawaiian Airlines Pass Through Certificates Series 2013-1 Class A 3.90% 1/15/26	40,000	37,150
Southwest Airlines 5.125% 3/1/17	100,000	108,687
US Airways Pass Through Trust
¿Series 2012-1 Class A 5.90% 10/1/24	48,023	52,345
¿Series 2012-2 Class A 4.625% 6/3/25	99,657	101,152
¿Series 2013-1 Class A 3.95% 11/15/25	100,000	97,250

		1,580,717

Auto Components–0.04%
Delphi 5.00% 2/15/23	600,000	620,250
Johnson Controls
4.25% 3/1/21	60,000	62,437

LVIP SSgA Bond Index Fund–12

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Components (continued)
Johnson Controls (continued)
5.00% 3/30/20	100,000	$109,391
5.50% 1/15/16	100,000	108,676
5.70% 3/1/41	70,000	72,867

		973,621

Automobiles–0.04%
Daimler Finance North America
8.50% 1/18/31	200,000	291,142
Ford Motor
4.75% 1/15/43	400,000	362,100
7.45% 7/16/31	250,000	306,974

		960,216

Beverages–0.57%
Anheuser-Busch 6.45% 9/1/37	100,000	122,206
Anheuser-Busch InBev Finance
1.25% 1/17/18	250,000	244,847
2.625% 1/17/23	150,000	138,025
4.00% 1/17/43	100,000	89,262
Anheuser-Busch InBev Worldwide
0.80% 7/15/15	250,000	251,340
1.375% 7/15/17	250,000	249,690
2.50% 7/15/22	450,000	417,024
2.875% 2/15/16	45,000	46,869
3.625% 4/15/15	100,000	104,046
3.75% 7/15/42	136,000	115,814
4.125% 1/15/15	475,000	492,981
4.375% 2/15/21	30,000	32,127
5.375% 1/15/20	400,000	459,663
6.375% 1/15/40	200,000	244,824
7.75% 1/15/19	500,000	625,002
8.20% 1/15/39	200,000	293,459
Beam
1.75% 6/15/18	250,000	243,892
5.375% 1/15/16	9,000	9,745
Bottling Group
5.125% 1/15/19	200,000	226,087
5.50% 4/1/16	250,000	275,554
Brown-Forman
1.00% 1/15/18	250,000	241,293
2.50% 1/15/16	100,000	103,341
3.75% 1/15/43	125,000	105,767
Coca-Cola
0.75% 3/13/15	150,000	150,519
1.50% 11/15/15	300,000	305,799
1.65% 3/14/18	250,000	248,277
1.80% 9/1/16	245,000	251,048
2.45% 11/1/20	500,000	486,414
3.15% 11/15/20	170,000	172,723
3.30% 9/1/21	250,000	250,822
5.35% 11/15/17	150,000	170,939

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
Coca-Cola Enterprises
3.50% 9/15/20	100,000	$100,111
4.50% 9/1/21	200,000	208,131
Coca-Cola Femsa
2.375% 11/26/18	200,000	199,022
3.875% 11/26/23	200,000	197,731
Diageo Capital
0.625% 4/29/16	300,000	298,523
1.50% 5/11/17	125,000	124,832
2.625% 4/29/23	350,000	319,753
3.875% 4/29/43	30,000	25,910
4.828% 7/15/20	100,000	110,892
5.50% 9/30/16	100,000	111,966
5.75% 10/23/17	100,000	114,221
5.875% 9/30/36	100,000	115,229
Diageo Finance
3.25% 1/15/15	100,000	102,895
5.30% 10/28/15	100,000	108,303
Diageo Investment 8.00% 9/15/22	100,000	130,505
Dr. Pepper Snapple Group
2.00% 1/15/20	66,000	62,274
2.90% 1/15/16	200,000	207,673
6.82% 5/1/18	100,000	118,147
Fomento Economico Mexicano
2.875% 5/10/23	150,000	133,299
4.375% 5/10/43	200,000	166,013
Molson Coors Brewing 5.00% 5/1/42	250,000	245,527
PepsiCo
0.70% 8/13/15	300,000	300,438
0.70% 2/26/16	187,000	186,129
0.75% 3/5/15	100,000	100,281
1.25% 8/13/17	100,000	99,016
2.75% 3/1/23	250,000	231,852
3.00% 8/25/21	100,000	98,780
3.10% 1/15/15	200,000	205,544
3.125% 11/1/20	250,000	250,670
3.60% 8/13/42	250,000	206,630
4.00% 3/5/42	100,000	87,431
4.50% 1/15/20	100,000	108,908
4.875% 11/1/40	100,000	100,368
5.00% 6/1/18	150,000	168,427
5.50% 1/15/40	150,000	163,625
7.90% 11/1/18	200,000	250,255

		12,928,710

Biotechnology–0.18%
Amgen
2.125% 5/15/17	250,000	253,369
2.30% 6/15/16	150,000	154,746
2.50% 11/15/16	100,000	103,567
3.625% 5/15/22	100,000	99,243
3.875% 11/15/21	200,000	205,776

LVIP SSgA Bond Index Fund–13

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Amgen (continued)
4.10% 6/15/21	100,000	$104,369
4.50% 3/15/20	150,000	161,049
5.15% 11/15/41	250,000	249,989
5.375% 5/15/43	200,000	206,104
5.65% 6/15/42	200,000	212,570
5.75% 3/15/40	200,000	215,029
6.15% 6/1/18	250,000	292,196
6.375% 6/1/37	100,000	115,055
6.40% 2/1/39	50,000	57,428
6.90% 6/1/38	150,000	182,177
Biogen Idec 6.875% 3/1/18	100,000	118,003
Celgene
2.30% 8/15/18	143,000	142,370
3.25% 8/15/22	250,000	237,128
3.95% 10/15/20	100,000	103,728
4.00% 8/15/23	100,000	98,654
Genentech
4.75% 7/15/15	100,000	106,390
5.25% 7/15/35	50,000	52,861
Genzyme 5.00% 6/15/20	100,000	111,148
Gilead Sciences
4.40% 12/1/21	200,000	213,938
4.50% 4/1/21	100,000	106,670
5.65% 12/1/41	250,000	279,326

		4,182,883

Building Products–0.03%
CRH America
6.00% 9/30/16	150,000	167,676
8.125% 7/15/18	125,000	153,265
Owens Corning
4.20% 12/15/22	212,000	202,817
7.00% 12/1/36	100,000	108,040

		631,798

Capital Markets–2.18%
Ameriprise Financial
5.30% 3/15/20	200,000	225,851
7.30% 6/28/19	200,000	245,576
Ares Capital 4.875% 11/30/18	100,000	102,468
Bank of New York Mellon
0.70% 3/4/16	150,000	149,294
1.20% 2/20/15	45,000	45,357
f1.969% 6/20/17	250,000	252,920
2.10% 8/1/18	500,000	498,671
2.30% 7/28/16	200,000	206,684
3.55% 9/23/21	200,000	204,969
4.15% 2/1/21	100,000	106,424
4.95% 3/15/15	150,000	157,568
5.45% 5/15/19	100,000	113,751

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Capital Markets (continued)
Bear Stearns
4.65% 7/2/18	100,000	$108,998
5.30% 10/30/15	200,000	215,819
5.55% 1/22/17	300,000	334,585
7.25% 2/1/18	300,000	359,536
BlackRock
1.375% 6/1/15	300,000	303,861
3.375% 6/1/22	150,000	148,633
5.00% 12/10/19	100,000	113,056
6.25% 9/15/17	100,000	116,125
China Development Bank
5.00% 10/15/15	100,000	106,720
Comerica Bank 5.75% 11/21/16	100,000	112,584
Credit Suisse USA
4.875% 1/15/15	100,000	104,505
5.125% 8/15/15	400,000	428,813
5.375% 3/2/16	250,000	273,468
5.85% 8/16/16	100,000	112,342
Deutsche Bank
3.25% 1/11/16	200,000	209,276
—4.296% 5/24/28	200,000	181,408
6.00% 9/1/17	500,000	571,563
Deutsche Bank Financial
5.375% 3/2/15	200,000	209,408
Discover Bank 2.00% 2/21/18	250,000	245,783
Export-Import Bank of Korea
1.25% 11/20/15	200,000	201,116
3.75% 10/20/16	200,000	212,870
4.00% 1/11/17	100,000	106,439
4.00% 1/29/21	100,000	103,065
4.125% 9/9/15	100,000	105,558
5.00% 4/11/22	250,000	272,623
5.125% 6/29/20	100,000	110,372
5.875% 1/14/15	200,000	210,445
Franklin Resources 4.625% 5/20/20	100,000	108,278
Goldman Sachs Capital I
6.345% 2/15/34	500,000	505,933
Goldman Sachs Group
1.60% 11/23/15	400,000	404,487
2.375% 1/22/18	500,000	502,383
2.90% 7/19/18	300,000	305,626
3.30% 5/3/15	300,000	309,200
3.625% 2/7/16	300,000	315,004
3.625% 1/22/23	450,000	436,590
3.70% 8/1/15	700,000	729,185
5.125% 1/15/15	200,000	208,971
5.25% 7/27/21	400,000	438,626
5.35% 1/15/16	150,000	162,405
5.375% 3/15/20	200,000	222,722
5.625% 1/15/17	500,000	551,357
5.75% 10/1/16	200,000	223,342

LVIP SSgA Bond Index Fund–14

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Capital Markets (continued)
Goldman Sachs Group (continued)
5.75% 1/24/22	750,000	$845,647
5.95% 1/18/18	200,000	227,595
5.95% 1/15/27	200,000	212,881
6.00% 6/15/20	500,000	574,068
6.125% 2/15/33	250,000	282,033
6.15% 4/1/18	500,000	573,882
6.25% 9/1/17	300,000	343,743
6.25% 2/1/41	255,000	294,888
6.45% 5/1/36	100,000	107,417
6.75% 10/1/37	800,000	892,796
7.50% 2/15/19	825,000	1,005,922
Invesco Finance 4.00% 1/30/24	200,000	198,644
Jefferies Group
5.125% 1/20/23	150,000	151,993
6.25% 1/15/36	100,000	97,000
8.50% 7/15/19	200,000	245,000
KFW
0.50% 9/30/15	900,000	902,110
0.50% 4/19/16	650,000	642,805
0.625% 4/24/15	1,000,000	1,004,253
0.875% 9/5/17	350,000	345,929
1.00% 1/12/15	500,000	503,799
1.00% 6/11/18	1,000,000	976,564
1.25% 10/26/15	500,000	507,628
1.25% 2/15/17	750,000	757,830
2.00% 6/1/16	700,000	722,476
2.00% 10/4/22	700,000	642,352
2.125% 1/17/23	1,000,000	920,062
2.625% 3/3/15	200,000	205,489
2.625% 2/16/16	700,000	729,988
2.625% 1/25/22	400,000	390,990
2.75% 9/8/20	500,000	505,016
4.00% 1/27/20	750,000	817,759
^4.188% 4/18/36	200,000	78,497
^4.297% 6/29/37	500,000	184,936
4.375% 3/15/18	350,000	389,678
4.50% 7/16/18	300,000	336,288
4.875% 1/17/17	500,000	559,600
4.875% 6/17/19	500,000	571,293
5.125% 3/14/16	100,000	109,920
Korea Development Bank
3.25% 3/9/16	200,000	208,734
3.50% 8/22/17	250,000	261,240
3.875% 5/4/17	200,000	211,306
4.00% 9/9/16	100,000	106,634
Korea Finance
2.25% 8/7/17	250,000	250,570
3.25% 9/20/16	100,000	104,549
Lazard Group 4.25% 11/14/20	106,000	105,926
Lloyds TSB Bank
2.30% 11/27/18	250,000	249,639

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Capital Markets (continued)
Lloyds TSB Bank (continued)
6.375% 1/21/21	300,000	$354,272
Merrill Lynch
5.00% 1/15/15	400,000	416,876
6.11% 1/29/37	200,000	216,381
6.40% 8/28/17	200,000	230,772
6.875% 4/25/18	800,000	946,795
6.875% 11/15/18	300,000	357,034
7.75% 5/14/38	200,000	259,017
Morgan Stanley
1.75% 2/25/16	650,000	659,073
2.125% 4/25/18	300,000	297,717
3.45% 11/2/15	200,000	208,274
3.75% 2/25/23	500,000	487,464
4.00% 7/24/15	100,000	104,454
4.10% 1/26/15	300,000	310,372
4.10% 5/22/23	350,000	339,364
4.75% 3/22/17	250,000	273,035
4.875% 11/1/22	250,000	256,372
5.00% 11/24/25	175,000	175,914
5.375% 10/15/15	200,000	215,207
5.45% 1/9/17	300,000	332,934
5.50% 1/26/20	200,000	224,807
5.50% 7/28/21	300,000	335,762
5.55% 4/27/17	350,000	390,732
5.625% 9/23/19	350,000	398,333
5.75% 10/18/16	200,000	223,385
5.75% 1/25/21	650,000	736,403
5.95% 12/28/17	300,000	343,064
6.00% 4/28/15	300,000	319,613
6.25% 8/9/26	100,000	115,840
6.375% 7/24/42	250,000	293,863
6.625% 4/1/18	500,000	585,599
7.25% 4/1/32	100,000	124,096
7.30% 5/13/19	300,000	364,738
—Murray Street Investment Trust I 4.647% 3/9/17	300,000	323,306
NCUA Guaranteed Notes 2.35% 6/12/17	100,000	104,152
Nomura Holdings
2.00% 9/13/16	150,000	151,339
4.125% 1/19/16	300,000	315,951
5.00% 3/4/15	100,000	104,499
6.70% 3/4/20	83,000	95,297
Northern Trust
3.45% 11/4/20	100,000	103,005
3.95% 10/30/25	250,000	244,193
Oesterreichische Kontrollbank
1.125% 7/6/15	300,000	303,365
1.125% 5/29/18	350,000	341,920
2.00% 6/3/16	300,000	309,087
4.875% 2/16/16	200,000	217,631

LVIP SSgA Bond Index Fund–15

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Capital Markets (continued)
Raymond James Financial 8.60% 8/15/19	200,000	$251,809
Rentenbank
1.00% 4/4/18	500,000	488,506
1.375% 10/23/19	300,000	285,935
2.375% 9/13/17	300,000	312,426
2.50% 2/15/16	200,000	207,988
3.125% 7/15/15	200,000	208,405
5.125% 2/1/17	400,000	450,349
Schwab (Charles)
0.85% 12/4/15	200,000	200,652
3.225% 9/1/22	100,000	96,427
4.45% 7/22/20	100,000	108,252

		49,792,038

Chemicals–0.46%
Agrium
3.15% 10/1/22	100,000	91,820
6.125% 1/15/41	245,000	264,602
6.75% 1/15/19	100,000	118,108
Air Products & Chemicals
2.00% 8/2/16	55,000	56,271
4.375% 8/21/19	50,000	54,182
Airgas 2.90% 11/15/22	150,000	136,405
Cabot 5.00% 10/1/16	50,000	54,773
Cameron International
1.15% 12/15/16	63,000	62,837
4.00% 12/15/23	100,000	99,021
5.125% 12/15/43	56,000	55,618
CF Industries
3.45% 6/1/23	38,000	34,771
4.95% 6/1/43	38,000	34,712
7.125% 5/1/20	200,000	234,734
Dow Chemical
2.50% 2/15/16	260,000	268,233
3.00% 11/15/22	150,000	140,164
4.25% 11/15/20	200,000	213,665
4.375% 11/15/42	400,000	352,570
5.25% 11/15/41	100,000	99,995
5.70% 5/15/18	197,000	225,454
7.375% 11/1/29	125,000	161,455
8.55% 5/15/19	355,000	458,889
9.40% 5/15/39	100,000	149,846
duPont (E.I.) deNemours
2.80% 2/15/23	300,000	275,296
3.25% 1/15/15	350,000	360,133
3.625% 1/15/21	100,000	102,209
4.15% 2/15/43	100,000	88,571
4.25% 4/1/21	150,000	158,903
5.25% 12/15/16	25,000	28,066
5.75% 3/15/19	100,000	113,965

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
duPont (E.I.) deNemours (continued)
6.00% 7/15/18	200,000	$232,421
6.50% 1/15/28	150,000	182,352
Eastman Chemical
3.60% 8/15/22	225,000	216,408
4.80% 9/1/42	250,000	236,954
5.50% 11/15/19	100,000	110,290
Ecolab
3.00% 12/8/16	250,000	262,111
4.35% 12/8/21	200,000	207,734
FMC
3.95% 2/1/22	100,000	100,130
4.10% 2/1/24	100,000	99,505
International Flavors & Fragrances
3.20% 5/1/23	50,000	46,242
Lubrizol 8.875% 2/1/19	150,000	194,821
LYB International Finance
4.00% 7/15/23	200,000	197,799
LyondellBasell Industries
5.00% 4/15/19	500,000	555,961
6.00% 11/15/21	350,000	403,182
Monsanto
2.20% 7/15/22	100,000	90,753
2.75% 4/15/16	100,000	104,311
3.60% 7/15/42	125,000	102,328
5.125% 4/15/18	25,000	28,069
5.875% 4/15/38	50,000	57,263
Mosaic
4.25% 11/15/23	125,000	123,696
5.45% 11/15/33	104,000	106,282
5.625% 11/15/43	200,000	203,634
NewMarket 4.10% 12/15/22	50,000	47,719
Potash
3.75% 9/30/15	300,000	314,692
4.875% 3/30/20	10,000	10,834
6.50% 5/15/19	145,000	172,262
PPG Industries
1.90% 1/15/16	100,000	101,524
3.60% 11/15/20	100,000	101,638
7.70% 3/15/38	96,000	125,304
Praxair
1.05% 11/7/17	175,000	170,202
1.25% 11/7/18	100,000	95,696
2.20% 8/15/22	100,000	89,149
2.70% 2/21/23	100,000	92,449
4.05% 3/15/21	100,000	104,241
4.50% 8/15/19	100,000	110,909
4.625% 3/30/15	101,000	106,138
Rohm & Haas 7.85% 7/15/29	150,000	199,296
RPM International 6.125% 10/15/19	100,000	112,288
Syngenta Finance 3.125% 3/28/22	100,000	96,097
Valspar 7.25% 6/15/19	50,000	59,335

LVIP SSgA Bond Index Fund–16

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Westlake Chemical 3.60% 7/15/22	50,000	$47,450

		10,514,737

Commercial Banks–2.06%
Abbey National Treasury Services
3.05% 8/23/18	250,000	257,160
4.00% 4/27/16	150,000	159,358
American Express Bank 6.00% 9/13/17	250,000	287,833
American Express Centurion Bank
5.95% 6/12/17	100,000	113,211
6.00% 9/13/17	100,000	114,824
Australia & New Zealand Banking Group
0.90% 2/12/16	250,000	249,851
1.45% 5/15/18	250,000	242,199
Banco do Brasil 3.875% 10/10/22	300,000	261,750
BanColombia
4.25% 1/12/16	100,000	104,250
5.95% 6/3/21	200,000	209,000
Bank of America North America
6.00% 10/15/36	400,000	460,566
Bank of Montreal
1.30% 7/15/16	194,000	195,749
1.45% 4/9/18	500,000	487,376
2.50% 1/11/17	300,000	309,252
2.55% 11/6/22	300,000	274,802
Bank of New York Mellon
2.10% 1/15/19	200,000	198,475
3.95% 11/18/25	100,000	99,240
Bank of Nova Scotia
0.95% 3/15/16	100,000	100,197
1.10% 12/13/16	400,000	402,208
1.375% 7/15/16	200,000	202,326
1.375% 12/18/17	150,000	147,342
1.45% 4/25/18	250,000	243,221
1.85% 1/12/15	150,000	152,311
2.05% 10/7/15	200,000	205,254
2.55% 1/12/17	300,000	311,360
3.40% 1/22/15	300,000	309,578
Bank One 8.00% 4/29/27	100,000	127,998
Barclays Bank
2.75% 2/23/15	350,000	358,007
3.90% 4/7/15	150,000	156,172
5.00% 9/22/16	400,000	440,660
5.125% 1/8/20	250,000	277,570
5.14% 10/14/20	200,000	213,280
BB&T
2.05% 6/19/18	350,000	346,880
3.20% 3/15/16	200,000	209,249
3.95% 4/29/16	100,000	106,517
4.90% 6/30/17	100,000	109,517
5.20% 12/23/15	100,000	108,102
BBVA US Senior 4.664% 10/9/15	300,000	315,518

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
BNP Paribas
2.375% 9/14/17	250,000	$255,467
2.70% 8/20/18	300,000	305,957
3.25% 3/11/15	300,000	309,260
3.25% 3/3/23	500,000	473,995
3.60% 2/23/16	400,000	421,344
5.00% 1/15/21	300,000	329,588
BPCE 2.50% 12/10/18	250,000	248,949
Branch Banking & Trust
1.45% 10/3/16	250,000	252,509
2.30% 10/15/18	250,000	250,649
Canadian Imperial Bank of Commerce
1.35% 7/18/16	200,000	201,554
1.55% 1/23/18	200,000	195,812
2.35% 12/11/15	150,000	154,989
Comerica 3.00% 9/16/15	100,000	103,836
Commonwealth Bank of Australia
1.90% 9/18/17	250,000	249,971
1.95% 3/16/15	250,000	254,254
2.50% 9/20/18	200,000	202,192
Compass Bank 6.40% 10/1/17	100,000	110,324
Credit Suisse New York
3.50% 3/23/15	450,000	466,040
4.375% 8/5/20	200,000	214,092
5.30% 8/13/19	100,000	112,392
6.00% 2/15/18	500,000	579,480
Discover Bank 4.20% 8/8/23	250,000	247,060
Fifth Third Bancorp
3.50% 3/15/22	200,000	195,374
3.625% 1/25/16	200,000	210,223
4.30% 1/16/24	250,000	245,354
5.45% 1/15/17	100,000	109,977
8.25% 3/1/38	100,000	133,950
Fifth Third Bank 1.15% 11/18/16	300,000	300,004
First Horizon National 5.375% 12/15/15	150,000	161,312
HSBC Bank USA
1.625% 1/16/18	500,000	493,508
2.375% 2/13/15	250,000	255,162
5.00% 9/27/20	300,000	321,179
5.625% 8/15/35	250,000	266,041
5.875% 11/1/34	100,000	110,275
7.00% 1/15/39	100,000	125,532
HSBC Holdings
4.00% 3/30/22	500,000	514,824
5.10% 4/5/21	300,000	333,945
6.10% 1/14/42	200,000	239,136
6.50% 5/2/36	200,000	237,654
6.50% 9/15/37	200,000	237,316
6.80% 6/1/38	200,000	246,836
Intesa Sanpaolo 3.875% 1/16/18	300,000	307,480
Intesa Sanpaolo SpA 3.875% 1/15/19	600,000	597,205

LVIP SSgA Bond Index Fund–17

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
KeyBank
1.65% 2/1/18	250,000	$246,095
5.45% 3/3/16	100,000	108,882
KeyCorp
3.75% 8/13/15	100,000	104,615
5.10% 3/24/21	300,000	328,373
National Australia Bank
1.60% 8/7/15	250,000	254,086
2.00% 3/9/15	500,000	509,023
3.00% 1/20/23	500,000	467,392
National Bank of Canada 1.50% 6/26/15	250,000	253,316
National City
4.90% 1/15/15	300,000	313,691
6.875% 5/15/19	100,000	118,629
PNC Bank
1.15% 11/1/16	269,000	269,511
1.30% 10/3/16	250,000	251,510
2.70% 11/1/22	250,000	227,054
6.875% 4/1/18	150,000	177,519
PNC Funding
2.70% 9/19/16	200,000	208,745
3.30% 3/8/22	300,000	295,318
5.125% 2/8/20	100,000	112,465
5.25% 11/15/15	200,000	214,869
6.70% 6/10/19	150,000	180,387
Rabobank
1.70% 3/19/18	250,000	247,155
2.125% 10/13/15	200,000	205,245
3.375% 1/19/17	400,000	421,462
3.875% 2/8/22	250,000	251,797
3.95% 11/9/22	250,000	242,695
4.50% 1/11/21	150,000	159,451
4.625% 12/1/23	350,000	353,152
5.25% 5/24/41	150,000	155,327
Regions Financial 2.00% 5/15/18	250,000	242,329
Royal Bank of Canada
0.625% 12/4/15	250,000	250,029
0.80% 10/30/15	150,000	150,438
1.15% 3/13/15	300,000	302,574
1.20% 9/19/17	350,000	347,105
1.45% 9/9/16	750,000	761,120
2.20% 7/27/18	150,000	150,772
2.30% 7/20/16	100,000	103,442
2.625% 12/15/15	100,000	103,724
2.875% 4/19/16	200,000	208,579
Royal Bank of Scotland
3.95% 9/21/15	200,000	209,571
4.375% 3/16/16	300,000	320,326
4.875% 3/16/15	200,000	209,180
5.625% 8/24/20	150,000	168,164
Royal Bank of Scotland Group
2.55% 9/18/15	101,000	103,342

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
Royal Bank of Scotland Group (continued)
6.40% 10/21/19	300,000	$346,123
Societe Generale 2.75% 10/12/17	150,000	154,743
Sumitomo Mitsui Banking
1.35% 7/18/15	250,000	252,107
1.80% 7/18/17	250,000	248,329
2.50% 7/19/18	250,000	251,379
3.20% 7/18/22	250,000	238,075
SunTrust Bank
5.00% 9/1/15	239,000	253,323
7.25% 3/15/18	200,000	235,535
SVB Financial Group 5.375% 9/15/20	150,000	165,663
Svenska Handelsbanken
1.625% 3/21/18	250,000	245,503
2.50% 1/25/19	250,000	252,243
3.125% 7/12/16	200,000	209,309
Toronto-Dominion Bank
1.40% 4/30/18	350,000	340,895
1.50% 9/9/16	200,000	202,590
2.50% 7/14/16	200,000	207,582
2.625% 9/10/18	100,000	102,100
U.S. Bancorp
1.65% 5/15/17	150,000	150,435
1.95% 11/15/18	200,000	199,157
2.20% 11/15/16	200,000	206,679
2.45% 7/27/15	200,000	205,701
2.95% 7/15/22	200,000	186,170
3.00% 3/15/22	150,000	145,307
3.15% 3/4/15	100,000	103,075
UBS
3.875% 1/15/15	200,000	206,824
4.875% 8/4/20	345,000	384,465
5.75% 4/25/18	350,000	402,207
5.875% 7/15/16	200,000	222,519
5.875% 12/20/17	475,000	545,564
Union Bank
2.625% 9/26/18	250,000	254,766
3.00% 6/6/16	250,000	261,583
Wachovia
5.50% 8/1/35	150,000	155,395
5.625% 10/15/16	100,000	112,399
5.75% 2/1/18	600,000	692,485
Wachovia Bank
5.85% 2/1/37	450,000	515,482
6.00% 11/15/17	300,000	346,474
6.60% 1/15/38	450,000	561,788
Wells Fargo
1.25% 2/13/15	800,000	806,827
1.25% 7/20/16	200,000	201,610
1.50% 7/1/15	500,000	507,219
1.50% 1/16/18	250,000	248,627
2.15% 1/15/19	187,000	186,636

LVIP SSgA Bond Index Fund–18

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
Wells Fargo (continued)
3.45% 2/13/23	250,000	$236,814
3.50% 3/8/22	300,000	300,610
3.625% 4/15/15	400,000	416,185
F3.676% 6/15/16	750,000	799,029
4.125% 8/15/23	300,000	296,336
4.60% 4/1/21	350,000	384,275
5.375% 11/2/43	175,000	179,873
5.625% 12/11/17	150,000	172,083
Wells Fargo Capital X 5.95% 12/15/36	100,000	99,150
Westpac Banking
1.05% 11/25/16	350,000	349,110
1.125% 9/25/15	200,000	202,255
1.60% 1/12/18	250,000	246,522
2.00% 8/14/17	250,000	251,712
2.25% 7/30/18	100,000	100,471
3.00% 8/4/15	300,000	311,790
4.20% 2/27/15	200,000	208,571
4.875% 11/19/19	250,000	277,768

		47,106,070

Commercial Services & Supplies–0.09%
Avery Dennison 5.375% 4/15/20	50,000	51,048
Cintas
2.85% 6/1/16	100,000	103,210
4.30% 6/1/21	60,000	62,389
Pitney Bowes
4.75% 1/15/16	100,000	105,474
4.75% 5/15/18	200,000	209,118
Republic Services
3.80% 5/15/18	100,000	106,020
4.75% 5/15/23	100,000	103,976
5.25% 11/15/21	100,000	109,201
5.50% 9/15/19	299,000	336,862
5.70% 5/15/41	50,000	53,702
Waste Management
6.125% 11/30/39	200,000	229,286
6.375% 3/11/15	150,000	159,801
7.00% 7/15/28	125,000	151,610
7.375% 3/11/19	100,000	121,080
7.75% 5/15/32	100,000	130,636

		2,033,413

Communications Equipment–0.12%
Cisco Systems
4.45% 1/15/20	300,000	327,636
4.95% 2/15/19	450,000	506,753
5.50% 2/22/16	430,000	473,299
5.50% 1/15/40	200,000	212,355
5.90% 2/15/39	300,000	334,675
Ericsson 4.125% 5/15/22	250,000	243,417

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Communications Equipment (continued)
Harris
5.95% 12/1/17	150,000	$167,319
6.375% 6/15/19	35,000	40,571
Juniper Networks
4.60% 3/15/21	100,000	101,582
5.95% 3/15/41	100,000	99,060
Motorola Solutions
3.50% 3/1/23	100,000	92,693
6.00% 11/15/17	150,000	170,768

		2,770,128

Computers & Peripherals–0.25%
Apple
0.45% 5/3/16	200,000	198,663
1.00% 5/3/18	750,000	725,975
2.40% 5/3/23	822,000	740,670
3.85% 5/4/43	350,000	293,592
EMC
1.875% 6/1/18	250,000	247,420
2.65% 6/1/20	300,000	294,244
3.375% 6/1/23	250,000	240,679
Hewlett-Packard
2.125% 9/13/15	250,000	254,675
2.35% 3/15/15	150,000	152,393
2.60% 9/15/17	425,000	432,199
3.00% 9/15/16	150,000	156,135
3.30% 12/9/16	300,000	314,208
4.30% 6/1/21	200,000	203,030
4.375% 9/15/21	150,000	152,983
4.65% 12/9/21	350,000	360,983
5.50% 3/1/18	200,000	222,634
6.00% 9/15/41	305,000	306,617
Lexmark International 5.125% 3/15/20	100,000	102,630
#Seagate HDD Cayman 144A 3.75% 11/15/18	200,000	202,750

		5,602,480

Construction & Engineering–0.03%
ABB Finance USA
2.875% 5/8/22	250,000	236,665
4.375% 5/8/42	187,000	172,037
Leucadia National 5.50% 10/18/23	200,000	200,258
#URS 144A 5.00% 4/1/22	100,000	98,660

		707,620

Consumer Finance–0.71%
American Express
1.55% 5/22/18	250,000	244,357
2.65% 12/2/22	115,000	106,891
4.05% 12/3/42	135,000	119,255
6.15% 8/28/17	300,000	346,396
—6.80% 9/1/66	100,000	106,925

LVIP SSgA Bond Index Fund–19

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Consumer Finance (continued)
American Express (continued)
7.00% 3/19/18	100,000	$119,596
8.125% 5/20/19	100,000	127,737
American Express Credit
1.30% 7/29/16	500,000	504,187
1.75% 6/12/15	250,000	254,125
2.125% 7/27/18	500,000	501,382
2.375% 3/24/17	150,000	154,301
2.75% 9/15/15	200,000	207,058
2.80% 9/19/16	200,000	209,113
American Honda Finance
2.125% 10/10/18	200,000	199,401
Bank of America 1.125% 11/14/16	300,000	300,552
Capital One Bank 8.80% 7/15/19	200,000	254,504
Capital One Financial
2.15% 3/23/15	250,000	254,222
3.15% 7/15/16	60,000	62,743
3.50% 6/15/23	600,000	564,339
4.75% 7/15/21	100,000	106,504
6.15% 9/1/16	100,000	111,918
Caterpillar Financial Services
1.05% 3/26/15	150,000	150,994
1.35% 9/6/16	500,000	503,423
2.05% 8/1/16	125,000	128,398
2.45% 9/6/18	250,000	253,749
2.65% 4/1/16	100,000	103,744
5.50% 3/15/16	200,000	219,258
7.15% 2/15/19	200,000	246,117
Discover Financial Services 5.20% 4/27/22	100,000	104,236
Ford Motor Credit
1.70% 5/9/16	200,000	202,405
2.375% 1/16/18	250,000	252,732
2.75% 5/15/15	1,000,000	1,026,187
3.00% 6/12/17	250,000	260,042
3.875% 1/15/15	200,000	206,423
3.984% 6/15/16	250,000	266,006
4.207% 4/15/16	250,000	266,531
5.00% 5/15/18	500,000	557,506
5.75% 2/1/21	200,000	224,553
5.875% 8/2/21	750,000	851,603
7.00% 4/15/15	200,000	215,523
HSBC Finance
5.00% 6/30/15	500,000	528,551
6.676% 1/15/21	323,000	371,669
—HSBC Finance Capital Trust IX 5.911% 11/30/35	200,000	207,000
Huntington Bancshares 2.60% 8/2/18	250,000	250,415
John Deere Capital
0.875% 4/17/15	100,000	100,599
0.95% 6/29/15	250,000	251,932
1.05% 10/11/16	100,000	100,356

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Consumer Finance (continued)
John Deere Capital (continued)
1.70% 1/15/20	350,000	$330,056
2.25% 6/7/16	100,000	103,285
2.25% 4/17/19	200,000	199,821
2.95% 3/9/15	180,000	185,242
5.50% 4/13/17	150,000	168,139
Paccar Financial
0.70% 11/16/15	150,000	150,393
1.15% 8/16/16	150,000	150,504
1.60% 3/15/17	100,000	99,934
Toyota Motor Credit
0.80% 5/17/16	100,000	100,165
0.875% 7/17/15	150,000	150,979
1.00% 2/17/15	200,000	201,411
1.25% 10/5/17	250,000	245,643
1.75% 5/22/17	150,000	150,831
2.00% 9/15/16	250,000	257,321
2.80% 1/11/16	200,000	209,106
3.20% 6/17/15	200,000	208,063
3.30% 1/12/22	400,000	400,817
3.40% 9/15/21	200,000	203,378

		16,220,546

Containers & Packaging–0.04%
Bemis
4.50% 10/15/21	300,000	306,910
6.80% 8/1/19	10,000	11,735
Domtar 6.75% 2/15/44	100,000	102,342
Packaging Corporation of America
3.90% 6/15/22	50,000	48,661
4.50% 11/1/23	150,000	150,683
Sonoco Products
4.375% 11/1/21	100,000	101,770
5.75% 11/1/40	100,000	106,248

		828,349

Diversified Consumer Services–0.05%
Cornell University 5.45% 2/1/19	200,000	229,085
Massachusetts Institute of Technology 5.60% 7/1/11	200,000	228,177
President and Fellows of Harvard College 3.619% 10/1/37	72,000	61,159
Princeton University
4.95% 3/1/19	100,000	113,215
5.70% 3/1/39	50,000	57,627
Stanford University
4.25% 5/1/16	100,000	108,403
4.75% 5/1/19	250,000	281,309
Trustees of Dartmouth College 4.75% 6/1/19	50,000	55,764
Vanderbilt University 5.25% 4/1/19	50,000	56,554

		1,191,293

LVIP SSgA Bond Index Fund–20

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services–2.08%
Air Lease 3.375% 1/15/19	250,000	$251,250
Bank of America
1.35% 11/21/16	200,000	200,058
1.50% 10/9/15	400,000	404,204
2.00% 1/11/18	500,000	499,593
2.60% 1/15/19	143,000	143,800
3.30% 1/11/23	800,000	758,469
3.70% 9/1/15	200,000	209,147
3.75% 7/12/16	500,000	531,881
3.875% 3/22/17	250,000	267,032
4.10% 7/24/23	350,000	352,176
4.50% 4/1/15	300,000	313,949
4.75% 8/1/15	100,000	105,987
5.00% 5/13/21	350,000	383,064
5.25% 12/1/15	200,000	214,630
5.30% 3/15/17	650,000	716,977
5.625% 10/14/16	400,000	446,044
5.625% 7/1/20	250,000	286,073
5.65% 5/1/18	500,000	569,689
5.75% 12/1/17	550,000	626,518
5.875% 1/5/21	250,000	287,766
5.875% 2/7/42	218,000	250,237
6.00% 9/1/17	500,000	571,372
6.50% 8/1/16	200,000	225,954
7.625% 6/1/19	300,000	372,524
Boeing Capital 4.70% 10/27/19	300,000	337,049
BP Capital Markets
0.70% 11/6/15	150,000	150,442
1.375% 11/6/17	150,000	147,857
1.375% 5/10/18	150,000	145,735
1.846% 5/5/17	150,000	151,628
2.241% 9/26/18	100,000	100,401
2.75% 5/10/23	250,000	228,737
3.125% 10/1/15	250,000	261,299
3.20% 3/11/16	200,000	210,127
3.245% 5/6/22	200,000	194,203
3.875% 3/10/15	400,000	416,241
3.994% 9/26/23	250,000	253,074
4.742% 3/11/21	500,000	547,771
4.75% 3/10/19	300,000	334,779
Citigroup
1.25% 1/15/16	500,000	501,911
1.75% 5/1/18	500,000	492,157
2.25% 8/7/15	250,000	255,295
2.65% 3/2/15	350,000	357,202
3.375% 3/1/23	200,000	190,472
3.875% 10/25/23	350,000	344,766
3.953% 6/15/16	250,000	266,132
4.05% 7/30/22	107,000	105,998
4.45% 1/10/17	500,000	542,285
4.50% 1/14/22	730,000	774,896
4.587% 12/15/15	500,000	534,559

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Citigroup (continued)
4.75% 5/19/15	300,000	$315,782
4.875% 5/7/15	150,000	157,413
5.375% 8/9/20	200,000	227,849
5.50% 2/15/17	450,000	496,184
5.50% 9/13/25	200,000	211,104
5.85% 8/2/16	100,000	111,348
5.875% 2/22/33	200,000	206,157
5.875% 5/29/37	100,000	109,503
5.875% 1/30/42	150,000	169,193
6.00% 8/15/17	100,000	114,070
6.00% 10/31/33	100,000	105,733
6.01% 1/15/15	300,000	315,993
6.125% 11/21/17	300,000	346,116
6.125% 5/15/18	350,000	405,445
6.125% 8/25/36	200,000	213,902
6.625% 6/15/32	100,000	111,571
6.675% 9/13/43	150,000	173,196
6.875% 3/5/38	350,000	431,788
8.125% 7/15/39	350,000	492,521
8.50% 5/22/19	300,000	384,909
CME Group
3.00% 9/15/22	300,000	283,830
5.30% 9/15/43	100,000	105,050
Countrywide Financial 6.25% 5/15/16	450,000	496,850
—GE Capital Trust I 6.375% 11/15/67	200,000	216,500
General Electric Capital
1.00% 1/8/16	250,000	250,750
1.60% 11/20/17	250,000	248,587
1.625% 7/2/15	500,000	508,314
1.625% 4/2/18	250,000	247,598
2.15% 1/9/15	500,000	509,286
2.25% 11/9/15	200,000	206,216
2.30% 4/27/17	250,000	257,174
2.90% 1/9/17	200,000	208,945
2.95% 5/9/16	200,000	209,514
3.10% 1/9/23	300,000	285,180
3.15% 9/7/22	500,000	484,768
3.50% 6/29/15	150,000	156,601
4.375% 9/21/15	250,000	265,078
4.375% 9/16/20	750,000	814,028
4.65% 10/17/21	500,000	545,621
4.875% 3/4/15	500,000	525,358
5.00% 1/8/16	250,000	270,309
5.30% 2/11/21	175,000	196,052
5.375% 10/20/16	400,000	445,919
5.50% 1/8/20	100,000	114,665
5.625% 5/1/18	1,050,000	1,206,962
5.875% 1/14/38	950,000	1,085,827
6.00% 8/7/19	100,000	117,473
—6.375% 11/15/67	100,000	108,875
6.75% 3/15/32	780,000	968,603

LVIP SSgA Bond Index Fund–21

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
General Electric Capital (continued)
6.875% 1/10/39	700,000	$902,938
IntercontinentalExchange Group 4.00% 10/15/23	200,000	201,590
JPMorgan Chase
1.10% 10/15/15	150,000	150,638
1.125% 2/26/16	250,000	250,558
1.625% 5/15/18	250,000	245,056
1.80% 1/25/18	600,000	595,313
1.875% 3/20/15	200,000	202,765
2.00% 8/15/17	450,000	456,857
3.15% 7/5/16	500,000	524,508
3.20% 1/25/23	500,000	474,933
3.25% 9/23/22	350,000	336,041
3.375% 5/1/23	200,000	186,767
3.40% 6/24/15	200,000	207,763
3.45% 3/1/16	500,000	524,697
3.70% 1/20/15	350,000	361,015
4.25% 10/15/20	750,000	796,201
4.35% 8/15/21	600,000	633,378
4.40% 7/22/20	700,000	753,547
4.50% 1/24/22	350,000	370,833
5.40% 1/6/42	200,000	216,113
5.50% 10/15/40	100,000	109,048
5.60% 7/15/41	500,000	544,595
6.00% 10/1/17	950,000	1,087,838
6.00% 1/15/18	400,000	461,010
6.30% 4/23/19	200,000	236,322
6.40% 5/15/38	450,000	538,867
Moody’s 4.50% 9/1/22	250,000	246,623
NASDAQ OMX Group
4.00% 1/15/15	100,000	102,641
5.25% 1/16/18	60,000	64,997
5.55% 1/15/20	100,000	108,621
National Rural Utilities Cooperative Finance
2.35% 6/15/20	300,000	290,170
3.05% 3/1/16	100,000	104,132
4.023% 11/1/32	100,000	93,499
—4.75% 4/30/43	100,000	93,375
5.45% 2/1/18	25,000	28,224
8.00% 3/1/32	150,000	201,755
10.375% 11/1/18	100,000	135,374
NYSE Euronext 2.00% 10/5/17	150,000	150,330
ORIX 4.71% 4/27/15	85,000	88,646
Private Export Funding
1.375% 2/15/17	275,000	277,789
1.875% 7/15/18	250,000	250,409
2.45% 7/15/24	250,000	221,161
4.30% 12/15/21	100,000	108,820
4.55% 5/15/15	100,000	105,838
4.95% 11/15/15	100,000	108,496

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
TECO Finance 6.572% 11/1/17	100,000	$115,718

		47,538,929

Diversified Telecommunication Services–1.13%
AT&T
0.875% 2/13/15	150,000	150,358
0.90% 2/12/16	350,000	348,403
1.40% 12/1/17	550,000	542,728
2.375% 11/27/18	300,000	300,603
2.40% 8/15/16	175,000	180,075
2.50% 8/15/15	400,000	410,842
2.625% 12/1/22	500,000	452,011
2.95% 5/15/16	200,000	208,669
3.00% 2/15/22	400,000	377,531
3.875% 8/15/21	30,000	30,443
4.30% 12/15/42	940,000	800,411
4.35% 6/15/45	532,000	452,168
4.45% 5/15/21	100,000	105,449
5.35% 9/1/40	638,000	633,480
5.50% 2/1/18	500,000	563,360
5.55% 8/15/41	40,000	40,738
5.625% 6/15/16	100,000	110,422
5.80% 2/15/19	150,000	172,147
6.15% 9/15/34	150,000	163,512
6.30% 1/15/38	200,000	221,763
6.40% 5/15/38	5,000	5,585
6.50% 9/1/37	150,000	169,276
6.55% 2/15/39	550,000	626,453
Bellsouth 8.00% 11/15/31	360,000	480,408
British Telecommunications
2.00% 6/22/15	250,000	254,489
9.625% 12/15/30	350,000	523,580
Deutsche Telekom International Finance
5.75% 3/23/16	300,000	329,563
6.00% 7/8/19	250,000	289,765
8.75% 6/15/30	460,000	650,578
Embarq 7.995% 6/1/36	150,000	152,262
France Telecom
2.75% 9/14/16	100,000	103,912
4.125% 9/14/21	100,000	101,407
5.375% 7/8/19	300,000	334,973
5.375% 1/13/42	100,000	100,796
8.75% 3/1/31	800,000	1,107,335
GTE
6.84% 4/15/18	250,000	291,464
6.94% 4/15/28	100,000	113,780
8.75% 11/1/21	100,000	126,779
Koninklijke KPN 8.375% 10/1/30	100,000	127,088
Nippon Telegraph & Telephone 1.40% 7/18/17	100,000	98,881
Qwest
6.75% 12/1/21	150,000	164,499

LVIP SSgA Bond Index Fund–22

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Qwest (continued)
6.875% 9/15/33	250,000	$241,250
Telefonica Emisiones
3.192% 4/27/18	250,000	254,860
3.729% 4/27/15	75,000	77,673
3.992% 2/16/16	170,000	178,993
4.949% 1/15/15	285,000	296,988
5.134% 4/27/20	90,000	95,837
5.462% 2/16/21	140,000	148,070
5.877% 7/15/19	100,000	111,760
6.421% 6/20/16	175,000	195,449
7.045% 6/20/36	175,000	193,785
Telefonica Europe 8.25% 9/15/30	200,000	239,170
Telefonos de Mexico 5.50% 11/15/19	100,000	109,750
Verizon Communications
0.70% 11/2/15	150,000	149,649
2.45% 11/1/22	200,000	177,393
2.50% 9/15/16	391,000	404,572
3.65% 9/14/18	1,150,000	1,218,664
3.85% 11/1/42	150,000	123,012
4.50% 9/15/20	686,000	735,474
4.60% 4/1/21	250,000	264,485
5.15% 9/15/23	1,300,000	1,398,480
5.50% 4/1/17	200,000	225,636
5.50% 2/15/18	150,000	169,622
6.00% 4/1/41	100,000	110,178
6.10% 4/15/18	250,000	290,626
6.35% 4/1/19	250,000	294,182
6.40% 9/15/33	1,320,000	1,522,625
6.40% 2/15/38	350,000	394,308
6.55% 9/15/43	2,000,000	2,348,242
6.90% 4/15/38	650,000	776,012
7.35% 4/1/39	100,000	124,597
7.75% 12/1/30	300,000	384,160
8.75% 11/1/18	64,000	81,977

		25,755,465

Electric Utilities–1.25%
AEP Texas Central Transition Funding II 5.17% 1/1/18	250,000	277,068
Alabama Power
5.50% 3/15/41	185,000	203,346
6.125% 5/15/38	100,000	118,587
Ameren Illinois 4.80% 12/15/43	150,000	151,911
American Electric Power
1.65% 12/15/17	200,000	196,149
2.95% 12/15/22	125,000	115,823
Appalachian Power
4.60% 3/30/21	150,000	161,155
5.00% 6/1/17	100,000	109,458
6.70% 8/15/37	235,000	273,054

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Arizona Public Service
4.50% 4/1/42	100,000	$96,130
5.05% 9/1/41	100,000	103,024
Atlantic City Electric 7.75% 11/15/18	15,000	18,539
Baltimore Gas & Electric
3.35% 7/1/23	100,000	96,203
6.35% 10/1/36	100,000	117,908
Black Hills 4.25% 11/30/23	100,000	99,748
Carolina Power & Light
4.10% 3/15/43	100,000	92,613
5.30% 1/15/19	100,000	113,869
6.30% 4/1/38	250,000	304,599
CenterPoint Energy Houston Electric 2.25% 8/1/22	250,000	226,478
Cleco Power 6.50% 12/1/35	50,000	57,224
Cleveland Electric Illuminating
5.50% 8/15/24	200,000	216,184
5.95% 12/15/36	100,000	102,144
Commonwealth Edison
3.40% 9/1/21	100,000	100,731
4.00% 8/1/20	300,000	319,058
5.95% 8/15/16	150,000	167,804
6.45% 1/15/38	100,000	121,427
Connecticut Light & Power 5.65% 5/1/18	100,000	114,337
Consumers Energy
2.85% 5/15/22	100,000	95,453
3.375% 8/15/23	200,000	195,079
5.65% 9/15/18	100,000	115,509
5.65% 4/15/20	100,000	115,435
#Dayton Power & Light 144A 1.875% 9/15/16	75,000	75,662
Delmarva Power & Light 3.50% 11/15/23	150,000	147,769
Detroit Edison
2.65% 6/15/22	50,000	46,981
6.625% 6/1/36	100,000	125,364
Dominion Gas Holdings
#144A 1.05% 11/1/16	250,000	249,378
#144A 4.80% 11/1/43	94,000	91,237
Duke Energy
1.625% 8/15/17	250,000	248,637
2.10% 6/15/18	250,000	248,828
3.35% 4/1/15	100,000	103,089
5.05% 9/15/19	100,000	111,155
Duke Energy Carolinas
3.90% 6/15/21	100,000	104,398
4.00% 9/30/42	150,000	135,945
4.30% 6/15/20	100,000	107,384
5.25% 1/15/18	250,000	282,876
5.30% 2/15/40	100,000	108,968

LVIP SSgA Bond Index Fund–23

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Duke Energy Carolinas (continued)
6.10% 6/1/37	170,000	$195,110
7.00% 11/15/18	100,000	121,977
Duke Energy Florida 5.65% 6/15/18	150,000	172,088
Duke Energy Indiana
6.12% 10/15/35	100,000	110,238
6.45% 4/1/39	130,000	161,183
Duke Energy Ohio
3.80% 9/1/23	500,000	500,755
5.45% 4/1/19	50,000	57,044
Entergy
4.70% 1/15/17	100,000	107,598
5.125% 9/15/20	100,000	105,761
Entergy Arkansas 3.05% 6/1/23	100,000	93,425
Entergy Louisiana 4.05% 9/1/23	150,000	152,628
Entergy Mississippi 3.10% 7/1/23	100,000	93,093
Entergy Texas 7.125% 2/1/19	200,000	235,375
Exelon 4.90% 6/15/15	150,000	158,201
FirstEnergy Solutions 6.80% 8/15/39	150,000	152,366
Florida Power
3.85% 11/15/42	100,000	87,935
6.40% 6/15/38	300,000	371,137
Florida Power & Light
3.80% 12/15/42	100,000	87,706
4.05% 6/1/42	150,000	137,657
5.69% 3/1/40	50,000	57,488
5.85% 5/1/37	100,000	115,872
5.95% 2/1/38	200,000	235,164
5.96% 4/1/39	100,000	117,351
6.20% 6/1/36	200,000	241,917
Georgia Power
0.625% 11/15/15	250,000	249,936
4.25% 12/1/19	80,000	87,137
4.30% 3/15/42	200,000	180,624
4.30% 3/15/43	100,000	90,156
4.75% 9/1/40	100,000	96,051
5.25% 12/15/15	25,000	27,118
5.95% 2/1/39	100,000	110,889
Great Plains Energy 4.85% 6/1/21	50,000	52,764
Hydro-Quebec
1.375% 6/19/17	100,000	100,424
2.00% 6/30/16	300,000	308,228
8.05% 7/7/24	250,000	333,621
8.50% 12/1/29	115,000	164,373
Iberdrola International 6.75% 7/15/36	100,000	108,938
Indiana Michigan Power 7.00% 3/15/19	100,000	119,061
Interstate Power & Light 6.25% 7/15/39	130,000	153,921
Jersey Central Power & Light 7.35% 2/1/19	100,000	118,218
Kansas City Power & Light 6.375% 3/1/18	200,000	230,344

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Kentucky Utilities
1.625% 11/1/15	100,000	$101,918
3.25% 11/1/20	100,000	101,774
4.65% 11/14/43	150,000	149,995
5.125% 11/1/40	100,000	106,121
LG&E & KU Energy 2.125% 11/15/15	200,000	203,594
MidAmerican Energy
2.40% 3/15/19	250,000	252,058
4.80% 9/15/43	250,000	255,182
5.30% 3/15/18	100,000	113,439
5.75% 11/1/35	25,000	28,117
5.95% 7/15/17	200,000	229,687
MidAmerican Energy Holdings
#144A 3.75% 11/15/23	200,000	195,456
#144A 5.15% 11/15/43	200,000	202,436
Nevada Power
5.45% 5/15/41	60,000	65,228
6.50% 8/1/18	50,000	59,262
6.75% 7/1/37	100,000	124,515
7.125% 3/15/19	100,000	121,810
NextEra Energy Capital Holdings
2.60% 9/1/15	300,000	308,093
3.625% 6/15/23	100,000	93,979
4.50% 6/1/21	100,000	103,301
6.00% 3/1/19	200,000	226,833
Northeast Utilities 1.45% 5/1/18	250,000	242,388
Northern States Power
2.60% 5/15/23	100,000	92,025
5.25% 3/1/18	100,000	113,078
5.35% 11/1/39	40,000	44,055
6.20% 7/1/37	100,000	120,076
Ohio Edison
6.875% 7/15/36	100,000	117,637
8.25% 10/15/38	100,000	144,576
Oklahoma Gas & Electric 5.25% 5/15/41	100,000	106,494
Oncor Electric Delivery
4.10% 6/1/22	100,000	100,629
4.55% 12/1/41	150,000	141,621
5.30% 6/1/42	200,000	208,733
6.80% 9/1/18	100,000	117,642
7.00% 9/1/22	100,000	119,499
7.00% 5/1/32	50,000	61,087
Pacific Gas & Electric
3.25% 9/15/21	200,000	196,767
3.25% 6/15/23	250,000	237,621
5.125% 11/15/43	200,000	207,331
6.05% 3/1/34	500,000	574,496
6.25% 3/1/39	300,000	345,299
8.25% 10/15/18	200,000	250,391
PacifiCorp 2.95% 6/1/23	100,000	94,001

LVIP SSgA Bond Index Fund–24

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric Utilities (continued)
PacifiCorp (continued)
4.10% 2/1/42	100,000	$90,697
5.75% 4/1/37	100,000	114,746
6.00% 1/15/39	100,000	116,246
6.35% 7/15/38	25,000	30,634
7.70% 11/15/31	100,000	132,786
PECO Energy
5.35% 3/1/18	200,000	227,122
5.95% 10/1/36	100,000	116,264
Portland General Electric 6.10% 4/15/19	100,000	118,083
Potomac Electric Power 7.90% 12/15/38	100,000	141,631
PPL Capital Funding
3.40% 6/1/23	200,000	186,467
3.50% 12/1/22	100,000	94,619
4.20% 6/15/22	150,000	149,989
PPL Electric Utilities
3.00% 9/15/21	100,000	98,569
6.25% 5/15/39	30,000	35,991
PPL Energy Supply 6.50% 5/1/18	25,000	27,836
Progress Energy
6.00% 12/1/39	50,000	56,273
7.05% 3/15/19	100,000	119,993
7.75% 3/1/31	150,000	193,667
Public Service Electric & Gas
2.375% 5/15/23	200,000	180,204
3.50% 8/15/20	150,000	154,916
3.75% 3/15/24	150,000	150,870
5.30% 5/1/18	50,000	56,560
5.50% 3/1/40	100,000	112,130
Public Service of Colorado
3.20% 11/15/20	100,000	100,669
3.95% 3/15/43	250,000	223,289
5.125% 6/1/19	135,000	152,382
6.25% 9/1/37	100,000	122,642
Public Service of Oklahoma
5.15% 12/1/19	75,000	83,196
Scottish Power 5.375% 3/15/15	100,000	104,824
Sierra Pacific Power 6.00% 5/15/16	100,000	111,690
South Carolina Electric & Gas
5.25% 11/1/18	80,000	91,072
6.05% 1/15/38	225,000	264,139
Southern
1.95% 9/1/16	300,000	306,354
2.45% 9/1/18	90,000	91,466
Southern California Edison
3.50% 10/1/23	150,000	147,308
3.875% 6/1/21	70,000	73,657
3.90% 3/15/43	100,000	88,519
4.05% 3/15/42	300,000	272,744
4.50% 9/1/40	100,000	97,419

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric Utilities (continued)
Southern California Edison (continued)
4.65% 10/1/43	100,000	$100,478
5.55% 1/15/36	59,000	65,233
5.95% 2/1/38	25,000	29,196
6.00% 1/15/34	200,000	236,103
6.05% 3/15/39	170,000	200,307
6.65% 4/1/29	100,000	118,990
Southwestern Electric Power
6.20% 3/15/40	200,000	218,705
Tampa Electric
2.60% 9/15/22	100,000	92,367
4.10% 6/15/42	100,000	90,348
6.10% 5/15/18	50,000	58,163
Union Electric
3.90% 9/15/42	250,000	219,728
8.45% 3/15/39	80,000	120,526
Virginia Electric & Power
2.75% 3/15/23	100,000	93,161
4.65% 8/15/43	150,000	149,996
5.00% 6/30/19	200,000	224,296
5.95% 9/15/17	100,000	115,404
6.00% 5/15/37	25,000	29,303
6.35% 11/30/37	100,000	120,928
8.875% 11/15/38	100,000	154,795
Westar Energy 4.10% 4/1/43	150,000	136,432
Western Massachusetts Electric 3.50% 9/15/21	150,000	148,687
Wisconsin Electric Power
1.70% 6/15/18	250,000	246,704
2.95% 9/15/21	100,000	98,432
4.25% 12/15/19	25,000	27,388
Wisconsin Public Service
4.752% 11/1/44	200,000	202,665
Xcel Energy
0.75% 5/9/16	200,000	198,428
4.70% 5/15/20	100,000	109,900
6.50% 7/1/36	100,000	119,515

		28,626,675

Electrical Equipment–0.04%
Cooper
2.375% 1/15/16	100,000	102,741
3.875% 12/15/20	100,000	101,157
Emerson Electric
4.125% 4/15/15	100,000	104,461
4.25% 11/15/20	50,000	53,592
5.25% 10/15/18	225,000	255,319
5.25% 11/15/39	50,000	52,775
Rockwell Automation 6.25% 12/1/37	100,000	116,856
Roper Industries 6.25% 9/1/19	100,000	114,830

		901,731

LVIP SSgA Bond Index Fund–25

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronic Equipment, Instruments & Components–0.06%
Arrow Electronics
3.00% 3/1/18	100,000	$100,149
6.00% 4/1/20	50,000	53,392
Avnet 4.875% 12/1/22	100,000	100,601
Corning
4.25% 8/15/20	65,000	69,356
4.75% 3/15/42	250,000	241,692
5.75% 8/15/40	25,000	27,197
6.625% 5/15/19	20,000	24,050
Honeywell International 3.35% 12/1/23	200,000	196,171
Tech Data 3.75% 9/21/17	100,000	103,431
Thermo Fisher Scientific 4.15% 2/1/24	500,000	496,260

		1,412,299

Energy Equipment & Services–0.28%
Baker Hughes
5.125% 9/15/40	200,000	212,527
6.875% 1/15/29	100,000	124,245
Cameron International
5.95% 6/1/41	100,000	109,030
6.375% 7/15/18	100,000	116,411
Diamond Offshore Drilling
3.45% 11/1/23	125,000	120,929
5.70% 10/15/39	100,000	109,002
5.875% 5/1/19	40,000	46,302
ENSCO
3.25% 3/15/16	100,000	104,460
4.70% 3/15/21	350,000	370,775
FMC Technologies 3.45% 10/1/22	100,000	92,263
Global Marine 7.00% 6/1/28	150,000	157,212
Halliburton
2.00% 8/1/18	250,000	248,360
3.25% 11/15/21	200,000	198,201
4.75% 8/1/43	200,000	197,181
5.90% 9/15/18	50,000	58,237
6.15% 9/15/19	250,000	295,981
7.45% 9/15/39	200,000	270,080
Nabors Industries
4.625% 9/15/21	150,000	150,417
#144A 5.10% 9/15/23	100,000	99,382
6.15% 2/15/18	100,000	112,476
9.25% 1/15/19	150,000	184,723
National Oilwell Varco
2.60% 12/1/22	200,000	184,421
3.95% 12/1/42	150,000	132,959
Rowan
4.875% 6/1/22	100,000	101,645
5.40% 12/1/42	175,000	162,467
7.875% 8/1/19	65,000	78,158
Schlumberger Investment
3.65% 12/1/23	104,000	103,307

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Energy Equipment & Services (continued)
Transocean
4.95% 11/15/15	200,000	$214,344
6.00% 3/15/18	325,000	364,812
6.375% 12/15/21	150,000	168,824
6.50% 11/15/20	100,000	114,355
6.80% 3/15/38	400,000	446,592
7.35% 12/15/41	100,000	120,997
Weatherford International
4.50% 4/15/22	100,000	100,799
5.95% 4/15/42	100,000	100,534
6.00% 3/15/18	150,000	168,501
6.75% 9/15/40	100,000	108,503
7.00% 3/15/38	150,000	166,537
9.625% 3/1/19	100,000	128,623
9.875% 3/1/39	50,000	70,199

		6,414,771

Food & Staples Retailing–0.47%
Costco Wholesale
0.65% 12/7/15	150,000	150,348
5.50% 3/15/17	450,000	505,856
CVS Caremark
2.75% 12/1/22	200,000	184,954
3.25% 5/18/15	200,000	206,801
4.00% 12/5/23	600,000	599,947
4.125% 5/15/21	100,000	103,822
4.75% 5/18/20	100,000	109,410
5.75% 6/1/17	150,000	170,250
5.75% 5/15/41	150,000	164,292
6.125% 9/15/39	100,000	113,800
6.25% 6/1/27	130,000	151,416
Delhaize America 9.00% 4/15/31	125,000	152,397
Delhaize Group
4.125% 4/10/19	100,000	102,925
5.70% 10/1/40	500,000	475,635
Kroger
1.20% 10/17/16	93,000	93,103
2.20% 1/15/17	100,000	101,291
2.30% 1/15/19	250,000	249,040
3.30% 1/15/21	250,000	248,739
3.40% 4/15/22	50,000	48,586
3.90% 10/1/15	130,000	136,899
5.00% 4/15/42	100,000	95,764
6.90% 4/15/38	100,000	116,837
7.50% 4/1/31	250,000	304,266
Safeway
3.95% 8/15/20	120,000	120,129
6.35% 8/15/17	150,000	167,963
Sysco
5.375% 3/17/19	100,000	113,471
6.625% 3/17/39	50,000	61,401

LVIP SSgA Bond Index Fund–26

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
Walgreen
1.00% 3/13/15	100,000	$100,441
1.80% 9/15/17	100,000	100,783
3.10% 9/15/22	150,000	140,887
5.25% 1/15/19	150,000	167,879
Wal-Mart Stores
0.60% 4/11/16	600,000	599,465
1.125% 4/11/18	200,000	194,301
1.50% 10/25/15	200,000	203,897
2.55% 4/11/23	300,000	274,658
2.80% 4/15/16	400,000	419,183
2.875% 4/1/15	200,000	206,344
3.25% 10/25/20	300,000	306,798
3.625% 7/8/20	100,000	104,937
4.00% 4/11/43	325,000	290,432
4.125% 2/1/19	100,000	108,592
4.875% 7/8/40	300,000	306,995
5.00% 10/25/40	200,000	210,024
5.25% 9/1/35	300,000	326,982
5.625% 4/15/41	250,000	284,915
5.80% 2/15/18	200,000	231,333
5.875% 4/5/27	100,000	118,675
6.20% 4/15/38	300,000	361,778
6.50% 8/15/37	350,000	439,279
7.55% 2/15/30	200,000	269,933

		10,817,853

Food Products–0.41%
Archer-Daniels-Midland
4.016% 4/16/43	100,000	85,359
4.479% 3/1/21	235,000	247,461
5.375% 9/15/35	100,000	106,713
5.45% 3/15/18	100,000	113,134
Bunge Limited Finance
4.10% 3/15/16	100,000	105,650
8.50% 6/15/19	135,000	166,032
Campbell Soup
2.50% 8/2/22	61,000	53,914
3.05% 7/15/17	100,000	104,396
4.25% 4/15/21	250,000	255,000
4.50% 2/15/19	35,000	38,375
ConAgra Foods
1.90% 1/25/18	250,000	245,655
2.10% 3/15/18	100,000	99,000
3.20% 1/25/23	250,000	232,556
4.65% 1/25/43	125,000	115,278
5.819% 6/15/17	50,000	56,394
6.625% 8/15/39	50,000	56,925
7.00% 4/15/19	100,000	118,645
8.25% 9/15/30	100,000	129,266
General Mills
3.15% 12/15/21	200,000	196,119

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food Products (continued)
General Mills (continued)
5.20% 3/17/15	150,000	$158,202
5.40% 6/15/40	45,000	47,830
5.65% 2/15/19	100,000	116,285
5.70% 2/15/17	100,000	112,216
Hershey 4.125% 12/1/20	200,000	214,194
Ingredion
1.80% 9/25/17	100,000	97,553
3.20% 11/1/15	100,000	103,588
Kellogg
1.75% 5/17/17	150,000	149,945
3.125% 5/17/22	150,000	142,474
3.25% 5/21/18	135,000	140,539
4.00% 12/15/20	100,000	103,931
7.45% 4/1/31	100,000	126,466
Kraft Foods
4.125% 2/9/16	250,000	265,174
5.375% 2/10/20	500,000	565,439
6.125% 2/1/18	150,000	173,213
6.50% 8/11/17	500,000	581,461
6.50% 11/1/31	350,000	399,345
6.50% 2/9/40	300,000	359,725
6.875% 2/1/38	250,000	305,545
Kraft Foods Group
1.625% 6/4/15	125,000	126,632
2.25% 6/5/17	150,000	152,011
3.50% 6/6/22	150,000	146,453
5.00% 6/4/42	250,000	247,374
5.375% 2/10/20	250,000	282,422
6.125% 8/23/18	150,000	175,023
6.50% 2/9/40	150,000	175,521
McCormick
3.50% 9/1/23	107,000	104,753
3.90% 7/15/21	50,000	51,437
Mead Johnson Nutrition
4.90% 11/1/19	100,000	109,185
5.90% 11/1/39	50,000	54,043
Nabisco 7.55% 6/15/15	100,000	109,544
Tyson Foods 4.50% 6/15/22	200,000	203,980
Unilever Capital
2.20% 3/6/19	250,000	249,983
2.75% 2/10/16	100,000	104,080
4.25% 2/10/21	200,000	214,811
4.80% 2/15/19	100,000	112,046
5.90% 11/15/32	133,000	163,835

		9,472,130

Gas Utilities–0.07%
AGL Capital
4.40% 6/1/43	100,000	90,521
5.25% 8/15/19	100,000	112,035
5.875% 3/15/41	70,000	77,050

LVIP SSgA Bond Index Fund–27

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas Utilities (continued)
Atmos Energy 8.50% 3/15/19	100,000	$128,286
CenterPoint Energy Resources
4.50% 1/15/21	65,000	69,435
5.85% 1/15/41	115,000	130,895
6.00% 5/15/18	100,000	115,325
National Fuel Gas
3.75% 3/1/23	156,000	147,504
8.75% 5/1/19	115,000	143,400
ONEOK 6.00% 6/15/35	125,000	117,271
Panhandle Eastern Pipe Line
6.20% 11/1/17	50,000	57,102
Piedmont Natural Gas 4.65% 8/1/43	50,000	49,053
Questar 2.75% 2/1/16	85,000	87,625
Southern California Gas
5.75% 11/15/35	100,000	115,445
Southern Natural Gas
#144A 5.90% 4/1/17	25,000	28,142
8.00% 3/1/32	100,000	128,367
Southwest Gas 4.875% 10/1/43	100,000	102,120

		1,699,576

Health Care Equipment & Supplies–0.25%
Bard (C.R.)
2.875% 1/15/16	100,000	103,376
4.40% 1/15/21	65,000	67,955
Baxter International
0.95% 6/1/16	250,000	250,122
3.20% 6/15/23	225,000	215,386
3.65% 8/15/42	100,000	83,294
4.50% 8/15/19	250,000	274,241
4.625% 3/15/15	150,000	157,283
6.25% 12/1/37	50,000	59,524
Becton, Dickinson
1.75% 11/8/16	200,000	203,862
3.125% 11/8/21	200,000	194,207
3.25% 11/12/20	100,000	99,993
5.00% 11/12/40	35,000	36,210
6.00% 5/15/39	100,000	116,352
Boston Scientific
2.65% 10/1/18	125,000	125,990
6.00% 1/15/20	100,000	114,951
6.40% 6/15/16	100,000	111,590
7.375% 1/15/40	201,000	250,549
CareFusion
#144A 3.30% 3/1/23	100,000	91,557
6.375% 8/1/19	150,000	169,960
Covidien International Finance
1.35% 5/29/15	100,000	100,769
2.80% 6/15/15	100,000	102,864
2.95% 6/15/23	100,000	92,694
3.20% 6/15/22	150,000	144,908
4.20% 6/15/20	100,000	106,260

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
Covidien International Finance (continued)
6.00% 10/15/17	25,000	$28,664
6.55% 10/15/37	100,000	123,180
DENTSPLY International 2.75% 8/15/16	55,000	56,629
Edwards Lifesciences 2.875% 10/15/18	150,000	149,290
Medtronic
1.375% 4/1/18	125,000	122,832
2.625% 3/15/16	100,000	103,594
2.75% 4/1/23	125,000	115,856
3.00% 3/15/15	100,000	103,208
3.125% 3/15/22	150,000	146,007
4.00% 4/1/43	350,000	309,734
4.50% 3/15/42	100,000	95,089
5.55% 3/15/40	100,000	109,528
5.60% 3/15/19	200,000	231,516
St. Jude Medical 3.25% 4/15/23	200,000	186,964
Stryker
1.30% 4/1/18	100,000	97,240
2.00% 9/30/16	45,000	46,264
3.00% 1/15/15	100,000	102,669
4.375% 1/15/20	100,000	108,220
Zimmer Holdings 5.75% 11/30/39	100,000	110,669

		5,621,050

Health Care Providers & Services–0.45%
Aetna
1.75% 5/15/17	100,000	99,736
2.75% 11/15/22	150,000	138,440
4.50% 5/15/42	100,000	93,321
6.00% 6/15/16	50,000	55,920
6.50% 9/15/18	200,000	235,831
6.625% 6/15/36	100,000	119,944
6.75% 12/15/37	100,000	122,348
AmerisourceBergen 4.875% 11/15/19	200,000	220,468
Cardinal Health
3.20% 3/15/23	100,000	93,810
4.625% 12/15/20	100,000	108,098
5.80% 10/15/16	100,000	111,794
CIGNA
2.75% 11/15/16	100,000	104,154
4.00% 2/15/22	250,000	254,895
5.375% 2/15/42	400,000	417,399
5.875% 3/15/41	200,000	221,393
7.875% 5/15/27	25,000	31,160
Coventry Health Care 5.45% 6/15/21	80,000	89,148
Express Scripts Holding
2.10% 2/12/15	210,000	213,102
2.65% 2/15/17	200,000	206,289
3.125% 5/15/16	200,000	208,862
3.50% 11/15/16	100,000	105,794
3.90% 2/15/22	450,000	451,206

LVIP SSgA Bond Index Fund–28

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Express Scripts Holding (continued)
4.75% 11/15/21	200,000	$211,680
6.125% 11/15/41	300,000	338,663
Howard Hughes Medical Institute
3.50% 9/1/23	150,000	147,804
Humana
3.15% 12/1/22	100,000	92,748
4.625% 12/1/42	175,000	158,337
7.20% 6/15/18	100,000	118,420
Kaiser Foundation Hospitals
3.50% 4/1/22	50,000	47,477
Laboratory Corporation of America Holdings
2.20% 8/23/17	250,000	251,034
4.625% 11/15/20	150,000	157,127
McKesson
0.95% 12/4/15	200,000	199,966
3.25% 3/1/16	250,000	260,683
4.75% 3/1/21	300,000	318,272
Medco Health Solutions 7.125% 3/15/18	225,000	267,608
Quest Diagnostics
3.20% 4/1/16	200,000	207,521
4.75% 1/30/20	60,000	62,500
5.75% 1/30/40	100,000	98,273
UnitedHealth Group
1.875% 11/15/16	500,000	510,768
2.75% 2/15/23	107,000	98,169
2.875% 3/15/23	250,000	233,090
4.25% 3/15/43	100,000	90,101
4.375% 3/15/42	100,000	91,731
4.625% 11/15/41	200,000	189,644
4.70% 2/15/21	100,000	109,271
6.00% 2/15/18	200,000	231,277
6.50% 6/15/37	150,000	178,533
6.625% 11/15/37	100,000	121,380
6.875% 2/15/38	100,000	124,953
WellPoint
2.30% 7/15/18	250,000	248,281
3.125% 5/15/22	250,000	234,895
4.35% 8/15/20	100,000	105,843
4.625% 5/15/42	100,000	92,773
4.65% 1/15/43	125,000	116,169
5.25% 1/15/16	100,000	108,175
5.85% 1/15/36	125,000	135,238
5.875% 6/15/17	50,000	56,441
6.375% 6/15/37	100,000	114,480
7.00% 2/15/19	400,000	475,120

		10,307,557

Hotels, Restaurants & Leisure–0.16%
Brinker International 3.875% 5/15/23	100,000	90,194
Carnival
1.20% 2/5/16	100,000	99,775

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Carnival (continued)
3.95% 10/15/20	133,000	$133,299
Darden Restaurants
3.35% 11/1/22	150,000	129,287
6.80% 10/15/37	84,000	84,782
Hyatt Hotels 3.875% 8/15/16	100,000	105,653
International Game Technology
5.35% 10/15/23	100,000	103,150
5.50% 6/15/20	100,000	106,630
Marriott International
3.375% 10/15/20	208,000	206,293
6.375% 6/15/17	100,000	114,078
McDonald’s
0.75% 5/29/15	250,000	251,546
1.875% 5/29/19	250,000	244,238
2.625% 1/15/22	100,000	95,470
3.625% 5/20/21	100,000	103,566
3.625% 5/1/43	100,000	83,679
5.80% 10/15/17	300,000	346,175
6.30% 3/1/38	50,000	60,982
Starbucks
3.85% 10/1/23	100,000	100,783
6.25% 8/15/17	100,000	116,616
Starwood Hotels & Resorts Worldwide
3.125% 2/15/23	211,000	191,998
Wyndham Worldwide 4.25% 3/1/22	300,000	293,291
Yum Brands
3.75% 11/1/21	65,000	64,428
3.875% 11/1/23	250,000	242,310
4.25% 9/15/15	50,000	52,811
5.30% 9/15/19	150,000	167,436
5.35% 11/1/43	100,000	97,521

		3,685,991

Household Durables–0.20%
Clorox
5.00% 1/15/15	100,000	104,559
5.95% 10/15/17	100,000	114,277
Colgate-Palmolive
0.90% 5/1/18	100,000	95,617
1.30% 1/15/17	200,000	199,756
1.50% 11/1/18	250,000	244,260
2.30% 5/3/22	100,000	91,862
Energizer Holdings 4.70% 5/19/21	100,000	101,172
Kimberly-Clark
3.875% 3/1/21	45,000	46,985
6.125% 8/1/17	200,000	230,883
6.625% 8/1/37	100,000	125,757
7.50% 11/1/18	100,000	124,087
Leggett & Platt 3.40% 8/15/22	50,000	47,898
MDC Holdings 5.625% 2/1/20	100,000	105,250
Mohawk Industries 6.125% 1/15/16	150,000	164,813

LVIP SSgA Bond Index Fund–29

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Household Durables (continued)
Newell Rubbermaid 4.70% 8/15/20	200,000	$210,068
Procter & Gamble
1.60% 11/15/18	200,000	197,119
1.80% 11/15/15	250,000	255,895
2.30% 2/6/22	250,000	234,738
3.10% 8/15/23	200,000	192,705
3.15% 9/1/15	100,000	104,261
3.50% 2/15/15	100,000	103,338
4.70% 2/15/19	200,000	223,644
4.85% 12/15/15	50,000	54,104
5.50% 2/1/34	100,000	112,134
5.55% 3/5/37	200,000	229,387
Tupperware Brands 4.75% 6/1/21	100,000	100,721
Whirlpool
3.70% 3/1/23	650,000	622,564
4.70% 6/1/22	100,000	104,007

		4,541,861

Independent Power Producers & Energy Traders–0.09%
Constellation Energy Group
4.55% 6/15/15	25,000	26,252
5.15% 12/1/20	200,000	213,130
Exelon Generation
4.25% 6/15/22	250,000	240,018
5.60% 6/15/42	292,000	273,509
6.20% 10/1/17	25,000	28,275
6.25% 10/1/39	100,000	101,664
Oglethorpe Power 5.95% 11/1/39	100,000	109,530
PSEG Power
4.15% 9/15/21	250,000	254,098
5.125% 4/15/20	60,000	65,522
5.50% 12/1/15	100,000	108,379
Southern Power
4.875% 7/15/15	100,000	106,136
5.25% 7/15/43	120,000	119,642
TransAlta
4.75% 1/15/15	100,000	103,705
6.50% 3/15/40	250,000	245,045

		1,994,905

Industrial Conglomerates–0.16%
3M
1.00% 6/26/17	100,000	98,818
1.375% 9/29/16	250,000	253,889
5.70% 3/15/37	100,000	115,739
6.375% 2/15/28	25,000	30,653
Danaher
2.30% 6/23/16	100,000	103,267
3.90% 6/23/21	100,000	103,630
5.625% 1/15/18	100,000	114,099
General Electric
0.85% 10/9/15	250,000	251,278

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Industrial Conglomerates (continued)
General Electric (continued)
2.70% 10/9/22	750,000	$703,351
4.125% 10/9/42	311,000	288,489
5.25% 12/6/17	550,000	623,127
Koninklijke Philips Electronics
3.75% 3/15/22	100,000	100,229
5.00% 3/15/42	100,000	99,669
5.75% 3/11/18	300,000	343,535
6.875% 3/11/38	50,000	60,956
Tyco Electronics Group
2.375% 12/17/18	60,000	59,234
3.50% 2/3/22	150,000	142,755
6.55% 10/1/17	100,000	114,536
Tyco International Finance 8.50% 1/15/19	100,000	122,793

		3,730,047

Insurance–0.96%
ACE INA Holdings
2.60% 11/23/15	150,000	155,255
2.70% 3/13/23	100,000	91,816
4.15% 3/13/43	100,000	91,013
5.70% 2/15/17	50,000	56,108
5.90% 6/15/19	125,000	146,102
Aegon 4.625% 12/1/15	100,000	106,728
AFLAC
3.45% 8/15/15	100,000	104,464
6.45% 8/15/40	100,000	118,065
6.90% 12/17/39	130,000	160,425
8.50% 5/15/19	200,000	255,727
Alleghany 4.95% 6/27/22	100,000	103,996
Allied World Assurance 7.50% 8/1/16	200,000	229,737
Allstate
4.50% 6/15/43	100,000	94,993
5.55% 5/9/35	150,000	164,492
—5.75% 8/15/53	225,000	227,109
7.45% 5/16/19	100,000	124,489
American Financial Group 9.875% 6/15/19	100,000	129,442
American International Group
2.375% 8/24/15	89,000	90,945
3.80% 3/22/17	200,000	213,742
4.875% 9/15/16	100,000	109,903
4.875% 6/1/22	500,000	538,343
5.05% 10/1/15	200,000	214,409
5.85% 1/16/18	300,000	344,743
6.25% 5/1/36	100,000	116,619
6.40% 12/15/20	200,000	236,711
—8.175% 5/15/58	500,000	607,500
8.25% 8/15/18	734,000	919,970
AON
3.125% 5/27/16	100,000	104,347

LVIP SSgA Bond Index Fund–30

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
AON (continued)
3.50% 9/30/15	100,000	$104,413
4.00% 11/27/23	150,000	147,457
4.45% 5/24/43	100,000	89,177
5.00% 9/30/20	100,000	110,000
Arch Capital Group US 5.144% 11/1/43	105,000	105,388
Aspen Insurance Holdings
4.65% 11/15/23	100,000	99,169
Assurant 2.50% 3/15/18	150,000	146,703
AXA 8.60% 12/15/30	200,000	246,750
Axis Specialty Finance 5.875% 6/1/20	100,000	109,848
Berkley (W.R.) 7.375% 9/15/19	100,000	120,225
Berkshire Hathaway
1.90% 1/31/17	300,000	307,134
3.00% 2/11/23	100,000	94,622
3.20% 2/11/15	250,000	257,745
3.40% 1/31/22	300,000	298,929
4.50% 2/11/43	250,000	232,015
Berkshire Hathaway Finance
1.30% 5/15/18	150,000	146,732
1.60% 5/15/17	150,000	151,571
2.45% 12/15/15	200,000	207,365
3.00% 5/15/22	100,000	96,041
4.25% 1/15/21	100,000	106,431
4.30% 5/15/43	100,000	90,419
4.40% 5/15/42	100,000	91,804
4.85% 1/15/15	200,000	209,397
5.40% 5/15/18	50,000	57,568
5.75% 1/15/40	100,000	111,009
Chubb
5.75% 5/15/18	100,000	115,055
6.00% 5/11/37	100,000	117,206
—6.375% 3/29/67	100,000	108,750
Cincinnati Financial 6.92% 5/15/28	100,000	117,745
CNA Financial
5.75% 8/15/21	30,000	33,666
7.35% 11/15/19	120,000	145,822
Delphi Financial Group 7.875% 1/31/20	25,000	29,107
Fidelity National Financial
6.60% 5/15/17	100,000	111,744
Genworth Holdings
4.90% 8/15/23	214,000	214,300
6.515% 5/22/18	50,000	56,926
7.625% 9/24/21	100,000	119,178
7.70% 6/15/20	100,000	119,371
Hartford Financial Services Group
4.30% 4/15/43	43,000	37,975
5.125% 4/15/22	100,000	109,106
5.50% 3/30/20	100,000	112,546
5.95% 10/15/36	250,000	278,601
6.10% 10/1/41	50,000	57,376
6.625% 3/30/40	100,000	121,255

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
HCC Insurance Holdings
6.30% 11/15/19	50,000	$57,907
ING US
2.90% 2/15/18	100,000	102,378
5.50% 7/15/22	100,000	108,936
5.70% 7/15/43	100,000	104,860
*Lincoln National 4.00% 9/1/23	500,000	494,415
Loews
4.125% 5/15/43	500,000	427,530
6.00% 2/1/35	100,000	110,576
Manulife Financial 3.40% 9/17/15	100,000	104,136
Markel 7.125% 9/30/19	100,000	119,210
Marsh & McLennan
2.55% 10/15/18	100,000	100,258
4.80% 7/15/21	100,000	106,767
9.25% 4/15/19	100,000	129,688
MetLife
4.368% 9/15/23	167,000	170,825
4.75% 2/8/21	200,000	216,489
4.875% 11/13/43	200,000	197,051
5.00% 6/15/15	100,000	106,179
5.70% 6/15/35	50,000	54,781
5.875% 2/6/41	100,000	112,103
6.375% 6/15/34	100,000	118,626
6.40% 12/15/36	100,000	103,250
6.50% 12/15/32	100,000	119,328
6.75% 6/1/16	200,000	227,535
6.817% 8/15/18	400,000	479,062
7.717% 2/15/19	200,000	248,172
10.75% 8/1/39	150,000	222,000
Montpelier Re Holdings 4.70% 10/15/22	100,000	98,294
OneBeacon US Holdings 4.60% 11/9/22	100,000	98,289
PartnerRe Finance B 5.50% 6/1/20	100,000	108,634
Primerica 4.75% 7/15/22	100,000	103,179
Principal Financial Group
1.85% 11/15/17	250,000	247,969
8.875% 5/15/19	100,000	127,995
ProAssurance 5.30% 11/15/23	100,000	102,069
Progressive 3.75% 8/23/21	100,000	102,126
Protective Life
7.375% 10/15/19	50,000	61,053
8.45% 10/15/39	25,000	31,919
Prudential Financial
2.30% 8/15/18	250,000	248,790
3.875% 1/14/15	65,000	67,212
4.75% 9/17/15	125,000	133,260
5.10% 8/15/43	250,000	249,232
—5.20% 3/15/44	100,000	97,250
5.50% 3/15/16	200,000	218,433
5.70% 12/14/36	50,000	53,888
—5.875% 9/15/42	250,000	255,313
5.90% 3/17/36	250,000	275,674

LVIP SSgA Bond Index Fund–31

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Prudential Financial (continued)
6.625% 12/1/37	400,000	$481,207
6.625% 6/21/40	200,000	243,364
Reinsurance Group of America
4.70% 9/15/23	150,000	151,967
6.45% 11/15/19	90,000	103,909
Swiss Re Solutions Holding
7.00% 2/15/26	100,000	119,663
Torchmark
6.375% 6/15/16	100,000	110,688
9.25% 6/15/19	25,000	32,275
TransAtlantic Holdings 8.00% 11/30/39	100,000	124,727
Travelers
3.90% 11/1/20	100,000	105,511
4.60% 8/1/43	250,000	245,239
5.80% 5/15/18	250,000	288,270
5.90% 6/2/19	100,000	117,218
6.25% 6/15/37	100,000	120,274
6.75% 6/20/36	100,000	125,824
Trinity Acquisition 6.125% 8/15/43	100,000	101,437
Unum Group 7.125% 9/30/16	200,000	226,691
Willis Group Holdings 4.125% 3/15/16	150,000	157,123
XL Group 5.75% 10/1/21	100,000	112,465
XLIT
2.30% 12/15/18	100,000	98,333
5.25% 12/15/43	200,000	202,100

		21,891,760

Internet & Catalog Retail–0.02%
Amazon.com 1.20% 11/29/17	300,000	294,007
Expedia 5.95% 8/15/20	100,000	108,387

		402,394

Internet Software & Services–0.05%
Baidu
3.25% 8/6/18	200,000	202,660
3.50% 11/28/22	200,000	184,715
eBay
1.625% 10/15/15	100,000	101,997
2.60% 7/15/22	250,000	230,365
3.25% 10/15/20	100,000	101,885
Google
2.125% 5/19/16	200,000	206,759
3.625% 5/19/21	100,000	104,439

		1,132,820

IT Services–0.21%
Broadridge Financial Solutions 3.95% 9/1/20	100,000	100,896
Computer Sciences 6.50% 3/15/18	150,000	172,281
Fidelity National Information Services
2.00% 4/15/18	43,000	41,856
3.50% 4/15/23	311,000	284,031

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
IT Services (continued)
Fiserv
3.125% 6/15/16	100,000	$104,412
3.50% 10/1/22	150,000	139,549
4.625% 10/1/20	100,000	102,522
HP Enterprise Services 7.45% 10/15/29	25,000	28,196
International Business Machines
0.45% 5/6/16	150,000	148,821
0.55% 2/6/15	200,000	200,351
0.75% 5/11/15	200,000	200,948
1.25% 2/6/17	350,000	349,353
1.25% 2/8/18	250,000	244,969
1.625% 5/15/20	150,000	140,870
1.875% 8/1/22	100,000	87,564
1.95% 7/22/16	300,000	308,396
2.00% 1/5/16	100,000	102,687
2.90% 11/1/21	150,000	144,571
4.00% 6/20/42	200,000	179,308
5.60% 11/30/39	210,000	235,761
5.70% 9/14/17	300,000	344,781
5.875% 11/29/32	120,000	138,847
7.625% 10/15/18	300,000	375,647
SAIC
4.45% 12/1/20	100,000	100,541
5.95% 12/1/40	100,000	96,174
Total System Services 3.75% 6/1/23	125,000	115,771
Western Union
2.875% 12/10/17	150,000	152,427
3.65% 8/22/18	100,000	102,047
5.253% 4/1/20	107,000	114,150

		4,857,727

Leisure Equipment & Products–0.01%
Hasbro 6.35% 3/15/40	65,000	68,691
Mattel 6.20% 10/1/40	100,000	109,587

		178,278

Life Sciences Tools & Services–0.06%
Agilent Technologies
3.875% 7/15/23	150,000	142,451
5.00% 7/15/20	100,000	107,959
5.50% 9/14/15	100,000	107,855
Life Technologies
4.40% 3/1/15	100,000	104,141
6.00% 3/1/20	150,000	172,579
Thermo Fisher Scientific
3.20% 5/1/15	150,000	154,929
3.20% 3/1/16	140,000	146,446
3.60% 8/15/21	100,000	99,268
4.50% 3/1/21	240,000	253,041
4.70% 5/1/20	100,000	108,642
		1,397,311

LVIP SSgA Bond Index Fund–32

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery–0.24%
Caterpillar
1.50% 6/26/17	100,000	$99,599
2.60% 6/26/22	50,000	46,440
3.803% 8/15/42	168,000	141,850
3.90% 5/27/21	150,000	156,055
5.70% 8/15/16	125,000	139,447
6.05% 8/15/36	200,000	229,133
7.90% 12/15/18	100,000	125,465
Cooper US 6.10% 7/1/17	100,000	114,277
Crane 4.45% 12/15/23	100,000	99,040
Cummins
3.65% 10/1/23	139,000	137,411
4.875% 10/1/43	64,000	64,344
Deere
2.60% 6/8/22	100,000	93,681
3.90% 6/9/42	150,000	132,137
4.375% 10/16/19	350,000	388,101
5.375% 10/16/29	100,000	112,591
Dover
4.30% 3/1/21	100,000	105,995
4.875% 10/15/15	50,000	53,620
5.375% 3/1/41	100,000	107,558
6.60% 3/15/38	25,000	30,698
Eaton
0.95% 11/2/15	150,000	150,629
1.50% 11/2/17	200,000	196,248
2.75% 11/2/22	250,000	233,665
4.15% 11/2/42	150,000	133,783
6.95% 3/20/19	50,000	59,567
Flowserve 4.00% 11/15/23	64,000	62,361
Harsco 2.70% 10/15/15	100,000	101,556
Illinois Tool Works
3.375% 9/15/21	60,000	59,813
3.90% 9/1/42	150,000	128,884
4.875% 9/15/41	100,000	98,871
6.25% 4/1/19	100,000	119,400
Ingersoll-Rand Global Holding
#144A 4.25% 6/15/23	250,000	244,647
#144A 5.75% 6/15/43	100,000	101,859
6.875% 8/15/18	250,000	294,520
Joy Global 5.125% 10/15/21	80,000	82,290
Kennametal 2.65% 11/1/19	150,000	146,258
Parker Hannifin 6.25% 5/15/38	50,000	59,779
Pentair Finance 5.00% 5/15/21	200,000	209,369
Snap-on 6.125% 9/1/21	50,000	57,194
Stanley Black & Decker
2.90% 11/1/22	150,000	139,621
5.20% 9/1/40	100,000	101,006
—5.75% 12/15/53	100,000	105,750
Wabtec 4.375% 8/15/23	100,000	99,022

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery (continued)
Xylem 3.55% 9/20/16	100,000	$105,104

		5,468,638

Media–1.01%
CBS
3.375% 3/1/22	100,000	95,609
4.85% 7/1/42	150,000	135,654
7.875% 7/30/30	200,000	249,459
8.875% 5/15/19	200,000	255,990
CC Holdings 3.849% 4/15/23	150,000	140,685
CC Holdings GS V 2.381% 12/15/17	100,000	99,141
Comcast
3.125% 7/15/22	100,000	95,607
4.25% 1/15/33	200,000	186,374
4.65% 7/15/42	24,000	22,420
5.15% 3/1/20	300,000	335,117
5.70% 5/15/18	200,000	229,876
5.70% 7/1/19	200,000	231,430
5.90% 3/15/16	150,000	165,745
6.40% 5/15/38	250,000	289,635
6.45% 3/15/37	200,000	232,852
6.50% 1/15/15	200,000	212,118
6.50% 1/15/17	200,000	229,280
6.50% 11/15/35	200,000	234,004
6.95% 8/15/37	250,000	308,304
7.05% 3/15/33	500,000	606,628
DIRECTV Holdings
1.75% 1/15/18	75,000	73,644
3.125% 2/15/16	100,000	104,076
3.50% 3/1/16	200,000	210,048
3.55% 3/15/15	295,000	304,815
3.80% 3/15/22	200,000	192,461
4.60% 2/15/21	300,000	310,275
5.00% 3/1/21	200,000	210,418
5.15% 3/15/42	150,000	135,190
5.20% 3/15/20	65,000	70,878
5.875% 10/1/19	40,000	45,367
6.00% 8/15/40	200,000	198,150
6.35% 3/15/40	50,000	52,157
Discovery Communications
3.30% 5/15/22	150,000	142,276
3.70% 6/1/15	100,000	104,091
4.375% 6/15/21	100,000	103,497
4.875% 4/1/43	100,000	92,594
5.05% 6/1/20	200,000	218,610
5.625% 8/15/19	200,000	224,842
6.35% 6/1/40	150,000	166,522
Disney (Walt)
1.125% 2/15/17	250,000	248,659
1.35% 8/16/16	200,000	202,431
2.35% 12/1/22	300,000	273,115

LVIP SSgA Bond Index Fund–33

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Disney (Walt) (continued)
3.70% 12/1/42	150,000	$125,788
3.75% 6/1/21	200,000	206,791
4.125% 12/1/41	100,000	91,110
6.00% 7/17/17	150,000	173,679
Grupo Televisa
6.625% 1/15/40	100,000	107,194
8.50% 3/11/32	200,000	253,129
Historic TW
6.625% 5/15/29	300,000	345,182
6.875% 6/15/18	200,000	238,013
Interpublic Group
2.25% 11/15/17	150,000	148,018
4.00% 3/15/22	70,000	67,104
McGraw-Hill 6.55% 11/15/37	100,000	95,698
NBC Universal Media
2.875% 1/15/23	575,000	533,363
3.65% 4/30/15	275,000	286,093
4.375% 4/1/21	200,000	212,013
4.45% 1/15/43	675,000	607,023
5.15% 4/30/20	270,000	302,203
5.95% 4/1/41	200,000	219,535
News America
3.00% 9/15/22	150,000	141,274
4.50% 2/15/21	150,000	161,026
5.65% 8/15/20	300,000	336,646
6.15% 3/1/37	30,000	33,078
6.15% 2/15/41	450,000	503,276
6.40% 12/15/35	300,000	342,083
6.65% 11/15/37	175,000	204,925
6.90% 8/15/39	100,000	119,575
8.15% 10/17/36	100,000	128,137
Omnicom Group
3.625% 5/1/22	200,000	194,023
4.45% 8/15/20	35,000	37,201
6.25% 7/15/19	250,000	288,917
Reed Elsevier Capital 8.625% 1/15/19	100,000	125,505
Thomson Reuters
0.875% 5/23/16	100,000	99,355
1.30% 2/23/17	107,000	106,610
4.30% 11/23/23	200,000	201,262
4.70% 10/15/19	100,000	108,346
6.50% 7/15/18	150,000	174,089
Time Warner
3.15% 7/15/15	300,000	310,915
4.70% 1/15/21	100,000	106,328
4.75% 3/29/21	150,000	160,201
4.875% 3/15/20	200,000	219,512
4.90% 6/15/42	200,000	190,567
5.875% 11/15/16	150,000	169,339
6.10% 7/15/40	100,000	109,510

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Time Warner (continued)
6.25% 3/29/41	300,000	$334,290
6.50% 11/15/36	100,000	113,341
7.625% 4/15/31	325,000	412,386
7.70% 5/1/32	330,000	424,858
Time Warner Cable
3.50% 2/1/15	50,000	51,386
4.00% 9/1/21	500,000	465,128
5.00% 2/1/20	145,000	147,419
5.50% 9/1/41	100,000	83,128
5.85% 5/1/17	500,000	545,764
5.875% 11/15/40	100,000	86,775
6.55% 5/1/37	200,000	185,600
6.75% 7/1/18	300,000	336,761
6.75% 6/15/39	200,000	188,892
7.30% 7/1/38	150,000	150,001
8.25% 4/1/19	250,000	293,194
8.75% 2/14/19	200,000	238,821
Time Warner Entertainment
8.375% 3/15/23	250,000	288,019
8.375% 7/15/33	200,000	218,440
Viacom
1.25% 2/27/15	100,000	100,527
2.50% 9/1/18	120,000	121,100
3.125% 6/15/22	50,000	46,274
3.25% 3/15/23	250,000	232,007
3.50% 4/1/17	100,000	105,783
4.375% 3/15/43	477,000	404,301
5.625% 9/15/19	200,000	227,746
5.85% 9/1/43	150,000	158,248
6.875% 4/30/36	125,000	144,803
WPP Finance 2010
4.75% 11/21/21	100,000	104,126
5.625% 11/15/43	250,000	248,372

		23,081,170

Metals & Mining–0.63%
Alcoa
5.40% 4/15/21	200,000	204,563
5.87% 2/23/22	150,000	155,073
5.95% 2/1/37	200,000	185,362
6.75% 7/15/18	100,000	112,793
Allegheny Technologies
5.875% 8/15/23	100,000	101,174
5.95% 1/15/21	50,000	51,944
9.375% 6/1/19	100,000	122,309
Alum 6.75% 1/15/28	250,000	262,977
Barrick Australia Finance
5.95% 10/15/39	100,000	86,788
Barrick Gold
3.85% 4/1/22	250,000	225,546

LVIP SSgA Bond Index Fund–34

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Metals & Mining (continued)
Barrick Gold (continued)
4.10% 5/1/23	200,000	$181,120
6.95% 4/1/19	100,000	115,557
Barrick North America Finance
4.40% 5/30/21	200,000	192,869
5.70% 5/30/41	100,000	86,185
5.75% 5/1/43	150,000	135,331
7.50% 9/15/38	25,000	25,235
BHP Billiton Finance USA
1.00% 2/24/15	125,000	125,721
1.625% 2/24/17	350,000	351,216
1.875% 11/21/16	250,000	255,559
3.25% 11/21/21	250,000	248,948
3.85% 9/30/23	200,000	201,273
4.125% 2/24/42	125,000	111,513
5.00% 9/30/43	500,000	510,349
5.25% 12/15/15	100,000	108,881
5.40% 3/29/17	100,000	112,080
6.50% 4/1/19	150,000	180,038
Cliffs Natural Resources
3.95% 1/15/18	150,000	151,610
4.80% 10/1/20	155,000	154,277
6.25% 10/1/40	100,000	85,444
Freeport-McMoRan Copper & Gold
2.15% 3/1/17	100,000	100,728
2.375% 3/15/18	400,000	399,419
3.10% 3/15/20	775,000	753,988
3.55% 3/1/22	300,000	285,618
3.875% 3/15/23	225,000	213,175
5.45% 3/15/43	225,000	216,100
Goldcorp
2.125% 3/15/18	100,000	98,107
3.70% 3/15/23	200,000	179,211
Newmont Mining
3.50% 3/15/22	150,000	127,898
4.875% 3/15/42	150,000	111,431
5.125% 10/1/19	180,000	186,908
6.25% 10/1/39	100,000	88,716
Nucor
4.00% 8/1/23	139,000	135,956
4.125% 9/15/22	100,000	100,608
5.20% 8/1/43	100,000	97,782
5.75% 12/1/17	50,000	56,634
5.85% 6/1/18	100,000	113,410
Reliance Steel & Aluminum 4.50% 4/15/23	150,000	147,414
Rio Tinto Alcan 6.125% 12/15/33	150,000	169,308
Rio Tinto Finance USA
1.375% 6/17/16	300,000	304,856
1.625% 8/21/17	250,000	250,121
1.875% 11/2/15	200,000	204,050

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Metals & Mining (continued)
Rio Tinto Finance USA (continued)
2.25% 12/14/18	150,000	$149,434
2.50% 5/20/16	100,000	103,186
2.875% 8/21/22	250,000	233,446
3.50% 11/2/20	250,000	255,630
3.75% 9/20/21	150,000	151,692
4.125% 5/20/21	200,000	207,788
4.125% 8/21/42	150,000	132,413
5.20% 11/2/40	100,000	103,383
6.50% 7/15/18	250,000	295,414
7.125% 7/15/28	75,000	92,462
9.00% 5/1/19	100,000	130,707
Southern Copper
3.50% 11/8/22	89,000	82,601
5.25% 11/8/42	150,000	122,397
5.375% 4/16/20	125,000	134,186
6.75% 4/16/40	110,000	107,609
7.50% 7/27/35	200,000	210,414
Teck Resources
2.50% 2/1/18	250,000	251,752
4.50% 1/15/21	100,000	100,894
4.75% 1/15/22	104,000	105,170
5.20% 3/1/42	250,000	221,415
6.00% 8/15/40	100,000	95,896
6.25% 7/15/41	201,000	200,735
Vale 5.625% 9/11/42	150,000	136,917
Vale Overseas
4.375% 1/11/22	250,000	244,148
4.625% 9/15/20	100,000	102,920
5.625% 9/15/19	300,000	326,966
6.25% 1/11/16	100,000	109,375
6.25% 1/23/17	250,000	278,534
6.875% 11/21/36	350,000	363,214
6.875% 11/10/39	170,000	176,702
Xstrata Canada 5.375% 6/1/15	100,000	104,873

		14,515,446

Multiline Retail–0.15%
Dollar General 3.25% 4/15/23	200,000	184,335
Family Dollar Stores 5.00% 2/1/21	100,000	102,203
Kohl’s
4.00% 11/1/21	200,000	200,248
4.75% 12/15/23	150,000	152,561
6.00% 1/15/33	100,000	100,905
6.25% 12/15/17	50,000	57,393
Macy’s Retail Holdings
2.875% 2/15/23	100,000	90,680
4.375% 9/1/23	90,000	90,512
5.125% 1/15/42	100,000	95,772
5.90% 12/1/16	107,000	120,101
6.70% 7/15/34	150,000	171,180
6.90% 4/1/29	150,000	170,633

LVIP SSgA Bond Index Fund–35

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Multiline Retail (continued)
Nordstrom
4.75% 5/1/20	100,000	$109,587
#144A 5.00% 1/15/44	150,000	148,835
7.00% 1/15/38	100,000	128,626
Target
2.90% 1/15/22	300,000	288,287
3.875% 7/15/20	100,000	105,577
4.00% 7/1/42	150,000	130,633
5.875% 7/15/16	100,000	112,595
6.00% 1/15/18	250,000	288,971
6.35% 11/1/32	100,000	117,418
6.50% 10/15/37	200,000	237,692
7.00% 1/15/38	200,000	251,647

		3,456,391

Multi-Utilities–0.29%
American Water Capital
3.85% 3/1/24	250,000	247,499
4.30% 12/1/42	100,000	91,206
6.085% 10/15/17	100,000	113,204
Avista
5.125% 4/1/22	30,000	33,055
5.95% 6/1/18	100,000	114,722
CenterPoint Energy 5.95% 2/1/17	100,000	112,206
Consolidated Edison New York
3.95% 3/1/43	150,000	132,887
5.375% 12/15/15	100,000	108,816
5.50% 12/1/39	250,000	276,974
5.85% 3/15/36	100,000	114,684
6.30% 8/15/37	20,000	24,307
6.65% 4/1/19	200,000	239,884
6.75% 4/1/38	25,000	31,643
7.125% 12/1/18	200,000	243,931
Consumers Energy 3.95% 5/15/43	150,000	133,050
Delmarva Power & Light 4.00% 6/1/42	100,000	89,084
Dominion Resources
2.75% 9/15/22	250,000	231,743
4.45% 3/15/21	100,000	106,187
4.90% 8/1/41	60,000	57,803
5.15% 7/15/15	150,000	159,665
5.20% 8/15/19	80,000	89,731
5.95% 6/15/35	25,000	27,682
6.40% 6/15/18	76,000	88,718
8.875% 1/15/19	100,000	127,196
DTE Electric 3.65% 3/15/24	250,000	248,707
DTE Energy 6.35% 6/1/16	50,000	55,949
KeySpan 8.00% 11/15/30	25,000	32,233
MidAmerican Energy Holdings
5.75% 4/1/18	100,000	114,258
5.95% 5/15/37	125,000	137,230
6.125% 4/1/36	250,000	284,922
6.50% 9/15/37	100,000	116,529

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Multi-Utilities (continued)
National Grid 6.30% 8/1/16	50,000	$56,263
NiSource Finance
3.85% 2/15/23	50,000	48,203
4.80% 2/15/44	100,000	90,568
5.25% 2/15/43	59,000	57,547
5.45% 9/15/20	125,000	139,196
5.80% 2/1/42	100,000	104,375
6.125% 3/1/22	100,000	111,056
6.40% 3/15/18	300,000	345,569
NSTAR 4.50% 11/15/19	110,000	119,546
Puget Sound Energy
4.434% 11/15/41	100,000	95,589
5.638% 4/15/41	80,000	89,870
5.764% 7/15/40	50,000	57,025
5.795% 3/15/40	100,000	114,414
San Diego Gas & Electric
3.00% 8/15/21	175,000	172,755
3.60% 9/1/23	200,000	200,306
6.00% 6/1/39	110,000	131,631
SCANA 6.25% 4/1/20	100,000	110,395
Sempra Energy
2.875% 10/1/22	150,000	138,371
6.00% 10/15/39	125,000	137,777
6.15% 6/15/18	25,000	28,728
6.50% 6/1/16	230,000	258,943
United Utilities 5.375% 2/1/19	100,000	106,443

		6,700,275

Office Electronics–0.05%
Xerox
4.25% 2/15/15	350,000	363,200
4.50% 5/15/21	345,000	355,659
6.35% 5/15/18	250,000	285,996
6.40% 3/15/16	100,000	110,586

		1,115,441

Oil, Gas & Consumable Fuels–2.39%
Anadarko Finance 7.50% 5/1/31	250,000	304,743
Anadarko Petroleum
5.95% 9/15/16	200,000	222,954
6.375% 9/15/17	300,000	344,709
6.45% 9/15/36	250,000	281,611
7.95% 6/15/39	200,000	264,340
8.70% 3/15/19	200,000	253,489
Apache
1.75% 4/15/17	50,000	50,141
3.25% 4/15/22	73,000	72,053
4.25% 1/15/44	100,000	90,270
4.75% 4/15/43	200,000	194,744
5.10% 9/1/40	350,000	356,664
5.25% 2/1/42	100,000	104,212
5.625% 1/15/17	200,000	224,938

LVIP SSgA Bond Index Fund–36

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Apache (continued)
6.00% 1/15/37	50,000	$56,868
Boardwalk Pipelines
3.375% 2/1/23	100,000	90,085
5.75% 9/15/19	100,000	110,924
Buckeye Partners
4.875% 2/1/21	260,000	266,466
5.50% 8/15/19	50,000	55,027
Burlington Resources Finance
7.20% 8/15/31	100,000	127,341
Canadian Natural Resources
5.70% 5/15/17	250,000	281,172
5.85% 2/1/35	200,000	212,804
5.90% 2/1/18	100,000	113,929
6.25% 3/15/38	150,000	168,630
Cenovus Energy
3.80% 9/15/23	250,000	244,210
4.45% 9/15/42	100,000	90,393
5.70% 10/15/19	100,000	114,055
6.75% 11/15/39	200,000	235,198
Chevron
1.104% 12/5/17	300,000	293,678
1.718% 6/24/18	500,000	498,648
2.355% 12/5/22	500,000	455,695
3.191% 6/24/23	250,000	240,473
4.95% 3/3/19	100,000	113,562
CNOOC Finance 2013 3.00% 5/9/23	250,000	223,741
ConocoPhillips
1.05% 12/15/17	250,000	244,182
2.40% 12/15/22	450,000	410,588
4.60% 1/15/15	200,000	208,528
5.75% 2/1/19	425,000	491,328
5.90% 5/15/38	150,000	176,672
6.00% 1/15/20	200,000	234,926
6.50% 2/1/39	380,000	478,158
ConocoPhillips Canada Funding I 5.625% 10/15/16	100,000	111,960
ConocoPhillips Holding 6.95% 4/15/29	200,000	253,715
Continental Resources 4.50% 4/15/23	400,000	406,000
DCP Midstream Operating 4.95% 4/1/22	100,000	101,680
Devon Energy
1.875% 5/15/17	100,000	100,808
3.25% 5/15/22	250,000	238,818
4.00% 7/15/21	100,000	101,898
4.75% 5/15/42	100,000	93,079
5.60% 7/15/41	300,000	313,736
6.30% 1/15/19	100,000	116,013
7.95% 4/15/32	100,000	130,496
Devon Financing 7.875% 9/30/31	200,000	257,918
Ecopetrol 5.875% 9/18/23	200,000	211,500

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Ecopetrol (continued) 7.625% 7/23/19	200,000	$238,000
El Paso Natural Gas
5.95% 4/15/17	100,000	111,686
8.375% 6/15/32	100,000	128,829
El Paso Pipeline Partners Operating 5.00% 10/1/21	250,000	263,078
Enbridge
4.00% 10/1/23	150,000	147,605
5.60% 4/1/17	100,000	110,881
Enbridge Energy Partners
5.20% 3/15/20	100,000	107,487
6.50% 4/15/18	50,000	58,248
7.50% 4/15/38	300,000	352,812
9.875% 3/1/19	50,000	64,762
EnCana
5.90% 12/1/17	50,000	56,793
6.50% 5/15/19	300,000	350,849
6.50% 2/1/38	100,000	110,125
6.625% 8/15/37	250,000	277,361
7.20% 11/1/31	50,000	57,892
Energen 4.625% 9/1/21	100,000	98,063
Energy Transfer Partners
3.60% 2/1/23	100,000	92,780
4.15% 10/1/20	150,000	152,405
5.20% 2/1/22	250,000	263,622
5.95% 2/1/15	300,000	316,148
5.95% 10/1/43	125,000	127,256
6.50% 2/1/42	150,000	161,748
7.50% 7/1/38	200,000	235,369
7.60% 2/1/24	150,000	178,825
Enterprise Products Operating
1.25% 8/13/15	100,000	100,705
3.20% 2/1/16	100,000	104,366
3.35% 3/15/23	350,000	333,118
4.05% 2/15/22	100,000	101,514
4.45% 2/15/43	125,000	110,840
4.85% 8/15/42	200,000	189,060
4.85% 3/15/44	125,000	118,002
5.20% 9/1/20	100,000	111,396
5.25% 1/31/20	100,000	111,639
5.70% 2/15/42	150,000	158,713
5.75% 3/1/35	250,000	265,180
5.95% 2/1/41	100,000	109,286
6.125% 10/15/39	50,000	55,382
6.30% 9/15/17	100,000	115,216
6.50% 1/31/19	100,000	117,434
7.55% 4/15/38	100,000	126,805
EOG Resources
2.50% 2/1/16	250,000	258,060
2.625% 3/15/23	150,000	136,739
2.95% 6/1/15	200,000	207,086

LVIP SSgA Bond Index Fund–37

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
EOG Resources (continued)
4.40% 6/1/20	150,000	$161,882
6.875% 10/1/18	25,000	30,098
EQT
4.875% 11/15/21	100,000	102,718
8.125% 6/1/19	75,000	91,091
Hess
5.60% 2/15/41	200,000	209,162
7.125% 3/15/33	100,000	120,857
7.30% 8/15/31	250,000	306,131
8.125% 2/15/19	285,000	354,385
Husky Energy
3.95% 4/15/22	150,000	148,314
7.25% 12/15/19	125,000	151,015
Kerr-McGee 6.95% 7/1/24	100,000	116,389
Kinder Morgan Energy Partners
2.65% 2/1/19	300,000	297,023
3.50% 9/1/23	100,000	92,003
3.95% 9/1/22	100,000	97,623
5.00% 3/1/43	250,000	231,588
5.30% 9/15/20	250,000	276,172
5.625% 2/15/15	165,000	173,529
5.80% 3/15/35	150,000	154,249
5.95% 2/15/18	50,000	56,872
6.50% 9/1/39	100,000	109,990
6.55% 9/15/40	200,000	221,682
7.75% 3/15/32	200,000	243,721
Magellan Midstream Partners
4.25% 2/1/21	150,000	155,558
6.55% 7/15/19	50,000	59,237
Marathon Oil
0.90% 11/1/15	150,000	150,193
2.80% 11/1/22	125,000	115,423
5.90% 3/15/18	200,000	227,790
6.60% 10/1/37	100,000	120,195
Marathon Petroleum
3.50% 3/1/16	255,000	266,415
5.125% 3/1/21	135,000	146,461
6.50% 3/1/41	145,000	165,815
Murphy Oil 2.50% 12/1/17	500,000	503,507
Nexen
6.20% 7/30/19	130,000	150,044
6.40% 5/15/37	150,000	171,294
7.50% 7/30/39	200,000	255,873
Noble Energy
4.15% 12/15/21	100,000	102,998
5.25% 11/15/43	250,000	250,735
6.00% 3/1/41	135,000	144,851
8.25% 3/1/19	100,000	124,430
Noble Holding International
2.50% 3/15/17	100,000	100,393

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Holding International (continued)
3.45% 8/1/15	200,000	$207,462
3.95% 3/15/22	100,000	97,931
6.20% 8/1/40	125,000	130,963
Northwest Pipeline 6.05% 6/15/18	300,000	345,798
Occidental Petroleum
1.50% 2/15/18	100,000	97,834
1.75% 2/15/17	250,000	251,050
2.50% 2/1/16	200,000	207,372
2.70% 2/15/23	200,000	183,457
3.125% 2/15/22	150,000	146,355
4.10% 2/1/21	100,000	105,135
4.125% 6/1/16	150,000	161,439
ONEOK 4.25% 2/1/22	200,000	188,463
ONEOK Partners
3.20% 9/15/18	100,000	102,363
3.375% 10/1/22	150,000	140,483
6.125% 2/1/41	100,000	106,255
6.15% 10/1/16	50,000	56,185
6.20% 9/15/43	178,000	192,812
6.65% 10/1/36	100,000	110,383
8.625% 3/1/19	100,000	125,553
Panhandle Eastern Pipe Line 7.00% 6/15/18	300,000	347,452
Pemex Project Funding Master Trust 6.625% 6/15/35	250,000	264,375
Petrobras Global Finance
2.00% 5/20/16	200,000	200,342
3.00% 1/15/19	500,000	469,166
4.375% 5/20/23	350,000	315,312
5.625% 5/20/43	225,000	184,795
Petrobras International Finance
3.50% 2/6/17	600,000	606,991
3.875% 1/27/16	500,000	517,231
5.375% 1/27/21	700,000	698,172
5.75% 1/20/20	200,000	206,788
5.875% 3/1/18	200,000	214,157
6.875% 1/20/40	450,000	430,086
7.875% 3/15/19	400,000	455,097
Petro-Canada
5.95% 5/15/35	200,000	217,302
6.80% 5/15/38	100,000	120,073
9.25% 10/15/21	50,000	65,364
Petrohawk Energy
6.25% 6/1/19	100,000	110,450
7.25% 8/15/18	300,000	324,150
Petroleos Mexicanos
3.50% 7/18/18	200,000	205,750
3.50% 1/30/23	300,000	275,625
4.875% 3/15/15	300,000	315,600
4.875% 1/24/22	250,000	257,500
4.875% 1/18/24	500,000	501,250

LVIP SSgA Bond Index Fund–38

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos (continued)
5.50% 1/21/21	400,000	$432,000
6.00% 3/5/20	260,000	290,160
6.50% 6/2/41	800,000	840,000
8.00% 5/3/19	550,000	668,250
Phillips 66
2.95% 5/1/17	450,000	468,547
5.875% 5/1/42	250,000	272,108
Pioneer Natural Resources
3.95% 7/15/22	100,000	100,559
Plains All American Pipeline
3.95% 9/15/15	200,000	210,409
4.30% 1/31/43	100,000	86,985
5.15% 6/1/42	200,000	197,932
5.75% 1/15/20	100,000	114,297
6.65% 1/15/37	125,000	146,555
8.75% 5/1/19	150,000	192,071
Plains Exploration & Production 6.875% 2/15/23	300,000	336,000
Shell International Finance
0.625% 12/4/15	250,000	250,172
0.90% 11/15/16	200,000	200,115
1.125% 8/21/17	500,000	493,547
2.00% 11/15/18	300,000	300,536
2.375% 8/21/22	250,000	229,357
3.10% 6/28/15	200,000	207,632
3.25% 9/22/15	200,000	209,408
3.40% 8/12/23	650,000	634,811
4.30% 9/22/19	200,000	219,503
4.375% 3/25/20	75,000	82,331
4.55% 8/12/43	100,000	97,926
5.50% 3/25/40	100,000	111,496
6.375% 12/15/38	300,000	373,877
Southern Natural Gas 4.40% 6/15/21	300,000	308,841
Southwestern Energy 4.10% 3/15/22	200,000	198,604
Spectra Energy Capital
2.95% 6/15/16	100,000	103,869
2.95% 9/25/18	350,000	355,152
5.65% 3/1/20	100,000	109,035
7.50% 9/15/38	350,000	403,674
Statoil
1.15% 5/15/18	250,000	241,757
2.45% 1/17/23	200,000	182,666
2.65% 1/15/24	100,000	90,395
3.15% 1/23/22	200,000	195,660
3.70% 3/1/24	600,000	596,947
3.95% 5/15/43	250,000	219,573
4.80% 11/8/43	150,000	152,146
5.10% 8/17/40	200,000	208,341
5.25% 4/15/19	250,000	283,672
7.15% 1/15/29	25,000	32,181

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Suncor Energy
6.10% 6/1/18	150,000	$173,564
6.50% 6/15/38	250,000	291,988
6.85% 6/1/39	100,000	120,703
7.15% 2/1/32	25,000	31,975
Sunoco Logistics Partners Operations
3.45% 1/15/23	200,000	184,119
6.85% 2/15/40	100,000	111,276
Talisman Energy
3.75% 2/1/21	250,000	242,411
7.75% 6/1/19	125,000	149,878
Tennessee Gas Pipeline 7.625% 4/1/37	150,000	191,220
Tosco 8.125% 2/15/30	100,000	139,663
Total Capital
2.30% 3/15/16	100,000	103,086
3.00% 6/24/15	100,000	103,619
3.125% 10/2/15	100,000	104,402
4.125% 1/28/21	100,000	105,934
4.45% 6/24/20	100,000	109,085
Total Capital Canada
1.45% 1/15/18	200,000	197,915
2.75% 7/15/23	300,000	277,718
Total Capital International
1.00% 8/12/16	200,000	200,466
1.55% 6/28/17	150,000	150,159
2.70% 1/25/23	200,000	184,854
2.875% 2/17/22	200,000	190,531
3.70% 1/15/24	100,000	99,083
TransCanada PipeLines
0.75% 1/15/16	200,000	199,600
0.875% 3/2/15	140,000	140,448
2.50% 8/1/22	150,000	137,071
3.40% 6/1/15	200,000	207,860
3.75% 10/16/23	150,000	146,495
3.80% 10/1/20	100,000	103,667
4.875% 1/15/15	50,000	52,309
6.10% 6/1/40	100,000	113,627
•6.35% 5/15/67	150,000	154,198
6.50% 8/15/18	200,000	235,615
7.25% 8/15/38	100,000	127,124
7.625% 1/15/39	250,000	334,765
Transcontinental Gas Pipe Line
4.45% 8/1/42	100,000	89,310
Valero Energy
4.50% 2/1/15	45,000	46,798
6.125% 2/1/20	65,000	74,340
6.625% 6/15/37	300,000	343,298
7.50% 4/15/32	100,000	121,949
9.375% 3/15/19	200,000	258,034
Western Gas Partners 4.00% 7/1/22	150,000	143,417
Williams
3.70% 1/15/23	139,000	121,546

LVIP SSgA Bond Index Fund–39

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Williams (continued)
8.75% 3/15/32	109,000	$127,569
Williams Partners
3.80% 2/15/15	200,000	206,681
4.00% 11/15/21	100,000	98,927
5.25% 3/15/20	200,000	218,986
6.30% 4/15/40	170,000	183,307
XTO Energy 6.50% 12/15/18	100,000	121,048

		54,571,697

Paper & Forest Products–0.09%
Celulosa Arauco y Constitucion
5.00% 1/21/21	100,000	101,409
5.625% 4/20/15	100,000	105,482
Domtar 4.40% 4/1/22	100,000	95,910
Georgia-Pacific 8.00% 1/15/24	250,000	322,348
International Paper
4.75% 2/15/22	200,000	210,028
6.00% 11/15/41	135,000	147,116
7.30% 11/15/39	100,000	123,872
7.50% 8/15/21	80,000	98,219
7.95% 6/15/18	300,000	364,758
9.375% 5/15/19	100,000	131,313
Plum Creek Timberlands 4.70% 3/15/21	100,000	103,824
Westvaco 8.20% 1/15/30	150,000	178,162

		1,982,441

Personal Products–0.01%
Avon Products
5.00% 3/15/23	100,000	97,399
6.50% 3/1/19	100,000	109,300

		206,699

Pharmaceuticals–0.84%
Abbott Laboratories
5.125% 4/1/19	78,000	88,285
5.30% 5/27/40	250,000	273,749
6.00% 4/1/39	50,000	58,155
6.15% 11/30/37	50,000	59,138
AbbVie
1.20% 11/6/15	400,000	404,250
1.75% 11/6/17	750,000	749,408
2.90% 11/6/22	500,000	468,226
4.40% 11/6/42	300,000	280,909
Allergan
1.35% 3/15/18	50,000	48,773
5.75% 4/1/16	100,000	110,681
AstraZeneca
4.00% 9/18/42	150,000	130,977
5.90% 9/15/17	350,000	400,551
6.45% 9/15/37	450,000	539,105
Bristol-Myers Squibb
1.75% 3/1/19	200,000	195,525

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb (continued)
2.00% 8/1/22	100,000	$88,686
3.25% 8/1/42	100,000	77,986
5.45% 5/1/18	150,000	171,877
5.875% 11/15/36	195,000	223,900
6.125% 5/1/38	103,000	122,792
GlaxoSmithKline Capital
0.70% 3/18/16	200,000	199,260
0.75% 5/8/15	250,000	251,077
2.80% 3/18/23	150,000	139,199
2.85% 5/8/22	750,000	708,656
5.375% 4/15/34	100,000	109,172
5.65% 5/15/18	450,000	518,522
6.375% 5/15/38	450,000	552,636
Johnson & Johnson
1.65% 12/5/18	300,000	296,474
2.15% 5/15/16	400,000	413,689
2.95% 9/1/20	100,000	101,325
3.55% 5/15/21	100,000	104,209
4.375% 12/5/33	83,000	83,813
4.85% 5/15/41	100,000	105,149
5.15% 7/15/18	250,000	284,767
5.85% 7/15/38	100,000	118,765
Lilly (Eli)
5.20% 3/15/17	140,000	156,443
5.50% 3/15/27	100,000	114,367
5.95% 11/15/37	100,000	115,604
Merck
0.70% 5/18/16	125,000	124,855
1.10% 1/31/18	150,000	145,943
1.30% 5/18/18	100,000	97,364
2.25% 1/15/16	100,000	103,351
2.40% 9/15/22	150,000	137,280
2.80% 5/18/23	250,000	231,916
3.60% 9/15/42	100,000	83,175
3.875% 1/15/21	100,000	105,635
4.00% 6/30/15	200,000	210,209
4.15% 5/18/43	242,000	221,990
4.75% 3/1/15	150,000	157,481
5.00% 6/30/19	100,000	113,407
5.85% 6/30/39	100,000	116,653
6.00% 9/15/17	50,000	57,850
6.40% 3/1/28	50,000	60,626
6.50% 12/1/33	200,000	250,106
6.55% 9/15/37	200,000	250,199
Mylan
2.55% 3/28/19	75,000	74,342
#144A 2.60% 6/24/18	200,000	200,326
5.40% 11/29/43	133,000	134,568
Novartis Capital
2.40% 9/21/22	250,000	229,651

LVIP SSgA Bond Index Fund–40

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Novartis Capital (continued)
2.90% 4/24/15	300,000	$310,101
3.70% 9/21/42	150,000	128,811
4.40% 4/24/20	100,000	109,064
Novartis Securities Investment 5.125% 2/10/19	400,000	453,462
Perrigo
#144A 1.30% 11/8/16	206,000	205,429
#144A 4.00% 11/15/23	250,000	245,769
Pfizer
0.90% 1/15/17	500,000	497,898
1.50% 6/15/18	250,000	246,477
3.00% 6/15/23	200,000	188,295
4.30% 6/15/43	100,000	94,417
5.35% 3/15/15	350,000	369,937
6.20% 3/15/19	400,000	474,710
7.20% 3/15/39	300,000	404,585
Sanofi 1.25% 4/10/18	91,000	88,690
Sanofi-Aventis
2.625% 3/29/16	350,000	364,147
4.00% 3/29/21	325,000	341,010
Teva Pharmaceutical Finance
2.95% 12/18/22	175,000	158,746
3.00% 6/15/15	125,000	129,050
6.15% 2/1/36	100,000	109,876
Teva Pharmaceutical Finance IV
2.25% 3/18/20	250,000	238,067
3.65% 11/10/21	250,000	245,620
Watson Pharmaceuticals
3.25% 10/1/22	250,000	233,616
4.625% 10/1/42	125,000	114,157
6.125% 8/15/19	45,000	51,938
Wyeth
5.50% 2/15/16	400,000	439,470
5.95% 4/1/37	350,000	407,072
6.00% 2/15/36	100,000	116,389
6.50% 2/1/34	100,000	122,780
Zoetis
1.15% 2/1/16	20,000	20,033
3.25% 2/1/23	163,000	152,809
4.70% 2/1/43	150,000	140,736

		19,176,188

Professional Services–0.01%
Dun & Bradstreet 2.875% 11/15/15	55,000	56,429
Verisk Analytics 4.125% 9/12/22	100,000	96,966

		153,395

Real Estate Investment Trusts–0.59%
American Tower
3.50% 1/31/23	250,000	228,370

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
American Tower (continued)
4.50% 1/15/18	200,000	$214,451
4.625% 4/1/15	250,000	261,563
4.70% 3/15/22	225,000	225,277
5.00% 2/15/24	100,000	100,938
5.05% 9/1/20	100,000	105,897
5.90% 11/1/21	65,000	71,030
AvalonBay Communities
3.625% 10/1/20	200,000	202,470
6.10% 3/15/20	100,000	115,391
BioMed Realty 3.85% 4/15/16	100,000	104,473
Boston Properties
3.70% 11/15/18	100,000	105,600
3.85% 2/1/23	125,000	122,362
4.125% 5/15/21	250,000	256,207
5.00% 6/1/15	100,000	105,839
5.625% 11/15/20	150,000	169,000
5.875% 10/15/19	100,000	114,977
Brandywine Operating Partnership 4.95% 4/15/18	100,000	107,649
BRE Properties 3.375% 1/15/23	250,000	229,996
Camden Property Trust
4.25% 1/15/24	67,000	66,388
4.625% 6/15/21	100,000	104,969
CBL & Associates 5.25% 12/1/23	67,000	67,039
CubeSmart 4.375% 12/15/23	100,000	97,900
DDR
3.50% 1/15/21	150,000	146,228
7.50% 4/1/17	200,000	233,273
Digital Realty Trust
4.50% 7/15/15	100,000	104,049
5.25% 3/15/21	100,000	102,212
Duke Realty
4.375% 6/15/22	100,000	99,283
6.75% 3/15/20	50,000	57,835
7.375% 2/15/15	100,000	106,991
Entertainment Properties Trust 5.75% 8/15/22	100,000	102,123
EPR Properties 5.25% 7/15/23	75,000	73,403
ERP Operating
4.625% 12/15/21	150,000	158,395
4.75% 7/15/20	100,000	107,967
5.125% 3/15/16	100,000	108,702
6.584% 4/13/15	250,000	268,730
Essex Portfolio 3.25% 5/1/23	100,000	90,696
Federal Realty Investment Trust 2.75% 6/1/23	100,000	90,049
HCP
2.625% 2/1/20	200,000	190,902
3.75% 2/1/16	55,000	57,823
3.75% 2/1/19	100,000	103,983

LVIP SSgA Bond Index Fund–41

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
HCP (continued)
4.25% 11/15/23	186,000	$182,307
5.375% 2/1/21	200,000	218,028
6.30% 9/15/16	125,000	140,852
Health Care REIT
3.625% 3/15/16	100,000	104,826
4.50% 1/15/24	250,000	247,331
5.25% 1/15/22	100,000	106,739
6.125% 4/15/20	135,000	152,141
6.20% 6/1/16	50,000	55,620
6.50% 3/15/41	250,000	278,576
Healthcare Realty Trust
5.75% 1/15/21	200,000	217,681
6.50% 1/17/17	100,000	112,223
Hospitality Properties Trust
5.00% 8/15/22	300,000	305,376
5.625% 3/15/17	100,000	108,709
Host Hotels & Resorts 4.75% 3/1/23	150,000	151,292
Kilroy Realty 4.80% 7/15/18	100,000	107,271
Kimco Realty 6.875% 10/1/19	150,000	179,045
Liberty Property
4.125% 6/15/22	50,000	49,297
4.40% 2/15/24	100,000	98,389
5.50% 12/15/16	100,000	110,463
6.625% 10/1/17	50,000	57,305
Mack-Cali Realty 7.75% 8/15/19	100,000	120,021
Mid-America Apartments
4.30% 10/15/23	50,000	48,708
National Retail Properties
3.30% 4/15/23	100,000	90,966
5.50% 7/15/21	100,000	108,868
Omega Healthcare Investors
6.75% 10/15/22	100,000	109,125
ProLogis
4.25% 8/15/23	150,000	148,468
4.50% 8/15/17	100,000	108,093
6.625% 5/15/18	89,000	104,050
6.875% 3/15/20	104,000	122,645
Realty Income
4.65% 8/1/23	100,000	100,899
5.75% 1/15/21	100,000	110,744
5.875% 3/15/35	50,000	52,198
5.95% 9/15/16	110,000	122,315
Regency Centers 4.80% 4/15/21	100,000	104,808
Senior Housing Properties Trust 4.30% 1/15/16	100,000	104,209
Simon Property Group
3.375% 3/15/22	150,000	146,462
4.125% 12/1/21	300,000	310,858
4.20% 2/1/15	180,000	185,330
5.25% 12/1/16	200,000	221,512
5.65% 2/1/20	200,000	227,681

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Simon Property Group (continued)
6.75% 2/1/40	300,000	$377,568
10.35% 4/1/19	200,000	270,913
Tanger Properties 3.875% 12/1/23	100,000	96,590
UDR
4.25% 6/1/18	100,000	105,886
4.625% 1/10/22	100,000	102,925
Ventas Realty
2.70% 4/1/20	100,000	95,756
4.00% 4/30/19	200,000	210,398
4.25% 3/1/22	200,000	201,594
4.75% 6/1/21	100,000	105,071
Vornado Realty 4.25% 4/1/15	100,000	103,149
Washington Real Estate Investment Trust 3.95% 10/15/22	100,000	95,127
Weingarten Realty Investors 3.375% 10/15/22	150,000	138,061
Weyerhaeuser
4.625% 9/15/23	250,000	254,176
7.375% 3/15/32	250,000	306,740

		13,475,815

Real Estate Management & Development–0.00%
Jones Lang LaSalle 4.40% 11/15/22	100,000	96,220

		96,220

Road & Rail–0.32%
Burlington Northern Santa Fe
3.00% 3/15/23	100,000	93,310
3.05% 3/15/22	150,000	142,430
3.45% 9/15/21	200,000	197,848
3.85% 9/1/23	100,000	98,561
4.10% 6/1/21	100,000	102,891
4.40% 3/15/42	100,000	89,449
4.45% 3/15/43	100,000	91,025
4.95% 9/15/41	100,000	98,953
5.05% 3/1/41	100,000	99,556
5.15% 9/1/43	150,000	152,960
5.65% 5/1/17	350,000	392,830
5.75% 5/1/40	200,000	220,253
6.15% 5/1/37	100,000	114,222
7.95% 8/15/30	100,000	130,739
Canadian National Railway
4.50% 11/7/43	75,000	72,721
5.55% 3/1/19	200,000	229,763
5.85% 11/15/17	150,000	170,715
6.20% 6/1/36	100,000	120,487
6.25% 8/1/34	100,000	118,677
Canadian Pacific Railway
4.45% 3/15/23	100,000	103,424
7.125% 10/15/31	150,000	180,872
7.25% 5/15/19	65,000	78,808

LVIP SSgA Bond Index Fund–42

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Road & Rail (continued)
Con-way 7.25% 1/15/18	100,000	$115,041
CSX
3.70% 10/30/20	275,000	283,689
3.70% 11/1/23	94,000	91,121
4.10% 3/15/44	100,000	85,081
4.40% 3/1/43	200,000	178,305
5.50% 4/15/41	200,000	211,093
6.15% 5/1/37	120,000	134,422
6.22% 4/30/40	100,000	113,436
7.375% 2/1/19	100,000	121,453
GATX 2.50% 3/15/19	167,000	165,782
Kansas City Southern de Mexico de CV
2.35% 5/15/20	150,000	139,947
#Kansas City Southern Railway 144A
4.30% 5/15/43	100,000	87,610
Norfolk Southern
2.903% 2/15/23	121,000	111,985
3.00% 4/1/22	118,000	111,683
3.25% 12/1/21	100,000	97,065
3.85% 1/15/24	150,000	147,643
4.80% 8/15/43	125,000	121,530
4.837% 10/1/41	111,000	106,367
5.75% 4/1/18	100,000	114,040
5.90% 6/15/19	100,000	115,779
6.00% 5/23/11	100,000	106,350
7.70% 5/15/17	240,000	285,084
Ryder System
2.50% 3/1/17	200,000	203,623
3.15% 3/2/15	115,000	117,841
5.85% 11/1/16	100,000	110,853
Union Pacific
#144A 3.646% 2/15/24	185,000	179,128
4.00% 2/1/21	65,000	67,930
4.163% 7/15/22	190,000	195,810
4.75% 9/15/41	200,000	194,582
4.75% 12/15/43	105,000	102,685
#144A 4.821% 2/1/44	25,000	24,307

		7,341,759

Semiconductors & Semiconductor Equipment–0.14%
Altera 2.50% 11/15/18	250,000	248,166
Analog Devices 3.00% 4/15/16	100,000	104,296
Applied Materials 5.85% 6/15/41	100,000	103,912
Broadcom 2.50% 8/15/22	250,000	224,064
Intel
1.35% 12/15/17	400,000	395,714
1.95% 10/1/16	200,000	205,737
2.70% 12/15/22	150,000	138,542
3.30% 10/1/21	254,000	252,775
4.00% 12/15/32	250,000	231,163
4.25% 12/15/42	250,000	221,824
4.80% 10/1/41	172,000	168,375

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor 6.90% 5/1/18	100,000	$117,126
Maxim Integrated Products
2.50% 11/15/18	200,000	198,536
3.375% 3/15/23	100,000	91,733
National Semiconductor 3.95% 4/15/15	100,000	104,264
Texas Instruments
1.65% 8/3/19	100,000	96,453
2.25% 5/1/23	250,000	221,057
2.375% 5/16/16	100,000	103,714

		3,227,451

Software–0.25%
Adobe Systems
3.25% 2/1/15	100,000	102,734
4.75% 2/1/20	85,000	91,877
Autodesk 1.95% 12/15/17	100,000	99,017
CA
2.875% 8/15/18	150,000	149,765
5.375% 12/1/19	100,000	111,335
Intuit 5.75% 3/15/17	100,000	111,891
Microsoft
1.625% 9/25/15	300,000	306,379
2.375% 5/1/23	150,000	135,984
3.00% 10/1/20	300,000	306,238
3.50% 11/15/42	150,000	124,406
3.625% 12/15/23	300,000	301,079
4.20% 6/1/19	200,000	220,715
4.50% 10/1/40	100,000	95,358
4.875% 12/15/43	100,000	102,611
5.20% 6/1/39	200,000	212,582
5.30% 2/8/41	100,000	107,533
Oracle
1.20% 10/15/17	350,000	344,737
2.375% 1/15/19	200,000	202,029
2.50% 10/15/22	550,000	504,743
3.875% 7/15/20	100,000	105,699
5.00% 7/8/19	250,000	283,367
5.25% 1/15/16	200,000	218,427
5.375% 7/15/40	400,000	428,662
5.75% 4/15/18	375,000	433,756
6.125% 7/8/39	150,000	175,381
6.50% 4/15/38	200,000	244,482
Symantec
3.95% 6/15/22	150,000	145,784
4.20% 9/15/20	100,000	101,568

		5,768,139

Specialty Retail–0.21%
Advance Auto Parts
4.50% 1/15/22	100,000	101,640
4.50% 12/1/23	100,000	100,149

LVIP SSgA Bond Index Fund–43

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Specialty Retail (continued)
AutoZone
2.875% 1/15/23	100,000	$90,189
4.00% 11/15/20	75,000	77,127
5.75% 1/15/15	200,000	210,148
Gap 5.95% 4/12/21	150,000	165,993
Home Depot
2.25% 9/10/18	143,000	145,125
2.70% 4/1/23	150,000	138,556
3.75% 2/15/24	200,000	199,483
4.20% 4/1/43	150,000	137,247
4.40% 4/1/21	100,000	108,166
4.875% 2/15/44	96,000	97,589
5.40% 3/1/16	450,000	493,854
5.40% 9/15/40	100,000	108,654
5.875% 12/16/36	350,000	405,208
5.95% 4/1/41	100,000	116,527
Lowe’s
1.625% 4/15/17	150,000	149,588
3.12% 4/15/22	100,000	97,139
3.875% 9/15/23	200,000	201,483
4.625% 4/15/20	150,000	165,842
4.65% 4/15/42	100,000	97,084
5.40% 10/15/16	200,000	224,155
5.80% 10/15/36	200,000	221,019
5.80% 4/15/40	20,000	22,547
6.65% 9/15/37	100,000	122,435
O’Reilly Automotive
3.80% 9/1/22	100,000	96,688
4.875% 1/14/21	45,000	47,236
QVC 4.375% 3/15/23	600,000	562,006
TJX
2.50% 5/15/23	100,000	90,714
4.20% 8/15/15	50,000	52,759
6.95% 4/15/19	55,000	65,951

		4,912,301

Textiles, Apparel & Luxury Goods–0.02%
NIKE
2.25% 5/1/23	100,000	89,598
3.625% 5/1/43	100,000	84,244
Ralph Lauren 2.125% 9/26/18	50,000	49,807
VF 6.00% 10/15/33	150,000	168,291

		391,940

Thrift & Mortgage Finance–0.01%
People’s United Financial
3.65% 12/6/22	150,000	142,077
Santander Holdings USA
3.00% 9/24/15	40,000	41,323
4.625% 4/19/16	100,000	106,694

		290,094

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Tobacco–0.23%
Altria Group
2.85% 8/9/22	200,000	$184,489
4.00% 1/31/24	89,000	87,168
4.125% 9/11/15	400,000	422,271
4.50% 5/2/43	100,000	88,698
4.75% 5/5/21	200,000	214,966
5.375% 1/31/44	63,000	63,497
9.70% 11/10/18	119,000	156,571
9.95% 11/10/38	113,000	172,879
10.20% 2/6/39	97,000	151,788
Lorillard Tobacco
2.30% 8/21/17	100,000	100,307
3.50% 8/4/16	45,000	47,380
3.75% 5/20/23	200,000	182,426
8.125% 6/23/19	100,000	121,953
8.125% 5/1/40	100,000	120,782
Philip Morris International
1.875% 1/15/19	500,000	489,210
2.50% 5/16/16	250,000	259,598
2.90% 11/15/21	250,000	239,079
3.60% 11/15/23	600,000	581,962
4.125% 3/4/43	150,000	131,839
4.375% 11/15/41	200,000	182,990
4.50% 3/26/20	100,000	108,281
4.50% 3/20/42	100,000	93,770
5.65% 5/16/18	300,000	344,895
6.375% 5/16/38	150,000	178,385
Reynolds American
4.75% 11/1/42	125,000	111,515
4.85% 9/15/23	225,000	232,718
6.15% 9/15/43	125,000	135,460

		5,204,877

Trading Companies & Distributors–0.00%
GATX 3.90% 3/30/23	101,000	95,861

		95,861

Wireless Telecommunication Services–0.23%
Alltel 7.875% 7/1/32	100,000	130,544
America Movil
2.375% 9/8/16	400,000	413,668
3.125% 7/16/22	200,000	185,130
3.625% 3/30/15	200,000	207,501
4.375% 7/16/42	200,000	167,162
5.00% 3/30/20	200,000	217,613
6.125% 11/15/37	150,000	159,851
6.125% 3/30/40	250,000	267,029
6.375% 3/1/35	25,000	27,291
Cellco Partnership 8.50% 11/15/18	300,000	380,233
Rogers Communications
3.00% 3/15/23	125,000	115,537

LVIP SSgA Bond Index Fund–44

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
Rogers Communications (continued)
4.10% 10/1/23	300,000	$301,165
4.50% 3/15/43	100,000	87,908
6.80% 8/15/18	150,000	178,956
7.50% 8/15/38	25,000	31,619
Vodafone Group
0.90% 2/19/16	200,000	200,806
1.50% 2/19/18	350,000	341,585
2.50% 9/26/22	300,000	265,452
2.95% 2/19/23	225,000	205,605
4.375% 2/19/43	150,000	130,119
5.00% 9/15/15	300,000	320,918
5.45% 6/10/19	200,000	227,619
5.625% 2/27/17	300,000	335,850
5.75% 3/15/16	100,000	109,872
6.15% 2/27/37	200,000	217,443
7.875% 2/15/30	100,000	125,534

		5,352,010

Total Corporate Bonds (Cost $523,970,250)		536,421,938

MUNICIPAL BONDS–0.82%
American Municipal Power, Ohio Taxable Build America Bonds Series B
6.449% 2/15/44	50,000	54,120
7.834% 2/15/41	55,000	69,787
8.084% 2/15/50	800,000	1,056,080
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series F-2 6.263% 4/1/49	200,000	240,062
Series S1 6.793% 4/1/30	100,000	117,971
Series S1 6.918% 4/1/40	100,000	119,781
Series S1 7.043% 4/1/50	100,000	123,459
California State
3.95% 11/1/15	100,000	105,891
California State Taxable Build America Bonds
6.65% 3/1/22	200,000	234,518
7.30% 10/1/39	1,100,000	1,383,910
7.50% 4/1/34	325,000	414,983
7.55% 4/1/39	600,000	776,682
7.60% 11/1/40	80,000	105,474
7.625% 3/1/40	85,000	111,254
7.95% 3/1/36	100,000	115,702
California State Various Purposes
5.75% 3/1/17	100,000	113,170
5.95% 4/1/16	35,000	38,835
6.20% 10/1/19	100,000	116,650
Central Puget Sound, Washington Regional Transportation Authority Sales & Use Tax Revenue Taxable Build America Bonds

	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
California State Various Purposes (continued)
5.491% 11/1/39	50,000	$54,074
Chicago, Illinois Board of Education 6.319% 11/1/29	100,000	99,033
Chicago, Illinois Transit Authority Transfer Tax Receipts Revenue
Series A 6.899% 12/1/40	100,000	111,436
Series B 6.899% 12/1/40	40,000	44,927
City & County of Denver, Colorado Taxable Build America Bonds 5.65% 8/1/30	100,000	106,288
Clark County, Nevada Airport Revenue Taxable Build America Bonds
6.881% 7/1/42	50,000	53,066
Series C 6.82% 7/1/45	75,000	91,499
Commonwealth of Massachusetts Consolidated Loan Taxable Build Americia Bonds 5.456% 12/1/39	100,000	107,129
Commonwealth of Massachusetts Taxable Build America Bonds
4.91% 5/1/29	100,000	104,525
Series E 4.20% 12/1/21	100,000	105,707
Connecticut State Taxable Build America Bonds
Series A 5.85% 3/15/32	100,000	111,636
Series D 5.09% 10/1/30	200,000	204,072
Dallas Area, Texas Rapid Transit 5.999% 12/1/44	200,000	230,764
Dallas, Texas Independent School District Taxable Build America Bonds Series C 6.45% 2/15/35 (PSF)	100,000	111,338
East Baton Rouge, Louisiana Sewerage Commission 6.087% 2/1/45	100,000	103,024
East Bay Municipal Utility District Taxable Build America Bonds 5.874% 6/1/40	100,000	113,838
Georgia State Taxable Build America Bonds Series H 4.503% 11/1/25	100,000	105,920
Greater Chicago Metropolitan Water Reclamation District Taxable Build America Bonds 5.72% 12/1/38	150,000	159,644
Illinois State
4.961% 3/1/16	100,000	106,668
5.665% 3/1/18	250,000	272,495
Illinois State Taxable 4.421% 1/1/15	100,000	103,104
Illinois State Taxable Pension
4.35% 6/1/18	500,000	520,465
4.95% 6/1/23	100,000	99,483
5.10% 6/1/33	800,000	743,952
Illinois State Toll Highway Authority Taxable Build America Bonds Series B 5.851% 12/1/34	100,000	107,701

LVIP SSgA Bond Index Fund–45

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Los Angeles, California Community College District
6.60% 8/1/42	100,000	$122,612
6.75% 8/1/49	100,000	125,463
Los Angeles, California County Public Works Financing Authority
7.488% 8/1/33	100,000	118,959
7.618% 8/1/40	100,000	117,091
Los Angeles, California Department of Airports Taxable Build America Bonds 6.582% 5/15/39	25,000	28,520
Los Angeles, California Department of Water & Power Taxable Build America Bonds Series C 6.008% 7/1/39	25,000	27,768
Los Angeles, California Unified School District Taxable Build America Bonds 6.758% 7/1/34	315,000	387,494
Massachusetts State Water Pollution Abatement 5.192% 8/1/40	70,000	74,248
Metropolitan Government of Nashville & Davidson County Convention Center Authority Taxable Build America Bonds Series B 6.731% 7/1/43	50,000	55,120
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds
5.871% 11/15/39	100,000	106,687
6.668% 11/15/39	130,000	152,147
Series E 6.814% 11/15/40	500,000	594,060
Mississippi State Taxable Build America Bonds Series F 5.245% 11/1/34	100,000	104,978
Municipal Electric Authority, Georgia Build America Bonds (PLT Vogtle Units 3 & 4 Project)
6.655% 4/1/57	125,000	130,738
Taxable 6.637% 4/1/57	150,000	157,821
Taxable 7.055% 4/1/57	100,000	100,053
New Jersey Economic Development Authority
Series A 7.425% 2/15/29 (NATL-RE)	225,000	271,665
^Series B 6.123% 2/15/22 (AGM)	200,000	136,090
New Jersey State Transportation Trust Fund Authority Taxable Build America Bonds
6.561% 12/15/40	100,000	117,560
Series C 5.754% 12/15/28	100,000	109,599
Series C 6.104% 12/15/28	200,000	213,198
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds
Series A 7.102% 1/1/41	350,000	446,054
Series F 7.414% 1/1/40	90,000	118,589
New York City, New York 5.517% 10/1/37	85,000	88,975
New York City, New York Municipal Water Finance Authority Taxable Build America Bonds 5.724% 6/15/42	65,000	72,494

	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
New York City, New York Municipal Water Finance Authority Taxable Build America Bonds (continued)
5.75% 6/15/41	100,000	$112,832
5.79% 6/15/41	200,000	208,826
5.952% 6/15/42	100,000	114,899
6.011% 6/15/42	35,000	40,529
New York City, New York Taxable Build America Bonds
Series A2 5.206% 10/1/31	100,000	102,862
Series F-1 6.271% 12/1/37	100,000	114,373
New York City, New York Transitional Finance Authority 5.508% 8/1/37	200,000	221,686
New York City, New York Transitional Finance Authority Taxable Build America Bonds 5.572% 11/1/38	65,000	71,469
New York State Dormitory Authority Taxable Build America Bonds
5.50% 3/15/30	100,000	107,845
5.60% 3/15/40	100,000	109,910
New York State Urban Development Taxable Build America Bonds 5.77% 3/15/39	50,000	54,757
Ohio State University Taxable Build America Bonds Series C 4.91% 6/1/40	100,000	100,290
Oregon State Department of Transportation Taxable Series A Sub-Lien 5.834% 11/15/34	75,000	84,929
Pennsylvania State Public School Building Authority Revenue Qualified School Construction Bond Taxable (Direct Subsidiary) Series A 5.00% 9/15/27	100,000	104,074
Pennsylvania State Taxable Series B 2nd 5.35% 5/1/30	100,000	104,910
Pennsylvania State Turnpike Commission Revenue Taxable Build America Bonds
5.561% 12/1/49	200,000	210,152
Series B 5.511% 12/1/45	150,000	157,464
Series B 6.105% 12/1/39	100,000	112,672
Philadelphia Authority for Industrial Development 3.964% 4/15/26	105,000	92,533
Port Authority of New York & New Jersey Taxable
(160th) 5.647% 11/1/40	250,000	269,365
(174th) 4.458% 10/1/62	250,000	213,220
Port of Seattle, Washington Taxable Series B1 7.00% 5/1/36	100,000	111,407
Puerto Rico Commonwealth Government Development Bank Taxable (Senior Notes)
Series A 4.375% 2/1/19	200,000	134,412
Series B 4.704% 5/1/16	200,000	164,096
Rutgers State University of New Jersey/New Brunswick Taxable Build America Bonds 5.665% 5/1/40	155,000	168,694

LVIP SSgA Bond Index Fund–46

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Salt River, Arizona Project Agricultural Improvement & Power District 4.839% 1/1/41	60,000	$60,346
San Antonio, Texas Electric & Gas Taxable Build America Bonds
4.427% 2/1/42	250,000	237,730
5.985% 2/1/39	50,000	58,288
San Diego County, California Regional Transportation Commission 5.911% 4/1/48	100,000	112,876
San Diego County, California Water Authority Financing Agency Revenue Taxable Build America Bonds Series B 6.138% 5/1/49	100,000	115,099
San Francisco City & County Public Utilities Commission Taxable Build America Bonds
6.00% 11/1/40	100,000	114,069
Series B 6.00% 11/1/40	100,000	113,961
Texas State Taxable Build Americia Bonds 5.517% 4/1/39	100,000	111,958
Texas State Transportation Commission 1st Tier 5.178% 4/1/30	200,000	213,944
University of California Build Americia Bonds Series H 6.548% 5/15/48	100,000	116,740
University of California Taxable Series AD 4.858% 5/15/11	250,000	216,618
University of Massachusetts Building Authority Taxable Build America Bonds 5.45% 11/1/40	100,000	106,047
University of Missouri (Curators University) Taxable Build America Bonds 5.792% 11/1/41	100,000	115,135
University of Texas System Revenue Taxable Build America Bonds Series C 4.794% 8/15/46	90,000	89,612
University of Virginia Revenue Taxable Build America Bonds 6.20% 9/1/39	50,000	60,430
Utah State Taxable Build America Bonds
Series B 3.539% 7/1/25	100,000	98,096
Series D 4.554% 7/1/24	60,000	63,627
Virginia Commonwealth Transportation Board Taxable Build America Bonds 5.35% 5/15/35	100,000	103,352
Washington State Convention Center Public Facilities District 6.79% 7/1/40	50,000	53,486
Washington State Taxable Build America Bonds
Series D 5.481% 8/1/39	50,000	53,133
Series F 5.09% 8/1/33	100,000	103,067

Total Municipal Bonds (Cost $18,033,374)		18,853,920

	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES–0.40%
Capital Auto Receivables Asset Trust Series 2013-3 A4 1.68% 4/20/18	1,770,000	$1,783,680
Carmax Auto Owner Trust Series 2013-2 A3 0.64% 1/16/18	400,000	399,736
CenterPoint Energy Restoration Bond Series 2009-1 A2 3.46% 8/15/19	100,000	106,336
Citibank Credit Card Issuance Trust
Series 2005-A2 A2 4.85% 3/10/17	800,000	841,242
Series 2005-A9 A9 5.10% 11/20/17	200,000	216,565
Series 2006-A3 A3 5.30% 3/15/18	250,000	274,357
Series 2007-A3 A3 6.15% 6/15/39	750,000	839,648
Series 2008-A1 A1 5.35% 2/7/20	150,000	170,947
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	750,000	858,752
Hyundai Auto Receivables Trust Series 2012-B A4 0.81% 3/15/18	250,000	250,805
Santander Drive Auto Receivables Trust
Series 2012-4 C 2.94% 12/15/17	2,000,000	2,058,310
Series 2013-2 A3 0.70% 9/15/17	500,000	500,131
World Financial Network Credit Card Master Trust Series 2013-B A 0.91% 3/16/20 750,000		745,204

Total Non-Agency Asset-Backed Securities (Cost $9,084,550)		9,045,713

ΔREGIONAL BONDS–0.43%
Canada–0.41%
British Columbia Province
1.20% 4/25/17	200,000	201,097
2.00% 10/23/22	150,000	134,907
2.10% 5/18/16	200,000	206,640
2.85% 6/15/15	100,000	103,632
6.50% 1/15/26	100,000	125,210
7.25% 9/1/36	100,000	138,387
Manitoba Province
1.30% 4/3/17	250,000	252,195
2.10% 9/6/22	63,000	56,976
4.90% 12/6/16	300,000	334,839
New Brunswick Province 2.75% 6/15/18	200,000	207,086
Nova Scotia Province
2.375% 7/21/15	200,000	205,697
5.125% 1/26/17	50,000	56,144
Ontario Province
0.95% 5/26/15	600,000	604,822
1.00% 7/22/16	300,000	301,211
1.10% 10/25/17	500,000	494,810
1.20% 2/14/18	100,000	98,168
1.60% 9/21/16	400,000	407,940
1.65% 9/27/19	100,000	96,110
1.875% 9/15/15	200,000	204,914
2.00% 9/27/18	300,000	300,908
2.30% 5/10/16	300,000	310,558

LVIP SSgA Bond Index Fund–47

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
ΔREGIONAL BONDS (continued)
Canada (continued)
Ontario Province (continued)
2.45% 6/29/22	150,000	$138,977
2.70% 6/16/15	300,000	309,978
2.95% 2/5/15	550,000	565,475
3.00% 7/16/18	200,000	210,023
3.15% 12/15/17	250,000	266,382
4.00% 10/7/19	200,000	216,788
4.40% 4/14/20	400,000	439,486
5.45% 4/27/16	300,000	332,133
Quebec Province
2.625% 2/13/23	350,000	322,132
3.50% 7/29/20	300,000	311,887
4.60% 5/26/15	150,000	158,871
4.625% 5/14/18	200,000	223,823
5.00% 3/1/16	300,000	327,560
7.50% 7/15/23	200,000	255,676
7.50% 9/15/29	175,000	231,990
Saskatchewan Province 8.50% 7/15/22	100,000	134,145

		9,287,577

Italy–0.00%
Region of Lombardy 5.804% 10/25/32	100,000	93,318

		93,318

Japan–0.02%
Japan Finance Organization for Municipalities
4.00% 1/13/21	100,000	106,827
5.00% 5/16/17	200,000	224,586

		331,413

Total Regional Bonds (Cost $9,593,952)		9,712,308

ΔSOVEREIGN BONDS–1.68%
Brazil–0.22%
Brazilian Government International Bond 4.25% 1/7/25	1,140,000	1,087,275
Republic of Brazil
4.875% 1/22/21	600,000	636,000
5.625% 1/7/41	325,000	316,875
6.00% 1/17/17	500,000	555,250
7.125% 1/20/37	600,000	690,000
8.00% 1/15/18	100,000	111,250
8.25% 1/20/34	150,000	192,375
8.75% 2/4/25	271,000	362,463
8.875% 10/14/19	200,000	260,500
8.875% 4/15/24	100,000	133,700
10.125% 5/15/27	226,000	334,480
11.00% 8/17/40	300,000	341,250

		5,021,418

	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Canada–0.07%
Canada Government 0.875% 2/14/17	500,000	$500,392
Export Development Canada
0.625% 12/15/16	500,000	496,882
0.75% 12/15/17	200,000	196,018
2.25% 5/28/15	300,000	308,195

		1,501,487

Chile–0.02%
Chile Government International Bond
2.25% 10/30/22	100,000	89,250
3.875% 8/5/20	250,000	261,250

		350,500

Colombia–0.11%
Republic of Colombia
2.625% 3/15/23	200,000	175,700
4.00% 2/26/24	250,000	241,625
6.125% 1/18/41	200,000	215,500
7.375% 3/18/19	700,000	844,900
7.375% 9/18/37	500,000	617,500
8.125% 5/21/24	250,000	322,500

		2,417,725

Israel–0.05%
Israel Government
3.15% 6/30/23	200,000	191,888
4.00% 6/30/22	150,000	156,281
4.50% 1/30/43	200,000	177,929
5.125% 3/26/19	175,000	199,294
5.50% 11/9/16	100,000	111,955
Israel Government AID Bond 5.50% 4/26/24	200,000	231,539

		1,068,886

Italy–0.12%
Republic of Italy
3.125% 1/26/15	300,000	307,151
4.50% 1/21/15	400,000	415,190
4.75% 1/25/16	200,000	212,925
5.25% 9/20/16	400,000	433,596
5.375% 6/12/17	200,000	218,172
5.375% 6/15/33	800,000	835,334
6.875% 9/27/23	350,000	418,384

		2,840,752

Japan–0.12%
Development Bank of Japan 5.125% 2/1/17	200,000	224,107
Japan Bank for International Cooperation
1.125% 7/19/17	250,000	248,733
1.75% 7/31/18	500,000	496,485
1.75% 11/13/18	500,000	494,895

LVIP SSgA Bond Index Fund–48

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Japan (continued)
Japan Bank for International Cooperation (continued)
2.25% 7/13/16	200,000	$207,156
2.50% 1/21/16	200,000	207,411
2.50% 5/18/16	400,000	416,258
2.875% 2/2/15	300,000	308,006
3.375% 7/31/23	200,000	196,900

		2,799,951

Mexico–0.23%
Mexico Government International Bond
3.625% 3/15/22	868,000	870,170
4.00% 10/2/23	550,000	545,188
4.75% 3/8/44	1,000,000	906,250
5.625% 1/15/17	250,000	280,000
5.75% 10/12/10	500,000	465,000
6.05% 1/11/40	475,000	518,938
6.625% 3/3/15	1,000,000	1,067,500
6.75% 9/27/34	500,000	592,500

		5,245,546

Panama–0.04%
Panama Government International Bond
5.20% 1/30/20	300,000	328,125
6.70% 1/26/36	200,000	224,500
7.125% 1/29/26	100,000	120,750
8.875% 9/30/27	100,000	134,000
9.375% 4/1/29	100,000	139,250

		946,625

Peru–0.07%
Republic of Peru
5.625% 11/18/50	100,000	100,500
6.55% 3/14/37	500,000	577,500
7.125% 3/30/19	225,000	273,094
7.35% 7/21/25	100,000	126,500
8.375% 5/3/16	100,000	116,150
8.75% 11/21/33	200,000	285,500

		1,479,244

Philippines–0.16%
Republic of Philippines
5.00% 1/13/37	500,000	521,250
7.75% 1/14/31	1,000,000	1,320,000
8.375% 6/17/19	1,000,000	1,280,000
9.50% 2/2/30	300,000	450,000

		3,571,250

Poland–0.09%
Republic of Poland
3.00% 3/17/23	250,000	228,250
5.00% 3/23/22	500,000	535,625
5.125% 4/21/21	700,000	762,125

	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Poland (continued)
Republic of Poland (continued)
6.375% 7/15/19	380,000	$445,075

		1,971,075

Republic of Korea–0.02%
Republic of Korea
3.875% 9/11/23	200,000	203,802
5.125% 12/7/16	100,000	111,130
7.125% 4/16/19	200,000	244,297

		559,229

South Africa–0.05%
South Africa Government International Bond
4.665% 1/17/24	250,000	240,313
5.875% 5/30/22	100,000	107,625
5.875% 9/16/25	200,000	208,600
6.25% 3/8/41	100,000	104,130
6.875% 5/27/19	500,000	574,375

		1,235,043

Sweden–0.06%
Svensk Exportkredit
0.625% 9/4/15	600,000	601,948
0.625% 5/31/16	200,000	199,259
1.125% 4/5/18	300,000	292,964
1.75% 10/20/15	55,000	56,241
5.125% 3/1/17	250,000	281,180

		1,431,592

Turkey–0.23%
Turkey Government International Bond
4.875% 4/16/43	500,000	385,250
6.00% 1/14/41	1,100,000	969,925
6.25% 9/26/22	400,000	416,400
6.75% 4/3/18	1,800,000	1,959,300
7.375% 2/5/25	1,500,000	1,623,000

		5,353,875

Uruguay–0.02%
Uruguay Government International Bond
7.625% 3/21/36	250,000	304,375
8.00% 11/18/22	200,000	248,000

		552,375

Total Sovereign Bonds (Cost $39,222,471)		38,346,573

SUPRANATIONAL BANKS–1.47%
African Development Bank
0.75% 10/18/16	250,000	250,710
0.875% 3/15/18	250,000	243,475
1.125% 3/15/17	200,000	200,777
1.25% 9/2/16	350,000	354,257
2.50% 3/15/16	100,000	104,036

LVIP SSgA Bond Index Fund–49

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
Andina de Fomento
3.75% 1/15/16	200,000	$208,940
4.375% 6/15/22	250,000	248,795
8.125% 6/4/19	140,000	170,204
Asian Development Bank
0.50% 8/17/15	300,000	300,743
1.125% 3/15/17	500,000	502,744
1.375% 3/23/20	200,000	188,709
1.75% 9/11/18	500,000	500,644
1.75% 3/21/19	350,000	347,221
2.50% 3/15/16	250,000	260,359
2.625% 2/9/15	400,000	410,396
5.50% 6/27/16	200,000	223,712
5.593% 7/16/18	200,000	232,136
Council of Europe Development Bank
1.125% 5/31/18	300,000	292,473
1.25% 9/22/16	200,000	202,135
1.50% 1/15/15	200,000	202,426
1.50% 2/22/17	100,000	101,348
1.50% 6/19/17	100,000	101,005
2.75% 2/10/15	100,000	102,660
European Bank for Reconstruction & Development
1.00% 2/16/17	250,000	250,783
1.00% 6/15/18	250,000	244,007
1.00% 9/17/18	150,000	145,172
1.50% 3/16/20	250,000	237,451
1.625% 4/10/18	250,000	250,677
1.625% 11/15/18	500,000	496,499
2.50% 3/15/16	500,000	520,816
2.75% 4/20/15	200,000	206,184
European Investment Bank
0.50% 8/15/16	500,000	497,294
0.625% 4/15/16	2,000,000	1,983,130
1.00% 7/15/15	225,000	227,278
1.00% 3/15/18	1,000,000	977,779
1.00% 6/15/18	1,000,000	971,450
1.125% 9/15/17	200,000	199,020
1.375% 10/20/15	500,000	508,836
1.625% 9/1/15	700,000	714,853
1.625% 6/15/17	1,000,000	1,016,651
2.125% 7/15/16	200,000	207,008
2.25% 3/15/16	1,500,000	1,554,087
2.75% 3/23/15	1,000,000	1,030,021
2.875% 9/15/20	350,000	353,494
4.00% 2/16/21	400,000	433,286
4.875% 2/16/16	300,000	326,539
4.875% 1/17/17	400,000	446,639
4.875% 2/15/36	100,000	109,665
5.125% 5/30/17	500,000	566,749
FMS Wertmanagement
0.625% 4/18/16	200,000	198,039
1.00% 11/21/17	250,000	246,784
1.625% 11/20/18	500,000	494,076

	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
Inter-American Development Bank
0.50% 8/17/15	225,000	$225,563
0.875% 11/15/16	200,000	200,440
0.875% 3/15/18	500,000	485,914
1.125% 3/15/17	250,000	251,699
1.375% 7/15/20	250,000	232,304
1.75% 8/24/18	500,000	499,360
2.125% 11/9/20	400,000	388,914
3.00% 10/4/23	500,000	489,947
3.20% 8/7/42	100,000	79,050
3.875% 2/14/20	200,000	217,133
3.875% 10/28/41	100,000	90,232
4.25% 9/14/15	375,000	399,675
5.125% 9/13/16	500,000	557,787
International Bank for Reconstruction & Development
0.375% 8/24/15	100,000	100,041
0.50% 4/15/16	500,000	499,492
0.875% 4/17/17	624,000	622,877
1.00% 9/15/16	750,000	756,268
1.125% 7/18/17	150,000	150,146
2.125% 3/15/16	500,000	517,636
2.125% 11/1/20	1,000,000	976,072
2.125% 2/13/23	100,000	93,285
2.375% 5/26/15	300,000	308,755
4.75% 2/15/35	50,000	53,632
5.00% 4/1/16	300,000	329,558
7.625% 1/19/23	100,000	135,745
International Finance
0.50% 5/16/16	150,000	149,800
0.625% 11/15/16	200,000	198,879
0.625% 12/21/17	200,000	194,806
0.875% 6/15/18	1,000,000	966,560
1.00% 4/24/17	250,000	249,755
1.125% 11/23/16	300,000	302,359
2.125% 11/17/17	200,000	205,638
2.25% 4/11/16	300,000	310,862
2.75% 4/20/15	150,000	154,701
Nordic Investment Bank
0.50% 4/14/16	375,000	374,237
1.00% 3/7/17	350,000	350,869
2.50% 7/15/15	200,000	206,617
North American Development Bank 4.375% 2/11/20	100,000	104,289

Total Supranational Banks (Cost $33,336,530)		33,595,069

U.S. TREASURY OBLIGATIONS–35.44%
U.S. Treasury Bonds
2.75% 8/15/42	2,600,000	2,060,906
2.75% 11/15/42	3,500,000	2,768,283
2.875% 5/15/43	6,000,000	4,864,218

LVIP SSgA Bond Index Fund–50

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
3.00% 5/15/42	2,850,000	$2,390,882
3.125% 11/15/41	4,000,000	3,456,248
3.125% 2/15/42	3,050,000	2,630,625
3.125% 2/15/43	6,000,000	5,138,904
3.50% 2/15/39	2,650,000	2,496,382
3.625% 8/15/43	5,000,000	4,723,045
3.75% 8/15/41	3,850,000	3,754,351
3.875% 8/15/40	3,750,000	3,752,344
4.25% 5/15/39	2,350,000	2,506,790
4.25% 11/15/40	4,000,000	4,257,812
4.375% 2/15/38	2,000,000	2,177,500
4.375% 5/15/40	2,500,000	2,716,798
4.375% 5/15/41	2,750,000	2,984,608
4.50% 2/15/36	1,500,000	1,669,688
4.50% 5/15/38	950,000	1,053,609
4.50% 8/15/39	3,350,000	3,714,835
4.625% 2/15/40	4,100,000	4,631,721
4.75% 2/15/37	700,000	805,547
4.75% 2/15/41	3,750,000	4,316,018
5.00% 5/15/37	3,000,000	3,570,936
5.25% 11/15/28	500,000	602,188
5.25% 2/15/29	1,200,000	1,444,969
5.375% 2/15/31	500,000	612,969
5.50% 8/15/28	500,000	616,524
6.00% 2/15/26	750,000	957,832
6.125% 11/15/27	800,000	1,041,313
6.125% 8/15/29	300,000	394,148
6.375% 8/15/27	1,250,000	1,660,254
6.625% 2/15/27	750,000	1,013,731
6.75% 8/15/26	500,000	680,391
6.875% 8/15/25	1,000,000	1,362,031
7.50% 11/15/24	500,000	706,602
7.625% 2/15/25	500,000	714,571
U.S. Treasury Notes
0.125% 4/30/15	5,000,000	4,994,530
0.25% 1/15/15	3,500,000	3,503,143
0.25% 1/31/15	5,000,000	5,004,590
0.25% 2/15/15	6,000,000	6,004,686
0.25% 2/28/15	5,000,000	5,003,515
0.25% 3/31/15	3,000,000	3,001,875
0.25% 5/15/15	3,000,000	3,002,109
0.25% 5/31/15	7,000,000	7,003,689
0.25% 7/15/15	3,000,000	3,000,351
0.25% 7/31/15	2,000,000	2,000,078
0.25% 8/15/15	11,500,000	11,496,412
0.25% 9/15/15	12,000,000	11,991,096
0.25% 10/15/15	3,500,000	3,495,762
0.25% 12/15/15	3,000,000	2,993,556
0.375% 3/15/15	3,000,000	3,006,444
0.375% 4/15/15	5,000,000	5,011,815
0.375% 6/15/15	4,000,000	4,008,908

	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.375% 6/30/15	2,000,000	$2,004,296
0.375% 8/31/15	35,000,000	35,055,370
0.375% 1/15/16	5,000,000	4,998,440
0.375% 3/15/16	2,500,000	2,496,388
0.50% 7/31/17	9,000,000	8,812,269
0.625% 7/15/16	4,000,000	4,005,156
0.625% 8/15/16	2,000,000	2,000,546
0.625% 5/31/17	2,350,000	2,319,706
0.625% 8/31/17	7,000,000	6,869,842
0.625% 9/30/17	2,500,000	2,448,340
0.625% 11/30/17	2,250,000	2,194,013
0.625% 4/30/18	4,000,000	3,857,968
0.75% 10/31/17	15,000,000	14,730,465
0.75% 12/31/17	4,000,000	3,911,876
0.75% 2/28/18	2,500,000	2,434,375
0.875% 11/30/16	5,000,000	5,016,600
0.875% 12/31/16	6,200,000	6,214,533
0.875% 1/31/17	5,000,000	5,005,470
0.875% 2/28/17	6,200,000	6,200,000
0.875% 4/30/17	6,000,000	5,982,888
0.875% 1/31/18	9,500,000	9,320,393
0.875% 7/31/19	1,000,000	941,875
1.00% 8/31/16	4,000,000	4,037,968
1.00% 9/30/16	9,000,000	9,078,399
1.00% 10/31/16	5,250,000	5,290,399
1.00% 5/31/18	2,300,000	2,249,957
1.00% 11/30/19	3,500,000	3,289,181
1.125% 5/31/19	2,000,000	1,920,312
1.125% 4/30/20	5,000,000	4,673,440
1.25% 8/31/15	4,000,000	4,064,064
1.25% 9/30/15	3,000,000	3,048,984
1.25% 10/31/15	4,500,000	4,575,146
1.25% 11/30/18	3,000,000	2,936,016
1.25% 1/31/19	3,750,000	3,657,716
1.375% 11/30/15	7,500,000	7,646,048
1.375% 6/30/18	3,000,000	2,977,383
1.375% 7/31/18	35,000,000	34,689,655
1.375% 9/30/18	2,000,000	1,975,704
1.375% 11/30/18	3,000,000	2,955,468
1.375% 12/31/18	3,500,000	3,442,306
1.375% 2/28/19	2,000,000	1,959,062
1.375% 1/31/20	2,000,000	1,913,360
1.50% 6/30/16	3,000,000	3,069,492
1.50% 7/31/16	5,000,000	5,114,845
1.50% 8/31/18	6,000,000	5,970,000
1.50% 12/31/18	8,000,000	7,910,312
1.625% 8/15/22	4,500,000	4,089,024
1.625% 11/15/22	6,750,000	6,093,718
1.75% 7/31/15	6,500,000	6,652,347
1.75% 5/31/16	5,000,000	5,145,510
1.75% 10/31/18	2,000,000	2,009,062
1.75% 5/15/22	7,000,000	6,473,908

LVIP SSgA Bond Index Fund–51

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.75% 5/15/23	25,000,000	$22,535,959
1.875% 6/30/15	7,000,000	7,170,765
1.875% 8/31/17	3,000,000	3,080,157
1.875% 9/30/17	2,000,000	2,051,484
1.875% 10/31/17	2,000,000	2,050,390
2.00% 1/31/16	4,500,000	4,648,361
2.00% 4/30/16	6,000,000	6,207,888
2.00% 11/15/21	4,700,000	4,486,846
2.00% 2/15/22	8,000,000	7,593,128
2.00% 2/15/23	9,150,000	8,489,480
2.125% 5/31/15	7,000,000	7,187,306
2.125% 12/31/15	5,000,000	5,172,460
2.125% 2/29/16	4,000,000	4,146,564
2.125% 8/31/20	9,000,000	8,886,096
2.125% 8/15/21	7,500,000	7,266,795
2.25% 1/31/15	4,500,000	4,600,724
2.25% 3/31/16	3,000,000	3,120,000
2.25% 11/30/17	3,750,000	3,892,384
2.25% 7/31/18	3,000,000	3,093,165
2.375% 2/28/15	8,000,000	8,201,560
2.375% 3/31/16	2,000,000	2,086,562
2.375% 7/31/17	2,000,000	2,090,234
2.375% 5/31/18	4,000,000	4,152,968
2.375% 6/30/18	3,000,000	3,111,915
2.50% 3/31/15	5,250,000	5,399,809
2.50% 4/30/15	7,500,000	7,727,490
2.50% 6/30/17	1,900,000	1,994,183
2.50% 8/15/23	3,250,000	3,121,398
2.625% 2/29/16	2,000,000	2,095,312
2.625% 4/30/16	1,000,000	1,049,219
2.625% 1/31/18	2,000,000	2,103,438
2.625% 4/30/18	3,000,000	3,149,415
2.625% 8/15/20	6,000,000	6,123,750
2.625% 11/15/20	6,500,000	6,607,146
2.75% 11/30/16	2,500,000	2,643,165
2.75% 5/31/17	3,000,000	3,176,718
2.75% 12/31/17	2,000,000	2,114,140
2.75% 2/28/18	2,500,000	2,641,700
2.75% 2/15/19	5,000,000	5,240,235
2.875% 3/31/18	3,000,000	3,180,351
3.00% 8/31/16	2,000,000	2,124,766
3.00% 9/30/16	2,000,000	2,125,938
3.00% 2/28/17	2,000,000	2,131,640
3.125% 10/31/16	2,500,000	2,668,068
3.125% 1/31/17	3,500,000	3,742,403
3.125% 4/30/17	2,500,000	2,676,855
3.125% 5/15/19	4,000,000	4,263,592
3.125% 5/15/21	3,500,000	3,649,296
3.25% 5/31/16	1,700,000	1,810,699
3.25% 6/30/16	1,500,000	1,600,547
3.25% 7/31/16	1,850,000	1,975,887
3.25% 12/31/16	2,500,000	2,682,030

	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
3.25% 3/31/17	2,500,000	$2,687,403
3.375% 11/15/19	6,500,000	6,993,597
3.50% 2/15/18	4,100,000	4,452,182
3.50% 5/15/20	4,000,000	4,316,408
3.625% 8/15/19	5,500,000	5,994,142
3.625% 2/15/20	6,000,000	6,532,032
3.625% 2/15/21	6,500,000	7,015,938
3.75% 11/15/18	3,630,000	3,984,350
3.875% 5/15/18	4,850,000	5,347,125
4.00% 2/15/15	4,800,000	5,004,562
4.00% 8/15/18	5,550,000	6,157,248
4.125% 5/15/15	6,250,000	6,583,738
4.25% 8/15/15	6,500,000	6,916,280
4.25% 11/15/17	2,500,000	2,784,083
4.50% 11/15/15	7,000,000	7,542,500
4.50% 2/15/16	3,000,000	3,260,040
4.50% 5/15/17	1,350,000	1,506,885
4.625% 11/15/16	3,600,000	3,996,702
4.625% 2/15/17	1,700,000	1,896,364
4.75% 8/15/17	2,500,000	2,825,098
4.875% 8/15/16	2,000,000	2,222,422
5.125% 5/15/16	1,500,000	1,662,657
6.25% 8/15/23	1,600,000	2,056,000
7.125% 2/15/23	1,000,000	1,349,180
7.25% 5/15/16	1,000,000	1,158,438
7.25% 8/15/22	500,000	675,860
7.50% 11/15/16	800,000	953,750
7.625% 11/15/22	500,000	693,184
7.875% 2/15/21	750,000	1,020,791
8.00% 11/15/21	1,700,000	2,362,203
8.125% 8/15/19	750,000	999,551
8.125% 5/15/21	500,000	692,383
8.125% 8/15/21	700,000	974,176
8.50% 2/15/20	150,000	205,740
8.75% 5/15/17	1,000,000	1,257,422
8.75% 5/15/20	900,000	1,256,344
8.75% 8/15/20	800,000	1,123,125
8.875% 8/15/17	750,000	957,422
8.875% 2/15/19	750,000	1,014,229
9.125% 5/15/18	250,000	331,797
9.25% 2/15/16	200,000	237,250
9.875% 11/15/15	500,000	588,701
10.625% 8/15/15	500,000	583,379
11.25% 2/15/15	750,000	842,813

Total U.S. Treasury Obligations (Cost $806,770,474)		810,659,602

LVIP SSgA Bond Index Fund–52

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–5.15%
Dreyfus Treasury & Agency Cash Management Fund	117,764,569	$117,764,569

Total Money Market Fund (Cost $117,764,569)		117,764,569

TOTAL VALUE OF SECURITIES–104.01% (Cost $2,361,902,360)	$2,378,796,426
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.01%)	(91,629,902)

NET ASSETS APPLICABLE TO 207,679,854 SHARES OUTSTANDING–100.00%	$2,287,166,524

NET ASSET VALUE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($1,255,800,331 / 114,043,129 Shares)	$11.012

NET ASSET VALUE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($1,031,366,193 / 93,636,725 Shares)	$11.015

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$2,272,884,657
Undistributed net investment income	821,832
Accumulated net realized loss on investments	(3,434,031)
Net unrealized appreciation of investments	16,894,066

Total net assets	$2,287,166,524

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2013, the aggregate value of Rule 144A securities was $3,205,312, which represents 0.14% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2013. Interest rates reset periodically.

«	Of this amount, $109,085,358 represents payable for securities purchased and $551,323 represents payable for fund shares redeemed as of December 31, 2013.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

*	Considered an affiliated company. Investments in companies considered to be affiliates of the Fund were as follows:

Company	Balance at Beginning of Period	Gross Additions	Gross Reductions	Realized Gain During the Period	Value 12/31/13	Interest Income
Lincoln National	$—	$496,682	$—	$—	$494,415	$7,589

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

F	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2013.

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AGM–Insured by Assured Guaranty Municipal Corporation

GNMA–Government National Mortgage Association

NCUA–National Credit Union Administration

PSF–Guaranteed by Permanent School Fund

REIT–Real Estate Investment Trust

S.F.–Single Family

TBA–To Be Announced

yr–year

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–53

LVIP SSgA Bond Index Fund

Statement of Operations

Year Ended December 31, 2013

LVIP SSgA Bond Index Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$47,038,061

EXPENSES:
Management fees	7,899,709
Distribution fees-Service Class	2,607,430
Accounting and administration expenses	734,014
Pricing fees	611,127
Reports and statements to shareholders	146,628
Professional fees	82,959
Trustees’ fees and expenses	49,982
Custodian fees	33,459
Consulting fees	13,332
Other	30,684

12,209,324
Less management fees waived	(2,138,489)

Total operating expenses	10,070,835

NET INVESTMENT INCOME	36,967,226

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	3,652,891
Net change in unrealized appreciation (depreciation)	(90,209,085)

NET REALIZED AND UNREALIZED LOSS	(86,556,194)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,588,968)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$36,967,226	$36,837,428
Net realized gain	3,652,891	15,316,222
Net change in unrealized appreciation (depreciation)	(90,209,085)	14,990,410

Net increase (decrease) in net assets resulting from operations	(49,588,968)	67,144,060

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(24,994,532)	(21,925,749)
Service Class	(18,058,774)	(22,740,216)
Net realized gain:
Standard Class	(3,859,432)	(104,647)
Service Class	(3,402,557)	(122,001)

	(50,315,295)	(44,892,613)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	686,917,457	360,116,593
Service Class	153,281,656	167,103,178
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	28,853,964	22,030,396
Service Class	21,461,331	22,862,217

	890,514,408	572,112,384

Cost of shares redeemed:
Standard Class	(133,548,655)	(334,400,430)
Service Class	(129,463,576)	(153,472,335)

	(263,012,231)	(487,872,765)

Increase in net assets derived from capital share transactions	627,502,177	84,239,619

NET INCREASE IN NET ASSETS	527,597,914	106,491,066
NET ASSETS:
Beginning of year	1,759,568,610	1,653,077,544

End of year	$2,287,166,524	$1,759,568,610

Undistributed net investment income	$821,832	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund—54

LVIP SSgA Bond Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund Standard Class Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$11.571	$11.420	$10.975	$10.555	$10.268

Income (loss) from investment operations:
Net investment income[1]	0.227	0.251	0.299	0.309	0.349
Net realized and unrealized gain (loss)	(0.524)	0.189	0.510	0.322	0.115

Total from investment operations	(0.297)	0.440	0.809	0.631	0.464

Less dividends and distributions from:
Net investment income	(0.225)	(0.288)	(0.362)	(0.211)	(0.177)
Net realized gain	(0.037)	(0.001)	(0.002)	—	—

Total dividends and distributions	(0.262)	(0.289)	(0.364)	(0.211)	(0.177)

Net asset value, end of period	$11.012	$11.571	$11.420	$10.975	$10.555

Total return[2]	(2.57% )	3.86%	7.40%	5.97%	4.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,255,800	$721,970	$665,296	$286,221	$150,863
Ratio of expenses to average net assets	0.38%	0.38%	0.39%	0.40%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.49%	0.49%	0.49%	0.49%	0.48%
Ratio of net investment income to average net assets	2.00%	2.16%	2.63%	2.80%	3.31%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.89%	2.05%	2.53%	2.71%	3.24%
Portfolio turnover	55%	70%	79%	129%	172%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–55

LVIP SSgA Bond Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund Service Class Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$11.574	$11.423	$10.979	$10.559	$10.271

Income (loss) from investment operations:
Net investment income[1]	0.199	0.222	0.269	0.281	0.323
Net realized and unrealized gain (loss)	(0.524)	0.189	0.512	0.321	0.114

Total from investment operations	(0.325)	0.411	0.781	0.602	0.437

Less dividends and distributions from:
Net investment income	(0.197)	(0.259)	(0.335)	(0.182)	(0.149)
Net realized gain	(0.037)	(0.001)	(0.002)	—	—

Total dividends and distributions	(0.234)	(0.260)	(0.337)	(0.182)	(0.149)

Net asset value, end of period	$11.015	$11.574	$11.423	$10.979	$10.559

Total return[2]	(2.81% )	3.60%	7.13%	5.71%	4.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,031,366	$1,037,599	$987,782	$980,494	$506,534
Ratio of expenses to average net assets	0.63%	0.63%	0.64%	0.65%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.74%	0.74%	0.74%	0.73%
Ratio of net investment income to average net assets	1.75%	1.91%	2.38%	2.55%	3.06%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.64%	1.80%	2.28%	2.46%	2.99%
Portfolio turnover	55%	70%	79%	129%	172%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–56

LVIP SSgA Bond Index Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Bond Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).
Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued”, “delayed delivery”, “forward commitment”, or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are

LVIP SSgA Bond Index Fund–57

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee. Prior to October 1, 2013 the waiver was as follows: 0.07% of the first $500 million of average daily net assets of the Fund; and 0.12% of the average daily net assets of the Fund in excess of % 500 million. Effective October 1, 2013 the waiver is as follows: 0.07% of the first $500 million of average daily net assets of the Fund; 0.12% of the next $1.5 billion of average daily net assets of the Fund; and 0.15% in excess of $2 billion of average daily net assets of the Fund. The agreement will continue at least through April 30, 2015 and canot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $90,578 and $16,372, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Broad. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$552,971
Distribution fees payable to LFD	218,738

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $1,283,202,803 and sales of $876,572,906 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2013, the Fund made purchases of $409,619,830 and sales of $200,755,018 of long-term U.S. government securities.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$2,362,318,514

Aggregate unrealized appreciation	$50,174,178
Aggregate unrealized depreciation	(33,696,266)

Net unrealized appreciation	$16,477,912

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

LVIP SSgA Bond Index Fund–58

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$813,442,447	$813,442,447
Corporate Debt	—	536,421,938	536,421,938
Foreign Debt	—	81,653,950	81,653,950
Municipal Bonds	—	18,853,920	18,853,920
U.S. Treasury Obligations	—	810,659,602	810,659,602
Money Market Fund	117,764,569	—	117,764,569

Total	$117,764,569	$2,261,031,857	$2,378,796,426

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income taxpurposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$43,801,022	$44,665,965
Long-term capital gains	6,514,273	226,648

Total	$50,315,295	$44,892,613

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,272,884,657
Undistributed ordinary income	821,832
Capital loss carryforwards	(3,017,877)
Unrealized appreciation	16,477,912

Net assets	$2,287,166,524

LVIP SSgA Bond Index Fund–59

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferal of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$6,907,912	$(6,907,912)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

Losses that will be carried forward under the Act are as follows:

Tax Character
Short-Term	Long-Term
$2,277,117	$740,760

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	60,811,157	31,019,421
Service Class	13,466,567	14,375,760
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,608,975	1,898,375
Service Class	1,940,216	1,969,389

	78,826,915	49,262,945

Shares redeemed:
Standard Class	(11,772,115)	(28,777,554)
Service Class	(11,422,241)	(13,163,326)

	(23,194,356)	(41,940,880)

Net increase	55,632,559	7,322,065

7. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

LVIP SSgA Bond Index Fund–60

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

7. Credit and Market Risk (continued)

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2013, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Bond Index Fund–61

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Bond Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Bond Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Bond Index Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP SSgA Bond Index Fund–62

LVIP SSgA Bond Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
12.95%	87.05%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results (unaudited)

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with SSgA Funds Management, Inc. (“SSgA” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP SSgA Bond Index Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among

LVIP SSgA Bond Index Fund–63

LVIP SSgA Bond Index Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.07% on assets up to $500 million and 0.12% on assets over $500 million for the Fund through April 30, 2014. The Board noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board also considered that LIAC proposed to increase the advisory fee waiver to 0.15% on assets above $2 billion effective October 1, 2013 through April 30, 2015. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the increased advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

LVIP SSgA Bond Index Fund–64

LVIP SSgA Bond Index Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Intermediate-Term Bond funds and the Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that the subadviser’s tracking error relative to the benchmark over recent periods was low and in line with the Fund’s expenses. The Board concluded that the services provided by SSgA were acceptable.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes breakpoints, and noted that the subadvisory fees for the Fund were lower than or within range of the average fees charged by SSgA to other funds and clients with similar investment objectives and policies as the Fund. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP SSgA Bond Index Fund–65

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Fomerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus)

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP SSgA Bond Index Fund–66

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Bond Index Fund–67

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Bond Index Fund–68

LVIP SSgA Funds

 LVIP SSgA Developed International 150 Fund

 LVIP SSgA Emerging Markets 100 Fund

 LVIP SSgA Large Cap 100 Fund

 LVIP SSgA Small-Mid Cap 200 Fund

     each a series of Lincoln Variable

     Insurance Products Trust

 Annual Report

 December 31, 2013

LVIP SSgA Funds

LVIP SSgA Developed International 150 Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 20.31% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the MSCI EAFE® Index1 (net dividends) returned 22.78%.

Relieved by the orderly mitigation of a fearsome fiscal retrenchment in the U.S., global equities surged as trading opened in 2013. The turn of the calendar brought renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the year. Continued weakness in the yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs on further diminution of sovereign financial strains. Growth prospects looked buoyant enough to inspire visions of a great rotation out of bonds and into equities, but this promising playbook for 2013 soon started to lose adherents. Even in January, the travails of the yen began to infect emerging market currencies, and by early February, equity traders could no longer neglect the burden of an appreciated euro. Graft allegations in Spain and unsettled elections in Italy made it even easier for European shares to surrender momentum, while an accommodative Bank of England and a credit downgrade of the U.K. weighed heavily on the British pound. A revived U.S. dollar and worries over tighter property rules in China took their toll on commodity prices, but sentiment stabilized in early March with the affirmation of an official 7.5% objective for Chinese growth in 2013.

Despite electoral indecision in Italy and banking turmoil in Cyprus during the opening months of 2013, global financial markets rode renascent optimism on U.S. and Japanese growth to broadly positive investment performance. That constructive momentum carried easily into April, as the formal announcement of aggressive policy measures in Japan delivered an additional boost to the economic outlook and falling bond yields on the eurozone periphery relieved concerns about regional financial contagion. With weak U.S. employment figures reassuring investors that any retracement of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely. Commodities faltered, however, after Chinese growth data failed to meet expectations, and the arrival of much firmer U.S. payroll data in early May achieved little more than stabilization for metals prices. But the better jobs numbers jolted bond yields from their slumber, with Japanese government debt selling off abruptly when the yen sank to four-year lows against the U.S. dollar. The watershed event of the second quarter arrived on May 22, when U.S. Federal Reserve Chairman Ben Bernanke suggested during congressional testimony that asset purchases might slow if economic conditions continued to improve. The apparent softening in official commitment to unmitigated easing sparked a swift retreat in global equities even as it exacerbated the downturn in bonds, and the attendant surge in worldwide volatility took a steep toll on investment positions that rely most heavily on easy money.

Undergirded by the ongoing support of major central banks, financial assets worldwide delivered healthy returns across a broad front during the third quarter of 2013. Muted inflation pressures and signs of stability in Europe helped equity valuations ratchet higher, outweighing mixed earnings prospects and heightened tensions in the Middle East. Meanwhile, bonds finished a choppy three months on a positive note after the U.S. Federal Reserve unexpectedly refrained from tapering its asset purchases. Affection for the U.S. dollar began slipping well before the Fed failed to follow through with reduced accommodation, allowing energy and metal prices to lead commodities to their best quarter of 2013. While the approach of potentially acrimonious U.S. fiscal negotiations brought September to a cautious close, the month and the quarter wound up with plenty of positive returns. Perhaps the most notable result was outperformance of non-U.S. assets, which have recently regained considerable relative ground after lagging starkly during the first half of the year.

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, not to mention the intimation and eventual announcement of Federal Reserve tapering, developed equity markets during 2013 chalked up one of their best years in recent memory. In the U.S., the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index2 (net dividends) never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance. On December 18, investors took kindly to the formal Fed decision to slow asset purchases, as the associated statement implied that actual rate hikes may be delayed even longer. The dovish tone served to corroborate the resiliently accommodative stance of all the major central banks, which had already drawn fresh attention in early November, when the European Central Bank cut rates quickly in response to a starkly lower inflation reading for October. Share prices had little choice but to flourish against the backdrop of munificent financial conditions and restrained volatility.

On a sector basis, the Fund’s performance benefited positively from all ten sectors. The financials, industrials, and consumer discretionary sectors contributed the most positively to the Fund’s return.

On an individual security basis, the largest positive contributors to the absolute performance of the Fund during this period included

Electricite de France

NATIXIS

Unione di Banche Italiane SCpA

METRO

Taisei

On an individual security basis, the prominent detractors from the absolute performance of the Fund during this period included

Kazakhmys (sold during the year)

Barrick Gold

Suedzucker

Leighton Holdings

Aviva (sold during the year)

The Fund employs rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction had positive returns relative to its benchmark performance in the utilities, energy, and financials sector which was the only positive contributor to the Fund’s relative performance. Conversely, the health care, consumer staples, and

LVIP SSgA Funds –1

LVIP SSgA Developed International 150 Fund

2013 Annual Report Commentary (continued)

telecommunication sectors were a few of the negative contributing sectors that weighed down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Developed International 150 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,678 for the Standard Class shares and to $10,529 for the Service Class shares. For comparison, look at how the MSCI EAFE® Index (net dividends) did from 5/1/08 through 12/31/13. The same $10,000 investment would have increased to $10,594. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares

One Year	+ 20.31%

Five Year	+ 13.27%

Inception (5/1/08)	+ 1.16%

Service Class Shares

One Year	+ 20.01%

Five Year	+ 12.99%

Inception (5/1/08)	+ 0.91%

[1]

The MSCI EAFE® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]

The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Funds–2

LVIP SSgA Emerging Markets 100 Fund

2013 Annual Report Commentary (continued)

Managed by:

The Fund returned (2.83%) (Standard Class Shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the MSCI Emerging Market Index1 (net dividends) returned (2.60%).

Relieved by the orderly mitigation of a fearsome fiscal retrenchment in the U.S., global equities surged as trading opened in 2013. The turn of the calendar brought renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the year. Continued weakness in the yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs on further diminution of sovereign financial strains. Growth prospects looked buoyant enough to inspire visions of a great rotation out of bonds and into equities, but this promising playbook for 2013 soon started to lose adherents. Even in January, the travails of the yen began to infect emerging market currencies, and by early February, equity traders could no longer neglect the burden of an appreciated euro. Graft allegations in Spain and unsettled elections in Italy made it even easier for European shares to surrender momentum, while an accommodative Bank of England and a credit downgrade of the U.K. weighed heavily on the British pound. A revived U.S. dollar and worries over tighter property rules in China took their toll on commodity prices, but sentiment stabilized in early March with the affirmation of an official 7.5% objective for Chinese growth in 2013.

Despite electoral indecision in Italy and banking turmoil in Cyprus during the opening months of 2013, global financial markets rode renascent optimism on U.S. and Japanese growth to broadly positive investment performance. That constructive momentum carried easily into April, as the formal announcement of aggressive policy measures in Japan delivered an additional boost to the economic outlook and falling bond yields on the eurozone periphery relieved concerns about regional financial contagion. With weak U.S. employment figures reassuring investors that any retracement of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely. Commodities faltered, however, after Chinese growth data failed to meet expectations, and the arrival of much firmer U.S. payroll data in early May achieved little more than stabilization for metals prices. But the better jobs numbers jolted bond yields from their slumber, with Japanese government debt selling off abruptly when the yen sank to four-year lows against the U.S. dollar. The watershed event of the second quarter arrived on May 22, when U.S. Federal Reserve Chairman Ben Bernanke suggested during congressional testimony that asset purchases might slow if economic conditions continued to improve. The apparent softening in official commitment to unmitigated easing sparked a swift retreat in global equities even as it exacerbated the downturn in bonds, and the attendant surge in worldwide volatility took a steep toll on investment positions that rely most heavily on easy money.

Undergirded by the ongoing support of major central banks, financial assets worldwide delivered healthy returns across a broad front during the third quarter of 2013. Muted inflation pressures and signs of stability in Europe helped equity valuations ratchet higher, outweighing mixed earnings prospects and heightened tensions in the Middle East. Meanwhile, bonds finished a choppy three months on a positive note after the U.S. Federal Reserve unexpectedly refrained from tapering its asset purchases. Affection for the U.S. dollar began slipping well before the Fed failed to follow through with reduced accommodation, allowing energy and metal prices to lead commodities to their best quarter of 2013. While the approach of potentially acrimonious U.S. fiscal negotiations brought September to a cautious close, the month and the quarter wound up with plenty of positive returns. Perhaps the most notable result was outperformance of non-U.S. assets, which have recently regained considerable relative ground after lagging starkly during the first half of the year.

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, not to mention the intimation and eventual announcement of Federal Reserve tapering, developed equity markets during 2013 chalked up one of their best years in recent memory. In the U.S., the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index2 (net dividends) never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance. On December 18, investors took kindly to the formal Fed decision to slow asset purchases, as the associated statement implied that actual rate hikes may be delayed even longer. The dovish tone served to corroborate the resiliently accommodative stance of all the major central banks, which had already drawn fresh attention in early November, when the European Central Bank cut rates quickly in response to a starkly lower inflation reading for October. Share prices had little choice but to flourish against the backdrop of munificent financial conditions and restrained volatility.

On a sector basis, the Fund’s performance benefited from positive performance in five out of the ten sectors. The financials, consumer discretionary, information technology sectors provided the positive contributions to return, while the materials, energy and telecommunication sectors provided the most negative contribution to returns.

On an individual security basis, the largest positive contributors to the performance of the Fund during this period included

Tenaga Nasional

Pou Chen

Catcher Technology

Hana Financial Group

Taishin Financial Holdings

On an individual security basis, the prominent detractors to the performance of the Fund during this period included

Gold Fields

Harmony Gold Mining

HTC

African Bank Investments

KGHM Polska Miedz

The Fund employs rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction returned positive

LVIP SSgA Funds–3

LVIP SSgA Emerging Markets 100 Fund

2013 Annual Report Commentary (continued)

relative performance in two of the ten sectors. The two sectors contributing positively were energy and financials. Conversely, the utilities, information technology, and consumer staples sectors contributed the most negatively to the relative return.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 6/18/08 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Emerging Markets 100 Fund on 6/18/08 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,391 for the Standard Class shares and to $13,208 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did from 6/18/08 through 12/31/13. The same $10,000 investment would have increased to $10,071. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	- 2.83%
Five Year	+ 17.71%
Inception (6/18/08)	+ 5.41%

Service Class Shares
One Year	- 3.08%
Five Year	+ 17.42%
Inception (6/18/08)	+ 5.15%

[1]

The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]

The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Funds–4

LVIP SSgA Large Cap 100 Fund

2013 Annual Report Commentary (continued)

Managed by:

The Fund returned 35.85% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the S&P 500® Index1 returned 32.39%.

Relieved by the orderly mitigation of a fearsome fiscal retrenchment in the U.S., global equities surged as trading opened in 2013. The turn of the calendar brought renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the year. Continued weakness in the yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs on further diminution of sovereign financial strains. Growth prospects looked buoyant enough to inspire visions of a great rotation out of bonds and into equities, but this promising playbook for 2013 soon started to lose adherents. Even in January, the travails of the yen began to infect emerging market currencies, and by early February, equity traders could no longer neglect the burden of an appreciated euro. Graft allegations in Spain and unsettled elections in Italy made it even easier for European shares to surrender momentum, while an accommodative Bank of England and a credit downgrade of the U.K. weighed heavily on the British pound. A revived U.S. dollar and worries over tighter property rules in China took their toll on commodity prices, but sentiment stabilized in early March with the affirmation of an official 7.5% objective for Chinese growth in 2013.

Despite electoral indecision in Italy and banking turmoil in Cyprus during the opening months of 2013, global financial markets rode renascent optimism on U.S. and Japanese growth to broadly positive investment performance. That constructive momentum carried easily into April, as the formal announcement of aggressive policy measures in Japan delivered an additional boost to the economic outlook and falling bond yields on the eurozone periphery relieved concerns about regional financial contagion. With weak U.S. employment figures reassuring investors that any retracement of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely. Commodities faltered, however, after Chinese growth data failed to meet expectations, and the arrival of much firmer U.S. payroll data in early May achieved little more than stabilization for metals prices. But the better jobs numbers jolted bond yields from their slumber, with Japanese government debt selling off abruptly when the yen sank to four-year lows against the U.S. dollar. The watershed event of the second quarter arrived on May 22, when U.S. Federal Reserve Chairman Ben Bernanke suggested during congressional testimony that asset purchases might slow if economic conditions continued to improve. The apparent softening in official commitment to unmitigated easing sparked a swift retreat in global equities even as it exacerbated the downturn in bonds, and the attendant surge in worldwide volatility took a steep toll on investment positions that rely most heavily on easy money.

Undergirded by the ongoing support of major central banks, financial assets worldwide delivered healthy returns across a broad front during the third quarter of 2013. Muted inflation pressures and signs of stability in Europe helped equity valuations ratchet higher, outweighing mixed earnings prospects and heightened tensions in the Middle East. Meanwhile, bonds finished a choppy three months on a positive note after the U.S. Federal Reserve unexpectedly refrained from tapering its asset purchases. Affection for the U.S. dollar began slipping well before the Fed failed to follow through with reduced accommodation, allowing energy and metal prices to lead commodities to their best quarter of 2013. While the approach of potentially acrimonious U.S. fiscal negotiations brought September to a cautious close, the month and the quarter wound up with plenty of positive returns. Perhaps the most notable result was outperformance of non-U.S. assets, which have recently regained considerable relative ground after lagging starkly during the first half of the year.

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, not to mention the intimation and eventual announcement of Federal Reserve tapering, developed equity markets during 2013 chalked up one of their best years in recent memory. In the U.S., the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index2 (net dividends) never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance. On December 18, investors took kindly to the formal Fed decision to slow asset purchases, as the associated statement implied that actual rate hikes may be delayed even longer. The dovish tone served to corroborate the resiliently accommodative stance of all the major central banks, which had already drawn fresh attention in early November, when the European Central Bank cut rates quickly in response to a starkly lower inflation reading for October. Share prices had little choice but to flourish against the backdrop of munificent financial conditions and restrained volatility.

On a sector basis, the Fund’s performance benefited from positive returns in eight of the ten sectors with information technology, consumer discretionary and financials contributing the most. Telecommunication services and materials were the two sectors that contributed negatively to the Fund’s performance.

On an individual security basis, the largest positive contributors to the absolute performance of the Fund during this period included

Safeway

Marathon Oil

Northrop Grumman

Principal Financial Group

Xerox

On an individual security basis, the detractors from the absolute performance of the Fund during this period included

Newmont Mining

Annaly Capital Management

Cliffs Natural Resources (sold during the year)

Southern Copper

Peabody Energy (sold during the year)

The Fund employs rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction provided positive returns relative to its benchmark performance in eight of the ten sectors with the consumer discretionary, financials and energy sectors providing

LVIP SSgA Funds–5

LVIP SSgA Large Cap 100 Fund

2013 Annual Report Commentary (continued)

the greatest relative outperformance. Conversely, the telecommunication services, and materials were the only sectors that weighted down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to the Fund’s construction methodology and the Fund will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Large Cap 100 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,604 for the Standard Class shares and to $16,368 for the Service Class shares. For comparison, look at how the S&P 500® Index did from 5/1/08 through 12/31/13. The same $10,000 investment would have increased to $15,139. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 35.85%
Five Year	+ 20.27%
Inception (5/1/08)	+ 9.35%

Service Class Shares
One Year	+ 35.50%
Five Year	+ 19.96%
Inception (5/1/08)	+ 9.08%

[1]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[2]

The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Funds–6

LVIP SSgA Small-Mid Cap 200 Fund

2013 Annual Report Commentary (continued)

Managed by:

The Fund returned 34.49% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 2000® Index1, returned 38.82%.

Relieved by the orderly mitigation of a fearsome fiscal retrenchment in the U.S., global equities surged as trading opened in 2013. The turn of the calendar brought renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the year. Continued weakness in the yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs on further diminution of sovereign financial strains. Growth prospects looked buoyant enough to inspire visions of a great rotation out of bonds and into equities, but this promising playbook for 2013 soon started to lose adherents. Even in January, the travails of the yen began to infect emerging market currencies, and by early February, equity traders could no longer neglect the burden of an appreciated euro. Graft allegations in Spain and unsettled elections in Italy made it even easier for European shares to surrender momentum, while an accommodative Bank of England and a credit downgrade of the U.K. weighed heavily on the British pound. A revived U.S. dollar and worries over tighter property rules in China took their toll on commodity prices, but sentiment stabilized in early March with the affirmation of an official 7.5% objective for Chinese growth in 2013.

Despite electoral indecision in Italy and banking turmoil in Cyprus during the opening months of 2013, global financial markets rode renascent optimism on U.S. and Japanese growth to broadly positive investment performance. That constructive momentum carried easily into April, as the formal announcement of aggressive policy measures in Japan delivered an additional boost to the economic outlook and falling bond yields on the eurozone periphery relieved concerns about regional financial contagion. With weak U.S. employment figures reassuring investors that any retracement of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely. Commodities faltered, however, after Chinese growth data failed to meet expectations, and the arrival of much firmer U.S. payroll data in early May achieved little more than stabilization for metals prices. But the better jobs numbers jolted bond yields from their slumber, with Japanese government debt selling off abruptly when the yen sank to four-year lows against the U.S. dollar. The watershed event of the second quarter arrived on May 22, when U.S. Federal Reserve Chairman Ben Bernanke suggested during congressional testimony that asset purchases might slow if economic conditions continued to improve. The apparent softening in official commitment to unmitigated easing sparked a swift retreat in global equities even as it exacerbated the downturn in bonds, and the attendant surge in worldwide volatility took a steep toll on investment positions that rely most heavily on easy money.

Undergirded by the ongoing support of major central banks, financial assets worldwide delivered healthy returns across a broad front during the third quarter of 2013. Muted inflation pressures and signs of stability in Europe helped equity valuations ratchet higher, outweighing mixed earnings prospects and heightened tensions in the Middle East. Meanwhile, bonds finished a choppy three months on a positive note after the U.S. Federal Reserve unexpectedly refrained from tapering its asset purchases. Affection for the U.S. dollar began slipping well before the Fed failed to follow through with reduced accommodation, allowing energy and metal prices to lead commodities to their best quarter of 2013. While the approach of potentially acrimonious U.S. fiscal negotiations brought September to a cautious close, the month and the quarter wound up with plenty of positive returns. Perhaps the most notable result was outperformance of non-U.S. assets, which have recently regained considerable relative ground after lagging starkly during the first half of the year.

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, not to mention the intimation and eventual announcement of Federal Reserve tapering, developed equity markets during 2013 chalked up one of their best years in recent memory. In the U.S., the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index2 (net dividends) never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance. On December 18, investors took kindly to the formal Fed decision to slow asset purchases, as the associated statement implied that actual rate hikes may be delayed even longer. The dovish tone served to corroborate the resiliently accommodative stance of all the major central banks, which had already drawn fresh attention in early November, when the European Central Bank cut rates quickly in response to a starkly lower inflation reading for October. Share prices had little choice but to flourish against the backdrop of munificent financial conditions and restrained volatility.

On a sector basis, the Fund’s performance benefited from positive returns in all ten sectors with the information technology, consumer discretionary, and industrials sectors contributing the most positively to overall returns.

On an individual security basis, the largest positive contributors to the absolute performance of the Fund during this period included

Methode Electronics

Aceto

Radian Group (sold during the year)

PC Connection

Delek US Holdings (sold during the year)

On an individual security basis, the most notable detractors from the absolute performance of the Fund during this period included

Exide Technologies (sold during the year)

Hecla Mining (sold during the year)

AG Mortgage Investment Trust

ARMOUR Residential REIT

Apollo Residential Mortgage

The Fund employs rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction contributed the most to the returns relative to its benchmark in the energy, health care, and materials sectors. Conversely, the information technology, industrials,

LVIP SSgA Funds–7

LVIP SSgA Small-Mid Cap 200 Fund

2013 Annual Report Commentary (continued)

and financials sectors contributed the least relative to the benchmark.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to the Fund’s construction methodology and the Fund will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Mid Cap 200 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,036 for the Standard Class shares and to $19,756 for the Service Class shares. For comparison, look at how the Russell 2000® Index did from 5/1/08 through 12/31/13. The same $10,000 investment would have increased to $17,611. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 34.49%
Five Year	+ 23.74%
Inception (5/1/08)	+ 13.04%

Service Class Shares
One Year	+ 34.16%
Five Year	+ 23.43%
Inception (5/1/08)	+ 12.76%

[1]	The Russell 2000® Index measure the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

[2]

The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Funds–8

LVIP SSgA Funds

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated companies. The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Developed International 150 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,210.30	0.39%	$2.17
Service Class Shares	1,000.00	1,208.90	0.64%	3.56
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.24	0.39%	$1.99
Service Class Shares	1,000.00	1,021.98	0.64%	3.26

LVIP SSgA Emerging Markets 100 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,135.40	0.49%	$2.64
Service Class Shares	1,000.00	1,133.90	0.74%	3.98
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.74	0.49%	$2.50
Service Class Shares	1,000.00	1,021.48	0.74%	3.77

LVIP SSgA Large Cap 100 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,157.60	0.35%	$1.90
Service Class Shares	1,000.00	1,156.10	0.60%	3.26
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.44	0.35%	$1.79
Service Class Shares	1,000.00	1,022.18	0.60%	3.06

LVIP SSgA Fund–9

LVIP SSgA Funds

Disclosure

    OF FUND EXPENSES (continued)

LVIP SSgA Small-Mid Cap 200 Fund

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,174.50	0.41%	$2.25
Service Class Shares	1,000.00	1,173.00	0.66%	3.61
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.14	0.41%	$2.09
Service Class Shares	1,000.00	1,021.88	0.66%	3.36

*	“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Funds–10

LVIP SSgA Developed International 150 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Security Type/Country	Percentage of Net Assets
Common Stock	97.43%
Australia	4.09%
Austria	1.51%
Belgium	1.95%
Canada	3.55%
Denmark	1.50%
Finland	2.90%
France	14.04%
Germany	8.04%
Hong Kong	3.46%
Israel	0.57%
Italy	3.98%
Japan	16.24%
Luxembourg	0.78%
Netherlands	3.51%
Norway	1.66%
Portugal	0.67%
Singapore	1.53%
Spain	8.23%
Sweden	1.16%
Switzerland	4.48%
United Kingdom	12.94%
United States	0.64%
Preferred Stock	0.80%
Right	0.02%
Money Market Fund	1.49%
Total Value of Securities	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.38%
Air Freight & Logistics	0.89%
Auto Components	1.38%
Automobiles	4.15%
Building Products	1.35%
Capital Markets	0.69%
Chemicals	0.95%
Commercial Banks	8.61%
Commercial Services & Supplies	0.62%
Computers & Peripherals	0.48%
Construction & Engineering	5.24%
Distributor	0.53%
Diversified Financial Services	0.68%
Diversified Telecommunication Services	4.33%

Sector	Percentage of Net Assets
Electric Utilities	3.27%
Electronic Equipment, Instruments & Components	2.39%
Food & Staples Retailing	5.52%
Food Products	1.42%
Gas Utilities	0.82%
Health Care Equipment & Supplies	0.70%
Health Care Providers & Services	0.58%
Hotels, Restaurants & Leisure	1.15%
Industrial Conglomerates	1.29%
Insurance	7.85%
IT Services	0.84%
Life Sciences Tools & Services	0.82%
Machinery	1.21%
Marine	0.79%
Media	1.06%
Metals & Mining	6.36%
Multiline Retail	1.42%
Multi-Utilities	1.84%
Office Electronics	1.82%
Oil, Gas & Consumable Fuels	6.09%
Paper & Forest Products	2.51%
Pharmaceuticals	3.62%
Real Estate Investment Trusts	2.86%
Real Estate Management & Development	2.82%
Road & Rail	0.54%
Specialty Retail	1.23%
Tobacco	0.63%
Trading Companies & Distributors	3.48%
Transportation Infrastructure	2.04%
Total	98.25%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Glencore International	1.09%
Unione di Banche Italiane SCpA	1.04%
Electricite de France	1.04%
METRO	0.96%
Taisei	0.93%
Banco Popular Espanol	0.92%
Deutsche Telekom	0.92%
AXA	0.91%
CaixaBank	0.91%
Daimler	0.90%
Total	9.62%

LVIP SSgA Funds–11

LVIP SSgA Emerging Markets 100 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Security Type/Country	Percentage of Net Assets
Common Stock	93.36%
Brazil	4.31%
Colombia	0.84%
Czech Republic	2.95%
Hong Kong	22.84%
India	6.29%
Indonesia	0.71%
Malaysia	6.99%
Poland	1.83%
Republic of Korea	21.21%
Russia	6.67%
South Africa	5.96%
Taiwan	11.90%
Thailand	0.86%
Preferred Stock	4.37%
Right	0.03%
Money Market Fund	2.32%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Automobiles	5.72%
Commercial Banks	20.53%
Communications Equipment	0.56%
Computers & Peripherals	4.31%
Construction & Engineering	2.66%
Construction Materials	2.28%
Distributor	0.82%
Diversified Financial Services	0.61%
Diversified Telecommunication Services	2.98%
Electric Utilities	5.04%
Electrical Equipment	0.86%

Sector	Percentage of Net Assets
Electronic Equipment, Instruments & Components	3.30%
Food & Staples Retailing	4.20%
Food Products	5.56%
Gas Utilities	0.92%
Hotels, Restaurants & Leisure	1.12%
Household Durables	0.71%
Industrial Conglomerates	3.51%
Insurance	2.31%
Machinery	2.02%
Metals & Mining	8.65%
Oil, Gas & Consumable Fuels	7.24%
Pharmaceuticals	3.37%
Real Estate Management & Development	3.10%
Semiconductors & Semiconductor Equipment	1.08%
Textiles, Apparel & Luxury Goods	1.39%
Tobacco	1.04%
Transportation Infrastructure	0.92%
Wireless Telecommunication Services	0.95%
Total	97.76%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Hana Financial Group	2.34%
Tenaga Nasional	1.49%
Catcher Technology	1.43%
Pou Chen	1.39%
Taishin Financial Holding	1.27%
E-Mart	1.27%
Guangzhou Automobile Group	1.25%
Hyundai Heavy Industries	1.25%
Dr Reddy’s Laboratories	1.25%
Dongbu Insurance	1.24%
Total	14.18%

LVIP SSgA Funds–12

LVIP SSgA Large Cap 100 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.29%
Aerospace & Defense	3.82%
Auto Components	1.24%
Automobiles	2.24%
Beverages	1.84%
Chemicals	1.75%
Commercial Banks	6.33%
Commercial Services & Supplies	1.81%
Communications Equipment	0.91%
Computers & Peripherals	2.49%
Consumer Finance	1.08%
Diversified Financial Services	2.12%
Diversified Telecommunication Services	0.76%
Electric Utilities	2.31%
Electrical Equipment	1.05%
Electronic Equipment, Instruments & Components	1.13%
Food & Staples Retailing	2.80%
Food Products	1.94%
Health Care Equipment & Supplies	1.95%
Health Care Providers & Services	8.54%
Hotels, Restaurants & Leisure	1.87%
Household Durables	2.77%
Household Products	0.89%
Independent Power Producers & Energy Traders	0.91%
Industrial Conglomerates	1.02%
Insurance	5.49%
IT Services	2.34%
Machinery	3.23%
Media	4.32%
Metals & Mining	2.07%
Multiline Retail	2.89%
Multi-Utilities	1.55%
Oil, Gas & Consumable Fuels	7.48%
Pharmaceuticals	0.76%
Real Estate Investment Trusts	1.03%
Road & Rail	2.00%
Semiconductors & Semiconductor Equipment	4.01%
Software	3.27%
Specialty Retail	0.08%
Textiles, Apparel & Luxury Goods	1.26%
Thrift & Mortgage Finance	0.99%
Tobacco	0.95%

Security Type/Sector	Percentage of Net Assets
Money Market Fund	2.40%
Short-Term Investments	0.15%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Aetna	1.62%
Western Digital	1.42%
Northrop Grumman	1.38%
Cardinal Health	1.36%
Raytheon	1.31%
Humana	1.27%
VF	1.26%
General Motors	1.25%
Johnson Controls	1.24%
Principal Financial Group	1.23%
Total	13.34%

LVIP SSgA Funds–13

LVIP SSgA Small-Mid Cap 200 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.37%
Aerospace & Defense	2.56%
Airlines	0.39%
Auto Components	1.51%
Biotechnology	0.51%
Capital Markets	7.00%
Chemicals	2.77%
Commercial Banks	0.47%
Commercial Services & Supplies	2.65%
Communications Equipment	1.80%
Computers & Peripherals	0.58%
Construction & Engineering	0.48%
Distributor	1.19%
Diversified Consumer Services	1.23%
Diversified Telecommunication Services	1.06%
Electric Utilities	1.23%
Electrical Equipment	1.57%
Electronic Equipment, Instruments & Components	6.46%
Energy Equipment & Services	3.91%
Food & Staples Retailing	1.70%
Food Products	0.45%
Health Care Equipment & Supplies	4.42%
Health Care Providers & Services	7.08%
Health Care Technology	0.50%
Hotels, Restaurants & Leisure	0.94%
Household Durables	1.77%
Insurance	6.06%
Internet & Catalog Retail	0.61%
Internet Software & Services	1.42%
IT Services	1.52%
Machinery	3.66%
Media	3.41%
Metals & Mining	1.80%
Multiline Retail	0.59%
Multi-Utilities	0.41%
Oil, Gas & Consumable Fuels	2.23%
Paper & Forest Products	1.10%
Personal Products	1.12%
Professional Services	1.04%
Real Estate Investment Trusts	5.75%
Road & Rail	0.53%
Semiconductors & Semiconductor Equipment	3.33%
Software	1.46%
Specialty Retail	4.40%
Tobacco	0.41%

Security Type/Sector	Percentage of Net Assets
Trading Companies & Distributors	2.82%
Wireless Telecommunication Services	0.47%
Money Market Fund	3.39%
Short-Term Investment	0.16%
Total Value of Securities	101.92%
Liabilities Net of Receivables and Other Assets	(1.92%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Methode Electronics	1.14%
Aceto	0.97%
CTS	0.82%
Harman International Industries	0.79%
Exelis	0.76%
Bridgepoint Education	0.75%
Cantel Medical	0.73%
Alliant Techsystems	0.73%
Kimball International Class B	0.72%
Kadant	0.70%
Total	8.11%

LVIP SSgA Funds–14

LVIP SSgA Developed International 150 Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–97.43%
Australia–4.09%
GPT Group	1,170,841	$3,554,508
Iluka Resources	464,728	3,581,066
Incitec Pivot	1,377,173	3,295,535
Leighton Holdings	211,292	3,039,354
Metcash	1,048,295	2,957,831
Mirvac Group	2,680,586	4,021,071
Sonic Healthcare	311,598	4,612,983
Tatts Group	1,370,262	3,792,870
Westfield Retail Trust	1,438,257	3,814,131

		32,669,349

Austria–1.51%
OMV	103,672	4,961,804
Voestalpine	146,928	7,060,361

		12,022,165

Belgium–1.95%
Belgacom	181,612	5,372,887
Delhaize Group	80,836	4,804,103
Groupe Bruxelles Lambert	59,071	5,422,745

		15,599,735

Canada–3.55%
Barrick Gold	147,700	2,601,767
Canadian Tire Class A	62,706	5,873,577
Magna International	76,900	6,306,068
Penn West Petroleum	421,368	3,518,838
Sun Life Financial	165,704	5,853,424
Teck Resources Class B	160,800	4,185,962

		28,339,636

Denmark–1.50%
A.P. Moller-Maersk Class B	578	6,272,992
TDC	587,757	5,701,433

		11,974,425

Finland–2.90%
Metso	106,198	4,531,916
Nokian Renkaat	99,115	4,754,612
Stora Enso Class R	699,115	7,016,130
UPM-Kymmene	404,393	6,831,652

		23,134,310

France–14.04%
AXA	262,478	7,297,649
BNP Paribas	87,916	6,851,593
Bouygues	166,395	6,276,701
Cap Gemini	99,166	6,702,445
Casino Guichard Perrachon	42,977	4,952,772
Cie de Saint-Gobain	121,727	6,694,207
Electricite de France	235,191	8,310,440
GDF Suez	234,591	5,517,015
Lagardere	76,878	2,857,664
NATIXIS	1,188,312	6,986,968

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Orange	446,586	$5,529,315
Renault	72,045	5,793,114
Rexel	206,964	5,431,041
Sanofi	44,454	4,716,302
SCOR SE	157,302	5,748,675
Total	94,326	5,778,403
Unibail-Rodamco	19,391	4,968,442
Vallourec	93,962	5,118,835
Vinci	100,174	6,576,263

		112,107,844

Germany–8.04%
Allianz	33,235	5,959,783
Bayerische Motoren Werke	52,310	6,132,675
Daimler	82,927	7,175,800
Deutsche Bank	115,850	5,526,323
Deutsche Post	195,821	7,138,860
Deutsche Telekom	426,820	7,298,601
E.ON	258,696	4,774,239
METRO	158,657	7,682,908
Muenchener Rueckversicherungs	24,141	5,318,705
RWE	121,215	4,436,529
Suedzucker	102,460	2,765,522

		64,209,945

■Hong Kong–3.46%
Cheung Kong Holdings	306,000	4,830,084
Hutchison Whampoa	434,000	5,899,051
Li & Fung	3,284,000	4,235,015
MTR	1,139,000	4,311,056
New World Development	1,018	1,285
†Sun Hung Kai Properties	328,727	4,169,285
Swire Pacific Class A	355,000	4,161,444

		27,607,220

Israel–0.57%
Teva Pharmaceutical Industries	114,832	4,591,163

		4,591,163

Italy–3.98%
Atlantia	285,757	6,411,720
Enel	1,382,987	6,038,774
ENI	196,230	4,721,489
Telecom Italia	6,389,975	6,338,086
Unione di Banche Italiane SCpA	1,224,269	8,313,344

		31,823,413

Japan–16.24%
Aeon	349,800	4,732,637
Aozora Bank	1,605,000	4,541,087
Asahi Glass	654,000	4,060,916
Canon	123,400	3,901,467
†Daihatsu Motor	218,600	3,698,507

LVIP SSgA Funds –15

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
FUJIFILM Holdings	229,200	$6,487,018
Fukuoka Financial Group	906,000	3,965,497
†Hitachi	779,000	5,887,339
†HOYA	240,600	6,674,894
Inpex	337,700	4,322,047
ITOCHU	370,300	4,567,004
JX Holdings	807,600	4,148,223
Konica Minolta Holdings	620,500	6,179,962
Marubeni	594,000	4,263,603
Mitsubishi	236,000	4,519,459
Mitsubishi Tanabe Pharma	295,500	4,113,012
Mitsui	322,800	4,489,931
MS&AD Insurance Group Holdings	204,200	5,471,183
†NEC	1,703,000	3,832,053
Nissan Motor	469,200	3,938,028
OJI Paper	1,208,000	6,181,932
Ono Pharmaceutical	73,200	6,400,873
Otsuka Holdings	130,448	3,765,126
Ricoh	418,000	4,436,971
Sumitomo	359,700	4,511,405
Taisei	1,628,000	7,388,407
Yamada Denki	990,600	3,235,380

		129,713,961

Luxembourg–0.78%
ArcelorMittal	350,373	6,251,645

		6,251,645

Netherlands–3.51%
Aegon	750,410	7,083,910
Koninklijke Ahold	294,735	5,291,343
Koninklijke Boskalis Westminster	113,700	6,007,198
†Koninklijke KPN	1,343,177	4,329,415
Royal Dutch Shell Class A	5,377	192,612
Royal Dutch Shell Class B	136,348	5,148,375

		28,052,853

Norway–1.66%
Orkla	565,249	4,410,881
Statoil	186,932	4,531,498
Yara International	99,769	4,294,147

		13,236,526

Portugal–0.67%
Energias de Portugal	1,466,929	5,388,205

		5,388,205

Singapore–1.53%
Golden Agri-Resources	9,682,000	4,179,888
Hutchison Port Holdings Trust	5,329,000	3,597,075
Keppel	501,000	4,440,898
†Keppel REIT	37,840	35,520

		12,253,381

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain–8.23%
Abertis Infraestructuras	282,005	$6,265,461
†ACS Actividades de Construccion y Servicios	204,108	7,025,400
Banco de Sabadell	2,734,344	7,132,064
†Banco Popular Espanol	1,217,859	7,346,667
†Banco Santander	708,890	6,344,781
†CaixaBank	1,398,779	7,289,252
Ferrovial	284,617	5,507,117
Gas Natural	254,905	6,555,828
Iberdrola	1,001,360	6,385,041
Repsol	234,323	5,905,601

		65,757,212

Sweden–1.16%
Boliden	280,586	4,295,296
Securitas Class B	468,055	4,974,469

		9,269,765

Switzerland–4.48%
†Glencore International	1,685,207	8,727,093
†Lonza Group	69,493	6,590,189
†Swiss Life Holding	30,427	6,316,647
†Swiss Prime Site	55,769	4,316,612
†Swiss Re	55,486	5,103,269
†Zurich Insurance Group	16,218	4,699,420

		35,753,230

United Kingdom–12.94%
Anglo American	176,250	3,852,917
AstraZeneca	90,271	5,343,799
BAE Systems	755,707	5,444,140
Barclays	1,189,333	5,356,475
BHP Billiton	155,604	4,816,334
BP	647,766	5,235,631
Carnival	129,330	5,356,727
Cobham	1,226,236	5,574,462
HSBC Holdings	424,191	4,653,378
Imperial Tobacco Group	129,591	5,017,714
J Sainsbury	768,519	4,645,517
Kingfisher	1,034,459	6,590,555
Marks & Spencer Group	764,039	5,473,796
Pearson	251,668	5,589,119
Rio Tinto	96,588	5,453,815
RSA Insurance Group	2,561,671	3,877,538
Segro	1,170,739	6,475,795
Smith & Nephew	392,073	5,590,577
Tesco	781,278	4,326,069
WM Morrison Supermarkets	1,078,930	4,663,590

		103,337,948

LVIP SSgA Funds –16

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States–0.64%
Brookfield Office Properties	263,500	$5,073,271

		5,073,271

Total Common Stock (Cost $666,284,995)		778,167,202

ΔPREFERRED STOCK–0.80%
Germany–0.80%
Volkswagen 1.76%	22,714	6,379,208

Total Preferred Stock (Cost $4,187,246)		6,379,208

	Number of Shares	Value (U.S. $)
RIGHT–0.02%
†Repsol	228,011	$155,583

Total Right (Cost $0)		155,583

MONEY MARKET FUND–1.49%
Dreyfus Treasury & Agency Cash Management Fund	11,891,041	11,891,041

Total Money Market Fund (Cost $11,891,041)		11,891,041

TOTAL VALUE OF SECURITIES–99.74% (Cost $682,363,282)	796,593,034
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.26%	2,063,974

NET ASSETS APPLICABLE TO 84,142,867 SHARES OUTSTANDING–100.00%	$798,657,008

NET ASSET VALUE–LVIP SSgA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($643,791,998 / 67,830,548 Shares)	$9.491

NET ASSET VALUE–LVIP SSgA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($154,865,010 / 16,312,319 Shares)	$9.494

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$699,393,163
Undistributed net investment income	970,186
Accumulated net realized loss on investments	(16,704,164)
Net unrealized appreciation of investments and derivatives	114,997,823

Total net assets	$798,657,008

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 11.

■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Of this amount, $3,524,880 represents payable for securities purchased, $607,738 represents fund shares redeemed and $719,940 pledged as collateral for futures contracts as of December 31, 2013.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
142 mini MSCI EAFE Index	$12,887,899	$13,616,380	3/24/14	$728,481

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

REIT–Real Estate Investment Trust

SCpA–Italian Consortium Joint - Stock Company

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds –17

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–93.36%
Brazil–4.31%
Banco do Brasil	490,626	$5,068,064
Cia Energetica de Minas Gerais ADR	643,717	5,014,555
Cia Siderurgica Nacional	525,700	3,200,358
Cia Siderurgica Nacional ADR	928,753	5,758,269
Cyrela Brazil Realty	777,900	4,742,289
Vale ADR	366,054	5,128,417

		28,911,952

Colombia–0.84%
Almacenes Exito	362,182	5,629,772

		5,629,772

Czech Republic–2.95%
CEZ	222,867	5,802,162
Komercni Banka	34,104	7,592,405
†Telefonica Czech Republic	428,995	6,372,764

		19,767,331

■Hong Kong–22.84%
Agile Property Holdings	5,486,000	5,879,070
Agricultural Bank of China	13,498,000	6,632,026
Bank of China	14,361,100	6,611,618
†Bank of Communications	8,655,000	6,105,289
†China CITIC Bank	11,105,000	6,029,100
China Coal Energy	7,304,000	4,106,757
China Communications Construction	6,975,000	5,621,808
China Construction Bank	8,000,000	6,035,283
†China Minsheng Banking	5,234,000	5,811,506
China Mobile	611,500	6,340,220
†China Railway Construction	6,883,500	6,852,963
China Resources Enterprise	2,246,000	7,458,282
CITIC Pacific	5,120,000	7,830,806
COSCO Pacific	4,487,092	6,156,848
Dongfeng Motor Group	4,736,000	7,414,505
Evergrande Real Estate Group	16,524,000	6,307,521
†Guangzhou Automobile Group	7,700,000	8,420,510
Industrial & Commercial Bank of China	9,234,000	6,239,833
Jiangxi Copper	3,023,000	5,457,805
Kingboard Chemical Holdings	2,804,600	7,323,990
Shanghai Industrial Holdings	2,115,000	7,732,416
Sino-Ocean Land Holdings	10,974,377	7,203,598
Yanzhou Coal Mining	4,826,000	4,406,283
†Zoomlion Heavy Industry Science and Technology	5,532,800	5,165,773

		153,143,810

India–6.29%
Bharat Heavy Electricals	2,008,817	5,746,438
Cipla	935,408	6,062,606
Dr Reddy’s Laboratories	204,476	8,380,739
GAIL India	1,115,812	6,176,301
Hindalco Industries	3,946,082	7,823,248

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Tata Motors	1,317,195	$8,017,338

		42,206,670

Indonesia–0.71%
Indofood Sukses Makmur	8,723,000	4,730,633

		4,730,633

Malaysia–6.99%
Genting Malaysia	5,611,800	7,497,235
IOI	4,181,200	6,006,848
†=IOI Properties Group	1,393,733	1,186,066
Kuala Lumpur Kepong	993,300	7,544,051
†Malayan Banking	2,193,371	6,650,025
PPB Group	1,631,900	8,033,816
Tenaga Nasional	2,870,300	9,963,097

		46,881,138

Poland–1.83%
KGHM Polska Miedz	134,881	5,264,868
PGE.	1,300,294	7,002,460

		12,267,328

Republic of Korea–21.21%
BS Financial Group	490,222	7,429,541
DGB Financial Group	432,433	6,758,526
Dongbu Insurance	155,860	8,296,983
Doosan Heavy Industries & Construction	160,710	5,388,841
E-Mart	33,682	8,502,454
Hana Financial Group	377,068	15,679,539
Hyundai Heavy Industries	34,555	8,411,883
Hyundai Marine & Fire Insurance	233,900	7,200,502
Hyundai Motor	33,325	7,465,356
Industrial Bank of Korea	581,140	6,688,154
KB Financial Group	196,200	7,851,903
Kia Motors	132,803	7,056,997
KT&G.	98,637	6,960,578
POSCO	22,776	7,043,846
Samsung SDI	52,640	8,077,558
Shinhan Financial Group	182,110	8,159,135
SK Holdings	43,913	7,944,666
Woori Finance Holdings	581,120	7,320,937

		142,237,399

Russia–6.67%
Federal Hydrogenerating ADR	3,484,391	6,014,059
Gazprom ADR	762,025	6,515,314
LUKOIL ADR	100,854	6,298,332
Rostelecom ADR	274,200	5,651,262
Severstal GDR	744,833	7,358,950
Tatneft ADR	168,585	6,443,319
VTB Bank GDR	2,134,048	6,450,160

		44,731,396

LVIP SSgA Funds–18

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
South Africa–5.96%
African Bank Investments	3,582,680	$4,115,471
†Aspen Pharmacare Holdings	319,286	8,179,079
Exxaro Resources	375,216	5,238,716
†Gold Fields	852,584	2,673,164
†Harmony Gold Mining	1,025,435	2,531,818
Imperial Holdings	283,093	5,467,824
Spar Group	522,204	6,548,209
Tiger Brands	204,267	5,197,807

		39,952,088

Taiwan–11.90%
Asia Cement	5,498,127	7,114,215
Catcher Technology	1,482,000	9,612,892
Compal Electronics	9,189,030	7,038,511
HTC.	788,000	3,724,519
Pou Chen	6,225,000	9,296,339
Quanta Computer	2,940,000	6,849,471
Taishin Financial Holding	17,384,123	8,537,197
Taiwan Cement	5,296,051	8,210,863
United Microelectronics	17,573,000	7,275,080
Wistron	6,410,219	5,382,766
WPG Holdings	5,875,000	6,755,024

		79,796,877

Thailand–0.86%
Charoen Pokphand Foods - Foreign	2,212,500	2,152,303
Charoen Pokphand Foods NVDR	3,709,267	3,608,346

		5,760,649

Total Common Stock (Cost $616,329,801)		626,017,043

	Number of Shares	Value (U.S. $)
PREFERRED STOCK–4.37%
Brazil–2.05%
Bradespar 6.08%	511,300	$5,428,815
Oi 21.12%	2,119,400	3,221,136
Telefonica Brasil 10.93%	249,964	4,744,035
Vale 5.86%	24,900	345,022

		13,739,008

Russia–2.32%
=Surgutneftegas 6.38%	9,414,775	7,421,783
=Transneft 0.84%	3,107	8,123,308

		15,545,091

Total Preferred Stock (Cost $32,248,399)		29,284,099

RIGHT–0.03%
†=IOI Properties	696,866	218,933

Total Right (Cost $0)		218,933

MONEY MARKET FUND–2.32%
Dreyfus Treasury & Agency Cash Management Fund	15,569,513	15,569,513

Total Money Market Fund (Cost $15,569,513)		15,569,513

TOTAL VALUE OF SECURITIES–100.08% (Cost $664,147,713)	671,089,588
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(521,259)

NET ASSETS APPLICABLE TO 67,619,738 SHARES OUTSTANDING–100.00%	$670,568,329

NET ASSET VALUE–LVIP SSgA EMERGING MARKETS 100 FUND STANDARD CLASS ($478,729,919 / 48,274,823 Shares)	$9.917

NET ASSET VALUE–LVIP SSgA EMERGING MARKETS 100 FUND SERVICE CLASS ($191,838,410 / 19,344,915 Shares)	$9.917

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$697,080,224
Undistributed net investment income	493,589
Accumulated net realized loss on investments	(33,445,971)
Net unrealized appreciation of investments and derivatives	6,440,487

Total net assets	$670,568,329

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 12.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Of this amount, $2,646,209 represents payable for securities purchased, $454,010 represents fund shares redeemed and $722,800 pledged as collateral for futures contracts as of December 31, 2013.

LVIP SSgA Funds –19

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets (continued)

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $16,950,090, which represents 2.53% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	IDR	1,798,869,259	USD	(146,653)	1/2/14	$1,053
BNYM	IDR	729,192,155	USD	(59,986)	1/3/14	(133)
BNYM	KRW	1,242,458,771	USD	(1,178,801)	1/2/14	(2,094)
BNYM	MYR	774,132	USD	(235,120)	1/2/14	975
BNYM	MYR	681,500	USD	(207,768)	1/3/14	63
CSFB	PLN	752,975	USD	(250,000)	1/2/14	(955)

						$(1,091)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
278 E-mini MSCI Emerging Markets Index	$13,696,839	$14,133,520	3/22/14	$436,681

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

BNYM–Bank of New York Mellon

CSFB–Credit Suisse First Boston

GDR–Global Depositary Receipt

IDR–Indonesian Rupiah

KRW–South Korean Won

MYR–Malaysian Ringgit

NVDR–Non-Voting Depositary Receipt

PLN–Polish Zloty

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds –20

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)
COMMON STOCK–97.29%
Aerospace & Defense–3.82%
L-3 Communications Holdings	120,023	$12,825,658
Northrop Grumman	138,349	15,856,179
Raytheon	165,180	14,981,826

		43,663,663

Auto Components–1.24%
Johnson Controls	276,879	14,203,893

		14,203,893

Automobiles–2.24%
Ford Motor	738,413	11,393,713
†General Motors	348,996	14,263,467

		25,657,180

Beverages–1.84%
Dr Pepper Snapple Group	205,414	10,007,770
Molson Coors Brewing Class B	197,047	11,064,189

		21,071,959

Chemicals–1.75%
Air Products & Chemicals	110,707	12,374,828
Mosaic	161,747	7,645,781

		20,020,609

Commercial Banks–6.33%
BB&T	307,194	11,464,480
Fifth Third Bancorp	591,158	12,432,053
KeyCorp	974,986	13,084,312
PNC Financial Services Group	144,998	11,248,945
SunTrust Banks	334,676	12,319,424
Wells Fargo	260,666	11,834,236

		72,383,450

Commercial Services & Supplies–1.81%
Republic Services	292,187	9,700,608
Waste Management	245,931	11,034,924

		20,735,532

Communications Equipment–0.91%
Cisco Systems	461,173	10,353,334

		10,353,334

Computers & Peripherals–2.49%
Apple	21,789	12,226,026
Western Digital	193,088	16,200,083

		28,426,109

Consumer Finance–1.08%
SLM	470,843	12,373,754

		12,373,754

Diversified Financial Services–2.12%
CME Group	158,161	12,409,312

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
JPMorgan Chase	203,146	$11,879,978

		24,289,290

Diversified Telecommunication Services–0.76%
CenturyLink	274,483	8,742,284

		8,742,284

Electric Utilities–2.31%
Entergy	152,471	9,646,840
FirstEnergy	228,482	7,535,336
PPL	307,955	9,266,366

		26,448,542

Electrical Equipment–1.05%
Eaton	157,399	11,981,212

		11,981,212

Electronic Equipment, Instruments & Components–1.13%
Corning	723,351	12,890,115

		12,890,115

Food & Staples Retailing–2.80%
Safeway	368,495	12,001,882
Sysco	274,203	9,898,728
Wal-Mart Stores	128,841	10,138,498

		32,039,108

Food Products–1.94%
Archer-Daniels-Midland	285,915	12,408,711
General Mills	195,527	9,758,753

		22,167,464

Health Care Equipment & Supplies–1.95%
Abbott Laboratories	272,958	10,462,480
Medtronic	205,370	11,786,184

		22,248,664

Health Care Providers & Services–8.54%
Aetna	269,981	18,517,996
Cardinal Health	233,205	15,580,426
Cigna	155,629	13,614,425
Humana	140,524	14,504,887
Quest Diagnostics	170,786	9,143,882
UnitedHealth Group	169,733	12,780,895
WellPoint	146,571	13,541,695

		97,684,206

Hotels, Restaurants & Leisure–1.87%
Carnival	281,129	11,292,952
Darden Restaurants	186,542	10,142,289

		21,435,241

Household Durables–2.77%
†DR Horton	396,821	8,857,045
Garmin	293,815	13,580,129

LVIP SSgA Funds–21

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
Lennar Class A	232,436	$9,195,168

		31,632,342

Household Products–0.89%
Procter & Gamble	125,159	10,189,194

		10,189,194

Independent Power Producers & Energy Traders–0.91%
NRG Energy	363,975	10,453,362

		10,453,362

Industrial Conglomerates–1.02%
General Electric	417,034	11,689,463

		11,689,463

Insurance–5.49%
AFLAC	186,720	12,472,896
CNA Financial	294,961	12,650,877
Everest Re Group	74,812	11,660,946
Principal Financial Group	285,314	14,068,833
Unum Group	341,294	11,972,594

		62,826,146

IT Services–2.34%
Fidelity National Information Services	243,396	13,065,497
Xerox	1,129,174	13,742,048

		26,807,545

Machinery–3.23%
Caterpillar	110,842	10,065,562
Illinois Tool Works	158,260	13,306,501
Parker Hannifin	105,306	13,546,564

		36,918,627

Media–4.32%
Comcast Class A	229,520	11,927,007
†Omnicom Group	163,740	12,177,344
Time Warner	167,308	11,664,714
Time Warner Cable	101,061	13,693,766

		49,462,831

Metals & Mining–2.07%
Freeport-McMoRan Copper & Gold	291,264	10,992,303
Newmont Mining	230,167	5,300,746
Southern Copper	256,637	7,368,048

		23,661,097

Multiline Retail–2.89%
Kohl’s	209,073	11,864,893
Macy’s	230,413	12,304,054
Target	140,865	8,912,529

		33,081,476

Multi-Utilities–1.55%
Consolidated Edison	157,986	8,733,466

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities (continued)
Public Service Enterprise Group	280,802	$8,996,896

		17,730,362

Oil, Gas & Consumable Fuels–7.48%
Chevron	81,110	10,131,450
ConocoPhillips	161,588	11,416,192
Exxon Mobil	106,983	10,826,680
HollyFrontier	187,402	9,312,005
Marathon Oil	285,957	10,094,282
Murphy Oil	151,349	9,819,523
†Murphy USA	37,787	1,570,428
Occidental Petroleum	123,029	11,700,058
Valero Energy	212,008	10,685,203

		85,555,821

Pharmaceuticals–0.76%
Lilly (Eli)	169,762	8,657,862

		8,657,862

Real Estate Investment Trusts–1.03%
American Capital Agency	294,167	5,674,481
Annaly Capital Management	606,832	6,050,115

		11,724,596

Road & Rail–2.00%
CSX	391,462	11,262,362
Norfolk Southern	125,126	11,615,447

		22,877,809

Semiconductors & Semiconductor Equipment–4.01%
Analog Devices	207,379	10,561,812
Intel	441,288	11,455,836
KLA-Tencor	182,829	11,785,157
NVIDIA	752,123	12,049,010

		45,851,815

Software–3.27%
Activision Blizzard	661,779	11,799,520
CA	385,847	12,983,752
Microsoft	337,064	12,616,306

		37,399,578

Specialty Retail–0.08%
CST Brands	23,578	865,784

		865,784

Textiles, Apparel & Luxury Goods–1.26%
VF	231,428	14,427,222

		14,427,222

Thrift & Mortgage Finance–0.99%
New York Community Bancorp	671,985	11,322,946

		11,322,946

LVIP SSgA Funds –22

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Tobacco–0.95%
Reynolds American	216,720	$10,833,833

		10,833,833

Total Common Stock (Cost $883,074,993)		1,112,785,320

MONEY MARKET FUND–2.40%
Dreyfus Treasury & Agency Cash Management Fund	27,454,392	27,454,392

Total Money Market Fund (Cost $27,454,392)		27,454,392

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS–0.15%
U.S. Treasury Obligations–0.15%
U.S. Treasury Bills
¥ 0.015% 2/13/14	100,000	$99,999
¥ 0.031% 1/16/14	1,605,000	1,604,995

Total Short-Term Investments (Cost $1,704,977)		1,704,994

TOTAL VALUE OF SECURITIES–99.84% (Cost $912,234,362)	1,141,944,706
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	1,801,454

NET ASSETS APPLICABLE TO 79,060,843 SHARES OUTSTANDING–100.00%	$1,143,746,160

NET ASSET VALUE–LVIP SSgA LARGE CAP 100 FUND STANDARD CLASS ($813,763,671 / 56,245,107 Shares)	$14.468

NET ASSET VALUE–LVIP SSgA LARGE CAP 100 FUND SERVICE CLASS ($329,982,489 / 22,815,736 Shares)	$14.463

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$893,900,695
Undistributed net investment income	97,296
Accumulated net realized gain on investments	19,142,759
Net unrealized appreciation of investments and derivatives	230,605,410

Total net assets	$1,143,746,160

†	Non-income producing for the period.

«	Of this amount, $1,075,268 represents payable for fund shares redeemed as of December 31, 2013.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
339	E-mini S&P 500 Index	$30,311,579	$31,206,645	3/22/14	$895,066

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds –23

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.37%
Aerospace & Defense–2.56%
AAR	50,940	$1,426,829
Alliant Techsystems	12,963	1,577,338
Exelis	85,991	1,638,988
†National Presto Industries	11,369	915,205

		5,558,360

Airlines–0.39%
SkyWest	57,059	846,185

		846,185

Auto Components–1.51%
Cooper Tire & Rubber	35,668	857,459
Lear	17,123	1,386,449
Superior Industries International	50,244	1,036,534

		3,280,442

Biotechnology–0.51%
†Spectrum Pharmaceuticals	125,747	1,112,861

		1,112,861

Capital Markets–7.00%
Apollo Investment	111,663	946,902
Ares Capital	51,505	915,244
Arlington Asset Investment Class A	36,420	961,124
BlackRock Kelso Capital	93,889	875,984
Fidus Investment	48,647	1,057,586
Fifth Street Finance	83,303	770,553
Golub Capital	56,356	1,076,963
Medallion Financial	71,031	1,019,295
Medley Capital	59,192	819,809
New Mountain Finance	63,105	949,099
PennantPark Investment	82,760	960,016
Prospect Capital	84,164	944,320
Solar Capital	39,479	890,251
TCP Capital	58,857	987,620
THL Credit	62,641	1,032,950
TICC Capital	94,630	978,474

		15,186,190

Chemicals–2.77%
Cabot	27,455	1,411,187
FutureFuel	77,209	1,219,902
Kronos Worldwide	59,944	1,141,933
Olin	37,164	1,072,181
Sensient Technologies	24,036	1,166,227

		6,011,430

Commercial Banks–0.47%
Republic Bancorp Class A	41,504	1,018,508

		1,018,508

Commercial Services & Supplies–2.65%
ABM Industries	42,152	1,205,126
Ennis	62,293	1,102,586

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Kimball International Class B	103,465	$1,555,079
NL Industries	73,599	822,837
Quad Graphics	39,240	1,068,505

		5,754,133

Communications Equipment–1.80%
Black Box	42,977	1,280,715
Comtech Telecommunications	38,578	1,215,979
Harris	20,198	1,410,022

		3,906,716

Computers & Peripherals–0.58%
Lexmark International Class A	35,554	1,262,878

		1,262,878

Construction & Engineering–0.48%
URS	19,803	1,049,361

		1,049,361

Distributor–1.19%
†VOXX International Class A	87,537	1,461,868
Weyco Group	38,316	1,127,640

		2,589,508

Diversified Consumer Services–1.23%
†Bridgepoint Education	91,560	1,621,528
DeVry Education Group	29,554	1,049,167

		2,670,695

Diversified Telecommunication Services–1.06%
Frontier Communications	235,730	1,096,145
†Hawaiian Telcom Holdco	40,653	1,193,979

		2,290,124

Electric Utilities–1.23%
Empire District Electric	41,934	951,482
Pepco Holdings	42,754	817,884
Westar Energy	27,571	886,959

		2,656,325

Electrical Equipment–1.57%
Global Power Equipment Group	53,318	1,043,433
†GrafTech International	122,047	1,370,588
Preformed Line Products	13,446	983,709

		3,397,730

Electronic Equipment, Instruments & Components–6.46%
†Arrow Electronics	23,138	1,255,237
CTS	89,713	1,786,186
Electro Rent	50,658	938,186
Electro Scientific Industries	82,874	866,862
†Ingram Micro	47,674	1,118,432
Jabil Circuit	49,486	863,036
Methode Electronics	72,631	2,483,252
†Multi-Fineline Electronix	59,322	823,983

LVIP SSgA Funds–24

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†PC Connection	57,317	$1,424,327
†Sanmina	82,574	1,378,986
†Tech Data	20,572	1,061,515

		14,000,002

Energy Equipment & Services–3.91%
Bristow Group	14,216	1,067,053
Gulfmark Offshore	24,088	1,135,267
†Key Energy Services	113,330	895,307
Nabors Industries	56,458	959,221
Patterson-UTI Energy	39,395	997,481
†Superior Energy Services	35,267	938,455
†Tesco	69,986	1,384,323
Tidewater	18,540	1,098,866

		8,475,973

Food & Staples Retailing–1.70%
Ingles Markets Class A	43,706	1,184,433
Spartan Stores	53,462	1,298,057
Weis Markets	23,016	1,209,721

		3,692,211

Food Products–0.45%
Fresh Del Monte Produce	34,796	984,727

		984,727

Health Care Equipment & Supplies–4.42%
Analogic	11,886	1,052,624
Atrion	4,863	1,440,664
Cantel Medical	46,761	1,585,666
CONMED	27,525	1,169,813
Cooper	8,704	1,077,903
DENTSPLY International	22,113	1,072,038
Hill-Rom Holdings	26,692	1,103,447
STERIS	22,530	1,082,567

		9,584,722

Health Care Providers & Services–7.08%
Chemed	11,774	902,124
Ensign Group	28,089	1,243,500
†Leidos Holdings	16,884	784,937
†LHC Group	43,661	1,049,610
†LifePoint Hospitals	19,334	1,021,609
†Magellan Health Services	19,756	1,183,582
National Healthcare	20,503	1,105,317
Omnicare	23,036	1,390,453
Owens & Minor	28,805	1,053,111
Patterson	24,674	1,016,569
Science Applications International	9,648	319,059
†Triple-S Management Class B	53,927	1,048,341
U.S. Physical Therapy	34,938	1,231,914
Universal American	109,920	802,416

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Universal Health Services Class B	14,735	$1,197,366

		15,349,908

Health Care Technology–0.50%
Quality Systems	51,334	1,081,094

		1,081,094

Hotels, Restaurants & Leisure–0.94%
Marcus	75,162	1,010,177
Speedway Motorsports	52,154	1,035,257

		2,045,434

Household Durables–1.77%
CSS Industries	36,153	1,036,868
Harman International Industries	20,990	1,718,032
NACCO Industries Class A	17,562	1,092,181

		3,847,081

Insurance–6.06%
American National Insurance	10,780	1,234,741
Assurant	20,781	1,379,235
Baldwin & Lyons	39,465	1,078,184
EMC Insurance Group	35,603	1,090,164
Horace Mann Educators	44,985	1,418,827
Kansas City Life Insurance	23,977	1,144,662
PartnerRe	10,048	1,059,361
Protective Life	26,175	1,326,026
Safety Insurance Group	19,079	1,074,148
Symetra Financial	69,909	1,325,475
Validus Holdings	25,096	1,011,118

		13,141,941

Internet & Catalog Retail–0.61%
†FTD	31,156	1,015,062
United Online	21,683	298,358

		1,313,420

Internet Software & Services–1.42%
†EarthLink	168,882	856,232
†Monster Worldwide	184,959	1,318,758
†RealNetworks	118,733	896,434

		3,071,424

IT Services–1.52%
Amdocs	25,841	1,065,683
DST Systems	13,146	1,192,868
ManTech International Class A	34,976	1,046,832

		3,305,383

Machinery–3.66%
AGCO	17,977	1,064,059
FreightCar America	43,041	1,145,751
Joy Global	15,816	925,078
Kadant	37,442	1,517,150

LVIP SSgA Funds–25

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Kennametal	24,024	$1,250,930
Timken	16,604	914,382
Trinity Industries	20,694	1,128,237

		7,945,587

Media–3.41%
Gannett	42,850	1,267,503
Interpublic Group	71,931	1,273,179
John Wiley & Sons Class A	24,019	1,325,849
Meredith	24,503	1,269,255
Scholastic	35,164	1,195,928
Valassis Communications	31,368	1,074,354

		7,406,068

Metals & Mining–1.80%
Commercial Metals	59,196	1,203,455
Kaiser Aluminum	14,543	1,021,500
Noranda Aluminum Holding	203,851	670,670
Reliance Steel & Aluminum	13,167	998,585

		3,894,210

Multiline Retail–0.59%
Fred’s Class A	68,545	1,269,453

		1,269,453

Multi-Utilities–0.41%
Integrys Energy Group	16,171	879,864

		879,864

Oil, Gas & Consumable Fuels–2.23%
†Cloud Peak Energy	48,741	877,338
Energen	18,056	1,277,462
†Renewable Energy Group	121,917	1,397,169
Teekay Tankers Class A	329,024	1,293,064

		4,845,033

Paper & Forest Products–1.10%
Domtar	12,039	1,135,759
Schweitzer-Mauduit International	24,202	1,245,677

		2,381,436

Personal Products–1.12%
Inter Parfums	38,336	1,372,812
Nature’s Sunshine Products	60,412	1,046,336

		2,419,148

Professional Services–1.04%
CDI	54,606	1,011,849
Kelly Services Class A	50,229	1,252,711

		2,264,560

Real Estate Investment Trusts–5.75%
AG Mortgage Investment Trust	35,988	562,852
American Capital Mortgage Investment	35,453	619,009

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Anworth Mortgage Asset	144,661	$609,023
Apollo Commercial Real Estate Finance	52,039	845,634
Apollo Residential Mortgage	41,050	606,719
ARMOUR Residential REIT	140,211	562,246
Capstead Mortgage	71,399	862,500
CYS Investments	77,989	577,898
Dynex Capital	85,664	685,312
Hatteras Financial	33,345	544,857
Invesco Mortgage Capital	42,787	628,113
MFA Financial	98,207	693,341
New York Mortgage Trust	121,382	848,460
PennyMac Mortgage Investment Trust	35,348	811,590
Resource Capital	138,453	821,026
Select Income REIT	34,596	925,097
Two Harbors Investment	72,617	673,886
Western Asset Mortgage Capital	39,386	586,064

		12,463,627

Road & Rail–0.53%
Ryder System	15,661	1,155,469

		1,155,469

Semiconductors & Semiconductor Equipment–3.33%
†Amkor Technology	234,340	1,436,504
Brooks Automation	89,918	943,240
IXYS	97,772	1,268,103
Marvell Technology Group	88,699	1,275,492
MKS Instruments	34,555	1,034,577
†Photronics	140,398	1,267,794

		7,225,710

Software–1.46%
†Ebix	56,460	831,091
Epiq Systems	66,875	1,084,044
Mentor Graphics	51,912	1,249,522

		3,164,657

Specialty Retail–4.40%
Finish Line Class A	47,892	1,349,118
Foot Locker	27,451	1,137,569
Group 1 Automotive	15,649	1,111,392
Guess?	37,757	1,173,110
†hhgregg	84,847	1,185,313
Men’s Wearhouse	28,043	1,432,436
Rent-A-Center	24,790	826,499
Shoe Carnival	45,911	1,331,878

		9,547,315

Tobacco–0.41%
Universal	16,320	891,072

		891,072

LVIP SSgA Funds–26

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–2.82%
Aceto	84,535	$2,114,220
GATX	17,613	918,870
Houston Wire & Cable	70,734	946,421
TAL International Group	20,683	1,186,170
Textainer Group Holdings	23,725	954,220

		6,119,901

Wireless Telecommunication Services–0.47%
USA Mobility	70,751	1,010,324

		1,010,324

Total Common Stock (Cost $171,661,730)		213,368,200

MONEY MARKET FUND–3.39%
Dreyfus Treasury & Agency Cash Management Fund	7,361,418	7,361,418

Total Money Market Fund (Cost $7,361,418)		7,361,418

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENT–0.16%
U.S. Treasury Obligations–0.16%
U.S. Treasury Bill
¥0.001% 1/16/14	340,000	$339,999

Total Short-Term Investment (Cost $340,000)		339,999

TOTAL VALUE OF SECURITIES–101.92% (Cost $179,363,148)	$221,069,617
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.92%)	(4,170,122)

NET ASSETS APPLICABLE TO 14,092,830 SHARES OUTSTANDING–100.00%	$216,899,495

NET ASSET VALUE–LVIP SSgA SMALL-MID CAP 200 FUND STANDARD CLASS ($100,958,315 / 6,558,274 Shares)	$15.394

NET ASSET VALUE–LVIP SSgA SMALL-MID CAP 200 FUND SERVICE CLASS ($115,941,180 / 7,534,556 Shares)	$15.388

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$171,410,750
Undistributed net investment income	261,933
Accumulated net realized gain on investments	3,498,588
Net unrealized appreciation of investments and derivatives	41,728,224

Total net assets	$216,899,495

†	Non-income producing for the period.

«	Of this amount, $4,594,706 represents payable for securities purchased and $373,823 represents payable for fund shares redeemed as of December 31, 2013.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
10 E-mini Russell 2000 Index	$1,158,381	$1,161,400	3/24/14	$3,019
17 E-mini S&P MidCap 400 Index	2,258,244	2,276,980	3/22/14	18,736

	$3,416,625			$21,755

LVIP SSgA Funds–27

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–28

LVIP SSgA Funds

Statements of Operations

Year Ended December 31, 2013

	LVIP	LVIP	LVIP	LVIP
	SSgA Developed	SSgA Emerging	SSgA Large Cap	SSgA Small-Mid
	International 150 Fund	Markets 100 Fund	100 Fund	Cap 200 Fund
INVESTMENT INCOME:
Dividends	$28,405,194	$19,584,465	$26,370,396	$6,182,802
Interest	2,435	—	623	89
Foreign tax withheld	(2,694,793)	(2,511,103)	—	—

	25,712,836	17,073,362	26,371,019	6,182,891

EXPENSES:
Management fees	5,093,944	6,059,806	4,899,810	1,323,078
Distribution fees-Service Class	369,969	453,884	786,476	269,093
Accounting and administration expenses	252,311	206,916	349,342	70,926
Custodian fees	194,439	463,528	12,539	3,904
Professional fees	42,073	52,935	42,354	24,552
Reports and statements to shareholders	30,609	62,476	59,035	22,962
Trustees’ fees and expenses	15,413	12,846	20,908	4,562
Pricing fees	12,724	6,981	1,980	3,013
Consulting fees	5,884	5,278	7,552	3,107
Other	6,277	8,953	10,479	3,066

	6,023,643	7,333,603	6,190,475	1,728,263
Less management fees waived	(2,840,527)	(4,155,186)	(1,972,997)	(647,827)

Total operating expenses	3,183,116	3,178,417	4,217,478	1,080,436

NET INVESTMENT INCOME	22,529,720	13,894,945	22,153,541	5,102,455

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(1,409,496)	(11,916,460)	43,977,441	13,521,764
Foreign currencies	65,372	177,572	(93)	—
Foreign currency exchange contracts	(243,325)	(658,385)	—	—
Futures contracts	2,814,960	(716,817)	5,557,611	1,424,144

Net realized gain (loss)	1,227,511	(13,114,090)	49,534,959	14,945,908

Net change in unrealized appreciation (depreciation) of:
Investments	102,178,132	(6,979,296)	205,514,577	35,807,241
Foreign currencies	43,416	(941,332)	—	—
Foreign currency exchange contracts	4,561	(1,091)	—	—
Futures contracts	248,836	203,147	932,502	(18,546)

Net change in unrealized appreciation (depreciation)	102,474,945	(7,718,572)	206,447,079	35,788,695

NET REALIZED AND UNREALIZED GAIN (LOSS)	103,702,456	(20,832,662)	255,982,038	50,734,603

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$126,232,176	$(6,937,717)	$278,135,579	$55,837,058

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds—29

LVIP SSgA Funds

Statements of Changes in Net Assets

	LVIP SSgA Developed International 150 Fund		LVIP SSgA Emerging Markets 100 Fund		LVIP SSgA Large Cap 100 Fund		LVIP SSgA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,529,720	$14,168,029	$13,894,945	$11,065,896	$22,153,541	$16,481,087	$5,102,455	$5,677,170
Net realized gain (loss)	1,227,511	(10,080,515)	(13,114,090)	(19,529,851)	49,534,959	37,854,912	14,945,908	6,810,968
Net unrealized appreciation (depreciation)	102,474,945	58,620,684	(7,718,572)	56,782,330	206,447,079	14,914,351	35,788,695	6,962,220

Net increase (decrease) in net assets resulting from operations	126,232,176	62,708,198	(6,937,717)	48,318,375	278,135,579	69,250,350	55,837,058	19,450,358

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(16,011,449)	(8,599,256)	(10,700,688)	(6,220,270)	(16,468,037)	(6,443,904)	(2,391,060)	(1,569,121)
Service Class	(3,550,299)	(3,380,314)	(3,720,721)	(4,396,402)	(6,088,799)	(3,936,236)	(2,556,885)	(2,177,860)
Net realized gain:
Standard Class	—	—	—	(20,084,519)	(39,899,165)	—	(6,747,501)	(4,892,720)
Service Class	—	—	—	(17,919,664)	(17,328,345)	—	(8,039,643)	(7,875,752)

	(19,561,748)	(11,979,570)	(14,421,409)	(48,620,855)	(79,784,346)	(10,380,140)	(19,735,089)	(16,515,453)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	284,133,011	232,901,587	241,058,014	212,455,229	325,553,390	192,847,271	31,404,762	27,682,528
Service Class	13,382,524	20,000,962	45,615,669	50,732,359	28,323,301	26,149,136	16,130,613	12,672,989
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	16,011,449	8,599,256	10,700,688	26,304,789	56,367,202	6,443,904	9,138,561	6,461,841
Service Class	3,550,299	3,380,314	3,720,721	22,316,066	23,417,144	3,936,236	10,596,528	10,053,612

	317,077,283	264,882,119	301,095,092	311,808,443	433,661,037	229,376,547	67,270,464	56,870,970

Cost of shares redeemed:
Standard Class	(157,439,385)	(32,527,608)	(40,478,722)	(83,364,500)	(123,009,564)	(32,641,399)	(19,195,594)	(7,745,999)
Service Class	(32,609,769)	(35,008,410)	(39,270,081)	(48,193,822)	(83,480,000)	(62,370,338)	(29,415,774)	(20,700,989)

	(190,049,154)	(67,536,018)	(79,748,803)	(131,558,322)	(206,489,564)	(95,011,737)	(48,611,368)	(28,446,988)

Increase in net assets derived from capital share transactions	127,028,129	197,346,101	221,346,289	180,250,121	227,171,473	134,364,810	18,659,096	28,423,982

NET INCREASE IN NET ASSETS	233,698,557	248,074,729	199,987,163	179,947,641	425,522,706	193,235,020	54,761,065	31,358,887
NET ASSETS:
Beginning of year	564,958,451	316,883,722	470,581,166	290,633,525	718,223,454	524,988,434	162,138,430	130,779,543

End of year	$798,657,008	$564,958,451	$670,568,329	$470,581,166	$1,143,746,160	$718,223,454	$216,899,495	$162,138,430

Undistributed net investment income	$970,186	$2,516,583	$493,589	$825,374	$97,296	$6,170,065	$261,933	$2,571,084

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–30

LVIP SSgA Developed International 150 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed International 150 Fund Standard Class
			Year End
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$8.097	$7.314	$8.551	$8.067	$5.650

Income (loss) from investment operations:
Net investment income[1]	0.294	0.275	0.316	0.220	0.154
Net realized and unrealized gain (loss)	1.344	0.714	(1.349)	0.363	2.370

Total from investment operations	1.638	0.989	(1.033)	0.583	2.524

Less dividends and distributions from:
Net investment income	(0.244)	(0.206)	(0.204)	(0.099)	(0.107)

Total dividends and distributions	(0.244)	(0.206)	(0.204)	(0.099)	(0.107)

Net asset value, end of period	$9.491	$8.097	$7.314	$8.551	$8.067

Total return[2]	20.31%	13.64%	(12.13% )	7.26%	44.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$643,792	$418,262	$174,904	$99,086	$557
Ratio of expenses to average net assets	0.41%	0.44%	0.47%	0.52%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.85%	0.87%	0.93%	1.10%
Ratio of net investment income to average net assets	3.37%	3.66%	3.83%	2.67%	2.21%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	2.95%	3.25%	3.43%	2.26%	1.62%
Portfolio turnover	58%	53%	60%	47%	42%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–31

LVIP SSgA Developed International 150 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed International 150 Fund Service Class
			Year End

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$8.101	$7.319	$8.554	$8.070	$5.654

Income (loss) from investment operations:
Net investment income[1]	0.271	0.255	0.299	0.193	0.136
Net realized and unrealized gain (loss)	1.344	0.714	(1.351)	0.370	2.370

Total from investment operations	1.615	0.969	(1.052)	0.563	2.506

Less dividends and distributions from:
Net investment income	(0.222)	(0.187)	(0.183)	(0.079)	(0.090)

Total dividends and distributions	(0.222)	(0.187)	(0.183)	(0.079)	(0.090)

Net asset value, end of period	$9.494	$8.101	$7.319	$8.554	$8.070

Total return[2]	20.01%	13.37%	(12.35% )	7.00%	44.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$154,865	$146,696	$141,980	$151,769	$78,531
Ratio of expenses to average net assets	0.66%	0.69%	0.72%	0.77%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%	1.10%	1.12%	1.18%	1.35%
Ratio of net investment income to average net assets	3.12%	3.41%	3.58%	2.42%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	2.70%	3.00%	3.18%	2.01%	1.37%
Portfolio turnover	58%	53%	60%	47%	42%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–32

LVIP SSgA Emerging Markets 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging Markets 100 Fund Standard Class
	Year Ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$10.447	$10.564	$13.963	$11.042	$5.874

Income (loss) from investment operations:
Net investment income[1]	0.253	0.327	0.397	0.252	0.183
Net realized and unrealized gain (loss)	(0.553)	0.899	(2.406)	2.809	5.098

Total from investment operations	(0.300)	1.226	(2.009)	3.061	5.281

Less dividends and distributions from:
Net investment income	(0.230)	(0.273)	(0.323)	(0.140)	(0.113)
Net realized gain	—	(1.070)	(1.067)	—	—

Total dividends and distributions	(0.230)	(1.343)	(1.390)	(0.140)	(0.113)

Net asset value, end of period	$9.917	$10.447	$10.564	$13.963	$11.042

Total return[2]	(2.83% )	12.66%	(14.93% )	27.77%	89.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$478,730	$280,612	$124,765	$78,907	$24,022
Ratio of expenses to average net assets	0.49%	0.51%	0.52%	0.58%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.24%	1.25%	1.26%	1.30%	1.43%
Ratio of net investment income to average net assets	2.58%	3.05%	3.10%	2.09%	2.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.83%	2.31%	2.36%	1.37%	1.31%
Portfolio turnover	39%	61%	58%	58%	29%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–33

LVIP SSgA Emerging Markets 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging Markets 100 Fund Service Class
	Year End

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$10.448	$10.564	$13.961	$11.044	$5.877

Income (loss) from investment operations:
Net investment income[1]	0.229	0.303	0.370	0.219	0.161
Net realized and unrealized gain (loss)	(0.554)	0.897	(2.410)	2.808	5.096

Total from investment operations	(0.325)	1.200	(2.040)	3.027	5.257

Less dividends and distributions from:
Net investment income	(0.206)	(0.246)	(0.290)	(0.110)	(0.090)
Net realized gain	—	(1.070)	(1.067)	—	—

Total dividends and distributions	(0.206)	(1.316)	(1.357)	(0.110)	(0.090)

Net asset value, end of period	$9.917	$10.448	$10.564	$13.961	$11.044

Total return[2]	(3.08% )	12.39%	(15.15% )	27.44%	89.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$191,838	$189,969	$165,869	$179,013	$95,757
Ratio of expenses to average net assets	0.74%	0.76%	0.77%	0.83%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.49%	1.50%	1.51%	1.55%	1.68%
Ratio of net investment income to average net assets	2.33%	2.80%	2.85%	1.84%	1.81%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.58%	2.06%	2.11%	1.12%	1.06%
Portfolio turnover	39%	61%	58%	58%	29%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–34

LVIP SSgA Large Cap 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap 100 Fund Standard Class
	Year End

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$11.492	$10.408	$10.340	$8.774	$6.560

Income (loss) from investment operations:
Net investment income[1]	0.332	0.313	0.252	0.256	0.183
Net realized and unrealized gain (loss)	3.736	0.954	(0.012)	1.425	2.131

Total from investment operations	4.068	1.267	0.240	1.681	2.314

Less dividends and distributions from:
Net investment income	(0.310)	(0.183)	(0.172)	(0.115)	(0.100)
Net realized gain	(0.782)	—	—	—	—

Total dividends and distributions	(1.092)	(0.183)	(0.172)	(0.115)	(0.100)

Net asset value, end of period	$14.468	$11.492	$10.408	$10.340	$8.774

Total return[2]	35.85%	12.22%	2.32%	19.19%	35.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$813,764	$428,018	$232,306	$145,208	$698
Ratio of expenses to average net assets	0.36%	0.38%	0.39%	0.41%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.57%	0.58%	0.59%	0.59%	0.61%
Ratio of net investment income to average net assets	2.43%	2.80%	2.39%	2.63%	2.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.22%	2.60%	2.19%	2.45%	2.32%
Portfolio turnover	44%	43%	45%	133%	36%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–35

LVIP SSgA Large Cap 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap 100 Fund Service Class
	Year Ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$11.492	$10.408	$10.340	$8.775	$6.564

Income (loss) from investment operations:
Net investment income[1]	0.294	0.284	0.227	0.225	0.165
Net realized and unrealized gain (loss)	3.735	0.956	(0.013)	1.431	2.127

Total from investment operations	4.029	1.240	0.214	1.656	2.292

Less dividends and distributions from:
Net investment income	(0.276)	(0.156)	(0.146)	(0.091)	(0.081)
Net realized gain	(0.782)	—	—	—	—

Total dividends and distributions	(1.058)	(0.156)	(0.146)	(0.091)	(0.081)

Net asset value, end of period	$14.463	$11.492	$10.408	$10.340	$8.775

Total return[2]	35.50%	11.95%	2.07%	18.90%	34.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$329,982	$290,205	$292,682	$306,257	$150,936
Ratio of expenses to average net assets	0.61%	0.63%	0.64%	0.66%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.82%	0.83%	0.84%	0.84%	0.86%
Ratio of net investment income to average net assets	2.18%	2.55%	2.14%	2.38%	2.22%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.97%	2.35%	1.94%	2.20%	2.07%
Portfolio turnover	44%	43%	45%	133%	36%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–36

LVIP SSgA Small-Mid Cap 200 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	Year Ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$12.629	$12.366	$12.858	$10.226	$6.839

Income (loss) from investment operations:
Net investment income[1]	0.412	0.500	0.343	0.363	0.243
Net realized and unrealized gain (loss)	3.884	1.166	(0.627)	2.470	3.283

Total from investment operations	4.296	1.666	(0.284)	2.833	3.526

Less dividends and distributions from:
Net investment income	(0.398)	(0.319)	(0.208)	(0.201)	(0.139)
Net realized gain	(1.133)	(1.084)	—	—	—

Total dividends and distributions	(1.531)	(1.403)	(0.208)	(0.201)	(0.139)

Net asset value, end of period	$15.394	$12.629	$12.366	$12.858	$10.226

Total return[2]	34.49%	13.83%	(2.21% )	27.75%	51.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$100,958	$64,409	$37,326	$8,415	$2,049
Ratio of expenses to average net assets	0.42%	0.45%	0.48%	0.51%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.77%	0.79%	0.81%	0.86%
Ratio of net investment income to average net assets	2.80%	3.92%	2.76%	3.16%	2.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.46%	3.60%	2.45%	2.86%	2.53%
Portfolio turnover	55%	64%	55%	76%	42%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–37

LVIP SSgA Small-Mid Cap 200 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Mid Cap 200 Fund Service Class
	Year Ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$12.628	$12.366	$12.858	$10.228	$6.843

Income (loss) from investment operations:
Net investment income[1]	0.373	0.469	0.316	0.330	0.222
Net realized and unrealized gain (loss)	3.881	1.164	(0.631)	2.472	3.281

Total from investment operations	4.254	1.633	(0.315)	2.802	3.503

Less dividends and distributions from:
Net investment income	(0.361)	(0.287)	(0.177)	(0.172)	(0.118)
Net realized gain	(1.133)	(1.084)	—	—	—

Total dividends and distributions	(1.494)	(1.371)	(0.177)	(0.172)	(0.118)

Net asset value, end of period	$15.388	$12.628	$12.366	$12.858	$10.228

Total return[2]	34.16%	13.55%	(2.45% )	27.43%	51.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$115,941	$97,729	$93,454	$98,695	$51,377
Ratio of expenses to average net assets	0.67%	0.70%	0.73%	0.76%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.02%	1.04%	1.06%	1.11%
Ratio of net investment income to average net assets	2.55%	3.67%	2.51%	2.91%	2.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.21%	3.35%	2.20%	2.61%	2.28%
Portfolio turnover	55%	64%	55%	76%	42%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–38

LVIP SSgA Funds

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The investment objective of each Fund is to seek to maximize long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government securities are valued at the mean between the bid and ask prices. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

LVIP SSgA Funds–39

LVIP SSgA Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, including monitoring of the Funds’ investment sub-advisor, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:

LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
0.75%	1.09%	0.52%	0.69%

LIAC has contractually agreed to waive a portion of its advisory fee at an annual rate based on each Fund’s average daily net assets as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
On the first $100 million	0.35%	0.69%	0.12%	0.29%
In excess of $100 million.	0.43%	0.76%	0.22%	0.39%

This agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of each Fund’s investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Advisor an annual fee based on each Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Administration fees	$31,073	$25,423	$42,738	$8,845
Legal fees	5,488	5,046	7,630	1,583

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP SSgA Funds–40

LVIP SSgA Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2013, the Funds had liabilities payable to affiliates as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$215,665	$187,504	$291,607	$62,284
Distribution fees payable to LFD	32,075	38,721	69,092	24,098

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Purchases	$527,249,847	$422,679,872	$559,927,066	$108,689,757
Sales	380,269,761	209,983,215	399,488,511	103,400,777

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Funds were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Cost of investments	$703,420,890	$668,572,706	$913,905,530	$180,040,888

Aggregate unrealized appreciation	$152,819,703	$71,882,844	$251,472,647	$47,130,413
Aggregate unrealized depreciation	(59,647,559)	(69,365,962)	(23,433,471)	(6,101,684)

Net unrealized appreciation	$93,172,144	$2,516,882	$228,039,176	$41,028,729

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment, in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP SSgA Funds–41

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2013:

LVIP SSgA Developed International 150 Fund

Level 1
Common Stock	$778,167,202
Money Market Fund	11,891,041
Preferred Stock	6,379,208
Right	155,583

Total	$796,593,034

Futures Contracts	$728,481

There were no Level 3 investments at the end of the period.

LVIP SSgA Emerging Markets 100 Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$616,228,514	$8,602,463	$1,186,066	626,017,043
Money Market Fund	15,569,513	—	—	15,569,513
Preferred Stock	13,739,008	15,545,091	—	29,284,099
Right	—	—	218,933	218,933

Total	$645,537,035	$24,147,554	$1,404,999	$671,089,588

Foreign Currency Exchange Contracts	$—	$(1,091)	$—	$(1,091)

Futures Contracts	$436,681	$—	$—	$436,681

LVIP SSgA Large Cap 100 Fund

	Level 1	Level 2	Total
Common Stock	$1,112,785,320	$—	$1,112,785,320
Money Market Fund	27,454,392	—	27,454,392
Short-Term Investments	—	1,704,994	1,704,994

Total	$1,140,239,712	$1,704,994	$1,141,944,706

Futures Contracts	$895,066	$—	$895,066

There were no Level 3 investments at the beginning or end of the period.
LVIP SSgA Small-Mid Cap 200 Fund
	Level 1	Level 2	Total
Common Stock	$213,368,200	$—	$213,368,200
Money Market Fund	7,361,418	—	7,361,418
Short-Term Investments	—	339,999	339,999

Total	$220,729,618	$339,999	$221,069,617

Futures Contracts	$21,755	$—	$21,755

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the LVIP SSgA Emerging Markets 100 Fund and the LVIP SSgA Developed International 150 Fund utilizing international fair value pricing during the period. International fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the fair valuation procedures described in Note 1, causing a change in classification between levels. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

LVIP SSgA Funds–42

LVIP SSgA Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Year Ended December 31, 2013:
Ordinary income	$19,561,748	$14,421,409	$51,535,151	$14,632,878
Long-term capital gain	—	—	28,249,195	5,102,211

Total	$19,561,748	$14,421,409	$79,784,346	$19,735,089

Year Ended December 31, 2012:
Ordinary income	$11,979,570	$41,653,120	$10,380,140	$9,930,035
Long-term capital gain	—	6,967,735	—	6,585,418

Total	$11,979,570	$48,620,855	$10,380,140	$16,515,453

In addition, the Funds declared ordinary income and short-term capital gain consent dividends for the year ended December 31, 2012 as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Ordinary income	$5,100,047	$6,072,699	$2,455,315
Short-term capital gain	—	9,289,453	2,218,334

Total	$5,100,047	$15,362,152	$4,673,649

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Shares of beneficial interest	$699,393,163	$697,080,224	$893,900,695	$171,410,750
Undistributed ordinary income	6,052,111	1,934,478	2,580,251	805,055
Undistributed long-term capital gains	—	—	19,226,038	3,654,961
Capital loss carryforward	—	(30,027,314)	—	—
Other temporary differences	—	—	—	—
Unrealized appreciation	93,211,734	1,580,941	228,039,176	41,028,729

Net assets	$798,657,008	$670,568,329	$1,143,746,160	$216,899,495

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of passive foreign investment companies (PFIC), mark-to-market on futures contracts, mark-to-market on foreign currency contracts and tax character of distributions from underlying investments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of PFIC, consent dividends, return of capital on investments, tax character of distributions from underlying investments, tax character of distributions from REITs, and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Funds recorded the following reclassifications:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid 200 Fund
Undistributed (distribution in excess of) net investment income	$(4,514,369)	$194,679	$(5,669,474)	$(2,210,675)
Accumulated net realized gain (loss)	(585,678)	(194,679)	(9,692,678)	(2,462,974)
Paid-in capital	5,100,047	—	15,362,152	4,673,649

LVIP SSgA Funds–43

LVIP SSgA Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

During fiscal year 2013, the LVIP SSgA Developed International 150 Fund utilized $9,273,340 capital loss carryforwards.

Losses incurred that will be carried forward under the Act are as follows:

Tax character:	LVIP SSgA Emerging Markets 100 Fund
Short-Term	$(22,675,275)
Long-Term	(7,352,039)

6. Capital Shares

	LVIP SSgA Developed International 150 Fund		LVIP SSgA Emerging Markets 100 Fund		LVIP SSgA Large Cap 100 Fund		LVIP SSgA Small-Mid Cap 200 Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	32,871,501	30,963,011	24,512,798	20,107,845	24,010,374	17,271,463	2,156,354	2,168,216
Service Class	1,516,740	2,791,788	4,715,693	4,687,504	2,091,449	2,376,364	1,100,343	985,016
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,732,278	1,112,308	1,095,970	2,672,947	3,998,419	574,835	605,062	518,724
Service Class	383,982	436,959	380,952	2,271,003	1,663,775	351,105	702,178	807,729

	36,504,501	35,304,066	30,705,413	29,739,299	31,764,017	20,573,767	4,563,937	4,479,685

Shares redeemed:
Standard Class	(18,427,740)	(4,333,581)	(4,193,752)	(7,731,780)	(9,006,950)	(2,922,062)	(1,303,163)	(605,254)
Service Class	(3,696,527)	(4,520,525)	(3,934,441)	(4,476,818)	(6,192,809)	(5,593,812)	(2,006,918)	(1,610,922)

	(22,124,267)	(8,854,106)	(8,128,193)	(12,208,598)	(15,199,759)	(8,515,874)	(3,310,081)	(2,216,176)

Net increase	14,380,234	26,449,960	22,577,220	17,530,701	16,564,258	12,057,893	1,253,856	2,263,509

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–Each Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may use futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, each Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation

LVIP SSgA Funds–44

LVIP SSgA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	LVIP SSgA Developed International 150 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts
(Futures contracts)	Receivables and other assets net of liabilities	$728,481	Receivables and other assets net of liabilities	$—

	LVIP SSgA Emerging Markets 100 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts
(Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$2,091	Liabilities net of receivables and other assets	$(3,182)
Equity contracts
(Futures contracts)	Liabilities net of receivables and other assets	$436,681	Liabilities net of receivables and other assets	$—

Total		$438,772		$(3,182)

	LVIP SSgA Large Cap 100 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts
(Futures contracts)	Receivables and other assets net of liabilities	$895,066	Receivables and other assets net of liabilities	$—

	LVIP SSgA Small-Mid Cap 200 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts
(Futures contracts)	Liabilities net of receivables and other assets	$21,755	Liabilities net of receivables and other assets	$—

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013 was as follows:

	LVIP SSgA Developed International 150 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,814,960	248,836

LVIP SSgA Funds–45

LVIP SSgA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

	LVIP SSgA Emerging Markets 100 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation of foreign currency exchange contracts	$(658,385)	$(1,091)
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(716,817)	203,147

Total		$(1,375,202)	$202,056

	LVIP SSgA Large Cap 100 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$5,557,611	$932,502

	LVIP SSgA Small-Mid Cap 200 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,424,144	$(18,546)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume		Liability Derivative Volume
	Foreign Currency Exchange Contracts (Average Cost)	Future Contracts (Average Notional Value)	Foreign Currency Exchange Contracts (Average Cost)	Future Contracts (Average Notional Value)
LVIP SSgA Developed International 150 Fund	$574,742	$17,653,880	$1,274,756	$—
LVIP SSgA Emerging Markets 100 Fund	1,177,358	13,223,225	279,564	50,432
LVIP SSgA Large Cap 100 Fund	—	22,392,148	—	37,714
LVIP SSgA Small-Mid Cap 200 Fund	—	5,008,095	—	9,116

8. Market Risk

Some countries in which the LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

LVIP SSgA Funds–46

LVIP SSgA Funds

Notes to Financial Statements (continued)

8. Market Risk (continued)

The LVIP SSgA Small-Mid Cap 200 Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Funds invest in REITs and are subject to the risks associated with that industry. If the Funds hold real estate directly as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2013. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Funds’ limitation on investments in illiquid securities. As of December 31, 2013, there were no Rule 144A securities and no securities have been determined to be illiquid.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Funds–47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Funds

We have audited the accompanying statements of net assets of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (four of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statements of operations for the year then end, the statements of changes in net assets for each of the two years in the period then end, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP SSgA Funds–48

LVIP SSgA Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, each Fund reports distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP SSgA Developed International 150 Fund	0.00%	100.00%	100.00%
LVIP SSgA Emerging Markets 100 Fund	0.00%	100.00%	100.00%
LVIP SSgA Large Cap 100 Fund	35.41%	64.59%	100.00%
LVIP SSgA Small-Mid Cap 200 Fund	25.85%	74.15%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding	Total	Percent	Percent	Percent
	Shares	Voted	For*	Against*	Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with SSgA Funds Management, Inc. (“SSgA” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund and LVIP SSgA Small-Mid Cap 200 Fund, each a series of the Trust (each a “Fund” and collectively, the “LVIP SSgA Funds”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information

LVIP SSgA Funds–49

LVIP SSgA Funds

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Funds.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for each Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include each Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver for each of the Funds through April 30, 2014. The LVIP SSgA Large Cap 100 Fund has an advisory fee waiver of 0.12% on assets up to $100 million and 0.22% on assets over $100 million. The LVIP SSgA Small-Mid Cap 200 Fund has an advisory fee waiver of 0.29% on assets up to $100 million and 0.39% on assets over $100 million. The LVIP SSgA Developed International 150 Fund has an advisory fee waiver of 0.35% on assets up to $100 million and 0.43% on assets over $100 million. The LVIP SSgA Emerging Markets 100 Fund has an advisory fee waiver of 0.69% on assets up to $100 million and 0.76% on assets over $100 million. The Board noted that the investment management fees for the Funds giving effect to the advisory fee waivers were below the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

LVIP SSgA Funds–50

LVIP SSgA Funds

Other Fund Information (continued)

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing each Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the LVIP SSgA Developed International 150 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Foreign Large Value funds and the MSCI EAFE NR USD Index. The Board noted that the Fund’s returns were below the median return of the Morningstar peer group and the benchmark index for the one and three year periods and above the median of the Morningstar peer group and the benchmark index for the five year period. The Board considered that recent underperformance was attributed to the Fund’s small-cap value bias which had underperformed in international markets and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Emerging Markets 100 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of fund included in a peer group of Morningstar Diversified Emerging Markets funds and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one and three year periods and above the median return of the Morningstar peer group and the benchmark index for the five year period. The Board considered that recent underperformance was attributed to the Fund’s small-cap value bias which had underperformed in emerging markets. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Large Cap 100 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Value funds and the S&P 500 TR USD Index. The Board noted that the Fund’s returns were above the median return of the Morningstar peer group and the benchmark index for the one and five year periods and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Small-Mid Cap 200 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Small Value funds and the Russell 2000 TR USD Index. The Board noted that the Fund’s returns were below the median return of the Morningstar peer group and above the benchmark index for the one year period, were equal to the median return of the Morningstar peer group and below the benchmark index for the three year period and were above the median return of the Morningstar peer group and the benchmark index for the five year period. The Board concluded that the services provided by SSgA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, and noted that SSgA does not manage any comparable funds to which the Funds’ subadvisory fees could be compared. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for each Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fees for each Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Funds in the marketplace and may receive research due to brokerage transactions.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of each Fund.

LVIP SSgA Funds–51

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP SSgA Funds–52

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Funds–53

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Funds–54

LVIP SSgA Global Tactical Allocation RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP SSgA Global Tactical Allocation RPM Fund

2013 Annual Report Commentary (unaudited)

The Fund returned 9.81% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Global Tactical Allocation Composite Index1 returned 13.56%, and its broad-based benchmark, the S&P 500® Index2 returned 32.39%.

Managed by:

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, not to mention the intimation and eventual announcement of Federal Reserve tapering, developed equity markets during 2013 chalked up one of their best years in recent memory. In the U.S., the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance.

Investors in U.S. stocks were understandably nervous as the fourth quarter got underway, since equities had already produced solidly positive returns for three consecutive quarters and the history of early autumn includes many volatile episodes. Moreover, the September postponement of a widely expected announcement of tapered Federal Reserve as set purchases had dented the dollar and diverted attention towards non-U.S. markets. When the U.S. Congress could not agree on a budget and the government underwent a partial shutdown in early October, U.S. share buyers remained on the defensive. But major averages did not breach their August lows, and investors began to anticipate a reopening of full government operations and a deal to circumvent the debt ceiling. When agreement actually came in mid-October, stocks had already built up enough momentum to drive volatility lower and lift share prices further through November. December 18 brought the formal announcement that tapering of debt purchases would begin in January. The accompanying guidance on maintaining interest rates at minimal levels was well received by equity investors. The S&P 500® Index2 proceeded to set several new closing records, ending its extraordinary 2013 essentially on the highs. The S&P added value in every quarter of 2013, and the only months it lost ground during the year were June and August. For 2013 as a whole, more than 90% of the names in the index posted positive returns, and the full S&P 500 achieved a total return of 32.4%, its best annual result since 1997. The S&P selection of small caps in the S&P SmallCap 600® Index3 did even better, scoring a remarkable 41.3% advance over the course of 2013.

Stock markets outside the U.S. followed the American lead during the fourth quarter, but tentative behavior early in each of the final three months of 2013 prevented them from building on their healthy outperformance in the third quarter. A more resilient U.S. dollar, particularly relative to currencies in the Pacific region, remained a significant headwind for unhedged investors in Japan and Australia. Still, European equities offered ample resilience, as European Central

Bank trimmed interest rates and peripheral eurozone bond yields appeared increasingly stable at comfortably lower levels. As a whole, MSCI EAFE Index (net dividends)4 of developed market equities were solidly positive for 2013, during which EAFE gained an impressive 22.8%.

While 2013 was a landmark year for the developed equity markets, stocks in many emerging nations struggled with tempered growth outlooks and inconvenient inflation pressures. In several cases, currency weakness limited the flexibility of monetary authorities. With fourth-quarter rate hikes in Brazil, India, and Indonesia, and several bouts of interbank stress in China, emerging markets could not lay claim to the monetary largesse that flattered share valuations in developed countries. Though MSCI Emerging Market Index (net dividends)5 managed to retain a 1.8% advance for the fourth quarter as a whole, it could not escape a disappointing 2.6% decline for 2013 in its entirety.

The softness in emerging markets activity levels did few favors for commodity demand, even though oil consumption seemed to hold up quite well. Prices for industrial metals and major grains fell throughout the year, and resource-oriented equities were 2013 underperformers. While cheaper raw materials and muted wage demands kept inflation expectations subdued in the developed world, real bond yields climbed sharply over the course of the year, rising in many cases from deeply negative levels, as the introduction of tapering language fostered doubts about central bank commitments to financial repression. As a result, broad bond averages joined commodity benchmarks in producing negative annual returns. Diminished inflation and rising real yields proved a nasty combination for the price of gold, which essentially lost as much as equities gained, suffering its first annual decline of the 21st century.

Although suffering brief but dramatic worries about U.S. default in early October, government bonds continued to bask in the afterglow of the Federal Reserve’s unexpected September decision to maintain the pace of its asset purchases, and fixed income assets around the world enjoyed a broadly prosperous month to open the fourth quarter. Corporate bonds and peripheral European sovereigns retained enough yield to keep investors interested through to the end of the year, but major government issues seemed to reach levels that were too expensive by October 30, when the post-meeting statement from the Federal Open Market Committee failed to offer any fresh indications of support for U.S. debt purchases. Declining commodity prices and ebbing inflation data may have convinced the European Central Bank to trim interest rates by 25 basis points on November 7, but they failed to sustain any fresh gains in government bond prices. The U.S. employment figures for October were reported on November 8 and looked especially solid, and third-quarter GDP figures that were twice revised upward in December confirmed U.S. resilience. While buoyant equity markets kept credit conditions favorable, trading in government issues turned even choppier’ as commodity prices seemed to find support and inflation expectations saw a modest rebound. Even though the December 18 taper announcement from the U.S. Fed seemed to postpone the date when tangible rate hikes would actually arrive, underlying economic conditions appeared healthy enough to prompt renewed thrashing of intermediate debt maturities. Fixed income markets ended a rough year on a weak note, with most government benchmarks showing losses not only for the fourth quarter but for 2013 as a whole. The Barclays Capital U.S. Treasury Index6 gave back 2.8% for the year, while the Barclays Capital U.S. Corporate Index7 was down 1.5%. In the mortgage backed space, the Barclays Capital U.S. MBS Index8 gave back

LVIP SSgA Global Tactical Allocation RPM Fund–1

LVIP SSgA Global Tactical Allocation RPM Fund

2013 Annual Report Commentary (continued)

1.4%, suffering its first annual loss since the dark days of 1994. Combining all the pieces together, the Barclays Capital U.S. Aggregate Bond Index9 reflected the headwinds endured by fixed income investors during 2013. The Aggregate lost 2.0% for the year in its entirety. The last time the Aggregate had a down year was 1999, and the last time it had a poorer year than 2013 was 1994.

Bonds below investment grade, however, bucked the downbeat trend in fixed income. Accommodative central banks, benign credit conditions, and persistent demand for incremental yield provided steady support for high-yield issues throughout 2013. Even though government yields finished the year considerably higher, high-yield spreads narrowed enough as 2013 progressed that investors in the Barclays Capital U.S. Corporate High Yield Index10 actually enjoyed net yield declines in each quarter but the second, when the tapering concept first emerged in the U.S.. For 2013 as a whole, the yield on the Barclays index dropped nearly 50 basis points, falling from 6.13% to 5.64%. This outcome produced extraordinarily handsome returns in a difficult year, as the High Yield Index added 7.4% for all of 2013.

Persistent pressure on commodity prices did not produce much urgency for buyers of inflation-linked bonds during 2013. Restrained wage gains and ample production capacity across the developed world were also unhelpful, and consumer price changes ended the year softly in both North America and Europe. Japan managed to foster an increase in inflation expectations by weakening the yen substantially, but other G-7 nations experienced relative currency stability. Making the return environment even more difficult for holders of inflation-protected securities was the negative real yields that held wide sway at the beginning of 2013. It became easy for these yields to rise when US Federal Reserve Chairman Ben Bernanke mentioned the tapering concept, thereby suggesting a pull back from the most aggressive form of financial repression. While the largest portion of these real yield gains occurred over the middle months of 2013, they did continue over the course of the fourth quarter. Getting only the thinnest of help from inflation accruals, most inflation-linked bonds struggled to produce positive returns, both in the fourth quarter and for 2013 as a whole. Linkers in Japan were a rare exception, but in the US, Treasury inflation-protected securities as tracked by the Barclays Capital U.S. TIPS Index11 lost 2.0% for the full fourth quarter. For 2013 as a whole, the TIPS Index suffered a harrowing 8.6% decline, easily its worst annual result ever. The only previous annual loss experienced by the US TIPS Index came in 2008, but that episode was less than one third as costly as the 2013 indignity. Linker benchmarks outside the US had similarly adverse directional experiences in 2013, but with less severity. The resilience of inflation protection in Japan was helpful, and many UK linkers held value relatively well.

2013 was a strong year for developed market equities. These returns were somewhat offset by weaker relative performance in emerging market equities, commodities and fixed income assets. Positive performance contribution from tactical decisions was offset by underlying fund underperformance (particularly in the international space).

The Fund performance was impacted most negatively by holdings in gold. Historically, the position has offered diversification benefits as well as positive returns for the Fund. However, the first half of 2013 saw a decided change in the market’s appetite for gold and prices plunged as a result. While we did trim the position down to 1% by year end, the almost 30% decline in GLD was still a significant drag on performance. The Fund was also hindered as a result of underperformance of the underlying fund holdings. The negative relative underperformance on the underlying funds held by the Fund accounted for a more than 0.9% drag on overall performance.

The largest contributor to positive performance was the underweight of investment grade fixed income and inflation protected securities against the rest of the Fund. Both asset classes experienced negative returns for the period. This helped deliver more than 0.8% of positive tactical return. The fixed income underweight also funded overweight positions in equities, which also benefited the Fund. Tactical positioning across developed market and emerging equities in aggregate helped deliver just over 45 bps of positive contribution to return.

Our quantitative models designed to forecast both market risks and returns continue to suggest a favorable environment for stock investment over bonds. The portfolio ended 2013 with positioning consistent to these views. Within equities, we remain overweight U.S. dividend stocks relative to core S&P 500, as well as overweight non-U.S. developed equities relative to Emerging. Further, we now hold positions in U.S. equity sector ETFs in those areas where we see attractive valuations. In fixed income, underweights in government and inflation protected bonds are being offset by overweight positions in investment grade and high yield securities. Lastly, we continue to hold a modest overweight to gold.

The key factors that flattered developed equity markets through the year just passed show scant indication of imminent reversal. Major central banks remain wholeheartedly supportive of benign financial conditions, as reflected in volatility measures that continue to hover near six-year lows. Credit spreads as well have been collapsing to levels last seen in 2007. Banking shares have stayed high on the list of market leaders, suggesting ample confidence that asset risks are diminishing with improvement in economic trends. As long as these sources of stability hold sway, investors should be able to extrapolate corporate earnings performance well into the future, and therefore to reward leading equity benchmarks with additional valuation expansion. On the other hand, these positive influences for equities grew more widely understood as the fourth quarter of 2013 progressed, and investor sentiment measures as we begin 2014 appear highly elevated. Share prices early in the year may be vulnerable not only to delayed profit realization by those seeking deferral of tax liabilities, but also to unexpected threats to the friendly macro backdrop. For example, recent political turmoil in Thailand and Turkey may merit ongoing attention, and short-term interbank rates in China are not nearly as calm as their counterparts in Europe and the US. Any associated weakness in global trade or turmoil in financial conditions could easily impede activity and pressure asset values. At the same time, though, the year to come may witness unanticipated

LVIP SSgA Global Tactical Allocation RPM Fund–2

LVIP SSgA Global Tactical Allocation RPM Fund

2013 Annual Report Commentary (continued)

upside in terms of economic growth. Even a small shift in the prodigious amounts of money that have been spent in share repurchase programs could lift capital expenditures, boost employment, and enhance consumer incomes. In this case, however, rising costs might chip away at profit margins, and share valuations could face compression from internal dynamics. The best case for early 2014 likely involves a continuation of the conditions that made 2013 so relentlessly successful for equity investors: fawning central banks, lack of broader contagion from emerging market stress, and moderate economic growth without overheating.

Dan Farley

Chris Goolgasian

Timothy Furbush

SSgA Funds Management, Inc.

Advised by:

Effective September 28, 2012, Lincoln Investment Advisors Corporation implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index2 gained 32.39% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends)4 exceeded 22.78% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index (net dividends)5 lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index9 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The risk management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with very strong equity market returns, the strategy generally detracted from results relative to the benchmark in 2013. At points during the 2nd and 3rd quarters of 2013 when the equity markets were volatile, the risk management strategy successfully reduced the Fund’s overall volatility. However, in other periods when equity markets were trending strongly upwards, the strategy detracted from relative results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Global Tactical Allocation RPM Fund–3

LVIP SSgA Global Tactical Allocation RPM Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 5/3/05 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Global Tactical Allocation RPM Fund shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,267 for the Standard Class shares and to $14,939 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite Index and S&P 500® Index did from 5/3/05 through 12/31/13. The same $10,000 investment would have increased to $16,462 and $18,949, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Effective close of business July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was renamed into the LVIP SSgA Global Tactical Allocation Fund. This change in name coincided with changes to the Fund’s sub-advisor and investment strategy. The performance for the period July 30, 2010 and prior reflects the performance of the LVIP Wilshire Aggressive Profile Fund. Effective July 30, 2010, the primary benchmark for the LVIP Global Tactical Allocation Fund changed from the Wilshire 5000 Total Market IndexSM to the Barclays Capital U.S. Aggregate Bond Index. This is due to a change in investment strategy of the Fund. For comparison the same $10,000 investment from that same period of time for Wilshire 5000 Total Market IndexSM would have increased to $21,296.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 9.81%
Five Years	+ 11.71%
Inception (5/3/05)	+ 5.01%

Service Class Shares
One Year	+ 9.54%
Five Years	+ 11.43%
Inception (5/3/05)	+ 4.74%
1.

The Global Tactical Allocation Composite Index is an unmanaged Index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Global Tactical Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets Index (net dividends).

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.	The S&P SmallCap 600® Index is a broad based measurement of changes in stock market conditions based on average performance of 600 small-size companies in the U.S.

4.

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

6.	The Barclays Capital U.S. Treasury Index measures the performance of publicly issued obligations of the U.S. Treasury with at least one year to maturity and $250 million par amount outstanding.

7.

The Barclays Capital U.S. Corporate Index measures the performance of publicly issued investment grade (Baa3/BBB-or better) U.S. dollar-denominated, fixed-rate, taxable corporate bonds with at least one year to maturity and at least $250 million par amount outstanding.

8.

The Barclays Capital U.S. MBS Index measures the performance of agency issued mortgage-backed pass through investment grade (Baa3/BBB- or better) securities with at least one year to maturity and at least $250 million par amount outstanding.

9.

The Barclays Capital U.S. Aggregate Bond index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

10.

The Barclays Capital U.S. Corporate High Yield Index measures the performance of non-investment grade (Ba1/BB+ or below) fixed rate, taxable corporate bonds with at least one year to maturity and at least $150 million paramount outstanding.

11	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

12.

The Wilshire 5000 Total Market IndexSM (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

LVIP SSgA Global Tactical Allocation RPM Fund–4

LVIP SSgA Global Tactical Allocation RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual
Standard Class Shares	$1,000.00	$1,089.20	0.29%	$1.53
Service Class Shares	1,000.00	1,087.70	0.54%	2.84

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.74	0.29%	$1.48
Service Class Shares	1,000.00	1,022.48	0.54%	2.75

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other mutual funds, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds.

LVIP SSgA Global Tactical Allocation RPM Fund–5

LVIP SSgA Global Tactical Allocation RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	61.78%

Equity Funds	24.20%
Fixed Income Fund	19.69%
International Equity Funds	17.89%

Unaffiliated Investment Companies	37.82%

Commodity Fund	1.22%
Equity Funds	9.16%
Fixed Income Funds	12.19%
International Equity Funds	12.13%
Money Market Fund	3.12%

Total Value of Securities	99.60%

Receivables and Other Assets Net of Liabilities	0.40%

Total Net Assets	100.00%

LVIP SSgA Global Tactical Allocation RPM Fund–6

LVIP SSgA Global Tactical Allocation RPM Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–61.78%
Equity Funds–24.20%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	6,698,452	$96,926,599
LVIP SSgA S&P 500 Index Fund	5,047,015	66,918,373
LVIP SSgA Small-Cap Index Fund	928,343	24,807,170
LVIP SSgA Small-Mid Cap 200 Fund	1,144,008	17,610,853

		206,262,995

Fixed Income Fund–19.69%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	15,243,191	167,858,025

		167,858,025

International Equity Funds–17.89%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	9,873,427	93,708,693
LVIP SSgA Emerging Markets 100 Fund	845,555	8,385,365
LVIP SSgA International Index Fund	5,327,375	50,386,315

		152,480,373

Total Affiliated Investment Companies (Cost $462,522,036)		526,601,393

UNAFFILIATED INVESTMENT COMPANIES–37.82%
Commodity Fund–1.22%
†SPDR® Gold Shares ETF	89,507	10,398,028

		10,398,028

Equity Funds–9.16%
Consumer Discretionary Select Sector SPDR® Fund	250,030	16,709,505

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Health Care Select Sector SPDR® Fund	293,887	$16,293,095
Industrial Select Sector SPDR® Fund	317,000	16,566,420
SPDR® S&P 500 ETF	43,826	8,093,347
SPDR® S&P 600 Small Cap ETF	159,488	16,377,823
SPDR® S&P MidCap 400 ETF	16,563	4,044,685

		78,084,875

Fixed Income Funds–12.19%
iShares iBoxx Investment Grade Corporate Bond Fund	68,405	7,812,535
SPDR® Barclays Capital Aggregate Bond ETF	466,391	26,248,485
SPDR® Barclays Capital TIPS ETF	1,057,716	57,550,328
SPDR® DB International Government Inflation-Protected Bond ETF	210,318	12,293,087

		103,904,435

International Equity Funds–12.13%
SPDR® S&P Emerging Markets ETF	510,774	32,822,337
SPDR® S&P World ex-US ETF	1,835,067	53,895,918
Vanguard FTSE Pacific ETF	271,544	16,645,647

		103,363,902

Money Market Fund–3.12%
Dreyfus Treasury & Agency Cash Management Fund	26,641,899	26,641,899

		26,641,899

Total Unaffiliated Investment Companies (Cost $307,217,323)		322,393,139

TOTAL VALUE OF SECURITIES–99.60% (Cost $769,739,359)	848,994,532
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.40%	3,367,001

NET ASSETS APPLICABLE TO 72,330,770 SHARES OUTSTANDING–100.00%	$852,361,533

†	Non-income producing for the period.
*	Standard Class shares.

LVIP SSgA Global Tactical Allocation RPM Fund–7

LVIP SSgA Global Tactical Allocation RPM Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
44	British Pound Currency	$4,493,435	$4,553,450	3/18/14	$60,015
107	E-mini MSCI Emerging Markets	5,250,232	5,439,880	3/22/14	189,648
62	E-mini Russell 2000 Index	6,982,129	7,200,680	3/24/14	218,551
256	E-mini S&P 500 Index	23,012,932	23,566,080	3/22/14	553,148
44	Euro Currency	7,510,925	7,583,400	3/18/14	72,475
185	Euro STOXX 50 Index	7,665,777	7,910,000	3/22/14	244,223
43	FTSE 100 Index	4,633,031	4,769,444	3/24/14	136,413
45	Japan Yen Currency	5,402,273	5,345,438	3/18/14	(56,835)
36	Nikkei 225 Index	5,400,437	5,567,909	3/14/14	167,472

		$70,351,171			$1,585,110

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 5 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–8

LVIP SSgA Global Tactical Allocation RPM Fund

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in affiliated investment companies, at value	$526,601,393
Investments in unaffiliated investment companies, at value	322,393,139
Cash collateral	1,901,150
Receivables for fund shares sold	1,186,357
Foreign currencies collateral, at value	1,040,950
Dividends receivable from investment companies	944,587
Variation margin receivable on futures contracts	154,259
Cash	63,779

TOTAL ASSETS	854,285,614

LIABILITIES:
Payable for investment companies purchased	1,268,447
Due to manager and affiliates	344,989
Payables for fund shares redeemed	296,421
Accrued expenses payable	14,224

TOTAL LIABILITIES	1,924,081

TOTAL NET ASSETS	$852,361,533

Investments in affiliated investment companies, at cost	$462,522,036
Investments in unaffiliated investment companies, at cost	$307,217,323
Foreign currencies, at cost	1,036,038

Standard Class :
Net Assets	$45,330,982
Shares Outstanding	3,846,806
Net Asset Value	$11.784

Service Class :
Net Assets	$807,030,551
Shares Outstanding	68,483,964
Net Asset Value	$11.784

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$829,576,592
Undistributed net investment income	180,600
Accumulated net realized loss on investments	(58,240,854)
Net unrealized appreciation of investments	80,845,195

Total net assets	$852,361,533

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–9

LVIP SSgA Global Tactical Allocation RPM Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$5,410,900
Dividends from affiliated investment companies	9,921,641

15,332,541

EXPENSES:
Management fees	1,878,731
Distribution fees-Service Class	1,570,235
Accounting and administration expenses	213,489
Reports and statements to shareholders	58,217
Professional fees	35,145
Trustees’ fees and expenses	13,710
Custodian fees	8,874
Consulting fees	6,053
Pricing fees.	334
Other	4,415

3,789,203
Less management fees waived	(205,593)

Total operating expenses	3,583,610

NET INVESTMENT INCOME	11,748,931

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	6,331,609
Distributions from unaffiliated investment companies	363,906
Sale of investments in affiliated investment companies	(863,220)
Sale of investments in unaffiliated investment companies	11,250,794
Foreign currencies	(197,638)
Futures contracts	(14,258,128)

Net realized gain	2,627,323
Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	45,061,461
Investments in unaffiliated investment companies .	905,901
Foreign currencies	4,912
Futures contracts	1,585,110

Net change in unrealized appreciation
(depreciation)	47,557,384

NET REALIZED AND UNREALIZED GAIN	50,184,707

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,933,638

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,748,931	$6,178,941
Net realized gain (loss)	2,627,323	(535,989)
Net change in unrealized appreciation (depreciation)	47,557,384	32,044,693

Net increase in net assets resulting from operations	61,933,638	37,687,645

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(900,215)	(1,342,031)
Service Class	(14,192,627)	(11,623,328)

	(15,092,842)	(12,965,359)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	13,662,960	7,154,873
Service Class	441,916,410	184,405,574
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	900,215	1,342,030
Service Class	14,192,627	11,623,328

	470,672,212	204,525,805

Cost of shares redeemed:
Standard Class	(12,592,457)	(8,403,800)
Service Class	(112,365,127)	(67,863,355)

	(124,957,584)	(76,267,155)

Increase in net assets derived from capital share transactions	345,714,628	128,258,650

NET INCREASE IN NET ASSETS.	392,555,424	152,980,936
NET ASSETS:
Beginning of year	459,806,109	306,825,173

End of year	$852,361,533	$459,806,109

Undistributed net investment income	$180,600	$1,568,065

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–10

LVIP SSgA Global Tactical Allocation RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation RPM Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10 [1]	12/31/09

Net asset value, beginning of period	$10.951	$10.193	$10.313	$9.581	$8.228

Income (loss) from investment operations:
Net investment income[2]	0.227	0.198	0.272	0.154	0.108
Net realized and unrealized gain (loss)	0.846	0.931	(0.252)	0.681	2.356

Total from investment operations	1.073	1.129	0.020	0.835	2.464

Less dividends and distributions from:
Net investment income	(0.240)	(0.371)	(0.140)	(0.103)	(0.618)
Net realized gain	—	—	—	—	(0.493)

Total dividends and distributions	(0.240)	(0.371)	(0.140)	(0.103)	(1.111)

Net asset value, end of period	$11.784	$10.951	$10.193	$10.313	$9.581

Total return[3]	9.81%	11.15%	0.22%	8.74%	30.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,331	$40,440	$37,603	$37,960	$31,982
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.33%	0.31%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.33%	0.30%	0.33%	0.39%	0.36%
Ratio of net investment income to average net assets	1.99%	1.85%	2.61%	1.59%	1.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.96%	1.85%	2.61%	1.51%	1.10%
Portfolio turnover	70%	41%	46%	140%	41%

[1]	Commencing July 30, 2010, SSgA Funds Management, Inc. replaced Wilshire Associates Incorporated as the Fund’s sub-advisor.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–11

LVIP SSgA Global Tactical Allocation RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation RPM Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10 [1]	12/31/09

Net asset value, beginning of period	$10.953	$10.195	$10.315	$9.583	$8.233

Income (loss) from investment operations:
Net investment income[2]	0.198	0.171	0.244	0.130	0.087
Net realized and unrealized gain (loss)	0.844	0.932	(0.251)	0.681	2.353

Total from investment operations.	1.042	1.103	(0.007)	0.811	2.440

Less dividends and distributions from:
Net investment income	(0.212)	(0.345)	(0.113)	(0.079)	(0.597)
Net realized gain	—	—	—	—	(0.493)

Total dividends and distributions	(0.212)	(0.345)	(0.113)	(0.079)	(1.090)

Net asset value, end of period	$11.784	$10.953	$10.195	$10.315	$9.583

Total return[3]	9.54%	10.88%	(0.04% )	8.48%	30.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$807,031	$419,366	$269,222	$82,044	$69,623
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.58%	0.56%	0.45%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly[4]	0.58%	0.55%	0.58%	0.64%	0.61%
Ratio of net investment income to average net assets	1.74%	1.60%	2.36%	1.34%	1.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.71%	1.60%	2.36%	1.26%	0.85%
Portfolio turnover	70%	41%	46%	140%	41%

[1]	Commencing July 30, 2010, SSgA Funds Management, Inc. replaced Wilshire Associates Incorporated as the Fund’s sub-advisor.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–12

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Global Tactical Allocation RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund will invest substantially all of its assets in exchange-traded funds (ETFs) and other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Fund employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility and hedge overall downside market risk.

The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The Fund values Underlying Funds that are open-end Funds at their published net asset value (NAV) computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSgA Global Tactical Allocation RPM Fund–13

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee. Prior to November 1, 2013, LIAC received a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. Effective November 1, 2013, LIAC received a management fee at an annual rate of 0.40% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC). Effective November 1, 2013, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.15% of the Funds average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management, Inc. (SSgA FM) (Sub-Advisor) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $29,861 and $5,461, respectively.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $37,637 for the year ended December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$175,802
Distribution fees payable to LFD	166,569
Trading operation fees payable to Lincoln Life	2,618

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $777,737,228 and sales of $447,993,423 of investment securities other than short-term investments.

LVIP SSgA Global Tactical Allocation RPM Fund–14

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$785,233,625

Aggregate unrealized appreciation	$88,798,549
Aggregate unrealized depreciation	(25,037,642)

Net unrealized appreciation	$63,760,907

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as December 31, 2013:

Level 1
Investment Companies	$848,994,532

Futures Contracts	$1,585,110

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Ordinary income	$15,092,842	$12,965,359

In addition, the Fund declared an ordinary income consent dividend of $3,801,599 for the year ended December 31, 2012. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

LVIP SSgA Global Tactical Allocation RPM Fund–15

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$829,576,592
Capital loss carryforwards	(36,408,620)
Unrealized appreciation	64,013,988
Other temporary differences	(4,820,427)

Net assets	$852,361,533

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of financial futures contracts, investment in grantor trusts, return of capital on investments, tax deferral of losses on wash sales, pass-through consent dividends from the Underlying Funds, and deferred losses on straddles.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to investment in grantor trusts, return of capital on investments, tax treatment of gain (loss) on foreign currency transactions, mark-to-market of financial futures contracts, tax treatment of distributions received from Underlying Funds, and pass-through consent dividends from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$1,956,446	$(5,739,011)	$3,782,565

For federal income tax purposes, at December 31, 2013, capital loss carryforwards of $36,408,620 may be carried forward and applied against future capital gains. Capital loss carryforwards, if not utilized in future years, will expire as follows: $33,143,502 expires in 2017 and $3,265,118 expires in 2018.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

During fiscal year 2013, the Fund utilized $7,141,432 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Shares sold:
Standard Class	1,184,767	668,095
Service Class	38,886,908	17,165,437
Shares issued upon reinvestment of dividends and distributions:
Standard Class	76,640	123,994
Service Class	1,208,294	1,074,522

	41,356,609	19,032,048

Shares redeemed:
Standard Class	(1,107,266)	(788,701)
Service Class	(9,900,519)	(6,357,056)

	(11,007,785)	(7,145,757)

Net increase	30,348,824	11,886,291

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP SSgA Global Tactical Allocation RPM Fund–16

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall potfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts (Futures contracts)	Variation margin receivable on futures contracts*	$1,509,455	Variation margin receivable on futures contracts*	$—

Currency contracts (Futures contracts)	Variation margin receivable on futures contracts*	132,490	Variation margin receivable on futures contracts*	(56,835)

Total		$1,641,945		$(56,835)

*Includes cumulative apprecation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(15,082,851)	$1,509,455
Currency contracts (Futures contracts)	Net realized gain on futures contracts and net unrealized appreciation (depreciation) of futures contracts	824,723	75,655

Total		$(14,258,128)	$1,585,110

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$26,454,474	$31,875,637

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Global Tactical Allocation RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA Global Tactical Allocation RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Global Tactical Allocation RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP SSgA Global Tactical Allocation RPM Fund–18

LVIP SSgA Global Tactical Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
100.00%	100.00%

(A) is based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees, to approve the reclassification of the investment objective of the Fund as non-fundamental, and to approve an amended advisory agreement for the Fund. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by the shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2. The approval of the reclassification of the Fund’s investment objective as non-fundamental:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP SSgA Global Tactical Allocation
RPM Fund	59,301,877.94	92.798%	78.436%	4.784%	9.577%

3. The approval of an amended advisory agreement for the Fund:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP SSgA Global Tactical Allocation
RPM Fund	59,301,877.94	92.798%	78.278%	4.674%	9.846%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with SSgA Funds Management, Inc. (“SSgA” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP SSgA Global Tactical Allocation RPM Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln

LVIP SSgA Global Tactical Allocation RPM Fund–19

LVIP SSgA Global Tactical Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board also considered that in the third quarter of 2012, LIAC implemented a Risk Portfolio Management (“RPM”) strategy for the Fund by which, with respect to 0-20% of the Fund’s assets, LIAC actively manages the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and the subadviser manages the remaining 80-100% of the Fund’s assets according to the investment mandate. The Board considered that the RPM strategy was designed to reduce the volatility of the Fund’s returns and as risk management is a newer strategy, the Morningstar peer groups generally do not include risk-managed funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group as of June 30, 2013. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that at the June 10-11, 2013 meeting the Board approved an amended investment advisory agreement, which included an increase to the Fund’s investment advisory fee to 0.40% which shareholders approved at the October 7, 2013 Special Meeting of Shareholders. The Board also considered that LIAC had proposed an advisory fee waiver of 0.10% through April 30, 2015.

The Board noted that the investment management fees for the Fund were above the median investment management fee of a Morningstar peer group. The Board considered that total expenses including acquired fund fees and expenses giving effect to the fee increase and advisory fee waiver were above the average of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Based on the level of total expenses, including acquired fund fees and expenses, the Board concluded that economies of scale were appropriately shared with investors.

LVIP SSgA Global Tactical Allocation RPM Fund–20

LVIP SSgA Global Tactical Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the returns and standard deviation of funds included in a peer group of Morningstar Moderate Allocation funds and a custom index (Global Tactical Allocation composite). The Board noted that the Fund’s returns were below the median return of the Morningstar peer group and benchmark index for the one, three and five year periods. The Board considered that the Fund’s investment strategy had changed in August 2010 and considered that a Risk Portfolio Management (“RPM”) strategy was implemented for the Fund in September 2012 which was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets. The Board considered LIAC’s view that underperformance was primarily attributable to the underperformance of four underlying funds, each with a value bias that had underperformed due to value investments in U.S. large cap, U.S. small cap, international and emerging markets and considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by SSgA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes breakpoints, and noted that SSgA does not manage any comparable funds to which the Fund’s subadvisory fees could be compared. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Fund and concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP SSgA Global Tactical Allocation RPM Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011 - 2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP SSgA Global Tactical Allocation RPM Fund–22

Officer/Trustee Information for Lincoln VIP Trust (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961 President	Chief Accounting Officer and Vice	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Global Tactical Allocation RPM Fund–23

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Global Tactical Allocation RPM Fund–24

LVIP SSgA International Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP SSgA International Index Fund

LVIP SSgA International Index Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 20.98% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the MSCI EAFE Index* (net dividends) returned 22.78%.

Relieved by the orderly mitigation of a fearsome fiscal retrenchment in the U.S., global equities surged as trading opened in 2013. The turn of the calendar brought renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the year. Continued weakness in the yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year high son further diminution of sovereign financial strains. Growth prospects looked buoyant enough to inspire visions of a great rotation out of bonds and into equities, but this promising playbook for 2013 soon started to lose adherents. Even in January, the travails of the yen began to infect emerging market currencies, and by early February, equity traders could no longer neglect the burden of an appreciated euro. Graft allegations in Spain and unsettled elections in Italy made it even easier for European shares to surrender momentum, while an accommodative Bank of England and a credit downgrade of the UK weighed heavily on the British pound. A revived U.S. dollar and worries over tighter property rules in China took their toll on commodity prices, but sentiment stabilized in early March with the affirmation of an official 7.5% objective for Chinese growth in 2013.

Despite electoral indecision in Italy and banking turmoil in Cyprus during the opening months of 2013, global financial markets rode renascent optimism on U.S. and Japanese growth to broadly positive investment performance. That constructive momentum carried easily into April, as the formal announcement of aggressive policy measures in Japan delivered an additional boost to the economic outlook and falling bond yields on the eurozone periphery relieved concerns about regional financial contagion. With weak U.S. employment figures reassuring investors that any retracement of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely. Commodities faltered, however, after Chinese growth data failed to meet expectations, and the arrival of much firmer U.S. payroll data in early May achieved little more than stabilization for metals prices. But the better jobs numbers jolted bond yields from their slumber, with Japanese government debt selling off abruptly when the yen sank to four-year lows against the U.S. dollar. The watershed event of the second quarter arrived on May 22, when U.S. Federal Reserve Chairman Ben Bernanke suggested during congressional testimony that asset purchases might slow if economic conditions continued to improve. The apparent softening in official commitment to unmitigated easing sparked a swift retreat in global equities even as it exacerbated the downturn in bonds, and the attendant surge in worldwide volatility took a steep toll on investment positions that rely most heavily on easy money.

Undergirded by the ongoing support of major central banks, financial assets worldwide delivered healthy returns across a broad front during the third quarter of 2013. Muted inflation pressures and signs of stability in Europe helped equity valuations ratchet higher, outweighing mixed earnings prospects and heightened tensions in the Middle East. Meanwhile, bonds finished a choppy three months on a positive note after the U.S. Federal Reserve unexpectedly refrained from tapering its asset purchases. Affection for the U.S. dollar began slipping well before the Fed failed to follow through with reduced accommodation, allowing energy and metal prices to lead commodities to their best quarter of 2013. While the approach of potentially acrimonious U.S. fiscal negotiations brought September to a cautious close, the month and the quarter wound up with plenty of positive returns. Perhaps the most notable result was outperformance of non-U.S. assets, which have recently regained considerable relative ground after lagging starkly during the first half of the year.

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, not to mention the intimation and eventual announcement of Federal Reserve tapering, developed equity markets during 2013 chalked up one of their best years in recent memory. In the U.S., the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance. On December 18, investors took kindly to the formal Fed decision to slow asset purchases, as the associated statement implied that actual rate hikes may be delayed even longer. The dovish tone served to corroborate the resiliently accommodative stance of all the major central banks, which had already drawn fresh attention in early November, when the European Central Bank cut rates quickly in response to a starkly lower inflation reading for October. Share prices had little choice but to flourish against the backdrop of munificent financial conditions and restrained volatility.

On a sector basis, the Fund’s performance benefited from all ten sectors being positive, with the consumer discretionary, financials, and industrials sectors contributing the most positive.

On an individual security basis, the largest positive contributors to the relative performance of the Fund during this period included

Vodafone Group

Roche Holding

Toyota Motor

SoftBank

Novartis

On an individual security basis, the prominent detractors to the relative performance of the Fund during this period included

BHP Billiton

Newcrest Mining

Anglo American

Canon

The Fund seeks to replicate the returns and characteristics of the MSCI EAFE Index. SSgA employs a full replication approach for the Fund.

LVIP SSgA International Index Fund–1

LVIP SSgA International Index Fund

2013 Annual Report Commentary (continued)

Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked reasonably inline with the MSCI EAFE Index. The Fund may not always track the performance of the MSCI EAFE Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund and differences between how and when the fund and the index are valued.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA International Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,323 for the Standard Class shares and to $10,177 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did from 5/1/08 through 12/31/13. The same $10,000 investment would have increased to $10,594. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average Annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+20.98%
Five Year	+11.38%
Inception (5/1/08)	+ 0.56%

Service Class Shares
One Year	+20.69%
Five Year	+11.10%
Inception (5/1/08)	+ 0.31%

*

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA International Index Fund–2

LVIP SSgA International Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (LincolnLife), LincolnLife & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares inseparate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual
Standard Class Shares	$1,000.00	$1,173.30	0.47%	$2.57
Service Class Shares	1,000.00	1,171.80	0.72%	3.94

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.84	0.47%	$2.40
Service Class Shares	1,000.00	1,021.58	0.72%	3.67

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA International Index Fund–3

LVIP SSgA International Index Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Security Type/Country	Percentage of Net Assets

Common Stock	94.99%

Australia	7.06%
Austria	0.24%
Belgium	1.13%
China	0.01%
Denmark	1.12%
Finland	0.86%
France	9.41%
Germany	8.39%
Hong Kong	2.77%
Ireland	0.85%
Israel	0.42%
Italy	1.97%
Japan	19.98%
Luxembourg	0.35%
Mexico	0.02%
Netherlands	4.39%
New Zealand	0.11%
Norway	0.74%
Portugal	0.15%
Singapore	1.36%
Spain	3.16%
Sweden	3.07%
Switzerland	9.09%
United Kingdom	18.30%
United States	0.04%

Preferred Stock	0.61%

Right	0.00%

Money Market Fund	3.53%

Total Value of Securities	99.13%

Receivables and Other Assets Net of Liabilities	0.87%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Aerospace & Defense	1.15%
Air Freight & Logistics	0.34%
Airlines	0.21%
Auto Components	1.11%
Automobiles	3.84%
Beverages	2.32%
Biotechnology	0.33%
Building Products	0.61%
Capital Markets	2.01%
Chemicals	3.28%
Commercial Banks	12.78%
Commercial Services & Supplies	0.69%

Sector	Percentage of Net Assets

Communications Equipment	0.58%
Computers & Peripherals	0.29%
Construction & Engineering	0.66%
Construction Materials	0.59%
Consumer Finance	0.05%
Containers & Packaging	0.17%
Distributor	0.08%
Diversified Consumer Services	0.02%
Diversified Financial Services	1.39%
Diversified Telecommunication Services	2.96%
Electric Utilities	1.42%
Electrical Equipment	1.35%
Electronic Equipment, Instruments & Components	1.17%
Energy Equipment & Services	0.63%
Food & Staples Retailing	1.91%
Food Products	3.55%
Gas Utilities	0.48%
Health Care Equipment & Supplies	0.62%
Health Care Providers & Services	0.43%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	1.26%
Household Durables	0.75%
Household Products	0.65%
Independent Power Producers & Energy Traders	0.05%
Industrial Conglomerates	1.47%
Insurance	5.10%
Internet & Catalog Retail	0.08%
Internet Software & Services	0.10%
IT Services	0.34%
Leisure Equipment & Products	0.20%
Life Sciences Tools & Services	0.08%
Machinery	2.58%
Marine	0.28%
Media	1.44%
Metals & Mining	3.54%
Multiline Retail	0.43%
Multi-Utilities	1.32%
Office Electronics	0.37%
Oil, Gas & Consumable Fuels	5.88%
Paper & Forest Products	0.13%
Personal Products	0.54%
Pharmaceuticals	8.07%
Professional Services	0.59%
Real Estate Investment Trusts	1.38%
Real Estate Management & Development	1.88%
Road & Rail	0.88%
Semiconductors & Semiconductor Equipment	0.68%
Software	0.85%
Specialty Retail	1.34%
Textiles, Apparel & Luxury Goods	1.01%
Tobacco	1.31%

LVIP SSgA International Index Fund–4

LVIP SSgA International Index Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (continued)

Sector	Percentage of Net Assets

Trading Companies & Distributors	1.02%
Transportation Infrastructure	0.38%
Water Utilities	0.09%
Wireless Telecommunication Services	2.48%

Total	95.60%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Nestle	1.71%
HSBC Holdings	1.48%
Roche Holding	1.42%
Vodafone Group	1.37%
Novartis	1.33%
Toyota Motor	1.22%
BP	1.10%
Royal Dutch Shell Class A	0.98%
Total	0.94%
GlaxoSmithKline	0.94%

Total	12.49%

LVIP SSgA International Index Fund–5

LVIP SSgA International Index Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–94.99%
Australia–7.06%
AGL Energy	80,253	$1,077,018
ALS	55,021	432,820
†Alumina	289,134	287,857
Amcor	169,314	1,594,953
AMP	413,727	1,621,739
APA Group	128,424	688,019
Asciano	113,925	585,928
ASX	26,028	854,317
Aurizon Holdings	262,215	1,142,563
Australia & New Zealand Banking Group	368,718	10,611,025
Bank of Queensland	39,491	428,780
Bendigo & Adelaide Bank	46,036	482,990
BHP Billiton	430,653	14,608,293
Boral	90,266	384,455
Brambles	217,564	1,777,505
Caltex Australia	18,644	333,777
CFS Retail Property Trust Group	295,692	513,525
Coca-Cola Amatil	73,084	785,038
Cochlear	8,574	451,075
Commonwealth Bank of Australia	216,105	15,012,295
Computershare	64,536	655,763
Crown	59,112	889,361
CSL	66,311	4,083,058
Dexus Property Group	636,019	570,741
Echo Entertainment Group	118,697	260,722
Federation Centres	149,688	312,756
Flight Centre	8,399	356,600
Fortescue Metals Group	206,048	1,070,765
Goodman Group	251,884	1,063,811
GPT Group	202,542	614,889
†@=GPT Group In-Specie	160,069	0
Harvey Norman Holdings	40,722	114,900
Iluka Resources	48,107	370,699
Incitec Pivot	179,426	429,361
Insurance Australia Group	263,445	1,369,038
Leighton Holdings	16,992	244,424
Lend Lease Group	74,379	739,841
†Macquarie Group	37,127	1,822,293
Metcash	96,458	272,162
Mirvac Group	463,190	694,818
National Australia Bank	324,085	10,078,945
Newcrest Mining	91,738	638,920
Orica	46,508	990,834
Origin Energy	153,252	1,925,320
†Orora	169,314	175,369
†Qantas Airways	92,082	90,031
QBE Insurance Group	168,809	1,734,897
Ramsay Health Care	14,983	578,746
REA Group	6,506	219,356
†Recall Holdings	43,512	157,739
Rio Tinto	59,506	3,622,600

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
Santos	135,492	$1,769,949
Seek	36,752	440,061
Sonic Healthcare	47,576	704,328
SP AusNet	229,910	255,582
Stockland	332,571	1,071,999
Suncorp Group	179,005	2,093,819
Sydney Airport	144,398	489,945
TABCORP Holdings	68,656	222,530
Tatts Group	164,267	454,689
Telstra	599,353	2,809,601
Toll Holdings	75,560	383,215
Transurban Group	183,929	1,123,334
Treasury Wine Estates	74,212	319,392
†Wesfarmers	136,135	5,353,278
Westfield Group	283,484	2,554,009
Westfield Retail Trust	382,899	1,015,415
Westpac Banking	428,231	12,381,054
Woodside Petroleum	90,374	3,139,032
Woolworths	169,511	5,123,412
WorleyParsons	29,413	435,963

		131,963,338

Austria–0.24%
Andritz	9,058	568,101
Erste Group Bank	32,086	1,118,084
†=IMMOEAST	13,053	0
†IMMOFINANZ	112,852	522,884
OMV	18,414	881,305
Raiffeisen Bank International	7,922	279,214
Telekom Austria	27,172	205,742
Vienna Insurance Group	5,870	292,530
Voestalpine	13,069	628,007

		4,495,867

Belgium–1.13%
Ageas	31,642	1,347,250
Anheuser-Busch InBev	107,961	11,474,805
†*=Anheuser-Busch InBev VVPR Strip	1,896	0
Belgacom	23,376	691,566
Colruyt	11,778	657,518
Delhaize Group	13,032	774,495
Groupe Bruxelles Lambert	10,198	936,181
KBC Groep	34,932	1,982,308
Solvay Class A	7,331	1,159,805
Telenet Group Holding	7,983	476,353
UCB	13,693	1,019,860
Umicore	14,455	675,220

		21,195,361

☐China–0.01%
Yangzijiang Shipbuilding Holdings	173,000	162,393

		162,393

LVIP SSgA International Index Fund—6

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Denmark–1.12%
A.P. Moller-Maersk Class A	82	$845,330
A.P. Moller-Maersk Class B	184	1,996,939
Carlsberg Class B	15,037	1,663,845
Coloplast Class B	14,158	937,339
†Danske Bank	91,210	2,092,489
DSV	21,239	696,412
Novo Nordisk Class B	53,558	9,817,732
Novozymes Class B	29,102	1,228,483
TDC	100,300	972,942
Tryg	2,515	243,267
†William Demant Holding	3,899	378,935

		20,873,713

Finland–0.86%
Elisa	21,162	560,708
Fortum	63,643	1,456,018
Kone Class B	43,544	1,964,834
Metso	16,203	691,450
Neste Oil	11,896	235,170
†Nokia	510,034	4,083,625
Nokian Renkaat	14,074	675,139
Orion Class B	10,513	295,329
Pohjola Bank Class A	20,044	403,140
Sampo Class A	58,241	2,861,963
Stora Enso Class R	64,113	643,421
UPM-Kymmene	70,129	1,184,731
Wartsila	22,372	1,100,899

		16,156,427

France–9.41%
Accor	20,157	951,138
Aeroports de Paris	4,250	482,355
Air Liquide	42,184	5,965,744
†Alcatel-Lucent	389,971	1,747,862
Alstom	26,867	978,541
Arkema	7,812	911,235
AtoS	8,699	787,323
AXA	242,570	6,744,149
BIC	3,961	485,301
BNP Paribas	133,902	10,435,439
Bouygues	24,060	907,584
Bureau Veritas	27,512	804,086
Cap Gemini	20,620	1,393,667
Carrefour	84,294	3,340,901
Casino Guichard Perrachon	7,043	811,652
Christian Dior	7,730	1,460,602
Cie de Saint-Gobain	56,983	3,133,701
†Cie Generale de Geophysique-Veritas	22,943	397,059
Cie Generale d’Optique Essilor International	28,112	2,988,702
CNP Assurances	27,678	567,342
†Credit Agricole	140,182	1,794,454

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Danone	76,889	$5,534,211
Dassault Systemes	7,848	974,168
EADS	79,951	6,138,463
Edenred	29,541	988,760
EDF	31,664	1,118,843
Eurazeo	5,106	400,246
Eutelsat Communications	19,355	603,494
Fonciere Des Regions	4,115	355,228
GDF Suez	180,680	4,249,158
Gecina	3,380	446,527
Groupe Eurotunnel	75,374	792,207
ICADE	5,292	492,651
Iliad	3,163	647,914
Imerys	4,249	369,485
JCDecaux	10,481	432,129
Kering	10,489	2,217,126
Klepierre	15,148	701,965
Lafarge	26,149	1,959,459
Lagardere	12,589	467,951
Legrand	33,793	1,862,351
L’Oreal	32,741	5,751,837
LVMH Moet Hennessy Louis Vuitton	34,317	6,260,032
Michelin Class B	25,759	2,737,482
Natixis	139,655	821,135
Orange	253,812	3,142,522
Pernod-Ricard	29,058	3,310,337
Publicis Groupe	25,103	2,296,869
Remy Cointreau	2,948	247,349
Renault	26,946	2,166,719
Rexel	29,074	762,945
Safran	37,444	2,601,856
Sanofi	160,003	16,975,355
Schneider Electric	72,029	6,282,325
SCOR	22,969	839,413
Societe Generale	97,374	5,655,682
Sodexo	13,567	1,374,426
Suez Environnement	42,800	766,911
Technip	12,740	1,224,396
Thales	13,652	878,953
Total	286,585	17,556,158
Unibail-Rodamco	13,296	3,406,756
Valeo	9,322	1,031,456
Vallourec	13,706	746,672
Veolia Environnement	53,060	865,351
Vinci	65,252	4,283,690
Vivendi	164,167	4,326,052
Wendel	4,409	642,636
Zodiac Aerospace	5,062	896,588

		175,693,076

Germany–8.39%
Adidas	28,595	3,644,285

LVIP SSgA International Index Fund—7

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
Allianz	61,278	$10,988,524
Axel Springer	6,481	416,373
BASF	123,257	13,139,565
Bayer	110,879	15,551,069
Bayerische Motoren Werke	44,895	5,263,362
Beiersdorf	14,282	1,446,860
Brenntag	6,574	1,218,659
Celesio	14,270	451,518
†Commerzbank	135,010	2,174,936
Continental	15,072	3,305,087
Daimler	129,367	11,194,324
Deutsche Bank	137,734	6,570,242
Deutsche Boerse	26,852	2,223,806
†Deutsche Lufthansa	29,595	627,807
Deutsche Post	123,388	4,498,239
Deutsche Telekom	391,130	6,688,304
Deutsche Wohnen	36,000	695,086
E.ON	244,662	4,515,241
Fraport	3,694	276,401
Fresenius	17,417	2,673,999
Fresenius Medical Care	30,268	2,154,021
GEA Group	24,161	1,150,045
Hannover Rueckversicherung	9,135	783,931
HeidelbergCement	19,883	1,508,520
Henkel	18,184	1,892,190
Hochtief	3,715	317,172
Hugo Boss	3,628	516,573
Infineon Technologies	153,883	1,642,767
K+S	21,564	663,768
Kabel Deutschland Holding	2,676	346,859
Lanxess	10,475	698,547
Linde	25,170	5,264,939
MAN	4,417	542,325
Merck	9,089	1,628,612
Metro	18,095	876,244
Muenchener Rueckversicherungs Class R	24,302	5,354,177
†OSRAM Licht	12,830	723,659
ProSiebenSat.1 Media	22,965	1,137,346
RWE	67,549	2,472,327
SAP	123,860	10,617,263
Siemens	106,355	14,527,375
†Sky Deutschland	54,160	596,063
Suedzucker	10,134	273,529
Telefonica Deutschland Holding	31,976	263,936
†ThyssenKrupp	64,594	1,571,968
United Internet	14,805	629,755
Volkswagen	3,733	1,011,178

		156,728,776

■Hong Kong–2.77%
AIA Group	1,622,400	8,138,781

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
■Hong Kong (continued)
ASM Pacific Technology	34,000	$284,561
Bank of East Asia	171,367	725,963
BOC Hong Kong Holdings	519,000	1,663,204
Cathay Pacific Airways	188,000	397,607
Cheung Kong Holdings	191,000	3,014,856
Cheung Kong Infrastructure Holdings	84,000	530,254
CLP Holdings	227,000	1,794,478
First Pacific	285,750	325,017
†Galaxy Entertainment Group	292,000	2,618,978
Hang Lung Properties	272,000	859,383
Hang Seng Bank	107,100	1,736,107
Henderson Land Development	159,895	912,431
HKT Trust	356,434	352,095
Hong Kong & China Gas	737,078	1,690,040
Hong Kong Exchanges & Clearing	150,911	2,516,351
Hopewell Holdings	52,000	176,029
Hutchison Whampoa	291,000	3,955,354
Hysan Development	76,850	331,011
†Kerry Logistics Network	40,516	57,578
Kerry Properties	81,031	281,096
Li & Fung	844,000	1,088,414
Link REIT	325,215	1,576,922
MGM China Holdings	135,995	580,501
MTR	184,339	697,714
New World Development	438,845	554,046
Noble Group	676,155	573,103
NWS Holdings	132,737	202,330
PCCW	527,000	235,826
Power Assets Holdings	179,500	1,427,083
Sands China	333,068	2,721,017
Shangri-La Asia	254,166	495,588
Sino Land	438,186	598,985
SJM Holdings	287,591	964,274
Sun Hung Kai Properties	224,678	2,849,618
Swire Pacific Class A	99,000	1,160,515
Swire Properties	133,961	338,599
Wharf Holdings	195,000	1,491,218
Wheelock	104,000	478,129
Wynn Macau	211,153	957,138
Yue Yuen Industrial Holdings	118,500	395,795

		51,747,989

Ireland–0.85%
†Bank of Ireland	3,052,221	1,058,133
CRH	100,807	2,537,847
Experian	140,092	2,584,551
†=Irish Bank Resolution	3,965	0
James Hardie Industries CDI	61,778	713,791
Kerry Group Class A	18,732	1,301,365
Shire	75,660	3,573,571
WPP	181,924	4,157,724

		15,926,982

LVIP SSgA International Index Fund Fund—8

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Israel–0.42%
Bank Hapoalim	140,296	$786,023
†Bank Leumi Le-Israel	178,346	728,467
†Bezeq Israeli Telecommunication	234,136	396,904
Delek Group	567	216,569
†Israel	195	102,623
Israel Chemicals	58,403	486,692
Mizrahi Tefahot Bank	17,430	228,142
NICE Systems	5,301	217,134
Teva Pharmaceutical Industries	115,396	4,613,713

		7,776,267

Italy–1.97%
Assicurazioni Generali	159,471	3,751,471
Atlantia	46,235	1,037,406
†Banca Monte Dei Paschi Siena	1,048,908	253,099
Enel	897,566	3,919,197
Enel Green Power	206,447	520,021
ENI	342,765	8,247,266
Exor	12,254	487,360
†Fiat	114,846	939,272
†Finmeccanica	45,288	342,976
Intesa Sanpaolo	1,511,375	3,730,082
Intesa Sanpaolo RSP	75,644	152,245
Luxottica Group	23,954	1,283,539
†Mediobanca	70,939	620,677
Pirelli & C	26,637	460,988
Prysmian	24,564	632,261
Saipem	39,228	839,710
Snam	289,247	1,617,931
Telecom Italia	1,252,016	1,241,849
Telecom Italia RSP	749,773	586,902
Terna	192,550	962,084
UniCredit	591,001	4,374,156
Unione di Banche Italiane SCpA	112,614	764,700

		36,765,192

Japan–19.98%
ABC-Mart	4,800	209,409
†Acom	33,700	114,226
Advantest	13,900	172,488
Aeon	75,500	1,021,481
Aeon Financial Service	8,200	219,549
Aeon Mall	16,390	459,216
Air Water	24,000	324,481
Aisin Seiki	24,900	1,009,475
Ajinomoto	87,000	1,257,194
Alfresa Holdings	3,700	183,375
Amada	49,000	431,265
ANA Holdings	199,000	396,772
Aozora Bank	120,000	339,521
Asahi Glass	124,000	769,960
Asahi Group Holdings	54,600	1,536,524

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Asahi Kasei	181,000	$1,416,036
Asics	21,000	357,892
Astellas Pharma	59,300	3,507,610
Bank of Kyoto	38,000	316,772
Bank of Yokohama	147,000	817,869
Benesse Holdings	10,300	413,174
Bridgestone	89,100	3,366,893
Brother Industries	30,200	412,033
Calbee	12,400	300,802
Canon	153,700	4,859,445
Casio Computer	22,900	279,822
Central Japan Railway	19,900	2,339,065
Chiba Bank	99,000	666,423
Chiyoda	27,000	391,189
Chubu Electric Power	82,500	1,064,491
Chugai Pharmaceutical	27,900	615,879
Chugoku Bank	21,000	266,376
Chugoku Electric Power	38,900	604,229
Citizen Holdings	25,900	217,872
Coca-Cola West Class C	11,300	238,928
Credit Saison	24,400	640,782
Dai Nippon Printing	71,000	752,300
Daicel	43,000	349,471
Daido Steel	24,000	118,946
Daihatsu Motor	21,000	355,300
Dai-ichi Life Insurance	118,900	1,983,454
Daiichi Sankyo	94,500	1,725,360
Daikin Industries	33,000	2,052,219
Dainippon Sumitomo Pharma	22,500	351,412
Daito Trust Construction	9,000	839,972
Daiwa House Industry	76,000	1,468,407
Daiwa Securities Group	233,000	2,322,810
Dena	11,000	231,018
Denso	66,600	3,509,423
Dentsu	28,700	1,171,707
Don Quijote	7,600	459,644
East Japan Railway	45,800	3,643,997
Eisai	31,800	1,230,335
Electric Power Development	13,600	395,765
FamilyMart	8,500	387,776
FANUC	26,100	4,770,235
Fast Retailing	7,300	3,008,023
Fuji Electric	83,000	387,714
Fuji Heavy Industries	81,400	2,330,131
FUJIFILM Holdings	65,500	1,853,838
†Fujitsu	269,000	1,389,376
Fukuoka Financial Group	87,000	380,793
Gree	6,000	59,188
†GungHo Online Entertainment	40,000	287,491
Gunma Bank	57,000	317,674
Hachijuni Bank	58,000	337,565
Hakuhodo DY Holdings	21,400	165,592

LVIP SSgA International Index Fund—9

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Hamamatsu Photonics	9,000	$359,316
Hankyu Hanshin Holdings	168,000	905,996
Hino Motors	34,000	533,283
Hirose Electric	3,500	497,793
Hiroshima Bank	75,000	309,756
Hisamitsu Pharmaceutical	7,100	357,275
Hitachi	656,000	4,957,759
Hitachi Chemical	9,400	149,668
Hitachi Construction Machinery	14,900	317,593
Hitachi High-Technologies	5,700	142,926
Hitachi Metals	29,000	409,153
†Hokkaido Electric Power	26,800	307,631
Hokuhoku Financial Group	135,000	269,167
Hokuriku Electric Power	23,600	319,746
Honda Motor	219,400	9,019,720
HOYA	56,500	1,567,463
Hulic	37,500	553,643
Ibiden	10,300	192,260
Idemitsu Kosan	14,400	327,170
IHI	196,000	844,852
†IIda Group Holdings	20,000	399,146
Inpex	124,200	1,589,571
Isetan Mitsukoshi Holdings	53,500	759,388
Isuzu Motors	175,000	1,086,637
ITOCHU	209,800	2,587,517
ITOCHU Techno-Solutions	1,500	60,741
Iyo Bank	32,000	313,240
J Front Retailing	56,000	423,223
Japan Airlines	10,000	492,761
Japan Exchange Group	32,000	908,122
Japan Petroleum Exploration	2,700	102,155
Japan Prime Realty Investment	92	294,365
Japan Real Estate Investment	154	824,648
Japan Retail Fund Investment	282	573,505
Japan Steel Works	26,000	145,151
Japan Tobacco	149,100	4,841,415
JFE Holdings	70,100	1,665,229
JGC	26,000	1,018,277
Joyo Bank	77,000	392,585
JSR	20,100	388,546
JTEKT	31,200	530,244
JX Holdings	316,210	1,624,207
Kajima	108,000	405,032
Kakaku.com	18,200	319,159
Kamigumi	41,000	375,258
Kaneka	27,000	176,881
†Kansai Electric Power	101,400	1,163,946
Kansai Paint	30,000	442,915
Kao	67,600	2,124,434
Kawasaki Heavy Industries	192,000	803,912
KDDI	73,100	4,490,453
Keikyu	74,000	609,143

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Keio	83,000	$552,414
Keisei Electric Railway	39,000	358,063
Keyence	6,244	2,667,743
Kikkoman	21,000	395,974
Kinden	16,000	167,102
Kintetsu	263,000	921,405
Kirin Holdings	121,000	1,738,172
†Kobe Steel	284,000	485,355
Koito Manufacturing	9,000	171,498
Komatsu	128,800	2,613,298
Konami	13,300	306,724
Konica Minolta Holdings	72,500	722,075
Kubota	149,000	2,460,109
Kuraray	46,000	547,240
Kurita Water Industries	16,000	331,469
Kyocera	45,000	2,243,057
Kyowa Hakko Kirin	31,000	341,125
†Kyushu Electric Power	57,400	731,363
Lawson	8,600	642,601
LIXIL Group	33,000	903,290
M3	119	297,712
Mabuchi Motor	2,700	160,218
Makita	13,900	728,488
Marubeni	232,000	1,665,246
Marui Group	20,900	211,927
Maruichi Steel Tube	3,600	90,782
†Mazda Motor	378,000	1,952,357
McDonald’s Holdings Japan	6,100	155,620
Medipal Holdings	14,100	185,813
MEIJI Holdings	6,934	445,040
Miraca Holdings	8,200	386,157
Mitsubishi	191,800	3,673,018
Mitsubishi Chemical Holdings	167,500	772,893
Mitsubishi Electric	265,000	3,321,149
Mitsubishi Estate	170,000	5,076,193
Mitsubishi Gas Chemical	49,000	360,085
Mitsubishi Heavy Industries	419,000	2,589,784
Mitsubishi Logistics	11,000	173,473
Mitsubishi Materials	128,000	471,531
†Mitsubishi Motors	51,700	554,183
Mitsubishi Tanabe Pharma	25,700	357,714
Mitsubishi UFJ Financial Group	1,712,600	11,284,542
Mitsubishi UFJ Lease & Finance	69,900	428,061
Mitsui	237,900	3,309,029
Mitsui Chemicals	129,000	311,094
Mitsui Fudosan	114,000	4,096,748
Mitsui OSK Lines	166,000	747,059
Mizuho Financial Group	3,104,720	6,720,875
MS&AD Insurance Group Holdings	70,754	1,895,730
Murata Manufacturing	28,300	2,509,585
Nabtesco	14,600	336,150
Namco Bandai Holdings	24,700	547,352

LVIP SSgA International Index Fund—10

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
NEC	296,000	$666,053
Nexon	8,500	78,443
NGK Insulators	41,000	777,764
NGK Spark Plug	21,000	496,463
NHK Spring	14,200	159,897
Nidec	13,000	1,271,303
Nikon	49,900	951,807
Nintendo	13,800	1,835,633
Nippon Building Fund	202	1,173,738
Nippon Electric Glass	61,000	319,696
Nippon Express	96,000	463,935
Nippon Meat Packers	25,000	428,673
Nippon Paint	21,000	348,721
Nippon Prologis REIT	38	362,953
Nippon Steel & Sumitomo Metal	1,040,220	3,476,453
Nippon Telegraph & Telephone	51,700	2,778,277
Nippon Yusen	219,000	698,638
Nishi-Nippon City Bank	56,000	150,468
Nissan Motor	341,300	2,864,554
Nisshin Seifun Group	29,150	300,841
Nissin Foods Holdings	8,500	358,319
Nitori Holdings	4,850	459,098
Nitto Denko	20,100	846,366
NKSJ Holdings	41,675	1,156,968
NOK	9,500	155,139
Nomura Holdings	495,100	3,802,857
Nomura Real Estate Holdings	14,700	330,497
Nomura Real Estate Office Fund	67	311,066
Nomura Research Institute	12,800	402,867
NSK	70,000	869,309
NTT Data	19,400	714,664
NTT DoCoMo	209,000	3,422,977
NTT Urban Development	13,800	158,407
Obayashi	75,000	426,537
Odakyu Electric Railway	77,000	695,248
Oji Holdings	101,000	516,867
†Olympus	31,800	1,005,402
Omron	29,600	1,305,407
Ono Pharmaceutical	10,900	953,136
Oracle Japan	3,800	138,723
Oriental Land	6,200	892,988
ORIX	173,600	3,044,284
Osaka Gas	275,000	1,078,329
Otsuka	1,700	216,444
Otsuka Holdings	51,300	1,480,674
Panasonic	301,900	3,508,432
Park24	17,800	335,128
Rakuten	102,500	1,522,051
Resona Holdings	267,500	1,361,310
Ricoh	83,000	881,025
Rinnai	4,600	357,693
Rohm	11,000	534,726

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Sankyo	5,900	$271,683
Sanrio	5,700	239,473
Santen Pharmaceutical	8,700	405,160
SBI Holdings	27,270	411,671
Secom	29,700	1,787,781
Sega Sammy Holdings	22,300	566,789
Sekisui Chemical	64,000	783,859
Sekisui House	67,000	935,106
Seven & I Holdings	102,700	4,075,822
Seven Bank	70,600	275,496
†Sharp	179,000	567,634
†Shikoku Electric Power	22,500	336,459
Shimadzu	41,000	356,183
Shimamura	2,800	262,122
Shimano	11,500	985,948
Shimizu	85,000	428,531
Shin-Etsu Chemical	56,200	3,276,221
Shinsei Bank	224,000	546,575
Shionogi	43,700	945,986
Shiseido	46,100	740,139
Shizuoka Bank	73,000	777,650
Showa Denko	227,000	321,130
Showa Shell Sekiyu	18,000	182,521
SMC	7,200	1,811,536
SoftBank	129,000	11,267,980
Sojitz	195,200	346,569
Sony	139,600	2,420,219
Sony Financial Holdings	24,400	443,405
Stanley Electric	19,600	448,106
Sumco	10,800	95,157
Sumitomo	157,100	1,970,369
Sumitomo Chemical	185,000	723,665
Sumitomo Electric Industries	107,000	1,781,894
Sumitomo Heavy Industries	79,000	363,029
Sumitomo Metal Mining	67,000	875,946
Sumitomo Mitsui Financial Group	171,400	8,820,204
Sumitomo Mitsui Trust Holdings	459,460	2,416,718
Sumitomo Realty & Development	49,000	2,433,136
Sumitomo Rubber Industries	23,600	334,758
Suntory Beverage & Food	14,800	471,436
Suruga Bank	25,000	447,662
Suzuken	10,500	339,449
Suzuki Motor	52,500	1,409,637
Sysmex	11,200	660,356
T&D Holdings	84,700	1,181,337
Taiheiyo Cement	141,000	540,840
Taisei	123,000	558,215
Taisho Pharmaceutical Holdings	4,800	329,494
Taiyo Nippon Sanso	22,000	156,240
Takashimaya	33,000	328,042
Takeda Pharmaceutical	107,000	4,901,733
TDK	16,700	799,127

LVIP SSgA International Index Fund—11

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Teijin	135,000	$299,929
Terumo	19,300	929,039
THK	16,500	411,071
Tobu Railway	128,000	619,796
Toho	17,100	375,526
Toho Gas	58,000	281,946
†Tohoku Electric Power	59,200	664,929
Tokio Marine Holdings	94,900	3,167,088
†Tokyo Electric Power	183,200	899,258
Tokyo Electron	24,500	1,339,853
Tokyo Gas	336,000	1,652,485
Tokyo Tatemono	47,000	521,206
Tokyu	139,000	898,732
Tokyu Fudosan Holdings	72,000	676,762
TonenGeneral Sekiyu	39,000	357,323
Toppan Printing	86,000	686,694
Toray Industries	186,000	1,285,621
Toshiba	557,000	2,337,470
TOTO	38,000	601,434
Toyo Seikan Kaisha	22,000	471,854
Toyo Suisan Kaisha	11,000	330,026
Toyoda Gosei	6,100	141,720
Toyota Boshoku	3,100	38,645
Toyota Industries	21,100	950,577
Toyota Motor	372,700	22,717,626
Toyota Tsusho	27,000	667,277
Trend Micro	12,200	426,262
Tsumura	5,400	142,940
Ube Industries	174,000	371,707
Unicharm	15,500	882,981
United Urban Investment	263	377,801
USS	31,700	434,605
West Japan Railway	20,700	896,197
Yahoo Japan	179,400	996,430
Yakult Honsha	11,100	559,611
Yamada Denki	149,900	489,586
Yamaguchi Financial Group	32,000	295,922
Yamaha	25,900	410,416
Yamaha Motor	43,500	651,313
Yamato Holdings	46,000	928,517
Yamato Kogyo	3,200	102,084
Yamazaki Baking	10,000	102,445
Yaskawa Electric	31,000	489,466
Yokogawa Electric	31,000	475,338
Yokohama Rubber	24,000	235,386

		373,161,455

Luxembourg–0.35%
ArcelorMittal	138,210	2,466,057
Millicom International Cellular SDR	8,228	819,454
RTL Group	4,778	617,411
SES FDR	37,998	1,230,004

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Luxembourg (continued)
Tenaris	67,544	$1,475,574

		6,608,500

Mexico–0.02%
Fresnillo	24,898	307,396

		307,396

Netherlands–4.39%
AEGON	249,154	2,352,027
Akzo Nobel	33,134	2,568,115
ASML Holding	48,576	4,546,841
†CNH Industrial	124,057	1,413,961
Corio	9,731	436,079
Delta Lloyd	26,414	655,533
Fugro CVA	8,329	496,312
Gemalto	9,889	1,088,480
Heineken	31,968	2,158,459
Heineken Holding	12,543	793,490
†ING Groep CVA	518,425	7,203,292
Koninklijke Ahold	140,583	2,523,871
Koninklijke Boskalis Westminster	9,840	519,884
Koninklijke DSM	21,883	1,720,770
†Koninklijke KPN	411,791	1,327,312
Koninklijke Philips Electronics	132,506	4,857,077
Koninklijke Vopak	8,001	468,017
†OCI	11,002	495,459
†QIAGEN	35,235	820,887
Randstad Holding	16,547	1,073,309
Reed Elsevier	96,634	2,047,267
Royal Dutch Shell Class A	511,982	18,339,934
Royal Dutch Shell Class B	337,370	12,738,781
TNT Express	51,297	476,202
Unilever CVA	220,887	8,895,918
Wolters Kluwer	38,625	1,102,315
Ziggo	19,467	889,121

		82,008,713

New Zealand–0.11%
Auckland International Airport	109,763	318,708
Contact Energy	39,663	167,365
Fletcher Building	102,878	720,136
Ryman Healthcare	46,082	297,552
Telecom New Zealand	264,924	502,290

		2,006,051

Norway–0.74%
Aker Solutions	17,577	314,206
DNB	135,259	2,420,119
Gjensidige Forsikring	31,313	597,446
Norsk Hydro	166,066	741,327
Orkla	96,153	750,323
Seadrill	52,098	2,127,220
Statoil	152,504	3,696,914

LVIP SSgA International Index Fund—12

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Norway (continued)
Telenor	90,213	$2,151,187
Yara International	22,909	986,024

		13,784,766

Portugal–0.15%
†Banco Espirito Santo Class R	169,579	242,388
EDP	242,500	890,731
Galp Energia	47,958	786,102
Jeronimo Martins	32,739	640,230
Portugal Telecom	73,993	321,663

		2,881,114

Singapore–1.36%
Ascendas Real Estate Investment Trust	325,000	566,382
CapitaCommercial Trust	294,000	337,690
CapitaLand	349,000	837,666
CapitaMall Trust	269,000	405,929
CapitaMalls Asia	154,000	239,100
City Developments	50,000	380,228
ComfortDelGro	282,000	449,002
DBS Group Holdings	234,863	3,181,367
Genting Singapore	760,800	900,979
Global Logistic Properties	450,000	1,030,181
Golden Agri-Resources	737,480	318,383
Hutchison Port Holdings Trust	556,400	375,570
Jardine Cycle & Carriage	14,000	398,685
Keppel	202,815	1,797,766
Keppel Land	69,523	183,941
OCBC Bank	354,728	2,866,148
Olam International	201,532	245,050
Sembcorp Industries	151,000	656,678
SembCorp Marine	105,000	370,128
Singapore Airlines	70,000	577,234
Singapore Exchange	113,000	649,857
Singapore Press Holdings	241,000	786,534
Singapore Technologies Engineering	206,000	646,198
Singapore Telecommunications	1,092,000	3,165,970
StarHub	58,000	197,101
United Overseas Bank	174,544	2,936,719
UOL Group	57,000	279,491
Wilmar International	252,000	682,700

		25,462,677

Spain–3.16%
Abertis Infraestructuras	49,839	1,107,301
ACS	19,556	673,118
Amadeus IT Holding	48,598	2,079,564
Banco Bilbao Vizcaya Argentaria	779,760	9,598,661
Banco de Sabadell	426,326	1,111,998
†Banco Popular Espanol	186,543	1,125,310
Banco Santander	1,524,598	13,645,616
†Bankia	600,668	1,019,702
CaixaBank	253,280	1,319,878

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Spain (continued)
Distribuidora Internacional de Alimentacion	79,494	$710,839
Enagas	26,967	704,686
Ferrovial	50,729	981,567
Gas Natural SDG	46,701	1,201,090
Grifols	20,059	959,346
Iberdrola	637,802	4,066,861
Inditex	29,624	4,882,298
Mapfre	133,095	569,987
Red Electrica	13,593	906,945
Repsol YPF	117,384	2,958,408
Telefonica	551,360	8,976,918
Zardoya Otis	23,778	430,155

		59,030,248

Sweden–3.07%
Alfa Laval	40,739	1,045,215
Assa Abloy Class B	43,011	2,272,554
Atlas Copco Class A	93,656	2,596,560
Atlas Copco Class B	55,475	1,407,761
Boliden	42,382	648,797
Electrolux Class B	29,839	781,800
Elekta Class B	46,353	708,865
Ericsson LM Class B	412,607	5,036,370
Getinge Class B	25,713	879,603
Hennes & Mauritz Class B	128,531	5,919,763
Hexagon Class B	29,669	937,889
Husqvarna Class B	37,442	225,427
Industrivarden Class C	17,930	340,972
Investment Kinnevik Class B	32,007	1,482,610
Investor Class B	63,379	2,180,912
†Lundin Petroleum	26,027	507,496
Nordea Bank	411,684	5,546,818
Sandvik	148,499	2,094,316
Scania Class B	39,551	774,274
Securitas Class B	44,925	477,461
Skandinaviska Enskilda Banken Class A	209,544	2,763,010
Skanska Class B	47,028	960,867
SKF Class B	56,464	1,481,147
Svenska Cellulosa Class B	81,871	2,520,616
Svenska Handelsbanken Class A	68,388	3,360,302
Swedbank Class A	124,078	3,492,084
Swedish Match	26,820	862,007
†Tele2 Class B	43,560	493,434
TeliaSonera	328,193	2,732,752
Volvo Class B	208,879	2,742,874

		57,274,556

Switzerland–9.09%
†ABB	296,507	7,804,040
†Actelion	13,802	1,165,767

LVIP SSgA International Index Fund—13

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Switzerland (continued)
†Adecco	18,975	$1,501,665
†Aryzta	11,190	857,971
Baloise Holding	6,265	797,785
†Barry Callebaut	285	357,168
Cie Financiere Richemont Class A	70,449	7,012,522
†Coca-Cola HBC	26,069	760,706
†Credit Suisse Group	204,804	6,260,515
EMS-Chemie Holding	1,211	430,318
†Geberit	5,338	1,618,573
†Givaudan	1,169	1,669,438
†Glencore International	1,431,357	7,412,461
†Holcim	31,713	2,372,876
†Julius Baer Group	31,995	1,536,449
Kuehne & Nagel International Class R	6,758	887,077
Lindt & Spruengli Class R	12	647,013
Lindt & Spruengli PC	97	437,212
†Lonza Group	6,912	655,482
Nestle	435,284	31,861,950
Novartis	310,744	24,801,001
Pargesa Holding Bearer Shares	3,740	301,430
Partners Group Holding	1,979	527,748
Roche Holding	94,892	26,507,215
Schindler Holding	2,390	352,566
Schindler Holding PC	6,002	883,379
SGS	775	1,782,648
Sika Bearer Shares	279	991,715
†Sonova Holding	6,365	856,182
STMicroelectronics	80,409	646,013
Sulzer	2,887	465,687
Swatch Group	4,283	2,830,208
Swatch Group Bearer Shares	5,191	584,213
†Swiss Life Holding	4,088	848,669
†Swiss Prime Site	6,154	476,330
†Swiss Re	47,918	4,407,210
Swisscom	3,304	1,744,035
Syngenta	12,632	5,029,578
Transocean	49,744	2,422,239
†UBS	490,758	9,307,954
Wolseley	37,038	2,100,848
†Zurich Insurance Group	20,152	5,839,359

		169,753,215

United Kingdom–18.30%
3i Group	130,910	834,897
Aberdeen Asset Management	139,123	1,152,008
Admiral Group	23,465	509,071
Aggreko	35,802	1,013,295
AMEC	40,354	727,113
Anglo American	189,797	4,149,061
Antofagasta	50,526	689,491
ARM Holdings	191,697	3,488,989
Associated British Foods	49,794	2,016,241

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
AstraZeneca	168,454	$9,972,021
Aviva	409,009	3,046,087
Babcock International Group	45,638	1,024,124
BAE Systems	442,973	3,191,193
Barclays	2,056,750	9,263,116
BG Group	458,108	9,843,778
BHP Billiton	284,390	8,802,584
BP	2,548,540	20,598,819
British American Tobacco	255,267	13,688,570
British Land	117,524	1,224,232
British Sky Broadcasting Group	144,497	2,019,704
BT Group	1,068,390	6,712,954
Bunzl	48,178	1,156,920
Burberry Group	63,311	1,589,516
Capita	83,589	1,436,921
Capital Shopping Centres Group	78,690	403,857
Carnival	22,973	951,520
Centrica	701,595	4,039,966
Cobham	125,153	568,945
Compass Group	246,724	3,955,244
Croda International	17,676	719,243
Diageo	337,421	11,176,058
Direct Line Insurance Group	138,918	574,235
easyJet	18,156	461,847
G4S	206,308	896,875
GKN	235,141	1,453,694
GlaxoSmithKline	656,235	17,513,633
Hammerson	89,391	743,163
Hargreaves Lansdown	29,037	651,114
HSBC Holdings	2,519,295	27,636,682
ICAP	76,850	574,757
IMI	40,571	1,024,642
Imperial Tobacco Group	131,484	5,091,010
Inmarsat	67,267	842,191
InterContinental Hotels Group	32,902	1,096,864
†International Consolidated Airlines Group	63,368	421,244
†International Consolidated Airlines Group (London Stock Exchange)	60,078	399,940
Intertek Group	19,628	1,023,287
Invensys	77,385	651,680
Investec	62,865	455,589
ITV	526,449	1,691,393
Johnson Matthey	29,212	1,586,798
Kingfisher	330,488	2,105,545
Land Securities Group	112,139	1,789,349
Legal & General Group	821,321	3,029,142
†Lloyds Banking Group	6,726,331	8,786,819
London Stock Exchange Group	23,877	685,275
Marks & Spencer Group	226,340	1,621,565
Meggitt	104,160	909,934
Melrose	170,019	860,755

LVIP SSgA International Index Fund—14

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
National Grid	504,146	$6,579,139
Next	20,194	1,822,659
Old Mutual	631,648	1,978,123
Pearson	113,129	2,512,403
†Persimmon	45,380	931,156
Petrofac	33,351	676,047
Prudential	345,295	7,662,697
Randgold Resources	12,961	813,513
Reckitt Benckiser Group	87,280	6,928,013
Reed Elsevier	152,821	2,275,251
Resolution	204,814	1,200,741
Rexam	98,507	865,444
Rio Tinto	171,057	9,658,687
†Rolls-Royce Holdings	254,991	5,384,205
†Royal Bank of Scotland Group	303,315	1,698,344
RSA Insurance Group	448,119	678,307
SABMiller	129,916	6,671,922
Sage Group	149,496	999,482
Sainsbury (J.)	160,215	968,462
Schroders	14,154	608,983
Segro	102,978	569,610
Serco Group	70,062	579,220
Severn Trent	29,342	828,516
Smith & Nephew	126,002	1,796,665
Smiths Group	51,099	1,252,451
SSE	132,532	3,006,962
Standard Chartered	326,975	7,364,445
Standard Life	332,139	1,977,999
Subsea 7	30,661	587,029
Tate & Lyle	60,203	806,591
TESCO	1,092,819	6,051,125
Travis Perkins	35,717	1,107,305
TUI Travel	66,885	457,584
Tullow Oil	127,099	1,799,678
Unilever	173,215	7,119,899
United Utilities Group	83,615	929,858
Vodafone Group	6,544,751	25,687,866

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Weir Group	25,985	$917,480
Whitbread	23,423	1,455,043
William Hill	130,580	869,123
WM Morrison Supermarkets	280,053	1,210,507

		341,833,094

United States–0.04%
Perrigo	4,851	744,446

		744,446

Total Common Stock (Cost $1,417,928,349)		1,774,341,612

ΔPREFERRED STOCK–0.61%
Germany–0.61%
Bayerische Motoren Werke 2.52%	6,541	558,714
Fuchs Petrolub 1.30%	4,064	397,174
Henkel 0.95%	24,743	2,869,823
Porsche Automobil Holding 2.01%	19,795	2,060,372
Volkswagen 3.56%	19,602	5,505,205

Total Preferred Stock (Cost $7,060,945)		11,391,288

ΔRIGHT–0.00%
Spain–0.00%
†Repsol	117,384	80,097

Total Right (Cost $0)		80,097

MONEY MARKET FUND–3.53%
Dreyfus Treasury & Agency Cash Management Fund	66,007,300	66,007,300

Total Money Market Fund (Cost $66,007,300)		66,007,300

TOTAL VALUE OF SECURITIES–99.13% (Cost $1,490,996,594)	1,851,820,297
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.87%	16,177,730

NET ASSETS APPLICABLE TO 197,503,086 SHARES OUTSTANDING–100.00%	$1,867,998,027

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND STANDARD CLASS ($1,552,698,789 / 164,172,024 Shares)	$9.458

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND SERVICE CLASS ($315,299,238 / 33,331,062 Shares)	$9.460

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$1,550,130,215
Undistributed net investment income	922,337
Accumulated net realized loss	(47,899,045)
Net unrealized appreciation of investments and derivatives	364,844,520

Total net assets	$1,867,998,027

LVIP SSgA International Index Fund—15

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4 and 5.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $4,268,940 cash as collateral for futures contracts, $155,237 for securities purchased and $609,632 payable for fund shares redeemed as of December 31, 2013.

*	If dividend payments are received, the tax witholding rate is at a reduced amount of 15%, rather than 25%.

@	Illiquid security. At December 31, 2013, the aggregate value of illiquid securities was $0, which represents 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)

842 E-mini MSCI EAFE Index	$76,788,335	$80,739,380	3/24/14	$3,951,045

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in Notes to Financial Statements.

Summary of Abbreviations:

CDI–Chess Depository Interest

CVA–Dutch Certificate

FDR–Fiduciary Depositary Receipt

PC–Participation Certificate

REIT–Real Estate Investment Trust

RSP–Risparmio Italian Savings Shares

SCpA–Italian Consortium Joint-Stock Company

SDR–Special Drawing Right

VVPR Strip–Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund—16

LVIP SSgA International Index Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$42,078,278
Foreign tax withheld	(2,844,121)

39,234,157

EXPENSES:
Management fees	5,617,815
Distribution fees-Service Class	681,353
Accounting and administration expenses	519,498
Index fees	473,152
Custodian fees	259,021
Pricing fees	132,895
Reports and statements to shareholders	84,879
Professional fees	79,203
Trustees’ fees and expenses	29,889
Consulting fees	10,479
Other	13,717

7,901,901
Less management fees waived	(602,227)

Total operating expenses	7,299,674

NET INVESTMENT INCOME	31,934,483

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(9,587,437)
Foreign currencies	608,566
Foreign currency exchange contracts	(248,661)
Futures contracts	5,477,518

Net realized loss	(3,750,014)

Net change in unrealized appreciation (depreciation) of:
Investments	234,807,645
Foreign currencies	69,732
Futures contracts	3,114,951

Net change in unrealized appreciation (depreciation)	237,992,328

NET REALIZED AND UNREALIZED GAIN	234,242,314

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$266,176,797

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund

Statements of Changes in Net Assets

	Year Ended

	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$31,934,483	$22,726,716
Net realized loss	(3,750,014)	(16,199,425)
Net change in unrealized appreciation (depreciation)	237,992,328	135,665,856

Net increase in net assets resulting from operations	266,176,797	142,193,147

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(23,510,887)	(14,098,875)
Service Class	(4,109,883)	(3,478,823)

	(27,620,770)	(17,577,698)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	712,381,420	457,530,567
Service Class	104,037,857	26,045,804
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	23,510,886	14,098,875
Service Class	4,109,883	3,478,823

	844,040,046	501,154,069

Cost of shares redeemed:
Standard Class	(178,097,385)	(259,353,311)
Service Class	(55,092,635)	(58,639,102)

	(233,190,020)	(317,992,413)

Increase in net assets derived from capital share transactions	610,850,026	183,161,656

NET INCREASE IN NET ASSETS	849,406,053	307,777,105
NET ASSETS:
Beginning of year	1,018,591,974	710,814,869

End of year	$1,867,998,027	$1,018,591,974

Undistributed net investment income	$922,337	$3,726,436

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund—17

LVIP SSgA International Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund Standard Class

	Year Ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$7.942	$6.851	$7.932	$7.511	$5.959

Income (loss) from investment operations:
Net investment income[1]	0.202	0.206	0.201	0.163	0.157
Net realized and unrealized gain (loss)	1.461	1.031	(1.180)	0.364	1.502

Total from investment operations	1.663	1.237	(0.979)	0.527	1.659

Less dividends and distributions from:
Net investment income	(0.147)	(0.146)	(0.102)	(0.106)	(0.107)

Total dividends and distributions	(0.147)	(0.146)	(0.102)	(0.106)	(0.107)

Net asset value, end of period	$9.458	$7.942	$6.851	$7.932	$7.511

Total return[2]	20.98%	18.13%	(12.38% )	7.05%	27.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,552,699	$800,954	$497,414	$187,470	$111,877
Ratio of expenses to average net assets	0.47%	0.50%	0.54%	0.54%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.51%	0.54%	0.58%	0.64%	0.73%
Ratio of net investment income to average net assets	2.32%	2.80%	2.71%	2.22%	2.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.28%	2.76%	2.67%	2.12%	2.09%
Portfolio turnover	6%	11%	19%	4%	4%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–18

LVIP SSgA International Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund Service Class

	Year Ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$7.944	$6.855	$7.934	$7.514	$5.964

Income (loss) from investment operations:
Net investment income[1]	0.180	0.187	0.189	0.145	0.141
Net realized and unrealized gain (loss)	1.461	1.030	(1.186)	0.362	1.499

Total from investment operations	1.641	1.217	(0.997)	0.507	1.640

Less dividends and distributions from:
Net investment income	(0.125)	(0.128)	(0.082)	(0.087)	(0.090)

Total dividends and distributions	(0.125)	(0.128)	(0.082)	(0.087)	(0.090)

Net asset value, end of period	$9.460	$7.944	$6.855	$7.934	$7.514

Total return[2]	20.69%	17.82%	(12.59% )	6.78%	27.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$315,299	$217,638	$213,401	$222,194	$113,217
Ratio of expenses to average net assets	0.72%	0.75%	0.79%	0.79%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.79%	0.83%	0.89%	0.98%
Ratio of net investment income to average net assets	2.07%	2.55%	2.46%	1.97%	2.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.03%	2.51%	2.42%	1.87%	1.84%
Portfolio turnover	6%	11%	19%	4%	4%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–19

LVIP SSgA International Index Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP SSgA International Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSgA International Index Fund–20

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund.

LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.03% of the first $500 million of average daily net assets of the Fund; and 0.05% of the average daily net assets of the Fund in excess of $500 million. This agreement will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $62,994 and $11,245, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$530,558
Distribution fees payable to LFD	65,259

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $671,039,728 and sales of $80,777,487 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund was as follows:

Cost of investments	$1,532,262,570

Aggregate unrealized appreciation	$436,371,446
Aggregate unrealized depreciation	(116,813,719)

Net unrealized appreciation	$319,557,727

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

LVIP SSgA International Index Fund–21

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Common Stock	$1,774,341,612
Rights	80,097
Money Market Fund	66,007,300
Preferred Stock	11,391,288

Total	$1,851,820,297

Futures Contracts	$3,951,045

The value of Level 3 investments was zero at the end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer ocurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Ordinary income	$27,620,770	$17,577,698

In addition, the Fund declared ordinary income consent dividend of $7,609,349 for the year ended December 31, 2012. Such amount have been deemed paid and contributed to paid-in capital.

LVIP SSgA International Index Fund–22

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,550,130,215
Undistributed ordinary income	8,235,179
Capital loss carryforwards	(9,994,866)
Unrealized appreciation	319,627,499

Net assets	$1,867,998,027

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts and tax treatment of passive foreign investment companies (PFIC).

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, PFICs, and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013 the Fund recorded reclassifications as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(7,117,812)	$(491,537)	$7,609,349

For federal income tax purposes, at December 31, 2013, capital loss carryforwards of $9,994,866 may be carried forward and applied against future capital gains. Capital loss carryforwards, if not utilized in futures years, will expire as follows: $56,183 expires in 2018.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules , including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term. Losses that will be carried forward under the Act are as follows:

Tax Character
Short-Term	Long-Term
$—	$9,938,683

During the fiscal year 2013, the Fund utilized $7,139,664 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	81,192,060	62,076,846
Service Class	11,846,340	3,647,523
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,550,265	1,835,313
Service Class	445,661	452,618

	96,034,326	68,012,300

Shares redeemed:
Standard Class	(20,426,143)	(35,661,223)
Service Class	(6,356,248)	(7,837,431)

	(26,782,391)	(43,498,654)

Net increase	69,251,935	24,513,646

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP SSgA International Index Fund–23

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2013.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$3,951,045	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(248,661)	$—
Equity contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	5,477,518	3,114,951

Total		$5,228,857	$3,114,951

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset	Liability
	Derivative	Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	$3,602,434	$354,434
Futures contracts (average notional value)	47,533,357	—

LVIP SSgA International Index Fund–24

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2013, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA International Index Fund–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA International Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA International Index Fund (one of the series the constituting Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA International Index Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP SSgA International Index Fund–26

LVIP SSgA International Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results (Unaudited)

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the use of a manager of managers structure for the Fund. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

2.	The approval of a manager of managers structure for the Fund:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP SSgA International Index Fund	167,619,888.070	99.044%	88.474%	3.350%	7.220%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with SSgA Funds Management, Inc. (“SSgA” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP SSgA International Index Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent

LVIP SSgA International Index Fund–27

LVIP SSgA International Index Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.03% on assets up to $500 million and 0.05% on assets over $500 million for the Fund through April 30, 2014. The Board noted that the investment management fees for the Fund were above the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed

LVIP SSgA International Index Fund–28

LVIP SSgA International Index Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Foreign Large Blend funds and the MSCI EAFE NR USD Index. The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered that LIAC would continue to monitor performance. The Board concluded that the services provided by SSgA were acceptable.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes breakpoints, and noted that the subadvisory fees for the Fund were lower than or within range of the average fees charged by SSgA to other funds and clients with similar investment objectives and policies as the Fund. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP SSgA International Index Fund–29

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP SSgA International Index Fund–30

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA International Index Fund–31

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454- 6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA International Index Fund–32

LVIP SSgA Large Cap RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP SSgA Large Cap RPM Fund

LVIP SSgA Large Cap RPM Fund

2013 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 13.43% (Standard Class shares with distributions reinvested) since inception on May 1, 2013, while its benchmark, the S&P 500® Index1, returned 17.43% during the same period.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500 Index® gained 32% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe, as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends)2 exceeded 22% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index (net dividends)3 lost (2.60%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index4 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

Through its purchase of Underlying Fund shares, the Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. During May 2013, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund. The volatility management strategy is designed control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the fund. While 2013 was generally a strong year for large cap equities, there were periods of time when markets experienced higher volatility as a result of the future of global central bank policy along with other macro events. During these periods of elevated volatility, the level of hedging within the Fund was increased to control the risk level of the Fund. Overall, the volatility management strategy detracted from results during 2013, a year which saw strong positive equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA S&P 500 Index Fund 2013 Annual Commentary (“Underlying Fund”)

Underlying Fund Performance: Q4 2013

For the period from September 30, 2013 through December 31, 2013, the return of the Underlying Fund slightly lagged the return of its benchmark, the S&P 500 Index®.

Ten of the 10 sectors of the S&P 500 Index® had positive returns for the quarter. The Underlying Fund’s performance had the biggest positive contributions from the Information Technology, Financials, and Industrials.

On an individual securities basis, the largest positive contributors to the relative performance of the Underlying Fund during the period included Apple Inc., Google Inc. Class A, Exxon Mobil Corporation, General Electric Company, and Amazon.com, Inc.

On an individual securities basis, the prominent detractors to the relative performance of the Underlying Fund during the period included Anadarko Petroleum Corporation, Cisco Systems, Inc., Ford Motor Company, Regeneron Pharmaceuticals, Inc., and Newmont Mining Corporation.

Underlying Fund Performance: May 2013 Inception

On a sector basis, the Underlying Fund’s performance benefited from eight of the ten sectors contributing positively with the Information Technology, Financials and Consumer Discretionary sectors contributing the most during the period. Utilities and Telecommunication Services contributed negatively.

On an individual securities basis, the largest positive contributors to the relative performance of the Underlying Fund during the period included Apple Inc., Google Inc. Class A, Exxon Mobil Corporation, General Electric Company, and Amazon.com, Inc.

On an individual securities basis, the prominent detractors to the relative performance of the Underlying Fund during the period included International Business Machines Corporation, Philip Morris International Inc., AT&T Inc., Exelon Corporation, and HCP, Inc.

LVIP SSgA Large Cap RPM Fund–1

LVIP SSgA Large Cap RPM Fund

2013 Annual Report Commentary (continued)

Underlying Fund Benchmark Comparison

The Underlying Fund seeks to replicate the returns and characteristics of the S&P 500 Index®. The Underlying Fund is managed by SSgA Funds Management, Inc., who employs a full replication approach for the Underlying Fund. Their method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. Each fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Underlying Fund has tracked in-line with its S&P 500 Index® benchmark. The Underlying Fund may not always track the performance of the S&P 500 Index® perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Underlying Fund and differences between how and when the Underlying Fund and the Index are valued.

Growth of $10,000 invested 5/1/13 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Large Cap RPM Fund shares on 5/1/13 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,343 for the Standard Class shares and to $11,323 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $11,743. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
Inception (5/1/13)	+13.43%

Service Class Shares
Inception (5/1/13)	+13.23%

1	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2

The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3

The MSCI Emerging Markets Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP SSgA Large Cap RPM Fund–2

LVIP SSgA Large Cap RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual
Standard Class Shares	$1,000.00	$1,118.30	0.25%	$1.33
Service Class Shares	1,000.00	1,116.80	0.50%	2.67

Hypothetical (5% return before expenses)*
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other mutual funds (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds.

LVIP SSgA Large Cap RPM Fund–3

LVIP SSgA Large Cap RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Company	91.97%

Equity Fund	91.97%

Unaffiliated Investment Company	6.83%

Money Market Fund	6.83%

Total Value of Securities	98.80%

Receivables and Other Assets Net of Liabilities	1.20%

Total Net Assets	100.00%

LVIP SSgA Large Cap RPM Fund–4

LVIP SSgA Large Cap RPM Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–91.97%
Equity Fund–91.97%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	1,926,044	$25,537,411

Total Affiliated Investment Company (Cost $23,867,233)		25,537,411

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–6.83%
Money Market Fund–6.83%
Dreyfus Treasury & Agency Cash
Management Fund	1,895,240	$1,895,240

Total Unaffiliated Investment Company (Cost $1,895,240)		1,895,240

TOTAL VALUE OF SECURITIES–98.80% (Cost $25,762,473)	27,432,651
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.20%	334,583

NET ASSETS APPLICABLE TO 2,480,753 SHARES OUTSTANDING–100.00%	$27,767,234

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
41 E-mini S&P 500 Index	$3,683,421	$3,774,255	3/22/14	$90,834

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap RPM Fund–5

LVIP SSgA Large Cap RPM Fund

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in affiliated investment companies, at value	$25,537,411
Investments in unaffiliated investment companies, at value.	1,895,240
Receivables for fund shares sold	326,565
Cash collateral.	168,100
Variation margin receivable on futures contracts	13,120
Expense reimbursement receivable from LIAC	6,299

TOTAL ASSETS	27,946,735

LIABILITIES:
Payable for investment companies purchased.	140,484
Cash overdraft	23,927
Due to manager and affiliates	9,417
Accrued expenses payable	5,185
Payables for fund shares redeemed	488

TOTAL LIABILITIES.	179,501

TOTAL NET ASSETS	$27,767,234

Investments in affiliated investment companies, at cost	$23,867,233
Investments in unaffiliated investment companies, at cost	$1,895,240

Standard Class :
Net Assets	$114,835
Shares Outstanding	10,259
Net Asset Value	$11.194

Service Class :
Net Assets	$27,652,399
Shares Outstanding	2,470,494
Net Asset Value	$11.193

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$26,330,202
Accumulated net realized loss on investments	(323,980)
Net unrealized appreciation of investments and derivatives	1,761,012

Total net assets	$27,767,234

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap RPM Fund–6

LVIP SSgA Large Cap RPM Fund

Statement of Operations

May 1, 2013* to December 31, 2013

INVESTMENT INCOME:
Dividends from affiliated investment companies	$345,602
Dividends from unaffiliated investment companies	51

345,653
EXPENSES:
Management fees	51,815
Accounting and administration expenses	33,214
Distribution fees-Service Class	18,327
Professional fees	17,442
Reports and statements to shareholders	2,211
Custodian fees	311
Trustees’ fees and expenses	57
Consulting fees.	56
Pricing fees	1
Other	330

123,764
Less management fees waived	(37,010)
Less expenses reimbursed	(49,922)

Total operating expenses	36,832

NET INVESTMENT INCOME	308,821

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of investments in affiliated investment companies	(3,829)
Foreign currencies	44
Futures contracts	(320,151)

Net realized loss	(323,936)

Net unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	1,670,178
Futures contracts	90,834

Net unrealized appreciation (depreciation)	1,761,012

NET REALIZED AND UNREALIZED GAIN	1,437,076

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.	$1,745,897

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap RPM Fund

Statement of Changes in Net Assets

5/1/13* to 12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$308,821
Net realized loss	(323,936)
Net unrealized appreciation (depreciation)	1,761,012

Net increase in net assets resulting from operations	1,745,897

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,496)
Service Class.	(308,930)
Return of capital:
Standard Class	(2)
Service Class.	(514)

(310,942)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	101,300
Service Class.	27,936,663
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,498
Service Class.	309,444

28,348,905

Cost of shares redeemed:
Service Class.	(2,016,626)

(2,016,626)

Increase in net assets derived from capital share transactions	26,332,279

NET INCREASE IN NET ASSETS	27,767,234
NET ASSETS:
Beginning of period	—

End of period (there was no undistributed net investment income for the period)	$27,767,234

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap RPM Fund–7

LVIP SSgA Large Cap RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA Large Cap RPM Fund
	Standard Class 5/1/13[1] to 12/31/13	Service Class 5/1/13[1] to 12/31/13

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment loss[2]	0.310	0.298
Net realized and unrealized gain.	1.032	1.025

Total from investment operations	1.342	1.323

Less dividends and distributions from:
Net investment income	(0.148)	(0.130)
Return of capital	— [3]	— [3]

Total dividends and distributions	(0.148)	(0.130)

Net asset value, end of period	$11.194	$11.193

Total return[4]	13.43%	13.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$115	$27,652
Ratio of expenses to average net assets[5]	0.25%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.41%	1.66%
Ratio of net investment loss to average net assets.	4.37%	4.13%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	3.21%	2.97%
Portfolio turnover	8%	8%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Return of capital distributions of $2 and $514 respectively, were made by the Fund’s Standard Class and Service Class, which calculated to de minimus amounts of $0.000 and $0.000 per share.
[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap RPM Fund–8

LVIP SSgA Large Cap RPM Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Large Cap RPM Fund ( Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in another open-end investment company (mutual fund), the LVIP SSgA S&P 500 Index Fund (Underlying Fund). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The Underlying Fund, which is advised by an unaffiliated advisor, invests primarily in stocks that make up the S&P 500 Index and money market instruments. In addition to mutual fund investments, the Fund employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for the open tax year December 31, 2013, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the statement of operations. During the period May 1, 2013* through December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP SSgA Large Cap RPM Fund–9

LVIP SSgA Large Cap RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2013* through December 31, 2013.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Fund (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.50% of average daily net asset of the Fund. This agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of average daily net assets for the Standard Class (and 0.50% for the Service Class). The agreement will continue at least through July 1, 2014 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the period May 1, 2013* through December 31, 2013, fees for the administrative and legal services amounted to $242 and $50, respectively.

Lincoln Life also performs daily trading operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $381 for the period May 1, 2013* to December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013, the Fund had receivable from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$6,299
Management fees payable to LIAC	4,155
Distribution fees payable to LFD	5,169
Trading operation fees payable to Lincoln Life	93

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

At December 31, 2013, Lincoln Life directly owned 98.77% of the Standard Class shares of the Fund.

* Date of commencement of operations.

3. Investments

For the period May 1, 2013* through December 31, 2013, the Fund made purchases of $24,779,300 and sales of $908,238 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

LVIP SSgA Large Cap RPM Fund–10

LVIP SSgA Large Cap RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Cost of investments	$25,767,454

Aggregate unrealized appreciation	$1,665,197
Aggregate unrealized depreciation	—

Net unrealized appreciation	$1,665,197

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Investment Companies	$27,432,651

Futures Contracts	$90,834

There were no Level 3 investments at the end of the period.

During the period May 1, 2013* through December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period following the period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2013* through December 31, 2013 was as follow:

5/1/13* to 12/31/13
Ordinary income	$310,426
Return of capital	516

Total	$310,942

* Date of commencement of operations.

LVIP SSgA Large Cap RPM Fund–11

LVIP SSgA Large Cap RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$26,330,202
Capital loss carryforwards.	(11,236)
Qualified late year losses deferred	(53,760)
Unrealized appreciation	1,502,028

Net assets	$27,767,234

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts and straddles.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2013 through December 31, 2013, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and disallowed expenses. Results of operations and net assets were not affected by these reclassifications.

For the period May 1, 2013* through December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$1,605	$(44)	$(1,561)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

Losses that will be carried forward under the Act are as follows:

Tax Character
Short-term	Long-term
$3,855	$7,381

*	Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/1/13* to 12/31/13
Shares sold:
Standard Class	10,125
Service Class	2,630,348
Shares issued upon reinvestment of dividends and distributions:
Standard Class	134
Service Class	27,753

2,668,360

Shares redeemed:
Service Class	(187,607)

(187,607)

Net increase	2,480,753

*	Date of commencement of operations.

LVIP SSgA Large Cap RPM Fund–12

LVIP SSgA Large Cap RPM Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts (Futures contracts)	Variation margin receivable on futures contracts	$90,834*	Variation margin payable on futures contracts	$—

*

Includes cummulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period May 1, 2013* through December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(320,151)	$90,834

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2013* through December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2013* through December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$507,339	$426,926

*	Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Large Cap RPM Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Large Cap RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA Large Cap RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Large Cap RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP SSgA Large Cap RPM Fund–14

LVIP SSgA Large Cap RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Return of Capital Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.17%	99.83%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

  1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

LVIP SSgA Large Cap RPM Fund–15

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011 - 2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP SSgA Large Cap RPM Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Large Cap RPM Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Large Cap RPM Fund–18

LVIP SSgA S&P 500 Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP SSgA S&P 500 Index Fund

LVIP SSgA S&P 500 Index Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 32.00% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the S&P 500® Index*, returned 32.39%.

Relieved by the orderly mitigation of a fearsome fiscal retrenchment in the US, global equities surged as trading opened in 2013. The turn of the calendar brought renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the year. Continued weakness in the yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs on further diminution of sovereign financial strains. Growth prospects looked buoyant enough to inspire visions of a great rotation out of bonds and into equities, but this promising playbook for 2013 soon started to lose adherents. Even in January, the travails of the yen began to infect emerging market currencies, and by early February, equity traders could no longer neglect the burden of an appreciated euro. Graft allegations in Spain and unsettled elections in Italy made it even easier for European shares to surrender momentum, while an accommodative Bank of England and a credit downgrade of the UK weighed heavily on the British pound. A revived US dollar and worries over tighter property rules in China took their toll on commodity prices, but sentiment stabilized in early March with the affirmation of an official 7.5% objective for Chinese growth in 2013.

Despite electoral indecision in Italy and banking turmoil in Cyprus during the opening months of 2013, global financial markets rode renascent optimism on US and Japanese growth to broadly positive investment performance. That constructive momentum carried easily into April, as the formal announcement of aggressive policy measures in Japan delivered an additional boost to the economic outlook and falling bond yields on the eurozone periphery relieved concerns about regional financial contagion. With weak US employment figures reassuring investors that any retracement of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely. Commodities faltered, however, after Chinese growth data failed to meet expectations, and the arrival of much firmer US payroll data in early May achieved little more than stabilization for metals prices. But the better jobs numbers jolted bond yields from their slumber, with Japanese government debt selling off abruptly when the yen sank to four-year lows against the US dollar. The watershed event of the second quarter arrived on May 22, when US Federal Reserve Chairman Ben Bernanke suggested during congressional testimony that asset purchases might slow if economic conditions continued to improve. The apparent softening in official commitment to unmitigated easing sparked a swift retreat in global equities even as it exacerbated the downturn in bonds, and the attendant surge in worldwide volatility took a steep toll on investment positions that rely most heavily on easy money.

Undergirded by the ongoing support of major central banks, financial assets worldwide delivered healthy returns across a broad front during the third quarter of 2013. Muted inflation pressures and signs of stability in Europe helped equity valuations ratchet higher, outweighing mixed earnings prospects and heightened tensions in the Middle East. Meanwhile, bonds finished a choppy three months on a positive note after the US Federal Reserve unexpectedly refrained from tapering its asset purchases. Affection for the US dollar began slipping well before the Fed failed to follow through with reduced accommodation, allowing energy and metal prices to lead commodities to their best quarter of 2013. While the approach of potentially acrimonious US fiscal negotiations brought September to a cautious close, the month and the quarter wound up with plenty of positive returns. Perhaps the most notable result was outperformance of non-US assets, which have recently regained considerable relative ground after lagging starkly during the first half of the year.

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, not to mention the intimation and eventual announcement of Federal Reserve tapering, developed equity markets during 2013 chalked up one of their best years in recent memory. In the US, the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance. On December 18, investors took kindly to the formal Fed decision to slow asset purchases, as the associated statement implied that actual rate hikes may be delayed even longer. The dovish tone served to corroborate the resiliently accommodative stance of all the major central banks, which had already drawn fresh attention in early November, when the European Central Bank cut rates quickly in response to a starkly lower inflation reading for October. Share prices had little choice but to flourish against the backdrop of munificent financial conditions and restrained volatility.

On a sector basis, the Fund’s performance benefited from ten of ten sectors contributing positively with the financials, health care, and information technology sectors contributing the most during the period.

On an individual security basis, the largest positive contributors to the relative performance of the Fund during this period included

Google Inc. Class A

Microsoft Corporation

General Electric Company

Johnson & Johnson

Exxon Mobil Corporation

On an individual security basis, the prominent detractors to the relative performance of the Fund during this period included

Newmont Mining Corporation

Intuitive Surgical, Inc.

CenturyLink, Inc.

Edwards Lifesciences Corporation

Teradata Corporation

The LVIP Fund seeks to replicate the returns and characteristics of the S&P 500 Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between

LVIP SSgA S&P 500 Index Fund–1

LVIP SSgA S&P 500 Index Fund

2013 Annual Report Commentary (continued)

minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked inline with the S&P 500 Index. The Fund may not always track the performance of the S&P 500 Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA S&P 500 Index Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,879. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $20,430. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 32.00%
Five Years	+ 17.60%
Ten Years	+ 7.11%

Service Class Shares
One Year	+ 31.68%
Five Years	+ 17.31%
Inception (4/30/07)	+ 5.09%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Funds Sub-advisor.

LVIP SSgA S&P 500 Index Fund–2

LVIP SSgA S&P 500 Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual
Standard Class Shares	$1,000.00	$1,161.70	0.22%	$1.20
Service Class Shares	1,000.00	1,160.30	0.47%	2.56

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.84	0.47%	2.40

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA S&P 500 Index Fund–3

LVIP SSgA S&P 500 Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Security Type/Sector	of Net Assets

Common Stock	97.95%

Aerospace & Defense	2.70%
Air Freight & Logistics	0.81%
Airlines	0.22%
Auto Components	0.42%
Automobiles	0.72%
Beverages	2.13%
Biotechnology	2.37%
Building Products	0.05%
Capital Markets	2.17%
Chemicals	2.51%
Commercial Banks	2.73%
Commercial Services & Supplies	0.51%
Communications Equipment	1.70%
Computers & Peripherals	4.02%
Construction & Engineering	0.17%
Construction Materials	0.05%
Consumer Finance	0.99%
Containers & Packaging	0.19%
Distributor	0.08%
Diversified Consumer Services	0.05%
Diversified Financial Services	3.82%
Diversified Telecommunication Services	2.10%
Electric Utilities	1.57%
Electrical Equipment	0.77%
Electronic Equipment, Instruments & Components	0.44%
Energy Equipment & Services	1.83%
Food & Staples Retailing	2.27%
Food Products	1.55%
Gas Utilities	0.11%
Health Care Equipment & Supplies	1.98%
Health Care Providers & Services	2.00%
Health Care Technology	0.10%
Hotels, Restaurants & Leisure	1.72%
Household Durables	0.41%
Household Products	1.96%
Independent Power Producers & Energy Traders	0.11%
Industrial Conglomerates	2.48%
Insurance	4.22%
Internet & Catalog Retail	1.45%
Internet Software & Services	3.50%
IT Services	3.67%
Leisure Equipment & Products	0.13%
Life Sciences Tools & Services	0.50%
Machinery	1.74%

Percentage
Security Type/Sector	of Net Assets

Media	3.24%
Metals & Mining	0.55%
Multiline Retail	0.69%
Multi-Utilities	1.07%
Oil, Gas & Consumable Fuels	8.23%
Paper & Forest Products	0.13%
Personal Products	0.16%
Pharmaceuticals	5.69%
Professional Services	0.18%
Real Estate Investment Trusts	1.81%
Real Estate Management & Development	0.04%
Road & Rail	0.91%
Semiconductors & Semiconductor Equipment	1.99%
Software	3.37%
Specialty Retail	2.18%
Textiles, Apparel & Luxury Goods	0.83%
Thrift & Mortgage Finance	0.06%
Tobacco	1.49%
Trading Companies & Distributors	0.17%
Wireless Telecommunication Services	0.14%

Money Market Fund	1.69%

Short-Term Investments	0.15%

Total Value of Securities	99.79%

Receivables and Other Assets Net of Liabilities	0.21%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	3.00%
Exxon Mobil	2.62%
Google Class A	1.86%
Microsoft	1.69%
General Electric	1.68%
Johnson & Johnson	1.53%
Chevron	1.42%
Procter & Gamble	1.31%
JPMorgan Chase	1.30%
Wells Fargo	1.29%

Total	17.70%

LVIP SSgA S&P 500 Index Fund–4

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets

December 31, 2013

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK–97.95%
Aerospace & Defense–2.70%
Boeing	248,689	$33,943,562
General Dynamics	117,980	11,272,989
Honeywell International	280,772	25,654,138
L-3 Communications Holdings	32,476	3,470,385
Lockheed Martin	96,003	14,271,806
Northrop Grumman	81,533	9,344,497
Precision Castparts	51,847	13,962,397
Raytheon	114,401	10,376,171
Rockwell Collins	48,205	3,563,314
Textron	106,522	3,915,749
United Technologies	302,459	34,419,834

		164,194,842

Air Freight & Logistics–0.81%
Expeditors International of Washington	73,776	3,264,588
FedEx	105,903	15,225,674
Robinson (C.H.) Worldwide	57,727	3,367,793
United Parcel Service Class B	258,524	27,165,702

		49,023,757

Airlines–0.22%
Delta Air Lines	303,600	8,339,892
Southwest Airlines	257,581	4,852,826

		13,192,718

Auto Components–0.42%
Borg Warner	85,798	4,796,966
Delphi Automotive	100,624	6,050,521
Goodyear Tire & Rubber	92,837	2,214,162
Johnson Controls	243,337	12,483,188

		25,544,837

Automobiles–0.72%
Ford Motor	1,409,002	21,740,901
†General Motors	409,206	16,724,249
Harley-Davidson	79,393	5,497,171

		43,962,321

Beverages–2.13%
Beam	60,711	4,131,991
Brown-Forman Class B	59,270	4,479,034
Coca-Cola	1,368,297	56,524,349
Coca-Cola Enterprises	92,532	4,083,437
†Constellation Brands Class A	60,735	4,274,529
Dr Pepper Snapple Group	72,358	3,525,282
Molson Coors Brewing Class B	56,817	3,190,275
†Monster Beverage	51,468	3,487,986
PepsiCo	553,175	45,880,335

		129,577,218

Biotechnology–2.37%
†Alexion Pharmaceuticals	71,705	9,541,067
Amgen	269,857	30,806,875

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Biogen Idec	85,049	$23,792,458
†Celgene	147,120	24,857,395
†Gilead Sciences	548,849	41,246,002
†Regeneron Pharmaceuticals	27,562	7,586,165
†Vertex Pharmaceuticals	84,100	6,248,630

		144,078,592

Building Products–0.05%
Masco	128,321	2,921,869

		2,921,869

Capital Markets–2.17%
Ameriprise Financial	69,882	8,039,924
Bank of New York Mellon	409,703	14,315,023
BlackRock	44,791	14,175,008
†E Trade Financial	109,243	2,145,533
Franklin Resources	143,656	8,293,261
Goldman Sachs Group	149,386	26,480,162
Invesco	160,639	5,847,260
Legg Mason	36,847	1,602,108
Morgan Stanley	495,620	15,542,643
Northern Trust	82,084	5,080,179
Schwab (Charles)	410,325	10,668,450
*State Street	157,690	11,572,869
T. Rowe Price Group	95,535	8,002,967

		131,765,387

Chemicals–2.51%
Air Products & Chemicals	76,799	8,584,592
Airgas	24,651	2,757,214
CF Industries Holdings	20,858	4,860,748
Dow Chemical	431,757	19,170,011
duPont (E.I.) deNemours	329,960	21,437,501
Eastman Chemical	57,127	4,610,149
Ecolab	96,259	10,036,926
FMC	48,901	3,690,069
International Flavors & Fragrances	29,520	2,538,130
LyondellBasell Industries Class A	159,360	12,793,421
Monsanto	190,552	22,208,836
Mosaic	123,447	5,835,340
PPG Industries	52,328	9,924,528
Praxair	104,984	13,651,070
Sherwin-Williams	31,616	5,801,536
Sigma-Aldrich	45,144	4,243,987

		152,144,058

Commercial Banks–2.73%
BB&T	249,126	9,297,382
Comerica	68,952	3,277,978
Fifth Third Bancorp	320,912	6,748,779
Huntington Bancshares	301,320	2,907,738
KeyCorp	341,495	4,582,863
M&T Bank	47,124	5,486,176

LVIP SSgA S&P 500 Index Fund–5

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Commercial Banks (continued)
PNC Financial Services Group	189,346	$14,689,463
Regions Financial	515,714	5,100,411
SunTrust Banks	189,864	6,988,894
U.S. Bancorp	658,156	26,589,502
Wells Fargo	1,722,282	78,191,603
Zions Bancorp	69,942	2,095,462

		165,956,251

Commercial Services & Supplies–0.51%
ADT	68,357	2,766,408
Avery Dennison	37,443	1,879,264
Cintas	39,308	2,342,364
Iron Mountain	64,159	1,947,226
Pitney Bowes	79,154	1,844,288
Republic Services	93,537	3,105,428
†Stericycle	30,501	3,543,301
Tyco International	168,563	6,917,826
Waste Management	153,671	6,895,218

		31,241,323

Communications Equipment–1.70%
Cisco Systems	1,922,524	43,160,664
†F5 Networks	28,296	2,570,975
Harris	40,458	2,824,373
†Juniper Networks	181,204	4,089,774
Motorola Solutions	85,880	5,796,900
QUALCOMM	607,024	45,071,532

		103,514,218

Computers & Peripherals–4.02%
Apple	324,227	181,927,012
EMC	742,767	18,680,590
Hewlett-Packard	686,276	19,202,002
NetApp	123,943	5,099,015
SanDisk	79,127	5,581,619
Seagate Technology	119,372	6,703,932
Western Digital	78,752	6,607,293

		243,801,463

Construction & Engineering–0.17%
Fluor	61,037	4,900,661
†Jacobs Engineering Group	49,534	3,120,147
†Quanta Services	79,787	2,518,078

		10,538,886

Construction Materials–0.05%
Vulcan Materials	46,963	2,790,541

		2,790,541

Consumer Finance–0.99%
American Express	332,150	30,135,970
Capital One Financial	208,630	15,983,144
Discover Financial Services	171,311	9,584,850

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Consumer Finance (continued)
SLM	158,964	$4,177,574

		59,881,538

Containers & Packaging–0.19%
Ball	53,878	2,783,337
Bemis	39,518	1,618,657
MeadWestvaco	63,735	2,353,734
†Owens-Illinois	62,482	2,235,606
Sealed Air	71,497	2,434,473

		11,425,807

Distributor–0.08%
Genuine Parts	57,441	4,778,517

		4,778,517

Diversified Consumer Services–0.05%
Block (H&R)	101,214	2,939,255

		2,939,255

Diversified Financial Services–3.82%
Bank of America	3,832,201	59,667,370
Citigroup	1,091,462	56,876,085
CME Group	111,253	8,728,910
IntercontinentalExchange Group	40,426	9,092,616
JPMorgan Chase	1,351,960	79,062,621
Leucadia National	117,225	3,322,157
McGraw-Hill Financial	97,279	7,607,218
Moody’s	70,942	5,566,819
NASDAQ OMX Group	44,277	1,762,225

		231,686,021

Diversified Telecommunication Services–2.10%
AT&T	1,892,740	66,548,738
CenturyLink	212,403	6,765,036
Frontier Communications	386,549	1,797,453
Verizon Communications	1,026,758	50,454,888
Windstream Holdings	224,992	1,795,436

		127,361,551

Electric Utilities–1.57%
American Electric Power	178,478	8,342,062
Duke Energy	251,948	17,386,931
Edison International	118,904	5,505,255
Entergy	66,172	4,186,702
Exelon	303,156	8,303,443
FirstEnergy	152,506	5,029,648
NextEra Energy	151,058	12,933,586
Northeast Utilities	116,474	4,937,333
Pepco Holdings	94,909	1,815,609
Pinnacle West Capital	39,983	2,115,900
PPL	222,498	6,694,965
Southern	310,926	12,782,168

LVIP SSgA S&P 500 Index Fund–6

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities (continued)
Xcel Energy	185,877	$5,193,403

		95,227,005

Electrical Equipment–0.77%
AMETEK	89,100	4,692,897
Eaton	168,517	12,827,514
Emerson Electric	254,930	17,890,987
Rockwell Automation	51,190	6,048,610
Roper Industries	36,664	5,084,564

		46,544,572

Electronic Equipment, Instruments & Components–0.44%
†Allegion	32,825	1,450,537
Amphenol Class A	58,866	5,249,670
Corning	517,060	9,214,009
FLIR Systems	54,550	1,641,955
Jabil Circuit	71,087	1,239,757
TE Connectivity	146,111	8,052,177

		26,848,105

Energy Equipment & Services–1.83%
Baker Hughes	162,197	8,963,006
†Cameron International	85,500	5,089,815
Diamond Offshore Drilling	26,952	1,534,108
ENSCO Class A	85,559	4,892,264
†FMC Technologies	87,516	4,569,210
Halliburton	301,437	15,297,928
Helmerich & Payne	38,308	3,220,937
Nabors Industries	93,489	1,588,378
National Oilwell Varco	152,090	12,095,718
†Noble	95,163	3,565,758
†Rowan Class A	47,998	1,697,209
Schlumberger	474,455	42,753,140
Transocean	122,600	6,058,892

		111,326,363

Food & Staples Retailing–2.27%
Costco Wholesale	155,948	18,559,371
CVS Caremark	427,621	30,604,835
Kroger	182,923	7,230,946
Safeway	87,180	2,839,453
Sysco	207,518	7,491,400
Walgreen	310,262	17,821,449
Wal-Mart Stores	583,895	45,946,698
Whole Foods Market	131,500	7,604,645

		138,098,797

Food Products–1.55%
Archer-Daniels-Midland	241,223	10,469,078
Campbell Soup	65,950	2,854,316
ConAgra Foods	153,452	5,171,332
General Mills	227,912	11,375,088
Hershey	55,230	5,370,013

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
Hormel Foods	49,436	$2,233,024
Kellogg	93,877	5,733,068
Kraft Foods Group	211,624	11,410,766
McCormick	47,119	3,247,441
Mead Johnson Nutrition	73,859	6,186,430
Mondelez International Class A	636,608	22,472,262
Smucker (J.M.)	39,447	4,087,498
Tyson Foods Class A	98,950	3,310,867

		93,921,183

Gas Utilities–0.11%
AGL Resources	44,483	2,100,932
ONEOK	77,377	4,811,302

		6,912,234

Health Care Equipment & Supplies–1.98%
Abbott Laboratories	555,403	21,288,597
Bard (C.R.)	29,037	3,889,216
Baxter International	193,135	13,432,539
Becton, Dickinson	68,544	7,573,427
†Boston Scientific	489,687	5,886,038
†CareFusion	80,327	3,198,621
Covidien	163,421	11,128,970
DENTSPLY International	52,175	2,529,444
†Edwards Lifesciences	41,608	2,736,142
†Intuitive Surgical	13,723	5,270,730
Medtronic	356,426	20,455,288
St. Jude Medical	104,042	6,445,402
Stryker	104,212	7,830,490
†Varian Medical Systems	38,832	3,016,858
Zimmer Holdings	62,590	5,832,762

		120,514,524

Health Care Providers & Services–2.00%
Aetna	131,744	9,036,321
AmerisourceBergen	84,378	5,932,617
Cardinal Health	119,861	8,007,913
Cigna	100,056	8,752,899
†DaVita HealthCare Partners	65,028	4,120,824
†Express Scripts Holding	290,832	20,428,040
Humana	57,832	5,969,419
†Laboratory Corporation of America Holdings	33,047	3,019,504
McKesson	81,387	13,135,862
Patterson	32,124	1,323,509
Quest Diagnostics	56,111	3,004,183
†Tenet Healthcare	38,968	1,641,332
UnitedHealth Group	363,846	27,397,604
WellPoint	106,188	9,810,709

		121,580,736

LVIP SSgA S&P 500 Index Fund–7

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Technology–0.10%
†Cerner	107,029	$5,965,796

		5,965,796

Hotels, Restaurants & Leisure–1.72%
Carnival	161,691	6,495,127
†Chipotle Mexican Grill	11,522	6,138,691
Darden Restaurants	47,030	2,557,021
International Game Technology	100,292	1,821,303
Marriott International Class A	85,983	4,244,121
McDonald’s	358,218	34,757,893
Starbucks	268,603	21,055,789
Starwood Hotels & Resorts Worldwide	72,105	5,728,742
Wyndham Worldwide	49,773	3,667,772
Wynn Resorts	29,650	5,758,327
Yum Brands	158,624	11,993,561

		104,218,347

Household Durables–0.41%
D.R.Horton	106,074	2,367,572
Garmin	46,124	2,131,851
Harman International Industries	26,206	2,144,961
Leggett & Platt	54,436	1,684,250
Lennar Class A	61,943	2,450,465
†Mohawk Industries	21,800	3,246,020
Newell Rubbermaid	104,404	3,383,734
PulteGroup	130,341	2,655,046
Whirlpool	29,808	4,675,683

		24,739,582

Household Products–1.96%
Clorox	48,985	4,543,849
Colgate-Palmolive	314,952	20,538,020
Kimberly-Clark	136,431	14,251,582
Procter & Gamble	976,668	79,510,542

		118,843,993

Independent Power Producers & Energy Traders–0.11%
AES	221,215	3,209,830
NRG Energy	115,555	3,318,740

		6,528,570

Industrial Conglomerates–2.48%
3M	229,771	32,225,383
Danaher	213,301	16,466,837
General Electric	3,635,069	101,890,984

		150,583,204

Insurance–4.22%
ACE	120,997	12,526,819
AFLAC	169,811	11,343,375
Allstate	164,072	8,948,487
American International Group	528,344	26,971,961
Aon	108,896	9,135,285
Assurant	25,316	1,680,223

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
†Berkshire Hathaway Class B	646,469	$76,645,365
Chubb	90,393	8,734,676
Cincinnati Financial	52,875	2,769,064
†Genworth Financial	184,251	2,861,418
Hartford Financial Services Group	160,589	5,818,139
«Lincoln National	95,036	4,905,758
Loews	114,208	5,509,394
Marsh & McLennan	194,769	9,419,029
MetLife	400,115	21,574,201
Principal Financial Group	102,533	5,055,902
Progressive	201,918	5,506,304
Prudential Financial	165,725	15,283,160
Torchmark	34,253	2,676,872
Travelers	132,806	12,024,255
Unum Group	98,811	3,466,290
XL Group	105,842	3,370,009

		256,225,986

Internet & Catalog Retail–1.45%
†Amazon.com	132,758	52,942,563
Expedia	40,249	2,803,745
†Netflix	20,800	7,657,936
†priceline.com	18,375	21,359,100
†TripAdvisor	42,134	3,489,959

		88,253,303

Internet Software & Services–3.50%
†Akamai Technologies	63,603	3,000,790
†eBay	416,444	22,858,611
†Facebook Class A	588,800	32,183,808
†Google Class A	101,120	113,326,195
Twenty-First Century Fox Class A	710,357	24,990,359
†VeriSign	46,087	2,755,081
†Yahoo	337,723	13,657,518

		212,772,362

IT Services–3.67%
Accenture Class A	230,167	18,924,331
†Alliance Data Systems	17,400	4,574,982
Automatic Data Processing	171,968	13,896,734
†Cognizant Technology Solutions Class A	110,308	11,138,902
Computer Sciences	54,985	3,072,562
Fidelity National Information Services	107,989	5,796,850
†Fiserv	97,312	5,746,274
International Business Machines	366,763	68,793,736
MasterCard Class A	37,142	31,030,655
Paychex	119,076	5,421,530
†Teradata	58,728	2,671,537
Total System Services	62,868	2,092,247
Visa Class A	182,982	40,746,432
Western Union	201,787	3,480,826

LVIP SSgA S&P 500 Index Fund–8

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
Xerox	423,685	$5,156,246

		222,543,844

Leisure Equipment & Products–0.13%
Hasbro	43,184	2,375,552
Mattel	121,568	5,784,205

		8,159,757

Life Sciences Tools & Services–0.50%
Agilent Technologies	116,437	6,659,032
†Life Technologies	63,169	4,788,210
PerkinElmer	42,975	1,771,859
Thermo Fisher Scientific	128,353	14,292,107
†Waters	30,816	3,081,600

		30,592,808

Machinery–1.74%
Caterpillar	227,281	20,639,388
Cummins	61,529	8,673,743
Deere	136,100	12,430,013
Dover	63,651	6,144,868
Flowserve	52,084	4,105,782
Illinois Tool Works	146,519	12,319,318
Ingersoll-Rand	98,475	6,066,060
Joy Global	39,734	2,324,042
PACCAR	124,855	7,387,670
Pall	42,008	3,585,383
Parker Hannifin	54,882	7,060,020
Pentair	71,694	5,568,473
Snap-on	21,775	2,384,798
Stanley Black & Decker	55,740	4,497,661
Xylem	70,173	2,427,986

		105,615,205

Media–3.24%
Cablevision Systems Class A	83,041	1,488,925
CBS Class B	199,984	12,746,980
Comcast Class A	938,172	48,752,108
†DIRECTV	175,596	12,131,928
†Discovery Communications Class A	81,343	7,355,034
Disney (Walt)	587,190	44,861,316
Gannett	85,605	2,532,196
Graham Holdings	1,414	937,934
Interpublic Group	148,780	2,633,406
†News Class A	177,590	3,200,172
Omnicom Group	94,697	7,042,616
Scripps Networks Interactive Class A	40,253	3,478,262
Time Warner	328,833	22,926,237
Time Warner Cable	101,723	13,783,467
Viacom Class B	144,323	12,605,171

		196,475,752

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Metals & Mining–0.55%
Alcoa	385,381	$4,096,600
Allegheny Technologies	41,671	1,484,738
Cliffs Natural Resources	60,394	1,582,927
Freeport-McMoRan Copper & Gold	369,261	13,935,910
Newmont Mining	182,132	4,194,500
Nucor	116,143	6,199,713
U.S. Steel	55,601	1,640,230

		33,134,618

Multiline Retail–0.69%
†Dollar General	108,429	6,540,437
†Dollar Tree	72,260	4,076,909
Family Dollar Stores	34,715	2,255,434
Kohl’s	74,603	4,233,720
Macy’s	132,617	7,081,748
Nordstrom	53,611	3,313,160
Target	224,838	14,225,500

		41,726,908

Multi-Utilities–1.07%
Ameren	89,301	3,229,124
CenterPoint Energy	160,835	3,728,155
CMS Energy	93,238	2,495,981
Consolidated Edison	105,912	5,854,815
Dominion Resources	206,110	13,333,256
DTE Energy	64,892	4,308,180
Integrys Energy Group	30,336	1,650,582
NiSource	110,895	3,646,228
PG&E	161,973	6,524,272
Public Service Enterprise Group	182,889	5,859,764
SCANA	50,206	2,356,168
Sempra Energy	80,088	7,188,699
TECO Energy	78,862	1,359,581
Wisconsin Energy	81,234	3,358,214

		64,893,019

Oil, Gas & Consumable Fuels–8.23%
Anadarko Petroleum	179,227	14,216,286
Apache	143,726	12,351,812
Cabot Oil & Gas	153,596	5,953,381
Chesapeake Energy	189,605	5,145,880
Chevron	690,934	86,304,566
ConocoPhillips	438,010	30,945,407
CONSOL Energy	82,032	3,120,497
†Denbury Resources	135,238	2,221,960
Devon Energy	134,914	8,347,129
EOG Resources	97,101	16,297,432
EQT	55,707	5,001,374
Exxon Mobil	1,572,310	159,117,772
Hess	102,020	8,467,660
Kinder Morgan	237,981	8,567,316
Marathon Oil	251,429	8,875,444
Marathon Petroleum	111,010	10,182,947

LVIP SSgA S&P 500 Index Fund–9

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Murphy Oil	62,565	$4,059,217
†Newfield Exploration	53,397	1,315,168
Noble Energy	131,385	8,948,632
Occidental Petroleum	288,398	27,426,650
Peabody Energy	103,642	2,024,128
Phillips 66	217,871	16,804,390
Pioneer Natural Resources	49,014	9,022,007
QEP Resources	67,867	2,080,124
Range Resources	60,506	5,101,261
†Southwestern Energy	130,150	5,118,800
Spectra Energy	236,590	8,427,336
Tesoro	50,861	2,975,369
Valero Energy	191,945	9,674,028
Williams	250,118	9,647,051
†WPX Energy	77,501	1,579,470

		499,320,494

Paper & Forest Products–0.13%
International Paper	162,101	7,947,812

		7,947,812

Personal Products–0.16%
Avon Products	154,102	2,653,636
Estee Lauder Class A	90,067	6,783,846

		9,437,482

Pharmaceuticals–5.69%
AbbVie	567,710	29,980,765
†Actavis	61,462	10,325,616
Allergan	108,582	12,061,289
Bristol-Myers Squibb	589,526	31,333,307
†Forest Laboratories	88,463	5,310,434
†Hospira	59,771	2,467,347
Johnson & Johnson	1,012,481	92,733,135
Lilly (Eli)	353,852	18,046,452
Merck	1,050,081	52,556,554
†Mylan	138,405	6,006,777
Perrigo	47,851	7,343,214
Pfizer	2,328,548	71,323,425
Zoetis	184,121	6,018,915

		345,507,230

Professional Services–0.18%
Dun & Bradstreet	13,178	1,617,600
Equifax	43,118	2,979,023
Nielsen Holdings	90,900	4,171,401
Robert Half International	52,417	2,200,990

		10,969,014

Real Estate Investment Trusts–1.81%
American Tower	140,303	11,198,985
Apartment Investment & Management	56,213	1,456,479
AvalonBay Communities	44,048	5,207,795

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Boston Properties	55,112	$5,531,591
Equity Residential	120,942	6,273,262
General Growth Properties	199,500	4,003,965
HCP	169,723	6,164,339
Health Care REIT	104,401	5,592,762
Host Hotels & Resorts	280,451	5,451,967
Kimco Realty	145,845	2,880,439
Macerich	49,410	2,909,755
Plum Creek Timber	66,586	3,096,915
ProLogis	183,089	6,765,139
Public Storage	52,851	7,955,133
Simon Property Group	110,748	16,851,416
Ventas	108,995	6,243,234
Vornado Realty Trust	62,974	5,591,461
Weyerhaeuser	211,108	6,664,680

		109,839,317

Real Estate Management & Development–0.04%
†CBRE Group Class A	93,976	2,471,569

		2,471,569

Road & Rail–0.91%
CSX	361,404	10,397,593
Kansas City Southern	41,238	5,106,502
Norfolk Southern	110,632	10,269,969
Ryder System	20,186	1,489,323
Union Pacific	166,001	27,888,168

		55,151,555

Semiconductors & Semiconductor Equipment–1.99%
Altera	118,527	3,855,683
Analog Devices	112,622	5,735,838
Applied Materials	441,053	7,802,228
Broadcom Class A	199,372	5,911,380
†First Solar	24,332	1,329,500
Intel	1,786,928	46,388,651
KLA-Tencor	58,921	3,798,048
†Lam Research	61,450	3,345,953
Linear Technology	82,733	3,768,488
LSI	213,560	2,353,431
Microchip Technology	74,303	3,325,059
†Micron Technology	367,159	7,989,380
NVIDIA	217,610	3,486,112
Texas Instruments	392,924	17,253,293
Xilinx	97,655	4,484,318

		120,827,362

Software–3.37%
†Adobe Systems	171,400	10,263,432
†Autodesk	80,503	4,051,716
CA	117,419	3,951,149
†Citrix Systems	69,656	4,405,742
†Electronic Arts	115,779	2,655,970

LVIP SSgA S&P 500 Index Fund–10

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
Intuit	104,940	$8,009,021
Microsoft	2,737,488	102,464,176
Oracle	1,260,878	48,241,192
†Red Hat	69,303	3,883,740
†salesforce.com	194,636	10,741,961
Symantec	260,525	6,143,180

		204,811,279

Specialty Retail–2.18%
†AutoNation	24,806	1,232,610
†AutoZone	12,227	5,843,772
†Bed Bath & Beyond	77,126	6,193,218
Best Buy	101,077	4,030,951
†CarMax	79,609	3,743,215
GameStop Class A	44,363	2,185,321
Gap	95,150	3,718,462
Home Depot	505,985	41,662,805
L Brands	88,343	5,464,015
Lowe’s	375,497	18,605,876
†O’Reilly Automotive	40,557	5,220,091
PETsMART	38,630	2,810,333
Ross Stores	80,713	6,047,825
Staples	241,935	3,844,347
Tiffany & Co.	41,715	3,870,318
TJX	255,046	16,254,082
†Urban Outfitters	41,817	1,551,411

		132,278,652

Textiles, Apparel & Luxury Goods–0.83%
Coach	102,134	5,732,781
†Fossil Group	19,083	2,288,815
†Michael Kors Holdings	65,200	5,293,588
NIKE Class B	267,334	21,023,146
PVH	30,633	4,166,701
Ralph Lauren	22,772	4,020,852
VF	124,252	7,745,870

		50,271,753

Thrift & Mortgage Finance–0.06%
Hudson City Bancorp	183,952	1,734,667
People’s United Financial	108,817	1,645,304

		3,379,971

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Tobacco–1.49%
Altria Group	717,401	$27,541,024
Lorillard	136,267	6,906,012
Philip Morris International	575,616	50,153,422
Reynolds American	117,960	5,896,820

		90,497,278

Trading Companies & Distributors–0.17%
Fastenal	99,103	4,708,384
Grainger (W.W.)	22,353	5,709,403

		10,417,787

Wireless Telecommunication Services–0.14%
†Crown Castle International	116,565	8,559,368

		8,559,368

Total Common Stock (Cost $4,399,789,007)		5,946,255,466

MONEY MARKET FUND–1.69%
Dreyfus Treasury & Agency Cash Management Fund	102,505,639	102,505,639

Total Money Market Fund (Cost $102,505,639)		102,505,639

	Principal Amount°
SHORT-TERM INVESTMENTS–0.15%
U.S. Treasury Obligation–0.15%
U.S. Treasury Bills
≠¥0.015% 2/13/14	280,000	279,997
≠¥0.046% 2/20/14	8,595,000	8,594,794

Total Short-Term Investments (Cost $8,874,441)		8,874,791

TOTAL VALUE OF SECURITIES–99.79% (Cost $4,511,169,087)	6,057,635,896
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.21%	12,698,790

NET ASSETS APPLICABLE TO 457,801,759 SHARES OUTSTANDING–100.00%	$6,070,334,686

LVIP SSgA S&P 500 Index Fund–11

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND STANDARD CLASS ($5,143,799,125 / 387,942,584 Shares)	$13.259

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND SERVICE CLASS ($926,535,561 / 69,859,175 Shares)	$13.263

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$4,615,699,979
Undistributed net investment income	927,052
Accumulated net realized loss on investments	(96,213,545)
Net unrealized appreciation of investments and derivatives.	1,549,921,200

Total net assets	$6,070,334,686

†	Non-income producing for the period.

«	Of this amount, $2,319,907 represents payable for fund shares redeemed as of December 31, 2013.

*	Considered an affiliated company. Investments in companies considered to be affiliates of the Fund were as follows:

Company	Balance at Beginning of Period	Gross Additions	Gross Reductions	Realized Gain During the Period	Value 12/31/13	Dividend Income
Lincoln National	$1,649,390	$988,666	$—	$—	$4,905,758	$37,733
State Street	4,762,066	2,734,531	(4,031,941)	(1,461)	11,572,869	148,463

	$6,411,456				$16,478,627

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1,265 E-mini S&P 500 Index	$112,995,185	$116,449,575	3/22/14	$3,454,390

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–12

LVIP SSgA S&P 500 Index Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$95,956,527
Interest	15,188
Foreign tax withheld	(24,708)

95,947,007

EXPENSES:
Management fees	7,996,138
Distribution fees-Service Class	1,915,487
Accounting and administration expenses	1,704,238
Index Fees	462,273
Reports and statements to shareholders	263,579
Professional fees	134,556
Trustees’ fees and expenses	92,002
Custodian fees	55,908
Consulting fees	31,066
Pricing fees	6,941
Other	39,810

12,701,998
Less management fees waived	(45,677)

Total operating expenses	12,656,321

NET INVESTMENT INCOME	83,290,686

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	2,887,345
Foreign currencies	391,270
Futures contracts	25,806,677

Net realized gain	29,085,292

Net change in unrealized appreciation (depreciation) of:
Investments	1,097,078,919
Futures contracts	3,982,938

Net change in unrealized appreciation (depreciation)	1,101,061,857

NET REALIZED AND UNREALIZED GAIN	1,130,147,149

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,213,437,835

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund

Statements of Changes in Net Assets

	Year Ended

	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$83,290,686	$45,708,394
Net realized gain (loss)	29,085,292	(23,708,020)
Net change in unrealized appreciation (depreciation)	1,101,061,857	280,853,421

Net increase in net assets resulting from operations	1,213,437,835	302,853,795

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(72,192,105)	(22,836,242)
Service Class	(11,198,981)	(3,640,265)

	(83,391,086)	(26,476,507)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,557,405,928	1,356,021,768
Service Class	381,160,901	137,067,452
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	72,192,105	22,836,242
Service Class	11,198,981	3,640,265

	3,021,957,915	1,519,565,727

Cost of shares redeemed:
Standard Class	(830,665,483)	(525,832,533)
Service Class	(176,063,504)	(120,029,042)

	(1,006,728,987)	(645,861,575)

Increase in net assets derived from capital share transactions	2,015,228,928	873,704,152

NET INCREASE IN NET ASSETS	3,145,275,677	1,150,081,440
NET ASSETS:
Beginning of year	2,925,059,009	1,774,977,569

End of year	$6,070,334,686	$2,925,059,009

Undistributed net investment income	$927,052	$19,475,102

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–13

LVIP SSgA S&P 500 Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

		LVIP SSgA S&P 500 Index Fund Standard Class

			Year Ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$10.191	$8.896	$8.815	$7.768	$6.237

Income (loss) from investment operations:
Net investment income[1]	0.220	0.202	0.164	0.137	0.131
Net realized and unrealized gain (loss)	3.038	1.189	(0.001)	1.004	1.495

Total from investment operations	3.258	1.391	0.163	1.141	1.626

Less dividends and distributions from:
Net investment income	(0.190)	(0.096)	(0.082)	(0.094)	(0.095)

Total dividends and distributions	(0.190)	(0.096)	(0.082)	(0.094)	(0.095)

Net asset value, end of period	$13.259	$10.191	$8.896	$8.815	$7.768

Total return[2]	32.00%	15.65%	1.85%	14.73%	26.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,143,799	$2,396,852	$1,332,511	$614,978	$478,447
Ratio of expenses to average net assets	0.23%	0.25%	0.28%	0.30%	0.31%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.23%	0.25%	0.28%	0.30%	0.32%
Ratio of net investment income to average net assets	1.84%	2.04%	1.85%	1.72%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.84%	2.04%	1.85%	1.72%	1.96%
Portfolio turnover	8%	14%	11%	5%	21%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–14

LVIP SSgA S&P 500 Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

		LVIP SSgA S&P 500 Index Fund Service Class

			Year Ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$10.196	$8.901	$8.820	$7.773	$6.243

Income (loss) from investment operations:
Net investment income[1]	0.190	0.177	0.143	0.118	0.114
Net realized and unrealized gain (loss)	3.037	1.189	(0.002)	1.003	1.494

Total from investment operations	3.227	1.366	0.141	1.121	1.608

Less dividends and distributions from:
Net investment income	(0.160)	(0.071)	(0.060)	(0.074)	(0.078)

Total dividends and distributions	(0.160)	(0.071)	(0.060)	(0.074)	(0.078)

Net asset value, end of period	$13.263	$10.196	$8.901	$8.820	$7.773

Total return[2]	31.68%	15.36%	1.60%	14.45%	25.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$926,536	$528,207	$442,467	$438,189	$228,498
Ratio of expenses to average net assets	0.48%	0.50%	0.53%	0.55%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.48%	0.50%	0.53%	0.55%	0.57%
Ratio of net investment income to average net assets	1.59%	1.79%	1.60%	1.47%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.79%	1.60%	1.47%	1.71%
Portfolio turnover	8%	14%	11%	5%	21%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–15

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP SSgA S&P 500 Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500®” are trademarks of Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the product.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the statement of operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP SSgA S&P 500 Index Fund–16

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund; 0.20% of the next $500 million; and 0.16% of the average daily net assets in excess of $1 billion.

The Fund received a large amount of new assets when it was substituted for other mutual funds as an investment for certain insurance products. To effect the substitution, the Fund accepted securities in lieu of cash. The Fund subsequently sold a portion of these securities and incurred transaction costs (e.g., brokerage commissions). The Fund’s adviser waived a portion of its advisory fee to offset these costs.

SSgA Funds Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

The Fund has investments in Lincoln National Corporation, the parent company of LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $204,775 and $36,888, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$860,780
Distribution fees payable to LFD	194,969

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

LVIP SSgA S&P 500 Index Fund–17

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $2,418,019,994 and sales of $379,698,444 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes of investments were as follows:

Cost of investments	$4,618,628,539

Aggregate unrealized appreciation	$1,570,043,134
Aggregate unrealized depreciation	(131,035,777)

Net unrealized appreciation	$1,439,007,357

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Common Stock	$5,946,255,466	$—	$5,946,255,466
Money Market Fund	102,505,639	—	102,505,639
Short-Term Investments	—	8,874,791	8,874,791

Total	$6,048,761,105	$8,874,791	$6,057,635,896

Futures Contracts	$3,454,390	$—	$3,454,390

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012.

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$83,391,086	$26,476,507

In addition, the Fund declared an ordinary income consent dividend of $19,064,628 for the year ended December 31, 2012. The amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

LVIP SSgA S&P 500 Index Fund–18

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,615,699,979
Undistributed ordinary income	11,637,274
Unrealized appreciation	1,439,007,357
Undistributed long-term capital gain	3,990,076

Net assets	$6,070,334,686

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of passive foreign investment companies, return of capital on investments, tax character of distributions from real estate investment trusts, and market-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends, return of capital on investments, partnership income, and treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Loss	Accumulated Net Investment Loss	Paid-in Capital
$(18,447,650)	$(616,973)	$19,064,623

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $19,028,011 was utilized in 2013.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	215,774,810	136,388,747
Service Class	31,869,167	14,006,822
Shares issued upon reinvestment of dividends and distributions:
Standard Class	5,537,478	2,275,432
Service Class	858,686	362,468

	254,040,141	153,033,469

Shares redeemed:
Standard Class	(68,554,590)	(53,266,127)
Service Class	(14,671,769)	(12,276,282)

	(83,226,359)	(65,542,409)

Net increase	170,813,782	87,491,060

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility

LVIP SSgA S&P 500 Index Fund–19

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$3,454,390	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	25,806,677	3,982,938

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$96,258,117	$442,162

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA S&P 500 Index Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA S&P 500 Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA S&P 500 Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA S&P 500 Index Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP SSgA S&P 500 Index Fund–21

LVIP SSgA S&P 500 Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the use of a manager of managers structure for the Fund. Shareholders of record on June 13, 2013 were entitled to vote on the proposals. The proposals were approved by shareholders of the Trust and the Fund, respectively, at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2.	The approval of a manager of managers structure for the Fund:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP SSgA S&P 500 Index Fund	406,442,885.040	91.521%	78.545%	4.998%	7.978%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with SSgA Funds Management, Inc. (“SSgA” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP SSgA S&P 500 Index Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent

LVIP SSgA S&P 500 Index Fund–22

LVIP SSgA S&P 500 Index Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees for the Fund were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment

LVIP SSgA S&P 500 Index Fund–23

LVIP SSgA S&P 500 Index Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Blend funds and the S&P 500 TR USD Index. The Board noted that the Fund’s returns were below the median of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that the subadviser’s tracking error relative to the benchmark over recent periods was low and concluded that the services provided by SSgA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes breakpoints, and noted that the subadvisory fees for the Fund were lower than or within range of the average fees charged by SSgA to other funds and clients with similar investment objectives and policies as the Fund. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP SSgA S&P 500 Index Fund–24

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP SSgA S&P 500 Index Fund–25

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA S&P 500 Index Fund–26

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O.Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN(454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940,by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’sPublic Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling1-800-SEC-0330. You may also request a copy by calling1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN(454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA S&P 500 Index Fund–27

LVIP SSgA Small-Cap Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Cap Index Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 37.90% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 2000® Index*, returned 38.82%

Relieved by the orderly mitigation of a fearsome fiscal retrenchment in the US, global equities surged as trading opened in 2013. The turn of the calendar brought renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the year. Continued weakness in the yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs on further diminution of sovereign financial strains. Growth prospects looked bouyant enough to inspire visions of a great rotation out of bonds and into equities, but this promising playbook for 2013 soon started to lose adherents. Even in January, the travails of the yen began to infect emerging market currencies, and by early February, equity traders could no longer neglect the burden of an appreciated euro. Graft allegations in Spain and unsettled elections in Italy made it even easier for European shares to surrender momentum, while an accomodative Bank of England and a credit downgrade of the UK weighed heavily on the British pound. A revived US dollar and worries over tighter property rules in China took their toll on commodity prices, but sentiment stabilized in early March with the affirmation of an official 7.5% objective for Chinese growth in 2013.

Despite electoral indecision in Italy and banking turmoil in Cyprus during the opening months of 2013, global financial markets rode renascent optimism on US and Japanese growth to broadly positive investment performance. That constructive momentum carried easily into April, as the formal announcement of aggressive policy measures in Japan delivered an additional boost to the economic outlook and falling bond yields on the eurozone periphery relieved concerns about regional financial contagion. With weak US employment figures reassuring investors that any retracement of monetary accomodation remained a distant prospect, both bonds and stocks appreciated nicely. Commodities faltered, however, after Chinese growth data failed to meet expectations, and the arrival of much firmer US payroll data in early May achieved little more than stabilization for metals prices. But the better jobs numbers jolted bond yields from their slumber, with Japanese government debt selling off abruptly when the yen sank to four-year lows against the US dollar. The watershed event of the second quarter arrived on May 22, when US Federal Reserve Chairman Ben Bernanke suggested during congressional testimony that asset purchases might slow if economic conditions continued to improve. The apparent softening in official commitment to unmitigated easing sparked a swift retreat in global equities even as it exacerbated the downturn in bonds, and the attendant surge in worldwide volatility took a steep toll on investment positions that rely most heavily on easy money.

Undergirded by the ongoing support of major central banks, financial assets worldwide delivered healthy returns across a broad front during the third quarter of 2013. Muted inflation pressures and signs of stability in Europe helped equity valuations ratchet higher, outweighing mixed earnings prospects and heightened tensions in the Middle East. Meanwhile, bonds finished a choppy three months on a positive note after the US Federal Reserve unexpectedly refrained from tapering its asset purchases. Affection for the US dollar began slipping well before the Fed failed to follow through with reduced accomodation, allowing energy and metal prices to lead commodities to their best quarter of 2013. While the approach of potentially acrimonious US fiscal negotiations brought September to a cautious close, the month and the quarter wound up with plenty of positive returns. Perhaps the most notable result was outperformance of non-US assets, which have recently regained considerable relative ground after lagging starkly during the first half of the year.

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, not to mention the intimation and eventual announcement of Federal Reserve tapering, developed equity markets during 2013 chalked up one of their best years in recent memory. In the US, the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance. On December 18, investors took kindly to the formal Fed decision to slow asset purchases, as the associated statement implied that actual rate hikes may be delayed even longer. The dovish tone served to corroborate the resiliently accomodative stance of all the major central banks, which had already drawn fresh attention in early November, when the European Central Bank cut rates quickly in response to a starkly lower inflation reading for October. Share prices had little choice but to flourish against the backdrop of munificent financial conditions and restrained volatility.

On a sector basis, the Fund’s performance benefited from all ten of the ten sectors being positive, with information technology, financials and consumer discretionary sectors contributing the most.

On an individual security basis, the greatest positive contributors to the relative performance of the Fund during this period included Isis Pharmacyclics, Inc., CoStar Group, Inc., Rite Aid Corporation, Alnylam Pharmaceuticals, Inc., and Fifth & Pacific Companies, Inc.

On an individual security basis, the prominent detractors to the relative performance of the Fund during this period included Couer Mining, Inc., Atlantic Power Corporation, Hecla Mining Company, Arch Coal Inc., and Arena Pharmaceuticals, Inc.

LVIP SSgA Small-Cap Index Fund–1

LVIP SSgA Small-Cap Index Fund

2013 Annual Report Commentary (continued)

The Fund seeks to replicate the returns and characteristics of the Russell 2000 Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked in line with the Russell 2000 Index. The Fund may not always track the performance of the Russell 2000 Index perfectly due to expenses and transactions costs, the size and frequency of cash flow into and out of the Fund and the differences between how and when the Fund and the index are valued.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/2003 through 12/31/ 2013

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Cap Index Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,436. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $23,831. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company seperate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 37.90%
Five Years	+ 19.39%
Ten Years	+ 8.42%

Service Class Shares
One Year	+ 37.56%
Five Years	+ 19.09%
Inception (4/30/07)	+ 6.13%

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

Commencing April 30, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

Effective April 30, 2007, the Fund’s investment objective changed from active management of small-cap growth companies to passive management of a small-cap index strategy. Performance prior to April 30, 2007, reflects that of the former investment objective.

LVIP SSgA Small-Cap Index Fund–2

LVIP SSgA Small-Cap Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,195.40	0.38%	$2.10
Service Class Shares	1,000.00	1,193.90	0.63%	3.48
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.29	0.38%	$1.94
Service Class Shares	1,000.00	1,022.03	0.63%	3.21

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Small-Cap Index Fund–3

LVIP SSgA Small-Cap Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	96.23%

Aerospace & Defense	1.69%
Air Freight & Logistics	0.44%
Airlines	0.47%
Auto Components	0.93%
Automobiles	0.05%
Beverages	0.16%
Biotechnology	3.88%
Building Products	0.75%
Capital Markets	2.77%
Chemicals	2.29%
Commercial Banks	7.00%
Commercial Services & Supplies	2.12%
Communications Equipment	1.85%
Computers & Peripherals	0.39%
Construction & Engineering	0.84%
Construction Materials	0.15%
Consumer Finance	0.73%
Containers & Packaging	0.25%
Distributor	0.23%
Diversified Consumer Services	1.01%
Diversified Financial Services	0.31%
Diversified Telecommunication Services	0.52%
Electric Utilities	1.25%
Electrical Equipment	1.69%
Electronic Equipment, Instruments & Components	2.46%
Energy Equipment & Services	1.75%
Food & Staples Retailing	1.40%
Food Products	1.61%
Gas Utilities	0.84%
Health Care Equipment & Supplies	3.46%
Health Care Providers & Services	2.46%
Health Care Technology	0.87%
Hotels, Restaurants & Leisure	2.74%
Household Durables	1.09%
Household Products	0.22%
Independent Power Producers & Energy Traders	0.26%
Industrial Conglomerates	0.09%
Insurance	2.34%
Internet & Catalog Retail	0.44%
Internet Software & Services	2.70%
IT Services	2.14%
Leisure Equipment & Products	0.54%
Life Sciences Tools & Services	0.40%
Machinery	3.19%
Marine	0.08%
Media	1.36%
Metals & Mining	1.35%

Security Type/Sector	Percentage of Net Assets

Multiline Retail	0.09%
Multi-Utilities	0.34%
Oil, Gas & Consumable Fuels	3.51%
Paper & Forest Products	0.72%
Personal Products	0.31%
Pharmaceuticals	1.55%
Professional Services	1.38%
Real Estate Investment Trusts	6.75%
Real Estate Management & Development	0.59%
Road & Rail	0.51%
Semiconductors & Semiconductor Equipment	3.24%
Software	3.99%
Specialty Retail	3.21%
Textiles, Apparel & Luxury Goods	1.36%
Thrift & Mortgage Finance	1.62%
Tobacco	0.14%
Trading Companies & Distributors	0.94%
Transportation Infrastructure	0.05%
Water Utilities	0.22%
Wireless Telecommunication Services	0.15%

Closed-End Fund	0.01%

Rights	0.00%

Warrant	0.00%

Money Market Fund	3.46%

Short-Term Investments	0.14%

Total Value of Securities	99.84%

Receivables and Other Assets Net of Liabilities	0.16%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets

CoStar Group	0.30%
athenahealth	0.28%
Acuity Brands	0.27%
Middleby	0.26%
Isis Pharmaceuticals	0.26%
Ultimate Software Group	0.24%
PTC	0.24%
Align Technology	0.24%
Brunswick	0.24%
CNO Financial Group	0.22%

Total	2.55%

LVIP SSgA Small-Cap Index Fund–4

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)
COMMON STOCK–96.23%
Aerospace & Defense–1.69%
AAR	28,698	$803,831
†AeroVironment	14,181	413,093
American Science & Engineering	6,301	453,105
†API Technologies	17,938	61,169
†Astronics	11,230	572,730
Cubic	13,917	732,869
Curtiss-Wright	32,044	1,994,098
†DigitalGlobe	51,766	2,130,171
†Ducommun	6,800	202,708
†Engility Holdings	11,000	367,400
†Esterline Technologies	21,522	2,194,383
†GenCorp	43,868	790,501
HEICO	45,718	2,649,358
†Innovative Solutions & Support	16,900	123,201
†KEYW Holding	20,408	274,284
†Kratos Defense & Security Solutions	24,950	191,616
†LMI Aerospace	5,541	81,674
†Moog Class A	31,181	2,118,437
National Presto Industries	2,772	223,146
†Orbital Sciences	41,155	958,912
†Sparton	6,600	184,470
†TASER International	33,445	531,107
†Teledyne Technologies	25,764	2,366,681

		20,418,944

Air Freight & Logistics–0.44%
†Air Transport Services Group	31,176	252,214
†Atlas Air Worldwide Holdings	18,320	753,868
†Echo Global Logistics	12,791	274,751
Forward Air	20,239	888,694
†Hub Group Class A	25,544	1,018,695
†Pacer International	21,482	177,441
†Park-Ohio Holdings	5,316	278,558
UTi Worldwide	67,000	1,176,520
†XPO Logistics	19,134	503,033

		5,323,774

Airlines–0.47%
Allegiant Travel	10,284	1,084,345
†Hawaiian Holdings	41,625	400,849
†JetBlue Airways	160,283	1,370,420
†Republic Airways Holdings	35,949	384,295
SkyWest	37,292	553,040
†Spirit Airlines	41,888	1,902,134

		5,695,083

Auto Components–0.93%
†American Axle & Manufacturing Holdings	46,581	952,581
Cooper Tire & Rubber	45,017	1,082,209
Dana Holdings	101,872	1,998,729
†Dorman Products	17,073	957,283
Drew Industries	16,504	845,005

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Auto Components (continued)
†Federal-Mogul Class A	16,034	$315,549
†Fuel Systems Solutions	8,782	121,806
†Gentherm	24,306	651,644
†Modine Manufacturing	30,764	394,394
Remy International	9,000	209,880
†Shiloh Industries	2,474	48,243
Spartan Motors	20,504	137,377
Standard Motor Products	14,451	531,797
†Stoneridge	17,031	217,145
Superior Industries International	19,207	396,240
†Tenneco	41,877	2,368,982
†Tower International	2,620	56,068

		11,284,932

Automobiles–0.05%
†Winnebago Industries	20,373	559,239

		559,239

Beverages–0.16%
†Boston Beer Class A	6,016	1,454,609
Coca-Cola Bottling Consolidated	2,713	198,564
†Craft Brewers Alliance	6,450	105,909
†National Beverage	6,867	138,439

		1,897,521

Biotechnology–3.88%
†ACADIA Pharmaceuticals	51,500	1,286,985
†Accelerate Diagnostics	6,600	80,520
†Achillion Pharmaceuticals	61,872	205,415
†Acorda Therapeutics	27,671	807,993
†Aegerion Pharmaceuticals	21,043	1,493,211
†Agios Pharmaceuticals	4,400	105,380
†Alnylam Pharmaceuticals	40,276	2,590,955
†AMAG Pharmaceuticals	16,729	406,013
†Amicus Therapeutics	15,126	35,546
†Anacor Pharmaceuticals	16,551	277,726
†Arena Pharmaceuticals	147,943	865,467
†ArQule	34,141	73,403
†Array BioPharma	84,233	422,007
†AVEO Pharmaceuticals	21,892	40,281
†Biotime	16,944	60,998
†Bluebird Bio	4,400	92,312
†Cell Therapeutics	119,200	228,864
†Celldex Therapeutics	56,840	1,376,096
†Cepheid	46,106	2,154,072
†Chelsea Therapeutics International	43,000	190,490
†ChemoCentryx	15,750	91,193
†Chimerix	5,400	81,594
†Clovis Oncology	12,235	737,403
†Coronado Biosciences	12,304	32,360
†Curis	43,673	123,158
†Cytokinetics	15,866	103,129
†Cytori Therapeutics	30,696	78,889

LVIP SSgA Small-Cap RPM Fund—5

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Dendreon	112,469	$336,282
†Durata Therapeutics	14,227	181,963
†Dyax	86,631	652,331
†Dynavax Technologies	161,874	317,273
†Emergent BioSolutions	17,848	410,326
Enzon Pharmaceuticals	26,385	30,607
†Epizyme	3,800	79,040
†Exact Sciences	49,750	581,578
†Exelixis	130,268	798,543
†Fibrocell Science	30,200	122,612
†Galena Biopharma	84,600	419,616
†Genomic Health	11,777	344,713
†Geron	101,244	479,897
†GTx	11,926	19,678
†Halozyme Therapeutic	64,143	961,504
†Hyperion Therapeutics	8,334	168,513
†Idenix Pharmaceuticals	78,405	468,862
†Immunogen	57,593	844,889
†Immunomedics	64,026	294,520
†Infinity Pharmaceuticals	30,724	424,298
†Insmed	22,600	384,426
†Insys Therapeutics	4,300	166,453
†Intercept Pharmaceuticals	5,230	357,104
†InterMune	57,853	852,175
†Intrexon	7,500	178,500
†Ironwood Pharmaceuticals	64,972	754,325
†Isis Pharmaceuticals	77,541	3,089,233
†KaloBios Pharmaceuticals	418	1,848
†Karyopharm Therapeutics	4,300	98,556
†Keryx Biopharmaceuticals	59,087	765,177
†KYTHERA Biopharmaceuticals	9,746	363,039
†Lexicon Pharmaceutical	168,816	303,869
†Ligand Pharmaceuticals Class B	12,665	666,179
†MannKind	104,036	542,028
†Marrone Bio Innovations	3,600	64,008
†MEI Pharma	13,600	108,936
†Merrimack Pharmaceuticals	58,270	311,162
†MiMedx Group	54,000	471,960
†Momenta Pharmaceuticals	34,182	604,338
†Nanosphere	26,900	61,601
†NeoGenomics	9,100	32,942
†Neurocrine Biosciences	47,253	441,343
†NewLink Genetics	12,347	271,757
†Novavax	139,136	712,376
†NPS Pharmaceuticals	70,005	2,125,352
†OncoGenex Pharmaceutical	9,016	75,193
†OncoMed Pharmaceuticals	5,400	159,408
†Onconova Therapeutics	3,900	44,772
†Opko Health	137,639	1,161,673
†Orexigen Therapeutics	68,420	385,205
†Osiris Therapeutics	15,147	243,564
†OvaScience	12,700	116,078

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
PDL BioPharma	97,281	$821,052
†Peregrine Pharmaceuticals	87,900	122,181
†Portola Pharmaceuticals	6,200	159,650
†Progenics Pharmaceuticals	47,098	251,032
†Prothena	12,000	318,240
†PTC Therapeutics	6,300	106,911
†Puma Biotechnology	15,100	1,563,303
†Raptor Pharmaceutical	41,230	536,815
†Regulus Therapeutics	6,327	46,757
†Repligen	26,525	361,801
†Rigel Pharmaceuticals	41,474	118,201
†Sangamo Biosciences	39,789	552,669
†Sarepta Therapeutics	26,700	543,879
†SIGA Technologies	21,262	69,527
†Spectrum Pharmaceuticals	44,725	395,816
†Stemline Therapeutics	5,900	115,640
†Sunesis Pharmaceuticals	15,397	72,982
†Synageva BioPharma	13,607	880,645
†Synergy Pharmaceuticals	51,618	290,609
†Synta Pharmaceuticals	20,690	108,416
†Targacept	15,672	65,039
†TESARO	8,604	242,977
†Threshold Pharmaceuticals	24,747	115,568
†Vanda Pharmaceuticals	26,781	332,352
†Verastem	14,603	166,474
†Vical	36,548	43,127
†XOMA	58,070	390,811
†ZIOPHARM Oncology	36,734	159,426

		46,844,985

Building Products–0.75%
AAON	20,478	654,272
†American Woodmark	5,775	228,286
Apogee Enterprises	20,247	727,070
†Builders FirstSource	25,066	178,971
†Gibraltar Industries	23,856	443,483
Griffon	35,664	471,121
Insteel Industries	10,739	244,097
†NCI Building Systems	13,491	236,632
†Nortek	5,776	430,890
†Patrick Industries	6,101	176,502
†PGT	26,695	270,153
†Ply Gem Holdings	10,100	182,103
Quanex Building Products	26,652	530,908
Simpson Manufacturing	27,789	1,020,690
†Trex	12,347	981,957
Universal Forest Products	14,170	738,824
†USG	56,045	1,590,557

		9,106,516

Capital Markets–2.77%
Apollo Investment	157,785	1,338,017

LVIP SSgA Small-Cap RPM Fund—6

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Arlington Asset Investment Class A	10,985	$289,894
BGC Partners Class A	81,409	493,339
BlackRock Kelso Capital	55,943	521,948
Calamos Asset Management Class A	11,459	135,675
Capital Southwest	9,136	318,572
CIFC	325	2,529
Cohen & Steers	12,269	491,496
†Cowen Group Class A	79,635	311,373
Diamond Hill Investment Group	2,432	287,803
†Doral Financial	3,841	60,150
Evercore Partners Class A	22,392	1,338,594
†FBR	5,231	137,994
Fidus Investment	8,928	194,095
Fifth Street Finance	102,059	944,046
Financial Engines	33,622	2,336,057
FXCM Class A	23,453	418,402
GAMCO Investors	3,896	338,835
Garrison Capital	1,400	19,432
GFI Group	42,044	164,392
Gladstone Capital	13,008	124,877
Gladstone Investment	14,186	114,339
Golub Capital	25,840	493,802
Greenhill	20,090	1,164,015
†GSV Capital	10,671	129,012
Hannon Armstrong Sustainable
Infrastructure Capital	9,400	131,224
Hercules Technology Growth Capital	44,834	735,278
†HFF Class A	21,581	579,450
Horizon Technology Finance	2,302	32,711
†ICG Group	28,859	537,643
†Imperial Holdings	17,900	117,066
†International FCStone	7,724	143,203
†Investment Technology Group	29,042	597,104
Janus Capital Group	100,900	1,248,133
JMP Group	10,465	77,441
KCAP Financial	26,863	216,784
†KCG Holdings	49,666	594,005
†Ladenburg Thalmann Financial Services	61,708	193,146
Main Street Capital	25,901	846,704
Manning & Napier	6,816	120,302
MCG Capital	43,766	192,570
Medallion Financial	16,624	238,554
Medley Capital	26,158	362,288
MVC Capital	14,930	201,555
New Mountain Finance	28,621	430,460
NGP Capital Resources	15,894	118,728
Oppenheimer Holdings Class A	5,102	126,428
†Outerwall	19,144	1,287,817
PennantPark Floating Rate Capital	6,770	92,952
PennantPark Investment	49,416	573,226
†Piper Jaffray	11,068	437,739

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Prospect Capital	191,420	$2,147,732
Pzena Investment Management Class A	4,622	54,355
†Safeguard Scientifics	17,820	358,004
Silvercrest Asset Management Group Class A	7,300	124,465
Solar Capital	32,650	736,258
Solar Senior Capital	7,890	143,756
Stellus Capital Investment	5,291	79,100
†Stifel Financial	44,147	2,115,524
†SWS Group	18,358	111,617
TCP Capital	23,591	395,857
†=Teton Advisors Class B	19	0
THL Credit	22,139	365,072
TICC Capital	41,194	425,946
Triangle Capital	20,245	559,774
†Virtus Investment Partners	4,772	954,639
†Walter Investment Management	24,618	870,492
Westwood Holdings Group	4,114	254,698
WhiteHorse Finance	5,775	87,260
†WisdomTree Investments	74,208	1,314,224

		33,499,972

Chemicals–2.29%
†American Pacific	3,800	141,588
American Vanguard	19,795	480,821
†Arabian American Development	10,992	137,950
Axiall	50,121	2,377,740
Balchem	20,207	1,186,151
†Calgon Carbon	37,940	780,426
Chase	4,411	155,708
†Chemtura	71,120	1,985,670
†Ferro	47,587	610,541
†Flotek Industries	34,886	700,162
Fuller (H.B.)	36,409	1,894,724
FutureFuel	17,308	273,466
†GSE Holding	5,496	11,377
Hawkins	8,139	302,689
Innophos Holdings	15,164	736,970
Innospec	16,204	748,949
†Intrepid Potash	35,100	555,984
KMG Chemicals	4,772	80,599
Koppers Holdings	14,660	670,695
†Kraton Performance Polymers	23,641	544,925
†Landec	20,233	245,224
†LSB Industries	13,961	572,680
Minerals Technologies	24,364	1,463,545
Olin	54,417	1,569,930
†OM Group	22,841	831,641
†Omnova Solutions	39,840	362,942
†Penford	9,600	123,360
PolyOne	68,364	2,416,667

LVIP SSgA Small-Cap RPM Fund—7

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Quaker Chemical	9,213	$710,046
†Rentech	182,573	319,503
Schulman (A.)	20,931	738,027
Sensient Technologies	36,295	1,761,033
Stepan	12,570	824,969
†Taminco	10,100	204,121
Tredegar	17,730	510,801
Zep	18,945	344,041
†Zoltek	16,938	283,712

		27,659,377

Commercial Banks–7.00%
1st Source	12,359	394,746
1st United Bancorp	16,067	122,270
Access National	4,072	60,876
American National Bankshares	4,395	115,369
†Ameris Bancorp	19,579	413,313
Ames National	4,997	111,883
Arrow Financial	6,192	164,460
Bancfirst	5,593	313,544
Banco Latinoamericano de Exportacions	20,458	573,233
†Bancorp	26,347	471,875
BancorpSouth	69,131	1,757,310
Bank of Kentucky Financial	3,195	117,896
Bank of Marin Bancorp	3,249	140,974
Bank of the Ozarks	22,860	1,293,647
Banner	12,719	570,066
Bar Harbor Bankshares	2,195	87,778
BBCN Bancorp	54,633	906,361
BNC Bancorp	11,700	200,538
Boston Private Financial Holdings	55,938	705,938
Bridge Bancorp	10,192	264,992
†Bridge Capital Holdings	6,125	125,808
Bryn Mawr Bank	9,064	273,552
C&F Financial	1,761	80,425
Camden National	4,258	179,773
†Capital Bank Financial	15,870	361,043
†Capital City Bank Group	6,384	75,140
Cardinal Financial	23,521	423,378
†Cascade Bancorp	3,320	17,364
Cathay General Bancorp	53,903	1,440,827
Center Bancorp	6,714	125,955
Centerstate Banks of Florida	19,205	194,931
Central Pacific Financial	18,230	366,058
Century Bancorp Class A	2,361	78,503
Chemical Financial	19,612	621,112
Chemung Financial	3,800	129,846
Citizens & Northern	7,361	151,857
City Holding	11,497	532,656
CNB Financial	12,991	246,829
CoBiz Financial	29,853	357,042

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Banks (continued)
Columbia Banking System	35,483	$976,137
Community Bank System	27,446	1,089,057
Community Trust Bancorp	10,679	482,264
†CommunityOne Bancorp	5,605	71,464
†ConnectOne Bancorp	83	3,289
†CU Bancorp	6,000	104,880
†Customers Bancorp	12,800	261,888
CVB Financial	61,859	1,055,933
†Eagle Bancorp	16,509	505,671
Enterprise Bancorp	3,260	69,014
Enterprise Financial Services	15,538	317,286
†Farmers Capital Bank	4,800	104,400
Fidelity Southern	12,864	213,671
Financial Institutions	11,888	293,752
First Bancorp (Maine)	5,538	96,472
First Bancorp (North Carolina)	13,185	219,135
†First Bancorp (Puerto Rico)	57,535	356,142
First Busey	57,291	332,288
First Commonwealth Financial	71,539	630,974
First Community Bancshares	10,063	168,052
First Connecticut Bancorp	9,428	151,979
First Financial	6,459	236,141
First Financial Bancorp	41,273	719,388
First Financial Bankshares	21,507	1,426,344
First Financial Holdings	16,691	1,110,118
First Interstate Bancsystem	13,498	382,938
First Merchants	25,783	586,821
First Midwest Bancorp	52,555	921,289
†First NBC Bank Holding	2,700	87,210
First of Long Island	4,757	203,933
†First Security Group	61,500	141,450
FirstMerit	118,707	2,638,857
Flushing Financial	22,130	458,091
FNB	105,684	1,333,732
German American Bancorp	10,082	287,337
Glacier Bancorp	49,474	1,473,830
Great Southern Bancorp	8,370	254,532
Guaranty Bancorp	8,468	118,975
Hancock Holding	58,364	2,140,792
Hanmi Financial	23,620	517,042
Heartland Financial USA	12,338	355,211
Heritage Commerce	11,254	92,733
Heritage Financial	9,653	165,163
†Heritage Oaks Bancorp	11,216	84,120
Home Bancshares	31,114	1,162,108
†HomeTrust Bancshares	12,977	207,502
Horizon Bancorp	4,537	114,922
Hudson Valley Holding	14,338	291,778
Iberiabank	20,304	1,276,106
Independent Bank	15,984	626,413
@Independent Bank Group	3,900	193,674
International Bancshares	37,064	978,119

LVIP SSgA Small-Cap RPM Fund—8

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Banks (continued)
†Intervest Bancshares	18,600	$139,686
Investors Bancorp	36,035	921,763
Lakeland Bancorp	23,313	288,382
Lakeland Financial	12,278	478,842
LCNB	6,300	112,581
†Macatawa Bank	25,100	125,500
MainSource Financial Group	11,420	205,903
MB Financial	37,639	1,207,836
Mercantile Bank	4,833	104,296
Merchants Bancshares	2,742	91,857
†Metro Bancorp	9,010	194,075
MetroCorp Bancshares	8,711	131,275
Middleburg Financial	2,970	53,579
MidSouth Bancorp	4,611	82,352
MidWestOne Financial Group	3,742	101,782
National Bank Holdings Class A	30,252	647,393
National Bankshares	3,739	137,932
National Penn Bancshares	87,213	988,123
NBT Bancorp	30,839	798,730
†NewBridge Bancorp	16,200	121,500
Northrim BanCorp	3,625	95,120
OFG Bancorp	34,188	592,820
Old National Bancorp	69,925	1,074,747
†OmniAmerican Bancorp	5,953	127,275
Pacific Continental	11,170	178,050
†Pacific Premier Bancorp	9,900	155,826
PacWest Bancorp	25,683	1,084,336
Park National	8,076	687,025
Park Sterling	28,633	204,440
Peapack Gladstone Financial	6,291	120,158
Penns Woods Bancorp	2,776	141,576
Peoples Bancorp	5,940	133,709
Pinnacle Financial Partners	24,704	803,621
†Preferred Bank	6,429	128,901
PrivateBancorp	44,505	1,287,530
Prosperity Bancshares	41,551	2,633,918
Renasant	19,696	619,636
Republic Bancorp Class A	6,086	149,350
S&T Bancorp	19,356	489,900
Sandy Spring Bancorp	17,313	488,053
†Seacoast Banking Corp of Florida	7,944	96,912
Sierra Bancorp	8,220	132,260
Simmons First National Class A	13,141	488,188
Southside Bancshares	14,579	398,590
†Southwest Bancorp	11,998	191,008
State Bank Financial	24,628	447,983
†StellarOne	18,267	439,687
Sterling Bancorp	60,633	810,663
Sterling Financial	25,556	870,948
†Suffolk Bancorp	5,549	115,419
†Sun Bancorp	26,407	92,953
Susquehanna Bancshares	130,310	1,673,180

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Banks (continued)
SY Bancorp	8,455	$269,884
†Taylor Capital Group	11,486	305,298
†Texas Capital Bancshares	27,915	1,736,313
Tompkins Financial	9,297	477,773
TowneBank	22,265	342,658
Trico Bancshares	13,253	375,988
†Tristate Capital Holdings	9,300	110,298
Trustmark	45,779	1,228,708
UMB Financial	25,882	1,663,695
Umpqua Holdings	76,777	1,469,512
Union First Market Bankshares	15,841	393,015
United Bankshares	34,727	1,092,164
†United Community Banks	28,056	497,994
Univest Corp. of Pennsylvania	13,432	277,774
†VantageSouth Bancshares	1,557	8,205
†Virginia Commerce Bancorp	22,250	378,028
Washington Banking	9,441	167,389
Washington Trust Bancorp	9,675	360,104
Webster Financial	62,853	1,959,757
Wesbanco	18,526	592,832
West Bancorporation	8,863	140,213
Westamerica Bancorporation	19,981	1,128,127
†Western Alliance Bancorp	50,890	1,214,235
Wilshire Bancorp	47,547	519,689
Wintrust Financial	25,007	1,153,323
†Yadkin Financial	9,200	156,768

		84,566,498

Commercial Services & Supplies–2.12%
ABM Industries	37,223	1,064,206
†ACCO Brands	80,624	541,793
Acorn Energy	9,903	40,305
†Advanced Emissions Solutions	7,804	423,211
†ARC Document Solutions	31,770	261,149
Brink’s	32,657	1,114,910
†Casella Waste Systems	36,534	211,897
Ceco Environmental	13,767	222,612
†Cenveo	27,711	95,326
CompX International	685	9,645
†Consolidated Graphics	4,500	303,480
†Costa	4,476	97,263
Courier	7,086	128,186
Deluxe	36,740	1,917,461
†EnerNOC	20,785	357,710
Ennis	17,560	310,812
G&K Services Class A	13,361	831,455
Healthcare Services Group	49,981	1,417,961
†Heritage-Crystal Clean	4,288	87,861
Herman Miller	39,987	1,180,416
HNI	31,075	1,206,642
†InnerWorkings	28,357	220,901
Inteliquent	25,889	295,652

LVIP SSgA Small-Cap RPM Fund—9

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Interface Class A	40,921	$898,625
Intersections	5,944	46,304
Kimball International Class B	26,702	401,331
Knoll	34,282	627,703
McGrath RentCorp	17,740	706,052
Mine Safety Appliances	19,018	973,912
†Mobile Mini	26,266	1,081,634
Multi-Color	7,892	297,844
NL Industries	4,936	55,184
†Nuverra Environmental Solutions	7,692	129,149
†Performant Financial	14,295	147,239
†Pure Cycle	11,200	70,896
Quad Graphics	16,323	444,475
Schawk	6,850	101,860
†SFX Entertainment	11,300	135,600
†SP Plus	12,197	317,610
†Speed Commerce	43,000	200,810
Steelcase Class A	60,434	958,483
†Straight Path Communications Class B	4,057	33,227
†Swisher Hygiene	62,085	31,918
†Team	14,113	597,544
†Tetra Tech	47,591	1,331,596
†TRC	9,624	68,715
UniFirst	9,967	1,066,469
United Stationers	28,019	1,285,792
US Ecology	13,919	517,648
Viad	15,713	436,507
West	13,600	349,656

		25,654,637

Communications Equipment–1.85%
Adtran	39,848	1,076,294
Alliance Fiber Optic Products	10,600	159,530
†Anaren	9,801	274,330
†ARRIS Group	84,394	2,056,260
†Aruba Networks	83,188	1,489,065
†Aviat Networks	35,955	81,258
Bel Fuse Class B	6,538	139,325
Black Box	12,650	376,970
†CalAmp	26,672	746,016
†Calix	32,331	311,671
†Ciena	73,640	1,762,205
Comtech Telecommunications	12,775	402,668
†Digi International	14,522	176,007
†Emulex	65,406	468,307
†Extreme Networks	71,245	498,715
†Finisar	63,267	1,513,347
†Gigamon	5,100	143,208
†Gogo	7,200	178,632
†Harmonic	75,788	559,315
†Infinera	80,441	786,713
InterDigital	27,788	819,468

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
†Ixia	38,491	$512,315
†KVH Industries	9,275	120,853
†Loral Space & Communications	9,861	798,544
†NETGEAR	26,334	867,442
†Numerex Class A	7,573	98,070
†Oplink Communications	14,863	276,452
†Parkervision	57,733	262,685
PC-Tel	10,236	97,959
Plantronics	31,651	1,470,189
†Procera Networks	18,335	275,392
†Ruckus Wireless	27,911	396,336
†ShoreTel	38,368	356,055
†Sonus Networks	156,112	491,753
Tessco Technologies	2,972	119,831
†Ubiquiti Networks	7,429	341,437
†ViaSat	27,646	1,732,022
†Westell Technologies Class A	34,507	139,753

		22,376,392

Computers & Peripherals–0.39%
†Avid Technology	17,270	140,751
†Cray	28,069	770,775
†Datalink	8,467	92,290
†Electronics for Imaging	32,167	1,245,828
†Fusion-io	48,700	433,917
†Imation	18,001	84,245
†Immersion	17,427	180,892
†QLogic	64,241	759,971
†Quantum	129,528	155,434
†Silicon Graphics International	24,767	332,125
†Silver Spring Networks	5,700	119,700
†Super Micro Computer	25,215	432,689

		4,748,617

Construction & Engineering–0.84%
†Aegion	27,728	606,966
†Ameresco Class A	10,729	103,642
Argan	12,051	332,126
Comfort Systems USA	27,536	533,923
†Dycom Industries	24,129	670,545
EMCOR	48,477	2,057,364
†Furmanite	22,318	237,017
Granite Construction	26,840	938,863
†Great Lakes Dredge & Dock	38,697	356,012
†Layne Christensen	10,946	186,958
†MasTec	41,778	1,366,976
†MYR Group	16,394	411,162
†Northwest Pipe	5,496	207,529
†Orion Marine Group	17,195	206,856
†Pike Electric	20,988	221,843
Primoris Services	25,738	801,224
†Sterling Construction	9,910	116,244

LVIP SSgA Small-Cap RPM Fund—10

LVIP SSgA Small-Cap RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
†Stock Building Supply Holdings	5,200	$94,744
†Tutor Perini	26,883	707,023

		10,157,017

Construction Materials–0.15%
†Headwaters	51,923	508,326
†Texas Industries	14,752	1,014,643
†United States Lime & Minerals	1,487	90,960
†US Concrete	8,600	194,618

		1,808,547

Consumer Finance–0.73%
Cash America International	21,556	825,595
†Consumer Portfolio Services	14,500	136,155
†Credit Acceptance	5,213	677,638
†DFC Global	23,614	270,380
†Encore Capital Group	17,663	887,742
†Ezcorp Class A	33,919	396,513
†First Cash Financial Services	21,417	1,324,427
†First Marblehead	4,501	33,261
†Green Dot Class A	17,841	448,701
†JTH Holding Class CL A	5,600	136,080
Nelnet Class A	16,638	701,125
Nicholas Financial	6,497	102,263
†Portfolio Recovery Associates	35,223	1,861,183
†Regional Management	2,643	89,677
†Springleaf Holdings	15,700	396,896
†World Acceptance	5,701	499,009

		8,786,645

Containers & Packaging–0.25%
†AEP Industries	2,547	134,558
†Berry Plastics Group	41,387	984,597
†Graphic Packaging Holding	133,696	1,283,482
Myers Industries	18,597	392,769
†UFP Technologies	3,077	77,602
†Xerium Technologies	11,200	184,688

		3,057,696

Distributor–0.23%
Core-Mark Holding	8,315	631,358
Pool	32,471	1,887,864
†VOXX International Class A	11,189	186,856
Weyco Group	4,458	131,199

		2,837,277

Diversified Consumer Services–1.01%
†American Public Education	13,160	572,065
†Ascent Capital Group Class A	9,977	853,632
†Bridgepoint Education	9,373	165,996
†Bright Horizons Family Solutions	9,163	336,649
Capella Education	7,080	470,395
†Career Education	28,568	162,838

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services (continued)
Carriage Services	8,735	$170,595
†Corinthian Colleges	45,932	81,759
†Education Management	14,849	149,826
†Grand Canyon Education	33,108	1,443,509
Hillenbrand	37,936	1,116,077
†ITT Educational Services	15,000	503,700
†K12	19,400	421,950
†LifeLock	45,981	754,548
Lincoln Educational Services	13,687	68,161
Mac-Gray	6,997	148,546
Matthews International Class A	19,707	839,715
Regis	30,446	441,771
Sotheby’s	46,975	2,499,070
†Steiner Leisure	9,380	461,402
†Strayer Education	9,165	315,918
Universal Technical Institute	12,295	171,023

		12,149,145

Diversified Financial Services–0.31%
California First National Bancorp	1,125	16,988
Gain Capital Holdings	8,253	61,980
MarketAxess Holdings	27,185	1,817,861
Marlin Business Services	5,686	143,287
†NewStar Financial	15,598	277,176
†PHH	39,352	958,221
†PICO Holdings	17,571	406,066
Resource America Class A	6,711	62,815

		3,744,394

Diversified Telecommunication Services–0.52%
†8x8	52,540	533,806
Atlantic Tele-Network	7,492	423,822
†Cbeyond	16,327	112,656
†Cincinnati Bell	142,026	505,613
Cogent Communications Group	32,304	1,305,405
Consolidated Communications Holdings	28,716	563,695
†Cvent	4,200	152,838
†FairPoint Communications	10,537	119,173
†General Communication Class A	20,519	228,787
†Hawaiian Telcom Holdco	5,671	166,557
HickoryTech	8,538	109,543
IDT Class B	8,115	145,015
†InContact	34,194	267,055
†Iridium Communications	41,150	257,599
Lumos Networks	13,157	276,297
†magicJack VocalTec	8,294	98,864
†ORBCOMM	23,594	149,586
†Premiere Global Services	28,936	335,368
†Towerstream	26,640	78,854
†Vonage Holdings	125,953	419,423

		6,249,956

LVIP SSgA Small-Cap Index Fund–11

LVIP SSgA Small-Cap RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities–1.25%
ALLETE	29,183	$1,455,648
Cleco	41,987	1,957,434
El Paso Electric	27,441	963,454
Empire District Electric	29,614	671,942
Idacorp	36,276	1,880,548
MGE Energy	15,951	923,563
Otter Tail	25,281	739,975
PNM Resources	54,236	1,308,172
Portland General Electric	55,014	1,661,423
UIL Holdings	38,440	1,489,550
UNITIL.	11,541	351,885
UNS Energy	28,439	1,702,074

		15,105,668

Electrical Equipment–1.69%
Acuity Brands	29,609	3,236,856
†American Superconductor	25,748	42,227
AZZ	17,627	861,255
Belden	30,542	2,151,684
Brady Class A	34,337	1,062,043
†Capstone Turbine	257,987	332,803
Coleman Cable	4,431	116,181
Encore Wire	14,726	798,149
EnerSys	33,106	2,320,400
†Enphase Energy	4,400	27,896
Franklin Electric	32,140	1,434,730
†FuelCell Energy	87,134	122,859
Generac Holdings	35,882	2,032,356
General Cable	36,900	1,085,229
Global Power Equipment Group	10,815	211,650
†GrafTech International	87,000	977,010
†II-VI	37,951	667,938
LSI Industries	13,077	113,378
†Polypore International	32,900	1,279,810
Powell Industries	6,608	442,670
†PowerSecure International	12,100	207,757
Preformed Line Products	1,286	94,084
†Revolution Lighting Technologies	30,400	104,120
†Thermon Group Holdings	17,403	475,624
†Vicor	11,771	157,967

		20,356,676

Electronic Equipment, Instruments & Components–2.46%
†Aeroflex Holding	12,067	78,436
†Agilysys	10,614	147,747
Anixter International	18,901	1,698,066
†Audience	3,406	39,646
Badger Meter	10,561	575,575
†Benchmark Electronics	37,066	855,483
†Checkpoint Systems	29,772	469,504
Cognex	59,730	2,280,491
†Coherent	17,832	1,326,522

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
CTS	26,711	$531,816
Daktronics	24,461	383,548
†DTS	15,365	368,453
Electro Rent	16,047	297,190
Electro Scientific Industries	13,023	136,221
†Fabrinet	18,141	372,979
†FARO Technologies	12,399	722,862
FEI	28,811	2,574,551
†=Gerber Scientific	6,600	0
†GSI Group	26,763	300,816
†Insight Enterprises	31,603	717,704
†InvenSense	42,952	892,543
†Itron	27,900	1,155,897
†KEMET.	26,326	148,479
Littelfuse	15,106	1,403,801
†Maxwell Technologies	15,676	121,803
†Measurement Specialties	11,141	676,147
†Mercury Computer Systems	28,051	307,158
Mesa Laboratories	1,430	112,369
Methode Electronics	27,566	942,482
MTS Systems	11,357	809,186
†Multi-Fineline Electronix	5,497	76,353
†Neonode	12,534	79,215
†Newport	28,949	523,108
†OSI Systems	13,768	731,218
Park Electrochemical	15,488	444,815
PC Connection	4,524	112,421
†Plexus	24,363	1,054,674
†RadiSys	12,898	29,536
†RealD	23,740	202,740
Richardson Electronics	8,392	95,333
†Rofin-Sinar Technologies	21,347	576,796
†Rogers	11,652	716,598
†Sanmina	56,695	946,807
†ScanSource	19,537	828,955
†Synnex	18,523	1,248,450
†TTM Technologies	40,422	346,821
†Uni-Pixel	6,500	65,065
†Universal Display	27,541	946,309
†Viasystems Group	1,851	25,322
†Vishay Precision Group	7,609	113,298
†Zygo	9,541	141,016

		29,752,325

Energy Equipment & Services–1.75%
†Basic Energy Services	24,979	394,169
Bolt Technology	4,732	104,151
Bristow Group	26,091	1,958,390
†C&J Energy Services	31,629	730,630
†Cal Dive International	56,771	114,110
CARBO Ceramics	13,800	1,608,114
†Dawson Geophysical	5,404	182,763

LVIP SSgA Small-Cap Index Fund–12

LVIP SSgA Small-Cap RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Era Group	12,900	$398,094
†Exterran Holdings	40,500	1,385,100
†Forum Energy Technologies	29,746	840,622
†Geospace Technologies	8,853	839,530
†Global Geophysical Services	13,433	21,627
Gulf Island Fabrication	8,179	189,916
Gulfmark Offshore	18,598	876,524
†Helix Energy Solutions Group	72,556	1,681,848
†Hercules Offshore	110,376	720,755
†Hornbeck Offshore Services	26,259	1,292,731
†ION Geophysical	93,938	309,995
†Key Energy Services	106,617	842,274
†Matrix Service	20,907	511,594
†Mitcham Industries	7,277	128,876
†Natural Gas Services Group	7,585	209,118
†Newpark Resources	62,441	767,400
†Parker Drilling	77,645	631,254
†PHI	10,182	441,899
†Pioneer Energy Services	51,183	409,976
†RigNet	9,674	463,675
†SEACOR Holdings	14,100	1,285,920
†Tesco	23,246	459,806
†TETRA Technologies	55,642	687,735
TGC Industries	8,542	62,357
†Vantage Drilling	144,726	266,296
†Willbros Group	28,802	271,315

		21,088,564

Food & Staples Retailing–1.40%
Andersons	13,042	1,162,955
Arden Group	749	94,756
Casey’s General Stores	27,612	1,939,743
†Chefs’ Warehouse Holdings	10,795	314,782
†Container Store Group	9,300	433,473
†Fairway Group Holdings	10,100	183,012
Harris Teeter Supermarkets	35,814	1,767,421
Ingles Markets Class A	7,831	212,220
†Natural Grocers by Vitamin Cottage	7,253	307,890
†Pantry	13,367	224,298
PriceSmart	13,732	1,586,595
†Rite Aid	522,162	2,642,140
Roundy’s	24,045	237,084
Spartan Stores	27,358	664,252
†SUPERVALU	151,347	1,103,320
†Susser Holdings	13,538	886,604
†United Natural Foods	33,999	2,563,185
Village Super Market Class A	4,613	143,049
Weis Markets	7,400	388,944

		16,855,723

Food Products–1.61%
Alico	2,463	95,737

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
†Annie’s	8,725	$375,524
B&G Foods Class A	35,914	1,217,844
†Boulder Brands	42,613	675,842
Calavo Growers	6,954	210,428
Cal-Maine Foods	10,465	630,307
†Chiquita Brands International	37,857	442,927
†Darling International	108,859	2,272,976
†Diamond Foods	17,771	459,203
†Farmer Bros	5,201	120,975
Fresh Del Monte Produce	26,706	755,780
Griffin Land & Nurseries	1,517	50,637
†Hain Celestial Group	26,549	2,410,118
†Inventure Foods	7,260	96,268
J&J Snack Foods	10,287	911,325
John B. Sanfilippo & Son	4,402	108,641
Lancaster Colony	12,654	1,115,450
Lifeway Foods	279	4,458
Limoneira	9,287	246,941
†Omega Protein	11,568	142,171
†Pilgrim’s Pride	43,551	707,704
†Post Holdings	24,054	1,185,141
Sanderson Farms	15,790	1,142,091
Seaboard	217	606,508
†Seneca Foods Class A	7,410	236,305
Snyders-Lance	35,415	1,017,119
Tootsie Roll Industries	13,796	448,922
†TreeHouse Foods	26,213	1,806,600

		19,493,942

Gas Utilities–0.84%
Chesapeake Utilities	6,977	418,760
Delta Natural Gas	3,744	83,791
Laclede Group	24,167	1,100,565
New Jersey Resources	28,291	1,308,176
Northwest Natural Gas	18,619	797,266
Piedmont Natural Gas	54,668	1,812,791
South Jersey Industries	23,452	1,312,374
Southwest Gas	31,795	1,777,658
WGL Holdings	37,724	1,511,223

		10,122,604

Health Care Equipment & Supplies–3.46%
†Abaxis	15,213	608,824
†ABIOMED	28,139	752,437
†Accuray	48,318	420,850
†Align Technology	50,431	2,882,132
†Alliance HealthCare Services	4,300	106,382
†Alphatec Holdings	36,852	74,073
Analogic	8,637	764,893
†AngioDynamics	14,292	245,679
†Anika Therapeutics	10,095	385,225
†Antares Pharma	85,224	381,804

LVIP SSgA Small-Cap Index Fund–13

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Aratana Therapeutics	4,300	$82,130
†ArthroCare	19,424	781,622
†AtriCure	17,503	326,956
Atrion	1,267	375,349
Cantel Medical	22,750	771,453
†Cardiovascular Systems	16,182	554,881
†Cerus	54,683	352,705
Conmed	19,922	846,685
CryoLife	18,010	199,731
†Cutera	14,800	150,664
†Cyberonics	19,004	1,244,952
†Cynosure Class A	14,342	382,645
†Derma Sciences	5,264	56,956
†DexCom	51,277	1,815,719
†Endologix	47,332	825,470
†Exactech	8,883	211,060
†GenMark Diagnostics	28,400	378,004
†Globus Medical	41,274	832,909
†Greatbatch	16,925	748,762
†Haemonetics	37,134	1,564,455
†Harvard Apparatus Regenerative Technology	3,206	15,229
†HeartWare International	11,180	1,050,473
†ICU Medical	8,867	564,917
†Insulet	38,985	1,446,344
†Integra LifeSciences Holdings	14,375	685,831
Invacare	23,439	544,019
†Masimo	34,758	1,015,976
†Medical Action Industries	15,100	129,256
Meridian Bioscience	29,175	774,013
†Merit Medical Systems	31,574	496,975
†Natus Medical	22,563	507,668
†Navidea Biopharmaceuticals	54,950	113,747
†Neogen	24,412	1,115,628
†NuVasive	30,337	980,795
†NxStage Medical	37,454	374,540
†OraSure Technologies	36,206	227,736
†Orthofix International	14,003	319,548
†PhotoMedex	7,198	93,214
†Quidel	20,725	640,195
†Rockwell Medical Technologies	25,635	267,629
†RTI Biologics	33,600	118,944
†Solta Medical	34,313	101,223
†Spectranetics	29,169	729,225
†Staar Surgical	30,099	487,303
STERIS	42,567	2,045,344
†Surgical Care Affiliates	7,000	243,880
†SurModics	10,565	257,680
†Symmetry Medical	21,862	220,369
†Tandem Diabetes Care	5,200	134,004
†TearLab	16,400	153,176
†Thoratec	40,000	1,464,000

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Tornier	16,665	$313,135
†Unilife	58,087	255,583
Utah Medical Products	1,866	106,661
†Vascular Solutions	10,473	242,450
†Volcano	37,731	824,422
West Pharmaceutical Services	47,600	2,335,256
†Wright Medical Group	30,160	926,214
†Zeltiq Aesthetics	15,456	292,273

		41,740,282

Health Care Providers & Services–2.46%
†Acadia Healthcare	25,177	1,191,627
†Accretive Health	45,979	421,168
†Addus HomeCare	4,700	105,515
†Air Methods	26,596	1,551,345
†Almost Family	4,576	147,942
†Amedisys	19,316	282,593
†AMN Healthcare Services	33,474	492,068
†Amsurg	22,042	1,012,169
†Bio-Reference Labs	17,670	451,292
†BioScrip	40,231	297,709
†Capital Senior Living	18,731	449,357
†Centene	39,152	2,308,010
Chemed	11,898	911,625
†Chindex International	7,771	135,449
†CorVel	7,212	336,800
†Cross Country Healthcare	18,317	182,804
†Emeritus	28,528	617,061
Ensign Group	12,645	559,794
†ExamWorks Group	22,004	657,259
†Five Star Quality Care	27,022	148,351
†Gentiva Health Services	18,554	230,255
†Hanger	23,832	937,551
HealthSouth	62,767	2,091,396
†Healthways	25,136	385,838
†IPC The Hospitalist	11,794	700,446
Kindred Healthcare	38,450	759,003
Landauer	7,171	377,266
†LHC Group	9,106	218,908
†Magellan Health Services	18,795	1,126,008
†Molina Healthcare	21,581	749,940
†MWI Veterinary Supply	8,706	1,485,157
National Healthcare	7,875	424,541
†National Research Class A	4,281	80,568
Owens & Minor	43,054	1,574,054
†PharMerica	23,549	506,304
†Providence Service	7,033	180,889
Select Medical Holdings	31,167	361,849
†Skilled Healthcare Group	13,045	62,746
†Team Health Holdings	47,559	2,166,312
†Triple-S Management Class B	17,738	344,827
U.S. Physical Therapy	9,349	329,646

LVIP SSgA Small-Cap Index Fund—14

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Universal American	20,811	$151,920
†WellCare Health Plans	31,259	2,201,259

		29,706,621

Health Care Technology–0.87%
†athenahealth	25,328	3,406,616
Computer Programs & Systems	8,149	503,690
†HealthStream	14,645	479,917
†HMS Holdings	64,020	1,455,175
†MedAssets	40,674	806,565
†Medidata Solutions	36,534	2,212,864
†Merge Healthcare	30,188	70,036
†Omnicell	24,825	633,782
Quality Systems	28,328	596,588
†Travelzoo	3,660	78,031
†Vocera Communications	13,540	211,359

		10,454,623

Hotels, Restaurants & Leisure–2.74%
†AFC Enterprises	17,329	667,167
†Biglari Holdings	1,084	549,198
†BJ’s Restaurants	17,274	536,530
†Bloomin’ Brands	41,152	988,060
Bob Evans Farms	19,832	1,003,301
†Boyd Gaming	45,383	511,013
†Bravo Brio Restaurant Group	11,026	179,393
†Buffalo Wild Wings	12,868	1,894,170
†Caesars Entertainment	31,200	672,048
†Carrols Restaurant Group	13,965	92,309
CEC Entertainment	13,169	583,123
Cheesecake Factory	37,086	1,790,141
Churchill Downs	9,121	817,698
†Chuy’s Holdings	10,432	375,761
ClubCorp Holdings	12,700	225,298
Cracker Barrel Old Country Store	14,294	1,573,341
†Del Frisco’s Restaurant Group	6,887	162,327
†Denny’s	72,156	518,802
†Diamond Resorts International	11,600	214,136
DineEquity	12,232	1,021,984
Einstein Noah Restaurant Group	1,376	19,952
†Fiesta Restaurant Group	15,057	786,578
†Ignite Restaurant Group	3,734	46,675
International Speedway Class A	19,518	692,694
Interval Leisure Group	27,536	850,862
†Isle of Capri Casinos	14,073	126,657
†Jack in the Box	30,215	1,511,354
†Jamba	8,991	111,758
†Krispy Kreme Doughnuts	46,357	894,227
†Life Time Fitness	31,383	1,475,001
†Luby’s	11,043	85,252
Marcus	11,934	160,393
†Marriott Vacations Worldwide	20,772	1,095,931

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Monarch Casino & Resort	6,584	$132,207
†Morgans Hotel Group	13,425	109,145
†Multimedia Games Holding	20,731	650,124
†Nathan’s Famous	1,435	72,338
†Noodles	4,000	143,680
†Orient-Express Hotels Class A	67,622	1,021,768
Papa John’s International	23,822	1,081,519
†Pinnacle Entertainment	40,785	1,060,002
†Potbelly	4,900	118,972
†Red Robin Gourmet Burgers	10,722	788,496
†Ruby Tuesday	37,395	259,147
Ruth’s Hospitality Group	29,208	415,046
†Scientific Games Class A	31,152	527,403
†Sonic	40,775	823,247
Speedway Motorsports	7,375	146,394
Texas Roadhouse	42,840	1,190,952
Town Sports International Holdings	21,084	311,200
Vail Resorts	25,946	1,951,918

		33,036,692

Household Durables–1.09%
Bassett Furniture Industries	6,198	94,705
†Beazer Homes USA	18,266	446,056
Blyth	6,024	65,541
†Cavco Industries	5,526	379,636
CSS Industries	5,355	153,581
Ethan Allen Interiors	17,332	527,239
†EveryWare Global	10,200	84,456
Flexsteel Industries	2,528	77,685
†Helen of Troy	22,047	1,091,547
Hooker Furniture	5,984	99,813
†Hovnanian Enterprises Class A	72,492	479,897
†iRobot	19,332	672,174
KB Home	56,036	1,024,338
La-Z-Boy	36,333	1,126,323
†Libbey	16,688	350,448
Lifetime Brands	6,178	97,180
†M/I Homes	17,574	447,258
MDC Holdings	26,234	845,784
†Meritage Homes	26,684	1,280,565
NACCO Industries Class A	2,792	173,634
Ryland Group	33,836	1,468,821
†Skullcandy	9,019	65,027
†Standard Pacific	110,998	1,004,532
†TRI Pointe Homes	13,352	266,105
†UCP	5,100	74,664
†Universal Electronics	12,011	457,739
†WCI Communities	4,100	78,269
†William Lyon Homes Class A	8,800	194,832
†Zagg	14,061	61,165

		13,189,014

LVIP SSgA Small-Index Fund—15

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Products–0.22%
†Central Garden & Pet Class A	33,822	$228,299
†Harbinger Group	22,756	269,659
Oil-Dri Corp of America	3,441	130,207
Orchids Paper Products	3,192	104,825
Spectrum Brands Holdings	15,897	1,121,533
WD-40	11,239	839,329

		2,693,852

Independent Power Producers & Energy Traders–0.26%
Atlantic Power	87,333	303,919
†Dynegy	70,100	1,508,552
†Genie Energy Class B	8,108	82,783
NRG Yield Class A	14,600	584,146
Ormat Technologies	10,656	289,950
Pattern Energy Group	11,800	357,658

		3,127,008

Industrial Conglomerates–0.09%
Raven Industries	25,051	1,030,598

		1,030,598

Insurance–2.34%
†Ambac Financial Group	34,000	835,040
American Equity Investment Life Holding	44,455	1,172,723
AMERISAFE	13,499	570,198
Amtrust Financial Services	20,933	684,300
Argo Group International Holdings	20,207	939,423
Baldwin & Lyons Class B	4,943	135,043
†Citizens	25,691	224,796
CNO Financial Group	153,112	2,708,551
Crawford Class B	13,753	127,078
Donegal Group Class A	5,144	81,790
†Eastern Insurance Holdings	3,734	91,446
†eHealth	11,719	544,816
EMC Insurance Group	2,600	79,612
Employers Holdings	22,527	712,980
†Enstar Group	6,811	946,116
†Essent Group	14,500	348,870
FBL Financial Group Class A	5,574	249,659
First American Financial	74,376	2,097,403
†Fortegra Financial	3,185	26,340
†Global Indemnity	6,337	160,326
†Greenlight Capital Re Class A	20,357	686,234
†Hallmark Financial Services	8,751	77,753
HCI Group	6,007	321,375
†Health Insurance Innovations Class A	212	2,143
†Hilltop Holdings	45,967	1,063,217
Horace Mann Educators	28,031	884,098
Independence Holding	6,117	82,518
Infinity Property & Casualty	8,589	616,261
Investors Title	663	53,690
Kansas City Life Insurance	2,714	129,566

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Maiden Holdings	39,495	$431,680
Meadowbrook Insurance Group	27,948	194,518
Montpelier Re Holdings	32,776	953,782
National Interstate	3,801	87,423
National Western Life Insurance Class A	1,316	294,192
†Navigators Group	7,316	462,079
OneBeacon Insurance Group	12,787	202,290
†Phoenix Companies	3,506	215,268
Platinum Underwriters Holdings	20,306	1,244,352
Primerica	39,722	1,704,471
RLI	14,517	1,413,665
Safety Insurance Group	8,399	472,864
Selective Insurance Group	37,807	1,023,057
State Auto Financial	7,995	169,814
Stewart Information Services	14,639	472,401
Symetra Financial	60,099	1,139,477
†Third Point Reinsurance	16,500	305,745
Tower Group International	36,807	124,408
United Fire Group	14,821	424,770
Universal Insurance Holdings	14,103	204,211

		28,193,832

Internet & Catalog Retail–0.44%
†1-800-FLOWERS.com Class A	19,282	104,316
†Blue Nile	9,397	442,505
†FTD	13,337	434,519
HSN	23,812	1,483,488
NutriSystem	22,126	363,751
†Orbitz Worldwide	16,811	120,703
†Overstock.com	7,697	236,991
PetMed Express	12,372	205,746
†RetailMeNot	6,100	175,619
†Shutterfly	25,772	1,312,568
United Online	9,526	131,078
†Valuevision Media Class A	25,200	176,148
†Vitacost.com	12,185	70,551

		5,257,983

Internet Software & Services–2.70%
†Angie’s List	34,117	516,873
†Bankrate	33,582	602,461
†Bazaarvoice	30,780	243,778
†Blucora	29,268	853,455
†Brightcove	17,986	254,322
†Carbonite	5,870	69,442
†ChannelAdvisor	3,400	141,814
†comScore	25,054	716,795
†Constant Contact	23,132	718,711
†Cornerstone OnDemand	28,410	1,515,389
†CoStar Group	19,692	3,634,736
†Dealertrack Technology	29,312	1,409,321

LVIP SSgA Small-Cap Index Fund—16

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet Software & Services (continued)
†Demand Media	16,515	$95,292
†Demandware	12,230	784,188
†Dice Holdings	22,716	164,691
†Digital River	21,704	401,524
†E2open	9,499	227,121
†EarthLink	77,353	392,180
†eGain	12,800	131,072
†Endurance International Group Holdings	13,100	185,758
†Envestnet	16,793	676,758
†Global Eagle Entertainment	13,800	205,206
†Internap Network Services	45,421	341,566
†IntraLinks Holdings	30,405	368,205
j2 Global	31,087	1,554,661
†Limelight Networks	33,249	65,833
†Liquidity Services	16,626	376,745
†LivePerson	41,318	612,333
†LogMeIn	17,571	589,507
Marchex Class B	12,954	112,052
†Marin Software	7,800	79,872
†Marketo	4,500	166,815
†Millennial Media	22,576	164,128
†Monster Worldwide	68,573	488,925
†Move	30,104	481,363
NIC	44,947	1,117,832
†OpenTable	15,580	1,236,585
†Perficient	21,825	511,142
†QuinStreet	19,511	169,551
†RealNetworks	13,048	98,512
†Reis	5,300	101,919
†Responsys	23,962	656,798
†Rocket Fuel	2,900	178,321
†SciQuest	14,545	414,242
†Spark Networks	6,382	39,313
†SPS Commerce	10,901	711,835
†Stamps.com	10,438	439,440
†support.com	37,241	141,143
†TechTarget	10,197	69,951
†TeleCommunication Systems Class A	50,000	116,000
†Textura.	3,400	101,796
†Trulia	20,136	710,197
†Unwired Planet	56,263	77,643
†ValueClick	45,307	1,058,825
†VistaPrint	23,034	1,309,483
†Vocus	11,455	130,472
†Web.com Group	31,351	996,648
†WebMD Health	19,030	751,685
†Wix.Com	4,700	126,195
†XO Group	15,201	225,887
†Xoom	5,347	146,347
†Yelp	20,882	1,439,814

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet Software & Services (continued)
†Zix	39,474	$180,001

		32,600,469

IT Services–2.14%
†Acxiom	51,472	1,903,435
†Blackhawk Network Holdings	7,400	186,924
†CACI International Class A	15,561	1,139,376
†Cardtronics	30,540	1,326,963
Cass Information Systems	7,094	477,781
†CIBER	39,525	163,634
Computer Task Group	9,430	178,227
Convergys	73,622	1,549,743
CSG Systems International	24,388	717,007
†EPAM Systems	14,045	490,732
†Euronet Worldwide	34,048	1,629,197
EVERTEC	18,900	466,074
†ExlService Holdings	20,948	578,584
Forrester Research	8,233	314,995
†Global Cash Access Holdings	52,394	523,416
Hackett Group	13,891	86,263
Heartland Payment Systems	25,395	1,265,687
†Higher One Holdings	17,208	167,950
†iGate	23,898	959,744
†Lionbridge Technologies	47,270	281,729
†Luxoft Holding	3,100	117,738
Mantech International Class A	15,517	464,424
MAXIMUS	49,164	2,162,724
†ModusLink Global Solutions	26,611	152,481
†MoneyGram International	17,787	369,614
†Planet Payment	44,500	123,710
†PRGX Global	28,962	194,625
†Sapient	77,957	1,353,334
†ServiceSource International	39,160	328,161
†SYKES Enterprises	28,477	621,083
Syntel	10,814	983,533
†TeleTech Holdings	12,960	310,262
†Unisys	31,154	1,045,840
†Virtusa	13,336	507,968
†WEX	26,698	2,643,903

		25,786,861

Leisure Equipment & Products–0.54%
Arctic Cat	9,314	530,712
†Black Diamond	20,345	271,199
Brunswick	62,371	2,872,808
Callaway Golf	52,927	446,175
†Fox Factory Holding	6,400	112,768
JAKKS Pacific	10,637	71,587
Johnson Outdoors Class A	3,886	104,728
†LeapFrog Enterprises	51,308	407,386
Marine Products	5,709	57,375
†Nautilus	19,900	167,757

LVIP SSgA Small-Cap Index Fund—17

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Leisure Equipment & Products (continued)
†Smith & Wesson Holding	36,632	$494,166
Sturm Ruger	13,414	980,429

		6,517,090

Life Sciences Tools & Services–0.40%
†Affymetrix	54,765	469,336
†Albany Molecular Research	14,900	150,192
†Cambrex	24,046	428,740
†Fluidigm	19,445	745,132
†Furiex Pharmaceuticals	4,471	187,827
†Harvard Bioscience	12,824	60,273
†Luminex	23,907	463,796
†Pacific Biosciences of California	46,598	243,708
†Parexel International	41,259	1,864,082
†Sequenom	66,856	156,443

		4,769,529

Machinery–3.19%
†Accuride	28,827	107,525
Actuant Class A	52,814	1,935,105
Alamo Group	4,135	250,953
Albany International	19,583	703,617
Altra Holdings	19,378	663,115
American Railcar Industries	5,646	258,305
Ampco-Pittsburgh	5,257	102,249
Astec Industries	14,447	558,088
Barnes Group	37,139	1,422,795
†Blount International	32,149	465,196
Briggs & Stratton	33,814	735,793
†Chart Industries	21,874	2,092,029
CIRCOR International	12,327	995,775
CLARCOR	34,460	2,217,501
†Columbus McKinnon	15,808	429,029
†Commercial Vehicle Group	13,426	97,607
Douglas Dynamics	17,949	301,902
Dynamic Materials	7,816	169,920
†Energy Recovery	30,070	167,189
†EnPro Industries	14,409	830,679
ESCO Technologies	18,938	648,816
†ExOne	4,791	289,664
†Federal Signal	40,707	596,358
†Flow International	29,876	120,699
Foster (L.B.) Class A	6,988	330,463
FreightCar America	7,541	200,741
Global Brass & Copper Holdings	8,000	132,400
Gorman-Rupp	13,482	450,703
Graham	7,462	270,796
†Greenbrier Companies	18,147	595,947
Hardinge	6,491	93,925
Hurco Companies	4,207	105,217
Hyster-Yale Materials Handling	7,766	723,481
John Bean Technologies	18,892	554,102

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Kadant	9,297	$376,714
Lindsay	8,907	737,054
†Lydall	10,502	185,045
†Manitex International	12,400	196,912
†Meritor	70,612	736,483
†Middleby	13,010	3,122,010
Miller Industries	6,929	129,087
Mueller Industries	19,920	1,255,159
Mueller Water Products Class A	108,727	1,018,772
NN	11,056	223,221
Omega Flex	648	13,258
†PMFG	10,621	96,120
†Power Solutions International	1,400	105,140
†Proto Labs	12,743	907,047
†RBC Bearings	15,518	1,097,899
†Rexnord	19,764	533,826
Standex International	9,154	575,604
Sun Hydraulics	14,928	609,510
†Tecumseh Products Class A	11,800	106,790
Tennant	13,281	900,585
Titan International	37,010	665,440
†Trimas	30,525	1,217,642
Twin Disc	5,164	133,696
†Wabash National	47,140	582,179
Watts Water Technologies Class A	19,428	1,202,010
Woodward	47,758	2,178,242

		38,523,129

Marine–0.08%
International Shipholding	3,168	93,456
Matson	32,200	840,742

		934,198

Media–1.36%
AH Belo Class A	19,000	141,930
Beasley Broadcasting Group Class A	2,423	21,153
†Carmike Cinemas	15,035	418,574
†Central European Media Enterprises
Class A	49,011	188,202
†Crown Media Holdings Class A	18,679	65,937
†Cumulus Media Class A	60,824	470,170
†Daily Journal	550	101,745
†Dex Media	11,000	74,580
†Digital Generation	15,184	193,596
†Entercom Communications Class A	15,621	164,177
Entravision Communications Class A	46,030	280,323
†Global Sources	10,522	85,544
†Gray Television	32,200	479,136
Harte-Hanks	25,442	198,956
†Hemisphere Media Group	9,200	109,204
†Houghton Mifflin Harcourt	13,000	220,480
†Journal Communications Class A	26,203	243,950

LVIP SSgA Small-Cap Index Fund—18

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†Live Nation Entertainment	96,594	$1,908,697
†Martha Stewart Living Omnimedia Class A	17,996	75,583
†McClatchy Class A	37,072	126,045
MDC Partners Class A	27,435	699,867
†Media General Class A	12,600	284,760
Meredith	24,834	1,286,401
National CineMedia	39,529	788,999
New York Times Class A	91,111	1,445,932
Nexstar Broadcasting Group Class A	21,756	1,212,462
†ReachLocal	6,392	81,242
†Reading International Class A	9,340	69,957
†Rentrak	5,953	225,559
Saga Communications Class A	2,612	131,384
Salem Communications Class A	5,612	48,824
Scholastic	18,491	628,879
†Scripps (E.W.) Class A	24,803	538,721
†Shutterstock	4,752	397,410
Sinclair Broadcast Group Class A	46,832	1,673,307
Valassis Communications	27,888	955,164
World Wrestling Entertainment Class A	24,107	399,694

		16,436,544

Metals & Mining–1.35%
†AK Steel Holding	102,656	841,779
†Allied Nevada Gold	66,600	236,430
†AM Castle	10,172	150,240
AMCOL International	18,026	612,523
†Century Aluminum	42,587	445,460
†Coeur d’Alene Mines	69,886	758,263
Commercial Metals	81,700	1,660,961
†General Moly	26,290	35,229
Globe Specialty Metals	43,933	791,233
Gold Resource	14,056	63,674
†Handy & Harman	2,948	71,371
Haynes International	8,981	496,110
Hecla Mining	236,200	727,496
†Horsehead Holding	32,830	532,174
Kaiser Aluminum	13,322	935,737
Materion	15,684	483,851
†Midway Gold	73,917	59,873
†Molycorp	108,200	608,084
Noranda Aluminum Holding	18,345	60,355
Olympic Steel	5,606	162,462
†Paramount Gold and Silver	56,171	52,340
†RTI International Metals	21,540	736,883
Schnitzer Steel Industries Class A	18,301	597,894
†Stillwater Mining	79,815	984,917
†SunCoke Energy	48,947	1,116,481
†Universal Stainless & Alloy	4,193	151,200
US Silica Holdings	13,783	470,138
Walter Energy	47,600	791,588

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
Worthington Industries	38,408	$1,616,209

		16,250,955

Multiline Retail–0.09%
Bon-Ton Stores	8,513	138,592
Fred’s Class A	24,077	445,906
Gordmans Stores	4,727	36,256
†Tuesday Morning	27,983	446,609

		1,067,363

Multi-Utilities–0.34%
Avista.	44,126	1,243,912
Black Hills	32,243	1,693,080
NorthWestern	27,906	1,208,888

		4,145,880

Oil, Gas & Consumable Fuels–3.51%
†Abraxas Petroleum	47,912	157,151
Adams Resources & Energy	1,206	82,611
Alon USA Energy	14,892	246,314
†Alpha Natural Resources	156,100	1,114,554
†Amyris	20,329	107,540
†Apco Oil and Gas International	4,990	77,794
†Approach Resources	23,546	454,202
Arch Coal	148,445	660,580
†Athlon Energy	11,800	356,950
†Bill Barrett	33,690	902,218
†Bonanza Creek Energy	21,968	954,949
†BPZ Resources	60,127	109,431
†Callon Petroleum	23,716	154,865
†Carrizo Oil & Gas	30,989	1,387,378
†Clayton Williams Energy	4,848	397,294
†Clean Energy Fuels	46,795	602,720
†Cloud Peak Energy	42,517	765,306
Comstock Resources	34,394	629,066
†Contango Oil & Gas	10,681	504,784
Crosstex Energy	33,129	1,197,945
Delek U.S. Holdings	27,988	963,067
†Diamondback Energy	12,703	671,481
†Emerald Oil	43,186	330,805
†Endeavour International	30,686	161,102
Energy XXI Bermuda	57,870	1,565,962
†EPL Oil & Gas	19,612	558,942
Equal Energy	34,800	185,832
Evolution Petroleum	10,647	131,384
EXCO Resources	87,000	461,970
†Forest Oil	77,833	280,977
†Frontline	29,683	111,014
†FX Energy	31,200	114,192
GasLog	20,607	352,174
†Gastar Exploration	34,316	237,467
†Goodrich Petroleum	22,740	387,035
Green Plains Renewable Energy	21,043	408,024

LVIP SSgA Small-Cap Index Fund—19

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Halcon Resources	151,098	$583,238
Hallador Energy	2,532	20,408
†Isramco	651	82,710
†Jones Energy Class A	7,200	104,256
†KiOR Class A	14,497	24,355
Knightsbridge Tankers	28,583	262,678
†Kodiak Oil & Gas	182,404	2,044,749
†Magnum Hunter Resources	129,051	943,363
†Magnum Hunter Resources WTS	11,015	0
†Matador Resources	43,495	810,747
†Midstates Petroleum	32,989	218,387
†Miller Energy Resources	20,565	144,778
Nordic American Tankers	50,798	492,741
†Northern Oil & Gas	44,937	677,201
Panhandle Oil & Gas Class A	4,147	138,551
†PDC Energy	25,950	1,381,059
†Penn Virginia	35,979	339,282
†Petroquest Energy	31,619	136,594
†Quicksilver Resources	106,355	326,510
†Renewable Energy Group	13,564	155,443
†Resolute Energy	44,127	398,467
†Rex American Resources	2,750	122,953
†Rex Energy	32,127	633,223
†Rosetta Resources	42,271	2,030,699
†Sanchez Energy	24,738	606,328
Scorpio Tankers	134,609	1,587,040
SemGroup Class A	30,405	1,983,318
Ship Finance International	40,942	670,630
†Solazyme	30,640	333,670
†Stone Energy	34,471	1,192,352
†Swift Energy	32,599	440,087
†Synergy Resources	39,513	365,890
Targa Resources	22,589	1,991,672
Teekay Tankers Class A	61,641	242,249
†Triangle Petroleum	44,196	367,711
†Uranium Energy	48,427	96,854
†Ur-Energy	77,800	107,364
†Vaalco Energy	49,400	340,366
W&T Offshore	25,736	411,776
†Warren Resources	42,316	132,872
Western Refining	36,841	1,562,427
†Westmoreland Coal	6,557	126,485
†ZaZa Energy	13,755	13,144

		42,429,707

Paper & Forest Products–0.72%
†Boise Cascade	10,846	319,740
†Clearwater Paper	15,151	795,428
Deltic Timber	7,855	533,669
Glatfelter	29,917	826,906
†KapStone Paper & Packaging	28,032	1,565,868
†Louisiana-Pacific	95,478	1,767,298

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Paper & Forest Products (continued)
Neenah Paper	12,095	$517,303
†Resolute Forest Products	52,671	843,789
Schweitzer-Mauduit International	21,467	1,104,906
Wausau Paper	36,529	463,188

		8,738,095

Personal Products–0.21%
Elizabeth Arden	17,526	621,297
Female Health	10,133	86,131
Inter Parfums	12,193	436,631
†Lifevantage	72,700	119,955
†Medifast	10,787	281,864
Nature’s Sunshine Products	5,554	96,195
†Nutraceutical International	4,606	123,349
†Revlon Class A	6,954	173,572
†Star Scientific	135,403	157,067
†Synutra International	8,658	76,883
†USANA Health Sciences	4,239	320,384

		2,493,328

Pharmaceuticals–1.65%
†AcelRx Pharmaceuticals	13,400	151,554
†Akorn	40,486	997,170
†Ampio Pharmaceuticals	26,064	185,836
†Auxilium Pharmaceuticals	34,754	720,798
†AVANIR Pharmaceuticals	99,868	335,556
†BioDelivery Sciences International	12,109	71,322
†Cadence Pharmaceuticals	48,378	437,821
†Cempra	12,896	159,781
†Corcept Therapeutics	32,311	104,041
†Cornerstone Therapeutics	6,981	66,250
†Depomed	44,957	475,645
†Enanta Pharmaceuticals	4,600	125,488
†Endocyte	26,699	285,412
†Hi-Tech Pharmacal	8,620	374,022
†Horizon Pharma	33,655	256,451
†Impax Laboratories	46,402	1,166,546
†Lannett	14,480	479,288
†Medicines	45,833	1,770,070
†Nektar Therapeutics	79,888	906,729
†Omeros	16,466	185,901
†Ophthotech	5,300	171,455
†Pacira Pharmaceuticals	20,475	1,177,108
†Pernix Therapeutics Holdings	5,062	12,756
POZEN	17,689	142,220
†Prestige Brands Holdings	34,555	1,237,069
Questcor Pharmaceuticals	35,969	1,958,512
†Receptos	3,800	110,162
†Repros Therapeutics	17,431	318,987
†Sagent Pharmaceuticals	15,675	397,832
†Santarus	38,084	1,217,165
†SciClone Pharmaceuticals	31,374	158,125

LVIP SSgA Small-Cap Index Fund—20

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Sucampo Pharmaceuticals Class A	6,910	$64,954
†Supernus Pharmaceuticals	17,885	134,853
†Tetraphase Pharmaceuticals	4,800	64,896
†TherapeuticsMD	50,000	260,500
†=Trius Therapeutics	28,563	0
†ViroPharma	45,027	2,244,596
†Vivus	69,061	627,074
†XenoPort	22,701	130,531
†Zogenix	67,371	231,756

		19,916,232

Professional Services–1.38%
Acacia Research	34,476	501,281
†Advisory Board	25,824	1,644,214
Barrett Business Services	5,232	485,216
†CBIZ	22,946	209,268
CDI	7,887	146,146
Corporate Executive Board	24,302	1,881,704
†CRA International	6,351	125,750
Exponent	9,665	748,458
†Franklin Covey	8,762	174,189
†FTI Consulting	28,506	1,172,737
†GP Strategies	9,102	271,149
Heidrick & Struggles International	10,164	204,703
†Huron Consulting Group	16,078	1,008,412
†ICF International	14,951	518,949
Insperity	14,601	527,534
Kelly Services Class A	20,677	515,684
Kforce	21,938	448,851
†Korn/Ferry International	33,945	886,643
†Mistras Group	8,547	178,461
†Navigant Consulting	37,436	718,771
†Odyssey Marine Exploration	43,831	88,539
†On Assignment	33,782	1,179,667
†Pendrell	141,559	284,534
Resources Connection	32,809	470,153
†RPX	20,774	351,081
†TrueBlue	28,487	734,395
VSE	2,183	104,806
†WageWorks	18,530	1,101,423

		16,682,718

Real Estate Investment Trusts–6.75%
Acadia Realty Trust	36,615	909,150
AG Mortgage Investment Trust	22,184	346,958
Agree Realty	7,866	228,271
Alexander’s	1,476	487,080
American Assets Trust	22,973	722,041
American Capital Mortgage Investment	40,611	709,068
†American Residential Properties	8,800	151,008
AmREIT Class B	17,074	286,843

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Anworth Mortgage Asset	109,731	$461,968
Apollo Commercial Real Estate Finance	23,095	375,294
Apollo Residential Mortgage	25,181	372,175
Ares Commercial Real Estate	17,689	231,726
Armada Hoffler Properties	12,200	113,216
Armour Residential REIT	252,929	1,014,245
Ashford Hospitality Prime	9,279	168,878
Ashford Hospitality Trust	44,398	367,615
Associated Estates Realty	42,171	676,845
Aviv REIT	7,400	175,380
Campus Crest Communities	45,676	429,811
Capstead Mortgage	68,208	823,953
Cedar Realty Trust	55,961	350,316
Chambers Street Properties	159,500	1,220,175
Chatham Lodging Trust	20,431	417,814
Chesapeake Lodging Trust	33,815	855,181
Colony Financial	51,879	1,052,625
Coresite Realty	13,568	436,754
Cousins Properties	123,346	1,270,464
CubeSmart	90,286	1,439,159
CyrusOne	14,506	323,919
CYS Investments	118,567	878,581
DCT Industrial Trust	203,361	1,449,964
DiamondRock Hospitality	142,174	1,642,110
DuPont Fabros Technology	41,945	1,036,461
Dynex Capital	45,630	365,040
EastGroup Properties	20,369	1,179,976
Education Realty Trust	78,159	689,362
Ellington Residential Mortgage REIT	7,500	115,350
Empire State Realty Trust	55,500	849,150
EPR Properties	37,340	1,835,634
Equity One	43,005	965,032
Excel Trust	34,425	392,101
†FelCor Lodging Trust	89,166	727,595
First Industrial Realty Trust	72,906	1,272,210
First Potomac Realty Trust	41,218	479,365
Franklin Street Properties	60,904	727,803
Geo Group	51,984	1,674,924
Getty Realty	21,100	387,607
Gladstone Commercial	13,005	233,700
Glimcher Realty Trust	107,294	1,004,272
Government Properties Income Trust	40,603	1,008,985
†Gramercy Property Trust	51,911	298,488
Healthcare Realty Trust	69,892	1,489,399
Hersha Hospitality Trust	152,064	846,996
Highwoods Properties	62,106	2,246,374
Hudson Pacific Properties	30,151	659,402
Inland Real Estate	65,296	686,914
Invesco Mortgage Capital	98,761	1,449,811
Investors Real Estate Trust	68,862	590,836
†iStar Financial	59,070	842,929

LVIP SSgA Small-Cap Index Fund—21

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
JAVELIN Mortgage Investment	11,653	$162,326
Kite Realty Group Trust	86,617	569,074
LaSalle Hotel Properties	71,511	2,206,829
Lexington Realty Trust	126,186	1,288,359
LTC Properties	23,973	848,404
Medical Properties Trust	110,672	1,352,412
Monmouth Real Estate Investment	35,889	326,231
National Health Investors	19,834	1,112,687
New Residential Investment	172,100	1,149,628
New York Mortgage Trust	48,632	339,938
NorthStar Realty Finance	199,719	2,686,221
One Liberty Properties	6,838	137,649
Parkway Properties	34,711	669,574
Pebblebrook Hotel Trust	41,510	1,276,848
Pennsylvania Real Estate Investment Trust	46,999	892,041
PennyMac Mortgage Investment Trust	52,021	1,194,402
Physicians Realty Trust	7,700	98,098
Potlatch	27,392	1,143,342
PS Business Parks	12,662	967,630
QTS Realty Trust	8,500	210,630
RAIT Financial Trust	56,032	502,607
Ramco-Gershenson Properties Trust	41,705	656,437
Redwood Trust	60,746	1,176,650
Resource Capital	90,529	536,837
Retail Opportunity Investments	52,167	767,898
Rexford Industrial Realty	11,000	145,200
RLJ Lodging Trust	84,961	2,066,252
Rouse Properties	17,560	389,656
Ryman Hospitality Properties	31,103	1,299,483
Sabra Health Care REIT	25,755	673,236
Saul Centers	6,666	318,168
Select Income REIT	16,163	432,199
Silver Bay Realty Trust	9,752	155,934
Sovran Self Storage	22,888	1,491,611
STAG Industrial	32,034	653,173
†Strategic Hotels & Resorts	124,353	1,175,136
Summit Hotel Properties	52,073	468,657
Sun Communities	24,339	1,037,815
Sunstone Hotel Investors	118,577	1,588,932
Terreno Realty	19,014	336,548
UMH Properties	8,167	76,933
Universal Health Realty Income Trust	8,673	347,440
Urstadt Biddle Properties Class A	18,617	343,484
Washington Real Estate Investment Trust	45,075	1,052,952
Western Asset Mortgage Capital	15,573	231,726
Whitestone REIT	14,171	189,466
Winthrop Realty Trust	23,853	263,576
ZAIS Financial	4,470	71,654

		81,526,286

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Management & Development–0.59%
Alexander & Baldwin	30,500	$1,272,765
Altisource Residential	29,700	894,267
American Realty Capital Properties	108,100	1,390,166
†AV Homes	4,980	90,487
Consolidated-Tomoka Land	2,899	105,205
†Forestar Group	24,677	524,880
Kennedy-Wilson Holdings	40,853	908,979
†RE/MAX Holdings	7,100	227,697
†Tejon Ranch	10,465	384,693
†Zillow Class A	15,856	1,295,911

		7,095,050

Road & Rail–0.51%
Arkansas Best	16,742	563,871
Celadon Group	11,946	232,708
Heartland Express	34,009	667,257
Knight Transportation	40,582	744,274
Marten Transport	14,278	288,273
†Patriot Transportation Holding	5,972	247,898
†Quality Distribution	11,881	152,433
†Roadrunner Transportation Systems	13,203	355,821
†Saia	17,263	553,279
†Swift Transportation	61,268	1,360,762
Universal Truckload Services	3,287	100,286
Werner Enterprises	30,856	763,069
†YRC Worldwide	6,000	104,220

		6,134,151

Semiconductors & Semiconductor Equipment–3.24%
†Advanced Energy Industries	28,279	646,458
†Alpha & Omega Semiconductor	9,871	76,105
†Ambarella	11,892	403,496
†Amkor Technology	44,565	273,183
†ANADIGICS	40,465	74,456
†Applied Micro Circuits	48,390	647,458
†ATMI	22,916	692,292
†Axcelis Technologies	93,334	227,735
Brooks Automation	50,190	526,493
†Cabot Microelectronics	16,771	766,435
†Cavium	37,673	1,300,095
†Ceva	12,723	193,644
†Cirrus Logic	44,288	904,804
Cohu	13,443	141,152
Cypress Semiconductor	109,000	1,144,500
†Diodes	25,265	595,243
†DSP Group	11,458	111,257
†Entegris	94,750	1,099,100
†Entropic Communications	58,414	275,130
†Exar	31,384	370,017
†FormFactor	29,814	179,480
†GSI Technology	10,249	68,053
†GT Advanced Technologies	88,226	769,331

LVIP SSgA Small-Cap Index Fund—22

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Hittite Microwave	21,475	$1,325,652
†Inphi	21,794	281,143
†Integrated Device Technology	98,019	998,814
†Integrated Silicon Solution	16,148	195,229
†Intermolecular	9,700	47,724
†International Rectifier	47,408	1,235,927
Intersil Class A	89,395	1,025,361
IXYS	14,122	183,162
†Kopin	38,342	161,803
†Lattice Semiconductor	87,726	483,370
†LTX-Credence	30,141	240,827
†M/A-COM Technology Solutions
Holdings	11,007	187,009
†MaxLinear Class A	12,321	128,508
Micrel	28,183	278,166
†Microsemi	65,114	1,624,594
MKS Instruments	36,124	1,081,553
†Monolithic Power Systems	27,453	951,521
†MoSys	44,933	248,030
†Nanometrics	16,322	310,934
†NeoPhotonics	10,889	76,876
†NVE	3,128	182,300
†OmniVision Technologies	40,066	689,135
†PDF Solutions	19,378	496,464
†Peregrine Semiconductor	16,913	125,325
†Pericom Semiconductor	12,762	113,071
†Photronics	47,760	431,273
†PLX Technology	26,828	176,528
†PMC - Sierra	152,700	981,861
Power Integrations	19,656	1,097,198
†Rambus	78,486	743,262
†RF Micro Devices	190,653	983,769
†Rubicon Technology	10,397	103,450
†Rudolph Technologies	28,138	330,340
†Semtech	49,184	1,243,372
†Sigma Designs	18,584	87,716
†Silicon Image	50,387	309,880
†Spansion Class A	35,078	487,233
†SunEdison	184,124	2,402,818
†SunPower	28,402	846,664
†Supertex	6,373	159,644
†Synaptics	23,952	1,240,953
Tessera Technologies	36,235	714,192
†TriQuint Semiconductor	121,501	1,013,318
†Ultra Clean Holdings	13,066	131,052
†Ultratech	19,555	567,095
†Veeco Instruments	26,707	878,927

		39,088,960

Software–3.99%
†Accelrys	45,529	434,347
†ACI Worldwide	28,817	1,873,105

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Actuate	27,242	$210,036
Advent Software	22,121	774,014
American Software Class A	13,961	137,795
†Aspen Technology	64,575	2,699,235
†AVG Technologies	15,296	263,244
†Benefitfocus	3,000	173,220
Blackbaud	31,133	1,172,157
†Bottomline Technologies	26,371	953,575
†BroadSoft	19,614	536,247
†Callidus Software	30,357	416,802
†CommVault Systems	32,102	2,403,798
†Comverse	16,341	634,031
Digimarc	3,858	74,305
Ebix	20,878	307,324
†Ellie Mae	18,392	494,193
EPIQ Systems	24,159	391,617
†ePlus	2,079	118,170
Fair Isaac	26,139	1,642,575
†FleetMatics Group	10,439	451,487
†Glu Mobile	30,032	116,824
†Guidance Software	9,449	95,435
†Guidewire Software	35,478	1,740,905
†Imperva	12,961	623,813
†Infoblox	35,092	1,158,738
†Interactive Intelligence Group	11,720	789,459
†Jive Software	25,355	285,244
†Manhattan Associates	13,645	1,603,015
Mentor Graphics	69,390	1,670,217
†MicroStrategy	6,084	755,876
†Mitek Systems	14,200	84,348
†Model N	5,200	61,308
Monotype Imaging Holdings	25,931	826,162
†Netscout Systems	26,056	770,997
Pegasystems	12,651	622,176
†Progress Software	35,300	911,799
†Proofpoint	14,020	465,043
†PROS Holdings	16,237	647,856
†PTC	82,434	2,917,339
QAD Class A	4,773	84,291
†QLIK Technologies	63,280	1,685,146
†Qualys	9,725	224,745
†Rally Software Development	4,400	85,580
†RealPage	35,311	825,571
†Rosetta Stone	7,571	92,518
Sapiens International	7,590	58,519
†Seachange International	21,379	259,969
†SS&C Technologies Holdings	40,717	1,802,134
†Synchronoss Technologies	19,644	610,339
†Take-Two Interactive Software	54,141	940,429
†Tangoe	22,751	409,746
†TeleNav	11,400	75,126
†TiVo	85,399	1,120,435

LVIP SSgA Small-Cap Index Fund—23

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Tyler Technologies	21,836	$2,230,111
†Ultimate Software Group	19,068	2,921,599
†VASCO Data Security International	16,559	128,001
†Verint Systems	37,070	1,591,786
†VirnetX Holding	29,605	574,633
†Vringo	43,000	127,280

		48,155,789

Specialty Retail–3.21%
†Aeropostale	56,182	510,694
†America’s Car-Mart	6,185	261,193
†ANN	33,332	1,218,618
†Asbury Automotive Group	22,144	1,190,019
†Barnes & Noble	25,872	386,786
bebe stores	22,415	119,248
Big 5 Sporting Goods	14,893	295,179
†Body Central	9,016	35,523
Brown Shoe	30,625	861,788
Buckle	19,008	999,060
†Burlington Stores	9,700	310,400
Cato Class A	19,882	632,248
†Children’s Place Retail Stores	17,301	985,638
†Christopher & Banks	23,300	198,982
†Citi Trends	9,176	155,992
†Conn’s	16,502	1,300,193
Destination Maternity	11,333	338,630
†Destination XL Group	25,722	168,994
†Express	59,875	1,117,866
Finish Line Class A	34,508	972,090
†Five Below	23,118	998,698
†Francesca’s Holdings	28,162	518,462
†Genesco	16,732	1,222,440
Group 1 Automotive	16,035	1,138,806
Haverty Furniture	15,814	494,978
†hhgregg	10,548	147,356
†Hibbett Sports	18,083	1,215,358
†Jos. A Bank Clothiers	19,324	1,057,603
†Kirkland’s	7,975	188,768
Lithia Motors Class A	15,137	1,050,811
†Lumber Liquidators Holdings	19,816	2,038,868
†MarineMax	20,040	322,243
†Mattress Firm Holding	8,619	370,962
Men’s Wearhouse	32,542	1,662,245
Monro Muffler Brake	21,249	1,197,594
†New York	18,830	82,287
†Office Depot	347,377	1,837,624
†Pacific Sunwear of California	42,000	140,280
Penske Automotive Group	29,330	1,383,203
†Pep Boys-Manny Moe & Jack	38,964	473,023
Pier 1 Imports	66,525	1,535,397
†RadioShack	54,900	142,740
Rent-A-Center	37,610	1,253,917

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Restoration Hardware Holdings	13,167	$886,139
†Sears Hometown and Outlet Stores	5,500	140,250
†Select Comfort	39,311	829,069
Shoe Carnival	12,521	363,234
Sonic Automotive Class A	28,331	693,543
Stage Stores	23,195	515,393
Stein Mart	16,546	222,544
†Systemax	5,558	62,528
†Tile Shop Holdings	11,800	213,226
†Tilly’s Class A	5,063	57,971
†Vitamin Shoppe	20,307	1,056,167
†West Marine	9,450	134,474
†Wet Seal Class A	57,477	156,912
Winmark.	1,509	139,764
†Zale	20,800	328,016
†Zumiez	17,023	442,598

		38,774,632

Textiles, Apparel & Luxury Goods–1.36%
Barry (R.G.)	5,725	110,493
Columbia Sportswear	9,210	725,288
†Crocs	61,700	982,264
Culp	4,841	98,998
†Fifth & Pacific	82,710	2,652,510
†G-III Apparel Group	11,998	885,332
†Iconix Brand Group	35,251	1,399,465
Jones Group	56,920	851,523
†Madden (Steven)	43,734	1,600,227
Movado Group	11,480	505,235
Oxford Industries	9,776	788,630
†Perry Ellis International	6,314	99,698
†Quiksilver	91,745	804,604
†Skechers U.S.A. Class A	27,013	894,941
†Tumi Holdings	36,046	812,837
†Unifi	8,874	241,728
†Vera Bradley	16,479	396,155
†Vince Holding	7,100	217,757
Wolverine World Wide	69,508	2,360,492

		16,428,177

Thrift & Mortgage Finance–1.62%
Astoria Financial	61,653	852,661
Banc of California	13,838	185,568
Bank Mutual	28,925	202,764
BankFinancial	13,649	125,025
†BBX Capital Class A	9,300	145,080
†Beneficial Mutual Bancorp	17,708	193,371
Berkshire Hills Bancorp	17,865	487,179
†BofI Holding	8,840	693,321
Brookline Bancorp	53,419	511,220
Capitol Federal Financial	105,000	1,271,550
Charter Financial	14,593	157,167

LVIP SSgA Small-Cap Index Fund—24

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrift & Mortgage Finance (continued)
Clifton Savings Bancorp	5,885	$75,328
Dime Community Bancshares	24,751	418,787
ESB Financial	7,738	109,880
ESSA Bancorp	4,434	51,257
EverBank Financial	59,665	1,094,256
Federal Agricultural Mortgage Class C	5,974	204,610
First Defiance Financial	6,143	159,534
†First Federal Bancshares of Arkansas	1,978	17,209
First Financial Northwest	8,909	92,386
†Flagstar Bancorp	12,700	249,174
Fox Chase Bancorp	5,923	102,942
†Franklin Financial	7,947	157,192
Hingham Institution for Savings	665	52,196
†Home Bancorp	3,845	72,478
Home Federal Bancorp	7,884	117,472
Home Loan Servicing Solutions	48,426	1,112,345
HomeStreet	8,329	166,580
†Kearny Financial	9,068	105,461
†Meridian Interstate Bancorp	5,781	130,535
Meta Financial Group	3,500	141,155
†MGIC Investment	234,350	1,977,914
NASB Financial	2,312	69,822
Northfield Bancorp	37,256	491,779
Northwest Bancshares	69,566	1,028,185
OceanFirst Financial	7,880	134,984
Oritani Financial	32,711	525,012
†PennyMac Financial Services Class A	8,200	143,910
Provident Financial Holdings	5,339	80,085
Provident Financial Services	42,431	819,767
Radian Group	125,154	1,767,174
Rockville Financial	17,298	245,805
Territorial Bancorp	6,742	156,414
†Tree.com	3,305	108,536
Trustco Bank	69,703	500,468
†United Community Financial	25,400	90,678
United Financial Bancorp	13,180	248,970
ViewPoint Financial Group	30,227	829,731
†Walker & Dunlop	13,463	217,697
†Waterstone Financial	4,069	45,166
Westfield Financial	14,548	108,528
WSFS Financial	6,297	488,206

		19,534,514

Tobacco–0.14%
†Alliance One International	48,310	147,346
Universal	16,042	875,893
Vector Group	41,192	674,313

		1,697,552

Trading Companies & Distributors–0.94%
Aceto	16,957	424,095
Aircastle	47,644	912,859

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
Applied Industrial Technologies	28,630	$1,405,447
†Beacon Roofing Supply	35,690	1,437,593
†BlueLinx Holdings	18,228	35,545
†CAI International	13,507	318,360
†DXP Enterprises	6,912	796,262
†H&E Equipment Services	20,481	606,852
Houston Wire & Cable	11,627	155,569
Kaman Class A	18,652	741,044
†Rush Enterprises Class A	23,519	697,338
TAL International Group	23,386	1,341,187
Textainer Group Holdings	13,620	547,796
†Titan Machinery	14,270	254,291
Watsco	17,873	1,716,880

		11,391,118

Transportation Infrastructure–0.05%
†Wesco Aircraft Holdings	26,420	579,126

		579,126

Water Utilities–0.22%
American States Water	26,354	757,150
Artesian Resources Class A	4,044	92,810
California Water Service Group	33,042	762,279
Connecticut Water Service	6,325	224,601
Consolidated Water	9,420	132,822
Middlesex Water	9,031	189,109
SJW	10,915	325,158
York Water	7,303	152,852

		2,636,781

Wireless Telecommunication Services–0.15%
†Boingo Wireless	8,797	56,389
†Leap Wireless International	38,182	664,367
†NII Holdings	110,200	303,050
NTELOS Holdings	8,357	169,062
Shenandoah Telecommunications	18,425	472,970
USA Mobility	12,677	181,028

		1,846,866

Total Common Stock (Cost $836,768,744)		1,161,814,271

CLOSED-END FUND–0.01%
Firsthand Technology Value Fund	4,732	109,640

Total Closed-End Fund (Cost $89,858)		109,640

RIGHTS–0.00%
†Cubist Pharmaceuticals	27,386	36,971
†EXCO Resources	87,000	13,920

LVIP SSgA Small-Cap Index Fund—25

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
RIGHTS (continued)
†=Forest Laboratories	3,000	$0

Total Rights (Cost $58,880)		50,891

WARRANT–0.00%
†Tejon Ranch, excercise price $40.00, expiration date 8/31/16	1,546	8,271

Total Warrant (Cost $9,275)		8,271

MONEY MARKET FUND–3.46%
Dreyfus Treasury & Agency Cash Management Fund	41,769,520	41,769,520

Total Money Market Fund (Cost $41,769,520)		41,769,520

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS–0.14%
≠¥U.S. Treasury Obligations–0.14%
U.S. Treasury Bills
0.018% 2/20/14	645,000	$644,985
0.02% 1/16/14	1,000,000	999,997

		1,644,982

Total Short-Term Investments (Cost $1,644,976)		1,644,982

TOTAL VALUE OF SECURITIES–99.84% (Cost $880,341,253)	1,205,397,575
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	1,881,251

NET ASSETS APPLICABLE TO 45,178,532 SHARES OUTSTANDING–100.00%	$1,207,278,826

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND STANDARD CLASS ($881,400,788 / 32,983,581 Shares)	$26.722

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND SERVICE CLASS ($325,878,038 / 12,194,951 Shares)	$26.722

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$872,053,210
Distributions in excess of net investment income	(163,868)
Accumulated net realized gain on investments	8,454,481
Net unrealized appreciation of investments	326,935,003

Total net assets	$1,207,278,826

†	Non-income producing for the period.

«	Of this amount, $710,522 represents payable for fund shares redeemed as of December 31, 2013.

@	Illiquid security. At December 31, 2013, the aggregate value of illiquid securities was $193,674, which represents 0.02% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

LVIP SSgA Small-Cap Index Fund—26

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

The following futures contract was outstanding at December 31, 2013:1

Futures Contract

Contract to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
377 E-mini Russell 2000 Index	$41,906,108	$43,784,780	3/24/14	$1,878,672

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund—27

LVIP SSgA Small-Cap Index Fund

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$11,579,313
Interest	1,035
Foreign tax withheld	(11,093)

11,569,255

EXPENSES:
Management fees	2,797,877
Distribution fees-Service Class	630,303
Accounting and administration expenses	322,407
Reports and statements to shareholders	118,368
Index fees.	59,978
Professional fees	45,221
Pricing fees	24,197
Trustees’ fees and expenses	17,923
Custodian fees	14,176
Consulting fees	7,529
Other	9,553

Total operating expenses	4,047,532

NET INVESTMENT INCOME	7,521,723

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	30,319,657
Foreign currencies	(146)
Foreign currency exchange contracts	(58)
Futures contracts	5,046,651

Net realized gain	35,366,104

Net change in unrealized appreciation (depreciation) of:
Investments	224,622,886
Foreign currencies	5
Futures contracts	1,655,117

Net change in unrealized appreciation (depreciation)	226,278,008

NET REALIZED AND UNREALIZED GAIN	261,644,112

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$269,165,835

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,521,723	$8,279,395
Net realized gain (loss)	35,366,104	(1,654,811)
Net change in unrealized appreciation (depreciation)	226,278,008	77,767,712

Net increase in net assets resulting from operations	269,165,835	84,392,296

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,131,167)	(3,319,431)
Service Class	(1,568,118)	(651,779)
Net realized gain on investments:
Standard Class	(3,558,886)	—
Service Class	(1,325,869)	—

	(12,584,040)	(3,971,210)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	412,476,807	230,559,946
Service Class	169,399,722	35,430,984
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	9,690,053	3,319,431
Service Class	2,893,987	651,779

	594,460,569	269,962,140

Cost of shares redeemed:
Standard Class	(131,449,803)	(307,760,024)
Service Class	(70,822,287)	(37,854,903)

	(202,272,090)	(345,614,927)

Increase (Decrease) in net assets derived from capital share transactions	392,188,479	(75,652,787)

NET INCREASE IN NET ASSETS	648,770,274	4,768,299
NET ASSETS:
Beginning of year	558,508,552	553,740,253

End of year	$1,207,278,826	$558,508,552

Undistributed (Distributions in excess of) net investment income	$(163,868)	$4,943,316

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund—28

LVIP SSgA Small-Cap Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$19.597	$17.026	$17.904	$14.258	$11.413

Income (loss) from investment operations:
Net investment income[1]	0.219	0.267	0.168	0.148	0.113
Net realized and unrealized gain (loss)	7.205	2.434	(0.984)	3.583	2.850

Total from investment operations	7.424	2.701	(0.816)	3.731	2.963

Less dividends and distributions from:
Net investment income	(0.189)	(0.130)	(0.062)	(0.085)	(0.091)
Net realized gain	(0.110)	—	—	—	(0.027)

Total dividends and distributions	(0.299)	(0.130)	(0.062)	(0.085)	(0.118)

Net asset value, end of period	$26.722	$19.597	$17.026	$17.904	$14.258

Total return[2]	37.90%	15.89%	(4.56% )	26.19%	26.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$881,401	$406,060	$419,399	$192,921	$138,927
Ratio of expenses to average net assets	0.39%	0.41%	0.42%	0.44%	0.45%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	0.39%	0.41%	0.42%	0.44%	0.46%
Ratio of net investment income to average net assets	0.93%	1.44%	0.97%	0.97%	0.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.93%	1.44%	0.97%	0.97%	0.94%
Portfolio turnover	17%	43%	15%	17%	37%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund—29

LVIP SSgA Small-Cap Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Service Class
	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$19.602	$17.031	$17.908	$14.265	$11.423

Income (loss) from investment operations:
Net investment income[1]	0.161	0.221	0.128	0.110	0.083
Net realized and unrealized gain (loss)	7.199	2.434	(0.988)	3.579	2.849

Total from investment operations	7.360	2.655	(0.860)	3.689	2.932

Less dividends and distributions from:
Net investment income	(0.130)	(0.084)	(0.017)	(0.046)	(0.063)
Net realized gain	(0.110)	—	—	—	(0.027)

Total dividends and distributions	(0.240)	(0.084)	(0.017)	(0.046)	(0.090)

Net asset value, end of period	$26.722	$19.602	$17.031	$17.908	$14.265

Total return[2]	37.56%	15.60%	(4.80% )	25.87%	25.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$325,878	$152,448	$134,341	$131,037	$67,761
Ratio of expenses to average net assets	0.64%	0.66%	0.67%	0.69%	0.70%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly	0.64%	0.66%	0.67%	0.69%	0.71%
Ratio of net investment income to average net assets	0.68%	1.19%	0.72%	0.72%	0.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.68%	1.19%	0.72%	0.72%	0.69%
Portfolio turnover.	17%	43%	15%	17%	37%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund—30

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Small-Cap Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. U.S. government and agency securities are valued at the mean between the bid and the ask prices, which approximate fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximate fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSgA Small-Cap Index Fund—31

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2013.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.32% of average daily net assets of the Fund.

SSgA Funds Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted as follows:

Administrative fees	$38,735
Legal fees	7,015

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$313,312
Distribution fees payable to LFD	67,728

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $503,629,468 and sales of $142,839,201 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

LVIP SSgA Small-Cap Index Fund—32

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Cost of investments	$898,142,672

Aggregate unrealized appreciation	$354,436,414
Aggregate unrealized depreciation	(47,181,511)

Net unrealized appreciation	$307,254,903

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Common Stock	$1,161,814,271	$—	$1,161,814,271
Closed-End Fund	109,640	—	109,640
Warrant	8,271	—	8,271
Rights	50,891	—	50,891
Money Market Fund	41,769,520	—	41,769,520
Short-Term Investments	—	1,644,982	1,644,982

Total	$1,203,752,593	$1,644,982	$1,205,397,575

Futures Contract	$1,878,672	$—	$1,878,672

The value of Level 3 investments was zero at the end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

LVIP SSgA Small-Cap Index Fund—33

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

	Year Ended	Year Ended
	12/31/13	12/31/12
Ordinary income	$12,584,040	$3,971,210

In addition, the Fund declared an ordinary income consent dividend of $12,878,707 for the year ended December 31, 2012. Such amount has been deemed paid and contributed to the Fund as additional paid-in-capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$872,053,210
Undistributed ordinary income	884,285
Undistributed capital gains	27,086,419
Unrealized appreciation	307,254,912

Net assets	$1,207,278,826

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, return of capital on investments, partnership income, mark-to-market of futures contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, gain (loss) on foreign currency transactions, and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassificaitons:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(4,929,622)	$(7,949,085)	$12,878,707

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/13	12/31/12
Shares sold:
Standard Class	17,475,044	12,388,640
Service Class	7,318,674	1,911,378
Shares issued upon reinvestment of dividends and distributions:
Standard Class	368,219	175,230
Service Class	109,966	34,373

	25,271,903	14,509,621

Shares redeemed:
Standard Class	(5,580,374)	(16,476,047)
Service Class	(3,010,982)	(2,056,384)

	(8,591,356)	(18,532,431)

Net increase	16,680,547	(4,022,810)

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. No foreign currency exchange contracts were outstanding at December 31, 2013.

LVIP SSgA Small-Cap Index Fund—34

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$1,878,672	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(58)	$—
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	5,046,651	1,655,117

Total		$5,046,593	$1,655,117

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional amount)	$20,079,704	$55,528

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2013. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2013, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

LVIP SSgA Small-Cap Index Fund—35

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Small-Cap Index Fund—36

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Small-Cap Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Small-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Small-Cap Index Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP SSgA Small-Cap Index Fund—37

LVIP SSgA Small-Cap Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
100.00%	100.00%

(A) is based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the use of a manager of managers structure for the Fund. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2. The approval of a manager of managers structure for the Fund:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP SSgA Small-Cap Index Fund	41,013,385.470	92.333%	82.762%	3.292%	6.279%

*	Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.
**	Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with SSgA Funds Management, Inc. (“SSgA” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP SSgA Small-Cap Index Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and

LVIP SSgA Small-Cap Index Fund—38

LVIP SSgA Small-Cap Index Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees for the Fund were above the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment

LVIP SSgA Small-Cap Index Fund—39

LVIP SSgA Small-Cap Index Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Small Blend funds and the Russell 2000 TR USD Index. The Board noted that the Fund’s returns were below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that the underperformance was attributable to the Fund’s expenses and transaction costs, and to a significant inflow in the last year which was difficult for a small-cap index fund to fully invest immediately, causing underperformance in a rising equity market whereby there was a time lag in getting new assets invested. The Board considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by SSgA were acceptable.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes breakpoints, and noted that the subadvisory fees for the Fund were lower than or within range of the average fees charged by SSgA to other funds and clients with similar investment objectives and policies as the Fund. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP SSgA Small-Cap Index Fund—40

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011): AlphaOne Capital (2011 - 2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP SSgA Small-Cap Index Fund—41

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Small-Cap Index Fund—42

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Small-Cap Index Fund—43

LVIP SSgA Small-Cap RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP SSgA Small-Cap RPM Fund

LVIP SSgA Small-Cap RPM Fund

2013 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 18.07% (Standard Class shares with distributions reinvested) since inception on May 1, 2013, while its benchmark, the Russell 2000® Index1 , returned 23.97% during the same period.

With global central banks continuing to provide accommodative monetary policy,2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index2 gained 32% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe, as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index3 (net dividends) exceeded 22% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index4 (net dividends) lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

Through its purchase of Underlying Fund shares, the Fund invests in predominantly small cap stocks which tend to exhibit heightened volatility during times of market uncertainty. During May 2013, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund. At times during the year, as small cap stocks saw their volatility increase, a corresponding increase in the hedging activity was implemented within the Fund to control the Fund’s overall volatility level. The volatility management strategy is designed to control the overall level of volatility in the Fund’s net asset value on a daily basis. The volatility management strategy detracted from results during 2013, a year which saw strong positive equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Small-Cap Index Fund 2013 Annual Commentary (“Underlying Fund”)

Underlying Fund Performance: Q4 2013

For the period from September 30, 2013 through December 31, 2013 the return of the Underlying Fund slightly lagged the return of the Russell 2000® Index benchmark.

All ten of the sectors of the Russell 2000® Index had positive returns for the quarter with Financials, Industrials, and Information Technology sectors contributing the most to the overall performance of the fund.

On an individual securities basis the largest positive contributors to the relative performance of the Underlying Fund during this period included SunEdison, Inc., NorthStar Realty Finance Corp., Puma Biotechnology, Inc., The Men’s Wearhouse, Inc., and athenahealth, Inc.

On an individual securities basis the prominent detractors to the relative performance of the Underlying Fund during this period included Celldex Therapeutics, Inc., Chart Industries, Inc., Sarepta Therapeutics, Inc., Qlik Technologies, Inc., and CommVault Systems, Inc.

Fund Performance: May 2013 Inception

On a sector basis, the Underlying Fund’s performance benefited from all ten of the ten sectors being positive, with Information Technology, Industrials, and Consumer Discretionary sectors contributing the most.

On an individual securities basis the largest positive contributors to the relative performance of the Underlying Fund during this period included Alnylam Pharmaceuticals, Inc., CoStar Group, Inc., Isis Pharmaceuticals, Inc., SunEdison, Inc., and The Middleby Corporation.

On an individual securities basis the prominent detractors to the relative performance of the Underlying Fund during this period included Infinity Pharmaceuticals, Inc., ARMOUR Residential REIT, Inc., Tower Group International Ltd., CYS Investments, Inc., and Invesco Mortgage Capital, Inc.

LVIP SSgA Small-Cap RPM Fund–1

LVIP SSgA Small-Cap RPM Fund

2013 Annual Report Commentary (continued)

Underlying Fund Benchmark Comparison

The Underlying Fund seeks to replicate the returns and characteristics of the Russell 2000 ®Index. The Underlying Fund is managed by SSgA Funds Management, Inc., who employs a full replication approach for the Underlying Fund. Their method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. Each fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Underlying Fund has tracked in-line with its Russell 2000® Index benchmark. The Underlying Fund may not always track the performance of the Russell 2000® Indexperfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Underlying Fund and differences between how and when the Underlying Fund and the Index are valued.

Growth of $10,000 invested 5/1/13 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Cap RPM Fund shares on 5/1/13 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,807 for the Standard Class shares and to $11,787 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $12,397. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
Inception (5/1/13)	+18.07%

Service Class Shares
Inception (5/1/13)	+17.87%
1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP SSgA Small-Cap RPM Fund–2

LVIP SSgA Small-Cap RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual
Standard Class Shares	$1,000.00	$1,132.90	0.25%	$1.34
Service Class Shares	1,000.00	1,131.40	0.50%	2.69

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

*“

Expenses Paid During Period” for “Hypothetical” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other mutual funds (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds.

LVIP SSgA Small-Cap RPM Fund–3

LVIP SSgA Small-Cap RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	92.27%
Equity Fund	92.27%
Unaffiliated Investment Company	7.13%
Money Market Fund	7.13%
Total Value of Securities	99.40%
Receivables and Other Assets Net of Liabilities	0.60%
Total Net Assets	100.00%

LVIP SSgA Small-Cap RPM Fund–4

LVIP SSgA Small-Cap RPM Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANY–92.27%
Equity Fund–92.27%
*Lincoln Variable Insurance Products Trust–LVIP SSgA Small-Cap Index Fund	1,013,614	$27,085,802

Total Affiliated Investment Company (Cost $25,000,560)		27,085,802

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–7.13%
Money Market Fund–7.13%
Dreyfus Treasury & Agency Cash Management Fund	2,092,883	$2,092,883

Total Unaffiliated Investment Company (Cost $2,092,883)		2,092,883

TOTAL VALUE OF SECURITIES–99.40% (Cost $27,093,443)	29,178,685
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.60%	176,066

NET ASSETS APPLICABLE TO 2,512,345 SHARES OUTSTANDING–100.00%	$29,354,751

*	Standard Class shares.

The following futures contract was outstanding at December 31, 2013:1

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
12 E-mini Russell 2000 Index	$1,386,951	$1,393,680	3/24/14	$6,729

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap RPM Fund–5

LVIP SSgA Small-Cap RPM Fund

Statement of Assets and Liabilities

December 31, 2013

ASSETS:
Investments in affiliated investment company, at value	$27,085,802
Investments in unaffiliated investment company, at value	2,092,883
Receivable for fund shares sold	406,024
Cash collateral	51,600
Expense reimbursement receivable from LIAC	5,965
Variation margin receivable on futures contracts	5,759

TOTAL ASSETS	29,648,033

LIABILITIES:
Payable for investment companies purchased	256,377
Payable for fund shares redeemed	19,218
Due to manager and affiliates	9,997
Accrued expenses payable	5,093
Cash overdraft	2,597

TOTAL LIABILITIES	293,282

TOTAL NET ASSETS	$29,354,751

Investments in affiliated investment company, at cost	$25,000,560
Investments in unaffiliated investment company, at cost	$2,092,883

Standard Class :
Net Assets	$158,135
Shares Outstanding	13,533
Net Asset Value	$11.685

Service Class :
Net Assets	$29,196,616
Shares Outstanding	2,498,812
Net Asset Value	$11.684

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$27,773,222
Distributions in excess of net investment income	(193)
Accumulated net realized loss on investments	(510,249)
Net unrealized appreciation of investments and derivatives	2,091,971

Total net assets	$29,354,751

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap RPM Fund–6

LVIP SSgA Small-Cap RPM Fund

Statement of Operations

May 1, 2013* to December 31, 2013

INVESTMENT INCOME:
Dividends from affiliated investment company	$181,283
Dividends from unaffiliated investment company	44

181,327

EXPENSES:
Management fees	69,151
Accounting and administration expenses	33,540
Distribution fees-Service Class	19,021
Professional fees	17,429
Reports and statements to shareholders	1,902
Custodian fees	327
Trustees’ fees and expenses	59
Consulting fees	57
Pricing fees	1
Other	4

141,491
Less management fees waived	(53,784)
Less expenses reimbursed	(49,477)

Total operating expenses	38,230

NET INVESTMENT INCOME	143,097

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	105,227
Sale of investments in affiliated investment company	(5,926)
Foreign currencies	(225)
Futures contracts	(504,323)

Net realized loss	(405,247)

Net unrealized appreciation (depreciation) of:
Investments in affiliated companies	2,085,242
Futures contracts	6,729

Net unrealized appreciation (depreciation)	2,091,971

NET REALIZED AND UNREALIZED GAIN	1,686,724

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,829,821

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.
LVIP SSgA Small-Cap RPM Fund

Statement of Changes in Net Assets

5/1/13* to 12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$143,097
Net realized loss	(405,247)
Net unrealized appreciation (depreciation)	2,091,971

Net increase in net assets resulting from operations	1,829,821

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,632)
Service Class	(248,300)
Return of capital:
Standard Class	(1)
Service Class	(104)

(250,037)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	139,001
Service Class	29,952,531
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,633
Service Class	248,404

30,341,569

Cost of shares redeemed:
Service Class	(2,566,602)

(2,566,602)

Increase in net assets derived from capital share transactions	27,774,967

NET INCREASE IN NET ASSETS	29,354,751
NET ASSETS:
Beginning of period	—

End of period	$29,354,751

Distributions in excess of net investment income	$(193)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap RPM Fund–7

LVIP SSgA Small-Cap RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA Small-Cap RPM Fund
	Standard Class 5/1/13[1] to 12/31/13	Service Class 5/1/13[1] to 12/31/13
Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.154	0.139
Net realized and unrealized gain	1.653	1.648

Total from investment operations	1.807	1.787

Less dividends and distributions from:
Net investment income	(0.122)	(0.103)
Return of capital	— [3]	— [3]

Total dividends and distributions	(0.122)	(0.103)

Net asset value, end of period	$11.685	$11.684

Total return[4]	18.07%	17.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$158	$29,197
Ratio of expenses to average net assets[5]	0.25%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.58%	1.83%
Ratio of net investment income to average net assets	2.09%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.76%	0.51%
Portfolio turnover	9%	9%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $1 and $104 respectively, were made by the Fund’s Standard Class and Service Class, which calculated to de minimus amounts of $0.000 and $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap RPM Fund–8

LVIP SSgA Small-Cap RPM Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Small-Cap RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in another open-end investment company (mutual fund), the LVIP SSgA Small-Cap Index Fund (Underlying Fund). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The Underlying Fund, which is advised by an unaffiliated advisor, invests primarily in stocks that make up the SSgA Small-Cap Index and money market instruments. In addition to mutual fund investments, the Fund employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax year December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the statement of operations. During the period May 1, 2013* through December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP SSgA Small-Cap RPM Fund–9

LVIP SSgA Small-Cap RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2013* through December 31, 2013.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisors of the Underlying Funds (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.70% of the Fund’s average daily net assets. The agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of average daily net assets for the Standard Class (and 0.50% for the Service Class). The agreement will continue at least through July 1, 2014 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the period May 1, 2013* through December 31, 2013, fees for these administrative and legal services amounted to $248 and $51, respectively.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $395 for the period May 1, 2013* to December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Fund in which it invests. Because the Underlying Fund has varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013, the Fund had receivable from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$5,965
Management fees payable to LIAC	4,411
Distribution fees payable to LFD	5,487
Trading operation fees payable to Lincoln Life	99

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

At December 31, 2013, Lincoln Life directly owned 74.66% of the Fund.

* Date of commencement of operations.

3. Investments

For the period May 1, 2013* through December 31, 2013, the Fund made purchases of $26,117,898 and sales of $1,111,412 of investment securities other than short-term investments.

LVIP SSgA Small-Cap RPM Fund–10

LVIP SSgA Small-Cap RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$27,100,179

Aggregate unrealized appreciation	$2,078,506
Aggregate unrealized depreciation	—

Net unrealized appreciation	$2,078,506

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Investment Companies	$29,178,685

Futures Contract	$6,729

There were no Level 3 investments at the end of the period.

During the period May 1, 2013* through December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2013* through December 31, 2013 was as follow:

5/1/13* to 12/31/13
Ordinary income	$249,932
Return of capital	105

Total	$250,037

* Date of commencement of operations.

LVIP SSgA Small-Cap RPM Fund–11

LVIP SSgA Small-Cap RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$27,773,222
Capital loss carryforward	(354,682)
Qualified late year ordinary losses deferred	(193)
Qualified late year capital losses deferred	(142,102)
Unrealized appreciation	2,078,506

Net assets	$29,354,751

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of futures contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2013 through December 31, 2013, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, disallowed expenses and distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications.

For the period May 1, 2013* through December 31, 2013, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$106,642	$(105,002)	$(1,640)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

Losses that will be carried forward under the Act are as follows:

Tax Character
Short-term	Long-term
$198,227	$156,455

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/1/13* to 12/31/13
Shares sold:
Standard Class	13,393
Service Class	2,706,993
Shares issued upon reinvestment of dividends and distributions:
Standard Class	140
Service Class	21,304

2,741,830

Shares redeemed:
Service Class	(229,485)

(229,485)

Net increase	2,512,345

* Date of commencement of operations.

LVIP SSgA Small-Cap RPM Fund–12

LVIP SSgA Small-Cap RPM Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts (Futures contracts)	Variation margin receivable on futures contracts	$6,729*	Variation margin receivable on futures contracts	$—

*

Includes cummulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the period May 1, 2013* through December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(504,323)	$6,729

Derivatives Generally-The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2013* through December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2013* to December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$178,625	$892,876

* Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Small-Cap RPM Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Small-Cap RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA Small-Cap RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Small-Cap RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP SSgA Small-Cap RPM Fund–14

LVIP SSgA Small-Cap RPM Fund

Other Fund Information (unaudited)

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Return of Capital Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.04%	99.96%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

LVIP SSgA Small-Cap RPM Fund–15

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP SSgA Small-Cap RPM Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Small-Cap RPM Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

[1]

All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]	Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

[3]	The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Small-Cap RPM Fund–18

LVIP T. Rowe Price Growth Stock Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Growth Stock Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 39.05% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 1000® Growth Index*, returned 33.48%.

The Fund delivered positive double-digit returns for the 12 months ended December 31, 2013, significantly outperforming the benchmark Russell 1000 Growth Index. Overall, stock selection was the principal reason for relative outperformance, but sector weighting was also positive. Consumer discretionary, information technology, and health care were the leading outperformers. The telecommunication services and industrials and business services sectors were the largest detractors.

Major U.S. stock markets generated excellent returns in 2013, as investors remained optimistic about the economy despite moderating corporate fundamentals and uncertainty about fiscal and monetary policies. Investors welcomed the Federal Reserve Bank’s December announcement that it would reduce its asset purchases by $10 billion in January and would keep short-term interest rates low if unemployment fell below 6.5%, provided inflation remains contained. Small-cap stocks outperformed mid- and large-caps for the year. As measured by various Russell indexes, growth stocks outperformed value stocks across all market capitalizations.

Consumer discretionary was the leading relative outperformer, primarily due to stock selection, but significant overweighting also helped results. Shares of online travel company priceline.com benefited from increased travel-related spending, particularly on rental cars through its subsidiary, rentalcars.com. The company continues to gain market share, aided by its smartphone apps that provide useful information for frequent travelers. Shares of Amazon.com moved higher during the second half of the year, led by investor optimism for a strong holiday shopping season, particularly in online retail sales that continue to gain market share from in-store shopping. The company is also experiencing growth in the cloud-computing and storage market through its Amazon Web Services division.

Information technology was a robust outperformer, driven by stock selection. Internet giant Google contributed strongly, benefiting from the popularity of smartphones running on its Android operating system and on a higher sales volume of advertising in both the traditional and mobile marketplace. Global payment networks MasterCard and Visa both saw gains from better cost controls and from an increase in consumer credit card use outside the United States, particularly in Europe, Asia, and Latin America.

Health care, the best-performing sector in the benchmark, contributed positively on stock selection. The biotechnology industry holdings notably outperformed. Gilead Sciences benefited from broader approval of its HIV treatment, Stribild, notably in Europe.

Telecommunication services was the leading relative detractor, due to combined stock selection and detrimental overweighting against the index, as this was the weakest performer in the Russell benchmark for the period. A rise in interest rates over the year negatively impacted communication tower companies, including Crown Castle International, as investors turned to securities with a lower risk profile that offered comparable yields.

Stock selection was the primary cause of relative underperformance for the industrials and business services sector. Fastenal, an industrial supply company, faltered as construction and mining industries, which make up a large portion of its customers, struggled amid a slow construction recovery and a decline in mining activity due to weak commodity prices.

Equities were driven higher in 2013 as investors moved out of safer assets and into riskier areas of the market. We see a continuation of this trend in 2014, although on a more moderate scale. We are generally optimistic about the environment for equities. Improving global economic growth, attractive stock valuations despite 2013’s notable performance, and restrained inflation should permit large-cap growth stocks to perform strongly. While a moderate market correction is always a possibility, we do not anticipate a significant sell-off.

P. Robert Bartolo, CFA

T. Rowe Price Associates, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund

2013 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,614. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $21,245. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 39.05%
Five Years	+ 22.00%
Ten Years	+ 8.50%

Service Class Shares
One Year	+ 38.70%
Five Years	+ 21.69%
Inception (4/30/07)	+ 7.19%

*	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,251.60	0.77%	$4.37
Service Class Shares	1,000.00	1,250.10	1.02%	5.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.32	0.77%	$3.92
Service Class Shares	1,000.00	1,020.06	1.02%	5.19

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.68%

Aerospace & Defense	3.75%
Air Freight & Logistics	0.71%
Airlines	0.73%
Automobiles	0.78%
Beverages	0.77%
Biotechnology	7.64%
Capital Markets	2.20%
Chemicals	3.13%
Communications Equipment	1.53%
Computers & Peripherals	2.86%
Construction Materials	0.27%
Consumer Finance	1.07%
Diversified Financial Services	0.37%
Electrical Equipment	0.97%
Energy Equipment & Services	0.89%
Food & Staples Retailing	2.56%
Food Products	0.52%
Health Care Equipment & Supplies	0.71%
Health Care Providers & Services	2.09%
Hotels, Restaurants & Leisure	6.60%
Household Durables	0.76%
Household Products	0.29%
Industrial Conglomerates	2.56%
Internet & Catalog Retail	10.07%
Internet Software & Services	12.83%
IT Services	7.51%
Machinery	0.31%
Media	1.38%
Multiline Retail	0.26%
Oil, Gas & Consumable Fuels	3.83%
Pharmaceuticals	1.16%
Real Estate Investment Trusts	1.85%
Road & Rail	1.97%
Software	2.94%
Specialty Retail	5.34%
Textiles, Apparel & Luxury Goods	1.51%
Trading Companies & Distributors	1.25%
Wireless Telecommunication Services	2.71%

Preferred Stock	0.00%

Money Market Fund	1.35%

Total Value of Securities	100.03%

Liabilities Net of Receivables and Other Assets	(0.03%	)

Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Google Class A	6.14%
Amazon.com	5.27%
MasterCard Class A	3.02%
priceline.com	2.98%
Apple	2.86%
Visa Class A	2.81%
Gilead Sciences	2.77%
Crown Castle International	2.28%
Danaher	2.22%
Precision Castparts	2.19%

Total	32.54%

LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.68%
Aerospace & Defense–3.75%
Boeing	42,500	$5,800,825
Precision Castparts	30,100	8,105,930

		13,906,755

Air Freight & Logistics–0.71%
United Parcel Service Class B	24,900	2,616,492

		2,616,492

Airlines–0.73%
Delta Air Lines	46,000	1,263,620
†United Continental Holdings	38,100	1,441,323

		2,704,943

Automobiles–0.78%
Harley-Davidson	21,000	1,454,040
†Tesla Motors	9,600	1,443,648

		2,897,688

Beverages–0.77%
†Monster Beverage	17,100	1,158,867
PepsiCo	20,400	1,691,976

		2,850,843

Biotechnology–7.64%
†Alexion Pharmaceuticals	16,500	2,195,490
†Biogen Idec	23,500	6,574,125
†Celgene	23,800	4,021,248
†Gilead Sciences	136,300	10,242,945
†Incyte	23,200	1,174,616
†Pharmacyclics	11,500	1,216,470
†Regeneron Pharmaceuticals	6,100	1,678,964
†Vertex Pharmaceuticals	15,900	1,181,370

		28,285,228

Capital Markets–2.20%
†Affiliated Managers Group	6,400	1,388,032
BlackRock	6,100	1,930,467
Franklin Resources	22,600	1,304,698
Invesco	52,000	1,892,800
TD Ameritrade Holding	53,600	1,642,304

		8,158,301

Chemicals–3.13%
Ecolab	36,700	3,826,709
FMC	17,400	1,313,004
Praxair	23,000	2,990,690
Sherwin-Williams	18,900	3,468,150

		11,598,553

Communications Equipment–1.53%
†Juniper Networks	44,800	1,011,136
QUALCOMM	62,500	4,640,625

		5,651,761

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Computers & Peripherals–2.86%
Apple	18,900	$10,604,979

		10,604,979

Construction Materials–0.27%
Martin Marietta Materials	10,000	999,400

		999,400

Consumer Finance–1.07%
American Express	43,500	3,946,755

		3,946,755

Diversified Financial Services–0.37%
IntercontinentalExchange Group	6,100	1,372,012

		1,372,012

Electrical Equipment–0.97%
Roper Industries	26,000	3,605,680

		3,605,680

Energy Equipment & Services–0.89%
†FMC Technologies	26,600	1,388,786
Schlumberger	21,000	1,892,310

		3,281,096

Food & Staples Retailing–2.56%
Costco Wholesale	20,500	2,439,705
CVS Caremark	53,500	3,828,995
Whole Foods Market	55,500	3,209,565

		9,478,265

Food Products–0.52%
Green Mountain Coffee Roasters	10,900	823,822
Nestle	15,059	1,102,290

		1,926,112

Health Care Equipment & Supplies–0.71%
†IDEXX Laboratories	15,600	1,659,372
Stryker	12,900	969,306

		2,628,678

Health Care Providers & Services–2.09%
McKesson	39,000	6,294,600
UnitedHealth Group	19,200	1,445,760

		7,740,360

Hotels, Restaurants & Leisure–6.60%
Carnival	40,108	1,661,236
†Chipotle Mexican Grill	8,200	4,368,796
Las Vegas Sands	57,200	4,511,364
Marriott International Class A	24,651	1,216,773
†MGM Resorts International	86,800	2,041,536
Starbucks	81,700	6,404,463
Starwood Hotels & Resorts Worldwide	32,200	2,558,290

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Wynn Macau	372,400	$1,688,056

		24,450,514

Household Durables–0.76%
D.R.Horton	62,300	1,390,536
Lennar Class A	35,700	1,412,292

		2,802,828

Household Products–0.29%
Procter & Gamble	13,000	1,058,330

		1,058,330

Industrial Conglomerates–2.56%
Danaher	106,540	8,224,888
Flowserve	15,900	1,253,397

		9,478,285

Internet & Catalog Retail–10.07%
†Amazon.com	49,000	19,540,710
†Ctrip.com International ADR	30,300	1,503,486
†Netflix	9,400	3,460,798
†priceline.com	9,500	11,042,800
†TripAdvisor	21,200	1,755,996

		37,303,790

Internet Software & Services–12.83%
†Akamai Technologies	22,900	1,080,422
†Baidu ADR	25,000	4,447,000
†eBay	79,800	4,380,222
†Facebook Class A	37,500	2,049,750
†Google Class A	20,300	22,750,413
†LinkedIn Class A	11,100	2,406,813
†NAVER	3,225	2,211,656
SoftBank	19,100	1,668,360
Tencent Holdings	19,000	1,211,880
Twenty-First Century Fox Class A	63,700	2,240,966
†Twitter	7,600	483,740
†@=Twitter Private Placement Common Stock	43,066	2,604,093

		47,535,315

IT Services–7.51%
†Alliance Data Systems	5,800	1,524,994
†Cognizant Technology Solutions Class A	31,700	3,201,066
†Fiserv	25,400	1,499,870
MasterCard Class A	13,400	11,195,164
Visa Class A	46,700	10,399,156

		27,820,250

Machinery–0.31%
Wabtec	15,700	1,166,039

		1,166,039

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media–1.38%
†Charter Communications Class A	8,000	$1,094,080
†Discovery Communications Class C	20,300	1,702,358
Disney (Walt)	30,200	2,307,280

		5,103,718

Multiline Retail–0.26%
†Dollar Tree	17,400	981,708

		981,708

Oil, Gas & Consumable Fuels–3.83%
†Antero Resources	4,300	272,792
Cabot Oil & Gas	58,200	2,255,832
†Concho Resources	14,800	1,598,400
EOG Resources	9,900	1,661,616
EQT	17,700	1,589,106
Pioneer Natural Resources	21,100	3,883,877
Range Resources	34,600	2,917,126

		14,178,749

Pharmaceuticals–1.16%
Novo Nordisk Class B	5,312	973,744
†Valeant Pharmaceuticals International	28,300	3,322,420

		4,296,164

Real Estate Investment Trusts–1.85%
American Tower	85,700	6,840,574

		6,840,574

Road & Rail–1.97%
Hunt (J.B.) Transport Services	14,200	1,097,660
Kansas City Southern	35,100	4,346,433
Union Pacific	11,100	1,864,800

		7,308,893

Software–2.94%
†Concur Technologies	10,300	1,062,754
†NetSuite	10,600	1,092,012
†Red Hat	28,200	1,580,328
†salesforce.com	76,100	4,199,959
†ServiceNow	31,600	1,769,916
†Workday Class A	14,400	1,197,504

		10,902,473

Specialty Retail–5.34%
†AutoZone	6,400	3,058,816
†CarMax	45,400	2,134,708
Home Depot	84,900	6,990,666
Lowe’s	65,000	3,220,750
Ross Stores	22,800	1,708,404
Tractor Supply	34,600	2,684,268

		19,797,612

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–1.51%
†lululemon athletica	4,100	$242,023
NIKE Class B	26,400	2,076,096
Prada	116,800	1,039,307
†Under Armour Class A	25,800	2,252,340

		5,609,766

Trading Companies & Distributors–1.25%
Fastenal	77,900	3,701,029
Grainger (W.W.)	3,600	919,512

		4,620,541

Wireless Telecommunication Services–2.71%
†Crown Castle International	115,100	8,451,793
†SBA Communications Class A	17,500	1,572,200

		10,023,993

Total Common Stock (Cost $201,073,915)		365,533,443

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–0.00%
†@=Livingsocial Series F	14,245	$8,974

Total Preferred Stock (Cost $109,544)		8,974

MONEY MARKET FUND–1.35%
Dreyfus Treasury & Agency Cash Management Fund	5,006,224	5,006,224

Total Money Market Fund (Cost $5,006,224)		5,006,224

TOTAL VALUE OF SECURITIES–100.03% (Cost $206,189,683)	370,548,641
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(99,095)

NET ASSETS APPLICABLE TO 12,997,109 SHARES OUTSTANDING–100.00%	$370,449,546

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($170,906,146 / 5,958,777 Shares)	$28.681

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($199,543,400 / 7,038,332 Shares)	$28.351

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$220,376,399
Accumulated net realized loss on investments	(14,286,307)
Net unrealized appreciation of investments	164,359,454

Total net assets	$370,449,546

†	Non-income producing for the period.

«	Of this amount, $393,448 represents payable for fund shares redeemed as of December 31, 2013.

@	Illiquid security. At December 31, 2013, the aggregate value of illiquid securities was $2,613,067, which represents 0.71% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $2,613,067, which represents 0.71% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund
Statement of Operations
Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$2,252,132
Foreign tax withheld	(19,810)

2,232,322

EXPENSES:
Management fees	2,290,485
Distribution fees-Service Class	425,100
Accounting and administration expenses	119,663
Reports and statements to shareholders	37,022
Professional fees	31,749
Custodian fees	16,536
Trustees’ fees and expenses	8,229
Consulting fees	3,804
Pricing fees	2,049
Other	4,370

Total operating expenses	2,939,007

NET INVESTMENT LOSS	(706,685)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	25,451,102
Foreign currencies	(22,707)
Foreign currency exchange contracts	10,350

Net realized gain	25,438,745

Net change in unrealized appreciation (depreciation) of:
Investments	81,866,655
Foreign currencies	1,282

Net change in unrealized appreciation (depreciation)	81,867,937

NET REALIZED AND UNREALIZED GAIN	107,306,682

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,599,997

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(706,685)	$216,969
Net realized gain (loss)	25,438,745	(471,647)
Net change in unrealized appreciation (depreciation)	81,867,937	36,653,883

Net increase in net assets resulting from operations	106,599,997	36,399,205

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	49,836,891	123,479,464
Service Class	38,820,160	78,094,171

	88,657,051	201,573,635

Cost of shares redeemed:
Standard Class	(52,367,303)	(94,164,607)
Service Class	(46,077,371)	(35,947,192)

	(98,444,674)	(130,111,799)

Increase (decrease) in net assets derived from capital share transactions	(9,787,623)	71,461,836

NET INCREASE IN NET ASSETS	96,812,374	107,861,041
NET ASSETS:
Beginning of year	273,637,172	165,776,131

End of year	$370,449,546	$273,637,172

Undistributed net investment income	$—	$210,774

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Standard Class
				Year Ended
	12/31/13		12/31/12	12/31/11	12/31/10		12/31/09

Net asset value, beginning of period	$20.627		$17.435	$17.728	$15.187		$10.614

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.021)		0.041	(0.013)	(0.005)		0.020
Net realized and unrealized gain (loss)	8.075		3.151	(0.280)	2.546		4.553

Total from investment operations	8.054		3.192	(0.293)	2.541		4.573

Net asset value, end of period	$28.681		$20.627	$17.435	$17.728		$15.187

Total return[2]	39.05%		18.31%	(1.65% )	16.73%		43.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,906		$123,228	$75,280	$286,931		$240,462
Ratio of expenses to average net assets	0.78%		0.80%	0.79%	0.79%		0.82%
Ratio of net investment income (loss) to average net assets	(0.09%	)	0.21%	(0.07% )	(0.03%	)	0.16%
Portfolio turnover	39%		50%	44%	54%		64%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Service Class
					Year Ended
	12/31/13		12/31/12		12/31/11	12/31/10		12/31/09

Net asset value, beginning of period	$20.440		$17.320		$17.654	$15.162		$10.623

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.080)		(0.009)		(0.057)	(0.044)		(0.013)
Net realized and unrealized gain (loss)	7.991		3.129		(0.277)	2.536		4.552

Total from investment operations	7.911		3.120		(0.334)	2.492		4.539

Net asset value, end of period	$28.351		$20.440		$17.320	$17.654		$15.162

Total return[2]	38.70%		18.01%		(1.89% )	16.44%		42.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$199,544		$150,409		$90,496	$73,930		$45,703
Ratio of expenses to average net assets	1.03%		1.05%		1.04%	1.04%		1.07%
Ratio of net investment income (loss) to average net assets	(0.34%	)	(0.04%	)	(0.32% )	(0.28%	)	(0.09%	)
Portfolio turnover	39%		50%		44%	54%		64%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation– Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes– No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting– Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other– Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $3,151 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the average daily net assets of the Fund; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.

T. Rowe Price Associates, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $14,803 and $2,659, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$216,638
Distribution fees payable to LFD	41,271

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $123,080,737 and sales of $133,561,175 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$208,665,924

Aggregate unrealized appreciation	$164,813,440
Aggregate unrealized depreciation	(2,930,723)

Net unrealized appreciation	$161,882,717

LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock	$362,929,350	$2,604,093	$—	$365,533,443
Preferred Stock	—	—	8,974	8,974
Money Market Fund	5,006,224	—	—	5,006,224

Total	$367,935,574	$2,604,093	$8,974	$370,548,641

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2013 and 2012. The Fund declared an ordinary income consent dividend of $212,826 for the year ended December 31, 2012. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$220,376,399
Capital loss carryforwards	(11,810,066)
Unrealized appreciation	161,883,213

Net assets	$370,449,546

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends, net operating losses, and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$495,911	$12,357	$(508,268)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2013, if not utilized in future years, will expire as follows: $11,810,066 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

During fiscal year 2013, the Fund utilized $23,696,312 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	2,139,954	6,266,558
Service Class	1,620,134	3,950,767

	3,760,088	10,217,325

Shares redeemed:
Standard Class	(2,155,255)	(4,610,234)
Service Class	(1,940,199)	(1,817,297)

	(4,095,454)	(6,427,531)

Net increase (decrease)	(335,366)	3,789,794

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable

LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2013.

See the statement of operations on page 8 for the realized gain on foreign currency exchange contracts.

Derivatives Generally– The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivates held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$59,259

8. Market Risk

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2013, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Growth Stock Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Growth Stock Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Growth Stock Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP T. Rowe Price Growth Stock Fund–16

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (unaudited)

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with T. Rowe Price Associates, Inc. (“TRP” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP T. Rowe Price Growth Stock Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln

LVIP T. Rowe Price Growth Stock Fund–17

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees for the Fund were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and TRP on behalf of the Fund, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Growth funds and the Russell 1000 Growth TR USD Index. The Board noted that the Fund’s performance was equal to the median return of the Morningstar peer group and below the benchmark index for the one year period and above the median return of the Morningstar peer group and below the benchmark index for the three and five year periods. The Board considered LIAC’s view that relative performance was hurt by stock selection in consumer discretionary, energy and healthcare sectors. The Board concluded that the services provided by TRP were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, the fee rates charged to other registered funds managed by TRP with similar investment strategies and its standard advisory fee schedule for actively managed non-fund accounts using strategies similar to the Fund’s strategies and noted that the Fund’s subadvisory fees were within range of the comparable fee schedules reviewed. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by TRP regarding TRP’s firm-wide estimated profit, that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of TRP.

LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP T. Rowe Price Growth Stock Fund–19

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011 - 2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP T. Rowe Price Growth Stock Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP T. Rowe Price Growth Stock Fund–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454- 6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’swebsite at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund–22

LVIP T. Rowe Price Structured Mid-Cap Growth Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

2013 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 34.80% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell Midcap® Growth Index*, returned 35.74%.

The Fund performed in line with the Russell Midcap Growth Index for the year, with both posting positive returns. Overall, sector allocation detracted from relative performance, while stock selection helped. Consumer staples, materials, and consumer discretionary were among the underperforming sectors, and financials and health care boosted relative results.

The U.S. equity market staged an impressive rally this year, with economically sensitive sectors outpacing more traditionally defensive ones. Economic data continued to strengthen, and unemployment fell to its lowest level since 2008 as the year came to an end. Corporate fundamentals moderated from a strong level, but investors remained optimistic about the economy despite uncertainty about fiscal and monetary policies. Small-caps outpaced mid-and large-caps, while growth stocks outperformed value stocks across all capitalization levels.

Consumer staples hurt relative results, due to stock choices that included Fresh Market and Kellogg. Fresh Market, a specialty grocer with a focus on fresh, high-quality produce, reported weaker-than-expected earnings and a restrained outlook for the next year due to a weak economy and slow performance in new stores. Cereal and convenience food manufacturer Kellogg posted strong results but nonetheless trailed the sector.

In materials, our stock holdings also underperformed, most notably Eldorado Gold and Sociedad Quimicay Minera de Chile. Falling gold prices hurt Eldorado Gold, while Sociedad Quimicay Minera suffered from the breakup of a potash cartel and the entry of new competition for some of its other products.

Stock selection and an underweight made consumer discretionary a key detractor as well. Our position in lululemon athletica proved particularly detrimental, as this premium vendor of yoga and athletic apparel suffered amid serious questions about product quality, resulting in the firing of the CEO and the resignation of the company’s founder.

Financials contributed positively, owing to strong stock positioning. Key names included online brokerage firm E Trade Financial. The company reported record client assets and increased client trading activity, and regulators approved a plan that would allow the firm to pay off high-interest debt

Another area of strength was health care, where our stock holdings also outpaced their benchmark peers. Incyte and Valeant Pharmaceuticals International were notable performers in this space. Incyte received encouraging trial results for an important drug and also announced that this same drug may be effective for treating a wider range of conditions than initially thought. Valeant Pharmaceuticals announced that it would acquire Bausch & Lomb early in the period, and the integration of the acquisition appeared to go smoothly throughout the rest of the year.

We are cautiously optimistic about U.S. equities, but we are tempering our expectations after a year of nearly uninterrupted market strength. Despite this caution, the long term looks positive due to strong corporate fundamentals and supportive economic data. We currently are finding opportunities in specific companies rather than in larger themes, highlighting the importance of fundamental research and effective stock selection.

Donald J. Peters

Donald J. Easley

T. Rowe Price Associates, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Structured Mid-CapGrowth Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $25,099. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $25,402. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

2013 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 34.80%
Five Years	+ 23.14%
Ten Years	+ 9.64%

Service Class Shares
One Year	+ 34.46%
Five Years	+ 22.83%
Ten Years	+ 9.37%

* The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund’s sub-advisor.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,190.80	0.77%	$4.25
Service Class Shares	1,000.00	1,189.40	1.02%	5.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.32	0.77%	$3.92
Service Class Shares	1,000.00	1,020.06	1.02%	5.19

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.70%

Aerospace & Defense	1.02%
Air Freight & Logistics	0.55%
Airlines	1.38%
Auto Components	1.46%
Beverages	0.94%
Biotechnology	5.90%
Building Products	0.49%
Capital Markets	2.15%
Chemicals	3.87%
Commercial Banks	0.52%
Commercial Services & Supplies	0.91%
Communications Equipment	1.23%
Computers & Peripherals	0.91%
Construction & Engineering	0.41%
Construction Materials	0.36%
Containers & Packaging	0.66%
Diversified Consumer Services	0.21%
Diversified Financial Services	2.40%
Electrical Equipment	1.81%
Electronic Equipment, Instruments & Components	2.39%
Energy Equipment & Services	1.55%
Food & Staples Retailing	1.16%
Food Products	2.21%
Health Care Equipment & Supplies	1.77%
Health Care Providers & Services	3.55%
Health Care Technology	0.72%
Hotels, Restaurants & Leisure	4.94%
Household Durables	0.47%
Household Products	0.82%
Independent Power Producers & Energy Traders	0.23%
Insurance	1.82%
Internet & Catalog Retail	1.80%
Internet Software & Services	2.41%
IT Services	2.34%
Leisure Equipment & Products	0.76%
Life Sciences Tools & Services	1.05%
Machinery	4.94%
Media	2.65%

Security Type/Sector	Percentage of Net Assets

Metals & Mining	0.70%
Multiline Retail	1.58%
Oil, Gas & Consumable Fuels	4.90%
Pharmaceuticals	2.62%
Professional Services	2.05%
Real Estate Management & Development	0.59%
Road & Rail	1.32%
Semiconductors & Semiconductor Equipment	3.36%
Software	5.76%
Specialty Retail	6.97%
Textiles, Apparel & Luxury Goods	1.62%
Tobacco	0.51%
Trading Companies & Distributors	0.96%
Wireless Telecommunication Services	2.00%

Preferred Stock	0.27%

Money Market Fund	0.15%

Total Value of Securities	100.12%

Liabilities Net of Receivables and Other Assets	(0.12%	)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Alexion Pharmaceuticals	1.02%
Crown Castle International	1.01%
SBA Communications Class A	0.99%
Discovery Communications Class C	0.96%
Incyte	0.85%
AutoZone	0.84%
Ross Stores	0.83%
Pioneer Natural Resources	0.79%
Mattel	0.76%
Dollar Tree	0.76%

Total	8.81%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.70%
Aerospace & Defense–1.02%
†DigitalGlobe	24,700	$1,016,405
Textron	28,900	1,062,364
TransDigm Group	12,200	1,964,444
Triumph Group	12,000	912,840

		4,956,053

Air Freight & Logistics–0.55%
Expeditors International of Washington	41,500	1,836,375
Robinson (C.H.) Worldwide	14,100	822,594

		2,658,969

Airlines–1.38%
Alaska Air Group	25,400	1,863,598
Copa Holdings Class A	14,500	2,321,595
Southwest Airlines	131,900	2,484,996

		6,670,189

Auto Components–1.46%
Delphi Automotive	60,800	3,655,904
Gentex	34,500	1,138,155
†TRW Automotive Holdings	30,700	2,283,773

		7,077,832

Beverages–0.94%
Beam	17,900	1,218,274
Brown-Forman Class B	22,262	1,682,339
Dr Pepper Snapple Group	33,800	1,646,736

		4,547,349

Biotechnology–5.90%
†Aegerion Pharmaceuticals	14,400	1,021,824
†Alexion Pharmaceuticals	37,300	4,963,135
†Alkermes	37,600	1,528,816
†Alnylam Pharmaceuticals	19,800	1,273,734
†BioMarin Pharmaceutical	33,000	2,318,910
†Cubist Pharmaceuticals	14,800	1,019,276
†Incyte	80,900	4,095,967
†Myriad Genetics	28,300	593,734
†NPS Pharmaceuticals	30,500	925,980
†Pharmacyclics	22,200	2,348,316
†Puma Biotechnology	12,200	1,263,066
†Quintiles Transnational Holdings	22,300	1,033,382
†Regeneron Pharmaceuticals	8,100	2,229,444
†Seattle Genetics	23,600	941,404
†Vertex Pharmaceuticals	41,200	3,061,160

		28,618,148

Building Products–0.49%
Fortune Brands Home & Security	51,700	2,362,690

		2,362,690

Capital Markets–2.15%
Artisan Partners Asset Management	22,600	1,473,294

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
†E Trade Financial	121,700	$2,390,188
Invesco	28,300	1,030,120
Lazard Class A	51,500	2,333,980
Northern Trust	12,600	779,814
TD Ameritrade Holding	78,500	2,405,240

		10,412,636

Chemicals–3.87%
Air Products & Chemicals	8,200	916,596
Airgas	8,500	950,725
Albemarle	12,100	767,019
Celanese Class A	39,700	2,195,807
CF Industries Holdings	4,400	1,025,376
FMC	27,300	2,060,058
PPG Industries	5,400	1,024,164
Rockwood Holdings	38,600	2,776,112
RPM International	30,400	1,261,904
Sherwin-Williams	17,600	3,229,600
Sigma-Aldrich	9,400	883,694
Sociedad Quimica y Minera de Chile ADR	26,300	680,644
Valspar	13,800	983,802

		18,755,501

Commercial Banks–0.52%
BankUnited	30,600	1,007,352
First Horizon National	46,967	547,166
†SVB Financial Group	9,200	964,712

		2,519,230

Commercial Services & Supplies–0.91%
†Clean Harbors	15,100	905,396
†Copart	24,100	883,265
Ritchie Bros Auctioneers	36,500	836,945
†Stericycle	7,200	836,424
Waste Connections	22,250	970,768

		4,432,798

Communications Equipment–1.23%
†Aruba Networks	53,700	961,230
†F5 Networks	17,900	1,626,394
†JDS Uniphase	66,300	860,574
†Juniper Networks	40,800	920,856
Motorola Solutions	23,900	1,613,250

		5,982,304

Computers & Peripherals–0.91%
†3D Systems	12,500	1,161,625
†Akamai Technologies	39,100	1,844,738
SanDisk	19,800	1,396,692

		4,403,055

Construction & Engineering–0.41%
†Jacobs Engineering Group	17,200	1,083,428

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Construction & Engineering (continued)
†Quanta Services	28,100	$886,836

		1,970,264

Construction Materials–0.36%
Vulcan Materials	29,800	1,770,716

		1,770,716

Containers & Packaging–0.66%
Ball	62,400	3,223,584

		3,223,584

Diversified Consumer Services–0.21%
Sotheby’s	19,600	1,042,720

		1,042,720

Diversified Financial Services–2.40%
CBOE Holdings	49,700	2,582,412
Intercontinental Exchange Group	12,200	2,744,024
McGraw-Hill Financial	38,800	3,034,160
Moody’s	31,800	2,495,346
†MSCI Class A	17,500	765,100

		11,621,042

Electrical Equipment–1.81%
AMETEK	36,125	1,902,704
Babcock & Wilcox	46,000	1,572,740
Hubbell Class B	15,900	1,731,510
Roper Industries	18,600	2,579,448
†Sensata Technologies Holding	25,100	973,127

		8,759,529

Electronic Equipment, Instruments & Components–2.39%
Agilent Technologies	40,900	2,339,071
Amphenol Class A	27,500	2,452,450
FEI	16,100	1,438,696
IPG Photonics	22,900	1,777,269
National Instruments	34,475	1,103,890
†Trimble Navigation	72,000	2,498,400

		11,609,776

Energy Equipment & Services–1.55%
†Cameron International	14,600	869,138
Core Laboratories	8,300	1,584,885
†Dresser-Rand Group	15,900	948,117
†FMC Technologies	16,000	835,360
Frank’s International	43,000	1,161,000
Oceaneering International	26,800	2,113,984

		7,512,484

Food & Staples Retailing–1.16%
†Fresh Market	24,700	1,000,350
†Rite Aid	173,600	878,416
†Sprouts Farmers Market	5,300	203,679

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food & Staples Retailing (continued)
Whole Foods Market	61,000	$3,527,630

		5,610,075

Food Products–2.21%
Flowers Foods	62,550	1,342,949
Green Mountain Coffee Roasters	12,900	974,982
Hershey	19,500	1,895,985
Kellogg	14,900	909,943
McCormick	37,900	2,612,068
Mead Johnson Nutrition	20,600	1,725,456
Smucker (J.M.)	11,900	1,233,078

		10,694,461

Health Care Equipment & Supplies–1.77%
DENTSPLY International	25,100	1,216,848
†Edwards Lifesciences	14,500	953,520
†IDEXX Laboratories	18,500	1,967,845
†Intuitive Surgical	3,000	1,152,240
†Sirona Dental Systems	17,300	1,214,460
Teleflex	12,400	1,163,864
†Thoratec	25,100	918,660

		8,587,437

Health Care Providers & Services–3.55%
†Catamaran	44,290	2,102,889
Cigna	11,200	979,776
†DaVita HealthCare Partners	34,300	2,173,591
†Envision Healthcare Holdings	36,800	1,307,136
†Henry Schein	18,300	2,090,958
Humana	19,800	2,043,756
†Laboratory Corporation of America Holdings	13,500	1,233,495
†Mednax	34,000	1,814,920
†Team Health Holdings	21,700	988,435
Universal Health Services Class B	19,400	1,576,444
†WellCare Health Plans	12,800	901,376

		17,212,776

Health Care Technology–0.72%
†athenahealth	7,600	1,022,200
†Cerner	31,200	1,739,088
†HMS Holdings	31,900	725,087

		3,486,375

Hotels, Restaurants & Leisure–4.94%
†Bloomin’ Brands	101,800	2,444,218
Brinker International	33,000	1,529,220
†Chipotle Mexican Grill	5,800	3,090,124
Choice Hotels International	39,000	1,915,290
†Extended Stay America	17,100	449,046
Marriott International Class A	51,357	2,534,982
†Norwegian Cruise Line Holdings	8,400	297,948
†Panera Bread Class A	12,200	2,155,618

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises	22,200	$1,052,724
Starwood Hotels & Resorts Worldwide	37,200	2,955,540
Tim Hortons	39,600	2,311,848
Wynn Resorts	16,500	3,204,465

		23,941,023

Household Durables–0.47%
†Taylor Morrison Home Class A	28,700	644,315
†Toll Brothers	43,900	1,624,300

		2,268,615

Household Products–0.82%
Church & Dwight	37,300	2,472,244
Clorox	16,100	1,493,436

		3,965,680

Independent Power Producers & Energy Traders–0.23%
†Calpine	56,000	1,092,560

		1,092,560

Insurance–1.82%
†Arch Capital Group	14,900	889,381
AXIS Capital Holdings	21,400	1,017,998
Brown & Brown	55,200	1,732,728
Fidelity National Financial Class A	42,800	1,388,860
HCC Insurance Holdings	18,000	830,520
Progressive	47,000	1,281,690
RenaissanceRe Holdings	9,100	885,794
Willis Group Holdings	18,000	806,580

		8,833,551

Internet & Catalog Retail–1.80%
†Groupon	124,532	1,465,742
†Liberty Interactive Class A	56,600	1,661,210
†Netflix	9,000	3,313,530
†TripAdvisor	23,900	1,979,637
†zulily Class A	6,900	285,867

		8,705,986

Internet Software & Services–2.41%
†Cornerstone OnDemand	19,000	1,013,460
†CoStar Group	11,300	2,085,754
†@=Dropbox	7,607	74,358
†Equinix	8,100	1,437,345
†FireEye	17,500	763,175
†LinkedIn Class A	15,900	3,447,597
†Rackspace Hosting	29,600	1,158,248
†SINA	12,600	1,061,550
†Twitter	10,000	636,500

		11,677,987

IT Services–2.34%
†Alliance Data Systems	9,600	2,524,128
†CoreLogic	39,700	1,410,541

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
†Gartner	43,800	$3,111,990
†Genpact	37,200	683,364
Paychex	18,800	855,964
†Vantiv Class A	85,200	2,778,372

		11,364,359

Leisure Equipment & Products–0.76%
Mattel	77,800	3,701,724

		3,701,724

Life Sciences Tools & Services–1.05%
†Bruker	47,400	937,098
†Covance	10,400	915,824
†Mettler-Toledo International	10,100	2,450,159
†Waters	7,900	790,000

		5,093,081

Machinery–4.94%
CLARCOR	14,200	913,770
Donaldson	47,400	2,060,004
Flowserve	35,900	2,829,997
Graco	15,100	1,179,612
IDEX	14,125	1,043,131
Joy Global	14,500	848,105
Nordson	13,800	1,025,340
PACCAR	14,300	846,131
Pall	25,800	2,202,030
†Rexnord	43,300	1,169,533
Snap-on	10,300	1,128,056
Terex	28,700	1,205,113
Valmont Industries	13,300	1,983,296
†WABCO Holdings	18,000	1,681,380
Wabtec	33,100	2,458,337
Xylem	40,000	1,384,000

		23,957,835

Media–2.65%
†Charter Communications Class A	17,100	2,338,596
†Discovery Communications Class C	55,500	4,654,230
Interpublic Group	88,100	1,559,370
†Madison Square Garden Class A	29,700	1,710,126
Omnicom Group	22,500	1,673,325
†Pandora Media	33,500	891,100

		12,826,747

Metals & Mining–0.70%
Carpenter Technology	16,800	1,044,960
Compass Minerals International	12,600	1,008,630
Eldorado Gold	97,700	555,913
†Stillwater Mining	63,700	786,058

		3,395,561

Multiline Retail–1.58%
†Dollar General	49,400	2,979,808

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail (continued)
†Dollar Tree	65,000	$3,667,300
Kohl’s	18,000	1,021,500

		7,668,608

Oil, Gas & Consumable Fuels–4.90%
†Antero Resources	13,600	862,784
Cabot Oil & Gas	80,700	3,127,932
Cimarex Energy	10,400	1,091,064
†Concho Resources	19,300	2,084,400
†Continental Resources	8,000	900,160
†Diamondback Energy	21,400	1,131,204
Energy XXI Bermuda	30,500	825,330
EQT	23,500	2,109,830
Pioneer Natural Resources	20,900	3,847,063
Range Resources	38,700	3,262,797
SM Energy	18,500	1,537,535
†Southwestern Energy	23,400	920,322
Tesoro	34,700	2,029,950

		23,730,371

Pharmaceuticals–2.62%
†Actavis	14,400	2,419,200
AmerisourceBergen	51,600	3,627,996
†Hospira	21,700	895,776
†Jazz Pharmaceuticals	11,100	1,404,816
Questcor Pharmaceuticals	13,300	724,185
†Valeant Pharmaceuticals International	13,200	1,549,680
Zoetis	63,300	2,069,277

		12,690,930

Professional Services–2.05%
†IHS Class A	21,400	2,561,580
Manpower	23,900	2,052,054
Nielsen Holdings	31,300	1,436,357
Robert Half International	34,200	1,436,058
†Verisk Analytics Class A	37,400	2,457,928

		9,943,977

Real Estate Management & Development–0.59%
†Forest City Enterprises Class A	53,400	1,019,940
Jones Lang LaSalle	18,100	1,853,259

		2,873,199

Road & Rail–1.32%
†Hertz Global Holdings	31,900	912,978
Hunt (J.B.) Transport Services	21,200	1,638,760
Kansas City Southern	23,600	2,922,388
Landstar System	16,100	924,945

		6,399,071

Semiconductors & Semiconductor Equipment–3.36%
Altera	102,100	3,321,313
Analog Devices	18,300	932,019
ARM Holdings ADR	50,800	2,780,792

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor	13,700	$883,102
Linear Technology	47,200	2,149,960
†Mellanox Technologies	23,600	943,292
Microchip Technology	32,400	1,449,900
†Skyworks Solutions	52,800	1,507,968
Xilinx	50,400	2,314,368

		16,282,714

Software–5.76%
†ANSYS	20,100	1,752,720
†Autodesk	22,800	1,147,524
†Check Point Software Technologies	15,500	1,000,060
†Citrix Systems	35,800	2,264,350
†CommVault Systems	17,800	1,332,864
†Concur Technologies	28,900	2,981,902
FactSet Research Systems	7,750	841,495
†Guidewire Software	24,600	1,207,122
†Informatica	22,000	913,000
Intuit	39,700	3,029,904
†NetSuite	11,100	1,143,522
†Red Hat	57,500	3,222,300
†salesforce.com	19,600	1,081,724
†ServiceNow	51,300	2,873,313
Solera Holdings	14,000	990,640
†Veeva Systems Class A	4,200	134,820
†Workday Class A	24,105	2,004,572

		27,921,832

Specialty Retail–6.97%
†AutoZone	8,500	4,062,490
†Bed Bath & Beyond	24,200	1,943,260
†CarMax	66,100	3,108,022
Chico’s	54,500	1,026,780
Dick’s Sporting Goods	26,100	1,516,410
DSW Class A	18,800	803,324
Limited Brands	45,800	2,832,730
†Lumber Liquidators Holdings	8,300	853,987
†O’Reilly Automotive	24,500	3,153,395
PETsMART	22,600	1,644,150
Ross Stores	53,400	4,001,262
Tiffany & Co	31,200	2,894,736
Tractor Supply	40,800	3,165,264
†Ulta Salon Cosmetics & Fragrance	7,300	704,596
†Urban Outfitters	17,300	641,830
Williams-Sonoma	24,600	1,433,688

		33,785,924

Textiles, Apparel & Luxury Goods–1.62%
Coach	36,100	2,026,293
†Fifth & Pacific	35,100	1,125,657
†Fossil Group	15,400	1,847,076
Hanesbrands	17,300	1,215,671

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†lululemon athletica	27,600	$1,629,228

		7,843,925

Tobacco–0.51%
Lorillard	49,000	2,483,320

		2,483,320

Trading Companies & Distributors–0.96%
Fastenal	40,300	1,914,653
Grainger (W.W.)	10,700	2,732,994

		4,647,647

Wireless Telecommunication Services–2.00%
†Crown Castle International	66,700	4,897,781
†SBA Communications Class A	53,500	4,806,440

		9,704,221

Total Common Stock (Cost $297,946,763)		483,298,441

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–0.27%
†@=Coupons Series B	128,966	$748,003
†@=Dropbox Series A	9,449	92,364
†@=Dropbox Series A-1	46,402	453,580

Total Preferred Stock (Cost $1,213,856)		1,293,947

MONEY MARKET FUND–0.15%
Dreyfus Treasury & Agency Cash Management Fund	747,408	747,408

Total Money Market Fund (Cost $747,408)		747,408

TOTAL VALUE OF SECURITIES–100.12% (Cost $299,908,027)	485,339,796
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(581,844)

NET ASSETS APPLICABLE TO 23,279,144 SHARES OUTSTANDING–100.00%	$484,757,952

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($381,528,705 / 18,217,369 Shares)	$20.943

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($103,229,247 / 5,061,775 Shares)	$20.394

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$281,853,825
Distributions in excess of net investment income	(13,015)
Accumulated net realized gain on investments	17,339,609
Net unrealized appreciation of investments	185,577,533

Total net assets	$484,757,952

†	Non-income producing for the period.

«	Off this amount, $204,024 represents payable for securities purchased and $664,406 represents payable for fund shares redeemed as of December 31, 2013.

@	Illiquid security. At December 31, 2013, the aggregate value of illiquid securities was $1,368,305, which represented 0.28% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2013, the aggregate value of fair valued securities was $1,368,305, which represents 0.28% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Statement of Operations
Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$3,024,760
Interest	160
Foreign tax withheld	(20,389)

3,004,531

EXPENSES:
Management fees	2,798,394
Distribution fees-Service Class	239,549
Accounting and administration expenses	143,425
Reports and statements to shareholders	69,656
Professional fees	32,266
Trustees’ fees and expenses	8,727
Custodian fees	6,272
Consulting fees	4,368
Pricing fees	3,137
Other	4,540

Total operating expenses	3,310,334

NET INVESTMENT LOSS	(305,803)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	22,727,979
Foreign currencies	(356)

Net realized gain	22,727,623

Net change in unrealized appreciation (depreciation) of investments	92,088,383

NET REALIZED AND UNREALIZED GAIN	114,816,006

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$114,510,203

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(305,803)	$1,176,113
Net realized gain	22,727,623	2,170,284
Net change in unrealized appreciation (depreciation)	92,088,383	38,931,634

Net increase in net assets resulting from operations	114,510,203	42,278,031

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain:
Standard Class	(3,496,583)	(5,914,590)
Service Class	(979,814)	(2,594,163)

	(4,476,397)	(8,508,753)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	127,361,880	19,369,983
Service Class	23,453,012	48,389,119
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,496,583	5,914,590
Service Class	979,814	2,594,163

	155,291,289	76,267,855

Cost of shares redeemed:
Standard Class	(37,878,606)	(33,744,900)
Service Class	(40,231,548)	(38,043,869)

	(78,110,154)	(71,788,769)

Increase in net assets derived from capital share transactions	77,181,135	4,479,086

NET INCREASE IN NET ASSETS	187,214,941	38,248,364
NET ASSETS:
Beginning of year	297,543,011	259,294,647

End of year	$484,757,952	$297,543,011

Undistributed (distributions in excess of) net investment income	$(13,015)	$1,167,731

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
			Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$15.688	$13.872	$14.430	$11.241	$7.688

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.003)	0.073	0.003	0.020	0.023
Net realized and unrealized gain (loss)	5.453	2.186	(0.561)	3.169	3.539

Total from investment operations	5.450	2.259	(0.558)	3.189	3.562

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.009)
Net realized gain	(0.195)	(0.443)	—	—	—

Total dividends and distributions	(0.195)	(0.443)	—	—	(0.009)

Net asset value, end of period	$20.943	$15.688	$13.872	$14.430	$11.241

Total return[2]	34.80%	16.30%	(3.87% )	28.37%	46.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$381,529	$206,358	$190,209	$263,891	$225,807
Ratio of expenses to average net assets	0.79%	0.82%	0.82%	0.83%	0.85%
Ratio of net investment income (loss) to average net assets	(0.02% )	0.47%	0.02%	0.17%	0.25%
Portfolio turnover	30%	31%	44%	31%	28%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
			Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10		12/31/09

Net asset value, beginning of period	$15.319	$13.588	$14.170	$11.066		$7.581

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.048)	0.034	(0.033)	(0.010)		—	[2]
Net realized and unrealized gain (loss)	5.318	2.140	(0.549)	3.114		3.485

Total from investment operations	5.270	2.174	(0.582)	3.104		3.485

Less dividends and distributions from:
Net realized gain	(0.195)	(0.443)	—	—		—

Total dividend and distributions	(0.195)	(0.443)	—	—		—

Net asset value, end of period	$20.394	$15.319	$13.588	$14.170		$11.066

Total return[3]	34.46%	16.02%	(4.11% )	28.05%		45.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$103,229	$91,185	$69,086	$55,403		$34,297
Ratio of expenses to average net assets	1.04%	1.07%	1.07%	1.08%		1.10%
Ratio of net investment income (loss) to average net assets	(0.27% )	0.22%	(0.23% )	(0.08%	)	0.00%
Portfolio turnover	30%	31%	44%	31%		28%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount rounds to less than $0.001 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize the value of your shares (capital appreciation).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accured to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in realized gain on investments in the accompanying financial statements and total $198 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.65% of the average daily net assets of the Fund in excess of $400 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets in excess of $750 million. This agreement will continue at least through April 30, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

T. Rowe Price (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $17,555 and $3,181, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$285,888
Distribution fees payable to LFD	21,412

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $188,556,897 and sales of $116,774,362 of investment securities other than short-term investments.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$300,536,355

Aggregate unrealized appreciation	$188,421,849
Aggregate unrealized depreciation	(3,618,408)

Net unrealized appreciation	$184,803,441

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 3	Total
Common Stock	$483,224,083	$74,358	$483,298,441
Money Market Fund	747,408	—	747,408
Preferred Stock	—	1,293,947	1,293,947

Total	$483,971,491	$1,368,305	$485,339,796

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary Income	$2,372,689	$—
Long-term capital gains	2,103,708	8,508,753

Total	$4,476,397	$8,508,753

In addition, the Fund declared an ordinary income consent dividend of $1,180,962 for the year ended December 31, 2012. Such amount has been deemed paid and contributed to the Fund as addditional paid-in capital.

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$281,853,825
Undistributed long-term capital gains	18,100,686
Unrealized appreciation	184,803,441

Net assets	$484,757,952

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and parternship income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to gain (loss) on foreign currency transactions, consent dividends and net operating loss. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$(874,943)	$(305,803)	$1,180,746

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	6,927,647	1,267,545
Service Class	1,308,320	3,236,154
Shares issued upon reinvestment of dividends and distributions:
Standard Class	173,941	379,311
Service Class	50,037	170,243

	8,459,945	5,053,253

Shares redeemed:
Standard Class	(2,038,139)	(2,204,512)
Service Class	(2,249,114)	(2,538,047)

	(4,287,253)	(4,742,559)

Net increase	4,172,692	310,694

7. Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

7. Market Risk (continued)

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2013, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
47.00%	53.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the reclassification of the Fund as non-fundamental. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2. The approval of the reclassification of the Fund’s investment objective as non-fundamental:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	22,501,667.878	56.251%	45.522%	3.682%	7.048%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with T. Rowe Price Associates, Inc. (“TRP” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP T. Rowe Price Structured Mid-Cap Growth Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature,

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and, as applicable, the various portfolio management teams providing services to the Fund.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.05% on assets over $750 million for the Fund through April 30, 2014. The Board noted that the investment management fees for the Fund were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and TRP on behalf of the Fund, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Mid-Cap Growth funds and the Russell Midcap® Growth Index. The Board noted that the Fund’s performance was above the median return of the Morningstar peer group and below the benchmark index for the one and three year periods and above the median return of the Morningstar peer group and slightly below the benchmark index for the five year period. The Board concluded that the services provided by TRP were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, the fee rates charged to other registered funds managed by TRP with similar investment strategies and its standard advisory fee schedule for actively managed non-fund accounts using strategies similar to the Fund’s strategies and noted that the Fund’s subadvisory fees were within range of the comparable fee schedules reviewed. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by TRP regarding TRP’s firm-wide estimated profit, that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of TRP.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–22

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–23

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–24

LVIP Templeton Growth RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP Templeton Growth RPM Fund

LVIP Templeton Growth RPM Fund

2013 Annual Report Commentary (unaudited)

The Fund returned 19.93% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the MSCI World Index (net dividends)1, returned 26.68%.

Managed by:

U.S. economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases but committed to keeping interest rates low. The eurozone emerged from its longest recession on record during the second half of 2013 and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. Growth in China and other emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Emerging market equities declined and regional currencies depreciated against the U.S. dollar during the period, although rallying toward period-end. The stock market rally in developed markets accelerated during 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress.

The Fund’s stock selection in the U.S. was a leading contributor to performance relative to the benchmark as it more than offset the negative effect of an underweighting. Stock selection and an overweighting in Europe, particularly in the Netherlands, Switzerland and France, also aided relative results. Stock selection in the U.K. more than offset the negative effect of an overweighting. In Asia, stock selection in Hong Kong and a lack of exposure to India and Indonesia contributed. In contrast, an underweighting in Japan and an overweighting in South Korea hurt relative results, as did stock selection in both countries.

Nearly all sectors represented in the Fund’s portfolio contributed to relative performance, and stock selection in financials was a major contributor. Positions in commercial bank Lloyds Banking Group (U.K.), diversified financial services provider ING U.S. (a new holding), capital markets firm Morgan Stanley and insurer AXA (France) boosted relative results. Other key contributors included stock selection and an overweighting in health care, particularly our positions in pharmaceuticals companies Actavis, Salix Pharmaceuticals and Forest Laboratories, as well as in biotechnology firms Gilead Sciences and Isis Pharmaceuticals. Stock selection and an underweighting in materials aided relative results, and specialty metals producer Allegheny Technologies, a new holding, was a notable contributor.

From a sector perspective, consumer discretionary was the only detractor, resulting largely from a lack of exposure to Internet retailers, hotels and restaurants. Key individual detractors included high-tech manufacturer and digital media provider Samsung Electronics (Republic of Korea), integrated steel products manufacturer POSCO (Republic of Korea), metals and mining company Vale (Brazil), automaker Nissan Motor (Japan), fertilizer producer Potash Corporation of Saskatchewan (Canada; not held by period-end) and diversified telecommunications provider China Telecom (Hong Kong).

Peter Nori, CFA

Cindy Sweeting, CFA

Heather Waddell, CFA

Templeton Investment Counsel, LLC

Managed by:

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index2 gained 32.39% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends)3 exceeded 22.78% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index (net dividends)4 lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S.central bank. The 10-yearTreasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

LVIP Templeton Growth RPM Fund–1

LVIP Templeton Growth RPM Fund

2013 Annual Report Commentary (continued)

The Fund invests predominantly in global large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The risk management strategy is designed control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the Fund’s risk level. At points during the 2nd and 3rd quarters of 2013 when the global equity markets were volatile, the risk management strategy successfully reduced the Fund’s overall volatility and mitigated the impact of these brief drawdowns. Overall, the risk management strategy detracted from results during 2013, a year which saw strong positive equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Templeton Growth RPM Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,051. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $19,629. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 19.93%
Five Years	+ 13.97%
Ten Years	+ 7.73%

Service Class Shares
One Year	+ 19.63%
Five Years	+ 13.69%
Inception (4/30/07)	+ 2.67%

[1]

The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]	S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[3]

MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[4]

MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[5]

Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better)corporate,U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP Templeton Growth RPM Fund–2

LVIP Templeton Growth RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analys is table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table shown, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,133.70	0.76%	$4.09
Service Class Shares	1,000.00	1,132.30	1.01%	5.43
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.76%	$3.87
Service Class Shares	1,000.00	1,020.11	1.01%	5.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Templeton Growth RPM Fund–3

LVIP Templeton Growth RPM Fund

Security Type/Country and Sector Allocations

    and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Security Type/Country	Percentage of Net Assets
Common Stock	88.55%
Brazil	0.43%
Canada	0.89%
France	8.54%
Germany	4.59%
Hong Kong	2.34%
Ireland	1.49%
Israel	1.11%
Italy	2.99%
Japan	5.10%
Netherlands	5.50%
Norway	1.28%
Portugal	0.97%
Republic of Korea	3.36%
Singapore	1.21%
Spain	1.52%
Sweden	0.65%
Switzerland	5.25%
Taiwan	0.31%
United Kingdom	10.52%
United States	30.50%
Right	0.01%
Money Market Fund	11.80%
Total Value of Securities	100.36%
Liabilities Net of Receivables and Other Assets	(0.36%	)
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.38%
Air Freight & Logistics	2.46%
Airlines	0.74%
Auto Components	1.51%
Automobiles	2.03%
Beverages	0.88%
Biotechnology	2.45%
Building Products	1.04%
Capital Markets	2.61%
Chemicals	1.19%
Commercial Banks	6.96%
Commercial Services & Supplies	0.48%
Communications Equipment	1.11%

Sector	Percentage of Net Assets
Construction & Engineering	1.00%
Construction Materials	1.73%
Consumer Finance	0.74%
Containers & Packaging	0.64%
Diversified Financial Services	5.10%
Diversified Telecommunication Services	4.46%
Electrical Equipment	0.86%
Energy Equipment & Services	1.93%
Food & Staples Retailing	2.93%
Health Care Equipment & Supplies	1.61%
Health Care Providers & Services	0.61%
Industrial Conglomerates	1.01%
Insurance	4.38%
Internet Software & Services	0.54%
Leisure Equipment & Products	0.74%
Media	2.64%
Metals & Mining	2.32%
Multiline Retail	2.54%
Office Electronics	0.40%
Oil, Gas & Consumable Fuels	7.78%
Pharmaceuticals	12.07%
Semiconductors & Semiconductor Equipment	3.43%
Software	2.69%
Specialty Retail	0.50%
Trading Companies & Distributors	0.54%
Wireless Telecommunication Services	1.53%
Total	88.56%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	1.80%
BNP Paribas	1.51%
Sanofi	1.48%
Samsung Electronics	1.47%
JPMorgan Chase	1.40%
GlaxoSmithKline	1.33%
Citigroup	1.33%
Roche Holding	1.31%
Vodafone Group ADR	1.29%
Aviva	1.28%
Total	14.20%

LVIP Templeton Growth RPM Fund–4

LVIP Templeton Growth RPM Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–88.55%
Brazil–0.43%
Petroleo Brasileiro ADR	75,031	$1,102,205
Vale ADR	85,682	1,200,405

		2,302,610

Canada–0.89%
Talisman Energy	404,160	4,699,314

		4,699,314

France–8.54%
Alstom	17,990	655,226
AXA	191,516	5,324,700
BNP Paribas	102,450	7,984,277
Cie de Saint-Gobain	100,000	5,499,361
†Credit Agricole	265,420	3,397,612
Michelin Class B	45,200	4,803,532
Sanofi	73,756	7,825,068
Total	84,900	5,200,967
Vivendi	170,147	4,483,634

		45,174,377

Germany–4.59%
†Deutsche Lufthansa	184,520	3,914,277
Deutsche Post	63,900	2,329,542
HeidelbergCement	47,600	3,611,405
Infineon Technologies ADR	400,248	4,330,683
Merck	23,550	4,219,805
Muenchener Rueckversicherungs	10,550	2,324,359
Siemens ADR	25,616	3,548,072

		24,278,143

■Hong Kong–2.34%
AIA Group	816,400	4,095,476
China Shenhua Energy	710,500	2,240,241
China Telecom	11,038,000	5,579,924
Noble Group	520,600	441,256

		12,356,897

Ireland–1.49%
CRH	220,369	5,547,858
Shire	48,890	2,309,171

		7,857,029

Israel–1.11%
Teva Pharmaceutical Industries ADR	146,917	5,888,433

		5,888,433

Italy–2.99%
ENI	270,868	6,517,353
Intesa Sanpaolo	1,330,671	3,284,104
UniCredit	811,280	6,004,499

		15,805,956

Japan–5.10%
ITOCHU	194,980	2,404,738

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Konica Minolta Holdings	214,500	$2,136,345
Nikon	204,700	3,904,508
Nissan Motor	649,300	5,449,620
Suntory Beverage & Food	146,400	4,663,394
Toyota Motor ADR	43,365	5,287,061
Trend Micro	90,310	3,155,384

		27,001,050

Netherlands–5.50%
Akzo Nobel	81,060	6,282,712
Fugro	29,500	1,757,859
†ING Groep	475,352	6,604,812
Koninklijke Philips Electronics	48,370	1,773,028
Reed Elsevier	98,463	2,086,015
Royal Dutch Shell Class A	900	32,239
Royal Dutch Shell Class B	63,540	2,399,212
†SBM Offshore	90,831	1,849,352
TNT Express	676,540	6,280,472

		29,065,701

Norway–1.28%
Statoil	98,910	2,397,719
Telenor	182,760	4,358,030

		6,755,749

Portugal–0.97%
Galp Energia	311,560	5,106,925

		5,106,925

Republic of Korea–3.36%
Hyundai Mobis	11,440	3,180,412
KB Financial Group	35,093	1,404,418
POSCO ADR	69,287	5,404,386
Samsung Electronics	5,996	7,792,287

		17,781,503

Singapore–1.21%
DBS Group Holdings	259,105	3,509,740
Singapore Telecommunications	1,000,860	2,901,733

		6,411,473

Spain–1.52%
Repsol	69,964	1,763,290
Telefonica	384,294	6,256,848

		8,020,138

Sweden–0.65%
Getinge Class B	99,810	3,414,350

		3,414,350

Switzerland–5.25%
†ABB	148,380	3,905,350
ACE	15,700	1,625,421
†Credit Suisse Group	162,114	4,955,553

LVIP Templeton Growth RPM Fund–5

LVIP Templeton Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Switzerland (continued)
†Foster Wheeler	159,470	$5,265,699
Novartis	25,570	2,040,785
Roche Holding	24,880	6,950,001
†Swiss Re	33,160	3,049,858

		27,792,667

Taiwan–0.31%
Taiwan Semiconductor Manufacturing ADR	94,665	1,650,958

		1,650,958

United Kingdom–10.52%
Aviva	907,330	6,757,323
BAE Systems	280,250	2,018,931
BP ADR	90,848	4,416,121
G4S	582,830	2,533,715
GlaxoSmithKline	264,290	7,053,385
HSBC Holdings	539,650	5,856,230
Kingfisher	418,668	2,667,341
†Lloyds Banking Group	4,108,940	5,367,638
Marks & Spencer Group	507,730	3,637,524
Rexam	387,039	3,400,374
Tesco	922,860	5,110,033
Vodafone Group ADR	173,696	6,827,990

		55,646,605

United States–30.50%
†Actavis	26,310	4,420,080
Allegheny Technologies	158,650	5,652,700
American Express	43,170	3,916,814
Amgen	57,430	6,556,209
Applied Materials	246,650	4,363,239
Baker Hughes	108,410	5,990,737
Bank of New York Mellon	78,780	2,752,573
Chesapeake Energy	81,610	2,214,895
Chevron	24,030	3,001,587
Cisco Systems	260,990	5,859,226
Citigroup	135,200	7,045,272
Comcast Special Class A	92,875	4,632,605
CVS Caremark	75,730	5,419,996
FedEx	9,740	1,400,320
†Forest Laboratories	112,360	6,744,971

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
†Gilead Sciences	66,100	$4,967,415
Halliburton	12,382	628,387
ING US	168,690	5,929,454
†Isis Pharmaceuticals	36,220	1,443,005
JPMorgan Chase	126,270	7,384,270
Leidos Holdings	44,385	2,063,459
Macy’s	116,990	6,247,266
Medtronic	89,360	5,128,370
Merck	94,110	4,710,206
Microsoft	253,670	9,494,868
Morgan Stanley	193,720	6,075,059
†News Class A	193,240	3,482,185
Pfizer	206,820	6,334,897
Quest Diagnostics	21,590	1,155,929
†Salix Pharmaceuticals	59,350	5,337,939
†Sprint Nextel	115,863	1,245,527
Symantec	67,430	1,589,999
Target	56,500	3,574,755
Time Warner Cable	27,589	3,738,310
Twenty-First Century Fox Class A	80,620	2,836,212
United Parcel Service Class B	28,690	3,014,745
Walgreen	86,150	4,948,456

		161,301,937

Total Common Stock (Cost $345,615,575)		468,311,815

RIGHT–0.01%
†Repsol	69,964	47,740

Total Right (Cost $0)		47,740

MONEY MARKET FUND–11.80%
Dreyfus Treasury & Agency Cash Management Fund	62,400,378	62,400,378

Total Money Market Fund (Cost $62,400,378)		62,400,378

TOTAL VALUE OF SECURITIES–100.36% (Cost $408,015,953)	530,759,933
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.36%)	(1,895,516)

NET ASSETS APPLICABLE TO 15,544,008 SHARES OUTSTANDING–100.00%	$528,864,417

NET ASSET VALUE–LVIP TEMPLETON GROWTH RPM FUND STANDARD CLASS ($107,183,358 / 3,150,549 Shares)	$34.021

NET ASSET VALUE–LVIP TEMPLETON GROWTH RPM FUND SERVICE CLASS ($421,681,059 / 12,393,459 Shares)	$34.024

LVIP Templeton Growth RPM Fund–6

LVIP Templeton Growth RPM Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$431,872,644
Undistributed net investment income	5,708
Accumulated net realized loss on investments	(25,837,703)
Net unrealized appreciation of investments and derivatives	122,823,768

Total net assets	$528,864,417

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $1,422,650 cash and $1,862,971 foreign currencies pledged as collateral for futures contracts, $6,744,205 represents payables for securities purchased and $149,019 represents payables for fund shares redeemed as of December 31, 2013.

The following foreign currency exchange contracts futures contracts were outstanding at December 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD	132,714	USD	(124,757)	1/3/14	$ 182
BCLY	SGD	335,192	USD	(265,080)	1/6/14	439
DB	JPY	1,341,608	USD	(12,779)	1/7/14	(41)
HSBC	JPY	2,012,106	USD	(19,152)	1/8/14	(48)
JPMC	HKD	3,681,312	USD	(474,756)	1/3/14	(17)
MSC	EUR	90,013	USD	(124,064)	1/6/14	(234)
RBS	JPY	31,698,798	USD	(302,692)	1/6/14	(1,722)

						$(1,441)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
82	British Pound Currency	$8,461,922	$ 8,485,975	3/18/14	$24,053
208	E-mini S&P 500 Index	19,130,904	19,147,440	3/22/14	16,536
81	Euro Currency	13,968,215	13,960,350	3/18/14	(7,865)
330	Euro STOXX 50 Index	14,064,513	14,109,729	3/22/14	45,216
77	FTSE 100 Index	8,534,963	8,540,632	3/24/14	5,669
84	Japan Yen Currency	10,007,455	9,978,150	3/18/14	(29,305)
65	Nikkei 225 Index	10,031,232	10,053,169	3/14/14	21,937

		$84,199,204			$76,241

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts and futures contracts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

LVIP Templeton Growth RPM Fund–7

LVIP Templeton Growth RPM Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

CAD–Canadian Dollar

DB–Deutsche Bank

EUR–European Monetary Unit

HKD–Hong Kong Dollar

HSBC–Hong Kong Shanghai Bank

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

MSC–Morgan Stanley Capital

RBS–Royal Bank of Scotland

SGD–Singapore Dollar

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund–8

LVIP Templeton Growth RPM Fund
Statement of Operations
Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$8,891,019
Foreign tax withheld	(527,901)

8,363,118

EXPENSES:
Management fees	2,646,028
Distribution fees-Service Class	689,686
Accounting and administration expenses	219,258
Custodian fees	40,114
Reports and statements to shareholders	36,035
Professional fees	29,755
Trustees’ fees and expenses	8,068
Pricing fees	4,264
Consulting fees	4,254
Other	4,136

Total operating expenses	3,681,598

NET INVESTMENT INCOME	4,681,520

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	12,100,234
Foreign currencies	(314,049)
Foreign currency exchange contracts	(68,452)
Futures contracts	(22,523,383)

Net realized loss	(10,805,650)

Net change in unrealized appreciation (depreciation) of:
Investments	73,904,584
Foreign currencies	11,441
Foreign currency exchange contracts	(1,409)
Futures contracts	76,241

Net change in unrealized appreciation (depreciation)	73,990,857

NET REALIZED AND UNREALIZED GAIN	63,185,207

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,866,727

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,681,520	$4,614,296
Net realized gain (loss)	(10,805,650)	1,663,333
Net change in unrealized appreciation (depreciation)	73,990,857	41,777,449

Net increase in net assets resulting from operations	67,866,727	48,055,078

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,354,671)	(1,744,372)
Service Class	(4,085,764)	(2,809,276)

	(5,440,435)	(4,553,648)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,420,547	5,817,086
Service Class	230,402,644	48,920,038
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,354,671	1,744,371
Service Class	4,085,764	2,809,276

	243,263,626	59,290,771

Cost of shares redeemed:
Standard Class	(12,993,499)	(19,073,078)
Service Class	(37,500,427)	(40,729,041)

	(50,493,926)	(59,802,119)

Increase (decrease) in net assets derived from capital share transactions	192,769,700	(511,348)

NET INCREASE IN NET ASSETS	255,195,992	42,990,082
NET ASSETS:
Beginning of year	273,668,425	230,678,343

End of year	$528,864,417	$273,668,425

Undistributed net investment income	$5,708	$1,147,124

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund–9

LVIP Templeton Growth RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth RPM Fund Standard Class
			Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$28.735	$24.161	$25.503	$24.371	$19.352

Income (loss) from investment operations:
Net investment income[1]	0.449	0.526	0.553	0.427	0.412
Net realized and unrealized gain (loss)	5.270	4.582	(1.339)	1.158	5.021

Total from investment operations	5.719	5.108	(0.786)	1.585	5.433

Less dividends and distributions from:
Net investment income	(0.433)	(0.534)	(0.556)	(0.453)	(0.405)
Net realized gain	—	—	—	—	(0.009)

Total dividends and distributions	(0.433)	(0.534)	(0.556)	(0.453)	(0.414)

Net asset value, end of period	$34.021	$28.735	$24.161	$25.503	$24.371

Total return[2]	19.93%	21.21%	(3.09% )	6.57%	28.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$107,183	$94,499	$90,320	$130,817	$151,545
Ratio of expenses to average net assets	0.79%	0.83%	0.83%	0.83%	0.83%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.83%	0.83%	0.83%	0.85%
Ratio of net investment income to average net assets	1.43%	1.99%	2.12%	1.79%	1.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.43%	1.99%	2.12%	1.79%	1.97%
Portfolio turnover	14%	15%	29%	11%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund–10

LVIP Templeton Growth RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth RPM Fund Service Class
			Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$28.742	$24.171	$25.512	$24.382	$19.369

Income (loss) from investment operations:
Net investment income[1]	0.374	0.461	0.483	0.368	0.363
Net realized and unrealized gain (loss)	5.261	4.578	(1.333)	1.154	5.016

Total from investment operations	5.635	5.039	(0.850)	1.522	5.379

Less dividends and distributions from:
Net investment income	(0.353)	(0.468)	(0.491)	(0.392)	(0.357)
Net realized gain	—	—	—	—	(0.009)

Total dividends and distributions	(0.353)	(0.468)	(0.491)	(0.392)	(0.366)

Net asset value, end of period	$34.024	$28.742	$24.171	$25.512	$24.382

Total return[2]	19.63%	20.91%	(3.34% )	6.30%	27.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$421,681	$179,169	$140,358	$127,871	$105,843
Ratio of expenses to average net assets	1.04%	1.08%	1.08%	1.08%	1.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.08%	1.08%	1.08%	1.10%
Ratio of net investment income to average net assets	1.18%	1.74%	1.87%	1.54%	1.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.18%	1.74%	1.87%	1.54%	1.72%
Portfolio turnover	14%	15%	29%	11%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund–11

LVIP Templeton Growth RPM Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP Templeton Growth RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily settelement price. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Templeton Growth RPM Fund–12

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $5,845 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.65% of the next $300 million; and 0.60% of average daily net assets in excess of $500 million.

Templeton Investment Counsel, LLC (Sub-Advisor) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted as follows:

Administrative fees	$16,728
Legal fees	3,013

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $21,080 for the year ended December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$294,819
Distribution fees payable to LFD	84,642
Trading operation fees payable to Lincoln Life	1,594

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For year ended December 31, 2013, the Fund made purchases of $183,785,180 and sales of $45,650,252 of investment securities other than short-term investments.

LVIP Templeton Growth RPM Fund–13

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$409,379,106

Aggregate unrealized appreciation	$127,501,139
Aggregate unrealized depreciation	(6,120,312)

Net unrealized appreciation	$121,380,827

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

	Level 1	Level 2	Total
Common Stock	$468,311,815	$—	$468,311,815
Right	47,740	—	47,740
Money Market Fund	62,400,378	—	62,400,378

Total	$530,759,933	$—	$530,759,933

Foreign Currency Exchange Contracts	$—	$(1,441)	$(1,441)

Futures Contracts	$76,241	$—	$76,241

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

LVIP Templeton Growth RPM Fund–14

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$5,440,435	$4,553,648

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$431,872,644
Undistributed ordinary income	3,845
Capital loss carryforwards	(24,444,298)
Unrealized appreciation	121,432,226

Net assets	$528,864,417

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts and forward foreign currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(382,501)	$382,501

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards of $13,508,734 remaining at December 31, 2013, if not utilized in futures years, will expire in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character:
Short-term	$10,935,564

LVIP Templeton Growth RPM Fund–15

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	237,087	219,557
Service Class	7,230,925	1,850,017
Shares issued upon reinvestment of dividends and distributions:
Standard Class	40,329	62,562
Service Class	121,685	100,756

	7,630,026	2,232,892

Shares redeemed:
Standard Class	(415,522)	(731,770)
Service Class	(1,192,738)	(1,523,999)

	(1,608,260)	(2,255,769)

Net increase (decrease)	6,021,766	(22,877)

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

LVIP Templeton Growth RPM Fund–16

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$621	Liabilities net of receivables and other assets	$(2,062)
Equity contracts
(Futures contracts)	Liabilities net of receivables and other assets	89,358	Liabilities net of receivables and other assets	—
Currency contracts
(Futures contracts)	Liabilities net of receivables and other assets	24,053	Liabilities net of receivables and other assets	(37,170)

Total		$114,032		$(39,232)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (68,452)	$(1,409)
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(23,268,365)	89,358
Currency contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	744,982	(13,117)

Total		$ (22,591,835)	$74,832

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$ —	$ 619,282
Futures contracts (average notional value)	14,608,988	62,121,341

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP Templeton Growth RPM Fund–17

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2013, the Fund has the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Amount	Net Assets of Assets
Foreign Currency Exchange Contracts	$621	$—	$621
Futures Contracts - Variation Margin[1]	65,127	—	65,127

Total	$65,748	$—	$65,748

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[2]
Bank of America Merrill Lynch	$182	$—	$—	$182
Barclays Bank	439	—	—	439
Goldman Sachs Capital	65,127	—	—	65,127

Total	$65,748	$—	$—	$65,748

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Amount	Net Assets of Liabilities
Foreign Currency Exchange Contracts	$(2,062)	$—	$(2,062)

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[3]
Deutsche Bank	$(41)	$—	$—	$(41)
Hong Kong Shanghai Bank	(48)	—	—	(48)
JPMorgan Chase Bank	(17)	—	—	(17)
Royal Bank of Scotland	(1,722)	—	—	(1,722)
Morgan Stanley Capital.	(234)	—	—	(234)

Total	$(2,062)	$—	$—	$(2,062)

1 Unrealized appreciation/depreciation on futures is disclosed in the Statement of Net Assets, whereas the variation margin is the amount receivable or payable to the counterparty at December 31, 2013.

2Net amount represents the net amount receivable from the counterparty in the event of default.

3Net amount represents the net amount payable due to the counterparty in the event of default.

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Templeton Growth RPM Fund–18

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Templeton Growth RPM Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Templeton Growth RPM Fund

We have audited the accompanying statement of net assets of the LVIP Templeton Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Templeton Growth RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP Templeton Growth RPM Fund–20

LVIP Templeton Growth RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013, were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

1. To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

** Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Templeton Investment Counsel, LLC (“Templeton” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP Templeton Growth RPM Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC.

LVIP Templeton Growth RPM Fund–21

LVIP Templeton Growth RPM Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board also considered that in the third quarter of 2012, LIAC implemented a Risk Portfolio Management (“RPM”) strategy for the Fund by which, with respect to 0-20% of the Fund’s assets, LIAC actively manages the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and the subadviser manages the remaining 80-100% of the Fund’s assets according to the investment mandate. The Board considered that the RPM strategy was designed to reduce the volatility of the Fund’s returns and as risk management is a newer strategy, the Morningstar peer groups generally do not include risk-managed funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board noted that the investment management fees for the Fund were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Templeton on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Templeton under the subadvisory agreement. The Board

LVIP Templeton Growth RPM Fund–22

LVIP Templeton Growth RPM Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

reviewed the services provided by Templeton, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Templeton. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar World Stock funds and the MSCI World NR USD Index. The Board noted the Fund’s performance was below the median return of the Morningstar peer group for the one, three and five year periods, and above the benchmark index for the same time periods. The Board considered that a Risk Portfolio Management (“RPM”) strategy was implemented for the Fund in September 2012 which was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets. The Board concluded that the services provided by Templeton were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedule, which contains breakpoints and which are lower than the subadvisory fees of another subadvisory portfolio with a similar investment strategy to the Fund. The Board considered that LIAC compensates Templeton from its fees and that the subadvisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability, Economies of Scale and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party, and that LIAC compensates Templeton from its fees. The Board reviewed materials provided by Templeton as to any additional benefits it receives and noted Templeton’s statement that it does not maintain records of indirect benefits but that it may receive reputational benefits from its association with the Fund, and considered that Templeton uses soft dollars, which could benefit Templeton and its clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Templeton Growth RPM Fund–23

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011 - 2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP Templeton Growth RPM Fund–24

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Templeton Growth RPM Fund–25

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Templeton Growth RPM Fund–26

LVIP UBS Large Cap Growth RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP UBS Large Cap Growth RPM Fund

LVIP UBS Large Cap Growth RPM Fund

2013 Annual Report Commentary (unaudited)

The Fund returned 25.49% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2013, while its benchmark, the Russell 1000® Growth Index1, returned 33.48%.

Managed by:

The U.S. equity market accomplished a rare feat in 2013, proving both the bulls and the bears wrong. For the bulls, many saw little potential for multiples to expand, believing that earnings would move the markets modestly higher. The bears on the other hand focused on worries around the globe with the U.S. Congress showing maturity levels no greater than most teenagers, much of Europe still in recession, China looking shaky, and the Federal Reserve getting closer to potentially reigning in monetary stimulus. The reality, as it so often does, turned out quite different than the prognosticators expected. While U.S. corporate earnings did in fact see decent growth, it was multiple expansion that propelled the S&P 500 towards historic levels. While many of the reasons of fear for the bears still lurk in the shadows to some extent, they did not have much success knocking the market down.

The health care sector of the Russell 1000® Growth Index, notably biotech shares, experienced one of the biggest moves in years. The second best performing sector in the Russell 1000® Growth Index was consumer discretionary, reflecting the improvement in household balance sheets over the past five years. Finally, industrials also saw gains greater than the market as aerospace and airlines advanced. Notable laggards were more defensive sectors such as telecommunication services and consumer staples. While these sectors have benefitted from investors’ search for yield over the past few years, high valuations and fears of Fed tapering began to weigh on their shares during the second half of the year. Despite the buoyant market overall, information technology, which is the largest sector in the benchmark struggled this year. It was weighed down by weakness in enterprise spending as well as a large benchmark position in Apple which, despite early weakness, bounced back strongly in the second half of the year.

Stock selection in information technology, consumer discretionary, energy, and financials contributed meaningfully to performance. In addition, the Fund’s overweight to consumer discretionary and health care and underweight to consumer staples contributed to performance.

Within information technology, the Fund’s overweight’s to face book, Service Now, MasterCard, Google, and Visa contributed to performance. In addition, the Fund was underweight Apple during the first two quarters before moving to a significant overweight on June 30th, which benefitted relative performance. Within consumer discretionary, the holdings in Priceline.com, Las Vegas Sands, Michael Kars, Amazon.com and Nike were meaningful contributors to performance. Energy holdings Cabot Oil & Gas (position sold), EOG Resource (position sold), and Concho Resources all saw strong gains on solid drilling activity, and FMC Technologies benefitted from new contracts offshore. Finally, stock selection in financials contributed to performance thanks to our avoidance of REITs and the Fund’s positions in Intercontinental Exchange (position sold) and Discover Financial, which saw strong gains during the period.

While the Fund’s overweight to health care contributed to performance, a few stock specific issues detracted from performance as a whole. Specifically, holdings in Intuitive Surgical and Catamaran and not holding Celgene, Bristol-Myers, and AbbVie detracted from performance and could not offset strong performance from the holdings elsewhere in the sector, namely Gilead Sciences and Biogen Idec. Lastly, the Fund’s positioning with in telecommunication services detracted from performance as Crown Castle, a tower operator, was flat for the year.

Peter J. Bye

  Dan Neuger

  UBS Global Asset Management (Americas) Inc.

Managed by:

With global central banks continuing to provide accommodative monetary policy, 2013 was a historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index2 gained 32% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. Government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing EuroZone with austerity measures beginning to show positive progress in key countries such as Italy, Spain, and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends)3 exceeded 22% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index (net dividends)4 lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared

LVIP UBS Large Cap Growth RPM Fund–1

LVIP UBS Large Cap Growth RPM Fund

2013 Annual Report Commentary (continued)

for the reduced buying power of the U.S. central bank. The10-yearTreasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

The Fund invests predominantly in large cap growth stocks, which tend to exhibit heightened volatility during times of market uncertainty. The risk management strategy is designed control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the Fund’s risk level. While 2013 was generally a strong year for large cap growth equities, there were periods of time when markets experienced higher volatility as a result of, among other macro events, renewed threats of terrorism and the uncertain future of global central bank policy. During these periods of elevated volatility, the Fund increased its level of hedging to control the Fund’s overall risk level.Overall, the risk management strategy detracted from results during 2013, a year which saw strong positive equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/03 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP UBS Large Cap Growth RPM Fund Standard Class shares on 12/31/03. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,219. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $21,245. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
One Year	+ 25.49%
Five Years	+ 16.27%
Ten Years	+ 6.18%

Service Class Shares
One Year	+ 25.18%
Five Years	+ 15.98%
Ten Years	+ 5.92%

1.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S.and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets Index (net dividends) is a free float- adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP UBS Large Cap Growth RPM Fund–2

LVIP UBS Large Cap Growth RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,190.40	0.72%	$3.98
Service Class Shares	1,000.00	1,188.90	0.97%	5.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.58	0.72%	$3.67
Service Class Shares	1,000.00	1,020.32	0.97%	4.94

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP UBS Large Cap Growth RPM Fund–3

LVIP UBS Large Cap Growth RPM Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2013

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	91.59%

Aerospace & Defense	5.03%
Beverages	1.71%
Biotechnology	5.91%
Chemicals	1.60%
Communications Equipment	2.35%
Computers & Peripherals	5.33%
Consumer Finance	2.98%
Electrical Equipment	1.50%
Energy Equipment & Services	3.09%
Food Products	2.97%
Health Care Equipment & Supplies	2.31%
Health Care Providers & Services	2.68%
Hotels, Restaurants & Leisure	2.22%
Household Durables	1.26%
Industrial Conglomerates	1.81%
Internet & Catalog Retail	5.68%
Internet Software & Services	9.17%
IT Services	5.21%
Machinery	1.29%
Media	4.54%
Multiline Retail	0.99%
Oil, Gas & Consumable Fuels	1.38%
Personal Products	1.70%
Pharmaceuticals	2.05%
Real Estate Management & Development	1.26%
Road & Rail	1.71%
Software	5.73%
Textiles, Apparel & Luxury Goods	6.22%
Wireless Telecommunication Services	1.91%

Exchange-Traded Fund	0.91%

Money Market Fund	7.03%

Total Value of Securities	99.53%

Receivables and Other Assets Net of Liabilities	0.47%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Apple	5.33%
Google Class A	4.86%
Visa Class A	3.24%
priceline.com	2.88%
Amazon.com	2.80%
Facebook Class A	2.71%
Precision Castparts	2.69%
salesforce.com	2.61%
NIKE Class B	2.59%
Gilead Sciences	2.50%

Total	32.21%

LVIP UBS Large Cap Growth RPM Fund–4

LVIP UBS Large Cap Growth RPM Fund

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK–91.59%
Aerospace & Defense–5.03%
Precision Castparts	48,000	$12,926,400
United Technologies	98,400	11,197,920

		24,124,320

Beverages–1.71%
†Monster Beverage	120,800	8,186,616

		8,186,616

Biotechnology–5.91%
†Biogen Idec	27,100	7,581,225
†Gilead Sciences	159,700	12,001,455
†Quintiles Transnational Holdings	25,300	1,172,402
†Regeneron Pharmaceuticals	27,600	7,596,624

		28,351,706

Chemicals–1.60%
Sherwin-Williams	41,800	7,670,300

		7,670,300

Communications Equipment–2.35%
QUALCOMM	151,600	11,256,300

		11,256,300

Computers & Peripherals–5.33%
Apple	45,600	25,586,616

		25,586,616

Consumer Finance–2.98%
American Express	91,800	8,329,014
Discover Financial Services	107,000	5,986,650

		14,315,664

Electrical Equipment–1.50%
AMETEK	136,200	7,173,654

		7,173,654

Energy Equipment & Services–3.09%
†FMC Technologies	93,400	4,876,414
Schlumberger	110,600	9,966,166

		14,842,580

Food Products–2.97%
†Hain Celestial Group	54,400	4,938,432
Kellogg	152,600	9,319,282

		14,257,714

Health Care Equipment & Supplies–2.31%
Cooper	41,700	5,164,128
†Intuitive Surgical	15,400	5,914,832

		11,078,960

Health Care Providers & Services–2.68%
†Catamaran	136,800	6,495,264
UnitedHealth Group	84,800	6,385,440

		12,880,704

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure–2.22%
Las Vegas Sands	135,300	$10,671,111

		10,671,111

Household Durables–1.26%
†Mohawk Industries	40,600	6,045,340

		6,045,340

Industrial Conglomerates–1.81%
Danaher	112,400	8,677,280

		8,677,280

Internet & Catalog Retail–5.68%
†Amazon.com	33,700	13,439,223
†priceline.com	11,900	13,832,560

		27,271,783

Internet Software & Services–9.17%
†Facebook Class A	237,600	12,987,216
†Google Class A	20,800	23,310,768
†Yelp	111,200	7,667,240

		43,965,224

IT Services–5.21%
MasterCard Class A	11,300	9,440,698
Visa Class A	69,900	15,565,332

		25,006,030

Machinery–1.29%
Cummins	43,800	6,174,486

		6,174,486

Media–4.54%
Comcast Class A	135,600	7,046,454
†Liberty Global Class A	102,700	9,139,273
Viacom Class B	64,000	5,589,760

		21,775,487

Multiline Retail–0.99%
†Dollar General	78,500	4,735,120

		4,735,120

Oil, Gas & Consumable Fuels–1.38%
†Concho Resources	61,200	6,609,600

		6,609,600

Personal Products–1.70%
Estee Lauder Class A	108,400	8,164,688

		8,164,688

Pharmaceuticals–2.05%
Allergan	73,100	8,119,948
Zoetis	52,200	1,706,418

		9,826,366

LVIP UBS Large Cap Growth RPM Fund—5

LVIP UBS Large Cap Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Management & Development–1.26%
†Realogy Holdings	121,800	$6,025,446

		6,025,446

Road & Rail–1.71%
Union Pacific	48,800	8,198,400

		8,198,400

Software–5.73%
†salesforce.com	226,800	12,517,092
†ServiceNow	97,700	5,472,177
†VMware Class A	105,700	9,482,347

		27,471,616

Textiles, Apparel & Luxury Goods–6.22%
†lululemon athletica	79,200	4,675,176
†Michael Kors Holdings	92,900	7,542,551
NIKE Class B	158,000	12,425,120
Ralph Lauren	29,300	5,173,501

		29,816,348

Wireless Telecommunication Services–1.91%
†Crown Castle International	124,700	9,156,721

		9,156,721

Total Common Stock (Cost $321,593,103)		439,316,180

	Number of Shares	Value (U.S. $)

EXCHANGE-TRADED FUND–0.91%
iShares Russell 1000 Growth Index Fund	50,700	$4,357,665

Total Exchange-Traded Fund (Cost $3,746,340)		4,357,665

MONEY MARKET FUND–7.03%
Dreyfus Treasury & Agency Cash Management Fund	33,747,255	33,747,255

Total Money Market Fund (Cost $33,747,255)		33,747,255

TOTAL VALUE OF SECURITIES–99.53% (Cost $359,086,698)	477,421,100
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.47%	2,255,130

NET ASSETS APPLICABLE TO 16,301,942 SHARES OUTSTANDING–100.00%	$479,676,230

NET ASSET VALUE–LVIP UBS LARGE CAP GROWTH RPM FUND STANDARD CLASS ($309,716,785 / 10,479,464 Shares)	$29.555

NET ASSET VALUE–LVIP UBS LARGE CAP GROWTH RPM FUND SERVICE CLASS ($169,959,445 / 5,822,478 Shares)	$29.190

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$385,341,571
Undistributed net investment income	87,741
Accumulated net realized loss on investments	(25,800,611)
Net unrealized appreciation of investments and derivatives	120,047,529

Total net assets	$479,676,230

†	Non-income producing for the period.

«	Of this amount, $2,800,300 represents cash pledged as collateral for futures contracts, $5,558,936 payable for securities purchased and $60,562 payable for fund shares redeemed as of December 31, 2013.

LVIP UBS Large Cap Growth RPM Fund—6

LVIP UBS Large Cap Growth RPM Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
683 E-mini S&P 500 Index	$61,160,412	$62,873,565	3/22/14	$1,713,153

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund—7

LVIP UBS Large Cap Growth RPM Fund
Statement of Operations
Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends	$2,566,447

EXPENSES:
Management fees	2,974,861
Distribution fees-Service Class	274,339
Accounting and administration expenses	230,742
Reports and statements to shareholders	117,659
Professional fees	35,015
Trustees’ fees and expenses	9,615
Custodian fees	6,860
Consulting fees	4,281
Pricing fees	777
Other	5,486

3,659,635
Less management fees waived	(446,648)

Total operating expenses	3,212,987

NET INVESTMENT LOSS	(646,540)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,433,977
Foreign currencies	11,745
Foreign currency exchange contracts	(128)
Futures contracts	(24,149,001)

Net realized loss	(2,703,407)

Net change in unrealized appreciation (depreciation) of:
Investments	94,504,223
Foreign currencies	(14,761)
Futures contracts	1,375,348

Net change in unrealized appreciation (depreciation)	95,864,810

NET REALIZED AND UNREALIZED GAIN	93,161,403

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,514,863

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/13	12/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(646,540)	$1,655,821
Net realized gain (loss)	(2,703,407)	66,867,204
Net change in unrealized appreciation (depreciation)	95,864,810	(16,496,844)

Net increase in net assets resulting from operations	92,514,863	52,026,181

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,999,253	4,340,676
Service Class	98,833,291	21,501,706

	103,832,544	25,842,382

Cost of shares redeemed:
Standard Class	(38,074,865)	(45,424,060)
Service Class	(19,827,662)	(17,239,861)

	(57,902,527)	(62,663,921)

Increase (decrease) in net assets derived from capital share transactions	45,930,017	(36,821,539)

NET INCREASE IN NET ASSETS	138,444,880	15,204,642
NET ASSETS:
Beginning of year	341,231,350	326,026,708

End of year	$479,676,230	$341,231,350

Undistributed net investment income	$87,741	$841,484

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund—8

LVIP UBS Large Cap Growth RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP UBS Large Cap Growth RPM Fund Standard Class
	Year Ended
	12/31/13		12/31/12[1]	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$23.551		$20.234	$21.503	$19.449	$14.150

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.024)		0.118	0.128	0.118	0.087
Net realized and unrealized gain (loss)	6.028		3.199	(1.350)	2.086	5.351

Total from investment operations	6.004		3.317	(1.222)	2.204	5.438

Less dividends and distributions from:
Net investment income	—		—	(0.047)	(0.150)	(0.139)

Total dividends and distributions	—		—	(0.047)	(0.150)	(0.139)

Net asset value, end of period	$29.555		$23.551	$20.234	$21.503	$19.449

Total return[3]	25.49%		16.39%	(5.69% )	11.35%	38.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$309,717		$277,091	$274,479	$327,270	$327,324
Ratio of expenses to average net assets	0.74%		0.75%	0.76%	0.76%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.85%		0.84%	0.84%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets	(0.09%	)	0.52%	0.60%	0.60%	0.55%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.20%	)	0.43%	0.52%	0.52%	0.45%
Portfolio turnover	48%		122%	89%	46%	52%

[1]	Commencing close of business on September 21, 2012, UBS Global Asset Management (Americas) Inc. replaced Janus Capital Management LLC, as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund–9

LVIP UBS Large Cap Growth RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP UBS Large Cap Growth RPM Fund Service Class
	Year Ended
	12/31/13		12/31/12[1]	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$23.318		$20.084	$21.348	$19.313	$14.087

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.089)		0.060	0.075	0.069	0.047
Net realized and unrealized gain (loss)	5.961		3.174	(1.339)	2.067	5.319

Total from investment operations	5.872		3.234	(1.264)	2.136	5.366

Less dividends and distributions from:
Net investment income	—		—	—	(0.101)	(0.140)

Total dividends and distributions	—		—	—	(0.101)	(0.140)

Net asset value, end of period	$29.190		$23.318	$20.084	$21.348	$19.313

Total return[3]	25.18%		16.10%	(5.92% )	11.08%	38.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$169,959		$64,140	$51,548	$66,848	$57,564
Ratio of expenses to average net assets	0.99%		1.00%	1.01%	1.01%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.10%		1.09%	1.09%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets	(0.34%	)	0.27%	0.35%	0.35%	0.30%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.45%	)	0.18%	0.27%	0.27%	0.20%
Portfolio turnover	48%		122%	89%	46%	52%

[1]	Commencing close of business on September 21, 2012, UBS Global Asset Management (Americas) Inc. replaced Janus Capital Management LLC, as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund–10

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP UBS Large Cap Growth RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and Exchange-Traded Funds (ETFs) except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities or ETFs listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010–December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities

LVIP UBS Large Cap Growth RPM Fund–11

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $9,661 for the year ended December 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $500 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.15% on the first $100 million of average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $100 million. This agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

UBS Global Asset Management (Americas) Inc. (UBS), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the year ended December 31, 2013, fees for these administrative and legal services amounted to $18,174 and $3,541, respectively.

Lincoln Life also performs daily trading operations. For the year ended December 31, 2013, the Fund reimbursed Lincoln Life $22,803 for the cost of these services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2013, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$252,092
Distribution fees payable to LFD	34,283
Trading operation fees payable to Lincoln Life	1,469

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

3. Investments

For the year ended December 31, 2013, the Fund made purchases of $194,790,874 and sales of $176,733,174 of investment securities other than short-term investments.

LVIP UBS Large Cap Growth RPM Fund–12

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$359,216,350

Aggregate unrealized appreciation	$121,507,255
Aggregate unrealized depreciation	(3,302,505)

Net unrealized appreciation	$118,204,750

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Common Stock	$439,316,180
Investment Companies	38,104,920

Total	$477,421,100

Futures Contracts	$1,713,153

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2013 and 2012.

The Fund declared ordinary income consent dividend of $841,484 for the year ended December 31, 2012. Such amounts have been deemed paid and contributed to paid-in capital.

LVIP UBS Large Cap Growth RPM Fund–13

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$385,341,571
Capital loss carryforwards	(23,870,065)
Unrealized appreciation	118,204,724

Net assets	$479,676,230

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, return of capital on investments and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, net operating losses, return of capital on investments and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2013, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(107,203)	$(9,234)	$116,437

For federal income tax purposes, at December 31, 2013, capital loss carryforwards of $23,870,065 may be carried forward and applied against future capital gains. Capital loss carryforwards, if not utilized in future years, will expire as follows: $21,546,610 expires in 2017.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Losses that will be carried forward under the Act are as follows:

Tax Character

Long-Term
$2,323,455

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	191,448	194,862
Service Class	3,838,790	946,921

	4,030,238	1,141,783

Shares redeemed:
Standard Class	(1,477,779)	(1,994,587)
Service Class	(766,981)	(762,840)

	(2,244,760)	(2,757,427)

Net increase (decrease)	1,785,478	(1,615,644)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or

LVIP UBS Large Cap Growth RPM Fund–14

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2013.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$1,713,153	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(128)	$—
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(24,149,001)	1,375,348

Total		$(24,149,129)	$1,375,348

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$10,004,542	$51,390,235

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of

LVIP UBS Large Cap Growth RPM Fund–15

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

8. Market Risk (continued)

the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP UBS Large Cap Growth RPM Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP UBS Large Cap Growth RPM Fund

We have audited the accompanying statement of net assets of the LVIP UBS Large Cap Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP UBS Large Cap Growth RPM Fund of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP UBS Large Cap Growth RPM Fund–17

LVIP UBS Large Cap Growth RPM Fund

Other Fund Information (unaudited)

Proxy Results:

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees and to approve the reclassification of the investment objective of the Fund as non-fundamental. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposals were approved by shareholders of the Trust and the Fund respectively, at the October 7, 2013 meeting. The following votes were recorded:

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The nominees for election to the Board of Trustees were as follows:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

2.	The approval of the reclassification of the Fund’s investment objective as non-fundmental:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
LVIP UBS Large Cap Growth RPM Fund	15,212,170.975	98.448%	80.869%	6.044%	11.535%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

Approval of Investment Management and Subadvisory Agreements

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with UBS Global Asset Management (Americas) Inc. (“UBS” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP UBS Large Cap Growth RPM Fund, a series of the Trust (the “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC and the subadviser. The Independent Trustees also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

LVIP UBS Large Cap Growth RPM Fund–18

LVIP UBS Large Cap Growth RPM Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board also considered that in the third quarter of 2012, LIAC implemented a Risk Portfolio Management (“RPM”) strategy for the Fund by which, with respect to 0-20% of the Fund’s assets, LIAC actively manages the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and the subadviser manages the remaining 80-100% of the Fund’s assets according to the investment mandate. The Board considered that the RPM strategy was designed to reduce the volatility of the Fund’s returns and as risk management is a newer strategy, the Morningstar peer groups generally do not include risk-managed funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2013, for the Fund compared to the average performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2013. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees although Morningstar did not include the Fund’s separate administrative fee in the Fund’s management fees in its report.

The Board considered that LIAC had implemented an advisory fee waiver of 0.15% on assets up to $100 million and 0.10% on assets over $100 million for the Fund through July 1, 2014. The Board noted that the investment management fees for the Fund, giving effect to the advisory fee waiver, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds group overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and UBS on behalf of the Fund, the Board considered the nature, extent and quality of services provided by UBS under the subadvisory agreement. The Board reviewed the services provided by UBS, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of UBS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

LVIP UBS Large Cap Growth RPM Fund–19

LVIP UBS Large Cap Growth RPM Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Performance. The Board reviewed the Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Large Growth funds and the Russell 1000 Growth TR USD Index. The Board noted the Fund’s performance was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered that UBS assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012, which provided a limited period of time to evaluate investment performance. The Board considered that a Risk Portfolio Management strategy was implemented for the Fund in September 2012 which was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets. The Board considered LIAC’s view that the subadviser’s underperformance was primarily attributable to stock selection, primarily in the technology and consumer discretionary sectors, and that LIAC would continue to monitor performance closely. The Board concluded that the services provided by UBS were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedule, which contains breakpoints and which is the same or lower than other registered funds sub-advised by UBS. The Board considered that LIAC compensates UBS from its fees and that the subadvisory fee schedule was negotiated between LIAC and UBS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability, Economies of Scale and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and UBS, an unaffiliated third party, and that LIAC compensates UBS from its fees. The Board reviewed materials provided by UBS as to any additional benefits it receives and considered that the relationship with the Fund raises the general profile of UBS with the investing public and that UBS uses soft dollars, which could benefit UBS and its clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP UBS Large Cap Growth RPM Fund–20

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP UBS Large Cap Growth RPM Fund–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP UBS Large Cap Growth RPM Fund–22

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP UBS Large Cap Growth RPM Fund–23

LVIP VIP Contrafund® RPM Portfolio (formerly LVIP RPM VIP Contrafund® Portfolio) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2013

LVIP VIP Contrafund® RPM Portfolio

LVIP VIP Contrafund®RPM Portfolio

2013 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 15.70% (Standard Class shares with distributions reinvested) since inception on May 1, 2013, while its benchmark, the S&P 500® Index1, returned 17.43% during the same period.

With global central banks continuing to provide accommodative monetary policy, 2013 was an historic year that handsomely rewarded equity investors in global developed markets. Potential action to reduce monetary stimulus by the U.S. Federal Reserve captivated investors for much of the year, culminating with the December taper announcement to close out the year. The S&P 500® Index gained 32% during the year, posting its best figures since 1997. These robust returns were achieved during a period of improving employment markets, continued progress on the housing front and moderate economic expansion. Investor resolve was certainly tested during the year as investors dealt with uncertainty surrounding U.S. fiscal and monetary policy, with fiscal issues ultimately leading to a partial U.S. government shutdown in October. However, as each potential hurdle was cleared, equity investors who maintained their conviction were ultimately rewarded.

Overseas, stocks in developed international and emerging markets had quite different results during the year. Catalysts for developed international markets included a stabilizing Eurozone with austerity measures beginning to show positive progress in key countries such as Italy, Spain and Greece along with the ECB’s steadfast commitment to support economic growth measures. Japanese stocks were aided by economic policies developed by Prime Minister Shinzo Abe, as the country fights to stimulate inflation and economic growth. Ultimately, investors in developed markets earned healthy returns as the MSCI EAFE Index (net dividends)2 exceeded 22% for the year. Emerging markets were another story, as these growing economies struggled during 2013 in the face of slowing growth in China and Brazil and the downstream impacts related to slowing stimulus in the U.S. For the year, the MSCI Emerging Markets Index (net dividends)3 lost (2.6%) during the year.

Global bond markets remained fixated throughout the year on the developments from the U.S. Federal Reserve regarding its eventual reduction in monetary stimulus. Interest rates were volatile during the year, ultimately ending the year significantly higher as investors prepared for the reduced buying power of the U.S. central bank. The 10-year Treasury Yield surged higher from 1.76% at the start of the year and closed 2013 at 3.03%. As a result of rising interest rates, the Barclays Capital U.S. Aggregate Bond Index4 delivered negative annual results for the first time since 1999 as it lost (2.02%) during 2013.

Through the purchase of shares of the Underlying Fund, the Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. During May 2013, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund. The volatility management strategy is designed control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the 2nd and 3rd quarters of

2013 when the global equity markets were volatile, the RPM overlay was successful in reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. Overall, the volatility management strategy detracted from results during 2013, a year which saw strong positive equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Fidelity® VIP ContrafundSM Portfolio 2013 Annual Commentary (Underlying Fund)

—The Underlying Fund is a diversified domestic equity fund focused on the large-cap segment of the market.

—The Underlying Fund is managed by Fidelity Management Research’s (FMR) Stock Selector Large Cap Group, a team of portfolio managers dedicated to each of the 10 market sectors, plus a group leader who is responsible for general team oversight, cash management and risk monitoring.

—The objective of this strategy is to add value through stock picking in each sector, while minimizing the risks associated with sector timing.

—The portfolio maintains sector weightings similar to those of its benchmark, the S&P 500® Index, but will take active stances at the industry and sub-industry levels.

—The Underlying Fund seeks a moderate level of active risk versus its benchmark, and is designed to serve as a core holding within a diversified portfolio.

—For the three months ending December 31, 2013, the Underlying Fund’s return slightly lagged that of the S&P 500® Index.

—While this review mainly outlines drivers for the past quarter, FMR buys and sells decisions are typically based on the longer-term prospects for stocks and not on short time periods.

Drivers of Fund Performance

—Security selection was a modest detractor overall, especially picks in the industrials sector.

Here, the Underlying Fund’s return was hurt by FMR’s decision to avoid industrial conglomerate and index component General Electric, which saw its stock move appreciably higher during the fourth quarter. The company posted strong financial results featuring a healthy increase in orders across business segments and geographies. Later in the quarter, the company announced plans to spin off its U.S. retail finance business in an initial public offering. Investors responded positively to this news as it put the company a step closer to its goal of becoming a smaller, more focused enterprise.

—The Underlying Fund’s return also suffered from weak picks in energy, including Anadarko Petroleum. The oil & gas exploration company’s stock plummeted after a judge ruled in December that the company could be liable for at least $5 billion in environmental damages related to the former chemicals business of Kerr McGee, which it acquired in 2006. The estimated sum of the liability was more than investors had expected and cast uncertainty over the company’s future financial stability.

LVIP VIP Contrafund® RPM Portfolio–1

LVIP VIP Contrafund®RPM Portfolio

2013 Annual Report Commentary (continued)

—Stock picking in the technology hardware & equipment industry hurt the Underlying Fund’s result. This group included our top individual relative detractor: an out-of-index stake in NCR, which builds automated teller machines, self-checkout counters and self-service kiosks. Its stock registered a strong gain during much of 2013, fueled by cutting-edge software development that altered investors’ impressions of the company as solely a commodity hardware producer. Shares reversed course during the fourth quarter after the company announced earnings that, despite coming in ahead of Wall Street estimates, were perceived as low quality because accounts receivables increased and revenues declined.

—Conversely, the Underlying Fund’s return benefited from security selection in financials and the pharmaceuticals, biotech & life science industry within health care, while stock picking in telecommunication services and utilities each provided a modest lift.

—Notable individual contributors included two holdings from the software & services industry within information technology. The stock of technology giant Yahoo responded favorably to news that its board of directors had authorized a $5 billion extension of its stock buyback program and that the company will issue $1 billion in convertible bonds. A prominent Wall Street analyst added fuel when he said that he would not rule out a large acquisition by Yahoo as the company works to turn around its core business and return to revenue growth. Social media upstarts Interest, Snapchat and BuzzFeed were named as potential candidates. The Underlying Fund’s exposure to Yahoo nearly doubled during the period.

—Elsewhere within software & services, a good call was made in not holding IBM, as the stock of this technology bell wether and benchmark component stumbled during the quarter, finishing at about the same level where it began and lagging the broader market. The company reported that revenue declined $1 billion in the third quarter, compared to the same period last year, largely due to weak sales in growth markets like Brazil, Russia, India, and China. IBM shares hit a two-year low during the quarter, as investors continued to show pessimism about the company’s ability to grow its business organically (without acquisitions).

End-of-Quarter Positioning:

—Consistent with the Underlying Fund’s mandate, its sector sleeves remained fairly concentrated at period end, as FMR looked to focus its investments on companies in which we had the highest conviction.

—While the Underlying Fund is managed to maintain sector weightings that are similar to those of its benchmark, at the sub-industry level the Underlying Fund had the biggest overweightings in electrical components & equipment and Internet software & services, while integrated oil & gas and integrated telecommunication services were notable underweightings.

—The main focus of the Underlying Fund’s highest-conviction holdings remained within the financials sector, where FMR sought attractively valued stocks with high returns on capital that were felt were poised to benefit from a steepening of the yield curve and improved availability of credit.

—Within energy, FMR favored oil & gas equipment & production companies over servicers, due to the former’s high returns on capital, strong free-cash-flow generation and non-cyclicality.

—Within the Underlying Fund’s industrials sector sleeve, FMR was positioned to take advantage of a potential future resurgence in non-residential equipment.

FMR believes that investors have underestimated the durability and defensive nature of technology companies tied to cloud computing resulted in overweighted exposure to this segment.

Finally, FMR remains committed to a disciplined investment process in pursuit of strong long-term results for its shareholders.

Growth of $10,000 invested 5/1/13 through 12/31/13

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP VIP Contrafund® RPM Portfolio shares on 5/1/13 (commencement of operations). As the chart shows, by December 31, 2013, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,570 for the Standard Class shares and to $11,544 for the Service Class shares. For comparison, look at how the S&P® 500 Index did over the same period. The same $10,000 investment would have increased to $11,743. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would be lower.

Average annual total returns on investment	Ended 12/31/13

Standard Class Shares
Inception (5/1/13)	+15.70%

Service Class Shares
Inception (5/1/13)	+15.44%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.

The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP VIP Contrafund® RPM Portfolio–2

LVIP VIP Contrafund® RPM Portfolio

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2013 to December 31, 2013

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual
Standard Class Shares	$1,000.00	$1,133.90	0.10%	$0.54
Service Class Shares	1,000.00	1,132.00	0.45%	2.42
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other mutual funds (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds.

LVIP VIP Contrafund® RPM Portfolio–3

LVIP VIP Contrafund® RPM Portfolio

Security Type/Sector Allocation (unaudited)

As of December 31, 2013

Security Type/Sector	Percentage of Net Assets

Unaffiliated Investment Companies	99.89%

Equity Fund	92.57%
Money Market Fund	7.32%

Total Value of Securities	99.89%

Receivables and Other Assets Net of Liabilities	0.11%

Total Net Assets	100.00%

LVIP VIP Contrafund® RPM Portfolio–4

LVIP VIP Contrafund® RPM Portfolio

Statement of Net Assets

December 31, 2013

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–99.89%
Equity Fund–92.57%
Fidelity® - VIP Contrafund® Portfolio	2,730,788	$93,802,570

		93,802,570

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Money Market Fund–7.32%
Dreyfus Treasury & Agency Cash Management Fund	7,418,395	$7,418,395

		7,418,395

Total Unaffiliated Investment Companies (Cost $94,699,797)		101,220,965

TOTAL VALUE OF SECURITIES–99.89% (Cost $94,699,797)	101,220,965
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	113,823

NET ASSETS APPLICABLE TO 8,843,588 SHARES OUTSTANDING–100.00%	$101,334,788

NET ASSET VALUE–LVIP VIP CONTRAFUND® RPM PORTFOLIO STANDARD CLASS ($228,499 / 19,941 Shares)	$11.459

NET ASSET VALUE–LVIP VIP CONTRAFUND® RPM PORTFOLIO SERVICE CLASS ($101,106,289 / 8,823,647 Shares)	$11.459

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$95,578,344
Distributions in excess of net investment income	(207)
Accumulated net realized loss on investments	(997,316)
Net unrealized appreciation of investments and derivatives	6,753,967

Total net assets	$101,334,788

«	Includes $6.31,400 pledged as collateral for futures contracts, $1,104,607 payable for investment companies purchased and $1,450 payable for fund shares redeemed as of December 31, 2013.

The following futures contracts were outstanding at December 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
154 E-mini S&P 500 Index	$13,943,671	$14,176,470	3/22/14	$232,799

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® RPM Portfolio–5

LVIP VIP Contrafund® RPM Portfolio

Statement of Operations

May 1, 2013* to December 31, 2013

INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$814,500

EXPENSES:
Management fees	176,704
Professional fees	101,796
Distribution fees-Service Class	88,072
Accounting and administration expenses	36,202
Reports and statements to shareholders	1,834
Custodian fees	531
Trustees’ fees and expenses	191
Consulting fees	185
Pricing fees	3
Other	13

405,531
Less management fees waived	(164,082)
Less expenses reimbursed	(128,133)

Total operating expenses	113,316

NET INVESTMENT INCOME	701,184

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment companies	21,684
Sale of investments in unaffiliated investment companies	(2,647)
Foreign currencies	(268)
Futures contracts	(994,669)

Net realized loss	(975,900)

Net unrealized appreciation of:
Investments in unaffiliated investment companies	6,521,168
Futures contracts	232,799

Net unrealized appreciation	6,753,967

NET REALIZED AND UNREALIZED GAIN	5,778,067

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,479,251

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® RPM Portfolio

Statement of Changes in Net Assets

5/1/13* to 12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$701,184
Net realized loss	(975,900)
Net unrealized appreciation	6,753,967

Net increase in net assets resulting from operations	6,479,251

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,187)
Service Class	(725,143)

(727,330)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	210,275
Service Class	98,169,397
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,187
Service Class	725,143

99,107,002

Cost of shares redeemed:
Standard Class	(654)
Service Class	(3,523,481)

(3,524,135)

Increase in net assets derived from capital share transactions	95,582,867

NET INCREASE IN NET ASSETS	101,334,788
NET ASSETS:
Beginning of period	—

End of period	$101,334,788

Distributions in excess of net investment income	$(207)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® RPM Portfolio–6

LVIP VIP Contrafund® RPM Portfolio

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP VIP Contrafund® Standard Class 5/1/13[1] to 12/31/13	RPM Portfolio Service Class 5/1/13[1] to 12/31/13
Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.224	0.202
Net realized and unrealized gain	1.346	1.342

Total from investment operations	1.570	1.544

Less dividends and distributions from:
Net investment income	(0.111)	(0.085)

Total dividends and distributions	(0.111)	(0.085)

Net asset value, end of period	$11.459	$11.459

Total return[3]	15.70%	15.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$229	$101,106
Ratio of expenses to average net assets[4]	0.10%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.24%	1.59%
Ratio of net investment income to average net assets	3.09%	2.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.95%	1.60%
Portfolio turnover	2%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® RPM Portfolio–7

LVIP VIP Contrafund® RPM Portfolio

Notes to Financial Statements

December 31, 2013

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 79 series (Series). These financial statements and the related notes pertain to the LVIP VIP Contrafund® RPM Portfolio (formerly LVIP RPM VIP Contrafund® Portfolio) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in another open-end investment company (mutual fund), the Fidelity® VIP Contrafund® Portfolio (Underlying Fund). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The Underlying Fund, which is advised by an unaffiliated advisor, invests in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Fund employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility.

The Fund’s investment objective is to seek captial appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end Funds at their published net asset value (NAV) computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax position is “more-likely-than-not” of being sustained by the applicable tax authority. A tax position not deemed to meet the more-likely-than-not threshold is recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax year December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the period May 1, 2013* through December 31, 2013, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP VIP Contrafund® RPM Portfolio–8

LVIP VIP Contrafund® RPM Portfolio

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2013* through December 31, 2013.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment advisor and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is in addition to the management fees indirectly paid to the investment advisors of the Underlying Fund.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.65% of the average daily net assets of the Fund. This agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the average daily net assets for the Standard class (and 0.45% for the Service class). This agreement will continue at least through July 1, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services. For the period May 1, 2013* through December 31, 2013, fees for these administrative and legal services amounted to $790 and $168 respectively.

Lincoln Life also performs daily trading operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $1,281 for the period May 1, 2013* through December 31, 2013.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, where by the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2013, the Fund had receivable from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$45,833
Management fees payable to LIAC	3,824
Distribution fees payable to LFD	26,716
Trading operation fees payable to Lincoln Life	342

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

At December 31, 2013, Lincoln Life directly owned 50.63% of the Standard Class shares of the Fund.

* Date of commencement of operations.

LVIP VIP Contrafund® RPM Portfolio–9

LVIP VIP Contrafund® RPM Portfolio

Notes to Financial Statements (continued)

3. Investments

For the period May 1, 2013* through December 31, 2013, the Fund made purchases of $87,951,347 and sales of $667,298 of investment securities other than short-term investments.

At December 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$94,702,920

Aggregate unrealized appreciation	$6,518,045
Aggregate unrealized depreciation	—

Net unrealized appreciation	$6,518,045

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level	1–inputsare quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level

2–otherobservable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level	3–inputsare significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2013:

Level 1
Investment Companies	$101,220,965

Futures Contracts	$232,799

There were no Level 3 investments at the end of the period.

During the period May 31, 2013* through December 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2013* through December 31, 2013 was as follows:

5/1/13* to 12/31/13
Ordinary income	$727,330

* Date of commencement of operations.

LVIP VIP Contrafund® RPM Portfolio–10

LVIP VIP Contrafund® RPM Portfolio

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$95,578,344
Capital loss carryforwards	(629,210)
Qualified late year ordinary and capital losses deferred	(132,391)
Unrealized appreciation	6,518,045

Net assets	$101,334,788

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of futures contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2013 through December 31, 2013 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, distributions received from Underlying Funds, dividends and distributions and non-deductible expenses. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2013* through December 31, 2013, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$25,939	$(21,416)	$(4,523)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

Losses that will be carried forward under the Act are as follows:

Tax Character
Short-term	Long-term
$251,684	$377,526

6. Capital Shares

Transactions in capital shares were as follows:

5/1/13* to 12/31/13
Shares sold:
Standard Class	19,807
Service Class	9,082,022
Shares issued upon reinvestment of dividends and distributions:
Standard Class	192
Service Class	63,609

9,165,630

Shares redeemed:
Standard Class	(58)
Service Class	(321,984)

(322,042)

Net increase	8,843,588

* Date of commencement of operations.

LVIP VIP Contrafund® RPM Portfolio–11

LVIP VIP Contrafund® RPM Portfolio

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$232,799	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the period May 1, 2013* through December 31, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(994,669)	$232,799

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2013* through December 31, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2013* through December 31, 2013.

	Asset Derivative Volume	Liability Derivative Volume
Futures Contracts (Average Notional Value)	$1,868,581	$1,142,139

* Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP VIP Contrafund® RPM Portfolio–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP VIP Contrafund® RPM Portfolio

We have audited the accompanying statement of net assets, of the LVIP VIP ContraFund® RPM Portfolio (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2013, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP VIP ContraFund® RPM Portfolio of the Lincoln Variable Insurance Products Trust at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 20, 2014

Philadelphia, Pennsylvania

LVIP VIP Contrafund® RPM Portfolio–13

LVIP VIP Contrafund® RPM Portfolio

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Proxy Results (unaudited)

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	3,785,856,719.750	96.754%
Daniel R. Hayes			92.612%	4.143%	0.00%
Steve A. Cobb			92.502%	4.253%	0.00%
Michael D. Coughlin			92.376%	4.378%	0.00%
Nancy L. Frisby**			92.362%	4.392%	0.00%
Elizabeth S. Hager			92.528%	4.226%	0.00%
Gary D. Lemon, Ph.D			92.593%	4.161%	0.00%
Thomas A. Leonard			92.543%	4.212%	0.00%
Thomas D. Rath			92.539%	4.216%	0.00%
Pamela L. Salaway			92.584%	4.171%	0.00%
Kenneth G. Stella			92.406%	4.348%	0.00%
David H. Windley			92.472%	4.282%	0.00%

* Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

**Nancy L. Frisby retired on December 31, 2013.

LVIP VIP Contrafund® RPM Portfolio–14

Officer/Trustee Information for Lincoln VIP Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	85	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Management Director, CID Capital (private equity firm)	85	Formerly: Director of SPS Commerce (supply chain software provider).

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	85	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC.

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	85	N/A

Gary D. Lemon, Ph.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	85	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	85	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013).

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	85	Associate Grocers of New England (Director Emeritus).

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	85	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	85	St. Vincent Health.

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	85	N/A

LVIP VIP Contrafund® RPM Portfolio–15

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company, Formerly: Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly: Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC	N/A	N/A

David A. Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly: Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

LVIP VIP Contrafund® RPM Portfolio–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Jill R. Whitelaw[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 79 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP VIP Contrafund® RPM Portfolio–17

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to Registrant’s principal executive officer, chief financial officer, chief accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the Registrant’s Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (Code of Ethics) is attached hereto as an exhibit

Item 3. Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that Thomas A. Leonard is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designees’ duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principle Accountant Fees and Services

(a)    Audit Fees

Aggregate audit fees for the services that the Registrant’s auditor provided to the Registrant totaled approximately $1,421,300 in 2013 and $1,283,600 in 2012, including fees associated with the annual audit and filings of the Registrant’s Form N-1A and Form N-SAR.

(b)    Audit-Related Fees

Aggregate fees billed by the Registrant’s auditor for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item totaled approximately $67,460 in 2013 and $60,060 in 2012. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.

(c)    Tax Fees

Aggregate fees for tax services to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $119,830 in 2013 and $161,060 in 2012.

(d)  All Other Fees

Aggregate fees for all other services that the Registrant’s auditor provided to the Registrant not included above totaled approximately $294,510 in 2013 and $0 in 2012.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not Applicable.

(g)  Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, totaled approximately $1,099,664 in 2013 and $939,170 in 2012.

(h)  Principal Accountant’s Independence

In connection with its selection of the independent auditors, the Registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the Registrant’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940:

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant’s president and chief accounting officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b) (1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(b) (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lincoln Variable Insurance Products Trust (Registrant)

/s/ Daniel R. Hayes
Daniel R. Hayes
President
(Signature and Title)

Date: February 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel R. Hayes
Daniel R. Hayes
President
(Signature and Title)

Date: February 20, 2014

By	/s/ William P. Flory, Jr.
William P. Flory, Jr.
Chief Accounting Officer
(Signature and Title)

Date: February 20, 2014